UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10183

BRIGHTHOUSE FUNDS TRUST I

(Exact name of registrant as specified in charter)

One Financial Center

Boston, MA 02111

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Michael P. Lawlor, Esq. -------------------------- c/o Brighthouse Investment Advisers, LLC One Financial Center Boston, MA 02111	Brian D. McCabe, Esq. ---------------------------------- Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5130

Date of fiscal year end: December 31

Date of reporting period: December 31, 2018

Item 1: Report to Shareholders.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”):

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by Alliance Bernstein L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class B shares of the AB Global Dynamic Allocation Portfolio returned -6.97%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.21%.

MARKET ENVIRONMENT / CONDITIONS

Global equities ended the 12-month period ended December 31, 2018 in negative territory, marking one of the worst years for the stock market in a decade in terms of performance. Despite a relatively strong start to the year and U.S. stock indices reaching record highs, volatility spiked toward the end of the period. Investors worried about the outlook for corporate earnings growth amid a more challenging global growth environment and as the benefits of tax reform roll off. The U.S. Federal Reserve (the “Fed”) raised rates four times during the period, as expected, but softened its tone in December and signaled that it might slow its pace of rate hikes in 2019. An upsurge in geopolitical uncertainty regarding Brexit and budget discussions between Italy and the European Union sparked a flight to quality in the region. Slowing Chinese growth and continuing U.S.-China trade tensions dampened investor sentiment in China toward the end of the period. In the U.S., growth stocks outperformed value stocks, in terms of style, and large-cap stocks outperformed their small-cap peers.

Fixed income markets had mixed performance. Developed market treasuries rallied, while investment-grade securities posted neutral returns and global high yield sold off. Emerging market debt sectors came under pressure from a stronger U.S. dollar, slowing Chinese growth, escalating global trade tensions and a hawkish Fed. Developed market yield curves moved in different directions (bond yields move inversely to price). The Bank of Japan tweaked its monetary policy, holding rates and yields steady but widening the band around 10-year yields, potentially allowing them to move higher. Meanwhile, as announced earlier in the year, the European Central Bank ended its bond-buying program in December.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio’s objective is to provide long-term growth by participating in up-markets and by mitigating the downside. The Portfolio aims to deliver more consistent returns through broad diversification and reduce volatility by making flexible adjustments to its strategic asset allocation. In this way, it should capture potential return opportunities and manage risk. The strategic asset allocation is a growth-oriented portfolio with approximately 60% invested in a global mix of equities across capitalization ranges including real estate and 40% invested in a mix of global sovereign and high-quality corporate bonds.

The Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-year period ending December 31, 2018. During this period, the Portfolio’s relative overweight to international large cap stocks as well as an underweight to U.S. corporate investment grade bonds and mortgage-related securities detracted from performance. The Portfolio’s overweight to U.S. government bonds, underweight to U.S. small cap stocks and currency management contributed to performance.

Throughout most of the year, the Portfolio held a close to neutral position to risk assets, including equities. The Portfolio’s risk level was reduced in October to a modest underweight and further reduced in early December to a significant underweight, with the proceeds added to cash as opposed to fixed income to maintain neutral duration. In December, stock volatility became extremely elevated and importantly was accompanied by both a widening and change in the trend of credit spreads as well as decelerating growth, signaling to the team a protracted period of elevated risk in equity markets. The Portfolio’s equity position was characterized by a regional bias towards international large cap stocks. The team saw more pronounced headwinds for U.S. equity markets relative to non-U.S. developed markets driven by relative valuations, an appreciating U.S. dollar, and expectations of further rate hikes by the Fed. Both international and U.S. equities had a challenging year, though international equities underperformed the U.S., which was a major drag on performance relative to the Dow Jones Moderate Index.

In fixed income, the Portfolio held an overweight to U.S. fixed income, which was beneficial to performance in 2018. The Portfolio ended the year with a neutral duration. In currency management, we held an overweight to the U.S. dollar relative to our strategic allocation for most of the year, but moved to a significant underweight in the fourth quarter.

The Portfolio utilized equity futures, fixed income futures, currency forwards, exchange traded funds, interest rate swaps, and total return swaps for both hedging and investment purposes. Interest rate options were used for hedging purposes. The Portfolio utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit, and currency risk to hedge positions and to provide efficient exposure. All derivatives performed in line with the manager’s expectations over the period.

The Portfolio ended the period significantly underweight risk assets, defined broadly by equity exposure. Within equities, the Portfolio was regionally diversified with a tilt away from the U.S, and an

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Managed by Alliance Bernstein L.P.

Portfolio Manager Commentary*—(Continued)

overweight to international developed market equities. The Portfolio finished the year with an overweight to cash and U.S. fixed income. At period end, the Portfolio held an underweight to the U.S. dollar and an overweight to emerging markets currencies.

Daniel Loewy

Brian Brugman

Portfolio Managers

Alliance Bernstein L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	Since Inception[2]
AB Global Dynamic Allocation Portfolio
Class B	-6.97	3.41	4.70
Dow Jones Moderate Index	-5.21	4.11	5.18

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. Index since inception return is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Equity Sectors

% of Net Assets
Financials	10.6
Health Care	7.8
Information Technology	7.5
Industrials	7.0
Consumer Discretionary	6.2

Top Fixed Income Sectors

% of Net Assets
U.S. Treasury & Government Agencies	24.0
Foreign Government	9.6

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AB Global Dynamic Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class B (a)	Actual	0.87%	$1,000.00	$948.60	$4.27
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—62.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.1%
Airbus SE	59,972	$5,735,778
Arconic, Inc.	23,650	398,739
BAE Systems plc	328,993	1,920,175
Boeing Co. (The)	30,525	9,844,312
Dassault Aviation S.A.	258	357,253
Elbit Systems, Ltd.	2,450	281,540
General Dynamics Corp.	15,430	2,425,750
Harris Corp.	6,590	887,344
Huntington Ingalls Industries, Inc.	2,542	483,768
L3 Technologies, Inc.	4,385	761,499
Leonardo S.p.A.	41,686	366,927
Lockheed Martin Corp.	13,845	3,625,175
Meggitt plc	79,982	478,469
MTU Aero Engines AG	5,357	972,999
Northrop Grumman Corp.	9,725	2,381,652
Raytheon Co.	16,015	2,455,900
Rolls-Royce Holdings plc (a) (b)	173,321	1,823,949
Safran S.A.	34,365	4,128,614
Singapore Technologies Engineering, Ltd.	160,800	410,081
Textron, Inc.	14,180	652,138
Thales S.A.	10,953	1,274,125
TransDigm Group, Inc. (a)	2,702	918,842
United Technologies Corp.	44,852	4,775,841

		47,360,870

Air Freight & Logistics—0.3%
Bollore S.A.	90,455	361,372
C.H. Robinson Worldwide, Inc.	7,760	652,538
Deutsche Post AG	101,694	2,785,287
Expeditors International of Washington, Inc.	9,705	660,814
FedEx Corp.	13,710	2,211,834
Royal Mail plc	92,704	321,837
SG Holdings Co., Ltd.	9,963	261,295
United Parcel Service, Inc. - Class B	38,400	3,745,152
Yamato Holdings Co., Ltd.	31,778	865,991

		11,866,120

Airlines—0.2%
Alaska Air Group, Inc.	6,803	413,963
American Airlines Group, Inc. (c)	23,121	742,415
ANA Holdings, Inc.	11,805	425,543
Delta Air Lines, Inc.	35,951	1,793,955
Deutsche Lufthansa AG	24,394	550,139
easyJet plc	16,211	227,576
International Consolidated Airlines Group S.A. - Class DI	61,811	490,536
Japan Airlines Co., Ltd.	11,880	420,779
Ryanair Holdings plc (ADR) (a)	2,174	155,093
Singapore Airlines, Ltd.	55,600	382,806
Southwest Airlines Co.	29,685	1,379,759
United Continental Holdings, Inc. (a)	13,091	1,096,109

		8,078,673

Auto Components—0.4%
Aisin Seiki Co., Ltd.	16,694	576,038
Aptiv plc	14,721	906,372

Security Description	Shares	Value

Auto Components—(Continued)
BorgWarner, Inc.	10,940	$380,056
Bridgestone Corp.	62,754	2,408,395
Cie Generale des Etablissements Michelin	17,514	1,731,596
Continental AG	11,331	1,566,831
Denso Corp.	44,987	1,996,526
Faurecia S.A.	7,837	294,138
Goodyear Tire & Rubber Co. (The)	13,290	271,249
Koito Manufacturing Co., Ltd.	10,766	549,202
Minth Group, Ltd.	76,600	244,467
NGK Spark Plug Co., Ltd.	16,227	320,102
Nokian Renkaat Oyj	12,086	372,436
Pirelli & C S.p.A. (144A) (a)	40,646	261,388
Stanley Electric Co., Ltd.	13,588	378,938
Sumitomo Electric Industries, Ltd.	77,691	1,025,614
Sumitomo Rubber Industries, Ltd.	17,611	209,592
Toyoda Gosei Co., Ltd.	6,645	132,483
Toyota Industries Corp.	15,104	695,019
Valeo S.A.	24,747	717,584
Yokohama Rubber Co., Ltd. (The)	12,178	227,163

		15,265,189

Automobiles—1.0%
Bayerische Motoren Werke AG	34,105	2,762,064
Daimler AG	93,669	4,924,802
Ferrari NV	12,631	1,256,456
Fiat Chrysler Automobiles NV (a)	111,805	1,625,505
Ford Motor Co.	217,995	1,667,662
General Motors Co.	70,613	2,362,005
Harley-Davidson, Inc.	9,175	313,051
Honda Motor Co., Ltd.	167,928	4,388,152
Isuzu Motors, Ltd.	56,805	793,126
Mazda Motor Corp.	58,571	602,494
Mitsubishi Motors Corp.	69,078	381,381
Nissan Motor Co., Ltd.	239,115	1,927,225
Peugeot S.A.	60,581	1,287,785
Renault S.A.	19,800	1,232,596
Subaru Corp.	63,383	1,353,083
Suzuki Motor Corp.	35,407	1,791,612
Toyota Motor Corp.	235,274	13,664,896
Volkswagen AG	3,344	532,803
Yamaha Motor Co., Ltd.	28,834	561,178

		43,427,876

Banks—4.9%
ABN AMRO Group NV	43,571	1,020,578
AIB Group plc	83,878	352,594
Aozora Bank, Ltd.	12,189	361,449
Australia & New Zealand Banking Group, Ltd.	295,998	5,100,387
Banco Bilbao Vizcaya Argentaria S.A.	686,827	3,623,021
Banco de Sabadell S.A.	579,606	659,475
Banco Espirito Santo S.A. (a) (b) (d) (e)	169,954	0
Banco Santander S.A.	1,675,621	7,561,813
Bank Hapoalim B.M.	109,902	696,963
Bank Leumi Le-Israel B.M.	155,201	939,660
Bank of America Corp.	525,308	12,943,589
Bank of East Asia, Ltd. (The)	130,100	411,777

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Bank of Ireland Group plc	100,011	$555,061
Bank of Kyoto, Ltd. (The)	5,501	225,606
Bank of Queensland, Ltd.	40,925	278,548
Bankia S.A. (c)	127,106	370,130
Bankinter S.A.	69,440	554,985
Barclays plc	1,762,590	3,381,038
BB&T Corp.	43,445	1,882,037
Bendigo & Adelaide Bank, Ltd.	49,934	379,795
BNP Paribas S.A.	115,863	5,218,260
BOC Hong Kong Holdings, Ltd.	381,100	1,407,586
CaixaBank S.A.	369,671	1,330,485
Chiba Bank, Ltd. (The)	62,407	346,051
Citigroup, Inc.	142,071	7,396,216
Citizens Financial Group, Inc.	26,954	801,342
Comerica, Inc.	9,555	656,333
Commerzbank AG (a)	103,199	683,560
Commonwealth Bank of Australia	181,273	9,251,757
Concordia Financial Group, Ltd.	110,118	419,878
Credit Agricole S.A.	118,103	1,270,327
Danske Bank A/S	73,830	1,462,859
DBS Group Holdings, Ltd.	184,900	3,194,608
DNB ASA	99,017	1,588,227
Erste Group Bank AG (a)	30,990	1,032,596
Fifth Third Bancorp	38,135	897,317
First Republic Bank	9,301	808,257
Fukuoka Financial Group, Inc.	15,072	303,931
Hang Seng Bank, Ltd.	78,800	1,760,036
HSBC Holdings plc	2,050,496	16,827,124
Huntington Bancshares, Inc. (c)	61,555	733,736
ING Groep NV	400,850	4,295,840
Intesa Sanpaolo S.p.A.	1,532,784	3,397,071
Japan Post Bank Co., Ltd.	41,717	458,024
JPMorgan Chase & Co.	189,700	18,518,514
KBC Group NV	25,704	1,663,226
KeyCorp	59,120	873,794
Lloyds Banking Group plc	7,325,208	4,840,318
M&T Bank Corp.	8,095	1,158,637
Mebuki Financial Group, Inc.	83,868	221,394
Mediobanca S.p.A.	63,959	540,824
Mitsubishi UFJ Financial Group, Inc.	1,210,668	5,969,974
Mizrahi Tefahot Bank, Ltd.	14,287	241,807
Mizuho Financial Group, Inc.	2,484,781	3,872,705
National Australia Bank, Ltd.	281,627	4,778,907
Nordea Bank Abp	312,874	2,638,800
Oversea-Chinese Banking Corp., Ltd.	323,900	2,660,412
People’s United Financial, Inc.	19,295	278,427
PNC Financial Services Group, Inc. (The)	26,135	3,055,443
Raiffeisen Bank International AG	15,247	388,333
Regions Financial Corp.	62,515	836,451
Resona Holdings, Inc.	215,456	1,030,639
Royal Bank of Scotland Group plc	496,411	1,364,916
Seven Bank, Ltd.	60,539	172,664
Shinsei Bank, Ltd.	16,009	189,481
Shizuoka Bank, Ltd. (The)	44,353	345,222
Skandinaviska Enskilda Banken AB - Class A	167,642	1,631,873
Societe Generale S.A.	79,059	2,510,040
Standard Chartered plc	289,304	2,236,226

Security Description	Shares	Value

Banks—(Continued)
Sumitomo Mitsui Financial Group, Inc.	136,939	$4,515,814
Sumitomo Mitsui Trust Holdings, Inc.	34,177	1,244,005
SunTrust Banks, Inc.	25,900	1,306,396
SVB Financial Group (a)	3,025	574,508
Svenska Handelsbanken AB - A Shares	157,303	1,742,555
Swedbank AB - A Shares	93,282	2,079,442
U.S. Bancorp	86,935	3,972,929
UniCredit S.p.A.	206,748	2,345,334
United Overseas Bank, Ltd.	138,500	2,482,446
Wells Fargo & Co. (f)	244,310	11,257,805
Westpac Banking Corp.	353,802	6,240,134
Yamaguchi Financial Group, Inc.	19,956	190,744
Zions Bancorp N.A.	10,960	446,510

		207,257,576

Beverages—1.2%
Anheuser-Busch InBev S.A.	78,486	5,194,382
Asahi Group Holdings, Ltd.	37,359	1,459,222
Brown-Forman Corp. - Class B (c)	14,517	690,719
Carlsberg A/S - Class B	11,019	1,172,295
Coca-Cola Amatil, Ltd.	52,203	301,118
Coca-Cola Bottlers Japan Holdings, Inc.	13,811	412,293
Coca-Cola Co. (The) (f)	213,310	10,100,228
Coca-Cola European Partners plc	22,533	1,033,138
Coca-Cola HBC AG (a)	20,860	649,075
Constellation Brands, Inc. - Class A	9,375	1,507,688
Davide Campari-Milano S.p.A.	59,825	506,346
Diageo plc	253,537	9,011,597
Heineken Holding NV	11,868	998,854
Heineken NV	26,699	2,353,179
Kirin Holdings Co., Ltd.	84,732	1,782,326
Molson Coors Brewing Co. - Class B	10,305	578,729
Monster Beverage Corp. (a)	22,840	1,124,185
PepsiCo, Inc.	79,025	8,730,682
Pernod-Ricard S.A.	21,872	3,591,326
Remy Cointreau S.A.	2,358	266,612
Suntory Beverage & Food, Ltd.	14,323	646,477
Treasury Wine Estates, Ltd.	74,026	771,577

		52,882,048

Biotechnology—1.1%
AbbVie, Inc. (c)	84,383	7,779,269
Alexion Pharmaceuticals, Inc. (a)	12,400	1,207,264
Amgen, Inc.	37,169	7,235,689
BeiGene, Ltd. (ADR) (a)	3,361	471,414
Biogen, Inc. (a)	11,830	3,559,884
Celgene Corp. (a)	39,340	2,521,301
CSL, Ltd.	46,600	6,085,778
Genmab A/S (a)	6,332	1,037,667
Gilead Sciences, Inc.	72,443	4,531,310
Grifols S.A.	30,726	802,572
Incyte Corp. (a)	9,733	618,921
Regeneron Pharmaceuticals, Inc. (a)	4,341	1,621,363
Shire plc	94,204	5,474,660
Vertex Pharmaceuticals, Inc. (a)	14,167	2,347,613

		45,294,705

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

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AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Building Products—0.3%
A.O. Smith Corp.	8,060	$344,162
Allegion plc	5,301	422,543
Asahi Glass Co., Ltd.	19,119	593,248
Assa Abloy AB - Class B	103,242	1,845,892
Cie de St-Gobain	51,229	1,705,174
Daikin Industries, Ltd.	25,664	2,700,651
Fortune Brands Home & Security, Inc.	8,127	308,745
Geberit AG	3,816	1,486,707
Johnson Controls International plc	51,584	1,529,466
Kingspan Group plc	15,775	675,651
LIXIL Group Corp.	27,441	342,599
Masco Corp.	17,275	505,121
TOTO, Ltd.	14,584	501,320

		12,961,279

Capital Markets—1.5%
3i Group plc	100,218	983,988
Affiliated Managers Group, Inc.	3,005	292,807
Ameriprise Financial, Inc.	8,015	836,526
Amundi S.A. (144A)	6,242	328,169
ASX, Ltd.	19,942	842,737
Bank of New York Mellon Corp. (The)	56,285	2,649,335
BlackRock, Inc.	6,910	2,714,386
Cboe Global Markets, Inc.	6,217	608,209
Charles Schwab Corp. (The)	66,845	2,776,073
CME Group, Inc. (c)	18,985	3,571,458
Credit Suisse Group AG (a)	263,282	2,901,405
Daiwa Securities Group, Inc.	166,292	847,906
Deutsche Bank AG	202,244	1,613,940
Deutsche Boerse AG	19,880	2,390,714
E*Trade Financial Corp.	14,615	641,306
Franklin Resources, Inc. (c)	17,741	526,198
Goldman Sachs Group, Inc. (The)	19,550	3,265,827
Hargreaves Lansdown plc	29,314	690,683
Hong Kong Exchanges and Clearing, Ltd.	122,000	3,501,025
Intercontinental Exchange, Inc.	32,280	2,431,652
Invesco, Ltd.	22,820	382,007
Investec plc	70,089	391,059
Japan Exchange Group, Inc.	52,485	842,897
Julius Baer Group, Ltd. (a)	23,054	823,807
London Stock Exchange Group plc	32,260	1,664,779
Macquarie Group, Ltd.	33,309	2,548,806
Moody’s Corp. (c)	9,325	1,305,873
Morgan Stanley	75,860	3,007,849
MSCI, Inc.	4,990	735,676
Nasdaq, Inc.	6,470	527,758
Natixis S.A.	97,348	459,322
Nomura Holdings, Inc.	356,540	1,359,410
Northern Trust Corp.	11,790	985,526
Partners Group Holding AG	1,788	1,086,804
Raymond James Financial, Inc.	7,249	539,398
S&P Global, Inc.	14,015	2,381,709
SBI Holdings, Inc.	23,131	451,508
Schroders plc	12,805	397,127
Singapore Exchange, Ltd.	82,700	432,136
St. James’s Place plc	54,522	653,253

Security Description	Shares	Value

Capital Markets—(Continued)
State Street Corp.	20,290	$1,279,690
T. Rowe Price Group, Inc. (c)	13,490	1,245,397
UBS Group AG (a)	397,052	4,956,384

		62,872,519

Chemicals—1.6%
Air Liquide S.A.	44,115	5,461,674
Air Products & Chemicals, Inc.	12,245	1,959,812
Air Water, Inc.	15,260	229,269
Akzo Nobel NV	26,022	2,091,715
Albemarle Corp. (c)	6,188	476,909
Arkema S.A.	7,091	605,122
Asahi Kasei Corp.	130,029	1,326,701
BASF SE	94,608	6,546,928
Celanese Corp. (c)	7,595	683,322
CF Industries Holdings, Inc.	13,000	565,630
Chr Hansen Holding A/S	10,187	902,199
Clariant AG (a)	20,515	378,525
Covestro AG (144A)	19,816	980,343
Croda International plc	13,560	805,462
Daicel Corp.	26,670	274,070
DowDuPont, Inc.	129,224	6,910,899
Eastman Chemical Co.	7,980	583,418
Ecolab, Inc.	14,445	2,128,471
EMS-Chemie Holding AG	844	401,886
Evonik Industries AG	16,800	419,601
FMC Corp. (c)	7,440	550,262
Givaudan S.A.	952	2,208,088
Hitachi Chemical Co., Ltd.	10,804	161,359
Incitec Pivot, Ltd.	167,996	388,090
International Flavors & Fragrances, Inc. (c)	4,385	588,781
Israel Chemicals, Ltd.	72,527	412,394
Johnson Matthey plc	19,935	711,260
JSR Corp.	19,612	293,064
Kaneka Corp.	5,112	182,682
Kansai Paint Co., Ltd.	18,286	350,947
Koninklijke DSM NV	18,688	1,520,574
Kuraray Co., Ltd.	32,897	461,523
LANXESS AG	8,956	412,511
Linde plc	30,937	4,827,409
LyondellBasell Industries NV - Class A	17,871	1,486,152
Mitsubishi Chemical Holdings Corp.	131,882	992,170
Mitsubishi Gas Chemical Co., Inc.	16,791	250,849
Mitsui Chemicals, Inc.	18,959	425,373
Mosaic Co. (The)	19,480	569,011
Nippon Paint Holdings Co., Ltd. (c)	15,083	511,430
Nissan Chemical Corp.	13,043	678,966
Nitto Denko Corp.	17,003	848,928
Novozymes A/S - B Shares	22,551	1,007,997
Orica, Ltd.	39,061	474,557
PPG Industries, Inc.	13,890	1,419,975
Sherwin-Williams Co. (The)	4,660	1,833,524
Shin-Etsu Chemical Co., Ltd.	37,439	2,884,331
Showa Denko KK	13,929	408,565
Sika AG	13,345	1,696,061

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Solvay S.A.	7,634	$760,302
Sumitomo Chemical Co., Ltd.	153,467	750,508
Symrise AG	12,703	938,738
Taiyo Nippon Sanso Corp.	13,268	218,455
Teijin, Ltd.	18,398	292,894
Toray Industries, Inc.	142,843	998,023
Tosoh Corp.	26,788	346,611
Umicore S.A.	21,574	858,064
Yara International ASA	18,293	702,153

		68,154,537

Commercial Services & Supplies—0.3%
Babcock International Group plc	25,418	158,535
Brambles, Ltd.	163,984	1,172,290
Cintas Corp.	4,830	811,392
Copart, Inc. (a)	11,165	533,464
Dai Nippon Printing Co., Ltd.	25,049	521,197
Edenred	24,646	903,453
G4S plc	159,822	399,981
ISS A/S	17,213	480,471
Park24 Co., Ltd.	11,937	263,859
Republic Services, Inc.	12,385	892,834
Rollins, Inc.	8,279	298,872
Secom Co., Ltd.	21,628	1,785,680
Securitas AB - B Shares	32,253	518,550
Societe BIC S.A.	2,653	270,274
Sohgo Security Services Co., Ltd.	7,410	348,868
Toppan Printing Co., Ltd.	25,215	369,015
Waste Management, Inc.	22,135	1,969,793

		11,698,528

Communications Equipment—0.5%
Arista Networks, Inc. (a)	2,656	559,619
Cisco Systems, Inc. (f)	262,000	11,352,460
F5 Networks, Inc. (a)	3,385	548,472
Juniper Networks, Inc.	19,420	522,592
Motorola Solutions, Inc.	9,000	1,035,360
Nokia Oyj	580,076	3,351,626
Telefonaktiebolaget LM Ericsson - B Shares	316,472	2,789,385

		20,159,514

Construction & Engineering—0.3%
ACS Actividades de Construccion y Servicios S.A.	25,957	997,873
Bouygues S.A.	22,625	809,032
CIMIC Group, Ltd.	10,114	309,215
Eiffage S.A.	8,076	675,644
Ferrovial S.A.	51,816	1,045,057
Fluor Corp.	7,795	250,999
HOCHTIEF AG	2,184	294,362
Jacobs Engineering Group, Inc.	6,650	388,759
JGC Corp.	21,438	299,261
Kajima Corp.	46,286	620,455
Obayashi Corp.	66,887	600,597
Quanta Services, Inc. (c)	8,285	249,378
Shimizu Corp.	56,854	467,242

Security Description	Shares	Value

Construction & Engineering—(Continued)
Skanska AB - B Shares	35,036	$559,408
Taisei Corp.	21,973	934,186
Vinci S.A.	52,261	4,294,695

		12,796,163

Construction Materials—0.2%
Boral, Ltd.	120,756	420,137
CRH plc	85,656	2,257,933
Fletcher Building, Ltd. (a)	86,597	283,529
HeidelbergCement AG	15,329	937,490
Imerys S.A.	3,755	179,654
James Hardie Industries plc	45,479	484,314
LafargeHolcim, Ltd. (a)	50,012	2,066,608
Martin Marietta Materials, Inc.	3,512	603,607
Taiheiyo Cement Corp.	12,444	382,997
Vulcan Materials Co.	7,350	726,180

		8,342,449

Consumer Finance—0.2%
Acom Co., Ltd.	41,106	135,257
AEON Financial Service Co., Ltd.	11,568	207,805
American Express Co.	39,780	3,791,830
Capital One Financial Corp.	27,065	2,045,843
Credit Saison Co., Ltd.	16,256	189,566
Discover Financial Services	19,385	1,143,327
Synchrony Financial	39,487	926,365

		8,439,993

Containers & Packaging—0.1%
Amcor, Ltd.	119,294	1,113,296
Avery Dennison Corp.	4,900	440,167
Ball Corp.	19,440	893,851
International Paper Co.	23,035	929,693
Packaging Corp. of America	5,199	433,908
Sealed Air Corp.	8,895	309,902
Smurfit Kappa Group plc	23,213	616,452
Toyo Seikan Group Holdings, Ltd.	15,708	358,325
WestRock Co.	14,195	536,003

		5,631,597

Distributors—0.0%
Genuine Parts Co.	8,115	779,202
Jardine Cycle & Carriage, Ltd.	10,100	260,725
LKQ Corp. (a)	17,232	408,916

		1,448,843

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	7,345	186,767
H&R Block, Inc. (c)	11,655	295,687

		482,454

Diversified Financial Services—0.8%
AMP, Ltd.	300,617	518,903
Berkshire Hathaway, Inc. - Class B (a) (f)	109,550	22,367,919

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Diversified Financial Services—(Continued)
Challenger, Ltd.	56,629	$378,517
Eurazeo S.A.	4,821	340,353
EXOR NV	11,171	603,651
Groupe Bruxelles Lambert S.A.	8,311	721,803
Industrivarden AB - C Shares	17,294	350,838
Investor AB - B Shares	46,917	1,994,128
Jefferies Financial Group, Inc.	16,875	292,950
Kinnevik AB - Class B	24,918	602,909
L E Lundbergforetagen AB - B Shares	7,879	232,890
Mitsubishi UFJ Lease & Finance Co., Ltd.	40,964	196,284
ORIX Corp.	136,444	1,982,480
Pargesa Holding S.A.	4,015	290,041
Standard Life Aberdeen plc	240,562	787,127
Tokyo Century Corp.	4,442	193,265
Wendel S.A.	2,873	344,609

		32,198,667

Diversified Telecommunication Services—1.3%
AT&T, Inc. (f)	404,541	11,545,600
Bezeq The Israeli Telecommunication Corp., Ltd.	210,765	206,133
BT Group plc	868,706	2,629,597
CenturyLink, Inc. (c)	54,613	827,387
Deutsche Telekom AG	343,319	5,831,839
Elisa Oyj	14,651	606,708
HKT Trust & HKT, Ltd.	389,900	561,375
Iliad S.A.	2,733	381,958
Koninklijke KPN NV	346,332	1,012,232
Nippon Telegraph & Telephone Corp.	71,260	2,901,426
Orange S.A.	205,500	3,325,478
PCCW, Ltd.	431,400	248,183
Proximus SADP	15,680	423,196
Singapore Telecommunications, Ltd.	772,700	1,674,249
Singapore Telecommunications, Ltd.	68,200	146,288
Spark New Zealand, Ltd.	189,054	525,078
Swisscom AG	2,668	1,276,794
Telecom Italia S.p.A. (a)	1,174,501	650,652
Telecom Italia S.p.A. - Risparmio Shares	620,894	296,777
Telefonica Deutschland Holding AG	76,598	299,711
Telefonica S.A.	481,335	4,062,587
Telenor ASA	75,784	1,462,926
Telia Co. AB	289,913	1,375,734
Telstra Corp., Ltd.	428,775	860,683
TPG Telecom, Ltd.	38,227	173,388
United Internet AG	12,670	554,251
Verizon Communications, Inc. (f)	230,220	12,942,968

		56,803,198

Electric Utilities—1.2%
Alliant Energy Corp.	12,844	542,659
American Electric Power Co., Inc.	27,350	2,044,139
AusNet Services	183,639	201,242
Chubu Electric Power Co., Inc.	62,462	888,211
Chugoku Electric Power Co., Inc. (The)	28,665	371,663
CK Infrastructure Holdings, Ltd.	68,200	514,796
CLP Holdings, Ltd.	167,982	1,893,622
Duke Energy Corp. (c)	39,015	3,366,994

Security Description	Shares	Value

Electric Utilities—(Continued)
Edison International	18,145	$1,030,092
EDP - Energias de Portugal S.A.	263,649	919,724
Electricite de France S.A.	62,015	977,143
Endesa S.A.	32,717	753,001
Enel S.p.A.	837,777	4,833,195
Entergy Corp.	10,025	862,852
Evergy, Inc.	15,086	856,432
Eversource Energy	17,565	1,142,428
Exelon Corp.	53,724	2,422,952
FirstEnergy Corp. (c)	24,925	935,934
Fortum Oyj	45,753	1,003,460
HK Electric Investments & HK Electric Investments, Ltd.	273,000	275,097
Iberdrola S.A.	626,039	5,009,212
Kansai Electric Power Co., Inc. (The)	72,521	1,088,964
Kyushu Electric Power Co., Inc.	39,074	464,618
NextEra Energy, Inc.	26,245	4,561,906
Orsted A/S (144A)	19,486	1,304,362
PG&E Corp. (a)	28,745	682,694
Pinnacle West Capital Corp.	6,250	532,500
Power Assets Holdings, Ltd.	142,800	991,400
PPL Corp.	38,915	1,102,462
Red Electrica Corp. S.A.	44,587	993,159
Southern Co. (The)	56,295	2,472,476
SSE plc	104,571	1,437,771
Terna Rete Elettrica Nazionale S.p.A.	144,927	822,696
Tohoku Electric Power Co., Inc.	44,029	578,719
Tokyo Electric Power Co. Holdings, Inc. (a)	148,978	881,017
Verbund AG	7,014	299,310
Xcel Energy, Inc.	28,310	1,394,834

		50,453,736

Electrical Equipment—0.6%
ABB, Ltd.	189,831	3,619,236
AMETEK, Inc.	12,867	871,096
Eaton Corp. plc	24,338	1,671,047
Emerson Electric Co.	35,095	2,096,926
Fuji Electric Co., Ltd.	12,303	358,749
Legrand S.A.	27,483	1,546,842
Melrose Industries plc	500,425	1,036,252
Mitsubishi Electric Corp.	187,997	2,060,993
Nidec Corp.	23,033	2,639,691
OSRAM Licht AG	10,245	444,800
Prysmian S.p.A.	24,858	481,994
Rockwell Automation, Inc.	7,045	1,060,132
Schneider Electric SE	56,654	3,855,702
Siemens Gamesa Renewable Energy S.A. (a)	24,316	294,625
Vestas Wind Systems A/S	20,129	1,528,376

		23,566,461

Electronic Equipment, Instruments & Components—0.6%
Alps Electric Co., Ltd.	19,396	374,607
Amphenol Corp. - Class A	16,770	1,358,705
Corning, Inc.	46,240	1,396,910
FLIR Systems, Inc.	7,605	331,122
Hamamatsu Photonics KK	14,471	489,628
Hexagon AB - B Shares	26,629	1,229,115

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Hirose Electric Co., Ltd.	3,174	$314,126
Hitachi High-Technologies Corp.	7,188	224,213
Hitachi, Ltd.	99,575	2,646,883
Ingenico Group S.A.	6,179	349,479
IPG Photonics Corp. (a)	2,081	235,756
Keyence Corp.	10,021	5,050,389
Keysight Technologies, Inc. (a)	10,530	653,702
Kyocera Corp.	33,062	1,644,143
Murata Manufacturing Co., Ltd.	18,564	2,557,888
Nippon Electric Glass Co., Ltd.	8,688	211,247
Omron Corp.	19,835	714,915
Shimadzu Corp.	22,873	447,579
TDK Corp.	13,349	949,854
TE Connectivity, Ltd.	19,500	1,474,785
Venture Corp., Ltd.	27,800	281,731
Yaskawa Electric Corp. (c)	24,724	598,738
Yokogawa Electric Corp.	23,541	403,791

		23,939,306

Energy Equipment & Services—0.2%
Baker Hughes a GE Co.	23,125	497,188
Halliburton Co.	48,750	1,295,775
Helmerich & Payne, Inc.	6,005	287,880
John Wood Group plc (c)	69,810	446,974
National Oilwell Varco, Inc.	21,205	544,968
Schlumberger, Ltd.	77,137	2,783,103
TechnipFMC plc	24,136	472,583
Tenaris S.A.	48,640	521,385
WorleyParsons, Ltd.	33,073	265,994

		7,115,850

Entertainment—0.8%
Activision Blizzard, Inc.	42,404	1,974,754
DeNA Co., Ltd.	11,651	193,883
Electronic Arts, Inc. (a)	17,080	1,347,783
Konami Holdings Corp.	9,608	423,077
Netflix, Inc. (a) (c)	24,281	6,499,052
Nexon Co., Ltd. (a)	45,938	586,840
Nintendo Co., Ltd.	11,675	3,084,661
Take-Two Interactive Software, Inc. (a)	6,327	651,301
Toho Co., Ltd.	11,711	423,218
Twenty-First Century Fox, Inc. - Class A	58,658	2,822,623
Twenty-First Century Fox, Inc. - Class B	24,425	1,167,027
UBISOFT Entertainment S.A. (a)	8,214	658,968
Viacom, Inc. - Class B	19,570	502,949
Vivendi S.A.	107,557	2,613,346
Walt Disney Co. (The)	82,785	9,077,375

		32,026,857

Equity Real Estate Investment Trusts—4.2%
Acadia Realty Trust	9,005	213,959
Activia Properties, Inc.	71	287,678
Advance Residence Investment Corp.	142	392,362
Aedifica S.A.	2,077	186,890
AEON REIT Investment Corp.	166	191,413

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Agree Realty Corp.	3,750	$221,700
Alexander’s, Inc. (c)	284	86,546
Alexandria Real Estate Equities, Inc.	17,791	2,050,235
Allied Properties Real Estate Investment Trust	11,320	367,494
Alstria Office REIT-AG	17,850	249,507
American Assets Trust, Inc.	4,300	172,731
American Campus Communities, Inc.	15,327	634,385
American Homes 4 Rent Trust - Class A (c)	29,124	578,111
American Tower Corp.	24,645	3,898,593
Americold Realty Trust	9,650	246,461
Apartment Investment & Management Co. - Class A	26,115	1,145,926
Apple Hospitality REIT, Inc.	24,400	347,944
Artis Real Estate Investment Trust	15,450	104,569
Ascendas Real Estate Investment Trust	557,198	1,047,672
Ashford Hospitality Trust, Inc.	9,700	38,800
Assura plc	264,595	178,062
AvalonBay Communities, Inc.	23,288	4,053,276
Befimmo S.A.	2,150	119,620
Beni Stabili S.p.A. SIIQ	114,994	89,339
Big Yellow Group plc	17,250	191,688
Boardwalk Real Estate Investment Trust	4,300	119,091
Boston Properties, Inc.	26,062	2,933,278
Brandywine Realty Trust	19,776	254,517
British Land Co. plc (The)	204,978	1,392,832
Brixmor Property Group, Inc.	33,977	499,122
Brookfield Property REIT, Inc. Class A	14,124	227,396
BWP Trust	54,918	136,620
Camden Property Trust	10,016	881,909
Canadian Apartment Properties REIT	16,250	527,304
Capital & Regional plc	61,300	21,482
CapitaLand Commercial Trust, Ltd.	545,184	698,554
CapitaLand Mall Trust	526,337	870,847
CareTrust REIT, Inc.	9,300	171,678
CBL & Associates Properties, Inc. (c)	18,949	36,382
CDL Hospitality Trusts	87,932	94,086
Champion REIT	220,456	150,824
Charter Hall Retail REIT	37,773	119,263
Chatham Lodging Trust	5,100	90,168
Chesapeake Lodging Trust	6,607	160,880
Choice Properties Real Estate Investment Trust	25,718	217,017
Civitas Social Housing plc	39,500	53,653
Cofinimmo S.A.	2,495	309,802
Colony Capital, Inc.	54,150	253,422
Columbia Property Trust, Inc.	13,300	257,355
Comforia Residential REIT, Inc.	60	152,763
Cominar Real Estate Investment Trust	20,431	167,614
Corporate Office Properties Trust	11,600	243,948
Cousins Properties, Inc.	47,058	371,758
Covivio	7,910	761,525
Crombie Real Estate Investment Trust	9,900	90,791
Cromwell Property Group	195,357	136,220
Crown Castle International Corp.	23,110	2,510,439
CubeSmart	20,877	598,961
Custodian REIT plc	41,013	60,852
CyrusOne, Inc. (c)	11,800	623,984
Daiwa House REIT Investment Co.	376	841,673
Daiwa Office Investment Corp.	31	195,336

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Derwent London plc	11,350	$411,946
Dexus	219,724	1,643,253
DiamondRock Hospitality Co. (c)	23,200	210,656
Digital Realty Trust, Inc.	34,701	3,697,392
Douglas Emmett, Inc.	18,090	617,412
Dream Global Real Estate Investment Trust	20,150	175,641
Dream Office Real Estate Investment Trust	5,650	92,249
Duke Realty Corp.	60,026	1,554,673
Easterly Government Properties, Inc.	6,775	106,232
EastGroup Properties, Inc. (c)	3,929	360,407
Empire State Realty Trust, Inc. - Class A	15,929	226,670
Empiric Student Property plc	66,153	77,843
EPR Properties	8,297	531,257
Equinix, Inc.	4,417	1,557,258
Equity Commonwealth	13,200	396,132
Equity Lifestyle Properties, Inc.	9,658	938,082
Equity Residential	60,933	4,022,187
Essex Property Trust, Inc.	11,149	2,733,846
Eurocommercial Properties NV	5,350	165,363
Extra Space Storage, Inc.	20,694	1,872,393
Federal Realty Investment Trust	12,291	1,450,830
First Industrial Realty Trust, Inc.	13,950	402,597
Fortune Real Estate Investment Trust	149,780	171,776
Four Corners Property Trust, Inc.	7,550	197,810
Franklin Street Properties Corp.	11,650	72,580
Frontier Real Estate Investment Corp.	50	198,507
Fukuoka REIT Corp.	81	122,904
Gaming and Leisure Properties, Inc.	22,696	733,308
GCP Student Living plc	46,354	87,572
Gecina S.A.	10,633	1,372,632
Getty Realty Corp.	3,665	107,788
Global Net Lease, Inc.	8,100	142,722
GLP J-REIT	381	389,182
Goodman Group	367,779	2,752,815
Government Properties Income Trust (c)	11,035	75,810
GPT Group (The)	389,859	1,466,318
Granite Real Estate Investment Trust	5,200	202,675
Great Portland Estates plc (c)	31,730	265,899
Green REIT plc	77,701	119,990
H&R Real Estate Investment Trust	32,265	488,040
Hamborner REIT AG	7,850	75,726
Hammerson plc	167,986	703,483
Hansteen Holdings plc	45,371	53,535
HCP, Inc. (c)	79,092	2,209,040
Healthcare Realty Trust, Inc.	13,860	394,178
Healthcare Trust of America, Inc. - Class A	23,225	587,825
Hersha Hospitality Trust	3,962	69,493
Hibernia REIT plc	78,266	111,945
Highwoods Properties, Inc.	11,450	443,000
Hospitality Properties Trust	18,300	437,004
Host Hotels & Resorts, Inc.	123,780	2,063,413
Hudson Pacific Properties, Inc.	17,363	504,569
Hulic REIT, Inc.	110	170,749
Icade	7,058	536,550
Immobiliare Grande Distribuzione SIIQ S.p.A.	5,509	33,942
Independence Realty Trust, Inc.	9,750	89,505
Industrial & Infrastructure Fund Investment Corp.	175	181,410

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Industrial Logistics Properties Trust	4,974	$97,845
Inmobiliaria Colonial Socimi S.A.	34,234	318,201
InterRent Real Estate Investment Trust	11,200	107,061
Intervest Offices & Warehouses NV	2,450	57,850
Intu Properties plc	100,011	144,538
Invesco Office J-REIT, Inc.	946	132,138
Investors Real Estate Trust	1,341	65,818
Invincible Investment Corp.	515	212,584
Invitation Homes, Inc.	33,649	675,672
Irish Residential Properties REIT plc	41,047	63,435
Iron Mountain, Inc.	15,649	507,184
Japan Excellent, Inc.	135	182,510
Japan Hotel REIT Investment Corp.	453	324,030
Japan Logistics Fund, Inc.	97	196,980
Japan Prime Realty Investment Corp.	182	691,130
Japan Real Estate Investment Corp.	283	1,589,245
Japan Rental Housing Investments, Inc.	169	126,483
Japan Retail Fund Investment Corp.	568	1,137,307
JBG SMITH Properties	11,775	409,888
Kenedix Office Investment Corp.	43	274,409
Kenedix Residential Next Investment Corp.	96	146,157
Kenedix Retail REIT Corp.	57	129,277
Keppel REIT	221,582	185,419
Killam Apartment Real Estate Investment Trust	9,500	110,921
Kilroy Realty Corp.	11,113	698,785
Kimco Realty Corp.	69,442	1,017,325
Kite Realty Group Trust	9,262	130,502
Kiwi Property Group, Ltd.	160,470	146,916
Klepierre	43,591	1,342,085
Land Securities Group plc	156,821	1,607,589
Lar Espana Real Estate Socimi S.A.	7,600	64,614
Lexington Realty Trust	23,750	194,987
Liberty Property Trust	16,586	694,622
Life Storage, Inc.	5,166	480,386
Link REIT	456,091	4,593,114
LondonMetric Property plc	72,526	160,643
LTC Properties, Inc.	4,400	183,392
LXI REIT plc	39,752	60,980
Macerich Co. (The)	21,376	925,153
Mack-Cali Realty Corp. (c)	10,107	197,996
Mapletree Commercial Trust	215,191	260,313
Mapletree Industrial Trust	148,257	207,528
Mapletree Logistics Trust	271,344	250,542
MCUBS MidCity Investment Corp.	172	136,126
Medical Properties Trust, Inc.	40,839	656,691
Mercialys S.A.	6,900	94,468
Merlin Properties Socimi S.A.	37,638	465,036
Mid-America Apartment Communities, Inc.	19,153	1,832,942
Mirvac Group	801,659	1,264,771
Monmouth Real Estate Investment Corp.	9,750	120,900
Montea CVA	1,100	75,255
Mori Hills REIT Investment Corp.	173	217,736
Mori Trust Sogo REIT, Inc.	112	162,916
National Health Investors, Inc.	4,600	347,484
National Retail Properties, Inc.	17,866	866,680
National Storage Affiliates Trust	6,300	166,698
NewRiver REIT plc (London Exchange)	33,711	90,530

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Nippon Accommodations Fund, Inc.	50	$241,300
Nippon Building Fund, Inc.	282	1,775,972
Nippon Prologis REIT, Inc.	395	833,846
NIPPON REIT Investment Corp.	49	162,865
Nomura Real Estate Master Fund, Inc.	865	1,138,345
Northview Apartment Real Estate Investment Trust	5,350	95,933
NorthWest Healthcare Properties Real Estate Investment Trust	10,100	70,135
NSI NV	1,971	77,005
Omega Healthcare Investors, Inc.	22,270	782,790
Orix JREIT, Inc.	297	493,951
Paramount Group, Inc.	23,024	289,181
Park Hotels & Resorts, Inc.	22,635	588,057
Pebblebrook Hotel Trust	15,261	432,039
Pennsylvania Real Estate Investment Trust (c)	7,700	45,738
Physicians Realty Trust (c)	20,419	327,317
Piedmont Office Realty Trust, Inc. - Class A	14,350	244,524
Premier Investment Corp.	142	161,527
Primary Health Properties plc	80,953	114,375
ProLogis, Inc.	100,256	5,887,032
PS Business Parks, Inc.	2,250	294,750
Public Storage	25,147	5,090,004
QTS Realty Trust, Inc. - Class A	5,700	211,185
RDI REIT plc	143,249	52,258
Realty Income Corp. (c)	49,036	3,091,229
Regency Centers Corp.	25,241	1,481,142
Regional REIT, Ltd. (144A)	35,888	42,330
Retail Estates NV	977	86,165
Retail Opportunity Investments Corp.	12,535	199,056
Retail Properties of America, Inc. - Class A	24,200	262,570
Retail Value, Inc.	1,697	43,426
Rexford Industrial Realty, Inc.	10,300	303,541
RioCan Real Estate Investment Trust	34,514	601,694
RLJ Lodging Trust	19,445	318,898
RPT Realty	8,878	106,092
Ryman Hospitality Properties, Inc.	5,036	335,851
Sabra Health Care REIT, Inc.	19,905	328,034
Safestore Holdings plc	23,040	148,454
Saul Centers, Inc.	1,303	61,528
SBA Communications Corp. (a)	6,472	1,047,752
Scentre Group	1,125,278	3,090,820
Segro plc	217,978	1,635,046
Sekisui House REIT, Inc.	397	253,821
Select Income REIT	9,899	72,857
Senior Housing Properties Trust	26,450	309,994
Seritage Growth Properties - Class A (c)	3,650	118,004
Shaftesbury plc	25,900	273,907
Shopping Centres Australasia Property Group	97,987	175,991
Simon Property Group, Inc.	51,975	8,731,280
SITE Centers Corp.	17,175	190,127
SL Green Realty Corp.	14,238	1,125,941
Smart Real Estate Investment Trust	13,300	300,351
Spirit MTA REIT	4,776	34,053
Spirit Realty Capital, Inc.	9,611	338,788
STAG Industrial, Inc.	10,935	272,063
Stockland	525,630	1,304,023
STORE Capital Corp.	21,562	610,420

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Summit Hotel Properties, Inc.	11,550	$112,382
Sun Communities, Inc.	9,471	963,295
Sunstone Hotel Investors, Inc.	25,556	332,484
Suntec Real Estate Investment Trust	436,478	568,711
Tanger Factory Outlet Centers, Inc. (c)	10,250	207,255
Target Healthcare REIT, Ltd.	43,461	59,848
Taubman Centers, Inc.	6,650	302,508
Terreno Realty Corp.	6,500	228,605
Tier REIT, Inc.	6,000	123,780
Tokyu REIT, Inc.	99	148,451
Triple Point Social Housing REIT plc (144A)	35,903	45,549
Tritax Big Box REIT plc	166,285	277,893
UDR, Inc.	44,734	1,772,361
Unibail-Rodamco-Westfield	20,920	3,231,485
Unibail-Rodamco-Westfield (a)	7,614	1,181,194
UNITE Group plc (The)	29,300	300,602
United Urban Investment Corp.	627	972,227
Universal Health Realty Income Trust	1,426	87,514
Urban Edge Properties	12,250	203,595
Urstadt Biddle Properties, Inc. - Class A	3,300	63,426
Vastned Retail NV	2,007	71,887
Ventas, Inc.	59,922	3,510,830
VEREIT, Inc.	109,214	780,880
VICI Properties, Inc.	45,163	848,161
Vicinity Centres	701,027	1,283,571
Vornado Realty Trust	28,995	1,798,560
Warehouses De Pauw SCA	1,967	259,633
Washington Prime Group, Inc. (c)	20,931	101,725
Washington Real Estate Investment Trust	8,944	205,712
Weingarten Realty Investors	13,408	332,652
Welltower, Inc.	62,696	4,351,729
Wereldhave Belgium NV	250	23,514
Wereldhave NV	4,550	141,208
Weyerhaeuser Co.	42,092	920,131
Workspace Group plc	15,000	151,324
WP Carey, Inc. (c)	17,901	1,169,651
Xenia Hotels & Resorts, Inc.	12,600	216,720
Xior Student Housing NV	1,150	50,084

		176,914,622

Food & Staples Retailing—0.9%
Aeon Co., Ltd.	62,869	1,237,281
Carrefour S.A.	60,973	1,039,238
Casino Guichard Perrachon S.A. (c)	5,433	225,539
Coles Group, Ltd. (a)	116,791	965,753
Colruyt S.A.	6,211	442,456
Costco Wholesale Corp.	24,495	4,989,876
Dairy Farm International Holdings, Ltd.	34,300	309,778
FamilyMart UNY Holdings Co., Ltd.	6,526	824,469
ICA Gruppen AB	8,259	295,494
J Sainsbury plc	181,326	611,437
Jeronimo Martins SGPS S.A.	25,653	303,715
Koninklijke Ahold Delhaize NV	128,428	3,239,927
Kroger Co. (The)	45,260	1,244,650
Lawson, Inc.	5,203	330,370
METRO AG	18,547	285,171

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Food & Staples Retailing—(Continued)
Seven & i Holdings Co., Ltd.	77,612	$3,379,411
Sundrug Co., Ltd.	7,375	219,373
Sysco Corp.	26,645	1,669,576
Tesco plc	1,008,437	2,443,583
Tsuruha Holdings, Inc.	3,798	325,788
Walgreens Boots Alliance, Inc.	47,495	3,245,333
Walmart, Inc. (f)	80,574	7,505,468
Welcia Holdings Co., Ltd.	4,859	220,686
WM Morrison Supermarkets plc	231,632	627,817
Woolworths Group, Ltd.	135,279	2,803,119

		38,785,308

Food Products—1.3%
a2 Milk Co., Ltd. (a)	75,675	559,622
Ajinomoto Co., Inc.	47,124	836,006
Archer-Daniels-Midland Co.	31,155	1,276,420
Associated British Foods plc	36,696	954,386
Barry Callebaut AG	227	353,001
Calbee, Inc.	8,378	261,821
Campbell Soup Co.	10,690	352,663
Chocoladefabriken Lindt & Spruengli AG	11	819,824
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	111	689,532
Conagra Brands, Inc.	21,840	466,502
Danone S.A.	63,508	4,476,008
General Mills, Inc.	32,960	1,283,462
Golden Agri-Resources, Ltd.	652,200	116,908
Hershey Co. (The)	7,765	832,253
Hormel Foods Corp.	15,010	640,627
J.M. Smucker Co. (The) (c)	6,285	587,585
Kellogg Co.	13,855	789,873
Kerry Group plc - Class A	16,343	1,614,459
Kikkoman Corp.	14,965	803,103
Kraft Heinz Co. (The)	33,223	1,429,918
Lamb Weston Holdings, Inc.	8,248	606,723
Marine Harvest ASA	42,916	903,426
McCormick & Co., Inc.	6,770	942,655
MEIJI Holdings Co., Ltd.	12,582	1,025,251
Mondelez International, Inc. - Class A	82,160	3,288,865
Nestle S.A.	315,505	25,650,824
NH Foods, Ltd.	9,413	353,850
Nisshin Seifun Group, Inc.	20,397	421,082
Nissin Foods Holdings Co., Ltd.	6,533	409,959
Orkla ASA	83,964	660,248
Toyo Suisan Kaisha, Ltd.	9,220	321,759
Tyson Foods, Inc. - Class A	16,550	883,770
WH Group, Ltd. (144A)	906,900	691,535
Wilmar International, Ltd.	197,839	453,261
Yakult Honsha Co., Ltd.	12,333	864,697
Yamazaki Baking Co., Ltd.	12,552	262,942

		56,884,820

Gas Utilities—0.1%
APA Group	121,535	727,588
Hong Kong & China Gas Co., Ltd.	950,922	1,962,536
Naturgy Energy Group S.A.	36,077	915,265

Security Description	Shares	Value

Gas Utilities—(Continued)
Osaka Gas Co., Ltd.	38,628	$705,831
Toho Gas Co., Ltd.	7,731	325,768
Tokyo Gas Co., Ltd.	39,566	1,000,607

		5,637,595

Health Care Equipment & Supplies—1.3%
Abbott Laboratories	97,670	7,064,471
ABIOMED, Inc. (a)	2,372	770,995
Align Technology, Inc. (a) (c)	4,099	858,454
Asahi Intecc Co., Ltd.	10,038	427,266
Baxter International, Inc.	27,400	1,803,468
Becton Dickinson & Co.	14,957	3,370,111
BioMerieux	4,297	283,248
Boston Scientific Corp. (a)	76,880	2,716,939
Cochlear, Ltd.	5,942	722,029
Coloplast A/S - Class B	12,237	1,136,741
ConvaTec Group plc (144A)	141,429	249,810
Cooper Cos., Inc. (The)	2,776	706,492
Danaher Corp.	34,260	3,532,891
DENTSPLY SIRONA, Inc.	12,607	469,106
Edwards Lifesciences Corp. (a)	11,760	1,801,279
Fisher & Paykel Healthcare Corp., Ltd.	58,969	511,310
Hologic, Inc. (a)	15,163	623,199
Hoya Corp.	39,290	2,401,495
IDEXX Laboratories, Inc. (a)	4,891	909,824
Intuitive Surgical, Inc. (a)	6,360	3,045,931
Koninklijke Philips NV	97,901	3,450,331
Medtronic plc	75,479	6,865,570
Olympus Corp.	30,006	917,529
ResMed, Inc.	7,983	909,024
Siemens Healthineers AG (144A) (a)	15,451	646,926
Smith & Nephew plc	90,161	1,676,853
Sonova Holding AG	5,720	932,654
Straumann Holding AG	1,064	672,990
Stryker Corp.	17,870	2,801,122
Sysmex Corp.	17,226	831,105
Terumo Corp.	31,294	1,758,079
Varian Medical Systems, Inc. (a)	5,125	580,714
William Demant Holding A/S (a)	10,355	293,544
Zimmer Biomet Holdings, Inc.	11,335	1,175,666

		56,917,166

Health Care Providers & Services—1.0%
Alfresa Holdings Corp.	19,367	501,049
AmerisourceBergen Corp.	8,985	668,484
Anthem, Inc.	14,280	3,750,356
Cardinal Health, Inc.	17,230	768,458
Centene Corp. (a)	11,409	1,315,458
Chartwell Retirement Residences	23,750	237,813
Cigna Corp.	21,147	4,016,205
CVS Health Corp.	71,899	4,710,822
DaVita, Inc. (a)	7,730	397,786
Fresenius Medical Care AG & Co. KGaA	22,268	1,446,442
Fresenius SE & Co. KGaA	42,955	2,076,343
HCA Healthcare, Inc.	15,569	1,937,562
Henry Schein, Inc. (a) (c)	8,506	667,891

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Humana, Inc.	7,700	$2,205,896
Laboratory Corp. of America Holdings (a)	5,725	723,411
McKesson Corp.	11,255	1,243,340
Medipal Holdings Corp.	17,676	382,362
NMC Health plc	10,724	374,875
Quest Diagnostics, Inc.	7,505	624,941
Ramsay Health Care, Ltd.	14,571	592,450
Ryman Healthcare, Ltd.	41,202	296,074
Sonic Healthcare, Ltd.	41,638	648,403
Suzuken Co., Ltd.	7,490	384,417
UnitedHealth Group, Inc.	53,600	13,352,832
Universal Health Services, Inc. - Class B	4,900	571,144
WellCare Health Plans, Inc. (a)	2,755	650,428

		44,545,242

Health Care Technology—0.0%
Cerner Corp. (a)	17,560	920,846
M3, Inc.	43,374	587,749

		1,508,595

Hotels, Restaurants & Leisure—1.0%
Accor S.A.	19,431	824,026
Aristocrat Leisure, Ltd.	59,196	904,075
Carnival Corp.	22,620	1,115,166
Carnival plc	17,872	857,261
Chipotle Mexican Grill, Inc. (a) (c)	1,415	610,983
Compass Group plc	163,137	3,425,009
Crown Resorts, Ltd.	38,944	325,306
Darden Restaurants, Inc.	6,875	686,537
Domino’s Pizza Enterprises, Ltd.	6,146	175,958
Flight Centre Travel Group, Ltd.	5,705	172,457
Galaxy Entertainment Group, Ltd.	244,671	1,535,730
Genting Singapore, Ltd.	622,800	445,837
GVC Holdings plc	56,133	482,468
Hilton Worldwide Holdings, Inc.	15,508	1,113,474
InterContinental Hotels Group plc	18,658	1,004,153
Marriott International, Inc. - Class A (c)	16,507	1,792,000
McDonald’s Corp.	43,740	7,766,912
McDonald’s Holdings Co. Japan, Ltd. (c)	6,905	294,187
Melco Resorts & Entertainment, Ltd. (ADR)	25,459	448,588
Merlin Entertainments plc (144A)	73,695	298,256
MGM China Holdings, Ltd.	95,500	160,751
MGM Resorts International	27,904	676,951
Norwegian Cruise Line Holdings, Ltd. (a)	11,427	484,391
Oriental Land Co., Ltd.	20,604	2,091,943
Paddy Power Betfair plc	8,474	694,241
Pandox AB	8,486	141,030
Royal Caribbean Cruises, Ltd.	9,414	920,595
Sands China, Ltd.	249,635	1,081,050
Shangri-La Asia, Ltd.	127,400	187,710
SJM Holdings, Ltd.	201,156	185,454
Sodexo S.A.	9,322	953,397
Starbucks Corp.	69,886	4,500,658
Tabcorp Holdings, Ltd.	196,979	595,161
TUI AG	45,378	651,241
Whitbread plc	18,915	1,101,082

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Wynn Macau, Ltd.	160,578	$345,538
Wynn Resorts, Ltd.	4,750	469,822
Yum! Brands, Inc.	17,940	1,649,045

		41,168,443

Household Durables—0.5%
Barratt Developments plc	104,419	616,351
Berkeley Group Holdings plc	12,875	571,072
Casio Computer Co., Ltd.	20,010	239,705
D.R. Horton, Inc.	19,050	660,273
Electrolux AB - Series B	24,781	525,044
Garmin, Ltd.	6,170	390,684
Husqvarna AB - B Shares	43,006	319,751
Iida Group Holdings Co., Ltd.	15,164	264,946
Leggett & Platt, Inc. (c)	7,280	260,915
Lennar Corp. - Class A	15,195	594,884
Mohawk Industries, Inc. (a)	3,560	416,378
Newell Brands, Inc. (c)	26,995	501,837
Nikon Corp.	33,034	489,515
Panasonic Corp.	227,409	2,040,469
Persimmon plc	32,237	789,787
PulteGroup, Inc.	14,580	378,934
Rinnai Corp.	3,500	229,202
SEB S.A.	2,337	300,758
Sekisui Chemical Co., Ltd.	38,145	564,405
Sekisui House, Ltd.	64,029	938,781
Sharp Corp.	21,936	222,909
Sony Corp.	130,752	6,296,610
Taylor Wimpey plc	337,514	583,803
Techtronic Industries Co., Ltd.	141,500	745,839
Whirlpool Corp.	3,630	387,938

		19,330,790

Household Products—0.7%
Church & Dwight Co., Inc.	13,602	894,468
Clorox Co. (The) (c)	7,215	1,112,120
Colgate-Palmolive Co.	48,550	2,889,696
Essity AB - Class B	62,457	1,534,828
Henkel AG & Co. KGaA	10,705	1,052,773
Kimberly-Clark Corp.	19,435	2,214,424
Lion Corp.	23,115	476,787
Pigeon Corp.	11,905	514,053
Procter & Gamble Co. (The) (f)	140,106	12,878,543
Reckitt Benckiser Group plc	69,174	5,282,542
Unicharm Corp.	41,567	1,342,908

		30,193,142

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	36,785	531,911
Electric Power Development Co., Ltd.	15,129	358,342
Meridian Energy, Ltd.	132,001	300,454
NRG Energy, Inc.	16,605	657,558
Uniper SE	20,733	536,783

		2,385,048

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—0.9%
3M Co.	33,145	$6,315,448
CK Hutchison Holdings, Ltd.	278,146	2,658,044
DCC plc	10,120	769,299
General Electric Co. (f)	483,872	3,662,911
Honeywell International, Inc.	41,660	5,504,119
Jardine Matheson Holdings, Ltd.	22,800	1,587,517
Jardine Strategic Holdings, Ltd.	22,800	832,990
Keihan Holdings Co., Ltd.	9,955	404,947
Keppel Corp., Ltd.	149,800	650,833
NWS Holdings, Ltd.	158,300	324,867
Roper Technologies, Inc.	5,790	1,543,151
Seibu Holdings, Inc.	22,964	398,336
Sembcorp Industries, Ltd.	99,900	186,557
Siemens AG	78,799	8,788,394
Smiths Group plc	40,765	705,795
Toshiba Corp.	67,169	1,906,737

		36,239,945

Insurance—2.4%
Admiral Group plc	20,747	539,316
Aegon NV	183,483	852,964
Aflac, Inc.	43,070	1,962,269
Ageas	18,821	845,536
AIA Group, Ltd.	1,243,873	10,232,421
Allianz SE	44,280	8,885,508
Allstate Corp. (The)	19,565	1,616,656
American International Group, Inc.	49,971	1,969,357
Aon plc	13,580	1,973,989
Arthur J. Gallagher & Co.	10,142	747,465
Assicurazioni Generali S.p.A.	120,915	2,023,325
Assurant, Inc.	2,905	259,823
Aviva plc	403,505	1,924,496
AXA S.A.	199,698	4,302,616
Baloise Holding AG	5,027	693,862
Brighthouse Financial, Inc. (a) (g)	6,579	200,528
Chubb, Ltd.	25,967	3,354,417
Cincinnati Financial Corp.	8,310	643,360
CNP Assurances	17,710	374,610
Dai-ichi Life Holdings, Inc.	111,079	1,721,202
Direct Line Insurance Group plc	141,632	573,652
Everest Re Group, Ltd.	2,328	506,945
Gjensidige Forsikring ASA	20,601	320,860
Hannover Rueck SE	6,211	837,239
Hartford Financial Services Group, Inc. (The)	19,940	886,333
Insurance Australia Group, Ltd.	238,014	1,173,431
Japan Post Holdings Co., Ltd.	162,233	1,865,264
Legal & General Group plc	613,908	1,801,377
Lincoln National Corp.	12,140	622,903
Loews Corp.	14,540	661,861
Mapfre S.A. (c)	111,023	294,283
Marsh & McLennan Cos., Inc.	28,250	2,252,938
Medibank Private, Ltd.	283,676	513,477
MetLife, Inc. (g)	56,575	2,322,970
MS&AD Insurance Group Holdings, Inc.	48,890	1,387,758
Muenchener Rueckversicherungs-Gesellschaft AG	15,404	3,361,636
NN Group NV	31,380	1,246,560

Security Description	Shares	Value

Insurance—(Continued)
Poste Italiane S.p.A. (144A)	53,814	$431,898
Principal Financial Group, Inc.	14,775	652,612
Progressive Corp. (The)	32,405	1,954,994
Prudential Financial, Inc.	23,430	1,910,717
Prudential plc	266,977	4,770,095
QBE Insurance Group, Ltd.	138,158	982,797
RSA Insurance Group plc	105,765	690,087
Sampo Oyj - A Shares	45,665	2,007,486
SCOR SE	16,819	757,489
Sompo Holdings, Inc.	34,227	1,155,320
Sony Financial Holdings, Inc.	18,023	334,532
Suncorp Group, Ltd.	133,752	1,189,775
Swiss Life Holding AG (a)	3,526	1,360,959
Swiss Re AG	31,392	2,884,359
T&D Holdings, Inc.	57,348	661,589
Tokio Marine Holdings, Inc.	69,346	3,296,400
Torchmark Corp.	5,855	436,373
Travelers Cos., Inc. (The)	15,080	1,805,830
Tryg A/S	12,381	311,653
Unum Group	12,295	361,227
Willis Towers Watson plc	7,367	1,118,753
Zurich Insurance Group AG	15,590	4,658,131

		99,486,283

Interactive Media & Services—1.3%
Alphabet, Inc. - Class A (a) (f)	16,690	17,440,382
Alphabet, Inc. - Class C (a) (f)	16,916	17,518,379
Auto Trader Group plc (144A)	96,767	558,487
Facebook, Inc. - Class A (a)	133,696	17,526,209
Kakaku.com, Inc.	14,101	247,992
LINE Corp. (a) (c)	7,421	253,682
REA Group, Ltd.	5,470	285,005
TripAdvisor, Inc. (a)	5,955	321,213
Twitter, Inc. (a)	36,476	1,048,320
Yahoo Japan Corp.	293,447	737,199

		55,936,868

Internet & Direct Marketing Retail—1.0%
Amazon.com, Inc. (a)	23,024	34,581,357
Booking Holdings, Inc. (a)	2,695	4,641,922
Delivery Hero AG (144A) (a)	9,576	355,636
eBay, Inc. (a)	51,475	1,444,903
Expedia Group, Inc.	6,735	758,698
Rakuten, Inc. (a)	88,661	589,529
Zalando SE (144A) (a)	11,518	296,000
ZOZO, Inc.	20,866	376,632

		43,044,677

IT Services—1.6%
Accenture plc - Class A	35,795	5,047,453
Akamai Technologies, Inc. (a)	9,460	577,817
Alliance Data Systems Corp.	2,700	405,216
Amadeus IT Group S.A.	45,201	3,147,306
Atos SE	9,888	804,526
Automatic Data Processing, Inc.	24,595	3,224,896

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Broadridge Financial Solutions, Inc.	6,558	$631,207
Capgemini SE	16,520	1,630,937
Cognizant Technology Solutions Corp. - Class A	32,650	2,072,622
Computershare, Ltd.	47,538	575,540
DXC Technology Co.	17,228	916,013
Fidelity National Information Services, Inc.	18,385	1,885,382
Fiserv, Inc. (a)	22,770	1,673,367
FleetCor Technologies, Inc. (a)	5,023	932,872
Fujitsu, Ltd.	20,256	1,269,865
Gartner, Inc. (a)	5,109	653,135
Global Payments, Inc.	8,837	911,360
International Business Machines Corp. (f)	51,294	5,830,589
Jack Henry & Associates, Inc.	4,336	548,591
MasterCard, Inc. - Class A	51,100	9,640,015
Nomura Research Institute, Ltd.	11,647	428,141
NTT Data Corp.	65,009	710,254
Obic Co., Ltd.	6,669	510,384
Otsuka Corp.	10,792	295,458
Paychex, Inc.	17,765	1,157,390
PayPal Holdings, Inc. (a)	62,175	5,228,296
Total System Services, Inc.	9,195	747,462
VeriSign, Inc. (a)	5,385	798,542
Visa, Inc. - Class A	99,510	13,129,349
Western Union Co. (The)	25,620	437,077
Wirecard AG	12,092	1,840,790
Wix.com, Ltd. (a)	4,483	404,994

		68,066,846

Leisure Products—0.1%
Bandai Namco Holdings, Inc.	20,581	918,261
Hasbro, Inc. (c)	6,345	515,531
Mattel, Inc. (a) (c)	19,145	191,258
Sankyo Co., Ltd.	4,604	174,341
Sega Sammy Holdings, Inc.	17,825	251,361
Shimano, Inc.	7,641	1,086,276
Yamaha Corp.	13,812	586,409

		3,723,437

Life Sciences Tools & Services—0.4%
Agilent Technologies, Inc.	17,735	1,196,403
Eurofins Scientific SE	1,182	438,946
Illumina, Inc. (a)	8,219	2,465,125
IQVIA Holdings, Inc. (a)	9,021	1,047,970
Lonza Group AG (a)	7,671	1,994,283
Mettler-Toledo International, Inc. (a)	1,489	842,149
PerkinElmer, Inc. (c)	6,090	478,369
QIAGEN NV (a)	23,339	795,820
Sartorius Stedim Biotech	2,849	284,273
Thermo Fisher Scientific, Inc.	22,430	5,019,610
Waters Corp. (a)	4,390	828,173

		15,391,121

Machinery—1.2%
Alfa Laval AB	30,244	645,660
Alstom S.A.	16,029	645,612

Security Description	Shares	Value

Machinery—(Continued)
Amada Holdings Co., Ltd.	35,053	$312,638
Andritz AG	7,535	346,614
Atlas Copco AB - A Shares	69,170	1,652,511
Atlas Copco AB - B Shares	40,195	881,278
Caterpillar, Inc.	33,285	4,229,525
CNH Industrial NV	104,719	942,104
Cummins, Inc.	8,595	1,148,636
Daifuku Co., Ltd.	10,433	470,297
Deere & Co.	18,115	2,702,215
Dover Corp.	8,600	610,170
Epiroc AB - Class A (a)	67,613	642,117
Epiroc AB - Class B (a)	39,653	354,949
FANUC Corp.	19,967	3,001,792
Flowserve Corp. (c)	7,280	276,786
Fortive Corp. (c)	17,030	1,152,250
GEA Group AG	16,733	431,496
Hino Motors, Ltd.	26,633	250,100
Hitachi Construction Machinery Co., Ltd.	11,151	258,283
Hoshizaki Corp.	5,595	342,734
IHI Corp.	15,136	415,467
Illinois Tool Works, Inc.	17,000	2,153,730
Ingersoll-Rand plc	13,765	1,255,781
JTEKT Corp.	20,930	231,619
Kawasaki Heavy Industries, Ltd.	14,649	311,514
KION Group AG	7,299	370,457
Komatsu, Ltd.	95,112	2,026,047
Kone Oyj - Class B	34,909	1,662,971
Kubota Corp.	101,691	1,431,893
Kurita Water Industries, Ltd.	10,116	243,018
Makita Corp.	23,075	817,122
Metso Oyj	10,872	286,754
Minebea Mitsumi, Inc.	39,592	568,541
MISUMI Group, Inc.	29,203	609,462
Mitsubishi Heavy Industries, Ltd.	31,276	1,123,429
Nabtesco Corp.	11,678	251,263
NGK Insulators, Ltd.	26,992	363,865
NSK, Ltd.	36,411	312,141
PACCAR, Inc.	19,595	1,119,658
Parker-Hannifin Corp.	7,435	1,108,856
Pentair plc	8,973	339,000
Sandvik AB	116,287	1,663,887
Schindler Holding AG	2,077	403,925
Schindler Holding AG (Participation Certificate)	4,194	833,231
SKF AB - B Shares	39,056	594,716
SMC Corp.	5,899	1,762,033
Snap-on, Inc. (c)	3,210	466,381
Stanley Black & Decker, Inc.	8,640	1,034,554
Sumitomo Heavy Industries, Ltd.	11,394	335,901
THK Co., Ltd.	12,488	232,063
Volvo AB - B Shares	161,353	2,121,584
Wartsila Oyj Abp	45,713	725,464
Weir Group plc (The)	25,386	417,391
Xylem, Inc.	9,940	663,197
Yangzijiang Shipbuilding Holdings, Ltd.	245,590	223,279

		49,777,961

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Marine—0.1%
AP Moller - Maersk A/S - Class A	388	$457,969
AP Moller - Maersk A/S - Class B	674	850,604
Kuehne & Nagel International AG	5,563	717,140
Mitsui OSK Lines, Ltd.	11,725	254,754
Nippon Yusen KK	15,847	245,544

		2,526,011

Media—0.6%
Axel Springer SE	5,036	284,744
CBS Corp. - Class B	18,950	828,494
Charter Communications, Inc. - Class A (a)	10,357	2,951,434
Comcast Corp. - Class A	255,804	8,710,126
CyberAgent, Inc.	10,418	406,804
Dentsu, Inc.	22,281	990,497
Discovery, Inc. - Class A (a)	8,650	214,001
Discovery, Inc. - Class C (a)	18,965	437,712
DISH Network Corp. - Class A (a)	12,694	316,969
Eutelsat Communications S.A.	18,081	357,567
Hakuhodo DY Holdings, Inc.	24,038	341,097
Informa plc	128,921	1,033,779
Interpublic Group of Cos., Inc. (The) (c)	21,425	441,998
ITV plc	373,174	592,222
JCDecaux S.A.	7,647	214,009
News Corp. - Class A	21,321	241,993
News Corp. - Class B	6,756	78,032
Omnicom Group, Inc. (c)	12,585	921,726
Pearson plc	80,453	959,119
ProSiebenSat.1 Media SE	24,000	426,860
Publicis Groupe S.A.	21,809	1,248,163
RTL Group S.A.	388	20,768
RTL Group S.A. (Brussels Exchange) (c)	3,657	194,663
Schibsted ASA - B Shares	10,045	304,742
SES S.A.	37,523	718,710
Singapore Press Holdings, Ltd.	162,600	279,386
Telenet Group Holding NV	5,514	255,975
WPP plc	129,968	1,395,894

		25,167,484

Metals & Mining—1.0%
Alumina, Ltd.	252,143	404,788
Anglo American plc	108,524	2,399,037
Antofagasta plc	40,619	402,555
ArcelorMittal	68,420	1,411,718
BHP Group plc (a)	217,554	4,548,205
BHP Group, Ltd.	305,096	7,360,893
BlueScope Steel, Ltd.	55,638	429,446
Boliden AB	28,173	612,753
Fortescue Metals Group, Ltd.	160,368	469,975
Freeport-McMoRan, Inc.	75,000	773,250
Fresnillo plc	22,538	246,329
Glencore plc (a)	1,175,330	4,335,041
Hitachi Metals, Ltd.	21,795	226,332
JFE Holdings, Inc.	50,632	805,597
Kobe Steel, Ltd.	31,901	220,943
Maruichi Steel Tube, Ltd.	5,830	183,485
Mitsubishi Materials Corp.	10,875	285,110

Security Description	Shares	Value

Metals & Mining—(Continued)
Newcrest Mining, Ltd.	79,081	$1,218,342
Newmont Mining Corp.	29,635	1,026,853
Nippon Steel & Sumitomo Metal Corp.	78,310	1,339,087
Norsk Hydro ASA	138,526	626,984
Nucor Corp.	17,640	913,928
Randgold Resources, Ltd. (b)	9,726	819,489
Rio Tinto plc	120,879	5,763,616
Rio Tinto, Ltd.	38,233	2,114,645
South32, Ltd.	526,452	1,242,058
Sumitomo Metal Mining Co., Ltd.	23,964	637,370
ThyssenKrupp AG	44,887	770,418
Voestalpine AG	11,807	353,121

		41,941,368

Multi-Utilities—0.6%
AGL Energy, Ltd.	67,553	977,474
Ameren Corp.	13,560	884,519
CenterPoint Energy, Inc.	24,000	677,520
Centrica plc	581,197	999,397
CMS Energy Corp.	15,655	777,271
Consolidated Edison, Inc.	17,245	1,318,553
Dominion Energy, Inc.	36,290	2,593,283
DTE Energy Co.	10,130	1,117,339
E.ON SE	226,724	2,241,511
Engie S.A.	188,135	2,688,851
Innogy SE (144A)	14,307	667,655
National Grid plc	350,061	3,385,287
NiSource, Inc.	18,750	475,312
Public Service Enterprise Group, Inc.	28,070	1,461,043
RWE AG	53,374	1,160,328
SCANA Corp.	7,940	379,373
Sempra Energy (c)	14,720	1,592,557
Suez	38,402	506,154
Veolia Environnement S.A.	55,128	1,130,784
WEC Energy Group, Inc.	17,529	1,214,059

		26,248,270

Multiline Retail—0.3%
Dollar General Corp. (c)	14,130	1,527,170
Dollar Tree, Inc. (a)	13,213	1,193,398
Don Quijote Holdings Co., Ltd.	12,057	747,970
Harvey Norman Holdings, Ltd.	60,759	135,347
Isetan Mitsukoshi Holdings, Ltd.	34,631	382,320
J Front Retailing Co., Ltd.	23,729	274,274
Kohl’s Corp. (c)	9,325	618,620
Macy’s, Inc.	17,010	506,558
Marks & Spencer Group plc	167,362	527,488
Marui Group Co., Ltd.	19,582	378,675
Next plc	14,389	732,262
Nordstrom, Inc. (c)	6,490	302,499
Ryohin Keikaku Co., Ltd.	2,459	598,446
Takashimaya Co., Ltd.	14,450	183,619
Target Corp.	29,690	1,962,212
Wesfarmers, Ltd.	116,791	2,652,259

		12,723,117

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—3.1%
Aker BP ASA	11,161	$282,636
Anadarko Petroleum Corp.	28,635	1,255,358
Apache Corp.	21,195	556,369
BP plc	2,057,816	12,983,632
Cabot Oil & Gas Corp.	25,090	560,761
Caltex Australia, Ltd.	26,865	482,122
Chevron Corp. (f)	106,500	11,586,135
Cimarex Energy Co. (c)	5,315	327,670
Concho Resources, Inc. (a)	10,605	1,090,088
ConocoPhillips	65,120	4,060,232
Devon Energy Corp.	29,120	656,365
Diamondback Energy, Inc.	8,550	792,585
Enagas S.A.	23,361	630,808
Eni S.p.A.	262,038	4,126,612
EOG Resources, Inc.	32,290	2,816,011
Equinor ASA	120,365	2,566,928
Exxon Mobil Corp. (f)	235,848	16,082,475
Galp Energia SGPS S.A.	51,632	817,605
Hess Corp. (c)	14,570	590,085
HollyFrontier Corp.	9,767	499,289
Idemitsu Kosan Co., Ltd.	13,926	458,990
Inpex Corp.	105,438	940,948
JXTG Holdings, Inc.	335,340	1,757,639
Kinder Morgan, Inc.	105,630	1,624,589
Koninklijke Vopak NV	7,295	330,467
Lundin Petroleum AB	19,284	482,125
Marathon Oil Corp.	47,480	680,863
Marathon Petroleum Corp.	38,277	2,258,726
Neste Oyj	13,206	1,019,642
Newfield Exploration Co. (a)	11,100	162,726
Noble Energy, Inc. (c)	26,900	504,644
Occidental Petroleum Corp.	42,645	2,617,550
Oil Search, Ltd.	141,247	712,272
OMV AG	15,170	663,495
ONEOK, Inc.	22,867	1,233,675
Origin Energy, Ltd. (a)	181,231	825,816
Phillips 66	23,340	2,010,741
Pioneer Natural Resources Co.	9,465	1,244,837
Repsol S.A.	139,752	2,246,565
Royal Dutch Shell plc - A Shares	473,343	13,892,857
Royal Dutch Shell plc - B Shares	385,805	11,480,309
Santos, Ltd.	182,375	703,874
Showa Shell Sekiyu KK	19,238	269,407
Snam S.p.A.	231,220	1,012,099
Total S.A.	246,995	13,048,257
Valero Energy Corp.	24,015	1,800,405
Washington H Soul Pattinson & Co., Ltd.	11,097	193,563
Williams Cos., Inc. (The)	73,181	1,613,641
Woodside Petroleum, Ltd.	96,429	2,129,776

		130,684,264

Paper & Forest Products—0.1%
Mondi plc	37,828	782,749
OJI Holdings Corp.	88,813	454,573
Stora Enso Oyj - R Shares	56,762	657,204

Security Description	Shares	Value

Paper & Forest Products—(Continued)
UPM-Kymmene Oyj	54,978	$1,397,947

		3,292,473

Personal Products—0.7%
Beiersdorf AG	10,383	1,083,597
Coty, Inc. - Class A	26,319	172,653
Estee Lauder Cos., Inc. (The) - Class A	12,520	1,628,852
Kao Corp.	50,988	3,759,137
Kobayashi Pharmaceutical Co., Ltd.	5,078	347,772
Kose Corp.	3,121	494,972
L’Oreal S.A.	25,962	5,959,629
Pola Orbis Holdings, Inc.	9,514	254,874
Shiseido Co., Ltd.	39,142	2,432,089
Unilever NV	158,964	8,637,306
Unilever plc	116,499	6,097,285

		30,868,166

Pharmaceuticals—4.0%
Allergan plc	18,908	2,527,243
Astellas Pharma, Inc.	193,735	2,465,496
AstraZeneca plc	130,485	9,758,380
Bayer AG	96,058	6,660,772
Bristol-Myers Squibb Co.	91,035	4,731,999
Chugai Pharmaceutical Co., Ltd.	23,061	1,332,173
Daiichi Sankyo Co., Ltd.	58,426	1,878,228
Eisai Co., Ltd.	25,966	2,021,824
Eli Lilly & Co.	53,230	6,159,776
GlaxoSmithKline plc	510,906	9,696,818
H Lundbeck A/S	7,212	316,259
Hisamitsu Pharmaceutical Co., Inc.	5,885	321,153
Ipsen S.A.	3,884	500,934
Johnson & Johnson (f)	149,420	19,282,651
Kyowa Hakko Kirin Co., Ltd.	26,721	502,115
Merck & Co., Inc. (c) (f)	149,835	11,448,892
Merck KGaA	13,313	1,373,618
Mitsubishi Tanabe Pharma Corp.	26,023	373,875
Mylan NV (a)	28,685	785,969
Nektar Therapeutics (a)	8,914	293,003
Novartis AG	223,319	19,126,910
Novo Nordisk A/S - Class B	187,154	8,603,041
Ono Pharmaceutical Co., Ltd.	39,177	792,868
Orion Oyj - Class B	10,802	375,243
Otsuka Holdings Co., Ltd.	40,222	1,641,387
Perrigo Co. plc	7,153	277,179
Pfizer, Inc. (c)	325,906	14,225,797
Recordati S.p.A.	10,820	375,568
Roche Holding AG	72,368	17,894,742
Sanofi	116,024	10,026,682
Santen Pharmaceutical Co., Ltd.	37,732	539,982
Shionogi & Co., Ltd.	28,429	1,612,029
Sumitomo Dainippon Pharma Co., Ltd.	16,441	529,508
Taisho Pharmaceutical Holdings Co., Ltd.	3,714	369,248
Takeda Pharmaceutical Co., Ltd. (c)	73,673	2,499,780
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	99,664	1,536,819
UCB S.A.	13,023	1,061,735
Vifor Pharma AG	4,687	508,717

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Zoetis, Inc.	26,940	$2,304,448

		166,732,861

Professional Services—0.5%
Adecco Group AG	16,301	763,391
Bureau Veritas S.A.	27,317	554,827
Equifax, Inc.	6,715	625,368
Experian plc	94,260	2,290,963
IHS Markit, Ltd. (a)	19,760	947,887
Intertek Group plc	16,625	1,012,129
Nielsen Holdings plc	18,633	434,708
Persol Holdings Co., Ltd.	18,382	269,960
Randstad NV	12,273	561,325
Recruit Holdings Co., Ltd.	113,550	2,718,473
RELX plc	205,718	4,225,225
Robert Half International, Inc.	6,820	390,104
Seek, Ltd.	34,360	409,456
SGS S.A.	551	1,241,405
Teleperformance SE	5,952	952,775
Verisk Analytics, Inc. (a)	8,601	937,853
Wolters Kluwer NV	29,904	1,765,930

		20,101,779

Real Estate Management & Development—1.4%
ADLER Real Estate AG	3,269	48,853
ADO Properties S.A. (144A)	3,298	172,437
Aeon Mall Co., Ltd.	23,764	380,185
Allreal Holding AG (a)	1,582	246,295
Aroundtown S.A.	154,799	1,284,729
Azrieli Group, Ltd.	8,526	407,081
CA Immobilien Anlagen AG	7,782	245,877
Capital & Counties Properties plc	82,753	242,853
CapitaLand, Ltd.	547,860	1,246,011
Carmila S.A.	3,450	63,753
Castellum AB	30,420	559,957
Catena AB	2,300	57,300
CBRE Group, Inc. - Class A (a)	16,815	673,273
City Developments, Ltd.	95,096	564,340
Citycon Oyj	43,304	80,073
CK Asset Holdings, Ltd.	570,483	4,148,416
Daejan Holdings plc	600	42,927
Daito Trust Construction Co., Ltd.	7,421	1,013,594
Daiwa House Industry Co., Ltd.	58,332	1,852,599
Deutsche Euroshop AG	5,750	167,093
Deutsche Wohnen SE	76,844	3,522,267
DIC Asset AG	5,000	51,957
Dios Fastigheter AB	9,472	60,286
Entra ASA (144A)	12,368	164,263
Fabege AB	29,800	396,722
Fastighets AB Balder - B Shares (a)	10,950	312,348
First Capital Realty, Inc.	17,450	240,941
Grainger plc	67,843	181,387
Grand City Properties S.A.	12,400	268,913
Hang Lung Group, Ltd.	91,100	231,449
Hang Lung Properties, Ltd.	437,105	833,153
Helical plc	11,104	45,114

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Hembla AB (a)	4,057	$67,870
Hemfosa Fastigheter AB	17,974	142,008
Henderson Land Development Co., Ltd.	269,257	1,334,811
Hiag Immobilien Holding AG (a)	300	35,588
Hongkong Land Holdings, Ltd.	252,435	1,591,331
Hufvudstaden AB - A Shares	12,350	191,116
Hulic Co., Ltd.	70,855	634,048
Hysan Development Co., Ltd.	134,089	635,789
Kennedy-Wilson Holdings, Inc. (c)	14,027	254,871
Kerry Properties, Ltd.	66,200	224,913
Klovern AB - B Shares	57,701	66,972
Kojamo Oyj (a)	9,805	91,077
Kungsleden AB	21,306	151,331
LEG Immobilien AG	7,150	746,568
Lend Lease Group	58,810	479,735
Mitsubishi Estate Co., Ltd.	255,115	3,997,895
Mitsui Fudosan Co., Ltd.	198,594	4,400,323
Mobimo Holding AG	726	172,711
New World Development Co., Ltd.	1,275,814	1,675,976
Nomura Real Estate Holdings, Inc.	25,991	474,211
Nyfosa AB (a)	17,974	86,707
Phoenix Spree Deutschland, Ltd.	9,677	43,739
PSP Swiss Property AG	4,459	439,027
Shurgard Self Storage S.A. (a)	2,447	67,947
Sino Land Co., Ltd.	689,636	1,173,648
Sirius Real Estate, Ltd.	104,752	80,056
Sumitomo Realty & Development Co., Ltd.	85,518	3,123,434
Sun Hung Kai Properties, Ltd.	324,512	4,601,253
Swire Pacific, Ltd. - Class A	51,280	538,712
Swire Properties, Ltd.	239,509	836,941
Swiss Prime Site AG (a)	15,730	1,274,434
TAG Immobilien AG	14,250	325,288
TLG Immobilien AG	9,592	266,377
Tokyo Tatemono Co., Ltd.	23,201	239,092
Tokyu Fudosan Holdings Corp.	62,337	309,446
UOL Group, Ltd.	106,502	481,888
Victoria Park AB - B Shares	3,900	15,920
Vonovia SE	109,224	4,957,230
Wallenstam AB - B Shares	18,450	171,001
Wharf Holdings, Ltd. (The)	263,152	682,684
Wharf Real Estate Investment Co., Ltd.	262,226	1,558,742
Wheelock & Co., Ltd.	84,300	478,771
Wihlborgs Fastigheter AB	14,950	173,222

		59,101,149

Road & Rail—0.7%
Aurizon Holdings, Ltd.	204,993	617,941
Central Japan Railway Co.	14,854	3,156,296
ComfortDelGro Corp., Ltd.	223,000	350,195
CSX Corp.	48,770	3,030,080
DSV A/S	19,374	1,277,517
East Japan Railway Co.	31,464	2,796,633
Hankyu Hanshin Holdings, Inc.	23,573	789,463
J.B. Hunt Transport Services, Inc.	4,796	446,220
Kansas City Southern	5,690	543,111
Keikyu Corp.	22,741	374,652

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Road & Rail—(Continued)
Keio Corp.	10,593	$619,974
Keisei Electric Railway Co., Ltd.	13,320	414,662
Kintetsu Group Holdings Co., Ltd.	17,676	764,915
Kyushu Railway Co.	16,481	555,231
MTR Corp., Ltd.	157,100	826,809
Nagoya Railroad Co., Ltd.	18,750	497,291
Nippon Express Co., Ltd.	7,710	428,324
Norfolk Southern Corp.	15,740	2,353,760
Odakyu Electric Railway Co., Ltd.	30,366	665,491
Tobu Railway Co., Ltd.	19,673	527,684
Tokyu Corp.	51,492	836,860
Union Pacific Corp.	43,190	5,970,154
West Japan Railway Co.	16,853	1,190,238

		29,033,501

Semiconductors & Semiconductor Equipment—1.4%
Advanced Micro Devices, Inc. (a)	45,878	846,908
Analog Devices, Inc. (c)	20,602	1,768,270
Applied Materials, Inc.	56,160	1,838,678
ASM Pacific Technology, Ltd.	30,800	295,140
ASML Holding NV	42,221	6,587,613
Broadcom, Inc.	24,259	6,168,578
Disco Corp.	2,961	341,745
Infineon Technologies AG	117,085	2,329,840
Intel Corp. (f)	259,570	12,181,620
KLA-Tencor Corp.	8,670	775,878
Lam Research Corp. (c)	9,147	1,245,547
Maxim Integrated Products, Inc.	15,661	796,362
Microchip Technology, Inc. (c)	13,030	937,118
Micron Technology, Inc. (a)	64,570	2,048,806
NVIDIA Corp.	33,870	4,521,645
NXP Semiconductors NV	35,469	2,599,168
Qorvo, Inc. (a)	7,023	426,507
QUALCOMM, Inc.	68,168	3,879,441
Renesas Electronics Corp. (a)	85,896	393,976
Rohm Co., Ltd.	9,736	615,098
Skyworks Solutions, Inc.	10,171	681,660
STMicroelectronics NV	70,344	1,003,851
SUMCO Corp. (c)	24,178	272,627
Texas Instruments, Inc.	54,530	5,153,085
Tokyo Electron, Ltd.	16,167	1,854,831
Xilinx, Inc.	14,080	1,199,194

		60,763,186

Software—2.1%
Adobe, Inc. (a)	27,420	6,203,501
ANSYS, Inc. (a)	4,687	669,960
Autodesk, Inc. (a)	12,165	1,564,541
Cadence Design Systems, Inc. (a)	15,636	679,853
Check Point Software Technologies, Ltd. (a)	12,873	1,321,413
Citrix Systems, Inc.	7,120	729,515
Dassault Systemes SE	13,470	1,590,361
Fortinet, Inc. (a) (c)	8,082	569,215
Intuit, Inc.	13,595	2,676,176
Micro Focus International plc	44,900	784,762
Microsoft Corp. (f)	438,887	44,577,753

Security Description	Shares	Value

Software—(Continued)
Nice, Ltd. (a)	6,322	$684,629
Oracle Corp. (f)	144,801	6,537,765
Oracle Corp. Japan	4,009	253,652
Red Hat, Inc. (a)	9,935	1,744,983
Sage Group plc (The)	111,723	855,371
Salesforce.com, Inc. (a) (c)	42,523	5,824,375
SAP SE	101,234	10,083,886
Symantec Corp.	34,600	653,767
Synopsys, Inc. (a)	8,272	696,833
Temenos AG (a)	6,221	749,706
Trend Micro, Inc. (a)	12,284	664,822

		90,116,839

Specialty Retail—0.9%
ABC-Mart, Inc.	3,406	188,640
Advance Auto Parts, Inc.	4,170	656,608
AutoZone, Inc. (a)	1,485	1,244,935
Best Buy Co., Inc. (c)	13,595	719,991
CarMax, Inc. (a) (c)	9,850	617,891
Dufry AG (a) (c)	3,332	316,452
Fast Retailing Co., Ltd.	6,010	3,074,337
Foot Locker, Inc.	6,544	348,141
Gap, Inc. (The) (c)	12,040	310,150
Hennes & Mauritz AB - B Shares (c)	90,274	1,282,213
Hikari Tsushin, Inc.	2,158	339,472
Home Depot, Inc. (The)	64,270	11,042,872
Industria de Diseno Textil S.A.	112,361	2,864,426
Kingfisher plc (c)	218,025	576,806
L Brands, Inc. (c)	13,490	346,288
Lowe’s Cos., Inc.	45,770	4,227,317
Nitori Holdings Co., Ltd.	8,252	1,025,031
O’Reilly Automotive, Inc. (a)	4,565	1,571,867
Ross Stores, Inc.	21,080	1,753,856
Shimamura Co., Ltd.	2,281	175,322
Tiffany & Co. (c)	5,670	456,492
TJX Cos., Inc. (The)	69,900	3,127,326
Tractor Supply Co.	6,785	566,140
Ulta Salon Cosmetics & Fragrance, Inc. (a) (c)	3,229	790,588
USS Co., Ltd.	22,625	377,607
Yamada Denki Co., Ltd.	64,709	310,034

		38,310,802

Technology Hardware, Storage & Peripherals—1.2%
Apple, Inc. (f)	255,995	40,380,651
Brother Industries, Ltd.	22,958	336,984
Canon, Inc.	103,039	2,839,179
FUJIFILM Holdings Corp.	39,757	1,534,172
Hewlett Packard Enterprise Co.	85,010	1,122,982
HP, Inc.	91,410	1,870,249
Konica Minolta, Inc.	46,599	418,245
NEC Corp.	26,830	803,229
NetApp, Inc.	14,870	887,293
Ricoh Co., Ltd.	69,056	675,384
Seagate Technology plc (c)	15,960	615,897
Seiko Epson Corp.	28,815	404,315
Western Digital Corp. (c)	16,624	614,589

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Technology Hardware, Storage & Peripherals—(Continued)
Xerox Corp.	11,915	$235,441

		52,738,610

Textiles, Apparel & Luxury Goods—0.9%
adidas AG	19,396	4,053,200
Asics Corp.	16,260	206,095
Burberry Group plc	42,717	939,822
Cie Financiere Richemont S.A.	53,769	3,455,596
EssilorLuxottica S.A.	21,444	2,707,781
Hanesbrands, Inc.	20,022	250,876
Hermes International	3,263	1,804,591
Hugo Boss AG	6,527	402,547
Kering S.A.	7,805	3,652,853
LVMH Moet Hennessy Louis Vuitton SE	28,612	8,407,515
Michael Kors Holdings, Ltd. (a)	8,297	314,622
Moncler S.p.A.	18,430	615,853
NIKE, Inc. - Class B	71,480	5,299,527
Pandora A/S	11,334	461,024
Puma SE	855	418,790
PVH Corp.	4,308	400,429
Ralph Lauren Corp.	3,095	320,209
Swatch Group AG (The)	5,760	333,882
Swatch Group AG (The) - Bearer Shares (c)	3,177	929,416
Tapestry, Inc.	15,950	538,312
Under Armour, Inc. - Class A (a) (c)	10,272	181,506
Under Armour, Inc. - Class C (a)	10,456	169,073
VF Corp.	18,200	1,298,388
Yue Yuen Industrial Holdings, Ltd.	75,300	240,289

		37,402,196

Tobacco—0.6%
Altria Group, Inc.	105,425	5,206,941
British American Tobacco plc	236,267	7,534,361
Imperial Brands plc	98,240	2,970,775
Japan Tobacco, Inc.	113,306	2,688,175
Philip Morris International, Inc. (f)	86,605	5,781,750
Swedish Match AB	18,124	714,535

		24,896,537

Trading Companies & Distributors—0.5%
AerCap Holdings NV (a)	12,996	514,642
Ashtead Group plc	50,020	1,036,334
Brenntag AG	15,915	686,878
Bunzl plc	34,642	1,042,335
Fastenal Co.	15,950	834,025
Ferguson plc	23,873	1,528,968
ITOCHU Corp.	145,593	2,455,563
Marubeni Corp.	161,115	1,121,173
Mitsubishi Corp.	139,218	3,799,665
Mitsui & Co., Ltd.	170,497	2,642,392
MonotaRO Co., Ltd.	12,903	314,657
Rexel S.A.	31,312	333,869
Sumitomo Corp.	115,954	1,635,764

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
Toyota Tsusho Corp.	21,882	$643,567
United Rentals, Inc. (a)	4,700	481,891
WW Grainger, Inc.	2,920	824,491

		19,896,214

Transportation Infrastructure—0.2%
Aena SME S.A. (144A)	6,953	1,078,042
Aeroports de Paris	3,058	578,200
Atlantia S.p.A.	51,036	1,056,855
Auckland International Airport, Ltd.	99,097	475,671
Fraport AG Frankfurt Airport Services Worldwide	4,309	307,999
Getlink SE	48,155	646,242
Japan Airport Terminal Co., Ltd.	4,785	165,245
Kamigumi Co., Ltd.	11,154	227,596
SATS, Ltd.	68,500	234,744
Sydney Airport	113,827	539,549
Transurban Group	269,361	2,211,376

		7,521,519

Water Utilities—0.1%
American Water Works Co., Inc.	9,876	896,445
Severn Trent plc	24,419	564,165
United Utilities Group plc	70,238	657,721

		2,118,331

Wireless Telecommunication Services—0.5%
1&1 Drillisch AG	5,509	280,239
KDDI Corp.	182,567	4,350,586
Millicom International Cellular S.A.	6,821	432,831
NTT DoCoMo, Inc.	136,359	3,061,939
SoftBank Group Corp.	85,031	5,604,797
Tele2 AB - B Shares	51,424	657,089
Vodafone Group plc	2,751,791	5,347,084

		19,734,565

Total Common Stocks (Cost $2,083,382,984)		2,618,382,159

U.S. Treasury & Government Agencies—24.0%

Federal Agencies—1.0%
Federal Home Loan Mortgage Corp.
2.375%, 01/13/22 (c)	8,925,000	8,891,049
2.750%, 06/19/23	9,954,000	10,016,183
6.250%, 07/15/32 (c)	2,480,000	3,309,091
Federal National Mortgage Association
2.875%, 10/30/20	4,977,000	5,003,338
2.875%, 09/12/23 (c)	9,034,000	9,139,770
6.625%, 11/15/30	1,650,000	2,212,256
7.250%, 05/15/30	1,941,000	2,698,862

		41,270,549

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—23.0%
U.S. Treasury Bonds
2.250%, 08/15/46	11,613,000	$9,943,883
2.500%, 02/15/45	5,830,000	5,293,356
2.750%, 08/15/42	5,415,000	5,192,779
2.750%, 08/15/47	2,445,700	2,320,414
2.750%, 11/15/47	8,979,000	8,511,225
2.875%, 05/15/43	5,779,000	5,651,634
2.875%, 08/15/45	31,698,000	30,929,720
3.000%, 05/15/45	1,395,000	1,394,853
3.000%, 02/15/47	3,410,000	3,406,474
3.000%, 05/15/47 (c)	3,783,000	3,773,432
3.000%, 02/15/48	1,515,000	1,509,527
3.000%, 08/15/48 (c)	11,444,000	11,409,597
3.125%, 11/15/41	7,070,000	7,250,938
3.125%, 02/15/42	5,645,000	5,788,465
3.125%, 02/15/43	8,504,100	8,689,742
3.625%, 08/15/43	26,548,000	29,436,970
3.750%, 08/15/41	8,025,000	9,067,765
3.750%, 11/15/43	519,000	587,173
4.375%, 05/15/41	7,495,000	9,238,938
4.500%, 08/15/39	318,000	396,823
5.250%, 11/15/28	4,209,000	5,129,618
5.500%, 08/15/28	5,990,000	7,404,745
6.000%, 02/15/26 (h)	33,774,000	41,224,255
6.125%, 11/15/27 (i)	7,239,000	9,203,504
6.250%, 08/15/23	4,620,000	5,366,309
6.250%, 05/15/30	1,815,000	2,435,361
6.375%, 08/15/27	2,790,000	3,587,363
6.875%, 08/15/25	2,640,000	3,325,677
U.S. Treasury Notes
1.125%, 02/28/21	10,400,000	10,097,790
1.125%, 09/30/21	7,998,000	7,713,250
1.250%, 03/31/21	24,650,000	23,990,757
1.250%, 10/31/21	21,327,200	20,614,117
1.375%, 03/31/20	25,304,000	24,931,489
1.375%, 08/31/20	17,945,000	17,604,310
1.375%, 10/31/20	26,223,000	25,686,103
1.375%, 05/31/21	6,338,000	6,174,092
1.375%, 08/31/23	8,951,000	8,508,458
1.500%, 11/30/19	20,793,000	20,578,572
1.500%, 05/31/20	9,830,000	9,684,999
1.625%, 06/30/20	13,695,000	13,508,806
1.625%, 07/31/20	7,875,000	7,762,557
1.625%, 11/15/22 (h) (i)	48,926,000	47,366,251
1.625%, 02/15/26	11,320,000	10,602,316
1.750%, 03/31/22	6,370,000	6,227,043
1.750%, 05/15/22	8,447,000	8,248,601
1.750%, 05/31/22	6,444,000	6,290,907
1.750%, 06/30/22	5,502,000	5,368,744
1.750%, 05/15/23	58,767,000	56,944,786
1.875%, 11/30/21	13,250,100	13,031,960
1.875%, 08/31/22	11,326,000	11,083,715
1.875%, 10/31/22	8,498,000	8,308,381
2.000%, 02/15/22	22,105,600	21,794,101
2.000%, 07/31/22	6,273,500	6,170,127
2.000%, 11/30/22	8,542,000	8,386,792

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.000%, 02/15/23	18,174,000	$17,820,366
2.000%, 08/15/25	17,740,000	17,108,378
2.000%, 11/15/26	4,620,000	4,413,279
2.125%, 08/15/21	19,150,000	18,973,355
2.125%, 12/31/22	8,530,000	8,410,068
2.125%, 11/30/23	22,408,000	22,002,264
2.125%, 05/15/25	36,853,000	35,871,329
2.250%, 11/15/24	16,668,500	16,382,693
2.250%, 11/15/25	9,607,000	9,399,190
2.250%, 02/15/27	10,237,000	9,947,706
2.250%, 08/15/27	5,941,000	5,753,913
2.250%, 11/15/27	15,786,000	15,260,580
2.375%, 05/15/27 (c)	6,780,500	6,643,517
2.625%, 08/15/20	7,910,000	7,920,258
2.625%, 11/15/20	21,404,900	21,440,432
2.750%, 11/15/23	25,091,500	25,364,554
2.750%, 02/15/28	2,396,000	2,410,146
2.875%, 05/15/28	4,159,000	4,225,886
2.875%, 08/15/28	3,913,300	3,976,599
3.125%, 11/15/28	3,469,000	3,600,664
3.500%, 05/15/20	9,995,000	10,118,985
3.625%, 02/15/20	17,189,000	17,375,382
3.625%, 02/15/21	39,022,000	39,916,515

		968,485,623

Total U.S. Treasury & Government Agencies (Cost $1,018,518,458)		1,009,756,172

Foreign Government—9.6%

Sovereign—9.6%
Australia Government Bonds 2.750%, 04/21/24 (AUD)	3,797,000	2,770,922
3.000%, 03/21/47 (AUD)	305,000	222,264
3.750%, 04/21/37 (AUD)	1,486,000	1,215,356
4.750%, 04/21/27 (AUD)	6,321,000	5,286,457
5.750%, 05/15/21 (AUD)	2,345,000	1,799,655
Austria Government Bonds 0.750%, 10/20/26 (144A) (EUR)	2,549,000	3,019,813
3.150%, 06/20/44 (144A) (EUR)	1,196,000	1,948,864
3.400%, 11/22/22 (144A) (EUR)	1,740,000	2,284,723
4.150%, 03/15/37 (144A) (EUR)	145,000	252,286
Belgium Government Bonds 2.600%, 06/22/24 (144A) (EUR)	905,000	1,178,445
3.750%, 09/28/20 (144A) (EUR)	1,669,256	2,056,543
4.250%, 09/28/21 (144A) (EUR)	900,000	1,163,807
4.250%, 03/28/41 (144A) (EUR)	1,455,000	2,498,285
5.000%, 03/28/35 (144A) (EUR)	355,000	625,145
5.500%, 03/28/28 (EUR)	3,175,800	5,193,927
Bundesrepublik Deutschland 0.500%, 02/15/26 (EUR)	10,026,601	11,940,923
1.500%, 05/15/24 (EUR)	1,965,000	2,463,941
2.000%, 01/04/22 (EUR)	1,505,000	1,857,604
2.000%, 08/15/23 (EUR)	681,529	866,767

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Bundesrepublik Deutschland 2.500%, 01/04/21 (EUR)	5,944,100	$7,245,761
2.500%, 07/04/44 (EUR)	2,227,000	3,543,084
3.250%, 07/04/42 (EUR)	629,000	1,108,644
4.250%, 07/04/39 (EUR)	1,410,500	2,719,042
5.500%, 01/04/31 (EUR)	1,774,300	3,269,600
Canadian Government Bonds 1.500%, 06/01/26 (CAD)	3,802,000	2,701,169
1.750%, 05/01/20 (CAD)	3,474,000	2,541,501
2.750%, 06/01/22 (CAD)	1,870,000	1,408,445
3.500%, 12/01/45 (CAD)	1,500,000	1,392,422
4.000%, 06/01/41 (CAD)	975,000	944,697
5.750%, 06/01/29 (CAD)	385,000	381,416
Denmark Government Bonds 1.500%, 11/15/23 (DKK)	9,368,700	1,559,878
4.500%, 11/15/39 (DKK)	4,060,000	1,083,569
Finland Government Bonds 0.500%, 04/15/26 (144A) (EUR)	2,446,000	2,858,021
3.500%, 04/15/21 (144A) (EUR)	1,500,000	1,876,879
France Government Bond OAT Zero Coupon, 05/25/21 (EUR)	9,287,929	10,757,433
Zero Coupon, 05/25/22 (EUR)	1,450,000	1,678,612
0.500%, 05/25/26 (EUR)	5,972,399	6,914,731
1.000%, 11/25/25 (EUR)	9,142,090	10,990,963
1.250%, 05/25/36 (144A) (EUR)	2,719,800	3,115,587
2.250%, 05/25/24 (EUR)	3,256,100	4,177,801
2.500%, 05/25/30 (EUR)	5,411,900	7,317,798
3.250%, 05/25/45 (EUR)	4,898,000	7,714,688
Ireland Government Bonds 2.000%, 02/18/45 (EUR)	448,000	541,522
5.400%, 03/13/25 (EUR)	2,211,000	3,308,843
Italy Buoni Poliennali Del Tesoro 2.200%, 06/01/27 (EUR)	4,304,000	4,812,758
3.250%, 09/01/46 (144A) (EUR)	2,487,000	2,773,404
3.750%, 09/01/24 (EUR)	13,007,000	16,244,075
4.000%, 09/01/20 (EUR)	3,639,000	4,409,123
5.000%, 08/01/39 (144A) (EUR)	3,788,000	5,334,573
5.250%, 11/01/29 (EUR)	6,171,900	8,659,587
Japan Government Five Year Bond 0.100%, 12/20/19 (JPY)	139,400,000	1,274,879
Japan Government Forty Year Bond 1.700%, 03/20/54 (JPY)	25,750,000	299,544
Japan Government Ten Year Bonds 0.100%, 09/20/26 (JPY)	2,292,500,000	21,275,772
0.500%, 12/20/24 (JPY)	555,750,000	5,264,680
0.800%, 09/20/22 (JPY)	1,390,000,000	13,124,248
Japan Government Thirty Year Bonds 0.500%, 09/20/46 (JPY)	1,077,850,000	9,356,216
1.800%, 09/20/43 (JPY)	626,400,000	7,246,134
1.900%, 09/20/42 (JPY)	494,400,000	5,789,764
2.300%, 03/20/40 (JPY)	668,100,000	8,220,547
Japan Government Twenty Year Bonds 0.500%, 09/20/36 (JPY)	1,082,900,000	10,002,536
1.500%, 03/20/33 (JPY)	230,600,000	2,473,072
1.700%, 12/20/31 (JPY)	561,250,000	6,117,756
1.700%, 09/20/32 (JPY)	182,400,000	1,998,254

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Japan Government Twenty Year Bonds 1.700%, 09/20/33 (JPY)	418,500,000	$4,610,774
2.100%, 06/20/29 (JPY)	555,050,000	6,148,671
2.100%, 12/20/29 (JPY)	429,100,000	4,780,371
2.500%, 12/21/20 (JPY)	1,827,300,000	17,537,945
Kingdom of Belgium Government Bond 1.600%, 06/22/47 (144A) (EUR)	821,000	905,316
Mexican Bonos 6.500%, 06/10/21 (MXN)	43,260,000	2,101,104
10.000%, 11/20/36 (MXN)	31,839,800	1,783,129
Netherlands Government Bonds 2.250%, 07/15/22 (144A) (EUR)	2,130,000	2,674,539
3.750%, 01/15/42 (144A) (EUR)	1,241,600	2,300,284
5.500%, 01/15/28 (EUR)	3,570,500	6,005,972
Norway Government Bond 3.000%, 03/14/24 (144A) (NOK)	10,370,000	1,291,179
Poland Government Bonds 5.500%, 10/25/19 (PLN)	3,610,000	999,458
5.750%, 04/25/29 (PLN)	3,940,000	1,326,020
Republic of South Africa Government Bonds 6.500%, 02/28/41 (ZAR)	27,771,600	1,346,352
10.500%, 12/21/26 (ZAR)	29,175,000	2,205,894
Singapore Government Bonds 2.125%, 06/01/26 (SGD)	3,378,000	2,507,616
2.250%, 06/01/21 (SGD)	865,000	640,719
Spain Government Bonds 1.950%, 04/30/26 (144A) (EUR)	7,464,000	9,123,355
2.750%, 10/31/24 (144A) (EUR)	3,192,000	4,095,329
2.900%, 10/31/46 (144A) (EUR)	1,182,000	1,449,753
4.200%, 01/31/37 (144A) (EUR)	1,045,000	1,570,985
4.400%, 10/31/23 (144A) (EUR)	1,028,000	1,401,660
4.700%, 07/30/41 (144A) (EUR)	2,112,000	3,415,871
4.850%, 10/31/20 (144A) (EUR)	8,313,000	10,409,635
6.000%, 01/31/29 (EUR)	1,686,000	2,756,391
Sweden Government Bonds 1.000%, 11/12/26 (SEK)	7,400,000	879,940
1.500%, 11/13/23 (144A) (SEK)	3,330,000	403,614
5.000%, 12/01/20 (SEK)	8,685,000	1,081,584
Switzerland Government Bond 4.000%, 02/11/23 (CHF)	415,000	503,962
United Kingdom Gilt 1.750%, 09/07/22 (GBP)	2,345,178	3,087,552
2.000%, 09/07/25 (GBP)	2,323,684	3,147,766
2.250%, 09/07/23 (GBP)	1,170,000	1,582,758
3.250%, 01/22/44 (GBP)	3,265,000	5,319,233
4.250%, 09/07/39 (GBP)	1,184,500	2,152,862
4.250%, 12/07/46 (GBP)	6,657,500	12,926,434
4.500%, 12/07/42 (GBP)	439,000	850,040
6.000%, 12/07/28 (GBP)	2,196,700	4,034,644
8.000%, 06/07/21 (GBP)	1,170,000	1,751,994

Total Foreign Government (Cost $411,646,469)		405,585,460

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Mutual Funds—0.9%

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—0.9%
F&C Commercial Property Trust, Ltd.	59,419	$94,215
F&C UK Real Estate Investment, Ltd.	27,042	31,791
iShares Core MSCI Emerging Markets ETF	129,434	6,102,813
iShares International Developed Real Estate ETF	4,593	124,149
iShares U.S. Real Estate ETF	1,673	125,375
MedicX Fund, Ltd.	50,013	47,462
Picton Property Income, Ltd. (The)	60,906	66,106
Schroder Real Estate Investment Trust, Ltd.	58,499	42,626
Standard Life Investment Property Income Trust, Ltd.	45,474	47,128
UK Commercial Property Trust, Ltd.	73,672	78,132
Vanguard REIT ETF (c)	393,453	29,339,790

Total Mutual Funds (Cost $38,335,326)		36,099,587

Preferred Stocks—0.2%

Automobiles—0.1%
Bayerische Motoren Werke (BMW) AG	5,728	407,661
Porsche Automobil Holding SE	15,773	933,782
Volkswagen AG	19,117	3,042,155

		4,383,598

Chemicals—0.0%
FUCHS Petrolub SE	7,212	297,298

Health Care Equipment & Supplies—0.0%
Sartorius AG	3,664	457,548

Household Products—0.1%
Henkel AG & Co. KGaA	18,352	2,004,027

Total Preferred Stocks (Cost $7,308,454)		7,142,471

Rights—0.0%

Oil, Gas & Consumable Fuels—0.0%
Repsol S.A., Expires 01/14/19 (a) (Cost $65,247)	139,752	64,048

Short-Term Investments—2.6%

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $64,194,370; collateralized by U.S. Treasury Note at 2.875%, maturing 09/30/23, with a market value of $65,478,730.	64,190,091	64,190,091

U.S. Treasury—1.1%
U.S. Treasury Bill 1.242%, 02/14/19 (j)	47,000,000	46,865,548

Total Short-Term Investments (Cost $111,057,107)		111,055,639

Securities Lending Reinvestments (k)—3.7%
Security Description	Principal Amount*	Value

Certificates of Deposit—1.6%
Banco Del Estado De Chile New York 2.820%, 1M LIBOR + 0.350%, 05/20/19 (l)	2,000,000	$1,999,958
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (l)	5,000,000	4,999,525
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (l)	2,000,000	1,999,196
Credit Agricole S.A. 2.500%, 02/12/19	4,000,000	3,999,320
Credit Industriel et Commercial Zero Coupon, 01/25/19	4,936,141	4,991,500
Credit Suisse AG 2.620%, 04/01/19	4,000,000	3,997,928
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (l)	2,000,000	2,000,012
Natixis New York 2.940%, SOFR + 0.480%, 06/12/19 (l)	2,000,000	1,999,788
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (l)	4,000,000	3,997,480
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (l)	4,000,000	3,999,672
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (l)	10,000,000	9,999,710
2.717%, 3M LIBOR + 0.230%, 04/24/19 (l)	1,000,000	999,782
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (l)	5,000,000	4,998,165
2.700%, 02/25/19	2,000,000	2,000,184
Sumitomo Mitsui Banking Corp., New York 2.665%, 1M LIBOR + 0.210%, 05/17/19 (l)	3,000,000	2,998,740
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/12/19	1,985,555	1,989,140
Svenska Handelsbanken AB 2.767%, 1M LIBOR + 0.380%, 12/10/19 (l)	2,000,000	1,999,934
Wells Fargo Bank N.A. 2.730%, 3M LIBOR + 0.210%, 10/25/19 (l)	6,000,000	6,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (l)	3,500,000	3,499,978

		68,470,012

Commercial Paper—0.6%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (l)	5,000,000	4,998,615
Banco Santander S.A. 2.740%, 02/07/19	5,461,488	5,483,984
Bank of China, Ltd. 2.690%, 01/17/19	1,986,550	1,997,652
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (l)	4,000,000	4,000,000
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (l)	2,000,000	2,000,490
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (l)	5,000,000	4,999,800

		23,480,541

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (k)—(Continued)

Security Description	Principal Amount*	Value

Master Demand Notes—0.1%
Natixis Financial Products LLC 2.640%, OBFR + 0.250%, 01/02/19 (l)	2,000,000	$2,000,000

Repurchase Agreements—1.3%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $8,565,167; collateralized by various Common Stock with an aggregate market value of $9,351,559.	8,500,000	8,500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $1,002,713; collateralized by a U.S. Treasury Bill, maturing 02/12/19, and various Common Stock with an aggregate market value of $1,088,319.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $7,556,350; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $7,650,000.	7,500,000	7,500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $700,097; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $714,001.	700,000	700,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $1,100,152; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $1,122,000.	1,100,000	1,100,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $500,076; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $510,000.	500,000	500,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $7,422,116; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $7,569,353.	7,420,933	7,420,933
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $3,022,540; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	3,000,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,700,242; collateralized by various Common Stock with an aggregate market value of $1,892,461.	1,700,000	$1,700,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $600,085; collateralized by various Common Stock with an aggregate market value of $667,927.	600,000	600,000
Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $4,002,014; collateralized by various Common Stock with an aggregate market value of $4,453,288.	4,000,000	4,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $5,000,703; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $2,000,281; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $2,190,952.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,300,183; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,424,119.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $4,001,991; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $4,381,904.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $2,601,294; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $2,848,237.	2,600,000	2,600,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $4,562,270; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $4,995,370.	4,560,000	4,560,000

		55,480,933

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (k)—(Continued)

Security Description	Principal Amount*	Value

Time Deposit—0.1%
Royal Bank of Canada 2.420%, 01/02/19	5,000,000	$5,000,000

Total Securities Lending Reinvestments (Cost $154,444,521)		154,431,486

Total Investments—103.2% (Cost $3,824,758,566)		4,342,517,022
Other assets and liabilities (net)—(3.2)%		(133,207,450)

Net Assets—100.0%		$4,209,309,572

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	Illiquid security. As of December 31, 2018, these securities represent 0.1% of net assets.
(c)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $151,898,770 and the collateral received consisted of cash in the amount of $154,350,667 and non-cash collateral with a value of $343,559. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent less than 0.05% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $131,142,223.
(g)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2018, the market value of securities pledged was $64,398,994.
(i)	All or a portion of the security was pledged as collateral against open OTC swap contracts. As of December 31, 2018, the market value of securities pledged was $881,328.
(j)	The rate shown represents current yield to maturity.
(k)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(l)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $78,600,981, which is 1.9% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	33,632,562	CSI	03/15/19	USD	24,230,537	$(512,064)
CAD	8,236,531	BOA	03/15/19	USD	6,176,432	(133,024)
CAD	16,624,057	BOA	03/15/19	USD	12,466,092	(268,487)
CHF	4,158,568	CSI	03/15/19	USD	4,222,162	36,961
EUR	17,027,392	JPMC	01/09/19	USD	19,349,604	169,156
EUR	919,410	SSBT	01/09/19	USD	1,068,041	(14,107)
EUR	2,166,339	UBSA	01/09/19	USD	2,516,954	(33,647)
EUR	4,804,929	UBSA	03/15/19	USD	5,518,528	19,781
GBP	8,379,438	UBSA	03/15/19	USD	10,593,879	123,692
JPY	4,964,659,739	BNP	03/15/19	USD	44,143,934	1,395,549
JPY	2,892,133,844	JPMC	03/15/19	USD	25,908,188	620,574
NOK	83,437,481	BBP	03/15/19	USD	9,843,866	(163,250)
NOK	114,104,556	JPMC	03/15/19	USD	13,444,895	(206,213)
NZD	34,521,000	BOA	03/15/19	USD	23,781,724	(582,090)
SEK	165,147,929	JPMC	03/15/19	USD	18,456,618	283,941

Contracts to Deliver
AUD	14,035,721	CBNA	02/20/19	USD	10,219,352	324,432
AUD	1,066,043	SSBT	02/20/19	USD	765,407	13,867
AUD	32,648,147	BNP	03/15/19	USD	23,577,457	553,217
AUD	12,392,535	BNP	03/15/19	USD	8,958,766	219,259
CAD	12,695,171	GSBU	01/17/19	USD	9,608,608	305,815
CAD	8,236,531	BOA	03/15/19	USD	6,201,419	158,012
CAD	16,624,057	MSIP	03/15/19	USD	12,380,326	182,721
CAD	7,398,219	MSIP	03/15/19	USD	5,509,628	81,317

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CHF	507,010	SSBT	01/17/19	USD	518,234	$1,775
CHF	60,509,768	BBP	03/15/19	USD	61,717,033	(255,875)
DKK	16,714,704	MSIP	01/23/19	USD	2,543,571	(25,951)
EUR	1,053,483	BOA	01/09/19	USD	1,195,870	(11,754)
EUR	183,693,684	BBP	01/09/19	USD	212,541,216	1,970,328
EUR	983,919	HSBC	01/09/19	USD	1,126,087	(1,794)
EUR	942,869	HSBC	01/09/19	USD	1,083,014	2,189
EUR	6,847,610	SSBT	01/09/19	USD	7,858,389	8,869
EUR	4,753,195	SSBT	01/09/19	USD	5,413,858	(34,803)
EUR	1,191,532	SSBT	01/09/19	USD	1,353,120	(12,752)
EUR	1,099,168	UBSA	01/09/19	USD	1,255,868	(4,126)
EUR	55,310,682	BBP	03/15/19	USD	63,642,683	(110,110)
EUR	3,564,320	MSIP	03/15/19	USD	4,092,795	(15,550)
EUR	20,685,031	UBSA	03/15/19	USD	23,670,453	(171,750)
GBP	26,511,205	GSBU	02/28/19	USD	33,642,586	(241,220)
GBP	870,514	HSBC	02/28/19	USD	1,105,208	(7,390)
GBP	1,010,618	SSBT	02/28/19	USD	1,269,500	(22,165)
GBP	31,133,435	BBP	03/15/19	USD	39,469,776	(350,887)
GBP	6,001,847	JPMC	03/15/19	USD	7,632,309	(44,246)
JPY	13,540,877,578	GSBU	02/15/19	USD	120,240,444	(3,683,989)
JPY	113,742,917	NWM	02/15/19	USD	1,018,837	(22,124)
JPY	1,028,925,192	BNP	03/15/19	USD	9,221,911	(216,142)
JPY	6,132,266,000	UBSA	03/15/19	USD	54,502,785	(1,746,834)
JPY	5,923,796,986	UBSA	03/15/19	USD	52,571,353	(1,766,036)
MXN	73,668,992	CBNA	01/25/19	USD	3,633,758	(102,699)
NOK	10,841,751	CBNA	01/23/19	USD	1,277,781	22,735
PLN	7,961,254	SSBT	01/18/19	USD	2,154,543	26,706
SEK	19,172,331	BNP	01/23/19	USD	2,128,500	(38,257)
SEK	120,802,690	JPMC	03/15/19	USD	13,492,232	(216,144)
SGD	1,261,354	JPMC	01/24/19	USD	921,864	(4,010)
SGD	2,933,682	MSIP	01/24/19	USD	2,132,656	(20,759)
ZAR	37,628,603	BBP	01/30/19	USD	2,677,194	70,221
ZAR	14,943,594	SSBT	01/30/19	USD	1,014,623	(20,695)

Net Unrealized Depreciation						$(4,469,827)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/19	367	AUD	48,691,710	$401,110
MSCI EAFE Index Mini Futures	03/15/19	73	USD	6,263,400	(135,371)
MSCI Emerging Markets Index Mini Futures	03/15/19	3,225	USD	155,896,500	(1,290,073)
Russell 2000 Index E-Mini Futures	03/15/19	1,693	USD	114,192,850	(9,076,952)
S&P Midcap 400 Index E-Mini Futures	03/15/19	684	USD	113,694,480	(8,083,556)
U.S. Treasury Note 10 Year Futures	03/20/19	626	USD	76,381,781	1,754,628
U.S. Treasury Note 2 Year Futures	03/29/19	719	USD	152,652,688	999,177
U.S. Treasury Note 5 Year Futures	03/29/19	260	USD	29,818,750	479,355
U.S. Treasury Ultra Long Bond Futures	03/20/19	489	USD	78,560,906	3,717,987

Futures Contracts—Short
Canada Government Bond 10 Year Futures	03/20/19	(69)	CAD	(9,437,130)	(80,975)
Euro STOXX 50 Index Futures	03/15/19	(3,519)	EUR	(104,655,060)	2,146,607
Euro-Bund Futures	03/07/19	(186)	EUR	(30,418,440)	(89,438)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
FTSE 100 Index Futures	03/15/19	(183)	GBP	(12,185,970)	$(22,024)
Hang Seng Index Futures	01/30/19	(501)	HKD	(647,642,700)	(1,103,696)
Japanese Government 10 Year Bond Futures	03/13/19	(105)	JPY	(16,010,400,000)	(680,223)
S&P 500 Index E-Mini Futures	03/15/19	(1,836)	USD	(229,977,360)	5,364,643
SPI 200 Index Futures	03/21/19	(118)	AUD	(16,404,950)	(141,709)
TOPIX Index Futures	03/07/19	(97)	JPY	(1,448,695,000)	350,085
United Kingdom Long Gilt Bond Futures	03/27/19	(388)	GBP	(47,789,960)	(471,655)

Net Unrealized Depreciation					$(5,962,080)

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation(1)
Receive	12M CPI	Maturity	2.129%	Maturity	11/19/23	DBAG	USD	31,460,000	$(585,639)	$—	$(585,639)

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation(1)
Receive	3M LIBOR	Maturity	01/15/19	CBNA	S&P 500 Total Return Index	USD	223,817,151	$18,925,835	$—	$18,925,835
Receive	1M LIBOR	Monthly	01/15/19	CBNA	S&P 500 Total Return Index	USD	207,947,983	3,056,668	—	3,056,668

Totals								$21,982,503	$—	$21,982,503

Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation(1)
Pay	0.24%	Maturity	06/17/2019	GSC	GS/AB Hedged Index Basket	USD	24,014,484	$(597,204)	$—	$(597,204)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation(1)
Pay	3M LIBOR	Quarterly	2.805%	Semi-Annually	12/28/28	USD	1,040,600,000	$7,063,697	$—	$7,063,697

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(NWM)—	NatWest Markets plc
(SSBT)—	State Street Bank and Trust
(UBSA)—	UBS AG

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Glossary of Abbreviations—(Continued)

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CPI)—	U.S. Consumer Price Index
(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(REIT)—	Real Estate Investment Trust
(ETF)—	Exchang-Trade Fund

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$29,610,960	$17,749,910	$—	$47,360,870
Air Freight & Logistics	7,270,338	4,595,782	—	11,866,120
Airlines	5,581,294	2,497,379	—	8,078,673
Auto Components	1,557,677	13,707,512	—	15,265,189
Automobiles	4,342,718	39,085,158	—	43,427,876
Banks	68,398,241	138,859,335	0	207,257,576
Beverages	23,765,369	29,116,679	—	52,882,048
Biotechnology	31,894,028	13,400,677	—	45,294,705
Building Products	3,110,037	9,851,242	—	12,961,279
Capital Markets	32,704,660	30,167,859	—	62,872,519
Chemicals	24,583,575	43,570,962	—	68,154,537
Commercial Services & Supplies	4,506,355	7,192,173	—	11,698,528
Communications Equipment	14,018,503	6,141,011	—	20,159,514
Construction & Engineering	889,136	11,907,027	—	12,796,163
Construction Materials	1,329,787	7,012,662	—	8,342,449
Consumer Finance	7,907,365	532,628	—	8,439,993
Containers & Packaging	3,543,524	2,088,073	—	5,631,597
Distributors	1,188,118	260,725	—	1,448,843
Diversified Consumer Services	295,687	186,767	—	482,454
Diversified Financial Services	22,660,869	9,537,798	—	32,198,667
Diversified Telecommunication Services	25,315,955	31,487,243	—	56,803,198

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Electric Utilities	$23,951,354	$26,502,382	$—	$50,453,736
Electrical Equipment	5,699,201	17,867,260	—	23,566,461
Electronic Equipment, Instruments & Components	5,450,980	18,488,326	—	23,939,306
Energy Equipment & Services	5,881,497	1,234,353	—	7,115,850
Entertainment	24,042,864	7,983,993	—	32,026,857
Equity Real Estate Investment Trusts	118,928,682	57,985,940	—	176,914,622
Food & Staples Retailing	19,620,656	19,164,652	—	38,785,308
Food Products	13,381,316	43,503,504	—	56,884,820
Gas Utilities	—	5,637,595	—	5,637,595
Health Care Equipment & Supplies	40,005,256	16,911,910	—	56,917,166
Health Care Providers & Services	37,842,827	6,702,415	—	44,545,242
Health Care Technology	920,846	587,749	—	1,508,595
Hotels, Restaurants & Leisure	22,235,122	18,933,321	—	41,168,443
Household Durables	3,591,843	15,738,947	—	19,330,790
Household Products	19,989,251	10,203,891	—	30,193,142
Independent Power and Renewable Electricity Producers	1,189,469	1,195,579	—	2,385,048
Industrial Conglomerates	17,025,629	19,214,316	—	36,239,945
Insurance	28,222,320	71,263,963	—	99,486,283
Interactive Media & Services	53,854,503	2,082,365	—	55,936,868
Internet & Direct Marketing Retail	41,426,880	1,617,797	—	43,044,677
IT Services	56,853,645	11,213,201	—	68,066,846
Leisure Products	706,789	3,016,648	—	3,723,437
Life Sciences Tools & Services	11,877,799	3,513,322	—	15,391,121
Machinery	18,260,739	31,517,222	—	49,777,961
Marine	—	2,526,011	—	2,526,011
Media	15,142,485	10,024,999	—	25,167,484
Metals & Mining	2,714,031	39,227,337	—	41,941,368
Multi-Utilities	12,490,829	13,757,441	—	26,248,270
Multiline Retail	6,110,457	6,612,660	—	12,723,117
Oil, Gas & Consumable Fuels	56,625,820	74,058,444	—	130,684,264
Paper & Forest Products	—	3,292,473	—	3,292,473
Personal Products	1,801,505	29,066,661	—	30,868,166
Pharmaceuticals	63,573,776	103,159,085	—	166,732,861
Professional Services	3,335,920	16,765,859	—	20,101,779
Real Estate Management & Development	1,255,792	57,845,357	—	59,101,149
Road & Rail	12,343,325	16,690,176	—	29,033,501
Semiconductors & Semiconductor Equipment	47,068,465	13,694,721	—	60,763,186
Software	74,449,650	15,667,189	—	90,116,839
Specialty Retail	27,780,462	10,530,340	—	38,310,802
Technology Hardware, Storage & Peripherals	45,727,102	7,011,508	—	52,738,610
Textiles, Apparel & Luxury Goods	8,772,942	28,629,254	—	37,402,196
Tobacco	10,988,691	13,907,846	—	24,896,537
Trading Companies & Distributors	2,655,049	17,241,165	—	19,896,214
Transportation Infrastructure	—	7,521,519	—	7,521,519
Water Utilities	896,445	1,221,886	—	2,118,331
Wireless Telecommunication Services	—	19,734,565	—	19,734,565
Total Common Stocks	1,279,166,410	1,339,215,749	0	2,618,382,159
Total U.S. Treasury & Government Agencies*	—	1,009,756,172	—	1,009,756,172
Total Foreign Government*	—	405,585,460	—	405,585,460
Mutual Funds
Investment Company Securities	35,692,127	407,460	—	36,099,587
Total Preferred Stocks*	—	7,142,471	—	7,142,471
Total Rights*	64,048	—	—	64,048
Total Short-Term Investments*	—	111,055,639	—	111,055,639
Total Securities Lending Reinvestments*	—	154,431,486	—	154,431,486
Total Investments	$1,314,922,585	$3,027,594,437	$0	$4,342,517,022

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Collateral for Securities Loaned (Liability)	$—	$(154,350,667)	$—	$(154,350,667)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$6,591,117	$—	$6,591,117
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(11,060,944)	—	(11,060,944)
Total Forward Contracts	$—	$(4,469,827)	$—	$(4,469,827)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$15,213,592	$—	$—	$15,213,592
Futures Contracts (Unrealized Depreciation)	(21,175,672)	—	—	(21,175,672)
Total Futures Contracts	$(5,962,080)	$—	$—	$(5,962,080)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$7,063,697	$—	$7,063,697
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$21,982,503	$—	$21,982,503
OTC Swap Contracts at Value (Liabilities)	—	(1,182,843)	—	(1,182,843)
Total OTC Swap Contracts	$—	$20,799,660	$—	$20,799,660

*	See Consolidated Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the period ended December 31, 2018 is not presented.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$4,339,993,524
Affiliated investments at value (c)	2,523,498
Cash	6,156,487
Cash denominated in foreign currencies (d)	10,785,015
OTC swap contracts at market value	21,982,503
Unrealized appreciation on forward foreign currency exchange contracts	6,591,117
Receivable for:
Investments sold	14,455,323
Fund shares sold	3,560
Dividends and interest	16,232,709
Interest on OTC swap contracts	1,697,301
Variation margin on centrally cleared swap contracts	3,957,408
Prepaid expenses	12,700

Total Assets	4,424,391,145
Liabilities
OTC swap contracts at market value	1,182,843
Cash collateral for OTC swaps	27,006,000
Unrealized depreciation on forward foreign currency exchange contracts	11,060,944
Collateral for securities loaned	154,350,667
Payables for:
Investments purchased	13,968,313
Fund shares redeemed	2,968,376
Variation margin on futures contracts	439,405
Accrued Expenses:
Management fees	2,157,255
Distribution and service fees	904,258
Deferred trustees’ fees	108,463
Other expenses	935,049

Total Liabilities	215,081,573

Net Assets	$4,209,309,572

Net Assets Consist of:
Paid in surplus	$3,488,417,982
Distributable earnings (Accumulated losses)	720,891,590

Net Assets	$4,209,309,572

Net Assets
Class B	$4,209,309,572
Capital Shares Outstanding*
Class B	367,815,233
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,822,572,513.
(b)	Includes securities loaned at value of $151,898,770.
(c)	Identified cost of affiliated investments was $2,186,053.
(d)	Identified cost of cash denominated in foreign currencies was $10,763,215.

Consolidated§ Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$86,309,836
Dividends from affiliated investments	105,014
Interest	26,839,097
Securities lending income	1,205,268

Total investment income	114,459,215
Expenses
Management fees	28,953,242
Administration fees	209,725
Custodian and accounting fees	693,739
Distribution and service fees—Class B	11,855,517
Interest expense	11,228
Audit and tax services	102,080
Legal	45,952
Trustees’ fees and expenses	33,732
Shareholder reporting	201,858
Insurance	31,623
Miscellaneous	152,599

Total expenses	42,291,295
Less management fee waiver	(799,164)

Net expenses	41,492,131

Net Investment Income	72,967,084

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	193,115,781
Purchased options	1,850,796
Affiliated investments	255,362
Futures contracts	(58,104,435)
Written options	204,400
Swap contracts	(24,724,741)
Foreign currency transactions	(4,804,376)
Forward foreign currency transactions	35,463,653

Net realized gain	143,256,440

Net change in unrealized appreciation (depreciation) on:
Investments	(560,528,848)
Purchased options	907,545
Affiliated investments	(1,033,021)
Futures contracts	(10,268,882)
Swap contracts	16,614,088
Foreign currency transactions	(291,071)
Forward foreign currency transactions	5,736,869

Net change in unrealized depreciation	(548,863,320)

Net realized and unrealized loss	(405,606,880)

Net Decrease in Net Assets From Operations	$(332,639,796)

(a)	Net of foreign withholding taxes of $4,551,917.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$72,967,084	$66,344,402
Net realized gain	143,256,440	34,097,734
Net change in unrealized appreciation (depreciation)	(548,863,320)	546,374,656

Increase (decrease) in net assets from operations	(332,639,796)	646,816,792

From Distributions to Shareholders (a)
Class B	(97,690,364)	(74,207,879)

Total distributions	(97,690,364)	(74,207,879)

Decrease in net assets from capital share transactions	(452,589,241)	(404,160,428)

Total increase (decrease) in net assets	(882,919,401)	168,448,485

Net Assets
Beginning of period	5,092,228,973	4,923,780,488

End of period	$4,209,309,572	$5,092,228,973 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	1,436,088	$17,991,096	1,400,671	$16,624,532
Reinvestments	8,007,407	97,690,364	6,230,720	74,207,879
Redemptions	(46,918,086)	(568,270,701)	(41,572,665)	(494,992,839)

Net decrease	(37,474,591)	$(452,589,241)	(33,941,274)	$(404,160,428)

Decrease derived from capital shares transactions		$(452,589,241)		$(404,160,428)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 11). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $68,114,369 as of December 31, 2017.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.56	$11.21	$11.11	$11.84	$11.48

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.16	0.13	0.10	0.13
Net realized and unrealized gain (loss)	(1.06)	1.37	0.27	(0.01)	0.69

Total income (loss) from investment operations	(0.87)	1.53	0.40	0.09	0.82

Less Distributions
Distributions from net investment income	(0.20)	(0.18)	(0.18)	(0.40)	(0.23)
Distributions from net realized capital gains	(0.05)	0.00	(0.12)	(0.42)	(0.23)

Total distributions	(0.25)	(0.18)	(0.30)	(0.82)	(0.46)

Net Asset Value, End of Period	$11.44	$12.56	$11.21	$11.11	$11.84

Total Return (%) (b)	(6.97)	13.62	3.60	0.58	7.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.89	0.89	0.89	0.90
Net ratio of expenses to average net assets (%) (c)	0.87	0.87	0.87	0.87	0.88
Ratio of net investment income to average net assets (%)	1.54	1.32	1.18	0.88	1.15
Portfolio turnover rate (%)	20	30	34	34	37
Net assets, end of period (in millions)	$4,209.3	$5,092.2	$4,923.8	$4,991.8	$5,195.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-34

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AB Global Dynamic Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AllianceBernstein Global Dynamic Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the AllianceBernstein Global Dynamic Allocation Portfolio, Ltd. which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date was May 2, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AllianceBernstein L.P. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2018, the Portfolio held $52,684,707 in the Subsidiary, representing 1.2% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-35

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-36

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s Custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporations adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-37

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $64,190,091. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $55,480,933. The combined value of all repurchase agreements is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-38

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(90,600,307)	$—	$—	$—	$(90,600,307)
Mutual Funds	(23,519,306)	—	—	—	(23,519,306)
U.S. Treasury & Government Agencies	(40,231,054)	—	—	—	(40,231,054)
Total	$(154,350,667)	$—	$—	$—	$(154,350,667)
Total Borrowings	$(154,350,667)	$—	$—	$—	$(154,350,667)
Gross amount of recognized liabilities for securities lending transactions					$(154,350,667)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

BHFTI-39

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

BHFTI-40

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

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AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$7,063,697	OTC swap contracts at market value (c)	$585,639
	Unrealized appreciation on futures contracts (b) (d)	7,352,257	Unrealized depreciation on futures contracts (b) (d)	1,322,291
Equity	OTC swap contracts at market value (c)	21,982,503	OTC swap contracts at market value (c)	597,204
	Unrealized appreciation on futures contracts (b) (d)	7,861,335	Unrealized depreciation on futures contracts (b) (d)	19,853,381
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	6,591,117	Unrealized depreciation on forward foreign currency exchange contracts	11,060,944

Total		$50,850,909		$33,419,459

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest receivable of $1,697,301.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$158,012	$(158,012)	$—	$—
Barclays Bank plc	2,040,549	(880,122)	—	1,160,427
BNP Paribas S.A.	2,168,025	(254,399)	—	1,913,626
Citibank N.A.	22,329,670	(102,699)	(22,226,971)	—
Credit Suisse International	36,961	(36,961)	—	—
Goldman Sachs Bank USA	305,815	(305,815)	—	—
HSBC Bank plc	2,189	(2,189)	—	—
JPMorgan Chase Bank N.A.	1,073,671	(470,613)	—	603,058
Morgan Stanley & Co. International plc	264,038	(62,260)	—	201,778
State Street Bank and Trust	51,217	(51,217)	—	—
UBS AG	143,473	(143,473)	—	—

	$28,573,620	$(2,467,760)	$(22,226,971)	$3,878,889

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$995,355	$(158,012)	$—	$837,343
Barclays Bank plc	880,122	(880,122)	—	—
BNP Paribas S.A.	254,399	(254,399)	—	—
Citibank N.A.	102,699	(102,699)	—	—
Credit Suisse International	512,064	(36,961)	—	475,103
Deutsche Bank AG	585,639	—	(522,155)	63,484
Goldman Sachs Bank USA	3,925,209	(305,815)	—	3,619,394
Goldman Sachs International	597,204	—	(359,173)	238,031
HSBC Bank plc	9,184	(2,189)	—	6,995
JPMorgan Chase Bank N.A.	470,613	(470,613)	—	—
Morgan Stanley & Co. International plc	62,260	(62,260)	—	—
Natwest Markets plc	22,124	—	—	22,124

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AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
State Street Bank and Trust	$104,522	$(51,217)	$—	$53,305
UBS AG	3,722,393	(143,473)	—	3,578,920

	$12,243,787	$(2,467,760)	$(881,328)	$8,894,699

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Purchased options	$120,259	$1,730,537	$—	$—	$1,850,796
Forward foreign currency transactions	—	—	—	35,463,653	35,463,653
Futures contracts	(21,430,909)	(37,546,013)	872,487	—	(58,104,435)
Swap contracts	(26,554,776)	6,774,648	(4,944,613)	—	(24,724,741)
Written options	—	204,400	—	—	204,400

	$(47,865,426)	$(28,836,428)	$(4,072,126)	$35,463,653	$(45,310,327)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Purchased options	$907,545	$—	$—	$—	$907,545
Forward foreign currency transactions	—	—	—	5,736,869	5,736,869
Futures contracts	7,228,776	(17,497,658)	—	—	(10,268,882)
Swap contracts	(4,679,798)	21,293,886	—	—	16,614,088

	$3,456,523	$3,796,228	$—	$5,736,869	$12,989,620

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$121,000
Forward foreign currency transactions	1,466,965,338
Futures contracts long	364,747,848
Futures contracts short	(112,972,970)
Swap contracts	1,679,791,423
Written options	(80,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$216,028,417	$715,052,231	$189,338,235	$1,215,969,862

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$28,953,242	0.700%	First $250 million
	0.650%	$250 million to $500 million
	0.625%	$500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadvisor is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.020%	$2 billion to $3.5 billion
0.030%	$3.5 billion to $5 billion
0.040%	Over $5 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

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AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain	Change in Unrealized Depreciation	Ending Value as of December 31, 2018	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2018
Brighthouse Financial, Inc.	$368,201	$32,542	$(28,406)	$8,800	$(180,609)	$200,528	$—	$—	6,579
MetLife, Inc.	3,573,328	—	(644,508)	246,562	(852,412)	2,322,970	—	105,014	56,575

	$3,941,529	$32,542	$(672,914)	$255,362	$(1,033,021)	$2,523,498	$—	$105,014

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$3,862,851,106
Gross unrealized appreciation	833,164,719
Gross unrealized depreciation	(348,370,068)

Net unrealized appreciation (depreciation)	$484,794,651

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$78,654,523	$74,207,879	$19,035,841	$—	$97,690,364	$74,207,879

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$148,816,465	$87,346,736	$484,836,853	$—	$721,000,054

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

11. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as

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Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Consolidated Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Consolidated Statements of Changes in Net Assets.

BHFTI-47

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AB Global Dynamic Allocation Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the AB Global Dynamic Allocation Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the AB Global Dynamic Allocation Portfolio and subsidiary of the Brighthouse Funds Trust I as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

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Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-49

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-50

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-51

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-52

Brighthouse Funds Trust I

AB Global Dynamic Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

AB Global Dynamic Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AllianceBernstein L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one- and three-year periods ended June 30, 2018, but outperformed the median of its Performance Universe and the average of its Morningstar Category for the five-year period ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended September 30, 2018. The Board also considered that the Portfolio underperformed its blended index for the same periods. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median, and were the lowest in the Sub-advised Expense Universe. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-53

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12-month period ended December 31, 2018, the Class B and C shares of the American Funds Balanced Allocation Portfolio returned -3.95% and -4.31%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.21%.

MARKET ENVIRONMENT / CONDITIONS

After a great 2017 with record-low volatility and the strongest January stock market since 1997, investors got shaken back to reality in February when equity markets took a dive following higher-than-expected wage growth. The concern was that this would lead to higher inflation followed by additional Federal Reserve (the “Fed”) interest rate hikes, leading to an unceremonious end to the second-longest economic expansion on record. However, inflation fears soon after fizzled (at least until the end of 2018) and the Fed stayed the course, despite the Tax Cuts and Jobs Act of 2017 providing a noteworthy lift to gross domestic product (“GDP”) growth. GDP growth, incidentally, is on track to reach the highest annual level since before the 2008-09 recession. However, an escalating trade war between the U.S. and many of its major trading partners sent another wave of anxiety toward the market, which responded by pulling back sharply once again.

The beginning of the year turned out to be a microcosm of the remainder of 2018. This point in the economic cycle finds many market participants scrambling for indications that the expansion will end. As such, equity markets have become irrationally sensitive to individual data points, both positive and negative, with little regard to their historic predictive power on market results. The consequence was elevated market volatility in the second quarter, driven by positive economic growth and an accommodative Fed on one side, and on the other side by negative trade war and housing market news. In the third quarter, however, equity markets rebounded as corporate profits hit a new all-time high, GDP growth for second quarter came in at 4.2%, and unemployment dropped to 3.7%—the lowest number since 1969. The result in the third quarter was the best quarterly return for the S&P 500 Index since 2013.

As we got to the fourth quarter though, sentiment turned significantly worse, and the S&P 500 Index did an about-face, delivering its worst quarterly return since 2011. Gone was the sense of confidence that the strong economy could propel equity markets ever higher. Front and center were concerns about the continued trade war escalation, mid-term election uncertainty, a housing market dampened by rising interest rates and lofty prices, and a Fed that was now deemed too hawkish by projecting two additional rate hikes in 2019, despite having raised rates 4 times in 2018 (from a target range of 1.25%-1.50% to a target range of 2.25%-2.5%) and despite the market volatility.

News from overseas did little to attenuate concerns on the home front. Troubling to many is the ongoing Brexit (United Kingdom’s decision to withdraw from the European Union) situation, as leaders in the U.K. struggle to agree on a deal ensuring an orderly exit from the E.U.—an exit which is scheduled to occur on March 29, 2019. Highlighting the extent of disagreement are the two votes of confidence in Prime Minister Theresa May’s leadership, held in December 2018 and January 2019, both of which she won (in the U.K., a vote of confidence is a procedure used to remove a prime minister from office). Concerns about slowing growth in China have been receiving headlines as well. Leadership in China is in the middle of a long-term plan which is designed to transition the country from a manufacturing-driven economy to a service-driven economy. More worrisome to market participants is the fact that China is also in the process of dealing with an increasingly large debt burden as that plan unfolds. The outcome of both is unclear, which has led to some increased market volatility. However, it was confidence-inspiring that China had enough wherewithal to take the foot off the brake when it saw its economic growth rates declining faster than intended.

All in all, 2018 was a difficult year for investors. The economy is growing at a healthy pace, but the main question is for how long? The uncertainty caused all the major asset classes to be down for the year except for core bonds, which managed to creep in to positive territory, barely eking out a positive return with 0.01% for the year (as measured by the Bloomberg Barclays U.S. Aggregate Bond Index). International equities were generally the worst-performing asset classes with Emerging Markets equity and Foreign Developed equity down 14.6% and 13.8% respectively, as measured by the MSCI Emerging Markets Index and the MSCI EAFE Index. U.S. Large Cap equity did significantly better but was still down 4.4% for the year as measured by the S&P 500 Index, whereas Mid Cap equity lost 9.1% and Small Cap equity lost 11.0% for the year, as measured by the Russell Mid Cap and the Russell 2000 indices, in that order.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Balanced Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 35% to fixed income and 65% to equities.

For the one-year period ended December 31, 2018, the Portfolio outperformed the Dow Jones Moderate Index. The Portfolio primarily outpaced the benchmark due to strong performance from the underlying domestic and international equity funds as well as an overweight to Large Cap equity, which offset the negative impact of an overweight to equities in general.

Contribution from the domestic equity portfolios to relative performance was positive, as strong relative performance in four out of six underlying portfolios supported returns. One of the strongest performers was the American Funds Growth Fund, which significantly outpaced its benchmark as a result of large overweight positions to Consumer Discretionary, Information Technology and cash, and strong security selection within Consumer Discretionary, Healthcare and Industrials. Another strong performer was the American Funds

BHFTI-1

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

AMCAP Fund, which benefitted from strong security selection within Consumer Discretionary, Healthcare, and Industrials. Detracting from relative performance was the American Funds Blue Chip Income & Growth Fund, which suffered from suboptimal security selection within Consumer Staples, Healthcare, and Financial Services, as well as from an underweight to Information Technology. In Consumer Staples, a substantial position in the tobacco industry further detracted from results.

Non-domestic equity portfolios generally delivered positive contributions to performance. Most notably, the American Funds Global Small Capitalization Fund significantly outperformed its benchmark due to an overweight position in Healthcare, as well as strong security selection in Healthcare and Financials. Within Healthcare, a substantial investment in the health care equipment and supplies industry further boosted results, aided by a larger concentration than the index in Insulet Corporation. The American Funds International Growth and Income Fund also outperformed its benchmark, driven by beneficial security selection within Industrials, Materials, and Healthcare. In addition, a large overweight to cash helped relative returns. At the other end of the spectrum was the American Funds New World Fund, which significantly underperformed its benchmark. Security selection within Information Technology and Consumer Discretionary weighed heavily on results.

Contribution from fixed income was slightly positive over the twelve-month period. The American Funds Global Bond Fund slightly outperformed its benchmark largely due to positions within non-U.S. developed market bonds and investment-grade corporate bonds, but security selection within U.S. Agency bonds helped relative returns as well. On the other hand, the American Funds Bond Fund detracted from results due to security selection within U.S Treasuries and an overweight to High Yield Bonds.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
American Funds Balanced Allocation Portfolio
Class B	-3.95	5.22	9.62
Class C	-4.31	4.89	9.26
Dow Jones Moderate Index	-5.21	4.11	8.22

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
American Funds Bond Fund (Class 1)	13.7
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	11.7
American Funds Growth-Income Fund (Class 1)	8.9
American Funds Growth Fund (Class 1)	8.7
American Funds American Mutual Fund (Class R-6)	8.0
American Funds International Growth and Income Fund (Class 1)	7.9
American Funds Fundamental Investors Fund (Class R-6)	7.9
American Funds Blue Chip Income and Growth Fund (Class 1)	7.8
American Funds AMCAP Fund (Class R-6)	7.7
American Funds International Fund (Class 1)	5.8

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	48.9
Investment Grade Fixed Income	25.4
International Developed Market Equities	13.7
High Yield Fixed Income	4.1
Global Fixed Income	3.2
Global Equities	2.8
Emerging Market Equities	2.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Balanced Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class B (a)	Actual	0.73%	$1,000.00	$942.70	$3.57
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class C (a)	Actual	1.03%	$1,000.00	$940.40	$5.04
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Schedule of Investments as of December 31, 2018

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	11,772,248	$332,212,851
American Funds American Mutual Fund (Class R-6)	9,092,879	341,073,896
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	26,878,452	332,755,240
American Funds Bond Fund (Class 1) (a)	56,270,335	589,150,405
American Funds Fundamental Investors Fund (Class R-6)	6,440,878	336,857,912
American Funds Global Bond Fund (Class 1) (a)	11,942,261	136,380,618
American Funds Global Small Capitalization Fund (Class 1) (a)	5,587,669	121,531,807
American Funds Growth Fund (Class 1)	5,347,946	374,142,306
American Funds Growth-Income Fund (Class 1)	8,360,801	379,496,767
American Funds High-Income Bond Fund (Class 1) (a)	18,689,274	174,557,821
American Funds International Fund (Class 1) (a)	14,092,772	248,878,355
American Funds International Growth and Income Fund (Class 1) (a)	22,090,567	339,090,207

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	4,007,037	84,067,632
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	41,902,838	500,319,884

Total Mutual Funds (Cost $4,227,288,088)		4,290,515,701

Total Investments—100.1% (Cost $4,227,288,088)		4,290,515,701
Other assets and liabilities (net)—(0.1)%		(2,468,018)

Net Assets—100.0%		$4,288,047,683

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$4,290,515,701	$—	$—	$4,290,515,701
Total Investments	$4,290,515,701	$—	$—	$4,290,515,701

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a)	$1,847,851,364
Affiliated investments at value (b)	2,442,664,337
Receivable for:
Affiliated investments sold	1,887,094
Fund shares sold	152,449
Prepaid expenses	12,757

Total Assets	4,292,568,001
Liabilities
Payables for:
Fund shares redeemed	2,039,543
Accrued Expenses:
Management fees	216,266
Distribution and service fees	2,026,308
Deferred trustees’ fees	123,956
Other expenses	114,245

Total Liabilities	4,520,318

Net Assets	$4,288,047,683

Net Assets Consist of:
Paid in surplus	$3,825,585,724
Distributable earnings (Accumulated losses)	462,461,959

Net Assets	$4,288,047,683

Net Assets
Class B	$8,866,783
Class C	4,279,180,900
Capital Shares Outstanding*
Class B	929,882
Class C	452,352,497
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.54
Class C	9.46

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,701,805,528.
(b)	Identified cost of affiliated investments was $2,525,482,560.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends from Underlying Portfolios	$29,460,950
Dividends from affiliated investments	64,547,047

Total investment income	94,007,997
Expenses
Management fees	2,758,282
Administration fees	26,333
Custodian and accounting fees	28,238
Distribution and service fees—Class B	24,965
Distribution and service fees—Class C	26,161,174
Audit and tax services	32,224
Legal	45,091
Trustees’ fees and expenses	33,731
Shareholder reporting	79,918
Insurance	30,913
Miscellaneous	31,941

Total expenses	29,252,810

Net Investment Income	64,755,187

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	112,416,904
Affiliated investments	28,941,491
Capital gain distributions from Underlying Portfolios	147,245,383
Capital gain distributions from affiliated investments	50,222,960

Net realized gain	338,826,738

Net change in unrealized depreciation on:
Investments	(234,685,667)
Affiliated investments	(353,990,241)

Net change in unrealized depreciation	(588,675,908)

Net realized and unrealized loss	(249,849,170)

Net Decrease in Net Assets From Operations	$(185,093,983)

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$64,755,187	$58,914,624
Net realized gain	338,826,738	263,325,924
Net change in unrealized appreciation (depreciation)	(588,675,908)	428,579,023

Increase (decrease) in net assets from operations	(185,093,983)	750,819,571

From Distributions to Shareholders (a)
Class B	(717,480)	(605,147)
Class C	(321,515,220)	(312,604,093)

Total distributions	(322,232,700)	(313,209,240)

Decrease in net assets from capital share transactions	(175,198,282)	(80,781,381)

Total increase (decrease) in net assets	(682,524,965)	356,828,950

Net Assets
Beginning of period	4,970,572,648	4,613,743,698

End of period	$4,288,047,683	$4,970,572,648 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	121,702	$1,292,970	83,769	$857,594
Reinvestments	70,066	717,480	61,250	605,147
Redemptions	(172,040)	(1,764,247)	(89,827)	(928,810)

Net increase	19,728	$246,203	55,192	$533,931

Class C
Sales	12,637,835	$129,289,335	11,932,268	$121,147,287
Reinvestments	31,614,083	321,515,220	31,833,411	312,604,093
Redemptions	(60,412,077)	(626,249,040)	(50,607,777)	(515,066,692)

Net decrease	(16,160,159)	$(175,444,485)	(6,842,098)	$(81,315,312)

Decrease derived from capital shares transactions		$(175,198,282)		$(80,781,381)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class B	$(159,160)	$(445,987)
Class C	(71,715,057)	(240,889,036)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $68,836,378 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.67	$9.76	$10.07	$10.84	$11.50

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.16	0.15	0.16	0.20
Net realized and unrealized gain (loss)	(0.54)	1.46	0.60	(0.17)	0.46

Total income (loss) from investment operations	(0.37)	1.62	0.75	(0.01)	0.66

Less Distributions
Distributions from net investment income	(0.19)	(0.19)	(0.20)	(0.19)	(0.19)
Distributions from net realized capital gains	(0.57)	(0.52)	(0.86)	(0.57)	(1.13)

Total distributions	(0.76)	(0.71)	(1.06)	(0.76)	(1.32)

Net Asset Value, End of Period	$9.54	$10.67	$9.76	$10.07	$10.84

Total Return (%) (b)	(3.95)	17.19	8.04	(0.33)	6.38

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	1.64	1.55	1.55	1.49	1.81
Portfolio turnover rate (%)	7	6	8	9	7
Net assets, end of period (in millions)	$8.9	$9.7	$8.3	$7.1	$5.8

	Class C
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.59	$9.69	$9.99	$10.76	$11.42

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.12	0.12	0.11	0.15
Net realized and unrealized gain (loss)	(0.54)	1.46	0.61	(0.16)	0.47

Total income (loss) from investment operations	(0.40)	1.58	0.73	(0.05)	0.62

Less Distributions
Distributions from net investment income	(0.16)	(0.16)	(0.17)	(0.15)	(0.15)
Distributions from net realized capital gains	(0.57)	(0.52)	(0.86)	(0.57)	(1.13)

Total distributions	(0.73)	(0.68)	(1.03)	(0.72)	(1.28)

Net Asset Value, End of Period	$9.46	$10.59	$9.69	$9.99	$10.76

Total Return (%) (b)	(4.31)	16.86	7.81	(0.71)	6.05

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.61	0.61	0.61	0.61	0.61
Ratio of net investment income to average net assets (%) (d)	1.36	1.22	1.28	1.05	1.36
Portfolio turnover rate (%)	7	6	8	9	7
Net assets, end of period (in millions)	$4,279.2	$4,960.9	$4,605.4	$4,522.1	$4,909.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Balanced Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

BHFTI-9

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$355,637,401	$0	$591,150,925
5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$2,758,282	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

BHFTI-10

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class C shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.55% of average daily net assets in the case of Class C shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2018
American Funds Blue Chip Income and Growth Fund (Class 1)	$411,322,715	$38,383,508	$(50,222,920)	$14,774,673	$(81,502,736)	$332,755,240
American Funds Bond Fund (Class 1)	609,172,129	42,794,478	(42,746,432)	31,037	(20,100,807)	589,150,405
American Funds Global Bond Fund (Class 1)	142,790,627	5,852,746	(6,817,531)	337,631	(5,782,855)	136,380,618
American Funds Global Small Capitalization Fund (Class 1)	152,423,568	7,249,672	(18,407,310)	5,597,121	(25,331,244)	121,531,807
American Funds Growth Fund (Class 1)*	455,645,143	45,962,587	(89,799,143)	26,878,954	(64,545,235)	374,142,306
American Funds High-Income Bond Fund (Class 1)**	198,362,516	11,686,997	(20,244,837)	(737,182)	(14,509,673)	174,557,821
American Funds International Fund (Class 1)	304,369,777	21,235,498	(21,745,637)	6,352,816	(61,334,099)	248,878,355
American Funds International Growth and Income Fund (Class 1)**	407,209,321	11,636,442	(29,244,588)	4,299,552	(54,810,520)	339,090,207
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)**	513,050,363	34,760,916	(41,382,611)	(1,714,157)	(4,394,627)	500,319,884

	$3,194,346,159	$219,562,844	$(320,611,009)	$55,820,445	$(332,311,796)	$2,816,806,643

*	No longer an Affiliated Issuer.
**	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of December 31, 2018. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2018
American Funds Blue Chip Income and Growth Fund (Class 1)	$29,509,586	$8,053,164	26,878,452
American Funds Bond Fund (Class 1)	849,795	15,945,694	56,270,335
American Funds Global Bond Fund (Class 1)	479,967	3,309,880	11,942,261
American Funds Global Small Capitalization Fund (Class 1)	6,094,078	467,657	5,587,669
American Funds Growth Fund (Class 1)	42,131,316	2,862,112	5,347,946
American Funds High-Income Bond Fund (Class 1)	—	11,623,866	18,689,274
American Funds International Fund (Class 1)	13,289,534	5,461,417	14,092,772
American Funds International Growth and Income Fund (Class 1)	—	9,339,095	22,090,567
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	—	10,346,274	41,902,838

	$92,354,276	$67,409,159

BHFTI-11

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$4,230,503,068
Gross unrealized appreciation	163,181,195
Gross unrealized depreciation	(103,168,562)

Net unrealized appreciation (depreciation)	$60,012,633

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$69,458,018	$71,874,216	$252,774,682	$241,335,024	$322,232,700	$313,209,240

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$80,938,471	$321,634,811	$60,012,633	$—	$462,585,915

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-12

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Balanced Allocation Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Balanced Allocation Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Balanced Allocation Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-15

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, each of which was prepared by the Adviser specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices and oversight of transition management (as applicable), compliance program and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-16

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTI-17

Brighthouse Funds Trust I

American Funds Balanced Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

American Funds Balanced Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar category for the one-, three- and five-year periods ended June 30, 2018. The Board noted that the Portfolio outperformed the MIST Balanced AA Narrow Index for the one-, three-, and five-year periods ended September 30, 2018. The Board further considered that the Portfolio outperformed the Dow Jones Moderate Index for the same periods.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median and were the lowest in the Expense Group. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12-month period ended December 31, 2018, the Class B and C shares of the American Funds Growth Allocation Portfolio returned -5.52% and -5.77%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Index1, returned -7.33%.

MARKET ENVIRONMENT / CONDITIONS

After a great 2017 with record-low volatility and the strongest January stock market since 1997, investors got shaken back to reality in February when equity markets took a dive following higher-than-expected wage growth. The concern was that this would lead to higher inflation followed by additional Federal Reserve (the “Fed”) interest rate hikes, leading to an unceremonious end to the second-longest economic expansion on record. However, inflation fears soon after fizzled (at least until the end of 2018) and the Fed stayed the course, despite the Tax Cuts and Jobs Act of 2017 providing a noteworthy lift to gross domestic product (“GDP”) growth. GDP growth, incidentally, is on track to reach the highest annual level since before the 2008-09 recession. However, an escalating trade war between the U.S. and many of its major trading partners sent another wave of anxiety toward the market, which responded by pulling back sharply once again.

The beginning of the year turned out to be a microcosm of the remainder of 2018. This point in the economic cycle finds many market participants scrambling for indications that the expansion will end. As such, equity markets have become irrationally sensitive to individual data points, both positive and negative, with little regard to their historic predictive power on market results. The consequence was elevated market volatility in the second quarter, driven by positive economic growth and an accommodative Fed on one side, and on the other side by negative trade war and housing market news. In the third quarter, however, equity markets rebounded as corporate profits hit a new all-time high, GDP growth for second quarter came in at 4.2%, and unemployment dropped to 3.7%—the lowest number since 1969. The result in the third quarter was the best quarterly return for the S&P 500 Index since 2013.

As we got to the fourth quarter though, sentiment turned significantly worse, and the S&P 500 Index did an about-face, delivering its worst quarterly return since 2011. Gone was the sense of confidence that the strong economy could propel equity markets ever higher. Front and center were concerns about the continued trade war escalation, mid-term election uncertainty, a housing market dampened by rising interest rates and lofty prices, and a Fed that was now deemed too hawkish by projecting two additional rate hikes in 2019, despite having raised rates 4 times in 2018 (from a target range of 1.25%-1.50% to a target range of 2.25%-2.5%) and despite the market volatility.

News from overseas did little to attenuate concerns on the home front. Troubling to many is the ongoing Brexit (United Kingdom’s decision to withdraw from the European Union) situation, as leaders in the U.K. struggle to agree on a deal ensuring an orderly exit from the E.U.—an exit which is scheduled to occur on March 29, 2019. Highlighting the extent of disagreement are the two votes of confidence in Prime Minister Theresa May’s leadership, held in December 2018 and January 2019, both of which she won (in the U.K., a vote of confidence is a procedure used to remove a prime minister from office). Concerns about slowing growth in China have been receiving headlines as well. Leadership in China is in the middle of a long-term plan which is designed to transition the country from a manufacturing-driven economy to a service-driven economy. More worrisome to market participants is the fact that China is also in the process of dealing with an increasingly large debt burden as that plan unfolds. The outcome of both is unclear, which has led to some increased market volatility. However, it was confidence-inspiring that China had enough wherewithal to take the foot off the brake when it saw its economic growth rates declining faster than intended.

All in all, 2018 was a difficult year for investors. The economy is growing at a healthy pace, but the main question is for how long? The uncertainty caused all the major asset classes to be down for the year except for core bonds, which managed to creep in to positive territory, barely eking out a positive return with 0.01% for the year (as measured by the Bloomberg Barclays U.S. Aggregate Bond Index). International equities were generally the worst-performing asset classes with Emerging Markets equity and Foreign Developed equity down 14.6% and 13.8% respectively, as measured by the MSCI Emerging Markets Index and the MSCI EAFE Index. U.S. Large Cap equity did significantly better but was still down 4.4% for the year as measured by the S&P 500 Index, whereas Mid Cap equity lost 9.1% and Small Cap equity lost 11.0% for the year, as measured by the Russell Mid Cap and the Russell 2000 indices, in that order.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Growth Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 15% to fixed income and 85% to equities.

For the one-year period ended December 31, 2018, the Portfolio outperformed the Dow Jones Moderately Aggressive Index. The Portfolio primarily outpaced the benchmark due to strong performance from the underlying domestic and international equity funds, as well as an overweight to Large Cap equity, which offset the negative impact of an overweight to equities in general.

Contribution from the domestic equity portfolios to relative performance was positive, as strong relative performance in four out of six underlying portfolios supported returns. One of the strongest performers was the American Funds Growth Fund, which significantly outpaced its benchmark as a result of large overweight positions to Consumer Discretionary, Information Technology and cash, and strong security selection within Consumer Discretionary, Healthcare and Industrials. Another strong performer was the American Funds

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

AMCAP Fund, which benefitted from strong security selection within Consumer Discretionary, Healthcare, and Industrials. Detracting from relative performance was the American Funds Blue Chip Income & Growth Fund, which suffered from suboptimal security selection within Consumer Staples, Healthcare, and Financial Services, as well as from an underweight to Information Technology. In Consumer Staples, a substantial position in the tobacco industry further detracted from results.

Non-domestic equity portfolios generally delivered positive contributions to performance. Most notably, the American Funds Global Small Capitalization Fund significantly outperformed its benchmark due to an overweight position in Healthcare, as well as strong security selection in Healthcare and Financials. Within Healthcare, a substantial investment in the health care equipment and supplies industry further boosted results, aided by a larger concentration than the index in Insulet Corporation. The American Funds International Growth and Income Fund also outperformed its benchmark, driven by beneficial security selection within Industrials, Materials, and Healthcare. In addition, a large overweight to cash helped relative returns. At the other end of the spectrum was the American Funds New World Fund, which significantly underperformed its benchmark. Security selection within Information Technology and Consumer Discretionary weighed heavily on results.

Contribution from fixed income was negative over the twelve-month period. The American Funds Global Bond Fund slightly outperformed its benchmark largely due to positions within non-U.S. developed market bonds and investment-grade corporate bonds, but security selection within U.S. Agency bonds helped relative returns as well. On the other hand, the American Funds Bond Fund detracted from results due to security selection within U.S Treasuries and an overweight to High Yield Bonds.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
American Funds Growth Allocation Portfolio
Class B	-5.52	5.94	11.04
Class C	-5.77	5.64	10.73
Dow Jones Moderately Aggressive Index	-7.33	4.62	9.91

1 The Dow Jones Moderately Aggressive Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 80% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
American Funds AMCAP Fund (Class R-6)	12.0
American Funds Fundamental Investors Fund (Class R-6)	11.0
American Funds Growth Fund (Class 1)	11.0
American Funds American Mutual Fund (Class R-6)	10.1
American Funds Growth-Income Fund (Class 1)	10.1
American Funds International Growth and Income Fund (Class 1)	10.1
American Funds Blue Chip Income and Growth Fund (Class 1)	10.0
American Funds International Fund (Class 1)	7.9
American Funds Global Small Capitalization Fund (Class 1)	4.9
American Funds Bond Fund (Class 1)	4.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	64.2
International Developed Market Equities	18.0
Investment Grade Fixed Income	5.0
Global Equities	4.9
Emerging Market Equities	3.0
High Yield Fixed Income	3.0
Global Fixed Income	2.0

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class B (a)	Actual	0.74%	$1,000.00	$919.20	$3.58
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

Class C (a)	Actual	1.04%	$1,000.00	$918.50	$5.03
	Hypothetical*	1.04%	$1,000.00	$1,019.96	$5.30

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Schedule of Investments as of December 31, 2018

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	11,787,943	$332,655,750
American Funds American Mutual Fund (Class R-6)	7,451,742	279,514,832
American Funds Blue Chip Income and Growth Fund (Class 1) (a)	22,373,689	276,986,273
American Funds Bond Fund (Class 1)	10,712,607	112,160,999
American Funds Fundamental Investors Fund (Class R-6)	5,852,914	306,107,392
American Funds Global Bond Fund (Class 1) (a)	4,912,367	56,099,234
American Funds Global Small Capitalization Fund (Class 1) (a)	6,194,783	134,736,525
American Funds Growth Fund (Class 1)	4,366,307	305,466,811
American Funds Growth-Income Fund (Class 1)	6,154,449	279,350,449
American Funds High-Income Bond Fund (Class 1) (a)	8,969,167	83,772,022
American Funds International Fund (Class 1)	12,473,330	220,279,012
American Funds International Growth and Income Fund (Class 1) (a)	18,188,482	279,193,195

Investment Company Securities—(Continued)
American Funds New World Fund (Class 1)	3,986,580	83,638,447
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	2,349,165	28,049,034

Total Mutual Funds (Cost $2,661,727,187)		2,778,009,975

Total Investments—100.1% (Cost $2,661,727,187)		2,778,009,975
Other assets and liabilities (net)—(0.1)%		(1,681,936)

Net Assets—100.0%		$2,776,328,039

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,778,009,975	$—	$—	$2,778,009,975
Total Investments	$2,778,009,975	$—	$—	$2,778,009,975

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a)	$1,947,222,726
Affiliated investments at value (b)	830,787,249
Receivable for:
Investments sold	389,512
Affiliated investments sold	269,055
Fund shares sold	121,983
Prepaid expenses	8,513

Total Assets	2,778,799,038
Liabilities
Payables for:
Investments purchased	429
Affiliated investments purchased	4,444
Fund shares redeemed	775,677
Accrued Expenses:
Management fees	152,276
Distribution and service fees	1,318,775
Deferred trustees’ fees	123,956
Other expenses	95,442

Total Liabilities	2,470,999

Net Assets	$2,776,328,039

Net Assets Consist of:
Paid in surplus	$2,370,690,148
Distributable earnings (Accumulated losses)	405,637,891

Net Assets	$2,776,328,039

Net Assets
Class B	$22,907,608
Class C	2,753,420,431
Capital Shares Outstanding*
Class B	2,516,114
Class C	305,569,111
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.10
Class C	9.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,820,716,446.
(b)	Identified cost of affiliated investments was $841,010,741.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends from Underlying Portfolios	$33,655,810
Dividends from affiliated investments	22,106,014

Total investment income	55,761,824
Expenses
Management fees	1,954,560
Administration fees	26,333
Custodian and accounting fees	28,238
Distribution and service fees—Class B	61,955
Distribution and service fees—Class C	17,238,855
Audit and tax services	32,224
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	52,636
Insurance	20,159
Miscellaneous	23,023

Total expenses	19,516,806

Net Investment Income	36,245,018

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	84,632,918
Affiliated investments	15,031,061
Capital gain distributions from Underlying Portfolios	138,796,103
Capital gain distributions from affiliated investments	31,498,834

Net realized gain	269,958,916

Net change in unrealized depreciation on:
Investments	(272,025,987)
Affiliated investments	(197,407,215)

Net change in unrealized depreciation	(469,433,202)

Net realized and unrealized loss	(199,474,286)

Net Decrease in Net Assets From Operations	$(163,229,268)

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,245,018	$34,011,495
Net realized gain	269,958,916	192,622,100
Net change in unrealized appreciation (depreciation)	(469,433,202)	365,426,717

Increase (decrease) in net assets from operations	(163,229,268)	592,060,312

From Distributions to Shareholders (a)
Class B	(1,787,308)	(1,710,702)
Class C	(218,788,538)	(232,535,294)

Total distributions	(220,575,846)	(234,245,996)

Increase (decrease) in net assets from capital share transactions	(79,900,929)	17,692,728

Total increase (decrease) in net assets	(463,706,043)	375,507,044

Net Assets
Beginning of period	3,240,034,082	2,864,527,038

End of period	$2,776,328,039	$3,240,034,082 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	222,938	$2,269,708	197,280	$1,934,206
Reinvestments	177,489	1,787,308	182,183	1,710,702
Redemptions	(242,500)	(2,482,472)	(198,153)	(1,943,336)

Net increase	157,927	$1,574,544	181,310	$1,701,572

Class C
Sales	11,771,139	$119,641,349	14,480,283	$140,692,832
Reinvestments	21,922,699	218,788,538	24,976,938	232,535,294
Redemptions	(41,567,818)	(419,905,360)	(36,712,559)	(357,236,970)

Net increase (decrease)	(7,873,980)	$(81,475,473)	2,744,662	$15,991,156

Increase (decrease) derived from capital shares transactions		$(79,900,929)		$17,692,728

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class B	$(328,317)	$(1,382,385)
Class C	(37,995,963)	(194,539,331)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $37,629,288 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.36	$9.23	$9.57	$10.43	$11.76

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.14	0.13	0.13	0.18
Net realized and unrealized gain (loss)	(0.65)	1.78	0.68	(0.14)	0.47

Total income (loss) from investment operations	(0.50)	1.92	0.81	(0.01)	0.65

Less Distributions
Distributions from net investment income	(0.16)	(0.15)	(0.16)	(0.17)	(0.16)
Distributions from net realized capital gains	(0.60)	(0.64)	(0.99)	(0.68)	(1.82)

Total distributions	(0.76)	(0.79)	(1.15)	(0.85)	(1.98)

Net Asset Value, End of Period	$9.10	$10.36	$9.23	$9.57	$10.43

Total Return (%) (b)	(5.52)	21.71	9.28	(0.51)	6.72

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.50	1.44	1.43	1.28	1.67
Portfolio turnover rate (%)	8	7	9	8	9
Net assets, end of period (in millions)	$22.9	$24.4	$20.1	$19.3	$17.5

	Class C
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.26	$9.15	$9.49	$10.34	$11.67

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.11	0.11	0.09	0.14
Net realized and unrealized gain (loss)	(0.64)	1.77	0.67	(0.12)	0.47

Total income (loss) from investment operations	(0.52)	1.88	0.78	(0.03)	0.61

Less Distributions
Distributions from net investment income	(0.13)	(0.13)	(0.13)	(0.14)	(0.12)
Distributions from net realized capital gains	(0.60)	(0.64)	(0.99)	(0.68)	(1.82)

Total distributions	(0.73)	(0.77)	(1.12)	(0.82)	(1.94)

Net Asset Value, End of Period	$9.01	$10.26	$9.15	$9.49	$10.34

Total Return (%) (b)	(5.77)	21.34	8.96	(0.76)	6.39

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (d)	1.14	1.10	1.19	0.92	1.29
Portfolio turnover rate (%)	8	7	9	8	9
Net assets, end of period (in millions)	$2,753.4	$3,215.6	$2,844.4	$2,816.9	$2,999.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$253,846,901	$0	$347,976,422

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$1,954,560	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

BHFTI-10

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class C shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.55% of average daily net assets in the case of Class C shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2018
American Funds Blue Chip Income and Growth Fund (Class 1)	$326,144,003	$33,722,967	$(26,911,209)	$7,650,966	$(63,620,454)	$276,986,273
American Funds Global Bond Fund (Class 1)	62,200,926	4,167,266	(7,823,435)	(249,091)	(2,196,432)	56,099,234
American Funds Global Small Capitalization Fund (Class 1)	162,405,390	7,552,460	(12,947,911)	7,228,986	(29,502,400)	134,736,525
American Funds High-Income Bond Fund (Class 1)	93,904,164	7,918,322	(10,572,563)	(1,267,020)	(6,210,881)	83,772,022
American Funds International Fund (Class 1)*	259,925,576	20,074,515	(10,974,365)	2,530,398	(51,277,112)	220,279,012
American Funds International Growth and Income Fund (Class 1)**	324,110,545	10,649,837	(13,389,513)	1,667,220	(43,844,894)	279,193,195

	$1,228,690,604	$84,085,367	$(82,618,996)	$17,561,459	$(196,652,173)	$1,051,066,261

*	No longer an Affiliated Issuer.
**	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of December 31, 2018. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2018
American Funds Blue Chip Income and Growth Fund (Class 1)	$24,526,417	$6,711,601	22,373,689
American Funds Global Bond Fund (Class 1)	213,217	1,435,810	4,912,367
American Funds Global Small Capitalization Fund (Class 1)	6,759,200	519,877	6,194,783
American Funds High-Income Bond Fund (Class 1)	—	5,709,443	8,969,167
American Funds International Fund (Class 1)	11,694,884	4,835,583	12,473,330
American Funds International Growth and Income Fund (Class 1)	—	7,729,283	18,188,482

	$43,193,718	$26,941,597

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-11

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$2,672,894,012
Gross unrealized appreciation	146,393,271
Gross unrealized depreciation	(41,277,308)

Net unrealized appreciation (depreciation)	$105,115,963

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$38,186,387	$38,324,280	$182,389,459	$195,921,716	$220,575,846	$234,245,996

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$50,053,772	$250,601,691	$105,115,963	$—	$405,771,426

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-12

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Growth Allocation Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Growth Allocation Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Growth Allocation Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-15

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, each of which was prepared by the Adviser specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices and oversight of transition management (as applicable), compliance program and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-16

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTI-17

Brighthouse Funds Trust I

American Funds Growth Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

American Funds Growth Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar category for the one-, three- and five-year periods ended June 30, 2018. The Board noted that the Portfolio outperformed the MIST Growth AA Narrow Index for the one-, three-, and five-year periods ended September 30, 2018. The Board further considered that the Portfolio outperformed the Dow Jones Moderately Aggressive Index for the same periods.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at the Portfolio’s current size.

BHFTI-18

Brighthouse Funds Trust I

American Funds Growth Portfolio

For the year ended December 31, 2018, the American Funds Growth Portfolio had a return of -0.50% for Class C versus -4.38% for its benchmark, the S&P 500 Index1.

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
American Funds Growth Portfolio
Class C	-0.50	9.85	14.35
S&P 500 Index	-4.38	8.50	13.12

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a marketweighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTI-1

Brighthouse Funds Trust I

American Funds Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class C (a)	Actual	0.93%	$1,000.00	$907.30	$4.47
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Master Fund in which it invests.

BHFTI-2

Brighthouse Funds Trust I

American Funds Growth Portfolio

Schedule of Investments as of December 31, 2018

Mutual Fund—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Security—100.1%
American Funds Growth Fund (Class 1) (a) (Cost $1,039,523,360)	15,636,599	$1,093,936,439

Total Investments—100.1% (Cost $1,039,523,360)		1,093,936,439
Other assets and liabilities (net)—(0.1)%		(734,010)

Net Assets—100.0%		$1,093,202,429

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of the Master Fund.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Fund
Investment Company Security	$1,093,936,439	$—	$—	$1,093,936,439
Total Investments	$1,093,936,439	$—	$—	$1,093,936,439

See accompanying notes to financial statements.

BHFTI-3

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Affiliated investments at value (a)	$1,093,936,439
Receivable for:
Affiliated investments sold	284,306
Fund shares sold	255,120
Prepaid expenses	3,305

Total Assets	1,094,479,170
Liabilities
Payables for:
Fund shares redeemed	539,426
Accrued Expenses:
Distribution and service fees	521,189
Deferred trustees’ fees	123,956
Other expenses	92,170

Total Liabilities	1,276,741

Net Assets	$1,093,202,429

Net Assets Consist of:
Paid in surplus	$855,757,347
Distributable earnings (Accumulated losses)	237,445,082

Net Assets	$1,093,202,429

Net Assets
Class C	$1,093,202,429
Capital Shares Outstanding*
Class C	114,029,825
Net Asset Value, Offering Price and Redemption Price Per Share
Class C	$9.59

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,039,523,360.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends from Master Fund	$8,333,813

Total investment income	8,333,813
Expenses
Administration fees	26,333
Custodian and accounting fees	28,238
Distribution and service fees—Class C	6,761,246
Audit and tax services	32,224
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	49,900
Insurance	7,831
Miscellaneous	13,693

Total expenses	6,998,288

Net Investment Income	1,335,525

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	63,302,799
Capital gain distributions from Master Fund	120,548,838

Net realized gain	183,851,637

Net change in unrealized depreciation on affiliated investments	(180,640,007)

Net realized and unrealized gain	3,211,630

Net Increase in Net Assets From Operations	$4,547,155

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

American Funds Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,335,525	$1,888,111
Net realized gain	183,851,637	176,721,415
Net change in unrealized appreciation (depreciation)	(180,640,007)	112,875,963

Increase in net assets from operations	4,547,155	291,485,489

From Distributions to Shareholders (a)
Class C	(176,388,729)	(130,163,998)

Total distributions	(176,388,729)	(130,163,998)

Increase (decrease) in net assets from capital share transactions	32,702,066	(33,290,471)

Total increase (decrease) in net assets	(139,139,508)	128,031,020

Net Assets
Beginning of period	1,232,341,937	1,104,310,917

End of period	$1,093,202,429	$1,232,341,937 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class C
Sales	8,927,574	$96,870,308	4,808,616	$50,933,911
Reinvestments	16,408,254	176,388,729	12,964,542	130,163,998
Redemptions	(21,386,262)	(240,556,971)	(20,105,661)	(214,388,380)

Net increase (decrease)	3,949,566	$32,702,066	(2,332,503)	$(33,290,471)

Increase (decrease) derived from capital shares transactions		$32,702,066		$(33,290,471)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class C	$(4,765,972)	$(125,398,026)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $4,531,055 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Growth Portfolio

Financial Highlights

Selected per share data
	Class C
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.19	$9.82	$12.11	$12.58	$12.46

Income (Loss) from Investment Operations
Net investment income (a)	0.01	0.02	0.05	0.03	0.11
Net realized and unrealized gain	0.12	2.58	0.78	0.80	0.82

Total income (loss) from investment operations	0.13	2.60	0.83	0.83	0.93

Less Distributions
Distributions from net investment income	(0.05)	(0.05)	(0.04)	(0.12)	(0.07)
Distributions from net realized capital gains	(1.68)	(1.18)	(3.08)	(1.18)	(0.74)

Total distributions	(1.73)	(1.23)	(3.12)	(1.30)	(0.81)

Net Asset Value, End of Period	$9.59	$11.19	$9.82	$12.11	$12.58

Total Return (%) (b)	(0.50)	27.90	9.10	6.49	8.18

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income to average net assets (%)	0.11	0.16	0.45	0.28	0.89
Portfolio turnover rate (%)	12	11	10	10	9
Net assets, end of period (in millions)	$1,093.2	$1,232.3	$1,104.3	$1,088.1	$1,108.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Master Fund in which the Portfolio invests.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class C shares are currently offered by the Portfolio.

The Portfolio, a feeder fund, seeks to achieve its investment objective by investing all of its investable assets in a master fund, the Growth Fund (the “Master Fund”), a fund of the American Funds Insurance Series (“AFIS”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc. The financial statements of the Master Fund accompany the Portfolio’s financial statements and should be read in conjunction with the Portfolio’s financial statements. As of December 31, 2018, the Portfolio owned approximately 5.00% of the Master Fund.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Investments in the Master Fund are valued at its closing daily NAV. The NAV of the Portfolio is calculated based on the NAV of the Master Fund in which the Portfolio invests. For information about the use of fair value pricing by the Master Fund, please refer to the Notes to Financial Statements for the Master Fund.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

BHFTI-7

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Master Fund invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Master Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Master Fund may be exposed to counterparty risk, or the risk that an entity with which the Master Fund has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Master Fund to credit and counterparty risk consist principally of cash due from counterparties and investments. The Master Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Master Fund restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Master Fund in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investments in the Master Fund for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$150,509,291	$0	$172,360,947

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement (the “Management Agreement”) with the Adviser for investment management services in connection with the investment management of the Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust. The Adviser selects the Master Fund in which the Portfolio will invest and monitors the Master Fund investment program. The Adviser currently receives no compensation for its services to the Portfolio. In the event that the Portfolio were to withdraw from the Master Fund and invest its assets directly in investment securities, the Adviser would retain the services of an investment subadviser and would receive a management fee at the annual rate of 0.750% of average daily net assets.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class C shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.55% of average daily net assets in the case of Class C shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-8

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Under the terms of the Class C distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class C shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Master Fund

A summary of the Portfolio’s transactions in the securities of the Master Fund during the year ended December 31, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain	Change in Unrealized Depreciation	Ending Value as of December 31, 2018
American Funds Growth Fund (Class 1)	$1,233,125,303	$150,509,291	$(172,360,947)	$63,302,799	$(180,640,007)	$1,093,936,439

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2018
American Funds Growth Fund (Class 1)	$120,548,838	$8,333,813	15,636,599

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,040,898,740
Gross unrealized appreciation	53,037,699
Gross unrealized depreciation	—

Net unrealized appreciation (depreciation)	$53,037,699

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$4,789,295	$4,765,972	$171,599,434	$125,398,026	$176,388,729	$130,163,998

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$5,129,319	$179,402,021	$53,037,699	$—	$237,569,039

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTI-9

Brighthouse Funds Trust I

American Funds Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-10

Brighthouse Funds Trust I

American Funds Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Growth Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-11

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-12

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-13

Brighthouse Funds Trust I

American Funds Growth Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not considered to be “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”). The American Funds Growth Portfolio is a “feeder fund” that invests all of its assets in an American Funds Insurance Series “master fund,” and the Board, including a majority of the Independent Trustees, approved the renewal of the stand-by Advisory Agreement with the Adviser (the “Stand-by Agreement”) whereby the Adviser will manage the American Funds Growth Portfolio’s assets and receive a fee in the event the Portfolio no longer invests all of its assets in its master fund.

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports for each Portfolio, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements. At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October meeting, the Independent Trustees communicated follow-up questions for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, each of which was prepared by the Adviser specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, determined to approve the renewal of the Stand-by Agreement based upon the following factors:

(i) its experience with the Adviser and the nature, extent and quality of services provided by the Adviser to the Trusts; and (ii) the investment performance of the American Funds Growth Portfolio. The Board further noted that because the Stand-by Agreement is not currently in effect: (i) the fees and expenses of the American Funds Growth Portfolio were not affected by the Stand-by Agreement; (ii) the Adviser’s profitability from the provision of investment management services under the Stand-by Agreement was not affected by the Stand-by Agreement; and (iii) economies of scale in the provision of asset management services by the Adviser were not implicated by the Stand-by Agreement. In approving the renewal of the Stand-by Agreement, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors.

BHFTI-14

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12-month period ended December 31, 2018, the Class B and C shares of the American Funds Moderate Allocation Portfolio returned -3.14% and -3.41%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.21%.

MARKET ENVIRONMENT / CONDITIONS

After a great 2017 with record-low volatility and the strongest January stock market since 1997, investors got shaken back to reality in February when equity markets took a dive following higher-than-expected wage growth. The concern was that this would lead to higher inflation followed by additional Federal Reserve (the “Fed”) interest rate hikes, leading to an unceremonious end to the second-longest economic expansion on record. However, inflation fears soon after fizzled (at least until the end of 2018) and the Fed stayed the course, despite the Tax Cuts and Jobs Act of 2017 providing a noteworthy lift to gross domestic product (“GDP”) growth. GDP growth, incidentally, is on track to reach the highest annual level since before the 2008-09 recession. However, an escalating trade war between the U.S. and many of its major trading partners sent another wave of anxiety toward the market, which responded by pulling back sharply once again.

The beginning of the year turned out to be a microcosm of the remainder of 2018. This point in the economic cycle finds many market participants scrambling for indications that the expansion will end. As such, equity markets have become irrationally sensitive to individual data points, both positive and negative, with little regard to their historic predictive power on market results. The consequence was elevated market volatility in the second quarter, driven by positive economic growth and an accommodative Fed on one side, and on the other side by negative trade war and housing market news. In the third quarter, however, equity markets rebounded as corporate profits hit a new all-time high, GDP growth for second quarter came in at 4.2%, and unemployment dropped to 3.7%—the lowest number since 1969. The result in the third quarter was the best quarterly return for the S&P 500 Index since 2013.

As we got to the fourth quarter though, sentiment turned significantly worse, and the S&P 500 Index did an about-face, delivering its worst quarterly return since 2011. Gone was the sense of confidence that the strong economy could propel equity markets ever higher. Front and center were concerns about the continued trade war escalation, mid-term election uncertainty, a housing market dampened by rising interest rates and lofty prices, and a Fed that was now deemed too hawkish by projecting two additional rate hikes in 2019, despite having raised rates 4 times in 2018 (from a target range of 1.25%-1.50% to a target range of 2.25%-2.5%) and despite the market volatility.

News from overseas did little to attenuate concerns on the home front. Troubling to many is the ongoing Brexit (United Kingdom’s decision to withdraw from the European Union) situation, as leaders in the U.K. struggle to agree on a deal ensuring an orderly exit from the E.U.—an exit which is scheduled to occur on March 29, 2019. Highlighting the extent of disagreement are the two votes of confidence in Prime Minister Theresa May’s leadership, held in December 2018 and January 2019, both of which she won (in the U.K., a vote of confidence is a procedure used to remove a prime minister from office). Concerns about slowing growth in China have been receiving headlines as well. Leadership in China is in the middle of a long-term plan which is designed to transition the country from a manufacturing-driven economy to a service-driven economy. More worrisome to market participants is the fact that China is also in the process of dealing with an increasingly large debt burden as that plan unfolds. The outcome of both is unclear, which has led to some increased market volatility. However, it was confidence-inspiring that China had enough wherewithal to take the foot off the brake when it saw its economic growth rates declining faster than intended.

All in all, 2018 was a difficult year for investors. The economy is growing at a healthy pace, but the main question is for how long? The uncertainty caused all the major asset classes to be down for the year except for core bonds, which managed to creep in to positive territory, barely eking out a positive return with 0.01% for the year (as measured by the Bloomberg Barclays U.S. Aggregate Bond Index). International equities were generally the worst-performing asset classes with Emerging Markets equity and Foreign Developed equity down 14.6% and 13.8% respectively, as measured by the MSCI Emerging Markets Index and the MSCI EAFE Index. U.S. Large Cap equity did significantly better but was still down 4.4% for the year as measured by the S&P 500 Index, whereas Mid Cap equity lost 9.1% and Small Cap equity lost 11.0% for the year, as measured by the Russell Mid Cap and the Russell 2000 indices, in that order.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The American Funds Moderate Allocation Portfolio invested all its assets in funds of the American Funds Insurance Series (AFIS) and American Funds retail mutual funds to maintain a broad asset allocation of approximately 50% to fixed income and 50% to equities.

For the one-year period ended December 31, 2018, the Portfolio outperformed the Dow Jones Moderate Index. The Portfolio primarily outpaced the benchmark due to strong performance from the underlying domestic and international equity funds, an overweight to Large Cap equity and a beneficial underweight to equities in general.

Contribution from the domestic equity portfolios to relative performance was positive, as strong relative performance in four out of six underlying portfolios supported returns. One of the strongest performers was the American Funds Growth Fund, which significantly outpaced its benchmark as a result of large overweight positions to Consumer Discretionary, Information Technology and cash, and strong security selection within Consumer Discretionary, Healthcare and Industrials. Another strong performer was the American Funds AMCAP Fund, which benefitted from strong security selection

BHFTI-1

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

within Consumer Discretionary, Healthcare, and Industrials. Detracting from relative performance was the American Funds Blue Chip Income & Growth Fund, which suffered from suboptimal security selection within Consumer Staples, Healthcare, and Financial Services, as well as from an underweight to Information Technology. In Consumer Staples, a substantial position in the tobacco industry further detracted from results.

Non-domestic equity portfolios generally delivered positive contributions to performance. Most notably, the American Funds Global Small Capitalization Fund significantly outperformed its benchmark due to an overweight position in Healthcare, as well as strong security selection in Healthcare and Financials. Within Healthcare, a substantial investment in the health care equipment and supplies industry further boosted results, aided by a larger concentration than the index in Insulet Corporation. The American Funds International Growth and Income Fund also outperformed its benchmark, driven by beneficial security selection within Industrials, Materials, and Healthcare. In addition, a large overweight to cash helped relative returns. At the other end of the spectrum was the American Funds New World Fund, which significantly underperformed its benchmark. Security selection within Information Technology and Consumer Discretionary weighed heavily on results.

Contribution from fixed income was slightly positive over the twelve-month period. The American Funds Global Bond Fund slightly outperformed its benchmark largely due to positions within non-U.S. developed market bonds and investment-grade corporate bonds, but security selection within U.S. Agency bonds helped relative returns as well. The American Funds U.S. Government/AAA-Rated Securities Fund performed in line with its benchmark, but it was the only fund in the model that delivered a positive absolute return in a year where all major asset classes were down, with the exception of the Bloomberg Barclays U.S. Aggregate Bond Index which was up 0.01%. In terms of relative performance, the fund benefitted from investments in U.S. Agency bonds and investment-grade corporate bonds. The American Funds Bond Fund on the other hand detracted from results due to security selection within U.S. Treasuries and an overweight to High Yield Bonds.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
American Funds Moderate Allocation Portfolio
Class B	-3.14	4.55	8.04
Class C	-3.41	4.22	7.71
Dow Jones Moderate Index	-5.21	4.11	8.22

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	21.0
American Funds Bond Fund (Class 1)	19.9
American Funds American Mutual Fund (Class R-6)	8.8
American Funds Growth-Income Fund (Class 1)	7.7
American Funds Blue Chip Income and Growth Fund (Class 1)	7.6
American Funds International Growth and Income Fund (Class 1)	5.9
American Funds High-Income Bond Fund (Class 1)	5.1
American Funds Fundamental Investors Fund (Class R-6)	4.8
American Funds International Fund (Class 1)	4.8
American Funds Growth Fund (Class 1)	4.7

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	40.9
U.S. Large Cap Equities	38.3
International Developed Market Equities	10.7
High Yield Fixed Income	5.1
Global Fixed Income	3.2
Emerging Market Equities	1.0
Global Equities	0.9

BHFTI-3

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

American Funds Moderate Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class B (a)	Actual	0.72%	$1,000.00	$960.90	$3.56
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class C (a)	Actual	1.02%	$1,000.00	$959.70	$5.04
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2018

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Investment Company Securities—100.1%
American Funds AMCAP Fund (Class R-6)	4,170,059	$117,679,057
American Funds American Mutual Fund (Class R-6)	5,844,913	219,242,674
American Funds Blue Chip Income and Growth Fund (Class 1)	15,261,873	188,941,984
American Funds Bond Fund (Class 1) (a)	47,338,997	495,639,296
American Funds Fundamental Investors Fund (Class R-6)	2,288,350	119,680,715
American Funds Global Bond Fund (Class 1) (a)	6,887,458	78,654,774
American Funds Global Small Capitalization Fund (Class 1)	1,061,993	23,098,339
American Funds Growth Fund (Class 1)	1,685,922	117,947,100
American Funds Growth-Income Fund (Class 1)	4,233,181	192,144,078
American Funds High-Income Bond Fund (Class 1) (a)	13,490,049	125,997,059
American Funds International Fund (Class 1)	6,769,212	119,544,276
American Funds International Growth and Income Fund (Class 1) (a)	9,560,816	146,758,533
American Funds New World Fund (Class 1)	1,155,988	24,252,619

Investment Company Securities—(Continued)
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1) (a)	43,821,122	523,224,196

Total Mutual Funds (Cost $2,498,391,544)		2,492,804,700

Total Investments—100.1% (Cost $2,498,391,544)		2,492,804,700
Other assets and liabilities (net)—(0.1)%		(1,530,948)

Net Assets—100.0%		$2,491,273,752

(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,492,804,700	$—	$—	$2,492,804,700
Total Investments	$2,492,804,700	$—	$—	$2,492,804,700

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a)	$1,122,530,842
Affiliated investments at value (b)	1,370,273,858
Receivable for:
Affiliated investments sold	998,549
Fund shares sold	166,978
Prepaid expenses	7,306

Total Assets	2,493,977,533
Liabilities
Payables for:
Fund shares redeemed	1,165,527
Accrued Expenses:
Management fees	138,824
Distribution and service fees	1,173,689
Deferred trustees’ fees	123,956
Other expenses	101,785

Total Liabilities	2,703,781

Net Assets	$2,491,273,752

Net Assets Consist of:
Paid in surplus	$2,304,319,074
Distributable earnings (Accumulated losses)	186,954,678

Net Assets	$2,491,273,752

Net Assets
Class B	$11,821,907
Class C	2,479,451,845
Capital Shares Outstanding*
Class B	1,266,597
Class C	267,130,812
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.33
Class C	9.28

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,055,624,165.
(b)	Identified cost of affiliated investments was $1,442,767,379.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends from Underlying Portfolios	$21,246,818
Dividends from affiliated investments	38,672,234

Total investment income	59,919,052
Expenses
Management fees	1,756,641
Administration fees	26,333
Custodian and accounting fees	28,238
Distribution and service fees—Class B	31,171
Distribution and service fees—Class C	15,129,476
Audit and tax services	32,224
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	59,591
Insurance	18,386
Miscellaneous	22,806

Total expenses	17,183,689

Net Investment Income	42,735,363

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	66,338,787
Affiliated investments	783,658
Capital gain distributions from Underlying Portfolios	83,960,917
Capital gain distributions from affiliated investments	1,005,820

Net realized gain	152,089,182

Net change in unrealized depreciation on:
Investments	(218,582,469)
Affiliated investments	(60,992,964)

Net change in unrealized depreciation	(279,575,433)

Net realized and unrealized loss	(127,486,251)

Net Decrease in Net Assets From Operations	$(84,750,888)

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$42,735,363	$39,409,504
Net realized gain	152,089,182	140,811,222
Net change in unrealized appreciation (depreciation)	(279,575,433)	176,881,802

Increase (decrease) in net assets from operations	(84,750,888)	357,102,528

From Distributions to Shareholders (a)
Class B	(862,353)	(706,891)
Class C	(179,647,231)	(178,240,826)

Total distributions	(180,509,584)	(178,947,717)

Decrease in net assets from capital share transactions	(178,617,169)	(128,563,859)

Total increase (decrease) in net assets	(443,877,641)	49,590,952

Net Assets
Beginning of period	2,935,151,393	2,885,560,441

End of period	$2,491,273,752	$2,935,151,393 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	126,028	$1,280,082	102,223	$1,026,474
Reinvestments	88,175	862,353	72,576	706,891
Redemptions	(106,970)	(1,053,417)	(52,352)	(529,609)

Net increase	107,233	$1,089,018	122,447	$1,203,756

Class C
Sales	4,294,384	$42,682,846	5,042,525	$50,326,540
Reinvestments	18,444,274	179,647,231	18,375,343	178,240,826
Redemptions	(40,320,285)	(402,036,264)	(35,792,954)	(358,334,981)

Net decrease	(17,581,627)	$(179,706,187)	(12,375,086)	$(129,767,615)

Decrease derived from capital shares transactions		$(178,617,169)		$(128,563,859)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class B	$(229,927)	$(476,964)
Class C	(51,655,781)	(126,585,045)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $47,239,612 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.33	$9.73	$9.93	$10.61	$11.14

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.18	0.17	0.17	0.21
Net realized and unrealized gain (loss)	(0.49)	1.09	0.52	(0.18)	0.44

Total income (loss) from investment operations	(0.30)	1.27	0.69	(0.01)	0.65

Less Distributions
Distributions from net investment income	(0.21)	(0.22)	(0.23)	(0.20)	(0.20)
Distributions from net realized capital gains	(0.49)	(0.45)	(0.66)	(0.47)	(0.98)

Total distributions	(0.70)	(0.67)	(0.89)	(0.67)	(1.18)

Net Asset Value, End of Period	$9.33	$10.33	$9.73	$9.93	$10.61

Total Return (%) (b)	(3.14)	13.37	7.25	(0.36)	6.44

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.32	0.32
Ratio of net investment income to average net assets (%) (d)	1.93	1.74	1.78	1.62	1.97
Portfolio turnover rate (%)	5	5	8	8	5
Net assets, end of period (in millions)	$11.8	$12.0	$10.1	$9.2	$8.6

	Class C
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.27	$9.68	$9.87	$10.55	$11.08

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.13	0.13	0.13	0.15
Net realized and unrealized gain (loss)	(0.47)	1.09	0.53	(0.18)	0.47

Total income (loss) from investment operations	(0.32)	1.22	0.66	(0.05)	0.62

Less Distributions
Distributions from net investment income	(0.18)	(0.18)	(0.19)	(0.16)	(0.17)
Distributions from net realized capital gains	(0.49)	(0.45)	(0.66)	(0.47)	(0.98)

Total distributions	(0.67)	(0.63)	(0.85)	(0.63)	(1.15)

Net Asset Value, End of Period	$9.28	$10.27	$9.68	$9.87	$10.55

Total Return (%) (b)	(3.41)	12.96	7.01	(0.73)	6.09

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%) (d)	1.54	1.34	1.38	1.22	1.42
Portfolio turnover rate (%)	5	5	8	8	5
Net assets, end of period (in millions)	$2,479.5	$2,923.2	$2,875.5	$2,849.6	$3,118.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is American Funds Moderate Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B and C shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio is designed on established principles of asset allocation to achieve a specific risk profile. The Portfolio will invest substantially all of its assets in certain funds of the American Funds Insurance Series (“AFIS”) and other funds within the American Funds family not part of AFIS (“Underlying Portfolios”). AFIS is an open-end diversified investment management company advised by Capital Research and Management Company (“CRMC”), an indirect, wholly owned subsidiary of The Capital Group Companies, Inc.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV. The NAV of the Portfolio is calculated based on the NAVs of the Underlying Portfolios in which the Portfolio invests. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectus of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject

BHFTI-9

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Portfolio, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$147,220,650	$0	$378,849,873

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$1,756,641	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-10

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class C shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class C shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.75% of such Portfolios’ average daily net assets attributable to the Class C shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.55% of average daily net assets in the case of Class C shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2018
American Funds Bond Fund (Class 1)	$555,174,462	$14,433,954	$(56,563,407)	$2,521,641	$(19,927,354)	$495,639,296
American Funds Global Bond Fund (Class 1)	86,867,828	2,240,020	(7,315,775)	64,969	(3,202,268)	78,654,774
American Funds High-Income Bond Fund (Class 1)*	147,173,216	8,432,586	(18,629,494)	(551,570)	(10,427,679)	125,997,059
American Funds International Growth and Income Fund (Class 1)	177,916,276	4,226,121	(13,512,563)	1,946,392	(23,817,693)	146,758,533
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)*	576,991,856	11,156,418	(58,108,334)	(3,197,774)	(3,617,970)	523,224,196

	$1,544,123,638	$40,489,099	$(154,129,573)	$783,658	$(60,992,964)	$1,370,273,858

*	The Portfolio had ownership of at least 25% of the outstanding voting securities of the Affiliated Underlying Portfolio as of December 31, 2018. The most recent Annual Report of the Affiliated Underlying Portfolio is available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2018
American Funds Bond Fund (Class 1)	$725,100	$13,463,216	47,338,997
American Funds Global Bond Fund (Class 1)	280,720	1,914,709	6,887,458
American Funds High-Income Bond Fund (Class 1)	—	8,395,136	13,490,049
American Funds International Growth and Income Fund (Class 1)	—	4,045,023	9,560,816
American Funds U.S. Government/AAA - Rated Securities Fund (Class 1)	—	10,854,150	43,821,122

	$1,005,820	$38,672,234

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-11

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$2,500,696,799
Gross unrealized appreciation	67,752,870
Gross unrealized depreciation	(75,644,969)

Net unrealized appreciation (depreciation)	$(7,892,099)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$47,648,971	$51,885,708	$132,860,613	$127,062,009	$180,509,584	$178,947,717

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$50,720,437	$144,259,876	$(7,892,099)	$—	$187,088,214

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-12

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of American Funds Moderate Allocation Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the American Funds Moderate Allocation Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the American Funds Moderate Allocation Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent; when replies were not received from the transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-13

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-15

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, each of which was prepared by the Adviser specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices and oversight of transition management (as applicable), compliance program and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-16

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTI-17

Brighthouse Funds Trust I

American Funds Moderate Allocation Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

American Funds Moderate Allocation Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year period ended June 30, 2018, and underperformed the median of its Performance Universe for the one-year and five-year periods ended June 30, 2018. The Board also considered that the Portfolio underperformed the average of its Morningstar category for the one-, three-, and five-year periods ended June 30, 2018. The Board noted that the Portfolio outperformed the MIST Moderate AA Narrow Index for the three-year and five-year periods ended September 30, 2018, and underperformed for the one-year period ended September 30, 2018. The Board further considered that the Portfolio underperformed the Dow Jones Moderate Index for the one-year and three-year periods ended September 30, 2018, and outperformed for the five-year period ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds at the Portfolio’s current size and were the lowest in the Expense Group.

BHFTI-18

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class B shares of the AQR Global Risk Balanced Portfolio returned -6.35%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.21%.

MARKET ENVIRONMENT / CONDITIONS

2018 began with continued optimism around synchronized global growth and renewed confidence around tax reform in the U.S. following the passing of the Tax Cuts and Jobs Act in late 2017. This led to positive earnings revisions and aided a strong equity market rally in January of 2018. Equities sold off sharply in early February after higher-than-expected wage data in the U.S. increased concerns around corporate margins but recovered slightly toward the end of February. Better-than-expected earnings reports and associated strong technology and energy company performance drove most developed equity markets higher in the second and third quarters. After these gains, the fourth quarter began with U.S. equities trading near record highs. Strong U.S. economic data and robust corporate profit growth had fueled healthy stock returns despite several identifiable headwinds, such as tighter Federal Reserve (the “Fed”) monetary policy, a strong dollar, and expensive valuations.

Starting in October, however, these bearish factors (and a few additional negative developments) began to win out. Data released in the first few days of the month underscored the risk of economic overheating, as the unemployment rate fell to a new multi-decade low of 3.7%. Comments from the Fed Chair Powell struck a hawkish tone on the extent of future rate hikes, noting that policymakers “may go past neutral” and that rates are “a long way from neutral at this point.” U.S. Treasury yields rose to new multi-year highs, the dollar strengthened, and equity prices began to lose ground. Risk sentiment was further heightened by continued signs of deterioration in global growth, with particularly negative developments in Europe and China. Economic data delivered negative surprises in the Eurozone, with high profile releases such as gross domestic product (“GDP”), Industrial Production, and purchasing managers index pointing towards the weakest growth in several years. Concerns about the Eurozone outlook were exacerbated by a standoff between the new anti-establishment coalition in Italy and the European Commission over the coalition’s proposed 2.4% of GDP deficit for 2019. Chinese economic data also disappointed relative to consensus forecasts in the fourth quarter, fueling speculation that trade tensions with the U.S. might be weighing on growth. With all of the negative economic news, by early December, movements in short term interest rate futures in the U.S. suggested that investors were pricing in a more dovish trajectory for Fed policy despite continued robust readings in U.S. economic data; investors would then be surprised when the Fed maintained its hawkish tone in its December policy meeting, further driving equities down into the end of the year.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The AQR Global Risk Balanced Portfolio is a globally diversified asset-allocation portfolio. The Portfolio seeks to take equal risk in three primary areas: equity risk, nominal interest rate risk, and inflation risk. The Portfolio diversifies by risk rather than dollars and targets equal risk contributions from each source. Diversifying by risk means creating a portfolio where each asset class is expected to matter about the same amount, not where each is allocated the same number of dollars. To target equal risk weighting, low-risk assets are given higher dollar allocations than high-risk assets, which are given lower dollar allocations. In this way, each asset class is expected to contribute meaningfully to the size and variability of portfolio returns.

The Portfolio is levered through investments in equity, fixed income, and commodity futures and swaps to target an annualized volatility of up to 10%. The portfolio management process adjusts exposures to each of the three risk categories using proprietary risk-forecasting models. The process seeks to realize a steady risk contribution from each of the Portfolio’s three categories and for the Portfolio as a whole. Our objective is to keep the Portfolio diversified not only across asset classes, but also through time so no single period has a disproportionate impact on the Portfolio’s long-term results. Our research has shown that targeting a steady level of risk and maintaining a consistently diversified portfolio may help manage risk during periods of market stress and improve long-term risk-adjusted returns.

The Portfolio returned -6.35% for the 12-month period ending December 31, 2018. Equities detracted (-3.57%), weighed down by concerns around slower global growth, trade uncertainty, and increased political uncertainty. Nominal bonds contributed (+1.63%), as concerns around slower global growth drove demand for safe-haven assets; lower oil prices also weighed on inflation expectations, boosting nominal bonds. Inflation-sensitive assets detracted (-3.61%) from the Portfolio. Commodities (-3.68%) were weighed down by a negative global outlook and significant declines in oil prices, while inflation-linked bonds (+0.07%) had a modest impact as falling inflation offset falling interest rates.

AQR’s systematic portfolio management process dynamically adjusts position sizes to counter changes in the volatility of the underlying assets. The Portfolio entered 2018 with a total market exposure of 238%. As of December 31st, the Portfolio’s exposures were 35% equities, 124% nominal bonds, 37% inflation-linked bonds, and 28% commodities, for a total Portfolio exposure of 224%.

The Portfolio uses futures, swaps on futures, and index swaps to gain most of its market exposures. Futures are used to gain exposure to equities, nominal interest rates, and commodities. Index swaps are also used to gain exposure to commodity markets. Swaps on futures are used when holding limits, local regulations, or asset coverage rules

BHFTI-1

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Managed by AQR Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

restrict investment in futures. The Portfolio does not use derivatives to gain exposure to global inflation-linked bonds, but instead buys cash bonds. Currency hedges are used to minimize currency exposures gained from non-U.S. investments. Derivatives performed as expected over the period.

Brian Hurst

John Huss

Michael Mendelson

Yao Hua Ooi

Portfolio Managers

AQR Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	Since Inception[2]
AQR Global Risk Balanced Portfolio
Class B	-6.35	1.05	1.99
Dow Jones Moderate Index	-5.21	4.11	5.18

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	122.7
Global Inflation-Linked Bonds	37.0
Commodities	28.0
Global Developed Equities	26.6
Global Emerging Equities	4.4
U.S. Mid Cap Equities	1.7
U.S. Small Cap Equities	1.5

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

AQR Global Risk Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class B (a)	Actual	0.88%	$1,000.00	$941.90	$4.31
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—30.8% of Net Assets

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—30.8%
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/20 (a)	146,928,667	$143,626,880
0.125%, 04/15/21 (a)	249,768,313	242,877,458
0.125%, 04/15/22 (a)	148,553,369	143,711,994
0.125%, 07/15/26 (a)	130,053,003	122,109,878
0.375%, 07/15/25 (a)	63,019,512	60,758,443
0.375%, 07/15/27 (a)	65,590,803	62,230,270
0.625%, 04/15/23 (a)	65,678,205	64,590,444
0.625%, 01/15/26 (a)	116,925,851	113,823,107

Total U.S. Treasury & Government Agencies (Cost $971,540,649)		953,728,474

Foreign Government—20.3%

Sovereign—20.3%
Deutsche Bundesrepublik Inflation Linked Bonds 0.100%, 04/15/23 (EUR) (a)	88,271,820	106,541,585
0.100%, 04/15/26 (EUR) (a)	84,445,305	104,831,877
France Government Bond OAT 0.100%, 03/01/25 (EUR) (a)	31,566,585	37,661,841
0.100%, 03/01/28 (EUR) (a)	21,078,300	25,159,848
0.250%, 07/25/24 (EUR) (a)	33,699,338	41,251,303
0.700%, 07/25/30 (144A) (EUR) (a)	15,865,912	20,394,670
1.850%, 07/25/27 (EUR) (a)	27,718,104	38,673,506
United Kingdom Gilt Inflation Linked Bonds 0.125%, 03/22/24 (GBP) (a)	103,035,934	147,694,294
0.125%, 03/22/26 (GBP) (a)	72,046,602	107,009,168

Total Foreign Government (Cost $649,262,284)		629,218,092

Short-Term Investments—46.5%

Mutual Funds—27.8%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 2.251% (b)	190,910,260	190,910,260
Dreyfus Treasury Cash Management Fund, Institutional Class, 2.270% (b)	184,688,495	184,688,495
State Street Institutional Liquid Reserves Fund, Institutional Class, 2.480% (b) (c)	112,081,685	112,070,477

Mutual Funds—(Continued)
State Street Institutional Treasury Plus Money Market Fund, Class I, 2.317% (b) (c)	149,910,025	149,910,025
UBS Select Treasury Preferred Fund, Institutional Class, 2.290% (b)	220,840,834	220,840,834

		858,420,091

U.S. Treasury—18.7%
U.S. Treasury Bills 2.044%, 01/17/19 (d) (e)	1,128,000	1,126,910
2.100%, 01/10/19 (d)	5,465,000	5,462,224
2.160%, 01/31/19 (d)	85,312,000	85,152,142
2.189%, 02/14/19 (d)	146,061,000	145,636,491
2.210%, 02/28/19 (d)	284,776,000	283,683,272
2.475%, 05/30/19 (d)	41,167,000	40,756,376
2.480%, 06/13/19 (d) (e)	17,847,000	17,650,939

		579,468,354

Total Short-Term Investments (Cost $1,437,995,523)		1,437,888,445

Total Investments—97.6% (Cost $3,058,798,456)		3,020,835,011
Other assets and liabilities (net)—2.4%		75,511,962

Net Assets—100.0%		$3,096,346,973

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	The rate shown represents the annualized seven-day yield as of December 31, 2018.
(c)	All or a portion of the security was pledged as collateral against open OTC swap contracts. As of December 31, 2018, the market value of securities pledged was $116,087,997.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $1,922,049.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $20,394,670, which is 0.7% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CHF	6,680,000	CBNA	03/20/19	USD	6,768,215	$76,780
EUR	1,164,591	CBNA	03/20/19	USD	1,332,653	10,290
EUR	3,300,000	CBNA	03/20/19	USD	3,786,473	18,907
EUR	5,119,446	CBNA	03/20/19	USD	5,862,115	41,351
EUR	9,042,812	CBNA	03/20/19	USD	10,442,046	(14,367)
EUR	9,042,812	CBNA	03/20/19	USD	10,426,908	771
EUR	9,042,812	CBNA	03/20/19	USD	10,396,515	31,164
EUR	9,042,812	CBNA	03/20/19	USD	10,383,674	44,005
EUR	9,042,812	CBNA	03/20/19	USD	10,339,590	88,089

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	9,042,812	CBNA	03/20/19	USD	10,303,961	$123,718
EUR	9,042,812	CBNA	03/20/19	USD	10,379,785	47,894
EUR	9,042,812	CBNA	03/20/19	USD	10,375,960	51,719
EUR	9,042,812	CBNA	03/20/19	USD	10,373,085	54,594
EUR	9,042,812	CBNA	03/20/19	USD	10,391,993	35,686
EUR	9,042,830	CBNA	03/20/19	USD	10,348,473	79,227
EUR	18,085,615	CBNA	03/20/19	USD	20,685,403	169,945
EUR	18,085,616	CBNA	03/20/19	USD	20,743,737	111,612
GBP	1,560,991	CBNA	03/20/19	USD	1,981,342	15,707
GBP	1,953,417	CBNA	03/20/19	USD	2,517,980	(18,881)
HKD	44,410,000	CBNA	03/20/19	USD	5,691,996	(7,676)

Contracts to Deliver
CAD	82,000	CBNA	03/20/19	USD	62,069	$1,897
CAD	28,067	CBNA	03/20/19	USD	21,271	675
CAD	28,067	CBNA	03/20/19	USD	21,191	595
CAD	28,067	CBNA	03/20/19	USD	21,235	639
CAD	28,067	CBNA	03/20/19	USD	21,279	683
CAD	28,067	CBNA	03/20/19	USD	21,200	604
CAD	28,067	CBNA	03/20/19	USD	21,086	490
CAD	28,067	CBNA	03/20/19	USD	21,126	531
CAD	28,067	CBNA	03/20/19	USD	21,321	725
CAD	28,067	CBNA	03/20/19	USD	20,974	379
CAD	28,067	CBNA	03/20/19	USD	21,075	479
CAD	28,066	CBNA	03/20/19	USD	21,173	578
CAD	28,066	CBNA	03/20/19	USD	21,354	759
CAD	28,066	CBNA	03/20/19	USD	21,176	581
CAD	28,066	CBNA	03/20/19	USD	20,998	402
CAD	28,066	CBNA	03/20/19	USD	21,019	424
CHF	506,000	CBNA	03/20/19	USD	513,513	(4,985)
CHF	389,000	CBNA	03/20/19	USD	395,402	(3,206)
CHF	346,934	CBNA	03/20/19	USD	352,227	(3,277)
CHF	346,934	CBNA	03/20/19	USD	351,939	(3,564)
CHF	346,934	CBNA	03/20/19	USD	352,557	(2,946)
CHF	346,934	CBNA	03/20/19	USD	351,797	(3,706)
CHF	346,934	CBNA	03/20/19	USD	353,990	(1,513)
CHF	346,933	CBNA	03/20/19	USD	353,393	(2,109)
CHF	346,933	CBNA	03/20/19	USD	353,328	(2,174)
CHF	346,933	CBNA	03/20/19	USD	352,168	(3,334)
CHF	346,933	CBNA	03/20/19	USD	351,546	(3,957)
CHF	346,933	CBNA	03/20/19	USD	351,076	(4,426)
CHF	346,933	CBNA	03/20/19	USD	351,052	(4,451)
CHF	346,933	CBNA	03/20/19	USD	351,233	(4,269)
CHF	346,933	CBNA	03/20/19	USD	351,239	(4,263)
CHF	346,933	CBNA	03/20/19	USD	352,868	(2,634)
CHF	346,933	CBNA	03/20/19	USD	354,525	(977)
CHF	26,000	CBNA	03/20/19	USD	26,618	(24)
CHF	16,000	CBNA	03/20/19	USD	16,267	(128)
CHF	8,000	CBNA	03/20/19	USD	8,126	(72)
EUR	56,053,873	CBNA	03/20/19	USD	64,268,548	(369,730)
EUR	56,053,873	CBNA	03/20/19	USD	64,342,528	(295,749)
EUR	53,118,297	CBNA	03/20/19	USD	61,497,743	244,612
EUR	28,027,006	CBNA	03/20/19	USD	32,084,307	(234,912)
EUR	28,026,951	CBNA	03/20/19	USD	32,358,385	39,230
EUR	28,026,951	CBNA	03/20/19	USD	32,273,619	(45,537)
EUR	28,026,951	CBNA	03/20/19	USD	32,156,077	(163,079)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	28,026,951	CBNA	03/20/19	USD	32,181,431	$(137,724)
EUR	28,026,951	CBNA	03/20/19	USD	31,932,983	(386,173)
EUR	28,026,951	CBNA	03/20/19	USD	32,167,493	(151,663)
EUR	28,026,951	CBNA	03/20/19	USD	32,201,911	(117,244)
EUR	28,026,950	CBNA	03/20/19	USD	32,017,246	(301,908)
EUR	28,026,950	CBNA	03/20/19	USD	32,183,708	(135,447)
EUR	28,026,950	CBNA	03/20/19	USD	32,120,234	(198,920)
GBP	15,379,426	CBNA	03/20/19	USD	19,734,805	59,182
GBP	15,379,426	CBNA	03/20/19	USD	19,797,246	121,622
GBP	15,379,426	CBNA	03/20/19	USD	19,680,593	4,969
GBP	15,379,425	CBNA	03/20/19	USD	19,797,860	122,237
GBP	15,379,425	CBNA	03/20/19	USD	19,859,269	183,647
GBP	15,379,425	CBNA	03/20/19	USD	19,748,953	73,331
GBP	15,379,424	CBNA	03/20/19	USD	19,857,146	181,525
GBP	15,379,424	CBNA	03/20/19	USD	19,865,681	190,060
GBP	15,379,424	CBNA	03/20/19	USD	19,721,577	45,955
GBP	15,379,424	CBNA	03/20/19	USD	19,763,255	87,633
GBP	15,379,424	CBNA	03/20/19	USD	19,788,861	113,240
GBP	15,379,424	CBNA	03/20/19	USD	19,741,554	65,933
GBP	15,379,424	CBNA	03/20/19	USD	19,716,655	41,034
GBP	2,888,056	CBNA	03/20/19	USD	3,736,065	41,239
HKD	10,554,000	CBNA	03/20/19	USD	1,350,689	(185)
HKD	9,219,250	CBNA	03/20/19	USD	1,180,891	860
HKD	9,219,250	CBNA	03/20/19	USD	1,179,743	(288)
HKD	9,219,250	CBNA	03/20/19	USD	1,181,784	1,753
HKD	9,219,250	CBNA	03/20/19	USD	1,181,875	1,844
HKD	9,101,000	CBNA	03/20/19	USD	1,164,930	35
HKD	4,330,000	CBNA	03/20/19	USD	553,882	(342)
JPY	10,821,250	CBNA	03/20/19	USD	97,090	(2,215)
JPY	10,821,250	CBNA	03/20/19	USD	96,796	(2,509)
JPY	10,821,250	CBNA	03/20/19	USD	96,571	(2,734)
JPY	10,821,250	CBNA	03/20/19	USD	95,979	(3,326)

Net Unrealized Depreciation						$(14,783)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Aluminum Futures	03/06/19	192	USD	8,841,168	$(475,173)
Aluminum Futures	03/14/19	6	USD	276,809	(11,753)
Aluminum Futures	03/18/19	9	USD	415,604	(20,326)
Aluminum Futures	01/02/19	2	USD	92,838	(10,418)
Aluminum Futures	01/03/19	10	USD	465,688	(79,342)
Aluminum Futures	01/04/19	21	USD	976,369	(192,043)
Aluminum Futures	01/08/19	7	USD	323,631	(39,602)
Aluminum Futures	02/14/19	16	USD	733,576	(42,871)
Aluminum Futures	02/15/19	42	USD	1,926,036	(106,888)
Aluminum Futures	02/20/19	19	USD	872,219	(51,237)
Aluminum Futures	02/21/19	13	USD	596,781	(37,657)
Aluminum Futures	02/28/19	13	USD	597,773	(34,391)
Aluminum Futures	03/20/19	406	USD	18,757,200	(1,154,789)
Amsterdam AEX Index Futures	01/18/19	46	EUR	4,487,024	(103,345)
Australian 10 Year Treasury Bond Futures	03/15/19	1,056	AUD	140,104,758	1,103,907
CAC 40 Index Futures	01/18/19	307	EUR	14,516,495	(246,730)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Canada Government Bond 10 Year Futures	03/20/19	1,165	CAD	159,337,050	$3,625,497
Copper Futures	03/27/19	217	USD	14,273,175	(884,049)
Cotton No. 2 Futures	03/07/19	7	USD	252,700	(22,992)
DAX Index Futures	03/15/19	45	EUR	11,881,688	(246,402)
Euro STOXX 50 Index Futures	03/15/19	1,294	EUR	38,483,560	(947,979)
Euro-Bund Futures	03/07/19	4,706	EUR	769,619,240	7,604,326
FTSE 100 Index Futures	03/15/19	598	GBP	39,820,820	(238,155)
FTSE JSE Top 40 Index Futures	03/20/19	411	ZAR	193,408,380	402,416
FTSE MIB Index Futures	03/15/19	34	EUR	3,095,020	(108,157)
Hang Seng China Enterprises Index Futures	01/30/19	84	HKD	42,428,400	7,564
Hang Seng Index Futures	01/30/19	6	HKD	7,756,200	4,122
IBEX 35 Index Futures	01/18/19	48	EUR	4,088,208	(109,777)
Japanese Government 10 Year Bond Futures	03/13/19	227	JPY	34,612,960,000	1,013,561
KOSPI 200 Index Futures	03/14/19	480	KRW	31,440,000,000	(9,098)
Lean Hogs Futures	02/14/19	178	USD	4,341,420	(73,351)
Live Cattle Futures	02/28/19	17	USD	842,350	11,770
MSCI Taiwan Index Futures	01/29/19	630	USD	22,642,200	476,322
Nickel Futures	03/06/19	87	USD	5,569,244	(152,133)
Nickel Futures	03/14/19	3	USD	192,188	(3,571)
Nickel Futures	03/18/19	4	USD	256,335	(6,867)
Nickel Futures	03/20/19	183	USD	11,728,287	(360,844)
Nickel Futures	01/02/19	1	USD	63,882	(11,361)
Nickel Futures	01/03/19	5	USD	318,135	(57,030)
Nickel Futures	01/04/19	9	USD	572,697	(111,505)
Nickel Futures	01/08/19	3	USD	191,000	(33,154)
Nickel Futures	02/14/19	7	USD	447,258	(25,472)
Nickel Futures	02/15/19	19	USD	1,214,092	(91,407)
Nickel Futures	02/20/19	8	USD	511,416	(26,688)
Nickel Futures	02/21/19	6	USD	383,598	(16,794)
Nickel Futures	02/28/19	6	USD	383,850	(11,088)
Russell 2000 Index E-Mini Futures	03/15/19	708	USD	47,754,600	(2,709,863)
S&P 500 Index E-Mini Futures	03/15/19	4,203	USD	526,467,780	(25,123,689)
S&P Midcap 400 Index E-Mini Futures	03/15/19	318	USD	52,857,960	(2,723,426)
S&P TSX 60 Index Futures	03/14/19	228	CAD	39,092,880	(713,051)
SPI 200 Index Futures	03/21/19	209	AUD	29,056,225	119,662
Soybean Futures	03/14/19	23	USD	1,029,250	(30,663)
Soybean Meal Futures	03/14/19	231	USD	7,158,690	(117,299)
Soybean Oil Futures	03/14/19	25	USD	417,750	(13,807)
Sugar No. 11 Futures	02/28/19	380	USD	5,119,968	(83,826)
TOPIX Index Futures	03/07/19	561	JPY	8,378,535,000	(4,563,577)
U.S. Treasury Note 10 Year Futures	03/20/19	8,711	USD	1,062,878,109	25,550,482
United Kingdom Long Gilt Bond Futures	03/27/19	887	GBP	109,251,790	1,182,358
Wheat Futures	03/14/19	28	USD	704,550	(42,116)
Zinc Futures	03/06/19	85	USD	5,252,320	(221,931)
Zinc Futures	03/14/19	2	USD	123,595	(2,895)
Zinc Futures	03/18/19	4	USD	247,200	(5,852)
Zinc Futures	03/20/19	179	USD	11,055,488	(539,903)
Zinc Futures	01/02/19	1	USD	62,325	(2,778)
Zinc Futures	01/03/19	5	USD	314,813	(16,733)
Zinc Futures	01/04/19	10	USD	628,625	(29,704)
Zinc Futures	01/08/19	3	USD	187,988	(5,371)
Zinc Futures	02/14/19	8	USD	495,100	(324)
Zinc Futures	02/15/19	20	USD	1,237,750	(56,309)
Zinc Futures	02/20/19	9	USD	556,988	(25,789)
Zinc Futures	02/21/19	6	USD	371,138	(13,180)
Zinc Futures	02/28/19	4	USD	247,153	41

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Futures Contracts—(Continued)

Futures Contracts—Short	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Aluminum Futures	03/06/19	(192)	USD	(8,841,168)	$481,064
Aluminum Futures	03/14/19	(6)	USD	(276,809)	12,074
Aluminum Futures	03/18/19	(9)	USD	(415,604)	19,744
Aluminum Futures	01/02/19	(2)	USD	(92,838)	10,469
Aluminum Futures	01/03/19	(10)	USD	(465,688)	79,514
Aluminum Futures	01/04/19	(21)	USD	(976,369)	180,095
Aluminum Futures	01/08/19	(7)	USD	(323,631)	39,094
Aluminum Futures	02/14/19	(16)	USD	(733,576)	42,495
Aluminum Futures	02/15/19	(42)	USD	(1,926,036)	114,785
Aluminum Futures	02/20/19	(19)	USD	(872,219)	48,750
Aluminum Futures	02/21/19	(13)	USD	(596,781)	37,604
Aluminum Futures	02/28/19	(13)	USD	(597,773)	31,921
Aluminum Futures	03/20/19	(205)	USD	(9,471,000)	505,448
Nickel Futures	03/06/19	(87)	USD	(5,569,244)	132,741
Nickel Futures	03/14/19	(3)	USD	(192,188)	2,653
Nickel Futures	03/18/19	(4)	USD	(256,335)	5,733
Nickel Futures	01/02/19	(1)	USD	(63,882)	10,658
Nickel Futures	01/03/19	(5)	USD	(318,135)	57,230
Nickel Futures	01/04/19	(9)	USD	(572,697)	111,656
Nickel Futures	01/08/19	(3)	USD	(191,000)	34,020
Nickel Futures	02/14/19	(7)	USD	(447,258)	27,144
Nickel Futures	02/15/19	(19)	USD	(1,214,092)	92,173
Nickel Futures	02/20/19	(8)	USD	(511,416)	26,928
Nickel Futures	02/21/19	(6)	USD	(383,598)	15,299
Nickel Futures	02/28/19	(6)	USD	(383,850)	10,980
Nickel Futures	03/20/19	(93)	USD	(5,960,277)	162,900
Zinc Futures	03/06/19	(85)	USD	(5,252,320)	240,264
Zinc Futures	03/14/19	(2)	USD	(123,595)	2,701
Zinc Futures	03/18/19	(4)	USD	(247,200)	5,188
Zinc Futures	01/02/19	(1)	USD	(62,325)	2,664
Zinc Futures	01/03/19	(5)	USD	(314,813)	15,302
Zinc Futures	01/04/19	(10)	USD	(628,625)	32,267
Zinc Futures	01/08/19	(3)	USD	(187,988)	6,204
Zinc Futures	02/14/19	(8)	USD	(495,100)	1,678
Zinc Futures	02/15/19	(20)	USD	(1,237,750)	49,477
Zinc Futures	02/20/19	(9)	USD	(556,988)	22,586
Zinc Futures	02/21/19	(6)	USD	(371,138)	13,114
Zinc Futures	02/28/19	(4)	USD	(247,153)	(1,182)
Zinc Futures	03/20/19	(89)	USD	(5,496,863)	210,056

Net Unrealized Appreciation					$798,994

Swap Agreements

OTC Total Return Swaps

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
01/30/19	CBNA	Brent Crude Futures	USD	4,809,965	$(505,965)	$—	$(505,965)
01/30/19	MLI	Brent Crude Futures	USD	11,935,440	(1,283,040)	—	(1,283,040)
03/20/19	BOA	Canada Government Bond 10 Year Futures	CAD	2,646,702	64,971	—	64,971
02/08/19	MLI	Coffee “C” Futures	USD	5,806,003	(726,234)	(1,406)	(724,828)
01/08/19	MLI	Commodity Excess-Return Index (a)	USD	705,822,280	(46,043,864)	—	(46,043,864)
02/22/19	MLI	Corn No. 2 Futures	USD	16,434,238	(365,488)	—	(365,488)
02/08/19	CBNA	Cotton No. 2 Futures	USD	1,880,353	(183,653)	—	(183,653)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

OTC Total Return Swaps—(Continued)

Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
02/08/19	MLI	Cotton No. 2 Futures	USD	1,486,475	$(150,775)	$—	$(150,775)
01/18/19	CBNA	Crude Oil Futures	USD	4,185,451	(461,831)	—	(461,831)
01/18/19	MLI	Crude Oil Futures	USD	10,777,200	(1,241,100)	—	(1,241,100)
03/07/19	BOA	Euro-Bund Futures	EUR	21,822,521	292,601	—	292,601
01/31/19	CBNA	Gold 100 oz. Futures	USD	25,170,080	1,096,570	—	1,096,570
01/31/19	MLI	Gold 100 oz. Futures	USD	2,119,490	58,720	—	58,720
01/30/19	GSI	Hang Seng China Enterprises Index Futures	HKD	171,889,619	44,631	—	44,631
01/30/19	MLI	Hang Seng China Enterprises Index Futures	HKD	260,299,620	300,412	—	300,412
01/30/19	GSI	Hang Seng Index Futures	HKD	12,803,734	15,742	—	15,742
01/30/19	MLI	Hang Seng Index Futures	HKD	70,310,521	100,630	—	100,630
02/13/19	MLI	Ibovespa Futures	BRL	61,022,567	(328,083)	—	(328,083)
03/13/19	BOA	Japanese Government 10 Year Bond Futures	JPY	11,705,100,293	369,324	—	369,324
02/22/19	CBNA	KC Hard Red Winter Wheat Futures	USD	3,454,393	(155,331)	—	(155,331)
02/22/19	MLI	KC Hard Red Winter Wheat Futures	USD	287,025	(18,213)	—	(18,213)
02/01/19	MLI	Live Cattle Futures	USD	9,721,425	436,325	—	436,325
03/27/19	BOA	Long U.K. Gilt Futures	GBP	46,486,001	563,079	—	563,079
01/30/19	CBNA	NY Harbor ULSD Futures	USD	7,545,560	(703,684)	—	(703,684)
01/30/19	MLI	NY Harbor ULSD Futures	USD	612,956	(48,678)	—	(48,678)
01/29/19	CBNA	Natural Gas Futures	USD	8,522,020	(2,524,420)	—	(2,524,420)
01/29/19	MLI	Natural Gas Futures	USD	22,427,600	(7,374,800)	—	(7,374,800)
01/30/19	CBNA	RBOB Gasoline Futures	USD	2,098,200	(184,113)	—	(184,113)
01/30/19	MLI	RBOB Gasoline Futures	USD	5,153,581	(450,395)	—	(450,395)
02/28/19	CBNA	Silver Futures	USD	6,946,400	512,800	—	512,800
02/28/19	MLI	Silver Futures	USD	587,835	33,765	—	33,765
02/22/19	CBNA	Soybean Futures	USD	12,888,880	(448,380)	—	(448,380)
02/22/19	CBNA	Soybean Oil Futures	USD	5,371,005	(224,325)	—	(224,325)
02/15/19	CBNA	Sugar No. 11 Futures	USD	1,361,965	(1,131)	—	(1,131)
02/15/19	MLI	Sugar No. 11 Futures	USD	429,542	1,613	—	1,613
03/15/19	MLI	Swiss Market Index Futures	CHF	26,400,764	(481,803)	—	(481,803)
03/20/19	BOA	U.S. Treasury Note 10 Year Futures	USD	922,698,555	22,678,508	—	22,678,508
02/22/19	CBNA	Wheat Futures	USD	8,931,380	(300,643)	—	(300,643)

Totals					$(37,636,258)	$(1,406)	$(37,634,852)

(a)

The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Merrill Lynch International, as of December 31, 2018:

Futures Contracts—Long	Notional Value	Component Weighting
Gold 100 oz.	$91,073,337	12.9%
Natural Gas	65,487,991	9.3%
Corn No. 2 Yellow	51,527,728	7.3%
Brent Crude	48,079,337	6.8%
Copper Comex	45,884,991	6.5%
Soybeans	43,230,660	6.2%
WTI Crude	42,873,663	6.1%
Live Cattle	35,237,621	5.0%
Wheat	29,956,076	4.3%
LME Primary Aluminum	29,774,030	4.2%
Silver	25,980,793	3.7%
Heating Oil	23,568,623	3.3%
Soybean Meal	22,992,658	3.3%
Sugar No. 11	22,197,573	3.1%
RBOB Gasoline	21,417,431	3.0%
LME Primary Nickel	18,538,873	2.6%
Zinc	17,914,240	2.5%
Soybean Oil	17,836,548	2.5%

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Swap Agreements—(Continued)

Futures Contracts—Long	Notional Value	Component Weighting
Coffee “C”	$16,251,496	2.3%
Lean Hogs	13,944,041	2.0%
KC Hard Red Winter Wheat	11,468,928	1.6%
Cotton No. 2	10,585,642	1.5%

	$705,822,280	100%

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(GSI)—	Goldman Sachs International
(MLI)—	Merrill Lynch International

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(USD)—	United States Dollar
(ZAR)—	South African Rand

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$953,728,474	$—	$953,728,474
Total Foreign Government*	—	629,218,092	—	629,218,092
Short-Term Investments
Mutual Funds	858,420,091	—	—	858,420,091
U.S. Treasury	—	579,468,354	—	579,468,354
Total Short-Term Investments	858,420,091	579,468,354	—	1,437,888,445
Total Investments	$858,420,091	$2,162,414,920	$—	$3,020,835,011

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$2,631,841	$—	$2,631,841
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,646,624)	—	(2,646,624)
Total Forward Contracts	$—	$(14,783)	$—	$(14,783)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$43,996,701	$—	$—	$43,996,701
Futures Contracts (Unrealized Depreciation)	(43,197,707)	—	—	(43,197,707)
Total Futures Contracts	$798,994	$—	$—	$798,994
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$26,569,691	$—	$26,569,691
OTC Swap Contracts at Value (Liabilities)	—	(64,205,949)	—	(64,205,949)
Total OTC Swap Contracts	$—	$(37,636,258)	$—	$(37,636,258)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a)	$3,020,835,011
Cash	12,059,417
Cash denominated in foreign currencies (b)	3,947,987
Cash collateral (c)	104,232,140
OTC swap contracts at market value	26,569,691
Unrealized appreciation on forward foreign currency exchange contracts	2,631,841
Receivable for:
OTC swap contracts	1,014,943
Fund shares sold	6,359
Dividends and interest	3,118,829
Variation margin on futures contracts	14,856,169
Prepaid expenses	9,529

Total Assets	3,189,281,916
Liabilities
OTC swap contracts at market value (d)	64,205,949
Cash collateral for OTC swap contracts	20,942,537
Unrealized depreciation on forward foreign currency exchange contracts	2,646,624
Payables for:
OTC swap contracts	214,228
Fund shares redeemed	1,582,777
Interest on OTC swap contracts	77,306
Accrued Expenses:
Management fees	1,638,154
Distribution and service fees	672,540
Deferred trustees’ fees	108,463
Other expenses	846,365

Total Liabilities	92,934,943

Net Assets	$3,096,346,973

Net Assets Consist of:
Paid in surplus	$3,222,587,205
Distributable earnings (Accumulated losses)	(126,240,232)

Net Assets	$3,096,346,973

Net Assets
Class B	$3,096,346,973
Capital Shares Outstanding*
Class B	390,075,642
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$7.94

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,058,798,456.
(b)	Identified cost of cash denominated in foreign currencies was $3,939,818.
(c)	Includes collateral of $85,242,528 for futures contracts, and $18,989,612 for OTC swap contracts and forward foreign currency exchange contracts.
(d)	Net premium received on OTC swap contracts was $1,406.

Consolidated§ Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$19,683,208
Interest	48,947,867

Total investment income	68,631,075
Expenses
Management fees	21,358,274
Administration fees	171,684
Custodian and accounting fees	557,635
Distribution and service fees—Class B	8,690,947
Audit and tax services	106,787
Legal	48,938
Trustees’ fees and expenses	33,732
Shareholder reporting	145,524
Insurance	23,558
Miscellaneous	58,852

Total expenses	31,195,931
Less management fee waiver	(263,285)

Net expenses	30,932,646

Net Investment Income	37,698,429

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	11,939,728
Futures contracts	(99,631,618)
Swap contracts	(51,834,341)
Foreign currency transactions	(1,047,874)
Forward foreign currency transactions	43,120,842

Net realized loss	(97,453,263)

Net change in unrealized depreciation on:
Investments	(82,758,737)
Futures contracts	(14,978,395)
Swap contracts	(68,184,420)
Foreign currency transactions	(225,872)
Forward foreign currency transactions	6,406,137

Net change in unrealized depreciation	(159,741,287)

Net realized and unrealized loss	(257,194,550)

Net Decrease in Net Assets From Operations	$(219,496,121)

(a)	Net of foreign withholding taxes of $817,647.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$37,698,429	$10,753,876
Net realized gain (loss)	(97,453,263)	241,968,659
Net change in unrealized appreciation (depreciation)	(159,741,287)	98,740,951

Increase (decrease) in net assets from operations	(219,496,121)	351,463,486

From Distributions to Shareholders (a)
Class B	(336,467,475)	(243,853,410)

Total distributions	(336,467,475)	(243,853,410)

Decrease in net assets from capital share transactions	(102,597,948)	(161,669,996)

Total decrease in net assets	(658,561,544)	(54,059,920)

Net Assets
Beginning of period	3,754,908,517	3,808,968,437

End of period	$3,096,346,973	$3,754,908,517 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	754,462	$6,508,884	1,748,602	$15,973,192
Reinvestments	39,677,768	336,467,475	27,837,147	243,853,410
Redemptions	(51,555,975)	(445,574,307)	(46,083,043)	(421,496,598)

Net decrease	(11,123,745)	$(102,597,948)	(16,497,294)	$(161,669,996)

Decrease derived from capital shares transactions		$(102,597,948)		$(161,669,996)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 10). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class B	$(64,150,979)	$(179,702,431)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $19,545,723 as of December 31, 2017.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.36	$9.12	$8.37	$10.88	$10.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.09	0.03	(0.02)	(0.07)	(0.02)
Net realized and unrealized gain (loss)	(0.62)	0.82	0.77	(0.79)	0.45

Total income (loss) from investment operations	(0.53)	0.85	0.75	(0.86)	0.43

Less Distributions
Distributions from net investment income	(0.04)	(0.16)	0.00	(0.59)	0.00
Distributions from net realized capital gains	(0.85)	(0.45)	0.00	(1.06)	(0.05)

Total distributions	(0.89)	(0.61)	0.00	(1.65)	(0.05)

Net Asset Value, End of Period	$7.94	$9.36	$9.12	$8.37	$10.88

Total Return (%) (b)	(6.35)	9.80	8.96	(9.57)	4.00

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.89	0.89	0.89	0.89
Gross ratio of expenses to average net assets excluding interest expense (%)	0.90	0.89	0.89	0.89	0.89
Net ratio of expenses to average net assets (%) (c)	0.89	0.88	0.88	0.88	0.87
Net ratio of expenses to average net assets excluding interest expense (%) (c)	0.89	0.88	0.88	0.88	0.87
Ratio of net investment income (loss) to average net assets (%)	1.08	0.29	(0.20)	(0.76)	(0.17)
Portfolio turnover rate (%)	26	32	54	122	30
Net assets, end of period (in millions)	$3,096.3	$3,754.9	$3,809.0	$3,863.7	$4,762.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is AQR Global Risk Balanced Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—AQR Global Risk Balanced Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the AQR Global Risk Balanced Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained a private letter ruling from the Internal Revenue Service confirming that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio will constitute “qualifying income” for the purposes of the Portfolio remaining qualified as a regulated investment company for U.S. federal income tax purposes.

The Subsidiary’s inception date is April 19, 2011 and it invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity-related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by AQR Capital Management, LLC (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2018, the Portfolio held $309,650,241 in the Subsidiary, representing 9.7% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix

BHFTI-17

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or de-recognition or disclosure.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase

BHFTI-18

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at December 31, 2018.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

BHFTI-19

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked-to-market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

BHFTI-20

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	OTC swap contracts at market value	$23,968,483
	Unrealized appreciation on futures contracts (a) (b)	40,080,131
Equity	OTC swap contracts at market value	461,415	OTC swap contracts at market value	$809,886
	Unrealized appreciation on futures contracts (a) (b)	1,010,086	Unrealized depreciation on futures contracts (a) (b)	37,843,249
Commodity	OTC swap contracts at market value	2,139,793	OTC swap contracts at market value (c)	63,396,063
	Unrealized appreciation on futures contracts (a) (b)	2,906,484	Unrealized depreciation on futures contracts (a) (b)	5,354,458
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	2,631,841	Unrealized depreciation on forward foreign currency exchange contracts	2,646,624

Total		$73,198,233		$110,050,280

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest payable of $77,306.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$23,968,483	$—	$(20,942,537)	$3,025,946
Citibank N.A.	4,241,211	(4,241,211)	—	—
Goldman Sachs International	60,373	—	—	60,373
Merrill Lynch International	931,465	(931,465)	—	—

	$29,201,532	$(5,172,676)	$(20,942,537)	$3,086,319

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$8,340,100	$(4,241,211)	$(4,098,889)	$—
Merrill Lynch International	58,512,473	(931,465)	(57,581,008)	—

	$66,852,573	$(5,172,676)	$(61,679,897)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$43,120,842	$43,120,842
Swap contracts	(30,127,667)	(7,170,130)	(14,536,544)	—	(51,834,341)
Futures contracts	(18,082,273)	(69,856,520)	(11,692,825)	—	(99,631,618)

	$(48,209,940)	$(77,026,650)	$(26,229,369)	$43,120,842	$(108,345,117)

BHFTI-21

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$6,406,137	$6,406,137
Futures contracts	52,970,790	(47,603,923)	(20,345,262)	—	(14,978,395)
Swap contracts	27,401,396	(2,477,960)	(93,107,856)	—	(68,184,420)

	$80,372,186	$(50,081,883)	$(113,453,118)	$6,406,137	$(76,756,678)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,116,384,467
Futures contracts long	2,296,278,436
Futures contracts short	(18,379)
Swap contracts	2,486,467,619

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

BHFTI-22

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$244,890,312	$218,035,227	$172,900,140	$248,212,589

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$21,358,274	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	$1 billion to $3.5 billion
0.040%	Over $3.5 billion

BHFTI-23

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$3,076,708,675

Gross unrealized appreciation	35,587,085
Gross unrealized depreciation	(130,648,282)

Net unrealized appreciation (depreciation)	$(95,061,197)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$210,025,507	$146,232,355	$126,441,968	$97,621,055	$336,467,475	$243,853,410

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$95,361,848	$—	$(95,068,751)	$(126,424,864)	$(126,131,767)

BHFTI-24

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $90,275,907 and accumulated long-term capital losses of $36,148,957.

10. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Consolidated Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Consolidated Statements of Changes in Net Assets.

BHFTI-25

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of AQR Global Risk Balanced Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the AQR Global Risk Balanced Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the AQR Global Risk Balanced Portfolio and subsidiary of the Brighthouse Funds Trust I as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-27

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-28

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-29

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-30

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-31

Brighthouse Funds Trust I

AQR Global Risk Balanced Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

AQR Global Risk Balanced Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and AQR Capital Management, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the three- and five-year periods ended June 30, 2018, and outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended index for the one-, three-, and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-32

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class B shares of the BlackRock Global Tactical Strategies Portfolio returned -7.18%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.21%.

MARKET ENVIRONMENT / CONDITIONS

On the back of two years of steady growth in asset prices, markets began 2018 on an upward trajectory as consumer spending rose, unemployment stayed low, inflation exceeded 2.0% midyear and U.S. gross domestic product growth jumped to 4.2% on an annualized basis in the second quarter. The tailwinds of U.S. fiscal policy support, robust economic data and favourable earnings reports provided a strong boost to the markets in the first three quarters of 2018. By the fourth quarter, however, a build-up in geopolitical uncertainty and escalating trade tensions caused a noticeable rise in market volatility. Despite core stability in the U.S. macroeconomic environment, global growth (particularly the Eurozone) moderated and became much less synchronized.

Overall, financial conditions tightened in 2018 as central banks continued to taper balance sheet growth, shrinking global liquidity. The Federal Reserve (the “Fed”) hiked rates four times in 2018 due to continued stability in domestic indicators. However, in the fourth quarter, a clear shift in underlying drivers of asset price movements was observed. In his press conference, the Fed Chairman Powell pointed to his expectation for 2019 to be defined by continued steady growth and inflation, with unemployment low, and acknowledging that overall risks remain balanced. Credit spreads widened, the yield curve flattened (short term yields rose while longer term yields flattened), and government bonds rallied as investor confidence declined. While global equities experienced a material decline with slower Chinese growth, impasse in Brexit (U.K. amendment to leave the European Union) negotiations and heightened volatility impacting performance. All major regional indices ended the year in negative territory as concerns persisted on global growth and the direction of monetary policy.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio’s assets are allocated across a diversified mix of asset classes. The volatility of the Portfolio is generally managed by rotating out of risky assets and into cash during periods of market turbulence. Given the increase market volatility at the end of the year, the volatility control mechanism was triggered in December and the Portfolio was de-risked, selling exposure to equities.

The Portfolio underperformed the Dow Jones Moderate Index. Performance relative to the Dow Jones Moderate Index was dampened by the Portfolio’s higher relative international equity. Additionally, a significant contributor to the underperformance relative to the Dow Jones Moderate Index was the Portfolio’s strategic exposure to commodities. As part of the strategic benchmark, the Portfolio holds a 4% exposure to commodities which underperformed over the year. Energy led the way on the downside in the fourth quarter as oil prices plunged. The volatility control trades also detracted from performance for the year.

Contributors to performance included our tactical duration underweight as part of the theme of Financial Conditions Reversion. We had held a cautious stance on U.S. duration in anticipation of tightening financial conditions; yields rose in October to a level consistent with our view and we opted to close the position. Earlier in the year, the Portfolio also benefited from an underweight to the euro. An additional contributor to performance was the Portfolio’s exposure to Real Estate.

In terms positioning, we maintained a positive view to equities, as part of our Global Reflation theme, however due to December’s de-risking exercise, the Portfolio ended the year underweight global equities. In foreign exchange, we held a long exposure to the Australian Dollar and an overweight position to the Euro. The Portfolio ended the quarter with no active views on fixed income.

At the end of the year, we maintained a positive view to equities, particularly U.S. equities. In our view, investors were overly pessimistic in their read of the global growth outlook. December’s equity valuations therefore offered attractive pricing given our read of the underlying fundamentals. The recent shifts down in market pricing have been large, while the negative innovations in the macro tools we use to analyze growth, inflation, and policy have been relatively small. Indeed, the framework we use to compare market pricing of growth with our leading economic indicators suggested that the disconnect between the two is as large as it has been since the global financial crisis. So, while we agree with consensus narrative that global growth has slowed, at year end we continued to believe that market pricing of growth had become overly pessimistic.

At year end, the Portfolio continued to express conviction in the theme of Australian Convergence, expressed with an overweight to the Australian dollar. The theme detracted from performance during the year as the U.S. dollar and other major currencies strengthened on a relative basis against the Australian dollar. Nonetheless, our analysis continues to suggest that the forward path of Australian monetary policy is priced too dovishly given relatively stable export and consumer data.

Lastly, at period end, the Portfolio maintained exposure to the theme of European Central Bank (the “ECB”) Withdrawal. We initiated a long exposure to the Euro vs the U.S. dollar in August. The theme has been a negative contributor to performance. Though recent economic data out of the Eurozone has been weak, in our view the ECB is less able to pivot their policy stance in a dovish direction than the Fed. We expect that in a world of potentially slowing global growth, this disconnect in policy options will act as a tailwind for the euro. Hence, the Portfolio’s expression of the theme, an overweight to the euro against the U.S. dollar.

BHFTI-1

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

During the period, the Portfolio held derivatives, which positively impacted performance. As part of the Portfolio’s design, we use a 10-year interest rate swap to overlay 30% of the Portfolio’s net asset value to help dampen volatility. This position detracted from performance as interest rates climbed. Over the period, the 10-year U.S. Treasury rate increased from 2.46% to 2.68%. The Portfolio also employs derivatives to hedge and/or take outright views primarily through equity and bond futures. Over the year, the Portfolio used futures to access equity and currency exposures in the following markets: U.S., U.K., Germany, France, Italy, Spain, Sweden, Switzerland, Japan, Hong Kong, Singapore, Australia, Netherlands, and Europe. The Portfolio also used a total return swap on the MSCI Switzerland Index and the S&P GSCI Index to gain exposure to equities and commodities, respectively. Derivatives used in the Portfolio performed as expected over the reporting period.

Philip Green

Portfolio Manager

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	Since Inception[2]
BlackRock Global Tactical Strategies Portfolio
Class B	-7.18	3.05	4.00
Dow Jones Moderate Index	-5.21	4.11	5.18

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
iShares Core MSCI EAFE ETF	15.1
iShares Short-Term Corporate Bond ETF	7.2
iShares iBoxx $ Investment Grade Corporate Bond ETF	6.6
iShares Core U.S. Aggregate Bond ETF	5.7
Vanguard Total Bond Market ETF	4.4
Technology Select Sector SPDR Fund	3.9
Health Care Select Sector SPDR Fund	3.0
Financial Select Sector SPDR Fund	2.6
Real Estate Select Sector SPDR Fund	2.5
Consumer Discretionary Select Sector SPDR Fund	1.9

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	36.4
U.S. Large Cap Equities	19.8
Real Estate Equities	6.1
Commodities	1.4

BHFTI-3

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Global Tactical Strategies Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class B (a) (b)	Actual	0.87%	$1,000.00	$935.10	$4.24
	Hypothetical*	0.87%	$1,000.00	$1,020.82	$4.43

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.
(b)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Mutual Funds—63.8% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—63.8%
Communication Services Select Sector SPDR Fund (a)	2,882,694	$118,997,608
Consumer Discretionary Select Sector SPDR Fund (a)	1,209,438	119,746,456
Consumer Staples Select Sector SPDR Fund (a)	1,766,536	89,704,698
Energy Select Sector SPDR Fund (a)	1,131,065	64,866,578
Financial Select Sector SPDR Fund (a)	6,848,100	163,121,742
Health Care Select Sector SPDR Fund (a)	2,190,313	189,483,978
Industrial Select Sector SPDR Fund (a)	1,729,791	111,415,838
iShares Core MSCI EAFE ETF (b)	17,138,950	942,642,250
iShares Core U.S. Aggregate Bond ETF (a) (b)	3,352,095	356,964,597
iShares iBoxx $ Investment Grade Corporate Bond ETF (a) (b)	3,634,859	410,084,792
iShares Intermediate-Term Corporate Bond ETF (a) (b)	2,221,905	116,472,260
iShares Short-Term Corporate Bond ETF (a) (b)	8,721,911	450,399,484
Materials Select Sector SPDR Fund (a)	665,967	33,644,653
Real Estate Select Sector SPDR Fund (a)	5,048,109	156,491,379
Technology Select Sector SPDR Fund (a)	3,906,324	242,113,961
Utilities Select Sector SPDR Fund (a)	772,338	40,872,127
Vanguard Short-Term Corporate Bond ETF (a)	1,377,355	107,351,049
Vanguard Total Bond Market ETF (a)	3,474,294	275,198,828

Total Mutual Funds (Cost $4,028,562,034)		3,989,572,278

Short-Term Investments—32.3%

Mutual Fund—1.9%
SSGA USD Liquidity Fund, S2 Shares, 2.491% (c)	116,885,343	116,885,343

Repurchase Agreement—30.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $1,903,136,561; collateralized by U.S. Treasury Notes with rates ranging from 2.250% - 2.875%, maturity dates ranging from 09/30/23 - 01/31/24, and an aggregate market value of $1,941,073,152.	1,903,009,694	1,903,009,694

Total Short-Term Investments (Cost $2,019,895,037)		2,019,895,037

Securities Lending Reinvestments (d)—22.7%

Certificates of Deposit—8.6%
Banco Del Estado De Chile New York 2.695%, 1M LIBOR + 0.240%, 01/17/19 (e)	7,000,000	6,999,937
2.820%, 1M LIBOR + 0.350%, 05/20/19 (e)	3,000,000	2,999,937
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (e)	44,500,000	44,495,772
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (e)	12,000,000	11,995,176
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (e)	10,000,000	9,998,720
China Construction Bank Corp. 2.550%, 01/07/19	8,000,000	8,000,000

Certificates of Deposit—(Continued)
Citibank N.A. 2.490%, 02/04/19	7,500,000	7,498,958
Credit Agricole S.A. 2.799%, 1M LIBOR + 0.320%, 05/21/19 (e)	2,000,000	2,000,126
Credit Industriel et Commercial Zero Coupon, 01/25/19	17,079,047	17,270,590
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (e)	8,000,000	8,000,200
Credit Suisse AG 2.620%, 04/01/19	18,000,000	17,990,676
2.890%, SOFR + 0.430%, 05/02/19 (e)	15,000,000	14,999,820
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	10,000,000	9,999,260
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	12,891,574	12,975,907
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (e)	22,000,000	22,000,132
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (e)	13,000,000	13,000,078
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (e)	4,500,000	4,497,165
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (e)	26,250,000	26,250,210
2.665%, 1M LIBOR + 0.210%, 09/17/19 (e)	19,500,000	19,480,051
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (e)	21,000,000	20,998,278
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (e)	10,000,000	9,995,560
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (e)	22,000,000	21,999,362
2.717%, 3M LIBOR + 0.230%, 04/24/19 (e)	10,000,000	9,997,820
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (e)	30,500,000	30,499,390
Sumitomo Mitsui Banking Corp.
2.590%, 1M LIBOR + 0.190%, 04/11/19 (e)	20,000,000	19,992,660
2.700%, 02/25/19	8,000,000	8,000,736
Sumitomo Mitsui Banking Corp., New York 2.559%, 1M LIBOR + 0.180%, 03/05/19 (e)	10,500,000	10,497,512
2.620%, 1M LIBOR + 0.220%, 01/11/19 (e)	11,000,000	10,999,516
2.665%, 1M LIBOR + 0.210%, 05/17/19 (e)	10,000,000	9,995,800
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/08/19	10,905,432	10,968,760
Zero Coupon, 03/12/19	10,920,553	10,940,270
Svenska Handelsbanken AB 2.608%, 3M LIBOR + 0.210%, 01/03/19 (e)	4,000,211	4,003,991
2.799%, 1M LIBOR + 0.450%, 04/03/19 (e)	14,000,000	14,008,092
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (e)	5,500,000	5,494,764
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (e)	12,500,000	12,500,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (e)	30,000,000	30,026,022
2.730%, 3M LIBOR + 0.210%, 10/25/19 (e)	30,000,000	30,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (e)	10,000,000	$9,999,937

		541,371,185

Commercial Paper—2.7%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (e)	9,000,000	8,997,507
Banco Santander S.A. 2.500%, 01/16/19	9,936,111	9,987,960
2.740%, 02/07/19	9,929,978	9,970,880
Bank of China, Ltd. 2.690%, 01/17/19	19,865,500	19,976,520
Barton Capital S.A. 2.440%, 01/16/19	29,786,500	29,964,960
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (e)	22,000,000	22,000,000
Kells Funding LLC 2.610%, 04/10/19	31,582,400	31,763,776
Matchpoint Finance plc 2.890%, 05/08/19	4,927,349	4,946,265
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (e)	5,000,000	4,999,920
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (e)	10,000,000	9,998,900
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (e)	15,000,000	14,999,400

		167,606,088

Master Demand Notes—0.6%
Natixis Financial Products LLC 2.620%, OBFR + 0.230%, 01/02/19 (e)	20,000,000	20,000,000
2.640%, OBFR + 0.250%, 01/02/19 (e)	17,500,000	17,500,000

		37,500,000

Repurchase Agreements—10.3%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $65,498,333; collateralized by various Common Stock with an aggregate market value of $71,511,918.	65,000,000	65,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $43,116,638; collateralized by a U.S. Treasury Bill, maturing 02/12/19, and various Common Stock with an aggregate market value of $46,797,704.	43,000,000	43,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $15,112,700; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $15,300,001.	15,000,000	15,000,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $24,220,165; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $24,700,635.	24,216,303	$24,216,303
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $5,541,323; collateralized by various Common Stock with an aggregate market value of $6,050,000.	5,500,000	5,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $74,337,418; collateralized by various Common Stock with an aggregate market value of $82,719,817.	74,300,000	74,300,000
Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $213,857,647; collateralized by various Common Stock with an aggregate market value of $237,972,556.	213,750,000	213,750,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $68,634,148; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $75,149,646.	68,600,000	68,600,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $55,527,627; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $60,798,911.	55,500,000	55,500,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $79,039,324; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $86,542,595.	79,000,000	79,000,000

		643,866,303

Time Deposits—0.5%
Canadian Imperial Bank of Commerce 2.350%, 01/02/19	5,000,000	5,000,000
Landesbank Baden-Wuettertemberg 2.380%, 01/02/19	8,000,000	8,000,000
Royal Bank of Canada 2.420%, 01/02/19	5,000,000	5,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Time Deposits—(Continued)
United of Omaha Life Insurance 2.888%, 3M LIBOR + 0.100%, 02/04/19 (e)	17,000,000	$17,000,000

		35,000,000

Total Securities Lending Reinvestments (Cost $1,425,410,286)		1,425,343,576

Total Investments—118.8% (Cost $7,473,867,357)		7,434,810,891
Other assets and liabilities (net)—(18.8)%		(1,178,730,741)

Net Assets—100.0%		$6,256,080,150

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $1,441,304,139 and the collateral received consisted of cash in the amount of $1,424,440,957 and non-cash collateral with a value of $48,551,222. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government and sovereign foreign government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.

(b)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2018.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	26,571,500	JPMC	03/20/19	USD	18,742,208	$(1,989)
AUD	240,771,260	JPMC	03/20/19	USD	174,335,993	(4,526,005)
AUD	40,013,191	UBSA	03/20/19	USD	28,972,471	(752,162)
CHF	80,827,000	JPMC	03/20/19	USD	82,245,371	578,048
DKK	171,649,000	JPMC	03/20/19	USD	26,423,449	97,371
EUR	174,142,110	GSI	03/20/19	USD	199,920,784	890,425
EUR	252,760,955	GSI	03/20/19	USD	290,248,766	1,221,419
GBP	3,920,800	JPMC	03/20/19	USD	5,016,268	(204)
GBP	100,197,458	JPMC	03/20/19	USD	128,186,636	689
HKD	301,422,000	UBSA	03/20/19	USD	38,645,114	(64,185)
JPY	4,249,740,406	GSI	03/20/19	USD	38,184,331	814,818
JPY	17,354,063,202	JPMC	03/20/19	USD	155,278,485	3,976,817
SEK	129,892,026	JPMC	03/20/19	USD	14,521,006	224,968
SGD	15,561,000	JPMC	03/20/19	USD	11,389,707	47,445

Contracts to Deliver
AUD	18,000,000	GSI	03/20/19	USD	13,018,176	323,223
AUD	18,000,000	JPMC	03/20/19	USD	12,914,658	219,705
AUD	15,144,404	JPMC	03/20/19	USD	10,888,312	207,340
AUD	15,144,403	JPMC	03/20/19	USD	10,900,351	219,380
AUD	8,000,000	JPMC	03/20/19	USD	5,775,720	133,519
CHF	13,038,749	JPMC	03/20/19	USD	13,281,285	(79,520)
CHF	57,840,022	UBSA	03/20/19	USD	58,816,015	(452,650)
EUR	8,770,087	DBAG	03/20/19	USD	10,119,812	6,625
EUR	66,000,000	JPMC	03/20/19	USD	75,624,450	(483,160)
EUR	45,000,000	JPMC	03/20/19	USD	51,429,510	(462,042)
EUR	30,000,000	JPMC	03/20/19	USD	34,308,420	(285,948)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	30,000,000	JPMC	03/20/19	USD	34,140,090	$(454,278)
EUR	66,000,000	UBSA	03/20/19	USD	75,436,548	(671,062)
GBP	23,000,000	JPMC	03/20/19	USD	29,037,408	(387,575)
GBP	20,282,717	JPMC	03/20/19	USD	25,695,464	(253,171)
GBP	20,282,717	JPMC	03/20/19	USD	25,768,827	(179,808)
GBP	20,000,000	JPMC	03/20/19	USD	25,382,760	(204,182)
GBP	20,000,000	JPMC	03/20/19	USD	25,224,620	(362,322)
JPY	5,013,621,588	GSI	03/20/19	USD	44,859,966	(1,149,191)
JPY	4,710,828,010	GSI	03/20/19	USD	42,691,464	(539,008)
JPY	3,959,757,634	GSI	03/20/19	USD	35,328,987	(1,009,039)
JPY	4,000,000,000	JPMC	03/20/19	USD	35,491,356	(1,215,968)
JPY	4,000,000,000	JPMC	03/20/19	USD	35,508,996	(1,198,327)
JPY	3,959,757,634	JPMC	03/20/19	USD	35,459,185	(878,840)
JPY	1,500,000,000	UBSA	03/20/19	USD	13,350,260	(414,986)
SEK	40,000,000	GSI	03/20/19	USD	4,440,480	(100,514)
SGD	4,000,000	HSBC	03/20/19	USD	2,922,430	(17,523)
SGD	3,516,746	JPMC	03/20/19	USD	2,564,617	(20,150)
SGD	3,516,746	JPMC	03/20/19	USD	2,569,932	(14,835)

Net Unrealized Depreciation						$(7,216,852)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index E-Mini Futures	03/15/19	7,292	USD	625,653,600	$(14,410,711)
Russell 2000 Index E-Mini Futures	03/15/19	3,255	USD	219,549,750	(18,024,783)
S&P 500 Index E-Mini Futures	03/15/19	2,249	USD	281,709,740	(8,387,988)
TOPIX Index Futures	03/07/19	596	JPY	8,901,260,000	(5,007,139)
U.S. Treasury Long Bond Futures	03/20/19	1,436	USD	209,656,000	9,704,583
U.S. Treasury Note 5 Year Futures	03/29/19	1,368	USD	156,892,500	2,632,739
U.S. Treasury Note Ultra 10 Year Futures	03/20/19	2,874	USD	373,844,531	12,075,327

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	03/20/19	(3,338)	USD	(407,288,156)	(9,533,108)
U.S. Treasury Note 2 Year Futures	03/29/19	(894)	USD	(189,807,375)	(473,063)

Net Unrealized Depreciation					$(31,424,143)

Swap Agreements

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation(1)
Pay	3M UST	Quarterly	02/26/19	JPMC	S&P GSCI Commodity Index	USD	236,371,714	$(18,999,497)	$—	$(18,999,497)
Pay	3M UST	Quarterly	02/26/19	JPMC	S&P GSCI Commodity Index	USD	25,583,657	(2,105,694)	—	(2,105,694)

Totals								$(21,105,191)	$—	$(21,105,191)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation
Pay	3M LIBOR	Quarterly	3.210%	Semi-Annually	10/15/28	USD	280,000,000	$11,704,762	$4,293	$11,700,469
Pay	3M LIBOR	Quarterly	3.210%	Semi-Annually	10/16/28	USD	250,000,000	10,452,157	3,836	10,448,321
Pay	3M LIBOR	Quarterly	3.240%	Semi-Annually	10/17/28	USD	270,000,000	11,993,616	4,144	11,989,472
Pay	3M LIBOR	Quarterly	3.250%	Semi-Annually	10/18/28	USD	280,000,000	12,685,145	4,299	12,680,846
Pay	3M LIBOR	Quarterly	3.270%	Semi-Annually	10/19/28	USD	250,000,000	11,767,445	3,840	11,763,605
Pay	3M LIBOR	Quarterly	3.290%	Semi-Annually	10/16/28	USD	226,000,000	11,019,810	3,463	11,016,347
Pay	3M LIBOR	Quarterly	3.300%	Semi-Annually	10/09/28	USD	34,000,000	1,685,229	521	1,684,708
Pay	3M LIBOR	Quarterly	3.300%	Semi-Annually	10/12/28	USD	203,000,000	10,069,634	3,112	10,066,522

Totals								$81,377,798	$27,508	$81,350,290

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$3,989,572,278	$—	$—	$3,989,572,278
Short-Term Investments
Mutual Fund	116,885,343	—	—	116,885,343
Repurchase Agreement	—	1,903,009,694	—	1,903,009,694
Total Short-Term Investments	116,885,343	1,903,009,694	—	2,019,895,037
Total Securities Lending Reinvestments*	—	1,425,343,576	—	1,425,343,576
Total Investments	$4,106,457,621	$3,328,353,270	$—	$7,434,810,891

Collateral for Securities Loaned (Liability)	$—	$(1,424,440,957)	$—	$(1,424,440,957)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$8,961,792	$—	$8,961,792
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(16,178,644)	—	(16,178,644)
Total Forward Contracts	$—	$(7,216,852)	$—	$(7,216,852)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$24,412,649	$—	$—	$24,412,649
Futures Contracts (Unrealized Depreciation)	(55,836,792)	—	—	(55,836,792)
Total Futures Contracts	$(31,424,143)	$—	$—	$(31,424,143)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$81,350,290	$—	$81,350,290
OTC Swap Contracts
OTC Swap Contracts at Value (Liabilities)	$—	$(21,105,191)	$—	$(21,105,191)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$3,255,237,814
Affiliated investments at value (c) (d)	2,276,563,383
Repurchase Agreement at value which equal cost	1,903,009,694
Cash	1,575,487
Cash denominated in foreign currencies (e)	20,269,776
Cash collateral (f)	156,465,820
Unrealized appreciation on forward foreign currency exchange contracts	8,961,792
Receivable for:
Affiliated investments sold	82,925,464
Investments sold	25,758,660
Fund shares sold	10,400
Interest	345,441
Variation margin on futures contracts	6,198,604
Variation margin on centrally cleared swap contracts	5,728,080
Prepaid expenses	18,998

Total Assets	7,743,069,413
Liabilities
OTC swap contracts at market value	21,105,191
Unrealized depreciation on forward foreign currency exchange contracts	16,178,644
Collateral for securities loaned	1,424,440,957
Payables for:
Affiliated investments purchased	7,361,548
Investments purchased	8,153,340
Fund shares redeemed	2,795,654
Interest on OTC swap contracts	548,218
Accrued Expenses:
Management fees	3,309,134
Distribution and service fees	1,352,172
Deferred trustees’ fees	108,463
Other expenses	1,635,942

Total Liabilities	1,486,989,263

Net Assets	$6,256,080,150

Net Assets Consist of:
Paid in surplus	$6,278,369,875
Distributable earnings (Accumulated losses)	(22,289,725)

Net Assets	$6,256,080,150

Net Assets
Class B	$6,256,080,150
Capital Shares Outstanding*
Class B	678,211,225
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.22

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement and affiliated investments, was $3,179,385,543.
(b)	Includes securities loaned at value of $891,466,387.
(c)	Identified cost of affiliated investments was $2,391,472,120.
(d)	Includes securities loaned at value of $549,837,752.
(e)	Identified cost of cash denominated in foreign currencies was $19,929,972.
(f)	Includes collateral of $60,168,000 for futures contracts, $26,750,000 for OTC swap contracts and $69,547,820 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends from Underlying ETFs	$40,461,169
Dividends from affiliated investments	69,394,144
Interest	21,692,082
Securities lending income	6,140,443

Total investment income	137,687,838
Expenses
Management fees	46,576,979
Administration fees	283,977
Custodian and accounting fees	387,498
Distribution and service fees—Class B	17,683,453
Audit and tax services	57,151
Legal	46,024
Trustees’ fees and expenses	33,731
Shareholder reporting	198,463
Insurance	47,000
Miscellaneous	66,132

Total expenses	65,380,408
Less management fee waiver	(3,854,477)

Net expenses	61,525,931

Net Investment Income	76,161,907

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	276,650,961
Affiliated investments	36,655,533
Futures contracts	(98,968,655)
Swap contracts	(180,975,210)
Foreign currency transactions	1,363,772
Forward foreign currency transactions	(47,349,479)
Capital gain distributions from Underlying ETFs	91,384

Net realized loss	(12,531,694)

Net change in unrealized appreciation (depreciation) on:
Investments	(374,260,027)
Affiliated investments	(217,627,708)
Futures contracts	(32,026,237)
Swap contracts	86,185,718
Foreign currency transactions	(703,878)
Forward foreign currency transactions	(19,101,902)

Net change in unrealized depreciation	(557,534,034)

Net realized and unrealized loss	(570,065,728)

Net Decrease in Net Assets From Operations	$(493,903,821)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$76,161,907	$34,679,182
Net realized gain (loss)	(12,531,694)	555,189,916
Net change in unrealized appreciation (depreciation)	(557,534,034)	340,349,668

Increase (decrease) in net assets from operations	(493,903,821)	930,218,766

From Distributions to Shareholders (a)
Class B	(604,729,598)	(140,459,013)

Total distributions	(604,729,598)	(140,459,013)

Decrease in net assets from capital share transactions	(178,830,436)	(583,695,337)

Total increase (decrease) in net assets	(1,277,463,855)	206,064,416

Net Assets (b)
Beginning of period	7,533,544,005	7,327,479,589

End of period	$6,256,080,150	$7,533,544,005 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	1,598,435	$16,576,170	2,419,220	$24,876,055
Reinvestments	60,837,988	604,729,598	13,716,701	140,459,013
Redemptions	(78,917,800)	(800,136,204)	(72,814,941)	(749,030,405)

Net decrease	(16,481,377)	$(178,830,436)	(56,679,020)	$(583,695,337)

Decrease derived from capital shares transactions		$(178,830,436)		$(583,695,337)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 11). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class B	$(50,163,933)	$(90,295,080)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $68,312,198 as of December 31, 2017.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.84	$9.75	$10.33	$10.95	$11.05

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.05	0.06	0.04	0.07
Net realized and unrealized gain (loss)	(0.82)	1.24	0.37	(0.04)	0.56

Total income (loss) from investment operations	(0.71)	1.29	0.43	0.00	0.63

Less Distributions
Distributions from net investment income	(0.15)	(0.07)	(0.15)	(0.17)	(0.13)
Distributions from net realized capital gains	(0.76)	(0.13)	(0.86)	(0.45)	(0.60)

Total distributions	(0.91)	(0.20)	(1.01)	(0.62)	(0.73)

Net Asset Value, End of Period	$9.22	$10.84	$9.75	$10.33	$10.95

Total Return (%) (b)	(7.18)	13.31	4.43	(0.11)	5.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.92	0.92	0.92	0.92	0.92
Net ratio of expenses to average net assets (%) (c) (d)	0.87	0.89	0.89	0.89	0.90
Ratio of net investment income to average net assets (%)	1.08	0.47	0.61	0.35	0.63
Portfolio turnover rate (%)	40	1	2	51	25
Net assets, end of period (in millions)	$6,256.1	$7,533.5	$7,327.5	$7,482.6	$7,846.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Global Tactical Strategies Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio allocates its assets in a broad range of asset classes, primarily through other investment companies known as exchange traded funds (“Underlying ETFs”), involving primarily series of the iShares® Trust and iShares®, Inc., but the Portfolio also has the ability to invest in series sponsored by other companies.

2. Consolidation of Subsidiary—BlackRock Global Tactical Strategies Portfolio, Ltd.

The Portfolio may invest up to 6% of its total assets in the BlackRock Global Tactical Strategies Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is May 14, 2013 and it invests primarily in commodity-linked derivatives and exchange-traded funds. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by BlackRock Financial Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2018, the Portfolio held $122,263,936 in the Subsidiary, representing 1.6% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the consolidated financial statements were issued.

BHFTI-14

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Investments in the ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the

BHFTI-15

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

BHFTI-16

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $1,903,009,694, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $643,866,303, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Consolidated Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

BHFTI-17

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures and treasury futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty

BHFTI-18

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$81,350,290
	Unrealized appreciation on futures contracts (b) (c)	24,412,649	Unrealized depreciation on futures contracts (b) (c)	$10,006,171
Equity			Unrealized depreciation on futures contracts (b) (c)	45,830,621
Commodity			OTC swap contracts at market value (d)	21,105,191
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	8,961,792	Unrealized depreciation on forward foreign currency exchange contracts	16,178,644

Total		$114,724,731		$93,120,627

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(d)	Excludes OTC swap interest payable of $548,218.

BHFTI-19

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Deutsche Bank AG	$6,625	$—	$—	$6,625
Goldman Sachs International	3,249,885	(2,797,752)	—	452,133
JPMorgan Chase Bank N.A.	5,705,282	(5,705,282)	—	—

	$8,961,792	$(8,503,034)	$—	$458,758

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Goldman Sachs International	$2,797,752	$(2,797,752)	$—	$—
HSBC Bank plc	17,523	—	—	17,523
JPMorgan Chase Bank N.A.	32,113,515	(5,705,282)	(26,408,233)	—
UBS AG	2,355,045	—	—	2,355,045

	$37,283,835	$(8,503,034)	$(26,408,233)	$2,372,568

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(47,349,479)	$(47,349,479)
Futures contracts	16,519,102	(115,487,757)	—	—	(98,968,655)
Swap contracts	(170,844,556)	(2,782,710)	(7,347,944)	—	(180,975,210)

	$(154,325,454)	$(118,270,467)	$(7,347,944)	$(47,349,479)	$(327,293,344)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$(19,101,902)	$(19,101,902)
Futures contracts	18,585,721	(50,611,958)	—	—	(32,026,237)
Swap contracts	119,809,156	(1,846,417)	(31,777,021)	—	86,185,718

	$138,394,877	$(52,458,375)	$(31,777,021)	$(19,101,902)	$35,057,579

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,759,265,256
Futures contracts long	923,866,823
Futures contracts short	(375,266,293)
Swap contracts	2,544,686,508

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-20

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the

BHFTI-21

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,762,078,403	$0	$1,660,937,552

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$46,576,979	0.800%	First $100 million
	0.750%	$100 million to $300 million
	0.700%	$300 million to $600 million
	0.675%	$600 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.150%	First $100 million
0.100%	$100 million to $300 million
0.050%	$300 million to $600 million
0.025%	$600 million to $1 billion
0.020%	$1 billion to $2.5 billion
0.050%	$2.5 billion to $4.5 billion
0.060%	$4.5 billion to $6.5 billion
0.130%	Over $6.5 billion

An identical agreement was in place for the period November 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is

BHFTI-22

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying ETFs for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying ETFs net assets. Transactions in the Underlying ETFs for the year ended December 31, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2018
iShares Core MSCI EAFE ETF	$34,434,542	$1,056,656,619	$(57,492,313)	$(8,946,752)	$(82,009,846)	$942,642,250
iShares Core U.S. Aggregate Bond ETF	333,413,205	56,672,462	(24,512,549)	(109,669)	(8,498,852)	356,964,597
iShares iBoxx $ Investment Grade Corporate Bond ETF	469,002,792	—	(25,194,771)	(894,317)	(32,828,912)	410,084,792
iShares Intermediate-Term Corporate Bond ETF*	128,171,805	—	(6,570,446)	(435,623)	(4,693,476)	116,472,260
iShares MSCI EAFE Fund	351,177,427	—	(316,780,247)	30,748,206	(65,145,386)	—
iShares MSCI Japan Fund	44,621,361	—	(41,256,205)	7,312,390	(10,677,546)	—
iShares Short-Term Corporate Bond ETF**	482,864,928	—	(26,647,699)	(254,591)	(5,563,154)	450,399,484
iShares U.S. Real Estate ETF	151,808,608	7,250,760	(160,084,721)	9,235,889	(8,210,536)	—

	$1,995,494,668	$1,120,579,841	$(658,538,951)	$36,655,533	$(217,627,708)	$2,276,563,383

*	Formerly known as iShares Intermediate Credit Bond ETF
**	Formerly known as iShares 1-3 Year Credit Bond ETF

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2018
iShares Core MSCI EAFE ETF	$17,730,153	$17,138,950
iShares Core U.S. Aggregate Bond ETF	9,457,392	3,352,095
iShares iBoxx $ Investment Grade Corporate Bond ETF	15,964,541	3,634,859
iShares Intermediate-Term Corporate Bond ETF	4,195,776	2,221,905
iShares MSCI EAFE Fund	5,825,990	—
iShares MSCI Japan Fund	342,809	—
iShares Short-Term Corporate Bond ETF	11,729,428	8,721,911
iShares U.S. Real Estate ETF	4,148,055	—

	$69,394,144

BHFTI-23

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$7,515,188,859
Gross unrealized appreciation	210,711,037
Gross unrealized depreciation	(235,822,924)

Net unrealized appreciation (depreciation)	$(25,111,887)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$418,185,942	$102,549,029	$186,543,656	$37,909,984	$604,729,598	$140,459,013

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$12,250,401	$—	$(24,743,591)	$(9,688,070)	$(22,181,260)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $9,688,070.

11. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Consolidated Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Consolidated Statements of Changes in Net Assets.

BHFTI-24

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock Global Tactical Strategies Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the BlackRock Global Tactical Strategies Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the consolidated financial position of the BlackRock Global Tactical Strategies Portfolio and subsidiary of the Brighthouse Funds Trust I as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-27

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-28

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-29

Brighthouse Funds Trust I

BlackRock Global Tactical Strategies Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

BlackRock Global Tactical Strategies Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year and five-year periods ended June 30, 2018, and underperformed the median of its Performance Universe for the one-year period ended June 30, 2018. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2018, and outperformed the average of its Morningstar Category for the five-year period ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended September 30, 2018. The Board also noted that the Portfolio outperformed its blended index for the one-year period ended September 30, 2018, and underperformed its blended index for the three- and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were above the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-30

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A and B shares of the BlackRock High Yield Portfolio returned -2.58% and -2.87%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index1, returned -2.08%.

MARKET ENVIRONMENT / CONDITIONS

Market volatility was the fourth quarter’s pervasive theme. Global risk assets repriced sharply lower, and high yield spreads ended 2018 approximately 200 basis points (“bps”) wider than they began the year, highlighting the substantial degree of volatility at year-end. Markets reacted to multiple issues this year, notably U.S. trade tensions, the transition from quantitative easing to quantitative tightening, uneven global growth, oil price volatility, Brexit (U.K. amendment to leave the European Union), and Italy. By the end of December, investors digested a Federal Reserve (the “Fed”) interest rate hike despite more dovish than expected messaging from Fed Chairman Powell. While sell-side views at year end remained at 2-4 rate hikes into 2019, the range of possible outcomes is arguably wider than anticipated mid-way through the quarter.

High yield new issue activity was light on the quarter and non-existent in December. A mere $17 billion priced in the high yield market across October and November. 2018’s theme of comingled fund outflows continued into year-end. In total, approximately $45 billion in assets under management (“AUM”) exited the high yield asset class in 2018. More than $20 billion of this outflow occurred in the 4th quarter. However, institutional demand (not publicly trackable) remains firm, particularly from select offshore investors who continue to seek income.

Despite increased mark-to-market volatility, default activity remained light in the 4th quarter. By year-end, the high yield market’s 1.87% par-weighted default rate remained well below historical averages (~3%). On a go-forward basis, the team does not expect default rates to increase meaningfully given fundamental conditions remain firm.

Specific to high yield performance, lower-rated assets substantially underperformed in the fourth quarter after posting a strong performance for most of 2018. CCC-rated bonds returned -3.8% in 2018, while B-rated names posted the strongest returns of -1.3%. BB-rated bonds, which struggled earlier in 2018 due to their longer duration and tighter spreads, held up best in the fourth quarter. Sector-level return dispersion grew more pronounced in the fourth quarter after compressing throughout the year. By year-end, the best and worst-performers within high yield had an approximately 10% return differential (Automotive, -8.11% and Utilities, +1.68%).

PORTFOLIO REVIEW / PERIOD-END POSITIONING

Over the course of 2018, the Portfolio underperformed its benchmark, primarily due to out-of-benchmark allocations. Individual tactical allocations as well as security selection within the high yield market contributed to relative performance over the year. Top contributors to the Portfolio’s performance by industry include selection within the Oil Field Services, Midstream, and Chemicals sectors, whereas selection within Wireless, Independent Energy, and Metals & Mining contributed negatively to performance.

The Portfolio remained overweight B-rated and select CCC-rated names over the course of the year, and allocations to these ratings buckets were additive to performance. The team’s allocation to CCC-rated credits throughout the period was based on the team’s view there was either potential for a near-term upgrade to single B or a near-term catalyst for price appreciation, or the CCC-rated security was short duration paper with substantial yield. Although the Portfolio maintained a consistent underweight to BB-rated credits, selection within this ratings bucket was a top contributor to performance, along with non-rated out-of-benchmark securities. On the other hand, the Portfolio’s allocation to BBB-rated names detracted.

From an asset allocation perspective, performance was driven by out-of-benchmark allocations to leveraged loans, equity, and investment grade bonds, which contributed negatively to performance during the year. The Portfolio also maintained a tactical allocation to preferred equities which contributed to relative performance. Security selection within the Portfolio’s high yield allocation also contributed to relative performance.

Over the course of the year, the Portfolio reduced exposures to the Metals & Mining, Gaming, and Midstream sectors, taking advantage of compressed yields to seek better relative value opportunities elsewhere. During the period, the team increased the Portfolio’s loan allocation, given the asset class’ attractive risk-adjusted income with next-to-no duration profile. At the end of the period, the Portfolio’s top sector overweights were to the Information Technology, Chemicals, and Wireless sectors. The team continued to like the Information Technology sector, particularly software businesses, given their high margins, low capital intensity, and high free cash flow generation, and continued to find opportunities in companies with stable recurring revenues with high renewal rates. The Portfolio’s largest

BHFTI-1

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Managed by BlackRock Financial Management, Inc.

Portfolio Manager Commentary*—(Continued)

sector underweights were to Finance Companies, Retailers, and Media & Entertainment. Finance Companies and Retailers are facing cyclical and secular challenges, respectively. Similarly, within the Media & Entertainment sector, the team’s cautious view was driven by concerns over the challenges “traditional” (TV, radio, print) media companies face from digital competitors (Google, Facebook) that are rapidly absorbing consumer time and advertising dollars.

James Keenan

Mitch Garfin

David Delbos

Derek Schoenhofen

Portfolio Managers

BlackRock Financial Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. CORPORATE HIGH YIELD 2% ISSUER CAPPED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
BlackRock High Yield Portfolio
Class A	-2.58	3.67	10.40
Class B	-2.87	3.41	10.10
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	-2.08	3.84	11.14

1 The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is composed of fixed rate non-investment grade debt with at least one year remaining to maturity that are dollar-denominated, nonconvertible and have an outstanding par value of at least $100 million. It limits issue exposure to a 2% maximum.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Sectors

% of Net Assets
Corporate Bonds & Notes	75.2
Floating Rate Loans	14.6
Asset-Backed Securities	3.9
Common Stocks	1.3
Preferred Stocks	0.6
Convertible Bonds	0.1

BHFTI-3

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock High Yield Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A	Actual	0.69%	$1,000.00	$969.30	$3.42
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

Class B	Actual	0.94%	$1,000.00	$967.50	$4.66
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—75.2% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.3%
Clear Channel International B.V. 8.750%, 12/15/20 (144A)	1,233,000	$1,242,248
MDC Partners, Inc. 6.500%, 05/01/24 (144A) (a)	814,000	740,740

		1,982,988

Aerospace/Defense—2.1%
Arconic, Inc. 5.125%, 10/01/24	1,475,000	1,423,375
BBA U.S. Holdings, Inc. 5.375%, 05/01/26 (144A)	606,000	574,179
Bombardier, Inc. 5.750%, 03/15/22 (144A)	145,000	135,213
6.000%, 10/15/22 (144A)	27,000	25,313
6.125%, 01/15/23 (144A) (a)	1,873,000	1,755,937
7.450%, 05/01/34 (144A)	316,000	282,030
7.500%, 12/01/24 (144A) (a)	2,690,000	2,535,325
7.500%, 03/15/25 (144A) (a)	2,083,000	1,963,227
7.750%, 03/15/20 (144A)	198,000	200,970
8.750%, 12/01/21 (144A)	913,000	940,390
Kratos Defense & Security Solutions, Inc. 6.500%, 11/30/25 (144A)	633,000	644,077
Pioneer Holdings LLC / Pioneer Finance Corp. 9.000%, 11/01/22 (144A)	294,000	295,470
TransDigm UK Holdings plc 6.875%, 05/15/26 (144A)	2,080,000	1,981,200
TransDigm, Inc. 6.500%, 07/15/24	525,000	510,563
6.500%, 05/15/25	154,000	147,070

		13,414,339

Apparel—0.0%
PVH Corp. 3.125%, 12/15/27 (EUR)	220,000	234,882

Auto Manufacturers—0.4%
Fiat Chrysler Automobiles NV 3.750%, 03/29/24 (EUR)	200,000	240,353
Fiat Chrysler Finance Europe S.A. 4.750%, 07/15/22 (EUR)	100,000	124,600
6.750%, 10/14/19 (EUR)	110,000	132,246
Navistar International Corp. 6.625%, 11/01/25 (144A)	547,000	527,855
Tesla, Inc. 5.300%, 08/15/25 (144A)	974,000	846,163
Volvo Car AB 2.000%, 01/24/25 (EUR)	200,000	214,312
Wabash National Corp. 5.500%, 10/01/25 (144A)	513,000	439,256

		2,524,785

Auto Parts & Equipment—0.2%
Adient Global Holdings, Ltd. 3.500%, 08/15/24 (EUR)	200,000	183,888

Auto Parts & Equipment—(Continued)
GKN Holdings, Ltd. 3.375%, 05/12/32 (GBP)	200,000	240,376
IHO Verwaltungs GmbH
2.750%, 3.500% PIK, 09/15/21 (EUR) (b)	100,000	113,429
3.250%, 4.000% PIK, 09/15/23 (EUR) (b)	300,000	334,926
3.750%, 4.500% PIK, 09/15/26 (EUR) (b)	150,000	164,558
LKQ Italia Bondco S.p.A. 3.875%, 04/01/24 (EUR)	200,000	233,733
Tenneco, Inc. 5.000%, 07/15/24 (EUR)	182,000	212,937

		1,483,847

Banks—2.8%
Allied Irish Banks plc 4.125%, 5Y EUR Swap + 3.950%, 11/26/25 (EUR) (c)	225,000	261,993
Banco BPM S.p.A.
2.750%, 07/27/20 (EUR)	400,000	462,805
4.250%, 01/30/19 (EUR)	100,000	114,919
Banco Espirito Santo S.A.
2.625%, 05/08/17 (EUR) (d) (l)	400,000	135,198
4.750%, 01/15/18 (EUR) (d) (l)	1,000,000	329,403
Bank of America Corp.
5.125%, 3M LIBOR + 3.387%, 06/17/19 (c)	690,000	674,475
6.100%, 3M LIBOR + 3.898%, 03/17/25 (c)	769,000	757,465
6.250%, 3M LIBOR + 3.705%, 09/05/24 (c)	1,160,000	1,146,080
6.500%, 3M LIBOR + 4.174%, 10/23/24 (c)	1,087,000	1,100,587
Bank of Ireland 4.250%, 5Y EUR Swap + 3.550%, 06/11/24 (EUR) (c)	320,000	367,556
Bankia S.A. 4.000%, 5Y EUR Swap + 3.166%, 05/22/24 (EUR) (c)	300,000	343,897
Barclays plc
2.625%, 5Y EUR Swap + 2.450%, 11/11/25 (EUR) (c)	200,000	226,149
4.375%, 09/11/24	1,330,000	1,255,501
5.200%, 05/12/26	400,000	383,433
CaixaBank S.A. 3.500%, 5Y EUR Swap + 3.350%, 02/15/27 (EUR) (c)	100,000	117,805
CIT Group, Inc.
5.250%, 03/07/25	283,000	276,633
5.800%, 3M LIBOR + 3.972%, 06/15/22 (c)	569,000	514,945
6.000%, 04/01/36	1,550,000	1,418,250
6.125%, 03/09/28	222,000	220,890
Deutsche Pfandbriefbank AG 4.600%, 02/22/27 (EUR)	100,000	118,049
Goldman Sachs Group, Inc. (The) 5.000%, 3M LIBOR + 2.874%, 11/10/22 (c)	526,000	443,484
Hongkong & Shanghai Banking Corp., Ltd. (The) 2.750%, 3M LIBOR + 0.000%, 01/27/19 (c)	100,000	67,564
Intesa Sanpaolo S.p.A.
2.125%, 08/30/23 (EUR)	100,000	115,000
6.625%, 09/13/23 (EUR)	400,000	519,648
JPMorgan Chase & Co.
5.000%, 3M LIBOR + 3.320%, 07/01/19 (c)	350,000	337,750
5.300%, 3M LIBOR + 3.800%, 05/01/20 (c)	2,335,000	2,305,812
6.100%, 3M LIBOR + 3.330%, 10/01/24 (c)	1,237,000	1,229,269
6.125%, 3M LIBOR + 3.330%, 04/30/24 (c)	243,000	241,178

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Morgan Stanley 5.550%, 3M LIBOR + 3.810%, 07/15/20 (c)	345,000	$334,822
National Westminster Bank plc
3.000%, 3M LIBOR + 0.250%, 02/28/19 (c)	100,000	74,000
Royal Bank of Scotland Group plc 8.625%, 5Y USD Swap + 7.598%, 08/15/21 (a) (c)	238,000	246,330
UniCredit S.p.A.
4.375%, 5Y EUR Swap + 4.316%, 01/03/27 (EUR) (c)	200,000	229,021
5.750%, 5Y EUR Swap + 4.100%, 10/28/25 (EUR) (c)	150,000	177,152
6.950%, 10/31/22 (EUR)	200,000	256,452
Wells Fargo & Co.
5.875%, 3M LIBOR + 3.990%, 06/15/25 (a) (c)	895,000	884,663
5.900%, 3M LIBOR + 3.110%, 06/15/24 (c)	180,000	171,495

		17,859,673

Building Materials—0.4%
BMBG Bond Finance SCA 3.000%, 06/15/21 (EUR)	100,000	114,545
CPG Merger Sub LLC 8.000%, 10/01/21 (144A)	634,000	614,980
JELD-WEN, Inc.
4.625%, 12/15/25 (144A)	311,000	272,125
4.875%, 12/15/27 (144A)	40,000	33,800
Masonite International Corp. 5.750%, 09/15/26 (144A)	354,000	333,645
NCI Building Systems, Inc. 8.000%, 04/15/26 (144A)	163,000	149,145
Norbord, Inc. 6.250%, 04/15/23 (144A)	486,000	486,782
PGT Escrow Issuer, Inc. 6.750%, 08/01/26 (144A)	235,000	231,475
Standard Industries, Inc. 5.375%, 11/15/24 (144A)	112,000	105,140
USG Corp. 4.875%, 06/01/27 (144A)	234,000	235,755

		2,577,392

Chemicals—2.7%
Alpha 2 B.V. 8.750%, 9.500% PIK, 06/01/23 (144A) (a) (b)	574,000	549,605
Alpha 3 B.V. / Alpha U.S. Bidco, Inc. 6.250%, 02/01/25 (144A) (a)	1,675,000	1,574,500
Axalta Coating Systems LLC 4.875%, 08/15/24 (144A)	459,000	433,755
Blue Cube Spinco LLC
9.750%, 10/15/23	831,000	914,100
10.000%, 10/15/25	902,000	1,019,260
Chemours Co. (The)
4.000%, 05/15/26 (EUR)	300,000	324,803
5.375%, 05/15/27	769,000	692,100
6.625%, 05/15/23	152,000	153,520
GCP Applied Technologies, Inc. 5.500%, 04/15/26 (144A)	352,000	343,200
Hexion, Inc. 10.375%, 02/01/22 (144A)	247,000	196,983

Chemicals—(Continued)
INEOS Finance plc 4.000%, 05/01/23 (EUR)	132,000	151,254
Momentive Performance Materials, Inc. 3.880%, 10/24/21	646,000	684,760
Monitchem HoldCo 3 S.A. 5.250%, 06/15/21 (EUR)	100,000	111,424
NOVA Chemicals Corp.
4.875%, 06/01/24 (144A)	641,000	578,502
OCI NV 5.000%, 04/15/23 (EUR)	110,000	128,450
Olin Corp. 5.125%, 09/15/27 (a)	172,000	158,240
Platform Specialty Products Corp.
5.875%, 12/01/25 (144A) (a)	2,579,000	2,411,365
6.500%, 02/01/22 (144A)	4,644,000	4,644,000
PQ Corp.
5.750%, 12/15/25 (144A)	1,130,000	1,045,250
6.750%, 11/15/22 (144A)	463,000	476,890
PSPC Escrow Corp. 6.000%, 02/01/23 (EUR)	138,000	161,671
Solvay Finance S.A. 5.118%, 5Y EUR Swap + 4.889%, 06/02/21 (EUR) (c)	200,000	241,391
Versum Materials, Inc. 5.500%, 09/30/24 (144A)	352,000	348,480

		17,343,503

Coal—0.3%
CONSOL Energy, Inc. 11.000%, 11/15/25 (144A)	1,106,000	1,211,070
SunCoke Energy Partners L.P. / SunCoke Energy Partners Finance Corp. 7.500%, 06/15/25 (144A)	540,000	511,650

		1,722,720

Commercial Services—3.2%
AA Bond Co., Ltd. 4.875%, 07/31/43 (GBP)	100,000	121,164
ADT Security Corp. (The)
3.500%, 07/15/22	671,000	620,675
4.125%, 06/15/23 (a)	284,000	259,860
4.875%, 07/15/32 (144A)	945,000	699,300
APX Group, Inc.
7.875%, 12/01/22	291,000	274,995
8.750%, 12/01/20 (a)	493,000	469,583
Avis Budget Finance plc 4.750%, 01/30/26 (EUR)	265,000	286,165
Blitz F18-674 GmbH 6.000%, 07/30/26 (EUR)	100,000	107,984
EC Finance plc 2.375%, 11/15/22 (EUR)	200,000	223,066
Flexi-Van Leasing, Inc. 10.000%, 02/15/23 (144A) (a)	219,000	177,390
Gartner, Inc. 5.125%, 04/01/25 (144A)	418,000	406,584
Graham Holdings Co. 5.750%, 06/01/26 (144A)	384,000	384,960

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Herc Rentals, Inc.
7.500%, 06/01/22 (144A)	162,000	$169,290
7.750%, 06/01/24 (144A) (a)	319,000	332,558
Hertz Corp. (The) 7.625%, 06/01/22 (144A)	908,000	855,790
Hertz Holdings Netherlands B.V. 5.500%, 03/30/23 (EUR)	277,000	312,580
Intertrust Group B.V. 3.375%, 11/15/25 (EUR)	294,000	331,124
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, 08/01/23 (144A)	2,394,000	2,287,682
Laureate Education, Inc. 8.250%, 05/01/25 (144A)	155,000	162,750
Loxam SAS 3.500%, 05/03/23 (EUR)	224,000	256,340
Matthews International Corp. 5.250%, 12/01/25 (144A)	23,000	21,390
Nexi Capital S.p.A.
3.625%, 3M EURIBOR + 3.625%, 05/01/23 (EUR) (c)	109,000	123,326
4.125%, 11/01/23 (EUR)	100,000	113,150
Nielsen Co. Luxembourg S.a.r.l. (The) 5.000%, 02/01/25 (144A) (a)	196,000	183,260
Nielsen Finance LLC / Nielsen Finance Co. 5.000%, 04/15/22 (144A)	608,000	580,640
Prime Security Services Borrower LLC / Prime Finance, Inc. 9.250%, 05/15/23 (144A)	2,123,000	2,189,344
Refinitiv U.S. Holdings, Inc.
4.500%, 05/15/26 (EUR)	188,000	209,477
4.500%, 05/15/26 (144A) (EUR)	895,000	997,246
6.250%, 05/15/26 (144A) (a)	147,000	141,855
6.875%, 11/15/26 (EUR)	100,000	105,695
8.250%, 11/15/26 (144A)	1,236,000	1,129,395
Ritchie Bros Auctioneers, Inc. 5.375%, 01/15/25 (144A)	377,000	365,690
Service Corp. International 5.375%, 05/15/24	330,000	326,700
ServiceMaster Co. LLC (The) 5.125%, 11/15/24 (144A)	290,000	274,050
Team Health Holdings, Inc. 6.375%, 02/01/25 (144A) (a)	946,000	772,173
United Rentals North America, Inc.
4.625%, 10/15/25	398,000	355,215
4.875%, 01/15/28	355,000	311,513
5.500%, 07/15/25	118,000	111,215
5.500%, 05/15/27	1,070,000	992,425
5.875%, 09/15/26	242,000	228,085
Verisure Holding AB 3.500%, 05/15/23 (EUR)	119,000	133,677
Verisure Midholding AB 5.750%, 12/01/23 (EUR)	100,000	110,255
Verscend Escrow Corp. 9.750%, 08/15/26 (144A)	1,218,000	1,144,920
WEX, Inc. 4.750%, 02/01/23 (144A)	388,000	378,300

		20,038,836

Computers—1.1%
Banff Merger Sub, Inc.
8.375%, 09/01/26 (EUR)	240,000	253,784
9.750%, 09/01/26 (144A)	2,751,000	2,517,165
Booz Allen Hamilton, Inc. 5.125%, 05/01/25 (144A) (a)	109,000	103,550
Dell International LLC / EMC Corp.
6.020%, 06/15/26 (144A)	635,000	638,160
7.125%, 06/15/24 (144A)	1,453,000	1,478,428
Harland Clarke Holdings Corp. 8.375%, 08/15/22 (144A)	306,000	278,843
Western Digital Corp. 4.750%, 02/15/26 (a)	2,041,000	1,770,567

		7,040,497

Distribution/Wholesale—0.8%
American Builders & Contractors Supply Co., Inc. 5.875%, 05/15/26 (144A)	469,000	446,577
Core & Main L.P. 6.125%, 08/15/25 (144A)	657,000	583,087
HD Supply, Inc. 5.375%, 10/15/26 (144A)	3,774,000	3,655,459
KAR Auction Services, Inc. 5.125%, 06/01/25 (144A)	383,000	345,658
Rexel S.A. 3.500%, 06/15/23 (EUR)	206,000	240,079

		5,270,860

Diversified Financial Services—3.4%
Alliance Data Systems Corp. 5.375%, 08/01/22 (144A)	813,000	792,675
Ally Financial, Inc.
4.625%, 05/19/22	312,000	306,930
8.000%, 11/01/31	4,206,000	4,668,660
Arrow Global Finance plc
2.875%, 3M EURIBOR + 2.875%, 04/01/25 (EUR) (c)	100,000	104,298
3.750%, 3M EURIBOR + 3.750%, 03/01/26 (EUR) (c)	100,000	107,668
5.125%, 09/15/24 (GBP)	100,000	113,490
Blackstone CQP Holdco L.P.
6.000%, 08/18/21 (144A)	533,000	533,759
6.500%, 03/20/21 (144A)	3,261,000	3,269,286
Bracken MidCo1 plc 8.875%, PIK, 10/15/23 (GBP) (b)	100,000	117,155
Garfunkelux Holdco 3 S.A.
4.500%, 3M EURIBOR + 4.500%, 09/01/23 (EUR) (c)	100,000	94,529
7.500%, 08/01/22 (EUR)	200,000	202,248
Icahn Enterprises L.P. / Icahn Enterprises Finance Corp.
6.250%, 02/01/22	194,000	191,575
6.375%, 12/15/25	722,000	694,925
6.750%, 02/01/24	244,000	241,560
Intrum AB 2.750%, 07/15/22 (EUR)	200,000	210,688
Jefferies Finance LLC / JFIN Co-Issuer Corp.
6.875%, 04/15/22 (144A)	1,047,000	1,018,207
7.375%, 04/01/20 (144A)	305,000	304,238

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Jerrold Finco plc
6.125%, 01/15/24 (GBP)	100,000	$122,371
6.250%, 09/15/21 (GBP)	100,000	125,153
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.250%, 10/01/25 (144A)	672,000	599,760
Lehman Brothers Holdings, Inc.
Zero Coupon, 02/05/14 (EUR) (d)	4,500,000	108,273
4.750%, 01/16/14 (EUR) (d)	2,140,000	51,490
5.375%, 10/17/12 (EUR) (d)	350,000	8,421
LHC3 plc 4.125%, 4.875% PIK, 08/15/24 (EUR) (b)	202,000	220,374
Lincoln Finance, Ltd. 6.875%, 04/15/21 (EUR)	100,000	116,866
Lions Gate Capital Holdings LLC 5.875%, 11/01/24 (144A)	212,000	209,350
Mulhacen Pte, Ltd. 6.500%, 7.250% PIK, 08/01/23 (EUR) (b)	271,000	297,160
Nationstar Mortgage Holdings, Inc.
8.125%, 07/15/23 (144A)	453,000	441,675
9.125%, 07/15/26 (144A)	325,000	316,063
Navient Corp.
5.500%, 01/25/23	95,000	83,125
5.625%, 08/01/33	500,000	330,000
5.875%, 10/25/24	167,000	139,445
6.500%, 06/15/22	41,000	38,203
6.625%, 07/26/21	422,000	407,230
6.750%, 06/25/25	257,000	219,093
6.750%, 06/15/26	499,000	414,170
7.250%, 09/25/23	436,000	400,030
Pershing Square Holdings, Ltd. 5.500%, 07/15/22 (144A)	1,000,000	994,450
Springleaf Finance Corp.
5.625%, 03/15/23	70,000	64,575
6.875%, 03/15/25	648,000	579,960
7.125%, 03/15/26	352,000	314,160
Tempo Acquisition LLC / Tempo Acquisition Finance Corp. 6.750%, 06/01/25 (144A)	896,000	828,800
Travelport Corporate Finance plc 6.000%, 03/15/26 (144A)	385,000	388,850
Vantiv LLC / Vanity Issuer Corp.
3.875%, 11/15/25 (144A) (GBP)	155,000	185,071
4.375%, 11/15/25 (144A)	404,000	369,616

		21,345,625

Electric—1.7%
AES Corp.
5.125%, 09/01/27	651,000	624,960
5.500%, 04/15/25	477,000	473,422
6.000%, 05/15/26	904,000	917,560
Calpine Corp.
5.250%, 06/01/26 (144A)	1,630,000	1,487,375
5.375%, 01/15/23	1,441,000	1,350,937
5.750%, 01/15/25 (a)	370,000	338,550
5.875%, 01/15/24 (144A)	528,000	517,440
Cheniere Energy Partners LLC 5.750%, 10/15/25 (144A)	432,000	412,560

Electric—(Continued)
Clearway Energy Operating LLC 5.375%, 08/15/24	471,000	447,450
ContourGlobal Power Holdings S.A. 3.375%, 08/01/23 (EUR)	201,000	217,558
Enel S.p.A.
6.625%, 5Y GBP Swap + 4.089%, 09/15/76 (GBP) (c)	100,000	133,389
7.750%, 5Y GBP Swap + 5.662%, 09/10/75 (GBP) (c)	100,000	134,499
Naturgy Finance BV
3.375%, 9Y EUR Swap + 3.079%, 04/24/24 (EUR) (c)	100,000	110,851
4.125%, 8Y EUR Swap + 3.353%, 11/18/22 (EUR) (c)	200,000	234,025
NextEra Energy Operating Partners L.P.
4.250%, 09/15/24 (144A)	223,000	206,275
4.500%, 09/15/27 (144A)	74,000	65,860
NRG Energy, Inc.
5.750%, 01/15/28	246,000	236,160
6.625%, 01/15/27	1,708,000	1,720,810
Orano SA 4.875%, 09/23/24 (EUR)	100,000	113,127
Origin Energy Finance, Ltd. 4.000%, 5Y EUR Swap + 3.670%, 09/16/74 (EUR) (c)	100,000	115,778
RWE AG
2.750%, 5Y EUR Swap + 2.643%, 04/21/75 (EUR) (c)	199,000	223,720
Talen Energy Supply LLC 6.500%, 06/01/25	402,000	285,420
Vistra Energy Corp. 7.625%, 11/01/24	173,000	182,515

		10,550,241

Electrical Components & Equipment—0.1%
Belden, Inc. 4.125%, 10/15/26 (EUR)	100,000	112,102
Energizer Gamma Acquisition BV 4.625%, 07/15/26 (EUR)	271,000	290,316
Energizer Gamma Acquisition, Inc. 6.375%, 07/15/26 (144A)	134,000	122,945

		525,363

Electronics—0.1%
Itron, Inc. 5.000%, 01/15/26 (144A) (a)	55,000	50,325
Sensata Technologies B.V. 5.000%, 10/01/25 (144A)	902,000	847,880

		898,205

Energy-Alternate Sources—0.2%
Pattern Energy Group, Inc. 5.875%, 02/01/24 (144A)	599,000	578,035
TerraForm Power Operating LLC
4.250%, 01/31/23 (144A)	413,000	385,123
5.000%, 01/31/28 (144A)	412,000	362,560

		1,325,718

Engineering & Construction—0.3%
Brand Industrial Services, Inc. 8.500%, 07/15/25 (144A)	411,000	350,378

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Engineering & Construction—(Continued)
frontdoor, inc. 6.750%, 08/15/26 (144A)	526,000	$499,700
New Enterprise Stone & Lime Co., Inc. 6.250%, 03/15/26 (144A)	166,000	151,060
10.125%, 04/01/22 (144A)	334,000	325,650
SPIE S.A. 3.125%, 03/22/24 (EUR)	100,000	110,198
Tutor Perini Corp. 6.875%, 05/01/25 (144A)	272,000	252,960
Weekley Homes LLC / Weekley Finance Corp. 6.625%, 08/15/25	54,000	49,545

		1,739,491

Entertainment—0.9%
Boyne USA, Inc. 7.250%, 05/01/25 (144A)	176,000	181,720
Churchill Downs, Inc. 4.750%, 01/15/28 (144A)	272,000	246,078
Cirsa Finance International Sarl 6.250%, 12/20/23 (EUR)	100,000	116,108
CPUK Finance, Ltd.
4.250%, 02/28/47 (GBP)	200,000	243,636
4.875%, 02/28/47 (GBP)	100,000	119,140
CRC Escrow Issuer LLC / CRC Finco, Inc. 5.250%, 10/15/25 (144A)	611,000	525,460
Eldorado Resorts, Inc.
6.000%, 04/01/25	222,000	214,150
6.000%, 09/15/26 (144A)	259,000	244,755
International Game Technology plc 4.750%, 02/15/23 (EUR)	200,000	243,463
Ladbrokes Group Finance plc 5.125%, 09/08/23 (GBP)	200,000	257,524
Live Nation Entertainment, Inc. 4.875%, 11/01/24 (144A)	67,000	63,650
Scientific Games International, Inc.
3.375%, 02/15/26 (EUR)	200,000	212,227
5.000%, 10/15/25 (144A) (a)	1,135,000	1,012,987
10.000%, 12/01/22	63,000	63,787
Sisal Group S.p.A. 7.000%, 07/31/23 (EUR)	179,000	206,519
Six Flags Entertainment Corp. 4.875%, 07/31/24 (144A)	1,226,000	1,155,505
Stars Group Holdings B.V. / Stars Group US Co-Borrower LLC 7.000%, 07/15/26 (144A)	273,000	265,493
Vue International Bidco plc 7.875%, 07/15/20 (GBP)	182,000	228,208
Waterford Gaming LLC / Waterford Gaming Financial Corp. 8.625%, 09/15/49 (144A) (d) (e) (f)	294,455	0
WMG Acquisition Corp.
4.125%, 11/01/24 (EUR)	90,000	105,953
5.500%, 04/15/26 (144A)	267,000	254,985

		5,961,348

Environmental Control—0.2%
Advanced Disposal Services, Inc. 5.625%, 11/15/24 (144A)	226,000	220,915

Environmental Control—(Continued)
GFL Environmental, Inc. 5.375%, 03/01/23 (144A)	245,000	214,375
Hulk Finance Corp. 7.000%, 06/01/26 (144A) (a)	245,000	213,763
Paprec Holding S.A. 4.000%, 03/31/25 (EUR)	100,000	96,644
Tervita Escrow Corp. 7.625%, 12/01/21 (144A)	675,000	642,937
Waste Pro USA, Inc. 5.500%, 02/15/26 (144A)	144,000	132,480

		1,521,114

Food—0.8%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC 5.750%, 03/15/25	246,000	215,250
6.625%, 06/15/24	253,000	234,657
Casino Guichard Perrachon S.A.
4.498%, 03/07/24 (EUR)	300,000	312,532
4.561%, 01/25/23 (EUR)	200,000	213,337
Chobani LLC / Chobani Finance Corp., Inc. 7.500%, 04/15/25 (144A)	312,000	245,700
JBS USA LUX S.A. / JBS USA Finance, Inc.
5.750%, 06/15/25 (144A)	1,947,000	1,859,385
5.875%, 07/15/24 (144A)	699,000	685,020
6.750%, 02/15/28 (144A)	720,000	702,000
Nomad Foods Bondco plc 3.250%, 05/15/24 (EUR)	100,000	112,687
Post Holdings, Inc. 5.500%, 03/01/25 (144A)	7,000	6,719
5.750%, 03/01/27 (144A)	105,000	98,437
Simmons Foods, Inc. 7.750%, 01/15/24 (144A)	484,000	486,420
Tesco plc 5.000%, 03/24/23 (GBP)	100,000	138,408

		5,310,552

Food Service—0.2%
Aramark Services, Inc. 4.750%, 06/01/26	275,000	258,500
5.000%, 04/01/25 (144A)	164,000	160,310
5.000%, 02/01/28 (144A) (a)	1,010,000	941,825

		1,360,635

Forest Products & Paper—0.2%
Mercer International, Inc. 5.500%, 01/15/26	266,000	238,070
6.500%, 02/01/24	272,000	265,880
Sappi Papier Holding GmbH 4.000%, 04/01/23 (EUR)	100,000	116,287
Smurfit Kappa Acquisitions ULC 2.375%, 02/01/24 (EUR)	100,000	115,259
2.875%, 01/15/26 (EUR)	176,000	199,817

		935,313

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Gas—0.1%
Superior Plus LP/Superior General Partner, Inc. 7.000%, 07/15/26 (144A)	570,000	$550,050

Healthcare-Products—1.6%
Avantor, Inc. 4.750%, 10/01/24 (EUR)	107,000	123,326
6.000%, 10/01/24 (144A)	3,128,000	3,073,260
9.000%, 10/01/25 (144A)	904,000	904,000
DJO Finance LLC / DJO Finance Corp. 8.125%, 06/15/21 (144A)	1,664,000	1,713,920
Hologic, Inc. 4.375%, 10/15/25 (144A)	97,000	90,210
Immucor, Inc. 11.125%, 02/15/22 (144A) (a)	216,000	216,000
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 4.875%, 04/15/20 (144A)	155,000	149,575
5.625%, 10/15/23 (144A)	146,000	110,960
5.750%, 08/01/22 (144A) (a)	783,000	673,380
Ortho-Clinical Diagnostics, Inc. / Ortho-Clinical Diagnostics S.A. 6.625%, 05/15/22 (144A)	2,923,000	2,630,700
Sotera Health Holdings LLC 6.500%, 05/15/23 (144A) (a)	597,000	571,628
Teleflex, Inc. 4.875%, 06/01/26	67,000	63,985

		10,320,944

Healthcare-Services—4.6%
Acadia Healthcare Co., Inc. 5.125%, 07/01/22	25,000	23,875
5.625%, 02/15/23	406,000	384,685
6.500%, 03/01/24	905,000	873,325
AHP Health Partners, Inc. 9.750%, 07/15/26 (144A)	310,000	313,875
Catalent Pharma Solutions, Inc. 4.875%, 01/15/26 (144A)	564,000	534,390
Centene Corp. 4.750%, 01/15/25	474,000	452,670
5.375%, 06/01/26 (144A)	3,172,000	3,084,770
Charles River Laboratories International, Inc. 5.500%, 04/01/26 (144A)	347,000	341,795
CHS/Community Health Systems Inc. 8.625%, 01/15/24 (144A) (a)	923,000	911,462
DaVita, Inc. 5.000%, 05/01/25	124,000	112,530
5.125%, 07/15/24	455,000	426,563
Eagle Holding Co. II LLC 7.625%, 8.375% PIK, 05/15/22 (144A) (b)	344,000	328,520
HCA, Inc. 4.500%, 02/15/27	1,373,000	1,297,485
5.000%, 03/15/24	2,388,000	2,364,120
5.250%, 04/15/25	1,813,000	1,803,935
5.250%, 06/15/26	775,000	769,188
5.375%, 02/01/25	258,000	251,550
5.375%, 09/01/26	797,000	775,082
5.500%, 06/15/47	2,785,000	2,638,787
5.625%, 09/01/28	844,000	814,460

Healthcare-Services—(Continued)
MEDNAX, Inc. 5.250%, 12/01/23 (144A)	257,000	251,860
6.250%, 01/15/27 (144A)	186,000	179,490
Molina Healthcare, Inc. 4.875%, 06/15/25 (144A)	252,000	229,950
MPH Acquisition Holdings LLC 7.125%, 06/01/24 (144A)	771,000	718,958
Polaris Intermediate Corp. 8.500%, 9.250% PIK, 12/01/22 (144A) (b)	1,746,000	1,592,562
RegionalCare Hospital Partners Holdings, Inc. 8.250%, 05/01/23 (144A)	419,000	423,190
Surgery Center Holdings, Inc. 6.750%, 07/01/25 (144A) (a)	644,000	547,400
Surgery Center Holdings, Inc. 8.875%, 04/15/21 (144A) (a)	329,000	328,178
Syneos Health, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.500%, 10/01/24 (144A)	439,000	456,560
Synlab Bondco plc 6.250%, 07/01/22 (EUR)	155,000	180,218
Synlab Unsecured Bondco plc 8.250%, 07/01/23 (EUR)	100,000	117,588
Tenet Healthcare Corp. 4.625%, 07/15/24	2,502,000	2,326,860
6.875%, 11/15/31	678,000	569,520
7.500%, 01/01/22 (144A)	410,000	416,150
8.125%, 04/01/22	1,325,000	1,328,312
Unilabs Subholding AB 5.750%, 05/15/25 (EUR)	100,000	103,181
WellCare Health Plans, Inc. 5.250%, 04/01/25	108,000	103,950
5.375%, 08/15/26 (144A)	700,000	675,500

		29,052,494

Home Builders—0.9%
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, 07/01/22 (144A)	633,000	598,185
K Hovnanian Enterprises, Inc. 10.000%, 07/15/22 (144A)	396,000	346,500
Lennar Corp. 4.750%, 11/29/27	1,545,000	1,394,362
4.875%, 12/15/23	139,000	133,440
5.250%, 06/01/26	881,000	830,342
Mattamy Group Corp. 6.500%, 10/01/25 (144A)	92,000	82,340
6.875%, 12/15/23 (144A)	387,000	361,361
MDC Holdings, Inc. 6.000%, 01/15/43	268,000	209,040
Meritage Homes Corp. 5.125%, 06/06/27	186,000	158,100
PulteGroup, Inc. 6.000%, 02/15/35	583,000	504,295
6.375%, 05/15/33	413,000	376,863

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Home Builders—(Continued)
TRI Pointe Group, Inc. 4.875%, 07/01/21	288,000	$275,040
5.250%, 06/01/27	174,000	137,460
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, 06/15/24	107,000	95,498
Williams Scotsman International, Inc. 6.875%, 08/15/23 (144A)	347,000	333,120
7.875%, 12/15/22 (144A)	123,000	120,233

		5,956,179

Home Furnishings—0.0%
Tempur Sealy International, Inc. 5.500%, 06/15/26	114,000	104,025

Household Products/Wares—0.1%
Spectrum Brands, Inc. 5.750%, 07/15/25	504,000	478,649

Insurance—0.8%
Alliant Holdings Intermediate LLC / Alliant Holdings Co-Issuer 8.250%, 08/01/23 (144A)	2,221,000	2,202,943
AmWINS Group, Inc. 7.750%, 07/01/26 (144A)	304,000	287,280
Ardonagh Midco 3 plc 8.375%, 07/15/23 (GBP)	100,000	107,189
8.625%, 07/15/23 (144A)	228,000	193,800
Assicurazioni Generali S.p.A. 5.500%, 3M EURIBOR + 5.350%, 10/27/47 (EUR) (c)	100,000	119,172
6.416%, 3M GBP LIBOR + 2.200%, 02/08/22 (GBP) (c)	100,000	123,796
7.750%, 3M EURIBOR + 7.113%, 12/12/42 (EUR) (c)	200,000	266,385
BNP Paribas Cardif S.A. 4.032%, 3M EURIBOR + 3.930%, 11/25/25 (EUR) (c)	100,000	113,427
Caisse Nationale de Reassurance Mutuelle Agricole Groupama 6.000%, 01/23/27 (EUR)	100,000	126,987
6.375%, 3M EURIBOR + 5.770%, 05/28/24 (EUR) (c)	100,000	119,444
Credit Agricole Assurances S.A. 4.500%, 5Y EUR Swap + 4.350%, 10/14/25 (EUR) (c)	100,000	114,174
HUB International, Ltd. 7.000%, 05/01/26 (144A)	1,188,000	1,078,110
Mapfre S.A. 4.125%, 3M EURIBOR + 4.300%, 09/07/48 (EUR) (c)	100,000	114,089
USIS Merger Sub, Inc. 6.875%, 05/01/25 (144A)	145,000	133,249

		5,100,045

Internet—0.9%
Netflix, Inc. 4.375%, 11/15/26 (a)	251,000	227,782
4.625%, 05/15/29 (EUR)	244,000	274,005
5.875%, 11/15/28 (144A)	1,165,000	1,135,211
Symantec Corp. 5.000%, 04/15/25 (144A)	383,000	357,363
Uber Technologies, Inc. 7.500%, 11/01/23 (144A) (a)	272,000	263,160

Internet—(Continued)
United Group B.V. 4.375%, 07/01/22 (EUR)	126,000	142,863
4.375%, 3M EURIBOR + 4.375%, 07/01/23 (EUR) (c)	132,000	149,726
4.875%, 07/01/24 (EUR)	200,000	224,558
Zayo Group LLC / Zayo Capital, Inc. 5.750%, 01/15/27 (144A)	2,454,000	2,190,195
6.000%, 04/01/23	231,000	218,584
6.375%, 05/15/25	238,000	221,340

		5,404,787

Investment Company Security—0.1%
FS Energy & Power Fund 7.500%, 08/15/23 (144A)	462,000	438,900

Iron/Steel—0.4%
Big River Steel LLC / BRS Finance Corp. 7.250%, 09/01/25 (144A)	413,000	409,903
Cleveland-Cliffs, Inc. 4.875%, 01/15/24 (144A)	424,000	394,320
Steel Dynamics, Inc. 4.125%, 09/15/25	445,000	408,844
5.000%, 12/15/26	120,000	113,700
5.250%, 04/15/23	104,000	102,570
5.500%, 10/01/24	10,000	9,900
thyssenkrupp AG 1.375%, 03/03/22 (EUR)	100,000	111,595
United States Steel Corp. 6.250%, 03/15/26 (a)	243,000	212,625
6.875%, 08/15/25	527,000	482,205

		2,245,662

Leisure Time—0.5%
Pinnacle Bidco plc 6.375%, 02/15/25 (GBP)	100,000	126,447
Sabre GLBL, Inc. 5.250%, 11/15/23 (144A)	386,000	381,175
5.375%, 04/15/23 (144A)	536,000	533,320
Viking Cruises, Ltd. 5.875%, 09/15/27 (144A)	1,907,000	1,778,277
6.250%, 05/15/25 (144A)	583,000	574,255

		3,393,474

Lodging—0.8%
Boyd Gaming Corp. 6.000%, 08/15/26	243,000	227,205
Hilton Domestic Operating Co., Inc. 5.125%, 05/01/26 (144A)	1,385,000	1,329,600
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.625%, 04/01/25	66,000	62,535
4.875%, 04/01/27	123,000	115,313
MGM Resorts International 6.625%, 12/15/21	1,042,000	1,068,050
7.750%, 03/15/22	1,107,000	1,177,571

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging—(Continued)
NH Hotel Group S.A. 3.750%, 10/01/23 (EUR)	89,921	$105,434
Station Casinos LLC 5.000%, 10/01/25 (144A)	141,000	127,605
Wyndham Destinations, Inc. 5.400%, 04/01/24	19,000	18,098
5.750%, 04/01/27	150,000	137,625
Wynn Macau, Ltd. 4.875%, 10/01/24 (144A)	200,000	178,000
5.500%, 10/01/27 (144A)	600,000	522,000

		5,069,036

Machinery-Construction & Mining—0.3%
BWX Technologies, Inc. 5.375%, 07/15/26 (144A)	340,000	327,148
Terex Corp. 5.625%, 02/01/25 (144A)	229,000	213,256
Vertiv Group Corp. 9.250%, 10/15/24 (144A)	1,149,000	1,057,080

		1,597,484

Machinery-Diversified—0.5%
Mueller Water Products, Inc. 5.500%, 06/15/26 (144A)	378,000	366,660
Platin 1426 GmbH 5.375%, 06/15/23 (EUR)	235,000	247,307
RBS Global, Inc. / Rexnord LLC 4.875%, 12/15/25 (144A)	642,000	582,615
SPX FLOW, Inc. 5.625%, 08/15/24 (144A)	225,000	212,625
5.875%, 08/15/26 (144A)	256,000	238,080
Stevens Holding Co., Inc. 6.125%, 10/01/26 (144A)	421,000	414,685
Titan Acquisition, Ltd. / Titan Co-Borrower LLC 7.750%, 04/15/26 (144A)	1,091,000	932,805

		2,994,777

Media—8.6%
Altice Financing S.A. 6.625%, 02/15/23 (144A) (a)	1,123,000	1,078,080
7.500%, 05/15/26 (144A)	1,471,000	1,342,287
Altice Finco S.A. 4.750%, 01/15/28 (EUR)	100,000	91,173
Altice France S.A. 7.375%, 05/01/26 (144A)	2,691,000	2,468,992
8.125%, 02/01/27 (144A)	2,098,000	1,977,365
Altice Luxembourg S.A. 7.750%, 05/15/22 (144A)	3,274,000	2,979,340
AMC Networks, Inc. 4.750%, 08/01/25	682,000	618,915
Cablevision Systems Corp. 8.000%, 04/15/20	984,000	996,300
CBS Radio, Inc. 7.250%, 11/01/24 (144A)	36,000	33,480

Media—(Continued)
CCO Holdings LLC / CCO Holdings Capital Corp. 4.000%, 03/01/23 (144A)	31,000	28,908
5.000%, 02/01/28 (144A)	1,787,000	1,644,040
5.125%, 05/01/27 (144A)	4,750,000	4,424,150
Clear Channel Worldwide Holdings, Inc. 6.500%, 11/15/22	5,371,000	5,359,530
7.625%, 03/15/20	2,004,000	1,953,900
CSC Holdings LLC 5.125%, 12/15/21 (144A)	2,213,000	2,168,740
5.250%, 06/01/24	1,245,000	1,140,731
5.375%, 07/15/23 (144A)	1,746,000	1,703,956
5.500%, 05/15/26 (144A)	1,664,000	1,568,320
6.625%, 10/15/25 (144A)	544,000	550,800
7.500%, 04/01/28 (144A)	867,000	864,832
7.750%, 07/15/25 (144A) (a)	1,518,000	1,544,565
10.875%, 10/15/25 (144A)	3,946,000	4,431,042
DISH DBS Corp. 5.000%, 03/15/23 (a)	1,456,000	1,212,120
5.875%, 07/15/22	1,940,000	1,784,800
5.875%, 11/15/24 (a)	309,000	248,745
6.750%, 06/01/21	534,000	528,500
7.750%, 07/01/26 (a)	170,000	140,675
Gray Escrow, Inc. 7.000%, 05/15/27 (144A)	513,000	500,134
Meredith Corp. 6.875%, 02/01/26 (144A)	352,000	344,080
Midcontinent Communications / Midcontinent Finance Corp. 6.875%, 08/15/23 (144A)	568,000	585,296
NBCUniversal Enterprise, Inc. 5.250%, 12/31/49 (144A)	255,000	258,188
Radiate Holdco LLC / Radiate Finance, Inc. 6.625%, 02/15/25 (144A) (a)	423,000	365,895
6.875%, 02/15/23 (144A)	136,000	123,420
Sirius XM Radio, Inc. 5.000%, 08/01/27 (144A)	947,000	865,321
TEGNA, Inc. 5.500%, 09/15/24 (144A)	158,000	153,063
Telenet Finance Luxembourg Notes S.a.r.l. 5.500%, 03/01/28 (144A)	1,000,000	905,000
Telenet Finance VI Luxembourg SCA 4.875%, 07/15/27 (EUR)	331,200	403,608
Tribune Media Co. 5.875%, 07/15/22	531,000	533,655
Unitymedia GmbH 3.750%, 01/15/27 (EUR)	200,000	234,517
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 3.500%, 01/15/27 (EUR)	100,000	117,840
Univision Communications, Inc. 5.125%, 02/15/25 (144A)	906,000	795,015
UPC Holding B.V. 5.500%, 01/15/28 (144A)	200,000	181,000
UPCB Finance IV, Ltd. 5.375%, 01/15/25 (144A)	250,000	233,780
UPCB Finance VII, Ltd. 3.625%, 06/15/29 (EUR)	100,000	108,703

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
UPCB Finance, Ltd. 4.000%, 01/15/27 (EUR)	90,000	$104,587
Videotron, Ltd. 5.125%, 04/15/27 (144A)	1,043,000	985,635
Virgin Media Finance plc 4.500%, 01/15/25 (EUR)	100,000	112,971
5.750%, 01/15/25 (144A)	1,439,000	1,352,703
6.000%, 10/15/24 (144A)	200,000	192,100
Virgin Media Receivables Financing Notes I DAC 5.500%, 09/15/24 (GBP)	259,000	316,371
Virgin Media Secured Finance plc 4.875%, 01/15/27 (GBP)	100,000	119,494
5.500%, 01/15/25 (GBP)	90,000	113,796
6.250%, 03/28/29 (GBP)	100,000	127,556
Ziggo B.V. 3.750%, 01/15/25 (EUR)	100,000	113,583
4.250%, 01/15/27 (EUR)	100,000	112,541
5.500%, 01/15/27 (144A)	491,000	439,445
Ziggo Bond Co. B.V. 5.875%, 01/15/25 (144A) (a)	715,000	645,288
7.125%, 05/15/24 (EUR)	150,000	179,682

		54,508,553

Metal Fabricate/Hardware—0.4%
Grinding Media, Inc. / Moly-Cop AltaSteel, Ltd. 7.375%, 12/15/23 (144A)	402,000	388,935
Novelis Corp.
5.875%, 09/30/26 (144A)	941,000	832,785
6.250%, 08/15/24 (144A)	1,682,000	1,581,080

		2,802,800

Mining—1.6%
Alcoa Nederland Holding B.V. 6.125%, 05/15/28 (144A)	213,000	203,948
Constellium NV 5.750%, 05/15/24 (144A) (a)	788,000	724,960
5.875%, 02/15/26 (144A) (a)	1,210,000	1,076,900
6.625%, 03/01/25 (144A)	280,000	259,700
Freeport-McMoRan, Inc. 3.550%, 03/01/22	1,632,000	1,544,280
3.875%, 03/15/23	1,123,000	1,038,775
4.000%, 11/14/21	461,000	448,322
4.550%, 11/14/24	506,000	466,785
5.400%, 11/14/34	220,000	173,250
5.450%, 03/15/43	3,771,000	2,870,674
Joseph T Ryerson & Son, Inc. 11.000%, 05/15/22 (144A)	301,000	303,257
Kaiser Aluminum Corp. 5.875%, 05/15/24	286,000	279,565
Teck Resources, Ltd. 5.200%, 03/01/42	340,000	285,600
5.400%, 02/01/43	369,000	321,030

		9,997,046

Miscellaneous Manufacturing—0.2%
Colfax Corp. 3.250%, 05/15/25 (EUR)	234,000	247,381
Gates Global LLC / Gates Global Co. 6.000%, 07/15/22 (144A) (a)	987,000	967,260
Koppers, Inc. 6.000%, 02/15/25 (144A)	244,000	214,720

		1,429,361

Office/Business Equipment—0.2%
CDW LLC / CDW Finance Corp. 5.000%, 09/01/25	257,000	246,078
5.500%, 12/01/24	935,000	923,312

		1,169,390

Oil & Gas—8.4%
Antero Resources Corp. 5.000%, 03/01/25 (a)	980,000	886,900
5.125%, 12/01/22	104,000	97,760
5.625%, 06/01/23	185,000	175,750
Ascent Resources Utica Holdings LLC / ARU Finance Corp. 7.000%, 11/01/26 (144A)	446,000	403,630
10.000%, 04/01/22 (144A)	293,000	299,680
Berry Petroleum Co. LLC 7.000%, 02/15/26 (144A)	828,000	745,200
Bruin E&P Partners LLC 8.875%, 08/01/23 (144A)	840,000	747,600
California Resources Corp. 8.000%, 12/15/22 (144A) (a)	1,447,000	980,342
Callon Petroleum Co. 6.125%, 10/01/24	449,000	417,570
6.375%, 07/01/26	315,000	292,950
Carrizo Oil & Gas, Inc. 6.250%, 04/15/23 (a)	537,000	496,725
8.250%, 07/15/25	986,000	966,280
Chaparral Energy, Inc. 8.750%, 07/15/23 (144A)	613,000	438,295
Chesapeake Energy Corp. 4.875%, 04/15/22	248,000	216,380
6.625%, 08/15/20	542,000	524,385
7.000%, 10/01/24 (a)	1,471,000	1,272,415
8.000%, 01/15/25 (a)	752,000	663,640
8.000%, 06/15/27	2,077,000	1,744,680
CNX Resources Corp. 5.875%, 04/15/22	3,608,000	3,463,680
Comstock Escrow Corp. 9.750%, 08/15/26 (144A)	394,000	332,930
Covey Park Energy LLC / Covey Park Finance Corp. 7.500%, 05/15/25 (144A)	680,000	584,800
CrownRock LP / CrownRock Finance, Inc. 5.625%, 10/15/25 (144A)	2,435,000	2,191,500
DEA Finance S.A. 7.500%, 10/15/22 (EUR)	100,000	119,616
Denbury Resources, Inc. 9.250%, 03/31/22 (144A)	753,000	694,642

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Diamond Offshore Drilling, Inc. 4.875%, 11/01/43	643,000	$356,865
5.700%, 10/15/39	69,000	42,090
7.875%, 08/15/25	342,000	283,860
Diamondback Energy, Inc. 4.750%, 11/01/24 (144A)	578,000	557,770
4.750%, 11/01/24	266,000	256,690
5.375%, 05/31/25	402,000	391,950
Endeavor Energy Resources L.P. / EER Finance, Inc. 5.500%, 01/30/26 (144A)	884,000	906,100
5.750%, 01/30/28 (144A)	687,000	700,877
Ensco plc 4.500%, 10/01/24 (a)	182,000	118,300
5.200%, 03/15/25 (a)	558,000	371,070
5.750%, 10/01/44	357,000	199,520
7.750%, 02/01/26 (a)	465,000	344,100
EP Energy LLC / Everest Acquisition Finance, Inc. 7.750%, 05/15/26 (144A)	655,000	579,675
9.375%, 05/01/20	18,000	13,995
9.375%, 05/01/24 (144A)	532,000	236,740
Extraction Oil & Gas, Inc. 5.625%, 02/01/26 (144A)	1,203,000	878,190
7.375%, 05/15/24 (144A)	622,000	513,150
Great Western Petroleum LLC / Great Western Finance Corp. 9.000%, 09/30/21 (144A)	865,000	787,150
Gulfport Energy Corp. 6.375%, 01/15/26	126,000	108,990
6.625%, 05/01/23	280,000	264,600
Halcon Resources Corp. 6.750%, 02/15/25	931,000	679,630
Hess Infrastructure Partners L.P. / Hess Infrastructure Partners Finance Corp. 5.625%, 02/15/26 (144A)	586,000	566,955
Jagged Peak Energy LLC 5.875%, 05/01/26 (144A)	30,000	27,900
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp. 6.000%, 08/01/26 (144A)	251,000	242,215
Matador Resources Co. 5.875%, 09/15/26	635,000	584,200
MEG Energy Corp. 6.500%, 01/15/25 (144A)	1,149,000	1,166,235
Nabors Industries, Inc. 4.625%, 09/15/21	137,000	122,841
5.500%, 01/15/23 (a)	103,000	81,749
5.750%, 02/01/25	350,000	265,074
Neptune Energy Bondco plc 6.625%, 05/15/25 (144A)	200,000	185,500
Noble Holding International, Ltd. 5.250%, 03/15/42	238,000	138,040
7.750%, 01/15/24 (a)	406,000	307,545
7.875%, 02/01/26 (144A) (a)	1,963,000	1,673,457
Northern Oil and Gas, Inc. 9.500%, 1.000% PIK, 05/15/23 (b)	637,000	613,112
Oasis Petroleum, Inc. 6.875%, 03/15/22	197,000	185,673

Oil & Gas—(Continued)
Pacific Drilling Escrow Issuer, Ltd. 8.375%, 10/01/23 (144A) (a)	1,618,000	1,545,190
Parsley Energy LLC / Parsley Finance Corp. 5.250%, 08/15/25 (144A)	56,000	50,680
5.375%, 01/15/25 (144A)	767,000	705,640
5.625%, 10/15/27 (144A)	744,000	676,110
6.250%, 06/01/24 (144A)	180,000	174,600
PBF Holding Co. LLC / PBF Finance Corp. 7.250%, 06/15/25	437,000	410,780
PDC Energy, Inc. 5.750%, 05/15/26	296,000	263,440
6.125%, 09/15/24	76,000	70,300
Precision Drilling Corp. 7.125%, 01/15/26 (144A)	21,000	18,060
QEP Resources, Inc. 5.250%, 05/01/23	114,000	100,890
5.375%, 10/01/22	1,092,000	993,720
5.625%, 03/01/26 (a)	1,138,000	944,540
6.875%, 03/01/21	61,000	61,458
Range Resources Corp. 5.000%, 08/15/22	217,000	194,215
5.000%, 03/15/23	84,000	73,920
5.875%, 07/01/22	436,000	403,300
Repsol International Finance B.V. 3.875%, 6Y EUR Swap + 3.560%, 03/25/21 (EUR) (c)	100,000	117,611
4.500%, 10Y EUR Swap + 4.200%, 03/25/75 (EUR) (c)	100,000	117,153
Resolute Energy Corp. 8.500%, 05/01/20	945,000	930,825
Rowan Cos., Inc. 4.875%, 06/01/22	536,000	442,200
Sanchez Energy Corp. 7.250%, 02/15/23 (144A)	263,000	214,345
7.750%, 06/15/21 (a)	2,495,000	586,325
Seven Generations Energy, Ltd. 5.375%, 09/30/25 (144A)	6,000	5,370
6.875%, 06/30/23 (144A) (a)	258,000	254,130
SM Energy Co. 5.000%, 01/15/24	483,000	420,210
5.625%, 06/01/25 (a)	885,000	769,950
6.750%, 09/15/26 (a)	232,000	207,640
Southwestern Energy Co. 6.200%, 01/23/25	273,000	243,994
7.500%, 04/01/26	445,000	420,525
7.750%, 10/01/27 (a)	728,000	691,600
Sunoco LP / Sunoco Finance Corp. 4.875%, 01/15/23	641,000	624,975
5.500%, 02/15/26	232,000	219,820
5.875%, 03/15/28	282,000	263,777
Transocean Guardian, Ltd. 5.875%, 01/15/24 (144A) (a)	349,000	334,168
Transocean Pontus, Ltd. 6.125%, 08/01/25 (144A) (a)	465,000	448,725
Transocean, Inc. 5.800%, 10/15/22 (a)	719,000	632,720
7.250%, 11/01/25 (144A)	670,000	584,575
7.500%, 01/15/26 (144A)	191,000	167,603

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Transocean, Inc. 8.375%, 12/15/21	72,000	$71,460
9.000%, 07/15/23 (144A) (a)	1,713,000	1,704,435
Trinidad Drilling, Ltd. 6.625%, 02/15/25 (144A)	579,000	583,922
Tullow Oil plc 7.000%, 03/01/25	200,000	185,500
7.000%, 03/01/25 (144A)	200,000	185,500
UGI International LLC 3.250%, 11/01/25 (EUR)	200,000	229,150
Vantage Drilling International 9.250%, 11/15/23 (144A)	297,000	290,318
W&T Offshore, Inc. 9.750%, 11/01/23 (144A)	14,000	12,250
Whiting Petroleum Corp. 6.625%, 01/15/26	265,000	227,238
WildHorse Resource Development Corp. 6.875%, 02/01/25	361,000	341,145
WPX Energy, Inc. 5.250%, 09/15/24 (a)	248,000	224,440
5.750%, 06/01/26	64,000	57,920
6.000%, 01/15/22	42,000	40,845
8.250%, 08/01/23	158,000	165,110

		53,213,475

Oil & Gas Services—0.5%
Apergy Corp. 6.375%, 05/01/26	224,000	217,280
Calfrac Holdings L.P. 8.500%, 06/15/26 (144A)	254,000	180,340
CSI Compressco LP / CSI Compressco Finance, Inc. 7.500%, 04/01/25 (144A) (a)	734,000	682,620
McDermott Technology Americas, Inc. / McDermott Technology U.S., Inc. 10.625%, 05/01/24 (144A)	108,000	91,125
Oceaneering International, Inc. 4.650%, 11/15/24	100,000	79,171
Pioneer Energy Services Corp. 6.125%, 03/15/22	405,000	247,050
SESI LLC 7.125%, 12/15/21	205,000	174,250
7.750%, 09/15/24	464,000	368,880
USA Compression Partners LP / USA Compression Finance Corp. 6.875%, 04/01/26 (144A)	620,000	595,200
Weatherford International, Ltd. 5.125%, 09/15/20	465,000	362,700
5.950%, 04/15/42 (a)	400,000	203,500
6.500%, 08/01/36	212,000	110,240

		3,312,356

Packaging & Containers—1.6%
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.125%, 05/15/23 (EUR)	125,000	145,443
4.625%, 05/15/23 (144A)	1,517,000	1,437,039
4.750%, 07/15/27 (144A) (GBP)	151,000	174,173

Packaging & Containers—(Continued)
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 4.750%, 07/15/27 (GBP)	100,000	115,346
6.750%, 05/15/24 (EUR)	550,000	658,898
7.250%, 05/15/24 (144A)	2,053,000	2,047,867
BWAY Holding Co. 4.750%, 04/15/24 (EUR)	150,000	168,241
5.500%, 04/15/24 (144A)	1,797,000	1,689,180
Crown Americas LLC / Crown Americas Capital Corp. 4.250%, 09/30/26	259,000	232,453
4.750%, 02/01/26 (144A) (a)	1,438,000	1,364,302
Crown European Holdings S.A. 2.250%, 02/01/23 (144A) (EUR)	100,000	114,568
3.375%, 05/15/25 (EUR)	128,000	147,514
Intertape Polymer Group, Inc. 7.000%, 10/15/26 (144A)	224,000	221,200
OI European Group B.V. 4.000%, 03/15/23 (144A)	280,000	261,800
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC 5.125%, 07/15/23 (144A)	140,000	133,350
7.000%, 07/15/24 (144A)	1,196,000	1,139,190
Sealed Air Corp. 4.500%, 09/15/23 (EUR)	203,000	249,845
Silgan Holdings, Inc. 3.250%, 03/15/25 (EUR)	100,000	114,140

		10,414,549

Pharmaceuticals—2.3%
Bausch Health Cos., Inc. 4.500%, 05/15/23 (EUR)	1,017,000	1,098,949
5.500%, 03/01/23 (144A)	3,108,000	2,833,533
5.500%, 11/01/25 (144A)	1,781,000	1,660,783
5.625%, 12/01/21 (144A)	715,000	704,275
5.875%, 05/15/23 (144A)	1,870,000	1,729,750
6.125%, 04/15/25 (144A)	818,000	713,705
7.000%, 03/15/24 (144A)	1,144,000	1,155,440
9.000%, 12/15/25 (144A)	374,000	372,130
Elanco Animal Health, Inc. 4.272%, 08/28/23 (144A)	290,000	289,736
4.900%, 08/28/28 (144A)	362,000	368,578
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.000%, 07/15/23 (144A)	412,000	314,150
Endo Finance LLC / Endo Finco, Inc. 7.250%, 01/15/22 (144A)	255,000	220,575
Nidda Bond Co. GmbH 7.250%, 09/30/25 (EUR)	175,000	197,398
NVA Holdings, Inc. 6.875%, 04/01/26 (144A)	272,000	243,440
Rossini Sarl 6.750%, 10/30/25 (EUR)	308,000	349,715
Valeant Pharmaceuticals International 8.500%, 01/31/27 (144A)	1,354,000	1,313,380
9.250%, 04/01/26 (144A)	486,000	486,000
Vizient, Inc. 10.375%, 03/01/24 (144A)	619,000	656,140

		14,707,677

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—2.2%
Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.375%, 09/15/24	140,000	$130,550
Cheniere Corpus Christi Holdings LLC 5.125%, 06/30/27	2,018,000	1,905,093
5.875%, 03/31/25	516,000	513,420
7.000%, 06/30/24	420,000	443,100
Cheniere Energy Partners L.P. 5.250%, 10/01/25	279,000	260,167
5.625%, 10/01/26 (144A)	819,000	765,765
Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.250%, 04/01/23	49,000	47,162
DCP Midstream Operating L.P. 5.375%, 07/15/25	180,000	175,950
6.450%, 11/03/36 (144A)	620,000	601,400
6.750%, 09/15/37 (144A)	917,000	903,245
EnLink Midstream Partners L.P. 4.150%, 06/01/25	54,000	48,704
4.400%, 04/01/24	530,000	499,429
4.850%, 07/15/26	433,000	390,652
5.050%, 04/01/45	168,000	131,549
5.450%, 06/01/47	462,000	374,472
Genesis Energy L.P. / Genesis Energy Finance Corp. 6.250%, 05/15/26	364,000	312,130
6.500%, 10/01/25	227,000	199,760
Kinder Morgan, Inc. 6.700%, 02/15/27	62,930	69,304
NGPL PipeCo LLC 4.875%, 08/15/27 (144A)	385,000	362,862
7.768%, 12/15/37 (144A)	1,129,000	1,287,060
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 4.750%, 10/01/23 (144A)	57,000	55,005
5.500%, 09/15/24 (144A)	834,000	819,405
5.500%, 01/15/28 (144A)	2,019,000	1,938,240
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.125%, 02/01/25	402,000	376,875
5.250%, 05/01/23	38,000	37,240
5.875%, 04/15/26 (144A)	432,000	420,120
Targa Resources Partners LP / Targa Resources Partners Finance Corp. 5.000%, 01/15/28 (a)	878,000	794,590

		13,863,249

Real Estate—0.5%
ADLER Real Estate AG 1.875%, 04/27/23 (EUR)	100,000	107,303
2.125%, 02/06/24 (EUR)	125,000	133,028
3.000%, 04/27/26 (EUR)	200,000	210,234
4.750%, 04/08/20 (EUR)	24,000	27,662
Akelius Residential Property AB 3.875%, 5Y EUR Swap + 3.488%, 10/05/78 (EUR) (c)	100,000	111,138
AT Securities B.V. 5.250%, 5Y USD Swap + 3.546%, 07/21/23 (c)	250,000	222,479
ATF Netherlands B.V. 3.750%, 5Y EUR Swap + 4.375%, 01/20/23 (EUR) (c)	200,000	220,538

Real Estate—(Continued)
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A)	328,000	316,520
Greystar Real Estate Partners LLC 5.750%, 12/01/25 (144A)	402,000	392,955
Howard Hughes Corp. (The) 5.375%, 03/15/25 (144A)	393,000	369,420
Newmark Group, Inc. 6.125%, 11/15/23 (144A)	230,000	226,463
Residomo SRO 3.375%, 10/15/24 (EUR)	107,000	118,971
Summit Germany, Ltd. 2.000%, 01/31/25 (EUR)	100,000	104,386
Tropicana Entertainment LLC / Tropicana Finance Corp. 9.625%, 12/15/14 (d) (e) (f)	70,000	0
Unique Pub Finance Co. plc (The) 5.659%, 06/30/27 (GBP)	145,571	201,713
6.464%, 03/30/32 (GBP)	300,000	363,073

		3,125,883

Real Estate Investment Trusts—1.9%
CoreCivic, Inc. 4.750%, 10/15/27	386,000	319,415
CyrusOne LP / CyrusOne Finance Corp. 5.375%, 03/15/27	489,000	474,330
Equinix, Inc.
2.875%, 03/15/24 (EUR)	100,000	114,088
2.875%, 10/01/25 (EUR)	299,000	328,020
5.375%, 05/15/27	274,000	267,835
5.875%, 01/15/26	1,134,000	1,142,505
ESH Hospitality, Inc. 5.250%, 05/01/25 (144A)	364,000	338,520
GEO Group, Inc. (The)
5.125%, 04/01/23	389,000	350,100
5.875%, 10/15/24	346,000	305,345
6.000%, 04/15/26	30,000	26,325
GLP Capital L.P. / GLP Financing II, Inc.
5.250%, 06/01/25	134,000	133,051
5.375%, 11/01/23	114,000	115,562
Iron Mountain UK plc 3.875%, 11/15/25 (GBP)	210,000	235,535
Iron Mountain, Inc. 3.000%, 01/15/25 (EUR)	110,000	116,630
iStar, Inc.
4.625%, 09/15/20	78,000	76,050
5.250%, 09/15/22	162,000	151,454
6.000%, 04/01/22	140,000	135,450
MGM Growth Properties Operating Partnership L.P. / MGP Finance Co-Issuer, Inc. 4.500%, 09/01/26	1,300,000	1,176,500
4.500%, 01/15/28	1,628,000	1,424,500
5.625%, 05/01/24	630,000	623,700
MPT Operating Partnership L.P. / MPT Finance Corp.
5.000%, 10/15/27	1,000,000	914,375
5.500%, 05/01/24	100,000	99,500
6.375%, 03/01/24	90,000	92,250

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
MPT Operating Partnership L.P. / MPT Finance Corp. 4.000%, 08/19/22 (EUR)	100,000	$122,208
SBA Communications Corp.
4.000%, 10/01/22	365,000	347,662
4.875%, 09/01/24	2,434,000	2,287,960
Starwood Property Trust, Inc. 5.000%, 12/15/21	181,000	177,833
VICI Properties 1 LLC / VICI FC, Inc. 8.000%, 10/15/23	280,114	301,123

		12,197,826

Retail—1.4%
1011778 BC ULC / New Red Finance, Inc. 4.250%, 05/15/24 (144A)	593,000	546,040
5.000%, 10/15/25 (144A)	3,702,000	3,405,840
Asbury Automotive Group, Inc. 6.000%, 12/15/24	646,000	618,545
B&M European Value Retail S.A. 4.125%, 02/01/22 (GBP)	100,000	124,204
Golden Nugget, Inc. 6.750%, 10/15/24 (144A)	1,097,000	1,033,922
Group 1 Automotive, Inc. 5.250%, 12/15/23 (144A)	101,000	93,678
IRB Holding Corp. 6.750%, 02/15/26 (144A)	119,000	104,125
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.250%, 06/01/26 (144A)	890,000	861,102
L Brands, Inc.
6.750%, 07/01/36	153,000	124,695
6.875%, 11/01/35	936,000	781,747
Penske Automotive Group, Inc. 5.500%, 05/15/26	231,000	214,830
Rite Aid Corp. 6.125%, 04/01/23 (144A) (a)	247,000	195,130
Shop Direct Funding plc 7.750%, 11/15/22 (GBP)	160,000	162,848
Staples, Inc. 8.500%, 09/15/25 (144A) (a)	616,000	555,755
Stonegate Pub Co. Financing plc 4.875%, 03/15/22 (GBP)	175,000	214,133
Tendam Brands S.A.U. 5.000%, 09/15/24 (EUR)	104,000	109,025
Yum! Brands, Inc. 5.350%, 11/01/43	14,000	11,620

		9,157,239

Semiconductors—0.2%
Advanced Micro Devices, Inc.
7.000%, 07/01/24	149,000	153,098
7.500%, 08/15/22	187,000	200,557
Entegris, Inc. 4.625%, 02/10/26 (144A)	434,000	399,280

Semiconductors—(Continued)
Qorvo, Inc. 5.500%, 07/15/26 (144A)	831,000	793,605

		1,546,540

Software—4.0%
ACI Worldwide, Inc. 5.750%, 08/15/26 (144A)	1,364,000	1,340,130
Ascend Learning LLC 6.875%, 08/01/25 (144A)	520,000	497,900
CDK Global, Inc. 4.875%, 06/01/27	1,648,000	1,528,520
First Data Corp. 5.750%, 01/15/24 (144A)	5,294,000	5,170,067
Genesys Telecommunications Laboratories, Inc. / Greeneden Lux 3 S.a.r.l. / Greeneden U.S. Holdings II LLC 10.000%, 11/30/24 (144A)	1,479,000	1,549,253
Infor Software Parent LLC / Infor Software Parent, Inc. 7.125%, 7.875% PIK, 05/01/21 (144A) (b)	752,000	731,320
Infor U.S., Inc. 6.500%, 05/15/22	4,530,000	4,381,189
Informatica LLC 7.125%, 07/15/23 (144A)	1,635,000	1,592,310
InterXion Holding NV 4.750%, 06/15/25 (EUR)	200,000	234,400
IQVIA, Inc.
3.250%, 03/15/25 (144A) (EUR)	150,000	168,348
3.250%, 03/15/25 (EUR)	425,000	476,986
3.500%, 10/15/24 (EUR)	100,000	115,235
MSCI, Inc. 5.250%, 11/15/24 (144A)	234,000	232,830
Nuance Communications, Inc. 6.000%, 07/01/24	236,000	234,820
PTC, Inc. 6.000%, 05/15/24	474,000	476,370
Rackspace Hosting, Inc.
8.625%, 11/15/24 (144A)	350,000	273,000
RP Crown Parent LLC 7.375%, 10/15/24 (144A)	1,008,000	1,015,560
Solera LLC / Solera Finance, Inc. 10.500%, 03/01/24 (144A)	3,007,000	3,202,455
Sophia L.P. / Sophia Finance, Inc. 9.000%, 09/30/23 (144A)	543,000	543,000
TIBCO Software, Inc. 11.375%, 12/01/21 (144A)	1,631,000	1,708,473
Veritas U.S., Inc. / Veritas Bermuda, Ltd. 7.500%, 02/01/23 (144A) (a)	278,000	226,570

		25,698,736

Storage/Warehousing—0.4%
Algeco Global Finance plc
6.500%, 02/15/23 (EUR)	200,000	223,776
8.000%, 02/15/23 (144A)	986,000	919,445
Mobile Mini, Inc. 5.875%, 07/01/24	1,350,000	1,323,000

		2,466,221

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—6.4%
CenturyLink, Inc.
6.450%, 06/15/21	728,000	$726,180
6.750%, 12/01/23 (a)	608,000	585,960
7.500%, 04/01/24 (a)	377,000	363,805
7.600%, 09/15/39	91,000	71,890
7.650%, 03/15/42	1,031,000	811,912
Cincinnati Bell, Inc.
7.000%, 07/15/24 (144A) (a)	820,000	676,500
8.000%, 10/15/25 (144A)	316,000	260,700
CommScope Technologies LLC
5.000%, 03/15/27 (144A)	658,000	532,980
6.000%, 06/15/25 (144A)	2,000	1,820
CommScope, Inc. 5.500%, 06/15/24 (144A)	372,000	340,380
Digicel Group, Ltd. 8.250%, 09/30/20 (144A)	1,210,000	816,750
Digicel, Ltd. 6.000%, 04/15/21 (144A) (a)	1,853,000	1,663,067
DKT Finance A.p.S. 7.000%, 06/17/23 (EUR)	247,000	298,254
eircom Finance DAC 4.500%, 05/31/22 (EUR)	100,000	116,007
Embarq Corp. 7.995%, 06/01/36	953,000	862,465
Frontier Communications Corp.
10.500%, 09/15/22	345,000	239,775
11.000%, 09/15/25	2,849,000	1,773,360
Hughes Satellite Systems Corp.
5.250%, 08/01/26	652,000	597,395
7.625%, 06/15/21	171,000	177,413
Inmarsat Finance plc 4.875%, 05/15/22 (144A)	213,000	200,478
Intelsat Jackson Holdings S.A.
5.500%, 08/01/23	1,659,000	1,443,330
8.500%, 10/15/24 (144A) (a)	2,053,000	1,991,410
9.750%, 07/15/25 (144A)	1,900,000	1,905,320
Koninklijke KPN NV
6.875%, 5Y GBP Swap + 5.505%, 03/14/73 (GBP) (c)	100,000	132,558
Level 3 Financing, Inc.
5.125%, 05/01/23	506,000	488,290
5.250%, 03/15/26	2,175,000	1,990,125
5.375%, 01/15/24	323,000	307,657
5.375%, 05/01/25	235,000	220,313
5.625%, 02/01/23	273,000	268,222
Level 3 Parent LLC 5.750%, 12/01/22	187,000	183,651
Matterhorn Telecom S.A. 3.875%, 05/01/22 (EUR)	275,000	306,108
Nokia Oyj 6.625%, 05/15/39	1,288,000	1,307,320
OTE plc 3.500%, 07/09/20 (EUR)	100,000	117,998
Qualitytech LP/QTS Finance Corp. 4.750%, 11/15/25 (144A)	328,000	306,680

Telecommunications—(Continued)
SoftBank Group Corp.
4.000%, 04/20/23 (EUR)	275,000	323,746
4.750%, 07/30/25 (EUR)	100,000	116,294
6.875%, 5Y USD ICE Swap + 4.854%, 07/19/27 (c)	205,000	165,435
Sprint Capital Corp. 8.750%, 03/15/32	1,667,000	1,758,685
Sprint Corp.
7.125%, 06/15/24	3,202,000	3,173,374
7.625%, 02/15/25 (a)	331,000	331,000
7.625%, 03/01/26 (a)	2,268,000	2,239,650
7.875%, 09/15/23	2,671,000	2,741,114
T-Mobile USA, Inc.
4.500%, 02/01/26	1,228,000	1,126,690
4.750%, 02/01/28	1,247,000	1,128,535
5.125%, 04/15/25	343,000	333,139
6.375%, 03/01/25	454,000	459,657
6.500%, 01/15/26	495,000	504,900
TDC A/S 3.750%, 03/02/22 (EUR)	110,000	138,636
5.625%, 02/23/23 (GBP)	100,000	140,221
Telecom Italia Capital S.A.
6.000%, 09/30/34	745,000	644,425
6.375%, 11/15/33	588,000	530,746
7.721%, 06/04/38	30,000	29,794
Telecom Italia Finance S.A. 7.750%, 01/24/33 (EUR)	90,000	128,620
Telecom Italia S.p.A.
2.875%, 01/28/26 (EUR)	100,000	108,854
5.875%, 05/19/23 (GBP)	100,000	132,661
Telefonica Europe B.V.
2.625%, 5Y EUR Swap + 2.327%, 06/07/23 (EUR) (c)	100,000	105,123
3.750%, 5Y EUR Swap + 3.858%, 03/15/22 (EUR) (c)	100,000	115,241
4.200%, 5Y EUR Swap + 3.806%, 12/04/19 (EUR) (c)	400,000	468,070
5.000%, 6Y EUR Swap + 3.804%, 03/31/20 (EUR) (c)	400,000	474,289
5.875%, 10Y EUR Swap + 4.301%, 03/31/24 (EUR) (c)	100,000	121,879
Telesat Canada / Telesat LLC 8.875%, 11/15/24 (144A)	563,000	585,520
Wind Tre S.p.A.
2.625%, 01/20/23 (EUR)	120,000	123,947
2.750%, 3M EURIBOR + 2.750%, 01/20/24 (EUR) (c)	110,000	112,484
3.125%, 01/20/25 (EUR)	174,000	177,264

		40,626,066

Toys/Games/Hobbies—0.1%
Mattel, Inc.
5.450%, 11/01/41	90,000	63,900
6.200%, 10/01/40	153,000	112,455
6.750%, 12/31/25 (144A)	726,000	647,730

		824,085

Transportation—0.0%
CMA CGM S.A.
5.250%, 01/15/25 (EUR)	100,000	95,560
6.500%, 07/15/22 (EUR)	100,000	106,349

		201,909

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Trucking & Leasing—0.3%
Avolon Holdings, Ltd. 5.125%, 10/01/23 (144A)	690,000	$658,950
Fortress Transportation & Infrastructure Investors LLC
6.500%, 10/01/25 (144A)	170,000	158,950
6.750%, 03/15/22 (144A)	159,000	159,398
Park Aerospace Holdings, Ltd.
5.250%, 08/15/22 (144A)	601,000	581,467
5.500%, 02/15/24 (144A)	165,000	159,225

		1,717,990

Total Corporate Bonds & Notes (Cost $511,712,511)		478,655,384

Floating Rate Loans (g)—14.6%

Aerospace/Defense—0.5%
Accudyne Industries LLC Term Loan, 5.522%, 1M LIBOR + 3.000%, 08/18/24	976,799	929,180
Atlantic Aviation FBO Inc. 2018 Term Loan B, 6.130%, 1M LIBOR + 3.750%, 11/29/25	284,000	282,225
GoodRx, Inc. 1st Lien Term Loan, 5.432%, 1M LIBOR + 3.000%, 10/10/25	193,000	186,084
LGC Science Holdings Limited USD Term Loan B3, 03/08/23 (h)	1,000,000	975,000
PowerSchool Term Loan B, 5.629%, 1M LIBOR + 3.250%, 08/01/25	208,000	200,200
Sequa Mezzanine Holdings LLC
1st Lien Term Loan, 7.408%, 3M LIBOR + 5.000%, 11/28/21	401,880	383,795
2nd Lien Term Loan, 11.520%, 3M LIBOR + 9.000%, 04/28/22	85,000	81,600
WP CPP Holdings LLC Term Loan, 6.280%, 3M LIBOR + 3.750%, 04/30/25	115,710	111,950

		3,150,034

Auto Manufacturers—0.0%
Direct ChassisLink, Inc. 2nd Lien Term Loan, 8.527%, 3M LIBOR + 6.000%, 06/15/23	56,086	54,123

Auto Parts & Equipment—0.0%
Belron Finance U.S. LLC Term Loan B, 4.839%, 3M LIBOR + 2.250%, 11/07/24	274,230	262,575

Building Materials—0.1%
NCI Building Systems, Inc. Term Loan, 6.175%, 3M LIBOR + 3.750%, 04/12/25	980,525	897,181

Chemicals—1.3%
Alpha 3 B.V. Term Loan B1, 5.803%, 3M LIBOR + 3.000%, 01/31/24	1,026,049	981,587
Ascend Performance Materials Operations LLC Term Loan B, 8.053%, 3M LIBOR + 5.250%, 08/12/22	2,842,017	2,813,597
Invictus U.S. LLC 1st Lien Term Loan, 5.495%, 2M LIBOR + 3.000%, 03/28/25	235,047	229,465
2nd Lien Term Loan, 9.245%, 2M LIBOR + 6.750%, 03/25/26	130,000	129,412

Chemicals—(Continued)
LTI Holdings, Inc. 1st Lien Term Loan, 6.022%, 1M LIBOR + 3.500%, 09/06/25	302,243	286,375
Messer Industries GmbH Term Loan, 10/01/25 (h)	1,889,000	1,808,718
Starfruit Finco B.V Term Loan B, 5.599%, 1M LIBOR + 3.250%, 10/01/25	2,047,499	1,924,649

		8,173,803

Coal—0.1%
CONSOL Energy, Inc. 1st Lien Term Loan B, 8.530%, 1M LIBOR + 6.000%, 11/28/22	671,878	676,917

Commercial Services—1.7%
Albany Molecular Research, Inc. 1st Lien Term Loan, 5.772%, 1M LIBOR + 3.250%, 08/30/24	190,192	180,682
Element Materials Technology Group U.S. Holdings, Inc. Term Loan B, 6.303%, 3M LIBOR + 3.500%, 06/28/24	120,780	118,968
Financial & Risk US Holdings, Inc. Term Loan, 6.272%, 1M LIBOR + 3.750%, 10/01/25	7,224,000	6,776,112
Laureate Education, Inc. Term Loan B, 6.027%, 3M LIBOR + 3.500%, 04/26/24	202,483	199,193
Mavis Tire Express Services Corp. 1st Lien Term Loan, 5.754%, 1M LIBOR + 3.250%, 03/20/25	161,293	156,454
Delayed Draw Term Loan, 2.557%, 03/20/25 (i)	26,000	25,220
PSAV Holdings LLC 1st Lien Term Loan, 5.894%, 1M LIBOR + 3.250%, 03/01/25	283,855	268,953
2nd Lien Term Loan, 9.777%, 3M LIBOR + 7.250%, 09/01/25	165,714	159,085
Verscend Holding Corp. Term Loan B, 7.022%, 1M LIBOR + 4.500%, 08/27/25	2,946,215	2,857,828

		10,742,495

Computers—0.1%
Access CIG LLC 2nd Lien Term Loan, 10.457%, 3M LIBOR + 7.750%, 02/27/26 (i)	57,333	56,903
Flexential Intermediate Corp. 1st Lien Term Loan, 6.303%, 3M LIBOR + 3.500%, 08/01/24	347,600	318,343
Tempo Acquisition LLC Term Loan, 5.522%, 1M LIBOR + 3.000%, 05/01/24	295,163	283,357
TierPoint LLC 1st Lien Term Loan, 6.272%, 1M LIBOR + 3.750%, 05/06/24	323,537	303,855

		962,458

Distribution/Wholesale—0.0%
Beacon Roofing Supply, Inc. Term Loan B, 4.682%, 1M LIBOR + 2.250%, 01/02/25	295,765	282,086

Electric—0.0%
Vistra Energy Corp. 1st Lien Term Loan B3, 12/31/25 (h)	167,728	161,522

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (g)—(Continued)

Security Description	Principal Amount*	Value

Electrical Components & Equipment—0.1%
Cortes NP Acquisition Corp. Term Loan B, 6.707%, 3M LIBOR + 4.000%, 11/30/23	480,457	$439,619

Energy-Alternate Sources—0.0%
ExGen Renewables IV LLC Term Loan B, 5.710%, 3M LIBOR + 3.000%, 11/28/24	173,584	166,640

Entertainment—0.7%
GVC Holdings PLC EUR Term Loan, 2.750%, EURIBOR + 2.750%, 03/29/24 (EUR)	1,000,000	1,138,351
Penn National Gaming, Inc. 2018 1st Lien Term Loan B, 4.705%, 1M LIBOR + 2.250%, 10/15/25	157,000	151,561
Stars Group Holdings B.V. (The) Incremental Term Loan, 6.303%, 3M LIBOR + 3.500%, 07/10/25	3,241,710	3,149,668

		4,439,580

Environmental Control—0.2%
GFL Environmental Inc. Term Loan B, 5.522%, 1M LIBOR + 3.000%, 05/30/25	1,486,266	1,393,374

Food—0.1%
CHG PPC Parent LLC Term Loan B, 5.272%, 1M LIBOR + 2.750%, 03/31/25	240,790	231,158
Chobani LLC Term Loan B, 6.022%, 1M LIBOR + 3.500%, 10/10/23	141,480	131,753
JBS USA LLC Term Loan B, 5.260%, 3M LIBOR + 2.500%, 10/30/22	206,055	198,650

		561,561

Health Care Providers & Services—0.1%
AHP Health Partners, Inc. 2018 Term Loan, 7.022%, 1M LIBOR + 4.500%, 06/30/25	324,370	320,396
DentalCorp Perfect Smile ULC 1st Lien Delayed Draw Term Loan, 5.170%, 06/06/25 (i)	53,433	52,364
1st Lien Term Loan, 6.272%, 1M LIBOR + 3.750%, 06/06/25	213,096	208,834

		581,594

Healthcare-Products—0.6%
DJO Finance LLC Term Loan, 5.709%, 3M LIBOR + 3.250%, 06/08/20	1,843,964	1,827,829
Immucor, Inc. Extended Term Loan B, 7.803%, 3M LIBOR + 5.000%, 06/15/21	1,713,929	1,688,221

		3,516,050

Healthcare-Services—0.8%
Concentra Inc. 2018 2nd Lien Term Loan, 8.880%, 1M LIBOR + 6.500%, 06/01/23	486,000	483,570

Healthcare-Services—(Continued)
Envision Healthcare Corp. 1st Lien Term Loan, 6.272%, 1M LIBOR + 3.750%, 10/10/25	2,258,400	2,114,741
Gentiva Health Services, Inc. 1st Lien Term Loan, 6.313%, 1M LIBOR + 3.750%, 07/02/25	850,058	828,806
2nd Lien Term Loan, 9.563%, 1M LIBOR + 7.000%, 07/02/26	125,897	125,582
Ortho-Clinical Diagnostics S.A. Term Loan B, 5.756%, 1M LIBOR + 3.250%, 06/30/25	422,412	393,900
Quorum Health Corp. Term Loan B, 9.272%, 1M LIBOR + 6.750%, 04/29/22	414,151	412,080
Team Health Holdings, Inc. 1st Lien Term Loan, 5.272%, 1M LIBOR + 2.750%, 02/06/24	533,960	481,899
Universal Hospital Services, Inc. Term Loan, 01/04/26 (h)	183,000	177,510

		5,018,088

Hotels, Restaurants & Leisure—0.2%
Las Vegas Sands LLC Term Loan B, 4.272%, 1M LIBOR + 1.750%, 03/27/25	1,206,376	1,154,351

Household Products—0.0%
Energizer Holdings, Inc. Term Loan B, 06/20/25 (h)	137,000	132,890

Insurance—0.5%
Alliant Holdings I, Inc. Term Loan B, 5.205%, 1M LIBOR + 2.750%, 05/09/25	113,430	107,532
Asurion LLC 2nd Lien Term Loan, 9.022%, 1M LIBOR + 6.500%, 08/04/25	977,000	957,460
Sedgwick Claims Management Services, Inc. Term Loan B, 11/06/25 (h)	1,603,000	1,537,545
USI, Inc. Term Loan, 5.803%, 3M LIBOR + 3.000%, 05/16/24	411,842	390,014

		2,992,551

Internet—0.2%
Ascend Learning LLC Term Loan B, 5.522%, 1M LIBOR + 3.000%, 07/12/24	142,200	135,090
Uber Technologies Term Loan, 6.387%, 1M LIBOR + 4.000%, 04/04/25	992,015	979,615

		1,114,705

IT Services—0.1%
McAfee LLC 2018 USD Term Loan B, 6.272%, 1M LIBOR + 3.750%, 09/30/24	336,183	328,786
Peak 10 Holding Corp. Term Loan Second Lien, 9.791%, 3M LIBOR + 7.250%, 08/01/25	148,000	134,187

		462,973

Lodging—0.0%
Cypress Intermediate Holdings III, Inc. 1st Lien Term Loan, 5.530%, 1M LIBOR + 3.000%, 04/26/24	265,631	253,677

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (g)—(Continued)

Security Description	Principal Amount*	Value

Machinery—0.1%
Altra Industrial Motion Corp. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 10/01/25	392,060	$374,417

Machinery-Construction & Mining—0.0%
Brookfield WEC Holdings Inc. 2nd Lien Term Loan, 9.272%, 1M LIBOR + 6.750%, 08/03/26	197,000	193,429

Machinery-Diversified—0.2%
Titan Acquisition, Ltd. Term Loan B, 5.522%, 1M LIBOR + 3.000%, 03/28/25	1,477,493	1,367,605

Media—1.3%
Altice France S.A. Term Loan B13, 6.455%, 1M LIBOR + 4.000%, 08/14/26	943,000	888,778
Charter Communications Operating LLC Term Loan A2, 4.030%, 1M LIBOR + 1.500%, 03/31/23	2,920,301	2,813,222
Gray Television, Inc. Term Loan C, 11/02/25 (h)	192,000	185,932
Ligado Networks LLC 2nd Lien Term Loan, 12/07/20 (h)	1,520,035	283,106
PIK Term Loan, 12/07/20 (h)	5,860,076	4,014,152

		8,185,190

Miscellaneous Manufacturing—0.0%
Filtration Group Corp. 1st Lien Term Loan, 5.522%, 1M LIBOR + 3.000%, 03/29/25	126,048	121,793

Office/Business Equipment—0.5%
Brand Energy & Infrastructure Services, Inc. Term Loan, 6.732%, 6M LIBOR + 4.250%, 06/21/24	3,040,558	2,890,050

Oil & Gas—0.8%
BCP Raptor II LLC 1st Lien Term Loan, 7.143%, 2M LIBOR + 4.750%, 11/03/25	192,000	177,600
Bronco Midstream Funding LLC Term Loan B, 6.010%, 1M LIBOR + 3.500%, 08/14/23	68,456	66,659
California Resources Corp. 1st Lien Term Loan, 7.256%, 1M LIBOR + 4.750%, 12/31/22	1,689,069	1,587,725
Second Out Term Loan, 12.897%, 1M LIBOR + 10.375%, 12/31/21	1,313,592	1,300,456
CD&R Firefly Bidco, Ltd. GBP Term Loan B1, 5.317%, 2M GBP LIBOR + 4.500%, 06/23/25 (GBP)	1,000,000	1,253,490
Gavilan Resources LLC 2nd Lien Term Loan, 8.504%, 1M LIBOR + 6.000%, 03/01/24	324,155	249,599
Weatherford International Ltd. Term Loan, 3.955%, 1M LIBOR + 1.425%, 07/13/20	508,697	495,980

		5,131,509

Oil & Gas Services—0.8%
McDermott Technology Americas, Inc. 1st Lien Term Loan, 7.522%, 1M LIBOR + 5.000%, 05/10/25	3,705,401	3,466,403
Pioneer Energy Services Corp. Term Loan, 10.205%, 1M LIBOR + 7.750%, 11/08/22	1,679,000	1,670,605

		5,137,008

Packaging & Containers—0.2%
Horizon Holdings III SAS EUR Term Loan B4, 2.750%, EURIBOR + 2.750%, 10/29/22 (EUR)	1,000,000	1,119,325

Pharmaceuticals—0.5%
Amneal Pharmaceuticals LLC Term Loan B, 6.063%, 1M LIBOR + 3.500%, 05/04/25	684,164	648,245
Auris Luxembourg III S.a.r.l. Term Loan B, 07/20/25 (h)	344,000	335,400
Bausch Health Companies, Inc. Term Loan B, 5.129%, 1M LIBOR + 2.750%, 11/27/25	477,950	453,604
Change Healthcare Holdings LLC Term Loan B, 5.272%, 1M LIBOR + 2.750%, 03/01/24	716,654	682,762
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 6.813%, 1M LIBOR + 4.250%, 04/29/24	991,628	937,088

		3,057,099

Pipelines—0.1%
AL Midcoast Holdings LLC Term Loan B, 8.303%, 3M LIBOR + 5.500%, 07/31/25	572,565	553,241

Real Estate Management & Development—0.0%
Forest City Enterprises L.P. Term Loan B, 6.383%, 1M LIBOR + 4.000%, 12/07/25	193,000	188,657

Retail—0.5%
EG Group, Ltd. EUR Delayed Draw Term Loan B3, 02/06/25 (EUR) (h)	335,550	374,365
EUR Term Loan B1, 02/06/25 (EUR) (h)	658,632	735,088
IRB Holding Corp. 1st Lien Term Loan, 5.682%, 1M LIBOR + 3.250%, 02/05/25	532,658	509,465
Neiman Marcus Group, Ltd. LLC Term Loan, 5.630%, 1M LIBOR + 3.250%, 10/25/20	669,728	570,943
SRS Distribution, Inc. 1st Lien Term Loan, 5.772%, 1M LIBOR + 3.250%, 05/23/25	830,918	777,947

		2,967,808

Semiconductors—0.1%
Mitchell International, Inc. 1st Lien Term Loan, 5.772%, 1M LIBOR + 3.250%, 11/29/24	451,156	432,687

Software—0.7%
BMC Software Finance, Inc. Term Loan B, 7.053%, 3M LIBOR + 4.250%, 10/02/25	1,032,000	993,042
Cypress Intermediate Holdings III, Inc. 2nd Lien Term Loan, 9.272%, 1M LIBOR + 6.750%, 04/27/25	81,000	80,089
Infor (U.S.), Inc. Term Loan B6, 5.272%, 1M LIBOR + 2.750%, 02/01/22	231,867	222,734
Kronos, Inc. 2nd Lien Term Loan, 10.791%, 3M LIBOR + 8.250%, 11/01/24	1,310,000	1,297,514
Mitchell International, Inc. 2nd Lien Term Loan, 9.772%, 1M LIBOR + 7.250%, 12/01/25	214,667	209,837

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (g)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Renaissance Holding Corp. 1st Lien Term Loan, 5.772%, 1M LIBOR + 3.250%, 05/30/25	242,780	$226,089
SS&C Technologies Holdings Europe S.a.r.l. Term Loan B4, 4.772%, 1M LIBOR + 2.250%, 04/16/25	270,713	257,347
SS&C Technologies, Inc. Term Loan B3, 4.772%, 1M LIBOR + 2.250%, 04/16/25	772,505	733,328
Term Loan B5, 4.772%, 1M LIBOR + 2.250%, 04/16/25	492,758	467,350

		4,487,330

Telecommunications—1.4%
CenturyLink, Inc. Term Loan B, 5.272%, 1M LIBOR + 2.750%, 01/31/25	1,802,790	1,688,425
Digicel International Finance, Ltd. Term Loan B, 5.960%, 3M LIBOR + 3.250%, 05/28/24	520,010	469,309
Frontier Communications Corp. Delayed Draw Term Loan A, 5.280%, 1M LIBOR + 2.750%, 03/31/21	485,026	462,795
Intelsat Jackson Holdings S.A. Term Loan B3, 6.256%, 1M LIBOR + 3.750%, 11/27/23	205,800	200,162
Term Loan B4, 7.006%, 1M LIBOR + 4.500%, 01/02/24	510,588	508,833
Term Loan B5, 6.625%, 01/02/24	3,529,612	3,502,039
Sprint Communications, Inc. Term Loan B, 5.563%, 1M LIBOR + 3.000%, 02/02/24	1,540,000	1,495,725
West Corp. Term Loan B1, 6.027%, 3M LIBOR + 3.500%, 10/10/24	163,180	148,820
Xplornet Communications, Inc. Term Loan B, 6.803%, 3M LIBOR + 4.000%, 09/09/21	649,440	643,757

		9,119,865

Total Floating Rate Loans (Cost $99,492,375)		92,917,860

Asset-Backed Securities—3.9%

Asset-Backed - Other—3.9%
Allegro CLO, Ltd. 4.303%, 3M LIBOR + 2.150%, 10/21/28 (144A) (c)	250,000	241,490
Allegro VIII, Ltd. 4.392%, 3M LIBOR + 2.150%, 07/15/31 (144A) (c)	250,000	234,213
ALM, Ltd. 4.086%, 3M LIBOR + 1.650%, 10/15/27 (144A) (c)	250,000	244,517
4.336%, 3M LIBOR + 1.900%, 07/15/27 (144A) (c)	700,000	674,938
4.636%, 3M LIBOR + 2.200%, 10/15/27 (144A) (c)	250,000	243,566
Anchorage Capital CLO, Ltd. 4.359%, 3M LIBOR + 1.850%, 01/28/31 (144A) (c)	250,000	236,057
5.509%, 3M LIBOR + 3.000%, 07/28/28 (144A) (c)	1,000,000	947,131
Apidos CLO 4.319%, 3M LIBOR + 1.850%, 04/20/31 (144A) (c)	500,000	468,840
Ares CLO, Ltd. 4.416%, 3M LIBOR + 1.800%, 05/15/30 (144A) (c)	500,000	475,907
5.516%, 3M LIBOR + 2.900%, 05/15/30 (144A) (c)	500,000	462,839
8.586%, 3M LIBOR + 6.150%, 10/15/30 (144A) (c)	500,000	459,629
ARES XLV CLO, Ltd. 5.486%, 3M LIBOR + 3.050%, 10/15/30 (144A) (c)	250,000	236,943

Asset-Backed - Other—(Continued)
Atlas Senior Loan Fund VII, Ltd. 4.507%, 3M LIBOR + 1.800%, 11/27/31 (144A) (c)	250,000	246,509
Atlas Senior Loan Fund X, Ltd. 3.936%, 3M LIBOR + 1.500%, 01/15/31 (144A) (c)	250,000	240,843
Atrium XIV LLC 4.307%, 3M LIBOR + 1.950%, 08/23/30 (144A) (c)	266,000	251,466
Atrium XV
4.526%, 3M LIBOR + 1.750%, 01/23/31 (144A) (c)	250,000	249,400
4.976%, 3M LIBOR + 2.220%, 01/23/31 (144A) (c)	250,000	237,232
5.776%, 3M LIBOR + 2.300%, 01/23/31 (144A) (c)	250,000	248,454
Ballyrock CLO, Ltd. 5.136%, 3M LIBOR + 2.700%, 10/15/28 (144A) (c)	1,000,000	999,934
BlueMountain CLO, Ltd. 3.819%, 3M LIBOR + 1.350%, 04/20/27 (144A) (c)	300,000	288,783
Carlyle Global Market Strategies CLO, Ltd.
4.109%, 3M LIBOR + 1.600%, 07/28/28 (144A) (c)	250,000	246,829
4.319%, 3M LIBOR + 1.850%, 04/20/27 (144A) (c)	250,000	241,117
9.469%, 3M LIBOR + 7.000%, 10/20/29 (144A) (c)	750,000	747,157
Carlyle U.S. CLO, Ltd. 6.169%, 3M LIBOR + 3.700%, 07/20/31 (144A) (c)	500,000	488,766
Carlyle US CLO, Ltd. 4.569%, 3M LIBOR + 2.100%, 10/20/27 (144A) (c)	250,000	244,005
Cedar Funding CLO, Ltd. 5.699%, 10/17/30 (144A)	270,000	254,146
Chenango Park CLO, Ltd. 4.286%, 3M LIBOR + 1.850%, 04/15/30 (144A) (c)	500,000	477,542
CIFC Funding, Ltd.
4.112%, 3M LIBOR + 1.650%, 10/17/30 (144A) (c)	250,000	245,756
4.527%, 3M LIBOR + 2.100%, 10/17/31 (144A) (c)	250,000	237,699
4.662%, 3M LIBOR + 2.200%, 10/17/30 (144A) (c)	250,000	240,722
5.662%, 3M LIBOR + 3.200%, 10/17/30 (144A) (c)	250,000	236,217
Galaxy CLO, Ltd. Zero Coupon, -1x 3M LIBOR + 3.100%, 10/25/31 (144A) (c)	250,000	232,028
Highbridge Loan Management, Ltd. 4.222%, 3M LIBOR + 1.850%, 07/18/31 (144A) (c)	500,000	471,727
LCM XXV, Ltd. 4.119%, 3M LIBOR + 1.650%, 07/20/30 (144A) (c)	264,000	260,027
Madison Park Funding, Ltd.
4.476%, 3M LIBOR + 1.700%, 01/23/31 (144A) (c)	250,000	243,943
4.926%, 3M LIBOR + 2.150%, 01/23/31 (144A) (c)	250,000	243,398
5.776%, 3M LIBOR + 3.000%, 01/23/31 (144A) (c)	250,000	232,186
Neuberger Berman CLO, Ltd.
4.599%, 3M LIBOR + 2.150%, 10/17/27 (144A) (c)	250,000	240,145
4.649%, 3M LIBOR + 2.200%, 10/17/30 (144A) (c)	250,000	239,246
5.349%, 3M LIBOR + 2.900%, 10/17/27 (144A) (c)	280,000	260,247
Oak Hill Credit Partners Ltd
4.661%, 3M LIBOR + 2.200%, 12/12/30 (144A) (c)	504,000	497,796
Octagon Investment Partners, Ltd.
4.110%, 3M LIBOR + 1.750%, 07/25/30 (144A) (c)	250,000	230,226
5.286%, 3M LIBOR + 2.850%, 07/15/30 (144A) (c)	500,000	452,863
Octagon Loan Funding, Ltd. 4.340%, 3M LIBOR + 1.700%, 11/18/31 (144A) (c)	250,000	243,828
OZLM, Ltd.
4.419%, 3M LIBOR + 1.950%, 04/20/31 (144A) (c)	500,000	473,297
4.549%, 3M LIBOR + 2.100%, 04/17/31 (144A) (c)	500,000	476,572

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Asset-Backed - Other—(Continued)
OZLM, Ltd.
5.419%, 3M LIBOR + 2.950%, 04/20/31 (144A) (c)	500,000	$462,270
5.579%, 3M LIBOR + 3.130%, 04/17/31 (144A) (c)	500,000	473,745
Palmer Square CLO, Ltd.
4.199%, 3M LIBOR + 1.750%, 10/17/31 (144A) (c)	250,000	245,679
4.649%, 3M LIBOR + 2.200%, 10/17/31 (144A) (c)	332,000	315,321
5.649%, 3M LIBOR + 3.200%, 10/17/31 (144A) (c)	332,000	308,457
Park Avenue Institutional Advisers CLO, Ltd. 4.477%, 3M LIBOR + 1.800%, 08/23/31 (144A) (c)	250,000	239,525
Regatta VII Funding, Ltd. 5.542%, 3M LIBOR + 2.750%, 12/20/28 (144A) (c)	250,000	250,000
Rockford Tower CLO, Ltd.
4.229%, 3M LIBOR + 1.800%, 10/20/31 (144A) (c)	250,000	244,930
4.629%, 3M LIBOR + 2.200%, 10/20/31 (144A) (c)	500,000	479,047
5.529%, 3M LIBOR + 3.100%, 10/20/31 (144A) (c)	250,000	230,862
5.645%, 3M LIBOR + 3.000%, 05/20/31 (144A) (c)	500,000	462,444
8.429%, 3M LIBOR + 6.000%, 10/20/31 (144A) (c)	350,000	316,763
RR, Ltd. 4.684%, 3M LIBOR + 2.250%, 10/15/31 (144A) (c)	250,000	241,332
Sound Point CLO, Ltd.
4.336%, 3M LIBOR + 1.900%, 04/15/29 (144A) (c)	500,000	473,219
6.719%, 3M LIBOR + 4.250%, 10/20/28 (144A) (c)	500,000	493,316
TIAA CLO, Ltd. 4.520%, 3M LIBOR + 1.700%, 01/20/32 (144A) (c)	250,000	243,839
TICP CLO, Ltd.
4.812%, 3M LIBOR + 2.000%, 01/15/31 (144A) (c)	250,000	244,598
4.589%, 3M LIBOR + 2.150%, 10/20/31 (144A) (c)	250,000	234,403
5.489%, 3M LIBOR + 3.050%, 10/20/31 (144A) (c)	250,000	231,653
8.439%, 3M LIBOR + 6.000%, 10/20/31 (144A) (c)	250,000	217,517
TRESTLES CLO, Ltd. 4.003%, 3M LIBOR + 1.670%, 07/25/31 (144A) (c)	250,000	243,069
Voya CLO, Ltd.
4.099%, 3M LIBOR + 1.650%, 04/17/30 (144A) (c)	250,000	244,094
4.526%, 3M LIBOR + 2.090%, 07/14/31 (144A) (c)	366,000	355,220
Westcott Park CLO, Ltd.
6.819%, 3M LIBOR + 4.350%, 07/20/28 (144A) (c)	500,000	500,278
9.669%, 3M LIBOR + 7.200%, 07/20/28 (144A) (c)	500,000	492,050
York CLO, Ltd.
3.815%, 3M LIBOR + 1.650%, 10/22/29 (144A) (c)	250,000	243,724
4.265%, 3M LIBOR + 2.100%, 10/22/29 (144A) (c)	250,000	238,546

Total Asset-Backed Securities (Cost $25,870,569)		24,872,077

Common Stocks—1.3%

Chemicals—0.3%
Platform Specialty Products Corp. (j)	204,417	2,111,628

Containers & Packaging—0.2%
Crown Holdings, Inc. (j)	32,884	1,366,988

Equity Real Estate Investment Trusts—0.1%
Gaming and Leisure Properties, Inc.	19,300	623,583

Hotels, Restaurants & Leisure—0.5%
Stars Group, Inc. (The) (j)	181,335	2,993,914

Media—0.1%
Altice USA, Inc. - Class A (a)	35,135	580,430

Metals & Mining—0.1%
Constellium NV - Class A (j)	113,844	795,769

Total Common Stocks (Cost $10,017,275)		8,472,312

Preferred Stocks—0.6%

Banks—0.6%
GMAC Capital Trust 8.401%, 3M LIBOR + 5.785%, 02/15/40 (a) (c)	143,228	3,630,830

Diversified Financial Services—0.0%
Marsico Parent Superholdco LLC , 12/14/19(144A) (e) (f) (j)	25	0

Total Preferred Stocks (Cost $3,805,108)		3,630,830

Convertible Bonds—0.1%

Oil & Gas—0.0%
Ensco Jersey Finance, Ltd. 3.000%, 01/31/24	543,000	359,066
PDC Energy, Inc. 1.125%, 09/15/21	20,000	17,725

		376,791

Telecommunications—0.1%
Telecom Italia S.p.A. 1.125%, 03/26/22	400,000	430,483
Vodafone Group plc Zero Coupon, 11/26/20	100,000	122,848

		553,331

Total Convertible Bonds (Cost $1,123,946)		930,122

Escrow Shares—0.0%

Auto Parts & Equipment—0.0%
Lear Corp. (d) (e) (f)	1,395,000	0
Lear Corp. (d) (e) (f)	1,530,000	0

		0

Chemicals—0.0%
Momentive Performance Materials, Inc. (d) (e)	1,398,000	0

		0

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Escrow Shares—(Continued)

Security Description	Shares/ Principal Amount*	Value

Diversified Financial Services—0.0%
Lehman Brothers Holdings, Inc. (d)	489,000	$9,291
Lehman Brothers Holdings, Inc. (d)	1,740,000	33,060

		42,351

Total Escrow Shares (Cost $0)		42,351

Warrant—0.0%

Media—0.0%
HMH Publishing Co., Ltd., Expires 06/22/19 (e) (f) (l) (Cost $16)	1,601	0

Short-Term Investment—3.2%

Repurchase Agreement—3.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $20,087,324; collateralized by U.S. Treasury Note at 2.125%, maturing 11/30/23, with a market value of $20,491,857.	20,085,985	20,085,985

Total Short-Term Investments (Cost $20,085,985)		20,085,985

Securities Lending Reinvestments (k)—6.6%

Certificates of Deposit—2.9%
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (c)	1,000,000	1,000,399
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (c)	1,000,000	999,905
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (c)	1,000,000	999,598
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (c)	500,000	500,001
Credit Agricole S.A. 2.799%, 1M LIBOR + 0.320%, 05/21/19 (c)	1,000,000	1,000,063
Credit Industriel et Commercial Zero Coupon, 01/25/19	987,228	998,300
Natixis New York 2.940%, SOFR + 0.480%, 06/12/19 (c)	1,000,000	999,894
Natixis S.A. New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (c)	1,000,000	999,370
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (c)	1,000,000	1,000,008
Standard Chartered plc 2.717%, 3M LIBOR + 0.230%, 04/24/19 (c)	1,500,000	1,499,673
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (c)	1,000,000	999,980
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (c)	1,000,000	999,633
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/12/19	1,985,555	1,989,140

Certificates of Deposit—(Continued)
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (c)	1,000,000	999,955
2.767%, 1M LIBOR + 0.380%, 12/10/19 (c)	1,000,000	999,967
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (c)	1,000,000	1,000,000
Wells Fargo Bank N.A. 2.730%, 3M LIBOR + 0.210%, 10/25/19 (c)	500,000	500,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (c)	1,000,000	999,994

		18,485,880

Commercial Paper—0.6%
Banco Santander S.A. 2.740%, 02/07/19	992,998	997,088
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (c)	1,000,000	1,000,000
ING Funding LLC 2.725%, 3M LIBOR + 0.110%, 05/10/19 (c)	1,000,000	999,882
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (c)	1,000,000	1,000,245

		3,997,215

Repurchase Agreements—2.9%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $2,015,333; collateralized by various Common Stock with an aggregate market value of $2,200,367.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.660%, due on 01/07/19 with a maturity value of $500,259; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 3.125%, maturity dates ranging from 02/15/42 - 02/15/46, and various Common Stock with an aggregate market value of $527,143.	500,000	500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $200,028; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $204,000.	200,000	200,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $300,042; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $306,000.	300,000	300,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $200,031; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $204,000.	200,000	200,000

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (k)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $3,480,722; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $3,549,772.	3,480,168	$3,480,168
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,821,037; collateralized by various Common Stock with an aggregate market value of $3,080,000.	2,800,000	2,800,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $3,000,427; collateralized by various Common Stock with an aggregate market value of $3,339,637.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $700,353; collateralized by various Common Stock with an aggregate market value of $779,325.	700,000	700,000
Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $1,000,504; collateralized by various Common Stock with an aggregate market value of $1,113,322.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $2,000,281; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $2,190,952.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $500,249; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $547,738.	500,000	500,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $1,600,796; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,752,761.	1,600,000	1,600,000

		18,280,168

Time Deposit—0.2%
Royal Bank of Canada 2.420%, 01/02/19	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $41,764,748)		41,763,263

Total Investments—105.5% (Cost $713,872,533)		671,370,184
Unfunded Loan Commitments—(0.0)% (Cost $(63,073))		(63,073)
Net Investments—105.5% (Cost $713,809,460)		671,307,111
Other assets and liabilities (net)—(5.5)%		(34,971,702)

Net Assets—100.0%		$636,335,409

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $39,546,340 and the collateral received consisted of cash in the amount of $41,745,949. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.0% of net assets.
(g)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	This loan will settle after December 31, 2018, at which time the interest rate will be determined.
(i)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(j)	Non-income producing security.

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

(k)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(l)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2018, the market value of restricted securities was $464,601, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $290,114,729, which is 45.6% of net assets.

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Banco Espirito Santo S.A., 4.750%, 01/15/18	07/11/14-08/04/14	$1,000,000	$1,340,511	$329,403
Banco Espirito Santo S.A., 2.625%, 05/08/17	07/11/14	400,000	539,789	135,198
HMH Publishing Co., Ltd., Expires 06/22/19	06/22/12	1,601	16	0

			$1,880,316	$464,601

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	202,527	NAB	02/05/19	USD	231,141	$1,543
EUR	63,313	SCB	02/05/19	USD	72,337	404
EUR	184,171	SCB	02/05/19	USD	210,407	1,188

Contracts to Deliver
EUR	32,825,000	UBSA	02/05/19	USD	37,422,141	(290,683)
GBP	5,415,000	JPMC	02/05/19	USD	6,925,433	12,205

Net Unrealized Depreciation						$(275,343)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	03/15/19	2	EUR	59,480	$(2,365)
STOXX Europe 600 Bank Index Futures	03/15/19	3	EUR	19,575	(739)
U.S. Treasury Note 2 Year Futures	03/29/19	152	USD	32,271,500	92,665
U.S. Treasury Note 5 Year Futures	03/29/19	142	USD	16,285,625	101,242

Futures Contracts—Short
Euro-Bobl Futures	03/07/19	(2)	EUR	(265,040)	(896)
Euro-Bund Futures	03/07/19	(3)	EUR	(490,620)	(4,540)
United Kingdom Long Gilt Bond Futures	03/27/19	(1)	GBP	(123,170)	(1,441)

Net Unrealized Appreciation					$183,926

Swap Agreements

Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid	Unrealized Depreciation
CDX.NA.HY.31.V1	5.000%	Quarterly	12/20/23	4.505%	USD	5,873,000	$117,067	$228,073	$(111,006)

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

OTC Credit Default Swaps on Corporate Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	CBNA	6.102%	EUR	70,000	$(15,164)	$(10,383)	$(4,781)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	12/20/22	JPMC	5.963%	EUR	50,000	(9,614)	(2,126)	(7,488)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	BBP	6.102%	EUR	30,000	(6,499)	(3,002)	(3,497)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	BBP	6.102%	EUR	55,898	(12,109)	(7,119)	(4,990)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	BBP	6.102%	EUR	64,102	(13,886)	(8,386)	(5,500)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	CBNA	6.102%	EUR	21,146	(4,581)	(3,020)	(1,561)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	JPMC	6.102%	EUR	8,466	(1,834)	(1,132)	(702)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	JPMC	6.102%	EUR	12,699	(2,751)	(1,698)	(1,053)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	JPMC	6.102%	EUR	21,166	(4,585)	(3,023)	(1,562)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	06/20/23	JPMC	6.102%	EUR	30,000	(6,499)	(3,082)	(3,417)
Casino Guichard Perrachon S.A. 4.407%, due 08/06/19	1.000%	Quarterly	12/20/23	BBP	6.213%	EUR	150,000	(35,925)	(23,588)	(12,337)
Century Link, Inc. 6.150%, due 09/15/19	1.000%	Quarterly	12/20/23	BBP	4.837%	USD	348,000	(55,188)	(26,574)	(28,614)
Century Link, Inc. 6.150%, due 09/15/19	1.000%	Quarterly	06/20/25	BBP	5.480%	USD	225,000	(49,196)	(41,969)	(7,227)
Chesapeake Energy Corp. 6.625%, due 08/15/20	5.000%	Quarterly	12/20/23	BBP	8.573%	USD	174,000	(23,751)	331	(24,082)
Chesapeake Energy Corp. 6.625%, due 08/15/20	5.000%	Quarterly	12/20/23	BBP	8.573%	USD	216,000	(29,484)	2,074	(31,558)
Garfunkelux Holdco 2 S.A. 11.000%, due 11/01/23	5.000%	Quarterly	06/20/23	CSI	12.437%	EUR	100,000	(25,693)	1,322	(27,015)
Garfunkelux Holdco 2 S.A. 11.000%, due 11/01/23	5.000%	Quarterly	12/20/23	CSI	12.494%	EUR	11,194	(3,070)	214	(3,284)
Garfunkelux Holdco 2 S.A. 11.000%, due 11/01/23	5.000%	Quarterly	12/20/23	CSI	12.494%	EUR	48,806	(13,387)	931	(14,318)
Garfunkelux Holdco 2 S.A. 11.000%, due 11/01/23	5.000%	Quarterly	12/20/23	JPMC	12.494%	EUR	25,696	(7,048)	(184)	(6,864)
Intesa San Paolo S.p.A. 0.990%, due 03/03/17	1.000%	Quarterly	06/20/23	CBNA	1.734%	EUR	140,000	(5,058)	(6,815)	1,757
Intrum Justitia AB 3.125%, due 07/15/24	5.000%	Quarterly	06/20/23	CBNA	4.575%	EUR	41,347	814	2,071	(1,257)
Intrum Justitia AB 3.125%, due 07/15/24	5.000%	Quarterly	06/20/23	CBNA	4.575%	EUR	18,653	367	932	(565)
Intrum Justitia AB 3.125%, due 07/15/24	5.000%	Quarterly	06/20/23	CSI	4.575%	EUR	50,000	984	5,535	(4,551)
Intrum Justitia AB 3.125%, due 07/15/24	5.000%	Quarterly	06/20/23	CSI	4.575%	EUR	30,000	591	3,181	(2,590)
Intrum Justitia AB 3.125%, due 07/15/24	5.000%	Quarterly	06/20/23	CSI	4.575%	EUR	13,714	271	1,689	(1,418)
Intrum Justitia AB 3.125%, due 07/15/24	5.000%	Quarterly	06/20/23	JPMC	4.575%	EUR	100,000	1,968	5,004	(3,036)
Tesco plc 6.125%, due 02/24/22	1.000%	Quarterly	12/20/23	BBP	1.642%	EUR	100,000	(3,545)	222	(3,767)

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

OTC Credit Default Swaps on Corporate Issues—Sell Protection (a)—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Tesco plc 6.125%, due 02/24/22	1.000%	Quarterly	12/20/25	BBP	2.090%	EUR	100,000	$(8,051)	$(2,963)	$(5,088)
Telecom Italia S.p.A. 5.375%, due 01/29/19	1.000%	Quarterly	12/20/22	CBNA	2.578%	EUR	50,000	(3,418)	(1,003)	(2,415)
Telecom Italia S.p.A. 3.625%, due 01/19/24	1.000%	Quarterly	12/20/23	BBP	2.998%	EUR	103,093	(10,832)	(9,983)	(849)
Telecom Italia S.p.A. 3.625%, due 01/19/24	1.000%	Quarterly	12/20/23	JPMC	2.998%	EUR	96,907	(10,181)	(9,919)	(262)
Thomas Cook Group Plc 6.250%, due 06/15/22	5.000%	Quarterly	06/20/23	BBP	11.793%	EUR	120,000	(28,781)	16,327	(45,108)
Thomas Cook Group Plc 6.250%, due 06/15/22	5.000%	Quarterly	06/20/23	CBNA	11.793%	EUR	50,000	(11,992)	6,738	(18,730)
VUE International Bidco plc 7.875%, due 07/15/20	5.000%	Quarterly	12/20/23	CBNA	4.212%	EUR	13,928	563	1,377	(814)
VUE International Bidco plc 7.875%, due 07/15/20	5.000%	Quarterly	12/20/23	CBNA	4.212%	EUR	32,498	1,313	3,177	(1,864)

Totals								$(395,251)	$(114,844)	$(280,407)

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(JPMC)—	JPMorgan Chase Bank N.A.
(NAB)—	National Australia Bank Ltd.
(SCB)—	Standard Chartered Bank
(UBSA)—	UBS AG

Currencies

(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(EURIBOR)—	Euro Interbank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(ICE)—	Intercontinental Exchange

(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(CLO)—	Collateralized Loan Obligation

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Advertising	$—	$1,982,988	$—	$1,982,988
Aerospace/Defense	—	13,414,339	—	13,414,339
Apparel	—	234,882	—	234,882
Auto Manufacturers	—	2,524,785	—	2,524,785
Auto Parts & Equipment	—	1,483,847	—	1,483,847
Banks	—	17,859,673	—	17,859,673
Building Materials	—	2,577,392	—	2,577,392
Chemicals	—	17,343,503	—	17,343,503
Coal	—	1,722,720	—	1,722,720
Commercial Services	—	20,038,836	—	20,038,836
Computers	—	7,040,497	—	7,040,497
Distribution/Wholesale	—	5,270,860	—	5,270,860
Diversified Financial Services	—	21,345,625	—	21,345,625
Electric	—	10,550,241	—	10,550,241
Electrical Components & Equipment	—	525,363	—	525,363
Electronics	—	898,205	—	898,205
Energy-Alternate Sources	—	1,325,718	—	1,325,718
Engineering & Construction	—	1,739,491	—	1,739,491
Entertainment	—	5,961,348	0	5,961,348
Environmental Control	—	1,521,114	—	1,521,114
Food	—	5,310,552	—	5,310,552
Food Service	—	1,360,635	—	1,360,635
Forest Products & Paper	—	935,313	—	935,313
Gas	—	550,050	—	550,050
Healthcare-Products	—	10,320,944	—	10,320,944
Healthcare-Services	—	29,052,494	—	29,052,494
Home Builders	—	5,956,179	—	5,956,179
Home Furnishings	—	104,025	—	104,025
Household Products/Wares	—	478,649	—	478,649
Insurance	—	5,100,045	—	5,100,045
Internet	—	5,404,787	—	5,404,787
Investment Company Security	—	438,900	—	438,900
Iron/Steel	—	2,245,662	—	2,245,662
Leisure Time	—	3,393,474	—	3,393,474
Lodging	—	5,069,036	—	5,069,036
Machinery-Construction & Mining	—	1,597,484	—	1,597,484
Machinery-Diversified	—	2,994,777	—	2,994,777
Media	—	54,508,553	—	54,508,553
Metal Fabricate/Hardware	—	2,802,800	—	2,802,800
Mining	—	9,997,046	—	9,997,046
Miscellaneous Manufacturing	—	1,429,361	—	1,429,361

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy —   (Continued)

Description	Level 1	Level 2	Level 3	Total
Office/Business Equipment	$—	$1,169,390	$—	$1,169,390
Oil & Gas	—	53,213,475	—	53,213,475
Oil & Gas Services	—	3,312,356	—	3,312,356
Packaging & Containers	—	10,414,549	—	10,414,549
Pharmaceuticals	—	14,707,677	—	14,707,677
Pipelines	—	13,863,249	—	13,863,249
Real Estate	—	3,125,883	0	3,125,883
Real Estate Investment Trusts	—	12,197,826	—	12,197,826
Retail	—	9,157,239	—	9,157,239
Semiconductors	—	1,546,540	—	1,546,540
Software	—	25,698,736	—	25,698,736
Storage/Warehousing	—	2,466,221	—	2,466,221
Telecommunications	—	40,626,066	—	40,626,066
Toys/Games/Hobbies	—	824,085	—	824,085
Transportation	—	201,909	—	201,909
Trucking & Leasing	—	1,717,990	—	1,717,990
Total Corporate Bonds & Notes	—	478,655,384	0	478,655,384
Total Floating Rate Loans (Less Unfunded Loan Commitments)*	—	92,854,787	—	92,854,787
Total Asset-Backed Securities*	—	24,872,077	—	24,872,077
Total Common Stocks*	8,472,312	—	—	8,472,312
Preferred Stocks
Banks	3,630,830	—	—	3,630,830
Diversified Financial Services	—	—	0	0
Total Preferred Stocks	3,630,830	—	0	3,630,830
Total Convertible Bonds*	—	930,122	—	930,122
Escrow Shares
Auto Parts & Equipment	—	—	0	0
Chemicals	—	—	0	0
Diversified Financial Services	—	42,351	—	42,351
Total Escrow Shares	—	42,351	0	42,351
Total Warrant*	—	—	0	0
Total Short-Term Investment*	—	20,085,985	—	20,085,985
Total Securities Lending Reinvestments*	—	41,763,263	—	41,763,263
Total Net Investments	$12,103,142	$659,203,969	$0	$671,307,111

Collateral for Securities Loaned (Liability)	$—	$(41,745,949)	$—	$(41,745,949)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$15,340	$—	$15,340
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(290,683)	—	(290,683)
Total Forward Contracts	$—	$(275,343)	$—	$(275,343)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$193,907	$—	$—	$193,907
Futures Contracts (Unrealized Depreciation)	(9,981)	—	—	(9,981)
Total Futures Contracts	$183,926	$—	$—	$183,926
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Depreciation)	$—	$(111,006)	$—	$(111,006)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$6,871	$—	$6,871
OTC Swap Contracts at Value (Liabilities)	—	(402,122)	—	(402,122)
Total OTC Swap Contracts	$—	$(395,251)	$—	$(395,251)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b) (c)	$671,307,111
Cash	1,355,968
Cash denominated in foreign currencies (d)	427,158
Cash collateral (e)	914,801
OTC swap contracts at market value (f)	6,871
Unrealized appreciation on forward foreign currency exchange contracts	15,340
Receivable for:
Investments sold	3,852,072
Fund shares sold	42,747
Interest	9,249,315
Variation margin on futures contracts	62,158
Interest on OTC swap contracts	2,503
Variation margin on centrally cleared swap contracts	6,660
Prepaid expenses	1,795
Other assets	2,756

Total Assets	687,247,255
Liabilities
OTC swap contracts at market value (g)	402,122
Unrealized depreciation on forward foreign currency exchange contracts	290,683
Collateral for securities loaned	41,745,949
Payables for:
Investments purchased	7,271,464
Securities lending cash collateral	107,503
Fund shares redeemed	278,733
Accrued Expenses:
Management fees	329,656
Distribution and service fees	54,025
Deferred trustees’ fees	123,956
Other expenses	307,755

Total Liabilities	50,911,846

Net Assets	$636,335,409

Net Assets Consist of:
Paid in surplus	$664,734,394
Distributed earnings (Accumulated losses)	(28,398,985)

Net Assets	$636,335,409

Net Assets
Class A	$385,463,360
Class B	250,872,049
Capital Shares Outstanding*
Class A	53,182,685
Class B	35,069,467
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$7.25
Class B	7.15

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $713,809,460.
(b)	Includes securities loaned at value of $39,546,340.
(c)	Investments at value is net of unfunded loan commitments of $63,073.
(d)	Identified cost of cash denominated in foreign currencies was $424,192.
(e)	Includes collateral of $198,470 for futures contracts, $400,331 for OTC swap contracts and $316,000 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $22,966.
(g)	Net premium received on OTC swap contracts was $137,810.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends	$515,929
Interest (a)	40,912,623
Securities lending income	332,289

Total investment income	41,760,841
Expenses
Management fees	4,097,394
Administration fees	32,839
Custodian and accounting fees	264,015
Distribution and service fees—Class B	652,549
Interest expense	39,278
Audit and tax services	82,251
Legal	45,091
Trustees’ fees and expenses	33,731
Shareholder reporting	54,888
Insurance	4,441
Miscellaneous	24,486

Total expenses	5,330,963

Net Investment Income	36,429,878

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(2,396,458)
Purchased options	(553,748)
Futures contracts	96,186
Written options	243,328
Swap contracts	417,474
Foreign currency transactions	499,465
Forward foreign currency transactions	2,697,310

Net realized gain	1,003,557

Net change in unrealized appreciation (depreciation) on:
Investments	(54,431,861)
Purchased options	1,958
Futures contracts	152,437
Swap contracts	(400,577)
Foreign currency transactions	2,152
Forward foreign currency transactions	70,176

Net change in unrealized depreciation	(54,605,715)

Net realized and unrealized loss	(53,602,158)

Net Decrease in Net Assets From Operations	$(17,172,280)

(a)	Net of foreign withholding taxes of $495.

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,429,878	$37,873,065
Net realized gain	1,003,557	12,528,952
Net change in unrealized appreciation (depreciation)	(54,605,715)	3,205,027

Increase (decrease) in net assets from operations	(17,172,280)	53,607,044

From Distributions to Shareholders (a)
Class A	(21,653,107)	(24,471,723)
Class B	(12,718,253)	(14,289,410)

Total distributions	(34,371,360)	(38,761,133)

Decrease in net assets from capital share transactions	(10,860,421)	(12,978,660)

Total increase (decrease) in net assets	(62,404,061)	1,867,251

Net Assets
Beginning of period	698,739,470	696,872,219

End of period	$636,335,409	$698,739,470 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	2,252,182	$17,394,330	1,280,605	$9,987,774
Reinvestments	2,879,402	21,653,107	3,215,732	24,471,723
Redemptions	(7,917,084)	(60,681,862)	(5,378,831)	(41,964,125)

Net decrease	(2,785,500)	$(21,634,425)	(882,494)	$(7,504,628)

Class B
Sales	6,447,793	$48,685,875	2,380,231	$18,366,692
Reinvestments	1,711,744	12,718,253	1,897,664	14,289,410
Redemptions	(6,716,078)	(50,630,124)	(4,950,212)	(38,130,134)

Net increase (decrease)	1,443,459	$10,774,004	(672,317)	$(5,474,032)

Decrease derived from capital shares transactions		$(10,860,421)		$(12,978,660)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $34,113,601 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015		2014
Net Asset Value, Beginning of Period	$7.84	$7.68	$7.21		$8.22		$8.86

Income (Loss) from Investment Operations
Net investment income (a)	0.42	0.43	0.41	(b)	0.42		0.48
Net realized and unrealized gain (loss)	(0.61)	0.18	0.58		(0.69)		(0.16)

Total income (loss) from investment operations	(0.19)	0.61	0.99		(0.27)		0.32

Less Distributions
Distributions from net investment income	(0.40)	(0.45)	(0.52)		(0.67)		(0.55)
Distributions from net realized capital gains	0.00	0.00	0.00		(0.07)		(0.41)

Total distributions	(0.40)	(0.45)	(0.52)		(0.74)		(0.96)

Net Asset Value, End of Period	$7.25	$7.84	$7.68		$7.21		$8.22

Total Return (%) (c)	(2.58)	8.07	14.26		(3.86	)(d)	3.65 (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	0.67	0.67		0.67		0.68
Gross ratio of expenses to average net assets excluding interest expense (%)	0.68	0.67	0.67		0.66		0.67
Net ratio of expenses to average net assets (%) (e)	0.69	0.67	0.67		0.67		0.68
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.68	0.67	0.67		0.66		0.67
Ratio of net investment income to average net assets (%)	5.43	5.47	5.58	(b)	5.24		5.60
Portfolio turnover rate (%)	72	76	89		75		70
Net assets, end of period (in millions)	$385.5	$438.5	$436.6		$422.2		$495.7

	Class B
	Year Ended December 31,
	2018	2017	2016		2015		2014
Net Asset Value, Beginning of Period	$7.74	$7.59	$7.13		$8.14		$8.78

Income (Loss) from Investment Operations
Net investment income (a)	0.39	0.40	0.39	(b)	0.39		0.45
Net realized and unrealized gain (loss)	(0.60)	0.18	0.57		(0.68)		(0.15)

Total income (loss) from investment operations	(0.21)	0.58	0.96		(0.29)		0.30

Less Distributions
Distributions from net investment income	(0.38)	(0.43)	(0.50)		(0.65)		(0.53)
Distributions from net realized capital gains	0.00	0.00	0.00		(0.07)		(0.41)

Total distributions	(0.38)	(0.43)	(0.50)		(0.72)		(0.94)

Net Asset Value, End of Period	$7.15	$7.74	$7.59		$7.13		$8.14

Total Return (%) (c)	(2.87)	7.76	13.98		(4.16	)(d)	3.42 (d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.92	0.92		0.92		0.93
Gross ratio of expenses to average net assets excluding interest expense (%)	0.93	0.92	0.92		0.91		0.92
Net ratio of expenses to average net assets (%) (e)	0.94	0.92	0.92		0.92		0.93
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.93	0.92	0.92		0.91		0.92
Ratio of net investment income to average net assets (%)	5.19	5.22	5.33	(b)	4.99		5.34
Portfolio turnover rate (%)	72	76	89		75		70
Net assets, end of period (in millions)	$250.9	$260.2	$260.3		$239.7		$273.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.04% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-33

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock High Yield Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-34

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s Custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-35

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more

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sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2018, the Portfolio had open unfunded loan commitments of $63,073. At December 31, 2018, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $20,085,985. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $18,280,168. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion

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of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(612,697)	$—	$—	$—	$(612,697)
Corporate Bonds & Notes	(41,131,646)	—	—	—	(41,131,646)
Preferred Stocks	(1,606)	—	—	—	(1,606)
Total	$(41,745,949)	$—	$—	$—	$(41,745,949)
Total Borrowings	$(41,745,949)	$—	$—	$—	$(41,745,949)
Gross amount of recognized liabilities for securities lending transactions					$(41,745,949)

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the Portfolio had an outstanding reverse repurchase agreement balance for 355 days. The average amount of borrowings was $993,542 and the annualized weighted average interest rate was 2.13% during the 355 day period. There were no outstanding reverse repurchase agreements as of December 31, 2018.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might

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result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

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Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial

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instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2018, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$193,907	Unrealized depreciation on futures contracts (a) (b)	$6,877
Credit	OTC swap contracts at market value (c)	6,871	OTC swap contracts at market value (c)	402,122
			Unrealized depreciation on centrally cleared swap contracts (b) (d)	111,006
Equity			Unrealized depreciation on futures contracts (a) (b)	3,104
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	15,340	Unrealized depreciation on forward foreign currency exchange contracts	290,683

Total		$216,118		$813,792

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

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(c)	Excludes OTC swap interest receivable of $2,503.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$3,057	$(3,057)	$—	$—
Credit Suisse International	1,846	(1,846)	—	—
JPMorgan Chase Bank N.A.	14,173	(14,173)	—	—
National Australia Bank Ltd.	1,543	—	—	1,543
Standard Chartered Bank	1,592	—	—	1,592

	$22,211	$(19,076)	$—	$3,135

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$277,247	$—	$(277,247)	$—
Citibank N.A.	40,213	(3,057)	(37,156)	—
Credit Suisse International	42,150	(1,846)	(40,000)	304
JPMorgan Chase Bank N.A.	42,512	(14,173)	(28,339)	—
UBS AG	290,683	—	—	290,683

	$692,805	$(19,076)	$(382,742)	$290,987

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$—	$—	$(553,748)	$—	$(553,748)
Forward foreign currency transactions	—	—	—	2,697,310	2,697,310
Futures contracts	108,636	—	(12,450)	—	96,186
Swap contracts	—	417,474	—	—	417,474
Written options	—	—	243,328	—	243,328

	$108,636	$417,474	$(322,870)	$2,697,310	$2,900,550

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$—	$—	$1,958	$—	$1,958
Forward foreign currency transactions	—	—	—	70,176	70,176
Futures contracts	155,541	—	(3,104)	—	152,437
Swap contracts	—	(400,577)	—	—	(400,577)

	$155,541	$(400,577)	$(1,146)	$70,176	$(176,006)

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For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$152,608
Forward foreign currency transactions	107,220,906
Futures contracts long	3,716,845
Futures contracts short	(722,280)
Swap contracts	14,626,398
Written options	(242,960)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

BHFTI-43

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$483,857,004	$0	$511,859,617

The Portfolio engaged in security transactions with other accounts managed by BlackRock Financial Management, Inc. the subadviser to the Portfolio, that amounted to $1,065,712 in purchases which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2018 were $4,097,394.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Financial Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. No fees were waived during the year ended December 31, 2018.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an

BHFTI-44

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$716,524,118

Gross unrealized appreciation	1,221,638
Gross unrealized depreciation	(46,329,569)

Net unrealized appreciation (depreciation)	$(45,107,931)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$34,371,360	$38,761,133	$—	$—	$34,371,360	$38,761,133

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$41,453,759	$—	$(45,089,419)	$(24,639,440)	$(28,275,100)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $5,893,626 and accumulated long-term capital losses of $18,745,814.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

BHFTI-45

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-46

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock High Yield Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the BlackRock High Yield Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the BlackRock High Yield Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-47

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-48

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-49

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-50

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-51

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-52

Brighthouse Funds Trust I

BlackRock High Yield Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

BlackRock High Yield Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and BlackRock Financial Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, for the one-year period ended September 30, 2018, but underperformed this benchmark for the three-year and five-year periods ending September 30, 2018.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were equal to the Expense Group median, below the Expense Universe median, and above the Sub-Advised Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board further considered that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-53

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A and B shares of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio returned -13.92% and -14.18%, respectively. The Portfolio’s benchmark, the MSCI Emerging Markets Index1, returned -14.58%.

MARKET ENVIRONMENT / CONDITIONS

At the beginning of 2018, investors were optimistic about emerging-market equities, given expectations of synchronised growth in the global economy and corporate profits, as well as a flat-to-weaker U.S. dollar on the back of benign inflation and plentiful liquidity. Instead, the asset class ended the year sharply lower, along with other major markets globally. A confluence of factors, including persistent U.S. dollar strength, rising protectionism, and signs of a slowdown in key economies, weighed on sentiment.

Undeterred by market jitters, the Federal Reserve (the “Fed”) hiked interest rates four times during the year and stayed committed to its balance-sheet reduction program. Together with escalating geopolitical tensions elsewhere, this propelled the U.S. dollar higher and prompted monetary policymakers across several emerging markets to tighten their stance to protect their currencies and contain inflation. Among the worst hit was Turkey, which was already pressured by deteriorating fundamentals and doubts over the central bank’s independence. Likewise, South African stocks and the rand stuttered, as optimism about President Cyril Ramaphosa’s leadership proved short-lived and reform progress remained sluggish. In contrast, Thailand was resilient, bolstered by its healthy foreign-exchange reserves and ample current account surplus.

The evolving trade dispute between the U.S. and China wrong-footed investors early in the year and took a toll on the mainland economy, which started to slow as deleveraging measures came into effect. Consequently, Beijing eased lending conditions and lowered taxes to boost domestic consumption and private investment. Further dampening sentiment was volatility in the Information Technology sector, triggered by lackluster earnings forecasts, collateral damage from the trade dispute and heightened regulatory scrutiny at home and abroad. Meanwhile, other markets linked to the integrated global supply chain, such as Korea and Taiwan, also suffered, with contraction in export orders and manufacturing data.

More positively, Russia shrugged off U.S. sanctions to post modest gains, as oil prices were elevated before losing steam towards the year-end on the back of a supply glut and expectations of falling demand. This provided India and Indonesia some respite and their markets rebounded from earlier bouts of currency weakness.

Political developments took center stage in Latin America. Despite an extended trucker strike that stifled economic activity, Brazil outperformed the broader asset class, boosted by Jair Bolsonaro’s presidential election win and his good showing in Congress. In contrast, Mexican stocks rallied on the conclusion of a revamped North American trade pact, but subsequently retreated, following President Lopez Obrador’s decision to scrap the much-needed new Mexico City airport and further populist measures in the offing.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed the benchmark over the period. Throughout the year, we repositioned the Portfolio, staying faithful to our long-term quality style, while further backing our high-conviction views and better managing the risk of lower-conviction positions.

During the period, we retained significant exposure to India, where we had confidence in the quality and opportunities of our holdings, and where conditions were getting better. Being relatively insulated from global trade worries, India has been resilient, despite several scandals in the financial sector and waning support for the ruling Bharatiya Janata Party in key states. Housing Development Finance Corp. and Kotak Mahindra Bank were among the best performers, as investors took refuge in higher-quality lenders after the crisis around non-banking financial companies. Other names that fared well were Hindustan Unilever, given the growing rural consumption, and Tata Consultancy Services, which benefited from rising IT spending.

We also maintained the Portfolio’s substantial exposure to Indonesia and Mexico. Within Indonesia, Astra International and Bank Central Asia consistently posted good results. The Portfolio’s Mexican holdings performed well in a declining market, with Banorte and Femsa proving their defensiveness following Lopez Obrador’s election win.

The underweight to China and positive stock selection drove outperformance. Mainland markets were hampered by concerns over slowing domestic growth and the escalating trade tension with the U.S., as well as the de-rating of software and Internet stocks that pressured Alibaba, Baidu, and JD.com (which we do not hold). Nevertheless, we took advantage of the volatility over the period and reduced the Portfolio’s underweight to China, after conducting further due diligence on Chinese A-share companies and e-commerce businesses. The Portfolio’s position in 58.com did not escape the sell-off unscathed, but its long-term prospects remained attractive, given the country’s rising wealth, urbanisation and huge domestic market. Internet giant Tencent held up well – its third-quarter net profits rose by 30%, supported by good growth from its advertising, mobile payments and cloud segments. This mitigated sluggishness from its online games segment, which we had expected due to Beijing’s clampdown on new game approvals. Meanwhile, China Resources Land stood out—its shares rose on robust results and earnings upgrades, as well as expectations that Beijing’s stimulus would lift the property sector.

The Portfolio’s relatively large exposure to Brazil was beneficial; however, a few select holdings we owned detracted. Fuel distributor Ultrapar sold off on expectations of weaker quarterly profits amid

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Managed by Aberdeen Asset Managers Limited

Portfolio Manager Commentary*—(Continued)

intensifying competition. Food producer BRF was hampered by weak earnings, leadership uncertainty and investigations into the alleged provision of substandard meat. However, we were encouraged by the new CEO, who we believe, possessed leadership qualities to steer the company forward.

Stock selection in Korea negatively impacted relative returns. Naver posted disappointing results, while Samsung Electronics was pressured by anxiety over a slowdown in the semiconductor and consumer electronics sectors.

The Portfolio’s underweight to the Energy sector was a significant detractor, as Exploration & Production stocks rose amid robust oil prices for most of the year. Mitigating losses was good performance from our Materials holdings in miner Vale (Brazil) as the company’s healthy results were supported by elevated iron-ore prices.

As bottom-up stock pickers, the Portfolio’s country and sector allocations were driven by our process of striving to find quality companies we believed offer attractive valuations. At period end, the Portfolio’s positioning at the country level had an overweight to India and Brazil. India was home to many high-quality companies. Its economic growth rate was among the best in Asia and we believe our holdings continued to have good long-term prospects, despite recent setbacks. Meanwhile, Brazil offered a deep market of quality companies at attractive valuations. Corporate governance has improved in Latin America’s largest economy.

In contrast, the Portfolio was underweight China, South Korea, and Taiwan at period end. We remained circumspect when investing in mainland China, where most companies failed to meet our quality and corporate governance criteria. In Korea, the domination of the chaebol, or huge conglomerates, and the complexity in its group shareholding structures, reduced the transparency of the businesses in our view. Similarly, the Taiwanese market held several interesting businesses, but we regarded the quality and corporate transparency aspects as generally poor.

In terms of sector, the Portfolio was overweight consumer-focused industries, such as Financials and Consumer Staples, and underweight to cyclical or export dependent industries, such as Information Technology and Industrials.

Devan Kaloo

Joanne Irvine

Hugh Young

Flavia Cheong

Mark Gordon-James

Portfolio Managers

Aberdeen Asset Managers Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EMERGING MARKETS INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Brighthouse/Aberdeen Emerging Markets Equity Portfolio
Class A	-13.92	0.01	6.88
Class B	-14.18	-0.25	6.62
MSCI Emerging Markets Index	-14.58	1.65	8.02

1 The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Tencent Holdings, Ltd.	6.5
Samsung Electronics Co., Ltd.	5.3
Taiwan Semiconductor Manufacturing Co., Ltd.	4.7
Housing Development Finance Corp., Ltd.	4.0
Banco Bradesco S.A.(ADR)	3.5
Ping An Insurance Group Co. of China, Ltd. - Class H	2.7
UltraTech Cement, Ltd.	2.6
AIA Group, Ltd.	2.5
Vale S.A.(ADR)	2.5
Astra International Tbk PT	2.4

Top Countries

% of Net Assets
China	25.8
India	14.9
Brazil	11.9
South Korea	7.7
Indonesia	5.5
Hong Kong	5.0
Mexico	4.9
Taiwan	4.7
Philippines	3.8
South Africa	3.7

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Aberdeen Emerging Markets Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.90%	$1,000.00	$965.60	$4.46
	Hypothetical*	0.90%	$1,000.00	$1,020.67	$4.58

Class B (a)	Actual	1.15%	$1,000.00	$965.30	$5.70
	Hypothetical*	1.15%	$1,000.00	$1,019.41	$5.85

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Brazil—11.9%
Ambev S.A.	4,598,300	$18,228,748
Banco Bradesco S.A. (ADR)	4,478,899	44,296,311
BRF S.A. (a)	1,464,068	8,342,446
Lojas Renner S.A.	1,767,550	19,402,787
Multiplan Empreendimentos Imobiliarios S.A.	2,540,711	16,001,177
Ultrapar Participacoes S.A.	976,450	13,285,601
Vale S.A. (ADR)	2,409,000	31,774,710

		151,331,780

Chile—1.8%
Banco Santander Chile (ADR)	421,600	12,605,840
SACI Falabella	1,425,200	10,408,170

		23,014,010

China—25.8%
58.com, Inc. (ADR) (a)	198,027	10,735,044
Autohome, Inc. (ADR) (b)	224,667	17,575,699
China International Travel Service Corp., Ltd. - Class A	2,425,608	21,248,454
China Mobile, Ltd.	2,098,000	20,218,882
China Resources Land, Ltd.	6,692,000	25,550,472
Hangzhou Hikvision Digital Technology Co., Ltd. - Class A	3,301,785	12,475,100
Huazhu Group, Ltd. (ADR) (b)	410,038	11,739,388
Kweichow Moutai Co., Ltd. - Class A	312,867	26,860,449
Midea Group Co., Ltd. - Class A	2,368,799	12,791,553
Ping An Insurance Group Co. of China, Ltd. - Class H	3,983,000	34,973,084
Shanghai International Airport Co., Ltd. - Class A	2,602,722	19,331,268
Sunny Optical Technology Group Co., Ltd.	752,300	6,600,466
Tencent Holdings, Ltd.	2,087,000	82,726,648
Wuxi Biologics Cayman, Inc. (a)	901,000	5,700,496
Yum China Holdings, Inc.	616,603	20,674,698

		329,201,701

Hong Kong—5.0%
AIA Group, Ltd.	3,938,200	32,396,650
Hang Lung Group, Ltd.	3,339,000	8,483,067
Hang Lung Properties, Ltd.	1,819,000	3,467,143
Hong Kong Exchanges and Clearing, Ltd.	670,794	19,249,727

		63,596,587

Hungary—0.3%
Richter Gedeon Nyrt	206,200	3,994,024

India—14.9%
Hero MotoCorp, Ltd.	298,700	13,200,700
Hindustan Unilever, Ltd.	640,351	16,645,136
Housing Development Finance Corp., Ltd.	1,813,921	51,069,038
ITC, Ltd.	6,143,917	24,790,119
Kotak Mahindra Bank, Ltd.	1,439,651	25,786,673
Tata Consultancy Services, Ltd.	900,536	24,455,276
UltraTech Cement, Ltd.	588,578	33,575,111

		189,522,053

Indonesia—5.6%
Astra International Tbk PT	52,247,300	30,076,302
Bank Central Asia Tbk PT	15,288,900	27,638,625

Indonesia—(Continued)
Indocement Tunggal Prakarsa Tbk PT (c)	10,026,500	12,861,233

		70,576,160

Luxembourg—0.7%
Tenaris S.A. (ADR)	429,800	9,163,336

Malaysia—1.4%
Public Bank Bhd	3,025,400	18,097,574

Mexico—4.9%
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	277,777	23,902,711
Grupo Aeroportuario del Sureste S.A.B. de C.V. - Class B	1,151,900	17,374,849
Grupo Financiero Banorte S.A.B. de C.V. - Class O	4,421,832	21,585,169

		62,862,729

Philippines—3.8%
Ayala Corp.	138,120	2,363,734
Ayala Land, Inc. (c)	35,235,000	27,267,115
Bank of the Philippine Islands (c)	10,617,342	18,958,796

		48,589,645

Poland—0.9%
Bank Pekao S.A.	380,100	11,061,082

Russia—2.2%
Lukoil PJSC (ADR)	398,293	28,414,223

South Africa—3.7%
Massmart Holdings, Ltd.	1,221,435	8,788,222
MTN Group, Ltd.	1,848,900	11,445,975
Naspers, Ltd. - N Shares	81,700	16,228,675
Truworths International, Ltd.	1,815,999	11,125,373

		47,588,245

South Korea—7.5%
LG Chem, Ltd. (a)	58,218	18,030,865
NAVER Corp. (a)	96,666	10,532,511
Samsung Electronics Co., Ltd.	2,354,750	67,169,255

		95,732,631

Taiwan—4.7%
Taiwan Semiconductor Manufacturing Co., Ltd.	8,252,000	59,903,559

Thailand—2.7%
Siam Cement PCL (The)	1,917,650	25,678,606
Siam Commercial Bank PCL (The)	2,215,200	9,082,592

		34,761,198

Turkey—1.2%
BIM Birlesik Magazalar A/S	896,200	14,734,957

Total Common Stocks (Cost $1,135,974,846)		1,262,145,494

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2018

Preferred Stock—0.2%

Security Description	Shares/ Principal Amount*	Value

South Korea—0.2%
AmorePacific Corp. (a) (Cost $4,540,743)	26,939	$2,465,397

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $11,711,460; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $11,945,727.	11,710,679	11,710,679

Total Short-Term Investments (Cost $11,710,679)		11,710,679

Securities Lending Reinvestments (d)—1.1%

Certificates of Deposit—0.2%
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (e)	1,000,000	1,000,006
Sumitomo Mitsui Banking Corp. 2.700%, 02/25/19	2,000,000	2,000,184

		3,000,190

Commercial Paper—0.2%
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (e)	2,000,000	2,000,000

Repurchase Agreements—0.7%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $2,000,277; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $2,040,002.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $400,055; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $408,000.	400,000	400,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $200,031; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $204,000.	200,000	200,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $695,346; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $709,140.	695,235	695,235

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $2,500,356; collateralized by various Common Stock with an aggregate market value of $2,783,031.	2,500,000	2,500,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $200,028; collateralized by various Common Stock with an aggregate market value of $222,642.	200,000	200,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $2,000,281; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $2,190,952.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $500,070; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $547,738.	500,000	500,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $400,056; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $438,190.	400,000	400,000

		8,895,235

Total Securities Lending Reinvestments (Cost $13,895,236)		13,895,425

Total Investments—101.2% (Cost $1,166,121,504)		1,290,216,995
Other assets and liabilities (net)—(1.2)%		(15,657,239)

Net Assets—100.0%		$1,274,559,756

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $12,929,369 and the collateral received consisted of cash in the amount of $13,895,236. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Illiquid security. As of December 31, 2018, these securities represent 4.6% of net assets.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Schedule of Investments as of December 31, 2018

Ten Largest Industries as of December 31, 2018 (Unaudited)	% of Net Assets
Banks	14.8
Interactive Media & Services	9.5
Real Estate Management & Development	6.3
Construction Materials	5.7
Beverages	5.4
Insurance	5.3
Technology Hardware, Storage & Peripherals	5.3
Semiconductors & Semiconductor Equipment	4.7
Hotels, Restaurants & Leisure	4.2
Thrifts & Mortgage Finance	4.0

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$76,071,021	$75,260,759	$—	$151,331,780
Chile	12,605,840	10,408,170	—	23,014,010
China	60,724,829	268,476,872	—	329,201,701
Hong Kong	—	63,596,587	—	63,596,587
Hungary	—	3,994,024	—	3,994,024
India	—	189,522,053	—	189,522,053
Indonesia	—	70,576,160	—	70,576,160
Luxembourg	9,163,336	—	—	9,163,336
Malaysia	—	18,097,574	—	18,097,574
Mexico	62,862,729	—	—	62,862,729
Philippines	—	48,589,645	—	48,589,645
Poland	—	11,061,082	—	11,061,082
Russia	28,414,223	—	—	28,414,223
South Africa	—	47,588,245	—	47,588,245
South Korea	—	95,732,631	—	95,732,631
Taiwan	—	59,903,559	—	59,903,559
Thailand	34,761,198	—	—	34,761,198
Turkey	—	14,734,957	—	14,734,957
Total Common Stocks	284,603,176	977,542,318	—	1,262,145,494
Total Preferred Stock*	—	2,465,397	—	2,465,397
Total Short-Term Investment*	—	11,710,679	—	11,710,679
Total Securities Lending Reinvestments*	—	13,895,425	—	13,895,425
Total Investments	$284,603,176	$1,005,613,819	$—	$1,290,216,995

Collateral for Securities Loaned (Liability)	$—	$(13,895,236)	$—	$(13,895,236)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,290,216,995
Cash denominated in foreign currencies (c)	400,894
Receivable for:
Investments sold	1,128,015
Fund shares sold	286,955
Dividends and interest	1,821,009
Prepaid expenses	3,504

Total Assets	1,293,857,372
Liabilities
Collateral for securities loaned	13,895,236
Payables for:
Fund shares redeemed	990,116
Foreign taxes	2,266,771
Accrued Expenses:
Management fees	914,669
Distribution and service fees	105,472
Deferred trustees’ fees	123,956
Other expenses	1,001,396

Total Liabilities	19,297,616

Net Assets	$1,274,559,756

Net Assets Consist of:
Paid in surplus	$1,320,608,672
Distributable earnings (Accumulated losses) (d)	(46,048,916)

Net Assets	$1,274,559,756

Net Assets
Class A	$782,036,030
Class B	492,523,726
Capital Shares Outstanding*
Class A	81,973,243
Class B	52,114,649
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.54
Class B	9.45

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,166,121,504.
(b)	Includes securities loaned at value of $12,929,369.
(c)	Identified cost of cash denominated in foreign currencies was $400,700.
(d)	Includes foreign capital gains tax of $2,266,771.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$28,104,849
Interest	151,189
Securities lending income	79,192

Total investment income	28,335,230
Expenses
Management fees	12,173,290
Administration fees	51,530
Custodian and accounting fees	1,058,484
Distribution and service fees—Class B	1,351,858
Audit and tax services	54,287
Legal	44,730
Trustees’ fees and expenses	33,732
Shareholder reporting	83,294
Insurance	9,104
Miscellaneous	102,669

Total expenses	14,962,978
Less management fee waiver	(749,998)

Net expenses	14,212,980

Net Investment Income	14,122,250

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	13,381,561
Foreign currency transactions	(209,833)

Net realized gain	13,171,728

Net change in unrealized depreciation on:
Investments (c)	(228,399,325)
Foreign currency transactions	(1,834)

Net change in unrealized depreciation	(228,401,159)

Net realized and unrealized loss	(215,229,431)

Net Decrease in Net Assets From Operations	$(201,107,181)

(a)	Net of foreign withholding taxes of $3,803,008.
(b)	Net of foreign capital gains tax of $198,049.
(c)	Includes change in foreign capital gains tax of $(869,722).

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,122,250	$18,477,314
Net realized gain	13,171,728	73,363,065
Net change in unrealized appreciation (depreciation)	(228,401,159)	270,309,974

Increase (decrease) in net assets from operations	(201,107,181)	362,150,353

From Distributions to Shareholders (a)
Class A	(23,547,220)	(11,675,909)
Class B	(14,104,469)	(6,238,369)

Total distributions	(37,651,689)	(17,914,278)

Increase (decrease) in net assets from capital share transactions	524,972	(149,687,585)

Total increase (decrease) in net assets	(238,233,898)	194,548,490

Net Assets
Beginning of period	1,512,793,654	1,318,245,164

End of period	$1,274,559,756	$1,512,793,654 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	6,459,395	$64,160,173	1,668,738	$17,593,131
Reinvestments	2,268,518	23,547,220	1,121,605	11,675,909
Redemptions	(7,194,100)	(79,456,111)	(11,530,565)	(122,361,926)

Net increase (decrease)	1,533,813	$8,251,282	(8,740,222)	$(93,092,886)

Class B
Sales	5,527,408	$56,502,424	3,080,381	$31,242,431
Reinvestments	1,370,697	14,104,469	604,493	6,238,369
Redemptions	(7,409,126)	(78,333,203)	(9,084,227)	(94,075,499)

Net decrease	(511,021)	$(7,726,310)	(5,399,353)	$(56,594,699)

Increase (decrease) derived from capital shares transactions		$524,972		$(149,687,585)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $15,396,788 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$11.41	$8.99	$8.14		$9.62	$10.39

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.14	0.13	(b)	0.12	0.13
Net realized and unrealized gain (loss)	(1.68)	2.42	0.83		(1.41)	(0.79)

Total income (loss) from investment operations	(1.56)	2.56	0.96		(1.29)	(0.66)

Less Distributions
Distributions from net investment income	(0.31)	(0.14)	(0.11)		(0.19)	(0.11)

Total distributions	(0.31)	(0.14)	(0.11)		(0.19)	(0.11)

Net Asset Value, End of Period	$9.54	$11.41	$8.99		$8.14	$9.62

Total Return (%) (c)	(13.92)	28.59	11.83		(13.66)	(6.41)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	0.99	1.00		1.02	1.01
Net ratio of expenses to average net assets (%) (d)	0.94	0.94	0.94		1.00	0.99
Ratio of net investment income to average net assets (%)	1.12	1.37	1.49	(b)	1.29	1.30
Portfolio turnover rate (%)	20	20	15		116	49
Net assets, end of period (in millions)	$782.0	$917.9	$801.5		$789.2	$873.8

	Class B
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$11.30	$8.91	$8.07		$9.53	$10.30

Income (Loss) from Investment Operations
Net investment income (a)	0.09	0.11	0.11	(b)	0.09	0.11
Net realized and unrealized gain (loss)	(1.66)	2.39	0.82		(1.38)	(0.80)

Total income (loss) from investment operations	(1.57)	2.50	0.93		(1.29)	(0.69)

Less Distributions
Distributions from net investment income	(0.28)	(0.11)	(0.09)		(0.17)	(0.08)

Total distributions	(0.28)	(0.11)	(0.09)		(0.17)	(0.08)

Net Asset Value, End of Period	$9.45	$11.30	$8.91		$8.07	$9.53

Total Return (%) (c)	(14.18)	28.21 (e)	11.50		(13.81)	(6.70)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.24	1.24	1.25		1.27	1.26
Net ratio of expenses to average net assets (%) (d)	1.19	1.19	1.19		1.25	1.24
Ratio of net investment income to average net assets (%)	0.88	1.11	1.23	(b)	1.03	1.05
Portfolio turnover rate (%)	20	20	15		116	49
Net assets, end of period (in millions)	$492.5	$594.9	$516.8		$511.2	$597.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Aberdeen Emerging Markets Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $11,710,679. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $8,895,235. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$276,242,369	$0	$300,605,750

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$12,173,290	1.050%	First $250 million
	1.000%	$250 million to $500 million
	0.850%	$500 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Aberdeen Asset Managers Limited (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	On the first $500 million
0.050%	$500 million to $1 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,187,606,979

Gross unrealized appreciation	208,996,845
Gross unrealized depreciation	(106,386,829)

Net unrealized appreciation (depreciation)	$102,610,016

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$37,651,689	$17,914,277	$—	$—	$37,651,689	$17,914,277

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$16,655,341	$—	$100,345,327	$(162,925,629)	$(45,924,961)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $28,139,186, and accumulated long-term capital losses of $134,786,443.

During the year ended December 31, 2018, the Portfolio utilized capital loss carryforwards of $7,837,784.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Aberdeen Emerging Markets Equity Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Aberdeen Emerging Markets Equity Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-17

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Aberdeen Emerging Markets Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse/Aberdeen Emerging Markets Equity Portfolio The Board also considered the following information in relation to the Agreements with the Adviser and Aberdeen regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the MSCI Emerging Markets Index, for the one-, three-, and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A and B shares of the Brighthouse/Artisan International Portfolio returned -10.68% and -10.91%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index1, returned -14.20%.

MARKET ENVIRONMENT / CONDITIONS

Foreign equities suffered selling pressure in the final three months of 2018 as end-of-cycle ruminations centered around normalizing monetary policies, softening global growth and the U.S.-China trade conflict. This led to the MSCI All Country World ex-U.S. Index’s worst calendar year since 2008. No regions were unscathed. Europe, Japan, and Emerging Markets were each down double-digit percentages.

Likewise, all sectors in the MSCI All Country World ex-U.S. Index finished lower for the period, with most down double-digit percentages. The Consumer Discretionary sector was weakest. The Utilities, Health Care, and Energy sectors held up best.

Like the February 2018 selloff, the initial trigger originated from concerns about rising government bond yields and a potential reemergence of global inflationary pressures—largely non-existent since the global financial crisis. Another area of angst was decelerating economic and earnings growth due in part to a slowdown in Europe and Japan and the effects of the U.S.-China trade war.

Political uncertainty remained another major theme in 2018. Besides the U.S.-China trade war, investors kept a close eye on the ongoing Brexit (the U.K.’s proposal to leave the European Union) negotiations as well as the standoff between the European Union and Italy over the country’s budget deficit. After several months of back and forth between Italy and the European Union—that had pushed up Italy’s borrowing costs and knocked European bank stocks—Italy and the European Union struck a deal in December.

In contrast to the rest of the world, the U.S. economy strengthened in 2018. The substantial fiscal stimulus in the form of tax cuts contributed to stronger economic growth and corporate profits. U.S. monetary policy diverged as well. Citing strong economic fundamentals, the Federal Reserve continued to normalize policy—hiking its benchmark rate four times in 2018 and continuing to unwind its balance sheet. Even so, conflicting signals about the underlying health of economic conditions and financial markets’ weakness contributed to investors’ questioning whether the Federal Reserve was being too aggressive in its approach. Conversely, the other major central banks—European Central Bank, Bank of England, and Bank of Japan—maintained their easy policies. China’s policymakers, amid the ongoing trade war with the U.S., supported their economy using a host of measures to incentivize bank lending and reduce borrowing costs.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

Though absolute returns were disappointing, the Portfolio solidly outpaced the MSCI All Country World ex-U.S. Index over the trailing 12-month period. Outperformance was driven by stock selection. In particular, the Portfolio’s Information Technology, Consumer Discretionary, and Materials holdings contributed positively to performance. Top contributors in these sectors were Wirecard (Germany), an electronic payments processor; Amazon.com, an e-commerce and cloud services leader; and Linde (Germany), an industrial gases company. Other top performers were medical devices company Medtronic and European exchange operator Deutsche Boerse (Germany).

Sources of relative weakness were the Communication Services and Consumer Staples sectors. Key detractors in the sectors were internet company NetEase (China), which was sold during the reporting period, and alcoholic beverages company Anheuser-Busch InBev (Belgium). Other individual detractors were Deutsche Post (Germany), Europe’s largest postal service provider and European banks ING (Netherlands) and BNP Paribas (France).

As of December 31, 2018, the Portfolio’s largest sector overweights relative to the benchmark were Materials, Industrials, and Financials and largest underweights were Consumer Discretionary and Communication Services. On a geographic basis, the Portfolio’s largest regional overweight was Europe and largest underweight was in Emerging Markets.

Our experience investing over several market cycles has taught us the importance of focusing on companies with exposure to secular growth themes and sustainable growth characteristics: dominant or growing market positions, strong pricing power, and solid free cash

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Managed by Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

flow. Consequently, we remained focused on our themes and believe we have invested in a portfolio of companies that can weather a changing political and economic environment. We believe our bottom-up process will serve our investors well, yielding fundamentally sound companies with sustainable growth characteristics that are capable of standing up to varied market environments.

Mark L. Yockey

Charles-Henri Hamker

Andrew Euretig

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	Since Inception[2]
Brighthouse/Artisan International Portfolio
Class A	-10.68	0.75
Class B	-10.91	0.30
MSCI All Country World ex-U.S. Index	-14.20	0.52

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 Inception date of the Class A and Class B shares are 4/29/2014 and 11/12/2014, respectively. The since inception return of the index is based on the Class A inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Linde plc	6.6
Deutsche Boerse AG	5.1
Wirecard AG	5.0
Medtronic plc	4.4
Nestle S.A.	3.8
Airbus SE	3.5
Deutsche Post AG	3.2
AIA Group, Ltd.	3.2
ING Groep NV	3.1
Aon plc	2.9

Top Countries

% of Net Assets
Germany	20.9
United Kingdom	14.8
United States	12.8
France	12.6
Switzerland	8.1
Netherlands	5.4
Brazil	4.7
Japan	3.9
Italy	3.7
Hong Kong	3.2

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A	Actual	0.78%	$1,000.00	$912.40	$3.76
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class B	Actual	1.03%	$1,000.00	$911.40	$4.96
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—91.5% of Net Assets

Security Description	Shares	Value

Belgium—2.1%
Anheuser-Busch InBev S.A.	340,925	$22,563,193

Brazil—2.5%
B3 S.A.—Brasil Bolsa Balcao	555,419	3,836,706
Petroleo Brasileiro S.A. (ADR) (a)	1,768,468	23,007,769

		26,844,475

Canada—1.5%
Canadian National Railway Co.	88,797	6,580,746
Canadian Pacific Railway, Ltd. (a)	40,923	7,268,743
Dollarama, Inc.	59,371	1,412,083
Fortis, Inc.	33,381	1,112,782

		16,374,354

China—0.3%
Kweichow Moutai Co., Ltd.—Class A	39,188	3,364,392

Denmark—2.1%
Genmab A/S (b)	139,112	22,797,214

Finland—1.1%
Fortum Oyj	565,471	12,401,975

France—12.6%
Air Liquide S.A.	236,853	29,323,675
Airbus SE	396,954	37,965,050
Amundi S.A.	40,458	2,127,055
BNP Paribas S.A.	341,504	15,380,722
Danone S.A.	124,004	8,739,731
Eiffage S.A. (144A)	156,697	13,109,379
Safran S.A.	80,203	9,635,596
Schneider Electric SE	67,362	4,584,456
Vinci S.A.	189,747	15,592,996

		136,458,660

Germany—19.4%
adidas AG	15,867	3,315,742
Allianz SE	143,521	28,799,842
Beiersdorf AG	199,923	20,864,498
Deutsche Boerse AG	458,600	55,149,974
Deutsche Post AG	1,284,134	35,171,020
Symrise AG	168,396	12,444,285
Wirecard AG	355,789	54,162,503

		209,907,864

Hong Kong—3.2%
AIA Group, Ltd.	4,248,772	34,951,496

Indonesia—0.9%
Bank Rakyat Indonesia Persero Tbk PT	36,655,800	9,356,780

Italy—3.7%
Assicurazioni Generali S.p.A.	1,381,578	23,118,564
Intesa Sanpaolo S.p.A.	7,537,225	16,704,564

		39,823,128

Japan—3.9%
Calbee, Inc.	389,400	12,169,154
Japan Exchange Group, Inc.	582,900	9,361,242
Nippon Shinyaku Co., Ltd.	207,500	13,071,862
Taiyo Nippon Sanso Corp.	470,200	7,741,734

		42,343,992

Macau—0.3%
Wynn Macau, Ltd.	1,312,400	2,824,072

Netherlands—5.4%
Akzo Nobel NV	81,722	6,569,025
ASML Holding NV	27,491	4,289,336
ING Groep NV	3,103,305	33,257,579
Koninklijke DSM NV	170,902	13,905,666

		58,021,606

Russia—1.3%
MMC Norilsk Nickel PJSC (ADR)	767,695	14,402,851

Switzerland—8.1%
Ferguson plc	313,343	20,068,339
Idorsia, Ltd. (144A) (a) (b)	114,679	1,903,217
Lonza Group AG (b)	61,949	16,105,312
Nestle S.A.	512,448	41,662,456
Sonova Holding AG (144A)	51,296	8,363,884

		88,103,208

United Kingdom—13.2%
AVEVA Group plc	13,853	425,723
British American Tobacco plc	182,368	5,815,566
ConvaTec Group plc (144A)	5,726,373	10,114,658
Experian plc	547,904	13,316,657
HSBC Holdings plc	1,544,510	12,674,817
Linde plc	449,847	71,429,835
London Stock Exchange Group plc	298,551	15,406,737
RELX plc	55,152	1,132,762
Rentokil Initial plc	3,000,640	12,841,765

		143,158,520

United States—9.9%
Amazon.com, Inc. (b)	4,460	6,698,786
Aon plc	216,737	31,504,890
Medtronic plc	518,924	47,201,327
WABCO Holdings, Inc. (b)	28,091	3,015,288
Willis Towers Watson plc	121,846	18,503,534

		106,923,825

Total Common Stocks (Cost $983,497,917)		990,621,605

Preferred Stocks—3.7%

Brazil—2.2%
Petroleo Brasileiro S.A.	4,075,087	23,658,134

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2018

Preferred Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Germany—1.5%
Henkel AG & Co. KGaA	153,037	$16,711,544

Total Preferred Stocks (Cost $43,897,109)		40,369,678

Equity-Linked Security—1.6%

United Kingdom—1.6%
Ryanair Holdings plc (HSBC Bank plc), Expires 10/29/19 (b) (c) (Cost $20,014,219)	1,424,945	17,550,775

Short-Term Investment—2.9%

Repurchase Agreement—2.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $31,025,247; collateralized by U.S. Treasury Notes with rates ranging from 2.125% - 2.875%, maturity dates ranging from 11/30/23 - 12/31/23, and an aggregate market value of $31,645,774.	31,023,179	31,023,179

Total Short-Term Investments (Cost $31,023,179)		31,023,179

Securities Lending Reinvestments (d)—1.2%

Repurchase Agreements—1.1%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $400,055; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $408,000.	400,000	400,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $2,300,318; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $2,346,002.	2,300,000	2,300,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $2,300,351; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $2,346,000.	2,300,000	2,300,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $1,772,853; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $1,808,022.	1,772,570	1,772,570

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,400,199; collateralized by various Common Stock with an aggregate market value of $1,558,497.	1,400,000	$1,400,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $200,028; collateralized by various Common Stock with an aggregate market value of $222,642.	200,000	200,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,000,142; collateralized by various Common Stock with an aggregate market value of $1,113,212.	1,000,000	1,000,000
Nomura Securities International, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $500,082; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.500%, maturity dates ranging from 02/15/19 - 08/15/48, and an aggregate market value of $510,000.	500,000	500,000
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,100,155; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,205,023.	1,100,000	1,100,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,000,141; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,095,476.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $400,056; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $438,190.	400,000	400,000

		12,372,570

Time Deposit—0.1%
Royal Bank of Canada 2.420%, 01/02/19	500,000	500,000

Total Securities Lending Reinvestments (Cost $12,872,570)		12,872,570

Total Investments—100.9% (Cost $1,091,304,994)		1,092,437,807
Other assets and liabilities (net)—(0.9)%		(9,799,048)

Net Assets—100.0%		$1,082,638,759

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2018

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $10,616,039 and the collateral received consisted of cash in the amount of $12,872,570. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $33,491,138, which is 3.1% of net assets.
(ADR)—	American Depositary Receipt

Ten Largest Industries as of December 31, 2018 (Unaudited)	% of Net Assets
Chemicals	13.1
Insurance	12.6
Banks	9.7
Capital Markets	7.9
Health Care Equipment & Supplies	6.1
Food Products	5.8
IT Services	5.0
Aerospace & Defense	4.4
Oil, Gas & Consumable Fuels	4.3
Air Freight & Logistics	3.2

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$22,563,193	$—	$—	$22,563,193
Brazil	26,844,475	—	—	26,844,475
Canada	16,374,354	—	—	16,374,354
China	3,364,392	—	—	3,364,392
Denmark	22,797,214	—	—	22,797,214
Finland	12,401,975	—	—	12,401,975
France	116,493,482	19,965,178	—	136,458,660
Germany	121,756,762	88,151,102	—	209,907,864
Hong Kong	34,951,496	—	—	34,951,496
Indonesia	9,356,780	—	—	9,356,780
Italy	23,118,564	16,704,564	—	39,823,128
Japan	42,343,992	—	—	42,343,992
Macau	2,824,072	—	—	2,824,072
Netherlands	37,546,915	20,474,691	—	58,021,606
Russia	14,402,851	—	—	14,402,851
Switzerland	30,335,440	57,767,768	—	88,103,208
United Kingdom	111,351,480	31,807,040	—	143,158,520
United States	106,923,825	—	—	106,923,825
Total Common Stocks	755,751,262	234,870,343	—	990,621,605
Total Preferred Stocks*	40,369,678	—	—	40,369,678
Total Equity-Linked Security*	—	17,550,775	—	17,550,775
Total Short-Term Investment*	—	31,023,179	—	31,023,179
Total Securities Lending Reinvestments*	—	12,872,570	—	12,872,570
Total Investments	$796,120,940	$296,316,867	$—	$1,092,437,807

Collateral for Securities Loaned (Liability)	$—	$(12,872,570)	$—	$(12,872,570)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,092,437,807
Cash denominated in foreign currencies (c)	1,166,014
Receivable for:
Investments sold	349,366
Dividends and interest	3,206,940
Prepaid expenses	3,205

Total Assets	1,097,163,332
Liabilities
Collateral for securities loaned	12,872,570
Payables for:
Investments purchased	562,905
Fund shares redeemed	10,652
Accrued Expenses:
Management fees	699,969
Distribution and service fees	64
Deferred trustees’ fees	75,771
Other expenses	302,642

Total Liabilities	14,524,573

Net Assets	$1,082,638,759

Net Assets Consist of:
Paid in surplus	$1,093,766,692
Distributable earnings (Accumulated losses)	(11,127,933)

Net Assets	$1,082,638,759

Net Assets
Class A	$1,082,344,491
Class B	294,268
Capital Shares Outstanding*
Class A	109,355,249
Class B	29,820
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.90
Class B	9.87

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,091,304,994.
(b)	Includes securities loaned at value of $10,616,039.
(c)	Identified cost of cash denominated in foreign currencies was $1,160,580.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$25,640,360
Interest	472,918
Securities lending income	126,947

Total investment income	26,240,225
Expenses
Management fees	8,658,900
Administration fees	44,596
Custodian and accounting fees	257,357
Distribution and service fees—Class B	801
Audit and tax services	56,625
Legal	45,091
Trustees’ fees and expenses	33,731
Shareholder reporting	27,161
Insurance	7,468
Miscellaneous	57,263

Total expenses	9,188,993
Less broker commission recapture	(483)

Net expenses	9,188,510

Net Investment Income	17,051,715

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	49,406,965
Foreign currency transactions	(123,926)

Net realized gain	49,283,039

Net change in unrealized depreciation on:
Investments	(196,776,576)
Foreign currency transactions	(65,933)

Net change in unrealized depreciation	(196,842,509)

Net realized and unrealized loss	(147,559,470)

Net Decrease in Net Assets From Operations	$(130,507,755)

(a)	Net of foreign withholding taxes of $2,873,777.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$17,051,715	$14,380,329
Net realized gain	49,283,039	48,806,680
Net change in unrealized appreciation (depreciation)	(196,842,509)	232,530,718

Increase (decrease) in net assets from operations	(130,507,755)	295,717,727

From Distributions to Shareholders (a)
Class A	(17,921,508)	(14,575,517)
Class B	(4,182)	(3,371)

Total distributions	(17,925,690)	(14,578,888)

Increase (decrease) in net assets from capital share transactions	115,682,210	(132,762,619)

Total increase (decrease) in net assets	(32,751,235)	148,376,220

Net Assets
Beginning of period	1,115,389,994	967,013,774

End of period	$1,082,638,759	$1,115,389,994 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	15,201,144	$174,479,293	1,209,192	$11,117,171
Reinvestments	1,595,860	17,921,508	1,437,428	14,575,517
Redemptions	(6,602,288)	(76,739,738)	(15,132,598)	(158,457,715)

Net increase (decrease)	10,194,716	$115,661,063	(12,485,978)	$(132,765,027)

Class B
Sales	2,906	$32,959	4,063	$39,306
Reinvestments	373	4,182	333	3,371
Redemptions	(1,431)	(15,994)	(3,782)	(40,269)

Net increase	1,848	$21,147	614	$2,408

Increase (decrease) derived from capital shares transactions		$115,682,210		$(132,762,619)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $16,782,214 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014(a)
Net Asset Value, Beginning of Period	$11.25	$8.66	$9.62	$10.04	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.16	0.13	0.14	0.09	0.06
Net realized and unrealized gain (loss)	(1.34)	2.60	(1.01)	(0.43)	(0.02)

Total income (loss) from investment operations	(1.18)	2.73	(0.87)	(0.34)	0.04

Less Distributions
Distributions from net investment income	(0.17)	(0.14)	(0.09)	(0.08)	0.00

Total distributions	(0.17)	(0.14)	(0.09)	(0.08)	0.00

Net Asset Value, End of Period	$9.90	$11.25	$8.66	$9.62	$10.04

Total Return (%) (c)	(10.68)	31.64	(9.11)	(3.49)	0.40	(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.80	0.80	0.80	0.81	0.83	(e)
Ratio of net investment income to average net assets (%)	1.48	1.32	1.52	0.86	0.86	(e)
Portfolio turnover rate (%)	65	46	80	49	33	(d)
Net assets, end of period (in millions)	$1,082.3	$1,115.1	$966.8	$986.8	$974.8

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014(f)
Net Asset Value, Beginning of Period	$11.21	$8.64	$9.61	$10.03	$10.15

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.14	0.11	0.12	0.05	(0.00	)(g)
Net realized and unrealized gain (loss)	(1.34)	2.58	(1.01)	(0.39)	(0.12)

Total income (loss) from investment operations	(1.20)	2.69	(0.89)	(0.34)	(0.12)

Less Distributions
Distributions from net investment income	(0.14)	(0.12)	(0.08)	(0.08)	0.00

Total distributions	(0.14)	(0.12)	(0.08)	(0.08)	0.00

Net Asset Value, End of Period	$9.87	$11.21	$8.64	$9.61	$10.03

Total Return (%) (c)	(10.91)	31.22 (h)	(9.27)	(3.49)	(1.18	)(d)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.05	1.05	1.05	1.06	1.29	(e)
Ratio of net investment income (loss) to average net assets (%)	1.25	1.05	1.36	0.50	(0.04	)(e)
Portfolio turnover rate (%)	65	46	80	49	33	(d)
Net assets, end of period (in millions)	$0.3	$0.3	$0.2	$0.1	$0.0	(i)

(a)	Commencement of operations of the Portfolio and Class A was April 29, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Commencement of operations of Class B was November 12, 2014.
(g)	Net investment income (loss) was less than $0.01.
(h)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(i)	Net assets, end of period rounds to less than $0.1 million.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $31,023,179. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $12,372,570. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$804,087,376	$0	$701,506,023

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2018 were $8,658,900.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,092,534,312
Gross unrealized appreciation	94,908,252
Gross unrealized depreciation	(95,021,283)

Net unrealized appreciation (depreciation)	$(113,031)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$17,925,690	$14,578,888	$—	$—	$17,925,690	$14,578,888

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$16,677,835	$—	$(113,031)	$(27,616,963)	$(11,052,159)

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

During the year ended December 31, 2018, the Portfolio utilized capital loss carry forwards of $49,068,089.

At December 31, 2018, the Portfolio had short-term accumulated capital losses of $27,616,963.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) - Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Artisan International Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Artisan International Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended December 31, 2018, 2017, 2016, 2015, and the period from April 29, 2014 (commencement of operations) through December 31, 2014, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Artisan International Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2018, 2017, 2016, 2015, and the period from April 29, 2014 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Artisan International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse/Artisan International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Artisan Partners Limited Partnership regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the one- and three-year and since-inception (beginning April 29, 2014) periods ended June 30, 2018. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three-year and since-inception periods ended June 30, 2018. In addition, the Board considered that the Portfolio outperformed its benchmark, the MSCI All Country World (ex.-U.S.) Index, for the one-year and since-inception periods ended September 30, 2018, and underperformed its benchmark for the three-year period ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and Sub-advised Expense Universe median, but slightly above the Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Managed by Eaton Vance Management

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A and B shares of the Brighthouse/Eaton Vance Floating Rate Portfolio returned 0.56% and 0.31%, respectively. The Portfolio’s benchmark, the S&P/LSTA Leveraged Loan Index1, returned 0.44%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. floating-rate loan market as measured by the broad-based S&P/LSTA Leveraged Loan Index (“the Index”) delivered a return of 0.44% for calendar year 2018. After notching a positive 4.03% return through the first nine months of calendar year 2018, the floating-rate loan market experienced significant retail outflows during the fourth quarter 2018 and negative performance results in each of the final three months of 2018, which resulted in a modest 0.44% return over the full calendar year period.

Looking at technical conditions in the loan market, robust supply conditions continued in calendar year 2018, with record merger & acquisition supply contributing to the $1.15 trillion in loans outstanding at the end of the period, a new high. On the demand side, Collateralized Loan Obligation (“CLO”) formation was once again the biggest driver with CLO originations topping $128 billion, a new record. Meanwhile, retail demand posted positive net flows throughout the first nine months of the year but reversed sharply over the final three months of the year with almost $20 billion in net redemptions in the fourth quarter 2018 as concerns related to the U.S. Federal Reserve monetary policy direction, economic growth, trade tensions, and other issues weighed on investors’ psyches.

Despite the significant retail redemptions toward the end of the period, loan fundamentals remained solid. The trailing twelve-month default rate ended the year at 1.63% on a par-weighted basis, near a 14-month low. By issuer count, the default rate ended the year at 1.56%, the lowest level since November 2017. Both figures remained well below long-term averages, while buy-side manager survey results continued to point toward below-average default rates as loan markets headed in the year ahead.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Index over the twelve-month period ended December 31, 2018. Relative performance during the reporting period reflected a combination of factors related to Portfolio positioning. Index performance across quality segments was mixed over the period. BB-rated loans returned -0.42% and B-rated loans in the Index returned 0.86%, while lower quality CCC-rated loans returned 2.35% and D-rated (defaulted) loans returned -12.41%. The Portfolio’s underweight exposure to defaulted loans helped relative performance while an underweight to higher-credit risk CCC-rated loans detracted from performance.

Within the Index’s industry-level performance, there was a wide range of performance dispersion between the best and worst-performing industries over the period. The Portfolio’s underexposure to Retailers (ex-food and drug) and Surface Transport represented a headwind to relative performance, as those industries outperformed the broader Index during the period. Favorable loan selection results within the Brokers/Dealers and Oil & Gas industries contributed to relative performance.

The cornerstones of the strategy’s investment philosophy remained intense, internal credit research and broad diversification. The Portfolio held 452 issuer positions across 35 industries as of December 31, 2018. We believed the optimal risk/return profile can be achieved predominately through interest income realized through investments in what we viewed to be higher quality loans, rather than primarily seeking the capital gains associated with distressed loans. As of the end of the period, the Portfolio maintained a sizeable overweight position in BB loans (33.5% vs. 27.2% in the Index) and an underweight exposure to the distressed CCC loan category (3.4% vs. 5.8% in the Index).

Given the floating-rate nature of the asset class, the Portfolio was exposed to minimal interest rate risk as the loans in the Portfolio reset their coupons every 39 days on average as of December 31, 2018, which resulted in a Portfolio duration of approximately 0.11 years.

Scott H. Page

Craig P. Russ

Andrew N. Sveen

Portfolio Managers

Eaton Vance Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P/LSTA LEVERAGED LOAN INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	Since Inception[2]
Brighthouse/Eaton Vance Floating Rate Portfolio
Class A	0.56	2.82	3.62
Class B	0.31	2.57	3.36
S&P/LSTA Leveraged Loan Index	0.44	3.05	4.07

1 The Standard & Poor’s/Loan Syndications and Trading Association (S&P/LSTA) Leveraged Loan Index is a weekly total return index that uses mark-to-market pricing to calculate market value change. The Index tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included represent a broad cross section of leveraged loans syndicated in the U.S., including dollar-denominated loans to overseas issuers.

2 Inception date of the Class A and Class B shares is 4/30/2010. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Ten Largest Industries

% of Net Assets
Software	8.1
Media	5.5
Telecommunications	5.4
Healthcare-Services	5.3
Chemicals	4.9
Pharmaceuticals	4.5
Commercial Services	4.3
Diversified Financial Services	4.0
Retail	3.8
Insurance	3.5

Top Sectors

% of Net Assets
Floating Rate Loans	95.5
Common Stocks	0.5

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Eaton Vance Floating Rate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A	Actual	0.68%	$1,000.00	$983.30	$3.40
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class B	Actual	0.93%	$1,000.00	$982.20	$4.65
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (a)—95.5% of Net Assets

Security Description	Principal Amount*	Value

Advertising—0.7%
AppLovin Corp. Term Loan B, 6.272%, 1M LIBOR + 3.750%, 08/15/25	1,425,000	$1,410,750
J.D. Power & Associates 1st Lien Term Loan, 6.272%, 1M LIBOR + 3.750%, 09/07/23	955,096	931,219
Red Ventures LLC Term Loan B, 5.522%, 1M LIBOR + 3.000%, 11/08/24	937,775	894,793
Vestcom Parent Holdings, Inc. 1st Lien Term Loan, 6.523%, PRIME + 3.000%, 12/19/23	1,770,060	1,734,659

		4,971,421

Aerospace/Defense—1.9%
Accudyne Industries LLC Term Loan, 5.522%, 1M LIBOR + 3.000%, 08/18/24	599,625	570,393
Flying Fortress, Inc. Term Loan B, 4.553%, 3M LIBOR + 1.750%, 10/30/22	2,729,167	2,681,406
TransDigm, Inc. Term Loan F, 5.022%, 1M LIBOR + 2.500%, 06/09/23	4,977,998	4,716,653
Term Loan G, 5.022%, 1M LIBOR + 2.500%, 08/22/24	4,696,167	4,441,790
Wesco Aircraft Hardware Corp. Term Loan A, 5.522%, 1M LIBOR + 3.000%, 11/30/20	1,375,625	1,354,991
WP CPP Holdings LLC Term Loan, 6.280%, 3M LIBOR + 3.750%, 04/30/25	523,688	506,668

		14,271,901

Auto Components—1.1%
American Axle & Manufacturing, Inc. Term Loan B, 4.752%, 1M LIBOR + 2.250%, 04/06/24	2,900,625	2,762,120
CS Intermediate Holdco 2 LLC Term Loan B, 4.522%, 1M LIBOR + 2.000%, 11/02/23	1,283,995	1,219,796
Dayco Products LLC Term Loan B, 6.957%, 3M LIBOR + 4.250%, 05/19/23	979,474	959,884
Tenneco, Inc. Term Loan B, 5.272%, 1M LIBOR + 2.750%, 10/01/25	3,325,000	3,129,656

		8,071,456

Auto Parts & Equipment—1.1%
Belron Finance U.S. LLC Term Loan B, 4.839%, 3M LIBOR + 2.250%, 11/07/24	519,750	497,661
DexKo Global, Inc. Term Loan, 6.022%, 1M LIBOR + 3.500%, 07/24/24	1,786,074	1,728,027
Garrett LX III S.a r.l. Term Loan B, 5.330%, 3M LIBOR + 2.500%, 09/27/25	249,375	236,906
Goodyear Tire & Rubber Co. (The) 2nd Lien Term Loan, 4.455%, 1M LIBOR + 2.000%, 03/07/25	2,433,333	2,327,890
Horizon Global Corp. Term Loan B, 8.803%, 3M LIBOR + 6.000%, 06/30/21	352,546	336,682
L&W, Inc. Term Loan B, 6.506%, 1M LIBOR + 4.000%, 05/22/25	746,250	735,056
TI Group Automotive Systems LLC Term Loan, 5.022%, 1M LIBOR + 2.500%, 06/30/22	1,356,329	1,296,989
Tower Automotive Holdings USA LLC Term Loan B, 5.188%, 1M LIBOR + 2.750%, 03/07/24	1,046,556	1,003,385

		8,162,596

Automobiles—0.2%
Thor Industries, Inc. Term Loan B, 10/30/25 (b)	1,475,000	1,401,250

Banks—0.2%
AI Alpine AT Bidco GmbH Term Loan B, 5.809%, 3M LIBOR + 3.250%, 10/31/25	200,000	191,500
Freedom Mortgage Corp. 1st Lien Term Loan, 7.272%, 1M LIBOR + 4.750%, 02/23/22	1,031,577	1,023,519

		1,215,019

Beverages—0.3%
Arterra Wines Canada, Inc. Term Loan B1, 5.542%, 3M LIBOR + 2.750%, 12/15/23	322,532	308,018
Flavors Holdings, Inc. 1st Lien Term Loan, 8.553%, 3M LIBOR + 5.750%, 04/03/20	630,000	584,136
Jacobs Douwe Egberts International B.V. Term Loan B, 4.563%, 3M LIBOR + 2.000%, 11/01/25	1,555,258	1,514,433

		2,406,587

Building Materials—1.2%
CPG International, Inc. Term Loan, 6.633%, 6M LIBOR + 3.750%, 05/05/24	1,914,725	1,838,136
Henry Co. LLC Term Loan B, 6.522%, 1M LIBOR + 4.000%, 10/05/23	392,990	383,492
NCI Building Systems, Inc. Term Loan, 6.175%, 3M LIBOR + 3.750%, 04/12/25	698,246	638,895
Quikrete Holdings, Inc. 1st Lien Term Loan, 5.272%, 1M LIBOR + 2.750%, 11/15/23	4,311,043	4,114,352
Summit Materials Cos. I LLC Term Loan B, 4.522%, 1M LIBOR + 2.000%, 11/21/24	1,584,000	1,521,630
Tank Holding Corp. Term Loan B, 5.644%, 1M LIBOR + 3.500%, 03/17/22	637,704	620,167

		9,116,672

Capital Markets—1.0%
Donnelley Financial Solutions, Inc. Term Loan B, 5.420%, 1M LIBOR + 3.000%, 10/02/23	108,750	106,575
Greenhill & Co., Inc. 1st Lien Term Loan, 6.468%, 1M LIBOR + 3.750%, 10/12/22	914,063	912,920
Guggenheim Partners LLC Term Loan, 5.272%, 1M LIBOR + 2.750%, 07/21/23	5,235,907	5,150,823
Sheridan Investment Partners II L.P. Term Loan A, 6.210%, 3M LIBOR + 3.500%, 12/16/20	97,090	83,255
Term Loan B, 6.210%, 3M LIBOR + 3.500%, 12/16/20	697,951	598,493
Term Loan M, 6.210%, 3M LIBOR + 3.500%, 12/16/20	36,209	31,049
Virtus Investment Partners, Inc. Term Loan, 4.908%, 3M LIBOR + 2.500%, 06/01/24	606,390	598,052

		7,481,167

Chemicals—4.9%
Alpha 3 B.V. Term Loan B1, 5.803%, 3M LIBOR + 3.000%, 01/31/24	1,781,520	1,704,321
Aruba Investments, Inc. Term Loan B, 5.772%, 1M LIBOR + 3.250%, 02/02/22	290,940	282,939

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Ashland, Inc. Term Loan B, 4.260%, 1M LIBOR + 1.750%, 05/17/24	517,125	$507,025
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B3, 4.553%, 3M LIBOR + 1.750%, 06/01/24	3,298,574	3,119,900
Emerald Performance Materials LLC 1st Lien Term Loan, 6.022%, 1M LIBOR + 3.500%, 08/01/21	475,777	461,503
Ferro Corp. Term Loan B1, 5.053%, 3M LIBOR + 2.250%, 02/14/24	393,030	380,584
Term Loan B2, 5.053%, 3M LIBOR + 2.250%, 02/14/24	313,491	303,564
Term Loan B3, 5.053%, 3M LIBOR + 2.250%, 02/14/24	306,821	297,105
Flint Group GmbH Term Loan C, 5.487%, 3M LIBOR + 3.000%, 09/07/21	135,831	122,927
Flint Group U.S. LLC 1st Lien Term Loan B2, 5.487%, 3M LIBOR + 3.000%, 09/07/21	821,669	743,610
Gemini HDPE LLC Term Loan B, 5.027%, 3M LIBOR + 2.500%, 08/07/24	1,838,043	1,778,306
GrafTech Finance, Inc. Term Loan B, 6.022%, 1M LIBOR + 3.500%, 02/12/25	2,608,125	2,474,459
HB Fuller Co. Term Loan B, 4.470%, 1M LIBOR + 2.000%, 10/20/24	1,758,689	1,657,564
Ineos U.S. Finance LLC Term Loan B, 4.522%, 1M LIBOR + 2.000%, 03/31/24	3,093,750	2,951,308
Invictus U.S. LLC 1st Lien Term Loan, 5.495%, 2M LIBOR + 3.000%, 03/28/25	471,438	460,241
Kraton Polymers LLC Term Loan, 5.022%, 1M LIBOR + 2.500%, 03/05/25	843,338	821,200
LTI Holdings, Inc. 1st Lien Term Loan, 6.022%, 1M LIBOR + 3.500%, 09/06/25	448,875	425,309
MacDermid, Inc. Term Loan B6, 5.522%, 1M LIBOR + 3.000%, 06/07/23	2,781,500	2,739,777
Term Loan B7, 5.022%, 1M LIBOR + 2.500%, 06/07/20	281,213	280,159
Messer Industries GmbH Term Loan, 10/01/25 (b)	1,425,000	1,364,437
Minerals Technologies, Inc. Term Loan B, 4.801%, 1M LIBOR + 2.250%, 02/14/24	896,314	869,425
Orion Engineered Carbons GmbH Term Loan B, 4.803%, 3M LIBOR + 2.000%, 07/25/24	457,422	458,223
Platform Specialty Products Corp. Term Loan, 11/15/25 (b)	600,000	582,000
Schenectady International Group, Inc. 1st Lien Term Loan, 7.186%, 3M LIBOR + 4.750%, 10/15/25	850,000	820,250
Sonneborn LLC Term Loan, 6.272%, 1M LIBOR + 3.750%, 12/10/20	335,487	333,810
Sonneborn Refined Products B.V. Term Loan, 6.272%, 1M LIBOR + 3.750%, 12/10/20	59,204	58,908
Spectrum Holdings III Corp. 1st Lien Term Loan, 5.772%, 1M LIBOR + 3.250%, 01/31/25	541,905	521,584
Starfruit Finco B.V Term Loan B, 5.599%, 1M LIBOR + 3.250%, 10/01/25	2,625,000	2,467,500
Tata Chemicals North America, Inc. Term Loan B, 5.563%, 3M LIBOR + 2.750%, 08/07/20	840,404	817,293
Tronox Blocked Borrower LLC Term Loan B, 5.522%, 1M LIBOR + 3.000%, 09/23/24	965,250	940,946
Tronox Finance LLC Term Loan B, 5.522%, 1M LIBOR + 3.000%, 09/23/24	2,227,500	2,171,414

Chemicals—(Continued)
Univar, Inc. Term Loan B, 4.772%, 1M LIBOR + 2.250%, 07/01/24	3,206,787	3,072,903
Venator Materials Corp. Term Loan B, 5.522%, 1M LIBOR + 3.000%, 08/08/24	839,375	803,702
Versum Materials, Inc. Term Loan, 4.803%, 3M LIBOR + 2.000%, 09/29/23	586,500	576,725

		37,370,921

Coal—0.2%
Murray Energy Corp. Term Loan B2, 9.777%, 3M LIBOR + 7.250%, 10/17/22	1,878,091	1,577,596

Commercial Services—4.3%
Acosta Holdco, Inc. Term Loan, 5.772%, 1M LIBOR + 3.250%, 09/26/21	1,460,752	895,320
Albany Molecular Research, Inc. 1st Lien Term Loan, 5.772%, 1M LIBOR + 3.250%, 08/30/24	666,563	633,234
ASGN, Inc. Term Loan B2, 4.522%, 1M LIBOR + 2.000%, 04/02/25	454,775	444,542
Cast & Crew Payroll LLC 1st Lien Term Loan B, 5.030%, 1M LIBOR + 2.500%, 09/27/24	960,961	953,754
Ceridian HCM Holding Inc. Term Loan B, 5.772%, 1M LIBOR + 3.250%, 04/30/25	1,371,563	1,320,129
EAB Global, Inc. 1st Lien Term Loan, 6.407%, 3M LIBOR + 3.750%, 11/15/24	1,414,313	1,347,133
Element Materials Technology Group U.S. Holdings, Inc. Term Loan B, 6.303%, 3M LIBOR + 3.500%, 06/28/24	346,500	341,303
Financial & Risk US Holdings, Inc. Term Loan, 6.272%, 1M LIBOR + 3.750%, 10/01/25	1,050,000	984,900
Garda World Security Corp. Term Loan, 6.241%, 3M LIBOR + 3.500%, 05/24/24	1,834,865	1,754,590
Hertz Corp. (The) Term Loan B, 5.280%, 1M LIBOR + 2.750%, 06/30/23	986,563	953,019
IAP Worldwide Services, Inc. 2nd Lien Term Loan, 9.303%, 3M LIBOR + 6.500%, 07/18/19 (c) (d) (e)	327,745	261,770
Revolver, 1.505%, 3M LIBOR + 6.500%, 07/18/19 (c) (d) (e) (f)	248,024	246,263
IPC Corp. Term Loan B, 7.030%, 3M LIBOR + 4.500%, 08/06/21	880,630	761,745
Jaguar Holding Co. II Term Loan, 5.022%, 1M LIBOR + 2.500%, 08/18/22	5,570,127	5,304,772
KAR Auction Services, Inc. Term Loan B4, 5.063%, 3M LIBOR + 2.250%, 03/11/21	2,954,861	2,880,989
Live Nation Entertainment, Inc. Term Loan B3, 4.313%, 1M LIBOR + 1.750%, 10/31/23	1,590,276	1,558,470
Monitronics International, Inc. Term Loan B2, 8.303%, 3M LIBOR + 5.500%, 09/30/22	1,546,810	1,391,356
Parexel International Corp. Term Loan B, 5.272%, 1M LIBOR + 2.750%, 09/27/24	2,444,063	2,227,152
Ping Identity Corp. Term Loan B, 6.272%, 1M LIBOR + 3.750%, 01/24/25	870,625	855,389
Pre-Paid Legal Services, Inc. 1st Lien Term Loan, 5.522%, 1M LIBOR + 3.000%, 05/01/25	412,875	404,617

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Prime Security Services Borrower LLC 1st Lien Term Loan, 5.272%, 1M LIBOR + 2.750%, 05/02/22	2,968,003	$2,852,993
Prometric Holdings, Inc. 1st Lien Term Loan, 5.530%, 1M LIBOR + 3.000%, 01/29/25	272,938	264,067
Restaurant Technologies, Inc. 1st Lien Term Loan, 5.646%, 3M LIBOR + 3.250%, 10/01/25	200,000	195,000
ServiceMaster Co. Term Loan B, 5.022%, 1M LIBOR + 2.500%, 11/08/23	1,120,814	1,099,799
SGS Cayman L.P. Term Loan B, 8.178%, 3M LIBOR + 5.375%, 04/23/21	194,358	183,669
United Rentals North America, Inc. Term Loan B, 4.272%, 1M LIBOR + 1.750%, 10/31/25	822,938	805,656
Verscend Holding Corp. Term Loan B, 7.022%, 1M LIBOR + 4.500%, 08/27/25	1,421,438	1,378,794

		32,300,425

Commercial Services & Supplies—0.1%
LSC Communications, Inc. Term Loan B, 8.022%, 1M LIBOR + 5.500%, 09/30/22	828,375	822,162

Communications Equipment—0.2%
Plantronics, Inc. Term Loan B, 5.022%, 1M LIBOR + 2.500%, 07/02/25	1,271,813	1,227,829

Computers—1.5%
Avast Software B.V. Term Loan B, 5.303%, 3M LIBOR + 2.500%, 09/30/23	1,320,834	1,281,760
Exact Merger Sub LLC 1st Lien Term Loan, 7.063%, 3M LIBOR + 4.250%, 09/27/24	567,813	562,135
Harland Clarke Holdings Corp. Term Loan B7, 7.553%, 3M LIBOR + 4.750%, 11/03/23	922,779	839,729
Lumentum Holdings 1st Lien Term Loan, 5.022%, 1M LIBOR + 2.500%, 08/07/25	550,000	532,125
MTS Systems Corp. Term Loan B, 5.710%, 1M LIBOR + 3.250%, 07/05/23	1,102,926	1,064,323
SkillSoft Corp. 1st Lien Term Loan, 7.272%, 1M LIBOR + 4.750%, 04/28/21	3,864,032	3,134,696
Tempo Acquisition LLC Term Loan, 5.522%, 1M LIBOR + 3.000%, 05/01/24	812,625	780,120
Verifone Systems, Inc. 1st Lien Term Loan, 6.645%, 3M LIBOR + 4.000%, 08/20/25	875,000	848,385
Western Digital Corp. Term Loan B4, 4.256%, 1M LIBOR + 1.750%, 04/29/23	2,180,959	2,086,452

		11,129,725

Distribution/Wholesale—0.1%
Beacon Roofing Supply, Inc. Term Loan B, 4.682%, 1M LIBOR + 2.250%, 01/02/25	545,875	520,629
Wastequip LLC 1st Lien Term Loan, 6.006%, 1M LIBOR + 3.500%, 03/20/25	124,063	121,581

		642,210

Distributors—0.4%
American Builders & Contractors Supply Co., Inc. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 10/31/23	3,443,687	3,286,262
PFS Holding Corp. 1st Lien Term Loan, 5.880%, 1M LIBOR + 3.500%, 01/31/21	238,125	130,969

		3,417,231

Diversified Consumer Services—0.4%
Adtalem Global Education, Inc. Term Loan B, 5.522%, 1M LIBOR + 3.000%, 04/11/25	373,125	366,828
Coinamatic Canada, Inc. 1st Lien Term Loan, 5.772%, 1M LIBOR + 3.250%, 05/14/22	43,144	41,634
KUEHG Corp. Incremental Term Loan, 6.553%, 3M LIBOR + 3.750%, 02/21/25	2,445,538	2,364,835
WASH Multifamily Laundry Systems LLC 1st Lien Term Loan, 5.772%, 1M LIBOR + 3.250%, 05/14/22	246,355	237,733

		3,011,030

Diversified Financial Services—4.0%
Advisor Group, Inc. Term Loan, 6.272%, 1M LIBOR + 3.750%, 08/15/25	523,688	515,832
AlixPartners LLP Term Loan B, 5.272%, 1M LIBOR + 2.750%, 04/04/24	3,125,000	3,009,375
Aptean, Inc. 1st Lien Term Loan, 7.060%, 3M LIBOR + 4.250%, 12/20/22	1,058,775	1,048,849
Aretec Group, Inc. Term Loan, 6.772%, 1M LIBOR + 4.250%, 10/01/25	1,075,000	1,048,125
Citco Funding LLC Term Loan, 5.022%, 1M LIBOR + 2.500%, 09/28/23	3,017,458	2,919,391
Clipper Acquisitions Corp. Term Loan B, 4.129%, 1M LIBOR + 1.750%, 12/27/24	1,113,750	1,074,769
Delos Finance S.a.r.l. Term Loan B, 4.553%, 3M LIBOR + 1.750%, 10/06/23	2,675,000	2,609,463
Ditech Holding Corp. Term Loan, 8.522%, 1M LIBOR + 6.000%, 06/30/22	2,747,915	2,346,032
Focus Financial Partners LLC Incremental Term Loan, 5.022%, 1M LIBOR + 2.500%, 07/03/24	1,716,375	1,667,029
Franklin Square Holdings L.P. Term Loan B, 4.875%, 1M LIBOR + 2.500%, 08/01/25	498,750	481,294
GreenSky Holdings LLC Term Loan B, 5.813%, 1M LIBOR + 3.250%, 03/31/25	1,315,063	1,272,323
GTCR Valor Cos., Inc. Term Loan B1, 5.553%, 3M LIBOR + 2.750%, 06/16/23	1,363,592	1,312,457
Harbourvest Partners LLC Term Loan B, 4.690%, 1M LIBOR + 2.250%, 03/01/25	1,002,738	972,656
Lightstone Holdco LLC Term Loan B, 6.272%, 1M LIBOR + 3.750%, 01/30/24	1,243,575	1,182,950
Term Loan C, 6.272%, 1M LIBOR + 3.750%, 01/30/24	66,792	63,535
LPL Holdings, Inc. 1st Lien Term Loan B, 4.729%, 1M LIBOR + 2.250%, 09/23/24	1,305,166	1,257,854
MIP Delaware LLC Term Loan B1, 5.803%, 3M LIBOR + 3.000%, 03/09/20	88,652	88,209

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
NFP Corp. Term Loan B, 5.522%, 1M LIBOR + 3.000%, 01/08/24	3,008,347	$2,852,915
Oz Management L.P. 1st Lien Term Loan, 7.250%, 3M LIBOR + 4.750%, 04/10/23	500,000	496,250
PGX Holdings, Inc. 1st Lien Term Loan, 7.780%, 1M LIBOR + 5.250%, 09/29/20	1,412,749	1,368,672
Victory Capital Holdings, Inc. Term Loan B, 5.553%, 3M LIBOR + 2.750%, 02/12/25	252,778	250,408
Walker & Dunlop, Inc. Term Loan B, 4.772%, 1M LIBOR + 2.250%, 10/31/25	700,000	696,500
Worldpay, LLC 1st Lien Term Loan B3, 4.189%, 1M LIBOR + 1.750%, 10/14/23	239,635	231,248
1st Lien Term Loan B4, 4.190%, 1M LIBOR + 1.750%, 08/09/24	1,662,438	1,599,403

		30,365,539

Electric—1.4%
Calpine Construction Finance Co. L.P. Term Loan B, 5.022%, 1M LIBOR + 2.500%, 01/15/25	1,249,202	1,181,537
Calpine Corp. Term Loan B5, 5.310%, 3M LIBOR + 2.500%, 01/15/24	4,084,417	3,888,492
Dayton Power & Light Co. (The) Term Loan B, 4.510%, 1M LIBOR + 2.000%, 08/24/22	539,000	534,957
Granite Acquisition, Inc. Term Loan B, 6.303%, 3M LIBOR + 3.500%, 12/19/21	2,401,691	2,364,916
Term Loan C, 6.303%, 3M LIBOR + 3.500%, 12/19/21	109,579	107,901
Longview Power LLC Term Loan B, 8.530%, 3M LIBOR + 6.000%, 04/13/21	1,230,375	1,038,642
Talen Energy Supply LLC Term Loan B2, 6.522%, 1M LIBOR + 4.000%, 04/15/24	684,250	675,412
TTM Technologies, Inc. Term Loan, 4.849%, 1M LIBOR + 2.500%, 09/28/24	286,486	268,939
Vistra Energy Corp. 1st Lien Term Loan B3, 4.473%, 1M LIBOR + 2.000%, 12/31/25	995,000	958,185

		11,018,981

Electrical Components & Equipment—0.3%
Electro Rent Corp. 1st Lien Term Loan, 7.487%, 3M LIBOR + 5.000%, 01/31/24	1,176,000	1,155,420
Pelican Products, Inc. 1st Lien Term Loan, 5.879%, 1M LIBOR + 3.500%, 05/01/25	572,125	543,519
Southwire Co. Term Loan B, 4.455%, 1M LIBOR + 2.000%, 05/19/25	547,250	536,989

		2,235,928

Electronics—0.8%
Celestica, Inc. Term Loan B, 5.006%, 1M LIBOR + 2.500%, 06/27/25	300,000	294,600
EIG Investors Corp. 1st Lien Term Loan, 6.441%, 3M LIBOR + 3.750%, 02/09/23	4,582,971	4,445,482
EXC Holdings III Corp. 1st Lien Term Loan, 6.303%, 3M LIBOR + 3.500%, 12/02/24	445,500	429,351

Electronics—(Continued)
Global Appliance, Inc. Term Loan B, 6.530%, 1M LIBOR + 4.000%, 09/29/24	913,438	863,198
Resideo Funding, Inc. Term Loan B, 4.490%, 3M LIBOR + 2.000%, 10/24/25	350,000	339,172

		6,371,803

Energy Equipment & Services—0.1%
EnergySolutions LLC Term Loan B, 6.553%, 3M LIBOR + 3.750%, 05/09/25	1,119,375	1,041,019

Engineering & Construction—0.1%
frontdoor, inc. Term Loan B, 5.063%, 1M LIBOR + 2.500%, 08/14/25	423,938	409,100
USIC Holdings, Inc. Term Loan B, 5.772%, 1M LIBOR + 3.250%, 12/08/23	173,714	166,476

		575,576

Entertainment—1.0%
CDS U.S. Intermediate Holdings, Inc. 1st Lien Term Loan, 6.401%, 3M LIBOR + 2.500%, 07/08/22	590,428	541,718
SeaWorld Parks & Entertainment, Inc. Term Loan B5, 5.522%, 1M LIBOR + 3.000%, 03/31/24	2,337,755	2,242,298
Seminole Hard Rock Entertainment, Inc. Term Loan B, 5.146%, 3M LIBOR + 2.750%, 05/14/20	260,563	259,260
Sesac Holdco II LLC 1st Lien Term Loan, 5.506%, 1M LIBOR + 3.000%, 02/23/24	515,813	500,338
SMG Holdings, Inc. 1st Lien Term Loan, 5.522%, 1M LIBOR + 3.000%, 01/23/25	223,313	216,613
Stars Group Holdings B.V. (The) Incremental Term Loan, 6.303%, 3M LIBOR + 3.500%, 07/10/25	3,731,250	3,625,308

		7,385,535

Environmental Control—0.9%
Advanced Disposal Services, Inc.
Term Loan B3, 4.669%, 1W LIBOR + 2.250%, 11/10/23	3,282,947	3,163,940
Core & Main L.P. Term Loan B, 5.721%, 3M LIBOR + 3.000%, 08/01/24	717,750	696,218
GFL Environmental Inc. Term Loan B, 5.522%, 1M LIBOR + 3.000%, 05/30/25	2,239,370	2,099,409
Robertshaw U.S. Holding Corp. 1st Lien Term Loan, 6.063%, 1M LIBOR + 3.500%, 02/28/25	595,500	544,883

		6,504,450

Equity Real Estate Investment Trusts—0.1%
Brookfield Property REIT, Inc. 1st Lien Term Loan B, 5.022%, 1M LIBOR + 2.500%, 08/27/25	900,000	850,339

Food—3.2%
Agro Merchants NAI Holdings LLC 1st Lien Term Loan B, 6.553%, 3M LIBOR + 3.750%, 12/06/24	346,597	333,600

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Albertsons LLC Term Loan B7, 5.522%, 1M LIBOR + 3.000%, 11/17/25	1,157,942	$1,095,702
Term Loan B5, 5.822%, 3M LIBOR + 3.000%, 12/21/22	1,470,122	1,414,992
Term Loan B6, 5.691%, 3M LIBOR + 3.000%, 06/22/23	3,995,512	3,818,710
Aramark Services, Inc. Term Loan B3, 4.272%, 1M LIBOR + 1.750%, 03/11/25	816,080	792,271
CHG PPC Parent LLC Term Loan B, 5.272%, 1M LIBOR + 2.750%, 03/31/25	447,750	429,840
Del Monte Foods, Inc. 1st Lien Term Loan, 5.908%, 3M LIBOR + 3.250%, 02/18/21	1,456,152	1,207,394
Dole Food Co., Inc. Term Loan B, 5.248%, PRIME + 1.750%, 04/06/24	2,556,678	2,463,999
Hearthside Food Solutions LLC Incremental Term Loan, 6.522%, 1M LIBOR + 4.000%, 05/31/25	400,000	388,500
Term Loan B, 6.210%, 1M LIBOR + 3.687%, 05/23/25	671,625	643,920
High Liner Foods, Inc. Term Loan B, 5.720%, 3M LIBOR + 3.250%, 04/24/21	781,451	720,888
JBS USA LLC Term Loan B, 5.260%, 3M LIBOR + 2.500%, 10/30/22	6,625,704	6,387,589
Nomad Foods Europe Midco, Ltd. Term Loan B4, 4.705%, 1M LIBOR + 2.250%, 05/15/24	1,750,676	1,663,143
NPC International, Inc. 1st Lien Term Loan, 6.022%, 1M LIBOR + 3.500%, 04/19/24	1,551,375	1,454,414
Post Holdings, Inc. Incremental Term Loan, 4.510%, 1M LIBOR + 2.000%, 05/24/24	937,483	908,187
U.S. Foods, Inc. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 06/27/23	769,084	731,270

		24,454,419

Hand/Machine Tools—0.6%
Apex Tool Group LLC Term Loan B, 6.272%, 1M LIBOR + 3.750%, 02/01/22	2,291,250	2,207,620
Milacron LLC Term Loan B, 5.022%, 1M LIBOR + 2.500%, 09/28/23	2,365,779	2,223,832

		4,431,452

Health Care Providers & Services—0.1%
R1 RCM, Inc. Term Loan, 7.772%, 3M LIBOR + 5.250%, 05/08/25	522,375	517,151

Health Care Technology—0.2%
Inovalon Holdings, Inc. Term Loan B, 5.938%, 1M LIBOR + 3.500%, 04/02/25	1,147,125	1,106,976
Press Ganey Holdings, Inc. 1st Lien Term Loan, 5.272%, 1M LIBOR + 2.750%, 10/23/23	710,500	682,080

		1,789,056

Healthcare-Products—3.2%
Argon Medical Devices, Inc. 1st Lien Term Loan B, 6.272%, 1M LIBOR + 3.750%, 01/23/25	843,625	826,753

Healthcare-Products—(Continued)
Avantor, Inc. 1st Lien Term Loan, 6.572%, 3M LIBOR + 3.750%, 11/21/24	2,047,768	1,990,600
Carestream Dental Equipment, Inc. 1st Lien Term Loan, 6.053%, 3M LIBOR + 3.250%, 09/01/24	1,335,600	1,292,193
CHG Healthcare Services, Inc. 1st Lien Term Loan B, 5.525%, 3M LIBOR + 3.000%, 06/07/23	3,106,769	2,998,032
CryoLife, Inc. Term Loan B, 6.053%, 3M LIBOR + 3.250%, 11/14/24	470,250	460,845
DJO Finance LLC Term Loan, 5.709%, 3M LIBOR + 3.250%, 06/08/20	3,345,979	3,316,702
Greatbatch, Ltd. 1st Lien Term Loan B, 5.390%, 1M LIBOR + 3.000%, 10/27/22	2,224,577	2,170,074
Hanger, Inc. 1st Lien Term Loan, 6.022%, 1M LIBOR + 3.500%, 03/06/25	1,017,313	1,002,053
Kinetic Concepts, Inc. Term Loan B, 6.053%, 3M LIBOR + 3.325%, 02/02/24	2,511,750	2,423,839
Mallinckrodt International Finance S.A. Term Loan B, 5.553%, 3M LIBOR + 2.750%, 09/24/24	3,465,486	3,183,295
Term Loan B, 5.618%, 3M LIBOR + 3.000%, 02/24/25	818,813	757,060
New Millennium HoldCo, Inc. Term Loan, 9.022%, 1M LIBOR + 6.500%, 12/21/20	274,322	146,762
Sotera Health Holdings LLC Term Loan, 5.522%, 1M LIBOR + 3.000%, 05/15/22	2,342,148	2,248,462
Tecomet, Inc. Term Loan, 5.887%, 1M LIBOR + 3.500%, 05/01/24	738,750	712,894
Viant Medical Holdings, Inc. 1st Lien Term Loan, 6.553%, 3M LIBOR + 3.750%, 07/02/25	448,875	444,386

		23,973,950

Healthcare-Services—5.3%
Acadia Healthcare Co., Inc. Term Loan B3, 5.022%, 1M LIBOR + 2.500%, 02/11/22	710,067	688,765
Term Loan B4, 5.022%, 1M LIBOR + 2.500%, 02/16/23	1,434,701	1,387,176
Accelerated Health Systems LLC Term Loan B, 5.849%, 1M LIBOR + 3.500%, 10/31/25	500,000	494,375
ADMI Corp. Term Loan B, 5.522%, 1M LIBOR + 3.000%, 04/30/25	1,592,000	1,522,350
Alliance Healthcare Services, Inc. Term Loan B, 7.022%, 1M LIBOR + 4.500%, 10/24/23	955,625	941,291
BioClinica, Inc. 1st Lien Term Loan, 6.750%, 3M LIBOR + 4.250%, 10/20/23	637,000	591,614
BW NHHC Holdco, Inc. 1st Lien Term Loan, 7.470%, 1M LIBOR + 5.000%, 05/15/25	920,375	901,967
Community Health Systems, Inc. Term Loan H, 5.957%, 3M LIBOR + 3.250%, 01/27/21	1,634,722	1,570,560
Concentra, Inc. 1st Lien Term Loan, 5.130%, 1M LIBOR + 2.750%, 06/01/22	776,731	743,720
CPI Holdco LLC 1st Lien Term Loan, 6.022%, 1M LIBOR + 3.500%, 03/21/24	762,994	746,781
DaVita, Inc. Term Loan B, 5.272%, 1M LIBOR + 2.750%, 06/24/21	3,056,000	3,030,213
Envision Healthcare Corp.
1st Lien Term Loan, 6.272%, 1M LIBOR + 3.750%, 10/10/25	4,250,000	3,979,653

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Equian LLC Term Loan B, 5.756%, 1M LIBOR + 3.250%, 05/20/24	591,990	$571,270
Gentiva Health Services, Inc. 1st Lien Term Loan, 6.313%, 1M LIBOR + 3.750%, 07/02/25	1,901,118	1,853,590
GHX Ultimate Parent Corp. 1st Lien Term Loan, 6.063%, 3M LIBOR + 3.250%, 06/28/24	1,085,739	1,027,380
MPH Acquisition Holdings LLC Term Loan B, 5.553%, 3M LIBOR + 2.750%, 06/07/23	4,481,868	4,238,726
National Mentor Holdings, Inc. Term Loan B, 5.803%, 3M LIBOR + 3.000%, 01/31/21	1,027,536	1,015,548
One Call Corp. Term Loan B, 7.705%, 1M LIBOR + 5.250%, 11/25/22	1,320,278	1,174,387
Ortho-Clinical Diagnostics S.A. Term Loan B, 5.756%, 1M LIBOR + 3.250%, 06/30/25	3,200,549	2,984,512
PharMerica Corp. 1st Lien Term Loan, 5.955%, 1M LIBOR + 3.500%, 12/06/24	744,375	711,809
Prospect Medical Holdings, Inc. Term Loan B, 7.938%, 1M LIBOR + 5.500%, 02/22/24	1,116,563	1,108,188
RadNet, Inc. Term Loan, 6.190%, 3M LIBOR + 3.750%, 06/30/23	1,449,103	1,434,612
Select Medical Corp. Term Loan B, 4.962%, PRIME + 1.750%, 03/06/25	1,547,438	1,481,671
Surgery Center Holdings, Inc. Term Loan B, 5.780%, 1M LIBOR + 3.250%, 09/02/24	913,438	872,333
Team Health Holdings, Inc. 1st Lien Term Loan, 5.272%, 1M LIBOR + 2.750%, 02/06/24	1,915,875	1,729,077
U.S. Anesthesia Partners, Inc. Term Loan, 5.522%, 1M LIBOR + 3.000%, 06/23/24	2,271,784	2,182,049
Universal Health Services, Inc. Term Loan B, 4.272%, 1M LIBOR + 1.750%, 10/31/25	400,000	395,000
Universal Hospital Services, Inc. Term Loan, 10/18/25 (b)	400,000	388,000
Wink Holdco, Inc. 1st Lien Term Loan B, 5.522%, 1M LIBOR + 3.000%, 12/02/24	420,750	399,713

		40,166,330

Hotels, Restaurants & Leisure—1.2%
1011778 B.C. Unlimited Liability Co. Term Loan B3, 4.772%, 1M LIBOR + 2.250%, 02/16/24	6,612,202	6,309,085
Eldorado Resorts LLC Term Loan B, 4.750%, 2M LIBOR + 2.250%, 04/17/24	775,297	738,471
GVC Holdings plc Term Loan B2, 5.022%, 1M LIBOR + 2.500%, 03/29/24	1,017,313	992,515
Las Vegas Sands LLC Term Loan B, 4.272%, 1M LIBOR + 1.750%, 03/27/25	967,688	925,956

		8,966,027

Household Products—0.1%
Energizer Holdings, Inc. Term Loan B, 4.705%, 12/17/25	500,000	485,000

Household Products/Wares—1.0%
CFSP Acquisition Corp. 1st Lien Term Loan, 5.506%, 1M LIBOR + 3.000%, 03/20/25	202,458	193,347

Household Products/Wares—(Continued)
CFSP Acquisition Corp. Delayed Draw Term Loan, 1.000%, 03/20/25 (f)	46,012	43,942
KIK Custom Products, Inc. Term Loan B, 6.522%, 1M LIBOR + 4.000%, 05/15/23	1,752,096	1,664,491
Libbey Glass, Inc.
Term Loan B, 5.387%, 1M LIBOR + 3.000%, 04/09/21	388,841	373,287
Prestige Brands, Inc. Term Loan B4, 4.522%, 1M LIBOR + 2.000%, 01/26/24	417,587	403,232
Spectrum Brands, Inc. Term Loan B, 4.536%, 1M LIBOR + 2.000%, 06/23/22	1,901,274	1,857,307
Spin Holdco, Inc. Term Loan B, 5.686%, 3M LIBOR + 3.250%, 11/14/22	3,294,666	3,140,641

		7,676,247

Industrial Conglomerates—0.3%
IG Investment Holdings LLC 1st Lien Term Loan, 6.139%, 1M LIBOR + 3.500%, 05/23/25	2,724,689	2,664,234

Insurance—3.5%
Alliant Holdings I, Inc. Term Loan B, 5.205%, 1M LIBOR + 2.750%, 05/09/25	2,327,294	2,206,275
AmWINS Group, Inc. Term Loan B, 5.242%, 1M LIBOR + 2.750%, 01/25/24	3,869,953	3,707,094
Asurion LLC 2nd Lien Term Loan, 9.022%, 1M LIBOR + 6.500%, 08/04/25	2,350,000	2,303,000
Term Loan B4, 5.522%, 1M LIBOR + 3.000%, 08/04/22	4,446,461	4,284,165
Term Loan B6, 5.522%, 1M LIBOR + 3.000%, 11/03/23	2,700,368	2,593,479
Camelot UK Holdco, Ltd. Term Loan, 5.772%, 1M LIBOR + 3.250%, 10/03/23	1,945,266	1,862,592
Hub International, Ltd. Term Loan B, 5.240%, 3M LIBOR + 2.750%, 04/25/25	4,552,125	4,309,346
Sedgwick Claims Management Services, Inc. Term Loan B, 11/06/25 (b)	1,100,000	1,055,084
UFC Holdings LLC 1st Lien Term Loan, 5.780%, 1M LIBOR + 3.250%, 08/18/23	1,955,000	1,913,106
USI, Inc. Term Loan, 5.803%, 3M LIBOR + 3.000%, 05/16/24	2,666,250	2,524,939

		26,759,080

Internet—3.2%
Ancestry.com Operations, Inc. 1st Lien Term Loan, 5.780%, 1M LIBOR + 3.250%, 10/19/23	2,779,238	2,657,646
Ascend Learning LLC Term Loan B, 5.522%, 1M LIBOR + 3.000%, 07/12/24	1,382,500	1,313,375
Getty Images, Inc. Term Loan B, 6.022%, 1M LIBOR + 3.500%, 10/18/19	3,338,788	3,250,547
Go Daddy Operating Co. LLC Term Loan, 4.772%, 1M LIBOR + 2.250%, 02/15/24	5,042,623	4,834,615
Hoya Midco LLC 1st Lien Term Loan, 6.022%, 1M LIBOR + 3.500%, 06/30/24	960,375	917,158
Match Group, Inc. Term Loan B, 5.090%, 3M LIBOR + 2.500%, 11/16/22	481,250	478,242
Shutterfly, Inc. Term Loan B2, 5.280%, 1M LIBOR + 2.750%, 08/17/24	522,378	506,707
SurveyMonkey, Inc. Term Loan B, 6.280%, 1M LIBOR + 3.750%, 10/10/25	1,170,400	1,141,140

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Tibco Software, Inc. Term Loan B, 6.010%, 1M LIBOR + 3.500%, 12/04/20	3,288,801	$3,206,581
Uber Technologies Incremental Term Loan, 5.955%, 1M LIBOR + 3.500%, 07/13/23	4,377,997	4,259,791
Term Loan, 6.387%, 1M LIBOR + 4.000%, 04/04/25	1,417,875	1,400,151

		23,965,953

Internet Software & Services—0.6%
Extreme Reach, Inc. 1st Lien Term Loan, 8.780%, 1M LIBOR + 6.250%, 02/07/20	1,965,126	1,928,280
Sutherland Global Services, Inc. Term Loan B, 8.178%, 3M LIBOR + 5.375%, 04/23/21	834,954	789,032
Travelport Finance (Luxembourg) S.a.r.l. Term Loan B, 5.116%, 1M LIBOR + 2.500%, 03/17/25	1,854,911	1,827,087

		4,544,399

Investment Company Securities—0.3%
Fortress Investment Group LLC Term Loan B, 4.522%, 1M LIBOR + 2.000%, 12/27/22	931,806	908,511
LSF9 Atlantis Holdings LLC Term Loan, 8.380%, 1M LIBOR + 6.000%, 05/01/23	1,268,637	1,202,034

		2,110,545

Iron/Steel—0.2%
Phoenix Services International LLC Term Loan, 6.137%, 1M LIBOR + 3.750%, 03/01/25	1,341,119	1,295,856

IT Services—0.1%
Blackhawk Network Holdings, Inc. 1st Lien Term Loan, 5.522%, 1M LIBOR + 3.000%, 06/15/25	746,250	712,358

Leisure Products—0.8%
Bombardier Recreational Products, Inc. Term Loan B, 4.520%, 1M LIBOR + 2.000%, 05/23/25	4,274,065	4,144,061
Sabre GLBL, Inc. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 02/22/24	921,898	889,402
Steinway Musical Instruments, Inc. Term Loan B, 6.205%, 1M LIBOR + 3.750%, 02/13/25	818,813	800,389

		5,833,852

Leisure Time—0.9%
Aristocrat Technologies, Inc. 1st Lien Term Loan, 4.219%, 3M LIBOR + 1.750%, 10/19/24	1,065,310	1,021,366
ClubCorp Holdings, Inc. Term Loan B, 5.553%, 3M LIBOR + 2.750%, 09/18/24	1,664,756	1,582,558
Delta 2 (LUX) S.a.r.l. Term Loan, 5.022%, 1M LIBOR + 2.500%, 02/01/24	2,243,230	2,122,657
Hayward Industries, Inc. 1st Lien Term Loan, 6.022%, 1M LIBOR + 3.500%, 08/05/24	419,688	403,949
SRAM LLC Term Loan B, 5.335%, 3M LIBOR + 2.750%, 03/15/24	1,200,104	1,146,100

Leisure Time—(Continued)
Travel Leaders Group LLC Term Loan B, 6.455%, 1M LIBOR + 4.000%, 01/25/24	870,625	864,095

		7,140,725

Life Sciences Tools & Services—0.1%
Syneos Health, Inc. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 08/01/24	1,099,566	1,063,830

Lodging—1.9%
Boyd Gaming Corp. Term Loan B3, 4.666%, 1W LIBOR + 2.250%, 09/15/23	888,780	851,007
CityCenter Holdings LLC
Term Loan B, 4.772%, 1M LIBOR + 2.250%, 04/18/24	2,342,911	2,227,229
Crown Finance U.S., Inc. Term Loan, 5.022%, 1M LIBOR + 2.500%, 02/28/25	1,935,375	1,841,509
Cypress Intermediate Holdings III, Inc. 1st Lien Term Loan, 5.530%, 1M LIBOR + 3.000%, 04/26/24	1,206,625	1,152,327
Four Seasons Hotels, Ltd. 1st Lien Term Loan, 4.522%, 1M LIBOR + 2.000%, 11/30/23	882,000	845,618
Hilton Worldwide Finance LLC Term Loan B2, 4.256%, 1M LIBOR + 1.750%, 10/25/23	2,508,731	2,420,925
MGM Growth Properties Operating Partnership L.P. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 04/23/23	1,847,750	1,770,375
Playa Resorts Holding B.V. Term Loan B, 5.270%, 1M LIBOR + 2.750%, 04/29/24	2,294,675	2,154,126
Wyndham Hotels & Resorts, Inc. Term Loan B, 4.272%, 1M LIBOR + 1.750%, 05/30/25	1,197,000	1,153,609

		14,416,725

Machinery—0.6%
Altra Industrial Motion Corp. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 10/01/25	689,552	658,523
CPM Holdings, Inc. 1st Lien Term Loan, 6.272%, 3M LIBOR + 3.750%, 11/15/25	300,000	293,250
Delachaux S.A. Term Loan B2, 6.313%, 3M LIBOR + 3.500%, 10/28/21	379,049	369,573
Dynacast International LLC Term Loan B2, 5.772%, 3M LIBOR + 3.250%, 01/28/22	1,190,104	1,133,574
Global Brass & Copper, Inc. Term Loan B, 5.063%, 1M LIBOR + 2.500%, 05/29/25	806,438	780,228
Paladin Brands Holding, Inc. Term Loan B, 8.313%, 3M LIBOR + 5.500%, 08/15/22	1,131,429	1,125,772

		4,360,920

Machinery-Construction & Mining—0.3%
Brookfield WEC Holdings, Inc. 1st Lien Term Loan, 6.272%, 1M LIBOR + 3.750%, 08/01/25	2,100,000	2,038,575

Machinery-Diversified—1.4%
Clark Equipment Co. Term Loan B, 4.803%, 3M LIBOR + 2.000%, 05/18/24	1,534,839	1,466,730
Engineered Machinery Holdings, Inc. 1st Lien Term Loan, 6.053%, 3M LIBOR + 3.250%, 07/19/24	1,163,250	1,116,720

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Machinery-Diversified—(Continued)
EWT Holdings III Corp. Term Loan, 5.522%, 1M LIBOR + 3.000%, 12/20/24	3,872,397	$3,746,544
Gardner Denver, Inc. Term Loan B, 5.272%, 1M LIBOR + 2.750%, 07/30/24	907,757	879,957
Pro Mach Group, Inc. Term Loan B, 5.432%, 1M LIBOR + 3.000%, 03/07/25	223,313	213,821
Shape Technologies Group, Inc. Term Loan, 5.479%, 1M LIBOR + 3.000%, 04/21/25	223,875	218,838
Titan Acquisition, Ltd. Term Loan B, 5.522%, 1M LIBOR + 3.000%, 03/28/25	2,754,188	2,549,345
Welbilt, Inc. Term Loan B, 5.022%, 1M LIBOR + 2.500%, 10/23/25	794,103	758,368

		10,950,323

Marine—0.2%
Stena International S.a.r.l. Term Loan B, 5.810%, 3M LIBOR + 3.000%, 03/03/21	1,619,250	1,536,263

Media—5.4%
ALM Media Holdings, Inc. 1st Lien Term Loan, 7.303%, 3M LIBOR + 4.500%, 07/31/20	379,523	337,776
AMC Entertainment Holdings, Inc. Term Loan, 4.705%, 1M LIBOR + 2.250%, 12/15/22	2,037,000	1,968,251
Term Loan B, 4.705%, 1M LIBOR + 2.250%, 12/15/23	515,813	498,081
CBS Radio, Inc. Term Loan B, 5.256%, 1M LIBOR + 2.750%, 11/18/24	1,897,923	1,786,420
Charter Communications Operating LLC Term Loan B, 4.530%, 1M LIBOR + 2.000%, 04/30/25	1,902,028	1,828,800
Crossmark Holdings, Inc. 1st Lien Term Loan, 12/20/19	1,392,437	431,656
CSC Holdings LLC Incremental Term Loan, 4.745%, 3M LIBOR + 2.250%, 01/15/26	950,000	898,938
Term Loan B, 4.955%, 1M LIBOR + 2.500%, 01/25/26	1,194,000	1,145,245
Cumulus Media New Holdings, Inc. Term Loan, 7.030%, 1M LIBOR + 4.500%, 05/15/22	3,140,328	2,959,759
Entravision Communications Corp. Term Loan B, 5.272%, 1M LIBOR + 2.750%, 11/29/24	841,354	786,666
Global Eagle Entertainment, Inc. 1st Lien Term Loan, 10.020%, 6M LIBOR + 7.500%, 01/06/23	1,075,781	1,088,332
Gray Television, Inc. Term Loan B, 4.599%, 1M LIBOR + 2.250%, 02/07/24	1,470,015	1,418,564
Term Loan C, 11/02/25 (b)	650,000	629,456
Hubbard Radio LLC Term Loan B, 5.530%, 1M LIBOR + 3.000%, 03/28/25	616,969	604,630
iHeartCommunications, Inc. Extended Term Loan E, 07/30/19 (g)	425,533	285,461
Term Loan D, 01/30/19 (g)	1,323,104	884,826
Information Resources, Inc. 1st Lien Term Loan, 7.022%, 1M LIBOR + 4.500%, 12/01/25	1,400,000	1,369,666
Kasima LLC Term Loan B, 5.256%, 3M LIBOR + 2.500%, 05/17/21	97,794	97,101
Mission Broadcasting, Inc. Term Loan B3, 4.756%, 3M LIBOR + 2.250%, 01/17/24	310,292	294,260
Nexstar Broadcasting, Inc. Term Loan B3, 4.756%, 1M LIBOR + 2.250%, 01/17/24	1,790,352	1,697,850

Media—(Continued)
Numericable Group S.A. Term Loan B11, 5.272%, 1M LIBOR + 2.750%, 07/31/25	1,773,000	1,627,836
ProQuest LLC Term Loan B, 5.772%, 1M LIBOR + 3.250%, 10/24/21	1,619,478	1,583,545
Raycom TV Broadcasting LLC Term Loan B, 6.750%, PRIME + 1.250%, 08/23/24	1,012,188	1,010,922
Sinclair Television Group, Inc. Term Loan B2, 4.780%, 1M LIBOR + 2.250%, 01/03/24	2,092,165	1,998,890
Unitymedia Finance LLC Term Loan D, 4.705%, 1M LIBOR + 2.250%, 06/01/23	925,000	895,433
Univision Communications, Inc. Term Loan C5, 5.272%, 1M LIBOR + 2.750%, 03/15/24	7,281,046	6,618,471
Ziggo Secured Finance Partnership Term Loan E, 4.955%, 1M LIBOR + 2.500%, 04/15/25	6,475,000	6,122,922

		40,869,757

Metal Fabricate/Hardware—1.4%
Ameriforge Group, Inc. Term Loan, 9.803%, 3M LIBOR + 7.000%, 06/08/22	756,712	758,226
Atkore International, Inc. 1st Lien Term Loan, 5.560%, 3M LIBOR + 2.750%, 12/22/23	1,361,250	1,299,994
Penn Engineering & Manufacturing Corp. Term Loan B, 5.272%, 1M LIBOR + 2.750%, 06/27/24	246,250	238,247
Rexnord LLC Term Loan B, 4.522%, 1M LIBOR + 2.000%, 08/21/24	2,928,863	2,851,371
WireCo WorldGroup, Inc. 1st Lien Term Loan, 7.522%, 1M LIBOR + 5.000%, 09/30/23	562,063	557,612
Zekelman Industries, Inc. Term Loan B, 4.862%, 3M LIBOR + 2.250%, 06/14/21	4,761,724	4,612,920

		10,318,370

Mining—0.1%
Neenah Foundry Co. Term Loan, 9.061%, 3M LIBOR + 6.500%, 12/13/22	688,703	681,816
Noranda Aluminum Acquisition Corp. Term Loan B, 02/28/19 (c) (d) (e)	430,320	33,178
PMHC II, Inc. 1st Lien Term Loan, 6.160%, 6M LIBOR + 3.500%, 03/31/25	347,375	316,111

		1,031,105

Miscellaneous Manufacturing—1.0%
CTC AcquiCo GmbH Term Loan B2, 5.707%, 3M LIBOR + 3.000%, 03/07/25	1,050,529	1,041,389
Filtration Group Corp. 1st Lien Term Loan, 5.522%, 1M LIBOR + 3.000%, 03/29/25	1,513,563	1,462,480
Gates Global LLC Term Loan B, 5.272%, 1M LIBOR + 2.750%, 04/01/24	3,808,573	3,629,452
Werner FinCo L.P. Term Loan, 6.349%, 1M LIBOR + 4.000%, 07/24/24	1,383,428	1,303,881

		7,437,202

Office/Business Equipment—0.1%
Brand Energy & Infrastructure Services, Inc. Term Loan, 6.732%, 6M LIBOR + 4.250%, 06/21/24	492,500	468,121

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—1.4%
Apro LLC Term Loan B, 6.590%, 3M LIBOR + 4.000%, 08/08/24	242,292	$239,566
Citgo Petroleum Corp. Term Loan B, 6.303%, 3M LIBOR + 3.500%, 07/29/21	2,373,412	2,328,911
Delek U.S. Holdings, Inc. Term Loan B, 4.772%, 1M LIBOR + 2.250%, 03/31/25	347,375	338,691
Emerald Expositions Holding, Inc. Term Loan B, 5.272%, 1M LIBOR + 2.750%, 05/22/24	1,020,822	987,645
Fieldwood Energy LLC 1st Lien TL, 7.772%, 1M LIBOR + 5.250%, 04/11/22	1,276,437	1,199,851
MEG Energy Corp. Term Loan B, 6.030%, 1M LIBOR + 3.500%, 12/31/23	997,236	981,446
Oxbow Carbon LLC 1st Lien Term Loan B, 6.022%, 1M LIBOR + 3.500%, 01/04/23	593,750	583,359
PSC Industrial Holdings Corp. 1st Lien Term Loan, 6.205%, 1M LIBOR + 3.750%, 10/03/24	1,658,250	1,620,939
Sheridan Production Partners I LLC Term Loan B2, 6.240%, 3M LIBOR + 3.500%, 10/01/19	1,038,200	929,189
Term Loan B2 I-A, 6.240%, 3M LIBOR + 3.500%, 10/01/19	137,570	123,125
Term Loan B2 I-M, 6.240%, 3M LIBOR + 3.500%, 10/01/19	84,029	75,206
Ultra Resources, Inc. 1st Lien Term Loan, 6.469%, 3M LIBOR + 4.000%, 04/12/24	1,375,000	1,252,395

		10,660,323

Oil & Gas Services—0.2%
Apergy Corp. 1st Lien Term Loan, 5.063%, 1M LIBOR + 2.500%, 05/09/25	289,759	273,822
McDermott Technology Americas, Inc. 1st Lien Term Loan, 7.522%, 1M LIBOR + 5.000%, 05/10/25	1,141,375	1,067,757
Thermon Industries, Inc. Term Loan B, 6.099%, 1M LIBOR + 3.750%, 10/24/24	308,175	301,241

		1,642,820

Packaging & Containers—1.6%
Berlin Packaging LLC 1st Lien Term Loan, 5.424%, 1M LIBOR + 3.000%, 11/07/25	223,875	212,961
Berry Global, Inc. Term Loan Q, 4.387%, 3M LIBOR + 2.000%, 10/01/22	768,591	749,856
BWAY Holding Co. Term Loan B, 5.658%, 3M LIBOR + 3.250%, 04/03/24	1,920,750	1,813,908
Consolidated Container Co. LLC 1st Lien Term Loan, 5.272%, 1M LIBOR + 2.750%, 05/22/24	864,084	833,841
Flex Acquisition Co., Inc. 1st Lien Term Loan, 5.349%, 1M LIBOR + 3.000%, 12/29/23	4,657,828	4,398,736
Incremental Term Loan, 5.599%, 1M LIBOR + 3.250%, 06/29/25	1,346,625	1,281,539
Multi Color Corp. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 10/31/24	321,750	305,663
Ring Container Technologies Group LLC 1st Lien Term Loan, 5.272%, 1M LIBOR + 2.750%, 10/31/24	743,060	709,623
Trident TPI Holdings, Inc. Term Loan B1, 5.772%, 1M LIBOR + 3.250%, 10/17/24	1,907,363	1,807,226

		12,113,353

Pharmaceuticals—4.5%
Akorn, Inc. Term Loan B, 8.063%, 1M LIBOR + 5.500%, 04/16/21	895,627	726,950
Alkermes, Inc. Term Loan B, 4.640%, 1M LIBOR + 2.250%, 03/23/23	353,531	346,461
Amneal Pharmaceuticals LLC Term Loan B, 6.063%, 1M LIBOR + 3.500%, 05/04/25	3,307,607	3,133,957
Arbor Pharmaceuticals, Inc. Term Loan B, 7.803%, 3M LIBOR + 5.000%, 07/05/23	2,443,396	2,199,057
Auris Luxembourg III S.a.r.l. Term Loan B7, 5.522%, 1M LIBOR + 3.000%, 01/17/22	1,696,688	1,664,875
Change Healthcare Holdings LLC Term Loan B, 5.272%, 1M LIBOR + 2.750%, 03/01/24	7,026,250	6,693,965
Diplomat Pharmacy, Inc. Term Loan B, 7.030%, 1M LIBOR + 4.500%, 12/20/24	442,750	439,983
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 6.813%, 1M LIBOR + 4.250%, 04/29/24	5,942,050	5,615,237
Grifols Worldwide Operations USA, Inc. Term Loan, 4.669%, 1W LIBOR + 2.250%, 01/31/25	3,193,125	3,069,391
HLF Financing S.a r.l. Term Loan B, 5.772%, 1M LIBOR + 3.250%, 08/18/25	972,563	948,248
Horizon Pharma, Inc. Term Loan B, 5.563%, 1M LIBOR + 3.000%, 03/29/24	1,933,981	1,858,233
Indivior Finance S.a.r.l. Term Loan B, 7.030%, 3M LIBOR + 4.500%, 12/18/22	1,363,129	1,334,163
Valeant Pharmaceuticals International, Inc. Term Loan B, 5.379%, 1M LIBOR + 3.000%, 06/02/25	6,536,614	6,275,149

		34,305,669

Pipelines—0.0%
Centurion Pipeline Company LLC Term Loan B, 6.053%, 3M LIBOR + 3.250%, 09/29/25	225,000	215,438

Professional Services—0.5%
Realogy Group LLC Term Loan B, 4.705%, 1M LIBOR + 2.250%, 02/08/25	2,535,360	2,402,254
Trans Union LLC Term Loan B3, 4.522%, 1M LIBOR + 2.000%, 04/10/23	1,421,273	1,372,595

		3,774,849

Real Estate—0.9%
DTZ U.S. Borrower LLC Term Loan B, 5.772%, 1M LIBOR + 3.250%, 08/21/25	5,137,125	4,912,376
RE/MAX International, Inc. Term Loan B, 5.272%, 1M LIBOR + 2.750%, 12/15/23	1,881,249	1,824,811

		6,737,187

Real Estate Investment Trusts—0.5%
ESH Hospitality, Inc. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 08/30/23	1,423,825	1,371,915
Iron Mountain, Inc. Term Loan B, 4.272%, 1M LIBOR + 1.750%, 01/02/26	818,813	775,825
VICI Properties 1 LLC Term Loan B, 4.504%, 1M LIBOR + 2.000%, 12/20/24	2,052,273	1,971,721

		4,119,461

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Retail— 3.8%
Alphabet Holding Co., Inc. 1st Lien Term Loan, 6.022%, 1M LIBOR + 3.500%, 09/26/24	2,221,875	$2,020,055
Ascena Retail Group, Inc. Term Loan B, 7.063%, 1M LIBOR + 4.500%, 08/21/22	2,191,371	2,047,836
Bass Pro Group LLC Term Loan B, 7.522%, 1M LIBOR + 5.000%, 09/25/24	1,209,688	1,162,056
BJ’s Wholesale Club, Inc. 1st Lien Term Loan, 5.432%, 1M LIBOR + 3.000%, 02/03/24	2,728,674	2,652,498
David’s Bridal, Inc. Term Loan B, 10/11/19	1,579,607	847,723
Term Loan B6, 9.980%, 1M LIBOR + 7.500%, 05/19/19 (c) (d) (e)	217,398	217,964
Del Frisco’s Restaurant Group, Inc. Incremental Term Loan, 8.563%, 1M LIBOR + 6.000%, 06/27/25	547,250	503,470
Dhanani Group Inc. Term Loan B, 6.272%, 1M LIBOR + 3.750%, 07/20/25	547,250	541,777
Evergreen Acqco 1 L.P. Term Loan, 6.098%, 3M LIBOR + 3.750%, 07/09/19	1,430,621	1,364,455
Golden Nugget, Inc. Incremental Term Loan B, 5.237%, 3M LIBOR + 2.750%, 10/04/23	3,458,741	3,313,474
Hamilton Holdco LLC Term Loan B, 4.810%, 07/02/25	771,125	741,244
Harbor Freight Tools USA, Inc. Term Loan B, 5.022%, 1M LIBOR + 2.500%, 08/18/23	417,210	395,133
IRB Holding Corp. 1st Lien Term Loan, 5.682%, 1M LIBOR + 3.250%, 02/05/25	3,232,844	3,092,080
J. Crew Group, Inc. Term Loan B, 5.750%, 1M LIBOR + 3.000%, 03/05/21 (c) (d) (e)	3,092,436	2,215,112
Party City Holdings, Inc.
Term Loan B, 5.030%, 6M LIBOR + 2.500%, 08/19/22	775,078	753,182
PetSmart, Inc. Term Loan B2, 5.380%, 1M LIBOR + 3.000%, 03/11/22	3,375,503	2,675,086
Pier 1 Imports (U.S.), Inc. Term Loan B, 6.383%, 3M LIBOR + 3.500%, 04/30/21	1,466,021	1,059,200
Serta Simmons Bedding LLC 1st Lien Term Loan, 5.891%, 1M LIBOR + 3.500%, 11/08/23	4,175,625	3,486,647

		29,088,992

Semiconductors—1.0%
Bright Bidco B.V. Term Loan B, 6.212%, 3M LIBOR + 3.500%, 06/30/24	1,897,350	1,615,119
Cabot Microelectronics Corp. Term Loan B, 4.813%, 1M LIBOR + 2.250%, 11/14/25	750,000	724,688
Cohu, Inc. Term Loan B, 5.813%, 3M LIBOR + 3.000%, 09/20/25	698,250	673,811
Cypress Semiconductor Corp. Term Loan B, 4.530%, 1M LIBOR + 2.000%, 07/05/21	986,787	958,005
Entegris, Inc. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 11/01/25	375,000	365,625
Lattice Semiconductor Corp. Term Loan, 6.633%, 1M LIBOR + 4.250%, 03/10/21	1,559,410	1,557,461
MACOM Technology Solutions Holdings, Inc. Term Loan, 4.772%, 1M LIBOR + 2.250%, 05/17/24	1,141,570	1,081,637

Semiconductors—(Continued)
Ultra Clean Holdings, Inc. Term Loan B, 9.000%, 1M LIBOR + 4.500%, 08/27/25	819,844	782,951

		7,759,297

Semiconductors & Semiconductor Equipment—0.1%
Microchip Technology, Inc. Term Loan B, 4.530%, 1M LIBOR + 2.000%, 05/29/25	768,683	731,210

Software—8.1%
Almonde, Inc. 1st Lien Term Loan, 6.303%, 3M LIBOR + 3.500%, 06/13/24	2,322,902	2,173,075
Applied Systems, Inc. 1st Lien Term Loan, 5.522%, 1M LIBOR + 3.000%, 09/19/24	4,033,014	3,872,951
Barracuda Networks, Inc. 1st Lien Term Loan, 5.720%, 1M LIBOR + 3.250%, 02/12/25	348,250	333,449
BMC Software Finance, Inc. Term Loan B, 7.053%, 3M LIBOR + 4.250%, 10/02/25	2,650,000	2,549,963
Bracket Intermediate Holding Corp. 1st Lien Term Loan B, 7.001%, 3M LIBOR + 4.250%, 09/05/25	822,938	820,880
Campaign Monitor Finance Pty, Ltd. 1st Lien Term Loan, 8.053%, 3M LIBOR + 5.250%, 03/18/21 (c) (d) (e)	698,278	603,312
DigiCert, Inc. Term Loan B1, 6.522%, 1M LIBOR + 4.000%, 10/31/24	2,189,762	2,107,646
Epicor Software Corp. 1st Lien Term Loan, 5.780%, 1M LIBOR + 3.250%, 06/01/22	197,324	189,370
First Data Corp. Term Loan, 4.504%, 1M LIBOR + 2.000%, 07/08/22	1,611,442	1,549,670
Term Loan, 4.504%, 1M LIBOR + 2.000%, 04/26/24	1,845,862	1,768,567
Flexera Software LLC 1st Lien Term Loan, 5.780%, 1M LIBOR + 3.250%, 02/26/25	248,187	239,966
GlobalLogic Holdings, Inc. 1st Lien Term Loan, 5.756%, 1M LIBOR + 3.250%, 08/01/25	392,766	379,019
Delayed Draw Term Loan, 1.625%, 08/01/25 (f)	56,250	54,281
Hyland Software, Inc. Term Loan 3, 6.022%, 1M LIBOR + 3.500%, 07/01/24	4,157,338	4,015,294
Infoblox, Inc.
1st Lien Term Loan, 7.022%, 1M LIBOR + 4.500%, 11/07/23	1,518,003	1,510,413
Infor (U.S.), Inc. Term Loan B6, 5.272%, 1M LIBOR + 2.750%, 02/01/22	7,626,074	7,325,683
Informatica LLC Term Loan, 5.772%, 1M LIBOR + 3.250%, 08/05/22	3,980,723	3,871,253
IQVIA, Inc. Term Loan B, 4.803%, 3M LIBOR + 2.000%, 03/07/24	811,768	788,768
Term Loan B2, 4.522%, 1M LIBOR + 2.000%, 01/17/25	1,036,875	1,004,991
Kronos, Inc. Term Loan B, 5.541%, 3M LIBOR + 3.000%, 11/01/23	5,477,959	5,237,159
MA FinanceCo. LLC Term Loan B2, 4.772%, 1M LIBOR + 2.250%, 11/19/21	1,886,826	1,808,995
Term Loan B3, 5.022%, 1M LIBOR + 2.500%, 06/21/24	454,439	424,900
Navicure, Inc. 1st Lien Term Loan B, 6.272%, 1M LIBOR + 3.750%, 11/01/24	743,246	728,381

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (a)—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Renaissance Holding Corp. 1st Lien Term Loan, 5.772%, 1M LIBOR + 3.250%, 05/30/25	1,119,375	$1,042,418
Seattle Spinco, Inc. Term Loan B3, 5.022%, 1M LIBOR + 2.500%, 06/21/24	3,068,936	2,869,456
SolarWinds Holdings, Inc. Term Loan B, 5.272%, 1M LIBOR + 2.750%, 02/05/24	3,029,450	2,919,632
Solera LLC Term Loan B, 5.272%, 1M LIBOR + 2.750%, 03/03/23	767,112	725,880
Sound Inpatient Physicians 1st Lien Term Loan, 5.272%, 1M LIBOR + 2.750%, 06/27/25	422,875	411,246
SS&C Technologies Holdings Europe S.a.r.l. Term Loan B4, 4.772%, 1M LIBOR + 2.250%, 04/16/25	1,246,470	1,184,926
SS&C Technologies, Inc. Term Loan B3, 4.772%, 1M LIBOR + 2.250%, 04/16/25	3,286,121	3,119,468
TriTech Software Systems Term Loan B, 6.272%, 1M LIBOR + 3.750%, 08/29/25	800,000	781,250
Veritas Bermuda, Ltd. Term Loan B, 7.092%, 1M LIBOR + 4.500%, 01/27/23	2,170,284	1,867,349
Vero Parent, Inc. Term Loan B, 7.022%, 1M LIBOR + 4.500%, 08/16/24	1,382,535	1,377,351
Wall Street Systems Delaware, Inc. Term Loan B, 5.522%, 1M LIBOR + 3.000%, 11/21/24	1,689,701	1,590,431

		61,247,393

Stock Funds—0.0%
EIG Management Co. LLC Term Loan B, 6.254%, 1M LIBOR + 3.750%, 02/22/25	248,125	245,644

Telecommunications—5.4%
CenturyLink, Inc. Term Loan B, 5.272%, 1M LIBOR + 2.750%, 01/31/25	4,801,500	4,496,902
Colorado Buyer, Inc. Term Loan B, 5.380%, 1M LIBOR + 3.000%, 05/01/24	1,502,125	1,442,040
CommScope, Inc. Term Loan B5, 4.522%, 1M LIBOR + 2.000%, 12/29/22	369,550	349,225
CPI International, Inc. 1st Lien Term Loan, 6.006%, 1M LIBOR + 3.500%, 07/26/24	617,188	594,814
CSC Holdings LLC 1st Lien Term Loan, 4.705%, 1M LIBOR + 2.250%, 07/17/25	2,424,023	2,290,702
Digicel International Finance, Ltd. Term Loan B, 5.960%, 3M LIBOR + 3.250%, 05/28/24	1,505,941	1,359,112
Frontier Communications Corp. Term Loan B1, 6.280%, 1M LIBOR + 3.750%, 06/15/24	1,797,625	1,669,544
Intelsat Jackson Holdings S.A. Term Loan B4, 7.006%, 1M LIBOR + 4.500%, 01/02/24	1,600,000	1,594,499
Level 3 Financing, Inc.
Term Loan B, 4.754%, 1M LIBOR + 2.250%, 02/22/24	2,550,000	2,416,125
MCC Iowa LLC Term Loan M, 4.420%, 1W LIBOR + 2.000%, 01/15/25	898,255	866,068
Onvoy LLC 1st Lien Term Loan B, 7.303%, 3M LIBOR + 4.500%, 02/10/24	860,180	769,861
Radiate Holdco LLC 1st Lien Term Loan, 5.522%, 1M LIBOR + 3.000%, 02/01/24	1,776,853	1,676,720

Telecommunications—(Continued)
Sprint Communications, Inc. 1st Lien Term Loan B, 5.063%, 1M LIBOR + 2.500%, 02/02/24	4,240,955	4,060,715
Term Loan B, 5.563%, 1M LIBOR + 3.000%, 02/02/24	475,000	461,344
Switch, Ltd. Term Loan B, 4.772%, 1M LIBOR + 2.250%, 06/27/24	221,625	216,454
Syniverse Holdings, Inc. 1st Lien Term Loan, 7.455%, 1M LIBOR + 5.000%, 03/09/23	942,875	829,730
Telenet Financing USD LLC Term Loan AN, 4.705%, 1M LIBOR + 2.250%, 08/15/26	2,375,000	2,265,750
Telesat Canada Term Loan B4, 5.310%, 3M LIBOR + 2.500%, 11/17/23	4,325,231	4,119,783
UPC Financing Partnership Term Loan AR, 4.955%, 1M LIBOR + 2.500%, 01/15/26	1,915,696	1,828,293
Virgin Media Bristol LLC Term Loan K, 4.955%, 1M LIBOR + 2.500%, 01/15/26	6,450,000	6,132,337
West Corp. Term Loan, 6.527%, 3M LIBOR + 4.000%, 10/10/24	1,636,485	1,504,543
Term Loan B1, 6.027%, 3M LIBOR + 3.500%, 10/10/24	298,500	272,232

		41,216,793

Thrifts & Mortgage Finance—0.0%
Ocwen Financial Corp. Term Loan B, 7.504%, 1M LIBOR + 5.000%, 12/05/20	259,142	257,522

Trading Companies & Distributors—0.1%
DXP Enterprises, Inc. Term Loan B, 7.272%, 1M LIBOR + 4.750%, 08/29/23	469,063	467,304

Transportation—0.6%
Hanjin International Corp. Term Loan B, 4.945%, 3M LIBOR + 2.500%, 10/18/20	475,000	463,125
Kenan Advantage Group, Inc. Term Loan, 5.522%, 1M LIBOR + 3.000%, 07/31/22	568,165	551,120
Term Loan B, 5.522%, 1M LIBOR + 3.000%, 07/31/22	173,889	168,673
PODS LLC 1st Lien Term Loan, 5.182%, 1M LIBOR + 2.750%, 12/06/24	592,502	568,801
PQ Corp. Term Loan B, 5.027%, 3M LIBOR + 2.500%, 02/08/25	2,665,298	2,533,699
XPO Logistics, Inc. Term Loan B, 4.509%, 3M LIBOR + 2.000%, 02/24/25	575,000	552,719

		4,838,137

Trucking & Leasing—1.0%
Avolon TLB Borrower 1 (U.S.) LLC Term Loan B3, 4.470%, 1M LIBOR + 2.000%, 01/15/25	5,413,857	5,225,601
IBC Capital Ltd. 1st Lien Term Loan, 6.551%, 3M LIBOR + 3.750%, 09/11/23	545,875	528,134
SBA Senior Finance II LLC Term Loan B, 4.530%, 1M LIBOR + 2.000%, 04/11/25	1,891,433	1,819,558

		7,573,293

Total Floating Rate Loans (Cost $763,014,922)		723,918,878

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—0.5%

Security Description	Shares/ Principal Amount*	Value

Commercial Services—0.1%
IAP Worldwide Services LLC (c) (d) (e) (h) (i)	44	$526,644

Gas Utilities—0.0%
Southcross Holding GP LLC (c) (e) (h) (i)	59	0
Southcross Holding L.P. - Class A (h) (i)	59	32,686

		32,686

Health Care Providers & Services—0.0%
Millennium Health LLC (h) (i)	31,600	5,372

Internet Software & Services—0.0%
Answers Corp. (c) (d) (e) (h) (i)	29,070	78,780

Media—0.1%
Cumulus Media, Inc. - Class A (h) (i)	40,548	437,918

Metals & Mining—0.2%
AFG Holdings, Inc. (c) (d) (e) (h) (i)	24,746	1,682,728

Oil & Gas—0.0%
Fieldwood Energy, Inc. (Rights Offering Shares) (h) (i)	6,048	234,360
Fieldwood Energy, Inc. (Rights Offering Shares) (h) (i)	1,397	54,134

		288,494

Oil, Gas & Consumable Fuels—0.1%
Paragon Offshore Finance Co. - Class A (h) (i)	1,527	1,622
Paragon Offshore Finance Co. - Class B (h) (i)	764	26,740
Samson Resources II LLC - Class A (h) (i)	19,666	452,318

		480,680

Total Common Stocks (Cost $2,405,155)		3,533,302

Short-Term Investment—2.3%

Repurchase Agreement—2.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $17,708,454; collateralized by U.S. Treasury Note at 2.875%, maturing 09/30/23, with a market value of $18,064,330.	17,707,274	17,707,274

Total Short-Term Investments (Cost $17,707,274)		17,707,274

Total Investments—98.3% (Cost $783,127,351)		745,159,454
Unfunded Loan Commitments—(0.0)% (Cost $(325,484))		(325,484)
Net Investments—98.3% (Cost $782,801,867)		744,833,970
Other assets and liabilities (net)—1.7%		13,008,998

Net Assets—100.0%		$757,842,968

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(b)	This loan will settle after December 31, 2018, at which time the interest rate will be determined.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.8% of net assets.
(d)	Illiquid security. As of December 31, 2018, these securities represent 0.8% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Non-income producing security.
(i)	Security was acquired in connection with a restructuring of a senior loan and may be subject to restrictions on resale.
(LIBOR)—	London Interbank Offered Rate
(PRIME)—	U.S. Federal Reserve Prime Rate

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Floating Rate Loans
Advertising	$—	$4,971,421	$—	$4,971,421
Aerospace/Defense	—	14,271,901	—	14,271,901
Auto Components	—	8,071,456	—	8,071,456
Auto Parts & Equipment	—	8,162,596	—	8,162,596
Automobiles	—	1,401,250	—	1,401,250
Banks	—	1,215,019	—	1,215,019
Beverages	—	2,406,587	—	2,406,587
Building Materials	—	9,116,672	—	9,116,672
Capital Markets	—	7,481,167	—	7,481,167
Chemicals	—	37,370,921	—	37,370,921
Coal	—	1,577,596	—	1,577,596
Commercial Services (Less Unfunded Loan Commitments of $223,222)	—	31,792,392	284,811	32,077,203
Commercial Services & Supplies	—	822,162	—	822,162
Communications Equipment	—	1,227,829	—	1,227,829
Computers	—	11,129,725	—	11,129,725
Distribution/Wholesale	—	642,210	—	642,210
Distributors	—	3,417,231	—	3,417,231
Diversified Consumer Services	—	3,011,030	—	3,011,030
Diversified Financial Services	—	30,365,539	—	30,365,539
Electric	—	11,018,981	—	11,018,981
Electrical Components & Equipment	—	2,235,928	—	2,235,928
Electronics	—	6,371,803	—	6,371,803
Energy Equipment & Services	—	1,041,019	—	1,041,019
Engineering & Construction	—	575,576	—	575,576
Entertainment	—	7,385,535	—	7,385,535
Environmental Control	—	6,504,450	—	6,504,450
Equity Real Estate Investment Trusts	—	850,339	—	850,339
Food	—	24,454,419	—	24,454,419
Hand/Machine Tools	—	4,431,452	—	4,431,452
Health Care Providers & Services	—	517,151	—	517,151
Health Care Technology	—	1,789,056	—	1,789,056
Healthcare-Products	—	23,973,950	—	23,973,950
Healthcare-Services	—	40,166,330	—	40,166,330
Hotels, Restaurants & Leisure	—	8,966,027	—	8,966,027
Household Products	—	485,000	—	485,000
Household Products/Wares (Less Unfunded Loan Commitments of $46,012)	—	7,630,235	—	7,630,235
Industrial Conglomerates	—	2,664,234	—	2,664,234
Insurance	—	26,759,080	—	26,759,080
Internet	—	23,965,953	—	23,965,953
Internet Software & Services	—	4,544,399	—	4,544,399
Investment Company Securities	—	2,110,545	—	2,110,545

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Iron/Steel	$—	$1,295,856	$—	$1,295,856
IT Services	—	712,358	—	712,358
Leisure Products	—	5,833,852	—	5,833,852
Leisure Time	—	7,140,725	—	7,140,725
Life Sciences Tools & Services	—	1,063,830	—	1,063,830
Lodging	—	14,416,725	—	14,416,725
Machinery	—	4,360,920	—	4,360,920
Machinery-Construction & Mining	—	2,038,575	—	2,038,575
Machinery-Diversified	—	10,950,323	—	10,950,323
Marine	—	1,536,263	—	1,536,263
Media	—	40,869,757	—	40,869,757
Metal Fabricate/Hardware	—	10,318,370	—	10,318,370
Mining	—	997,927	33,178	1,031,105
Miscellaneous Manufacturing	—	7,437,202	—	7,437,202
Office/Business Equipment	—	468,121	—	468,121
Oil & Gas	—	10,660,323	—	10,660,323
Oil & Gas Services	—	1,642,820	—	1,642,820
Packaging & Containers	—	12,113,353	—	12,113,353
Pharmaceuticals	—	34,305,669	—	34,305,669
Pipelines	—	215,438	—	215,438
Professional Services	—	3,774,849	—	3,774,849
Real Estate	—	6,737,187	—	6,737,187
Real Estate Investment Trusts	—	4,119,461	—	4,119,461
Retail	—	26,655,916	2,433,076	29,088,992
Semiconductors	—	7,759,297	—	7,759,297
Semiconductors & Semiconductor Equipment	—	731,210	—	731,210
Software (Less Unfunded Loan Commitments of $56,250)	—	60,587,831	603,312	61,191,143
Stock Funds	—	245,644	—	245,644
Telecommunications	—	41,216,793	—	41,216,793
Thrifts & Mortgage Finance	—	257,522	—	257,522
Trading Companies & Distributors	—	467,304	—	467,304
Transportation	—	4,838,137	—	4,838,137
Trucking & Leasing	—	7,573,293	—	7,573,293
Total Floating Rate Loans (Less Unfunded Loan Commitments)	—	720,239,017	3,354,377	723,593,394
Common Stocks
Commercial Services	—	—	526,644	526,644
Gas Utilities	—	32,686	0	32,686
Health Care Providers & Services	—	5,372	—	5,372
Internet Software & Services	—	—	78,780	78,780
Media	437,918	—	—	437,918
Metals & Mining	—	—	1,682,728	1,682,728
Oil & Gas	—	288,494	—	288,494
Oil, Gas & Consumable Fuels	—	480,680	—	480,680
Total Common Stocks	437,918	807,232	2,288,152	3,533,302
Total Short-Term Investment*	—	17,707,274	—	17,707,274
Total Net Investments	$437,918	$738,753,523	$5,642,529	$744,833,970

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

Transfers from Level 2 to Level 3 in the amount of $450,585 were due to a decline in market activity for significant observable inputs, which resulted in a lack of available market inputs to determine price.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$744,833,970
Cash	8,112,123
Receivable for:
Investments sold	10,552,090
Fund shares sold	60,437
Interest	1,408,134
Prepaid expenses	2,179

Total Assets	764,968,933
Liabilities
Payables for:
Investments purchased	5,849,611
Fund shares redeemed	371,178
Accrued Expenses:
Management fees	395,644
Distribution and service fees	25,680
Deferred trustees’ fees	115,513
Other expenses	368,339

Total Liabilities	7,125,965

Net Assets	$757,842,968

Net Assets Consist of:
Paid in surplus	$770,956,464
Distributed earnings (Accumulated losses)	(13,113,496)

Net Assets	$757,842,968

Net Assets
Class A	$639,266,368
Class B	118,576,600
Capital Shares Outstanding*
Class A	63,938,200
Class B	11,943,830
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.00
Class B	9.93

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $782,801,867.
(b)	Investments at value is net of unfunded loan commitments of $325,484.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends	$31,235
Interest	42,094,125

Total investment income	42,125,360
Expenses
Management fees	4,948,584
Administration fees	35,188
Custodian and accounting fees	341,316
Distribution and service fees—Class B	279,840
Audit and tax services	126,238
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	28,650
Insurance	5,286
Miscellaneous	17,407

Total expenses	5,861,332

Net Investment Income	36,264,028

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	3,164,961

Net change in unrealized depreciation on investments	(33,356,649)

Net realized and unrealized loss	(30,191,688)

Net Increase in Net Assets From Operations	$6,072,340

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$36,264,028	$31,185,830
Net realized gain (loss)	3,164,961	(673,509)
Net change in unrealized appreciation (depreciation)	(33,356,649)	1,281,800

Increase in net assets from operations	6,072,340	31,794,121

From Distributions to Shareholders (a)
Class A	(27,388,636)	(28,266,395)
Class B	(3,898,414)	(4,034,076)

Total distributions	(31,287,050)	(32,300,471)

Increase (decrease) in net assets from capital share transactions	(53,020,461)	17,144,344

Total increase (decrease) in net assets	(78,235,171)	16,637,994

Net Assets
Beginning of period	836,078,139	819,440,145

End of period	$757,842,968	$836,078,139 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,255,443	$13,058,090	1,209,855	$12,375,767
Reinvestments	2,690,436	27,388,636	2,790,365	28,266,395
Redemptions	(10,759,647)	(111,561,873)	(2,334,820)	(24,125,417)

Net increase (decrease)	(6,813,768)	$(71,115,147)	1,665,400	$16,516,745

Class B
Sales	3,649,818	$37,500,386	1,961,942	$20,207,350
Reinvestments	385,219	3,898,414	400,206	4,034,076
Redemptions	(2,269,181)	(23,304,114)	(2,299,320)	(23,613,827)

Net increase	1,765,856	$18,094,686	62,828	$627,599

Increase (decrease) derived from capital shares transactions		$(53,020,461)		$17,144,344

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017, the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income which was $30,908,198 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.34	$10.35	$9.86	$10.31	$10.63

Income (Loss) from Investment Operations
Net investment income (a)	0.46	0.39	0.40	0.39	0.37
Net realized and unrealized gain (loss)	(0.39)	0.02	0.52	(0.45)	(0.26)

Total income (loss) from investment operations	0.07	0.41	0.92	(0.06)	0.11

Less Distributions
Distributions from net investment income	(0.41)	(0.42)	(0.43)	(0.39)	(0.38)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.05)

Total distributions	(0.41)	(0.42)	(0.43)	(0.39)	(0.43)

Net Asset Value, End of Period	$10.00	$10.34	$10.35	$9.86	$10.31

Total Return (%) (b)	0.56	4.00	9.50	(0.66)	1.01

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.68	0.68	0.67	0.67	0.67
Ratio of net investment income to average net assets (%)	4.45	3.80	4.01	3.83	3.59
Portfolio turnover rate (%)	25	41	40	23	30
Net assets, end of period (in millions)	$639.3	$731.6	$715.4	$728.3	$793.5

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.27	$10.29	$9.80	$10.24	$10.58

Income (Loss) from Investment Operations
Net investment income (a)	0.43	0.36	0.38	0.36	0.35
Net realized and unrealized gain (loss)	(0.39)	0.01	0.51	(0.43)	(0.28)

Total income (loss) from investment operations	0.04	0.37	0.89	(0.07)	0.07

Less Distributions
Distributions from net investment income	(0.38)	(0.39)	(0.40)	(0.37)	(0.36)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.05)

Total distributions	(0.38)	(0.39)	(0.40)	(0.37)	(0.41)

Net Asset Value, End of Period	$9.93	$10.27	$10.29	$9.80	$10.24

Total Return (%) (b)	0.31	3.68	9.27	(0.83)	0.74

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.93	0.93	0.92	0.92	0.92
Ratio of net investment income to average net assets (%)	4.23	3.55	3.76	3.58	3.34
Portfolio turnover rate (%)	25	41	40	23	30
Net assets, end of period (in millions)	$118.6	$104.5	$104.1	$98.0	$109.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of December 31, 2018, the Portfolio had open unfunded loan commitments of $325,484. At December 31, 2018, the Portfolio had sufficient cash and/or securities to cover these commitments.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had investments in repurchase agreements with a gross value of $17,707,274, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$200,667,937	$0	$241,062,719

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$4,948,584	0.625%	First $100 million
	0.600%	Over $100 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Eaton Vance Management (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$782,999,724

Gross unrealized appreciation	1,885,040
Gross unrealized depreciation	(40,050,794)

Net unrealized appreciation (depreciation)	$(38,165,754)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$31,287,050	$32,300,471	$—	$—	$31,287,050	$32,300,471

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$35,989,026	$—	$(38,165,754)	$(10,821,255)	$(12,997,983)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had long-term accumulated capital losses of $10,821,255.

During the year ended December 31, 2018, the Portfolio utilized capital loss carryforwards of $2,909,350.

8. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Eaton Vance Floating Rate Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Eaton Vance Floating Rate Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Eaton Vance Floating Rate Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-27

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-28

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-29

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-30

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-31

Brighthouse Funds Trust I

Brighthouse/Eaton Vance Floating Rate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse/Eaton Vance Floating Rate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Eaton Vance Management regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the S&P/LSTA Leveraged Loan Index, for the one-year period ended September 30, 2018, and underperformed its benchmark for the three-year and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were above the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-32

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A and B shares of the Brighthouse/Franklin Low Duration Total Return Portfolio returned 0.70% and 0.44%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index1, returned 1.60%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. economy grew during the 12 months under review. After moderating for three consecutive quarters, the economy grew faster in 2018’s second quarter, driven by consumer spending, business investment, exports, and government spending. However, growth moderated in the third quarter due to declines in exports and housing investment. The manufacturing and services sectors expanded during the period. The unemployment rate declined from 4.1% in December 2017 to 3.9% at period-end. Annual inflation, as measured by the Consumer Price Index, decreased from 2.1% in December 2017 to 1.9% at period-end.

The U.S. Federal Reserve (the “Fed”) raised its target range for the federal funds rate four times during the period, to 2.25%–2.50%, and continued to reduce its balance sheet as part of its ongoing plan to normalize monetary policy. At its December meeting, the Fed reduced the projected 2019 rate increases to two, compared to three projected previously.

The 10-year Treasury yield, which moves inversely to its price, increased during the period. The yield rose to multi-year highs several times in 2018 amid investor concerns about higher inflation and the Fed’s interest-rate path. Expectations that other central banks might scale back monetary stimulus and better-than-expected U.S. economic reports also pushed the yield higher. However, some factors weighed on the U.S. Treasury yield at certain points during the period, including concerns about political turmoil in Italy, political uncertainties in the U.S., tensions between the U.S. and North Korea, the Trump administration’s protectionist trade policies, U.S. trade disputes with its allies and China, economic turmoil in Turkey and Argentina, slowing global economic growth, and expectations the Fed would slow its pace of rate increases. Overall, the 10-year U.S. Treasury yield rose from 2.40% at the beginning of the period to 2.69% at period-end.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the period, the Portfolio’s exposure to Collateralized Loan Obligations (“CLOs”) was the main detractor from relative performance. The Portfolio’s exposure to Commercial Mortgage-Backed Securities was the most significant contributor to performance relative to the benchmark. The Portfolio’s U.S. and non-U.S. yield curve positioning also marginally benefited results while exposure to Adjustable-Rate Mortgage Securities contributed.

Over the period, allocations to Non-Agency Residential Mortgage-Backed Securities (“RMBS”), CLOs and Sovereign Emerging Markets Securities were increased, and exposures to U.S. Treasuries and Asset-Backed Securities were reduced.

In addition, the Portfolio employed derivatives as a tool in seeking efficient management of certain risks. Derivatives were used to manage portfolio duration, credit risk, and currency exposures. During the period, the use of derivatives provided exposures through means believed to be advantageous to the Portfolio, and these derivatives performed as expected.

At period end, the Portfolio was overweight compared to the benchmark in many of the credit sectors and securitized products, based on the belief valuations remained relatively attractive on a longer-term basis. At period end, the heaviest allocation positioning was in RMBS followed by Senior Secured Floating Rate Loans and Investment-Grade Corporate Credit.

Roger A. Bayston

Kent Burns

Christopher J. Molumphy

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT/CREDIT 1-3 YEAR BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	Since Inception[2]
Brighthouse/Franklin Low Duration Total Return Portfolio
Class A	0.70	1.33	1.48
Class B	0.44	1.06	1.22
Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index	1.60	1.03	1.04
1 The Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index measures performance of U.S. Dollar-denominated U.S. Treasuries, government-related, and investment grade U.S. corporate securities that have maturities ranging from one to three years.

2 Inception date of the Class A and B shares is 4/29/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Sectors

% of Net Assets
Corporate Bonds & Notes	34.4
U.S. Treasury & Government Agencies	28.0
Asset-Backed Securities	19.8
Floating Rate Loans	6.9
Mortgage-Backed Securities	5.4
Foreign Government	1.4
Municipals	1.0
Mutual Funds	0.6
Common Stocks	0.1

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Franklin Low Duration Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.49%	$1,000.00	$1,005.30	$2.48
	Hypothetical*	0.49%	$1,000.00	$1,022.74	$2.50

Class B (a)	Actual	0.74%	$1,000.00	$1,003.20	$3.74
	Hypothetical*	0.74%	$1,000.00	$1,021.48	$3.77

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—34.4% of Net Assets

Security Description	Principal Amount*	Value

Agriculture—0.4%
Bunge, Ltd. Finance Corp. 3.500%, 11/24/20 (a)	1,300,000	$1,296,599
Imperial Brands Finance plc 2.950%, 07/21/20 (144A) (a)	3,100,000	3,053,203

		4,349,802

Auto Parts & Equipment—0.5%
Aptiv plc 3.150%, 11/19/20	4,500,000	4,466,272

Banks—13.1%
ANZ New Zealand International, Ltd. 2.850%, 08/06/20 (144A)	4,600,000	4,562,588
Banca Monte dei Paschi di Siena S.p.A. 2.875%, 04/16/21 (EUR)	4,100,000	4,872,389
Bank of America Corp. 2.151%, 11/09/20	2,700,000	2,651,044
2.600%, 01/15/19	361,000	360,930
2.650%, 04/01/19	1,500,000	1,498,432
3.004%, 3M LIBOR + 0.790%, 12/20/23 (b)	2,155,000	2,092,196
3.476%, 3M LIBOR + 1.040%, 01/15/19 (b)	6,600,000	6,601,463
3.550%, 3M LIBOR + 0.780%, 03/05/24 (b)	3,700,000	3,655,042
Bank of New York Mellon Corp. (The) 3.510%, 3M LIBOR + 0.870%, 08/17/20 (b)	3,900,000	3,930,268
Capital One Financial Corp. 3.050%, 03/09/22	5,400,000	5,266,552
Citigroup, Inc. 2.350%, 08/02/21	2,100,000	2,039,985
2.400%, 02/18/20	4,600,000	4,557,682
Deutsche Bank AG 3.955%, 3M LIBOR + 1.310%, 08/20/20 (a) (b)	3,700,000	3,629,032
Dexia Credit Local S.A. 2.375%, 09/20/22 (144A)	2,000,000	1,962,992
Goldman Sachs Group, Inc. (The) 2.625%, 04/25/21	2,100,000	2,045,233
3.988%, 3M LIBOR + 1.200%, 09/15/20 (b)	11,400,000	11,453,472
HSBC Holdings plc 3.400%, 03/08/21	1,500,000	1,495,559
Industrial & Commercial Bank of China, Ltd. 2.957%, 11/08/22	3,800,000	3,707,732
3.231%, 11/13/19 (a)	2,700,000	2,695,901
Intesa Sanpaolo S.p.A. 3.875%, 01/15/19	6,100,000	6,098,885
JPMorgan Chase & Co. 1.850%, 03/22/19	6,500,000	6,481,322
2.200%, 10/22/19 (a)	4,000,000	3,966,500
2.400%, 06/07/21	1,100,000	1,075,874
Morgan Stanley 2.800%, 06/16/20 (a)	2,700,000	2,682,049
3.649%, 3M LIBOR + 1.140%, 01/27/20 (a) (b)	7,900,000	7,932,455
Norddeutsche Landesbank Girozentrale 2.000%, 02/05/19 (144A)	4,000,000	3,996,920
PNC Bank N.A. 2.000%, 05/19/20	2,100,000	2,067,020

Banks—(Continued)
Regions Financial Corp. 3.200%, 02/08/21	4,300,000	4,272,354
Royal Bank of Canada 2.100%, 10/14/20	3,700,000	3,648,005
Standard Chartered plc 3.885%, 03/15/24 (144A) (b)	3,100,000	3,000,608
Toronto-Dominion Bank (The) 2.250%, 03/15/21 (144A)	4,000,000	3,945,710
Turkiye Vakiflar Bankasi TAO 2.375%, 05/04/21 (EUR)	700,000	766,331
Wells Fargo & Co. 2.500%, 03/04/21	1,100,000	1,082,302
3.349%, 3M LIBOR + 0.880%, 07/22/20 (b)	4,500,000	4,507,286
Westpac Banking Corp. 2.250%, 11/09/20 (144A) (a)	3,700,000	3,663,211
Woori Bank 4.750%, 04/30/24 (144A)	2,400,000	2,424,017

		130,689,341

Beverages—0.2%
Anheuser-Busch InBev Finance, Inc. 2.650%, 02/01/21 (a)	1,661,000	1,632,606
Coca-Cola Femsa S.A.B. de C.V. 4.625%, 02/15/20	600,000	611,115

		2,243,721

Biotechnology—1.4%
Amgen, Inc. 3.253%, 3M LIBOR + 0.600%, 05/22/19 (b)	4,500,000	4,502,586
Biogen, Inc. 2.900%, 09/15/20	4,500,000	4,471,001
Celgene Corp. 2.250%, 08/15/21	3,800,000	3,683,821
2.750%, 02/15/23	1,500,000	1,435,210

		14,092,618

Chemicals—0.2%
DowDuPont, Inc. 4.205%, 11/15/23	2,200,000	2,249,474

Computers—0.3%
Dell International LLC / EMC Corp. 3.480%, 06/01/19 (144A)	2,800,000	2,791,735

Cosmetics/Personal Care—0.1%
Procter & Gamble Co. (The) 1.700%, 11/03/21 (a)	1,500,000	1,461,517

Diversified Financial Services—1.0%
Capital One Bank USA N.A. 2.300%, 06/05/19	5,900,000	5,880,044
Capital One Financial Corp. 2.500%, 05/12/20	1,700,000	1,677,760

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Navient Corp. 6.500%, 06/15/22 (a)	800,000	$745,432
6.625%, 07/26/21 (a)	500,000	482,500
8.000%, 03/25/20	500,000	508,050
Seven & Seven, Ltd. 3.542%, 6M LIBOR + 1.000%, 09/11/19 (144A) (b)	320,000	318,309
Springleaf Finance Corp. 6.000%, 06/01/20	600,000	601,500

		10,213,595

Electric—1.8%
Calpine Corp. 5.375%, 01/15/23	3,300,000	3,093,750
Dominion Energy, Inc. 2.579%, 07/01/20	2,100,000	2,066,812
Korea East-West Power Co., Ltd. 3.875%, 07/19/23 (144A)	1,300,000	1,315,281
PSEG Power LLC 3.000%, 06/15/21 (a)	3,300,000	3,245,451
Southern Co. (The) 2.350%, 07/01/21 (a)	2,800,000	2,722,158
State Grid Overseas Investment, Ltd. 2.750%, 05/07/19 (144A)	1,100,000	1,098,874
2.750%, 05/04/22 (144A)	3,800,000	3,705,837
Talen Energy Supply LLC 9.500%, 07/15/22 (144A) (a)	1,000,000	1,005,000

		18,253,163

Electronics—0.1%
Tech Data Corp. 3.700%, 02/15/22	500,000	490,536

Food—1.2%
Kraft Heinz Foods Co. 3.500%, 06/06/22	4,100,000	4,065,941
3.500%, 07/15/22	2,400,000	2,365,065
4.000%, 06/15/23 (a)	2,700,000	2,692,761
Kroger Co. (The) 2.600%, 02/01/21 (a)	3,200,000	3,138,469

		12,262,236

Healthcare-Products—0.6%
Stryker Corp. 2.000%, 03/08/19	4,400,000	4,393,091
Zimmer Biomet Holdings, Inc. 2.700%, 04/01/20	2,000,000	1,980,652

		6,373,743

Healthcare-Services—0.9%
Anthem, Inc. 2.500%, 11/21/20 (a)	3,200,000	3,155,419
CHS/Community Health Systems, Inc. 8.125%, 06/30/24 (144A) (a)	500,000	365,000

Healthcare-Services—(Continued)
Cigna Corp. 3.750%, 07/15/23 (144A)	600,000	597,965
Tenet Healthcare Corp. 5.500%, 03/01/19 (a)	4,300,000	4,304,300
7.500%, 01/01/22 (144A) (a)	400,000	406,000

		8,828,684

Insurance—2.1%
Jackson National Life Global Funding 2.250%, 04/29/21 (144A)	4,200,000	4,100,881
Metropolitan Life Global Funding I 3.875%, 04/11/22 (144A) (a)	1,200,000	1,215,344
New York Life Global Funding 2.100%, 01/02/19 (144A)	4,000,000	4,000,000
2.150%, 06/18/19 (144A) (a)	5,000,000	4,981,005
Pricoa Global Funding I 2.550%, 11/24/20 (144A)	3,700,000	3,647,691
Protective Life Global Funding 1.722%, 04/15/19 (144A) (a)	300,000	298,799
2.262%, 04/08/20 (144A)	3,100,000	3,065,548

		21,309,268

Internet—1.0%
Alibaba Group Holding, Ltd. 3.125%, 11/28/21	2,100,000	2,077,879
Amazon.com, Inc. 2.400%, 02/22/23	1,700,000	1,645,809
Baidu, Inc. 4.375%, 05/14/24	1,300,000	1,310,694
JD.com, Inc. 3.125%, 04/29/21	2,200,000	2,128,438
Tencent Holdings, Ltd. 2.985%, 01/19/23 (144A) (a)	3,300,000	3,206,894

		10,369,714

Lodging—0.5%
Marriott International, Inc. 2.875%, 03/01/21	4,800,000	4,733,218

Machinery-Construction & Mining—0.2%
Caterpillar Financial Services Corp. 1.700%, 08/09/21	1,600,000	1,535,729

Machinery-Diversified—0.2%
CNH Industrial Capital LLC 3.875%, 10/15/21	2,200,000	2,185,260

Media—0.9%
Altice Financing S.A. 7.500%, 05/15/26 (144A) (a)	800,000	730,000
DISH DBS Corp. 5.875%, 07/15/22 (a)	1,100,000	1,012,000
NBCUniversal Enterprise, Inc. 1.974%, 04/15/19 (144A)	3,000,000	2,990,458

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Warner Media LLC 2.100%, 06/01/19 (a)	4,000,000	$3,981,409

		8,713,867

Mining—0.4%
FMG Resources August 2006 Pty, Ltd. 4.750%, 05/15/22 (144A) (a)	900,000	855,000
Glencore Funding LLC 3.000%, 10/27/22 (144A)	3,600,000	3,417,840

		4,272,840

Oil & Gas—1.5%
Anadarko Petroleum Corp. 4.850%, 03/15/21	1,832,000	1,875,686
California Resources Corp. 8.000%, 12/15/22 (144A) (a)	1,016,000	688,340
Devon Energy Corp. 3.250%, 05/15/22 (a)	2,500,000	2,436,010
Harvest Operations Corp. 4.200%, 06/01/23 (144A)	800,000	820,933
Sanchez Energy Corp. 7.750%, 06/15/21 (a)	1,200,000	282,000
Sinopec Group Overseas Development, Ltd. 2.375%, 04/12/20 (144A)	2,000,000	1,976,256
2.500%, 04/28/20 (144A)	3,500,000	3,456,508
Sunoco LP / Sunoco Finance Corp. 4.875%, 01/15/23 (a)	1,000,000	975,000
Total Capital International S.A. 2.750%, 06/19/21	2,000,000	1,988,489

		14,499,222

Oil & Gas Services—0.1%
Weatherford International, Ltd. 7.750%, 06/15/21 (a)	700,000	525,000

Packaging & Containers—0.1%
OI European Group B.V. 4.000%, 03/15/23 (144A)	1,000,000	935,000
Owens-Brockway Glass Container, Inc. 5.000%, 01/15/22 (144A) (a)	500,000	495,000

		1,430,000

Pharmaceuticals—1.5%
Allergan Funding SCS 3.450%, 03/15/22	4,900,000	4,824,820
Bayer U.S. Finance LLC 3.875%, 12/15/23 (144A) (a)	1,700,000	1,669,046
CVS Health Corp. 2.125%, 06/01/21 (a)	1,600,000	1,547,808
2.800%, 07/20/20	1,100,000	1,089,896
3.700%, 03/09/23	2,700,000	2,670,943
Express Scripts Holding Co. 4.750%, 11/15/21	2,700,000	2,777,172

		14,579,685

Pipelines—1.4%
Enable Midstream Partners L.P. 2.400%, 05/15/19	2,200,000	2,187,537
Energy Transfer Operating L.P. 4.200%, 09/15/23	1,000,000	985,477
Enterprise Products Operating LLC 2.550%, 10/15/19	1,600,000	1,591,539
Kinder Morgan, Inc. 3.050%, 12/01/19	5,300,000	5,269,524
Sabine Pass Liquefaction LLC 5.625%, 02/01/21 (a)	3,385,000	3,486,844
Williams Cos., Inc. (The) 4.125%, 11/15/20	600,000	604,662

		14,125,583

Real Estate Investment Trusts—0.5%
American Tower Corp. 3.400%, 02/15/19	2,200,000	2,201,244
Crown Castle International Corp. 3.150%, 07/15/23	2,600,000	2,499,183

		4,700,427

Retail—0.4%
Dollar Tree, Inc. 3.700%, 05/15/23	3,200,000	3,129,844
KSouth Africa, Ltd. Zero Coupon, 3.000% PIK, 12/31/22 (144A) (c) (d)	641,699	13,091
Zero Coupon, 25.000% PIK, 12/31/22 (144A) (c) (d)	137,555	11,004
PetSmart, Inc. 7.125%, 03/15/23 (144A) (a)	2,000,000	1,165,000

		4,318,939

Software—0.6%
Fiserv, Inc. 2.700%, 06/01/20	5,500,000	5,458,303

Telecommunications—1.0%
Juniper Networks, Inc. 3.125%, 02/26/19	4,100,000	4,098,808
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A) (a)	1,237,500	1,222,031
4.738%, 03/20/25 (144A)	2,200,000	2,158,750
T-Mobile USA, Inc. 4.000%, 04/15/22 (a)	500,000	487,500
Telefonica Emisiones S.A.U. 5.134%, 04/27/20 (a)	2,200,000	2,245,095

		10,212,184

Trucking & Leasing—0.2%
DAE Funding LLC 4.000%, 08/01/20 (144A)	1,000,000	975,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Trucking & Leasing—(Continued)
Park Aerospace Holdings, Ltd. 5.250%, 08/15/22 (144A) (a)	1,000,000	$967,500

		1,942,500

Total Corporate Bonds & Notes (Cost $349,817,936)		343,678,176

U.S. Treasury & Government Agencies—28.0%

Agency Sponsored Mortgage - Backed—16.2%
Fannie Mae 15 Yr. Pool 4.500%, 09/01/24	418,094	429,423
4.500%, 03/01/25	975,542	1,004,205
Fannie Mae ARM Pool
3.300%, 12M LIBOR + 1.550%, 02/01/44 (b)	28,969	29,935
3.420%, 12M LIBOR + 1.420%, 03/01/36 (b)	5,399	5,494
3.436%, 1Y H15 + 1.686%, 03/01/33 (b)	1,025	1,038
3.460%, 12M LIBOR + 1.585%, 02/01/36 (b)	13,364	13,972
3.466%, 12M LIBOR + 1.591%, 12/01/32 (b)	8,821	9,184
3.528%, 12M LIBOR + 1.778%, 12/01/35 (b)	127,029	130,700
3.530%, 12M LIBOR + 1.530%, 02/01/33 (b)	34,714	35,051
3.645%, 1Y H15 + 2.270%, 01/01/32 (b)	9,938	10,005
3.655%, 6M LIBOR + 1.139%, 11/01/33 (b)	4,275	4,317
3.660%, 1Y H15 + 2.285%, 02/01/35 (b)	33,337	35,015
3.673%, 6M LIBOR + 1.152%, 03/01/28 (b)	7,452	7,557
3.702%, 6M LIBOR + 1.176%, 11/01/33 (b)	3,266	3,400
3.730%, 1Y H15 + 2.105%, 07/01/25 (b)	858	876
3.777%, 12M LIBOR + 1.777%, 03/01/37 (b)	3,825	4,013
3.803%, 1Y H15 + 1.928%, 08/01/29 (b)	3,454	3,575
3.807%, 12M LIBOR + 1.582%, 03/01/33 (b)	41,141	42,879
3.838%, 12M LIBOR + 1.713%, 02/01/32 (b)	70,514	70,876
3.849%, 1Y H15 + 1.895%, 02/01/25 (b)	54,164	55,531
3.886%, 1Y H15 + 2.152%, 12/01/33 (b)	53,592	56,319
3.886%, 12M LIBOR + 1.577%, 01/01/36 (b)	43,763	45,622
3.903%, 1Y H15 + 2.315%, 04/01/36 (b)	4,010	4,254
3.909%, 12M LIBOR + 1.814%, 03/01/36 (b)	12,899	13,653
3.912%, 6M LIBOR + 1.405%, 03/01/35 (b)	28,683	29,482
3.913%, 6M LIBOR + 1.413%, 11/01/34 (b)	5,315	5,463
3.915%, 6M LIBOR + 1.415%, 06/01/32 (b)	9,269	9,286
3.915%, 6M LIBOR + 1.415%, 09/01/32 (b)	12,359	12,575
3.966%, 6M LIBOR + 1.435%, 02/01/36 (b)	43,434	44,676
4.008%, 12M LIBOR + 1.810%, 04/01/40 (b)	4,411	4,627
4.010%, 6M LIBOR + 1.431%, 12/01/32 (b)	243,905	256,073
4.011%, 12M LIBOR + 1.710%, 09/01/35 (b)	2,604,774	2,728,041
4.019%, 1Y H15 + 2.127%, 04/01/27 (b)	3,581	3,722
4.025%, 1Y H15 + 2.275%, 06/01/35 (b)	45,607	45,966
4.035%, 1Y H15 + 2.035%, 07/01/35 (b)	20,413	20,823
4.036%, 1Y H15 + 2.160%, 07/01/33 (b)	23,622	24,174
4.037%, 1Y H15 + 2.270%, 01/01/29 (b)	11,031	11,124
4.048%, 6M LIBOR + 1.548%, 09/01/35 (b)	16,592	17,145
4.070%, 6M LIBOR + 1.570%, 11/01/35 (b)	85,174	87,969
4.076%, 1Y H15 + 2.159%, 03/01/30 (b)	925	965
4.085%, 6M LIBOR + 1.585%, 03/01/36 (b)	178,919	185,266
4.105%, 1Y H15 + 2.082%, 07/01/33 (b)	40,630	42,030
4.108%, 6M LIBOR + 1.549%, 12/01/34 (b)	34,531	35,651

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool
4.108%, 12M LIBOR + 1.876%, 03/01/36 (b)	38,272	39,791
4.125%, 12M LIBOR + 1.750%, 04/01/34 (b)	99,250	104,024
4.140%, 6M LIBOR + 1.640%, 04/01/36 (b)	50,123	51,999
4.150%, 1Y H15 + 2.224%, 09/01/36 (b)	837	882
4.174%, 12M LIBOR + 1.750%, 02/01/36 (b)	10,612	11,093
4.175%, 1Y H15 + 2.175%, 06/01/30 (b)	8,473	8,561
4.175%, 6M LIBOR + 1.620%, 11/01/32 (b)	54,817	57,567
4.185%, 12M LIBOR + 1.810%, 04/01/35 (b)	391,331	411,590
4.198%, 1Y H15 + 2.198%, 06/01/33 (b)	22,932	23,188
4.199%, 6M LIBOR + 1.657%, 03/01/37 (b)	7,218	7,474
4.207%, 1Y H15 + 2.200%, 11/01/35 (b)	2,199,298	2,313,055
4.215%, 1Y H15 + 1.715%, 10/01/35 (b)	15,988	16,110
4.247%, 12M LIBOR + 1.497%, 07/01/33 (b)	41,434	43,375
4.254%, 12M LIBOR + 1.629%, 05/01/33 (b)	11,151	11,673
4.271%, 12M LIBOR + 1.521%, 07/01/33 (b)	32,556	33,884
4.274%, 1Y H15 + 2.010%, 06/01/25 (b)	42,905	43,399
4.275%, 12M LIBOR + 1.775%, 04/01/34 (b)	17,251	17,574
4.275%, 12M LIBOR + 1.677%, 11/01/36 (b)	1,734,761	1,814,276
4.282%, 1Y H15 + 2.250%, 03/01/38 (b)	19,471	20,329
4.311%, 12M LIBOR + 1.436%, 12/01/32 (b)	16,687	17,406
4.313%, 1Y H15 + 2.276%, 09/01/33 (b)	1,814	1,835
4.315%, 1Y H15 + 2.065%, 12/01/25 (b)	9,424	9,478
4.329%, 6M LIBOR + 1.758%, 06/01/28 (b)	2,070	2,149
4.360%, 12M LIBOR + 1.735%, 05/01/34 (b)	4,373	4,494
4.363%, 1Y H15 + 2.220%, 09/01/33 (b)	5,963	6,213
4.365%, 1Y H15 + 2.270%, 08/01/30 (b)	13,062	13,289
4.365%, 1Y H15 + 2.192%, 09/01/37 (b)	20,862	21,681
4.368%, 1Y H15 + 2.280%, 01/01/32 (b)	4,662	4,817
4.373%, 1Y H15 + 1.998%, 10/01/32 (b)	12,226	12,738
4.375%, H15 6M + 2.000%, 05/01/19 (b)	2,127	2,124
4.395%, 12M LIBOR + 1.645%, 09/01/39 (b)	2,568	2,663
4.399%, 1Y H15 + 2.149%, 08/01/33 (b)	47,465	49,248
4.440%, 1Y H15 + 2.223%, 07/01/35 (b)	22,486	23,689
4.451%, 12M LIBOR + 1.701%, 08/01/37 (b)	12,787	13,362
4.458%, 12M LIBOR + 1.833%, 08/01/32 (b)	52,830	53,220
4.469%, 1Y H15 + 2.341%, 07/01/28 (b)	4,822	4,974
4.470%, 12M LIBOR + 1.720%, 08/01/35 (b)	253,316	265,644
4.490%, 1Y H15 + 2.360%, 11/01/34 (b)	2,443,052	2,581,904
4.520%, 1Y H15 + 2.270%, 09/01/30 (b)	38,956	40,299
4.525%, 1Y H15 + 2.525%, 05/01/32 (b)	5,331	5,312
4.525%, 1Y H15 + 2.275%, 02/01/33 (b)	36,918	37,267
4.530%, 1Y H15 + 2.280%, 07/01/32 (b)	2,683	2,701
4.534%, 12M LIBOR + 1.818%, 09/01/37 (b)	3,072	3,225
4.540%, 1Y H15 + 2.290%, 08/01/32 (b)	46,617	48,169
4.550%, 1Y H15 + 2.300%, 09/01/32 (b)	3,739	3,773
4.555%, 1Y H15 + 2.055%, 01/01/20 (b)	8,298	8,338
4.575%, 12M LIBOR + 1.700%, 10/01/33 (b)	31,898	33,222
4.575%, 12M LIBOR + 1.690%, 11/01/35 (b)	25,616	26,810
4.576%, 12M LIBOR + 1.905%, 11/01/35 (b)	597,840	628,745
4.579%, 12M LIBOR + 1.793%, 10/01/36 (b)	4,119	4,306
4.606%, 6M LIBOR + 2.106%, 09/01/33 (b)	24,850	26,044
4.610%, 12M LIBOR + 1.735%, 11/01/36 (b)	1,362	1,425
4.623%, 6M LIBOR + 2.123%, 08/01/33 (b)	20,746	21,978
4.655%, 12M LIBOR + 1.655%, 08/01/34 (b)	1,131	1,164
4.750%, 6M LIBOR + 2.250%, 10/01/33 (b)	49,682	50,473

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool
4.760%, 1Y H15 + 2.510%, 08/01/35 (b)	6,032	$6,181
4.775%, 6M LIBOR + 2.275%, 08/01/32 (b)	26,598	27,096
4.875%, 6M LIBOR + 2.250%, 05/01/34 (b)	24,987	25,664
Fannie Mae Connecticut Avenue Securities (CMO) 3.156%, 1M LIBOR + 0.650%, 08/25/30 (b)	2,977,625	2,974,274
5.106%, 1M LIBOR + 2.600%, 05/25/24 (b)	5,720,000	5,992,417
5.406%, 1M LIBOR + 2.900%, 07/25/24 (b)	2,486,192	2,599,668
5.506%, 1M LIBOR + 3.000%, 07/25/24 (b)	5,623,797	5,912,987
6.056%, 1M LIBOR + 3.550%, 07/25/29 (b)	2,980,000	3,158,192
6.506%, 1M LIBOR + 4.000%, 05/25/25 (b)	6,707,133	7,171,556
6.806%, 1M LIBOR + 4.300%, 02/25/25 (b)	5,338,032	5,764,753
7.056%, 1M LIBOR + 4.550%, 02/25/25 (b)	3,103,563	3,310,852
7.406%, 1M LIBOR + 4.900%, 11/25/24 (b)	4,885,647	5,453,067
7.506%, 1M LIBOR + 5.000%, 11/25/24 (b)	2,605,824	2,877,366
7.506%, 1M LIBOR + 5.000%, 07/25/25 (b)	7,569,621	8,314,218
7.756%, 1M LIBOR + 5.250%, 10/25/23 (b)	4,235,462	4,739,252
9.456%, 1M LIBOR + 6.950%, 08/25/28 (b)	3,880,495	4,501,411
Freddie Mac Structured Agency Credit Risk Debt Notes (CMO) 3.206%, 1M LIBOR + 0.700%, 09/25/30 (b)	3,138,457	3,131,107
3.856%, 1M LIBOR + 1.350%, 03/25/29 (b)	250,000	251,248
4.356%, 1M LIBOR + 1.850%, 10/25/27 (b)	3,668,356	3,713,585
4.706%, 1M LIBOR + 2.200%, 02/25/24 (b)	554,529	564,727
4.706%, 1M LIBOR + 2.200%, 03/25/25 (b)	56,000	56,098
4.706%, 1M LIBOR + 2.200%, 10/25/28 (b)	1,072,293	1,079,357
4.756%, 1M LIBOR + 2.250%, 11/25/28 (b)	1,255,691	1,275,786
5.006%, 1M LIBOR + 2.500%, 08/25/24 (b)	121,515	121,677
5.106%, 1M LIBOR + 2.600%, 12/25/27 (b)	2,035,187	2,063,593
5.156%, 1M LIBOR + 2.650%, 03/25/28 (b)	2,307,482	2,336,758
5.256%, 1M LIBOR + 2.750%, 09/25/28 (b)	683,080	693,440
5.306%, 1M LIBOR + 2.800%, 05/25/28 (b)	2,480,930	2,529,565
5.356%, 1M LIBOR + 2.850%, 04/25/28 (b)	2,553,264	2,622,906
5.406%, 1M LIBOR + 2.900%, 07/25/28 (b)	283,805	288,741
5.756%, 1M LIBOR + 3.250%, 05/25/25 (b)	2,780,000	3,019,151
5.806%, 1M LIBOR + 3.300%, 10/25/27 (b)	3,160,000	3,427,781
6.056%, 1M LIBOR + 3.550%, 08/25/29 (b)	3,750,000	3,967,005
6.106%, 1M LIBOR + 3.600%, 04/25/24 (b)	1,400,000	1,509,525
6.256%, 1M LIBOR + 3.750%, 09/25/24 (b)	4,990,000	5,490,281
6.306%, 1M LIBOR + 3.800%, 03/25/25 (b)	5,470,000	5,762,072
6.406%, 1M LIBOR + 3.900%, 12/25/27 (b)	7,265,000	7,843,012
6.506%, 1M LIBOR + 4.000%, 08/25/24 (b)	357,348	384,106
6.606%, 1M LIBOR + 4.100%, 08/25/24 (b)	2,100,000	2,257,084
6.656%, 1M LIBOR + 4.150%, 01/25/25 (b)	6,331,707	6,725,597
7.056%, 1M LIBOR + 4.550%, 10/25/24 (b)	4,332,471	4,741,287
7.156%, 1M LIBOR + 4.650%, 10/25/28 (b)	4,100,000	4,610,307
7.206%, 1M LIBOR + 4.700%, 03/25/28 (b)	2,250,000	2,512,208
7.256%, 1M LIBOR + 4.750%, 10/25/24 (b)	1,361,549	1,492,243
7.656%, 1M LIBOR + 5.150%, 11/25/28 (b)	2,840,000	3,282,362
8.056%, 1M LIBOR + 5.550%, 07/25/28 (b)	5,500,000	6,508,016

		161,735,554

U.S. Treasury—11.8%
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/21 (f)	5,761,422	5,602,470
0.125%, 01/15/22 (f)	16,758,600	16,267,619
1.375%, 01/15/20 (f)	11,260,937	11,188,783
1.875%, 07/15/19 (f)	4,808,258	4,792,544

U.S. Treasury—(Continued)
U.S. Treasury Notes 1.750%, 03/31/22	17,000,000	16,618,482
1.875%, 03/31/22	10,000,000	9,812,296
2.000%, 08/31/21	8,800,000	8,689,689
2.125%, 09/30/21	17,100,000	16,936,036
2.250%, 07/31/21 (a)	28,600,000	28,437,613

		118,345,532

Total U.S. Treasury & Government Agencies (Cost $284,706,919)		280,081,086

Asset-Backed Securities—19.8%

Asset-Backed - Credit Card—1.3%
American Express Credit Account Master Trust 2.100%, 09/15/22	4,200,000	4,160,605
Capital One Multi-Asset Execution Trust 3.185%, 1M LIBOR + 0.730%, 01/18/22 (b)	3,270,000	3,273,477
Citibank Credit Card Issuance Trust 2.490%, 01/20/23	5,500,000	5,455,374

		12,889,456

Asset-Backed - Home Equity—0.2%
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2.866%, 1M LIBOR + 0.360%, 10/25/35 (b)	441,226	441,256
GSAA Home Equity Trust 3.451%, 1M LIBOR + 0.945%, 02/25/35 (b)	1,330,424	1,337,314
RAAC Trust 3.206%, 1M LIBOR + 0.700%, 03/25/34 (b)	246,038	239,142

		2,017,712

Asset-Backed - Other—18.3%
American Homes 4 Rent Trust 3.467%, 04/17/52 (144A)	2,362,513	2,346,350
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 3.331%, 1M LIBOR + 0.825%, 06/25/34 (b)	562,987	565,289
AMMC CLO, Ltd. 3.587%, 3M LIBOR +1.260%, 01/15/32 (144A) (b)	2,000,000	1,983,488
Atrium XIII 4.277%, 3M LIBOR + 1.800%, 11/21/30 (144A) (b)	1,000,000	958,010
Atrium XIV LLC
4.057%, 3M LIBOR + 1.700%, 08/23/30 (144A) (b)	300,000	293,094
Atrium XV 4.526%, 3M LIBOR + 1.750%, 01/23/31 (144A) (b)	1,000,000	997,601
AtriumI 3.299%, 3M LIBOR + 0.830%, 04/22/27 (144A) (b)	5,000,000	4,940,230
Bain Capital Credit CLO 3.437%, 3M LIBOR + 0.960%, 04/23/31 (144A) (b)	1,500,000	1,462,729
3.627%, 3M LIBOR + 1.150%, 04/23/31 (144A) (b)	1,000,000	969,697
BCC Middle Market CLO LLC 4.369%, 3M LIBOR + 1.250%, 10/20/30 (144A) (b)	1,600,000	1,587,136
BlueMountain CLO, Ltd. 3.695%, 3M LIBOR + 1.050%, 11/20/28 (144A) (b)	860,714	859,141
4.165%, 3M LIBOR + 1.700%, 10/20/31 (144A) (b)	3,000,000	2,919,516

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
BlueMountain CLO, Ltd. 4.206%, 3M LIBOR + 1.770%, 10/25/30 (144A) (b)	3,200,000	$3,126,323
4.219%, 3M LIBOR + 1.750%, 10/20/30 (144A) (b)	3,000,000	2,927,085
4.636%, 3M LIBOR + 2.200%, 10/25/30 (144A) (b)	714,285	683,344
4.669%, 3M LIBOR + 2.200%, 10/20/30 (144A) (b)	600,000	574,080
BlueMountain Fuji U.S. CLO, Ltd. 4.039%, 3M LIBOR + 1.700%, 01/15/30 (144A) (b)	2,000,000	1,871,458
4.498%, 3M LIBOR + 2.150%, 10/20/30 (144A) (b)	2,000,000	1,936,006
4.819%, 3M LIBOR + 2.350%, 07/20/29 (144A) (b)	600,000	585,023
Burnham Park Clo, Ltd. 3.969%, 3M LIBOR + 1.500%, 10/20/29 (144A) (b)	1,116,142	1,088,501
Carlyle Global Market Strategies CLO, Ltd. 3.919%, 3M LIBOR + 1.450%, 01/20/29 (144A) (b)	1,710,000	1,710,020
4.036%, 3M LIBOR + 1.600%, 07/15/30 (144A) (b)	2,000,000	1,940,602
Carlyle GMS Finance MM CLO LLC 4.636%, 3M LIBOR + 2.200%, 10/15/31 (144A) (b)	1,000,000	992,619
Carlyle U.S. CLO, Ltd. 4.269%, 3M LIBOR + 1.800%, 01/20/30 (144A) (b)	1,000,000	953,312
4.819%, 3M LIBOR + 2.350%, 07/20/29 (144A) (b)	500,000	487,341
4.869%, 3M LIBOR + 2.400%, 07/20/31 (144A) (b)	642,000	640,527
Catamaran CLO, Ltd. 5.395%, 3M LIBOR + 2.950%, 10/18/26 (144A) (b)	2,384,800	2,380,207
Centerline REIT, Inc. 5.040%, 09/21/45 (144A)	1,707,432	1,692,962
Cole Park CLO, Ltd. 4.075%, 3M LIBOR + 1.600%, 10/20/28 (144A) (b)	857,143	856,070
Colombia Cent CLO, Ltd. 4.899%, 3M LIBOR + 1.600%, 10/25/28 (144A) (b)	769,231	750,638
Cook Park CLO Ltd. 3.569%, 3M LIBOR + 1.120%, 04/17/30 (144A) (b)	1,500,000	1,451,724
Countrywide Asset-Backed Certificates 3.256%, 1M LIBOR + 0.750%, 03/25/34 (b)	199,781	200,073
Dryden 45 Senior Loan Fund 3.836%, 3M LIBOR + 1.400%, 10/15/30 (144A) (b)	3,000,000	2,960,556
4.136%, 3M LIBOR + 1.700%, 10/15/30 (144A) (b)	5,300,000	5,173,293
Dryden 49 Senior Loan Fund 4.799%, 3M LIBOR + 2.350%, 07/18/30 (144A) (b)	380,000	379,031
Dryden 50 Senior Loan Fund 4.686%, 3M LIBOR + 2.250%, 07/15/30 (144A) (b)	500,000	483,875
Dryden 53 CLO, Ltd. 3.836%, 3M LIBOR + 1.400%, 01/15/31 (144A) (b)	1,000,000	968,792
4.136%, 3M LIBOR + 1.700%, 01/15/31 (144A) (b)	1,000,000	947,298
Dryden 58 CLO, Ltd. 3.821%, 3M LIBOR + 1.500%, 07/17/31 (144A) (b)	750,000	720,822
Dryden 61 Clo, Ltd. 3.837%, 3M LIBOR + 1.400%, 01/17/32 (144A) (b)	1,500,000	1,474,827
Dryden 64 CLO, Ltd. 5.095%, 3M LIBOR + 2.650%, 04/18/31 (144A) (b)	400,000	366,732
Dryden 70 CLO, Ltd. Zero Coupon, 3M LIBOR + 1.700%, 01/16/32 (144A) (b)	280,290	279,939
Galaxy CLO, Ltd.
3.852%, 3M LIBOR + 1.200%, 11/22/31 (144A) (b)	1,371,841	1,356,136
4.352%, 3M LIBOR + 1.700%, 11/22/31 (144A) (b)	1,800,000	1,750,795
5.379%, 3M LIBOR + 2.750%, 05/16/31 (144A) (b)	250,000	226,788

Asset-Backed - Other—(Continued)
GSAMP Trust 3.511%, 1M LIBOR + 1.005%, 06/25/35 (b)	175,456	175,373
Halcyon Loan Advisors Funding, Ltd. 4.183%, 3M LIBOR + 1.800%, 07/21/31 (144A) (b)	1,500,000	1,455,586
Highbridge Loan Management, Ltd. 4.136%, 3M LIBOR + 1.700%, 10/15/30 (144A) (b)	3,000,000	2,919,795
4.586%, 3M LIBOR + 2.150%, 10/15/30 (144A) (b)	600,000	572,618
Invitation Homes Trust 3.305%, 1M LIBOR + 0.850%, 12/17/36 (144A) (b)	5,717,958	5,648,153
3.455%, 1M LIBOR + 1.000%, 07/17/37 (144A) (b)	4,589,717	4,563,186
3.555%, 3M LIBOR + 1.100%, 01/17/38 (144A) (b)	1,579,644	1,592,593
LCM, Ltd. 3.855%, 3M LIBOR + 1.180%, 10/15/31 (144A) (b)	722,222	717,190
3.952%, 3M LIBOR + 1.450%, 10/20/28 (144A) (b)	2,400,000	2,333,575
4.052%, 3M LIBOR + 1.600%, 10/20/30 (144A) (b)	500,000	484,835
4.269%, 3M LIBOR + 1.800%, 01/20/31 (144A) (b)	1,000,000	936,428
Long Point Park CLO, Ltd. 4.149%, 3M LIBOR + 1.700%, 01/17/30 (144A) (b)	1,000,000	951,128
Madison Park Funding, Ltd. 3.698%, 3M LIBOR + 1.450%, 10/18/30 (144A) (b)	6,304,544	6,225,920
3.869%, 3M LIBOR + 1.750%, 10/22/30 (144A) (b)	1,000,000	1,002,688
3.998%, 3M LIBOR + 1.750%, 10/18/30 (144A) (b)	5,300,000	5,246,735
4.169%, 3M LIBOR + 1.700%, 10/22/30 (144A) (b)	1,000,000	976,004
4.209%, 3M LIBOR + 1.700%, 07/27/30 (144A) (b)	1,600,000	1,565,701
4.669%, 3M LIBOR + 2.200%, 10/22/30 (144A) (b)	750,000	720,667
4.859%, 3M LIBOR + 2.350%, 07/27/30 (144A) (b)	500,000	496,960
5.248%, 3M LIBOR + 3.000%, 10/18/30 (144A) (b)	900,000	842,672
Magnetite, Ltd. 3.559%, 3M LIBOR + 1.120%, 10/18/31 (144A) (b)	2,000,000	1,964,920
4.039%, 3M LIBOR + 1.600%, 10/18/31 (144A) (b)	3,000,000	2,908,296
Mill City Mortgage Loan Trust 2.750%, 01/25/61 (144A) (b)	3,338,573	3,261,423
Morgan Stanley ABS Capital I, Inc. Trust 3.241%, 1M LIBOR + 0.735%, 01/25/35 (b)	111,366	111,230
Neuberger Berman CLO XVIII, Ltd. 3.889%, 3M LIBOR + 1.400%, 10/21/30 (144A) (b)	1,700,000	1,684,699
Neuberger Berman CLO XXII, Ltd. 4.099%, 3M LIBOR + 1.650%, 10/17/30 (144A) (b)	2,600,000	2,537,392
Neuberger Berman CLO, Ltd. 4.036%, 3M LIBOR + 1.600%, 01/15/28 (144A) (b)	1,000,000	941,146
Neuberger Berman Loan Advisers CLO 27, Ltd. 4.136%, 3M LIBOR + 1.700%, 01/15/30 (144A) (b)	1,000,000	929,611
Octagon Investment Partners 18-R, Ltd. 5.136%, 3M LIBOR + 2.700%, 04/16/31 (144A) (b)	400,000	377,480
Octagon Investment Partners LLC 4.869%, 3M LIBOR + 2.400%, 07/20/30 (144A) (b)	126,643	126,359
Octagon Investment Partners, Ltd. 3.869%, 3M LIBOR + 1.450%, 10/24/30 (144A) (b)	2,000,000	1,979,880
3.569%, 3M LIBOR + 1.100%, 01/20/31 (144A) (b)	600,000	593,448
3.936%, 3M LIBOR + 1.600%, 07/17/30 (144A) (b)	1,000,000	970,130
Octagon Loan Funding, Ltd. 3.820%, 3M LIBOR + 1.180%, 11/18/31 (144A) (b)	1,000,000	993,918
Progress Residential Trust 2.740%, 06/12/32 (144A)	412,838	407,612
3.712%, 08/17/35 (144A)	1,210,000	1,212,054

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Race Point X CLO, Ltd. 4.140%, 3M LIBOR + 1.650%, 07/25/31 (144A) (b)	250,000	$244,955
TCI-Cent CLO, Ltd. 4.840%, 3M LIBOR + 2.350%, 07/25/30 (144A) (b)	254,559	245,839
TCI-Flatiron CLO, Ltd. 4.490%, 3M LIBOR + 1.850%, 11/17/30 (144A) (b)	500,000	469,847
Towd Point Mortgage Trust 2.250%, 04/25/56 (144A) (b)	4,273,143	4,174,931
2.250%, 07/25/56 (144A) (b)	6,068,237	5,892,638
2.500%, 10/25/56 (144A) (b)	2,089,745	2,025,719
2.750%, 10/25/56 (144A) (b)	5,662,717	5,538,567
2.750%, 04/25/57 (144A) (b)	5,886,766	5,756,683
2.750%, 06/25/57 (144A) (b)	4,682,177	4,554,454
2.915%, 1M LIBOR + 0.600%, 02/25/57 (144A) (b)	1,524,573	1,516,249
3.000%, 03/25/54 (144A) (b)	582,037	575,824
3.000%, 01/25/58 (144A) (b)	1,260,282	1,237,007
3.000%, 06/25/58 (144A) (b)	3,485,685	3,387,351
3.250%, 03/25/58 (144A) (b)	3,197,660	3,149,718
3.250%, 07/25/58 (144A) (b)	1,653,098	1,632,533
3.500%, 03/25/54 (144A) (b)	1,184,430	1,178,313
3.750%, 11/25/57 (144A) (b)	334,208	334,049
3.750%, 05/25/58 (144A) (b)	5,235,633	5,230,288
Voya CLO, Ltd. 1.000%, 01/15/32 (144A)	474,026	474,026
3.460%, 3M LIBOR + 0.970%, 04/25/31 (144A) (b)	800,000	790,565
3.661%, 3M LIBOR + 1.190%, 10/18/31 (144A) (b)	1,200,000	1,192,362
3.871%, 3M LIBOR + 1.400%, 10/18/31 (144A) (b)	2,454,544	2,422,669
4.819%, 3M LIBOR + 2.350%, 07/20/30 (144A) (b)	221,301	213,690
5.721%, 3M LIBOR + 3.250%, 10/18/31 (144A) (b)	849,057	803,595
Webster Park CLO, Ltd. 4.069%, 3M LIBOR + 1.600%, 07/20/30 (144A) (b)	2,000,000	1,940,210
West CLO, Ltd. 3.795%, 3M LIBOR + 1.350%, 07/18/26 (144A) (b)	1,230,000	1,211,844
4.295%, 3M LIBOR + 1.850%, 07/18/26 (144A) (b)	2,170,000	2,108,157

		182,548,568

Total Asset-Backed Securities (Cost $200,738,894)		197,455,736

Floating Rate Loans (g)—6.9%

Aerospace/Defense—0.0%
Trans Union LLC Term Loan A2, 4.272%, 1M LIBOR + 1.750%, 08/09/22	403,570	395,498

Air Freight & Logistics—0.1%
Global Tel*Link Corp. 2018 1st Lien Term Loan, 6.956%, 3M LIBOR + 4.250%, 11/29/25	864,358	842,749

Airlines—0.3%
Air Canada Term Loan B, 4.522%, 1M LIBOR + 2.000%, 10/06/23	24,693	24,415

Airlines—(Continued)
American Airlines, Inc.
1st Lien Term Loan, 4.387%, 1M LIBOR + 2.000%, 10/12/21	355,961	347,037
Term Loan B, 4.256%, 1M LIBOR + 1.750%, 06/27/25	2,500,000	2,362,890

		2,734,342

Auto Manufacturers—0.1%
Navistar International Corp. 1st Lien Term Loan B, 5.890%, 1M LIBOR + 3.500%, 11/06/24	840,559	809,038

Auto Parts & Equipment—0.0%
TI Group Automotive Systems LLC Term Loan, 5.022%, 1M LIBOR + 2.500%, 06/30/22	78,023	74,609

Automobiles—0.3%
Thor Industries, Inc. Term Loan B, 10/30/25 (h)	2,671,233	2,537,671

Chemicals—0.3%
Ashland, Inc. Term Loan B, 4.260%, 1M LIBOR + 1.750%, 05/17/24	2,639,968	2,588,407
Chemours Co. (The) Term Loan B, 4.280%, 1M LIBOR + 1.750%, 04/03/25	220,931	212,647

		2,801,054

Coal—0.1%
Bowie Resource Holdings LLC 1st Lien Term Loan, 8.457%, 3M LIBOR + 5.750%, 08/14/20	1,093,564	1,064,858
2nd Lien Delayed Draw Term Loan, 13.272%, 1M LIBOR + 10.750%, 02/16/21	371,429	351,000

		1,415,858

Commercial Services—0.7%
Avis Budget Car Rental LLC Term Loan B, 4.530%, 1M LIBOR + 2.000%, 02/13/25	1,174,102	1,138,879
Hertz Corp. (The) Term Loan B, 5.280%, 1M LIBOR + 2.750%, 06/30/23	1,648,615	1,592,562
LegalZoom.com, Inc. 2018 1st Lien Term Loan, 7.004%, 1M LIBOR + 4.500%, 11/20/24	309,140	304,503
Live Nation Entertainment, Inc. Term Loan B3, 4.313%, 1M LIBOR + 1.750%, 10/31/23	356,373	349,245
Onsite Rental Group Pty, Ltd. Term Loan, 6.100% PIK, 10/26/23 (c)	882,507	683,943
Term Loan B, 7.006%, 1M LIBOR + 4.500%, 10/26/22	645,477	639,022
United Rentals North America, Inc. Term Loan B, 4.272%, 1M LIBOR + 1.750%, 10/31/25	1,415,704	1,385,975
WEX, Inc. Term Loan B2, 4.772%, 1M LIBOR + 2.250%, 06/30/23	1,272,185	1,228,294

		7,322,423

Diversified Financial Services—0.1%
Doncasters Finance U.S. LLC Term Loan, 6.303%, 3M LIBOR + 3.500%, 04/09/20	713,444	636,155

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (g)—(Continued)

Security Description	Principal Amount*	Value

Electric—0.1%
EFS Cogen Holdings I LLC Term Loan B, 5.988%, 3M LIBOR + 3.250%, 06/28/23	103,245	$101,000
NRG Energy, Inc. Term Loan B, 4.272%, 1M LIBOR + 1.750%, 06/30/23	1,282,174	1,237,120

		1,338,120

Entertainment—0.3%
Greektown Holdings LLC Term Loan B, 5.272%, 1M LIBOR + 2.750%, 04/25/24	2,997,003	2,967,033

Food—0.5%
Aramark Services, Inc. Term Loan B3, 4.272%, 1M LIBOR + 1.750%, 03/11/25	179,822	174,575
JBS USA LLC Term Loan B, 5.260%, 3M LIBOR + 2.500%, 10/30/22	4,313,744	4,158,717
Post Holdings, Inc. Incremental Term Loan, 4.510%, 1M LIBOR + 2.000%, 05/24/24	656,391	635,879

		4,969,171

Forest Products & Paper—0.1%
Caraustar Industries, Inc. Term Loan B, 8.303%, 3M LIBOR + 5.500%, 03/14/22	1,169,131	1,164,382

Healthcare-Services—0.3%
DaVita, Inc. Term Loan B, 5.272%, 1M LIBOR + 2.750%, 06/24/21	1,405,285	1,393,427
HCA, Inc. Term Loan B11, 4.272%, 1M LIBOR + 1.750%, 03/18/23	618,273	604,748
U.S. Renal Care, Inc. Term Loan B, 7.053%, 3M LIBOR + 4.250%, 12/30/22	1,241,332	1,186,093

		3,184,268

Hotels, Restaurants & Leisure—0.1%
Eldorado Resorts LLC Term Loan B, 4.750%, 2M LIBOR + 2.250%, 04/17/24	661,481	630,061
Las Vegas Sands LLC Term Loan B, 4.272%, 1M LIBOR + 1.750%, 03/27/25	496,250	474,849

		1,104,910

Household Products/Wares—0.1%
Spectrum Brands, Inc. Term Loan B, 4.536%, 1M LIBOR + 2.000%, 06/23/22	1,416,342	1,383,589

Internet Software & Services—0.1%
Rackspace Hosting, Inc. Incremental 1st Lien Term Loan, 5.582%, 3M LIBOR + 3.000%, 11/03/23	927,135	817,733

Leisure Time—0.1%
Aristocrat Technologies, Inc. 1st Lien Term Loan, 4.219%, 3M LIBOR + 1.750%, 10/19/24	787,182	754,711

Life Sciences Tools & Services—0.2%
Syneos Health, Inc. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 08/01/24	1,646,376	1,592,869

Machinery—0.1%
Altra Industrial Motion Corp. Term Loan B, 4.522%, 1M LIBOR + 2.000%, 10/01/25	621,580	593,609
Harsco Corp. Term Loan B1, 4.813%, 1M LIBOR + 2.250%, 12/06/24	192,655	189,524

		783,133

Media—0.6%
AMC Entertainment Holdings, Inc. Term Loan, 4.705%, 1M LIBOR + 2.250%, 12/15/22	1,277,453	1,234,339
Term Loan B, 4.705%, 1M LIBOR + 2.250%, 12/15/23	422,091	407,582
Gray Television, Inc. Term Loan B, 4.599%, 1M LIBOR + 2.250%, 02/07/24	390,910	377,228
Term Loan C, 11/02/25 (h)	378,761	366,790
Lions Gate Capital Holdings LLC Term Loan A, 4.272%, 1M LIBOR + 1.750%, 03/22/23	213,097	207,769
Mediacom Illinois LLC Term Loan N, 4.170%, 1W LIBOR + 1.750%, 02/15/24	2,102,127	2,002,276
Mission Broadcasting, Inc. Term Loan B3, 4.756%, 3M LIBOR + 2.250%, 01/17/24	251,195	238,216
Nexstar Broadcasting, Inc. Term Loan B3, 4.756%, 1M LIBOR + 2.250%, 01/17/24	1,449,369	1,374,484

		6,208,684

Oil & Gas—0.5%
Fieldwood Energy LLC 1st Lien TL, 7.772%, 1M LIBOR + 5.250%, 04/11/22 (e)	3,636,576	3,418,381
Oxbow Carbon LLC 1st Lien Term Loan B, 6.022%, 1M LIBOR + 3.500%, 01/04/23	456,000	448,020
Term Loan A, 4.772%, 1M LIBOR + 2.250%, 01/04/22	792,000	784,080

		4,650,481

Oil & Gas Services—0.1%
Navios Maritime Midstream Partners L.P. Term Loan B, 7.300%, 3M LIBOR + 4.500%, 06/18/20	839,637	810,250

Packaging & Containers—0.1%
Crown Americas LLC Term Loan B, 4.479%, 1M LIBOR + 2.000%, 04/03/25	722,690	719,830

Pharmaceuticals—0.1%
Bausch Health Companies, Inc. Term Loan B, 5.129%, 1M LIBOR + 2.750%, 11/27/25	987,500	937,199
Endo Luxembourg Finance Co. I S.a.r.l. Term Loan B, 6.813%, 1M LIBOR + 4.250%, 04/29/24	378,389	357,577
Valeant Pharmaceuticals International, Inc. Term Loan B, 5.379%, 1M LIBOR + 3.000%, 06/02/25	208,026	199,705

		1,494,481

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

Floating Rate Loans (g)—(Continued)

Security Description	Principal Amount*	Value

Retail—0.9%
Ascena Retail Group, Inc. Term Loan B, 7.063%, 1M LIBOR + 4.500%, 08/21/22	1,970,960	$1,841,862
Evergreen Acqco 1 L.P. Term Loan, 6.098%, 3M LIBOR + 3.750%, 07/09/19	2,452,321	2,338,901
General Nutrition Centers, Inc. Term Loan, 5.699%, 1M LIBOR + 2.500%, 03/04/19	1,445,751	1,434,907
Term Loan B, 11.780%, 1M LIBOR + 9.250%, 03/04/21	806,610	748,130
Harbor Freight Tools USA, Inc. Term Loan B, 5.022%, 1M LIBOR + 2.500%, 08/18/23	2,054,141	1,945,442
Smart & Final Stores LLC 1st Lien Term Loan, 6.022%, 1M LIBOR + 3.500%, 11/15/22	628,686	583,630

		8,892,872

Semiconductors—0.1%
MKS Instruments, Inc. Term Loan B4, 4.272%, 1M LIBOR + 1.750%, 05/01/23	99,193	98,326
ON Semiconductor Corp. 1st Lien Term Loan B, 4.272%, 1M LIBOR + 1.750%, 03/31/23	1,116,035	1,080,112

		1,178,438

Software—0.2%
IQVIA Inc. Term Loan B2, 4.803%, 1M LIBOR + 2.000%, 01/17/25	1,794,372	1,739,196
Term Loan B3, 4.272%, 1M LIBOR + 1.750%, 06/11/25	523,923	507,878

		2,247,074

Telecommunications—0.3%
CommScope, Inc. Term Loan B5, 4.522%, 1M LIBOR + 2.000%, 12/29/22	973,905	920,340
CSC Holdings LLC 1st Lien Term Loan, 4.705%, 1M LIBOR + 2.250%, 07/17/25	1,782,960	1,684,897

		2,605,237

Total Floating Rate Loans (Cost $70,998,426)		68,436,663

Mortgage-Backed Securities—5.4%

Collateralized Mortgage Obligations—3.1%
Adjustable Rate Mortgage Trust 4.337%, 02/25/35 (b)	1,456,964	1,442,569
American Home Mortgage Investment Trust 4.296%, 6M LIBOR + 1.500%, 10/25/34 (b)	754,847	741,881
Bellemeade Re, Ltd. 4.106%, 1M LIBOR + 1.600%, 04/25/28 (144A) (b)	2,460,000	2,459,997
CHL Mortgage Pass-Through Trust 3.604%, 07/25/34 (b)	440,865	438,452
CIM Trust 4.000%, 08/25/48 (144A) (b)	3,328,091	3,341,700
Credit Suisse First Boston Mortgage Securities Corp. 5.000%, 09/25/19	67,047	68,836
Flagstar Mortgage Trust 4.000%, 10/25/48 (144A) (b)	3,623,399	3,660,916

Collateralized Mortgage Obligations—(Continued)
Impac Secured Assets Corp. 3.271%, 1M LIBOR + 0.765%, 02/25/35 (b)	400,732	400,872
MASTR Alternative Loan Trust 5.000%, 02/25/18	10,248	10,479
5.000%, 08/25/18	10,219	10,191
5.476%, 11/25/19 (b)	49,199	49,435
5.500%, 04/25/19	5,297	5,286
Merrill Lynch Mortgage Investors Trust 3.246%, 1M LIBOR + 0.740%, 03/25/28 (b)	367,506	350,869
Mill City Mortgage Loan Trust 3.250%, 05/25/62 (144A) (b)	3,502,564	3,466,802
New York Mortgage Trust 3.181%, 1M LIBOR + 0.675%, 02/25/36 (b)	240,672	219,350
OBX Trust 3.156%, 1M LIBOR + 0.650%, 06/25/57 (144A) (b)	1,777,204	1,761,843
Radnor RE, Ltd. 3.906%, 1M LIBOR + 1.400%, 03/25/28 (144A) (b)	2,370,000	2,364,952
Sequoia Mortgage Trust 3.110%, 1M LIBOR + 0.640%, 11/20/34 (b)	293,849	288,912
Structured Adjustable Rate Mortgage Loan Trust 2.946%, 1M LIBOR + 0.440%, 08/25/35 (b)	460,172	454,257
4.329%, 09/25/34 (b)	1,267,936	1,258,959
Structured Asset Mortgage Investments Trust 3.170%, 1M LIBOR + 0.700%, 02/19/35 (b)	617,740	605,666
WaMu Mortgage Pass-Through Certificates Trust 2.836%, 1M LIBOR + 0.330%, 01/25/45 (b)	1,961,882	1,957,425
2.966%, 1M LIBOR + 0.460%, 04/25/45 (b)	1,480,143	1,480,158
3.086%, 1M LIBOR + 0.580%, 07/25/45 (b)	832,614	822,659
Wells Fargo Mortgage-Backed Securities Trust 3.500%, 07/25/47 (144A) (b)	2,293,053	2,265,632
4.093%, 02/25/35 (b)	636,978	650,311
4.513%, 06/25/35 (b)	446,095	449,033

		31,027,442

Commercial Mortgage-Backed Securities—2.3%
BAMLL Commercial Mortgage Securities Trust 2.959%, 12/10/30 (144A)	1,940,000	1,945,897
BANK 0.521%, 08/15/61 (b) (i)	42,321,060	1,494,119
BX Commercial Mortgage Trust 3.205%, 1M LIBOR + 0.750%, 11/15/35 (144A) (b)	2,586,141	2,569,975
Citigroup Commercial Mortgage Trust 5.482%, 10/15/49	273,093	257,907
Commercial Mortgage Trust 3.611%, 08/10/49 (144A) (b)	1,220,000	1,236,955
Core Industrial Trust 3.040%, 02/10/34 (144A)	5,303,073	5,284,036
CSAIL Commercial Mortgage Trust 0.802%, 06/15/57 (b) (i)	15,433,283	594,670
GE Commercial Mortgage Corp. Trust 5.606%, 12/10/49 (b)	374,552	352,079
Greenwich Capital Commercial Mortgage Trust
5.666%, 07/10/38 (b)	1,823,313	1,688,747
GS Mortgage Securities Corp. II 0.859%, 05/10/50 (b) (i)	19,657,355	707,635

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

Mortgage-Backed Securities—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Capital I Trust 5.033%, 09/15/47 (144A) (b)	1,413,393	$1,448,971
OBP Depositor LLC Trust 4.646%, 07/15/45 (144A)	2,250,000	2,287,799
Wells Fargo Commercial Mortgage Trust 2.399%, 11/15/49	2,692,000	2,638,683

		22,507,473

Total Mortgage-Backed Securities (Cost $53,992,379)		53,534,915

Foreign Government—1.4%

Banks—0.3%
Korea Development Bank (The) 3.375%, 03/12/23 (a)	2,700,000	2,712,026

Sovereign—1.1%
Brazil Notas do Tesouro Nacional 10.000%, 01/01/21 (BRL)	2,800,000	720,694
Export-Import Bank of China (The) 2.500%, 07/31/19 (144A)	4,000,000	3,988,322
Export-Import Bank of Korea 2.250%, 01/21/20	5,000,000	4,956,030
Indonesia Treasury Bond 8.250%, 07/15/21 (IDR)	16,800,000,000	1,184,353

		10,849,399

Total Foreign Government (Cost $13,628,750)		13,561,425

Municipals—1.0%
Industry Public Facilities Authority, Tax Allocation Revenue 3.389%, 01/01/20	3,525,000	3,536,033
San Jose Redevelopment Agency Successor Agency, Tax Allocation Revenue 2.480%, 08/01/21	650,000	644,904
2.630%, 08/01/22	2,165,000	2,144,800
State of Pennsylvania, General Obligation, Ltd. 5.000%, 01/15/20	2,800,000	2,888,676
State of Texas, General Obligation Unlimited 5.000%, 04/01/21	1,185,000	1,265,853

Total Municipals (Cost $10,768,884)		10,480,266

Mutual Fund—0.6%

Investment Company Security—0.6%
Invesco Senior Loan ETF (a) (Cost $6,936,939)	300,000	6,534,000

Common Stocks—0.1%
Security Description	Shares/ Principal Amount*	Value

Diversified Financial Services—0.1%
Remington Outdoor Co., Inc (e) (j) (k) (l)	72,031	760,554

Oil, Gas & Consumable Fuels—0.0%
Halcon Resources Corp. (a) (k)	65,445	111,257
Riviera Resources Inc (k)	2,964	46,831
Roan Resources, Inc. (a) (k)	2,964	24,838

		182,926

Paper & Forest Products—0.0%
Appvion,Inc. (e) (j) (k) (l)	38,739	264,099
Verso Corp. - Class A (k)	1,665	37,296

		301,395

Retail—0.0%
KSouth Africa, Ltd. (e) (j) (k) (l)	8,217,950	82,179
KSouth Africa, Ltd. (e) (j) (k) (l)	817,800	8,178

		90,357

Total Common Stocks (Cost $6,105,989)		1,335,232

Warrant—0.0%

Oil, Gas & Consumable Fuels—0.0%
Halcon Resources Corp., Expires 09/09/20 (k)	5,835	131

Paper & Forest Products—0.0%
Verso Corp., Expires 07/25/23 (k)	175	910

Total Warrants (Cost $0)		1,041

Short-Term Investments—1.9%

Discount Note—1.3%
Federal Home Loan Bank 1.090%, 01/02/19 (m)	13,035,000	13,035,000

Repurchase Agreement—0.6%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $5,542,690; collateralized by U.S. Treasury Note at 2.875%, maturing 10/31/23, with a market value of $5,653,818.	5,542,321	5,542,321

Total Short-Term Investments (Cost $18,576,543)		18,577,321

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (n)—6.7%

Security Description	Principal Amount*	Value

Certificates of Deposit—2.8%
Banco Del Estado De Chile New York 2.820%, 1M LIBOR + 0.350%, 05/20/19 (b)	1,000,000	$999,979
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (b)	1,500,000	1,500,599
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (b)	2,500,000	2,499,762
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (b)	2,000,000	1,999,744
2.740%, 1M LIBOR + 0.270%, 07/19/19 (b)	1,000,000	999,594
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (b)	1,000,000	1,000,003
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (b)	2,000,000	2,000,012
Natixis New York 2.940%, SOFR + 0.480%, 06/12/19 (b)	1,000,000	999,894
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (b)	2,500,000	2,500,020
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (b)	1,000,000	999,918
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (b)	2,000,000	1,999,112
Standard Chartered plc 2.717%, 3M LIBOR + 0.230%, 04/24/19 (b)	2,000,000	1,999,564
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (b)	2,000,000	1,999,266
2.700%, 02/25/19	1,000,000	1,000,092
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/12/19	992,778	994,570
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (b)	1,000,000	999,955
2.767%, 1M LIBOR + 0.380%, 12/10/19 (b)	1,000,000	999,967
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (b)	1,500,000	1,501,301
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (b)	1,500,000	1,499,991

		28,493,343

Commercial Paper—0.5%
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (b)	2,000,000	2,000,000
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (b)	1,000,000	999,890
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (b)	2,000,000	2,000,490

		5,000,380

Repurchase Agreements—3.4%
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $600,083; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $612,000.	600,000	600,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $900,125; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $918,000.	900,000	900,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $500,076; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $510,000.	500,000	500,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $5,624,491; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $5,736,068.	5,623,595	5,623,595
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $6,045,080; collateralized by various Common Stock with an aggregate market value of $6,600,000.	6,000,000	6,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $500,071; collateralized by various Common Stock with an aggregate market value of $556,606.	500,000	500,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $3,000,427; collateralized by various Common Stock with an aggregate market value of $3,339,637.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,400,199; collateralized by various Common Stock with an aggregate market value of $1,558,497.	1,400,000	1,400,000
Nomura Securities International, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $2,000,328; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.500%, maturity dates ranging from 02/15/19 - 08/15/48, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,000,141; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,095,476.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $5,000,703; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (n)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $3,000,422; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $3,286,428.	3,000,000	$3,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $2,901,444; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $3,176,880.	2,900,000	2,900,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $1,100,548; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,205,023.	1,100,000	1,100,000

		33,523,595

Time Deposit—0.0%
Royal Bank of Canada 2.420%, 01/02/19	400,000	400,000

Total Securities Lending Reinvestments (Cost $67,418,058)		67,417,318

Total Investments—106.2% (Cost $1,083,689,717)		1,061,093,179
Other assets and liabilities (net)—(6.2)%		(61,955,191)

Net Assets—100.0%		$999,137,988

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $65,554,897 and the collateral received consisted of cash in the amount of $67,416,372 and non-cash collateral with a value of $56,943. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2018, the market value of restricted securities was $24,095, which is 0.0% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Illiquid security. As of December 31, 2018, these securities represent 0.5% of net assets.
(f)	Principal amount of security is adjusted for inflation.
(g)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(h)	This loan will settle after December 31, 2018, at which time the interest rate will be determined.
(i)	Interest only security.
(j)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.1% of net assets.
(k)	Non-income producing security.
(l)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(m)	The rate shown represents current yield to maturity.
(n)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $306,856,569, which is 30.7% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
KSouth Africa, Ltd., 3.000%, 12/31/22	04/15/13 - 12/31/18	$641,699	$1,301,761	$13,091
KSouth Africa, Ltd., 25.000%, 12/31/22	12/22/16 - 12/31/18	137,555	137,554	11,004

				$24,095

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	810,000	JPMC	04/11/19	USD	191,943	$15,526
EUR	1,100,000	DBAG	03/14/19	USD	1,254,297	13,484
INR	51,540,000	DBAG	02/04/19	USD	689,130	46,473
INR	61,400,000	JPMC	02/04/19	USD	820,691	55,637
MXN	27,500,000	JPMC	02/05/19	USD	1,352,947	39,366
MXN	48,340,000	JPMC	02/05/19	USD	2,522,293	(74,859)
PLN	3,130,000	JPMC	03/14/19	USD	853,838	(16,117)
SEK	13,360,000	JPMC	03/14/19	USD	1,518,465	(2,533)

Contracts to Deliver
AUD	1,440,000	JPMC	04/11/19	USD	1,020,665	4,733
CAD	1,320,000	JPMC	03/14/19	USD	1,032,189	63,683
CNH	7,130,000	JPMC	04/11/19	USD	1,017,917	(19,950)
EUR	253,765	BBP	03/14/19	USD	300,933	8,461
EUR	322,067	CBNA	03/14/19	USD	382,171	10,979
EUR	1,591,294	DBAG	03/14/19	USD	1,886,161	52,150
EUR	2,813,000	GSBU	03/14/19	USD	3,333,743	91,682
EUR	2,229,918	JPMC	03/14/19	USD	2,645,619	75,577
KRW	1,155,000,000	JPMC	04/11/19	USD	1,020,994	(17,900)
PHP	23,500,000	JPMC	04/11/19	USD	427,001	(16,587)
SEK	6,730,000	JPMC	03/14/19	USD	775,776	12,137

Net Unrealized Appreciation						$341,942

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Canada Government Bond 10 Year Futures	03/20/19	31	CAD	4,239,870	$95,314
U.S. Treasury Note 2 Year Futures	03/29/19	1,159	USD	246,070,188	1,513,697

Futures Contracts—Short

U.S. Treasury Note 10 Year Futures	03/20/19	(108)	USD	(13,177,688)	(299,801)
U.S. Treasury Note 5 Year Futures	03/29/19	(179)	USD	(20,529,063)	(273,005)

Net Unrealized Appreciation					$1,036,205

Swap Agreements

OTC Cross-Currency Swaps

Receive	Pay	Maturity Date(a)	Counterparty	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation(1)
Floating rate equal to 3M LIBOR plus 2.870% based on the notional amount of currency delivered	Fixed rate equal to 2.500% based on the notional amount of currency received	05/04/21	CBNA	USD	697,200	EUR	600,000	$9,626	$—	$9,626

(a)	At the maturity date, the notional amount of the the currency received will be exchanged back for the notional amount of the currency delivered.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation(1)
Pay	3M LIBOR	Quarterly	03/20/19	CSI	Markit iBoxx USD Liquid High Yield Index	USD	970,000	$(20,225)	$—	$(20,225)
Pay	3M LIBOR	Quarterly	06/20/19	CBNA	Markit iBoxx USD Liquid High Yield Index	USD	5,400,000	(85,310)	—	(85,310)
Pay	3M LIBOR	Quarterly	09/20/19	CBNA	Markit iBoxx USD Liquid Leveraged Loan Index	USD	1,000,000	(40,781)	—	(40,781)
Pay	3M LIBOR	Quarterly	03/20/19	CSI	Markit iBoxx USD Liquid High Yield Index	USD	1,730,000	(43,544)	—	(43,544)
Pay	3M LIBOR	Quarterly	06/20/19	JPMC	Markit iBoxx USD Liquid High Yield Index	USD	8,000,000	(109,147)	—	(109,147)

Totals								$(299,007)	$—	$(299,007)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums (Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	2.750%	Semi-Annually	03/20/21	USD	61,140,000	$141,814	$(199,405)	$341,219
Pay	3M LIBOR	Quarterly	2.750%	Semi-Annually	03/20/21	USD	16,380,000	37,994	(52,447)	90,441
Receive	3M CPURNSA	Maturity	1.960%	Maturity	08/31/24	USD	10,800,000	(8,848)	—	(8,848)

Totals								$170,960	$(251,852)	$422,812

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Depreciation
CDX.NA.HY.30	5.000%	Quarterly	06/20/23	4.169%	USD	11,280,000	$346,446	$688,926	$(342,480)
CDX.NA.HY.31	5.000%	Quarterly	12/20/23	4.491%	USD	1,500,000	30,451	44,495	(14,044)
CDX.NA.HY.31	5.000%	Quarterly	12/20/23	4.491%	USD	700,000	14,211	17,075	(2,864)
CDX.NA.HY.31	5.000%	Quarterly	12/20/23	4.491%	USD	1,600,000	32,482	88,158	(55,676)
CDX.EM.30	1.000%	Quarterly	12/20/23	2.068%	USD	4,900,000	(230,772)	(209,192)	(21,580)
CDX.NA.HY.31	5.000%	Quarterly	12/20/23	4.491%	USD	1,500,000	30,451	65,767	(35,316)

Totals							$223,269	$695,229	$(471,960)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
AES Corp. 5.000%, due 06/20/22	(5.000%)	Quarterly	06/20/22	JPMC	0.815%	USD	1,300,000	$(179,748)	$(177,082)	$(2,666)
AES Corp. 5.000%, due 06/20/22	(5.000%)	Quarterly	06/20/22	JPMC	0.815%	USD	2,000,000	(276,536)	(281,770)	5,234
Ally Financial, Inc. 7.150%, due 09/15/20	(5.000%)	Quarterly	12/20/22	CBNA	1.695%	USD	700,000	(84,918)	(131,667)	46,749
Ally Financial, Inc. 7.150%, due 09/15/20	(5.000%)	Quarterly	12/20/22	JPMC	1.695%	USD	330,000	(40,033)	(62,735)	22,702
Ally Financial, Inc. 7.150%, due 09/15/20	(5.000%)	Quarterly	12/20/22	JPMC	1.695%	USD	770,000	(93,409)	(145,434)	52,025
Dish DBS Corp. 6.750%, due 06/01/21	(5.000%)	Quarterly	06/20/21	JPMC	3.677%	USD	1,620,000	(49,282)	(86,382)	37,100
Italy Government International Bond 6.875%, due 09/27/23	(1.000%)	Quarterly	06/20/23	BBP	1.982%	USD	1,600,000	63,113	17,133	45,980
Nabors Industries, Inc. 5.500%, due 01/15/23	(1.000%)	Quarterly	12/20/21	CBNA	5.613%	USD	875,000	105,223	33,034	72,189

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Nabors Industries, Inc. 5.500%, due 01/15/23	(1.000%)	Quarterly	12/20/21	CBNA	5.613%	USD	575,000	$69,146	$32,768	$36,378
Nabors Industries, Inc. 5.500%, due 01/15/23	(1.000%)	Quarterly	12/20/21	CBNA	5.613%	USD	425,000	51,108	15,532	35,576
Navient Corp. 5.500%, due 01/25/23	(5.000%)	Quarterly	03/20/20	JPMC	2.056%	USD	500,000	(17,576)	(37,952)	20,376
Republic of Turkey 11.875%, due 01/15/30	(1.000%)	Quarterly	12/20/19	BBP	2.599%	USD	366,667	5,572	22,801	(17,229)
Republic of Turkey 11.875%, due 01/15/30	(1.000%)	Quarterly	12/20/23	BBP	3.591%	USD	735,000	80,993	90,592	(9,599)
Springleaf Finance Corp. 5.000%, due 06/20/20	(5.000%)	Quarterly	06/20/20	BBP	1.754%	USD	600,000	(27,921)	(55,619)	27,698
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	Quarterly	03/20/19	BBP	0.491%	USD	1,800,000	(17,674)	(145,060)	127,386
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	Quarterly	03/20/19	CBNA	0.491%	USD	2,500,000	(24,547)	(220,999)	196,452

Totals								$(436,489)	$(1,132,840)	$696,351

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
American Tower Corp. 3.300%, due 02/15/21	1.000%	Quarterly	06/20/21	GSBU	1.147%	USD	2,700,000	$(9,396)	$(12,706)	$3,310
Dish DBS Corp. 5.000%, due 06/20/21	5.000%	Quarterly	06/20/23	JPMC	6.702%	USD	1,620,000	(99,878)	(14,184)	(85,694)
General Electric Co., 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	BBP	2.039%	USD	1,025,000	(46,619)	(4,091)	(42,528)
General Electric Co., 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	CBNA	2.039%	USD	1,105,000	(50,257)	(5,158)	(45,099)
General Electric Co., 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	CBNA	2.039%	USD	2,130,000	(96,876)	10,015	(106,891)
General Electric Co., 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	JPMC	2.039%	USD	450,000	(20,467)	(14,693)	(5,774)
General Electric Co., 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	JPMC	2.039%	USD	500,000	(22,741)	(9,869)	(12,872)
Italy Government International Bond 6.875%, due 09/27/23	1.000%	Quarterly	06/20/23	BBP	1.982%	USD	1,600,000	(63,113)	(75,132)	12,019
Malaysia Government International Bond 1.000%, due 12/20/23	1.000%	Quarterly	12/20/23	BBP	1.093%	USD	1,750,000	(7,465)	(5,845)	(1,620)
Nabors Industries, Inc. 5.500%, due 01/15/23	1.000%	Quarterly	12/20/23	CBNA	8.014%	USD	425,000	(110,518)	(58,386)	(52,132)
Nabors Industries, Inc. 5.500%, due 01/15/23	1.000%	Quarterly	12/20/23	CBNA	8.014%	USD	575,000	(149,524)	(98,122)	(51,402)
Nabors Industries, Inc. 5.500%, due 01/15/23	1.000%	Quarterly	12/20/23	CBNA	8.014%	USD	875,000	(227,536)	(122,932)	(104,604)
Republic of Argentina 7.500%, due 04/22/26	5.000%	Quarterly	06/20/23	BBP	8.005%	USD	540,000	(55,271)	12,097	(67,368)

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection—(Continued)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Republic of Argentina 7.500%, due 04/22/26	5.000%	Quarterly	06/20/23	CBNA	8.005%	USD	750,000	$(76,765)	$(18,743)	$(58,022)
Republic of Argentina 7.500%, due 04/22/26	5.000%	Quarterly	12/20/23	CBNA	8.006%	USD	750,000	(82,857)	(42,285)	(40,572)
Republic of Colombia 10.375%, due 01/28/33	1.000%	Quarterly	12/20/23	JPMC	1.568%	USD	2,275,000	(58,586)	(15,515)	(43,071)
Republic of Indonesia 5.875%, due 03/13/20	1.000%	Quarterly	12/20/23	CBNA	1.368%	USD	2,275,000	(37,933)	(48,919)	10,986
United Mexican States 4.150%, due 03/28/27	1.000%	Quarterly	12/20/23	CBNA	1.549%	USD	2,650,000	(65,960)	(20,781)	(45,179)
Vietnam Government International Bond 6.750%, due 01/29/20	1.000%	Quarterly	12/20/23	BBP	1.662%	USD	715,000	(21,269)	(18,088)	(3,181)
Vietnam Government International Bond 6.750%, due 01/29/20	1.000%	Quarterly	12/20/23	BBP	1.662%	USD	1,035,000	(30,788)	(26,121)	(4,667)

Totals								$(1,333,819)	$(589,458)	$(744,361)

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation*	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation/ (Depreciation)
Bespoke Lisbon 3-7% CDX Tranche	0.790%	Quarterly	06/20/19	CBNA	0.876%	USD	1,700,000	$(685)	$—	$(685)
Bespoke Lisbon 0-3% CDX Tranche	1.000%	Quarterly	06/20/19	CBNA	0.269%	USD	570,000	(67,719)	(153,900)	86,181
Bespoke Cambridge 0-3% CDX Tranche	1.000%	Quarterly	12/20/19	CBNA	0.290%	USD	1,100,000	(269,601)	(174,900)	(94,701)
Bespoke Verona 0-3% CDX Tranche	1.000%	Quarterly	12/20/19	CBNA	0.256%	USD	900,000	(197,352)	(220,500)	23,148
Bespoke June 0-3% CDX Equity Tranche	0.000%	Quarterly	09/20/20	CBNA	0.328%	USD	450,000	(173,548)	(107,295)	(66,253)
Bespoke Verona 7-15% CDX Tranche	0.400%	Quarterly	12/20/19	CBNA	0.250%	USD	1,650,000	2,389	—	2,389

Totals								$(706,516)	$(656,595)	$(49,921)

Cash in the amount of $240,000 has been deposited in segregated accounts held by the counterparties as collateral for OTC swap contracts.

*	Represents a custom index comprised of a basket of underlying issuers.
(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Schedule of Investments as of December 31, 2018

(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(JPMC)—	JPMorgan Chase Bank N.A.

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNH)—	Chinese Renminbi
(EUR)—	Euro
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(PHP)—	Philippine Peso
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Index Abbreviations

(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CPURNSA)—	U.S. Consumer Price for All Urban Consumers Non-SeasonallyAdjusted
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(H15 6M)—	U.S. Treasury T-Bill 6 Month Auction High Discount Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$343,678,176	$—	$343,678,176
Total U.S. Treasury & Government Agencies*	—	280,081,086	—	280,081,086
Total Asset-Backed Securities*	—	197,455,736	—	197,455,736
Total Floating Rate Loans*	—	68,436,663	—	68,436,663
Total Mortgage-Backed Securities*	—	53,534,915	—	53,534,915
Total Foreign Government*	—	13,561,425	—	13,561,425
Total Municipals	—	10,480,266	—	10,480,266
Total Mutual Fund*	6,534,000	—	—	6,534,000
Common Stocks
Diversified Financial Services	—	—	760,554	760,554
Oil, Gas & Consumable Fuels	182,926	—	—	182,926
Paper & Forest Products	37,296	—	264,099	301,395
Retail	—	—	90,357	90,357
Total Common Stocks	220,222	—	1,115,010	1,335,232
Total Warrant*	1,041	—	—	1,041
Total Short-Term Investments*	—	18,577,321	—	18,577,321
Total Securities Lending Reinvestments*	—	67,417,318	—	67,417,318
Total Net Investments	$6,755,263	$1,053,222,906	$1,115,010	$1,061,093,179

Collateral for Securities Loaned (Liability)	$—	$(67,416,372)	$—	$(67,416,372)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$489,888	$—	$489,888
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(147,946)	—	(147,946)
Total Forward Contracts	$—	$341,942	$—	$341,942
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,609,011	$—	$—	$1,609,011
Futures Contracts (Unrealized Depreciation)	(572,806)	—	—	(572,806)
Total Futures Contracts	$1,036,205	$—	$—	$1,036,205
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$431,660	$—	$431,660
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(480,808)	—	(480,808)
Total Centrally Cleared Swap Contracts	$—	$(49,148)	$—	$(49,148)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$387,170	$—	$387,170
OTC Swap Contracts at Value (Liabilities)	—	(3,153,375)	—	(3,153,375)
Total OTC Swap Contracts	$—	$(2,766,205)	$—	$(2,766,205)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,061,093,179
Cash	191,891
Cash denominated in foreign currencies (c)	957,015
Cash collateral (d)	5,771,910
OTC swap contracts at market value (e)	387,170
Unrealized appreciation on forward foreign currency exchange contracts	489,888
Receivable for:
Fund shares sold	384,817
Interest	5,398,862
Variation margin on futures contracts	144,452
Interest on OTC swap contracts	20,159
Variation margin on centrally cleared swap contracts	35,520
Prepaid expenses	2,836

Total Assets	1,074,877,699
Liabilities
OTC swap contracts at market value (f)	3,153,375
Unrealized depreciation on forward foreign currency exchange contracts	147,946
Collateral for securities loaned	67,416,372
Payables for:
Investments purchased	3,496,361
Fund shares redeemed	633,581
Foreign taxes	4,965
Interest on OTC swap contracts	44,216
Accrued Expenses:
Management fees	367,316
Distribution and service fees	57,570
Deferred trustees’ fees	108,463
Other expenses	309,546

Total Liabilities	75,739,711

Net Assets	$999,137,988

Net Assets Consist of:
Paid in surplus	$1,069,217,510
Distributed earnings (Accumulated losses) (g)	(70,079,522)

Net Assets	$999,137,988

Net Assets
Class A	$731,560,763
Class B	267,577,225
Capital Shares Outstanding*
Class A	77,101,365
Class B	28,359,225
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.49
Class B	9.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,083,689,717.
(b)	Includes securities loaned at value of $65,554,897.
(c)	Identified cost of cash denominated in foreign currencies was $946,868.
(d)	Includes collateral of $543,068 for futures contracts, $2,980,000 for OTC swap contracts and $2,248,842 for centrally cleared swap contracts.
(e)	Net premium paid on OTC swap contracts was $211,860.
(f)	Net premium received on OTC swap contracts was $2,590,753.
(g)	Includes foreign capital gains tax of $4,965.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends	$424,993
Interest (a)	36,324,527
Securities lending income	336,451

Total investment income	37,085,971
Expenses
Management fees	5,299,947
Administration fees	45,103
Custodian and accounting fees	261,923
Distribution and service fees—Class B	702,332
Audit and tax services	105,350
Legal	45,091
Trustees’ fees and expenses	33,731
Shareholder reporting	37,390
Insurance	6,950
Miscellaneous	18,969

Total expenses	6,556,786
Less management fee waiver	(744,850)

Net expenses	5,811,936

Net Investment Income	31,274,035

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(5,054,014)
Futures contracts	(1,832,196)
Swap contracts	860,610
Foreign currency transactions	(37,496)
Forward foreign currency transactions	94,686

Net realized loss	(5,968,410)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	(19,230,697)
Futures contracts	1,495,946
Swap contracts	(1,184,016)
Foreign currency transactions	41,102
Forward foreign currency transactions	644,233

Net change in unrealized depreciation	(18,233,432)

Net realized and unrealized loss	(24,201,842)

Net Increase in Net Assets From Operations	$7,072,193

(a)	Net of foreign withholding taxes of $22,262.
(b)	Includes change in foreign capital gains tax of $15,466.

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$31,274,035	$22,188,217
Net realized loss	(5,968,410)	(2,063,586)
Net change in unrealized depreciation	(18,233,432)	(3,756,097)

Increase in net assets from operations	7,072,193	16,368,534

From Distributions to Shareholders (a)
Class A	(16,162,385)	(13,246,156)
Class B	(5,001,892)	(4,085,536)

Total distributions	(21,164,277)	(17,331,692)

Increase (decrease) in net assets from capital share transactions	(82,017,820)	9,843,369

Total increase (decrease) in net assets	(96,109,904)	8,880,211

Net Assets
Beginning of period	1,095,247,892	1,086,367,681

End of period	$999,137,988	$1,095,247,892 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,382,404	$13,296,007	1,250,845	$12,045,789
Reinvestments	1,713,933	16,162,385	1,384,133	13,246,156
Redemptions	(9,728,180)	(92,588,922)	(2,156,710)	(20,816,406)

Net increase (decrease)	(6,631,843)	$(63,130,530)	478,268	$4,475,539

Class B
Sales	3,750,321	$35,548,899	4,802,061	$46,067,354
Reinvestments	532,683	5,001,892	428,702	4,085,536
Redemptions	(6,269,107)	(59,438,081)	(4,666,686)	(44,785,060)

Net increase (decrease)	(1,986,103)	$(18,887,290)	564,077	$5,367,830

Increase (decrease) derived from capital shares transactions		$(82,017,820)		$9,843,369

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017, the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $20,392,450 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.62	$9.62	$9.62	$9.97	$10.08

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.20	0.19	0.18	0.15
Net realized and unrealized gain (loss)	(0.22)	(0.04)	0.12	(0.20)	(0.03)

Total income (loss) from investment operations	0.07	0.16	0.31	(0.02)	0.12

Less Distributions
Distributions from net investment income	(0.20)	(0.16)	(0.31)	(0.33)	(0.23)

Total distributions	(0.20)	(0.16)	(0.31)	(0.33)	(0.23)

Net Asset Value, End of Period	$9.49	$9.62	$9.62	$9.62	$9.97

Total Return (%) (b)	0.70	1.68	3.30	(0.26)	1.17 (c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	0.54	0.54	0.53	0.53
Net ratio of expenses to average net assets (%) (d)	0.48	0.52	0.52	0.52	0.51
Ratio of net investment income to average net assets (%)	3.00	2.10	2.01	1.78	1.51
Portfolio turnover rate (%)	48 (e)	69 (e)	35	43	59
Net assets, end of period (in millions)	$731.6	$805.1	$801.3	$1,156.0	$1,243.7

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$9.56	$9.57	$9.56	$9.92	$10.03

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.18	0.17	0.15	0.13
Net realized and unrealized gain (loss)	(0.21)	(0.05)	0.13	(0.21)	(0.02)

Total income (loss) from investment operations	0.05	0.13	0.30	(0.06)	0.11

Less Distributions
Distributions from net investment income	(0.17)	(0.14)	(0.29)	(0.30)	(0.22)

Total distributions	(0.17)	(0.14)	(0.29)	(0.30)	(0.22)

Net Asset Value, End of Period	$9.44	$9.56	$9.57	$9.56	$9.92

Total Return (%) (b)	0.54 (c)	1.33	3.13	(0.62)	1.06

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	0.79	0.79	0.78	0.78
Net ratio of expenses to average net assets (%) (d)	0.73	0.77	0.77	0.77	0.76
Ratio of net investment income to average net assets (%)	2.75	1.85	1.76	1.53	1.26
Portfolio turnover rate (%)	48 (e)	69 (e)	35	43	59
Net assets, end of period (in millions)	$267.6	$290.1	$285.1	$303.8	$330.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rate would have been 42% and 46% for the years ended December 31, 2018 and 2017, respectively.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered two classes of shares: Class A and B shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s Custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $5,542,321. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $33,523,595. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(79,889)	$—	$—	$—	$(79,889)
Corporate Bonds & Notes	(31,034,780)	—	—	—	(31,034,780)
Foreign Government	(310,153)	—	—	—	(310,153)
Mutual Funds	(6,724,857)	—	—	—	(6,724,857)
U.S. Treasury & Government Agencies	(29,266,693)	—	—	—	(29,266,693)
Total	$(67,416,372)	$—	$—	$—	$(67,416,372)
Total Borrowings	$(67,416,372)	$—	$—	$—	$(67,416,372)
Gross amount of recognized liabilities for securities lending transactions					$(67,416,372)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

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Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

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Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

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Notes to Financial Statements—December 31, 2018—(Continued)

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2018, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency.

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Notes to Financial Statements—December 31, 2018—(Continued)

Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (c)	$431,660	Unrealized depreciation on centrally cleared swap contracts (a) (c)	$8,848
	Unrealized appreciation on futures contracts (b) (c)	1,609,011	Unrealized depreciation on futures contracts (b) (c)	572,806
Credit	OTC swap contracts at market value (d)	377,544	OTC swap contracts at market value (d)	3,153,375
			Unrealized depreciation on centrally cleared swap contracts (a) (c)	471,960
Foreign Exchange	OTC swap contracts at market value (d)	9,626
	Unrealized appreciation on forward foreign currency exchange contracts	489,888	Unrealized depreciation on forward foreign currency exchange contracts	147,946

Total		$2,917,729		$4,354,935

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Excludes OTC swap interest receivable of $20,159 and OTC swap interest payable of $44,216.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$158,139	$(158,139)	$—	$—
Citibank N.A.	248,471	(248,471)	—	—
Deutsche Bank AG	112,107	—	(110,000)	2,107
Goldman Sachs Bank USA	91,682	(9,396)	(82,286)	—
JPMorgan Chase Bank N.A.	266,659	(266,659)	—	—

	$877,058	$(682,665)	$(192,286)	$2,107

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Notes to Financial Statements—December 31, 2018—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$214,849	$(158,139)	$(56,710)	$—
Citibank N.A.	1,897,958	(248,471)	(1,649,487)	—
Credit Suisse International	63,769	—	(63,769)	—
Goldman Sachs Bank USA	9,396	(9,396)	—	—
JPMorgan Chase Bank N.A.	1,115,349	(266,659)	(848,690)	—

	$3,301,321	$(682,665)	$(2,618,656)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$94,686	$94,686
Futures contracts	(1,832,196)	—	—	(1,832,196)
Swap contracts	(426,082)	1,276,058	10,634	860,610

	$(2,258,278)	$1,276,058	$105,320	$(876,900)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$644,233	$644,233
Futures contracts	1,495,946	—	—	1,495,946
Swap contracts	353,623	(1,547,265)	9,626	(1,184,016)

	$1,849,569	$(1,547,265)	$653,859	$956,163

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$37,227,700
Futures contracts long	174,235,249
Futures contracts short	(22,400,000)
Swap contracts	199,334,390

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness

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of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$171,935,831	$331,640,307	$268,913,467	$305,398,680

BHFTI-35

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2018 were as follows:

Purchases	Sales
$59,619,743	$70,274,409

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$5,299,947	0.520%	First $100 million
	0.510%	$100 million to $250 million
	0.500%	$250 million to $500 million
	0.490%	$500 million to $1 billion
	0.470%	$1 billion to $1.5 billion
	0.450%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Trust that are managed by the Subadviser and/or its affiliates.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	$500 million to $1.5 billion
0.050%	Over $1.5 billion

An identical agreement was in place for the period December 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period April 30, 2018 to April 30, 2019, Brighthouse Investment Advisers has contractually agreed to waive a portion of the management fee reflecting the difference, if any, between the subadvisory fee payable by the Adviser to the Subadviser that was calculated based solely on the assets of the Portfolio and the fee that was calculated when the Portfolio’s assets were aggregated with those of the Brighthouse/Templeton International Bond Portfolio, a series of the Trust. An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the

BHFTI-36

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,086,220,395

Gross unrealized appreciation	1,842,222
Gross unrealized depreciation	(27,316,213)

Net unrealized appreciation (depreciation)	$(25,473,991)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$21,164,277	$17,331,692	$—	$—	$21,164,277	$17,331,692

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$34,719,900	$—	$(25,456,221)	$(79,234,734)	$(69,971,055)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the accumulated short-term capital losses were $19,414,279 and the accumulated long-term capital losses were $59,820,455.

9. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date.The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

BHFTI-37

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-38

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Franklin Low Duration Total Return Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Franklin Low Duration Total Return Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Franklin Low Duration Total Return Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-39

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-40

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-41

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-42

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-43

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-44

Brighthouse Funds Trust I

Brighthouse/Franklin Low Duration Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse/Franklin Low Duration Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Government/Credit 1-3 Year Bond Index, for the one-, three-, and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees were above the median for Expense Group, Expense Universe and Sub-advised Expense Universe. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were above the median of the Expense Group, but below the median of the Expense Universe and equal to the median of the Sub-advised Expense Universe. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board further noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-45

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A and B shares of the Brighthouse/Templeton International Bond Portfolio returned 1.29% and 1.00%, respectively. The Portfolio’s benchmark, the FTSE World Government Bond Index (“WGBI”) ex-U.S.1, returned -1.82%.

MARKET ENVIRONMENT / CONDITIONS

The year began with sharply rising yields in the U.S. and Europe as reflation sentiments returned to markets. Deregulation efforts and tax cuts in the U.S. were expected to add stimulus to an already strong U.S. economy. The 10-year U.S. Treasury yield rose 0.45% during the first two months of 2018, finishing February at 2.86%. In Europe, the 10-year German Bund yield rose 0.27% during the first month of the year, reaching its peak yield for the period at 0.77% on February 2nd, its highest level since 2015. Markets appeared to initially anticipate upcoming rate adjustments from the European Central Bank (the “ECB”), but those expectations would largely disappear by the summer.

In February, Jerome Powell took over as U.S. Federal Reserve (the “Fed”) Chair, replacing Janet Yellen. Powell indicated his intentions to continue the glide path of rate hikes and balance sheet unwinding. However, by March, the rising yield trends in the U.S. and Europe stalled and moderately reversed. U.S. protectionist policies in the form of steel and aluminum tariffs, as well as sector-specific tariffs on China, appeared to amplify risk aversion across global financial markets. Credit spreads widened across investment-grade and high-yield credit tiers in the U.S. and Europe during the month, ultimately widening even further over the rest of the year.

In April, reflation sentiments briefly resurfaced, driving the 10-year U.S. Treasury yield above 3.00% for the first time in more than four years. However, risk aversion returned to global bond markets in the second half of May, as political turmoil in Italy raised concerns over Italian debt sustainability and the viability of the euro. Yields in Italy, Spain, and much of peripheral Europe rose sharply, while yields in Germany, France, and the U.S. declined on flights to quality. Several Latin American countries concurrently saw rising yields and sharp depreciations of their currencies on regional volatility.

In mid-June, ECB President Mario Draghi announced the net asset purchase program would be reduced to 15 billion euros per month for October, November, and December, and would conclude at the end of 2018. Draghi also indicated rates would likely remain unchanged until at least the summer of 2019, quelling any remaining expectations for a 2018 rate hike. In the U.S., yields briefly rose in July as economic activity continued to strengthen. Annualized second-quarter U.S. gross domestic product came in at 4.2%, its highest level since 2014.

However, a wave of broad-based risk aversion across emerging markets arrived in late August, driving exchange rates lower against the U.S. dollar. Several perceived safe-haven assets rallied, including U.S. Treasuries. As an asset category, emerging markets showed the highest level of undervaluation across the global fixed income markets.

By mid-September, risk aversion across emerging markets began to diminish, as several security valuations incrementally stabilized and improved. U.S. Treasury yields rose sharply during the month, on expectations the Fed would hike rates at its September 26th meeting. Those trends continued through October, with the 10-year reaching its highest yield of the year on November 8th, at 3.24%. However, market volatility escalated in December as global growth uncertainties and trade policy concerns led to rallies in perceived safe-haven assets. The 10-year yield dropped sharply to finish the year at 2.69%, despite the Fed’s fourth rate hike of the year on December 19th.

On the whole, duration exposures in the U.S. and in several parts of the world faced headwinds from rising rates during much of the period, before those trends sharply reversed in December. Select local-currency bond markets fared better than others, as valuations strengthened in places like Brazil but weakened in places like Indonesia. On the currency front, the U.S. dollar started the period weaker before significantly strengthening against global currencies over the remainder of the year. On the whole, avoiding U.S. Treasury duration proved positive to performance during much of the period, as did long exposure to the U.S. dollar and select positioning in emerging markets.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

During the reporting period, the Portfolio was positioned for rising rates in the U.S. by maintaining low portfolio duration and using interest-rate swaps to gain negative duration exposure to U.S. Treasuries. We also continued to seek duration exposures in select emerging markets that offered positive real yields without taking undue interest-rate risk, favoring countries that have solid underlying fundamentals and prudent fiscal and monetary policies. Several emerging markets continued to offer significantly higher yields than those available in the developed markets. The Portfolio also held long currency exposures in a number of emerging markets and net-negative exposures to the Japanese yen, euro, and Australian dollar, as directional views on the currencies and as hedges against a broadly strengthening U.S. dollar. During the period, currency forward contracts were used to actively manage currencies, and interest-rate swaps were used to tactically manage duration exposures.

The Portfolio’s relative outperformance during the period was primarily attributable to currency positions. Interest-rate strategies detracted from relative results, while sovereign credit exposures had a largely neutral effect. Among currencies, the Portfolio’s underweight positions in the euro and the Australian dollar contributed to relative performance, while its underweight position in the Japanese yen detracted. Overweight currency positions in Latin America and Asia ex-Japan detracted from relative results (the Brazilian real, Argentine

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Managed by Franklin Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

peso, and Indian rupee detracted, while the Mexican peso contributed). Select underweight duration exposures in Europe detracted from relative performance, as did overweight duration exposure in Argentina. However, overweight duration exposure in Brazil contributed to relative performance versus the benchmark.

At period end, we continued to see a subset of countries with domestically strong economies that have demonstrated their resilience to global shocks, including potential increases in trade costs. The includes specific emerging markets that are less externally vulnerable and more domestically driven, and that have responsible, credible central banks which consistently respond with appropriate monetary policies. Many of the countries we believed were undervalued earlier in 2018 became even more undervalued during the “risk-off” cycles in August and September. Certainly, 20 years ago it may have been difficult for many of these countries to weather a protectionist trade shock, a commodity price shock, and an exchange rate shock all at the same time, but today several countries have greatly reduced those external vulnerabilities. Longer term, we have a positive outlook for a number of local-currency markets that we believe are fundamentally stronger than markets have been indicating.

In the major developed economies, continued monetary accommodation and low rates in Japan and the Eurozone in conjunction with rates rising in the U.S. could depreciate the yen and euro against the U.S. dollar, in our view. Eurozone growth has moderated from its peak 2017 levels while inflation has remained subdued, allowing the ECB to remain accommodative for longer. At year end, we continued to have a negative view on the euro not only because of ongoing monetary accommodation, but also because of unresolved structural issues and ongoing populist risks.

Overall, at period end, the Portfolio continued to maintain a low portfolio duration while aiming at a negative correlation with U.S. Treasury returns as we expected rising inflation pressures in the U.S. to drive Treasury yields higher. The Portfolio also continued to hold select local-currency duration exposures in countries that we believed had healthy fundamentals and significantly higher yields than those available in developed markets. The Portfolio was also positioned to capitalize on depreciations of the euro and Japanese yen against the U.S. dollar and currency appreciation across a select subset of emerging markets.

The Portfolio employed derivatives as a tool in seeking efficient management of certain risks. During the period, the use of derivatives provided exposures through means believed to be advantageous to the Portfolio, and these derivatives performed as expected.

Michael Hasenstab

Sonal Desai

Christine Zhu

Portfolio Managers

Franklin Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE WORLD GOVERNMENT BOND INDEX EX-U.S.

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	Since Inception[2]
Brighthouse/Templeton International Bond Portfolio
Class A	1.29	0.03	3.96
Class B	1.00	-0.22	3.70
FTSE World Government Bond Index (“WGBI”) ex-U.S.	-1.82	0.28	1.87

1 The FTSE World Government Bond Index ex-U.S. is an index of bonds issued by governments primarily in Europe and Asia.

2 Inception date of the Class A and Class B shares is 5/1/2009. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Countries

% of Net Assets
United States	28.6
Mexico	21.5
Indonesia	9.6
Brazil	9.4
India	8.2
South Korea	4.6
Thailand	4.6
Colombia	3.9
Argentina	3.8
Ghana	1.4

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Templeton International Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.68%	$1,000.00	$1,024.10	$3.47
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

Class B (a)	Actual	0.93%	$1,000.00	$1,022.40	$4.74
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2018

Foreign Government—69.3% of Net Assets

Security Description	Principal Amount*	Value

Argentina—4.6%
Argentina Bonar Bond 50.225%, BADLARPP + 2.000%, 04/03/22 (ARS) (a)	20,147,000	$512,502
Argentina POM Politica Monetaria 59.257%, ARLLMONP, 06/21/20 (ARS) (a)	2,100,000	61,338
Argentina Treasury Bills 3.450%, 09/30/19 (ARS) (b)	342,030,000	10,194,601
0.716%, 10/31/19 (ARS) (b)	142,993,000	3,379,999
1.138%, 04/30/19 (ARS) (b)	52,628,000	1,582,613
2.654%, 05/31/19 (ARS) (b)	76,446,000	2,245,791
2.834%, 04/30/20 (ARS) (b)	32,824,000	956,540
Argentine Bonos del Tesoro 15.500%, 10/17/26 (ARS)	693,671,000	15,011,733
16.000%, 10/17/23 (ARS)	370,242,000	8,553,121
18.200%, 10/03/21 (ARS)	329,017,000	7,076,574
Bonos de la Nacion Argentina con Ajuste por CER 3.750%, 02/08/19 (ARS) (c)	26,046,000	1,013,207
4.000%, 03/06/20 (ARS) (c)	788,000	26,364
Bonos De La Nacion Argentina En Moneda Dua 4.500%, 02/13/20	4,257,000	3,948,368

		54,562,751

Brazil—9.4%
Brazil Letras do Tesouro Nacional 8.329%, 07/01/21 (BRL) (b)	14,410,000	3,085,318
10.146%, 07/01/20 (BRL) (b)	83,081,000	19,398,050
Brazil Notas do Tesouro Nacional 10.000%, 01/01/21 (BRL)	36,775,000	9,924,985
10.000%, 01/01/23 (BRL)	51,875,000	14,017,794
10.000%, 01/01/27 (BRL)	243,810,000	65,812,564

		112,238,711

Colombia—3.9%
Colombian TES 6.000%, 04/28/28 (COP)	5,915,600,000	1,726,339
7.000%, 05/04/22 (COP)	653,000,000	209,048
7.000%, 06/30/32 (COP)	7,946,000,000	2,413,717
7.500%, 08/26/26 (COP)	9,819,300,000	3,185,795
7.750%, 09/18/30 (COP)	108,388,100,000	35,419,162
10.000%, 07/24/24 (COP)	10,589,000,000	3,835,849

		46,789,910

Ghana—1.4%
Ghana Government Bonds 16.250%, 05/17/21 (GHS)	9,750,000	1,869,811
16.500%, 03/22/21 (GHS)	2,320,000	448,493
16.500%, 02/06/23 (GHS)	13,400,000	2,399,770
17.600%, 11/28/22 (GHS)	10,940,000	2,052,985
18.250%, 09/21/20 (GHS)	2,170,000	435,140
18.250%, 07/25/22 (GHS)	5,170,000	1,000,760
18.500%, 06/01/20 (GHS)	670,000	135,171
19.750%, 03/15/32 (GHS)	18,788,000	3,691,965
21.000%, 03/23/20 (GHS)	2,310,000	479,047
21.500%, 03/09/20 (GHS)	1,000,000	208,338
24.750%, 03/01/21 (GHS)	810,000	179,860
24.750%, 07/19/21 (GHS)	1,490,000	326,744

Ghana—(Continued)
Ghana Treasury Notes 17.180%, 01/06/20 (GHS)	1,860,000	$371,995
17.240%, 11/11/19 (GHS)	7,030,000	1,416,206
21.000%, 01/07/19 (GHS)	4,470,000	912,532
Republic of Ghana Government Bond 19.500%, 10/18/21 (GHS)	4,530,000	919,290

		16,848,107

India—8.2%
India Government Bonds 6.790%, 05/15/27 (INR)	3,400,000,000	46,805,701
6.840%, 12/19/22 (INR)	365,000,000	5,170,594
7.680%, 12/15/23 (INR)	1,164,000,000	16,989,415
8.080%, 08/02/22 (INR)	1,344,000,000	19,770,651
8.200%, 02/15/22 (INR)	547,000,000	8,046,537

		96,782,898

Indonesia—9.6%
Indonesia Treasury Bonds 5.625%, 05/15/23 (IDR)	96,951,000,000	6,185,851
7.000%, 05/15/22 (IDR)	631,607,000,000	42,732,167
8.375%, 03/15/24 (IDR)	81,624,000,000	5,767,036
8.375%, 09/15/26 (IDR)	45,918,000,000	3,246,636
8.375%, 03/15/34 (IDR)	49,720,000,000	3,481,714
8.750%, 05/15/31 (IDR)	22,479,000,000	1,628,464
9.000%, 03/15/29 (IDR)	11,396,000,000	834,001
10.000%, 09/15/24 (IDR)	186,070,000,000	14,039,163
10.000%, 02/15/28 (IDR)	34,960,000,000	2,689,963
10.500%, 08/15/30 (IDR)	2,470,000,000	199,701
11.500%, 09/15/19 (IDR)	7,238,000,000	516,150
12.800%, 06/15/21 (IDR)	78,179,000,000	6,043,085
12.900%, 06/15/22 (IDR)	341,823,000,000	27,150,112

		114,514,043

Mexico—21.5%
Mexican Bonos 5.000%, 12/11/19 (MXN)	753,040,000	37,078,074
6.500%, 06/10/21 (MXN)	687,730,000	33,402,504
8.000%, 06/11/20 (MXN)	431,860,000	21,811,713
Mexican Udibonos 2.500%, 12/10/20 (MXN) (c)	15,311,286	751,807
4.000%, 06/13/19 (MXN) (c)	19,395,956	976,403
Mexico Cetes 7.500%, 01/31/19 (MXN) (b)	2,985,441,000	15,084,629
7.523%, 09/12/19 (MXN) (b)	2,827,213,000	13,561,357
7.529%, 05/23/19 (MXN) (b)	5,094,971,000	25,085,507
7.557%, 07/04/19 (MXN) (b)	2,284,346,000	11,134,759
7.599%, 07/18/19 (MXN) (b)	4,560,670,000	22,158,937
7.754%, 03/28/19 (MXN) (b)	4,631,740,000	23,106,435
7.755%, 02/28/19 (MXN) (b)	1,964,259,000	9,861,801
7.757%, 02/14/19 (MXN) (b)	4,957,558,000	24,969,488
7.765%, 03/14/19 (MXN) (b)	620,383,000	3,104,796
7.858%, 04/25/19 (MXN) (b)	1,420,749,000	7,041,588
8.035%, 11/07/19 (MXN) (b)	387,513,000	1,835,228

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2018

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Mexico—(Continued)
Mexico Cetes 8.183%, 06/06/19 (MXN) (b)	1,033,368,000	$5,074,119

		256,039,145

Philippines—1.1%
Philippine Treasury Bill 4.188%, 03/20/19 (PHP) (b)	682,460,000	12,832,909

South Korea—4.6%
Korea Treasury Bonds
1.375%, 09/10/21 (KRW)	28,281,400,000	25,015,276
1.875%, 03/10/22 (KRW)	18,459,000,000	16,537,381
4.250%, 06/10/21 (KRW)	14,150,400,000	13,397,657

		54,950,314

Thailand—4.6%
Thailand Government Bond 3.875%, 06/13/19 (THB)	1,747,490,000	54,195,805

Ukraine—0.4%
Ukraine Government International Bond 2.309%, 05/31/40 (144A) (a) (b)	8,046,000	4,626,450

Total Foreign Government (Cost $901,349,961)		824,381,043

U.S. Treasury & Government Agencies—0.6%

U.S. Treasury—0.6%
U.S. Treasury Notes 2.750%, 02/15/19 (Cost $7,703,279)	7,659,000	7,662,244

Short-Term Investments—27.2%

Discount Note—3.4%
Federal Home Loan Bank 2.150%, 01/02/19 (b)	40,000,000	40,000,000

Foreign Government—0.0%
Argentina Treasury Bills 1.848%, 03/29/19 (ARS) (b)	22,926,000	684,858

Repurchase Agreement—8.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $94,919,497; collateralized by U.S. Treasury Note at 2.875%, maturing 09/30/23, with a market value of $96,814,396.	94,913,169	94,913,169

U.S. Treasury—15.8%
U.S. Treasury Bills
1.950%, 01/31/19 (b)	41,321,000	41,243,572
2.300%, 01/15/19 (b)	33,000,000	32,972,506
2.350%, 02/28/19 (b)	114,240,000	113,801,644

		188,017,722

Total Short-Term Investments (Cost $323,709,789)		323,615,749

Total Investments—97.1% (Cost $1,232,763,029)		1,155,659,036
Other assets and liabilities (net)—2.9%		34,614,500

Net Assets—100.0%		$1,190,273,536

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(c)	Principal amount of security is adjusted for inflation.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $4,626,450, which is 0.4% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	303,973,677	JPMC	03/06/19	USD	71,254,964	$6,818,127
INR	2,130,845,000	HSBC	01/16/19	USD	28,223,113	2,253,754
INR	69,899,500	HSBC	01/30/19	USD	941,344	56,850
INR	14,658,000	JPMC	02/04/19	USD	195,659	13,547
KRW	16,897,000,000	HSBC	01/10/19	USD	15,033,587	112,930
KRW	23,877,000,000	HSBC	02/19/19	USD	21,282,646	148,080
KRW	6,356,000,000	HSBC	02/28/19	USD	5,666,904	40,024

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	286,550	CBNA	01/09/19	USD	202,897	$1,039
AUD	9,949,500	JPMC	01/11/19	USD	7,028,008	18,846
AUD	19,899,000	JPMC	01/14/19	USD	14,134,459	115,298
AUD	8,836,613	CBNA	01/15/19	USD	6,285,527	59,870
AUD	20,094,000	JPMC	01/15/19	USD	14,312,655	155,832
AUD	29,844,000	JPMC	01/22/19	USD	21,310,108	281,196
AUD	286,550	CBNA	02/01/19	USD	203,998	2,047
AUD	8,836,613	CBNA	02/13/19	USD	6,263,639	34,655
AUD	9,949,500	JPMC	02/13/19	USD	7,056,683	43,218
AUD	10,047,000	JPMC	02/15/19	USD	7,409,411	327,003
AUD	10,047,000	JPMC	02/15/19	USD	7,253,130	170,722
AUD	519,000	JPMC	02/19/19	USD	377,541	11,662
AUD	441,000	JPMC	02/20/19	USD	323,198	12,301
AUD	5,331,000	CBNA	02/21/19	USD	3,892,803	134,491
AUD	8,867,774	CBNA	03/13/19	USD	6,406,834	153,254
BRL	236,300,000	JPMC	03/06/19	USD	60,286,764	(404,911)
EUR	4,694,250	GSC	01/04/19	USD	5,460,399	81,521
EUR	11,300,422	DBAG	01/07/19	USD	13,153,182	201,467
EUR	6,270,000	GSC	01/07/19	USD	7,163,224	(22,990)
EUR	9,359,372	UBSA	01/09/19	USD	10,880,737	151,946
EUR	5,723,000	HSBC	01/11/19	USD	6,621,511	60,060
EUR	6,822,720	JPMC	01/11/19	USD	7,867,108	44,822
EUR	2,518,372	BOA	01/15/19	USD	2,937,303	49,010
EUR	20,376,830	CBNA	01/15/19	USD	23,771,814	401,854
EUR	11,794,825	DBAG	01/15/19	USD	13,762,319	234,966
EUR	3,280,343	GSC	01/15/19	USD	3,822,747	60,559
EUR	4,918,354	BOA	01/16/19	USD	5,725,603	84,326
EUR	900,000	GSC	01/16/19	USD	1,048,419	16,133
EUR	3,821,000	HSBC	01/16/19	USD	4,447,759	65,130
EUR	446,000	SCB	01/17/19	USD	521,086	9,488
EUR	1,986,636	DBAG	01/22/19	USD	2,302,531	22,746
EUR	1,368,160	GSC	01/22/19	USD	1,585,027	14,981
EUR	4,631,000	MSC	01/22/19	USD	5,366,634	52,282
EUR	6,686,730	UBSA	01/22/19	USD	7,752,394	78,967
EUR	12,323,000	JPMC	01/23/19	USD	14,241,814	99,244
EUR	4,631,000	MSC	01/23/19	USD	5,350,657	35,861
EUR	3,566,100	DBAG	01/24/19	USD	4,126,031	33,031
EUR	4,520,000	UBSA	01/24/19	USD	5,233,166	45,325
EUR	699,631	DBAG	01/25/19	USD	808,227	5,157
EUR	3,696,678	HSBC	01/25/19	USD	4,267,667	24,441
EUR	2,240,854	JPMC	01/25/19	USD	2,589,655	17,493
EUR	10,021,278	BOA	01/28/19	USD	11,520,461	14,665
EUR	4,190,725	CBNA	01/29/19	USD	4,827,338	15,410
EUR	10,021,278	BOA	01/30/19	USD	11,463,470	(44,253)
EUR	2,480,403	SCB	01/30/19	USD	2,837,085	(11,233)
EUR	2,317,504	BBP	01/31/19	USD	2,661,109	(371)
EUR	49,348,225	DBAG	01/31/19	USD	56,632,023	(40,712)
EUR	6,729,500	GSC	01/31/19	USD	7,721,832	(6,494)
EUR	1,620,000	HSBC	01/31/19	USD	1,859,854	(595)
EUR	649,410	CBNA	02/01/19	USD	745,003	(858)
EUR	3,672,600	JPMC	02/01/19	USD	4,201,565	(16,494)
EUR	609,133	JPMC	02/05/19	USD	699,583	(253)
EUR	4,077,750	JPMC	02/08/19	USD	4,667,441	(18,681)
EUR	3,078,169	JPMC	02/11/19	USD	3,525,321	(12,976)
EUR	419,000	HSBC	02/14/19	USD	482,330	577
EUR	619,819	JPMC	02/15/19	USD	704,530	(8,178)
EUR	10,046,879	BOA	02/19/19	USD	11,450,227	(106,187)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	309,733	DBAG	02/19/19	USD	352,665	$(3,605)
EUR	815,500	GSC	02/19/19	USD	929,833	(8,195)
EUR	6,622,251	JPMC	02/19/19	USD	7,530,791	(86,448)
EUR	6,585,520	JPMC	02/20/19	USD	7,576,509	887
EUR	2,341,000	BOA	02/21/19	USD	2,697,230	4,047
EUR	1,367,827	GSC	02/21/19	USD	1,579,033	5,428
EUR	2,240,854	JPMC	02/21/19	USD	2,583,503	5,532
EUR	19,463,000	SCB	02/21/19	USD	22,481,711	90,671
EUR	6,968,626	UBSA	02/21/19	USD	8,032,700	15,705
EUR	1,158,752	BBP	02/28/19	USD	1,328,393	(5,463)
EUR	49,367,619	DBAG	02/28/19	USD	56,257,610	(570,177)
EUR	2,529,597	SCB	02/28/19	USD	2,888,294	(23,562)
EUR	3,829,187	BOA	03/04/19	USD	4,390,546	(18,762)
EUR	1,120,359	BOA	03/04/19	USD	1,284,699	(5,394)
EUR	4,694,250	GSC	03/04/19	USD	5,383,413	(22,014)
EUR	9,216,000	SCB	03/05/19	USD	10,536,192	(76,976)
EUR	7,317,560	BOA	03/06/19	USD	8,399,644	(28,027)
EUR	11,300,422	DBAG	03/06/19	USD	12,934,824	(79,930)
EUR	8,039,372	UBSA	03/06/19	USD	9,236,474	(22,511)
EUR	708,000	DBAG	03/11/19	USD	813,605	(2,166)
EUR	11,794,825	DBAG	03/12/19	USD	13,561,512	(29,924)
EUR	609,133	JPMC	03/14/19	USD	697,067	(4,975)
EUR	5,023,440	BOA	03/18/19	USD	5,708,938	(82,784)
EUR	3,280,343	GSC	03/18/19	USD	3,757,469	(24,568)
EUR	1,367,827	GSC	03/21/19	USD	1,575,531	(1,913)
EUR	1,158,752	BBP	03/28/19	USD	1,324,842	(12,324)
JPY	18,213,812	DBAG	01/04/19	USD	161,873	(4,304)
JPY	169,200,000	JPMC	01/04/19	USD	1,498,512	(45,213)
JPY	133,330,000	SCB	01/07/19	USD	1,176,512	(39,947)
JPY	159,900,000	HSBC	01/09/19	USD	1,416,298	(42,813)
JPY	596,690,000	BBP	01/11/19	USD	5,424,849	(20,910)
JPY	296,207,000	DBAG	01/11/19	USD	2,640,933	(62,434)
JPY	174,225,000	GSC	01/11/19	USD	1,583,432	(6,652)
JPY	44,450,000	CBNA	01/15/19	USD	396,914	(8,895)
JPY	635,480,000	HSBC	01/15/19	USD	5,647,908	(153,743)
JPY	360,500,000	JPMC	01/16/19	USD	3,313,419	21,954
JPY	554,560,000	BBP	01/17/19	USD	5,001,375	(62,311)
JPY	547,700,000	HSBC	01/18/19	USD	4,836,374	(165,069)
JPY	246,638,818	BBP	01/22/19	USD	2,213,973	(38,975)
JPY	248,150,000	SCB	01/22/19	USD	2,293,438	26,686
JPY	698,590,000	BBP	01/24/19	USD	6,463,997	81,644
JPY	105,570,000	DBAG	01/24/19	USD	973,453	8,960
JPY	2,940,787,800	JPMC	01/24/19	USD	27,205,963	338,781
JPY	353,334,000	CBNA	01/25/19	USD	3,280,481	52,149
JPY	544,000,000	JPMC	01/25/19	USD	5,046,429	76,025
JPY	1,223,112,000	BBP	01/31/19	USD	10,978,200	(202,397)
JPY	443,025,359	HSBC	01/31/19	USD	4,161,035	111,293
JPY	100,475,000	MSC	01/31/19	USD	907,150	(11,303)
JPY	578,374,700	BBP	02/13/19	USD	5,168,407	(123,981)
JPY	521,167,667	CBNA	02/13/19	USD	4,641,865	(127,053)
JPY	222,454,667	CBNA	02/14/19	USD	2,099,768	64,049
JPY	105,370,000	BBP	02/15/19	USD	1,005,410	41,077
JPY	398,067,360	CBNA	02/15/19	USD	3,524,030	(119,033)
JPY	108,840,000	CBNA	02/15/19	USD	1,038,401	42,311
JPY	470,663,000	JPMC	02/15/19	USD	4,303,401	(4,048)
JPY	791,049,590	UBSA	02/15/19	USD	7,003,538	(236,050)
JPY	2,806,144,805	GSC	02/19/19	USD	24,963,702	(725,803)

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
JPY	157,477,000	HSBC	02/19/19	USD	1,440,699	$(961)
JPY	1,308,701,000	JPMC	02/19/19	USD	11,980,821	13
JPY	93,849,000	SCB	02/19/19	USD	854,882	(4,280)
JPY	92,945,025	BOA	02/20/19	USD	831,366	(19,588)
JPY	8,604,125	BOA	02/21/19	USD	76,823	(1,958)
JPY	406,893,200	CBNA	02/21/19	USD	3,736,427	10,848
JPY	151,705,000	CBNA	02/21/19	USD	1,393,080	4,044
JPY	644,481,000	DBAG	02/21/19	USD	5,920,111	19,139
JPY	100,475,000	BNP	02/28/19	USD	889,200	(31,268)
JPY	522,890,000	BBP	02/28/19	USD	4,634,790	(155,493)
JPY	3,303,614,132	DBAG	02/28/19	USD	29,212,386	(1,052,571)
JPY	256,658,000	DBAG	02/28/19	USD	2,274,782	(76,504)
JPY	525,061,000	HSBC	02/28/19	USD	4,660,684	(149,487)
JPY	420,518,000	JPMC	02/28/19	USD	3,739,533	(112,902)
JPY	94,800,000	JPMC	02/28/19	USD	839,198	(29,281)
JPY	488,094,000	HSBC	03/04/19	USD	4,335,338	(137,569)
JPY	169,200,000	JPMC	03/04/19	USD	1,505,747	(44,807)
JPY	895,640,000	CBNA	03/11/19	USD	8,001,644	(210,884)
JPY	462,800,000	CBNA	03/11/19	USD	4,148,645	(94,977)
JPY	693,100,000	HSBC	03/11/19	USD	6,192,844	(162,503)
JPY	210,400,000	DBAG	03/12/19	USD	1,878,278	(51,147)
JPY	119,465,000	CBNA	03/13/19	USD	1,064,158	(31,467)
JPY	92,945,025	BOA	03/18/19	USD	824,003	(28,786)
JPY	804,960,460	CBNA	03/18/19	USD	7,143,172	(242,493)
JPY	929,100,000	DBAG	03/18/19	USD	8,241,846	(282,823)
JPY	2,806,650,830	GSC	03/18/19	USD	24,907,491	(844,063)
JPY	547,700,000	HSBC	03/18/19	USD	4,858,274	(166,977)
JPY	228,300,000	JPMC	03/18/19	USD	2,026,482	(68,214)
JPY	119,300,000	MSC	03/18/19	USD	1,058,131	(36,470)
JPY	149,920,000	DBAG	03/19/19	USD	1,337,628	(38,040)
JPY	105,370,000	DBAG	03/19/19	USD	940,140	(26,736)
JPY	708,721,956	CBNA	03/20/19	USD	6,403,053	(100,768)
JPY	581,423,000	JPMC	03/22/19	USD	5,216,989	(119,586)
JPY	843,151,259	JPMC	03/25/19	USD	7,607,540	(133,377)
JPY	350,622,000	SCB	03/25/19	USD	3,160,123	(58,915)
JPY	465,903,000	CBNA	03/26/19	USD	4,197,786	(80,022)
JPY	1,091,554,000	DBAG	03/26/19	USD	9,836,744	(185,639)
JPY	639,006,000	HSBC	03/26/19	USD	5,751,112	(116,086)
JPY	213,464,666	CBNA	04/15/19	USD	1,928,622	(34,780)
JPY	183,890,000	HSBC	04/17/19	USD	1,670,991	(20,670)
JPY	2,806,144,805	GSC	04/18/19	USD	25,395,665	(421,059)
JPY	8,634,400	HSBC	04/22/19	USD	78,195	(1,268)
JPY	159,950,000	JPMC	04/22/19	USD	1,443,937	(28,102)
JPY	788,534,000	JPMC	04/23/19	USD	7,124,545	(133,029)
JPY	250,376,450	BBP	04/26/19	USD	2,269,403	(35,606)
JPY	18,400,188	DBAG	04/30/19	USD	166,359	(3,093)
JPY	359,980,000	GSC	04/30/19	USD	3,255,410	(59,728)
JPY	2,674,232,353	CBNA	05/07/19	USD	24,084,155	(557,777)
JPY	246,638,817	BBP	05/20/19	USD	2,200,983	(74,147)
JPY	436,336,500	BOA	05/21/19	USD	3,923,784	(101,554)
KRW	16,897,000,000	HSBC	01/10/19	USD	15,265,155	118,638
KRW	23,877,000,000	HSBC	02/19/19	USD	21,368,355	(62,370)
KRW	14,004,000,000	HSBC	02/28/19	USD	12,445,787	(128,131)
KRW	11,175,000,000	HSBC	03/20/19	USD	10,427,845	385,639
KRW	7,476,000,000	CBNA	05/15/19	USD	6,604,824	(129,728)
KRW	7,690,000,000	DBAG	05/16/19	USD	6,827,363	(100,270)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
KRW	17,622,000,000	GSC	06/07/19	USD	15,918,699	$28,299
KRW	7,689,000,000	DBAG	06/10/19	USD	6,917,057	(17,313)

Cross Currency Contracts to Buy
BRL	29,034,000	CBNA	04/01/19	EUR	5,972,599	547,916
IDR	58,860,000,000	JPMC	01/11/19	AUD	5,352,856	319,104

Net Unrealized Appreciation						$4,495,942

Cash in the amount of $546,439 and Securities in the amount of $11,182,411 have been received at the custodian bank as collateral for forward foreign currency contracts.

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	Semi-Annually	1.817%	Quarterly	02/03/25	USD	8,640,000	$380,104	$—	$380,104
Receive	3M LIBOR	Semi-Annually	1.914%	Quarterly	01/22/25	USD	35,110,000	1,341,778	—	1,341,778
Receive	3M LIBOR	Semi-Annually	1.937%	Quarterly	01/29/25	USD	6,480,000	239,418	—	239,418
Receive	3M LIBOR	Semi-Annually	1.942%	Quarterly	01/30/25	USD	5,480,000	201,362	—	201,362
Receive	3M LIBOR	Semi-Annually	1.970%	Quarterly	01/23/25	USD	17,556,000	616,647	—	616,647
Receive	3M LIBOR	Semi-Annually	1.973%	Quarterly	01/27/25	USD	25,900,000	905,928	—	905,928
Receive	3M LIBOR	Semi-Annually	2.378%	Quarterly	11/18/46	USD	24,800,000	2,272,709	—	2,272,709
Receive	3M LIBOR	Semi-Annually	2.537%	Quarterly	04/13/47	USD	32,700,000	1,982,035	—	1,982,035
Receive	3M LIBOR	Semi-Annually	2.587%	Quarterly	07/27/47	USD	36,300,000	1,839,078	—	1,839,078
Receive	3M LIBOR	Semi-Annually	2.731%	Quarterly	07/07/24	USD	14,050,000	(105,393)	—	(105,393)
Receive	3M LIBOR	Semi-Annually	2.794%	Quarterly	03/13/47	USD	24,900,000	225,664	—	225,664
Receive	3M LIBOR	Semi-Annually	2.980%	Quarterly	02/20/48	USD	13,258,000	(388,014)	—	(388,014)
Receive	3M LIBOR	Semi-Annually	3.002%	Quarterly	02/22/48	USD	13,258,000	(447,956)	—	(447,956)
Receive	3M LIBOR	Semi-Annually	3.018%	Quarterly	08/22/23	USD	26,870,000	(531,491)	216,853	(748,344)
Receive	3M LIBOR	Semi-Annually	3.019%	Quarterly	02/23/48	USD	13,258,000	(494,309)	—	(494,309)
Receive	3M LIBOR	Semi-Annually	3.848%	Quarterly	08/20/43	USD	15,360,000	(2,810,734)	—	(2,810,734)

Totals								$5,226,826	$216,853	$5,009,973

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSC)—	Goldman Sachs & Co.
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSC)—	Morgan Stanley & Co.
(SCB)—	Standard Chartered Bank
(UBSA)—	UBS AG

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(COP)—	Colombian Peso
(EUR)—	Euro
(GHS)—	Ghana Cedi
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(PHP)—	Philippine Peso
(THB)—	Thai Baht
(USD)—	United States Dollar

Index Abbreviations

(ARLLMON)—	Argentina Blended Policy Rate
(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$824,381,043	$—	$824,381,043
Total U.S. Treasury & Government Agencies*	—	7,662,244	—	7,662,244
Total Short-Term Investments*	—	323,615,749	—	323,615,749
Total Investments	$—	$1,155,659,036	$—	$1,155,659,036

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$15,307,047	$—	$15,307,047
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(10,811,105)	—	(10,811,105)
Total Forward Contracts	$—	$4,495,942	$—	$4,495,942
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$10,004,723	$—	$10,004,723
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(4,994,750)	—	(4,994,750)
Total Centrally Cleared Swap Contracts	$—	$5,009,973	$—	$5,009,973

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a)	$1,155,659,036
Cash	980,000
Cash denominated in foreign currencies (b)	2,264,491
Cash collateral (c)	22,008,909
Unrealized appreciation on forward foreign currency exchange contracts	15,307,047
Receivable for:
Fund shares sold	7,260
Interest	10,434,239
Prepaid expenses	3,388

Total Assets	1,206,664,370
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	10,811,105
Payables for:
Fund shares redeemed	1,057,333
Foreign taxes	1,027,929
Variation margin on centrally cleared swap contracts	1,864,244
Accrued Expenses:
Management fees	611,065
Distribution and service fees	9,888
Deferred trustees’ fees	123,956
Other expenses	885,314

Total Liabilities	16,390,834

Net Assets	$1,190,273,536

Net Assets Consist of:
Paid in surplus	$1,175,552,574
Distributable earnings (Accumulated losses) (d)	14,720,962

Net Assets	$1,190,273,536

Net Assets
Class A	$1,144,759,586
Class B	45,513,950
Capital Shares Outstanding*
Class A	112,053,168
Class B	4,520,748
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.22
Class B	10.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,232,763,029.
(b)	Identified cost of cash denominated in foreign currencies was $2,248,316.
(c)	Includes collateral of $2,720,000 for forward foreign currency exchange contracts and $19,288,909 for centrally cleared swap contracts.
(d)	Includes foreign capital gains tax of $1,027,929.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Interest (a)	$59,649,799
Securities lending income	5,947

Total investment income	59,655,746
Expenses
Management fees	7,698,994
Administration fees	52,006
Custodian and accounting fees	917,952
Distribution and service fees—Class B	125,924
Audit and tax services	104,901
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	36,249
Insurance	8,253
Miscellaneous	91,112

Total expenses	9,114,214
Less management fee waiver	(56,633)

Net expenses	9,057,581

Net Investment Income	50,598,165

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	3,093,710
Swap contracts	369,522
Foreign currency transactions	(2,513,206)
Forward foreign currency transactions	11,466,725

Net realized gain	12,416,751

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(83,998,794)
Swap contracts	8,598,815
Foreign currency transactions	51,160
Forward foreign currency transactions	29,976,998

Net change in unrealized depreciation	(45,371,821)

Net realized and unrealized loss	(32,955,070)

Net Increase in Net Assets From Operations	$17,643,095

(a)	Net of foreign withholding taxes of $3,260,498.
(b)	Net of foreign capital gains tax of $34,941.
(c)	Includes change in foreign capital gains tax of $1,007,300.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$50,598,165	$44,045,985
Net realized gain (loss)	12,416,751	(17,636,537)
Net change in unrealized depreciation	(45,371,821)	(20,120,948)

Increase in net assets from operations	17,643,095	6,288,500

From Distributions to Shareholders (a)
Class A	0	(489,779)
Class B	0	(21,196)

Total distributions	0	(510,975)

Increase (decrease) in net assets from capital share transactions	(125,198,811)	7,784,910

Total increase (decrease) in net assets	(107,555,716)	13,562,435

Net Assets
Beginning of period	1,297,829,252	1,284,266,817

End of period	$1,190,273,536	$1,297,829,252 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	2,177,169	$22,167,885	4,912,911	$50,153,796
Reinvestments	0	0	47,784	489,779
Redemptions	(13,665,612)	(139,853,316)	(3,907,233)	(40,098,188)

Net increase (decrease)	(11,488,443)	$(117,685,431)	1,053,462	$10,545,387

Class B
Sales	243,420	$2,438,896	341,898	$3,447,060
Reinvestments	0	0	2,090	21,196
Redemptions	(991,096)	(9,952,276)	(618,605)	(6,228,733)

Net decrease	(747,676)	$(7,513,380)	(274,617)	$(2,760,477)

Increase (decrease) derived from capital shares transactions		$(125,198,811)		$7,784,910

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were from net realized capital gains.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $23,867,200 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Period	$10.08	$10.04		$9.96	$11.32	$11.72

Income (Loss) from Investment Operations
Net investment income (a)	0.40	0.35		0.25	0.28	0.30
Net realized and unrealized loss	(0.26)	(0.31)		(0.14)	(0.69)	(0.14)

Total income (loss) from investment operations	0.14	0.04		0.11	(0.41)	0.16

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	(0.93)	(0.56)
Distributions from net realized capital gains	0.00	(0.00	)(b)	(0.03)	(0.02)	0.00

Total distributions	0.00	0.00		(0.03)	(0.95)	(0.56)

Net Asset Value, End of Period	$10.22	$10.08		$10.04	$9.96	$11.32

Total Return (%) (c)	1.29	0.44		1.07	(3.95)	1.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.70	0.70		0.69	0.73	0.73
Net ratio of expenses to average net assets (%) (d)	0.70	0.69		0.69	0.73	0.73
Ratio of net investment income to average net assets (%)	3.95	3.39		2.57	2.58	2.56
Portfolio turnover rate (%)	34	68		15	47	28
Net assets, end of period (in millions)	$1,144.8	$1,245.4		$1,229.2	$1,284.5	$1,380.5

	Class B
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Period	$9.96	$9.94		$9.89	$11.24	$11.64

Income (Loss) from Investment Operations
Net investment income (a)	0.37	0.32		0.22	0.25	0.26
Net realized and unrealized loss	(0.26)	(0.30)		(0.14)	(0.68)	(0.13)

Total income (loss) from investment operations	0.11	0.02		0.08	(0.43)	0.13

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	(0.90)	(0.53)
Distributions from net realized capital gains	0.00	(0.00	)(b)	(0.03)	(0.02)	0.00

Total distributions	0.00	0.00		(0.03)	(0.92)	(0.53)

Net Asset Value, End of Period	$10.07	$9.96		$9.94	$9.89	$11.24

Total Return (%) (c)	1.10 (e)	0.24	(e)	0.77 (e)	(4.16)	1.14

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	0.95		0.94	0.98	0.98
Net ratio of expenses to average net assets (%) (d)	0.95	0.94		0.94	0.98	0.98
Ratio of net investment income to average net assets (%)	3.69	3.13		2.32	2.33	2.31
Portfolio turnover rate (%)	34	68		15	47	28
Net assets, end of period (in millions)	$45.5	$52.5		$55.1	$58.0	$64.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from net realized capital gains were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Templeton International Bond Portfolio (the “Portfolio”), which is non-diversified. Shares in the Portfolio are not offered directly to the general public and are currently available only to separate accounts established by life insurance companies affiliated with the Adviser and Metropolitan Life Insurance Company (the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had investments in repurchase agreements with a gross value of $94,913,169 , which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The Portfolio had no securities on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$10,004,723	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$4,994,750
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	15,307,047	Unrealized depreciation on forward foreign currency exchange contracts	10,811,105

Total		$25,311,770		$15,805,855

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$152,048	$(152,048)	$—	$—
Barclays Bank plc	122,721	(122,721)	—	—
Citibank N.A.	1,523,937	(1,523,937)	—	—
Deutsche Bank AG	525,466	(525,466)	—	—
Goldman Sachs & Co.	206,921	(206,921)	—	—
HSBC Bank plc	3,377,416	(1,308,242)	(2,069,174)	—
JPMorgan Chase Bank N.A.	8,891,607	(1,271,475)	(7,620,132)	—
Morgan Stanley & Co.	88,143	(47,773)	—	40,370

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Standard Chartered Bank	$126,845	$(126,845)	$—	$—
UBS AG	291,943	(258,561)	—	33,382

	$15,307,047	$(5,543,989)	$(9,689,306)	$73,752

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$437,293	$(152,048)	$—	$285,245
Barclays Bank plc	731,978	(122,721)	—	609,257
BNP Paribas S.A.	31,268	—	—	31,268
Citibank N.A.	1,738,735	(1,523,937)	—	214,798
Deutsche Bank AG	2,627,388	(525,466)	(1,420,000)	681,922
Goldman Sachs & Co.	2,143,479	(206,921)	(1,300,000)	636,558
HSBC Bank plc	1,308,242	(1,308,242)	—	—
JPMorgan Chase Bank N.A.	1,271,475	(1,271,475)	—	—
Morgan Stanley & Co.	47,773	(47,773)	—	—
Standard Chartered Bank	214,913	(126,845)	—	88,068
UBS AG	258,561	(258,561)	—	—

	$10,811,105	$(5,543,989)	$(2,720,000)	$2,547,116

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$11,466,725	$11,466,725
Swap contracts	369,522	—	369,522

	$369,522	$11,466,725	$11,836,247

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Foreign Exchange	Total
Forward foreign currency transactions	$—	$29,976,998	$29,976,998
Swap contracts	8,598,815	—	8,598,815

	$8,598,815	$29,976,998	$38,575,813

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$1,447,459,210
Swap contracts	312,800,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$236,531,755	$0	$330,104,366

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.600% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2018 were $7,698,994.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Franklin Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On amounts over $1 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,238,199,950

Gross unrealized appreciation	17,404,913
Gross unrealized depreciation	(95,644,679)

Net unrealized appreciation (depreciation)	$(78,239,766)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$—	$160,318	$—	$350,657	$—	$510,975

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$91,078,607	$1,974,809	$(78,208,498)	$—	$14,844,918

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Templeton International Bond Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Templeton International Bond Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Templeton International Bond Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-26

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-28

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-29

Brighthouse Funds Trust I

Brighthouse/Templeton International Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *   *

Brighthouse/Templeton International Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Franklin Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board also considered that the Portfolio outperformed its benchmark, the Citigroup World Government Bond Index (WGBI) ex-US Index, for the one- and five-year periods ended September 30, 2018, and the Portfolio underperformed its benchmark for the three-year period ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also took into account that the Portfolio’s actual management fees were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were equal to the Expense Group median and Expense Universe median, but below the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-30

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Brighthouse/Wellington Large Cap Research Portfolio returned -6.15%, -6.40%, and -6.29%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index1, returned -4.38%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities posted negative results over the trailing twelve-month period ending December 31, 2018. The Federal Reserve raised its benchmark interest rate by 25 basis points four times during the year, in line with expectations, and potentially signaling a more dovish path heading into 2019. Bullish sentiment was exceptionally strong to start the year, as better-than-expected corporate profits helped drive U.S. equities higher. Signs of inflation entered the market in February and led to heightened levels of volatility, a theme that continued for the remainder of the period.

By the summer of 2018, talk of tariffs and trade wars had progressed to implementation, and raised concerns in an otherwise strong economy. Nonetheless, positive sentiment persisted, fueled by robust earnings growth, fiscal stimulus, the announcement of a preliminary trade deal between the U.S. and Mexico, and expectations for stronger U.S. economic growth relative to other regions of the world. This changed in the final months of 2018, when concerns surrounding slowing global growth, rich valuations, rising central bank benchmark interest rates, and capricious U.S. and China trade tensions were at the forefront of investors’ minds. Returns in October and December were sharply negative, with the latter representing the largest U.S. equity market monthly decline seen this decade, culminating the first year of negative U.S. equity returns since 2008.

Returns varied by market-cap. Large-cap stocks, as measured by the S&P 500 Index, outperformed mid- and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the S&P 500 Index, for the twelve-month period ended December 31, 2018. Weak stock selection within the Health Care, Consumer Staples, and Energy sectors detracted most from relative performance. This was partially offset by stronger stock selection within the Communication Services, Industrials, and Information Technology (“IT”)sectors.

Top detractors from relative returns during the period included non-benchmark held British-American Tobacco (Consumer Staples), an overweight position in Coty (Consumer Staples), and an out-of-benchmark position in Flex (IT). The Portfolio’s position in non-benchmark held British-American Tobacco, the world’s second largest cigarette maker, was the top detractor over the period. Shares of British-American Tobacco underperformed as a challenging regulatory environment weighed on tobacco stocks during the period. The Portfolio’s relative overweight to Coty, an emerging beauty franchise, detracted from relative results. Shares of Coty fell after the company reported mixed quarterly results in May. Stronger-than-expected top-line results in the Luxury division were offset by weakness in the Consumer Beauty business. A position in the non-benchmark held security Flex, a provider of manufacturing and supply chain services solutions to original manufacturers worldwide, also detracted from the Portfolio’s relative performance during the period. Shares fell sharply after the company reported disappointing quarterly results in October. Flex missed estimates for revenue, announced the wind-down of its Nike footwear operations, and disclosed the CEO’s retirement.

Top contributors to relative performance during the period included overweight positions in Advanced Micro Devices (IT), Boston Scientific (Health Care), and NRG Energy (Utilities). The Portfolio’s overweight to Advanced Micro Devices, a semiconductor company, was the top contributor to benchmark relative performance. The company reported solid quarterly earnings results in late July. Sales were driven by the success of the Ryzen line of notebooks and the general strength of the Personal Computer (PC) market. Though the stock price declined in the fourth quarter, Advanced Micro Devices remained the top contributor in the Portfolio for the year.

The Portfolio’s overweight to Boston Scientific, a U.S.-based medical device developer and manufacturer, benefited relative performance over the period as the company reported favorable earnings and revenue growth across most business segments in the third quarter. An overweight position to NRG Energy, a U.S.-based power producer with a mix of nuclear, coal and gas capacity, contributed to the Portfolio’s relative returns. The company reported favorable financial results throughout the year and announced two $500 million repurchase programs in 2018.

As a reminder, the Portfolio is managed in an industry-neutral structure relative to the benchmark, which helped ensure stock selection was the primary driver of performance. The Global Industry Analysts remain focused on fundamental stock research. During the period, the Portfolio’s absolute exposure to the IT sector increased over the period while its exposure to the Financials sector decreased.

In the IT sector, we focused on companies exposed to 5G infrastructure as potential areas for growth. We avoided the smartphone supply chain generally and the iPhone chain specifically, and expressed our positioning during the period through an underweight to Apple. Within the Consumer Discretionary and Consumer Staples sectors, our analysts evaluated and prepared for the impact of tariffs, which we believed could have wide-ranging impacts within the retail industry. The best ideas of our analysts in the period resided in several sub-industries, including off-price retailers (TJX Companies), strong global brands (Nike & Coca-Cola) and franchised restaurants (McDonald’s), which happen to be the more defensive areas of the universe and were a prudent place to invest given the challenges of predicting the probability of future tariffs (size and scope). Within

BHFTI-1

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

Industrials, analysts were focused on companies with low volatility, low beta, and minimal exposure to China and foreign exchange markets. High quality aerospace and defense companies Boeing and Lockheed Martin exemplified this approach and continued to be our largest benchmark relative weights in the sector.

On an absolute basis at period end, the Portfolio held the most exposure to the IT, Financials, and Health Care sectors.

Mary Pryshlak

Jonathan White

Mark Mandel

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Brighthouse/Wellington Large Cap Research Portfolio
Class A	-6.15	8.15	11.80
Class B	-6.40	7.88	11.53
Class E	-6.29	7.99	11.64
S&P 500 Index	-4.38	8.50	13.12

1 The Standard & Poor’s (S&P) 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Amazon.com, Inc.	4.0
Microsoft Corp.	3.5
Alphabet, Inc.- Class A	3.1
Bank of America Corp.	2.8
UnitedHealth Group, Inc.	2.4
Apple, Inc.	2.2
Verizon Communications, Inc.	2.0
Exxon Mobil Corp.	1.9
Coca-Cola Co. (The)	1.6
Comcast Corp.- Class A	1.6

Top Sectors

% of Net Assets
Information Technology	16.9
Health Care	15.0
Financials	12.0
Consumer Discretionary	11.4
Industrials	10.2
Communication Services	10.1
Consumer Staples	7.2
Energy	5.4
Utilities	4.1
Materials	3.4

BHFTI-3

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Large Cap Research Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.51%	$1,000.00	$908.40	$2.45
	Hypothetical*	0.51%	$1,000.00	$1,022.64	$2.60

Class B (a)	Actual	0.76%	$1,000.00	$907.80	$3.65
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

Class E (a)	Actual	0.66%	$1,000.00	$907.60	$3.17
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.0%
Boeing Co. (The)	100,200	$32,314,500
General Dynamics Corp.	83,859	13,183,473
Harris Corp.	81,244	10,939,505
Lockheed Martin Corp.	78,498	20,553,916
Moog, Inc. - Class A	70,594	5,469,623

		82,461,017

Air Freight & Logistics—0.1%
FedEx Corp.	7,502	1,210,298

Airlines—0.3%
JetBlue Airways Corp. (a) (b)	397,383	6,381,971

Banks—3.4%
Bank of America Corp.	2,371,085	58,423,534
SVB Financial Group (a)	27,855	5,290,222
Zions Bancorp N.A. (b)	144,781	5,898,378

		69,612,134

Beverages—2.0%
Coca-Cola Co. (The)	695,007	32,908,582
Monster Beverage Corp. (a)	176,997	8,711,792

		41,620,374

Biotechnology—1.6%
Aduro Biotech, Inc. (a)	83,809	221,256
Alnylam Pharmaceuticals, Inc. (a) (b)	11,370	828,987
Aptinyx, Inc. (a)	26,568	439,435
Arcus Biosciences, Inc. (a)	37,977	409,012
Audentes Therapeutics, Inc. (a)	28,860	615,295
Biogen, Inc. (a)	9,005	2,709,784
Biohaven Pharmaceutical Holding Co., Ltd. (a)	92,968	3,437,957
Bluebird Bio, Inc. (a) (b)	19,701	1,954,339
Calithera Biosciences, Inc. (a)	51,800	207,718
Celgene Corp. (a)	8,971	574,951
Coherus Biosciences, Inc. (a) (b)	121,160	1,096,498
CytomX Therapeutics, Inc. (a)	31,300	472,630
Forty Seven, Inc. (a)	79,518	1,250,023
G1 Therapeutics, Inc. (a)	28,739	550,352
Global Blood Therapeutics, Inc. (a) (b)	30,750	1,262,287
GlycoMimetics, Inc. (a)	115,038	1,089,410
Heron Therapeutics, Inc. (a) (b)	25,195	653,558
Incyte Corp. (a) (b)	21,888	1,391,858
Ironwood Pharmaceuticals, Inc. (a) (b)	112,402	1,164,485
Jounce Therapeutics, Inc. (a)	25,319	85,325
Karyopharm Therapeutics, Inc. (a) (b)	91,751	859,707
Loxo Oncology, Inc. (a)	16,095	2,254,427
Momenta Pharmaceuticals, Inc. (a)	52,800	582,912
Neon Therapeutics, Inc. (a) (b)	21,757	109,438
Ra Pharmaceuticals, Inc. (a) (b)	78,428	1,427,389
Radius Health, Inc. (a) (b)	37,824	623,718
Regeneron Pharmaceuticals, Inc. (a)	2,830	1,057,005
Rigel Pharmaceuticals, Inc. (a) (b)	130,522	300,201
Seattle Genetics, Inc. (a) (b)	52,928	2,998,900
Spark Therapeutics, Inc. (a) (b)	12,800	500,992
Syndax Pharmaceuticals, Inc. (a) (b)	88,202	392,499

Security Description	Shares	Value

Biotechnology—(Continued)
TESARO, Inc. (a) (b)	10,855	$805,984
Trevena, Inc. (a)	188,677	81,131

		32,409,463

Capital Markets—2.9%
Blucora, Inc. (a)	351,388	9,360,976
FactSet Research Systems, Inc. (b)	50,950	10,196,624
Hamilton Lane, Inc. - Class A	138,100	5,109,700
Northern Trust Corp.	86,590	7,238,058
Raymond James Financial, Inc.	82,173	6,114,493
TD Ameritrade Holding Corp.	426,105	20,862,101

		58,881,952

Chemicals—2.1%
Cabot Corp.	117,132	5,029,648
Celanese Corp. (b)	59,798	5,380,026
DowDuPont, Inc.	153,293	8,198,110
FMC Corp.	75,123	5,556,097
Linde plc	54,778	8,547,559
PPG Industries, Inc.	104,622	10,695,507

		43,406,947

Commercial Services & Supplies—0.7%
Waste Management, Inc.	160,749	14,305,053

Construction & Engineering—0.1%
Granite Construction, Inc. (b)	50,497	2,034,019

Construction Materials—0.1%
Martin Marietta Materials, Inc.	2,582	443,768
Vulcan Materials Co. (b)	17,366	1,715,761

		2,159,529

Consumer Finance—0.8%
American Express Co. (b)	118,419	11,287,699
OneMain Holdings, Inc. (a)	205,857	5,000,267

		16,287,966

Containers & Packaging—0.9%
Ardagh Group S.A.	143,490	1,589,869
Ball Corp. (b)	253,681	11,664,252
International Paper Co.	156,965	6,335,108

		19,589,229

Diversified Consumer Services—0.1%
Houghton Mifflin Harcourt Co. (a)	151,181	1,339,464

Diversified Financial Services—0.6%
AXA Equitable Holdings, Inc.	295,000	4,905,850
Voya Financial, Inc.	203,934	8,185,911

		13,091,761

Diversified Telecommunication Services—2.0%
Verizon Communications, Inc.	729,821	41,030,537

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—2.5%
Avangrid, Inc. (b)	177,911	$8,911,562
Edison International	218,599	12,409,865
Exelon Corp.	290,234	13,089,553
NextEra Energy, Inc.	97,681	16,978,912
PG&E Corp. (a)	46,186	1,096,918

		52,486,810

Electrical Equipment—0.5%
AMETEK, Inc.	60,002	4,062,135
Eaton Corp. plc	93,748	6,436,738

		10,498,873

Electronic Equipment, Instruments & Components—0.4%
Flex, Ltd. (a)	1,176,212	8,950,973

Energy Equipment & Services—0.6%
Baker Hughes a GE Co. (b)	267,341	5,747,832
Halliburton Co. (b)	262,787	6,984,878

		12,732,710

Entertainment—1.2%
Cinemark Holdings, Inc. (b)	66,006	2,363,015
Liberty Media Corp.-Liberty Formula One - Class C (a) (b)	136,420	4,188,094
Netflix, Inc. (a)	22,767	6,093,815
Spotify Technology S.A. (a)	14,743	1,673,330
Twenty-First Century Fox, Inc. - Class A	56,714	2,729,078
Viacom, Inc. - Class B	126,247	3,244,548
Walt Disney Co. (The) (b)	36,334	3,984,023

		24,275,903

Equity Real Estate Investment Trusts—3.3%
Alexandria Real Estate Equities, Inc.	68,145	7,853,030
American Tower Corp.	179,666	28,421,365
Camden Property Trust	102,967	9,066,244
Equinix, Inc.	20,740	7,312,094
Public Storage	29,030	5,875,962
Simon Property Group, Inc.	54,756	9,198,461

		67,727,156

Food & Staples Retailing—0.5%
Performance Food Group Co. (a)	96,407	3,111,054
U.S. Foods Holding Corp. (a)	206,887	6,545,905

		9,656,959

Food Products—1.9%
Archer-Daniels-Midland Co.	129,625	5,310,736
Freshpet, Inc. (a)	100,410	3,229,186
Hormel Foods Corp. (b)	88,831	3,791,307
Hostess Brands, Inc. (a) (b)	457,720	5,007,457
McCormick & Co., Inc. (b)	49,139	6,842,114
Post Holdings, Inc. (a) (b)	174,353	15,540,083

		39,720,883

Security Description	Shares	Value

Health Care Equipment & Supplies—4.7%
Abbott Laboratories	262,350	$18,975,775
Baxter International, Inc.	131,270	8,640,191
Boston Scientific Corp. (a)	712,881	25,193,215
Danaher Corp.	131,226	13,532,025
Medtronic plc	327,482	29,787,763

		96,128,969

Health Care Providers & Services—2.9%
HCA Healthcare, Inc.	86,460	10,759,947
UnitedHealth Group, Inc.	200,787	50,020,057

		60,780,004

Hotels, Restaurants & Leisure—1.9%
Aramark	69,533	2,014,371
Hyatt Hotels Corp. - Class A	137,140	9,270,664
McDonald’s Corp.	138,816	24,649,557
MGM Resorts International	142,653	3,460,762

		39,395,354

Household Durables—0.4%
Installed Building Products, Inc. (a) (b)	136,786	4,608,320
iRobot Corp. (a) (b)	33,647	2,817,600

		7,425,920

Independent Power and Renewable Electricity Producers—0.7%
NRG Energy, Inc.	346,705	13,729,518

Industrial Conglomerates—0.8%
3M Co.	54,895	10,459,693
General Electric Co.	831,386	6,293,592

		16,753,285

Insurance—4.2%
Allstate Corp. (The)	30,676	2,534,758
American International Group, Inc.	360,151	14,193,551
Assurant, Inc.	92,947	8,313,180
Assured Guaranty, Ltd. (b)	343,573	13,151,974
Athene Holding, Ltd. - Class A (a) (b)	245,746	9,788,063
Hartford Financial Services Group, Inc. (The)	251,804	11,192,688
Marsh & McLennan Cos., Inc.	190,528	15,194,608
Prudential Financial, Inc.	102,721	8,376,897
Trupanion, Inc. (a) (b)	147,187	3,747,381

		86,493,100

Interactive Media & Services—4.4%
Alphabet, Inc. - Class A (a)	61,977	64,763,486
Facebook, Inc. - Class A (a)	203,762	26,711,160

		91,474,646

Internet & Direct Marketing Retail—5.7%
Amazon.com, Inc. (a)	54,952	82,536,255
Booking Holdings, Inc. (a)	5,881	10,129,552
Etsy, Inc. (a) (b)	24,357	1,158,662
Expedia Group, Inc. (b)	122,998	13,855,725

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Internet & Direct Marketing Retail—(Continued)
Wayfair, Inc. - Class A (a) (b)	111,634	$10,055,991

		117,736,185

IT Services—4.7%
FleetCor Technologies, Inc. (a) (b)	50,801	9,434,762
Genpact, Ltd.	187,167	5,051,637
Global Payments, Inc. (b)	133,672	13,785,594
GoDaddy, Inc. - Class A (a)	177,889	11,673,076
PayPal Holdings, Inc. (a)	145,937	12,271,842
Total System Services, Inc.	36,590	2,974,401
VeriSign, Inc. (a)	64,431	9,554,473
Visa, Inc. - Class A	203,033	26,788,174
WEX, Inc. (a) (b)	34,582	4,843,555

		96,377,514

Life Sciences Tools & Services—1.0%
Thermo Fisher Scientific, Inc.	92,273	20,649,775

Machinery—1.6%
AGCO Corp.	21,791	1,213,105
Caterpillar, Inc.	53,819	6,838,780
Deere & Co.	46,314	6,908,660
Fortive Corp. (b)	80,546	5,449,742
Greenbrier Cos., Inc. (The)	60,272	2,383,155
Illinois Tool Works, Inc.	45,628	5,780,611
Pentair plc (b)	105,932	4,002,111

		32,576,164

Marine—0.1%
Kirby Corp. (a) (b)	40,812	2,749,096

Media—2.5%
Charter Communications, Inc. - Class A (a) (b)	45,378	12,931,369
Comcast Corp. - Class A	949,882	32,343,482
Interpublic Group of Cos., Inc. (The)	174,580	3,601,585
New York Times Co. (The) - Class A	79,897	1,780,904

		50,657,340

Metals & Mining—0.2%
Alcoa Corp. (a) (b)	59,535	1,582,440
Carpenter Technology Corp. (b)	15,152	539,563
Freeport-McMoRan, Inc. (b)	72,074	743,083
Southern Copper Corp. (b)	16,982	522,536
Steel Dynamics, Inc.	44,267	1,329,781

		4,717,403

Multi-Utilities—0.9%
Sempra Energy (b)	164,994	17,850,701

Oil, Gas & Consumable Fuels—4.7%
Chevron Corp.	153,212	16,667,934
Concho Resources, Inc. (a)	43,922	4,514,742
Diamondback Energy, Inc.	26,573	2,463,317
Encana Corp.	630,440	3,643,943
Exxon Mobil Corp.	586,970	40,025,484

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Kosmos Energy, Ltd. (a) (b)	400,810	$1,631,297
Marathon Petroleum Corp.	190,226	11,225,236
Noble Energy, Inc. (b)	96,245	1,805,556
ONEOK, Inc. (b)	84,023	4,533,041
TransCanada Corp. (b)	311,848	11,132,974

		97,643,524

Personal Products—0.8%
Coty, Inc. - Class A	704,955	4,624,505
Unilever NV	209,390	11,265,182

		15,889,687

Pharmaceuticals—4.8%
Aerie Pharmaceuticals, Inc. (a)	40,981	1,479,414
Allergan plc	157,957	21,112,533
Amneal Pharmaceuticals, Inc. (a) (b)	210,795	2,852,056
Assembly Biosciences, Inc. (a)	24,660	557,809
AstraZeneca plc (ADR) (b)	475,177	18,047,222
Bristol-Myers Squibb Co.	497,414	25,855,580
Clearside Biomedical, Inc. (a)	32,003	34,243
Dermira, Inc. (a)	184,685	1,327,885
Elanco Animal Health, Inc. (a) (b)	45,200	1,425,156
Kala Pharmaceuticals, Inc. (a)	59,000	288,510
Medicines Co. (The) (a) (b)	21,933	419,798
Mylan NV (a)	319,684	8,759,342
MyoKardia, Inc. (a) (b)	43,214	2,111,436
Nektar Therapeutics (a) (b)	101,614	3,340,052
Otonomy, Inc. (a)	102,536	189,692
Revance Therapeutics, Inc. (a) (b)	63,165	1,271,511
Teva Pharmaceutical Industries, Ltd. (ADR)	594,626	9,169,133
Tricida, Inc. (a)	53,300	1,256,814

		99,498,186

Professional Services—1.0%
Equifax, Inc.	28,396	2,644,520
IHS Markit, Ltd. (a)	223,299	10,711,653
TransUnion	58,214	3,306,555
TriNet Group, Inc. (a)	95,242	3,995,402

		20,658,130

Road & Rail—0.7%
Norfolk Southern Corp.	54,936	8,215,130
Union Pacific Corp.	51,788	7,158,655

		15,373,785

Semiconductors & Semiconductor Equipment—3.2%
Advanced Micro Devices, Inc. (a)	493,716	9,113,997
Broadcom, Inc.	7,763	1,973,976
Intel Corp.	299,843	14,071,632
KLA-Tencor Corp.	40,222	3,599,467
Marvell Technology Group, Ltd. (b)	175,339	2,838,738
Micron Technology, Inc. (a)	184,422	5,851,710
NVIDIA Corp.	30,686	4,096,581
Teradyne, Inc. (b)	199,060	6,246,503
Texas Instruments, Inc.	117,418	11,096,001

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—(Continued)
Xilinx, Inc.	73,050	$6,221,669

		65,110,274

Software—6.5%
Adobe, Inc. (a)	28,922	6,543,313
Atlassian Corp. plc - Class A (a) (b)	6,336	563,777
Autodesk, Inc. (a)	23,561	3,030,180
Ceridian HCM Holding, Inc. (a) (b)	36,521	1,259,609
Guidewire Software, Inc. (a) (b)	43,635	3,500,836
Microsoft Corp.	709,868	72,101,293
PTC, Inc. (a) (b)	23,742	1,968,212
Salesforce.com, Inc. (a)	100,780	13,803,837
ServiceNow, Inc. (a) (b)	19,888	3,541,058
Splunk, Inc. (a) (b)	18,390	1,928,192
SS&C Technologies Holdings, Inc. (b)	401,955	18,132,190
Workday, Inc. - Class A (a)	42,529	6,791,031

		133,163,528

Specialty Retail—2.0%
Lowe’s Cos., Inc.	134,017	12,377,810
National Vision Holdings, Inc. (a) (b)	346,785	9,768,933
Ross Stores, Inc.	49,529	4,120,813
TJX Cos., Inc. (The)	334,136	14,949,245

		41,216,801

Technology Hardware, Storage & Peripherals—2.1%
Apple, Inc.	281,512	44,405,703

Textiles, Apparel & Luxury Goods—1.3%
NIKE, Inc. - Class B	185,214	13,731,766
Tapestry, Inc.	132,233	4,462,864
Under Armour, Inc. - Class A (a) (b)	244,224	4,315,438
Under Armour, Inc. - Class C (a)	298,842	4,832,275

		27,342,343

Thrifts & Mortgage Finance—0.2%
MGIC Investment Corp. (a) (b)	360,931	3,775,338

Tobacco—2.1%
Altria Group, Inc.	480,185	23,716,337
British American Tobacco plc (ADR)	584,638	18,626,567

		42,342,904

Trading Companies & Distributors—0.2%
Air Lease Corp.	42,800	1,292,988
Triton International, Ltd. (b)	113,334	3,521,287

		4,814,275

Total Common Stocks (Cost $2,017,947,966)		2,038,601,433

Short-Term Investment—0.9%
Security Description	Principal Amount*	Value

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $18,320,230; collateralized by U.S. Treasury Note at 2.875%, maturing 11/30/23, with a market value of $18,686,772.	18,319,009	$18,319,009

Total Short-Term Investments (Cost $18,319,009)		18,319,009

Securities Lending Reinvestments (c)—11.6%

Certificates of Deposit — 7.8%
Banco Del Estado De Chile New York
2.720%, 1M LIBOR + 0.250%, 03/20/19 (d)	5,000,000	4,999,570
2.820%, 1M LIBOR + 0.350%, 05/20/19 (d)	3,000,000	2,999,937
Bank of Montreal (Chicago)
2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	7,000,000	6,999,825
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (d)	8,000,000	8,003,192
Barclays Bank plc
2.500%, 02/01/19	3,000,000	2,999,613
2.547%, 1M LIBOR + 0.200%, 02/04/19 (d)	5,000,000	4,999,525
Canadian Imperial Bank of Commerce
2.556%, 3M LIBOR + 0.120%, 01/14/19 (d)	6,000,000	5,999,232
2.740%, 1M LIBOR + 0.270%, 07/19/19 (d)	3,000,000	2,998,782
China Construction Bank Corp. 2.550%, 01/07/19	4,000,000	4,000,000
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (d)	2,500,000	2,500,007
Credit Agricole S.A. 2.500%, 02/12/19	3,000,000	2,999,490
Credit Industriel et Commercial Zero Coupon, 01/25/19	5,923,369	5,989,800
Credit Suisse AG
2.620%, 04/01/19	10,000,000	9,994,820
2.890%, SOFR + 0.430%, 05/02/19 (d)	3,000,000	2,999,964
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	7,000,000	6,999,482
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	5,954,925	5,993,880
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (d)	4,000,000	4,000,024
Natixis New York
2.731%, 3M LIBOR + 0.190%, 02/01/19 (d)	5,000,000	4,998,880
2.810%, 1M LIBOR + 0.370%, 02/14/19 (d)	4,000,000	4,000,748
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (d)	12,000,000	12,000,096
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	4,000,000	3,999,672
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (d)	5,000,000	4,997,780
Standard Chartered plc
2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	8,000,000	7,999,768
2.717%, 3M LIBOR + 0.230%, 04/24/19 (d)	3,000,000	2,999,346
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (d)	5,000,000	4,998,165

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp., New York
2.549%, 1M LIBOR + 0.200%, 04/03/19 (d)	1,000,030	$999,704
2.559%, 1M LIBOR + 0.180%, 03/05/19 (d)	4,000,000	3,999,052
Svenska Handelsbanken AB
2.620%, 3M LIBOR + 0.100%, 04/30/19 (d)	4,000,000	3,999,820
2.767%, 1M LIBOR + 0.380%, 12/10/19 (d)	2,000,000	1,999,934
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	7,000,000	6,993,336
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (d)	4,000,000	4,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	7,000,000	6,999,956

		160,463,400

Commercial Paper—2.4%
Banco Santander S.A. 2.740%, 02/07/19	4,964,989	4,985,440
Bank of China, Ltd. 2.690%, 01/17/19	4,966,375	4,994,130
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (d)	4,000,000	4,000,000
ING Funding LLC
2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	5,000,000	5,000,465
2.725%, 3M LIBOR + 0.110%, 05/10/19 (d)	6,000,000	5,999,292
Matchpoint Finance plc 2.890%, 05/08/19	4,927,349	4,946,265
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (d)	3,000,000	2,999,952
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (d)	4,000,000	3,999,560
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	9,000,000	9,002,205
Westpac Banking Corp. 2.659%, 3M LIBOR + 0.070%, 08/07/19 (d)	4,000,000	3,997,372

		49,924,681

Repurchase Agreements—1.4%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $6,046,000; collateralized by various Common Stock with an aggregate market value of $6,601,100.	6,000,000	6,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $2,005,425; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $2,176,637.	2,000,000	2,000,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $2,993,635; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $3,053,022.	2,993,158	$2,993,158
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $14,306,689; collateralized by various Common Stock with an aggregate market value of $15,620,001.	14,200,000	14,200,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $5,037,567; collateralized by various Common Stock with an aggregate market value of $5,500,000.	5,000,000	5,000,000

		30,193,158

Total Securities Lending Reinvestments (Cost $240,608,294)		240,581,239

Total Investments—111.4% (Cost $2,276,875,269)		2,297,501,681
Other assets and liabilities (net)—(11.4)%		(235,804,677)

Net Assets—100.0%		$2,061,697,004

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $239,030,506 and the collateral received consisted of cash in the amount of $240,430,193 and non-cash collateral with a value of $4,736,965. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Schedule of Investments as of December 31, 2018

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
S&P 500 Index E-Mini Futures	03/15/19	80	USD	10,020,800	$212,753

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,038,601,433	$—	$—	$2,038,601,433
Total Short-Term Investment*	—	18,319,009	—	18,319,009
Total Securities Lending Reinvestments*	—	240,581,239	—	240,581,239
Total Investments	$2,038,601,433	$258,900,248	$—	$2,297,501,681

Collateral for Securities Loaned (Liability)	$—	$(240,430,193)	$—	$(240,430,193)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$212,753	$—	$—	$212,753

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$2,297,501,681
Cash	8,038
Cash collateral for futures contracts	528,000
Receivable for:
Investments sold	3,669,817
Fund shares sold	317,281
Dividends and interest	2,286,361
Variation margin on futures contracts	76,754
Prepaid expenses	6,453

Total Assets	2,304,394,385
Liabilities
Collateral for securities loaned	240,430,193
Payables for:
Investments purchased	584,035
Fund shares redeemed	297,089
Accrued Expenses:
Management fees	884,328
Distribution and service fees	30,549
Deferred trustees’ fees	123,956
Other expenses	347,231

Total Liabilities	242,697,381

Net Assets	$2,061,697,004

Net Assets Consist of:
Paid in surplus	$1,756,555,331
Distributable earnings (Accumulated losses)	305,141,673

Net Assets	$2,061,697,004

Net Assets
Class A	$1,895,961,094
Class B	100,816,997
Class E	64,918,913
Capital Shares Outstanding*
Class A	143,756,114
Class B	7,817,513
Class E	4,967,504
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.19
Class B	12.90
Class E	13.07

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,276,875,269.
(b)	Includes securities loaned at value of $239,030,506.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$37,922,704
Interest	77,404
Securities lending income	1,507,737

Total investment income	39,507,845
Expenses
Management fees	13,532,736
Administration fees	84,918
Custodian and accounting fees	152,733
Distribution and service fees—Class B	303,876
Distribution and service fees—Class E	113,694
Audit and tax services	44,662
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	197,388
Insurance	15,724
Miscellaneous	28,784

Total expenses	14,553,338
Less management fee waiver	(1,793,953)
Less broker commission recapture	(18,941)

Net expenses	12,740,444

Net Investment Income	26,767,401

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	263,178,543
Futures contracts	527,943
Foreign currency transactions	3,119

Net realized gain	263,709,605

Net change in unrealized appreciation (depreciation) on:
Investments	(411,681,243)
Futures contracts	212,753
Foreign currency transactions	(322)

Net change in unrealized depreciation	(411,468,812)

Net realized and unrealized loss	(147,759,207)

Net Decrease in Net Assets From Operations	$(120,991,806)

(a)	Net of foreign withholding taxes of $192,557.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$26,767,401	$26,174,658
Net realized gain	263,709,605	278,014,858
Net change in unrealized appreciation (depreciation)	(411,468,812)	183,865,626

Increase (decrease) in net assets from operations	(120,991,806)	488,055,142

From Distributions to Shareholders (a)
Class A	(280,589,913)	(106,352,995)
Class B	(15,327,335)	(5,877,292)
Class E	(9,475,628)	(3,571,536)

Total distributions	(305,392,876)	(115,801,823)

Decrease in net assets from capital share transactions	(13,723,364)	(218,751,544)

Total increase (decrease) in net assets	(440,108,046)	153,501,775

Net Assets
Beginning of period	2,501,805,050	2,348,303,275

End of period	$2,061,697,004	$2,501,805,050 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	516,508	$7,666,847	375,230	$5,604,092
Reinvestments	18,971,597	280,589,913	7,220,163	106,352,995
Redemptions	(18,875,869)	(294,262,427)	(20,739,263)	(311,585,558)

Net increase (decrease)	612,236	$(6,005,667)	(13,143,870)	$(199,628,471)

Class B
Sales	272,778	$4,014,952	409,607	$5,960,056
Reinvestments	1,058,518	15,327,335	406,452	5,877,292
Redemptions	(1,770,139)	(26,918,716)	(1,661,587)	(24,479,349)

Net decrease	(438,843)	$(7,576,429)	(845,528)	$(12,642,001)

Class E
Sales	99,874	$1,530,472	88,196	$1,313,604
Reinvestments	645,919	9,475,628	244,124	3,571,536
Redemptions	(722,202)	(11,147,368)	(763,261)	(11,366,212)

Net increase (decrease)	23,591	$(141,268)	(430,941)	$(6,481,072)

Decrease derived from capital shares transactions		$(13,723,364)		$(218,751,544)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(24,430,468)	$(81,922,527)
Class B	(1,114,219)	(4,763,073)
Class E	(734,571)	(2,836,965)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $25,396,185 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.02	$13.77	$13.96	$14.49	$12.86

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.16	0.17	0.18	0.16
Net realized and unrealized gain (loss)	(0.93)	2.82	0.91	0.50	1.59

Total income (loss) from investment operations	(0.76)	2.98	1.08	0.68	1.75

Less Distributions
Distributions from net investment income	(0.17)	(0.17)	(0.34)	(0.14)	(0.12)
Distributions from net realized capital gains	(1.90)	(0.56)	(0.93)	(1.07)	0.00

Total distributions	(2.07)	(0.73)	(1.27)	(1.21)	(0.12)

Net Asset Value, End of Period	$13.19	$16.02	$13.77	$13.96	$14.49

Total Return (%) (b)	(6.15)	22.08	8.50	4.59	13.78

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.59	0.59	0.60
Net ratio of expenses to average net assets (%) (c)(d)	0.51	0.51	0.51	0.51	0.53
Ratio of net investment income to average net assets (%)	1.12	1.08	1.23	1.23	1.16
Portfolio turnover rate (%)	64	63	62	63	136
Net assets, end of period (in millions)	$1,896.0	$2,293.5	$2,151.9	$2,034.6	$2,207.6

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.71	$13.51	$13.72	$14.25	$12.66

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.12	0.13	0.14	0.12
Net realized and unrealized gain (loss)	(0.91)	2.77	0.90	0.51	1.57

Total income (loss) from investment operations	(0.78)	2.89	1.03	0.65	1.69

Less Distributions
Distributions from net investment income	(0.13)	(0.13)	(0.31)	(0.11)	(0.10)
Distributions from net realized capital gains	(1.90)	(0.56)	(0.93)	(1.07)	0.00

Total distributions	(2.03)	(0.69)	(1.24)	(1.18)	(0.10)

Net Asset Value, End of Period	$12.90	$15.71	$13.51	$13.72	$14.25

Total Return (%) (b)	(6.40)	21.84	8.19	4.41	13.41

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.84	0.84	0.85
Net ratio of expenses to average net assets (%) (c)(d)	0.76	0.76	0.76	0.76	0.78
Ratio of net investment income to average net assets (%)	0.87	0.83	0.97	0.98	0.87
Portfolio turnover rate (%)	64	63	62	63	136
Net assets, end of period (in millions)	$100.8	$129.7	$123.0	$128.1	$139.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$15.89	$13.66	$13.86	$14.39	$12.77

Income (Loss) from Investment Operations
Net investment income (a)	0.15	0.14	0.14	0.15	0.13
Net realized and unrealized gain (loss)	(0.92)	2.80	0.91	0.51	1.60

Total income (loss) from investment operations	(0.77)	2.94	1.05	0.66	1.73

Less Distributions
Distributions from net investment income	(0.15)	(0.15)	(0.32)	(0.12)	(0.11)
Distributions from net realized capital gains	(1.90)	(0.56)	(0.93)	(1.07)	0.00

Total distributions	(2.05)	(0.71)	(1.25)	(1.19)	(0.11)

Net Asset Value, End of Period	$13.07	$15.89	$13.66	$13.86	$14.39

Total Return (%) (b)	(6.29)	21.93	8.30	4.45	13.62

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.73	0.74	0.74	0.75
Net ratio of expenses to average net assets (%) (c)(d)	0.66	0.66	0.66	0.66	0.68
Ratio of net investment income to average net assets (%)	0.97	0.93	1.07	1.07	0.97
Portfolio turnover rate (%)	64	63	62	63	136
Net assets, end of period (in millions)	$64.9	$78.6	$73.4	$78.8	$90.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The effect of the voluntary portion of the waivers on net ratio of expenses to average net assets was 0.03%, 0.03%, 0.03%, 0.03% and 0.04% for the year ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively (see Note 6 of the Notes to Financial Statements).
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Large Cap Research Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-16

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $18,319,009. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $30,193,158. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$212,753

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$527,943

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$212,753

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$4,450

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTI-18

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,528,154,211	$0	$1,817,593,760

The Portfolio engaged in security transactions with other accounts managed by Wellington Management Company LLP, the subadviser to the Portfolio, that amounted to $18,925,585 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$13,532,736	0.625%	First $250 million
	0.600%	$250 million to $500 million
	0.575%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	First $250 million
0.045%	$250 million to $2 billion
0.005%	Over $2 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 amounted to $983,242 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $810,711 was waived in the aggregate for the year ended December 31, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$2,282,441,549
Gross unrealized appreciation	229,957,359
Gross unrealized depreciation	(214,897,466)

Net unrealized appreciation (depreciation)	$15,059,893

BHFTI-20

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$80,163,733	$50,897,963	$225,229,143	$64,903,860	$305,392,876	$115,801,823

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$43,202,863	$247,002,875	$15,059,893	$—	$305,265,631

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-21

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse/Wellington Large Cap Research Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse/Wellington Large Cap Research Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse/Wellington Large Cap Research of the Brighthouse Funds Trust I Portfolio as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse/Wellington Large Cap Research Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse/Wellington Large Cap Research Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Wellington Management Company LLP regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of one of its Performance Universes for the three-year and five-year periods ended June 30, 2018, and underperformed the median of the same Performance Universes for the one-year period ended June 30, 2018. The Board also considered that the Portfolio underperformed the median of its other Performance Universe for the one-, three- and five-year periods ended June 30, 2018. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Portfolio also outperformed the average of a different, but still comparable, Morningstar Category for the three-year and five-year periods ended June 30, 2018, but underperformed the average of such Morningstar Category for the one-year period ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the S&P 500 Index, for the one-year and three-year periods, and outperformed its benchmark for the five-year period ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the one-year period ended December 31, 2018, the Class A and B shares of the Brighthouse Asset Allocation 100 Portfolio returned -9.80% and -10.06%, respectively. The Portfolio’s benchmark, the Dow Jones Aggressive Index1, returned -9.45%.

MARKET ENVIRONMENT/CONDITIONS

After a great 2017 with record-low volatility and the strongest January stock market since 1997, investors got shaken back to reality in February when equity markets took a dive following higher-than-expected wage growth. The concern was that this would lead to higher inflation followed by additional Federal Reserve (the “Fed”) interest rate hikes, leading to an unceremonious end to the second-longest economic expansion on record. However, inflation fears soon after fizzled (at least until the end of 2018) and the Fed stayed the course, despite the Tax Cuts and Jobs Act of 2017 providing a noteworthy lift to gross domestic product (“GDP”) growth. GDP growth, incidentally, is on track to reach the highest annual level since before the 2008-09 recession. However, an escalating trade war between the U.S. and many of its major trading partners sent another wave of anxiety toward the market, which responded by pulling back sharply once again.

The beginning of the year turned out to be a microcosm of the remainder of 2018. This point in the economic cycle finds many market participants scrambling for indications that the expansion will end. As such, equity markets have become irrationally sensitive to individual data points, both positive and negative, with little regard to their historic predictive power on market results. The consequence was elevated market volatility in the second quarter, driven by positive economic growth and an accommodative Fed on one side, and on the other side by negative trade war and housing market news. In the third quarter, however, equity markets rebounded as corporate profits hit a new all-time high, GDP growth for second quarter came in at 4.2%, and unemployment dropped to 3.7%—the lowest number since 1969. The result in the third quarter was the best quarterly return for the S&P 500 Index since 2013.

As we got to the fourth quarter though, sentiment turned significantly worse, and the S&P 500 Index did an about-face, delivering its worst quarterly return since 2011. Gone was the sense of confidence that the strong economy could propel equity markets ever higher. Front and center were concerns about the continued trade war escalation, mid-term election uncertainty, a housing market dampened by rising interest rates and lofty prices, and a Fed that was now deemed too hawkish by projecting two additional rate hikes in 2019, despite having raised rates 4 times in 2018 (from a target range of 1.25%-1.50% to a target range of 2.25%-2.5%) and despite the market volatility.

News from overseas did little to attenuate concerns on the home front. Troubling to many is the ongoing Brexit (United Kingdom’s decision to withdraw from the European Union) situation, as leaders in the U.K. struggle to agree on a deal ensuring an orderly exit from the E.U.—an exit which is scheduled to occur on March 29, 2019. Highlighting the extent of disagreement are the two votes of confidence in Prime Minister Theresa May’s leadership, held in December 2018 and January 2019, both of which she won (in the U.K., a vote of confidence is a procedure used to remove a prime minister from office). Concerns about slowing growth in China have been receiving headlines as well. Leadership in China is in the middle of a long-term plan which is designed to transition the country from a manufacturing-driven economy to a service-driven economy. More worrisome to market participants is the fact that China is also in the process of dealing with an increasingly large debt burden as that plan unfolds. The outcome of both is unclear, which has led to some increased market volatility. However, it was confidence-inspiring that China had enough wherewithal to take the foot off the brake when it saw its economic growth rates declining faster than intended.

All in all, 2018 was a difficult year for investors. The economy is growing at a healthy pace, but the main question is for how long? The uncertainty caused all the major asset classes to be down for the year except for core bonds, which managed to creep in to positive territory, barely eking out a positive return with 0.01% for the year (as measured by the Bloomberg Barclays U.S. Aggregate Bond Index). International equities were generally the worst-performing asset classes with Emerging Markets equity and Foreign Developed equity down 14.6% and 13.8% respectively, as measured by the MSCI Emerging Markets Index and the MSCI EAFE Index. U.S. Large Cap equity did significantly better but was still down 4.4% for the year as measured by the S&P 500 Index, whereas Mid Cap equity lost 9.1% and Small Cap equity lost 11.0% for the year, as measured by the Russell Mid Cap and the Russell 2000 indices, in that order.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 100 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 100% to equities, although some residual cash is expected to be held by the underlying portfolios. Over the twelve-month period, the Portfolio lagged the Dow Jones Aggressive Index. Strong performance within the Mid and Small Cap portfolios and a favorable overweight to Small Cap equity was insufficient to attenuate the combination of underperformance within Large Cap and International equity—both detractors.

Contribution from the underlying domestic equity portfolios to relative performance was positive, as the Mid Cap and Small Cap equity portfolios made up for the underperformance by the Large Cap equity portfolios. Within Large Cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio had a strong year, as it outperformed its benchmark by 4.7%. Strong security selection within Consumer Discretionary, Consumer Staples, and Materials sectors helped. The ClearBridge Aggressive Growth Portfolio, on the other hand, experienced considerable underperformance in 2018, falling

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

shy of its benchmark by 4.7% for the period. The underperformance was driven by an unfavorable overweight to Energy, in addition to suboptimal security selection within Information Technology, Consumer Discretionary, and Industrials. Another laggard for the period was the Invesco Comstock Portfolio, which underperformed its benchmark by 3.7% for the year. The result was primarily due to an overweight to Energy and unfavorable security selection within Financial Services, Healthcare, and Energy. Within Mid Cap equity, the Morgan Stanley Mid Cap Growth Portfolio significantly outperformed its benchmark by 15.2%, largely due to favorable security selection and, to a lesser extent, sector allocations. Positive security selection in Health Care, Technology, and Communication Services drove a majority of the Portfolio’s relative outperformance. Within Small Cap equity, four out of six managers outperformed their respective benchmarks. The strongest performer was the Loomis Sayles Small Cap Growth Portfolio, which outperformed its benchmark by 9.9% in 2018. The portfolio benefitted significantly from strong security selection within Healthcare, Technology, and Consumer Discretionary. In addition, the Neuberger Berman Genesis Portfolio outperformed its benchmark by 6.2% in 2018 as the portfolio’s focus on higher-quality companies with higher return on equity paid off. Security selection in Healthcare, Consumer Staples, and Information Technology made the largest positive impact on relative results.

Non-U.S. equity was a headwind to relative performance in 2018. Most notably, the Harris Oakmark International Portfolio underperformed its benchmark by 9.9% during the year as security selection and country weightings caused returns to suffer. Performance compared to the benchmark was hurt by holdings in the U.K., Germany, and France as well as suboptimal security selection in Consumer Discretionary, Financial Services, and Industrials. The Van Eck Global Natural Resources Portfolio underperformed its benchmark by 7.6% for the year. The underperformance was primarily driven by overweight positions and underperformance in the Oil & Gas Exploration and Oil & Gas Drilling sub-industries. The best performance in the category came from the Brighthouse/Artisan International Portfolio, which outperformed its benchmark by 3.5% in 2018. Much of the outperformance was a result of strong security selection within Technology, Materials, and Consumer Discretionary. In addition, the Brighthouse/Aberdeen Emerging Market Equity Portfolio was additive to relative results during the year, outperforming its benchmark by 0.7% as an underweight to China and positive security selection in Consumer Discretionary, Financial Services, and Technology supported returns.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES AGGRESSIVE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 100 Portfolio
Class A	-9.80	4.66	10.85
Class B	-10.06	4.41	10.57
Dow Jones Aggressive Index	-9.45	5.16	11.63

1 The Dow Jones Aggressive Index is a benchmark designed for asset allocation strategists who are willing to take 100% of the risk of the global equity securities market. It is a total returns index formed by equally weighing nine equity style indices with monthly rebalancing. The nine Dow Jones equity style indices include: U.S. Large Cap Value, U.S. Large Cap Growth, U.S. Mid Cap Value, U.S. Small Cap Value, U.S. Mid Cap Growth, U.S. Small Cap Growth, Emerging Markets LN, Europe/Canada, and Asia/Pacific.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	6.6
ClearBridge Aggressive Growth Portfolio (Class A)	6.3
Invesco Comstock Portfolio (Class A)	6.2
T. Rowe Price Large Cap Growth Portfolio (Class A)	6.1
Jennison Growth Portfolio (Class A)	6.1
T. Rowe Price Large Cap Value Portfolio (Class A)	6.1
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5.6
Harris Oakmark International Portfolio (Class A)	5.3
Brighthouse/Dimensional International Small Company Portfolio (Class A)	4.8
Baillie Gifford International Stock Portfolio (Class A)	4.3

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	50.9
International Developed Market Equities	21.5
Global Equities	6.0
U.S. Small Cap Equities	5.2
U.S. Mid Cap Equities	5.0
U.S. Small Cap Equities	4.6
Emerging Market Equities	3.7
Real Estate Equities	3.1

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 100 Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.73%	$1,000.00	$884.20	$3.47
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B (a)	Actual	0.98%	$1,000.00	$882.90	$4.65
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Schedule of Investments as of December 31, 2018

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	5,710,670	$62,931,587
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,554,314	60,354,008
Brighthouse Small Cap Value Portfolio (Class A) (b)	2,131,476	28,860,181
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	5,684,785	54,232,845
Brighthouse/Artisan International Portfolio (Class A) (b)	6,062,209	60,015,871
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	69,215	14,663,286
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	6,419,091	71,059,340
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	2,775,685	83,298,299
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	4,259,841	56,187,301
Clarion Global Real Estate Portfolio (Class A) (b)	4,237,053	45,421,203
ClearBridge Aggressive Growth Portfolio (Class A) (b)	5,709,486	92,836,250
Frontier Mid Cap Growth Portfolio (Class A) (a)	465,893	15,118,219
Harris Oakmark International Portfolio (Class A) (b)	6,495,246	78,982,189
Invesco Comstock Portfolio (Class A) (b)	6,936,849	91,982,621
Invesco Small Cap Growth Portfolio (Class A) (b)	2,072,549	25,948,312
Jennison Growth Portfolio (Class A) (a)	6,240,460	90,486,670
JPMorgan Small Cap Value Portfolio (Class A) (b)	1,829,108	25,900,173
Loomis Sayles Small Cap Growth Portfolio (Class A) (a)	1,941,579	25,609,427
MFS Research International Portfolio (Class A) (b)	4,172,633	45,022,708
MFS Value Portfolio (Class A) (a)	7,033,423	97,131,565

Affiliated Investment Companies—(Continued)
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	402,796	7,479,913
Neuberger Berman Genesis Portfolio (Class A) (a)	917,184	17,022,926
Oppenheimer Global Equity Portfolio (Class A) (b)	1,827,679	37,376,033
T. Rowe Price Large Cap Growth Portfolio (Class A) (a)	4,370,261	90,508,095
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	3,130,197	89,648,854
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	1,482,210	15,103,724
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	1,034,800	21,968,799
Van Eck Global Natural Resources Portfolio (Class A) (a)	6,736,692	51,737,793
Victory Sycamore Mid Cap Value Portfolio (Class A) (b)	478,597	7,399,113
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	1,498,932	14,929,364

Total Mutual Funds (Cost $1,544,622,446)		1,479,216,669

Total Investments—100.0% (Cost $1,544,622,446)		1,479,216,669
Other assets and liabilities (net)—0.0%		(517,565)

Net Assets—100.0%		$1,478,699,104

(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,479,216,669	$—	$—	$1,479,216,669
Total Investments	$1,479,216,669	$—	$—	$1,479,216,669

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Affiliated investments at value (a)	$1,479,216,669
Receivable for:
Affiliated investments sold	266,913
Fund shares sold	63,297

Total Assets	1,479,546,879
Liabilities
Payables for:
Fund shares redeemed	330,210
Accrued Expenses:
Management fees	96,463
Distribution and service fees	200,072
Deferred trustees’ fees	161,973
Other expenses	59,057

Total Liabilities	847,775

Net Assets	$1,478,699,104

Net Assets Consist of:
Paid in surplus	$1,347,074,406
Distributable earnings (Accumulated losses)	131,624,698

Net Assets	$1,478,699,104

Net Assets
Class A	$563,001,038
Class B	915,698,066
Capital Shares Outstanding*
Class A	49,169,103
Class B	80,390,778
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.45
Class B	11.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $1,544,622,446.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends from affiliated investments	$23,392,835

Total investment income	23,392,835
Expenses
Management fees	1,247,863
Administration fees	26,333
Custodian and accounting fees	28,238
Distribution and service fees—Class B	2,719,404
Audit and tax services	32,223
Legal	45,091
Trustees’ fees and expenses	33,732
Miscellaneous	9,214

Total expenses	4,142,098

Net Investment Income	19,250,737

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Affiliated investments	47,286,178
Capital gain distributions from affiliated investments	131,594,086

Net realized gain	178,880,264

Net change in unrealized depreciation on affiliated investments	(359,019,122)

Net realized and unrealized loss	(180,138,858)

Net Decrease in Net Assets From Operations	$(160,888,121)

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,250,737	$17,498,160
Net realized gain	178,880,264	79,505,868
Net change in unrealized appreciation (depreciation)	(359,019,122)	258,477,785

Increase (decrease) in net assets from operations	(160,888,121)	355,481,813

From Distributions to Shareholders (a)
Class A	(32,014,947)	(43,917,786)
Class B	(50,500,147)	(73,078,805)

Total distributions	(82,515,094)	(116,996,591)

Decrease in net assets from capital share transactions	(86,358,475)	(46,754,229)

Total increase (decrease) in net assets	(329,761,690)	191,730,993

Net Assets
Beginning of period	1,808,460,794	1,616,729,801

End of period	$1,478,699,104	$1,808,460,794 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	914,290	$11,828,587	959,284	$11,958,236
Reinvestments	2,410,765	32,014,947	3,668,988	43,917,786
Redemptions	(4,624,865)	(60,715,993)	(4,948,820)	(61,622,773)

Net decrease	(1,299,810)	$(16,872,459)	(320,548)	$(5,746,751)

Class B
Sales	3,238,684	$42,374,710	2,271,398	$28,098,131
Reinvestments	3,817,093	50,500,147	6,130,772	73,078,805
Redemptions	(12,354,264)	(162,360,873)	(11,455,545)	(142,184,414)

Net decrease	(5,298,487)	$(69,486,016)	(3,053,375)	$(41,007,478)

Decrease derived from capital shares transactions		$(86,358,475)		$(46,754,229)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(9,263,908)	$(34,653,878)
Class B	(13,417,471)	(59,661,334)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $19,078,503 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.32	$11.62	$12.60	$14.03	$13.46

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.15	0.15	0.17	0.12
Net realized and unrealized gain (loss)	(1.38)	2.45	0.83	(0.31)	0.58

Total income (loss) from investment operations	(1.21)	2.60	0.98	(0.14)	0.70

Less Distributions
Distributions from net investment income	(0.17)	(0.19)	(0.32)	(0.22)	(0.13)
Distributions from net realized capital gains	(0.49)	(0.71)	(1.64)	(1.07)	0.00

Total distributions	(0.66)	(0.90)	(1.96)	(1.29)	(0.13)

Net Asset Value, End of Period	$11.45	$13.32	$11.62	$12.60	$14.03

Total Return (%) (b)	(9.80)	23.21	9.19	(1.67)	5.24

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.08	0.08	0.08	0.08	0.08
Ratio of net investment income to average net assets (%) (d)	1.26	1.18	1.27	1.27	0.85
Portfolio turnover rate (%)	12	8	11	11	17
Net assets, end of period (in millions)	$563.0	$672.4	$590.2	$581.6	$631.6

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.26	$11.57	$12.54	$13.98	$13.40

Income (Loss) from Investment Operations
Net investment income (a)	0.13	0.11	0.12	0.14	0.08
Net realized and unrealized gain (loss)	(1.37)	2.45	0.84	(0.33)	0.60

Total income (loss) from investment operations	(1.24)	2.56	0.96	(0.19)	0.68

Less Distributions
Distributions from net investment income	(0.14)	(0.16)	(0.29)	(0.18)	(0.10)
Distributions from net realized capital gains	(0.49)	(0.71)	(1.64)	(1.07)	0.00

Total distributions	(0.63)	(0.87)	(1.93)	(1.25)	(0.10)

Net Asset Value, End of Period	$11.39	$13.26	$11.57	$12.54	$13.98

Total Return (%) (b)	(10.06)	22.93	8.98	(2.01)	5.09

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.33	0.33	0.33	0.33	0.33
Ratio of net investment income to average net assets (%) (d)	1.01	0.93	1.03	1.01	0.60
Portfolio turnover rate (%)	12	8	11	11	17
Net assets, end of period (in millions)	$915.7	$1,136.1	$1,026.6	$1,051.4	$1,169.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(d)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Asset Allocation Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Asset Allocation Portfolio. Shares of each Class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Asset Allocation Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Asset Allocation Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$214,264,972	$0	$232,344,288

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Asset Allocation Portfolio. The Adviser is subject to the supervision and direction of the Board of Trustees (the “Board”) and has overall responsibility for the general management and administration of the Trust.

Under the terms of the Asset Allocation Portfolio’s Management Agreement, the Asset Allocation Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Asset Allocation Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$1,247,863	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

In addition to the above management fee paid to the Adviser, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Depreciation	Ending Value as of December 31, 2018
Baillie Gifford International Stock Portfolio (Class A)	$63,897,442	$14,450,878	$(2,004,456)	$731,428	$(14,143,705)	$62,931,587
BlackRock Capital Appreciation Portfolio (Class A)	72,549,624	9,525,479	(15,246,381)	5,119,943	(11,594,657)	60,354,008
Brighthouse Small Cap Value Portfolio (Class A)	32,639,918	5,099,251	(1,523,282)	84,522	(7,440,228)	28,860,181
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	63,742,480	6,156,965	(5,307,536)	(115,475)	(10,243,589)	54,232,845
Brighthouse/Artisan International Portfolio (Class A)	67,907,199	3,476,275	(3,153,862)	358,239	(8,571,980)	60,015,871
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	27,216,423	1,071,268	(10,282,455)	1,590,801	(4,932,751)	14,663,286
Brighthouse/Dimensional International Small Company Portfolio (Class A)	82,324,601	17,755,498	(3,153,192)	53,047	(25,920,614)	71,059,340
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	99,862,233	7,049,901	(17,251,967)	(1,405,412)	(4,956,456)	83,298,299
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	68,886,785	8,531,777	(9,489,533)	1,509,345	(13,251,073)	56,187,301
Clarion Global Real Estate Portfolio (Class A)	52,776,157	5,331,283	(5,052,093)	(704,110)	(6,930,034)	45,421,203
ClearBridge Aggressive Growth Portfolio (Class A)	112,887,463	6,338,886	(14,518,454)	8,076,343	(19,947,988)	92,836,250
Frontier Mid Cap Growth Portfolio (Class A)	27,107,939	1,999,524	(11,501,693)	2,408,377	(4,895,928)	15,118,219
Harris Oakmark International Portfolio (Class A)	85,754,409	24,285,691	(2,303,528)	404,923	(29,159,306)	78,982,189
Invesco Comstock Portfolio (Class A)	113,763,774	9,199,359	(9,531,758)	3,395,143	(24,843,897)	91,982,621
Invesco Small Cap Growth Portfolio (Class A)	38,147,382	4,069,904	(10,642,315)	(490,600)	(5,136,059)	25,948,312
Jennison Growth Portfolio (Class A)	108,186,525	16,078,678	(20,035,553)	6,458,140	(20,201,120)	90,486,670
JPMorgan Small Cap Value Portfolio (Class A)	31,902,173	2,465,336	(2,224,715)	271,312	(6,513,933)	25,900,173
Loomis Sayles Small Cap Growth Portfolio (Class A)	32,575,121	4,285,089	(8,180,371)	1,876,232	(4,946,644)	25,609,427
MFS Research International Portfolio (Class A)	54,857,361	1,166,456	(2,588,147)	334,492	(8,747,454)	45,022,708
MFS Value Portfolio (Class A)	104,080,784	9,806,519	(10,480,854)	2,538,238	(8,813,122)	97,131,565
MFS Value Portfolio II (Class A)	13,635,286	4,000,585	(69,634)	1,411	(17,567,648)	—

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Depreciation	Ending Value as of December 31, 2018
Morgan Stanley Mid Cap Growth Portfolio (Class A)	$13,527,214	$1,778,880	$(7,980,989)	$3,440,703	$(3,285,895)	$7,479,913
Neuberger Berman Genesis Portfolio (Class A)	21,815,490	2,637,066	(3,781,264)	1,341,487	(4,989,853)	17,022,926
Oppenheimer Global Equity Portfolio (Class A)	45,437,388	4,662,647	(2,601,871)	640,391	(10,762,522)	37,376,033
T. Rowe Price Large Cap Growth Portfolio (Class A)	108,074,197	19,569,832	(18,207,491)	4,293,624	(23,222,067)	90,508,095
T. Rowe Price Large Cap Value Portfolio (Class A)	106,380,341	13,101,906	(8,898,702)	2,503,055	(23,437,746)	89,648,854
T. Rowe Price Mid Cap Growth Portfolio (Class A)	31,685,570	2,401,100	(17,011,598)	2,462,582	(4,433,930)	15,103,724
T. Rowe Price Small Cap Growth Portfolio (Class A)	27,318,694	2,315,165	(4,218,512)	758,311	(4,204,859)	21,968,799
Van Eck Global Natural Resources Portfolio (Class A)	73,153,066	2,153,974	(3,404,395)	(372,027)	(19,792,825)	51,737,793
Victory Sycamore Mid Cap Value Portfolio (Class A)	9,018,672	1,621,978	(833,594)	(11,478)	(2,396,465)	7,399,113
Wells Capital Management Mid Cap Value Portfolio (Class A)	17,917,218	1,877,822	(864,093)	(266,809)	(3,734,774)	14,929,364

	$1,809,028,929	$214,264,972	$(232,344,288)	$47,286,178	$(359,019,122)	$1,479,216,669

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2018
Baillie Gifford International Stock Portfolio (Class A)	$—	$829,256	5,710,670
BlackRock Capital Appreciation Portfolio (Class A)	9,432,538	89,000	1,554,314
Brighthouse Small Cap Value Portfolio (Class A)	1,865,949	446,604	2,131,476
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A)	—	1,679,472	5,684,785
Brighthouse/Artisan International Portfolio (Class A)	—	1,005,093	6,062,209
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	956,416	113,263	69,215
Brighthouse/Dimensional International Small Company Portfolio (Class A)	5,767,120	2,244,320	6,419,091
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	5,302,464	1,747,437	2,775,685
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	7,826,296	705,481	4,259,841
Clarion Global Real Estate Portfolio (Class A)	—	3,236,359	4,237,053
ClearBridge Aggressive Growth Portfolio (Class A)	5,115,528	907,216	5,709,486
Frontier Mid Cap Growth Portfolio (Class A)	1,995,768	—	465,893
Harris Oakmark International Portfolio (Class A)	3,596,765	1,711,949	6,495,246
Invesco Comstock Portfolio (Class A)	8,220,269	969,467	6,936,849
Invesco Small Cap Growth Portfolio (Class A)	3,949,416	—	2,072,549
Jennison Growth Portfolio (Class A)	15,672,362	369,577	6,240,460
JPMorgan Small Cap Value Portfolio (Class A)	1,831,072	418,077	1,829,108
Loomis Sayles Small Cap Growth Portfolio (Class A)	4,188,777	—	1,941,579
MFS Research International Portfolio (Class A)	—	1,133,620	4,172,633
MFS Value Portfolio (Class A)	7,178,595	1,709,527	7,033,423
MFS Value Portfolio II (Class A)	3,566,339	428,936	—
Morgan Stanley Mid Cap Growth Portfolio (Class A)	1,678,185	—	402,796
Neuberger Berman Genesis Portfolio (Class A)	2,560,710	73,393	917,184
Oppenheimer Global Equity Portfolio (Class A)	4,116,998	545,143	1,827,679
T. Rowe Price Large Cap Growth Portfolio (Class A)	19,121,217	448,615	4,370,261
T. Rowe Price Large Cap Value Portfolio (Class A)	9,989,864	2,142,840	3,130,197
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,401,100	—	1,482,210
T. Rowe Price Small Cap Growth Portfolio (Class A)	2,202,985	32,032	1,034,800
Van Eck Global Natural Resources Portfolio (Class A)	—	116,946	6,736,692
Victory Sycamore Mid Cap Value Portfolio (Class A)	1,538,387	71,002	478,597
Wells Capital Management Mid Cap Value Portfolio (Class A)	1,518,966	218,210	1,498,932

	$131,594,086	$23,392,835

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,545,171,113

Gross unrealized appreciation	43,571,651
Gross unrealized depreciation	(109,526,095)

Net unrealized appreciation (depreciation)	$(65,954,444)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$19,432,246	$22,681,379	$63,082,848	$94,315,212	$82,515,094	$116,996,591

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$25,993,324	$171,747,791	$(65,954,444)	$—	$131,786,671

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Asset Allocation Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse Asset Allocation 100 Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Asset Allocation 100 Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Asset Allocation 100 Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-14

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-15

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-16

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (the “Advisory Agreements” or “Agreements”) with Brighthouse Investment Advisers, LLC (the “Adviser”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser, and a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Agreement, each of which was prepared by the Adviser specifically for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser has provided to the Brighthouse Asset Allocation 20 Portfolio, Brighthouse Asset Allocation 40 Portfolio, Brighthouse Asset Allocation 60 Portfolio Brighthouse Asset Allocation 80 Portfolio and Brighthouse Asset Allocation 100 Portfolio (the “Asset Allocation Portfolios”) and the American Funds Balanced Allocation Portfolio, American Funds Growth Allocation Portfolio and American Funds Moderate Allocation Portfolio (the “American Funds of Funds”). The Board considered the Adviser’s services as investment manager to the Portfolios, including its trading practices and oversight of transition management (as applicable), compliance program and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff regularly review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding material information related to those reviews and assessments. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

With respect to the Asset Allocation Portfolios, the Board noted that the Adviser has hired at its own expense an independent consultant to provide research and consulting services with respect to the periodic asset allocation targets for each of the Asset Allocation Portfolios and investments in other Portfolios of the Trusts (the “Underlying Portfolios”). Additionally, the Board considered that a committee, consisting of investment professionals from the Adviser, meets regularly to review the asset allocations and discuss the performance of the Asset Allocation Portfolios and the American Funds of Funds.

The Board further considered and found that the advisory fee paid to the Adviser with respect to each Asset Allocation Portfolio and American Fund of Funds was based on services provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the Underlying Portfolios in which the Portfolio invests.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board focused particular attention on Portfolios with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”) and a narrower group of peer funds (“Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report.

The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Agreement on a Portfolio-by-Portfolio basis. In the case of the Asset Allocation Portfolios, the Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the Underlying Portfolios of the Trust in which the Asset Allocation Portfolios invest. The Board further considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Portfolios, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not contain breakpoints in the advisory fee and took into account management’s discussion of the same. The Board considered the effective fees under the Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size on various fee schedules and reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Asset Allocation 100 Portfolio

Board of Trustees’ Consideration of Advisory Agreements—(Continued)

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse Asset Allocation 100 Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar category for the one-, three-, and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed the Brighthouse AA 100 Narrow Index for the one-, three- and five-year periods ended September 30, 2018 The Board also noted that the Portfolio underperformed the Dow Jones Aggressive Index for the same periods.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and above the Expense Universe median. The board further considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median and the Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of the Expense Group at the Portfolio’s current size.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class B shares of the Brighthouse Balanced Plus Portfolio returned -7.36%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.21%.

MARKET ENVIRONMENT / CONDITIONS

After a year of calm markets and strong risk asset returns, the start to 2018 was highlighted by the return of volatility as rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit. Risk asset returns started higher as global stocks surged nearly 6% in January, but reversed on concerns about rising rates. Expectations for higher inflation, increased Treasury supply, and more Federal Reserve (the “Fed”) rate hikes all contributed to higher rates. Volatility rose as measures like the CBOE Volatility Index had its single largest one-day rise in its history (back to 1990).

Solid growth momentum in the U.S. moving into the second quarter contrasted with softening in growth in other developed regions. Coincidentally, the Fed kept on track with policy normalization even as other central banks like the European Central Bank (the “ECB”) softened rhetoric. Geopolitical developments weighed on risk sentiment for much of this quarter and resulted in overall mixed market performance. Within bonds, the U.S. 10-year Treasury yield briefly crossed 3% amid acceleration in growth, and the U.S. yield curve continued to flatten (the shorter end of the yield curve rose more than the long end).

During the third quarter of the year, developed market yields shifted higher while risk assets were resilient. Despite lingering tensions between the U.S. and China and challenges in emerging market assets, a strong fundamental backdrop persisted and contributed to outperformance of U.S. risk assets relative to those abroad. Meanwhile, central banks remained on course for diminished monetary support as the Fed and Bank of England both hiked, the ECB confirmed plans to cease asset purchases by year-end, and the Bank of Japan adjusted its yield curve control policy.

Markets rode a wave of volatility going into the end of the year as Fed policy, trade, geopolitical frictions, and concerns about peak economic and earnings growth contributed to waning investor sentiment and weighed on risk assets, particularly equities. Stock markets sank in the fourth quarter, turning full-year returns negative, while bond markets, remaining a safe haven through the stormy end-of-year period, delivered on their traditional role as an equity diversifier. Overall, 2018 underscored the return of turbulence and uncertainty following years of historically calm markets.

TOTAL PORTFOLIO REVIEW/ PERIOD-END POSITIONING

The Brighthouse Balanced Plus Portfolio was composed of two sleeves. Approximately 70% of the Portfolio’s assets were invested in a variety of underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to achieve and maintain a broad asset allocation of approximately 40% to fixed income and 30% to equities. These assets (the “Base Sleeve”) were managed by the Investment Committee of Brighthouse Investment Advisers, LLC. The remaining 30% of the assets (the “Overlay Sleeve”) are designed to keep the Portfolio’s overall volatility level within the desired range by dynamically changing its total equity exposure in response to measures of implied equity market volatility. To gain and actively manage this equity exposure, the Overlay Sleeve’s subadviser, Pacific Investment Management Company LLC (“PIMCO”), invested in equity index derivative instruments and various fixed income instruments that served as collateral for the equity derivative exposures. Since the Overlay Sleeve constitutes a substantial percent of the Portfolio’s allocation, overlay sleeve performance may significantly impact total Portfolio return in any given period.

BASE SLEEVE PORTFOLIO REVIEW

The Base Sleeve Portfolio returned -5.7% over the twelve-month period. All asset classes delivered a negative result, with non-U.S. equities being the biggest detractors. The Base Sleeve Portfolio underperformed its blended benchmark, primarily as a result of underperformance within the non-U.S. equity positions.

The contribution from the underlying fixed income portfolios to relative performance was flat in 2018. The biggest contributor to performance was the Brighthouse/Templeton International Bond Portfolio, which outpaced its benchmark by 3.1%. The strategy’s relative outperformance during the period was primarily attributable to currency positions, notably, the Portfolio’s underweight position in the euro and the Australian dollar. Outside of currency exposure, an underweight overall duration helped relative returns as global rates rose. The Brighthouse/Eaton Vance Floating Rate Portfolio outperformed its benchmark by 0.1%. The portfolio’s underweight to defaulted loans aided performance relative to its benchmark over the year, as did favorable security selection in Financial Services and Energy. At the other end of the spectrum was the Western Asset Management Strategic Bond Opportunities Portfolio, which lagged its benchmark by 3.8%. Portfolio performance was negatively impacted by its duration and yield curve positioning, as well as currency and emerging markets positions. During the year, corporate credit spreads widened and experienced heightened levels of volatility. As such, the portfolio’s investment grade corporate credit positions were also negative contributors to performance. Also detracting in fixed income was the Brighthouse/Franklin Low Duration Total Return Portfolio, which underperformed its benchmark by 0.9%, largely driven by exposure to Collateralized Loan Obligations.

Contribution from the underlying domestic equity portfolios to relative performance was flat, as the Mid Cap and Small Cap equity portfolios made up for the underperformance by the Large Cap equity portfolios. Within Large Cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio had a strong year, as it outperformed its benchmark by 4.7%. Strong security selection within

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Managed by Brighthouse Investment Advisers, LLC and Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Consumer Discretionary, Consumer Staples, and Materials sectors helped. The ClearBridge Aggressive Growth Portfolio, on the other hand, experienced considerable underperformance in 2018, falling shy of its benchmark by 4.7% for the period. The underperformance was driven by an unfavorable overweight to Energy, in addition to suboptimal security selection within Information Technology, Consumer Discretionary, and Industrials. Another laggard for the period was the Invesco Comstock Portfolio, which underperformed its benchmark by 3.7% for the year. The result was primarily due to an overweight to Energy and unfavorable security selection within Financial Services, Healthcare, and Energy. Within Mid Cap equity, the Morgan Stanley Mid Cap Growth Portfolio significantly outperformed its benchmark by 15.2%, largely due to favorable security selection and, to a lesser extent, sector allocations. Positive security selection in Health Care, Technology, and Communication Services drove a majority of the Portfolio’s relative outperformance. Within Small Cap equity, four out of six managers outperformed their respective benchmarks. The strongest performer was the Loomis Sayles Small Cap Growth Portfolio, which outperformed its benchmark by 9.9% in 2018. The portfolio benefitted significantly from strong security selection within Health Care, Technology, and Consumer Discretionary. In addition, the Neuberger Berman Genesis Portfolio outperformed its benchmark by 6.2% in 2018 as the portfolio’s focus on higher-quality companies with higher return on equity paid off. Security selection in Health Care, Consumer Staples, and Information Technology made the largest positive impact on relative results.

Non-U.S. equity was a headwind to relative performance in 2018. Most notably, the Harris Oakmark International Portfolio underperformed its benchmark by 9.9% during the year as security selection and country weightings caused returns to suffer. Performance compared to the benchmark was hurt by holdings in the U.K., Germany, and France as well as suboptimal security selection in Consumer Discretionary, Financial Services, and Industrials. The Van Eck Global Natural Resources Portfolio underperformed its benchmark by 7.6% for the year. The underperformance was primarily driven by overweight positions and underperformance in the Oil & Gas Exploration and Oil & Gas Drilling sub-industries. The best performance in the category came from the Brighthouse/Artisan International Portfolio, which outperformed its benchmark by 3.5% in 2018. Much of the outperformance was a result of strong security selection within Technology, Materials, and Consumer Discretionary. In addition, the Brighthouse/Aberdeen Emerging Market Equity Portfolio was additive to relative results during the recent year, outperforming its benchmark by 0.7% as an underweight to China and positive security selection in Consumer Discretionary, Financial Services, and Technology supported returns.

OVERLAY SLEEVE REVIEW

During 2018’s bouts of market volatility, the Portfolio tactically adjusted its equity exposure. The dynamic equity allocation, obtained via equity futures contracts, in the Overlay Sleeve detracted from performance as market volatility sharply picked up both early and late in the year, turning calendar year returns for the S&P 500 Index negative. Dynamic equity exposure during these V-shaped bouts of volatility, in which markets sold off sharply and recovered during short periods, detracted from performance, while an overweight equity position during the summer market rally was additive.

The Portfolio’s fixed income allocations within the collateral for equity derivates exposure were negative relative to its benchmark. U.S. yield curve positioning, partially facilitated through the use of futures, was negative for relative performance. An underweight to the long-end of the yield curve detracted particularly in the fourth quarter when rates fell, despite rates rising overall throughout the year. Within a diversified set of spread sectors, exposure to Agency Mortgage-Backed Securities and investment-grade credit detracted as spreads generally widened.

In regards to Portfolio positioning, equity exposure in the Overlay Sleeve of the Portfolio had de-risked going into the end of the year as market volatility picked up sharply in December. The Portfolio ended the period slightly underweight duration relative to the benchmark and held positions in Corporate, Agency, Mortgage, Municipal, and Quasi-Sovereign bonds to diversify and enhance the return potential.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Josh Davis

David Braun

Graham Rennison

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	Since Inception[2]
Brighthouse Balanced Plus Portfolio
Class B	-7.36	4.55	5.71
Dow Jones Moderate Index	-5.21	4.11	5.18

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	7.5
U.S. Treasury Notes	6.4
TCW Core Fixed Income Portfolio (Class A)	5.9
PIMCO Total Return Portfolio (Class A)	5.9
JPMorgan Core Bond Portfolio (Class A)	5.4
Western Asset Management U.S. Government Portfolio (Class A)	3.8
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	3.5
Harris Oakmark International Portfolio (Class A)	3.4
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	2.7
Brighthouse/Templeton International Bond Portfolio (Class A)	2.6

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	65.1
U.S. Large Cap Equities	17.4
International Developed Market Equities	11.5
U.S. Mid Cap Equities	5.6
High Yield Fixed Income	6.1
U.S. Small Cap Equities	4.2
International Fixed Income	2.6
Global Equities	2.1
Emerging Market Equities	1.5
Real Estate Equities	0.9

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Balanced Plus Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class B (a) (b)	Actual	0.91%	$1,000.00	$935.80	$4.44
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.
(b)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2018

Mutual Funds—71.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—71.0%
Baillie Gifford International Stock Portfolio (Class A) (a)	24,481,499	$269,786,115
BlackRock Bond Income Portfolio (Class A) (a)	7,875,431	810,696,845
BlackRock Capital Appreciation Portfolio (Class A) (a)	1,149,735	44,644,212
BlackRock High Yield Portfolio (Class A) (b)	15,365,330	111,398,641
Brighthouse Small Cap Value Portfolio (Class A) (b)	7,625,136	103,244,335
Brighthouse/Aberdeen Emerging Markets Equity Portfolio (Class A) (b)	16,478,200	157,202,025
Brighthouse/Artisan International Portfolio (Class A) (b)	21,527,610	213,123,340
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (a)	718,751	152,267,478
Brighthouse/Dimensional International Small Company Portfolio (Class A) (a)	12,407,393	137,349,845
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (b)	16,704,403	167,044,028
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (b)	30,132,500	285,957,427
Brighthouse/Templeton International Bond Portfolio (Class A) (b) (c)	27,877,642	284,630,729
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (a)	1,756,230	52,704,477
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (b)	3,911,345	51,590,641
Clarion Global Real Estate Portfolio (Class A) (b)	9,221,719	98,856,827
ClearBridge Aggressive Growth Portfolio (Class A) (b)	2,203,826	35,834,219
Frontier Mid Cap Growth Portfolio (Class A) (a)	4,197,168	136,198,107
Harris Oakmark International Portfolio (Class A) (b)	30,026,786	365,125,720
Invesco Comstock Portfolio (Class A) (b)	2,624,644	34,802,784
Invesco Small Cap Growth Portfolio (Class A) (b)	6,825,760	85,458,517
Jennison Growth Portfolio (Class A) (a)	3,783,324	54,858,201
JPMorgan Core Bond Portfolio (Class A) (b)	57,966,212	580,821,441
JPMorgan Small Cap Value Portfolio (Class A) (b)	6,035,279	85,459,556
MFS Research International Portfolio (Class A) (b)	23,893,259	257,808,263
MFS Value Portfolio (Class A) (a)	3,181,253	43,933,103
Morgan Stanley Mid Cap Growth Portfolio (Class A) (b)	2,746,573	51,003,869
Neuberger Berman Genesis Portfolio (Class A) (a)	3,860,899	71,658,292
Oppenheimer Global Equity Portfolio (Class A) (b)	5,035,663	102,979,317
PIMCO Inflation Protected Bond Portfolio (Class A) (b)	23,931,382	229,023,321
PIMCO Total Return Portfolio (Class A) (b)	55,843,171	636,053,721
T. Rowe Price Large Cap Value Portfolio (Class A) (b)	1,270,344	36,382,641
T. Rowe Price Mid Cap Growth Portfolio (Class A) (b)	10,381,096	105,783,367
T. Rowe Price Small Cap Growth Portfolio (Class A) (a)	4,956,379	105,223,935
TCW Core Fixed Income Portfolio (Class A) (b)	64,075,168	639,470,176
Van Eck Global Natural Resources Portfolio (Class A) (a)	15,866,512	121,854,808
Wells Capital Management Mid Cap Value Portfolio (Class A) (b)	15,609,332	155,468,947
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (a)	29,553,433	374,737,526
Western Asset Management U.S. Government Portfolio (Class A) (a)	35,280,496	405,372,899

Total Mutual Funds (Cost $8,120,464,382)		7,655,809,695

U.S. Treasury & Government Agencies—29.9%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—4.2%
Fannie Mae 30 Yr. Pool 3.500%, TBA (d)	215,000,000	$215,029,868
4.000%, TBA (d)	225,000,000	229,434,305
Fannie Mae Pool 2.920%, 03/01/35	2,950,000	2,624,539
3.180%, 07/01/35	2,769,471	2,600,148
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 3.176%, 11/25/28	7,333,329	7,371,700

		457,060,560

Federal Agencies—1.7%
Federal Home Loan Mortgage Corp. 2.375%, 01/13/22	10,500,000	10,460,058
6.250%, 07/15/32	30,000,000	40,029,330
Federal National Mortgage Association 1.875%, 09/24/26	36,006,000	33,520,434
6.625%, 11/15/30	19,200,000	25,742,611
Residual Funding Corp. Principal Strip Zero Coupon, 10/15/19	24,600,000	24,074,984
Zero Coupon, 07/15/20	18,900,000	18,150,689
Zero Coupon, 04/15/30	19,500,000	13,641,376
Tennessee Valley Authority 2.875%, 02/01/27	1,700,000	1,683,294
4.250%, 09/15/65	10,000,000	11,399,340

		178,702,116

U.S. Treasury—24.0%
U.S. Treasury Bonds
2.250%, 08/15/46	32,500,000	27,828,829
2.750%, 08/15/42	29,400,000	28,193,481
2.750%, 11/15/42	196,000,000	187,736,830
2.875%, 05/15/43	126,000,000	123,223,028
2.875%, 08/15/45	51,300,000	50,056,617
2.875%, 11/15/46	114,100,000	111,140,207
3.000%, 11/15/44	96,000,000	96,027,441
3.000%, 02/15/47	96,900,000	96,799,810
3.125%, 02/15/42	93,900,000	96,286,427
3.125%, 02/15/43	89,700,000	91,658,125
3.375%, 05/15/44	99,895,000	106,583,692
3.625%, 08/15/43	25,200,000	27,942,279
4.250%, 11/15/40	177,700,000	215,063,771
4.375%, 05/15/40	31,300,000	38,479,018
4.375%, 05/15/41	51,000,000	62,866,689
4.625%, 02/15/40	113,700,000	144,300,718
8.000%, 11/15/21	57,700,000	66,420,610
U.S. Treasury Inflation Indexed Bonds 0.750%, 02/15/45 (e) (f)	3,865,824	3,457,096
2.000%, 01/15/26 (e) (f)	4,841,390	5,167,502
3.625%, 04/15/28 (e) (f)	6,253,760	7,674,950
U.S. Treasury Notes 1.250%, 03/31/21 (g)	116,600,000	113,481,632
2.000%, 05/31/21	137,500,000	135,952,681
2.125%, 12/31/22 (e) (g)	20,000,000	19,718,800

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.500%, 03/31/23 (e)	46,500,000	$46,506,467
2.750%, 08/31/23 (e)	680,000,000	687,604,814

		2,590,171,514

Total U.S. Treasury & Government Agencies (Cost $3,225,427,966)		3,225,934,190

Corporate Bonds & Notes—1.4%

Agriculture—0.1%
Philip Morris International, Inc. 6.375%, 05/16/38	5,000,000	5,799,446

Banks—1.0%
Bank of New York Mellon Corp. (The) 4.950%, 3M LIBOR + 3.420%, 06/20/20 (h)	6,800,000	6,630,000
Cooperatieve Rabobank UA
3.375%, 05/21/25	5,000,000	4,904,213
Credit Suisse AG 2.300%, 05/28/19	10,700,000	10,668,364
Goldman Sachs Group, Inc. (The) 3.750%, 02/25/26	19,500,000	18,448,996
HSBC Holdings plc 4.300%, 03/08/26	20,000,000	19,737,773
5.250%, 03/14/44	3,000,000	3,002,192
JPMorgan Chase & Co. 3.220%, 3M LIBOR + 1.155%, 03/01/25 (h)	19,900,000	19,221,685
6.125%, 3M LIBOR + 3.330%, 04/30/24 (h)	3,000,000	2,977,500
Mizuho Financial Group, Inc. 2.632%, 04/12/21 (144A)	5,200,000	5,101,189
PNC Bank N.A. 2.250%, 07/02/19	8,000,000	7,971,422
Wells Fargo & Co. 5.900%, 3M LIBOR + 3.110%, 06/15/24 (h)	8,600,000	8,193,650

		106,856,984

Biotechnology—0.0%
Amgen, Inc. 2.700%, 05/01/22	3,300,000	3,231,308

Diversified Financial Services—0.0%
American Express Credit Corp. 3.351%, 3M LIBOR + 0.550%, 03/18/19 (h)	5,000,000	5,002,814

Electric—0.1%
Electricite de France S.A. 2.150%, 01/22/19 (144A)	6,200,000	6,196,327
Ohio Power Co. 5.375%, 10/01/21	949,000	1,003,582

		7,199,909

Insurance—0.0%
MassMutual Global Funding II 2.500%, 10/17/22 (144A)	4,000,000	3,858,471

Security Description	Principal Amount*	Value

Oil & Gas—0.1%
Gazprom OAO Via Gaz Capital S.A. 9.250%, 04/23/19 (144A)	4,200,000	$4,258,136
Statoil ASA 2.450%, 01/17/23	5,400,000	5,246,456

		9,504,592

Pharmaceuticals—0.1%
Forest Laboratories LLC 4.875%, 02/15/21 (144A)	5,000,000	5,121,216

Software—0.0%
Microsoft Corp. 3.500%, 11/15/42	4,500,000	4,191,840

Telecommunications—0.0%
AT&T, Inc. 4.800%, 06/15/44	3,000,000	2,691,255

Transportation—0.0%
Vessel Management Services, Inc. 3.432%, 08/15/36	2,933,000	2,864,290

Total Corporate Bonds & Notes (Cost $160,633,662)		156,322,125

Mortgage-Backed Securities—0.2%

Commercial Mortgage-Backed Securities—0.2%
CSMC Trust 3.953%, 09/15/37 (144A)	20,000,000	20,229,484

Total Mortgage-Backed Securities (Cost $15,349,973)		20,229,484

Municipals—0.1%
Los Angeles Community College District, Build America Bond 6.750%, 08/01/49	400,000	578,348
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,845,000	1,877,122
University of California CA, Revenue 1.796%, 07/01/19	8,500,000	8,462,260

Total Municipals (Cost $11,012,921)		10,917,730

Short-Term Investments—2.0%

Repurchase Agreements—2.0%
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 01/02/19 with a maturity value of $106,717,428; collateralized by U.S. Treasury Bond at 4.375%, maturing 05/15/40 with a market value of $109,066,502.	106,700,000	106,700,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Schedule of Investments as of December 31, 2018

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.100%, due on 01/03/19 with a maturity value of $79,413,674, collateralized by U.S. Treasury Bond at 3.000%, maturing 11/15/45, with a market value of $81,146,509.	79,400,000	$79,400,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $7,053,657; collateralized by U.S. Treasury Note at 2.875%, maturing 09/30/23, with a market value of $7,197,148.	7,053,187	7,053,187
JPMorgan Securities LLC Repurchase Agreement dated 12/31/18 at 3.150%, due on 01/02/19 with a maturity value of $22,703,973; collateralized by U.S. Treasury Note at 2.500%, maturing 12/31/20, with a market value of $23,167,073.	22,700,000	22,700,000

Total Short-Term Investments (Cost $215,853,187)		215,853,187

Total Investments— 104.6% (Cost $11,748,742,091)		11,285,066,411
Other assets and liabilities (net)—(4.6)%		(498,022,050)

Net Assets—100.0%		$10,787,044,361

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust I. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $29,398,396.
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $44,764,823, which is 0.4% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Depreciation
JPY	20,900,000	UBSA	01/11/19	USD	184,501	$(6,246)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	12/16/19	550	USD	133,856,250	$412,138
S&P 500 Index E-Mini Futures	03/15/19	12,226	USD	1,531,428,760	(7,581,556)
U.S. Treasury Note 5 Year Futures	03/29/19	1,172	USD	134,413,750	2,187,028

Futures Contracts—Short
U.S. Treasury Note 10 Year Futures	03/20/19	(1,764)	USD	(215,235,563)	(5,115,138)

Net Unrealized Depreciation					$(10,097,528)

Glossary of Abbreviations

Counterparties

(UBSA)—	UBS AG

Currencies

(JPY)—	Japanese Yen
(USD)—	United States Dollar

Other Abbreviations

(CMO)—	Collateralized Mortgage Obligation
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Mutual Funds*	$7,655,809,695	$—	$—	$7,655,809,695
Total U.S. Treasury & Government Agencies*	—	3,225,934,190	—	3,225,934,190
Total Corporate Bonds & Notes*	—	156,322,125	—	156,322,125
Total Mortgage-Backed Securities*	—	20,229,484	—	20,229,484
Total Municipals	—	10,917,730	—	10,917,730
Total Short-Term Investments*	—	215,853,187	—	215,853,187
Total Investments	$7,655,809,695	$3,629,256,716	$—	$11,285,066,411

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(6,246)	$—	$(6,246)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,599,166	$—	$—	$2,599,166
Futures Contracts (Unrealized Depreciation)	(12,696,694)	—	—	(12,696,694)
Total Futures Contracts	$(10,097,528)	$—	$—	$(10,097,528)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a)	$3,629,256,716
Affiliated investments at value (b)	7,655,809,695
Cash denominated in foreign currencies (c)	388,416
Receivable for:
Affiliated investments sold	4,477,263
Fund shares sold	367,722
Interest	21,705,712
Variation margin on futures contracts	8,772,030
Prepaid expenses	9,736

Total Assets	11,320,787,290
Liabilities
Due to custodian	1,712,966
Cash collateral for TBAs	8,968,000
Unrealized depreciation on forward foreign currency exchange contracts	6,246
Payables for:
Investments purchased	79,400,000
TBA securities purchased	433,920,410
Fund shares redeemed	4,844,984
Accrued Expenses:
Management fees	2,137,313
Distribution and service fees	2,324,720
Deferred trustees’ fees	108,461
Other expenses	319,829

Total Liabilities	533,742,929

Net Assets	$10,787,044,361

Net Assets Consist of:
Paid in surplus	$11,208,140,423
Distributable earnings (Accumulated losses)	(421,096,062)

Net Assets	$10,787,044,361

Net Assets
Class B	$10,787,044,361
Capital Shares Outstanding*
Class B	1,087,580,530
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.92

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,628,277,709.
(b)	Identified cost of affiliated investments was $8,120,464,382.
(c)	Identified cost of cash denominated in foreign currencies was $389,291.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends from affiliated investments	$177,406,340
Interest	95,350,463

Total investment income	272,756,803
Expenses
Management fees	28,613,594
Administration fees	141,406
Custodian and accounting fees	200,034
Distribution and service fees—Class B	29,875,424
Interest expense	509,537
Audit and tax services	43,838
Legal	44,847
Trustees’ fees and expenses	33,732
Shareholder reporting	65,341
Insurance	23,674
Miscellaneous	39,643

Total expenses	59,591,070
Less management fee waiver	(531,813)

Net expenses	59,059,257

Net Investment Income	213,697,546

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(83,469,875)
Affiliated investments	85,223,098
Futures contracts	(256,911,467)
Foreign currency transactions	3,081
Forward foreign currency transactions	3,190
Capital gain distributions from affiliated investments	191,373,432

Net realized loss	(63,778,541)

Net change in unrealized depreciation on:
Investments	(36,090,162)
Affiliated investments	(930,766,204)
Futures contracts	(55,435,892)
Foreign currency transactions	(27,263)
Forward foreign currency transactions	(6,617)

Net change in unrealized depreciation	(1,022,326,138)

Net realized and unrealized loss	(1,086,104,679)

Net Decrease in Net Assets From Operations	$(872,407,133)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$213,697,546	$182,732,304
Net realized gain (loss)	(63,778,541)	980,000,078
Net change in unrealized appreciation (depreciation)	(1,022,326,138)	821,335,146

Increase (decrease) in net assets from operations	(872,407,133)	1,984,067,528

From Distributions to Shareholders (a)
Class B	(1,222,844,162)	(768,012,237)

Total distributions	(1,222,844,162)	(768,012,237)

Increase in net assets from capital share transactions	415,161,862	285,937,750

Total increase (decrease) in net assets	(1,680,089,433)	1,501,993,041

Net Assets
Beginning of period	12,467,133,794	10,965,140,753

End of period	$10,787,044,361	$12,467,133,794 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	14,066,539	$156,261,022	21,530,419	$242,442,739
Reinvestments	114,071,284	1,222,844,162	69,692,581	768,012,237
Redemptions	(87,050,674)	(963,943,322)	(63,667,989)	(724,517,226)

Net increase	41,087,149	$415,161,862	27,555,011	$285,937,750

Increase derived from capital shares transactions		$415,161,862		$285,937,750

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 10). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class B	$(183,677,040)	$(584,335,197)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $197,952,649 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.91	$10.76	$10.34	$11.70	$11.83

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.18	0.16	0.24	0.18
Net realized and unrealized gain (loss)	(0.98)	1.73	0.69	(0.68)	0.87

Total income (loss) from investment operations	(0.78)	1.91	0.85	(0.44)	1.05

Less Distributions
Distributions from net investment income	(0.20)	(0.18)	(0.31)	(0.24)	(0.22)
Distributions from net realized capital gains	(1.01)	(0.58)	(0.12)	(0.68)	(0.96)

Total distributions	(1.21)	(0.76)	(0.43)	(0.92)	(1.18)

Net Asset Value, End of Period	$9.92	$11.91	$10.76	$10.34	$11.70

Total Return (%) (b)	(7.36)	18.33	8.36	(4.09)	9.65

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.50	0.50	0.50	0.49	0.50
Gross ratio of expenses to average net assets excluding interest expense (%) (c)	0.49	0.50	0.50	0.49	0.50
Net ratio of expenses to average net assets (%) (c)(d)	0.49	0.50	0.49	0.49	0.50
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.49	0.49	0.49	0.49	0.50
Ratio of net investment income to average net assets (%) (e)	1.79	1.54	1.51	2.16	1.60
Portfolio turnover rate (%)	54 (f)	32 (f)	17	20	13
Net assets, end of period (in millions)	$10,787.0	$12,467.1	$10,965.1	$10,470.1	$11,130.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 24% and 8% or the years ended December 31, 2018 and 2017, respectively.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Balanced Plus Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 70% of its assets (the “Base Portion”) in other Portfolios of the Trust or of Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 30% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.
No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as Net realized gains in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2018, the Portfolio had a payment of $1,712,966 due to SSBT pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2018. The Portfolio’s average overdraft advances during the year ended December 31, 2018 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had investments in repurchase agreements with a gross value of $215,853,187, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

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Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the Portfolio had an outstanding reverse repurchase agreement balance for 1 day. The average amount of borrowings was $44,037,500 and the annualized weighted average interest rate was 2.342% during the 1 day period. There were no outstanding reverse repurchase agreements as of December 31, 2018.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2018, the Portfolio entered into secured borrowing transactions involving a U.S. Treasury security. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the Portfolio had an outstanding secured borrowing transaction balance for 164 days. For the year ended December 31, 2018, the Portfolio’s average amount of borrowings was $75,480,127 and the weighted average interest rate was 1.51% during the 164 day period.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might

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Notes to Financial Statements—December 31, 2018—(Continued)

result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$2,599,166	Unrealized depreciation on futures contracts (a) (b)	$5,115,138
Equity			Unrealized depreciation on futures contracts (a) (b)	7,581,556
Foreign Exchange			Unrealized depreciation on forward foreign currency exchange contracts	6,246

Total		$2,599,166		$12,702,940

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount*
UBS AG	$6,246	$—	$—	$6,246

*	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$3,190	$3,190
Futures contracts	(1,413,326)	(255,498,141)	—	(256,911,467)

	$(1,413,326)	$(255,498,141)	$3,190	$(256,908,277)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(6,617)	$(6,617)
Futures contracts	(2,515,972)	(52,919,920)	—	(55,435,892)

	$(2,515,972)	$(52,919,920)	$(6,617)	$(55,442,509)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$251,037
Futures contracts long	224,141,413
Futures contracts short	(153,900,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any

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Brighthouse Funds Trust I

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Notes to Financial Statements—December 31, 2018—(Continued)

amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$5,733,150,376	$760,526,208	$5,838,730,794	$919,899,512

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2018 were as follows:

Purchases	Sales
$3,649,055,816	$3,425,076,961

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with Pacific Investment Management Company LLC (the “Subadviser”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Subject to the supervision and direction of the Board, the Adviser supervises the Subadviser and has full discretion with respect to the retention or renewal of the subadvisory agreement. The Adviser pays the Subadviser a fee based on the Portfolio’s average daily net assets of the Overlay Portion of the Portfolio.

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Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by PIMCO) for the year ended December 31, 2018	% per annum	Average Daily Net Assets of the Overlay Portion
$24,077,135	0.725%	First $250 million
	0.700%	$250 million to $750 million
	0.675%	$750 million to $1 billion
	0.650%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2018	% per annum	Average Daily Net Assets of the Base Portion
$4,536,459	0.100%	First $500 million
	0.075%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays Brighthouse Investment Advisers a management fee through its investment in the Underlying Portfolios.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Overlay Portion of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets of the Overlay Portion
0.050%	First $250 million
0.025%	$250 million to $750 million
0.025%	$2.5 billion to $5 billion
0.050%	Over $5 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

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Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of December 31, 2018
Baillie Gifford International Stock Portfolio	$322,752,128	$23,090,074	$(19,661,964)	$7,885,560	$(64,279,683)	$269,786,115
BlackRock Bond Income Portfolio	814,891,426	67,663,587	(40,131,221)	(4,203,835)	(27,523,112)	810,696,845
BlackRock Capital Appreciation Portfolio	64,784,117	6,844,007	(23,436,804)	9,694,360	(13,241,468)	44,644,212
BlackRock High Yield Portfolio	121,191,207	6,235,263	(6,950,171)	(652,292)	(8,425,366)	111,398,641
Brighthouse Small Cap Value Portfolio	127,863,012	11,484,114	(9,851,725)	1,162,569	(27,413,635)	103,244,335
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	178,932,169	18,557,253	(12,328,142)	2,207,997	(30,167,252)	157,202,025
Brighthouse/Artisan International Portfolio	255,291,434	5,383,712	(19,231,098)	2,785,598	(31,106,306)	213,123,340
Brighthouse/Artisan Mid Cap Value Portfolio	191,477,535	10,697,719	(16,409,179)	4,711,554	(38,210,151)	152,267,478
Brighthouse/Dimensional International Small Company Portfolio	182,100,802	20,042,845	(14,767,594)	1,119,128	(51,145,336)	137,349,845
Brighthouse/Eaton Vance Floating Rate Portfolio	175,519,441	12,583,385	(15,475,387)	520,487	(6,103,898)	167,044,028
Brighthouse/Franklin Low Duration Total Return Portfolio	290,563,100	18,964,168	(19,533,928)	(1,153,048)	(2,882,865)	285,957,427
Brighthouse/Templeton International Bond Portfolio	287,142,956	12,011,394	(18,318,394)	(3,580,904)	7,375,677	284,630,729
Brighthouse/Wellington Core Equity Opportunities Portfolio	64,326,332	4,247,370	(12,072,700)	(2,549,158)	(1,247,367)	52,704,477
Brighthouse/Wellington Large Cap Research Portfolio	64,144,519	7,585,152	(9,624,111)	1,791,845	(12,306,764)	51,590,641
Clarion Global Real Estate Portfolio	109,393,386	8,039,268	(2,901,203)	223,647	(15,898,271)	98,856,827
ClearBridge Aggressive Growth Portfolio	63,261,786	2,198,904	(25,203,054)	13,628,161	(18,051,578)	35,834,219
Frontier Mid Cap Growth Portfolio	166,327,305	17,339,158	(23,420,279)	1,491,860	(25,539,937)	136,198,107
Harris Oakmark International Portfolio	445,707,144	75,193,893	(24,650,619)	7,846,053	(138,970,751)	365,125,720
Invesco Comstock Portfolio	65,424,339	3,513,938	(26,326,424)	10,194,496	(18,003,565)	34,802,784
Invesco Small Cap Growth Portfolio	97,473,308	24,971,171	(16,424,335)	(147,475)	(20,414,152)	85,458,517
Jennison Growth Portfolio	77,176,499	9,502,527	(24,821,945)	7,689,802	(14,688,682)	54,858,201
JPMorgan Core Bond Portfolio	582,324,704	47,280,596	(32,297,817)	(2,332,565)	(14,153,477)	580,821,441
JPMorgan Small Cap Value Portfolio	92,828,841	19,380,325	(5,813,882)	758,168	(21,693,896)	85,459,556
MFS Research International Portfolio	322,693,173	6,998,430	(24,566,647)	5,661,898	(52,978,591)	257,808,263
MFS Value Portfolio	64,203,837	3,937,077	(15,063,879)	2,741,780	(11,885,712)	43,933,103
Morgan Stanley Mid Cap Growth Portfolio	64,420,914	11,107,903	(21,576,106)	6,921,865	(9,870,707)	51,003,869
Neuberger Berman Genesis Portfolio	90,280,524	10,667,431	(14,167,586)	7,015,986	(22,138,063)	71,658,292
Oppenheimer Global Equity Portfolio	130,216,909	13,166,690	(12,984,231)	3,507,948	(30,927,999)	102,979,317
PIMCO Inflation Protected Bond Portfolio	235,065,418	13,372,672	(9,886,281)	(2,212,832)	(7,315,656)	229,023,321
PIMCO Total Return Portfolio	639,298,992	43,252,760	(36,108,538)	(3,834,909)	(6,554,584)	636,053,721
T. Rowe Price Large Cap Value Portfolio	64,270,659	4,731,030	(24,096,603)	5,134,360	(13,656,805)	36,382,641
T. Rowe Price Mid Cap Growth Portfolio	125,845,362	15,925,991	(19,106,973)	1,361,918	(18,242,931)	105,783,367
T. Rowe Price Small Cap Growth Portfolio	129,447,406	13,741,295	(21,366,528)	7,199,603	(23,797,841)	105,223,935
TCW Core Fixed Income Portfolio	641,193,405	48,613,254	(34,627,074)	(614,395)	(15,095,014)	639,470,176
Van Eck Global Natural Resources Portfolio	185,969,152	7,182,946	(23,529,956)	(3,856,942)	(43,910,392)	121,854,808
Wells Capital Management Mid Cap Value Portfolio	189,008,107	17,867,431	(10,185,182)	(1,119,723)	(40,101,686)	155,468,947
Western Asset Management Strategic Bond Opportunities Portfolio	392,970,377	28,917,133	(11,043,000)	(4,222)	(36,102,762)	374,737,526
Western Asset Management U.S. Government Portfolio	406,813,833	29,849,384	(25,423,447)	(1,771,245)	(4,095,626)	405,372,899

	$8,522,595,558	$702,141,250	$(723,384,007)	$85,223,098	$(930,766,204)	$7,655,809,695

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held December 31, 2018
Baillie Gifford International Stock Portfolio	$—	$3,510,079	$24,481,499
BlackRock Bond Income Portfolio	—	28,311,658	7,875,431
BlackRock Capital Appreciation Portfolio	6,741,032	63,605	1,149,735
BlackRock High Yield Portfolio	—	6,178,284	15,365,330
Brighthouse Small Cap Value Portfolio	6,661,144	1,594,307	7,625,136
Brighthouse/Aberdeen Emerging Markets Equity Portfolio	—	4,576,391	16,478,200
Brighthouse/Artisan International Portfolio	—	3,548,999	21,527,610
Brighthouse/Artisan Mid Cap Value Portfolio	9,514,228	1,126,712	718,751
Brighthouse/Dimensional International Small Company Portfolio	11,299,349	4,397,230	12,407,393
Brighthouse/Eaton Vance Floating Rate Portfolio	—	6,948,062	16,704,403
Brighthouse/Franklin Low Duration Total Return Portfolio	—	6,137,637	30,132,500
Brighthouse/Templeton International Bond Portfolio	—	—	27,877,642
Brighthouse/Wellington Core Equity Opportunities Portfolio	3,194,587	1,052,782	1,756,230
Brighthouse/Wellington Large Cap Research Portfolio	6,948,392	626,344	3,911,345
Clarion Global Real Estate Portfolio	—	6,552,900	9,221,719
ClearBridge Aggressive Growth Portfolio	1,852,693	328,567	2,203,826
Frontier Mid Cap Growth Portfolio	17,087,869	—	4,197,168
Harris Oakmark International Portfolio	16,472,820	7,840,551	30,026,786
Invesco Comstock Portfolio	2,933,019	345,909	2,624,644
Invesco Small Cap Growth Portfolio	12,582,786	—	6,825,760
Jennison Growth Portfolio	9,188,275	216,673	3,783,324
JPMorgan Core Bond Portfolio	—	17,871,347	57,966,212
JPMorgan Small Cap Value Portfolio	5,925,395	1,352,908	6,035,279
MFS Research International Portfolio	—	6,421,779	23,893,259
MFS Value Portfolio	3,174,900	756,078	3,181,253
Morgan Stanley Mid Cap Growth Portfolio	10,713,070	—	2,746,573
Neuberger Berman Genesis Portfolio	10,333,376	296,168	3,860,899
Oppenheimer Global Equity Portfolio	11,216,981	1,485,270	5,035,663
PIMCO Inflation Protected Bond Portfolio	—	4,390,767	23,931,382
PIMCO Total Return Portfolio	—	10,425,157	55,843,171
T. Rowe Price Large Cap Value Portfolio	3,732,115	800,544	1,270,344
T. Rowe Price Mid Cap Growth Portfolio	15,898,574	—	10,381,096
T. Rowe Price Small Cap Growth Portfolio	10,306,077	149,854	4,956,379
TCW Core Fixed Income Portfolio	—	16,934,750	64,075,168
Van Eck Global Natural Resources Portfolio	—	272,913	15,866,512
Wells Capital Management Mid Cap Value Portfolio	15,596,750	2,240,578	15,609,332
Western Asset Management Strategic Bond Opportunities Portfolio	—	20,920,281	29,553,433
Western Asset Management U.S. Government Portfolio	—	9,731,256	35,280,496

	$191,373,432	$177,406,340

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$11,808,096,470

Gross unrealized appreciation	114,427,801
Gross unrealized depreciation	(637,458,735)

Net unrealized appreciation (depreciation)	$(523,030,934)

BHFTI-21

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$568,754,281	$358,271,149	$654,089,881	$409,741,088	$1,222,844,162	$768,012,237

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$235,102,580	$—	$(523,030,934)	$(133,059,244)	$(420,987,598)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $133,059,244.

10. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-22

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse Balanced Plus Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Balanced Plus Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Balanced Plus Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent, custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-25

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-26

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-27

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-28

Brighthouse Funds Trust I

Brighthouse Balanced Plus Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse Balanced Plus Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Company LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Dow Jones Moderate Index, for the three-year and five-year periods ended September 30, 2018, and underperformed its benchmark for the one-year period ended September 30, 2018. The Board also took into account that the Portfolio underperformed its other benchmark, the Balanced Plus Narrow Index, for the one-, three- and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median and Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board also took into account that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-29

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A and B shares of the Brighthouse Small Cap Value Portfolio returned -14.97% and -15.23%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned -12.86%.

MARKET ENVIRONMENT / CONDITIONS

2018 was a tale of two very different market environments. The first nine months of the year saw growth and momentum strategies significantly outperform. The U.S. equity markets and small cap value stocks took a dramatic shift for the last three months of the year as volatility increased significantly and concerns surrounding tighter monetary policy actions, potentially peak growth/margins, and continued trade tensions worried investors. The fourth quarter brought a focus toward widening high yield credit spreads, balance sheet strength, and cash flow stability.

Although behind their growth counterpart, small-cap value stocks were generating positive performance for the year until October, when investors grew concerned over rising interest rates and an uncertain global growth picture, which led to a selloff in equities. For the full year, the Russell 2000 Value Index declined 12.86%. Small-cap value companies underperformed both mid-cap value and large-cap value, with the Russell Midcap Value Index falling 12.29% and the Russell 1000 Value Index declining 8.27% during the year. Within small-cap stocks, growth fell by less than value, with the Russell 2000 Growth Index declining 9.31%.

During the year, the Federal Open Market Committee (the “FOMC”) increased the federal funds rate by 0.25 percentage points four times during the year and ended at a target range of 2.25%-2.50%. December guidance from Federal Reserve Chairman Jerome Powell seemed to be more dovish than earlier in the year, in which we believe may signal the Fed to remain accommodative. Inflation, as measured by the Core U.S. Consumer Price Index for goods and services (excluding those with high volatility such as food and energy), remained above the FOMC’s 2% objective at 2.2% for the 12-months ended December 31, 2018.

The third-quarter gross domestic product growth rate remained strong at 3.4%, keeping the U.S. economy on pace to potentially grow by 3% this year and making 2018 the first year above 3% since 2005. The unemployment rate remained historically low at 3.9% in December and we were seeing consistent wage growth, albeit at reasonable levels. After three months with a survey result above 135, the Conference Board Consumer Confidence Index posted a December survey result of 128.1. This still suggested to us that the economy should continue to expand in the short term. We continued to monitor the potential impact from tariffs with China as well as the stronger dollar, though on a relative basis, small-cap companies would be less affected than large-cap companies. These readings kept us cautiously optimistic about the U.S. economy.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Small Cap Value Portfolio is constructed in a multi-manager sleeve structure, with each of the two sleeves comprising roughly 50% of Portfolio assets.

The following commentary was provided by Delaware Investments Fund Advisers.

The Portfolio sleeve underperformed the Russell 2000 Value Index during the year. Underperformance was broad-based a result of stock selection in the Information Technology (“IT”), Industrials, Financials, Materials, Real Estate, and Utilities sectors. Additionally, an overweight allocation in the Materials sector and relative underweight positions in both Real Estate and Utilities detracted. Stock selection in the Consumer Discretionary and Health Care sectors contributed to relative performance.

Stock selection in the IT sector detracted during the year. Shares of semiconductor and integrated circuits manufacturer Tower Semiconductor, Ltd. slid over the year. The company’s earnings reports during the year were lower than expected as management worked to reduce the company’s lower-margin business in favor of increasing its higher-margin business lines. As the stock’s price declined during the year, we increased the Portfolio’s position in Tower Semiconductor as we believed in management’s ability to execute on its planned shift in business mix, which in our view, should benefit the company’s financials. Shares of CommScope Holding Co., Inc. experienced two sharp declines during the year. In May, CommScope sold off after the company cut its full-year profitability expectations, the result of unanticipated price pressure from several major North American telecommunications operators. During the fourth quarter, in conjunction with its fiscal third-quarter earnings release, CommScope announced an accretive acquisition of ARRIS International plc. Investors seemed to view the purchase negatively, which weighed on the stock’s price. We trimmed the Portfolio’s position in CommScope during the period while we continued to evaluate the company’s financials prior to the closing of the ARRIS acquisition. We continued to view CommScope’s valuation as attractive given the company’s strong cash-flow generation, but we remained cautious the transaction will increase the company’s debt level.

In the Materials sector, the Portfolio’s position in Olin Corp., a commodity chemical company that primarily produces chlorine, caustic soda, epoxy, and derivative chlorine products, declined during the year. A rise in the input costs across its businesses and a temporary demand imbalance in the chlor-alkali market resulted in a modest reversal of caustic soda pricing gains that had been realized over the previous 18 months. Further, the decline in Olin’s share price during the year coincided with the company’s reporting of its highest adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) since the acquisition of the DowDuPont Chlorine Products businesses. We maintained the Portfolio’s position in Olin

BHFTI-1

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, Inc.

Portfolio Manager Commentary*—(Continued)

as the company traded at an attractive valuation and has returned cash to shareholders through debt pay down, dividends, and opportunistic stock repurchases.

In the Health Care sector, shares of healthcare product company, STERIS plc, contributed to the Portfolio’s relative performance over the period. Early in the year, shares of STERIS were trading at a relative discount to its peers in the healthcare equipment and supplies industry. While the industry performed well during the year, STERIS experienced strong fundamental trends, prompting an increase to earnings guidance, which bolstered share appreciation. During the year, we trimmed the Portfolio’s position in STERIS as the stock’s valuation gap relative to its peers narrowed, but we continued to hold the position at period end.

Within Financials, Validus Holdings, Ltd., a Bermuda-based reinsurer and provider of specialty insurance products, was a lead contributor to Portfolio performance during the year. The Portfolio’s position in Validus contributed as American International Group acquired the company in a cash deal worth $5.4 billion that closed in July 2018. We exited the Portfolio’s position in Validus shortly after the deal was announced.

In Consumer Discretionary, drive-in restaurant operator Sonic Corp. was a contributor during the year. In September, Sonic announced plans to be acquired at a premium, in cash, by privately owned Inspire Brands. The Portfolio’s position in Sonic was closed out for cash when the deal closed in December 2018.

The Portfolio ended the review period with overweights to sectors where we viewed valuations and free-cash-flow generation as more attractive. The Portfolio’s largest relative overweights were in the Materials, Industrials, and IT sectors. The Portfolio’s largest underweight sectors were in the Real Estate, Utilities, and Consumer Staples sectors. The Real Estate and Utilities sectors remained less attractive relative to the available investment opportunities in other areas of the market.

Christopher S. Beck

Steven G. Catricks

Kent P. Madden

Kelly A. McKee

Portfolio Managers

Delaware Investments Fund Advisers

The following commentary was provided by Wells Capital Management, Inc.

The Portfolio sleeve underperformed the Russell 2000 Value Index over the 12-month period. Relative sector weight differences were largely the driver for the Portfolio’s underperformance. An overweight and stock selection in the second-worst performing Materials sector as well as positioning in the Financials sector and an underweight in the best-performing Utilities sector were the largest detractors from relative performance. On the positive side, stock selection in the Consumer Discretionary sector and an underweight to Energy added value to relative performance. The Portfolio also benefited from its exposure to cash.

The Materials sector faced significant pressure in 2018 as a result of rising input costs and trade concerns for much of the year. The Portfolio’s sizeable relative overweight along with security selection within the sector detracted from performance. Within the sector, Eagle Materials, Inc. was the largest relative detractor in the period. Eagle Materials is a leading U.S. supplier of heavy construction materials such as cement, concrete, and aggregates, light building materials (gypsum wallboard, gypsum paperboard), and materials used for oil & gas extraction. We have owned the company for many years in the Portfolio and believe they have been historically great allocators of capital with underappreciated financial flexibility. The stock was pressured this past year as higher input costs and project delays impacted margins and overall sentiment. We believe many of the issues impacting the stock are temporary since the company has shown the ability to pass on rising costs in the form of price increases and continued to view the company as having an attractive long-term reward-to-risk opportunity.

The Portfolio’s positioning in the Financials sector detracted from performance during the past 12-months. Stock selection was the primary detractor although the Portfolio’s meaningful underweight in the sector hindered performance as the Financials sector fared better during the challenging market environment. The Portfolio’s exposure to asset managers negatively impacted relative performance. Asset management companies Westwood Holdings Group, Inc. and Artisan Partners Asset Management detracted from performance as active management assets under management and fund flows were under pressure during the year.

The Portfolio’s moderate underweight to the Utilities sector detracted from performance as the Utilities sector was the best performing sector in small cap value over the time period and were viewed as a safe haven during the increased market volatility. Our sector weightings were primarily a byproduct of the bottom up opportunities we find within each sector. Although we have added slightly to our utility exposure we continued to be largely underweight over the period as we have found better reward-to-risk opportunities elsewhere.

On the positive side, security selection in the Consumer Discretionary sector was the largest contributor to performance during the past twelve months. Within the sector, Denny’s Corp. added the most value. Denny’s operates as a family restaurant chain under the Denny’s restaurant brand. The company has a diverse menu offering provided throughout the day and has over 1,700 stores worldwide. The company has been able to generate positive same store sales over the past few years and continued to implement strategic initiatives to

BHFTI-2

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Managed by Delaware Investments Fund Advisers and Wells Capital Management, Inc.

Portfolio Manager Commentary*—(Continued)

expand menu offerings to its customers. Shares significantly rallied during the fourth quarter as the company announced it would refranchise 90-125 company-owned stores to bring its franchise mix from 90% to approximately 96%. The initiative provided over $100 million in proceeds and significant costs savings in rent and other general and administrative expenses. We viewed this as extremely positive as we believe it leads to accelerated free cash flow that unlocks the balance sheet and leads to accelerated capital deployment for investors over time. We remained confident in the long-term prospects of the business and saw reward to risk valuation as favorable.

The Portfolio’s underweight to Energy contributed to relative performance as Energy was the worst performing sector in the index driven by the sell-off in crude oil prices and widening high yield credit spreads. We continued to be underweight the sector as we await more attractive reward to risk opportunities to emerge.

During the 12-month period, the Portfolio increased its underweight to the Health Care and Real Estate sectors. In Health Care, we exited a few names that we felt the reward was no longer worth the potential downside risk. Within Real Estate, a few of the Portfolio’s holdings were acquired at attractive premiums. We reallocated much of that capital into the Financials, Consumer Staples, and IT sectors.

As of December 31, 2018, the Portfolio was highly diversified across sectors and industries, with the goal being to own companies that presented to us the best opportunity to deliver alpha over the next 3 to 5 years, while at the same time ensuring relative protection of capital in times of market stress. At period-end, the Portfolio’s largest relative overweight positions were in the Industrials and Materials sectors. Within Industrials, the Portfolio owned an eclectic group of names we believed to possess strong competitive advantages, sustainable free cash flow, and flexible balance sheets. In Materials, the overweight was primarily due to opportunities we have found in the containers and packaging industry as well as the specialty chemical industry. The Portfolio’s largest underweights were in the Financials and Real Estate sectors. Within Financials, the underweight was primarily to banks, where many of the stocks do not meet our strict criteria of having to possess long-term competitive advantages. In the Real Estate sector, we were not finding enough companies that presented attractive valuations on a reward-to-risk basis; as such the Portfolio remained largely underweight the sector at period-end.

James Tringas

Bryant VanCronkhite

Robert Rifkin

Portfolio Managers

Wells Capital Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-3

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Brighthouse Small Cap Value Portfolio
Class A	-14.97	3.90	10.22
Class B	-15.23	3.64	9.93
Russell 2000 Value Index	-12.86	3.61	10.40

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Hancock Whitney Corp.	1.4
Hanover Insurance Group, Inc. (The)	1.3
East West Bancorp, Inc.	1.2
Denny’s Corp.	1.2
UMB Financial Corp.	1.2
Mueller Industries, Inc.	1.1
Innospec, Inc.	1.1
MasTec, Inc.	1.1
Eagle Materials, Inc.	1.1
ITT, Inc.	1.1

Top Sectors

% of Net Assets
Financials	24.1
Industrials	18.0
Information Technology	11.2
Materials	10.0
Consumer Discretionary	9.1
Real Estate	5.3
Consumer Staples	4.8
Energy	4.2
Utilities	3.5
Health Care	2.6

BHFTI-4

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.77%	$1,000.00	$827.60	$3.55
	Hypothetical*	0.77%	$1,000.00	$1,021.32	$3.92

Class B (a)	Actual	1.02%	$1,000.00	$826.50	$4.70
	Hypothetical*	1.02%	$1,000.00	$1,020.06	$5.19

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—94.2% of Net Assets

Security Description	Shares	Value

Auto Components—0.3%
Standard Motor Products, Inc.	31,400	$1,520,702
Tenneco, Inc. - Class A	35,900	983,301

		2,504,003

Banks—16.0%
Associated Banc-Corp.	300,635	5,949,567
Bank of Hawaii Corp. (a)	32,800	2,208,096
Bank of NT Butterfield & Son, Ltd. (The)	64,300	2,015,805
Boston Private Financial Holdings, Inc.	201,400	2,128,798
Community Bank System, Inc. (a)	65,900	3,841,970
East West Bancorp, Inc.	231,900	10,094,607
First Citizens BancShares, Inc. - Class A	18,309	6,903,408
First Financial Bancorp	208,700	4,950,364
First Hawaiian, Inc.	354,405	7,977,656
First Interstate BancSystem, Inc. - Class A	110,800	4,050,848
First Midwest Bancorp, Inc.	205,900	4,078,879
FNB Corp.	469,500	4,619,880
Great Western Bancorp, Inc.	176,200	5,506,250
Hancock Whitney Corp.	341,602	11,836,509
Iberiabank Corp.	76,563	4,921,470
NBT Bancorp, Inc.	109,400	3,784,146
Prosperity Bancshares, Inc. (a)	76,700	4,778,410
Renasant Corp. (a)	193,689	5,845,534
S&T Bancorp, Inc.	80,000	3,027,200
South State Corp. (a)	70,606	4,232,830
UMB Financial Corp. (a)	158,281	9,650,393
Umpqua Holdings Corp.	312,600	4,970,340
Valley National Bancorp	478,500	4,249,080
Webster Financial Corp.	159,500	7,861,755
WesBanco, Inc.	108,700	3,988,203

		133,471,998

Beverages—0.5%
Cott Corp.	305,477	4,258,349

Building Products—2.3%
CSW Industrials, Inc. (b)	141,723	6,852,307
Griffon Corp.	129,117	1,349,273
Quanex Building Products Corp.	220,090	2,991,023
Simpson Manufacturing Co., Inc. (a)	150,087	8,124,209

		19,316,812

Capital Markets—2.9%
Apollo Investment Corp. (a)	182,570	2,263,868
Artisan Partners Asset Management, Inc. - Class A (a)	208,057	4,600,140
Legg Mason, Inc.	95,600	2,438,756
Main Street Capital Corp. (a)	70,100	2,370,081
New Mountain Finance Corp. (a)	233,892	2,942,362
Stifel Financial Corp.	141,000	5,840,220
Westwood Holdings Group, Inc.	100,393	3,413,362

		23,868,789

Chemicals—5.2%
Ferro Corp. (b)	83,006	1,301,534
HB Fuller Co.	129,100	5,508,697

Security Description	Shares	Value

Chemicals—(Continued)
Innospec, Inc.	150,986	$9,324,895
Minerals Technologies, Inc.	27,589	1,416,419
Olin Corp.	302,800	6,089,308
PolyOne Corp.	112,975	3,231,085
PQ Group Holdings, Inc. (b)	111,038	1,644,473
Quaker Chemical Corp. (a)	11,301	2,008,301
Scotts Miracle-Gro Co. (The)	36,300	2,230,998
Sensient Technologies Corp. (a)	94,029	5,251,520
Trinseo S.A.	121,400	5,557,692

		43,564,922

Commercial Services & Supplies—3.4%
ACCO Brands Corp.	324,709	2,201,527
Brady Corp. - Class A	100,594	4,371,815
Deluxe Corp. (a)	165,527	6,362,858
Ennis, Inc. (a)	277,514	5,342,145
Knoll, Inc.	144,252	2,377,273
LSC Communications, Inc. (a)	50,290	352,030
UniFirst Corp.	22,800	3,261,996
Viad Corp.	88,744	4,445,187

		28,714,831

Communications Equipment—1.4%
CommScope Holding Co., Inc. (b)	143,690	2,355,079
NETGEAR, Inc. (a) (b)	87,655	4,560,689
NetScout Systems, Inc. (b)	94,390	2,230,436
Viavi Solutions, Inc. (b)	220,100	2,212,005

		11,358,209

Construction & Engineering—1.4%
MasTec, Inc. (a) (b)	227,875	9,242,610
Primoris Services Corp.	145,600	2,785,328

		12,027,938

Construction Materials—1.1%
Eagle Materials, Inc.	148,693	9,074,734

Containers & Packaging—1.8%
Berry Global Group, Inc. (b)	176,903	8,408,199
Silgan Holdings, Inc. (a)	272,140	6,427,947

		14,836,146

Distributors—0.2%
Core-Mark Holding Co., Inc.	76,899	1,787,902

Diversified Consumer Services—0.4%
Liberty Tax, Inc.	50,810	596,001
Service Corp. International	77,100	3,104,046

		3,700,047

Diversified Telecommunication Services—0.1%
Consolidated Communications Holdings, Inc. (a)	58,326	576,261

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—2.2%
ALLETE, Inc.	48,800	$3,719,536
El Paso Electric Co.	75,100	3,764,763
Hawaiian Electric Industries, Inc. (a)	204,288	7,481,027
IDACORP, Inc.	41,539	3,865,619

		18,830,945

Electrical Equipment—1.8%
Atkore International Group, Inc. (b)	423,434	8,400,930
EnerSys	74,957	5,817,413
Nvent Electric plc	44,578	1,001,222

		15,219,565

Electronic Equipment, Instruments & Components—4.3%
AVX Corp.	194,272	2,962,648
Badger Meter, Inc. (a)	39,408	1,939,268
Belden, Inc. (a)	101,127	4,224,075
Coherent, Inc. (a) (b)	28,868	3,051,636
Flex, Ltd. (b)	240,700	1,831,727
Novanta, Inc. (b)	111,822	7,044,786
Orbotech, Ltd. (b)	54,817	3,099,353
Tech Data Corp. (a) (b)	66,776	5,462,945
TTM Technologies, Inc. (b)	202,776	1,973,010
Vishay Intertechnology, Inc. (a)	266,100	4,792,461

		36,381,909

Energy Equipment & Services—2.1%
C&J Energy Services, Inc. (a) (b)	109,482	1,478,007
Dril-Quip, Inc. (b)	54,000	1,621,620
Forum Energy Technologies, Inc. (a) (b)	102,818	424,638
Helix Energy Solutions Group, Inc. (b)	338,900	1,833,449
KLX Energy Services Holdings, Inc. (b)	21,280	499,016
Oil States International, Inc. (a) (b)	112,210	1,602,359
Patterson-UTI Energy, Inc. (a)	669,770	6,932,120
Rowan Cos. plc - Class A (a) (b)	258,500	2,168,815
TETRA Technologies, Inc. (b)	486,602	817,491

		17,377,515

Entertainment—0.5%
Cinemark Holdings, Inc. (a)	111,400	3,988,120

Equity Real Estate Investment Trusts—5.2%
Acadia Realty Trust (a)	115,671	2,748,343
Brandywine Realty Trust	338,500	4,356,495
Healthcare Realty Trust, Inc.	133,500	3,796,740
Highwoods Properties, Inc.	105,400	4,077,926
Lexington Realty Trust	413,100	3,391,551
Life Storage, Inc.	42,200	3,924,178
Outfront Media, Inc.	273,300	4,952,196
Pebblebrook Hotel Trust	137,007	3,878,668
RPT Realty	224,900	2,687,555
Summit Hotel Properties, Inc.	266,200	2,590,126
Washington Real Estate Investment Trust	325,156	7,478,588

		43,882,366

Security Description	Shares	Value

Food Products—2.6%
Hostess Brands, Inc. (a) (b)	263,124	$2,878,577
J&J Snack Foods Corp. (a)	61,494	8,891,417
Nomad Foods, Ltd. (b)	434,543	7,265,559
TreeHouse Foods, Inc. (a) (b)	60,561	3,071,048

		22,106,601

Gas Utilities—0.7%
Southwest Gas Holdings, Inc.	72,000	5,508,000

Health Care Equipment & Supplies—1.2%
Avanos Medical, Inc. (a) (b)	103,380	4,630,390
STERIS plc	47,900	5,118,115

		9,748,505

Health Care Providers & Services—0.3%
Hanger, Inc. (b)	113,518	2,151,166

Hotels, Restaurants & Leisure—4.7%
Cheesecake Factory, Inc. (The) (a)	67,800	2,949,978
Choice Hotels International, Inc.	68,300	4,888,914
Cracker Barrel Old Country Store, Inc. (a)	11,400	1,822,404
Denny’s Corp. (a) (b)	613,020	9,937,054
Dine Brands Global, Inc. (a)	132,698	8,935,883
International Speedway Corp. - Class A	82,200	3,605,292
Texas Roadhouse, Inc.	36,200	2,161,140
Wendy’s Co. (The) (a)	318,899	4,978,014

		39,278,679

Household Durables—1.3%
Dixie Group, Inc. (The) (b)	117,240	82,408
Helen of Troy, Ltd. (a) (b)	41,207	5,405,534
Meritage Homes Corp. (b)	143,000	5,250,960
Skyline Champion Corp.	27,473	403,579

		11,142,481

Household Products—1.6%
Central Garden and Pet Co. (b)	142,848	4,921,114
Central Garden and Pet Co. - Class A (b)	104,376	3,261,750
Spectrum Brands Holdings, Inc.	127,221	5,375,087

		13,557,951

Insurance—4.6%
American Equity Investment Life Holding Co.	195,400	5,459,476
Hanover Insurance Group, Inc. (The)	90,778	10,600,147
ProAssurance Corp. (a)	145,950	5,919,732
Selective Insurance Group, Inc.	128,190	7,811,898
Stewart Information Services Corp.	133,014	5,506,780
White Mountains Insurance Group, Ltd.	3,774	3,236,922

		38,534,955

IT Services—0.8%
Conduent, Inc. (a) (b)	154,997	1,647,618
MAXIMUS, Inc.	25,320	1,648,079
Sykes Enterprises, Inc. (b)	144,029	3,561,837

		6,857,534

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—6.9%
Altra Industrial Motion Corp.	91,800	$2,308,770
Barnes Group, Inc.	78,000	4,182,360
Douglas Dynamics, Inc.	132,240	4,746,094
EnPro Industries, Inc.	45,800	2,752,580
Franklin Electric Co., Inc.	191,041	8,191,838
Global Brass & Copper Holdings, Inc.	199,143	5,008,446
Hillenbrand, Inc.	120,686	4,577,620
ITT, Inc.	186,300	8,992,701
Kadant, Inc.	51,291	4,178,165
Mueller Industries, Inc. (a)	401,583	9,380,979
NN, Inc. (a)	195,708	1,313,201
Rexnord Corp. (b)	83,500	1,916,325

		57,549,079

Marine—0.2%
Kirby Corp. (a) (b)	28,500	1,919,760

Media—1.5%
AH Belo Corp. - Class A	329,328	1,109,836
Cable One, Inc.	5,200	4,264,520
Gannett Co., Inc.	236,544	2,017,720
Meredith Corp. (a)	50,600	2,628,164
New Media Investment Group, Inc. (a)	185,344	2,144,430

		12,164,670

Metals & Mining—0.1%
Compass Minerals International, Inc. (a)	26,742	1,114,874

Mortgage Real Estate Investment Trusts—0.4%
Apollo Commercial Real Estate Finance, Inc. (a)	194,670	3,243,202

Multi-Utilities—0.6%
Black Hills Corp. (a)	80,600	5,060,068

Oil, Gas & Consumable Fuels—2.1%
Berry Petroleum Corp.	106,410	931,088
Callon Petroleum Co. (a) (b)	160,845	1,043,884
Delek U.S. Holdings, Inc.	110,100	3,579,351
Oasis Petroleum, Inc. (a) (b)	368,200	2,036,146
Penn Virginia Corp. (b)	41,577	2,247,653
QEP Resources, Inc. (a) (b)	523,502	2,947,316
SM Energy Co.	227,700	3,524,796
Whiting Petroleum Corp. (b)	54,099	1,227,506

		17,537,740

Paper & Forest Products—1.8%
Louisiana-Pacific Corp.	116,200	2,581,964
Neenah, Inc. (a)	146,738	8,645,803
Schweitzer-Mauduit International, Inc.	150,963	3,781,623

		15,009,390

Pharmaceuticals—1.2%
Catalent, Inc. (b)	92,500	2,884,150
Innoviva, Inc. (a) (b)	164,412	2,868,989

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Prestige Consumer Healthcare, Inc. (a) (b)	127,687	$3,942,975

		9,696,114

Professional Services—0.3%
Korn/Ferry International	63,854	2,524,787

Road & Rail—0.7%
Saia, Inc. (b)	36,900	2,059,758
Werner Enterprises, Inc. (a)	132,700	3,919,958

		5,979,716

Semiconductors & Semiconductor Equipment—2.9%
Brooks Automation, Inc. (a)	61,756	1,616,772
Cabot Microelectronics Corp.	57,168	5,450,969
Cirrus Logic, Inc. (b)	58,400	1,937,712
DSP Group, Inc. (b)	126,085	1,412,152
MaxLinear, Inc. (a) (b)	121,800	2,143,680
ON Semiconductor Corp. (b)	246,300	4,066,413
Teradyne, Inc.	151,500	4,754,070
Tower Semiconductor, Ltd. (U.S. Listed Shares) (b)	173,500	2,557,390

		23,939,158

Software—1.2%
Cision, Ltd. (b)	102,285	1,196,735
PTC, Inc. (b)	10,100	837,290
Synopsys, Inc. (b)	94,700	7,977,528

		10,011,553

Specialty Retail—0.7%
Asbury Automotive Group, Inc. (b)	31,400	2,093,124
Buckle, Inc. (The) (a)	56,661	1,095,824
Caleres, Inc.	106,800	2,972,244
Christopher & Banks Corp. (a) (b)	294,068	136,800

		6,297,992

Technology Hardware, Storage & Peripherals—0.7%
GlassBridge Enterprises, Inc. (b) (c)	114,401	16,932
NCR Corp. (a) (b)	236,539	5,459,320

		5,476,252

Textiles, Apparel & Luxury Goods—1.3%
Delta Apparel, Inc. (b)	98,527	1,697,620
Steven Madden, Ltd.	217,131	6,570,384
Wolverine World Wide, Inc. (a)	95,000	3,029,550

		11,297,554

Trading Companies & Distributors—0.7%
Aircastle, Ltd.	77,135	1,329,807
H&E Equipment Services, Inc.	113,400	2,315,628
WESCO International, Inc. (b)	39,900	1,915,200

		5,560,635

Total Common Stocks (Cost $826,200,477)		788,009,777

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Mutual Fund—0.4%

Security Description	Shares/ Principal Amount*	Value

Investment Company Security—0.4%
iShares Russell 2000 ETF (a) (Cost $2,693,224)	21,236	$2,843,500

Preferred Stock—0.2%

Industrial Conglomerates—0.2%
Steel Partners Holdings L.P., 6.000%, 02/07/26 (Cost $1,866,830)	82,483	1,750,289

Rights—0.0%

Chemicals—0.0%
A. Schulman, Inc. (b) (Cost $243,013)	127,232	243,013

Short-Term Investment—5.1%

Repurchase Agreement—5.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $42,329,180; collateralized by U.S. Treasury Notes at 2.875%, maturing 09/30/23, with a market value of $43,177,781.	42,326,359	42,326,359

Total Short-Term Investments (Cost $42,326,359)		42,326,359

Securities Lending Reinvestments (d)—15.3%

Certificates of Deposit—9.8%
Banco Del Estado De Chile New York
2.695%, 1M LIBOR + 0.240%, 01/17/19 (e)	4,000,000	3,999,964
2.820%, 1M LIBOR + 0.350%, 05/20/19 (e)	1,000,000	999,979
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (e)	4,000,000	4,001,596
Barclays Bank plc
2.500%, 02/01/19	1,000,000	999,871
2.547%, 1M LIBOR + 0.200%, 02/04/19 (e)	5,000,000	4,999,525
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (e)	2,000,000	1,999,196
Canadian Imperial Bank of Commerce
2.556%, 3M LIBOR + 0.120%, 01/14/19 (e)	2,000,000	1,999,744
2.740%, 1M LIBOR + 0.270%, 07/19/19 (e)	2,000,000	1,999,188
Citibank N.A. 2.490%, 02/04/19	3,000,000	2,999,583
Commonwealth Bank of Australia
2.617%, 3M LIBOR + 0.140%, 04/23/19 (e)	1,500,000	1,500,005
2.642%, 1M LIBOR + 0.210%, 09/13/19 (e)	2,500,000	2,500,000
Credit Industriel et Commercial Zero Coupon, 01/25/19	1,974,456	1,996,600
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (e)	3,000,000	3,000,075

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	2,500,000	$2,499,815
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	1,984,975	1,997,960
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (e)	2,000,000	2,000,012
Natixis New York
2.705%, 3M LIBOR + 0.090%, 05/10/19 (e)	4,000,000	3,997,480
2.731%, 3M LIBOR + 0.190%, 02/01/19 (e)	1,500,000	1,499,664
Royal Bank of Canada New York
2.650%, 1M LIBOR + 0.250%, 01/11/19 (e)	2,500,000	2,500,020
2.665%, 1M LIBOR + 0.210%, 09/17/19 (e)	4,000,000	3,995,908
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (e)	3,000,000	2,999,754
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (e)	4,000,000	3,999,884
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (e)	4,000,000	3,998,532
Sumitomo Mitsui Banking Corp., New York
2.559%, 1M LIBOR + 0.180%, 03/05/19 (e)	3,000,000	2,999,289
Svenska Handelsbanken AB
2.620%, 3M LIBOR + 0.100%, 04/30/19 (e)	4,000,000	3,999,820
2.767%, 1M LIBOR + 0.380%, 12/10/19 (e)	1,000,000	999,967
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (e)	5,000,000	4,995,240
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (e)	3,000,000	3,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (e)	3,500,000	3,499,978

		81,978,649

Commercial Paper—2.0%
Bank of China, Ltd. 2.690%, 01/17/19	1,986,550	1,997,652
ING Funding LLC
2.707%, 1M LIBOR + 0.320%, 02/08/19 (e)	2,000,000	2,000,186
2.725%, 3M LIBOR + 0.110%, 05/10/19 (e)	3,000,000	2,999,646
Matchpoint Finance plc 2.890%, 05/08/19	2,956,409	2,967,759
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (e)	1,000,000	999,890
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (e)	5,000,000	5,001,225
Westpac Banking Corp. 2.659%, 3M LIBOR + 0.070%, 08/07/19 (e)	1,000,000	999,343

		16,965,701

Repurchase Agreements—3.5%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $5,038,333; collateralized by various Common Stock with an aggregate market value of $5,500,917.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $2,005,425; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $2,176,637.	2,000,000	$2,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $503,757; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $510,000.	500,000	500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $300,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $306,000.	300,000	300,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $500,069; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $510,000.	500,000	500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $200,031; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $204,000.	200,000	200,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $2,655,109; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $2,707,780.	2,654,685	2,654,685
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,015,027; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $3,526,297; collateralized by various Common Stock with an aggregate market value of $3,850,000.	3,500,000	3,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $200,028; collateralized by various Common Stock with an aggregate market value of $222,642.	200,000	200,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $700,100; collateralized by various Common Stock with an aggregate market value of $779,249.	700,000	700,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $3,001,511; collateralized by various Common Stock with an aggregate market value of $3,339,966.	3,000,000	$3,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $500,070; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $547,738.	500,000	500,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,000,141; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,095,476.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $400,199; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $438,190.	400,000	400,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $4,001,991; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $4,381,904.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $2,801,394; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $3,067,332.	2,800,000	2,800,000

		29,254,685

Total Securities Lending Reinvestments (Cost $128,217,096)		128,199,035

Total Investments—115.2% (Cost $1,001,546,999)		963,371,973
Other assets and liabilities (net)—(15.2)%		(126,881,890)

Net Assets—100.0%		$836,490,083

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $125,593,166 and the collateral received consisted of cash in the amount of $128,157,076. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Illiquid security. As of December 31, 2018, these securities represent 0.0% of net assets.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Schedule of Investments as of December 31, 2018

(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/ agent based on current market conditions. For certain asset- and mortgage- backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ETF)—	Exchange-Traded Fund
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$787,078,689	$931,088	$—	$788,009,777
Total Mutual Fund*	2,843,500	—	—	2,843,500
Total Preferred Stock*	1,750,289	—	—	1,750,289
Total Rights*	—	243,013	—	243,013
Total Short-Term Investment*	—	42,326,359	—	42,326,359
Total Securities Lending Reinvestments*	—	128,199,035	—	128,199,035
Total Investments	$791,672,478	$171,699,495	$—	$963,371,973

Collateral for Securities Loaned (Liability)	$—	$(128,157,076)	$—	$(128,157,076)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$963,371,973
Receivable for:
Investments sold	1,104,919
Fund shares sold	67,713
Dividends and interest	1,256,857
Prepaid expenses	2,816

Total Assets	965,804,278
Liabilities
Collateral for securities loaned	128,157,076
Payables for:
Fund shares redeemed	235,249
Accrued Expenses:
Management fees	543,420
Distribution and service fees	79,313
Deferred trustees’ fees	123,956
Other expenses	175,181

Total Liabilities	129,314,195

Net Assets	$836,490,083

Net Assets Consist of:
Paid in surplus	$786,631,337
Distributable earnings (Accumulated losses)	49,858,746

Net Assets	$836,490,083

Net Assets
Class A	$475,256,123
Class B	361,233,960
Capital Shares Outstanding*
Class A	35,105,827
Class B	26,975,211
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.54
Class B	13.39

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,001,546,999.
(b)	Includes securities loaned at value of $125,593,166.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$17,774,978
Non-cash dividends	1,256,395
Interest	135,659
Securities lending income	936,112

Total investment income	20,103,144
Expenses
Management fees	7,556,433
Administration fees	39,936
Custodian and accounting fees	101,166
Distribution and service fees—Class B	1,112,644
Audit and tax services	44,662
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	64,657
Insurance	6,547
Miscellaneous	18,284

Total expenses	9,023,152
Less management fee waiver	(135,194)
Less broker commission recapture	(11,640)

Net expenses	8,876,318

Net Investment Income	11,226,826

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	78,799,441
Foreign currency transactions	100,941

Net realized gain	78,900,382

Net change in unrealized depreciation on investments	(236,955,141)

Net realized and unrealized loss	(158,054,759)

Net Decrease in Net Assets From Operations	$(146,827,933)

(a)	Net of foreign withholding taxes of $10,953.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,226,826	$13,266,139
Net realized gain	78,900,382	57,258,145
Net change in unrealized appreciation (depreciation)	(236,955,141)	45,342,197

Increase (decrease) in net assets from operations	(146,827,933)	115,866,481

From Distributions to Shareholders (a)
Class A	(38,377,763)	(25,906,573)
Class B	(28,767,956)	(21,268,088)

Total distributions	(67,145,719)	(47,174,661)

Increase (decrease) in net assets from capital share transactions	8,457,978	(82,624,121)

Total decrease in net assets	(205,515,674)	(13,932,301)

Net Assets
Beginning of period	1,042,005,757	1,055,938,058

End of period	$836,490,083	$1,042,005,757 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	3,317,126	$56,541,259	333,143	$5,167,439
Reinvestments	2,307,743	38,377,763	1,664,947	25,906,573
Redemptions	(3,788,801)	(64,435,146)	(4,203,985)	(68,407,297)

Net increase (decrease)	1,836,068	$30,483,876	(2,205,895)	$(37,333,285)

Class B
Sales	1,468,714	$23,349,871	1,473,749	$23,407,049
Reinvestments	1,745,628	28,767,956	1,379,253	21,268,088
Redemptions	(4,510,263)	(74,143,725)	(5,642,717)	(89,965,973)

Net decrease	(1,295,921)	$(22,025,898)	(2,789,715)	$(45,290,836)

Increase (decrease) derived from capital shares transactions		$8,457,978		$(82,624,121)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(6,240,516)	$(19,666,057)
Class B	(4,282,752)	(16,985,336)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $12,144,384 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.01	$15.94	$12.62	$20.51	$21.04

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.23	0.18	0.19	0.08
Net realized and unrealized gain (loss)	(2.53)	1.61	3.69	(0.62)	0.30

Total income (loss) from investment operations	(2.33)	1.84	3.87	(0.43)	0.38

Less Distributions
Distributions from net investment income	(0.22)	(0.19)	(0.18)	(0.08)	(0.06)
Distributions from net realized capital gains	(0.92)	(0.58)	(0.37)	(7.38)	(0.85)

Total distributions	(1.14)	(0.77)	(0.55)	(7.46)	(0.91)

Net Asset Value, End of Period	$13.54	$17.01	$15.94	$12.62	$20.51

Total Return (%) (b)	(14.97)	11.98	31.56	(5.20)	1.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.78	0.79	0.77	0.77
Net ratio of expenses to average net assets (%) (c)	0.77	0.78	0.78	0.77	0.76
Ratio of net investment income to average net assets (%)	1.23	1.41	1.34	1.21	0.38
Portfolio turnover rate (%)	29	22	27	35	135
Net assets, end of period (in millions)	$475.3	$566.0	$565.6	$564.5	$646.7

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.84	$15.79	$12.50	$20.36	$20.89

Income (Loss) from Investment Operations
Net investment income (a)	0.16	0.18	0.15	0.15	0.03
Net realized and unrealized gain (loss)	(2.52)	1.60	3.65	(0.61)	0.30

Total income (loss) from investment operations	(2.36)	1.78	3.80	(0.46)	0.33

Less Distributions
Distributions from net investment income	(0.17)	(0.15)	(0.14)	(0.02)	(0.01)
Distributions from net realized capital gains	(0.92)	(0.58)	(0.37)	(7.38)	(0.85)

Total distributions	(1.09)	(0.73)	(0.51)	(7.40)	(0.86)

Net Asset Value, End of Period	$13.39	$16.84	$15.79	$12.50	$20.36

Total Return (%) (b)	(15.23)	11.70	31.25	(5.41)	1.72

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.03	1.04	1.02	1.02
Net ratio of expenses to average net assets (%) (c)	1.02	1.03	1.03	1.02	1.01
Ratio of net investment income to average net assets (%)	0.97	1.16	1.11	0.95	0.16
Portfolio turnover rate (%)	29	22	27	35	135
Net assets, end of period (in millions)	$361.2	$476.0	$490.4	$432.0	$531.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-16

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $42,326,359. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $29,254,685. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-17

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(127,486,997)	$—	$—	$—	$(127,486,997)
Mutual Funds	(670,079)	—	—	—	(670,079)
Total	$(128,157,076)	$—	$—	$—	$(128,157,076)
Total Borrowings	$(128,157,076)	$—	$—	$—	$(128,157,076)
Gross amount of recognized liabilities for securities lending transactions					$(128,157,076)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$282,235,114	$0	$346,594,245

BHFTI-18

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$7,556,433	0.750%	First $1 billion
	0.700%	Over $1 billion

Brighthouse Investment Advisers has entered into investment subadvisory agreements with respect to managing the Portfolio. Delaware Investments Fund Advisers and Wells Capital Management Incorporated are compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.050%	Over $1 billion

An identical agreement was in place for the period November 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-19

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,003,860,483
Gross unrealized appreciation	94,529,980
Gross unrealized depreciation	(135,018,490)

Net unrealized appreciation (depreciation)	$(40,488,510)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$16,286,548	$10,523,268	$50,859,171	$36,651,393	$67,145,719	$47,174,661

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$15,992,970	$74,478,244	$(40,488,510)	$—	$49,982,704

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-20

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Brighthouse Small Cap Value Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Brighthouse Small Cap Value Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Brighthouse Small Cap Value Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-23

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-24

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-25

Brighthouse Funds Trust I

Brighthouse Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Brighthouse Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Delaware Investments Fund Advisers and Wells Capital Management Incorporated regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three-, and five-year periods ended June 30, 2018. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2018, and underperformed the average of its Morningstar Category for the one-year period ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one-, three- and five-year periods ended September 30, 2018. In addition, the Board noted that the Sub-Advisers did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Clarion Global Real Estate Portfolio returned -8.36%, -8.64%, and -8.60%, respectively. The Portfolio’s benchmark, the FTSE EPRA/NAREIT Developed Index1, returned -5.63%.

MARKET ENVIRONMENT / CONDITIONS

Global real estate stocks finished with a -5.6% total return for the year, modestly outperforming the broader global equities market. Listed real estate company returns trailed broader market equities for much of the year until the fourth quarter when they were “down less” as investors became more defensive, seeking the stability and dividend yield of listed real estate. Equity markets became particularly volatile late in the year on concerns of slowing global economic growth and elevated geopolitical risk. These concerns increasingly brought into question the magnitude of a corporate earnings slowdown, economic deceleration and monetary policy which has been tightening globally, led by the U.S. Federal Reserve Bank which raised its policy rate four times in 2018 to a 2.25-2.5% target range by the end of the year. The yield on the U.S. 10-year Treasury bond reflected increased concerns of an economic slowdown by finishing the year at 2.68%, up from 2.41% one year ago.

Investor sentiment and geopolitical concerns overshadowed the continued improvement in real estate fundamentals in many parts of the world in 2018. Property companies in the Asia-Pacific region delivered the best performance for the year, down a modest -1.9%, as Japanese property companies delivered a positive total return, 6.2%, helping to offset underperformance elsewhere in the region. Asian property companies suffered from negative sentiment from the ongoing trade tariff dispute between the U.S. and China, which impacted the returns of development companies in Hong Kong and Singapore. The Americas region delivered a total return of -5.0% as U.S. Real Estate Investment Trusts (“REITs”) performed slightly better than their Canadian counterparts. Meanwhile, European property companies were beset by worries surrounding the Brexit process and Italy’s budget, and finished the year as the poorest-performing region for the year, down almost 13%.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio underperformed the benchmark during the period. For the year, underperformance was driven by poor positioning in the U.S. and the Asia-Pacific Region. The largest drivers of U.S. underperformance were an underweight to the outperforming Health Care and Net Lease sectors combined with an overweight to the underperforming Technology sector. Based on our fundamental work, Health Care and Net Lease sectors looked relatively unattractive with below-average earnings growth and above-average valuations. In Technology, we viewed the sector as attractively valued and we believed offered the best forward earnings growth and traded at a reasonable price. However, the Portfolio’s exposure to the data center stocks declined with the broader technology sector sell-off during the second half of the year as technology stocks underperformed the REIT market.

In the Asia-Pacific Region, underperformance was driven by the Portfolio’s positioning in real estate operating companies. These stocks began to underperform when the tariff/trade war headlines began hitting the newswire in early summer and continued to lag for the remainder of the year. We continued to hold positions in many of these companies as they continued to generate mid-single digit earnings growth and traded at double-digit discounts to NAV despite earnings growth, which by our underwriting process, was not connected to the trade wars.

The Portfolio’s positioning within Europe over the period benefited relative performance. Stock selection was additive across Continental Europe and the United Kingdom (“U.K.”). On the Continent, we avoided many retail names that underperformed as the result of growing concerns of how increased on-line shopping will impact brick and mortar companies. In northern Europe, positioning in Swedish companies added value from strong rental demand. In the U.K., the Portfolio benefited from select positioning, especially in the Industrial sector.

At period end, we were positive on property types and markets with valuations that were attractive relative to their growth. In the U.S., we favored the Residential, Self-Storage, Class-A Mall, and Technology companies (data centers and cell towers). We also preferred exposure to grocery-anchored shopping centers and west coast urban offices. Within residential, we liked manufactured housing, single family home-for-rent companies, and apartment REITs, which we believed benefited from firming demand, particularly in the coastal markets.

In the Asia-Pacific region, at period end, we favored Hong Kong property companies which were showing strong growth relative to real estate valuations. We continued to monitor elevated geopolitical risk surrounding trade friction between the U.S. and China which has weighed on the stocks during the period. The Tokyo office market continued to experience improved rental growth as vacancies have fallen below 2% in the central business district (5 central wards), a level at which landlords saw increased pricing power.

In Europe, at period end, we favored the U.K. niche sectors of Student Housing, Self-Storage, and the Industrial sector, which continued to generate robust earnings growth on strong fundamentals in our view. In Continental Europe, we preferred property companies in markets we believed offered superior growth, including Spain and the Nordic region and were cautious on retail. We continued to like German residential given its attractive combination of yield and growth.

We were cautious and selective in markets and property types that appeared expensive relative to the rate of earnings growth. These included Singapore, Canada, and the U.S. Lodging, Net Lease, skilled nursing and suburban office sectors, but also Class-B mall/shopping center companies globally. In Australia, our outlook was mixed as

BHFTI-1

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Managed by CBRE Clarion Securities, LLC

Portfolio Manager Commentary*—(Continued)

property companies benefited from an attractive combination of yield and growth, although strength in property fundamentals ranged from a robust office market, to an uncertain retail market and a residential market which was encountering affordability issues. Increased merger and acquisition activity however was generating an underlying bid for the Australian REITs.

T. Ritson Ferguson

Steven D. Burton

Joseph P. Smith

Portfolio Managers

CBRE Clarion Securities, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

A $10,000 INVESTMENT COMPARED TO THE FTSE EPRA/NAREIT DEVELOPED INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Clarion Global Real Estate Portfolio
Class A	-8.36	2.92	8.46
Class B	-8.64	2.65	8.18
Class E	-8.60	2.74	8.29
FTSE EPRA /NAREIT Developed Index	-5.63	4.34	9.65

1 The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and Real Estate Investment Trusts worldwide.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Simon Property Group, Inc. (REIT)	5.0
ProLogis, Inc. (REIT)	3.6
Welltower, Inc. (REIT)	3.6
CK Asset Holdings, Ltd.	2.8
Equity Residential (REIT)	2.8
Extra Space Storage, Inc. (REIT)	2.8
AvalonBay Communities, Inc. (REIT)	2.7
Vonovia SE	2.7
Mitsui Fudosan Co., Ltd.	2.5
Link REIT (The) (REIT)	2.2

Top Countries

% of Net Assets
United States	53.6
Japan	11.5
Hong Kong	8.6
Germany	5.7
Australia	4.3
United Kingdom	4.0
Sweden	3.4
Singapore	2.3
Canada	1.9
Spain	1.5

BHFTI-3

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Clarion Global Real Estate Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A	Actual	0.63%	$1,000.00	$933.00	$3.07
	Hypothetical*	0.63%	$1,000.00	$1,022.03	$3.21

Class B	Actual	0.88%	$1,000.00	$931.80	$4.28
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

Class E	Actual	0.78%	$1,000.00	$932.10	$3.80
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—99.4% of Net Assets

Security Description	Shares	Value

Australia—4.3%
Dexus (REIT)	1,774,934	$13,274,224
Goodman Group (REIT)	709,862	5,313,296
GPT Group (The) (REIT)	3,928,821	14,776,880
Mirvac Group (REIT)	12,132,823	19,141,852

		52,506,252

Belgium—1.0%
Shurgard Self Storage S.A. (a)	173,285	4,811,669
Warehouses De Pauw CVA (REIT)	56,725	7,487,370

		12,299,039

Canada—1.9%
Canadian Apartment Properties REIT	242,286	7,862,049
Chartwell Retirement Residences	774,600	7,756,213
First Capital Realty, Inc.	501,500	6,924,462

		22,542,724

China—0.5%
China Overseas Land & Investment, Ltd.	1,924,000	6,621,921

Germany—5.7%
ADO Properties S.A.	110,819	5,794,214
Grand City Properties S.A.	388,432	8,423,760
LEG Immobilien AG	121,492	12,685,601
TAG Immobilien AG	436,968	9,974,778
Vonovia SE	725,762	32,939,363

		69,817,716

Hong Kong—8.6%
CK Asset Holdings, Ltd.	4,717,500	34,304,536
Link REIT (The) (REIT)	2,720,400	27,396,084
New World Development Co., Ltd.	9,639,000	12,662,298
Sun Hung Kai Properties, Ltd.	585,000	8,294,711
Wharf Real Estate Investment Co., Ltd.	1,482,219	8,810,709
Wheelock & Co., Ltd.	2,312,000	13,130,709

		104,599,047

Ireland—0.7%
Green REIT plc (REIT)	2,712,541	4,188,837
Hibernia REIT plc (REIT)	2,969,802	4,247,735

		8,436,572

Japan—11.5%
Aeon Mall Co., Ltd.	419,400	6,709,712
AEON REIT Investment Corp. (REIT)	5,017	5,785,065
Hulic Co., Ltd.	1,106,395	9,900,611
Hulic Reit, Inc. (REIT)	4,812	7,469,494
Japan Hotel REIT Investment Corp. (REIT)	19,083	13,650,018
Kenedix Office Investment Corp. (REIT)	737	4,703,245
Kenedix Retail REIT Corp. (REIT)	1,784	4,046,141
LaSalle Logiport (REIT)	6,523	6,320,744
MCUBS MidCity Investment Corp.	4,205	3,327,957
Mitsui Fudosan Co., Ltd.	1,382,974	30,643,083
Mori Hills REIT Investment Corp. (REIT)	9,689	12,194,471

Japan—(Continued)
Nomura Real Estate Holdings, Inc.	461,200	8,414,684
Orix JREIT, Inc. (REIT)	10,864	18,068,290
Tokyo Tatemono Co., Ltd.	921,500	9,496,292

		140,729,807

Norway—0.4%
Entra ASA	394,566	5,240,355

Singapore—2.3%
CapitaLand Commercial Trust (REIT)	5,196,100	6,657,855
CapitaLand, Ltd.	6,820,300	15,511,568
Mapletree Logistics Trust (REIT)	6,850,294	6,325,119

		28,494,542

Spain—1.5%
Inmobiliaria Colonial Socimi S.A. (REIT)	1,025,883	9,535,472
Lar Espana Real Estate Socimi S.A. (REIT)	353,366	3,004,248
Merlin Properties Socimi S.A. (REIT)	481,668	5,951,243

		18,490,963

Sweden—3.4%
Castellum AB	833,418	15,341,165
Fabege AB	852,956	11,355,243
Kungsleden AB	679,113	4,823,556
Pandox AB	271,158	4,506,399
Wihlborgs Fastigheter AB	463,352	5,368,753

		41,395,116

United Kingdom—4.0%
Grainger plc	2,168,126	5,796,752
Land Securities Group plc (REIT)	1,665,024	17,068,338
Safestore Holdings plc (REIT)	758,002	4,884,032
Segro plc (REIT)	1,393,823	10,455,019
UNITE Group plc (The) (REIT)	987,089	10,127,007

		48,331,148

United States—53.6%
Alexandria Real Estate Equities, Inc. (REIT)	224,746	25,899,729
American Campus Communities, Inc. (REIT)	341,223	14,123,220
AvalonBay Communities, Inc. (REIT)	192,060	33,428,043
Brixmor Property Group, Inc. (REIT)	776,269	11,403,392
Columbia Property Trust, Inc. (REIT)	518,607	10,035,045
Cousins Properties, Inc. (REIT) (b)	1,457,732	11,516,083
Crown Castle International Corp. (REIT) (b)	113,141	12,290,507
CubeSmart (REIT)	629,574	18,062,478
CyrusOne, Inc. (REIT) (b)	387,395	20,485,448
Douglas Emmett, Inc. (REIT)	571,940	19,520,312
Duke Realty Corp. (REIT)	466,267	12,076,315
Equinix, Inc. (REIT)	59,206	20,873,667
Equity Residential (REIT)	514,911	33,989,275
Extra Space Storage, Inc. (REIT) (b)	373,986	33,838,253
Healthcare Trust of America, Inc. (REIT) - Class A	748,932	18,955,469
Hilton Worldwide Holdings, Inc.	197,496	14,180,213
Hudson Pacific Properties, Inc. (REIT)	555,126	16,131,962
Invitation Homes, Inc. (REIT) (b)	940,838	18,892,027

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
JBG SMITH Properties (REIT) (b)	269,879	$9,394,488
Liberty Property Trust (REIT)	217,691	9,116,899
MGM Growth Properties LLC (REIT) - Class A	365,713	9,658,480
Mid-America Apartment Communities, Inc. (REIT)	137,553	13,163,822
Piedmont Office Realty Trust, Inc. (REIT) - Class A	468,715	7,986,904
ProLogis, Inc. (REIT)	758,775	44,555,268
Regency Centers Corp. (REIT)	415,025	24,353,667
Simon Property Group, Inc. (REIT) (b)	362,313	60,864,961
STORE Capital Corp. (REIT)	661,171	18,717,751
Sun Communities, Inc. (REIT)	206,375	20,990,401
Taubman Centers, Inc. (REIT) (b)	186,616	8,489,162
Tier REIT, Inc. (REIT) (b)	226,437	4,671,395
VEREIT, Inc. (REIT) (b)	2,180,328	15,589,345
VICI Properties, Inc. (REIT)	985,501	18,507,709
Welltower, Inc. (REIT) (b)	640,912	44,485,702

		656,247,392

Total Common Stocks (Cost $1,263,010,760)		1,215,752,594

Short-Term Investment—0.0%

Repurchase Agreement—0.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $163,354; collateralized by U.S. Treasury Note at 2.750%, maturing 02/15/24, with a market value of $168,002.	163,343	163,343

Total Short-Term Investments (Cost $163,343)		163,343

Securities Lending Reinvestments (c)—3.5%

Certificates of Deposit—2.7%
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (d)	1,000,000	1,000,399
Barclays Bank plc 2.500%, 02/01/19	2,000,000	1,999,742
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (d)	1,500,000	1,499,808
China Construction Bank Corp. 2.550%, 01/07/19	1,500,000	1,500,000
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (d)	1,000,000	1,000,003
2.642%, 1M LIBOR + 0.210%, 09/13/19 (d)	2,000,000	2,000,000
Credit Industriel et Commercial Zero Coupon, 01/25/19	987,228	998,300
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (d)	2,000,000	2,000,012
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (d)	1,500,000	1,499,055
Royal Bank of Canada New York 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	3,000,000	2,996,931

Certificates of Deposit—(Continued)
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (d)	2,000,000	1,999,112
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	2,000,000	1,999,942
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (d)	1,500,000	1,499,449
Sumitomo Mitsui Banking Corp., New York 2.559%, 1M LIBOR + 0.180%, 03/05/19 (d)	500,000	499,881
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (d)	1,000,000	999,955
2.767%, 1M LIBOR + 0.380%, 12/10/19 (d)	2,000,000	1,999,934
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	3,000,000	2,997,144
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (d)	2,000,000	2,000,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (d)	2,000,000	2,001,735
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	1,000,000	999,994

		33,491,396

Commercial Paper—0.5%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (d)	1,000,000	999,723
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (d)	1,000,000	1,000,000
ING Funding LLC
2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	2,500,000	2,500,232
2.725%, 3M LIBOR + 0.110%, 05/10/19 (d)	1,000,000	999,882
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (d)	1,000,000	999,890

		6,499,727

Repurchase Agreements—0.3%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $100,014; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $102,000.	100,000	100,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $200,028; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $204,000.	200,000	200,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $100,015; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $102,000.	100,000	100,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $2,085,992; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $2,127,373	2,085,660	$2,085,660
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,000,141; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,095,476	1,000,000	1,000,000

		3,485,660

Total Securities Lending Reinvestments (Cost $43,484,055)		43,476,783

Total Investments—102.9% (Cost $1,306,658,158)		1,259,392,720
Other assets and liabilities (net)—(2.9)%		(35,551,001)

Net Assets—100.0%		$1,223,841,719

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $42,427,593 and the collateral received consisted of cash in the amount of $43,472,888. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Ten Largest Industries as of December 31, 2018 (Unaudited)	% of Net Assets
Office REIT’s	14.4
Real Estate Operating Companies	12.7
Residential REIT’s	12.5
Retail REIT’s	11.6
Specialized REIT’s	10.5
Diversified REIT’s	9.4
Diversified Real Estate Activities	8.0
Industrial REIT’s	7.6
Health Care REITs	5.2
Real Estate Development	3.3

Glossary of Abbreviations

Other Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$52,506,252	$—	$52,506,252
Belgium	—	12,299,039	—	12,299,039
Canada	22,542,724	—	—	22,542,724
China	—	6,621,921	—	6,621,921
Germany	—	69,817,716	—	69,817,716
Hong Kong	—	104,599,047	—	104,599,047
Ireland	—	8,436,572	—	8,436,572
Japan	—	140,729,807	—	140,729,807
Norway	—	5,240,355	—	5,240,355
Singapore	—	28,494,542	—	28,494,542
Spain	—	18,490,963	—	18,490,963
Sweden	—	41,395,116	—	41,395,116
United Kingdom	—	48,331,148	—	48,331,148
United States	656,247,392	—	—	656,247,392
Total Common Stocks	678,790,116	536,962,478	—	1,215,752,594
Total Short-Term Investment*	—	163,343	—	163,343
Total Securities Lending Reinvestments*	—	43,476,783	—	43,476,783
Total Investments	$678,790,116	$580,602,604	$—	$1,259,392,720

Collateral for Securities Loaned (Liability)	$—	$(43,472,888)	$—	$(43,472,888)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,259,392,720
Receivable for:
Investments sold	10,447,477
Fund shares sold	78,033
Dividends and interest	5,436,804
Prepaid expenses	3,706

Total Assets	1,275,358,740
Liabilities
Collateral for securities loaned	43,472,888
Payables for:
Investments purchased	5,711,270
Fund shares redeemed	1,047,290
Accrued Expenses:
Management fees	667,279
Distribution and service fees	102,945
Deferred trustees’ fees	123,956
Other expenses	391,393

Total Liabilities	51,517,021

Net Assets	$1,223,841,719

Net Assets Consist of:
Paid in surplus	$1,295,326,184
Distributable earnings (Accumulated losses)	(71,484,465)

Net Assets	$1,223,841,719

Net Assets
Class A	$747,155,708
Class B	448,769,913
Class E	27,916,098
Capital Shares Outstanding*
Class A	69,722,184
Class B	42,100,224
Class E	2,607,950
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.72
Class B	10.66
Class E	10.70

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,306,658,158.
(b)	Includes securities loaned at value of $42,427,593.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$44,202,389
Interest	58,285
Securities lending income	393,052

Total investment income	44,653,726
Expenses
Management fees	8,460,370
Administration fees	51,887
Custodian and accounting fees	245,779
Distribution and service fees—Class B	1,280,176
Distribution and service fees—Class E	47,730
Audit and tax services	57,929
Legal	45,091
Trustees’ fees and expenses	33,731
Shareholder reporting	144,606
Insurance	9,104
Miscellaneous	55,832

Total expenses	10,432,235
Less broker commission recapture	(355,682)

Net expenses	10,076,553

Net Investment Income	34,577,173

Net Realized and Unrealized Loss
Net realized loss on:
Investments	(10,086,101)
Foreign currency transactions	(283,801)

Net realized loss	(10,369,902)

Net change in unrealized appreciation (depreciation) on:
Investments	(143,821,583)
Foreign currency transactions	1,883

Net change in unrealized depreciation	(143,819,700)

Net realized and unrealized loss	(154,189,602)

Net Decrease in Net Assets From Operations	$(119,612,429)

(a)	Net of foreign withholding taxes of $2,008,544.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$34,577,173	$28,533,141
Net realized gain (loss)	(10,369,902)	61,529,846
Net change in unrealized appreciation (depreciation)	(143,819,700)	60,908,001

Increase (decrease) in net assets from operations	(119,612,429)	150,970,988

From Distributions to Shareholders (a)
Class A	(51,833,298)	(31,659,271)
Class B	(30,467,944)	(19,152,946)
Class E	(1,905,209)	(1,281,387)

Total distributions	(84,206,451)	(52,093,604)

Decrease in net assets from capital share transactions	(62,140,603)	(14,376,539)

Total increase (decrease) in net assets	(265,959,483)	84,500,845

Net Assets
Beginning of period	1,489,801,202	1,405,300,357

End of period	$1,223,841,719	$1,489,801,202 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	2,400,395	$28,212,238	3,000,757	$35,395,533
Reinvestments	4,530,883	51,833,298	2,658,209	31,659,271
Redemptions	(8,966,532)	(102,922,321)	(3,793,271)	(45,389,852)

Net increase (decrease)	(2,035,254)	$(22,876,785)	1,865,695	$21,664,952

Class B
Sales	1,237,941	$14,381,495	1,812,039	$21,355,171
Reinvestments	2,674,973	30,467,944	1,613,559	19,152,946
Redemptions	(7,095,623)	(81,675,763)	(6,097,322)	(72,464,144)

Net decrease	(3,182,709)	$(36,826,324)	(2,671,724)	$(31,956,027)

Class E
Sales	127,079	$1,486,657	132,261	$1,572,074
Reinvestments	166,685	1,905,209	107,589	1,281,387
Redemptions	(504,627)	(5,829,360)	(582,672)	(6,938,925)

Net decrease	(210,863)	$(2,437,494)	(342,822)	$(4,085,464)

Decrease derived from capital shares transactions		$(62,140,603)		$(14,376,539)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $41,340,947 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.45	$11.64	$11.78	$12.43	$11.14

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.25	0.30	0.25	0.24
Net realized and unrealized gain (loss)	(1.29)	1.01	(0.16)	(0.40)	1.26

Total income (loss) from investment operations	(0.99)	1.26	0.14	(0.15)	1.50

Less Distributions
Distributions from net investment income	(0.74)	(0.45)	(0.28)	(0.50)	(0.21)

Total distributions	(0.74)	(0.45)	(0.28)	(0.50)	(0.21)

Net Asset Value, End of Period	$10.72	$12.45	$11.64	$11.78	$12.43

Total Return (%) (b)	(8.36)	10.97	1.15	(1.23)	13.67

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.66	0.66	0.65	0.64	0.64
Ratio of net investment income to average net assets (%)	2.60	2.07	2.54	2.03	2.07
Portfolio turnover rate (%)	106	91	42	44	39 (c)
Net assets, end of period (in millions)	$747.2	$893.7	$813.3	$887.3	$1,228.3

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.39	$11.58	$11.72	$12.36	$11.09

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.22	0.27	0.22	0.22
Net realized and unrealized gain (loss)	(1.30)	1.01	(0.16)	(0.39)	1.24

Total income (loss) from investment operations	(1.03)	1.23	0.11	(0.17)	1.46

Less Distributions
Distributions from net investment income	(0.70)	(0.42)	(0.25)	(0.47)	(0.19)

Total distributions	(0.70)	(0.42)	(0.25)	(0.47)	(0.19)

Net Asset Value, End of Period	$10.66	$12.39	$11.58	$11.72	$12.36

Total Return (%) (b)	(8.64)	10.74	0.87	(1.40)	13.27

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.91	0.91	0.90	0.89	0.89
Ratio of net investment income to average net assets (%)	2.34	1.81	2.29	1.81	1.84
Portfolio turnover rate (%)	106	91	42	44	39 (c)
Net assets, end of period (in millions)	$448.8	$561.1	$555.2	$605.2	$691.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.44	$11.62	$11.77	$12.41	$11.13

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.23	0.28	0.23	0.23
Net realized and unrealized gain (loss)	(1.30)	1.02	(0.17)	(0.39)	1.25

Total income (loss) from investment operations	(1.02)	1.25	0.11	(0.16)	1.48

Less Distributions
Distributions from net investment income	(0.72)	(0.43)	(0.26)	(0.48)	(0.20)

Total distributions	(0.72)	(0.43)	(0.26)	(0.48)	(0.20)

Net Asset Value, End of Period	$10.70	$12.44	$11.62	$11.77	$12.41

Total Return (%) (b)	(8.60)	10.90	0.90	(1.30)	13.42

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.81	0.81	0.80	0.79	0.79
Ratio of net investment income to average net assets (%)	2.44	1.91	2.38	1.91	1.92
Portfolio turnover rate (%)	106	91	42	44	39 (c)
Net assets, end of period (in millions)	$27.9	$35.1	$36.7	$40.0	$45.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Clarion Global Real Estate Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accummulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and expired capital loss carryforwards. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTI-14

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $163,343 . Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $3,485,660. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,460,337,077	$0	$1,559,625,919

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$8,460,370	0.700%	First $200 million
	0.650%	$200 million to $750 million
	0.550%	Over $750 million

BHFTI-16

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. CBRE Clarion Securities LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,331,456,834

Gross unrealized appreciation	36,572,065
Gross unrealized depreciation	(108,636,178)

Net unrealized appreciation (depreciation)	$(72,064,113)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$84,206,451	$52,093,604	$—	$—	$84,206,451	$52,093,604

BHFTI-17

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$40,101,446	$—	$(72,054,498)	$(39,407,457)	$(71,360,509)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

During the year ended December 31, 2018, $87,695,205 of capital loss carryforwards expired.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $39,407,457.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-18

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Clarion Global Real Estate Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Clarion Global Real Estate Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Clarion Global Real Estate Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-23

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-24

Brighthouse Funds Trust I

Clarion Global Real Estate Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Clarion Global Real Estate Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and CBRE Clarion Securities LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-, three-, and five-year period ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median and Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size and were the lowest in the Expense Group.

BHFTI-25

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Investments, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the ClearBridge Aggressive Growth Portfolio returned -6.81%, -7.06%, and -6.94%, respectively. The Portfolio’s benchmark, the Russell 3000 Growth Index1, returned -2.12%.

MARKET ENVIRONMENT/CONDITIONS

U.S. equities sold off sharply in the fourth quarter to end the year with losses. Disappointing results from mega cap technology and internet companies, U.S.-China trade tensions and fears of slowing global growth were significant contributors to the S&P 500 Index’s 4.38% decline over the period, and its first annual loss since the global financial crisis. The benchmark Russell 3000 Growth Index saw all its gains erased in a fourth quarter correction and finished the year down 2.12%. That was still better by 646 basis points than its value counterpart.

Crude oil prices fell more than 21% during the year as oversupply from U.S. shale drillers, Saudi Arabia, and Russia were made worse by the perception of lower demand from slowing global growth. The Energy sector (-32.83%) was by far the worst performer in the benchmark. Declines in the share prices of exploration & production and oil services companies were exaggerated by negative sentiment toward the sector that was capped by year-end tax-loss selling and the liquidation of commodity-focused hedge funds.

Momentum among the largest growth companies in the market weakened as the year progressed, yet the Information Technology (“IT”) and Consumer Discretionary sectors were the leading performers for the year. Health Care stocks held their own during the year, finishing as one of just four sectors with gains for the year.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

During the 12-month period ended December 31, 2018, the Portfolio’s overall stock selection and sector allocation detracted from relative performance. In particular, an overweight to the Energy sector and stock selection in the IT, Consumer Discretionary, and Industrials sectors accounted for most of the Portfolio’s underperformance for the year.

In terms of individual positions, leading detractors from relative Portfolio performance for the period included Weatherford International, Allergan, Comcast, Core Laboratories, and Anadarko Petroleum.

Weatherford International is an oilfield equipment and services provider. The stock fell sharply on lingering concerns about its liquidity position as the company must become free cash flow positive to meet its heavy debt obligations. We believe Weatherford has enough cash on hand to continue its deleveraging program and continued to hold the position at period end.

Allergan is a specialty pharmaceutical maker offering branded and generic drugs including Botox as well as over-the-counter treatments. Shares traded lower despite solid operating results as investors viewed recent results as disappointing and feared new competition for existing franchises. We maintained confidence in the company over solid growth in its core franchises with an underappreciated clinical pipeline, in our view.

Comcast is a diversified media programming and distribution provider with such assets as NBCUniversal. Weak subscriber growth held back the media conglomerate early in the year although the shares rallied after Comcast won a bidding war for Sky, a deal that provides the company global scale.

Core Laboratories provides petroleum reservoir description, management, and production enhancement services to oil and gas producers. The stock fell on oil price weakness and reduced earnings guidance that the company attributed to bottlenecks in the Permian Basin.

Anadarko Petroleum is an exploration and production company with major operations in the Permian Basin and in overseas regions. Despite demonstrating discipline in capital allocation, the stock declined on commodity price weakness that accelerated late in the year.

On the positive side, stock selection in the Health Care and Communication Services sectors, an overweight to Health Care and an underweight to Industrials contributed to relative performance for the period.

Leading individual contributors to relative Portfolio performance during the period included UnitedHealth Group, Amgen, Autodesk, Facebook, and Bioverativ.

UnitedHealth Group was one of the Portfolio’s top performers in 2018 due to the strength of its leadership franchise in managed care. Stronger revenue and better medical costs caused the company to top estimates and raised its guidance for the year.

Amgen is a biotechnology company that focuses on developing therapies for use in oncology, endocrinology, hematology, neurobiology as well as the treatment of infectious diseases, arthritis and inflammation. Strength in its bone cancer franchise and a share buyback program helped propel earnings and shares higher.

Autodesk is a design software and services company with customers in the architecture, engineering and construction, manufacturing and digital media and entertainment industries. Several beat and raise quarters, boosted by successful transition to a subscription model, helped propel the stock steadily higher through most of the year.

Facebook runs the world’s largest social network and is a leading provider of digital video and advertising. The stock sold off on lingering concerns over data privacy and the risk of greater regulation of social networks and the Portfolio’s underweight position aided results.

BHFTI-1

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Managed by ClearBridge Investments, LLC

Portfolio Manager Commentary*—(Continued)

Bioverativ is a biotechnology company specializing in hemophilia that was spun out of Biogen. The stock rerated on a takeover offer from pharmaceutical firm Sanofi. We exited the position over the period.

During the period, the Portfolio initiated a position in Ultragenyx Pharmaceutical in the Health Care sector and closed positions in Fitbit and Arris International in the IT sector, Adient in the Consumer Discretionary sector, Frank’s International in the Energy sector, and Bioverativ in the Health Care sector.

For the year ended December 31, 2018, the Portfolio’s sector positioning, a function of our bottom up stock selection process, was largely consistent, with average allocations concentrated in the Health Care, IT, Communication Services, Energy, and Industrials sectors. The Portfolio had no holdings in the Consumer Staples, Financials, Utilities, or Real Estate sectors.

Richard Freeman

Evan Bauman

Portfolio Managers

ClearBridge Investments, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 3000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
ClearBridge Aggressive Growth Portfolio
Class A	-6.81	5.47	14.52
Class B	-7.06	5.21	14.22
Class E	-6.94	5.32	14.36
Russell 3000 Growth Index	-2.12	9.99	15.15

1 The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Biogen, Inc.	9.1
Comcast Corp.- Class A	8.7
UnitedHealth Group, Inc.	8.2
Broadcom, Inc.	5.3
Anadarko Petroleum Corp.	5.0
Autodesk, Inc.	4.4
Vertex Pharmaceuticals, Inc.	4.3
Amgen, Inc.	4.2
Allergan plc	4.0
L3 Technologies, Inc.	3.8

Top Sectors

% of Net Assets
Health Care	34.3
Information Technology	24.9
Communication Services	22.6
Energy	7.7
Industrials	7.2
Consumer Discretionary	1.7
Materials	1.1

BHFTI-3

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

ClearBridge Aggressive Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.56%	$1,000.00	$875.10	$2.65
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B (a)	Actual	0.81%	$1,000.00	$873.70	$3.83
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

Class E (a)	Actual	0.71%	$1,000.00	$874.90	$3.36
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—99.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.8%
Engility Holdings, Inc. (a) (b)	57,266	$1,629,790
L3 Technologies, Inc.	532,900	92,543,414

		94,173,204

Biotechnology—19.5%
Aduro Biotech, Inc. (a)	31,570	83,345
Agios Pharmaceuticals, Inc. (a) (b)	170,800	7,875,588
Amgen, Inc.	530,100	103,194,567
Biogen, Inc. (a)	745,000	224,185,400
ImmunoGen, Inc. (a)	499,700	2,398,560
Ionis Pharmaceuticals, Inc. (a) (b)	498,335	26,939,990
ProQR Therapeutics NV (a) (b)	88,300	1,393,374
Spark Therapeutics, Inc. (a) (b)	53,520	2,094,773
Ultragenyx Pharmaceutical, Inc. (a) (b)	96,700	4,204,516
Vertex Pharmaceuticals, Inc. (a)	639,672	106,000,047

		478,370,160

Building Products—1.7%
Johnson Controls International plc (b)	1,406,834	41,712,628

Construction & Engineering—0.7%
Fluor Corp.	519,410	16,725,002

Diversified Telecommunication Services—0.2%
AT&T, Inc.	157,745	4,502,042

Electrical Equipment—0.3%
Nvent Electric plc (b)	339,804	7,631,998

Electronic Equipment, Instruments & Components—4.5%
Dolby Laboratories, Inc. - Class A (b)	295,300	18,261,352
TE Connectivity, Ltd.	1,219,625	92,240,239

		110,501,591

Energy Equipment & Services—2.5%
Core Laboratories NV (b)	514,070	30,669,416
National Oilwell Varco, Inc. (b)	916,878	23,563,765
Weatherford International plc (a) (b)	14,614,500	8,169,505

		62,402,686

Entertainment—4.3%
Liberty Braves Group - Class A (a) (b)	47,058	1,173,627
Liberty Braves Group - Class C (a) (b)	94,117	2,342,572
Liberty Media Corp.-Liberty Formula One - Class A (a) (b)	117,647	3,496,469
Liberty Media Corp.-Liberty Formula One - Class C (a) (b)	235,294	7,223,526
Lions Gate Entertainment Corp. - Class B	348,621	5,187,480
Madison Square Garden Co. (The) - Class A (a)	286,049	76,575,317
Viacom, Inc. - Class B	344,700	8,858,790

		104,857,781

Health Care Equipment & Supplies—2.2%
Medtronic plc	586,379	53,337,034
Wright Medical Group NV (a) (b)	58,679	1,597,242

		54,934,276

Health Care Providers & Services—8.2%
UnitedHealth Group, Inc.	804,000	200,292,480

Interactive Media & Services—1.8%
Facebook, Inc. - Class A (a)	75,500	9,897,295
Liberty TripAdvisor Holdings, Inc. - Class A (a)	154,420	2,453,734
Twitter, Inc. (a)	1,100,000	31,614,000

		43,965,029

Internet & Direct Marketing Retail—1.7%
Liberty Expedia Holdings, Inc. - Class A (a)	167,951	6,568,564
Qurate Retail, Inc. (a)	1,767,200	34,495,744

		41,064,308

Machinery—0.5%
Pentair plc	339,804	12,837,795

Media—16.4%
AMC Networks, Inc. - Class A (a) (b)	825,825	45,321,276
CBS Corp. - Class B (b)	323,200	14,130,304
Comcast Corp. - Class A	6,289,200	214,147,260
GCI Liberty, Inc. - Class A (a) (b)	251,927	10,369,315
Liberty Broadband Corp. - Class A (a) (b)	117,647	8,448,231
Liberty Broadband Corp. - Class C (a) (b)	305,883	22,032,753
Liberty Global plc - Class A (a) (b)	299,400	6,389,196
Liberty Global plc - Class C (a)	299,400	6,179,616
Liberty Latin America, Ltd. - Class A (a)	52,325	757,666
Liberty Latin America, Ltd. - Class C (a) (b)	52,325	762,375
Liberty SiriusXM Group - Class A (a)	470,588	17,317,638
Liberty SiriusXM Group - Class C (a)	941,176	34,804,689
MSG Networks, Inc. - Class A (a) (b)	858,150	20,218,014

		400,878,333

Metals & Mining—1.1%
Freeport-McMoRan, Inc. (b)	1,270,800	13,101,948
Nucor Corp.	274,700	14,232,207

		27,334,155

Oil, Gas & Consumable Fuels—5.1%
Anadarko Petroleum Corp.	2,794,860	122,526,662
Newfield Exploration Co. (a)	255,400	3,744,164

		126,270,826

Pharmaceuticals—4.5%
Allergan plc	731,777	97,809,314
Bausch Health Cos., Inc. (a)	653,070	12,062,203

		109,871,517

Semiconductors & Semiconductor Equipment—8.9%
Broadcom, Inc. (b)	511,161	129,978,019
Cree, Inc. (a) (b)	862,200	36,880,605
Intel Corp.	1,088,348	51,076,172

		217,934,796

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Software—7.1%
Autodesk, Inc. (a)	844,300	$108,585,423
Citrix Systems, Inc. (b)	521,100	53,391,906
LogMeIn, Inc. (b)	85,873	7,004,661
Nuance Communications, Inc. (a)	400,000	5,292,000

		174,273,990

Technology Hardware, Storage & Peripherals—4.4%
Seagate Technology plc (b)	2,348,500	90,628,615
Western Digital Corp.	444,489	16,432,758

		107,061,373

Trading Companies & Distributors—0.1%
NOW, Inc. (a) (b)	229,219	2,668,109

Total Common Stocks (Cost $1,867,717,855)		2,440,264,079

Rights—0.0%

Health Care Equipment & Supplies—0.0%
Wright Medical Group NV, Expires 03/01/19 (a) (Cost $573,350)	229,340	2,867

Short-Term Investment—0.4%

Repurchase Agreement—0.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $8,711,830; collateralized by U.S. Treasury Note at 2.875%, maturing 09/30/23, with a market value of $8,886,691.	8,711,249	8,711,249

Total Short-Term Investments (Cost $8,711,249)		8,711,249

Securities Lending Reinvestments (c)—14.3%

Certificates of Deposit—7.0%
Banco Del Estado De Chile New York 2.720%, 1M LIBOR + 0.250%, 03/20/19 (d)	5,000,000	4,999,570
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	7,000,000	6,999,825
Bank of Nova Scotia
2.890%, SOFR + 0.430%, 05/16/19 (d)	1,000,000	999,999
3.072%, 3M LIBOR + 0.280%, 03/20/19 (d)	15,000,000	15,005,985
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (d)	2,000,000	1,999,196
Canadian Imperial Bank of Commerce
2.556%, 3M LIBOR + 0.120%, 01/14/19 (d)	4,000,000	3,999,488
2.740%, 1M LIBOR + 0.270%, 07/19/19 (d)	2,000,000	1,999,188
Commonwealth Bank of Australia
2.617%, 3M LIBOR + 0.140%, 04/23/19 (d)	4,000,000	4,000,012
2.642%, 1M LIBOR + 0.210%, 09/13/19 (d)	6,000,000	6,000,000

Certificates of Deposit—(Continued)
Credit Industriel et Commercial
Zero Coupon, 01/25/19	3,948,913	3,993,200
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (d)	5,000,000	5,000,125
Credit Suisse AG 2.620%, 04/01/19	10,000,000	9,994,820
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	6,000,000	5,999,556
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	4,962,437	4,994,900
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (d)	7,000,000	7,000,042
Natixis New York
2.705%, 3M LIBOR + 0.090%, 05/10/19 (d)	3,000,000	2,998,110
2.731%, 3M LIBOR + 0.190%, 02/01/19 (d)	2,000,000	1,999,552
2.940%, SOFR + 0.480%, 06/12/19 (d)	1,000,000	999,894
Royal Bank of Canada New York
2.650%, 1M LIBOR + 0.250%, 01/11/19 (d)	12,500,000	12,500,100
2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	5,000,000	4,994,885
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	3,000,000	2,999,754
Standard Chartered plc
2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	4,000,000	3,999,884
2.717%, 3M LIBOR + 0.230%, 04/24/19 (d)	2,000,000	1,999,564
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (d)	8,000,000	7,997,064
Sumitomo Mitsui Banking Corp., New York 2.665%, 1M LIBOR + 0.210%, 05/17/19 (d)	5,000,000	4,997,900
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/12/19	2,978,333	2,983,710
Svenska Handelsbanken AB
2.620%, 3M LIBOR + 0.100%, 04/30/19 (d)	5,000,000	4,999,775
2.822%, 1M LIBOR + 0.300%, 10/31/19 (d)	4,000,000	3,999,064
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	5,000,000	4,995,240
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (d)	3,000,000	3,000,000
Wells Fargo Bank N.A.
2.560%, 3M LIBOR + 0.140%, 07/11/19 (d)	10,000,000	10,008,674
2.730%, 3M LIBOR + 0.210%, 10/25/19 (d)	2,500,000	2,500,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	10,000,000	9,999,937

		170,959,013

Commercial Paper—2.1%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (d)	5,000,000	4,998,615
Banco Santander S.A.
2.500%, 01/16/19	2,980,833	2,996,388
2.740%, 02/07/19	8,936,980	8,973,792
Bank of China, Ltd. 2.690%, 01/17/19	7,946,200	7,990,608
ING Funding LLC 2.725%, 3M LIBOR + 0.110%, 05/10/19 (d)	7,500,000	7,499,115

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (d)	5,000,000	$4,999,920
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (d)	2,000,000	1,999,780
UBS AG
2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	10,000,000	10,002,450
Westpac Banking Corp. 2.659%, 3M LIBOR + 0.070%, 08/07/19 (d)	3,000,000	2,998,029

		52,458,697

Master Demand Notes—0.2%
Natixis Financial Products LLC 2.640%, OBFR + 0.250%, 01/02/19 (d)	5,000,000	5,000,000

Repurchase Agreements—4.8%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.660%, due on 01/07/19 with a maturity value of $5,002,586; collateralized by U.S. Treasury Obligations with rates ranging from 0.625% - 3.125%, maturity dates ranging from 02/15/42 - 02/15/46, and various Common Stock with an aggregate market value of $5,271,430.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $2,005,425; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $2,176,637.	2,000,000	2,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $2,300,318; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $2,346,002.	2,300,000	2,300,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $3,500,484; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $3,570,000.	3,500,000	3,500,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $21,746,794; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $22,178,199.	21,743,327	21,743,327
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $3,727,799; collateralized by various Common Stock with an aggregate market value of $4,070,000.	3,700,000	3,700,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $15,112,700; collateralized by various Common Stock with an aggregate market value of $16,500,000.	15,000,000	15,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $7,000,996; collateralized by various Common Stock with an aggregate market value of $7,792,486.	7,000,000	7,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $13,001,849; collateralized by various Common Stock with an aggregate market value of $14,471,759.	13,000,000	13,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $5,100,725; collateralized by various Common Stock with an aggregate market value of $5,677,383.	5,100,000	5,100,000
Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $7,503,777; collateralized by various Common Stock with an aggregate market value of $8,349,914.	7,500,000	7,500,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $3,800,534; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $4,162,808.	3,800,000	3,800,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $10,001,406; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $10,954,759.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $10,001,406; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $10,954,759.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $4,202,091; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $4,600,999.	4,200,000	4,200,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $3,001,493; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $3,286,428.	3,000,000	3,000,000

		116,843,327

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Time Deposit—0.2%
Canadian Imperial Bank of Commerce 2.350%, 01/02/19	5,000,000	$5,000,000

Total Securities Lending Reinvestments (Cost $350,279,270)		350,261,037

Total Investments—114.2% (Cost $2,227,281,724)		2,799,239,232
Other assets and liabilities (net)—(14.2)%		(348,073,003)

Net Assets—100.0%		$2,451,166,229

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $342,831,430 and the collateral received consisted of cash in the amount of $350,097,023 and non-cash collateral with a value of $3,398,181. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/ agent based on current market conditions. For certain asset- and mortgage- backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,440,264,079	$—	$—	$2,440,264,079
Total Rights*	2,867	—	—	2,867
Total Short-Term Investment*	—	8,711,249	—	8,711,249
Total Securities Lending Reinvestments*	—	350,261,037	—	350,261,037
Total Investments	$2,440,266,946	$358,972,286	$—	$2,799,239,232

Collateral for Securities Loaned (Liability)	$—	$(350,097,023)	$—	$(350,097,023)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$2,799,239,232
Receivable for:
Dividends and interest	3,735,339
Fund shares sold	926,671
Prepaid expenses	7,910

Total Assets	2,803,909,152
Liabilities
Collateral for securities loaned	350,097,023
Payables for:
Fund shares redeemed	752,131
Accrued Expenses:
Management fees	1,186,925
Distribution and service fees	191,084
Deferred trustees’ fees	186,203
Other expenses	329,557

Total Liabilities	352,742,923

Net Assets	$2,451,166,229

Net Assets Consist of:
Paid in surplus	$1,495,965,980
Distributable earnings (Accumulated losses)	955,200,249

Net Assets	$2,451,166,229

Net Assets
Class A	$1,566,386,092
Class B	853,550,208
Class E	31,229,929
Capital Shares Outstanding*
Class A	96,330,960
Class B	53,872,449
Class E	1,951,173
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.26
Class B	15.84
Class E	16.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,227,281,724.
(b)	Includes securities loaned at value of $342,831,430.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$43,106,336
Interest	29,428
Securities lending income	1,852,468

Total investment income	44,988,232
Expenses
Management fees	16,820,026
Administration fees	103,846
Custodian and accounting fees	148,650
Distribution and service fees—Class B	2,610,043
Distribution and service fees—Class E	57,625
Audit and tax services	44,662
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	167,493
Insurance	19,839
Miscellaneous	33,063

Total expenses	20,084,070
Less management fee waiver	(497,330)
Less broker commission recapture	(16,971)

Net expenses	19,569,769

Net Investment Income	25,418,463

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	356,058,597
Foreign currency transactions	1,451

Net realized gain	356,060,048

Net change in unrealized depreciation on:
Investments	(531,281,148)
Foreign currency transactions	(732)

Net change in unrealized depreciation	(531,281,880)

Net realized and unrealized loss	(175,221,832)

Net Decrease in Net Assets From Operations	$(149,803,369)

(a)	Net of foreign withholding taxes of $179,056.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$25,418,463	$21,715,033
Net realized gain	356,060,048	279,886,446
Net change in unrealized appreciation (depreciation)	(531,281,880)	248,696,303

Increase (decrease) in net assets from operations	(149,803,369)	550,297,782

From Distributions to Shareholders (a)
Class A	(101,857,257)	(19,479,926)
Class B	(55,065,171)	(7,902,017)
Class E	(2,050,621)	(323,547)

Total distributions	(158,973,049)	(27,705,490)

Decrease in net assets from capital share transactions	(478,153,386)	(396,662,505)

Total increase (decrease) in net assets	(786,929,804)	125,929,787

Net Assets
Beginning of period	3,238,096,033	3,112,166,246

End of period	$2,451,166,229	$3,238,096,033 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,408,666	$26,111,780	1,364,058	$23,545,464
Reinvestments	5,400,703	101,857,257	1,145,204	19,479,926
Redemptions	(24,337,551)	(460,352,838)	(16,470,516)	(284,664,917)

Net decrease	(17,528,182)	$(332,383,801)	(13,961,254)	$(241,639,527)

Class B
Sales	1,381,585	$24,409,066	2,023,005	$34,165,695
Reinvestments	2,991,047	55,065,171	475,739	7,902,017
Redemptions	(11,966,247)	(220,913,864)	(11,353,653)	(191,639,830)

Net decrease	(7,593,615)	$(141,439,627)	(8,854,909)	$(149,572,118)

Class E
Sales	73,743	$1,355,390	115,866	$1,967,683
Reinvestments	110,367	2,050,621	19,293	323,547
Redemptions	(420,099)	(7,735,969)	(452,612)	(7,742,090)

Net decrease	(235,989)	$(4,329,958)	(317,453)	$(5,450,860)

Decrease derived from capital shares transactions		$(478,153,386)		$(396,662,505)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $21,230,693 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$18.40	$15.65	$15.30		$15.97	$13.45

Income (Loss) from Investment Operations
Net investment income (a)	0.17	0.13	0.15	(b)	0.10	0.07
Net realized and unrealized gain (loss)	(1.28)	2.78	0.30		(0.70)	2.50

Total income (loss) from investment operations	(1.11)	2.91	0.45		(0.60)	2.57

Less Distributions
Distributions from net investment income	(0.16)	(0.16)	(0.10)		(0.07)	(0.05)
Distributions from net realized capital gains	(0.87)	0.00	0.00		0.00	0.00

Total distributions	(1.03)	(0.16)	(0.10)		(0.07)	(0.05)

Net Asset Value, End of Period	$16.26	$18.40	$15.65		$15.30	$15.97

Total Return (%) (c)	(6.81)	18.70	2.98		(3.81)	19.12

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.57	0.57		0.57	0.57
Net ratio of expenses to average net assets (%) (d)	0.56	0.56	0.57		0.57	0.56
Ratio of net investment income to average net assets (%)	0.93	0.76	1.00	(b)	0.64	0.50
Portfolio turnover rate (%)	0 (e)	2	2		1	0 (e)
Net assets, end of period (in millions)	$1,566.4	$2,095.1	$1,999.9		$2,029.0	$2,285.1

	Class B
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$17.95	$15.27	$14.93		$15.59	$13.13

Income (Loss) from Investment Operations
Net investment income (a)	0.12	0.09	0.11	(b)	0.06	0.04
Net realized and unrealized gain (loss)	(1.25)	2.71	0.29		(0.69)	2.44

Total income (loss) from investment operations	(1.13)	2.80	0.40		(0.63)	2.48

Less Distributions
Distributions from net investment income	(0.11)	(0.12)	(0.06)		(0.03)	(0.02)
Distributions from net realized capital gains	(0.87)	0.00	0.00		0.00	0.00

Total distributions	(0.98)	(0.12)	(0.06)		(0.03)	(0.02)

Net Asset Value, End of Period	$15.84	$17.95	$15.27		$14.93	$15.59

Total Return (%) (c)	(7.06)	18.41	2.68		(4.04)	18.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.82	0.82		0.82	0.82
Net ratio of expenses to average net assets (%) (d)	0.81	0.81	0.82		0.82	0.81
Ratio of net investment income to average net assets (%)	0.68	0.51	0.74	(b)	0.39	0.25
Portfolio turnover rate (%)	0 (e)	2	2		1	0 (e)
Net assets, end of period (in millions)	$853.6	$1,103.4	$1,073.6		$1,190.8	$1,335.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$18.13	$15.42	$15.07		$15.74	$13.26

Income (Loss) from Investment Operations
Net investment income (a)	0.14	0.10	0.12	(b)	0.08	0.05
Net realized and unrealized gain (loss)	(1.26)	2.75	0.30		(0.70)	2.46

Total income (loss) from investment operations	(1.12)	2.85	0.42		(0.62)	2.51

Less Distributions
Distributions from net investment income	(0.13)	(0.14)	(0.07)		(0.05)	(0.03)
Distributions from net realized capital gains	(0.87)	0.00	0.00		0.00	0.00

Total distributions	(1.00)	(0.14)	(0.07)		(0.05)	(0.03)

Net Asset Value, End of Period	$16.01	$18.13	$15.42		$15.07	$15.74

Total Return (%) (c)	(6.94)	18.54	2.84		(3.99)	18.94

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	0.72	0.72		0.72	0.72
Net ratio of expenses to average net assets (%) (d)	0.71	0.71	0.72		0.72	0.71
Ratio of net investment income to average net assets (%)	0.78	0.61	0.84	(b)	0.49	0.36
Portfolio turnover rate (%)	0 (e)	2	2		1	0 (e)
Net assets, end of period (in millions)	$31.2	$39.6	$38.6		$43.9	$51.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	Rounds to less than 1%.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is ClearBridge Aggressive Growth Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-14

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $8,711,249. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $116,843,327. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

BHFTI-15

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$5,511,900	$0	$618,541,833

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$16,820,026	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.550%	$1 billion to $2 billion
	0.500%	Over $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. ClearBridge Investments, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-16

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waiver - Pursuant to an expense agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	$1 billion to $1.75 billion
0.050%	$1.75 billion to $2 billion
0.025%	$2.85 billion to $3 billion
0.045%	On amounts in excess of $3 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$2,225,360,085
Gross unrealized appreciation	965,015,480
Gross unrealized depreciation	(391,136,333)

Net unrealized appreciation (depreciation)	$573,879,147

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$21,557,337	$27,705,490	$137,415,712	$—	$158,973,049	$27,705,490

BHFTI-17

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$26,331,673	$355,187,565	$573,876,792	$—	$955,396,030

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-18

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of ClearBridge Aggressive Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the ClearBridge Aggressive Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the ClearBridge Aggressive Growth Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-21

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-22

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-23

Brighthouse Funds Trust I

ClearBridge Aggressive Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

ClearBridge Aggressive Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and ClearBridge Investments, LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the Russell 3000 Growth Index, for the one-, three- and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Universe and slightly above the average of the Sub-advised Expense Group at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class B shares of the Fidelity Institutional Asset Management Government Income Portfolio returned -0.06%. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Government Index1, returned 0.88%. The Portfolio’s Custom Blended Benchmark2 returned 0.70% over the same period.

MARKET ENVIRONMENT / CONDITIONS

For the twelve-months ending December 31, 2018, the U.S. investment-grade bond market earned a total return of 0.01%, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”). The market environment during this time was characterized by rising interest rates, a flattening U.S. Treasury yield curve (longer-term yields rose less than short term rates), widening yield spreads, and a level of volatility that spiked dramatically at the beginning of the year and the end of the year but remained generally well-behaved in between. Shorter-dated bonds generally performed better than longer-dated ones, and higher-quality bonds generally performed better than those of lower quality.

The upward trend of U.S. Treasury yields was uneven during the year, with yields on short-term bonds rising the most—anywhere from 31 to 87 basis points—followed by intermediate-term bonds (26 to 29 basis points) and long-term bonds (28 to 29 basis points). The result was a noticeable flattening in the slope of the U.S. Treasury yield curve—by 59 basis points, all told—as measured by the slope between the 1-year U.S. Treasury bill and the 30-year U.S. Treasury bond.

U.S. Treasury yields were also volatile during the year—generally rising in January and February, remaining range-bound in March through August, rising again in September through October, and falling in November and December. This choppiness came as a surprise to many market pundits, who had predicted that bond yields would move steadily higher as the U.S. economy entered the late stage of the economic cycle, buoyed by the knock-on effects of the Tax Cuts and Jobs Act and the federal government’s $1.3 trillion omnibus spending bill. In fact, early on, it looked like the pundits might be right, as the yield on the 10-year U.S. Treasury note rose 65 basis points in the first three quarters of the year, even as U.S. stock prices were approaching record highs, only to see the upward trajectory stall out and eventually reverse course due to increasing concerns over the U.S.-China trade dispute and its potential impact on global economic growth and corporate earnings.

During the year, the yield on the 10-year U.S. Treasury note failed to remain above 3.00% for an extended period of time. After trading sideways from mid-February to mid-April, the 10-year U.S. Treasury note traded above 3.00% for three days in late April before retreating. In May, the 10-year U.S. Treasury note traded even higher, reaching its first-half high of 3.11% on May 17th, before being knocked down again to 2.83% on May 25th.

The yield on the 10-year U.S. Treasury note did not break through the 3.00% level again until September 18th, when a confluence of events—an upward revision in the second quarter U.S. gross domestic product growth rate to 4.2% combined with a strong jobs report, robust corporate profit growth, and record-high readings on consumer confidence—caused the yield on the 10-year U.S. Treasury note to ratchet higher, first to 3.22% on October 10th, and then, after a lull, to 3.24% on November 8th. Thereafter, sentiment changed, as investors became increasingly concerned about the lofty valuations in the U.S. stock and bond markets, given the now gloomy outlook for global economic growth referred to earlier. Stock prices tumbled, volatility spiked, and bond investors found themselves selling risk assets (such as securitized debt instruments) in favor of riskless assets (such as U.S. Treasuries). Bond yields in the U.S. Treasury market drifted steadily lower in the final seven weeks of 2018, with the 10-year U.S. Treasury note trading at a level of 2.69% by the end of December, 29 basis points higher than it had traded at the end of 2017.

Despite these gyrations, the U.S. Treasury bond market, as measured by the Bloomberg Barclays U.S. Treasury Bond Index, turned in a respectable performance during the year, earning a total return of 0.86% in a market environment where the positive returns from coupon income were more than sufficient to offset the negative returns resulting from rising interest rates and declining bond prices.

U.S. Agency debentures, as measured by the Bloomberg Barclays U.S. Agency Bond Index, underperformed U.S. Treasuries on a total return basis after adjusting for duration, producing an excess return of -16 basis points compared to their similar-duration U.S. Treasury counterparts.

Within the securitized debt space, the asset-backed security (“ABS”) sector, as measured by the ABS component of the Bloomberg Barclays U.S. Aggregate Bond Index, was the top-performer, producing an excess return of +13 basis points compared to similar-duration Treasuries. Performance in this sector was strongest among those ABSs backed by automobile loans.

Commercial mortgage-backed securities (“CMBS”), as measured by the CMBS component of the Bloomberg Barclays U.S. Aggregate Bond Index, trailed well behind ABS during the year, underperforming similar-duration U.S. Treasuries by 39 basis points.

Agency mortgage-backed securities (“MBS”), as measured by the Bloomberg Barclays U.S. MBS Index, were the laggard during the period, earning an excess return of -59 basis points compared to duration-matched Treasuries. Within this sector, MBS issued by the Federal National Mortgage Association (“Fannie Mae”) were the strongest performers (-57 basis points on an excess-return, duration-adjusted basis), followed by the MBS guaranteed by the Government National Mortgage Association (“Ginnie Mae”) (-60 basis points) and the MBS issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) (-61 basis points).

BHFTI-1

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*—(Continued)

Finally, one of the major themes in the global financial markets over the past year was the steady transition from quantitative easing (“QE”) among the world’s major central banks (i.e., the Federal Reserve, the European Central Bank, the Bank of England, the Bank of Japan) to quantitative tightening (“QT”). This transition accelerated not-so-coincidentally during the fourth quarter of 2018, as the caps on the Federal Reserve’s rate of balance-sheet reduction stepped up to their final level of $30 billion per month for U.S. Treasuries and $20 billion per month for Agency mortgage-backed securities. At the same time, the European Central Bank (the “ECB”) scaled back its asset purchase program from EUR 30 billion per month in the third quarter to EUR 15 billion per month in the fourth quarter; the ECB is expected to eliminate its asset purchase program altogether in January 2019. QE was implemented with the aim of stimulating the economy by easing financial conditions—specifically, by injecting liquidity into the global financial markets and reducing the risk premium (or yield spread) on riskier debt instruments such as corporate bonds and leveraged loans. QT could be having the exact opposite effect, as liquidity is withdrawn from the financial markets, resulting in a tightening of financial conditions and, one presumes, a widening of yield spreads on riskier debt instruments.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio’s relative performance versus its Custom Blended Benchmark was modestly hindered by its sector allocation. The Portfolio maintained a large underweight to U.S. Treasuries, a large underweight to U.S. Agency debentures, and a very large overweight to U.S. Agency securitized debt products. Within the securitized debt space, the Portfolio maintained a slight overweight to in-benchmark securities—i.e., fixed-rate Agency mortgage pass-throughs—and a large overweight to out-of-benchmark securities—i.e., Agency collateralized mortgage obligations (“CMOs”), Agency CMBS, ABS, and Agency hybrid adjustable-rate mortgage-backed securities (“HARMs”).

This sector allocation strategy proved to be ineffective, resulting in a negative contribution to excess return, albeit a moderate one. From a high-level perspective, it was a risk-off kind of year, with riskless assets (such as U.S. Treasuries) outperforming risk assets (such as non-U.S. Treasuries), and with lower-risk non-U.S. Treasuries (such as U.S. Agencies) outperforming higher-risk non-U.S. Treasuries (such as securitized debt products). The Portfolio was underweight U.S. Treasuries to a large degree, which detracted from relative performance; underweight U.S. Agencies to a large degree, which enhanced relative performance; and overweight securitized debt products to a large degree, which detracted from relative performance. The net result was a moderate reduction in excess return.

In the securitized debt space, there were three meaningful detractors from excess return: first, the small out-of-benchmark allocation to Agency HARMs; second, the large out-of-benchmark allocation to Agency CMBS; and third, the moderate out-of-benchmark allocation to ABS (most notably those ABSs backed by government-guaranteed student loans). All of these holdings experienced some degree of spread-widening during the year, which in turn led to underperformance versus comparable Treasuries on a duration-adjusted basis.

The large overweight to Agency CMOs had a negligible effect on excess return, with some Agency CMOs making a positive contribution to the bottom line (e.g., those Agency CMOs backed by reverse mortgage and re-performing mortgage whole loans) and others making a negative contribution (e.g., those Agency CMOs backed by rental payments on single-family homes); the net result was a zero excess return overall. The same could be said about the Portfolio’s relative performance in the fixed-rate Agency MBS space, as 30-year issues made a positive contribution to excess return and 15-year issues made a negative one; here again, the net result was zero excess return overall.

The Portfolio’s relative performance versus its Custom Blended Benchmark was marginally affected by changes in the level, slope, and shape of the U.S. Treasury yield curve. The Portfolio maintained a neutral or near-neutral duration posture during the year, and ordinarily such a posture would have had almost no effect on relative performance, regardless of the upward or downward shift in the term structure of interest rates. However, the Portfolio’s yield-curve positioning strategy—i.e., its relative mix of short-term, intermediate-term, and long-term securities versus the benchmark—proved to be beneficial, as the Portfolio was slightly barbelled during a year when the yield curve flattened by 59 basis points as measured by the slope between the 1-year U.S. Treasury note and the 30-year U.S. Treasury bond

Security selection made a positive contribution to excess return during the year, most notably among the Portfolio’s holdings in fixed-rate Agency MBS. Within this category, the Portfolio’s holdings in 15-year and 30-year issues performed especially well while its holdings among 20-year issues detracted slightly. Within the 30-year category, the outperformance was especially evident among those issues that carried coupons in the 4.0% to 5.0% range, whereas issues with particularly high coupons (e.g., 6.0% and above) or particularly low coupons (e.g., 3.5% and below) underperformed slightly. Among the issues that performed best, the source of the outperformance tended to be structural in nature, which is to say that these securities often possessed “built-in prepayment protection”—i.e., certain structural or idiosyncratic features that make them prepay more slowly than the market as a whole—thus allowing the Portfolio to collect premium coupon income for a longer period of time than would otherwise be the case. It is also worth noting that the Portfolio profited from its holdings in certain higher-coupon Ginnie Mae MBS, which benefited from changes that were implemented by Ginnie Mae on July 1st to reduce frequent refinancings within its Department of Veterans Affairs refinance program. The Portfolio was able to correctly time its exposure to the effected coupons in advance of the changes announced by Ginnie Mae to curb the churning. That said, there was

BHFTI-2

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Managed by FIAM, LLC

Portfolio Manager Commentary*—(Continued)

one instance of adverse security selection in the Portfolio, namely within the U.S. Agency debenture category, where the Portfolio’s holdings in bond issues of the Federal Home Loan Mortgage Corporation, Agency for International Development, and Tennessee Valley Authority all detracted modestly from excess return. All told, however, the relative gains and losses emanating from the Portfolio’s security selection decisions combined to produce a slightly positive contribution to excess return overall.

The Portfolio made effective use of derivatives—in particular, interest-rate futures contracts, interest-rate swaps, and interest-rate swaptions—in managing its duration posture and its yield-curve positioning strategy throughout the year. The notional value of these instruments represented only about 9% of the Portfolio’s net assets, on average, so the use of these instruments was careful and deliberate. Nevertheless, derivatives played an important role in managing the Portfolio’s exposure to interest rate fluctuations and performed as expected.

At the end of December, the Portfolio maintained a near-neutral duration posture and a slightly barbelled yield-curve posture relative to its custom benchmark. At the sector level, the Portfolio continued to maintain a large underweight to U.S. Treasuries (including a zero weight in U.S. TIPS), a large underweight to U.S. Agency debentures, and a large overweight to securitized debt products. Within the securitized debt space, the Portfolio maintained the following positions: a small overweight to in-benchmark securities—i.e., fixed-rate Agency mortgage pass-throughs—and a large overweight to out-of-benchmark securities, including a large allocation to CMOs (primarily Agency), a large allocation to CMBS (primarily Agency), and a moderate allocation to ABS.

At the security level, the Portfolio continued to maintain sizable positions in Agency mortgage pass-throughs that offer premium coupon income and significant protection against faster prepayments. The Portfolio also held a large position in Agency CMOs, about 75% of which carried fixed-rate coupons and about 25% of which carried floating-rate ones; these floating-rate CMOs offer some measure of protection in the event of rising interest rates. In addition, the Portfolio held a large position in Agency CMBS, with a focus on securities of superior credit quality that are trading at an attractive option-adjusted spread relative to Agency MBS; such securities are likely to perform especially well in the event that volatility spikes, yield spreads widen, and U.S. Treasury bonds rally. Finally, the Portfolio continued to underweight the larger, more liquid debentures in the U.S. Agency sector in favor of the smaller, less liquid ones, as the latter often offer superior yields with little or no give-up in terms of credit quality.

Franco Castagliuolo

Sean Corcoran

Portfolio Managers

FIAM, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-3

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. GOVERNMENT BOND INDEX & THE CUSTOM BENCHMARK

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	Since Inception[3]
Fidelity Institutional Asset Management Government Income Portfolio
Class B	-0.06	2.33	2.41
Bloomberg Barclays U.S. Government Bond Index	0.88	1.99	2.22
Custom Benchmark	0.70	2.84	2.89

1 The Bloomberg Barclays U.S. Government Bond Index is an unmanaged index considered representative of fixed-income obligations issued by the U.S. Treasury, government agencies, and quasi-federal corporations.

2 The Custom Benchmark is a blended benchmark comprised of the Bloomberg Barclays 5+ Year Treasury Index (40%), the Bloomberg Barclays U.S. MBS Index (35%) and the Bloomberg Barclays U.S. Agency Bond Index (25%)

3 Inception date of the Class B shares is 5/2/2011. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	90.6
Asset-Backed Securities	5.4
Foreign Government	4.9
Mortgage-Backed Securities	3.7
Corporate Bonds & Notes	1.6
Purchased Options	0.1

BHFTI-4

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Fidelity Institutional Asset Management Government Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class B (a)	Actual	0.73%	$1,000.00	$1,015.90	$3.71
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—90.6% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—65.1%
Fannie Mae 15 Yr. Pool 2.500%, TBA (a)	1,100,000	$1,074,295
3.500%, TBA (a)	9,900,000	10,020,755
4.500%, 12/01/23	11,317	11,533
4.500%, 11/01/25	686,132	710,475
5.000%, 03/01/23	8,122	8,301
Fannie Mae 20 Yr. Pool 3.500%, 07/01/32	3,137,027	3,196,141
3.500%, 01/01/34	2,031,546	2,069,969
4.000%, 11/01/31	1,260,995	1,295,379
4.000%, 08/01/32	1,017,128	1,055,514
Fannie Mae 30 Yr. Pool 2.500%, 01/01/43	2,635,921	2,499,275
2.500%, 04/01/47	570,961	539,049
3.000%, 09/01/42	2,395,981	2,359,921
3.000%, 10/01/42	1,947,049	1,917,746
3.000%, 11/01/42	3,387,840	3,335,276
3.000%, 08/01/46	2,115,155	2,065,200
3.000%, 10/01/46	1,290,562	1,260,083
3.000%, 11/01/46	2,348,763	2,293,288
3.000%, 02/01/47	23,287	22,737
3.000%, TBA (a)	33,970,000	33,109,910
3.500%, 11/01/42	3,449,957	3,475,906
3.500%, 04/01/46	3,667,084	3,680,389
3.500%, 07/01/47	2,970,462	2,989,168
3.500%, 12/01/47	15,851,209	15,870,604
3.500%, 01/01/48	1,952,313	1,953,075
3.500%, 02/01/48	6,743,642	6,746,219
3.500%, 03/01/48	1,193,290	1,193,749
3.500%, 04/01/48	982,674	983,056
3.500%, 07/01/48	5,023,198	5,025,133
3.500%, 09/01/48	2,151,825	2,152,709
4.000%, 10/01/39	120,589	124,020
4.000%, 11/01/40	5,065,374	5,210,155
4.000%, 01/01/42	318,265	327,361
4.000%, 04/01/42	474,179	487,730
4.000%, 09/01/42	2,526,584	2,598,760
4.000%, 10/01/42	662,868	680,400
4.000%, 11/01/42	188,610	192,368
4.000%, 04/01/43	246,379	252,367
4.000%, 06/01/43	312,296	319,483
4.000%, 08/01/43	469,191	480,749
4.000%, 09/01/43	1,977,020	2,029,292
4.000%, 02/01/44	132,439	135,405
4.000%, 04/01/44	195,109	199,479
4.000%, 02/01/45	214,874	219,519
4.000%, 06/01/45	92,223	94,760
4.000%, 12/01/45	1,106,388	1,129,511
4.000%, 03/01/46	243,698	248,704
4.000%, 05/01/46	73,973	75,447
4.000%, 09/01/47	60,631	61,840
4.000%, 10/01/47	423,716	432,182
4.000%, 11/01/47	56,909	58,043
4.000%, 03/01/48	440,135	448,902
4.000%, 05/01/48	1,689,583	1,729,352
4.000%, 06/01/48	4,077,606	4,158,831

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool 4.500%, 12/01/40	1,837,273	$1,925,351
4.500%, 08/01/41	178,675	187,240
4.500%, 11/01/41	1,049,636	1,096,589
4.500%, 09/01/42	722,676	757,264
4.500%, 12/01/43	278,666	290,289
4.500%, 10/01/44	1,820,994	1,905,327
4.500%, 02/01/45	665,283	696,081
4.500%, 03/01/46	293,767	307,969
4.500%, 02/01/48	2,999,999	3,129,608
4.500%, 04/01/48	1,079,928	1,119,096
4.500%, 06/01/48	5,450,000	5,649,586
4.500%, 07/01/48	221,511	229,647
4.500%, 08/01/48	548,563	568,713
5.000%, 04/01/41	18,301	19,180
5.000%, 06/01/41	40,830	43,358
5.000%, 08/01/41	115,570	122,725
5.500%, 12/01/39	648,407	691,567
5.500%, 04/01/40	810,869	864,180
5.500%, 06/01/40	70,429	74,723
5.500%, 05/01/41	289,978	308,976
5.500%, 06/01/41	446,055	474,870
5.500%, 07/01/41	547,099	582,439
5.500%, 12/01/41	929,770	996,551
5.500%, 02/01/42	2,094,394	2,229,681
5.500%, 05/01/44	538,209	573,099
6.000%, 01/01/34	84,197	91,861
6.000%, 08/01/34	131,688	143,641
6.000%, 10/01/34	140,696	154,309
6.000%, 11/01/34	105,790	115,433
6.000%, 01/01/35	128,286	139,901
6.000%, 04/01/35	202,321	220,699
6.000%, 06/01/36	317,527	346,405
6.000%, 05/01/37	466,320	508,668
6.000%, 09/01/37	25,859	28,491
6.000%, 10/01/37	373,427	411,697
6.000%, 01/01/38	365,335	403,802
6.000%, 03/01/38	125,200	138,103
6.000%, 07/01/38	72,466	78,039
6.000%, 01/01/40	349,616	386,508
6.000%, 05/01/40	495,386	547,646
6.000%, 07/01/41	454,542	499,354
6.000%, 01/01/42	43,078	47,509
6.500%, 07/01/32	90,260	101,660
6.500%, 12/01/32	27,367	30,863
6.500%, 07/01/35	31,711	35,895
6.500%, 12/01/35	288,419	326,083
6.500%, 08/01/36	476,237	537,376
Fannie Mae ARM Pool 2.586%, 12M LIBOR + 1.715%, 06/01/42 (b)	72,523	75,175
2.728%, 12M LIBOR + 1.818%, 02/01/42 (b)	304,778	317,557
4.546%, 12M LIBOR + 1.818%, 07/01/41 (b)	39,807	41,345
4.547%, 12M LIBOR + 1.800%, 07/01/41 (b)	61,651	64,269
4.568%, 12M LIBOR + 1.818%, 09/01/41 (b)	23,895	24,848
4.662%, 12M LIBOR + 1.830%, 10/01/41 (b)	23,948	24,902

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Grantor Trust 2.898%, 06/25/27	10,417,952	$9,944,875
Fannie Mae Pool 3.000%, 08/01/27	125,569	125,886
3.000%, 10/01/27	218,012	218,562
3.000%, 11/01/27	74,208	74,395
3.000%, 12/01/27	107,583	107,854
3.000%, 01/01/28	99,730	99,982
3.000%, 02/01/28	95,157	95,397
3.000%, 03/01/28	101,073	101,328
3.000%, 04/01/28	94,595	94,834
3.000%, 05/01/28	105,689	105,956
3.000%, 06/01/28	105,235	105,500
3.000%, 07/01/28	97,355	97,601
3.000%, 08/01/28	109,587	109,864
3.000%, 09/01/28	113,275	113,561
3.000%, 01/01/29	110,258	110,535
3.000%, 03/01/29	108,325	108,598
3.500%, 09/01/32	3,467,458	3,521,991
3.500%, 10/01/56	2,233,701	2,227,967
6.500%, 08/01/39	1,540,856	1,735,632
6.509%, 02/01/39	240,815	257,191
Fannie Mae REMICS (CMO)
1.750%, 06/25/42	276,100	260,996
1.750%, 01/25/43	270,245	258,377
3.000%, 05/25/46	4,590,731	4,578,574
3.426%, 1M LIBOR + 0.920%, 03/25/36 (b)	348,310	356,571
3.436%, 1M LIBOR + 0.930%, 06/25/36 (b)	559,364	574,029
4.044%, -1 x 1M LIBOR + 6.550%, 06/25/41 (b) (c)	486,583	62,443
4.250%, 03/25/42	1,808,956	1,904,701
4.500%, 12/25/40	153,503	165,475
4.750%, 01/25/41	397,801	422,679
5.000%, 12/25/23	153,254	156,349
5.000%, 12/25/34	285,308	303,664
5.000%, 03/25/35	234,479	248,820
5.000%, 08/25/39	376,053	399,100
5.000%, 02/25/41	219,948	243,101
5.500%, 07/25/34	79,783	80,765
5.500%, 06/25/35	135,242	141,212
5.500%, 08/25/35	1,072,809	1,148,856
6.000%, 06/25/45 (c)	658,928	150,058
Freddie Mac 15 Yr. Gold Pool
3.000%, 06/01/31	659,424	657,460
6.000%, 01/01/24	183,871	191,481
Freddie Mac 20 Yr. Gold Pool
3.000%, 11/01/33	2,042,615	2,031,996
3.500%, 03/01/32	1,203,774	1,225,995
3.500%, 06/01/32	3,243,609	3,303,494
3.500%, 07/01/32	1,110,209	1,130,715
3.500%, 02/01/34	4,627,831	4,713,312
4.000%, 06/01/33	1,335,820	1,371,865
Freddie Mac 30 Yr. Gold Pool
3.000%, 11/01/42	170,371	167,373
3.000%, 01/01/43	198,039	194,721
3.000%, 02/01/43	1,043,955	1,026,677
3.000%, 03/01/43	10,483,624	10,309,645

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.000%, 06/01/43	3,354,470	$3,296,095
3.000%, 06/01/46	70,250	68,566
3.000%, 09/01/46	767,546	749,151
3.000%, 11/01/46	402,122	392,360
3.500%, 04/01/40	339,025	341,626
3.500%, 05/01/40	422,271	425,510
3.500%, 06/01/40	719,227	724,745
3.500%, 07/01/40	164,470	165,732
3.500%, 08/01/40	316,603	319,033
3.500%, 09/01/40	262,094	264,105
3.500%, 10/01/40	221,269	222,967
3.500%, 11/01/40	230,819	232,590
3.500%, 12/01/40	265,317	267,352
3.500%, 04/01/42	690,808	696,106
3.500%, 07/01/42	132,844	133,863
3.500%, 08/01/42	51,394	51,673
3.500%, 09/01/42	319,545	321,997
3.500%, 10/01/42	1,638,526	1,651,033
3.500%, 01/01/43	725,713	731,282
3.500%, 02/01/43	327,051	329,562
3.500%, 04/01/43	6,013,206	6,054,693
3.500%, 05/01/43	458,108	461,625
3.500%, 11/01/44	522,038	524,240
3.500%, 02/01/45	17,375	17,483
3.500%, 06/01/45	17,149	17,212
3.500%, 11/01/45	5,017,295	5,035,619
3.500%, 01/01/46	695,060	697,529
3.500%, 02/01/46	721,018	721,041
3.500%, 05/01/46	1,557,598	1,564,733
3.500%, 06/01/46	723,410	724,412
3.500%, 07/01/46	1,925,198	1,931,041
3.500%, 08/01/46	416,093	417,183
3.500%, 09/01/46	1,068,761	1,072,960
3.500%, 01/01/47	2,906,230	2,911,024
3.500%, 02/01/47	2,897,077	2,899,508
3.500%, 07/01/47	1,473,532	1,474,121
3.500%, 11/01/47	219,302	219,489
3.500%, 12/01/47	908,866	908,930
3.500%, TBA (a)	8,600,000	8,597,293
4.000%, 11/01/41	15,259	15,701
4.000%, 09/01/42	3,723,552	3,831,353
4.000%, 10/01/42	89,456	91,813
4.000%, 11/01/42	457,398	470,789
4.000%, 12/01/42	187,018	192,320
4.000%, 01/01/43	33,711	34,645
4.000%, 02/01/43	259,034	266,208
4.000%, 03/01/43	119,168	122,468
4.000%, 04/01/43	45,951	47,280
4.000%, 05/01/43	511,698	526,455
4.000%, 06/01/43	42,445	43,621
4.000%, 07/01/43	423,755	435,970
4.000%, 08/01/43	321,980	331,232
4.000%, 09/01/43	564,449	580,083
4.000%, 10/01/43	533,327	548,848
4.000%, 11/01/43	21,847	22,277

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, 01/01/44	589,223	$606,636
4.000%, 02/01/44	87,540	89,966
4.000%, 03/01/44	61,836	63,946
4.000%, 04/01/44	71,535	74,008
4.000%, 12/01/44	17,442	17,785
4.000%, 01/01/45	524,877	536,319
4.000%, 02/01/45	613,840	629,348
4.000%, 12/01/45	606,546	619,864
4.000%, 07/01/47	4,357,454	4,445,819
4.000%, 11/01/47	1,166,112	1,189,339
4.000%, 12/01/47	2,018,218	2,058,401
4.000%, 01/01/48	478,269	487,755
4.000%, 02/01/48	437,888	446,572
4.000%, 04/01/48	194,210	198,047
4.000%, 05/01/48	977,802	1,000,557
4.500%, 05/01/39	108,578	113,167
4.500%, 07/01/40	2,209,496	2,314,163
4.500%, 09/01/40	980,871	1,027,335
4.500%, 02/01/41	87,246	91,379
4.500%, 08/01/41	941,784	984,079
4.500%, 09/01/41	99,832	104,561
4.500%, 10/01/41	200,958	210,256
4.500%, 02/01/44	41,715	43,253
4.500%, TBA (a)	3,600,000	3,727,470
5.000%, 01/01/35	182,456	193,668
5.000%, 05/01/35	95,305	101,152
5.000%, 07/01/35	1,203,930	1,277,958
5.000%, 11/01/35	1,172,203	1,254,304
5.000%, 06/01/41	1,958,771	2,092,887
5.000%, 07/01/41	440,043	464,044
5.500%, 03/01/34	1,348,426	1,457,408
5.500%, 07/01/35	920,529	994,976
Freddie Mac ARM Non-Gold Pool 4.202%, 12M LIBOR + 1.880%, 04/01/41 (b)	29,241	30,543
4.358%, 12M LIBOR + 1.910%, 05/01/41 (b)	61,727	64,580
4.449%, 12M LIBOR + 1.750%, 12/01/40 (b)	1,009,677	1,048,251
4.477%, 12M LIBOR + 1.910%, 05/01/41 (b)	42,753	44,714
4.496%, 12M LIBOR + 1.883%, 10/01/42 (b)	194,266	202,788
4.500%, 12M LIBOR + 1.750%, 09/01/41 (b)	357,891	371,864
4.583%, 12M LIBOR + 1.910%, 06/01/41 (b)	58,051	60,737
4.630%, 12M LIBOR + 1.880%, 09/01/41 (b)	29,022	30,144
4.660%, 12M LIBOR + 1.910%, 06/01/41 (b)	31,194	32,483
4.711%, 12M LIBOR + 1.880%, 10/01/41 (b)	327,397	340,315
Freddie Mac Multifamily Aggregation Risk Transfer Trust 2.824%, 1M LIBOR + 0.320%, 02/25/20 (b)	11,611,000	11,596,644
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 1.869%, 11/25/19	3,605,021	3,574,796
1.883%, 05/25/19	4,081,652	4,066,836
2.086%, 03/25/19	3,271,896	3,263,438
2.567%, 1M LIBOR + 0.220%, 07/25/20 (b)	2,800,000	2,798,315
2.750%, 11/25/22	4,900,000	4,833,985
3.187%, 09/25/27 (b)	1,500,000	1,486,104
3.350%, 01/25/28	9,805,000	9,821,471
3.444%, 12/25/27	6,213,000	6,268,909

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO)
3.750%, 11/25/29	196,838	$204,630
3.750%, 11/25/32	1,000,000	1,013,415
3.780%, 10/25/28 (b)	2,100,000	2,169,331
3.850%, 05/25/28 (b)	2,994,000	3,113,356
3.854%, 06/25/28	5,900,000	6,137,374
3.900%, 12/25/30	2,200,000	2,257,840
3.926%, 06/25/28	4,544,000	4,750,157
3.926%, 07/25/28 (b)	5,800,000	6,064,050
3.974%, 01/25/21 (b)	17,750,000	18,038,214
3.990%, 05/25/33 (b)	3,650,000	3,777,082
4.084%, 11/25/20 (b)	968,115	988,270
Freddie Mac REMICS (CMO) 1.750%, 06/15/42	204,601	195,758
2.855%, 1M LIBOR + 0.400%, 03/15/34 (b)	338,977	338,777
3.355%, 1M LIBOR + 0.900%, 02/15/33 (b)	197,710	199,625
3.500%, 11/15/31	2,046,450	2,082,484
4.000%, 01/15/41	10,515,579	11,143,915
4.250%, 03/15/40	2,798,846	2,871,022
4.500%, 12/15/26	1,550,130	1,619,294
4.500%, 09/15/27	354,333	355,407
4.500%, 02/15/41	33,882	35,678
5.000%, 10/15/34	351,302	372,418
5.000%, 12/15/37	109,555	115,626
5.000%, 03/15/41	500,000	544,406
5.000%, 04/15/41	766,395	881,298
5.000%, 05/15/41	859,891	982,986
5.500%, 05/15/34	1,870,639	2,019,263
5.500%, 11/15/36	661,895	712,601
5.500%, 06/15/41	4,215,595	4,631,666
Ginnie Mae I 30 Yr. Pool
3.000%, 05/15/42	520,482	512,956
3.000%, 04/15/43	188,583	186,752
3.000%, 05/15/43	205,818	203,831
3.000%, 01/15/45	96,950	95,594
3.000%, 02/15/45	142,744	140,790
3.000%, 03/15/45	847,760	835,555
3.000%, 05/15/45	45,263	44,608
3.000%, 06/15/45	99,226	97,791
3.000%, 07/15/45	456,374	449,808
3.500%, 11/15/41	279,720	283,061
3.500%, 02/15/42	245,713	249,001
3.500%, 03/15/42	274,736	278,095
3.500%, 05/15/42	834,884	844,677
3.500%, 06/15/42	570,510	577,085
4.000%, 09/15/40	1,582,541	1,639,181
4.000%, 10/15/40	118,702	122,344
4.000%, 03/15/41	570,866	589,346
4.000%, 06/15/41	26,263	27,018
4.000%, 09/15/41	165,680	170,734
4.000%, 10/15/41	766,208	792,088
4.000%, 11/15/41	220,111	226,832
4.000%, 12/15/41	655,502	676,248
4.000%, 01/15/42	36,593	37,701
4.000%, 02/15/42	39,198	40,401

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
4.000%, 03/15/42	159,124	$163,817
4.000%, 11/15/42	26,962	27,675
4.000%, 01/15/43	55,535	57,251
4.500%, 08/15/39	1,771,352	1,851,838
4.500%, 06/15/40	479,861	500,711
4.500%, 07/15/40	120,101	125,536
4.500%, 03/15/41	636,314	664,592
4.500%, 04/15/41	55,986	58,471
5.000%, 03/15/39	67,541	71,605
5.000%, 07/15/39	120,820	127,331
5.000%, 08/15/39	119,705	126,687
5.000%, 09/15/39	88,687	94,039
5.000%, 04/15/40	43,484	46,098
5.000%, 08/15/40	153,342	162,455
5.000%, 04/15/41	121,470	128,748
5.000%, 09/15/41	83,637	88,686
5.500%, 10/15/39	18,828	20,047
6.000%, 06/15/36	837,090	910,987
Ginnie Mae II 30 Yr. Pool 3.000%, 12/20/42	1,125,136	1,112,542
3.000%, 03/20/43	1,041,037	1,029,793
3.000%, 11/20/46	18,230,378	17,955,718
3.500%, 12/20/42	443,375	448,713
3.500%, 07/20/45	5,717,483	5,768,621
3.500%, 12/20/45	9,143,761	9,210,385
3.500%, 05/20/46	2,163,036	2,179,831
3.500%, 06/20/46	6,286,193	6,335,460
3.500%, 11/20/47	668,283	673,152
3.500%, 12/20/47	3,819,557	3,847,387
3.500%, 10/20/48	6,035,055	6,079,028
4.000%, 09/20/39	152,927	158,376
4.000%, 10/20/40	21,664	22,379
4.000%, 11/20/40	1,506,547	1,556,266
4.000%, 10/20/41	1,861,295	1,922,734
4.000%, 11/20/41	698,170	721,209
4.000%, 04/20/42	905,360	935,261
4.000%, 06/20/42	68,228	70,465
4.000%, 08/20/44	249,402	256,316
4.000%, 10/20/44	1,795,223	1,845,009
4.000%, 11/20/44	3,984,513	4,110,896
4.000%, 12/20/44	101,028	104,230
4.500%, 02/20/40	158,437	166,256
4.500%, 09/20/40	17,214	18,062
4.500%, TBA (a)	16,100,000	16,639,748
Ginnie Mae II Pool 4.422%, 08/20/61 (b)	64,438	64,591
4.467%, 12/20/61 (b)	3,092,605	3,103,225
4.737%, 01/20/62 (b)	657,793	660,308
5.470%, 08/20/59 (b)	1,746	1,865
Government National Mortgage Association (CMO) 1.650%, 01/20/63	758,037	748,412
1.750%, 03/20/63	4,894,406	4,829,911
2.500%, 11/20/46	241,525	234,476
2.500%, 06/20/63	16,417,947	16,342,569
2.500%, 05/20/65	3,072,048	3,054,378

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Government National Mortgage Association (CMO)
2.500%, 06/20/65	674,358	$670,337
2.614%, 1M LIBOR + 0.300%, 08/20/60 (b)	177,095	176,634
2.614%, 1M LIBOR + 0.300%, 09/20/60 (b)	213,853	213,306
2.652%, 1M LIBOR + 0.330%, 07/20/60 (b)	225,187	224,748
2.720%, 1M LIBOR + 0.250%, 10/20/47 (b)	1,213,692	1,211,089
2.750%, 02/20/64	5,330,452	5,295,150
2.750%, 05/20/64	1,254,098	1,240,089
2.770%, 1M LIBOR + 0.300%, 05/20/48 (b)	1,510,513	1,510,969
2.770%, 1M LIBOR + 0.300%, 06/20/48 (b)	1,716,892	1,715,454
2.804%, 1M LIBOR + 0.490%, 02/20/61 (b)	267,772	268,210
2.814%, 1M LIBOR + 0.500%, 12/20/60 (b)	488,771	489,857
2.814%, 1M LIBOR + 0.500%, 02/20/61 (b)	79,268	79,410
2.814%, 1M LIBOR + 0.500%, 04/20/61 (b)	159,603	159,974
2.814%, 1M LIBOR + 0.500%, 05/20/61 (b)	337,834	338,698
2.844%, 1M LIBOR + 0.530%, 06/20/61 (b)	221,980	222,610
2.914%, 1M LIBOR + 0.600%, 10/20/61 (b)	762,996	766,551
2.944%, 1M LIBOR + 0.630%, 01/20/62 (b)	769,063	773,336
2.944%, 1M LIBOR + 0.630%, 03/20/62 (b)	451,263	453,175
2.950%, 1M LIBOR + 0.480%, 01/20/38 (b)	38,695	38,839
2.964%, 1M LIBOR + 0.650%, 05/20/61 (b)	87,650	87,856
2.964%, 1M LIBOR + 0.650%, 11/20/65 (b)	541,794	542,528
2.970%, 1M LIBOR + 0.500%, 07/20/37 (b)	151,247	151,949
2.985%, 1M LIBOR + 0.530%, 12/16/39 (b)	142,229	143,122
3.000%, 11/16/45	2,169,070	2,157,438
3.000%, 03/20/63	4,494,238	4,483,336
3.010%, 1Y CMT + 0.350%, 08/20/66 (b)	5,601,241	5,611,506
3.014%, 1M LIBOR + 0.700%, 11/20/61 (b)	716,405	721,614
3.014%, 1M LIBOR + 0.700%, 01/20/62 (b)	503,779	507,233
3.055%, 1M LIBOR + 0.600%, 11/16/39 (b)	184,090	185,414
3.160%, 1Y CMT + 0.500%, 05/20/66 (b)	5,991,036	6,016,579
3.250%, 08/20/68	4,653,136	4,701,948
3.500%, 11/20/36 (c)	134,759	8,720
3.500%, 09/20/63	2,110,608	2,116,284
3.630%, -1 x 1M LIBOR + 6.100%, 07/20/41 (b) (c)	209,228	27,731
4.000%, 12/20/40	4,043,548	4,241,507
4.500%, 05/16/40	80,000	84,072
4.500%, 05/20/40 (c)	22,625	2,764
4.500%, 12/20/40	1,916,946	2,028,643
5.000%, 12/20/39	4,241,454	4,569,627
5.000%, 03/20/40	3,190,000	3,542,435
5.010%, 09/20/60 (b)	1,151,752	1,159,311
5.150%, 08/20/60	1,067,343	1,075,898
5.297%, 07/20/60 (b)	1,149,903	1,160,225
5.373%, -1 x 1M LIBOR + 8.667%, 04/20/39 (b)	709,026	708,807
5.500%, 04/20/34	167,723	203,089
5.507%, -1 x 1M LIBOR + 8.800%, 08/20/39 (b)	2,296,758	2,320,011

		625,063,231

Federal Agencies—8.4%
Federal Home Loan Bank 2.125%, 02/11/20	25,000,000	24,879,950
2.625%, 10/01/20	14,000,000	14,015,624
3.250%, 11/16/28	10,000,000	10,163,540

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal Home Loan Mortgage Corp. 6.250%, 07/15/32 (d)	7,568,000	$10,098,066
6.750%, 03/15/31	481,000	653,850
Federal National Mortgage Association 1.500%, 11/30/20	2,000	1,960
6.625%, 11/15/30	1,430,000	1,917,288
Tennessee Valley Authority 2.875%, 09/15/24	7,050,000	7,092,117
5.250%, 09/15/39	1,097,000	1,378,881
5.500%, 06/15/38	6,117,000	7,835,638
5.880%, 04/01/36	2,127,000	2,772,049

		80,808,963

U.S. Treasury—17.1%
U.S. Treasury Bonds 2.500%, 02/15/46	5,001,000	4,523,411
2.750%, 08/15/47	21,139,000	20,056,112
2.750%, 11/15/47	2,250,000	2,132,783
2.875%, 08/15/45	22,188,000	21,650,219
3.000%, 11/15/44	9,140,000	9,142,613
3.000%, 05/15/47	400,000	398,988
3.375%, 11/15/48	16,148,000	17,297,228
3.625%, 02/15/44 (e) (f)	48,659,000	53,994,809
4.375%, 05/15/40	5,850,000	7,191,765
4.375%, 05/15/41	7,966,000	9,819,530
4.750%, 02/15/37	1,298,000	1,655,939
5.250%, 02/15/29 (e) (f)	7,680,000	9,392,929
U.S. Treasury Notes 2.000%, 11/15/26	1,280,000	1,222,727
2.250%, 02/15/27	1,525,000	1,481,904
2.875%, 11/30/25	4,276,000	4,354,666

		164,315,623

Total U.S. Treasury & Government Agencies (Cost $885,483,834)		870,187,817

Asset-Backed Securities—5.4%

Asset-Backed - Automobile—0.4%
Securitized Term Auto Receivables Trust 3.068%, 01/25/22 (144A)	3,550,000	3,552,224

Asset-Backed - Other—1.4%
CLUB Credit Trust 2.990%, 05/15/24 (144A)	698,916	698,227
Dell Equipment Finance Trust 3.180%, 06/22/23 (144A)	625,000	625,216
Ford Credit Floorplan Master Owner Trust 2.950%, 05/15/23	7,578,000	7,556,998
Kubota Credit Owner Trust 3.100%, 08/15/22 (144A)	5,080,000	5,104,555

		13,984,996

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—3.6%
Goal Capital Funding Trust 2.847%, 3M LIBOR + 0.170%, 05/28/30 (b)	373,283	$372,741
Higher Education Funding I 2.837%, 3M LIBOR + 0.160%, 02/25/32 (b)	373,525	373,232
Navient Student Loan Trust 2.696%, 1M LIBOR + 0.190%, 03/25/67 (144A) (b)	1,653,602	1,653,601
2.806%, 1M LIBOR + 0.300%, 07/26/66 (144A) (b)	1,260,463	1,260,845
2.926%, 1M LIBOR + 0.420%, 08/27/29 (b)	1,666,901	1,666,901
3.106%, 1M LIBOR + 0.600%, 07/26/66 (144A) (b)	3,846,000	3,850,942
Northstar Education Finance, Inc. 2.739%, 3M LIBOR + 0.230%, 07/28/21 (b)	3,989,127	3,989,870
SLM Student Loan Trust 2.960%, 3M LIBOR + 0.470%, 01/26/26 (b)	21,388,324	21,455,250

		34,623,382

Total Asset-Backed Securities (Cost $44,007,468)		52,160,602

Foreign Government—4.9%

Sovereign—4.9%
Hashemite Kingdom of Jordan Government AID Bond 3.000%, 06/30/25	10,389,000	10,334,256
Israel Government AID Bonds 5.500%, 09/18/23	13,878,000	15,601,851
5.500%, 12/04/23	8,920,000	10,034,329
5.500%, 04/26/24	1,900,000	2,160,169
Ukraine Government AID Bond 1.471%, 09/29/21	9,388,000	9,074,169

Total Foreign Government (Cost $51,341,345)		47,204,774

Mortgage-Backed Securities—3.7%

Collateralized Mortgage Obligations—3.4%
Holmes Master Issuer plc 2.796%, 3M LIBOR + 0.360%, 10/15/54 (144A) (b)	5,600,000	5,582,875
2.856%, 3M LIBOR + 0.420%, 10/15/54 (144A) (b)	1,218,000	1,212,992
National Credit Union Administration Guaranteed Notes Trust 2.830%, 1M LIBOR + 0.450%, 01/08/20 (b)	3,114,519	3,118,694
Permanent Master Issuer plc 2.816%, 3M LIBOR + 0.380%, 07/15/58 (144A) (b)	3,471,000	3,452,631
Seasoned Credit Risk Transfer Trust 3.500%, 08/25/57	12,470,207	12,501,114
3.500%, 11/25/57	4,030,065	4,031,944
Seasoned Loans Structured Transaction 3.500%, 06/25/28	2,092,829	2,079,029
Thornburg Mortgage Securities Trust 3.146%, 1M LIBOR + 0.640%, 09/25/43 (b)	254,614	252,384

		32,231,663

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2018

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*/ Shares	Value

Commercial Mortgage-Backed Securities—0.3%
GS Mortgage Securities Trust 2.045%, 03/10/50	3,140,231	$3,098,033

Total Mortgage-Backed Securities (Cost $35,224,685)		35,329,696

Corporate Bonds & Notes—1.6%

Diversified Financial Services—0.7%
Private Export Funding Corp. 4.300%, 12/15/21	6,000,000	6,268,434

Sovereign—0.9%
National Credit Union Administration Guaranteed Notes Trust 3.450%, 06/12/21	8,645,000	8,804,241

Total Corporate Bonds & Notes (Cost $16,501,178)		15,072,675

Short-Term Investment—0.9%

Mutual Fund—0.9%
State Street Institutional Liquid Reserves Fund Trust Class, 2.466% (g)	8,708,576	8,708,576

Total Short-Term Investments (Cost $8,708,278)		8,708,576

Securities Lending Reinvestments (h)—1.0%

Repurchase Agreements—1.0%
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $1,500,208; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $1,530,001.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $500,069; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $510,000.	500,000	500,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $1,800,275; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $1,836,000.	1,800,000	1,800,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $297,147; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $303,042.	297,100	$297,100
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,500,213; collateralized by various Common Stock with an aggregate market value of $1,669,818.	1,500,000	1,500,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $300,043; collateralized by various Common Stock with an aggregate market value of $333,964.	300,000	300,000
Nomura Securities International, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $1,500,246; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.500%, maturity dates ranging from 02/15/19 - 08/15/48, and an aggregate market value of $1,530,000.	1,500,000	1,500,000
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,000,141; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,095,476.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $400,056; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $438,190.	400,000	400,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $500,070; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $547,738.	500,000	500,000

		9,297,100

Time Deposit—0.0%
Royal Bank of Canada 2.420%, 01/02/19	400,000	400,000

Total Securities Lending Reinvestments (Cost $9,697,100)		9,697,100

Total Purchased Options—0.1% (i) (Cost $956,236)		829,870

Total Investments—108.2% (Cost $1,051,920,124)		1,039,191,110
Other assets and liabilities (net)—(8.2)%		(78,817,699)

Net Assets—100.0%		$960,373,411

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2018

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Interest only security.
(d)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $9,340,177 and the collateral received consisted of cash in the amount of $9,697,100. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $886,185.
(f)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2018, the market value of securities pledged was $195,112.
(g)	The rate shown represents the annualized seven-day yield as of December 31, 2018.
(h)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(i)	For a breakout of open positions, see details shown in the Purchased Options table that follows
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $26,994,108, which is 2.8% of net assets.

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 30 Yr. Pool	3.500%	TBA	$(13,100,000)	$(13,031,328)	$(13,101,820)
Fannie Mae 30 Yr. Pool	4.500%	TBA	(9,950,000)	(10,276,529)	(10,308,109)
Ginnie Mae II 30 Yr. Pool	4.000%	TBA	(2,600,000)	(2,653,422)	(2,662,576)

Totals				$(25,961,279)	$(26,072,505)

Cash in the amount of $263,735 has been deposited in segregated account held by the counterparty as collateral for TBA contracts.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 10 Year Futures	03/20/19	619	USD	75,527,672	$1,780,161
U.S. Treasury Note 5 Year Futures	03/29/19	437	USD	50,118,438	676,278

Futures Contracts—Short
U.S. Treasury Long Bond Futures	03/20/19	(10)	USD	(1,460,000)	(70,720)
U.S. Treasury Note 2 Year Futures	03/29/19	(178)	USD	(37,791,625)	(233,643)
U.S. Treasury Note Ultra 10 Year Futures	03/20/19	(77)	USD	(10,016,016)	(262,101)

Net Unrealized Appreciation					$1,889,975

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - Interest Rate Swap	2.495%	GSCM	3M LIBOR	Pay	10/05/20	3,500,000	USD	3,500,000	$116,375	$107,007	$(9,368)
Call - OTC - Interest Rate Swap	2.788%	GSCM	3M LIBOR	Pay	01/25/21	12,300,000	USD	12,300,000	361,743	292,341	(69,402)
Put - OTC - Interest Rate Swap	2.495%	GSCM	3M LIBOR	Receive	10/05/20	3,500,000	USD	3,500,000	116,375	68,591	(47,784)
Put - OTC - Interest Rate Swap	2.788%	GSCM	3M LIBOR	Receive	01/25/21	12,300,000	USD	12,300,000	361,743	361,931	188

Totals									$956,236	$829,870	$(126,366)

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2018

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	3M LIBOR	Quarterly	2.750%	Semi-Annually	03/20/26	USD	5,592,000	$46,173	$(12,630)	$58,803

Glossary of Abbreviations

Counterparties

(GSCM)—	Goldman Sachs Capital Markets, LP

Currencies

(USD)—	United States Dollar

Index Abbreviations

(CMT)—	Constant Maturity Treasury Index
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$870,187,817	$—	$870,187,817
Total Asset-Backed Securities*	—	52,160,602	—	52,160,602
Total Foreign Government*	—	47,204,774	—	47,204,774
Total Mortgage-Backed Securities*	—	35,329,696	—	35,329,696
Total Corporate Bonds & Notes*	—	15,072,675	—	15,072,675
Total Short-Term Investment*	8,708,576	—	—	8,708,576
Total Securities Lending Reinvestments*	—	9,697,100	—	9,697,100
Total Purchased Options*	—	829,870	—	829,870
Total Investments	$8,708,576	$1,030,482,534	$—	$1,039,191,110

Collateral for Securities Loaned (Liability)	$—	$(9,697,100)	$—	$(9,697,100)
TBA Forward Sales Commitments	$—	$(26,072,505)	$—	$(26,072,505)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,456,439	$—	$—	$2,456,439
Futures Contracts (Unrealized Depreciation)	(566,464)	—	—	(566,464)
Total Futures Contracts	$1,889,975	$—	$—	$1,889,975
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$58,803	$—	$58,803

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 3 to Level 2 in the amount of $4,932,922 were due to the initiation of a broker or vendor providing a price which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,039,191,110
Receivable for:
TBA securities sold (c)	89,490,253
Fund shares sold	824,197
Principal paydowns	14,598
Dividends and interest	4,623,565
Variation margin on futures contracts	284,837
Variation margin on centrally cleared swap contracts	18,024
Prepaid expenses	2,637

Total Assets	1,134,449,221
Liabilities
Due to custodian	48,027
TBA forward sales commitments, at value	26,072,505
Collateral for securities loaned	9,697,100
Payables for:
TBA securities purchased (c)	135,985,596
Fund shares redeemed	385,172
Premium on purchased options	956,236
Interest on forward sales commitments	38,602
Accrued Expenses:
Management fees	347,034
Distribution and service fees	202,033
Deferred trustees’ fees	108,463
Other expenses	235,042

Total Liabilities	174,075,810

Net Assets	$960,373,411

Net Assets Consist of:
Paid in surplus	$1,027,125,506
Distributable earnings (Accumulated losses)	(66,752,095)

Net Assets	$960,373,411

Net Assets
Class B	$960,373,411
Capital Shares Outstanding*
Class B	93,571,984
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.26

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,051,920,124.
(b)	Includes securities loaned at value of $9,340,177.
(c)	Included within TBA securities sold is $33,842,522 related to TBA forward sale commitments and included within TBA securities purchased is $7,798,505 related to TBA forward sale commitments

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends	$226,649
Interest	26,955,360
Securities lending income	7,643

Total investment income	27,189,652
Expenses
Management fees	4,283,885
Administration fees	42,985
Custodian and accounting fees	157,894
Distribution and service fees—Class B	2,502,428
Audit and tax services	74,042
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	57,923
Insurance	6,847
Miscellaneous	17,745

Total expenses	7,222,572

Net Investment Income	19,967,080

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(14,305,871)
Purchased options	106,513
Futures contracts	(1,758,139)
Written options	19,300
Swap contracts	(343,867)

Net realized loss	(16,282,064)

Net change in unrealized appreciation (depreciation) on:
Investments	(7,535,670)
Purchased options	(49,852)
Futures contracts	2,095,474
Swap contracts	58,803

Net change in unrealized depreciation	(5,431,245)

Net realized and unrealized loss	(21,713,309)

Net Decrease in Net Assets From Operations	$(1,746,229)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$19,967,080	$20,093,009
Net realized loss	(16,282,064)	(693,438)
Net change in unrealized appreciation (depreciation)	(5,431,245)	9,793,555

Increase (decrease) in net assets from operations	(1,746,229)	29,193,126

From Distributions to Shareholders (a)
Class B	(27,908,378)	(24,889,633)

Total distributions	(27,908,378)	(24,889,633)

Decrease in net assets from capital share transactions	(97,046,392)	(132,539,031)

Total decrease in net assets	(126,700,999)	(128,235,538)

Net Assets
Beginning of period	1,087,074,410	1,215,309,948

End of period	$960,373,411	$1,087,074,410 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	4,418,947	$45,010,319	2,817,460	$29,817,133
Reinvestments	2,790,838	27,908,378	2,361,445	24,889,633
Redemptions	(16,716,287)	(169,965,089)	(17,737,889)	(187,245,797)

Net decrease	(9,506,502)	$(97,046,392)	(12,558,984)	$(132,539,031)

Decrease derived from capital shares transactions		$(97,046,392)		$(132,539,031)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the Year Ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $27,526,019 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.55	$10.51	$10.59	$10.80	$10.31

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.19	0.18	0.17	0.18
Net realized and unrealized gain (loss)	(0.20)	0.08	(0.03)	(0.12)	0.59

Total income (loss) from investment operations	0.00	0.27	0.15	0.05	0.77

Less Distributions
Distributions from net investment income	(0.29)	(0.23)	(0.23)	(0.26)	(0.28)

Total distributions	(0.29)	(0.23)	(0.23)	(0.26)	(0.28)

Net Asset Value, End of Period	$10.26	$10.55	$10.51	$10.59	$10.80

Total Return (%) (b)	(0.06)	2.60	1.32	0.43	7.56

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.72	0.71	0.70	0.70	0.71
Net ratio of expenses to average net assets (%) (c)	0.72	0.71	0.70	0.70	0.71
Ratio of net investment income to average net assets (%)	1.99	1.76	1.67	1.59	1.72
Portfolio turnover rate (%)	240 (d)	187 (d)	216 (d)	214 (d)	281 (d)
Net assets, end of period (in millions)	$960.4	$1,087.1	$1,215.3	$1,217.7	$1,271.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 69%, 111%, 116%, 117%, and 151% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Fidelity Institutional Asset Management Government Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of

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Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2018, the Portfolio had a payment of $48,027 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2018. The Portfolio’s average overdraft advances during the year ended December 31, 2018 were not significant.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same

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Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to

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Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $9,297,100. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as U.S. Treasury & Government Agencies in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at

BHFTI-21

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution

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Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally-cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$829,870
	Unrealized appreciation on centrally cleared swap contracts (b)(c)	58,803
	Unrealized appreciation on futures contracts (c) (d)	2,456,439	Unrealized depreciation on futures contracts (c) (d)	$566,464

Total		$3,345,112		$566,464

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

BHFTI-23

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received	Net Amount*
Goldman Sachs Capital Markets, L.P.	$829,870	$—	$—	$829,870

*	Net amount represents the net amount payable due to the counterparty in the event of default.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Purchased options	$106,513
Futures contracts	(1,758,139)
Swap contracts	(343,867)
Written options	19,300

$(1,976,193)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Purchased options	$(49,852)
Futures contracts	2,095,474
Swap contracts	58,803

$2,104,425

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$82,700,000
Futures contracts long	78,058,333
Futures contracts short	(37,672,727)
Swap contracts	34,733,333
Written options	(40,440,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for

BHFTI-24

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar rolls and TBA transactions but excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$2,421,492,945	$81,607,904	$2,502,666,238	$56,964,700

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2018 were as follows:

Purchases	Sales
$1,816,137,395	$1,766,545,796

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$4,283,885	0.520%	First $100 million
	0.440%	$100 million to $500 million
	0.400%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. FIAM, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-25

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.010%	Over $	1.3 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. No fees were waived for the year ended December 31, 2018.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,062,129,125
Gross unrealized appreciation	8,812,742
Gross unrealized depreciation	(29,913,206)

Net unrealized appreciation (depreciation)	$(21,100,464)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$27,908,378	$24,889,633	$—	$—	$27,908,378	$24,889,633

BHFTI-26

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$25,941,109	$—	$(21,100,464)	$(71,484,278)	$(66,643,633)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $39,011,752 and accumulated long-term capital losses of $32,472,526.

9. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-27

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Fidelity Institutional Asset Management Government Income and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Fidelity Institutional Asset Management Government Income Portfolio (the “Portfolio”) one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fidelity Institutional Asset Management Government Income Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-28

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-29

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-30

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-31

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-32

Brighthouse Funds Trust I

Fidelity Institutional Asset Management Government Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Fidelity Institutional Asset Management Government Income Portfolio (formerly, Pyramis® Government Income Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and FIAM LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2018, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Government Bond Index, for the five-year period ended September 30, 2018, and underperformed its benchmark for the one-year and three-year periods ended September 30, 2018. The Board also considered that the Portfolio underperformed its blended benchmark for the one-, three- and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size.

BHFTI-33

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Harris Oakmark International Portfolio returned -23.73%, -23.97%, and -23.86%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index1, returned -13.79%.

MARKET ENVIRONMENT / CONDITIONS

Volatility prevailed throughout 2018 as investors digested the implications of newly imposed tariffs. Trade wars began in earnest across the spectrum of U.S. partners, especially the largest traders of Canada, Mexico, and China. Along with import tariffs on steel and aluminum mainly aimed at Canada and Mexico, the U.S. enacted tariffs on Chinese imports. Retaliatory counter-tariffs soon ensued, and many European Union countries also entered the fray. A threat was issued to impose a 20% tariff on European auto imports, which Moody’s Investors Service found would cause negative disruptions to the global supply chain across the auto industry and push vehicle prices higher. While a tentative agreement was reached with Mexico and talks persisted with the European Union, the U.S. and China continued to impose tit-for-tat tariffs. However, trade tensions were eased somewhat after a meeting between U.S. President Trump and Chinese leader Xi Jinping resulted in a postponement of planned tariff increases scheduled for January 1, 2019.

Elsewhere, Brexit (the U.K. proposal to leave the European Union) negotiations faltered, which prompted the resignation of U.K. Brexit Secretary Dominic Raab and the decline of the pound sterling. Despite the discord, U.K. Prime Minister Theresa May survived a vote of no-confidence held by her own Conservative Party in December. In Japan, third-quarter gross domestic product growth was revised downward from -1.2% to -2.5% at an annualized rate, a sharp decrease from the 2.8% growth in the second quarter. Likewise, the pace of economic growth in China decelerated to 6.5% in the third quarter from 6.7% in the second quarter, with fears that fourth quarter growth could sink to an even lower rate.

Erratic energy prices also served as a source of concern during the reporting period. Supply/demand imbalances and other market factors caused key energy benchmarks to fall 40% by year-end from nearly four-year high levels reached in October. In response, the Organization of the Petroleum Exporting Countries (OPEC) and other countries agreed to a reduction in production of 1.2 million barrels a day effective for six months, beginning in January.

Geopolitical events have been and will always be part of the investing climate. Elections, trade disputes, wars and other forms of conflict tend to have large impacts on short-term stock prices. However, we believe that underlying value is largely unaffected by macro events. Instead, a company’s true worth is based on its ability to generate cash and create value for its owners over the long term, in our view. As value investors, this is what we study, analyze, and price. We remain focused on fundamental factors and utilize discipline to take advantage of the market’s volatility and investors’ impatience. We have faced numerous situations like this in the past and have been able to create long-term value for our investors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Both stock selection and country weightings caused the Portfolio to underperform its benchmark for the year. A greater-than-benchmark weighting in the U.S. and holdings in Indonesia were the main contributors to relative performance for the year. Performance compared with the benchmark was hurt most by holdings in the U.K., Germany, and France.

However, our investment process does not emphasize outperforming any benchmark. Instead, we focus on achieving strong absolute performance of our portfolios through effective stock selection. Positively, in terms of absolute collective performance, three of 19 countries in which we were invested delivered positive absolute returns for the year, with gains coming from India (+12%), Canada (+5%) and the U.S. (+2%). Three of four underlying holdings in these countries delivered positive returns for the period. Ireland and Australia (both -34%) generated the largest negative collective absolute returns for full-year 2018, followed by Mexico (-32%).

The Portfolio’s worst detractors for the year were BNP Paribas (France), Daimler (Germany), and Continental (Germany). Results from BNP Paribas for the first two quarters of 2018 were mixed, which caused investor concern early in the year. The company realized fiscal first-half year-over-year declines in revenue, pre-provision profit and operating income. Even so, the declines largely came from a number of one-time items, including outsized regulatory tax payments along with capital gains, credit costs, and transformation expenses that were greater than in the year-ago period. In addition, results from corporate and institutional banking were especially robust in the same period last year, which made comparative results appear weaker than absolute performance indicated. Later, BNP issued third-quarter revenue, operating income and profit before tax that missed market forecasts, while net income exceeded projections. The company experienced negative leverage in all three of its operating divisions on an underlying basis, which management attributed to the persistent low interest rate environment, increased investment in the international financial services division, and in particular, to sluggish trading conditions in the corporate and institutional banking division. However, the substandard operating results were not especially surprising to us given the difficult end-market conditions coupled with costs invested to restructure parts of the business. Furthermore, BNP was pressured by fears about European politics, although these headlines have not reduced our assessment of the long-term intrinsic value of the company. The company possesses a dominant retail banking franchise along with a diversified business base, which allows for cost of funding, liquidity and scale advantages versus its smaller peers. The company also improved its risk profile by exiting riskier business lines and increasing its capital level, which has worked to further strengthen its balance sheet. Overall, our investment thesis for this company remained intact at year end, as we

BHFTI-1

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

believe BNP’s capital position is solid and its management team is working to enhance shareholder value.

Daimler’s share price declined significantly in the second quarter after management announced a profit warning and indicated 2018 total earnings would be slightly below the 2017 level. The company cited challenges such as higher raw material costs, adverse effects from currency movements, and minor difficulties with U.S. suppliers as the cause of the adjustment. Management worked to mitigate these issues through cost cutting. As the year progressed, Daimler faced the threat of newly imposed tariffs from both the U.S. and China, vehicle recalls that stemmed from concerns surrounding manipulated emission control systems (management adamantly denies the use of defeat devices), and unexpected news that CEO Dieter Zetsche (age 65) will step down in May 2019. While these matters prompted investor anxiety, we remained confident that Daimler possesses the wherewithal to manage each of these situations successfully. Later, the company’s fiscal nine-month results illustrated that Daimler has encountered a difficult period, as revenues from industrial operations remained unchanged and the earnings margin contracted. Full-period Mercedes-Benz revenue dropped 3.2% and unit sales declined 6.3% in the third quarter, primarily driven by a lack of product availability in the U.S. and significant issues pertaining to compliance with new European emissions regulations. However, the year ended on a positive note as global Mercedes-Benz sales increased 1.5% in November from a year earlier, which marked the brand’s best-ever November sales growth. In addition, Daimler delivered its first battery powered electric commercial truck to U.S.-based Penske Truck Leasing and also announced it is investing more than EUR 1 billion to create a global battery production network. Lastly, President Trump told German auto executives in December that he had no immediate plans to impose additional U.S. vehicle tariffs. Overall, at period end Daimler still met our operational performance expectations and its shares traded at a significant discount to our estimate of intrinsic value.

Investors reacted negatively to Continental’s profit warning, which was attributed to three key issues: warranties, revenue shortfall and operational issues. Management decided to take a warranty provision to cover all outstanding product warranty issues in the powertrain division. The majority of the revenue shortfall occurred in the automotive side of the business, where two original equipment manufacturer customers significantly lowered their call-offs for the rest of the year. The operational issues were attributed to plants in NAFTA regions that suffered underutilization. Because management didn’t react accordingly, the company missed its cost targets. However, Continental believes that restructuring can address this issue. The company also had trouble ramping up production to meet customer demands for 48-volt technology. On top of these company-specific issues, Continental has traded down on the back of industry-wide concerns about auto production volumes and tariffs, but we believe it has superior end-market exposures and a lower risk profile than many of its peers. The company’s nine-month results released in November were largely in line with the profit warning issued by Continental earlier in the year. Management reiterated margin and free cash flow guidance for the full-year period, with expectations for slightly lower sales due to currency headwinds and lower automotive market assumptions. For the third quarter, automotive organic growth slowed to 1.7%. In its ContiTech segment, a restructuring program was outlined targeting EUR 150 million of net savings in an effort to bring the business back to double-digit margins. In the tire division, Continental sees profitability stabilizing in the fourth quarter and improving further in 2019. Overall, at year end our investment thesis for the company remained intact and we believe at year end it traded at a steep discount to our perception of its underlying value.

The Portfolio’s top contributors to performance for the year were Safran (France), Experian (U.K.), and Swatch Group (Switzerland). Safran delivered strong first-quarter earnings results as exhibited by revenues of EUR 4.22 billion that exceeded market expectations of EUR 4.07 billion. Later, we sold out of the Portfolio’s position in the name as its share price approached our estimate of its true value.

Experian’s share price advanced predominately in the second quarter of 2018 upon the release of its prior fiscal-year results. Full-year revenue growth and operating profit margins were in line with market expectations. Fiscal-year organic growth was driven by the North American business-to-business segment and accelerated substantially in the fourth quarter due to structural demand for data and analytics coupled with new product introductions. Accompanying the earnings report was management’s prediction for continued organic growth in the 6-8% range over the next three years. Experian’s share price gained further value after releasing solid first-half results for the current fiscal year, in our assessment. Overall results are tracking almost precisely with our expectations, and both revenue and earnings per share matched market forecasts. Total revenue grew 9%, earnings increased 10% and earnings per share advanced 12%, all in constant currency. Total organic revenue rose 8% driven by growth across all regions and particularly in North America, which generates about 60% of the company’s total revenue. New product introductions prompted even greater organic growth in the business-to-business segment of 9% for the period. One such example is the company’s recently developed and introduced Ascend data platform, which enables users to analyze existing portfolios and build their own predictive models and credit strategies. Ascend has been installed in 14 of Experian’s largest clients in North America and the company plans to extend the platform to the U.S. mid-market and international markets. We believe Experian is an excellent business with good returns and strong free cash flow conversion that, at year-end, traded at a discount to our estimate of intrinsic value.

Swatch Group’s fiscal first-half earnings results released in July were largely in line with our expectations along with investors. We are pleased with both the company’s performance for our holding period and the market’s recognition of our estimation of Swatch’s true worth. As a result, we sold out of the Portfolio’s position in the company in favor of other opportunities with more upside potential.

BHFTI-2

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Managed by Harris Associates L.P.

Portfolio Manager Commentary*—(Continued)

The Portfolio finished the year with most of its equity assets invested in Europe (outside of the U.K.) and within that region, Germany (17%) held the most Portfolio weight on an equity-only basis. The U.K. (22%) held the next largest weighting. Latin America and the U.S. (both 1%) accounted for the smallest Portfolio weightings, as these regions contained only one holding each.

As active value managers, we believe that today’s market provides exploitable opportunities, and we are constantly looking for ways to capitalize on these opportunities in order to add value for our shareholders.

Currency hedging was actively utilized throughout the year, as we still believe that some currencies are overvalued compared to the U.S. dollar. Approximately 23% of the Portfolio’s Swiss franc exposure was hedged at year-end.

David G. Herro

Michael L. Manelli

Portfolio Managers

Harris Associates L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-3

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Harris Oakmark International Portfolio
Class A	-23.73	-0.45	9.96
Class B	-23.97	-0.71	9.68
Class E	-23.86	-0.60	9.79
MSCI EAFE Index	-13.79	0.53	6.32

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Daimler AG	3.8
BNP Paribas S.A.	3.8
Lloyds Banking Group plc	3.7
Intesa Sanpaolo S.p.A.	3.7
Credit Suisse Group AG	3.4
Continental AG	3.2
Bayerische Motoren Werke AG	3.1
CNH Industrial NV	3.1
Glencore plc	2.9
Naspers, Ltd. - N Shares	2.9

Top Countries

% of Net Assets
United Kingdom	20.2
Germany	16.8
Switzerland	13.1
France	10.3
Sweden	5.4
Japan	4.8
Netherlands	3.8
Italy	3.7
South Africa	2.8
Australia	2.6

BHFTI-4

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Harris Oakmark International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.78%	$1,000.00	$822.70	$3.58
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class B (a)	Actual	1.03%	$1,000.00	$821.60	$4.73
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

Class E (a)	Actual	0.93%	$1,000.00	$822.40	$4.27
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-5

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—96.1% of Net Assets

Security Description	Shares	Value

Australia—2.6%
AMP, Ltd.	14,878,822	$25,682,746
Brambles, Ltd.	671,100	4,797,564
Orica, Ltd.	3,271,300	39,743,428

		70,223,738

Canada—1.6%
Alimentation Couche-Tard, Inc. - Class B	227,500	11,316,675
Cenovus Energy, Inc.	4,516,265	31,758,090

		43,074,765

China—0.9%
Baidu, Inc. (ADR) (a)	138,575	21,977,995
Ctrip.com International, Ltd. (ADR) (a)	100,200	2,711,412

		24,689,407

France—10.3%
Accor S.A.	815,000	34,562,353
BNP Paribas S.A.	2,252,576	101,451,949
Bureau Veritas S.A.	1,120,860	22,765,416
Danone S.A.	241,733	17,037,204
Pernod-Ricard S.A.	48,750	8,004,624
Publicis Groupe S.A.	998,159	57,126,201
Valeo S.A.	1,262,200	36,599,787

		277,547,534

Germany—16.8%
Allianz SE	365,800	73,403,768
Bayer AG	956,060	66,294,301
Bayerische Motoren Werke AG	1,024,107	82,939,441
Continental AG	623,900	86,271,831
Daimler AG	1,934,193	101,693,377
ThyssenKrupp AG	2,518,100	43,219,411

		453,822,129

Indonesia—1.9%
Bank Mandiri Persero Tbk PT	102,749,700	52,674,918

Ireland—2.0%
Ryanair Holdings plc (ADR) (a) (b)	765,600	54,617,904

Italy—3.7%
Intesa Sanpaolo S.p.A.	44,793,100	99,273,834

Japan—4.8%
Komatsu, Ltd.	1,687,500	35,946,608
Olympus Corp.	1,079,000	32,993,844
Omron Corp.	317,800	11,454,497
Toyota Motor Corp.	848,300	49,269,921

		129,664,870

Mexico—1.1%
Grupo Televisa S.A.B. (ADR)	2,445,008	30,758,201

Security Description	Shares	Value

Netherlands—3.8%
Akzo Nobel NV	123,461	$9,924,114
ASML Holding NV	230,550	35,972,007
EXOR NV	1,034,705	55,912,708

		101,808,829

South Africa—2.8%
Naspers, Ltd. - N Shares	387,456	76,963,246

South Korea—2.3%
NAVER Corp.	258,700	28,187,374
Samsung Electronics Co., Ltd.	952,750	32,965,790

		61,153,164

Sweden—5.4%
Hennes & Mauritz AB - B Shares (b)	5,060,300	71,874,328
SKF AB - B Shares	2,388,890	36,376,261
Volvo AB - B Shares	2,755,191	36,227,208

		144,477,797

Switzerland—13.1%
Cie Financiere Richemont S.A.	643,547	41,359,115
Credit Suisse Group AG (a)	8,369,354	92,231,473
Ferguson plc	457,365	29,292,360
Glencore plc (a)	21,258,920	78,410,558
Kuehne & Nagel International AG	224,902	28,992,646
LafargeHolcim, Ltd. (a)	1,405,105	58,062,082
Nestle S.A.	296,900	24,138,221

		352,486,455

Taiwan—1.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	5,838,000	42,379,663

United Kingdom—20.2%
Ashtead Group plc	2,076,641	43,024,658
CNH Industrial NV	9,198,300	82,752,430
Diageo plc	529,400	18,816,738
Experian plc	560,900	13,632,521
G4S plc	8,116,000	20,311,631
Liberty Global plc - Class A (a)	993,400	21,199,156
Liberty Global plc - Class C (a)	1,909,300	39,407,952
Lloyds Banking Group plc	151,965,500	100,415,074
Meggitt plc	1,269,018	7,591,529
Reckitt Benckiser Group plc	148,700	11,355,625
Royal Bank of Scotland Group plc	18,857,901	51,851,103
Schroders plc	1,813,284	56,236,139
Schroders plc (non-voting shares) (b)	10,427	274,427
Smiths Group plc	1,605,007	27,788,670
WPP plc	4,691,500	50,388,083

		545,045,736

United States—1.2%
Willis Towers Watson plc (b)	214,374	32,554,835

Total Common Stocks (Cost $3,166,533,722)		2,593,217,025

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2018

Short-Term Investment—3.7%

Security Description	Principal Amount*	Value

Repurchase Agreement—3.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $99,111,743; collateralized by U.S. Treasury Notes with rates ranging from 2.125% - 2.875%, maturity dates ranging from 10/31/23 - 11/30/23, and an aggregate market value of $101,091,803.	99,105,136	$99,105,136

Total Short-Term Investments (Cost $99,105,136)		99,105,136

Securities Lending Reinvestments (c)—2.4%

Certificates of Deposit—0.7%
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	2,000,000	1,999,950
Royal Bank of Canada New York 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	3,000,000	2,996,931
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	3,000,000	2,999,754
Standard Chartered plc 2.785%, 1M LIBOR + 0.330%, 05/17/19 (d)	2,000,000	1,999,954
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (d)	4,000,000	3,999,920
Sumitomo Mitsui Banking Corp., New York 2.665%, 1M LIBOR + 0.210%, 05/17/19 (d)	2,000,000	1,999,160
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (d)	2,500,000	2,502,168

		18,497,837

Commercial Paper—0.3%
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	5,000,000	5,000,465
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (d)	5,000,000	4,999,800

		10,000,265

Repurchase Agreements—1.4%
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $1,000,138; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $1,020,001.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $1,600,221; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $1,632,000.	1,600,000	1,600,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $800,122; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $816,000.	800,000	$800,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $5,020,518; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $5,120,113.	5,019,718	5,019,718
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $2,300,327; collateralized by various Common Stock with an aggregate market value of $2,560,388.	2,300,000	2,300,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $900,128; collateralized by various Common Stock with an aggregate market value of $1,001,891.	900,000	900,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of 5,000,711; collateralized by various Common Stock with an aggregate market value of $5,566,061.	5,000,000	5,000,000
Nomura Securities International, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $9,001,475; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.500%, maturity dates ranging from 02/15/19 - 08/15/48, and an aggregate market value of $9,180,000.	9,000,000	9,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $5,000,703; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $5,000,703; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,700,239; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,862,309.	1,700,000	$1,700,000

		37,319,718

Total Securities Lending Reinvestments (Cost $65,819,718)		65,817,820

Total Investments—102.2% (Cost $3,331,458,576)		2,758,139,981
Other assets and liabilities (net)—(2.2)%		(60,310,920)

Net Assets—100.0%		$2,697,829,061

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $60,049,768 and the collateral received consisted of cash in the amount of $65,819,718. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.

(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Ten Largest Industries as of December 31, 2018 (Unaudited)	% of Net Assets
Banks	15.0
Media	10.2
Automobiles	8.7
Machinery	7.1
Capital Markets	5.5
Auto Components	4.6
Metals & Mining	4.5
Insurance	3.9
Diversified Financial Services	3.0
Semiconductors & Semiconductor Equipment	2.9

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation
CHF	56,329,000	SSBT	06/19/19	$59,620,656	$1,383,791

Glossary of Abbreviations

Counterparties

(SSBT)—	State Street Bank and Trust

Currencies

(CHF)—	Swiss Franc

Other Abbreviations

(ADR)—	American Depositary Receipt
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$70,223,738	$—	$70,223,738
Canada	43,074,765	—	—	43,074,765
China	24,689,407	—	—	24,689,407
France	—	277,547,534	—	277,547,534
Germany	—	453,822,129	—	453,822,129
Indonesia	—	52,674,918	—	52,674,918
Ireland	54,617,904	—	—	54,617,904
Italy	—	99,273,834	—	99,273,834
Japan	—	129,664,870	—	129,664,870
Mexico	30,758,201	—	—	30,758,201
Netherlands	—	101,808,829	—	101,808,829
South Africa	—	76,963,246	—	76,963,246
South Korea	—	61,153,164	—	61,153,164
Sweden	—	144,477,797	—	144,477,797
Switzerland	—	352,486,455	—	352,486,455
Taiwan	—	42,379,663	—	42,379,663
United Kingdom	60,607,108	484,438,628	—	545,045,736
United States	32,554,835	—	—	32,554,835
Total Common Stocks	246,302,220	2,346,914,805	—	2,593,217,025
Total Short-Term Investment*	—	99,105,136	—	99,105,136
Total Securities Lending Reinvestments*	—	65,817,820	—	65,817,820
Total Investments	$246,302,220	$2,511,837,761	$—	$2,758,139,981

Collateral for Securities Loaned (Liability)	$—	$(65,819,718)	$—	$(65,819,718)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$1,383,791	$—	$1,383,791

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$2,758,139,981
Cash denominated in foreign currencies (c)	1,083,937
Unrealized appreciation on forward foreign currency exchange contracts	1,383,791
Receivable for:
Investments sold	2,239,028
Fund shares sold	1,379,693
Dividends and interest	6,122,979
Prepaid expenses	8,380

Total Assets	2,770,357,789
Liabilities
Collateral for securities loaned	65,819,718
Payables for:
Investments purchased	2,817,550
Fund shares redeemed	938,899
Accrued Expenses:
Management fees	1,753,712
Distribution and service fees	213,728
Deferred trustees’ fees	123,956
Other expenses	861,165

Total Liabilities	72,528,728

Net Assets	$2,697,829,061

Net Assets Consist of:
Paid in surplus	$3,019,558,390
Distributable earnings (Accumulated losses)	(321,729,329)

Net Assets	$2,697,829,061

Net Assets
Class A	$1,670,549,707
Class B	941,854,937
Class E	85,424,417
Capital Shares Outstanding*
Class A	137,410,656
Class B	79,265,487
Class E	7,125,635
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.16
Class B	11.88
Class E	11.99

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,331,458,576.
(b)	Includes securities loaned at value of $60,049,768.
(c)	Identified cost of cash denominated in foreign currencies was $1,078,870.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$84,022,603
Non-cash dividends	6,921,569
Interest	668,696
Securities lending income	1,765,615

Total investment income	93,378,483
Expenses
Management fees	24,360,000
Administration fees	108,994
Custodian and accounting fees	715,405
Distribution and service fees—Class B	2,896,438
Distribution and service fees—Class E	166,506
Audit and tax services	56,554
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	168,431
Insurance	21,082
Miscellaneous	169,932

Total expenses	28,742,165
Less management fee waiver	(543,667)

Net expenses	28,198,498

Net Investment Income	65,179,985

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	222,959,434
Foreign currency transactions	(355,096)
Forward foreign currency transactions	2,279,858

Net realized gain	224,884,196

Net change in unrealized appreciation (depreciation) on:
Investments	(1,107,355,951)
Foreign currency transactions	(204,196)
Forward foreign currency transactions	259,759

Net change in unrealized depreciation	(1,107,300,388)

Net realized and unrealized loss	(882,416,192)

Net Decrease in Net Assets From Operations	$(817,236,207)

(a)	Net of foreign withholding taxes of $9,664,072.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$65,179,985	$60,734,964
Net realized gain	224,884,196	304,223,436
Net change in unrealized appreciation (depreciation)	(1,107,300,388)	518,655,842

Increase (decrease) in net assets from operations	(817,236,207)	883,614,242

From Distributions to Shareholders (a)
Class A	(113,138,486)	(35,844,106)
Class B	(67,540,541)	(19,928,035)
Class E	(6,583,132)	(2,028,096)

Total distributions	(187,262,159)	(57,800,237)

Increase (decrease) in net assets from capital share transactions	287,429,536	(536,867,401)

Total increase (decrease) in net assets	(717,068,830)	288,946,604

Net Assets
Beginning of period	3,414,897,891	3,125,951,287

End of period	$2,697,829,061	$3,414,897,891 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	19,934,856	$300,812,748	2,467,820	$37,609,650
Reinvestments	7,275,787	113,138,486	2,407,260	35,844,106
Redemptions	(8,512,148)	(143,621,271)	(28,925,072)	(439,248,553)

Net increase (decrease)	18,698,495	$270,329,963	(24,049,992)	$(365,794,797)

Class B
Sales	6,843,117	$98,380,503	3,295,081	$50,252,247
Reinvestments	4,437,618	67,540,541	1,365,869	19,928,035
Redemptions	(9,325,766)	(142,619,678)	(15,381,765)	(230,320,151)

Net increase (decrease)	1,954,969	$23,301,366	(10,720,815)	$(160,139,869)

Class E
Sales	499,883	$7,486,903	611,050	$9,360,235
Reinvestments	429,148	6,583,132	137,872	2,028,096
Redemptions	(1,332,554)	(20,271,828)	(1,470,179)	(22,321,066)

Net decrease	(403,523)	$(6,201,793)	(721,257)	$(10,932,735)

Increase (decrease) derived from capital shares transactions		$287,429,536		$(536,867,401)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $57,835,644 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.92	$13.18	$13.43	$15.94	$19.13

Income (Loss) from Investment Operations
Net investment income (a)	0.33	0.30	0.24	0.29	0.37
Net realized and unrealized gain (loss)	(4.13)	3.72	0.68	(0.76)	(1.31)

Total income (loss) from investment operations	(3.80)	4.02	0.92	(0.47)	(0.94)

Less Distributions
Distributions from net investment income	(0.31)	(0.28)	(0.31)	(0.53)	(0.48)
Distributions from net realized capital gains	(0.65)	0.00	(0.86)	(1.51)	(1.77)

Total distributions	(0.96)	(0.28)	(1.17)	(2.04)	(2.25)

Net Asset Value, End of Period	$12.16	$16.92	$13.18	$13.43	$15.94

Total Return (%) (b)	(23.73)	30.78	8.43	(4.31)	(5.52)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.81	0.81	0.81	0.83	0.83
Net ratio of expenses to average net assets (%) (c)	0.79	0.79	0.79	0.81	0.81
Ratio of net investment income to average net assets (%)	2.14	1.93	1.95	1.88	2.12
Portfolio turnover rate (%)	43	36	50	49	45
Net assets, end of period (in millions)	$1,670.5	$2,009.0	$1,882.2	$1,722.4	$1,903.6

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.56	$12.91	$13.17	$15.66	$18.84

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.25	0.21	0.25	0.32
Net realized and unrealized gain (loss)	(4.05)	3.65	0.66	(0.75)	(1.29)

Total income (loss) from investment operations	(3.76)	3.90	0.87	(0.50)	(0.97)

Less Distributions
Distributions from net investment income	(0.27)	(0.25)	(0.27)	(0.48)	(0.44)
Distributions from net realized capital gains	(0.65)	0.00	(0.86)	(1.51)	(1.77)

Total distributions	(0.92)	(0.25)	(1.13)	(1.99)	(2.21)

Net Asset Value, End of Period	$11.88	$16.56	$12.91	$13.17	$15.66

Total Return (%) (b)	(23.97)	30.43	8.18	(4.52)	(5.79)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.06	1.06	1.06	1.08	1.08
Net ratio of expenses to average net assets (%) (c)	1.04	1.04	1.04	1.06	1.06
Ratio of net investment income to average net assets (%)	1.92	1.66	1.73	1.64	1.88
Portfolio turnover rate (%)	43	36	50	49	45
Net assets, end of period (in millions)	$941.9	$1,280.2	$1,136.3	$1,163.9	$1,287.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.70	$13.02	$13.27	$15.77	$18.95

Income (Loss) from Investment Operations
Net investment income (a)	0.31	0.27	0.22	0.26	0.34
Net realized and unrealized gain (loss)	(4.09)	3.67	0.67	(0.75)	(1.29)

Total income (loss) from investment operations	(3.78)	3.94	0.89	(0.49)	(0.95)

Less Distributions
Distributions from net investment income	(0.28)	(0.26)	(0.28)	(0.50)	(0.46)
Distributions from net realized capital gains	(0.65)	0.00	(0.86)	(1.51)	(1.77)

Total distributions	(0.93)	(0.26)	(1.14)	(2.01)	(2.23)

Net Asset Value, End of Period	$11.99	$16.70	$13.02	$13.27	$15.77

Total Return (%) (b)	(23.86)	30.52	8.31	(4.45)	(5.67)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.96	0.98	0.98
Net ratio of expenses to average net assets (%) (c)	0.94	0.94	0.94	0.96	0.96
Ratio of net investment income to average net assets (%)	2.05	1.75	1.83	1.75	1.98
Portfolio turnover rate (%)	43	36	50	49	45
Net assets, end of period (in millions)	$85.4	$125.7	$107.4	$113.1	$129.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Harris Oakmark International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost

BHFTI-14

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-15

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $99,105,136. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $37,319,718. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-16

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$1,383,791

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
State Street Bank and Trust	$1,383,791	$—	$—	$1,383,791

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$2,279,858

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$259,759

BHFTI-17

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$63,699,472

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

BHFTI-18

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$1,472,207,220	$0	$1,321,571,296

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$24,360,000	0.850%	First $100 million
	0.800%	$100 million to $1 billion
	0.750%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Harris Associates L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	1 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-19

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$3,372,527,335
Gross unrealized appreciation	43,108,775
Gross unrealized depreciation	(657,566,083)

Net unrealized appreciation (depreciation)	$(614,457,308)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$60,357,633	$57,800,237	$126,904,526	$—	$187,262,159	$57,800,237

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$74,198,213	$218,658,234	$(614,452,240)	$—	$(321,595,793)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-20

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Harris Oakmark International Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Harris Oakmark International Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Harris Oakmark International Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-23

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-24

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-25

Brighthouse Funds Trust I

Harris Oakmark International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Harris Oakmark International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Harris Associates L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of both of its Performance Universes, the average of its Morningstar Category and the average of a different, but still comparable, Morningstar Category for the three-year and five-year periods ended June 30, 2018, and underperformed the median of both of its Performance Universes, the average of its Morningstar Category and the average of a different, but still comparable, Morningstar Category for the one-year period ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the three-year period ended September 30, 2018, and underperformed its benchmark for the one-year and five-year periods ended September 30, 2018.

The Board considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median, and slightly above the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class B shares of the Invesco Balanced-Risk Allocation Portfolio returned -6.43%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.21%.

MARKET ENVIRONMENT / CONDITIONS

Asset prices took a hit in 2018 as damage was inflicted by trade conflict, higher interest rates and a strengthening U.S. dollar due to the Federal Reserve’s (the “Fed”) ongoing effort to move away from an ultra-accommodative monetary policy. The European Central Bank also added to tighter monetary conditions by beginning to taper their asset purchases in September, while other major central banks have echoed a hawkish tone. In total, the convergence of U.S. trade and monetary policy led to losses in global stocks and commodities while bonds provided small gains.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Balanced-Risk Allocation Portfolio strategically balances the amount of risk exposure to equities, fixed income, and commodities and targets a strategic risk level of 8%. This is intended to limit the impact of surprise outcomes on the Portfolio. Secondarily, the Portfolio tactically shifts from the strategic equal risk in order to emphasize those assets that are more likely to outperform cash on a monthly basis. Tactical allocation is applied at the individual asset level and aggregated with the strategic allocation allowing the portfolio risk target to fluctuate between 6% and 10%.

The strategy’s bond returns contributed to performance as five of the six markets in the universe provided gains. U.S. bonds were the only detractor as the Fed raised interest rates four times during 2018 due to rising economic growth and inflation expectations. European markets faced both global and domestic challenges during the year. Germany was the strategy’s leading bond contributor as slow growth and tepid inflation collided with a domestic and regional political divide. A key issue was the new Italian government’s decision to run a higher budget deficit that defied the prior government’s tighter standards and reignited concerns over European unity. U.K. bonds also had a small gain as the political battle to Brexit the European Union remained unresolved and will carry over into 2019. Australian bonds had gains as Chinese manufacturing slowed and investors anticipated slower growth for the country’s natural resource driven economy. Canadian bonds closed the year with gains as yields fell due to the late year plummet in stocks and oil prices that weighed on the nation’s growth and inflation outlook. Importantly, Canada plays a key role in the global trade battle as it is the second largest trading partner to the U.S. after China.

Equities detracted from performance as the dual impact of protectionist trade policies and tighter monetary policy resulted in two major corrections during the first and fourth quarters that caused equity exposure to decline. The S&P 500 Index led the stock universe for most of the year due to a combination of rising U.S. Gross Domestic Product, the impact of tax cuts, and surging technology stocks that seemed immune from trade and interest rate policy. The Russell 2000 Index hit a record high in August as it benefited from investor interest under the assumption that smaller U.S. companies were less exposed to trade issues. The fourth quarter proved painful as higher interest rates and widening credit spreads suggested it will become more difficult for weaker small cap firms to obtain financing. Hong Kong was 2017’s top performing market and it held that lead into early 2018 until trade conflict began to impact Chinese economic growth and the support the index had been receiving from mainland buyers. The Japanese stock market peaked early in the 2018 and never recovered as the U.S. threatened the country with tariffs and the slowing global economy weighed on the export driven nation. European stocks also took their shot from the trade war as President Trump threatened to impose tariffs on German automakers, while softening global growth and political fracturing with Italy added further pressure. The U.K. continued to deal with the painful process of Brexit that was only compounded by higher volatility. The FTSE 100 Index received some mid-year support due to exposure to large oil company holdings but those names, along with financials and key consumer stocks, sold-off during the fourth quarter price collapse.

In the midst of a U.S. trade war with China and the Fed tightening monetary policy, it was not surprising to see commodities as the top detractor. In precious metals, rising real interest rates and a stronger dollar put pressure on gold, while losses were reduced by a fourth quarter safe-haven rally as stocks reached bear market levels. For silver, the added pressure of the trade war led to larger losses versus gold given its crossover use as an industrial metal. Industrial metals declined throughout the year as the Chinese economy slowed as the trade war endured. Aluminum outpaced copper as its price spiked in April when the U.S. placed sanctions on Russian aluminum companies, causing a short-lived fear of supply shortages. Agricultural commodities experienced broad losses across its three major sub-sectors of grains, softs, and livestock. Soft commodities provided one of the largest detractors in sugar as prices suffered from a global supply glut. Cotton prices were another victim of the trade war with further pressure applied by declining emerging market currencies that limited local market demand and caused price cuts by exporters. Tariffs combined with rising crop yields led to losses in soybeans and soymeal as U.S. farmers planted more acreage during 2018. Energy experienced the highest volatility across the major commodity sub-complexes as oil prices held net gains for the first three quarters of the year. Prices rose as global growth remained firm and as President Trump re-imposed sanctions on Iran. Gains turned to steep losses during the fourth quarter as the U.S. granted waivers for Iranian sanctions, global oil production increased and concerns about a worldwide economic slowdown derailed stock markets. All six exposures declined, with unleaded gasoline falling most due to rising U.S. oil supplies that led to higher gasoline refining output. WTI crude declined more than Brent crude as U.S. oil production was reported at record levels in September. Natural gas prices experienced a wild fourth quarter with prices spiking in November as the U.S.

BHFTI-1

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

entered winter with lower inventories just as a wave of cold weather raised demand. December saw prices fall, which relinquished year-to-date gains, as forecasts for January indicated warmer temperatures in the U.S.

At year end, tactical positioning became more defensive in equities, through underweights to European, U.K., and U.S. small-cap stocks and by moving underweight to Hong Kong, Japanese, and U.S. large-cap stocks from a previously neutral stance. Commodities continued to carry underweights across most exposures with the exception of precious metals, which shifted to overweight from underweight near year end. Positioning in bonds continued to be overweight across all six markets but on a reduced basis in Germany, Japan, the U.K., and the U.S., while the exposure in Australia strengthened.

Scott Wolle

Mark Ahnrud

Chris Devine

Scott Hixon

Christian Ulrich

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	Since Inception[2]
Invesco Balanced-Risk Allocation Portfolio
Class B	-6.43	3.06	3.51
Dow Jones Moderate Index	-5.21	4.11	5.87

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	82.6
Global Developed Equities	29.8
Commodities - Production Weighted	28.3

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets

BHFTI-3

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Balanced-Risk Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class B (a)	Actual	0.88%	$1,000.00	$938.00	$4.30
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—4.9% of Net Assets

Security Description	Principal Amount*	Value

U.S. Treasury—4.9%
U.S. Treasury Floating Rate Notes 2.425%, 3M USTBMM + 0.000%, 01/31/20 (a)	11,050,000	$11,045,131
2.458%, 3M USTBMM + 0.033%, 04/30/20 (a)	29,992,000	29,981,164
2.468%, 3M USTBMM + 0.043%, 07/31/20 (a)	28,160,000	28,145,420

Total U.S. Treasury & Government Agencies (Cost $69,202,000)		69,171,715

Municipals—2.5%
New York State Housing Finance Agency, Revenue Bonds 2.510%, 05/01/50 (a)	17,200,000	17,200,000
2.530%, 11/01/49 (a)	18,000,000	18,000,000

Total Municipals (Cost $35,200,000)		35,200,000

Commodity-Linked Securities—2.0%
Canadian Imperial Bank of Commerce Commodity Linked EMTN, U.S. Federal Funds (Effective) Rate minus 0.020% (linked to Canadian Imperial Bank of Commerce Custom 5 Agriculture Commodity Index, multiplied by 2), 08/23/19 (144A) (a)	7,570,000	6,735,373
Cargill, Inc. Commodity Linked Note, one month LIBOR Rate minus 0.010% (linked to Monthly Rebalance Commodity Excess Return Index, multiplied by 2), 08/21/19 (144A) (a)	14,430,000	12,926,839
Royal Bank of Canada Commodity Linked Note, U.S. Federal Funds (Effective) Rate minus 0.040% (linked to Royal Bank of Canada Enhanced Agriculture Basket 04 Excess Return Index, multiplied by 2), 08/30/19 (144A) (a)	10,050,000	9,077,127

Total Commodity-Linked Securities (Cost $32,050,000)		28,739,339

Short-Term Investments—87.9%

Certificate of Deposit—5.6%
Bank of Montreal 2.440%, 01/24/19	20,000,000	19,998,464
BNP Paribas S.A. 2.705%, 1M LIBOR + 0.250%, 04/18/19 (a)	20,000,000	19,999,398
Canadian Imperial Bank of Commerce 2.751%, 3M LIBOR + 0.150%, 05/09/19 (a)	15,000,000	15,001,459
Sumitomo Mitsui Trust Bank, Ltd. 2.420%, 01/04/19	11,500,000	11,499,988
Wells Fargo Bank N.A. 2.880%, 1M LIBOR + 0.500%, 04/05/19 (a)	13,000,000	13,011,050

		79,510,359

Commercial Paper—57.5%
American Honda Finance Corp. 2.228%, 01/10/19 (b)	26,000,000	25,982,132
Apple, Inc. 2.403%, 02/06/19 (144A) (b)	40,000,000	39,895,989

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
ASB Finance, Ltd. 2.838%, 3M LIBOR + 0.220%, 11/12/19 (144A) (a)	20,000,000	$19,998,159
Bennington Sark Capital Co. LLC 1.737%, 01/03/19 (144A) (b)	20,000,000	19,995,808
CAFCO LLC 2.164%, 01/09/19 (144A) (b)	20,000,000	19,987,940
Cancara Asset Security LLC 2.862%, 03/22/19 (b)	20,000,000	19,870,985
CDP Financial, Inc.
2.398%, 01/16/19 (144A) (b)	20,000,000	19,978,338
Chevron Corp. 2.372%, 02/01/19 (144A) (b)	27,000,000	26,940,408
2.455%, 02/07/19 (144A) (b)	13,000,000	12,965,818
Coca-Cola Co. (The) 2.481%, 02/01/19 (144A) (b)	10,000,000	9,977,591
Collateralized Commercial Paper II Co. LLC 2.802%, 3M LIBOR + 0.220%, 08/05/19 (144A) (a)	30,000,000	29,993,370
DBS Bank, Ltd. 2.321%, 01/17/19 (144A) (b)	5,000,000	4,994,067
2.331%, 01/16/19 (b)	10,000,000	9,988,858
Exxon Mobil Corp. 2.419%, 02/04/19 (b)	40,000,000	39,903,283
Gotham Funding Corp. 2.200%, 01/07/19 (144A) (b)	16,000,000	15,992,284
HSBC Bank plc 2.966%, 1M LIBOR + 0.460%, 03/27/19 (144A) (a)	15,000,000	15,011,325
ING U.S. Funding LLC 2.647%, 1M LIBOR + 0.300%, 03/04/19 (a)	20,000,000	20,003,540
Kells Funding LLC 2.770%, 02/21/19 (144A) (b)	17,000,000	16,933,455
Kimberly-Clark Corp. 1.848%, 01/04/19 (b)	17,000,000	16,995,529
2.139%, 01/07/19 (b)	19,500,000	19,490,938
L’Oreal U.S.A., Inc. 2.379%, 01/16/19 (144A) (b)	40,000,000	39,957,209
Manhattan Asset Funding Co. LLC 2.345%, 01/22/19 (144A) (b)	40,000,000	39,938,082
Merck & Co., Inc. 2.445%, 02/13/19 (144A) (b)	24,000,000	23,927,224
Mont Blanc Capital Corp. 2.911%, 04/04/19 (144A) (b)	10,000,000	9,925,244
Old Line Funding LLC 2.730%, 03/19/19 (144A) (b)	40,000,000	39,753,880
PACCAR Financial Corp. 2.419%, 01/23/19 (b)	30,000,000	29,952,026
Regency Market No. 1 LLC 2.347%, 01/10/19 (144A) (b)	25,000,000	24,982,702
Siemens Capital Co. LLC 2.503%, 02/19/19 (b)	40,000,000	39,859,833
Toronto-Dominion Bank 2.733%, 1M LIBOR + 0.230%, 10/03/19 (a)	30,000,000	29,977,763
Total Capital Canada, Ltd. 2.292%, 01/10/19 (144A) (b)	20,500,000	20,486,009
Toyota Motor Finance 2.714%, 3M LIBOR + 0.100%, 05/10/19 (a)	30,000,000	29,999,828
UBS AG 2.741%, 1M LIBOR + 0.320%, 03/12/19 (144A) (a)	20,000,000	20,007,980

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Short-Term Investments—(Continued)

Security Description	Principal Amount*/ Shares	Value

Commercial Paper—(Continued)
Wal-Mart, Inc. 2.183%, 01/08/19 (144A) (b)	30,000,000	$29,984,193
Westpac Banking Corp. 2.809%, 3M LIBOR + 0.180%, 11/08/19 (144A) (a)	30,000,000	29,994,390

		813,646,180

Mutual Funds—15.6%
STIC (Global Series) plc - U.S. Dollar Liquidity Portfolio, Institutional Class 2.282% (c) (d)	145,786,119	145,786,119
STIT-Government & Agency Portfolio, Institutional Class 2.300% (c) (d)	45,378,742	45,378,742
STIT-Treasury Portfolio, Institutional Class 1.970% (c) (d)	30,252,495	30,252,495

		221,417,356

U.S. Treasury — 9.2%
U.S. Treasury Bills
2.087%, 01/10/19 (b) (e)	32,000,000	31,983,743
2.367%, 03/14/19 (b)	35,500,000	35,333,104
2.490%, 06/06/19 (b) (e)	63,200,000	62,527,025

		129,843,872

Total Short-Term Investments (Cost $1,244,473,196)		1,244,417,767

Total Investments—97.3% (Cost $1,380,925,196)		1,377,528,821
Other assets and liabilities (net)—2.7%		38,319,932

Net Assets—100.0%		$1,415,848,753

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	The rate shown represents current yield to maturity.
(c)	Affiliated Issuer. (See Note 8 of the Notes to Consolidated Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	The rate shown represents the annualized seven-day yield as of December 31, 2018.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $55,727,815.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $560,360,804, which is 39.6% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Australian 10 Year Treasury Bond Futures	03/15/19	2,382	AUD	316,031,755	$2,488,631
Brent Crude Oil Futures	04/30/19	405	USD	22,100,850	(3,142,243)
Canada Government Bond 10 Year Futures	03/20/19	3,545	CAD	484,849,650	10,461,431
Euro STOXX 50 Index Futures	03/15/19	2,120	EUR	63,048,800	(1,960,903)
Euro-Bund Futures	03/07/19	828	EUR	135,411,120	862,641
FTSE 100 Index Futures	03/15/19	858	GBP	57,134,220	(855,196)
Gasoline RBOB Futures	01/31/19	527	USD	28,820,681	(3,175,535)
Hang Seng Index Futures	01/30/19	516	HKD	667,033,200	366,159
Japanese Government 10 Year Bond Futures	03/13/19	60	JPY	9,148,800,000	273,163
Natural Gas Futures	11/26/19	47	USD	1,384,620	(39,240)
New York Harbor ULSD Futures	02/28/19	41	USD	2,875,568	(1,265,716)
Russell 2000 Index E-Mini Futures	03/15/19	830	USD	55,983,500	(3,686,047)
S&P 500 Index E-Mini Futures	03/15/19	415	USD	51,982,900	(2,909,974)
Silver Futures	03/27/19	227	USD	17,637,900	1,328,471
TOPIX Index Futures	03/07/19	611	JPY	9,125,285,000	(4,768,748)
U.S. Treasury Long Bond Futures	03/20/19	1,170	USD	170,820,000	7,570,581
United Kingdom Long Gilt Bond Futures	03/27/19	1,163	GBP	143,246,710	1,442,781
WTI Light Sweet Crude Oil Futures	05/21/19	211	USD	9,902,230	(1,521,892)

Net Unrealized Appreciation					$1,468,364

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Swap Agreements

OTC Total Return Swaps

Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	0.450%	Monthly	07/18/19	BBP	Barclays Commodity Strategy 1735 Excess Return Index (a)	USD	36,293,365	$(1,246,187)	$—	$(1,246,187)
Pay	0.250%	Monthly	09/16/19	MLI	BofA Merrill Lynch Commodity Excess Return Strategy	USD	1,818,865	—	—	—
Pay	0.300%	Monthly	04/10/19	CIBC	CIBC Dynamic Roll LME Copper Excess Return Index	USD	28,921,875	(932,775)	—	(932,775)
Pay	0.470%	Monthly	07/19/19	CG	Cargill 11 Commodity Index (b)	USD	36,185,318	—	—	—
Pay	0.400%	Monthly	07/18/19	GSI	Goldman Sachs Alpha Basket 1072 Excess Return Strategy (c)	USD	38,043,051	(1,866,004)	—	(1,866,004)
Pay	0.000%	Monthly	01/30/19	GSI	Hang Seng Index	HKD	9,010,518	4,902	—	4,902
Pay	0.250%	Monthly	04/25/19	JPMC	JPMorgan Contag Gas Oil Class A Excess Return Index	USD	7,802,670	(45,495)	—	(45,495)
Pay	0.140%	Monthly	06/26/19	MLI	Merrill Lynch Gold Excess Return Index	USD	24,674,756	—	—	—
Pay	0.090%	Monthly	10/15/19	JPMC	S&P GSCI Gold Official Close Index	USD	21,305,915	159,148	—	159,148
Pay	0.250%	Monthly	11/12/19	MLI	MLCX Natural Gas Excess Return Index	USD	20,135,760	—	—	—
Pay	0.330%	Monthly	10/23/19	BBP	Barclays Copper Excess Return Index	USD	28,755,687	(737,446)	—	(737,446)
Pay	0.380%	Monthly	10/15/19	MSC	S&P GSCI Aluminum Dynamic Roll Index	USD	19,634,034	(879,067)	—	(879,067)

Totals								$(5,542,924)	$—	$(5,542,924)

Cash in the amount of $110,000 has been received at the custodian bank as collateral for OTC swap contracts.

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

(a)

The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Barclays Bank plc, as of December 31, 2018:

Futures Contracts—Long	Notional Value	Component Weighting
Cotton No. 2	$7,458,286	20.6%
Sugar No. 11	7,244,156	20.0%
Soybean Meal	7,055,430	19.4%
Soybean	6,950,179	19.1%
Corn No. 2 Yellow	1,829,186	5.0%
Wheat	1,749,340	4.8%
Coffee “C”	1,593,279	4.4%
Soybean Oil	1,593,279	4.4%
Live Cattle	635,134	1.8%
Lean Hogs	185,096	0.5%

	$36,293,365	100.0%

(b)

The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Cargill, Inc., as of December 31, 2018:

Futures Contracts—Long	Notional Value	Component Weighting
Cotton No. 2	$7,454,175	20.6%
Sugar No. 11	7,237,063	20.0%
Soybean Meal	7,019,952	19.4%
Soybean	6,911,396	19.1%
Corn No. 2 Yellow	1,809,266	5.0%
Wheat	1,736,895	4.8%
Coffee “C”	1,592,154	4.4%
Soybean Oil	1,592,154	4.4%
Live Cattle	651,336	1.8%
Lean Hogs	180,927	0.5%

	$36,185,318	100.0%

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Swap Agreements—(Continued)

(c)

The following table represents the individual components and related notional value and weighting (as a percentage of the notional value of the swap) of the futures contracts underlying the total return swap with Goldman Sachs International, as of December 31, 2018:

Futures Contracts—Long	Notional Value	Component Weighting
Cotton No. 2	$7,817,847	20.6%
Sugar No. 11	7,593,393	20.0%
Soybean Meal	7,395,569	19.4%
Soybean	7,285,244	19.1%
Corn No. 2 Yellow	1,917,370	5.0%
Wheat	1,833,675	4.8%
Coffee “C”	1,670,090	4.4%
Soybean Oil	1,670,090	4.4%
Live Cattle	665,753	1.8%
Lean Hogs	194,020	0.5%

	$38,043,051	100.0%

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(CG)—	Cargill, Inc.
(CIBC)—	Canadian Imperial Bank of Commerce
(GSI)—	Goldman Sachs International

(JPMC)—	JPMorgan Chase Bank N.A.
(MLI)—	Merrill Lynch International
(MSC)—	Morgan Stanley Capital Services, LLC

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate
(USTBMM)—	U.S. Treasury Bill Money Market Yield

Other Abbreviations

(EMTN)—	Euro Medium-Term Note

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$69,171,715	$—	$69,171,715
Total Municipals	—	35,200,000	—	35,200,000
Total Commodity-Linked Securities	—	28,739,339	—	28,739,339
Short-Term Investments
Certificate of Deposit	—	79,510,359	—	79,510,359
Commercial Paper	—	813,646,180	—	813,646,180
Mutual Funds	221,417,356	—	—	221,417,356
U.S. Treasury	—	129,843,872	—	129,843,872
Total Short-Term Investments	221,417,356	1,023,000,411	—	1,244,417,767
Total Investments	$221,417,356	$1,156,111,465	$—	$1,377,528,821

Futures Contracts
Futures Contracts (Unrealized Appreciation)	$24,793,858	$—	$—	$24,793,858
Futures Contracts (Unrealized Depreciation)	(23,325,494)	—	—	(23,325,494)
Total Futures Contracts	$1,468,364	$—	$—	$1,468,364
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$164,050	$—	$164,050
OTC Swap Contracts at Value (Liabilities)	—	(5,706,974)	—	(5,706,974)
Total OTC Swap Contracts	$—	$(5,542,924)	$—	$(5,542,924)

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a)	$1,156,111,465
Affiliated investments at value (b)	221,417,356
Cash	5,745,030
Cash collateral (c)	36,852,000
OTC swap contracts at market value	164,050
Receivable for:
Dividends from affiliated investments	54,036
Interest	1,430,319
Variation margin on futures contracts	2,968,706
Prepaid expenses	4,273

Total Assets	1,424,747,235
Liabilities
OTC swap contracts at market value	5,706,974
Payables for:
OTC swap contracts	875,846
Fund shares redeemed	821,522
Interest on OTC swap contracts	52,977
Accrued Expenses:
Management fees	740,269
Distribution and service fees	305,297
Deferred trustees’ fees	101,157
Other expenses	294,440

Total Liabilities	8,898,482

Net Assets	$1,415,848,753

Net Assets Consist of:
Paid in surplus	$1,472,216,912
Distributable earnings (Accumulated losses)	(56,368,159)

Net Assets	$1,415,848,753

Net Assets
Class B	$1,415,848,753
Capital Shares Outstanding*
Class B	161,351,812
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$8.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,159,507,840.
(b)	Identified cost of affiliated investments was $221,417,356.
(c)	Includes collateral of $17,340,000 for futures contracts and $19,512,000 for OTC swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends from affiliated investments	$4,003,548
Interest (a)	26,174,487

Total investment income	30,178,035
Expenses
Management fees	9,911,804
Administration fees	110,960
Custodian and accounting fees	161,310
Distribution and service fees—Class B	3,921,585
Audit and tax services	87,582
Legal	46,122
Trustees’ fees and expenses	33,732
Shareholder reporting	66,569
Insurance	10,768
Miscellaneous	23,360

Total expenses	14,373,792
Less management fee waiver	(478,590)

Net expenses	13,895,202

Net Investment Income	16,282,833

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(5,339,726)
Futures contracts	(56,034,792)
Swap contracts	(26,281,242)
Foreign currency transactions	181,892

Net realized gain (loss)	(87,473,868)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,109,636)
Futures contracts	(9,552,843)
Swap contracts	(16,663,828)
Foreign currency transactions	21,106

Net change in unrealized depreciation	(29,305,201)

Net realized and unrealized loss	(116,779,069)

Net Decrease in Net Assets From Operations	$(100,496,236)

(a)	Net of foreign withholding taxes of $49,894.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,282,833	$2,447,578
Net realized gain (loss)	(87,473,868)	139,927,277
Net change in unrealized appreciation (depreciation)	(29,305,201)	14,881,928

Increase (decrease) in net assets from operations	(100,496,236)	157,256,783

From Distributions to Shareholders (a)
Class B	(141,156,137)	(146,959,522)
From return of capital
Class B	(524,081)	—

Total distributions	(141,680,218)	(146,959,522)

Increase (decrease) in net assets from capital share transactions	(13,493,665)	134,041,759

Total increase (decrease) in net assets	(255,670,119)	144,339,020

Net Assets
Beginning of period	1,671,518,872	1,527,179,852

End of period	$1,415,848,753	$1,671,518,872 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	3,612,528	$34,516,248	14,228,133	$147,437,200
Reinvestments	14,898,025	141,680,218	15,244,764	146,959,522
Redemptions	(19,849,460)	(189,690,131)	(15,984,182)	(160,354,963)

Net increase (decrease)	(1,338,907)	$(13,493,665)	13,488,715	$134,041,759

Increase (decrease) derived from capital shares transactions		$(13,493,665)		$134,041,759

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 11). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class B	$(61,587,538)	$(85,371,984)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $17,554,110 as of December 31, 2017.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2018		2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.27		$10.24	$9.18	$10.64	$10.58

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.02	(0.04)	(0.08)	(0.08)
Net realized and unrealized gain (loss)	(0.69)		0.94	1.12	(0.32)	0.65

Total income (loss) from investment operations	(0.59)		0.96	1.08	(0.40)	0.57

Less Distributions
Distributions from net investment income	(0.12)		(0.39)	(0.02)	(0.30)	0.00
Distributions from net realized capital gains	(0.79)		(0.54)	0.00	(0.76)	(0.51)
Distributions from return of capital	(0.00	)(b)	—	—	—	—

Total distributions	(0.91)		(0.93)	(0.02)	(1.06)	(0.51)

Net Asset Value, End of Period	$8.77		$10.27	$10.24	$9.18	$10.64

Total Return (%) (c)	(6.43)		10.00	11.72	(4.20)	5.58

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.92		0.91	0.92	0.92	0.94
Gross ratio of expenses to average net assets excluding interest expense (%)	0.92		0.91	0.92	0.92	0.93
Net ratio of expenses to average net assets (%) (d)(e)	0.89		0.88	0.89	0.89	0.91
Net ratio of expenses to average net assets excluding interest expense (%) (d) (e)	0.89		0.88	0.89	0.89	0.90
Ratio of net investment income (loss) to average net assets (%)	1.04		0.15	(0.40)	(0.76)	(0.78)
Portfolio turnover rate (%)	103		81	137	40	44
Net assets, end of period (in millions)	$1,415.8		$1,671.5	$1,527.2	$1,287.2	$1,351.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the years ended December 31,2018 and 2017 (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Balanced-Risk Allocation Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Invesco Balanced-Risk Allocation Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the Invesco Balanced-Risk Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it may invest in commodity derivatives, exchange-traded notes, exchange-traded funds, cash and cash equivalents, including money market funds affiliated with Invesco Advisers, Inc. (the “Subadviser”). Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the Subadviser, making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2018, the Portfolio held $327,842,310 in the Subsidiary, representing 23.01% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Investments in unregistered open-end management investment companies are reported at NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy provided the NAV is observable, calculated daily and are the value at which both purchases and sales will be conducted.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

BHFTI-14

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to distributions from return of capital and controlled foreign corporations adjustments. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at December 31, 2018.

BHFTI-15

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

4. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These

BHFTI-16

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked-to-market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a) (b)	$23,099,228
Equity	OTC swap contracts at market value (c)	4,902
	Unrealized appreciation on futures contracts (a) (b)	366,159	Unrealized depreciation on futures contracts (a) (b)	$14,180,868
Commodity	OTC swap contracts at market value (c)	159,148	OTC swap contracts at market value (c)	5,706,974
	Unrealized appreciation on futures contracts (a) (b)	1,328,471	Unrealized depreciation on futures contracts (a) (b)	9,144,626

Total		$24,957,908		$29,032,468

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest payable of $52,977.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Goldman Sachs International	$4,902	$(4,902)	$—	$—
JPMorgan Chase Bank N.A.	159,148	(45,495)	—	113,653

	$164,050	$(50,397)	$—	$113,653

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Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$1,983,633	$—	$(1,983,633)	$—
Canadian Imperial Bank of Commerce	932,775	—	(932,775)	—
Goldman Sachs International	1,866,004	(4,902)	(1,861,102)	—
JPMorgan Chase Bank N.A.	45,495	(45,495)	—	—
Morgan Stanley Capital Services, LLC	879,067	—	(830,000)	49,067

	$5,706,974	$(50,397)	$(5,607,510)	$49,067

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Total
Futures contracts	$(11,489,135)	$(42,346,212)	$(2,199,445)	$(56,034,792)
Swap contracts	—	(946,706)	(25,334,536)	(26,281,242)

	$(11,489,135)	$(43,292,918)	$(27,533,981)	$(82,316,034)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Total
Futures contracts	$29,459,673	$(22,995,036)	$(16,017,480)	$(9,552,843)
Swap contracts	—	(471,116)	(16,192,712)	(16,663,828)

	$29,459,673	$(23,466,152)	$(32,210,192)	$(26,216,671)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$853,681,622
Swap contracts	322,113,626

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

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Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$69,202,000	$84,830,000	$61,302,000	$65,165,131

BHFTI-19

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$9,911,804	0.675%	First $250 million
	0.650%	$250 million to $750 million
	0.625%	$750 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser agreed to waive the subadvisory fee it receives in an amount equal to any advisory fee it also receives due to the Portfolio’s investment in any investment company, unit investment trust or other collective investment fund, registered or nonregistered, for which the Subadviser or any of its affiliates serves as investment adviser. The Adviser agreed to waive a portion of the management fee related to the Subadviser’s waiving of its subadvisory fee on funds where the Subadviser or any of its affiliates serves as investment adviser. Amounts waived for the year ended December 31, 2018 are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $127,800 was waived in the aggregate for the year ended December 31, 2018 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

BHFTI-20

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Ending Value as of December 31, 2018
STIC (Global Series) plc—U.S. Dollar Liquidity Portfolio, Institutional Class	$185,503,453	$287,021,024	$(326,738,358)	$145,786,119
STIT-Government & Agency Portfolio, Institutional Class	60,600,758	512,343,494	(527,565,510)	45,378,742
STIT-Treasury Portfolio Institutional Class	40,400,506	341,562,329	(351,710,340)	30,252,495

	$286,504,717	$1,140,926,847	$(1,206,014,208)	$221,417,356

Security Description	Income earned from affiliates during the period	Number of shares held at December 31, 2018
STIC (Global Series) plc—U.S. Dollar Liquidity Portfolio, Institutional Class	$3,244,929	145,786,119
STIT-Government & Agency Portfolio, Institutional Class	452,321	45,378,742
STIT-Treasury Portfolio Institutional Class	306,298	30,252,495

	$4,003,548

9. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,380,925,197
Gross unrealized appreciation	24,997,707
Gross unrealized depreciation	(32,937,428)

Net unrealized appreciation (depreciation)	$(7,939,721)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2018	2017	2018	2017	2018	2017	2018	2017
$103,355,226	$97,657,989	$37,800,911	$49,301,533	$524,081	$—	$141,680,218	$146,959,522

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$—	$—	$(7,881,843)	$(48,385,159)	$(56,267,002)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had short-term accumulated capital losses of $32,589,801 and long-term accumulated capital losses of $15,795,358.

11. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for

BHFTI-21

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-22

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Balanced-Risk Allocation Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Invesco Balanced-Risk Allocation Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Invesco Balanced-Risk Allocation Portfolio and subsidiary of the Brighthouse Funds Trust I as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-24

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-25

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-26

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-27

Brighthouse Funds Trust I

Invesco Balanced-Risk Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Invesco Balanced-Risk Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one, three-, and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, and its blended benchmark for the one-, three-, and five year periods ended September 30, 2018.

The Board considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Universe and above the average of the Sub-advised Expense Group at the Portfolio’s current size.

BHFTI-28

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A and B shares of the Invesco Comstock Portfolio returned -11.91% and -12.15%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned -8.27%.

MARKET ENVIRONMENT / CONDITIONS

Calendar year 2018 proved to be an increasingly volatile time for U.S. equities. In January 2018, U.S. equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the U.S. stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the U.S. stock markets to pull back and volatility to increase.

U.S. equity markets generally recovered in the second quarter of 2018 as strong U.S. retail sales and low unemployment buoyed markets. Throughout the summer, U.S. equities moved higher as corporate profits surged. Several U.S. equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as U.S. equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets like Health Care and Utilities, and U.S. Treasuries.

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected. In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

For the reporting period as a whole, nine of the eleven sectors posted negative returns within the Russell 1000 Value Index. Industrials and Energy were the weakest areas, posting losses in the upper teens, while Healthcare and Utilities were the only sectors with positive returns.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

On the positive side, stock selection within Information Technology was the largest driver of relative returns during the year. Most notably, Microsoft, Cisco Systems, and NetApp were top performers within the sector. NetApp’s stock performed well after reporting sales and profits exceeding expectations due to strong product adoption, expanding their customer base and expanding new cloud partnerships. Microsoft also contributed to relative performance after reported earnings in April and July that beat expectations and provided strong guidance on optimism around sales of Azure and Office 365.

Cash, averaging less than 5% of the Portfolio for the year, acted as a contributor in a negative market environment.

An underweight to Consumer Staples also helped relative returns. Not owning Philip Morris International was a top contributor. Kimberly-Clark Corp. also boosted relative and absolute returns for the Portfolio. Kimberly-Clark, the maker of Huggies diapers and Kleenex tissues, benefitted from managing expenses and discretionary spending, while returning capital back to shareholders by increasing dividends and re-purchasing stock. Also, investors favored a new incoming CEO, January 1, 2019, with speculation of brand divestments, mergers or a boost to current dividend increases and stock buybacks.

On the negative side, stock selection in Financials was a large relative detractor for the period. Within banks, Citigroup; within insurance, American International Group and Allstate; and, within diversified financials, State Street and Morgan Stanley were the largest detractors. Many of the large banks and interest rate sensitive financial stocks were down for the period due to concerns over a flattening yield curve, possibly signaling a recession. In our view, Financials have not performed as expected, given a normalizing rate environment and posting positive earnings and guidance. We believe that financials are still attractively valued, with valuations at historically low levels.

Another large driver of underperformance was stock selection and an overweight in the Energy sector. Devon Energy and Haliburton were two of the largest detractors on a relative and absolute basis. Since the 3rd quarter, oil prices have deteriorated amid weaker inventory data and concerns over global demand destruction caused by a potential trade war. Oil prices dropped from around $75 to the mid $40s during the 4th quarter. Absent a meaningful decrease in demand, we still believe energy stocks represent compelling value and are poised for recovery.

Stock selection within Healthcare also hurt relative performance. Mylan, Cardinal Health, and McKesson Corp. were the largest detractors within the sector. In May, Cardinal Health’s stock hit a 3-year low after reporting an over 30% drop in earnings from the prior year due to a higher than expected tax rate on its medical devices division, with most business derived from outside the U.S. In our long-term view, valuations and fundamentals still remain attractive.

We used currency forward contracts during the reporting period for the purpose of hedging currency exposure of non-U.S.-based companies held in the Portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or leverage. The

BHFTI-1

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

use of currency forward contracts had a positive impact on the Portfolio’s performance relative to the Russell 1000 Value Index for the reporting period.

Being long term investors, our investment view does not change dramatically from calendar year to calendar year. The Portfolio is constructed from the bottom up, and on a stock by stock basis. We do not employ top down analysis, or utilize a thematic approach to portfolio construction. After several years of an improving stock market, valuations spreads among sectors and industries had become tighter than normal, with the exceptions being Financials and Energy. Overall, the Portfolio was overweight Financials, mainly through an overweight to banks and capital markets, both areas that were meaningfully impacted by the credit crisis and the ensuing regulation. Within Energy, the Portfolio’s overweight exposure was primarily tilted toward the large integrated oil companies with a smaller allocation to exploration and production. Financials and Energy are main themes in the Portfolio and we have invested in these areas on past weakness, which is consistent with our discipline. Beyond Financials and Energy, we continued to remain underweight Consumer Staples and Telecommunication Services and had no exposure to Utilities and Real Estate, as we believed that valuations and fundamentals were generally unattractive.

Kevin C. Holt

Devin E. Armstrong

Charles DyReyes

James Warwick

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Invesco Comstock Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Invesco Comstock Portfolio
Class A	-11.91	4.84	11.41
Class B	-12.15	4.56	11.12
Russell 1000 Value Index	-8.27	5.95	11.18

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Citigroup, Inc.	4.6
Bank of America Corp.	4.5
JPMorgan Chase & Co.	3.6
Cisco Systems, Inc.	2.5
Royal Dutch Shell plc - Class A (ADR)	2.4
American International Group, Inc.	2.2
BP plc(ADR)	2.0
Anthem, Inc.	2.0
Suncor Energy, Inc.	2.0
Intel Corp.	2.0

Top Sectors

% of Net Assets
Financials	27.5
Energy	16.7
Health Care	15.9
Information Technology	8.8
Consumer Discretionary	7.4
Industrials	6.0
Consumer Staples	4.7
Communication Services	4.6
Materials	2.3

BHFTI-3

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Comstock Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.56%	$1,000.00	$878.10	$2.65
	Hypothetical*	0.56%	$1,000.00	$1,022.38	$2.85

Class B (a)	Actual	0.81%	$1,000.00	$876.90	$3.83
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—93.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
Arconic, Inc.	595,974	$10,048,122
Textron, Inc.	334,153	15,367,696

		25,415,818

Automobiles—2.0%
General Motors Co.	1,273,007	42,582,084

Banks—18.4%
Bank of America Corp.	3,886,669	95,767,524
Citigroup, Inc.	1,869,075	97,304,044
Citizens Financial Group, Inc.	769,327	22,872,092
Fifth Third Bancorp (a)	1,348,817	31,737,664
JPMorgan Chase & Co.	786,621	76,789,942
KeyCorp (a)	514,346	7,602,034
PNC Financial Services Group, Inc. (The)	246,015	28,761,614
Wells Fargo & Co.	700,197	32,265,078

		393,099,992

Biotechnology—1.3%
Gilead Sciences, Inc.	427,415	26,734,808

Building Products—1.6%
Johnson Controls International plc (a)	1,175,216	34,845,154

Capital Markets—5.1%
Bank of New York Mellon Corp. (The)	578,646	27,236,867
Goldman Sachs Group, Inc. (The)	113,205	18,910,895
Morgan Stanley	939,249	37,241,223
State Street Corp.	424,512	26,773,972

		110,162,957

Chemicals—0.8%
CF Industries Holdings, Inc. (a)	375,699	16,346,663

Communications Equipment—2.5%
Cisco Systems, Inc.	1,229,357	53,268,039

Consumer Finance—0.8%
Ally Financial, Inc.	789,361	17,886,920

Containers & Packaging—1.5%
International Paper Co. (a)	798,904	32,243,765

Diversified Telecommunication Services—1.2%
Verizon Communications, Inc. (a)	459,298	25,821,734

Electrical Equipment—1.8%
Eaton Corp. plc	380,386	26,117,303
Emerson Electric Co.	206,172	12,318,777

		38,436,080

Energy Equipment & Services—0.6%
Halliburton Co. (a)	496,773	13,204,226

Food Products—2.4%
Archer-Daniels-Midland Co.	409,288	$16,768,529
Bunge, Ltd.	154,728	8,268,664
Danone S.A.	373,552	26,327,733

		51,364,926

Health Care Equipment & Supplies—1.1%
Medtronic plc	260,450	23,690,532

Health Care Providers & Services—4.6%
Anthem, Inc.	165,062	43,350,233
Cardinal Health, Inc.	380,373	16,964,636
CVS Health Corp.	328,997	21,555,883
McKesson Corp.	145,047	16,023,342

		97,894,094

Hotels, Restaurants & Leisure—1.9%
Carnival Corp.	829,896	40,913,873

Household Products—2.3%
Kimberly-Clark Corp. (a)	295,087	33,622,213
Reckitt Benckiser Group plc	205,984	15,730,175

		49,352,388

Industrial Conglomerates—0.3%
General Electric Co.	890,819	6,743,500

Insurance—3.2%
Allstate Corp. (The)	257,865	21,307,385
American International Group, Inc. (a)	1,170,055	46,111,868

		67,419,253

Internet & Direct Marketing Retail—1.6%
eBay, Inc. (b)	1,251,187	35,120,819

IT Services—0.9%
Cognizant Technology Solutions Corp. - Class A	290,868	18,464,301

Machinery—1.1%
Caterpillar, Inc.	69,027	8,771,261
Ingersoll-Rand plc	154,970	14,137,913

		22,909,174

Media—2.7%
CBS Corp. - Class B	363,946	15,911,719
Charter Communications, Inc. - Class A (a) (b)	73,356	20,904,260
Comcast Corp. - Class A	630,283	21,461,136

		58,277,115

Oil, Gas & Consumable Fuels—16.1%
Anadarko Petroleum Corp.	293,110	12,849,942
BP plc (ADR)	1,149,202	43,577,740
Canadian Natural Resources, Ltd. (a)	785,213	18,945,881
Chevron Corp. (a)	393,403	42,798,312
Devon Energy Corp. (a)	1,141,745	25,734,932

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Encana Corp.	1,210,808	$6,998,470
Exxon Mobil Corp.	78,489	5,352,165
Hess Corp. (a)	597,115	24,183,158
Marathon Oil Corp.	2,534,638	36,346,709
Noble Energy, Inc. (a)	786,107	14,747,367
Occidental Petroleum Corp. (a)	310,306	19,046,582
Royal Dutch Shell plc - Class A (ADR)	874,525	50,958,572
Suncor Energy, Inc.	1,548,245	43,304,413

		344,844,243

Pharmaceuticals—9.0%
Allergan plc	249,514	33,350,041
Bristol-Myers Squibb Co.	218,303	11,347,390
Merck & Co., Inc.	429,874	32,846,672
Mylan NV (b)	731,811	20,051,621
Novartis AG	255,888	21,916,393
Pfizer, Inc. (a)	892,801	38,970,764
Sanofi (ADR)	790,678	34,323,332

		192,806,213

Semiconductors & Semiconductor Equipment—3.6%
Intel Corp.	914,174	42,902,186
QUALCOMM, Inc. (a)	607,816	34,590,808

		77,492,994

Software—1.5%
Microsoft Corp.	316,422	32,138,983

Specialty Retail—1.5%
Advance Auto Parts, Inc.	104,132	16,396,625
Gap, Inc. (The) (a)	574,385	14,796,157

		31,192,782

Technology Hardware, Storage & Peripherals—0.3%
NetApp, Inc. (a)	105,496	6,294,946

Wireless Telecommunication Services—0.6%
Vodafone Group plc	6,988,586	13,579,722

Total Common Stocks (Cost $1,916,605,015)		2,000,548,098

Mutual Fund—0.4%

Investment Company Security—0.4%
Altaba, Inc. (a) (b) (Cost $5,257,401)	157,697	9,136,964

Short-Term Investment—6.0%
Security Description	Principal Amount*	Value

Repurchase Agreement —6.0%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $127,193,155; collateralized by U.S. Treasury Notes with rates ranging from 2.125% - 2.750%, maturity dates ranging from 02/15/24 - 03/31/24, and an aggregate market value of $129,732,028.	127,184,677	127,184,677

Total Short-Term Investments (Cost $127,184,677)		127,184,677

Securities Lending Reinvestments (c)—9.6%

Certificates of Deposit—5.2%
Banco Del Estado De Chile New York 2.820%, 1M LIBOR + 0.350%, 05/20/19 (d)	1,000,000	999,979
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	6,000,000	5,999,850
Bank of Nova Scotia 2.890%, SOFR + 0.430%, 05/16/19 (d)	4,000,000	3,999,997
Barclays Bank plc 2.500%, 02/01/19	1,000,000	999,871
Canadian Imperial Bank of Commerce 2.740%, 1M LIBOR + 0.270%, 07/19/19 (d)	4,000,000	3,998,376
China Construction Bank Corp. 2.550%, 01/07/19	2,500,000	2,500,000
Citibank N.A. 2.490%, 02/04/19	2,000,000	1,999,722
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (d)	1,500,000	1,500,005
2.642%, 1M LIBOR + 0.210%, 09/13/19 (d)	5,000,000	5,000,000
Credit Agricole S.A. 2.500%, 02/12/19	4,000,000	3,999,320
Credit Industriel et Commercial Zero Coupon, 01/25/19	2,961,684	2,994,900
Credit Suisse AG 2.620%, 04/01/19	5,000,000	4,997,410
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	4,000,000	3,999,704
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	4,962,437	4,994,900
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (d)	7,000,000	7,000,042
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (d)	4,000,000	4,000,024
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (d)	2,000,000	1,998,740
2.731%, 3M LIBOR + 0.190%, 02/01/19 (d)	2,000,000	1,999,552
Royal Bank of Canada New York 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	5,000,000	4,994,885
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	6,000,000	5,999,508
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (d)	3,000,000	2,998,668
Standard Chartered plc 2.785%, 1M LIBOR + 0.330%, 05/17/19 (d)	3,000,000	2,999,931

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp. 2.700%, 02/25/19	2,000,000	$2,000,184
Sumitomo Mitsui Banking Corp., New York 2.559%, 1M LIBOR + 0.180%, 03/05/19 (d)	4,000,000	3,999,052
2.665%, 1M LIBOR + 0.210%, 05/17/19 (d)	3,000,000	2,998,740
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/08/19	3,965,612	3,988,640
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (d)	4,000,000	3,999,820
2.799%, 1M LIBOR + 0.450%, 04/03/19 (d)	4,000,000	4,002,312
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	5,000,000	4,995,240
Wells Fargo Bank N.A. 2.730%, 3M LIBOR + 0.210%, 10/25/19 (d)	3,000,000	3,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	3,000,000	2,999,981

		111,959,353

Commercial Paper—1.7%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (d)	4,000,000	3,998,892
Banco Santander S.A. 2.740%, 02/07/19	1,985,996	1,994,176
Bank of China, Ltd. 2.690%, 01/17/19	1,986,550	1,997,652
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	15,000,000	15,001,395
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (d)	3,000,000	2,999,670
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	10,000,000	10,002,450

		35,994,235

Repurchase Agreements—2.4%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $5,038,333; collateralized by various Common Stock with an aggregate market value of $5,500,917.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $1,002,713; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $1,088,319.	1,000,000	1,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,216,529; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $2,244,000.	2,200,000	2,200,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $400,055; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $408,000.	400,000	400,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $700,097; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $714,000.	700,000	700,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $300,046; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $306,000.	300,000	300,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $15,835,073; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $16,149,203.	15,832,548	15,832,548
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,518,783; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	2,500,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $6,045,080; collateralized by various Common Stock with an aggregate market value of $6,600,000.	6,000,000	6,000,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $4,500,640; collateralized by various Common Stock with an aggregate market value of $5,009,455.	4,500,000	4,500,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,000,142; collateralized by various Common Stock with an aggregate market value of $1,113,212.	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $700,098; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $766,833.	700,000	700,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $10,001,406; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $10,954,759.	10,000,000	10,000,000

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $2,000,281; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $2,190,952.	2,000,000	$2,000,000

		52,132,548

Time Deposits—0.3%
Canadian Imperial Bank of Commerce 2.350%, 01/02/19	3,000,000	3,000,000
Royal Bank of Canada 2.420%, 01/02/19	3,000,000	3,000,000

		6,000,000

Total Securities Lending Reinvestments (Cost $206,105,016)		206,086,136

Total Investments—109.5% (Cost $2,255,152,109)		2,342,955,875
Other assets and liabilities (net)—(9.5)%		(203,708,998)

Net Assets—100.0%		$2,139,246,877

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $202,177,891 and the collateral received consisted of cash in the amount of $205,994,827. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	22,056,359	CIBC	01/18/19	USD	16,477,369	$314,469
CAD	22,056,528	RBC	01/18/19	USD	16,474,344	311,321
CHF	11,133,687	RBC	01/18/19	USD	11,242,344	(99,913)
EUR	24,929,454	GSI	01/18/19	USD	28,338,058	(260,427)
EUR	24,929,289	RBC	01/18/19	USD	28,330,940	(267,356)
GBP	14,853,800	GSI	01/18/19	USD	18,758,195	(188,494)
GBP	14,853,668	RBC	01/18/19	USD	18,752,251	(194,270)

Net Unrealized Depreciation						$(384,670)

Glossary of Abbreviations

Counterparties

(CIBC)—	Canadian Imperial Bank of Commerce
(GSI)—	Goldman Sachs International
(RBC)—	Royal Bank of Canada

Currencies

(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$25,415,818	$—	$—	$25,415,818
Automobiles	42,582,084	—	—	42,582,084
Banks	393,099,992	—	—	393,099,992
Biotechnology	26,734,808	—	—	26,734,808
Building Products	34,845,154	—	—	34,845,154
Capital Markets	110,162,957	—	—	110,162,957
Chemicals	16,346,663	—	—	16,346,663
Communications Equipment	53,268,039	—	—	53,268,039
Consumer Finance	17,886,920	—	—	17,886,920
Containers & Packaging	32,243,765	—	—	32,243,765
Diversified Telecommunication Services	25,821,734	—	—	25,821,734
Electrical Equipment	38,436,080	—	—	38,436,080
Energy Equipment & Services	13,204,226	—	—	13,204,226
Food Products	25,037,193	26,327,733	—	51,364,926
Health Care Equipment & Supplies	23,690,532	—	—	23,690,532
Health Care Providers & Services	97,894,094	—	—	97,894,094
Hotels, Restaurants & Leisure	40,913,873	—	—	40,913,873
Household Products	33,622,213	15,730,175	—	49,352,388
Industrial Conglomerates	6,743,500	—	—	6,743,500
Insurance	67,419,253	—	—	67,419,253
Internet & Direct Marketing Retail	35,120,819	—	—	35,120,819
IT Services	18,464,301	—	—	18,464,301
Machinery	22,909,174	—	—	22,909,174
Media	58,277,115	—	—	58,277,115
Oil, Gas & Consumable Fuels	344,844,243	—	—	344,844,243
Pharmaceuticals	170,889,820	21,916,393	—	192,806,213
Semiconductors & Semiconductor Equipment	77,492,994	—	—	77,492,994
Software	32,138,983	—	—	32,138,983
Specialty Retail	31,192,782	—	—	31,192,782
Technology Hardware, Storage & Peripherals	6,294,946	—	—	6,294,946
Wireless Telecommunication Services	—	13,579,722	—	13,579,722
Total Common Stocks	1,922,994,075	77,554,023	—	2,000,548,098
Total Mutual Fund*	9,136,964	—	—	9,136,964
Total Short-Term Investment*	—	127,184,677	—	127,184,677
Total Securities Lending Reinvestments*	—	206,086,136	—	206,086,136
Total Investments	$1,932,131,039	$410,824,836	$—	$2,342,955,875

Collateral for Securities Loaned (Liability)	$—	$(205,994,827)	$—	$(205,994,827)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$625,790	$—	$625,790
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,010,460)	—	(1,010,460)
Total Forward Contracts	$—	$(384,670)	$—	$(384,670)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$2,342,955,875
Cash	799,586
Cash denominated in foreign currencies (c)	356
Unrealized appreciation on forward foreign currency exchange contracts	625,790
Receivable for:
Fund shares sold	16,580
Dividends and interest	3,945,278
Prepaid expenses	7,018

Total Assets	2,348,350,483
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,010,460
Collateral for securities loaned	205,994,827
Payables for:
Fund shares redeemed	412,420
Accrued Expenses:
Management fees	1,030,448
Distribution and service fees	188,365
Deferred trustees’ fees	123,956
Other expenses	343,130

Total Liabilities	209,103,606

Net Assets	$2,139,246,877

Net Assets Consist of:
Paid in surplus	$1,722,177,085
Distributable earnings (Accumulated losses)	417,069,792

Net Assets	$2,139,246,877

Net Assets
Class A	$1,284,175,325
Class B	855,071,552
Capital Shares Outstanding*
Class A	96,857,803
Class B	64,864,318
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.26
Class B	13.18

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,255,152,109.
(b)	Includes securities loaned at value of $202,177,891.
(c)	Identified cost of cash denominated in foreign currencies was $356.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$62,204,516
Interest	823,621
Securities lending income	961,001

Total investment income	63,989,138
Expenses
Management fees	14,938,628
Administration fees	92,392
Custodian and accounting fees	212,400
Distribution and service fees—Class B	2,599,208
Audit and tax services	44,662
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	109,418
Insurance	16,807
Miscellaneous	66,813

Total expenses	18,159,151
Less management fee waiver	(765,821)
Less broker commission recapture	(5,276)

Net expenses	17,388,054

Net Investment Income	46,601,084

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	276,785,346
Foreign currency transactions	(66,151)
Forward foreign currency transactions	3,265,279

Net realized gain	279,984,474

Net change in unrealized appreciation (depreciation) on:
Investments	(612,305,358)
Foreign currency transactions	(24,826)
Forward foreign currency transactions	4,388,573

Net change in unrealized depreciation	(607,941,611)

Net realized and unrealized loss	(327,957,137)

Net Decrease in Net Assets From Operations	$(281,356,053)

(a)	Net of foreign withholding taxes of $1,466,699.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$46,601,084	$43,332,287
Net realized gain	279,984,474	181,138,722
Net change in unrealized appreciation (depreciation)	(607,941,611)	241,418,272

Increase (decrease) in net assets from operations	(281,356,053)	465,889,281

From Distributions to Shareholders (a)
Class A	(130,831,633)	(87,314,265)
Class B	(84,343,748)	(56,035,288)

Total distributions	(215,175,381)	(143,349,553)

Increase (decrease) in net assets from capital share transactions	(292,247,793)	127,746,950

Total increase (decrease) in net assets	(788,779,227)	450,286,678

Net Assets
Beginning of period	2,928,026,104	2,477,739,426

End of period	$2,139,246,877	$2,928,026,104 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	188,226	$2,886,547	21,015,499	$311,594,927
Reinvestments	8,446,200	130,831,633	6,127,317	87,314,265
Redemptions	(22,648,682)	(368,839,298)	(11,864,206)	(184,080,194)

Net increase (decrease)	(14,014,256)	$(235,121,118)	15,278,610	$214,828,998

Class B
Sales	2,050,059	$31,327,110	1,791,662	$26,672,967
Reinvestments	5,466,218	84,343,748	3,948,928	56,035,288
Redemptions	(10,928,252)	(172,797,533)	(11,311,534)	(169,790,303)

Net decrease	(3,411,975)	$(57,126,675)	(5,570,944)	$(87,082,048)

Increase (decrease) derived from capital shares transactions		$(292,247,793)		$127,746,950

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(39,840,401)	$(47,473,864)
Class B	(24,195,462)	(31,839,826)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $26,304,852 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.38	$14.66	$13.97	$15.79	$14.58

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.26	0.33	0.26	0.30
Net realized and unrealized gain (loss)	(2.05)	2.29	1.85	(1.08)	1.08

Total income (loss) from investment operations	(1.76)	2.55	2.18	(0.82)	1.38

Less Distributions
Distributions from net investment income	(0.14)	(0.38)	(0.40)	(0.48)	(0.17)
Distributions from net realized capital gains	(1.22)	(0.45)	(1.09)	(0.52)	0.00

Total distributions	(1.36)	(0.83)	(1.49)	(1.00)	(0.17)

Net Asset Value, End of Period	$13.26	$16.38	$14.66	$13.97	$15.79

Total Return (%) (b)	(11.91)	18.28	17.64	(5.73)	9.60

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.58	0.59	0.58	0.58
Net ratio of expenses to average net assets (%) (c)(d)	0.56	0.55	0.57	0.56	0.56
Ratio of net investment income to average net assets (%)	1.85	1.73	2.43	1.76	1.97
Portfolio turnover rate (%)	19	24	16	15	23 (e)
Net assets, end of period (in millions)	$1,284.2	$1,815.9	$1,401.0	$1,390.6	$1,587.6

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$16.29	$14.58	$13.90	$15.72	$14.52

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.22	0.29	0.23	0.24
Net realized and unrealized gain (loss)	(2.04)	2.29	1.84	(1.08)	1.10

Total income (loss) from investment operations	(1.79)	2.51	2.13	(0.85)	1.34

Less Distributions
Distributions from net investment income	(0.10)	(0.35)	(0.36)	(0.45)	(0.14)
Distributions from net realized capital gains	(1.22)	(0.45)	(1.09)	(0.52)	0.00

Total distributions	(1.32)	(0.80)	(1.45)	(0.97)	(0.14)

Net Asset Value, End of Period	$13.18	$16.29	$14.58	$13.90	$15.72

Total Return (%) (b)	(12.15)	18.02	17.30	(5.97)	9.31

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.83	0.84	0.83	0.83
Net ratio of expenses to average net assets (%) (c)(d)	0.81	0.80	0.82	0.81	0.81
Ratio of net investment income to average net assets (%)	1.61	1.48	2.18	1.51	1.60
Portfolio turnover rate (%)	19	24	16	15	23 (e)
Net assets, end of period (in millions)	$855.1	$1,112.2	$1,076.8	$1,028.8	$1,213.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for the years ended December 31, 2018 and 2017, respectively (see Note 6 of the Notes to Financial Statements).
(e)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Comstock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost

BHFTI-13

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-14

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $127,184,677. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $52,132,548. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

BHFTI-15

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$625,790	Unrealized depreciation on forward foreign currency exchange contracts	$1,010,460

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Canadian Imperial Bank of Commerce	$314,469	$—	$—	$314,469
Royal Bank of Canada	311,321	(311,321)	—	—

	$625,790	$(311,321)	$—	$314,469

BHFTI-16

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Goldman Sachs International	$448,921	$—	$—	$448,921
Royal Bank of Canada	561,539	(311,321)	—	250,218

	$1,010,460	$(311,321)	$—	$699,139

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$3,265,279

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$4,388,573

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$205,964,834

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-17

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$476,048,429	$0	$928,402,651

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc., the subadviser to the Portfolio, that amounted to $736,576 in purchases of investments, which are included above.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$14,938,628	0.650%	First $500 million
	0.600%	$500 million to $1 billion
	0.525%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $2 billion
0.050%	Over $2 billion

BHFTI-18

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 amounted to $577,488 and are included in the total amount shown as a management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $188,333 was waived in the aggregate for the year ended December 31, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2018 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$21,987

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$2,261,903,605
Gross unrealized appreciation	279,488,235
Gross unrealized depreciation	(198,435,965)

Net unrealized appreciation (depreciation)	$81,052,270

BHFTI-19

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$20,304,711	$67,180,459	$194,870,670	$76,169,094	$215,175,381	$143,349,553

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$64,454,259	$271,698,366	$81,041,123	$—	$417,193,748

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-20

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Comstock Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Comstock Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Comstock Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-23

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-24

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-25

Brighthouse Funds Trust I

Invesco Comstock Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Invesco Comstock Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Invesco Small Cap Growth Portfolio returned -8.77%, -9.05%, and -8.95%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index1, returned -9.31%.

MARKET ENVIRONMENT / CONDITIONS

Calendar year 2018 proved to be an increasingly volatile time for U.S. equities. In January 2018, U.S. equity markets steadily moved higher, as investors remained enthused about the passage of the Tax Cuts and Jobs Act signed into law in late December 2017. However, in February 2018, volatility returned to the U.S. stock and bond markets. Worries about how rising interest rates might affect economic growth, concerns about a potential trade war and heightened geopolitical tensions, caused the U.S. stock markets to pull back and volatility to increase.

U.S. equity markets generally recovered in the second quarter of 2018 as strong U.S. retail sales and low unemployment buoyed markets. Throughout the summer, U.S. equities moved higher as corporate profits surged. Several U.S. equity indexes reached new highs despite potential headwinds including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October, as U.S. equity markets suffered a sharp sell-off through year-end, amid rising interest rates and concerns that higher inflation could mean a more restrictive monetary policy. In this environment, there was a flight to safety, as investors fled to defensive areas of the equities markets like Health Care and Utilities, and U.S. Treasuries.

Given signs of a strong economy, the U.S. Federal Reserve raised interest rates four times during the year: in March, June, September and December 2018. Following December’s Federal Reserve meeting, Chairman Jerome Powell raised interest rates by 25 basis points to a targeted range of 2.25% to 2.50%, and lowered guidance from three to two rate hikes in 2019, signaling a slightly more dovish stance than expected. In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

Within this environment, the Portfolio experienced a loss, but outperformed the benchmark Russell 2000 Growth Index. Relative to the index, an overweight in Information Technology (“IT”), stock selection and an underweight in Materials and Industrials, and stock selection in Financials were key contributors to returns. The Portfolio’s modest cash positon was beneficial to relative returns given the volatility experienced during the year. Conversely, an overweight in Energy, stock selection in Consumer Discretionary, as well as a combination of stock selection and underweight in Health Care, were key detractors from relative returns.

Integrated Device Technology within semiconductors, was a notable contributor to both absolute and relative IT performance following the announcement that they would be acquired by Renesas (not a portfolio holding). The transaction was expected to close in the first half of 2019 and the shares traded near the transaction amount despite the equity sell-off that occurred in the fourth quarter.

Zebra Technologies Corp. was also a notable absolute and relative contributor within IT given a string of better than expected performance and forward guidance. New products and strength in mobile computing drove the impressive execution. Additionally, while many hardware names have been impacted by the tariff situation, Zebra has not seen any significant impact on their financial performance.

While the Consumer Discretionary sector detracted from overall performance, Five Below, Inc., a discount retailer, was a leading contributor to absolute performance. The company benefited from strong financial results, primarily due to continued strong store growth and same store sales performance combining for margin expansion leading to sustainable earnings growth. Five Below had strong sales in 2017 due in part to strong demand from fidget spinners. There were some market concerns that Five Below would not have good year-over-year comparable sales in 2018 given their strong sales in 2017. Five Below continued to show strong sales in 2018.

Similarly, while the Health Care sector detracted overall, Dexcom was a leading contributor to absolute and relative performance. Dexcom produces a continuous glucose monitor with superior features like customizable alerts of approaching glucose highs and lows. The stock advanced on revenue that handily beat consensus expectations.

Conversely, Adamas Pharmaceuticals, which makes drugs to treat chronic neurological diseases, was a leading detractor from absolute and relative performance overall and within the Health Care sector. The stock was negatively impacted by the unexpected departure of its Chief Operating Officer, as well as the launch of a competing product.

Within Consumer Discretionary, Penn National Gaming was a leading detractor. Regional gaming stocks in general have underperformed since early October likely due to investor concern around the potential for industry trends to decelerate if the U.S. economy weakens. We remained constructive on the company given the industry has historically generated stable revenue and profitability in economic downturns.

Oil States International was a leading detractor to absolute performance within Energy. Reduced 2019 capital budgets for exploration and production companies was seen as a negative for Oil States’ onshore completions-levered businesses. Additionally, lackluster capital expenditure spending for offshore projects also continued to weigh on Oil States’ offshore business.

BHFTI-1

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Managed by Invesco Advisers, Inc.

Portfolio Manager Commentary*—(Continued)

All positioning changes are based on our bottom-up stock selection process. Portfolio construction acts as a risk control and ensures alignment with small-cap market sector exposure within modest over- and underweights. Our long-term investment horizon leads to relatively low turnover.

During the period, the Portfolio saw increased exposure in the Health Care, Consumer Staples, and Consumer Discretionary sectors. In contrast, Portfolio exposure in the Industrials, Energy, Communication Services, and IT sectors saw the greatest decrease. At the close of the period, the Portfolio’s largest overweight exposures relative to the index were in the IT, Financials, and Energy sectors while the largest underweight exposures were in the Industrials, Consumer Discretionary, Real Estate, and Consumer Staples sectors.

Our view is that we are in a slowing, but not declining, growth environment as the benefits of U.S. tax stimulus and deregulation are being offset by higher interest rates, rising labor costs and trade pressures. In such an environment, true growth will likely remain scarce, and we believe the market will favor companies that can produce sustainable, above average earnings and cash flow growth in spite of the economic cycle.

Juan Hartsfield

Clay Manley

Portfolio Managers

Invesco Advisers, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Invesco Small Cap Growth Portfolio
Class A	-8.77	6.43	14.36
Class B	-9.05	6.14	14.07
Class E	-8.95	6.25	14.19
Russell 2000 Growth Index	-9.31	5.14	13.52

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Fair Isaac Corp.	1.5
Aspen Technology, Inc.	1.4
HealthEquity, Inc.	1.3
Repligen Corp.	1.2
Five Below, Inc.	1.2
DexCom, Inc.	1.2
PerkinElmer, Inc.	1.2
Q2 Holdings, Inc.	1.2
Pool Corp.	1.2
Guidewire Software, Inc.	1.1

Top Sectors
% of Net Assets
Health Care	25.2
Information Technology	24.4
Industrials	14.3
Consumer Discretionary	12.2
Financials	9.4
Materials	3.4
Energy	2.4
Communication Services	2.2
Consumer Staples	1.7
Real Estate	0.6

BHFTI-3

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Invesco Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.85%	$1,000.00	$833.60	$3.93
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

Class B (a)	Actual	1.10%	$1,000.00	$831.90	$5.08
	Hypothetical*	1.10%	$1,000.00	$1,019.66	$5.60

Class E (a)	Actual	1.00%	$1,000.00	$832.50	$4.62
	Hypothetical*	1.00%	$1,000.00	$1,020.16	$5.09

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—95.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
BWX Technologies, Inc.	118,650	$4,535,990
TransDigm Group, Inc. (a)	27,818	9,459,789

		13,995,779

Auto Components—0.9%
Cooper-Standard Holdings, Inc. (a)	70,659	4,389,337
Visteon Corp. (a) (b)	62,800	3,785,584

		8,174,921

Banks—2.2%
Cathay General Bancorp (b)	214,035	7,176,594
Cullen/Frost Bankers, Inc.	88,798	7,808,896
Sterling Bancorp	286,388	4,728,266

		19,713,756

Beverages—0.7%
Boston Beer Co., Inc. (The) - Class A (a)	28,063	6,758,693

Biotechnology—6.7%
Adamas Pharmaceuticals, Inc. (a) (b)	345,320	2,949,033
Agios Pharmaceuticals, Inc. (a) (b)	131,214	6,050,277
Amicus Therapeutics, Inc. (a) (b)	723,824	6,934,234
Halozyme Therapeutics, Inc. (a)	594,551	8,698,281
Neurocrine Biosciences, Inc. (a)	144,383	10,310,390
Repligen Corp. (a) (b)	213,141	11,241,056
Sage Therapeutics, Inc. (a)	63,514	6,084,006
Sarepta Therapeutics, Inc. (a) (b)	82,205	8,971,032

		61,238,309

Building Products—0.5%
Masonite International Corp. (a)	103,876	4,656,761

Capital Markets—3.1%
Evercore, Inc. - Class A	116,855	8,362,144
LPL Financial Holdings, Inc. (b)	138,058	8,432,583
MarketAxess Holdings, Inc. (b)	43,150	9,118,026
WisdomTree Investments, Inc.	358,793	2,385,973

		28,298,726

Chemicals—1.6%
Ingevity Corp. (a)	101,820	8,521,316
PolyOne Corp.	195,761	5,598,764

		14,120,080

Commercial Services & Supplies—2.2%
Brink’s Co. (The)	130,325	8,425,511
Deluxe Corp.	109,560	4,211,487
MSA Safety, Inc.	77,653	7,320,348

		19,957,346

Construction & Engineering—0.2%
KBR, Inc.	136,819	2,076,912

Security Description	Shares	Value

Construction Materials—0.9%
Martin Marietta Materials, Inc. (b)	47,683	$8,195,277

Containers & Packaging—0.9%
Berry Global Group, Inc. (a)	177,619	8,442,231

Distributors—1.2%
Pool Corp.	71,130	10,573,474

Diversified Consumer Services—0.9%
Adtalem Global Education, Inc. (a)	164,208	7,770,323

Diversified Telecommunication Services—0.9%
Cogent Communications Holdings, Inc.	167,067	7,553,099
Iridium Communications, Inc. (a)	29,719	548,316

		8,101,415

Electronic Equipment, Instruments & Components—4.8%
Cognex Corp. (b)	206,690	7,992,702
II-VI, Inc. (a)	176,301	5,722,731
Littelfuse, Inc.	48,967	8,396,861
National Instruments Corp.	174,524	7,919,899
Trimble, Inc. (a)	214,303	7,052,712
Zebra Technologies Corp. - Class A (a)	43,261	6,888,449

		43,973,354

Energy Equipment & Services—0.7%
Oil States International, Inc. (a) (b)	238,521	3,406,080
Patterson-UTI Energy, Inc.	321,521	3,327,742

		6,733,822

Entertainment—1.4%
IMAX Corp. (a)	179,931	3,384,502
Take-Two Interactive Software, Inc. (a)	86,723	8,927,266

		12,311,768

Equity Real Estate Investment Trusts—0.6%
CubeSmart	201,835	5,790,646

Food Products—1.0%
Lancaster Colony Corp.	51,636	9,132,343

Health Care Equipment & Supplies—7.1%
Align Technology, Inc. (a) (b)	28,865	6,045,197
Avanos Medical, Inc. (a)	181,566	8,132,341
Cantel Medical Corp.	86,555	6,444,020
DexCom, Inc. (a) (b)	89,257	10,692,989
Hill-Rom Holdings, Inc. (b)	92,885	8,224,967
ICU Medical, Inc. (a)	37,696	8,656,132
Integer Holdings Corp. (a)	91,786	6,999,600
Integra LifeSciences Holdings Corp. (a) (b)	146,366	6,601,107
Nevro Corp. (a)	74,786	2,908,427

		64,704,780

Health Care Providers & Services—5.1%
BioTelemetry, Inc. (a)	142,815	8,528,912

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—(Continued)
Chemed Corp.	35,358	$10,016,214
Encompass Health Corp.	148,466	9,160,352
HealthEquity, Inc. (a) (b)	206,175	12,298,339
Select Medical Holdings Corp. (a)	415,308	6,374,978

		46,378,795

Health Care Technology—1.3%
Medidata Solutions, Inc. (a) (b)	96,990	6,539,066
Vocera Communications, Inc. (a)	139,641	5,494,873

		12,033,939

Hotels, Restaurants & Leisure—4.9%
Dunkin’ Brands Group, Inc.	130,437	8,363,620
Jack in the Box, Inc.	63,369	4,919,335
Penn National Gaming, Inc. (a) (b)	387,438	7,295,458
Six Flags Entertainment Corp. (b)	125,858	7,001,481
Texas Roadhouse, Inc.	158,397	9,456,301
Wendy’s Co. (The) (b)	471,149	7,354,636

		44,390,831

Insurance—4.1%
American Equity Investment Life Holding Co.	259,455	7,249,172
American Financial Group, Inc.	78,294	7,087,956
Hanover Insurance Group, Inc. (The)	76,778	8,965,367
Mercury General Corp. (b)	156,976	8,117,229
RLI Corp. (b)	86,519	5,968,946

		37,388,670

IT Services—1.6%
Booz Allen Hamilton Holding Corp.	160,456	7,231,752
EPAM Systems, Inc. (a)	65,199	7,563,736

		14,795,488

Leisure Products—0.6%
Brunswick Corp.	124,997	5,806,111

Life Sciences Tools & Services—2.2%
Bio-Techne Corp.	65,810	9,524,023
PerkinElmer, Inc. (b)	135,212	10,620,903

		20,144,926

Machinery—5.6%
Hillenbrand, Inc. (b)	169,193	6,417,490
ITT, Inc.	170,853	8,247,074
John Bean Technologies Corp.	84,783	6,088,267
Kennametal, Inc.	172,282	5,733,545
Lincoln Electric Holdings, Inc.	79,366	6,258,009
Oshkosh Corp.	108,831	6,672,429
Timken Co. (The)	150,808	5,628,155
WABCO Holdings, Inc. (a)	53,836	5,778,756

		50,823,725

Oil, Gas & Consumable Fuels—1.7%
Centennial Resource Development, Inc. - Class A (a) (b)	423,676	4,668,910

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Parsley Energy, Inc. - Class A (a)	257,476	$4,114,466
PBF Energy, Inc. - Class A	192,133	6,276,985

		15,060,361

Pharmaceuticals—2.8%
Aerie Pharmaceuticals, Inc. (a)	148,137	5,347,746
Catalent, Inc. (a)	223,541	6,970,008
GW Pharmaceuticals plc (ADR) (a)	57,234	5,574,019
Intersect ENT, Inc. (a)	281,453	7,931,346

		25,823,119

Professional Services—1.0%
CoStar Group, Inc. (a)	26,882	9,068,374

Road & Rail—2.1%
Knight-Swift Transportation Holdings, Inc. (b)	203,268	5,095,929
Landstar System, Inc.	74,842	7,160,134
Old Dominion Freight Line, Inc.	59,014	7,287,639

		19,543,702

Semiconductors & Semiconductor Equipment—4.1%
Integrated Device Technology, Inc. (a)	39,557	1,915,745
MKS Instruments, Inc.	76,201	4,923,347
Monolithic Power Systems, Inc. (b)	61,577	7,158,326
Power Integrations, Inc.	89,365	5,449,478
Semtech Corp. (a)	209,954	9,630,590
Silicon Laboratories, Inc. (a)	110,431	8,703,067

		37,780,553

Software—13.8%
2U, Inc. (a) (b)	119,834	5,958,147
Apptio, Inc. - Class A (a)	215,597	8,184,062
Aspen Technology, Inc. (a)	158,932	13,061,032
Blackline, Inc. (a) (b)	194,276	7,955,602
Fair Isaac Corp. (a)	71,776	13,422,112
Guidewire Software, Inc. (a) (b)	128,997	10,349,429
New Relic, Inc. (a)	92,084	7,456,042
Pegasystems, Inc. (b)	158,505	7,581,294
Proofpoint, Inc. (a)	76,241	6,389,758
Q2 Holdings, Inc. (a)	213,610	10,584,376
Qualys, Inc. (a)	125,307	9,365,445
RealPage, Inc. (a)	209,385	10,090,263
SailPoint Technologies Holding, Inc. (a)	311,072	7,307,081
Ultimate Software Group, Inc. (The) (a)	33,454	8,191,881

		125,896,524

Specialty Retail—1.8%
Five Below, Inc. (a)	108,100	11,060,792
Urban Outfitters, Inc. (a)	171,320	5,687,824

		16,748,616

Textiles, Apparel & Luxury Goods—2.0%
Carter’s, Inc.	66,958	5,465,112
G-III Apparel Group, Ltd. (a)	166,415	4,641,314

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Textiles, Apparel & Luxury Goods—(Continued)
Steven Madden, Ltd.	274,684	$8,311,938

		18,418,364

Trading Companies & Distributors—1.1%
Univar, Inc. (a)	248,554	4,409,348
Watsco, Inc.	41,777	5,812,852

		10,222,200

Total Common Stocks (Cost $717,132,586)		875,045,014

Short-Term Investment—4.3%

Repurchase Agreement—4.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $39,414,586; collateralized by U.S. Treasury Note at 2.875%, maturing 10/31/23, with a market value of $40,203,232.	39,411,959	39,411,959

Total Short-Term Investments (Cost $39,411,959)		39,411,959

Securities Lending Reinvestments (c)—14.8%

Certificates of Deposit—8.8%
Banco Del Estado De Chile New York 2.820%, 1M LIBOR + 0.350%, 05/20/19 (d)	2,000,000	1,999,958
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	2,000,000	1,999,950
Bank of Nova Scotia 2.890%, SOFR + 0.430%, 05/16/19 (d)	5,000,000	4,999,996
3.072%, 3M LIBOR + 0.280%, 03/20/19 (d)	1,500,000	1,500,598
Barclays Bank plc 2.500%, 02/01/19	1,000,000	999,871
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (d)	1,000,000	999,872
China Construction Bank Corp. 2.550%, 01/07/19	3,000,000	3,000,000
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (d)	500,000	500,002
2.642%, 1M LIBOR + 0.210%, 09/13/19 (d)	2,000,000	2,000,000
Credit Agricole S.A. 2.799%, 1M LIBOR + 0.320%, 05/21/19 (d)	4,000,000	4,000,252
Credit Suisse AG 2.620%, 04/01/19	5,000,000	4,997,410
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	2,000,000	1,999,852
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	4,962,437	4,994,900
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (d)	1,000,000	999,370
2.810%, 1M LIBOR + 0.370%, 02/14/19 (d)	4,000,000	4,000,748

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (d)	1,000,000	$1,000,008
2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	7,000,000	6,992,839
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	2,000,000	1,999,836
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (d)	2,000,000	1,999,112
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	2,000,000	1,999,942
2.785%, 1M LIBOR + 0.330%, 05/17/19 (d)	1,500,000	1,499,966
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (d)	3,500,000	3,499,930
Sumitomo Mitsui Banking Corp. 2.700%, 02/25/19	2,000,000	2,000,184
Sumitomo Mitsui Banking Corp., New York 2.559%, 1M LIBOR + 0.180%, 03/05/19 (d)	3,000,000	2,999,289
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/08/19	2,974,209	2,991,480
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (d)	1,000,000	999,955
2.767%, 1M LIBOR + 0.380%, 12/10/19 (d)	2,000,000	1,999,934
2.822%, 1M LIBOR + 0.300%, 10/31/19 (d)	2,000,000	1,999,532
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	7,000,000	6,993,336
Wells Fargo Bank N.A. 2.730%, 3M LIBOR + 0.210%, 10/25/19 (d)	1,000,000	1,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	1,500,000	1,499,991

		80,468,113

Commercial Paper—2.4%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (d)	3,500,000	3,499,031
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (d)	1,000,000	1,000,000
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	4,000,000	4,000,372
Matchpoint Finance plc 2.890%, 05/08/19	1,970,939	1,978,506
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (d)	4,000,000	3,999,936
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (d)	2,000,000	1,999,780
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	2,000,000	2,000,490
Westpac Banking Corp. 2.659%, 3M LIBOR + 0.070%, 08/07/19 (d)	1,000,000	999,343
2.784%, 1M LIBOR + 0.280%, 05/24/19 (d)	2,500,000	2,499,900

		21,977,358

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—3.6%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $2,015,333; collateralized by various Common Stock with an aggregate market value of $2,200,367.	2,000,000	$2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $201,503; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $204,000.	200,000	200,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $800,111; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $816,001.	800,000	800,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $1,200,166; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $1,224,000.	1,200,000	1,200,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $600,092; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $612,000.	600,000	600,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $8,582,270; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $8,752,521.	8,580,901	8,580,901
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $4,332,307; collateralized by various Common Stock with an aggregate market value of $4,730,000.	4,300,000	4,300,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,007,513; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $700,100; collateralized by various Common Stock with an aggregate market value of $779,249.	700,000	700,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,800,256; collateralized by various Common Stock with an aggregate market value of $2,003,782.	1,800,000	1,800,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,400,197; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,533,666.	1,400,000	$1,400,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $5,000,703; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $5,000,703; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	5,000,000

		32,580,901

Total Securities Lending Reinvestments (Cost $135,048,305)		135,026,372

Total Investments—114.9% (Cost $891,592,850)		1,049,483,345
Other assets and liabilities (net)—(14.9)%		(135,814,321)

Net Assets—100.0%		$913,669,024

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $136,752,769 and the collateral received consisted of cash in the amount of $134,988,487 and non-cash collateral with a value of $3,225,381. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/ agent based on current market conditions. For certain asset- and mortgage- backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$875,045,014	$—	$—	$875,045,014
Total Short-Term Investment*	—	39,411,959	—	39,411,959
Total Securities Lending Reinvestments*	—	135,026,372	—	135,026,372
Total Investments	$875,045,014	$174,438,331	$—	$1,049,483,345

Collateral for Securities Loaned (Liability)	$—	$(134,988,487)	$—	$(134,988,487)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,049,483,345
Receivable for:
Investments sold	472,142
Fund shares sold	361,097
Dividends and interest	144,873
Prepaid expenses	3,093

Total Assets	1,050,464,550
Liabilities
Collateral for securities loaned	134,988,487
Payables for:
Investments purchased	605,181
Fund shares redeemed	171,304
Accrued Expenses:
Management fees	654,802
Distribution and service fees	81,264
Deferred trustees’ fees	123,404
Other expenses	171,084

Total Liabilities	136,795,526

Net Assets	$913,669,024

Net Assets Consist of:
Paid in surplus	$584,410,773
Distributable earnings (Accumulated losses)	329,258,251

Net Assets	$913,669,024

Net Assets
Class A	$537,041,970
Class B	363,748,848
Class E	12,878,206
Capital Shares Outstanding*
Class A	42,912,114
Class B	31,680,689
Class E	1,070,449
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.51
Class B	11.48
Class E	12.03

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $136,752,769.
(b)	Identified cost of investments was $891,592,850.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends	$7,947,734
Interest	204,726
Securities lending income	426,119

Total investment income	8,578,579
Expenses
Management fees	9,779,784
Administration fees	44,335
Custodian and accounting fees	86,677
Distribution and service fees—Class B	1,088,361
Distribution and service fees—Class E	24,048
Audit and tax services	44,662
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	70,591
Insurance	7,514
Miscellaneous	19,237

Total expenses	11,244,032
Less management fee waiver	(405,389)
Less broker commission recapture	(22,254)

Net expenses	10,816,389

Net Investment Loss	(2,237,810)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	173,513,159

Net change in unrealized depreciation on investments	(242,677,064)

Net realized and unrealized loss	(69,163,905)

Net Decrease in Net Assets From Operations	$(71,401,715)

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(2,237,810)	$(1,155,207)
Net realized gain	173,513,159	142,199,498
Net change in unrealized appreciation (depreciation)	(242,677,064)	133,103,419

Increase (decrease) in net assets from operations	(71,401,715)	274,147,710

From Distributions to Shareholders (a)
Class A	(82,281,859)	(77,108,557)
Class B	(56,902,449)	(44,692,768)
Class E	(2,099,303)	(1,564,406)

Total distributions	(141,283,611)	(123,365,731)

Decrease in net assets from capital share transactions	(100,024,330)	(101,071,763)

Total increase (decrease) in net assets	(312,709,656)	49,710,216

Net Assets
Beginning of period	1,226,378,680	1,176,668,464

End of period	$913,669,024	$1,226,378,680 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,468,402	$23,440,225	920,027	$13,434,664
Reinvestments	5,311,934	82,281,859	5,673,919	77,108,557
Redemptions	(13,858,113)	(225,117,589)	(12,406,615)	(181,539,996)

Net decrease	(7,077,777)	$(119,395,505)	(5,812,669)	$(90,996,775)

Class B
Sales	3,331,781	$46,319,451	1,684,480	$22,824,574
Reinvestments	3,998,767	56,902,449	3,533,025	44,692,768
Redemptions	(5,854,097)	(84,377,880)	(5,652,360)	(76,531,562)

Net increase (decrease)	1,476,451	$18,844,020	(434,855)	$(9,014,220)

Class E
Sales	227,933	$3,475,771	111,117	$1,565,563
Reinvestments	140,893	2,099,303	118,876	1,564,406
Redemptions	(337,961)	(5,047,919)	(297,768)	(4,190,737)

Net increase (decrease)	30,865	$527,155	(67,775)	$(1,060,768)

Decrease derived from capital shares transactions		$(100,024,330)		$(101,071,763)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net realized captial gains.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $(159,833) as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Period	$15.51	$13.74		$14.95	$19.62	$20.53

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)	(0.00	)(b)	0.06	(0.01)	0.05
Net realized and unrealized gain (loss)	(0.96)	3.30		1.44	0.26	1.38

Total income (loss) from investment operations	(0.98)	3.30		1.50	0.25	1.43

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	(0.03)	0.00
Distributions from net realized capital gains	(2.02)	(1.53)		(2.71)	(4.89)	(2.34)

Total distributions	(2.02)	(1.53)		(2.71)	(4.92)	(2.34)

Net Asset Value, End of Period	$12.51	$15.51		$13.74	$14.95	$19.62

Total Return (%) (c)	(8.77)	25.61		11.72	(1.42)	8.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	0.88		0.88	0.87	0.87
Net ratio of expenses to average net assets (%) (d) (e)	0.85	0.84		0.86	0.85	0.86
Ratio of net investment income (loss) to average net assets (%)	(0.10)	(0.01)		0.43	(0.05)	0.26
Portfolio turnover rate (%)	20	20		28	29	28
Net assets, end of period (in millions)	$537.0	$775.5		$766.8	$848.1	$1,075.7

	Class B
	Year Ended December 31,
	2018	2017		2016	2015	2014
Net Asset Value, Beginning of Period	$14.41	$12.90		$14.22	$18.90	$19.91

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.05)	(0.03)		0.02	(0.05)	(0.00	)(b)
Net realized and unrealized gain (loss)	(0.86)	3.07		1.37	0.26	1.33

Total income (loss) from investment operations	(0.91)	3.04		1.39	0.21	1.33

Less Distributions
Distributions from net investment income	0.00	0.00		0.00	0.00	0.00
Distributions from net realized capital gains	(2.02)	(1.53)		(2.71)	(4.89)	(2.34)

Total distributions	(2.02)	(1.53)		(2.71)	(4.89)	(2.34)

Net Asset Value, End of Period	$11.48	$14.41		$12.90	$14.22	$18.90

Total Return (%) (c)	(9.05)	25.33		11.43	(1.71)	7.91

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.13	1.13		1.13	1.12	1.12
Net ratio of expenses to average net assets (%) (d) (e)	1.10	1.09		1.11	1.10	1.11
Ratio of net investment income (loss) to average net assets (%)	(0.34)	(0.26)		0.16	(0.29)	(0.00	)(f)
Portfolio turnover rate (%)	20	20		28	29	28
Net assets, end of period (in millions)	$363.7	$435.3		$395.1	$391.1	$417.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015		2014
Net Asset Value, Beginning of Period	$15.00	$13.35	$14.62	$19.29		$20.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	(0.02)	0.03	(0.03)		0.02
Net realized and unrealized gain (loss)	(0.91)	3.20	1.41	0.25		1.36

Total income (loss) from investment operations	(0.95)	3.18	1.44	0.22		1.38

Less Distributions
Distributions from net investment income	0.00	0.00	0.00	(0.00	)(g)	0.00
Distributions from net realized capital gains	(2.02)	(1.53)	(2.71)	(4.89)		(2.34)

Total distributions	(2.02)	(1.53)	(2.71)	(4.89)		(2.34)

Net Asset Value, End of Period	$12.03	$15.00	$13.35	$14.62		$19.29

Total Return (%) (c)	(8.95)	25.44	11.55	(1.60)		8.04

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.03	1.03	1.02		1.02
Net ratio of expenses to average net assets (%) (d) (e)	1.00	0.99	1.01	1.00		1.01
Ratio of net investment income (loss) to average net assets (%)	(0.25)	(0.15)	0.25	(0.19)		0.10
Portfolio turnover rate (%)	20	20	28	29		28
Net assets, end of period (in millions)	$12.9	$15.6	$14.8	$14.8		$16.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% and 0.02% for the years ended December 31, 2018 and 2017, respectively (see Note 5 of the Notes to Financial Statements).
(f)	Ratio of net investment income (loss) to average net assets was less than 0.01%.
(g)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Invesco Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit

BHFTI-14

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to net investment loss. These adjustments have no impact on net assets or the results of operations.

BHFTI-15

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $39,411,959. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $32,580,901. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

BHFTI-16

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$220,862,005	$0	$491,508,447

The Portfolio engaged in security transactions with other accounts managed by Invesco Advisers, Inc., the subadviser to the Portfolio, that amounted to $10,379,263 in purchases of investments and $52,175,332 in sales of investments, which are included above, and resulted in realized gains of $19,789,786.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$9,779,784	0.880%	First $500 million
	0.830%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to manging the Portfolio. Invesco Advisers, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-17

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $	500 million

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 amounted to $250,000 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $155,389 was waived in the aggregate for the year ended December 31, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2018 the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Invesco Capital Markets, Inc.	$19,913

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-18

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$890,542,844
Gross unrealized appreciation	239,566,744
Gross unrealized depreciation	(80,626,243)

Net unrealized appreciation (depreciation)	$158,940,501

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$5,076,566	$—	$136,207,045	$123,365,731	$141,283,611	$123,365,731

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$—	$170,441,154	$158,940,501	$—	$329,381,655

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-19

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Invesco Small Cap Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Invesco Small Cap Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Invesco Small Cap Growth Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-23

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-24

Brighthouse Funds Trust I

Invesco Small Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Invesco Small Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Invesco Advisers, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board also considered that the Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one-, three- and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, equal to the Expense Universe median and slightly below the Sub-advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above the Expense Group median, and below the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A and B shares of the JPMorgan Core Bond Portfolio returned 0.28% and 0.02%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 0.01%.

MARKET ENVIRONMENT / CONDITIONS

Markets gyrated wildly as volatility returned in the first quarter of 2018. Despite the generally positive economic backdrop, fears of runaway inflation, rising interest rates and continued political unrest in Washington led to a sharp selloff in global equities. As the quarter progressed, growing fears of a trade war came into focus as rhetoric from the U.S. and its decision to impose tariffs caused China to retaliate, announcing it will impose tariffs on 106 different U.S. products.

After more than a year of synchronized global growth, the second quarter reinforced the message of widening divergences in economic activity, with a rotation of growth toward the U.S. and away from the Eurozone. After a typical seasonally slower first quarter, U.S. growth rebounded in the second quarter while Europe and Japan struggled to regain momentum. Geopolitical headline risks and trade tensions, in particular, intensified during the quarter.

Risk assets marched higher in the third quarter as global growth stabilized and the trade narrative evolved. The fundamental landscape appeared calmer than it had in recent months, with the trade war rhetoric showing some signs of dampening, as the U.S. reached trade agreements with the European Union, Mexico, and Canada. However, trade tensions with China intensified as the Trump administration imposed 25% tariffs on $50 billion and 10% on $200 billion of Chinese imports.

The fourth quarter was the most tumultuous of 2018 as uncertainty roiled markets, culminating in a sharp sell-off and high volatility. Concerns about further escalations in the U.S.-China trade dispute, a poorer earnings growth outlook, the threat of a global economic slowdown and a plunge in energy prices weighed on sentiment. Equities plummeted and credit spreads widened as longer-term Treasury yields rallied after rising most of the year.

The Federal Reserve raised rates by 25 basis points (“bps”) at each of its March, June, September, and December Federal Open Market Committee meetings, which were widely anticipated by the market.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

Over the year, the Treasury yields rose across the curve and flattened as short-end yields moved higher than yields on the long-end. The 2-year yield rose by 61 bps to 2.49%, the 10-year yield increased by 28 bps to 2.69%, and the 30-year yield increased by 28 bps to 3.02%. The spread between the 2- and 10- year Treasuries declined by 32 bps to finish the period at 20 bps. The Portfolio’s shorter-duration posture was a positive as rates rose across the curve. This was partially offset by the Portfolio’s yield curve positioning. The Portfolio’s yield curve positioning was a slight negative to performance as our overweight the belly of the curve (intermediate-term maturities), specifically the 10-year key rate duration (“KRD”), hampered performance. However, the Portfolio’s underweight to the long-end of the curve (30-year KRD) was beneficial, stemming some of the losses felt in the belly of the curve as the 30-year bellwether was the worst performing bellwether.

Investment-grade corporate credit was the worst-performing sector during the year. The OAS (Option-Adjusted Spread) of the Bloomberg Barclays Corporate Bond Index ended the period at 153 bps, which was 60 bps wider than the start of the year. The move resulted in Corporates underperforming duration-neutral Treasuries by 315 bps. The worst sub-sector within Corporates was Utilities, followed by Industrials and Financials. The sub-sectors produced excess returns of -394 bps, -335 bps, and -262 bps, respectively. The non-corporate credit sectors trailed duration-like Treasuries by only 101 bps. The Portfolio’s security selection and sector allocation within credit was positive, as the Portfolio ended the period underweight to investment-grade credit and favored Financials.

The Portfolio’s security selection was positive within Securitized credit. Specifically, Asset-Backed Securities (“ABS”), Commercial Mortgage-Backed Securities (“CMBS”) and Mortgage-Backed Securities contributed to returns. According to the Bloomberg Barclays U.S. Aggregate Bond Index, the sectors returned 0.13%, -0.39%, and -0.59%, respectively.

As the fixed income market experienced spread-widening and volatility, Treasuries performed well relative to spread products during the period. As a result, the Portfolio’s underweight exposure to the risk-free asset was negative for returns. In addition, the Portfolio’s overweight to BBB-rated securities relative to the benchmark was a detractor, as higher-quality names outperformed lower quality names.

The Portfolio finished the period with a duration slightly shorter than the benchmark, overweight in the belly of the curve, and underweight the long end of the curve. Within the Structured markets, the Portfolio seeks to add securities with stable cash flows and attractive convexity profiles. We found value in longer-duration Agency CMBS as well as in shorter-duration Consumer credit ABS.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Managed by J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

The Portfolio continued to opportunistically migrate up-in-quality within Corporates in order be ready for future volatility.

Barb Miller

Richard Figuly

Portfolio Managers

J.P. Morgan Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year	Since Inception[2]
JPMorgan Core Bond Portfolio
Class A	0.28	2.46	—	1.63
Class B	0.02	2.21	3.63	—
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.52	3.48	—

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception dates of the Class A and Class B shares are 2/28/2013 and 4/28/2008, respectively. Class C shares were converted to Class B shares effective 1/7/2013.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class B shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	55.0
Corporate Bonds & Notes	25.9
Asset-Backed Securities	13.2
Mortgage-Backed Securities	3.9
Foreign Government	0.9

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Core Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.43%	$1,000.00	$1,017.30	$2.19
	Hypothetical*	0.43%	$1,000.00	$1,023.04	$2.19

Class B (a)	Actual	0.68%	$1,000.00	$1,016.30	$3.46
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—55.0% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—30.6%
Fannie Mae 10 Yr. Pool 4.500%, 07/01/21	161,402	$164,295
Fannie Mae 20 Yr. Pool 4.000%, 02/01/31	1,280,699	1,315,600
6.000%, 07/01/28	253,421	271,989
Fannie Mae 30 Yr. Pool 3.500%, 07/01/42	1,201,378	1,211,130
3.500%, 08/01/42	732,630	732,905
4.000%, 06/01/47	1,844,008	1,892,139
4.500%, 02/01/40	440,362	461,468
5.000%, 09/01/35	986,194	1,046,964
6.000%, 12/01/39	308,027	336,038
Fannie Mae ARM Pool 2.787%, 1M LIBOR + 0.480%, 09/01/24 (a)	3,664,957	3,649,531
Fannie Mae Benchmark REMIC (CMO) 5.500%, 06/25/37	848,611	929,074
Fannie Mae Grantor Trust 2.898%, 06/25/27	3,935,072	3,756,381
Fannie Mae Interest Strip (CMO) 4.500%, 11/25/20 (b)	33,644	688
Fannie Mae Pool 2.330%, 11/01/22	17,810,000	17,537,070
2.360%, 05/01/23	8,709,947	8,578,230
2.420%, 05/01/23	5,428,876	5,359,784
2.450%, 11/01/22	3,000,000	2,967,177
2.450%, 09/01/28	5,006,488	4,720,578
2.480%, 10/01/28	9,036,855	8,498,026
2.520%, 05/01/23	25,000,000	24,771,142
2.540%, 05/01/23	4,951,019	4,910,683
2.600%, 09/01/28	1,005,844	957,243
2.640%, 04/01/23	1,822,979	1,806,526
2.640%, 05/01/23	2,178,529	2,158,599
2.690%, 10/01/23	2,000,000	1,984,407
2.700%, 05/01/23	5,000,000	4,964,867
2.720%, 03/01/23	2,976,368	2,958,789
2.730%, 07/01/28	3,000,000	2,834,194
2.810%, 09/01/31	1,539,345	1,446,501
2.890%, 05/01/27	1,914,424	1,873,476
2.920%, 12/01/24	1,000,000	997,497
2.970%, 06/01/30	2,750,000	2,614,515
2.980%, 09/01/36	1,525,681	1,483,519
3.000%, 01/01/43	3,719,762	3,657,410
3.110%, 12/01/24	1,500,000	1,511,549
3.180%, 06/01/30	3,362,431	3,278,449
3.235%, 10/01/26	1,391,763	1,408,965
3.240%, 12/01/26	1,500,000	1,492,620
3.260%, 12/01/26	966,821	980,332
3.290%, 08/01/26	2,000,000	2,032,039
3.320%, 03/01/29	2,490,414	2,485,493
3.340%, 02/01/27	1,500,000	1,516,235
3.380%, 12/01/23	1,968,577	2,010,294
3.430%, 10/01/23	11,381,290	11,632,166
3.440%, 11/01/21	3,740,685	3,800,977
3.450%, 01/01/24	970,982	994,538
3.490%, 09/01/23	3,810,202	3,902,756
3.500%, 08/01/26	246,248	248,038

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool 3.500%, 02/01/33	3,927,337	$3,989,123
3.500%, 05/01/33	4,051,167	4,115,131
3.500%, 12/01/42	4,884,462	4,914,922
3.500%, 03/01/43	6,001,138	6,038,491
3.500%, 05/01/43	19,292,332	19,412,703
3.500%, 06/01/43	4,856,982	4,887,331
3.500%, 07/01/43	2,892,805	2,910,854
3.500%, 08/01/43	6,656,714	6,698,271
3.530%, 08/01/28	7,376,000	7,472,278
3.550%, 02/01/30	1,500,000	1,520,155
3.560%, 03/01/24	6,988,060	7,197,534
3.563%, 01/01/21	7,627,538	7,713,092
3.570%, 07/01/26	4,000,000	4,092,975
3.570%, 07/01/28	4,990,539	5,072,696
3.630%, 10/01/29	1,410,331	1,448,646
3.660%, 10/01/28	4,688,819	4,797,914
3.670%, 07/01/23	2,500,000	2,590,994
3.730%, 07/01/22	4,854,227	4,959,225
3.740%, 07/01/30	2,918,000	2,985,512
3.760%, 10/01/23	1,412,656	1,462,067
3.760%, 11/01/23	1,083,649	1,122,519
3.770%, 12/01/20	2,159,470	2,195,657
3.800%, 07/01/30	4,013,000	4,113,475
3.817%, 05/01/22	7,566,503	7,739,663
3.970%, 07/01/21	4,462,560	4,573,144
3.970%, 08/01/33	5,236,082	5,406,747
3.990%, 02/01/28	1,694,012	1,775,057
4.000%, 10/01/32	1,437,872	1,482,316
4.000%, 12/01/40	399,229	409,393
4.000%, 07/01/42	2,319,580	2,379,874
4.330%, 04/01/20	3,610,505	3,669,977
Fannie Mae REMICS (CMO) Zero Coupon, 09/25/43 (c)	1,773,701	1,398,833
Zero Coupon, 10/25/43 (c)	902,119	699,673
Zero Coupon, 12/25/43 (c)	1,983,699	1,594,173
2.509%, 03/25/27 (a)	182,508	182,504
3.006%, 1M LIBOR + 0.500%, 05/25/35 (a)	1,422,587	1,424,061
3.006%, 1M LIBOR + 0.500%, 10/25/42 (a)	832,990	838,186
3.106%, 1M LIBOR + 0.600%, 10/25/43 (a)	2,096,151	2,123,718
3.106%, 1M LIBOR + 0.600%, 12/25/43 (a)	2,366,030	2,382,439
3.406%, 1M LIBOR + 0.900%, 03/25/38 (a)	264,510	270,977
3.500%, 02/25/43	4,969,296	5,053,739
3.506%, 1M LIBOR + 1.000%, 08/25/32 (a)	680,154	699,881
4.024%, -1 x 1M LIBOR + 6.530%, 01/25/41 (a) (b)	4,175,615	769,317
5.000%, 03/25/40	5,679,713	6,056,632
5.500%, 12/25/35	1,150,202	1,271,876
6.000%, 01/25/36	1,024,810	1,175,090
6.500%, 07/18/28	138,402	150,728
Fannie Mae-ACES (CMO) 2.207%, 01/25/22	10,000,000	9,846,044
2.485%, 12/25/26 (a)	4,800,000	4,533,372
2.488%, 05/25/26	1,600,000	1,520,749
2.723%, 10/25/24	2,000,000	1,964,445
3.043%, 03/25/28 (a)	2,098,000	2,040,701
3.061%, 05/25/27 (a)	3,090,000	3,026,611

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae-ACES (CMO)
3.081%, 06/25/27 (a)	3,216,000	$3,163,726
3.090%, 02/25/30 (a)	1,504,000	1,443,879
3.103%, 07/25/24 (a)	1,394,000	1,403,425
3.178%, 04/25/29 (a)	2,736,000	2,690,667
3.346%, 03/25/24 (a)	2,500,000	2,549,530
3.385%, 07/25/28 (a)	3,757,000	3,753,665
3.460%, 01/25/24 (a)	2,500,000	2,559,952
3.640%, 08/25/30 (a)	4,500,000	4,532,686
Freddie Mac 20 Yr. Gold Pool 3.500%, 03/01/32	1,142,445	1,163,533
Freddie Mac 30 Yr. Gold Pool 4.000%, 08/01/42	3,532,797	3,631,386
4.000%, 05/01/43	462,939	472,039
4.000%, 06/01/43	412,271	420,998
4.000%, 08/01/43	5,777,867	5,948,604
5.000%, 08/01/39	786,046	832,510
Freddie Mac ARM Non-Gold Pool 4.455%, 12M LIBOR + 1.843%, 07/01/40 (a)	1,321,158	1,380,277
Freddie Mac Gold Pool 3.500%, 12/01/32	3,593,822	3,645,842
3.500%, 01/01/33	5,599,378	5,680,307
3.500%, 02/01/33	7,956,097	8,071,275
3.500%, 03/01/33	5,368,040	5,445,549
3.500%, 04/01/33	6,998,165	7,099,170
3.500%, 05/01/33	2,906,260	2,948,052
3.500%, 06/01/43	3,149,637	3,167,939
4.000%, 09/01/32	1,015,344	1,057,922
4.000%, 11/01/32	3,128,710	3,240,532
4.000%, 12/01/32	1,449,226	1,500,697
4.000%, 01/01/33	751,438	778,305
4.000%, 02/01/33	573,433	593,931
4.000%, 01/01/46	2,655,431	2,724,750
5.000%, 02/01/34	361,753	376,670
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 2.522%, 01/25/23	2,085,000	2,054,485
2.615%, 01/25/23	7,275,000	7,167,746
2.838%, 09/25/22	1,849,000	1,848,613
3.117%, 06/25/27	2,487,000	2,459,553
3.214%, 04/25/28 (a)	1,790,000	1,790,288
3.243%, 04/25/27	1,996,000	1,992,692
3.303%, 11/25/27 (a)	1,755,000	1,752,425
3.326%, 05/25/27	1,072,000	1,072,024
3.389%, 03/25/24	5,714,000	5,810,920
3.490%, 01/25/24	4,000,000	4,090,280
3.850%, 05/25/28 (a)	7,385,000	7,640,014
3.900%, 08/25/28 (a)	3,170,000	3,305,355
Freddie Mac REMICS (CMO) 2.905%, 1M LIBOR + 0.450%, 08/15/42 (a)	4,558,481	4,615,422
3.000%, 02/15/26	1,481,139	1,489,331
3.135%, 1M LIBOR + 0.680%, 11/15/37 (a)	785,673	796,154
3.155%, 1M LIBOR + 0.700%, 03/15/24 (a)	335,843	338,500
3.500%, 08/15/39	2,112,988	2,147,774
3.500%, 06/15/48	4,599,969	4,656,585
3.805%, 1M LIBOR + 1.350%, 03/15/38 (a)	600,000	639,038

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO)
3.915%, -1 x 1M LIBOR + 6.370%, 10/15/37 (a) (b)	3,505,046	$477,807
3.945%, -1 x 1M LIBOR + 6.400%, 11/15/36 (a) (b)	2,094,826	138,298
5.000%, 08/15/35	1,650,000	1,786,463
5.750%, 06/15/35	5,715,029	6,312,383
6.000%, 07/15/35	4,290,855	4,614,269
6.000%, 03/15/36	3,217,353	3,660,803
6.500%, 05/15/28	319,942	347,437
6.500%, 03/15/37	692,260	764,249
Freddie Mac Strips (CMO) Zero Coupon, 09/15/43 (c)	959,143	772,115
3.000%, 01/15/43	4,974,433	4,955,815
3.000%, 01/15/44	6,786,941	6,733,488
FREMF Mortgage Trust (CMO) 3.576%, 11/25/49 (144A) (a)	1,700,000	1,630,593
3.675%, 11/25/49 (144A) (a)	2,000,000	1,970,671
3.683%, 01/25/48 (144A) (a)	2,430,000	2,368,383
3.836%, 07/25/49 (144A) (a)	1,635,000	1,660,409
4.072%, 11/25/47 (144A) (a)	1,577,000	1,539,342
Ginnie Mae II ARM Pool 3.625%, 1Y CMT + 1.500%, 04/20/41 (a)	406,635	419,656
Ginnie Mae II Pool 4.340%, 06/20/63 (a)	7,079,064	7,187,700
4.415%, 05/20/63 (a)	10,890,039	11,058,572
4.446%, 05/20/63 (a)	7,498,096	7,601,296
4.452%, 04/20/63 (a)	3,588,085	3,649,336
Government National Mortgage Association (CMO) 1.650%, 02/20/63	10,012,058	9,867,787
1.650%, 04/20/63	6,502,971	6,377,713
2.614%, 1M LIBOR + 0.300%, 08/20/60 (a)	19,230	19,214
2.614%, 1M LIBOR + 0.300%, 11/20/62 (a)	66,417	66,357
2.654%, 1M LIBOR + 0.340%, 12/20/62 (a)	1,873,367	1,870,379
2.714%, 1M LIBOR + 0.400%, 02/20/62 (a)	687,414	686,469
2.724%, 1M LIBOR + 0.410%, 03/20/63 (a)	653,511	653,680
2.734%, 1M LIBOR + 0.420%, 02/20/63 (a)	1,332,974	1,334,085
2.764%, 1M LIBOR + 0.450%, 02/20/63 (a)	6,046,067	6,053,609
2.784%, 1M LIBOR + 0.470%, 03/20/63 (a)	2,925,225	2,930,205
2.784%, 1M LIBOR + 0.470%, 07/20/64 (a)	3,579,912	3,586,283
2.784%, 1M LIBOR + 0.470%, 09/20/64 (a)	1,546,520	1,550,559
2.794%, 1M LIBOR + 0.480%, 04/20/63 (a)	7,228,237	7,242,201
2.814%, 1M LIBOR + 0.500%, 01/20/63 (a)	237,964	238,176
2.814%, 1M LIBOR + 0.500%, 04/20/63 (a)	5,077,924	5,096,538
2.814%, 1M LIBOR + 0.500%, 06/20/64 (a)	4,632,623	4,651,815
2.814%, 1M LIBOR + 0.500%, 07/20/64 (a)	2,122,365	2,131,014
2.864%, 1M LIBOR + 0.550%, 04/20/62 (a)	208,620	208,727
2.914%, 1M LIBOR + 0.600%, 04/20/64 (a)	11,178,169	11,255,084
2.914%, 1M LIBOR + 0.600%, 05/20/64 (a)	8,262,088	8,328,186
2.964%, 1M LIBOR + 0.650%, 07/20/63 (a)	4,900,003	4,924,529
2.964%, 1M LIBOR + 0.650%, 01/20/64 (a)	1,225,710	1,233,833
2.964%, 1M LIBOR + 0.650%, 02/20/64 (a)	4,372,553	4,401,502
2.964%, 1M LIBOR + 0.650%, 03/20/64 (a)	1,412,335	1,420,879
2.970%, 1M LIBOR + 0.500%, 09/20/37 (a)	213,706	214,682
3.004%, 1M LIBOR + 0.690%, 02/20/64 (a)	1,677,344	1,696,415
3.014%, 1M LIBOR + 0.700%, 09/20/63 (a)	3,598,870	3,625,002
3.064%, 1M LIBOR + 0.750%, 09/20/63 (a)	3,723,569	3,754,827
3.314%, 1M LIBOR + 1.000%, 12/20/66 (a)	1,508,994	1,542,165

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO)
4.491%, 04/20/43 (a)	1,759,439	$1,814,192
4.500%, 01/16/25	1,068,733	1,123,162
4.749%, 11/20/42 (a)	7,208,467	7,636,118
5.000%, 12/20/33	1,260,684	1,358,514
5.000%, 09/20/38	1,348,984	1,358,062
5.000%, 06/16/39	420,081	444,810
5.000%, 07/20/39	2,426,508	2,624,671
5.000%, 10/20/39	2,589,091	2,852,760
5.188%, 06/20/40 (a)	3,022,993	3,237,105
5.500%, 07/16/33 (b)	922,377	173,144

		675,492,926

Federal Agencies—1.8%
Residual Funding Corp. Principal Strip Zero Coupon, 07/15/20	33,119,000	31,805,961
Tennessee Valley Authority 5.880%, 04/01/36	1,600,000	2,085,227
6.235%, 07/15/45	4,250,000	4,443,196
Tennessee Valley Authority Generic Strip Zero Coupon, 03/15/32	1,000,000	629,925
Tennessee Valley Authority Principal Strip Zero Coupon, 11/01/25 (d)	1,000,000	814,290
Zero Coupon, 06/15/35	750,000	412,832

		40,191,431

U.S. Treasury—22.6%
U.S. Treasury Bonds 2.500%, 02/15/45	12,350,000	11,213,200
2.750%, 08/15/42	3,300,000	3,164,574
2.750%, 11/15/42	1,250,000	1,197,301
2.875%, 05/15/43	25,065,000	24,512,581
2.875%, 08/15/45	7,700,000	7,513,371
3.000%, 02/15/48 (e)	470,000	468,302
3.125%, 11/15/41	3,480,000	3,569,061
3.125%, 02/15/43	10,500,000	10,729,212
3.125%, 05/15/48	2,763,000	2,820,308
3.500%, 02/15/39	450,000	492,876
3.625%, 08/15/43	6,400,000	7,096,452
3.625%, 02/15/44	19,325,000	21,444,125
3.750%, 11/15/43	23,581,000	26,678,492
3.875%, 08/15/40	4,230,000	4,864,740
4.250%, 05/15/39 (e)	200,000	241,598
4.250%, 11/15/40 (e)	2,383,000	2,884,057
4.375%, 11/15/39	25,650,000	31,491,343
4.375%, 05/15/40	4,200,000	5,163,319
4.375%, 05/15/41	1,200,000	1,479,216
4.500%, 05/15/38 (e)	1,000,000	1,246,214
4.500%, 08/15/39	6,000,000	7,487,218
5.250%, 02/15/29	3,500,000	4,280,632
5.500%, 08/15/28	15,000,000	18,542,766
6.000%, 02/15/26	2,525,000	3,081,993
U.S. Treasury Coupon Strips Zero Coupon, 02/15/22	3,975,000	3,674,223
Zero Coupon, 05/15/22	14,560,000	13,370,432

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Coupon Strips
Zero Coupon, 08/15/22 (e)	6,000,000	$5,476,014
Zero Coupon, 11/15/22 (e)	6,250,000	5,666,499
Zero Coupon, 02/15/23	18,035,000	16,246,255
Zero Coupon, 05/15/23	52,445,000	46,926,480
Zero Coupon, 08/15/23	2,220,000	1,974,259
Zero Coupon, 11/15/23 (e)	2,300,000	2,030,845
Zero Coupon, 02/15/24	4,900,000	4,296,429
Zero Coupon, 08/15/24 (e)	2,500,000	2,162,437
Zero Coupon, 11/15/24	1,500,000	1,289,099
Zero Coupon, 02/15/25	2,000,000	1,705,690
Zero Coupon, 05/15/25	5,500,000	4,652,882
Zero Coupon, 08/15/25	648,000	544,687
Zero Coupon, 11/15/26	366,129	296,337
Zero Coupon, 08/15/27	400,000	316,066
Zero Coupon, 11/15/27	570,000	447,094
Zero Coupon, 05/15/28	15,030,000	11,587,355
Zero Coupon, 08/15/28	250,000	191,228
Zero Coupon, 05/15/29	1,800,000	1,342,823
Zero Coupon, 11/15/29	1,000,000	734,743
Zero Coupon, 02/15/30	8,300,000	6,050,317
Zero Coupon, 05/15/30	700,000	507,476
Zero Coupon, 08/15/30	3,925,000	2,817,246
Zero Coupon, 11/15/30	5,425,000	3,866,363
Zero Coupon, 02/15/31	1,775,000	1,258,226
Zero Coupon, 05/15/31	10,500,000	7,369,214
Zero Coupon, 08/15/31	7,800,000	5,432,153
Zero Coupon, 11/15/31	3,000,000	2,073,135
Zero Coupon, 02/15/32 (e)	12,900,000	8,842,431
Zero Coupon, 05/15/32	12,800,000	8,713,293
Zero Coupon, 08/15/32	6,900,000	4,663,169
Zero Coupon, 08/15/33	400,000	261,979
Zero Coupon, 11/15/33 (e)	13,000,000	8,448,833
Zero Coupon, 02/15/34 (e)	4,400,000	2,835,738
Zero Coupon, 05/15/34	19,000,000	12,155,434
Zero Coupon, 08/15/34	5,000,000	3,176,639
Zero Coupon, 05/15/35	4,000,000	2,483,174
U.S. Treasury Inflation Indexed Bond 1.750%, 01/15/28 (f)	603,520	640,943
U.S. Treasury Inflation Indexed Note 0.125%, 01/15/22 (f)	1,675,860	1,626,762
U.S. Treasury Notes 1.375%, 06/30/23	2,500,000	2,380,258
1.625%, 02/15/26	782,300	732,702
1.750%, 02/28/22	100,000	97,818
1.750%, 05/15/23	2,554,000	2,474,807
2.000%, 06/30/24	2,308,000	2,244,373
2.000%, 02/15/25	8,000,000	7,739,626
2.000%, 08/15/25	11,000,000	10,608,352
2.000%, 11/15/26	910,000	869,282
2.125%, 02/29/24	663,000	650,254
2.125%, 05/15/25	22,000,000	21,413,975
2.250%, 11/15/25	16,130,000	15,781,091
2.750%, 02/15/24	2,300,000	2,324,499
2.875%, 04/30/25	450,000	457,907
2.875%, 05/31/25 (e)	4,920,000	5,006,036

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
2.875%, 05/15/28	7,681,100	$7,804,628
U.S. Treasury Principal Strip Zero Coupon, 11/15/41	13,900,000	7,002,440

		497,405,401

Total U.S. Treasury & Government Agencies (Cost $1,218,085,663)		1,213,089,758

Corporate Bonds & Notes—25.9%

Aerospace/Defense—0.3%
Airbus Finance B.V. 2.700%, 04/17/23 (144A)	249,000	242,395
Airbus SE 3.150%, 04/10/27 (144A)	409,000	393,520
3.950%, 04/10/47 (144A)	150,000	142,653
BAE Systems plc 4.750%, 10/11/21 (144A)	1,000,000	1,032,432
Carlyle Global Market Strategies CLO, Ltd. 1.000%, 07/15/19 (d) (g) (h)	66,813	66,563
Harris Corp. 3.832%, 04/27/25	600,000	588,791
Lockheed Martin Corp. 3.100%, 01/15/23	193,000	191,282
4.500%, 05/15/36	450,000	464,809
Northrop Grumman Corp. 3.200%, 02/01/27	179,000	167,939
3.850%, 04/15/45	182,000	160,907
Northrop Grumman Systems Corp. 7.750%, 02/15/31	350,000	461,133
Rockwell Collins, Inc. 3.200%, 03/15/24	251,000	241,698
4.350%, 04/15/47	133,000	122,522
United Technologies Corp. 3.950%, 08/16/25	215,000	213,431
4.450%, 11/16/38	240,000	233,070
7.500%, 09/15/29	1,568,000	1,973,289

		6,696,434

Agriculture—0.0%
BAT Capital Corp. 4.390%, 08/15/37	68,000	55,715
Cargill, Inc. 3.250%, 03/01/23 (144A)	165,000	164,739
Reynolds American, Inc. 7.000%, 08/04/41	570,000	613,016

		833,470

Airlines—0.5%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A) (i)	512,000	488,773
3.550%, 01/15/30 (144A)	726,000	693,879
4.125%, 05/15/25 (144A)	904,696	896,463

Security Description	Principal Amount*	Value

Airlines—(Continued)
American Airlines Pass-Through Trust 3.000%, 10/15/28	1,670,977	$1,578,681
3.650%, 06/15/28	141,222	134,104
3.650%, 02/15/29	410,145	403,675
3.700%, 10/01/26	194,437	188,254
4.950%, 01/15/23 (d)	860,321	873,269
British Airways Pass-Through Trust 3.800%, 09/20/31 (144A) (i)	660,384	647,453
4.125%, 09/20/31 (144A) (i)	881,563	868,956
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	150,438	148,557
Spirit Airlines Pass-Through Trust 3.375%, 02/15/30	300,247	287,329
United Airlines Pass-Through Trust 3.450%, 07/07/28	439,518	424,089
3.500%, 03/01/30	1,298,000	1,274,648
3.650%, 01/07/26	235,465	230,145
3.700%, 03/01/30	665,000	648,827
4.000%, 04/11/26	482,528	480,800
4.300%, 08/15/25	669,274	683,359
4.600%, 03/01/26	340,000	340,106

		11,291,367

Auto Manufacturers—0.6%
American Honda Finance Corp. 2.300%, 09/09/26	236,000	215,163
2.900%, 02/16/24	450,000	435,650
BMW U.S. Capital LLC 2.250%, 09/15/23 (144A)	540,000	503,838
Daimler Finance North America LLC 2.300%, 01/06/20 (144A)	1,600,000	1,582,440
2.875%, 03/10/21 (144A)	500,000	493,879
Ford Motor Co. 7.450%, 07/16/31	341,000	351,803
Ford Motor Credit Co. LLC 2.021%, 05/03/19	678,000	675,262
3.336%, 03/18/21	950,000	921,765
3.339%, 03/28/22	1,000,000	943,869
3.810%, 01/09/24	655,000	604,435
3.815%, 11/02/27 (e)	500,000	422,093
General Motors Co.
6.600%, 04/01/36	863,000	840,843
General Motors Financial Co., Inc. 3.450%, 04/10/22	332,000	321,048
3.500%, 11/07/24	695,000	632,443
3.700%, 05/09/23	683,000	649,786
3.950%, 04/13/24	1,200,000	1,139,572
4.300%, 07/13/25	1,360,000	1,288,949
4.350%, 04/09/25	690,000	653,805

		12,676,643

Banks—6.9%
ABN AMRO Bank NV 4.750%, 07/28/25 (144A)	500,000	497,471

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
AIB Group plc 4.750%, 10/12/23 (144A)	1,340,000	$1,326,655
ANZ New Zealand International, Ltd. 2.600%, 09/23/19 (144A)	1,800,000	1,794,121
2.850%, 08/06/20 (144A)	250,000	247,967
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	200,000	193,448
Banco Santander S.A. 4.379%, 04/12/28	600,000	560,562
Bank of America Corp. 2.503%, 10/21/22	120,000	115,533
2.625%, 10/19/20	485,000	479,826
2.650%, 04/01/19	660,000	659,310
2.881%, 3M LIBOR + 1.021%, 04/24/23 (a) (e)	210,000	204,235
3.004%, 3M LIBOR + 0.790%, 12/20/23 (a)	2,141,000	2,078,604
3.124%, 3M LIBOR + 1.160%, 01/20/23 (a)	2,043,000	2,008,530
3.300%, 01/11/23	3,075,000	3,028,272
3.366%, 3M LIBOR + 0.810%, 01/23/26 (a)	600,000	573,898
3.499%, 3M LIBOR + 0.630%, 05/17/22 (a)	312,000	312,035
3.550%, 3M LIBOR + 0.780%, 03/05/24 (a)	2,077,000	2,051,763
3.705%, 3M LIBOR + 1.512%, 04/24/28 (a)	2,500,000	2,399,494
3.970%, 3M LIBOR + 1.070%, 03/05/29 (a)	1,400,000	1,361,662
4.000%, 01/22/25	1,071,000	1,043,744
4.250%, 10/22/26	520,000	506,011
Bank of Montreal 2.350%, 09/11/22	500,000	482,974
Bank of New York Mellon Corp. (The) 2.200%, 05/15/19	354,000	353,182
3.250%, 09/11/24	1,200,000	1,184,370
4.150%, 02/01/21	670,000	683,798
5.450%, 05/15/19	278,000	280,551
Bank of Nova Scotia (The) 1.875%, 09/20/21 (144A)	300,000	291,909
2.800%, 07/21/21	500,000	495,656
Bank of Tokyo-Mitsubishi UFJ, Ltd. (The) 4.100%, 09/09/23 (144A)	1,114,000	1,133,197
Barclays plc 3.650%, 03/16/25	254,000	234,122
3.684%, 01/10/23	386,000	370,870
4.375%, 01/12/26	2,499,000	2,373,880
4.836%, 05/09/28	275,000	252,189
5.200%, 05/12/26	250,000	239,645
BB&T Corp. 2.450%, 01/15/20	833,000	827,095
6.850%, 04/30/19	525,000	531,453
BNP Paribas S.A. 3.500%, 03/01/23 (144A)	400,000	387,783
BNZ International Funding, Ltd. 2.650%, 11/03/22 (144A)	842,000	811,863
2.900%, 02/21/22 (144A)	300,000	294,120
BPCE S.A. 3.375%, 12/02/26	700,000	656,890
4.625%, 07/11/24 (144A)	400,000	393,302
Canadian Imperial Bank of Commerce 1.600%, 09/06/19	850,000	842,345
2.100%, 10/05/20	200,000	196,228

Security Description	Principal Amount*	Value

Banks—(Continued)
Capital One Financial Corp. 2.450%, 04/24/19	176,000	$175,717
3.200%, 02/05/25	236,000	220,410
3.750%, 04/24/24	671,000	654,385
3.750%, 07/28/26	860,000	788,107
4.200%, 10/29/25	200,000	193,254
Capital One N.A. 2.400%, 09/05/19	300,000	298,183
Citigroup, Inc. 2.350%, 08/02/21	192,000	186,513
2.400%, 02/18/20	450,000	445,860
2.750%, 04/25/22	1,900,000	1,842,150
2.900%, 12/08/21	600,000	590,269
3.142%, 3M LIBOR + 0.722%, 01/24/23 (a)	667,000	655,133
3.200%, 10/21/26	485,000	447,897
3.400%, 05/01/26	825,000	776,398
3.668%, 3M LIBOR + 1.390%, 07/24/28 (a)	700,000	661,648
3.700%, 01/12/26	250,000	240,481
3.875%, 03/26/25	1,300,000	1,257,282
3.878%, 3M LIBOR + 1.168%, 01/24/39 (a)	150,000	134,824
4.300%, 11/20/26	750,000	721,588
4.400%, 06/10/25	566,000	554,153
4.450%, 09/29/27	117,000	112,816
4.750%, 05/18/46	800,000	738,722
5.500%, 09/13/25	692,000	726,495
Citizens Bank N.A. 3.700%, 03/29/23	785,000	788,842
Citizens Financial Group, Inc. 2.375%, 07/28/21	110,000	107,147
4.300%, 12/03/25	193,000	190,559
Commonwealth Bank of Australia 2.000%, 09/06/21 (144A) (e)	500,000	481,582
2.850%, 05/18/26 (144A) (e)	720,000	670,709
3.450%, 03/16/23 (144A)	720,000	719,295
4.500%, 12/09/25 (144A)	352,000	344,994
Cooperative Rabobank UA 3.875%, 09/26/23 (144A)	675,000	677,292
4.375%, 08/04/25	941,000	924,621
4.625%, 12/01/23	872,000	884,089
Credit Agricole S.A. 3.750%, 04/24/23 (144A)	250,000	244,621
4.125%, 01/10/27 (144A)	677,000	653,174
4.375%, 03/17/25 (144A)	295,000	285,593
Credit Suisse AG 2.300%, 05/28/19	250,000	249,261
3.625%, 09/09/24	250,000	245,279
5.300%, 08/13/19	300,000	303,782
Credit Suisse Group AG 3.574%, 01/09/23 (144A)	250,000	243,869
4.282%, 01/09/28 (144A) (e)	1,433,000	1,383,220
Credit Suisse Group Funding Guernsey, Ltd. 3.750%, 03/26/25	970,000	927,957
Danske Bank A/S 2.000%, 09/08/21 (144A)	366,000	346,314
2.700%, 03/02/22 (144A)	372,000	356,414

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Deutsche Bank AG 3.700%, 05/30/24	667,000	$605,846
4.250%, 10/14/21	900,000	879,939
4.296%, 5Y USD Swap + 2.248%, 05/24/28 (a)	400,000	338,301
Discover Bank 4.200%, 08/08/23	400,000	400,067
4.250%, 03/13/26	1,229,000	1,200,306
Fifth Third Bancorp 3.950%, 03/14/28	400,000	397,409
8.250%, 03/01/38	500,000	664,278
Fifth Third Bank 2.375%, 04/25/19	650,000	648,660
Goldman Sachs Group, Inc. (The) 2.350%, 11/15/21	1,473,000	1,420,218
2.876%, 3M LIBOR + 0.821%, 10/31/22 (a)	2,050,000	1,990,888
3.000%, 04/26/22	1,000,000	968,398
3.272%, 3M LIBOR + 1.201%, 09/29/25 (a)	1,209,000	1,133,196
3.500%, 01/23/25	392,000	371,737
3.500%, 11/16/26 (e)	1,300,000	1,201,380
3.691%, 3M LIBOR + 1.510%, 06/05/28 (a)	1,674,000	1,556,631
3.750%, 05/22/25	1,859,000	1,779,418
3.850%, 01/26/27	2,090,000	1,967,001
4.223%, 3M LIBOR + 1.301%, 05/01/29 (a)	2,000,000	1,925,921
5.375%, 03/15/20	3,126,000	3,195,495
HSBC Bank plc 4.750%, 01/19/21 (144A)	1,600,000	1,641,191
HSBC Holdings plc 2.650%, 01/05/22	2,940,000	2,852,055
3.033%, 3M LIBOR + 0.923%, 11/22/23 (a) (e)	473,000	457,798
3.900%, 05/25/26	200,000	191,736
4.250%, 03/14/24	500,000	496,171
4.250%, 08/18/25	300,000	291,307
4.375%, 11/23/26	1,006,000	974,430
Huntington Bancshares, Inc. 2.300%, 01/14/22	813,000	784,925
Industrial & Commercial Bank of China, Ltd. 2.452%, 10/20/21	750,000	728,314
ING Bank NV 1.650%, 08/15/19 (144A)	300,000	297,158
ING Groep NV 3.950%, 03/29/27	217,000	208,334
4.100%, 10/02/23	1,770,000	1,768,811
Intesa Sanpaolo S.p.A. 3.875%, 07/14/27 (144A)	562,000	483,686
KeyCorp 4.150%, 10/29/25	275,000	279,461
5.100%, 03/24/21 (e)	896,000	929,255
Lloyds Banking Group plc 2.907%, 3M LIBOR + 0.810%, 11/07/23 (a)	300,000	283,667
4.375%, 03/22/28	633,000	600,870
4.450%, 05/08/25	540,000	536,431
4.582%, 12/10/25	400,000	378,854
Macquarie Bank, Ltd. 2.600%, 06/24/19 (144A)	979,000	976,075
2.850%, 07/29/20 (144A) (e)	250,000	247,804
4.000%, 07/29/25 (144A)	250,000	248,789

Security Description	Principal Amount*	Value

Banks—(Continued)
Macquarie Group, Ltd. 3.763%, 3M LIBOR + 1.372%, 11/28/28 (144A) (a)	1,015,000	$930,755
5.033%, 3M LIBOR + 1.750%, 01/15/30 (144A) (a) (e)	1,400,000	1,380,437
6.000%, 01/14/20 (144A)	2,072,000	2,126,735
Mitsubishi UFJ Financial Group, Inc. 2.527%, 09/13/23	250,000	237,506
Mitsubishi UFJ Trust & Banking Corp. 2.450%, 10/16/19 (144A)	800,000	795,449
Mizuho Bank, Ltd. 3.600%, 09/25/24 (144A)	950,000	947,764
Morgan Stanley 2.750%, 05/19/22	250,000	243,208
3.125%, 01/23/23	500,000	488,086
3.591%, 3M LIBOR + 1.340%, 07/22/28 (a)	1,067,000	1,008,467
3.625%, 01/20/27	1,157,000	1,100,202
3.700%, 10/23/24	500,000	491,657
3.772%, 3M LIBOR + 1.140%, 01/24/29 (a)	278,000	266,141
3.875%, 04/29/24	700,000	696,605
5.000%, 11/24/25	1,269,000	1,294,544
5.500%, 01/26/20	1,430,000	1,462,323
5.500%, 07/28/21	807,000	845,078
5.625%, 09/23/19	3,030,000	3,074,890
5.750%, 01/25/21	2,500,000	2,609,856
MUFG Union Bank N.A. 2.250%, 05/06/19	400,000	398,722
National Australia Bank, Ltd. 2.400%, 12/09/19 (144A)	400,000	397,601
3.375%, 01/14/26	1,000,000	971,915
Nordea Bank AB 4.875%, 01/27/20 (144A)	900,000	915,499
Northern Trust Corp. 3.375%, 08/23/21	300,000	302,142
3.375%, 3M LIBOR + 1.131%, 05/08/32 (a)	251,000	233,688
PNC Financial Services Group, Inc. (The) 4.375%, 08/11/20	650,000	661,832
5.125%, 02/08/20	800,000	816,809
6.700%, 06/10/19	650,000	660,255
Regions Financial Corp. 3.200%, 02/08/21	268,000	266,277
Royal Bank of Canada 3.700%, 10/05/23	700,000	702,762
4.650%, 01/27/26	495,000	509,796
Royal Bank of Scotland Group plc 4.519%, 3M LIBOR + 1.550%, 06/25/24 (a)	205,000	201,140
4.892%, 3M LIBOR + 1.754%, 05/18/29 (a)	290,000	276,978
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	1,200,000	1,128,245
Societe Generale S.A. 4.250%, 09/14/23 (144A)	700,000	695,151
4.250%, 04/14/25 (144A)	500,000	478,776
Standard Chartered plc 4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (a)	1,200,000	1,187,948
4.866%, 3M LIBOR + 1.970%, 03/15/33 (144A) (a)	300,000	287,798
5.200%, 01/26/24 (144A)	1,000,000	1,016,189
State Street Corp. 3.100%, 05/15/23	407,000	399,905
3.700%, 11/20/23	1,608,000	1,624,129

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Sumitomo Mitsui Financial Group, Inc. 2.442%, 10/19/21	318,000	$310,053
2.778%, 10/18/22	411,000	398,842
2.784%, 07/12/22 (e)	800,000	779,488
2.846%, 01/11/22	900,000	883,424
3.010%, 10/19/26	212,000	198,967
3.102%, 01/17/23	482,000	472,789
Sumitomo Mitsui Trust Bank, Ltd. 2.050%, 10/18/19 (144A)	1,000,000	991,316
SunTrust Banks, Inc. 2.750%, 05/01/23	2,000,000	1,931,160
Toronto-Dominion Bank (The) 2.500%, 12/14/20	500,000	494,970
3.625%, 5Y USD Swap + 2.205%, 09/15/31 (a)	433,000	409,163
U.S. Bancorp 2.375%, 07/22/26	1,902,000	1,735,542
3.150%, 04/27/27 (e)	169,000	161,989
UBS AG 2.450%, 12/01/20 (144A)	200,000	196,263
UBS Group Funding Switzerland AG 2.859%, 3M LIBOR + 0.954%, 08/15/23 (144A) (a)	276,000	265,439
3.491%, 05/23/23 (144A)	762,000	743,081
4.125%, 09/24/25 (144A)	300,000	298,081
Wells Fargo & Co. 2.500%, 03/04/21	179,000	176,120
3.069%, 01/24/23	3,470,000	3,379,611
3.300%, 09/09/24 (e)	770,000	744,795
3.500%, 03/08/22 (e)	1,900,000	1,893,590
4.100%, 06/03/26	1,291,000	1,261,324
4.650%, 11/04/44	595,000	560,858
5.375%, 11/02/43	1,005,000	1,050,081
Westpac Banking Corp. 2.850%, 05/13/26	500,000	464,937
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (a)	1,050,000	991,927

		151,440,743

Beverages—0.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 3.650%, 02/01/26 (144A)	1,720,000	1,625,812
4.700%, 02/01/36 (144A)	1,500,000	1,396,789
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	3,722,000	3,623,973
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/38	1,300,000	1,161,140
4.439%, 10/06/48	340,000	294,011
4.750%, 04/15/58	775,000	675,641
Beam Suntory, Inc. 3.250%, 05/15/22	760,000	753,260
Coca-Cola Femsa S.A.B. de C.V. 3.875%, 11/26/23	350,000	353,052
Constellation Brands, Inc. 4.400%, 11/15/25	370,000	370,899
5.250%, 11/15/48	205,000	205,984

Security Description	Principal Amount*	Value

Beverages—(Continued)
Heineken NV 3.400%, 04/01/22 (144A)	1,339,000	$1,341,196
Keurig Dr Pepper, Inc. 3.130%, 12/15/23	515,000	491,801
3.430%, 06/15/27	175,000	161,017
Maple Escrow Subsidiary, Inc. 4.417%, 05/25/25 (144A)	268,000	266,875
4.985%, 05/25/38 (144A)	387,000	371,423

		13,092,873

Biotechnology—0.2%
Amgen, Inc. 4.563%, 06/15/48	500,000	479,502
5.700%, 02/01/19	100,000	100,204
Baxalta, Inc. 5.250%, 06/23/45	27,000	27,402
Celgene Corp. 3.625%, 05/15/24	591,000	576,366
3.950%, 10/15/20	500,000	505,284
4.350%, 11/15/47	278,000	234,420
5.700%, 10/15/40	165,000	176,459
Gilead Sciences, Inc.
3.250%, 09/01/22	630,000	628,487
3.500%, 02/01/25	115,000	113,528
3.650%, 03/01/26	115,000	112,778
3.700%, 04/01/24	704,000	702,774
4.000%, 09/01/36	201,000	183,435

		3,840,639

Building Materials—0.1%
CRH America Finance, Inc. 3.400%, 05/09/27 (144A)	214,000	196,568
Johnson Controls International plc
3.625%, 07/02/24 (j)	277,000	272,939
4.950%, 07/02/64 (j)	737,000	686,032
5.000%, 03/30/20	635,000	648,172
Martin Marietta Materials, Inc. 3.450%, 06/01/27	499,000	461,164
Masco Corp. 6.500%, 08/15/32	720,000	796,499

		3,061,374

Chemicals—0.4%
Air Liquide Finance S.A. 2.250%, 09/27/23 (144A)	350,000	333,744
Albemarle Corp. 5.450%, 12/01/44	350,000	350,298
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P.
3.400%, 12/01/26 (144A)	339,000	330,155
3.700%, 06/01/28 (144A)	450,000	443,500
Dow Chemical Co. (The)
4.250%, 10/01/34	1,000,000	917,297
8.850%, 09/15/21	640,000	720,575

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
DowDuPont, Inc.
4.493%, 11/15/25	800,000	$824,032
5.319%, 11/15/38	395,000	407,162
International Flavors & Fragrances, Inc.
4.450%, 09/26/28	345,000	350,298
5.000%, 09/26/48	404,000	402,948
Mosaic Co. (The)
5.450%, 11/15/33	1,163,000	1,196,325
5.625%, 11/15/43	300,000	305,092
Nutrien, Ltd.
3.000%, 04/01/25	440,000	407,357
3.375%, 03/15/25	87,000	81,772
4.125%, 03/15/35	620,000	565,006
5.250%, 01/15/45	300,000	301,078
Praxair, Inc. 2.650%, 02/05/25	261,000	247,075
Rohm & Haas Co. 7.850%, 07/15/29	418,000	523,133
Sherwin-Williams Co. (The) 3.125%, 06/01/24	247,000	235,827
Westlake Chemical Corp. 4.375%, 11/15/47	237,000	198,873

		9,141,547

Commercial Services—0.3%
Ecolab, Inc.
2.250%, 01/12/20	297,000	295,040
3.250%, 01/14/23	700,000	697,250
3.250%, 12/01/27 (e)	215,000	207,653
ERAC USA Finance LLC
3.850%, 11/15/24 (144A)	925,000	920,484
4.500%, 08/16/21 (144A)	1,740,000	1,775,070
7.000%, 10/15/37 (144A)	500,000	622,227
President & Fellows of Harvard College 3.300%, 07/15/56	714,000	632,755
Western Union Co. (The)
3.600%, 03/15/22 (e)	995,000	991,097
6.200%, 06/21/40	200,000	189,449

		6,331,025

Computers—0.6%
Apple, Inc.
2.150%, 02/09/22	540,000	526,475
2.450%, 08/04/26	519,000	479,932
2.750%, 01/13/25	600,000	578,804
2.850%, 05/11/24	1,123,000	1,095,114
2.900%, 09/12/27	836,000	787,579
3.000%, 02/09/24	2,312,000	2,283,095
3.000%, 06/20/27	675,000	643,603
3.200%, 05/11/27	514,000	496,332
3.350%, 02/09/27	1,207,000	1,180,826
3.450%, 02/09/45	625,000	554,228
3.750%, 09/12/47	1,200,000	1,103,857
3.850%, 08/04/46	362,000	341,340

Security Description	Principal Amount*	Value

Computers—(Continued)
Dell International LLC / EMC Corp. 6.020%, 06/15/26 (144A)	1,477,000	$1,484,350
DXC Technology Co.
4.250%, 04/15/24	310,000	305,011
7.450%, 10/15/29	700,000	830,310
IBM Credit LLC 3.000%, 02/06/23	960,000	941,549
International Business Machines Corp. 6.500%, 01/15/28	300,000	351,806

		13,984,211

Cosmetics/Personal Care—0.1%
Procter & Gamble Co. (The) 2.700%, 02/02/26	750,000	718,191
Unilever Capital Corp. 3.375%, 03/22/25	310,000	309,523

		1,027,714

Distribution/Wholesale—0.0%
WW Grainger, Inc. 4.600%, 06/15/45	190,000	195,467

Diversified Financial Services—1.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/23/23	468,000	444,908
3.500%, 01/15/25	600,000	547,652
Air Lease Corp.
3.250%, 03/01/25	484,000	445,730
Aircastle, Ltd. 4.400%, 09/25/23	710,000	$698,257
American Express Co.
3.000%, 10/30/24	700,000	671,070
3.400%, 02/27/23	600,000	594,382
American Express Credit Corp.
2.125%, 03/18/19	116,000	115,811
2.375%, 05/26/20	500,000	494,683
Ameriprise Financial, Inc. 2.875%, 09/15/26	635,000	591,600
BOC Aviation, Ltd. 2.750%, 09/18/22 (144A)	480,000	461,836
Brookfield Finance, Inc.
3.900%, 01/25/28	358,000	338,155
4.700%, 09/20/47	409,000	376,580
Capital One Bank USA N.A.
3.375%, 02/15/23	600,000	579,308
8.800%, 07/15/19	300,000	308,222
CDP Financial, Inc. 4.400%, 11/25/19 (144A)	600,000	608,603
CME Group, Inc. 3.000%, 03/15/25 (e)	440,000	428,619
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A)	439,000	431,942
GE Capital International Funding Co.
2.342%, 11/15/20	6,696,000	6,461,778
4.418%, 11/15/35	3,726,000	3,134,710

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
International Lease Finance Corp.
5.875%, 08/15/22	298,000	$312,127
8.625%, 01/15/22	850,000	944,954
Invesco Finance plc 4.000%, 01/30/24	500,000	499,159
Jefferies Group LLC 5.125%, 01/20/23	300,000	306,724
Legg Mason, Inc. 3.950%, 07/15/24	700,000	689,893
National Rural Utilities Cooperative Finance Corp. 2.950%, 02/07/24	210,000	206,631
ORIX Corp. 2.900%, 07/18/22	362,000	353,692
Private Export Funding Corp.
2.800%, 05/15/22	1,000,000	1,001,599
3.550%, 01/15/24	7,383,000	7,677,545
Synchrony Financial 3.700%, 08/04/26	500,000	424,333
TD Ameritrade Holding Corp. 2.950%, 04/01/22	295,000	291,822

		30,442,325

Electric—2.0%
Alabama Power Co.
3.550%, 12/01/23	461,000	465,502
4.150%, 08/15/44	218,000	213,572
Arizona Public Service Co.
2.200%, 01/15/20	142,000	141,302
3.350%, 06/15/24	400,000	399,366
Baltimore Gas & Electric Co. 5.200%, 06/15/33	1,510,000	1,667,160
Berkshire Hathaway Energy Co.
3.750%, 11/15/23 (e)	1,736,000	1,760,543
6.125%, 04/01/36	325,000	388,059
CenterPoint Energy Houston Electric LLC 2.250%, 08/01/22	950,000	917,649
China Southern Power Grid International Finance BVI Co., Ltd. 3.500%, 05/08/27 (144A)	960,000	920,607
Cleveland Electric Illuminating Co. (The) 4.550%, 11/15/30 (144A)	250,000	256,329
CMS Energy Corp. 3.875%, 03/01/24	170,000	170,527
Commonwealth Edison Co.
3.650%, 06/15/46	162,000	146,869
3.750%, 08/15/47	350,000	321,338
Connecticut Light & Power Co. (The) 4.000%, 04/01/48	236,000	233,319
Consumers Energy Co.
4.350%, 08/31/64	191,000	190,414
5.650%, 04/15/20	200,000	207,105
Delmarva Power & Light Co. 4.150%, 05/15/45	500,000	488,579
Dominion Energy, Inc.
2.750%, 09/15/22	232,000	223,347
2.850%, 08/15/26	183,000	168,720

Security Description	Principal Amount*	Value

Electric—(Continued)
DTE Electric Co.
3.900%, 06/01/21	1,000,000	$1,017,291
5.700%, 10/01/37	300,000	350,030
DTE Energy Co.
3.500%, 06/01/24	449,000	444,730
3.850%, 12/01/23	225,000	225,597
Duke Energy Carolinas LLC 6.000%, 01/15/38	600,000	728,535
Duke Energy Indiana LLC 3.750%, 05/15/46	350,000	323,079
Duke Energy Ohio, Inc. 3.800%, 09/01/23	815,000	834,402
Duke Energy Progress LLC
3.700%, 10/15/46	377,000	341,033
4.100%, 03/15/43	200,000	194,050
4.375%, 03/30/44	247,000	251,871
5.300%, 01/15/19	200,000	200,133
5.700%, 04/01/35	360,000	406,712
Duquesne Light Holdings, Inc. 3.616%, 08/01/27 (144A)	1,050,000	989,180
Edison International 4.125%, 03/15/28	240,000	227,284
Enel Finance International NV
3.500%, 04/06/28 (144A)	465,000	398,874
3.625%, 05/25/27 (144A)	480,000	423,663
4.625%, 09/14/25 (144A)	265,000	254,375
Entergy Arkansas, Inc. 3.050%, 06/01/23	765,000	756,474
Entergy Corp. 2.950%, 09/01/26	194,000	179,075
Entergy Louisiana LLC
2.400%, 10/01/26	414,000	380,919
3.050%, 06/01/31	195,000	177,646
Entergy Mississippi LLC 2.850%, 06/01/28	170,000	159,027
Exelon Corp. 3.497%, 06/01/22	600,000	586,289
Exelon Generation Co. LLC
3.400%, 03/15/22	643,000	632,839
6.250%, 10/01/39	160,000	167,029
FirstEnergy Corp. 4.850%, 07/15/47	289,000	289,561
Florida Power & Light Co. 5.625%, 04/01/34	1,250,000	1,472,571
Fortis, Inc. 3.055%, 10/04/26	1,500,000	1,370,061
Indiana Michigan Power Co. 3.200%, 03/15/23	330,000	326,613
Jersey Central Power & Light Co. 6.150%, 06/01/37	200,000	233,412
Kansas City Power & Light Co. 3.150%, 03/15/23	604,000	597,457
5.300%, 10/01/41	315,000	357,078
Korea Southern Power Co., Ltd. 3.000%, 01/29/21 (144A)	227,000	225,437

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Massachusetts Electric Co. 4.004%, 08/15/46 (144A)	402,000	$378,807
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	340,000	337,782
MidAmerican Energy Co. 3.700%, 09/15/23	1,100,000	1,112,731
Nevada Power Co. 5.375%, 09/15/40	223,000	248,966
6.650%, 04/01/36	360,000	467,454
7.125%, 03/15/19	200,000	201,667
New England Power Co. 3.800%, 12/05/47 (144A)	280,000	258,340
New York State Electric & Gas Corp. 3.250%, 12/01/26 (144A)	434,000	421,053
NextEra Energy Capital Holdings, Inc. 3.625%, 06/15/23	410,000	409,472
Niagara Mohawk Power Corp. 3.508%, 10/01/24 (144A)	305,000	306,558
Northern States Power Co. 6.250%, 06/01/36	200,000	253,087
6.500%, 03/01/28	628,000	734,117
Ohio Power Co. 5.375%, 10/01/21	305,000	322,542
Pacific Gas & Electric Co. 4.250%, 05/15/21	782,000	739,538
6.050%, 03/01/34	1,200,000	1,113,145
PacifiCorp 3.600%, 04/01/24	315,000	317,960
5.500%, 01/15/19	500,000	500,401
Pennsylvania Electric Co. 3.250%, 03/15/28 (144A)	113,000	105,825
PPL Electric Utilities Corp. 2.500%, 09/01/22	300,000	291,304
4.125%, 06/15/44	208,000	206,043
Progress Energy, Inc. 7.000%, 10/30/31	200,000	254,976
Public Service Co. of Colorado 2.500%, 03/15/23	400,000	388,367
Public Service Co. of New Hampshire 3.500%, 11/01/23	272,000	274,313
Public Service Co. of Oklahoma 5.150%, 12/01/19	1,010,000	1,028,595
6.625%, 11/15/37	600,000	764,612
Public Service Electric & Gas Co. 3.800%, 01/01/43	700,000	671,708
Sempra Energy
4.050%, 12/01/23	1,054,000	1,061,695
Sierra Pacific Power Co. 3.375%, 08/15/23	556,000	555,512
Southern California Edison Co. 3.650%, 03/01/28	500,000	486,382
5.550%, 01/15/36	500,000	529,778
Southern Co. (The) 2.150%, 09/01/19	855,000	849,762
Southern Power Co. 5.150%, 09/15/41	400,000	398,057

Security Description	Principal Amount*	Value

Electric—(Continued)
Southwestern Public Service Co. 4.500%, 08/15/41	250,000	$253,777
Tampa Electric Co. 4.450%, 06/15/49	500,000	488,146
Toledo Edison Co. (The) 6.150%, 05/15/37	400,000	477,950
Tri-State Generation & Transmission Association, Inc. 4.250%, 06/01/46	206,000	192,457
Virginia Electric & Power Co. 2.750%, 03/15/23	400,000	390,108
2.950%, 01/15/22	489,000	483,740
4.450%, 02/15/44	126,000	126,870
6.000%, 05/15/37	685,000	819,887

		44,026,118

Electronics—0.0%
Arrow Electronics, Inc. 3.250%, 09/08/24	439,000	408,726
3.875%, 01/12/28	376,000	342,704

		751,430

Engineering & Construction—0.0%
Mexico City Airport Trust 4.250%, 10/31/26 (144A)	249,000	221,921
5.500%, 07/31/47 (144A)	200,000	175,750

		397,671

Environmental Control—0.0%
Republic Services, Inc. 5.500%, 09/15/19	650,000	660,080

Food—0.3%
Campbell Soup Co. 3.950%, 03/15/25	790,000	757,181
Conagra Brands, Inc. 4.600%, 11/01/25	350,000	351,265
5.300%, 11/01/38	740,000	699,995
General Mills, Inc. 4.000%, 04/17/25	535,000	526,744
4.200%, 04/17/28	335,000	328,160
4.550%, 04/17/38	130,000	120,746
Kellogg Co. 3.400%, 11/15/27	333,000	310,309
Kraft Heinz Foods Co. 5.000%, 07/15/35	1,400,000	1,316,145
6.875%, 01/26/39	333,000	371,912
Kroger Co. (The) 8.000%, 09/15/29	610,000	752,466
McCormick & Co., Inc. 3.150%, 08/15/24	269,000	259,285
3.400%, 08/15/27	396,000	374,304
Sysco Corp. 3.550%, 03/15/25	340,000	334,959
4.450%, 03/15/48	200,000	190,102

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Food—(Continued)
Tyson Foods, Inc. 3.950%, 08/15/24 (e)	456,000	$453,321

		7,146,894

Forest Products & Paper—0.1%
International Paper Co. 3.000%, 02/15/27	429,000	390,724
7.300%, 11/15/39	350,000	412,974
8.700%, 06/15/38	250,000	332,896

		1,136,594

Gas—0.3%
Atmos Energy Corp. 4.125%, 10/15/44	450,000	434,691
4.150%, 01/15/43	460,000	441,245
8.500%, 03/15/19	200,000	202,189
Brooklyn Union Gas Co. (The) 4.273%, 03/15/48 (144A)	500,000	494,023
CenterPoint Energy Resources Corp. 4.500%, 01/15/21	429,000	437,610
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	345,000	321,387
Korea Gas Corp. 1.875%, 07/18/21 (144A)	400,000	385,980
NiSource, Inc. 6.250%, 12/15/40	510,000	602,297
Southern Co. Gas Capital Corp. 2.450%, 10/01/23	172,000	163,936
3.500%, 09/15/21	1,000,000	999,153
3.950%, 10/01/46	212,000	185,841
4.400%, 06/01/43	375,000	356,275
6.000%, 10/01/34	1,000,000	1,143,643
Southwest Gas Corp. 3.800%, 09/29/46	332,000	302,190

		6,470,460

Healthcare-Products—0.2%
Abbott Laboratories 3.875%, 09/15/25	464,000	470,048
Becton Dickinson & Co. 3.734%, 12/15/24	85,000	82,103
Covidien International Finance S.A. 2.950%, 06/15/23	377,000	369,096
Medtronic, Inc. 3.125%, 03/15/22	398,000	396,461
4.375%, 03/15/35	895,000	917,277
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	286,000	264,074
3.150%, 01/15/23	1,066,000	1,044,621
4.150%, 02/01/24	515,000	521,649
Zimmer Biomet Holdings, Inc. 3.700%, 03/19/23	233,000	230,500

		4,295,829

Security Description	Principal Amount*	Value

Healthcare-Services—0.2%
Aetna, Inc.
2.800%, 06/15/23	269,000	$255,805
6.625%, 06/15/36	297,000	348,664
Anthem, Inc. 3.500%, 08/15/24	1,035,000	1,015,126
4.101%, 03/01/28	460,000	451,129
4.650%, 08/15/44	324,000	311,993
Laboratory Corp. of America Holdings 3.200%, 02/01/22	447,000	443,597
Magellan Health, Inc. 4.400%, 09/22/24	1,000,000	939,755
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	210,000	195,540
Quest Diagnostics, Inc. 3.450%, 06/01/26	140,000	134,441
4.750%, 01/30/20	400,000	406,392
Texas Health Resources 4.330%, 11/15/55	250,000	253,871
UnitedHealth Group, Inc. 2.875%, 03/15/23	250,000	246,259
4.625%, 07/15/35	320,000	340,010

		5,342,582

Holding Companies-Diversified—0.1%
Hutchison Whampoa International 11, Ltd. 4.625%, 01/13/22 (144A)	1,100,000	1,134,955

Household Products/Wares—0.0%
Kimberly-Clark Corp. 2.400%, 06/01/23	600,000	580,660

Housewares—0.0%
Newell Brands, Inc. 5.375%, 04/01/36	270,000	257,138

Insurance—1.2%
AIA Group, Ltd. 3.900%, 04/06/28 (144A)	415,000	415,544
AIG SunAmerica Global Financing X 6.900%, 03/15/32 (144A)	1,000,000	1,273,997
Allstate Corp. (The) 3.150%, 06/15/23	407,000	406,457
American Financial Group, Inc. 3.500%, 08/15/26	750,000	707,882
American International Group, Inc. 4.125%, 02/15/24	868,000	871,494
4.200%, 04/01/28 (e)	400,000	386,156
Aon plc 3.500%, 06/14/24	485,000	473,557
Assurant, Inc. 4.200%, 09/27/23	605,000	606,724
Athene Global Funding 2.750%, 04/20/20 (144A)	844,000	836,116
4.000%, 01/25/22 (144A)	368,000	371,752

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Athene Holding, Ltd. 4.125%, 01/12/28	575,000	$522,607
Berkshire Hathaway Finance Corp. 4.300%, 05/15/43	831,000	840,942
Berkshire Hathaway, Inc. 3.000%, 02/11/23	1,000,000	990,819
Chubb INA Holdings, Inc.
2.700%, 03/13/23	400,000	390,857
2.875%, 11/03/22	260,000	257,784
3.150%, 03/15/25	131,000	128,135
3.350%, 05/15/24	435,000	432,179
Dai-ichi Life Insurance Co., Ltd. (The) 4.000%, 3M LIBOR + 3.660%, 07/24/26 (144A) (a)	759,000	701,316
Great-West Lifeco Finance Delaware L.P. 4.150%, 06/03/47 (144A)	720,000	671,693
Guardian Life Insurance Co. of America (The) 4.850%, 01/24/77 (144A)	156,000	153,778
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	600,000	558,115
Jackson National Life Global Funding 3.050%, 04/29/26 (144A)	300,000	283,803
3.250%, 01/30/24 (144A)	460,000	451,008
Liberty Mutual Group, Inc. 4.950%, 05/01/22 (144A)	700,000	721,684
Liberty Mutual Insurance Co. 8.500%, 05/15/25 (144A)	800,000	971,935
Lincoln National Corp. 4.200%, 03/15/22	350,000	355,805
6.250%, 02/15/20	800,000	825,622
Manulife Financial Corp. 4.061%, 5Y USD Swap + 1.647%, 02/24/32 (a)	950,000	896,339
Marsh & McLennan Cos., Inc. 2.350%, 03/06/20	453,000	448,928
Massachusetts Mutual Life Insurance Co. 5.625%, 05/15/33 (144A)	720,000	842,698
7.625%, 11/15/23 (144A)	550,000	624,614
New York Life Global Funding 3.000%, 01/10/28 (144A)	485,000	464,170
OneBeacon U.S. Holdings, Inc. 4.600%, 11/09/22	750,000	754,765
Pacific Life Insurance Co. 4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) (a)	446,000	391,833
Principal Financial Group, Inc. 3.125%, 05/15/23	250,000	246,762
Progressive Corp. (The) 5.375%, 3M LIBOR + 2.539%, 03/15/23 (a) (e)	430,000	402,931
Protective Life Global Funding 1.999%, 09/14/21 (144A)	750,000	725,987
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	2,150,000	2,653,837
Reliance Standard Life Global Funding II 2.500%, 01/15/20 (144A)	240,000	237,680
3.050%, 01/20/21 (144A)	149,000	147,634
3.850%, 09/19/23 (144A)	1,065,000	1,073,868
Teachers Insurance & Annuity Association of America 4.270%, 05/15/47 (144A)	480,000	460,074

Security Description	Principal Amount*	Value

Insurance—(Continued)
Torchmark Corp. 4.550%, 09/15/28	555,000	$564,242
Voya Financial, Inc. 3.125%, 07/15/24	500,000	471,439
3.650%, 06/15/26	150,000	141,871

		27,157,433

Internet—0.2%
Amazon.com, Inc. 2.800%, 08/22/24	1,020,000	991,320
3.875%, 08/22/37	800,000	777,670
4.250%, 08/22/57	1,000,000	973,244
4.800%, 12/05/34	815,000	873,830

		3,616,064

Iron/Steel—0.1%
Nucor Corp. 4.000%, 08/01/23	1,049,000	1,061,013
6.400%, 12/01/37	250,000	299,681
Vale Overseas, Ltd. 6.250%, 08/10/26	148,000	159,840
6.875%, 11/21/36	360,000	411,660

		1,932,194

Machinery-Construction & Mining—0.1%
Caterpillar Financial Services Corp. 2.750%, 08/20/21	360,000	355,538
3.250%, 12/01/24	393,000	388,462
3.750%, 11/24/23	769,000	783,412
7.150%, 02/15/19	1,000,000	1,004,620

		2,532,032

Machinery-Diversified—0.1%
Deere & Co. 8.100%, 05/15/30	600,000	815,238
Nvent Finance Sarl 4.550%, 04/15/28	562,000	550,949
Roper Technologies, Inc. 3.000%, 12/15/20	125,000	124,163
Xylem, Inc. 3.250%, 11/01/26	118,000	112,190

		1,602,540

Media—1.2%
21st Century Fox America, Inc. 3.700%, 10/15/25	300,000	302,002
6.150%, 02/15/41	500,000	621,637
6.550%, 03/15/33	370,000	468,215
6.900%, 03/01/19	900,000	905,164
CBS Corp. 3.700%, 08/15/24	874,000	849,261
4.850%, 07/01/42	255,000	234,296
4.900%, 08/15/44	135,000	123,361
5.900%, 10/15/40	125,000	132,022

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, 07/23/25	2,174,000	$2,160,753
5.375%, 04/01/38	334,000	311,281
6.384%, 10/23/35	275,000	282,526
6.834%, 10/23/55	400,000	407,272
Comcast Corp. 3.150%, 03/01/26 (e)	768,000	735,197
3.900%, 03/01/38	591,000	547,728
3.950%, 10/15/25	722,000	730,878
4.200%, 08/15/34	556,000	536,629
4.250%, 01/15/33	1,880,000	1,868,701
4.600%, 10/15/38	880,000	889,607
4.950%, 10/15/58	1,105,000	1,125,133
6.500%, 11/15/35	308,000	369,031
COX Communications, Inc. 3.250%, 12/15/22 (144A)	1,010,000	986,627
4.800%, 02/01/35 (144A)	1,100,000	1,003,853
Discovery Communications LLC 3.300%, 05/15/22	625,000	612,415
3.950%, 03/20/28	315,000	292,253
4.375%, 06/15/21	1,240,000	1,261,809
Grupo Televisa S.A.B. 6.125%, 01/31/46 (e)	200,000	205,419
NBCUniversal Enterprise, Inc. 1.974%, 04/15/19 (144A)	1,000,000	996,819
NBCUniversal Media LLC 2.875%, 01/15/23 (e)	1,000,000	981,667
TCI Communications, Inc. 7.125%, 02/15/28	801,000	981,035
Thomson Reuters Corp. 5.850%, 04/15/40	32,000	33,742
Time Warner Cable LLC
4.125%, 02/15/21	1,300,000	1,305,741
5.500%, 09/01/41	1,000,000	884,823
Viacom, Inc. 3.875%, 04/01/24	237,000	232,451
6.875%, 04/30/36	798,000	857,167
Walt Disney Co. (The) 1.850%, 07/30/26	156,000	138,817
Warner Media LLC 3.550%, 06/01/24	2,285,000	2,207,490
3.600%, 07/15/25	665,000	630,119

		27,212,941

Mining—0.1%
Anglo American Capital plc 3.625%, 09/11/24 (144A)	336,000	317,147
4.000%, 09/11/27 (144A)	600,000	542,153
Barrick Gold Corp. 6.450%, 10/15/35	700,000	793,711
BHP Billiton Finance USA, Ltd. 5.000%, 09/30/43	414,000	451,114

Security Description	Principal Amount*	Value

Mining—(Continued)
Vale Canada, Ltd. 7.200%, 09/15/32	500,000	$547,900

		2,652,025

Miscellaneous Manufacturing—0.2%
Eaton Corp. 6.950%, 03/20/19	282,000	284,714
General Electric Co. 3.450%, 05/15/24	393,000	369,127
4.375%, 09/16/20	1,060,000	1,058,303
5.500%, 01/08/20	616,000	623,190
6.000%, 08/07/19	673,000	680,258
Ingersoll-Rand Luxembourg Finance S.A. 2.625%, 05/01/20	320,000	316,822
Parker-Hannifin Corp. 3.300%, 11/21/24	143,000	141,184
4.100%, 03/01/47	250,000	239,688
4.450%, 11/21/44	333,000	336,264
Siemens Financieringsmaatschappij NV 3.125%, 03/16/24 (144A)	500,000	489,748

		4,539,298

Multi-National— 0.1%
African Development Bank 8.800%, 09/01/19	1,275,000	1,324,060

Oil & Gas—1.5%
Anadarko Finance Co. 7.500%, 05/01/31	805,000	952,575
Anadarko Holding Co. 7.150%, 05/15/28	949,000	1,034,896
Anadarko Petroleum Corp. 8.700%, 03/15/19	1,600,000	1,616,477
Apache Corp. 3.250%, 04/15/22	684,000	669,570
5.100%, 09/01/40	650,000	583,358
BP Capital Markets America, Inc. 3.017%, 01/16/27	655,000	615,609
3.224%, 04/14/24	1,000,000	978,998
3.245%, 05/06/22	1,475,000	1,462,142
BP Capital Markets plc 3.535%, 11/04/24	300,000	297,190
3.814%, 02/10/24	650,000	655,999
Canadian Natural Resources, Ltd. 3.900%, 02/01/25	512,000	497,365
5.850%, 02/01/35	150,000	159,595
6.450%, 06/30/33	200,000	223,918
Cenovus Energy, Inc. 6.750%, 11/15/39	1,100,000	1,074,548
Chevron Corp. 2.355%, 12/05/22	690,000	668,151
2.411%, 03/03/22	500,000	489,461
2.895%, 03/03/24	537,000	524,037
3.191%, 06/24/23	425,000	424,307

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
CNOOC Finance 2013, Ltd. 3.000%, 05/09/23	848,000	$818,464
CNOOC Finance 2015 Australia Pty, Ltd. 2.625%, 05/05/20	393,000	389,120
Ecopetrol S.A. 4.125%, 01/16/25 (e)	433,000	410,809
5.875%, 09/18/23	282,000	293,985
Encana Corp. 7.200%, 11/01/31	400,000	452,686
8.125%, 09/15/30	450,000	567,087
Eni S.p.A. 4.000%, 09/12/23 (144A)	385,000	379,072
Eni USA, Inc. 7.300%, 11/15/27	480,000	558,886
EOG Resources, Inc. 4.100%, 02/01/21	880,000	892,777
EQT Corp. 3.900%, 10/01/27	458,000	395,055
Equinor ASA 2.650%, 01/15/24	393,000	380,098
3.250%, 11/10/24	399,000	397,298
7.250%, 09/23/27	1,040,000	1,288,191
Exxon Mobil Corp. 4.114%, 03/01/46	440,000	448,293
Marathon Oil Corp. 2.800%, 11/01/22	400,000	375,674
Marathon Petroleum Corp. 3.625%, 09/15/24	371,000	360,972
Noble Energy, Inc. 6.000%, 03/01/41	360,000	351,770
Occidental Petroleum Corp. 3.000%, 02/15/27	350,000	333,669
4.200%, 03/15/48	300,000	287,140
Petro-Canada 5.950%, 05/15/35	210,000	235,740
7.875%, 06/15/26	544,000	652,131
9.250%, 10/15/21	243,000	278,189
Petroleos Mexicanos 4.625%, 09/21/23 (e)	800,000	750,800
4.875%, 01/18/24	317,000	295,444
5.350%, 02/12/28	339,000	295,778
6.350%, 02/12/48	684,000	544,820
6.375%, 01/23/45	918,000	738,990
6.500%, 03/13/27	3,032,000	2,850,080
6.500%, 01/23/29	464,000	432,680
6.750%, 09/21/47	716,000	592,053
6.875%, 08/04/26	1,305,000	1,268,460
Phillips 66 3.900%, 03/15/28	425,000	410,790
Shell International Finance B.V. 4.125%, 05/11/35	600,000	601,385
Suncor Energy, Inc. 5.950%, 12/01/34	668,000	744,228
Total Capital International S.A. 3.700%, 01/15/24	654,000	666,942

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Valero Energy Corp. 7.500%, 04/15/32	180,000	$222,157

		33,889,909

Oil & Gas Services—0.1%
Baker Hughes a GE Co. LLC 5.125%, 09/15/40	360,000	343,395
Halliburton Co. 4.850%, 11/15/35	270,000	265,373
6.750%, 02/01/27	650,000	726,557
7.450%, 09/15/39	200,000	248,855
8.750%, 02/15/21	350,000	386,296
Schlumberger Investment S.A. 2.400%, 08/01/22 (144A)	600,000	576,102
3.300%, 09/14/21 (144A)	650,000	651,545

		3,198,123

Packaging & Containers—0.0%
WestRock Co. 3.750%, 03/15/25 (144A)	300,000	294,500

Pharmaceuticals—0.9%
AbbVie, Inc. 3.600%, 05/14/25	1,787,000	1,714,816
4.500%, 05/14/35	500,000	463,014
Allergan Funding SCS 3.450%, 03/15/22	1,504,000	1,480,924
3.850%, 06/15/24	1,038,000	1,023,700
Allergan, Inc. 2.800%, 03/15/23	172,000	164,747
3.375%, 09/15/20	474,000	473,487
Bayer U.S. Finance II LLC 4.700%, 07/15/64 (144A)	100,000	82,481
Bayer U.S. Finance LLC 2.375%, 10/08/19 (144A)	423,000	419,624
3.375%, 10/08/24 (144A)	472,000	445,058
CVS Health Corp. 4.100%, 03/25/25	3,038,000	3,011,338
4.300%, 03/25/28	813,000	796,080
4.780%, 03/25/38	1,200,000	1,151,161
5.050%, 03/25/48	670,000	652,514
CVS Pass-Through Trust 4.704%, 01/10/36 (144A) (i)	770,830	754,797
5.773%, 01/10/33 (144A)	760,711	800,156
6.204%, 10/10/25 (144A) (i)	570,260	606,704
8.353%, 07/10/31 (144A)	152,938	185,045
Express Scripts Holding Co. 3.000%, 07/15/23	900,000	866,175
3.500%, 06/15/24	300,000	291,314
4.800%, 07/15/46	156,000	149,750
Johnson & Johnson 3.400%, 01/15/38	741,000	690,561
Mead Johnson Nutrition Co. 4.125%, 11/15/25	89,000	91,346

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
Medco Health Solutions, Inc. 4.125%, 09/15/20	800,000	$808,483
Merck & Co., Inc. 2.800%, 05/18/23	625,000	616,546
3.700%, 02/10/45	60,000	57,709
Mylan, Inc. 4.550%, 04/15/28 (144A)	350,000	326,398
Novartis Capital Corp. 3.000%, 11/20/25	863,000	836,379
Pfizer, Inc. 3.000%, 12/15/26	450,000	434,731
Shire Acquisitions Investments Ireland DAC
2.875%, 09/23/23	445,000	420,639
3.200%, 09/23/26	770,000	697,155

		20,512,832

Pipelines—1.1%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 5.250%, 01/15/25	375,000	381,845
ANR Pipeline Co. 7.375%, 02/15/24	226,000	249,215
APT Pipelines, Ltd. 4.200%, 03/23/25 (144A)	700,000	682,018
4.250%, 07/15/27 (144A)	687,000	668,844
Buckeye Partners L.P. 3.950%, 12/01/26	79,000	69,438
4.875%, 02/01/21	600,000	606,647
5.850%, 11/15/43	575,000	527,494
Enable Midstream Partners L.P. 4.950%, 05/15/28	290,000	274,678
Enbridge, Inc. 3.700%, 07/15/27 (e)	538,000	509,851
4.500%, 06/10/44	350,000	334,893
6.250%, 3M LIBOR + 3.641%, 03/01/78 (a)	480,000	431,821
Energy Transfer Operating L.P. 4.050%, 03/15/25	273,000	258,801
4.900%, 02/01/24	244,000	246,958
6.500%, 02/01/42	134,000	133,889
Energy Transfer Partners L.P.
3.600%, 02/01/23	384,000	369,937
4.750%, 01/15/26	308,000	299,494
6.050%, 06/01/41	1,167,000	1,116,260
EnLink Midstream Partners L.P. 2.700%, 04/01/19	200,000	198,749
4.150%, 06/01/25	261,000	235,402
5.600%, 04/01/44	201,000	165,299
Enterprise Products Operating LLC 3.750%, 02/15/25	515,000	509,786
3.900%, 02/15/24	662,000	665,916
4.950%, 10/15/54	179,000	174,213
5.100%, 02/15/45	379,000	380,855
6.875%, 03/01/33	150,000	183,959
Gulf South Pipeline Co. L.P. 4.000%, 06/15/22	200,000	198,172

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Kinder Morgan, Inc. 4.300%, 03/01/28	1,000,000	$981,747
5.200%, 03/01/48 (e)	400,000	382,839
Magellan Midstream Partners L.P. 4.200%, 12/01/42	269,000	239,019
4.250%, 02/01/21	659,000	668,573
5.150%, 10/15/43	201,000	201,947
MPLX L.P. 4.125%, 03/01/27	373,000	355,328
4.500%, 04/15/38	285,000	249,174
4.875%, 12/01/24	529,000	538,446
5.200%, 03/01/47	215,000	198,155
ONEOK Partners L.P. 3.375%, 10/01/22	44,000	43,199
4.900%, 03/15/25	1,000,000	1,013,562
5.000%, 09/15/23	96,000	98,911
6.650%, 10/01/36	950,000	1,063,853
Phillips 66 Partners L.P. 3.550%, 10/01/26	117,000	109,413
4.900%, 10/01/46	255,000	233,018
Plains All American Pipeline L.P. / PAA Finance Corp. 3.600%, 11/01/24	1,875,000	1,784,226
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	244,000	232,533
8.000%, 03/01/32	210,000	267,700
Sunoco Logistics Partners Operations L.P. 3.900%, 07/15/26	117,000	108,158
4.250%, 04/01/24	233,000	226,034
4.950%, 01/15/43	394,000	330,041
5.300%, 04/01/44	200,000	176,802
5.350%, 05/15/45	633,000	560,930
6.100%, 02/15/42	500,000	483,543
TC PipeLines L.P. 3.900%, 05/25/27	254,000	242,601
TransCanada PipeLines, Ltd. 2.500%, 08/01/22	350,000	335,878
3.750%, 10/16/23	910,000	906,634
4.750%, 05/15/38	300,000	289,472
7.125%, 01/15/19	490,000	490,635
7.250%, 08/15/38	200,000	239,630
Western Gas Partners L.P. 4.500%, 03/01/28	136,000	127,196
5.300%, 03/01/48	294,000	254,005
5.450%, 04/01/44	178,000	154,551
Williams Cos., Inc. (The)
4.850%, 03/01/48 (e)	427,000	388,766
Williams Partners L.P. 3.900%, 01/15/25	262,000	254,655

		24,105,608

Real Estate—0.1%
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	632,000	596,794

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
Ontario Teachers’ Cadillac Fairview Properties Trust 3.125%, 03/20/22 (144A)	579,000	$574,776
3.875%, 03/20/27 (144A)	603,000	600,480

		1,772,050

Real Estate Investment Trusts—1.1%
American Tower Corp. 2.250%, 01/15/22	500,000	478,483
3.375%, 10/15/26	287,000	267,141
3.500%, 01/31/23	790,000	776,347
AvalonBay Communities, Inc. 2.900%, 10/15/26	165,000	155,770
3.900%, 10/15/46	150,000	138,152
Boston Properties L.P. 3.200%, 01/15/25	380,000	363,006
3.850%, 02/01/23	800,000	801,382
Brixmor Operating Partnership L.P. 3.850%, 02/01/25	500,000	483,505
Crown Castle International Corp. 4.000%, 03/01/27	166,000	158,903
4.875%, 04/15/22	835,000	859,162
DDR Corp. 4.700%, 06/01/27	226,000	227,378
Digital Realty Trust L.P. 3.700%, 08/15/27	270,000	254,976
Duke Realty L.P. 3.625%, 04/15/23	1,128,000	1,127,062
EPR Properties 4.500%, 06/01/27	497,000	479,280
4.950%, 04/15/28 (e)	330,000	326,726
Equity Commonwealth 5.875%, 09/15/20	800,000	819,391
ERP Operating L.P. 2.375%, 07/01/19 (e)	538,000	536,343
2.850%, 11/01/26 (e)	230,000	216,297
3.500%, 03/01/28	294,000	286,012
4.625%, 12/15/21	150,000	155,186
4.750%, 07/15/20	578,000	589,043
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	387,000	368,541
Government Properties Income Trust 3.750%, 08/15/19	2,520,000	2,522,502
4.000%, 07/15/22	627,000	617,029
HCP, Inc. 3.400%, 02/01/25	303,000	286,865
3.875%, 08/15/24	1,136,000	1,117,921
Liberty Property L.P. 3.250%, 10/01/26	199,000	185,921
National Retail Properties, Inc. 3.600%, 12/15/26	453,000	435,840
Realty Income Corp. 3.000%, 01/15/27	200,000	186,051
3.875%, 04/15/25	505,000	504,271
4.650%, 03/15/47	225,000	227,256

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Scentre Group Trust 1 / Scentre Group Trust 2 3.500%, 02/12/25 (144A)	720,000	$697,814
Select Income REIT 3.600%, 02/01/20	1,000,000	994,935
Senior Housing Properties Trust
3.250%, 05/01/19	550,000	547,253
4.750%, 02/15/28	500,000	471,988
Simon Property Group L.P.
2.750%, 02/01/23	200,000	193,862
4.375%, 03/01/21	1,185,000	1,209,901
UDR, Inc. 2.950%, 09/01/26	233,000	214,884
Ventas Realty L.P.
3.500%, 02/01/25	197,000	188,661
3.850%, 04/01/27	369,000	355,956
VEREIT Operating Partnership L.P. 4.600%, 02/06/24	960,000	970,495
Welltower, Inc.
4.500%, 01/15/24	1,024,000	1,050,014
5.250%, 01/15/22	600,000	623,710

		23,471,215

Retail—0.2%
Dollar General Corp. 4.125%, 05/01/28	485,000	470,954
Home Depot, Inc. (The)
2.125%, 09/15/26	193,000	173,825
3.750%, 02/15/24	586,000	599,137
4.200%, 04/01/43	207,000	203,737
4.400%, 03/15/45	143,000	144,222
Lowe’s Cos., Inc.
3.120%, 04/15/22	900,000	884,470
3.125%, 09/15/24	276,000	267,275
McDonald’s Corp.
4.450%, 03/01/47	180,000	172,337
4.700%, 12/09/35	84,000	84,455
6.300%, 10/15/37	152,000	177,764
O’Reilly Automotive, Inc. 3.600%, 09/01/27	494,000	470,926
Target Corp. 3.500%, 07/01/24	484,000	487,191
Walgreen Co. 4.400%, 09/15/42	200,000	175,548
Walgreens Boots Alliance, Inc. 4.500%, 11/18/34	349,000	335,043
Walmart, Inc. 3.300%, 04/22/24	575,000	576,650

		5,223,534

Semiconductors—0.2%
Analog Devices, Inc.
3.125%, 12/05/23	293,000	284,585
4.500%, 12/05/36	336,000	317,573

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Semiconductors—(Continued)
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.625%, 01/15/24	1,205,000	$1,139,974
3.875%, 01/15/27	600,000	538,617
Intel Corp.
3.700%, 07/29/25	260,000	262,386
4.000%, 12/15/32	1,000,000	1,030,415

		3,573,550

Software—0.6%
Microsoft Corp.
2.400%, 08/08/26	400,000	374,322
2.875%, 02/06/24	1,252,000	1,240,110
3.300%, 02/06/27	502,000	497,506
3.500%, 02/12/35	296,000	282,807
3.950%, 08/08/56	180,000	175,922
4.000%, 02/12/55	310,000	304,940
4.100%, 02/06/37	924,000	949,962
4.500%, 02/06/57	810,000	864,451
Oracle Corp.
2.500%, 10/15/22	3,410,000	3,318,621
2.950%, 11/15/24	900,000	876,427
3.800%, 11/15/37	900,000	842,626
3.900%, 05/15/35	230,000	220,393
4.300%, 07/08/34	1,676,000	1,683,992
VMware, Inc. 2.950%, 08/21/22	933,000	889,260

		12,521,339

Telecommunications—1.1%
America Movil S.A.B. de C.V. 3.125%, 07/16/22	1,600,000	1,567,838
AT&T, Inc.
3.950%, 01/15/25	858,000	839,348
4.125%, 02/17/26	570,000	556,909
4.300%, 02/15/30	5,805,000	5,489,364
4.500%, 05/15/35	1,000,000	898,689
4.900%, 08/15/37	2,260,000	2,109,412
5.350%, 09/01/40	500,000	486,897
6.350%, 03/15/40	530,000	568,938
6.375%, 03/01/41	300,000	325,227
Cisco Systems, Inc.
3.000%, 06/15/22	278,000	277,784
3.625%, 03/04/24	700,000	713,862
5.900%, 02/15/39	900,000	1,111,538
Deutsche Telekom International Finance B.V. 3.600%, 01/19/27 (144A)	498,000	469,947
Qwest Corp. 6.875%, 09/15/33	587,000	524,753
Rogers Communications, Inc. 8.750%, 05/01/32	940,000	1,281,579
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	1,284,938	1,268,876
Telefonica Emisiones S.A. 4.103%, 03/08/27	353,000	340,377

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Telefonica Emisiones S.A.U. 5.134%, 04/27/20	551,000	$562,294
Verizon Communications, Inc.
3.450%, 03/15/21	534,000	537,502
4.125%, 03/16/27	400,000	400,525
4.400%, 11/01/34	600,000	578,849
5.250%, 03/16/37	548,000	571,429
Vodafone Group plc
4.125%, 05/30/25	547,000	540,612
5.000%, 05/30/38	383,000	359,259
5.250%, 05/30/48	540,000	507,620
6.150%, 02/27/37	500,000	524,572

		23,414,000

Transportation—0.3%
Burlington Northern Santa Fe LLC 3.050%, 09/01/22	300,000	297,790
7.950%, 08/15/30	1,185,000	1,618,524
Burlington Northern, Inc. 8.750%, 02/25/22	812,000	944,594
Canadian Pacific Railway Co. 4.500%, 01/15/22	300,000	309,090
6.125%, 09/15/15	100,000	116,498
7.125%, 10/15/31	872,000	1,093,296
CSX Corp. 3.250%, 06/01/27	324,000	304,945
6.000%, 10/01/36	300,000	348,943
FedEx Corp. 3.900%, 02/01/35	382,000	346,203
Norfolk Southern Corp. 3.850%, 01/15/24	679,000	687,264
3.942%, 11/01/47	219,000	198,842
Ryder System, Inc. 2.450%, 09/03/19	555,000	552,142
Union Pacific Corp. 4.100%, 09/15/67	200,000	170,254

		6,988,385

Trucking & Leasing—0.1%
Aviation Capital Group LLC 3.500%, 11/01/27 (144A)	300,000	271,153
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 2.500%, 06/15/19 (144A)	175,000	174,172
2.700%, 03/14/23 (144A)	948,000	904,404
4.125%, 08/01/23 (144A)	848,000	846,449

		2,196,178

Water—0.1%
American Water Capital Corp. 3.400%, 03/01/25	319,000	315,302
3.850%, 03/01/24	1,130,000	1,154,414

		1,469,716

Total Corporate Bonds & Notes (Cost $605,989,610)		571,455,769

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—13.2%

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—5.7%
American Credit Acceptance Receivables Trust 2.910%, 02/13/23 (144A)	782,483	$780,937
3.460%, 08/10/22 (144A)	2,249,000	2,249,199
4.260%, 08/12/22 (144A)	867,000	872,038
AmeriCredit Automobile Receivables Trust 1.600%, 11/09/20	35,044	35,017
1.830%, 12/08/21	750,000	741,040
2.300%, 02/18/22	785,000	777,242
2.690%, 06/19/23	409,000	404,059
2.710%, 08/18/22	421,000	417,112
3.130%, 01/18/23	945,000	939,384
Capital Auto Receivables Asset Trust 2.790%, 01/20/22 (144A)	5,075,000	5,062,100
CarMax Auto Owner Trust 2.730%, 08/16/21	2,126,864	2,122,215
Carnow Auto Receivables Trust 2.920%, 09/15/22 (144A)	605,588	602,819
CPS Auto Receivables Trust 2.860%, 06/15/23 (144A)	1,533,000	1,522,656
3.270%, 06/15/22 (144A)	1,050,000	1,049,790
3.770%, 08/17/20 (144A)	384,117	384,535
3.790%, 06/15/23 (144A)	564,000	564,613
4.000%, 02/16/21 (144A)	223,000	224,004
4.350%, 11/16/20 (144A)	412,645	414,203
Credit Acceptance Auto Loan Trust 2.560%, 10/15/25 (144A)	1,197,000	1,189,324
3.010%, 02/16/27 (144A)	1,586,000	1,573,729
3.020%, 04/15/26 (144A)	4,025,000	3,988,645
3.040%, 12/15/25 (144A)	524,000	519,592
3.350%, 06/15/26 (144A)	489,000	485,238
3.480%, 02/17/26 (144A)	440,000	438,133
Drive Auto Receivables Trust 2.300%, 05/17/21	5,526,686	5,520,517
2.750%, 09/15/23	3,399,000	3,392,131
2.840%, 04/15/22	2,135,000	2,132,288
2.980%, 01/18/22 (144A)	828,878	828,055
3.530%, 12/15/23 (144A)	4,820,000	4,823,955
3.660%, 11/15/24	3,698,000	3,712,587
3.720%, 09/16/24	3,182,000	3,189,527
3.840%, 03/15/23	2,425,000	2,433,746
4.120%, 07/15/22 (144A)	1,177,000	1,181,211
4.160%, 05/15/24 (144A)	1,195,000	1,208,488
4.180%, 03/15/24 (144A)	2,076,000	2,086,583
DT Auto Owner Trust 3.030%, 01/17/23 (144A)	1,823,000	1,821,096
3.470%, 12/15/23 (144A)	1,715,000	1,719,123
3.550%, 11/15/22 (144A)	1,089,000	1,090,246
3.580%, 05/15/23 (144A)	969,000	967,425
3.770%, 10/17/22 (144A)	1,068,400	1,070,013
3.810%, 12/15/23 (144A)	1,211,000	1,209,201
Exeter Automobile Receivables Trust 2.050%, 12/15/21 (144A)	439,619	436,945
2.840%, 08/16/21 (144A)	776,681	775,563
3.640%, 11/15/22 (144A)	1,410,000	1,409,694
3.950%, 12/15/22 (144A)	580,000	584,846

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Flagship Credit Auto Trust 2.710%, 11/15/22 (144A)	1,195,000	$1,186,337
3.790%, 12/16/24 (144A)	3,855,000	3,886,930
3.950%, 12/15/20 (144A)	338,416	339,022
GLS Auto Receivables Trust 4.390%, 01/15/21 (144A)	330,968	331,673
Hertz Vehicle Financing II L.P. 2.960%, 10/25/21 (144A)	575,000	569,289
Nissan Auto Receivables Owner Trust 2.120%, 04/18/22	2,934,000	2,897,465
OneMain Direct Auto Receivables Trust 2.550%, 11/14/23 (144A)	2,400,000	2,375,650
2.820%, 07/15/24 (144A)	4,225,000	4,182,560
Prestige Auto Receivables Trust 3.910%, 11/15/22 (144A)	1,979,000	1,987,736
Santander Drive Auto Receivables Trust 4.670%, 02/15/23 (144A)	4,700,000	4,747,678
Santander Retail Auto Lease Trust 2.930%, 05/20/21 (144A)	2,396,000	2,393,030
Sonoran Auto Receivables Trust 4.750%, 07/15/24 (144A) (i)	6,404,090	6,410,109
4.750%, 06/15/25 (d)	6,500,000	6,500,000
Tricolor Auto Securitization Trust 5.050%, 12/15/20 (144A) (i)	2,385,333	2,384,546
United Auto Credit Securitization Trust 3.780%, 05/10/23 (144A)	3,140,000	3,147,092
US Auto Funding LLC 5.500%, 07/15/23 (144A)	3,372,532	3,398,174
USASF Receivables LLC 5.750%, 09/15/30 (144A) (i)	1,107,211	1,095,537
Veros Automobile Receivables Trust 4.050%, 02/15/24 (144A)	4,300,000	4,326,481
Westlake Automobile Receivables Trust 2.460%, 01/18/22 (144A)	1,036,000	1,032,297
2.700%, 10/17/22 (144A)	720,000	716,380
4.100%, 06/15/21 (144A)	500,000	501,512
World Omni Automobile Lease Securitization Trust 2.830%, 07/15/21	2,314,000	2,306,537

		125,666,899

Asset-Backed - Credit Card—0.2%
Continental Credit Card 4.290%, 01/15/24 (144A) (i)	1,620,731	1,634,789
Synchrony Card Issuance Trust 3.380%, 09/15/24	2,900,000	2,925,697

		4,560,486

Asset-Backed - Home Equity—0.0%
Asset-Backed Securities Corp. Home Equity Loan Trust 3.256%, 1M LIBOR + 0.750%, 02/25/35 (a)	74,330	74,283

Asset-Backed - Other—7.3%
American Homes 4 Rent Trust 3.467%, 04/17/52 (144A)	1,166,328	1,158,348
3.678%, 12/17/36 (144A)	92,854	93,200

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
American Homes 4 Rent Trust 4.201%, 12/17/36 (144A)	400,000	$412,837
4.290%, 10/17/36 (144A)	300,000	310,009
4.596%, 12/17/36 (144A)	250,000	260,569
5.036%, 10/17/45 (144A)	1,900,000	2,029,834
5.639%, 04/17/52 (144A)	500,000	535,214
6.231%, 10/17/36 (144A)	650,000	715,810
6.418%, 12/17/36 (144A)	300,000	334,049
American Tower Trust I 3.070%, 03/15/48 (144A)	1,920,000	1,890,172
AXIS Equipment Finance Receivables LLC 2.210%, 11/20/21 (144A)	473,002	471,183
B2R Mortgage Trust 2.524%, 05/15/48 (144A)	308,667	305,288
BCC Funding XIII LLC 2.200%, 12/20/21 (144A)	379,322	377,765
Business Jet Securities LLC 4.335%, 02/15/33 (144A)	4,789,237	4,816,103
4.447%, 06/15/33 (144A)	3,046,831	3,079,340
Camillo 5.000%, 12/05/23 (144A) (i)	3,506,581	3,498,912
Colony American Finance, Ltd.
2.554%, 11/15/48 (144A)	812,276	791,592
Conix Mortgage Asset Trust 4.704%, 12/25/47 (144A) (a) (g) (h) (i)	1,078,519	130,285
Consumer Loan Underlying Bond Credit Trust 2.550%, 01/16/24 (144A)	39,017	39,002
COOF Securitization Trust, Ltd. 3.137%, 06/25/40 (144A) (a) (b) (i)	1,179,359	104,992
Diamond Resorts Owner Trust 3.270%, 10/22/29 (144A)	1,249,107	1,241,186
3.700%, 01/21/31 (144A)	2,815,273	2,837,152
DT Asset Trust 5.840%, 12/16/22 (144A) (i)	2,000,000	1,998,461
Engs Commercial Finance Trust 2.630%, 02/22/22 (144A)	353,976	351,961
Fort Credit LLC 5.597%, 1M LIBOR + 2.830%, 12/21/23 (144A) (a) (i)	5,900,000	5,897,392
Freedom Financial Network LLC 3.610%, 07/18/24 (144A)	1,670,162	1,669,629
3.990%, 10/20/25 (144A)	4,026,911	4,031,219
GMAT Trust 6.967%, 11/25/43 (144A) (j)	68,272	68,295
Gold Key Resorts LLC 3.220%, 03/17/31 (144A)	354,209	352,090
Goodgreen Trust 3.260%, 10/15/53 (144A)	2,658,391	2,616,978
3.740%, 10/15/52 (144A)	567,313	573,300
5.000%, 10/20/51 (144A) (i)	3,281,535	3,207,044
HERO Funding Trust 3.080%, 09/20/42 (144A)	718,717	703,125
3.950%, 09/20/48 (144A)	2,432,177	2,482,986
4.460%, 09/20/47 (144A)	1,872,510	1,941,836
Hilton Grand Vacations Trust 2.660%, 12/26/28 (144A)	841,649	832,932

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Kabbage Asset Securitization LLC 4.571%, 03/15/22 (144A)	6,515,000	$6,558,619
KGS-Alpha SBA COOF Trust 0.633%, 05/25/39 (144A) (a) (b) (i)	4,287,159	62,550
0.934%, 08/25/38 (144A) (a) (b) (i)	4,104,881	100,057
1.530%, 03/25/39 (144A) (a) (b) (i)	4,048,943	167,136
3.222%, 04/25/40 (144A) (a) (b) (i)	979,075	79,197
Lendmark Funding Trust 2.830%, 12/22/25 (144A)	1,512,000	1,491,839
LV Tower 52 Issuer LLC 5.750%, 07/15/19 (144A) (i)	2,024,899	2,024,899
7.750%, 07/15/19 (144A) (i)	1,057,190	1,057,190
Mariner Finance Issuance Trust 3.620%, 02/20/29 (144A)	1,631,000	1,631,024
Marlette Funding Trust 2.610%, 03/15/28 (144A)	1,344,071	1,339,831
2.827%, 03/15/24 (144A)	316,224	316,058
New Residential Advance Receivables Trust 2.575%, 10/15/49 (144A)	860,000	854,651
New Residential Advance Receivables Trust Advance Receivables Backed Notes 3.020%, 10/15/49 (144A)	134,000	132,956
3.513%, 10/15/49 (144A)	312,500	310,164
Ocwen Master Advance Receivables Trust 3.892%, 08/15/49 (144A) (i)	3,950,000	3,945,375
OnDeck Asset Securitization Trust LLC 3.500%, 04/18/22 (144A)	526,000	526,625
OneMain Financial Issuance Trust 3.190%, 03/18/26 (144A)	559,246	558,793
3.660%, 02/20/29 (144A)	1,785,000	1,788,257
3.850%, 03/18/26 (144A)	450,000	451,222
6.000%, 02/20/29 (144A)	1,000,000	1,022,348
Oportun Funding IV LLC 3.230%, 06/08/23 (144A)	1,187,000	1,176,300
Oportun Funding IX LLC 3.910%, 07/08/24 (144A)	4,465,000	4,464,524
Oportun Funding LLC 3.970%, 06/08/23 (144A) (a)	2,500,000	2,479,000
Oportun Funding VII LLC 3.220%, 10/10/23 (144A)	988,000	978,410
Oportun Funding X LLC 4.100%, 10/08/24 (144A)	6,506,000	6,566,654
Pretium Mortgage Credit Partners I LLC 4.826%, 09/25/58 (144A) (j)	3,064,857	3,070,387
Progress Residential Trust
4.040%, 08/17/35 (144A)	3,286,000	3,279,138
4.656%, 08/17/35 (144A)	2,568,000	2,554,291
Prosper Marketplace Issuance Trust
2.360%, 11/15/23 (144A)	660,099	658,324
2.410%, 09/15/23 (144A)	84,584	84,534
Purchasing Power Funding LLC 3.340%, 08/15/22 (144A)	5,950,000	5,931,757
Renew Financial 3.670%, 09/20/52 (144A)	744,924	749,477
Rice Park Financing Trust 4.625%, 10/31/41 (144A) (i)	3,027,749	3,016,183

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
SoFi Consumer Loan Program LLC 3.090%, 10/27/25 (144A)	396,344	$395,516
SOL S.p.A. 4.160%, 02/09/30 (d)	2,401,130	2,390,786
Springleaf Funding Trust
3.160%, 11/15/24 (144A)	579,133	578,334
3.620%, 11/15/24 (144A)	725,000	723,847
SPS Servicer Advance Receivables Trust 3.960%, 10/17/50 (144A)	2,000,000	2,000,000
Tricon American Homes Trust 2.589%, 11/17/33 (144A)	1,214,601	1,180,001
Upgrade Receivables Trust 3.760%, 11/15/24 (144A)	1,361,935	1,361,073
Upstart Securitization Trust 2.639%, 06/20/24 (144A)	117,677	117,560
Vericrest Opportunity Loan Trust LLC
3.250%, 06/25/47 (144A) (j)	823,300	819,306
3.260%, 01/27/23 (d)	1,063,116	1,050,542
3.375%, 10/25/47 (144A) (j)	3,619,810	3,582,926
4.115%, 09/25/48 (144A) (j)	1,868,852	1,866,431
4.213%, 08/25/48 (144A) (j)	1,834,707	1,835,020
4.336%, 05/25/48 (144A) (j)	2,225,484	2,223,060
4.336%, 07/27/48 (144A) (j)	2,298,178	2,297,947
4.375%, 06/25/48 (144A) (j)	2,699,967	2,695,949
Verizon Owner Trust
1.420%, 01/20/21 (144A)	123,222	122,618
1.920%, 12/20/21 (144A)	3,648,000	3,610,715
2.060%, 04/20/22 (144A)	3,275,000	3,235,682
2.820%, 09/20/22 (144A)	6,251,000	6,233,148
VM DEBT LLC 7.000%, 10/02/24 (144A) (i)	3,135,356	3,135,356
VOLT LXXII LLC 4.213%, 10/26/48 (144A) (j)	5,714,864	5,703,713
VSE VOI Mortgage LLC 3.560%, 02/20/36 (144A)	1,737,435	1,755,744

		160,503,134

Asset-Backed - Student Loan—0.0%
Academic Loan Funding Trust 3.306%, 1M LIBOR + 0.800%, 12/26/44 (144A) (a)	883,667	880,625

Total Asset-Backed Securities (Cost $293,222,865)		291,685,427

Mortgage-Backed Securities—3.9%

Collateralized Mortgage Obligations—1.5%
ACRE TL 6.196%, 12/15/20 (d)	3,800,000	3,800,000
Banc of America Funding Trust 4.224%, 05/20/34 (a)	668,346	678,118
Bear Stearns ALT-A Trust 3.146%, 1M LIBOR + 0.640%, 07/25/34 (a)	908,059	898,998
Global Mortgage Securitization, Ltd. 2.826%, 1M LIBOR + 0.320%, 11/25/32 (144A) (a)	386,020	364,657

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
HarborView Mortgage Loan Trust 4.578%, 05/19/34 (a)	816,604	$832,330
Headlands Residential LLC
3.875%, 08/25/22 (144A) (j)	3,600,000	3,554,280
4.250%, 06/25/23 (144A)	4,450,000	4,447,191
Impac CMB Trust 3.246%, 1M LIBOR + 0.740%, 11/25/34 (a)	2,351,917	2,331,720
JPMorgan Mortgage Trust 4.479%, 08/25/34 (a)	148,827	149,839
MASTR Asset Securitization Trust 5.500%, 12/25/33	352,733	355,112
Merrill Lynch Mortgage Investors Trust 2.966%, 1M LIBOR + 0.460%, 04/25/29 (a)	400,315	392,616
3.006%, 1M LIBOR + 0.500%, 05/25/29 (a)	1,083,932	1,056,053
3.126%, 1M LIBOR + 0.620%, 10/25/28 (a)	489,860	486,254
3.146%, 1M LIBOR + 0.640%, 10/25/28 (a)	876,226	863,128
3.567%, 6M LIBOR + 0.680%, 01/25/29 (a)	643,769	640,307
Sequoia Mortgage Trust 3.070%, 1M LIBOR + 0.600%, 12/20/34 (a)	1,093,028	1,071,641
3.110%, 1M LIBOR + 0.640%, 01/20/34 (a)	598,675	586,799
3.130%, 1M LIBOR + 0.660%, 07/20/33 (a)	837,508	824,916
3.150%, 1M LIBOR + 0.680%, 10/20/34 (a)	1,167,303	1,136,027
3.230%, 1M LIBOR + 0.760%, 04/20/33 (a)	601,849	587,807
Structured Asset Mortgage Investments Trust 3.370%, 1M LIBOR + 0.900%, 05/19/33 (a)	1,165,889	1,159,743
Structured Asset Mortgage Investments Trust II
3.170%, 1M LIBOR + 0.700%, 01/19/34 (a)	1,054,215	1,024,059
3.170%, 1M LIBOR + 0.700%, 03/19/34 (a)	1,097,824	1,078,900
Structured Asset Securities Corp. Mortgage Loan Trust 3.106%, 1M LIBOR + 0.600%, 10/25/27 (a)	203,588	200,694
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 4.275%, 11/25/33 (a)	550,110	550,168
Thornburg Mortgage Securities Trust 3.146%, 1M LIBOR + 0.640%, 09/25/43 (a)	554,501	549,644
3.718%, 04/25/45 (a)	1,705,615	1,714,211
3.997%, 12/25/44 (a)	877,081	878,575
Wells Fargo Mortgage-Backed Securities Trust 4.483%, 03/25/35 (a)	975,448	1,002,449

		33,216,236

Commercial Mortgage-Backed Securities — 2.4%
Arivo Funding, LLC
5.165%, 09/15/19 (d)	2,149,428	2,149,428
BAMLL Commercial Mortgage Securities Trust 4.214%, 08/15/46 (144A) (a)	1,200,000	1,090,967
BB-UBS Trust
2.892%, 06/05/30 (144A)	240,000	236,190
3.430%, 11/05/36 (144A)	2,950,000	2,950,787
BXMT, Ltd.
4.405%, 1M LIBOR + 1.950%, 06/15/35 (144A) (a)	2,200,000	2,200,253
5.155%, 1M LIBOR + 2.700%, 06/15/35 (144A) (a) (i)	1,860,000	1,873,264
Commercial Mortgage Pass-Through Certificates Mortgage Trust
0.219%, 07/10/45 (144A) (a) (b) (i)	119,969,841	1,139,246
3.187%, 1M LIBOR + 0.800%, 08/13/27 (144A) (a)	990,000	989,142

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities —(Continued)
Commercial Mortgage Pass-Through Certificates Mortgage Trust
3.237%, 1M LIBOR + 0.850%, 02/13/32 (144A) (a)	2,605,000	$2,597,197
3.987%, 1M LIBOR + 1.600%, 02/13/32 (144A) (a)	1,000,000	995,563
Commercial Mortgage Trust
2.987%, 04/12/35 (144A) (a)	1,871,000	1,859,444
3.815%, 04/10/33 (144A) (a)	4,450,000	4,432,699
4.353%, 08/10/30 (144A)	3,000,000	3,150,056
Credit Suisse Mortgage Capital Certificates 4.373%, 09/15/37 (144A)	1,000,000	946,928
GS Mortgage Securities Corp. II 2.706%, 12/10/27 (144A)	240,690	239,240
GS Mortgage Securities Corp. Trust 3.551%, 04/10/34 (144A)	3,500,000	3,526,354
GS Mortgage Securities Trust 5.391%, 08/10/44 (144A) (a)	258,000	248,787
Independence Plaza Trust 3.763%, 07/10/35 (144A)	2,935,000	2,958,189
Ladder Capital Commercial Mortgage Trust 3.985%, 02/15/36 (144A)	768,000	770,926
Morgan Stanley Bank of America Merrill Lynch Trust 3.669%, 02/15/47	3,000,000	3,018,167
Morgan Stanley Re-REMIC Trust 0.250%, 07/27/49 (144A)	59,693	58,670
RBS Commercial Funding, Inc. Trust 3.260%, 03/11/31 (144A)	531,000	526,493
RR Trust Zero Coupon, 04/26/48 (144A) (c) (i)	8,830,000	6,181,314
UBS-Barclays Commercial Mortgage Trust 3.244%, 04/10/46	2,228,000	2,231,654
VNDO Mortgage Trust
2.996%, 11/15/30 (144A)	1,400,000	1,387,199
3.808%, 12/13/29 (144A)	2,500,000	2,522,861
Wells Fargo Commercial Mortgage Trust
2.710%, 03/18/28 (144A) (a)	1,000,000	991,993
2.819%, 08/15/50	1,068,101	1,065,946
WF-RBS Commercial Mortgage Trust 4.266%, 03/15/45 (144A) (a)	300,000	291,985

		52,630,942

Total Mortgage-Backed Securities (Cost $85,844,717)		85,847,178

Foreign Government—0.9%

Electric — 0.1%
Hydro-Quebec
8.050%, 07/07/24	1,100,000	1,366,251
9.400%, 02/01/21	845,000	955,442

		2,321,693

Provincial—0.0%
Province of Quebec Canada 7.125%, 02/09/24	200,000	238,032

Security Description	Principal Amount*	Value

Sovereign—0.8%
Colombia Government International Bonds 4.000%, 02/26/24 (e)	923,000	$913,770
5.000%, 06/15/45	749,000	713,048
5.625%, 02/26/44	200,000	206,200
7.375%, 09/18/37	200,000	241,900
Israel Government AID Bonds Zero Coupon, 11/01/24	8,960,000	7,594,528
Zero Coupon, 08/15/25	2,500,000	2,056,196
Mexico Government International Bonds 3.600%, 01/30/25	537,000	512,298
3.750%, 01/11/28 (e)	3,137,000	2,936,263
4.125%, 01/21/26	189,000	184,748
4.350%, 01/15/47	228,000	195,396
4.600%, 01/23/46	222,000	196,581
4.600%, 02/10/48 (e)	200,000	177,500
5.550%, 01/21/45	737,000	744,738
5.750%, 10/12/10	500,000	470,000
Panama Government International Bond 4.500%, 04/16/50	350,000	335,125
Republic of South Africa Government Bond 5.875%, 09/16/25	384,000	388,706

		17,866,997

Total Foreign Government (Cost $21,624,025)		20,426,722

Short-Term Investment—0.7%

Repurchase Agreement—0.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $14,871,717; collateralized by U.S. Treasury Note at 2.875%, maturing 09/30/23, with a market value of $15,170,158.	14,870,726	14,870,726

Total Short-Term Investments (Cost $14,870,726)		14,870,726

Securities Lending Reinvestments (k)—3.1%

Certificates of Deposit—2.1%
Banco Del Estado De Chile New York 2.820%, 1M LIBOR + 0.350%, 05/20/19 (a)	1,000,000	999,979
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (a)	3,000,000	3,001,197
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (a)	3,500,000	3,499,668
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (a)	2,000,000	1,999,744
2.740%, 1M LIBOR + 0.270%, 07/19/19 (a)	1,000,000	999,594
China Construction Bank Corp. 2.550%, 01/07/19	1,500,000	1,500,000
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (a)	1,000,000	1,000,003
2.642%, 1M LIBOR + 0.210%, 09/13/19 (a)	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (k)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Industriel et Commercial Zero Coupon, 01/25/19	1,974,456	$1,996,600
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (a)	1,000,000	1,000,025
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (a)	1,000,000	1,000,006
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (a)	3,000,000	2,998,110
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (a)	5,000,000	5,000,040
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (a)	2,000,000	1,999,836
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (a)	2,000,000	1,999,942
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (a)	1,000,000	999,633
Sumitomo Mitsui Banking Corp., New York 2.559%, 1M LIBOR + 0.180%, 03/05/19 (a)	3,000,000	2,999,289
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (a)	2,000,000	1,999,910
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (a)	2,500,000	2,497,620
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (a)	2,500,000	2,500,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (a)	4,000,000	4,003,470
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (a)	2,000,000	1,999,987

		46,994,653

Commercial Paper—0.6%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (a)	1,000,000	999,723
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (a)	2,000,000	2,000,000
ING Funding LLC 2.725%, 3M LIBOR + 0.110%, 05/10/19 (a)	3,000,000	2,999,646
Matchpoint Finance plc 2.890%, 05/08/19	985,470	989,253
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (a)	4,000,000	4,000,980
Westpac Banking Corp. 2.659%, 3M LIBOR + 0.070%, 08/07/19 (a)	1,000,000	999,343

		11,988,945

Repurchase Agreements—0.4%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $2,519,167; collateralized by various Common Stock with an aggregate market value of $2,750,458.	2,500,000	2,500,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $2,506,781; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $2,720,797.	2,500,000	$2,500,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,511,270; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $1,530,000.	1,500,000	1,500,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,518,783; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	2,500,000

		9,000,000

Total Securities Lending Reinvestments (Cost $67,986,675)		67,983,598

Total Investments—102.7% (Cost $2,307,624,281)		2,265,359,178
Other assets and liabilities (net)—(2.7)%		(59,631,865)

Net Assets—100.0%		$2,205,727,313

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	Principal only security.
(d)	Illiquid security. As of December 31, 2018, these securities represent 1.1% of net assets.
(e)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $54,215,451 and the collateral received consisted of cash in the amount of $67,959,926. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(f)	Principal amount of security is adjusted for inflation.
(g)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent less than 0.05% of net assets.
(h)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2018, the market value of restricted securities was $52,510,517 which is 2.4% of net assets. See details shown in the Restricted Securities table that follows.
(j)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(k)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $403,343,159, which is 18.3% of net assets.
(ACES)—	Alternative Credit Enhancement Securities
(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(CMT)—	Constant Maturity Treasury Index
(FEDEFF PRV)—	Effective Federal Funds Rate
(ICE)—	Intercontinental Exchange, Inc.
(LIBOR)—	London Interbank Offered Rate
(REMIC)—	Real Estate Mortgage Investment Conduit

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Air Canada Pass-Through Trust, 3.300%, 01/15/30	12/07/17	$512,000	$512,000	$488,773
BXMT, Ltd., 5.155%, 06/15/35	12/08/17	1,860,000	1,860,000	1,873,264
British Airways Pass-Through Trust, 4.125%, 09/20/31	03/14/18	881,563	881,562	868,956
British Airways Pass-Through Trust, 3.800%, 09/20/31	03/14/18	660,384	660,384	647,453
COOF Securitization Trust, Ltd., 3.137%, 06/25/40	05/16/14	1,179,359	168,796	104,992
CVS Pass-Through Trust, 4.704%, 01/10/36	04/05/18	770,830	774,099	754,797
CVS Pass-Through Trust, 6.204%, 10/10/25	12/11/13	570,260	635,532	606,704
Camillo, 5.000%, 12/05/23	11/17/16	3,506,581	3,507,568	3,498,912
Commercial Mortgage Pass-Through Certificates Mortgage Trust, 0.219%, 07/10/45	07/02/13	119,969,841	1,543,067	1,139,246
Conix Mortgage Asset Trust, 4.704%, 12/25/47	05/16/13	1,078,519	1,078,519	130,285
Continental Credit Card, 4.290%, 01/15/24	12/12/17	1,620,731	1,620,632	1,634,789
DT Asset Trust, 5.840%, 12/16/22	12/21/17	2,000,000	2,000,000	1,998,461
Fort Credit LLC, 5.597%, 12/21/23	11/28/18	5,900,000	5,900,000	5,897,392
Goodgreen Trust, 5.000%, 10/20/51	12/21/17	3,281,535	3,238,268	3,207,044
KGS-Alpha SBA COOF Trust, 1.530%, 03/25/39	04/24/13	4,048,943	261,309	167,136
KGS-Alpha SBA COOF Trust, 0.934%, 08/25/38	02/19/14	4,104,881	163,525	100,057
KGS-Alpha SBA COOF Trust, 0.633%, 05/25/39	01/07/13	4,287,159	114,256	62,550
KGS-Alpha SBA COOF Trust, 3.222%, 04/25/40	10/21/14	979,075	141,354	79,197
LV Tower 52 Issuer LLC, 5.750%, 07/15/19	08/03/15-02/10/17	2,024,899	2,022,623	2,024,899
LV Tower 52 Issuer LLC, 7.750%, 07/15/19	08/03/15-02/10/17	1,057,190	1,056,484	1,057,190
Ocwen Master Advance Receivables Trust, 3.892%, 08/15/49	08/07/18	3,950,000	3,949,999	3,945,375
RR Trust, Zero Coupon, 04/26/48	05/24/18-05/29/18	8,830,000	5,926,793	6,181,314
Rice Park Financing Trust, 4.625%, 10/31/41	11/30/16	3,027,749	3,018,235	3,016,183
Sonoran Auto Receivables Trust, 4.750%, 07/15/24	08/02/18	6,404,090	6,404,090	6,410,109
Tricolor Auto Securitization Trust, 5.050%, 12/15/20	03/09/18	2,385,333	2,382,352	2,384,546
USASF Receivables LLC, 5.750%, 09/15/30	09/06/17	1,107,211	1,104,443	1,095,537
VM DEBT LLC, 7.000%, 10/02/24	03/23/17	3,135,356	3,128,368	3,135,356

				$52,510,517

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,213,089,758	$—	$1,213,089,758
Corporate Bonds & Notes
Aerospace/Defense	—	6,629,871	66,563	6,696,434
Agriculture	—	833,470	—	833,470
Airlines	—	11,291,367	—	11,291,367
Auto Manufacturers	—	12,676,643	—	12,676,643
Banks	—	151,440,743	—	151,440,743
Beverages	—	13,092,873	—	13,092,873
Biotechnology	—	3,840,639	—	3,840,639
Building Materials	—	3,061,374	—	3,061,374
Chemicals	—	9,141,547	—	9,141,547
Commercial Services	—	6,331,025	—	6,331,025
Computers	—	13,984,211	—	13,984,211
Cosmetics/Personal Care	—	1,027,714	—	1,027,714
Distribution/Wholesale	—	195,467	—	195,467
Diversified Financial Services	—	30,442,325	—	30,442,325
Electric	—	44,026,118	—	44,026,118
Electronics	—	751,430	—	751,430
Engineering & Construction	—	397,671	—	397,671
Environmental Control	—	660,080	—	660,080
Food	—	7,146,894	—	7,146,894
Forest Products & Paper	—	1,136,594	—	1,136,594
Gas	—	6,470,460	—	6,470,460
Healthcare-Products	—	4,295,829	—	4,295,829
Healthcare-Services	—	5,342,582	—	5,342,582
Holding Companies-Diversified	—	1,134,955	—	1,134,955
Household Products/Wares	—	580,660	—	580,660
Housewares	—	257,138	—	257,138
Insurance	—	27,157,433	—	27,157,433
Internet	—	3,616,064	—	3,616,064
Iron/Steel	—	1,932,194	—	1,932,194
Machinery-Construction & Mining	—	2,532,032	—	2,532,032
Machinery-Diversified	—	1,602,540	—	1,602,540
Media	—	27,212,941	—	27,212,941
Mining	—	2,652,025	—	2,652,025
Miscellaneous Manufacturing	—	4,539,298	—	4,539,298
Multi-National	—	1,324,060	—	1,324,060
Oil & Gas	—	33,889,909	—	33,889,909
Oil & Gas Services	—	3,198,123	—	3,198,123
Packaging & Containers	—	294,500	—	294,500
Pharmaceuticals	—	20,512,832	—	20,512,832
Pipelines	—	24,105,608	—	24,105,608

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Real Estate	$—	$1,772,050	$—	$1,772,050
Real Estate Investment Trusts	—	23,471,215	—	23,471,215
Retail	—	5,223,534	—	5,223,534
Semiconductors	—	3,573,550	—	3,573,550
Software	—	12,521,339	—	12,521,339
Telecommunications	—	23,414,000	—	23,414,000
Transportation	—	6,988,385	—	6,988,385
Trucking & Leasing	—	2,196,178	—	2,196,178
Water	—	1,469,716	—	1,469,716
Total Corporate Bonds & Notes	—	571,389,206	66,563	571,455,769
Asset-Backed Securities
Asset-Backed - Automobile	—	125,666,899	—	125,666,899
Asset-Backed - Credit Card	—	4,560,486	—	4,560,486
Asset-Backed - Home Equity	—	74,283	—	74,283
Asset-Backed - Other	—	160,372,849	130,285	160,503,134
Asset-Backed - Student Loan	—	880,625	—	880,625
Total Asset-Backed Securities	—	291,555,142	130,285	291,685,427
Total Mortgage-Backed Securities*	—	85,847,178	—	85,847,178
Total Foreign Government*	—	20,426,722	—	20,426,722
Total Short-Term Investment*	—	14,870,726	—	14,870,726
Total Securities Lending Reinvestments*	—	67,983,598	—	67,983,598
Total Investments	$—	$2,265,162,330	$196,848	$2,265,359,178

Collateral for Securities Loaned (Liability)	$—	$(67,959,926)	$—	$(67,959,926)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$2,265,359,178
Receivable for:
Investments sold	35,143
Fund shares sold	477
Principal paydowns	11,721
Interest	11,726,021
Prepaid expenses	6,282

Total Assets	2,277,138,822
Liabilities
Collateral for securities loaned	67,959,926
Payables for:
Fund shares redeemed	2,098,728
Accrued Expenses:
Management fees	772,983
Distribution and service fees	93,426
Deferred trustees’ fees	123,956
Other expenses	362,490

Total Liabilities	71,411,509

Net Assets	$2,205,727,313

Net Assets Consist of:
Paid in surplus	$2,265,589,092
Distributable earnings (Accumulated losses)	(59,861,779)

Net Assets	$2,205,727,313

Net Assets
Class A	$1,771,063,157
Class B	434,664,156
Capital Shares Outstanding*
Class A	176,770,782
Class B	43,476,313
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.02
Class B	10.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,307,624,281.
(b)	Includes securities loaned at value of $54,215,451.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Interest (a)	$71,324,657
Securities lending income	348,361

Total investment income	71,673,018
Expenses
Management fees	12,883,266
Administration fees	83,783
Custodian and accounting fees	258,855
Distribution and service fees—Class B	1,161,698
Audit and tax services	92,951
Legal	46,625
Trustees’ fees and expenses	33,732
Shareholder reporting	69,056
Insurance	15,278
Miscellaneous	26,786

Total expenses	14,672,030
Less management fee waiver	(3,305,548)

Net expenses	11,366,482

Net Investment Income	60,306,536

Net Realized and Unrealized Loss
Net realized loss on investments	(10,236,488)

Net change in unrealized depreciation on investments	(48,666,503)

Net realized and unrealized loss	(58,902,991)

Net Increase in Net Assets From Operations	$1,403,545

(a)	Net of foreign withholding taxes of $330.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$60,306,536	$54,948,973
Net realized gain (loss)	(10,236,488)	2,831,517
Net change in unrealized appreciation (depreciation)	(48,666,503)	24,335,696

Increase in net assets from operations	1,403,545	82,116,186

From Distributions to Shareholders (a)
Class A	(56,508,343)	(51,496,017)
Class B	(12,767,194)	(11,992,691)

Total distributions	(69,275,537)	(63,488,708)

Increase (decrease) in net assets from capital share transactions	(136,931,127)	7,840,277

Total increase (decrease) in net assets	(204,803,119)	26,467,755

Net Assets
Beginning of period	2,410,530,432	2,384,062,677

End of period	$2,205,727,313	$2,410,530,432 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	3,986,619	$40,752,591	3,997,932	$41,077,751
Reinvestments	5,772,047	56,508,343	5,038,749	51,496,017
Redemptions	(20,000,127)	(198,137,116)	(8,348,608)	(86,402,985)

Net increase (decrease)	(10,241,461)	$(100,876,182)	688,073	$6,170,783

Class B
Sales	3,162,301	$31,697,560	4,226,166	$43,389,982
Reinvestments	1,305,439	12,767,194	1,174,603	11,992,691
Redemptions	(8,100,149)	(80,519,699)	(5,227,830)	(53,713,179)

Net increase (decrease)	(3,632,409)	$(36,054,945)	172,939	$1,669,494

Increase (decrease) derived from capital shares transactions		$(136,931,127)		$7,840,277

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $68,632,812 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.30	$10.22	$10.28	$10.47	$10.17

Income (Loss) from Investment Operations
Net investment income (a)	0.26	0.24	0.22	0.20	0.19
Net realized and unrealized gain (loss)	(0.24)	0.12	0.04	(0.13)	0.35

Total income (loss) from investment operations	0.02	0.36	0.26	0.07	0.54

Less Distributions
Distributions from net investment income	(0.30)	(0.28)	(0.32)	(0.26)	(0.18)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.06)

Total distributions	(0.30)	(0.28)	(0.32)	(0.26)	(0.24)

Net Asset Value, End of Period	$10.02	$10.30	$10.22	$10.28	$10.47

Total Return (%) (b)	0.28	3.56	2.49	0.71	5.36

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	0.58	0.57	0.57	0.57
Net ratio of expenses to average net assets (%) (c)	0.44	0.44	0.44	0.44	0.44
Ratio of net investment income to average net assets (%)	2.62	2.34	2.09	1.93	1.82
Portfolio turnover rate (%)	24	23	18	9	10
Net assets, end of period (in millions)	$1,771.1	$1,926.3	$1,905.2	$2,008.9	$2,766.8

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$10.28	$10.20	$10.26	$10.45	$10.15

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.21	0.19	0.18	0.16
Net realized and unrealized gain (loss)	(0.24)	0.13	0.05	(0.13)	0.35

Total income (loss) from investment operations	0.00	0.34	0.24	0.05	0.51

Less Distributions
Distributions from net investment income	(0.28)	(0.26)	(0.30)	(0.24)	(0.15)
Distributions from net realized capital gains	0.00	0.00	0.00	0.00	(0.06)

Total distributions	(0.28)	(0.26)	(0.30)	(0.24)	(0.21)

Net Asset Value, End of Period	$10.00	$10.28	$10.20	$10.26	$10.45

Total Return (%) (b)	0.02	3.31	2.23	0.48	5.09

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.83	0.82	0.82	0.82
Net ratio of expenses to average net assets (%) (c)	0.69	0.69	0.69	0.69	0.69
Ratio of net investment income to average net assets (%)	2.37	2.09	1.84	1.69	1.58
Portfolio turnover rate (%)	24	23	18	9	10
Net assets, end of period (in millions)	$434.7	$484.2	$478.9	$480.8	$492.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Core Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to the authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $14,870,726. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $9,000,000. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-36

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31-90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(17,852,808)	$—	$—	$—	$(17,852,808)
Foreign Government	(5,017,644)	—	—	—	(5,017,644)
U.S. Treasury & Government Agencies	(45,089,474)	—	—	—	(45,089,474)
Total	$(67,959,926)	$—	$—	$—	$(67,959,926)
Total Borrowings	$(67,959,926)	$—	$—	$—	$(67,959,926)
Gross amount of recognized liabilities for securities lending transactions					$(67,959,926)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$233,046,412	$313,975,671	$372,192,668	$321,650,105

BHFTI-37

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2018 were $12,883,266.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.140%	ALL

An identical agreement was in place for the period November 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 amounted to $3,279,377 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser had voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser had agreed to reduce its advisory fee by the same amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. This voluntary agreement was terminated in September 2018. $26,171 was waived in the aggregate for the year ended December 31, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations. This waiver had no impact on the net ratio of expenses to average net assets as shown in the Financial Highlights for the year ended December 31, 2018.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$2,321,340,813
Gross unrealized appreciation	9,863,467
Gross unrealized depreciation	(65,845,102)

Net unrealized appreciation (depreciation)	$(55,981,635)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$69,275,537	$63,488,708	$—	$—	$69,275,537	$63,488,708

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$71,229,035	$—	$(55,981,635)	$(74,985,223)	$(59,737,823)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $4,724,850 and accumulated long-term capital losses of $70,260,373.

8. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08 “Premium Amortization of Purchased Callable Debt Securities”, which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-39

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Core Bond Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the JPMorgan Core Bond Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the JPMorgan Core Bond Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-40

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-41

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-42

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-43

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-44

Brighthouse Funds Trust I

JPMorgan Core Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

JPMorgan Core Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board took into account that the Portfolio outperformed the median of its Performance Universe for the one-year and three-year periods ended June 30, 2018, and underperformed the median of its Performance Universe for the five-year period ended June 30, 2018. The Board also took into account that the Portfolio outperformed the average of its Morningstar Category for the one-year period ended June 30, 2018, and underperformed the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2018. The Board considered that the Portfolio underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three-, and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-45

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Asset Management

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class B shares of the JPMorgan Global Active Allocation Portfolio returned -7.19%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.21%.

MARKET ENVIRONMENT / CONDITIONS

2018 was a challenging year for risk assets across the board. On a relative basis, U.S. large-cap equity had been the sole performing equity market going into the fourth quarter and was the best-performing equity market for the year on a relative basis, returning -4.4% as measured by the S&P 500 Index. Global equity markets were down 8.2% for the year, as measured by the MSCI World Index. Developed international equity markets were down 13.4% as measured by the MSCI EAFE Index while emerging markets returned 14.2% as measured by the MSCI Emerging Markets Index. The end-of-year rally in sovereign bonds, driven by lower oil prices and expectations of a moderated pace of monetary tightening in 2019, pushed 2018 high-grade fixed income returns into positive territory. U.S. fixed income markets, measured by the Bloomberg Barclays U.S. Aggregate Bond Index, were flat on the year, returning 0.01%.

A pickup in volatility, driven by tightening financial conditions and fears of declining global growth, underscored a difficult year for equity markets. Early in the year, above-trend global growth was offset by increased trade tensions between the U.S. and China, along with concerns over European populism. Towards mid-year, solid earnings revisions and cycle-high consumer confidence within the U.S. led to a divergence between U.S. equity performance and the rest of the world. U.S. equity markets produced double-digit returns through the third quarter, while U.S. dollar strength and rising U.S. rates were a headwind for international and emerging markets. Global equities struggled mightily to close out the year, as concerns in the fourth quarter over late-cycle slowing, tightening global liquidity, trade protectionism, corporate leverage, and political gridlock all coalesced to drive a re-pricing of growth prospects.

Developed market government bonds produced modest returns in 2018, while credit markets struggled, particularly in the fourth quarter as high-yield credit spreads widened to 24-month highs on the back of declining equity markets. The 10-year U.S. Treasury yield moved from 2.46% to a high of 3.24% in November, before retreating to 2.68% to end the year, with part of the year-end rally due to the Federal Reserve (the “Fed”) lowering interest rate expectations in 2019 from four to three hikes. Over the year, the Fed raised the fed funds target rate four times, 25 basis points (“bps”) each, moving from 1.50% to 2.50%. Corporate investment-grade credit struggled as a result of high supply, long duration, and weakening fundamentals. High-yield markets faced headwinds due to the asset class’s exposure to oil, as oil prices collapsed in the fourth quarter. Emerging markets debt fell over the year, both in local and hard currency terms, due to a combination of a rising U.S. dollar and global trade concerns.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The foundation of the JPMorgan Global Active Allocation Portfolio is a diversified, growth-oriented asset allocation that reduces exposure to extreme market events, specifically those associated with significant sustained drawdowns. The Portfolio’s long-term Strategic Asset Allocation has exposure of 50% to global equities, 25% to investment-grade fixed income, 20% to convertible debt securities and 5% to commodities. The Portfolio seeks to generate consistent capital appreciation over time with better protection against volatility through asset allocation, both strategic and tactical, as well as through employing a de-risking framework, Systematic Exposure Management (“SEM”). SEM aims to reduce the Portfolio’s exposure to asset classes exhibiting negative returns or elevated volatility. Portfolio allocations are not only adjusted based on SEM but also on our tactical asset allocation views. These views are informed by quantitative and qualitative inputs and seek to improve upon the Strategic Asset Allocation. These tactical asset allocation views aim to add additional returns within the Portfolio. As a final element to the Portfolio’s construction, an extended-duration exposure is achieved through a 10-year interest rate swap. This extended-duration profile provides further balancing of Portfolio risk and additional diversification benefits.

The Portfolio began the year with SEM, the primary risk management model, suggesting moderate de-risking in fixed income. While global equity markets were generally volatile throughout the year, momentum signals did not suggest de-risking in equity markets in the first half of the year. However, at the end of the third quarter, in addition to substantial de-risking in fixed income, equity markets began to exhibit negative momentum, with emerging markets ending in a moderately de-risked position. By the end of the year, the Portfolio de-risking had extended across all equity markets as well as fixed income and convertibles. Aside from SEM activity, we expressed various tactical overweights and underweights during the first half of the year. Tactically, the Portfolio was overweight to equities throughout much of the year while it also expressed an underweight to global duration. By the end of the year, the Portfolio had dramatically reduced its equity overweight to an underweight position reflecting a more cautious tone. Overall, SEM activity contributed to Portfolio performance for the year, while asset allocation decisions detracted because of overweights to equity markets.

The Portfolio’s underperformance relative to the Dow Jones Moderate Index was driven by its higher allocation to developed international and emerging market equities, which underperformed U.S. equities during the period. Asset allocation decisions had an overall negative impact on the Portfolio over the period, primarily due to our emphasis on non-U.S. equity markets. The Portfolio was underweight to duration relative to the Index during the period, which helped performance as rates ended the year higher than where they began. The Portfolio’s higher allocation to commodities relative to the Dow Jones Moderate Index was a headwind against performance as commodities underperformed global equities during the period.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Managed by J.P. Morgan Asset Management

Portfolio Manager Commentary*—(Continued)

The higher allocation to convertible bonds, which outperformed broader equity markets, benefited performance. Security selection decisions had a negative impact on Portfolio performance for the period.

Derivatives may be used in the Portfolio to implement tactical decisions. Derivative usage is also permissible for purposes such as hedging, cash management as a substitute for purchasing or selling securities, and to manage Portfolio characteristics. During 2018, the Portfolio utilized equity futures, Treasury futures, and commodity futures for hedging and investment purposes. The Portfolio also utilized interest rate swaps and currency forwards solely for hedging purposes. All derivatives acted as the Portfolio managers expected over the period.

At the end of December, the Portfolio had an underweight equity allocation with a modest overweight to the U.S. The Portfolio was de-risked in fixed income, U.S. equities, developed international equities, emerging market equities, and convertibles given negative momentum. With respect to its other allocations, the Portfolio held a neutral weight to commodities.

Michael Feser

Jeffrey Geller

Grace Koo

Jonathan Cummings

Portfolio Managers

J.P. Morgan Asset Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	Since Inception[2]
JPMorgan Global Active Allocation Portfolio
Class B	-7.19	3.76	5.32
Dow Jones Moderate Index	-5.21	4.11	5.87

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Equity Sectors

% of Net Assets
Financials	8.1
Information Technology	4.4
Consumer Discretionary	3.9
Industrials	3.9
Health Care	3.6

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	18.0
Convertible Bonds	17.8
U.S. Treasury & Government Agencies	7.0
Asset-Backed Securities	1.4
Mortgage-Backed Securities	0.3

Top Equity Holdings

% of Net Assets
Wells Fargo & Co., Series L	0.8
Microsoft Corp.	0.5
Roche Holding AG	0.4
Royal Dutch Shell plc	0.4
Alphabet, Inc.	0.4

Top Fixed Income Issuers

% of Net Assets
U.S. Treasury Coupon Strips	2.2
U.S. Treasury Notes	1.5
Fannie Mae Pool	1.3
Intel Corp.	0.9
Priceline Group, Inc. (The)	0.9

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Global Active Allocation Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class B (a)	Actual	0.96%	$1,000.00	$957.40	$4.74
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—33.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.4%
Airbus SE	14,448	$1,381,820
Boeing Co. (The)	5,029	1,621,852
Dassault Aviation S.A.	413	571,882
General Dynamics Corp.	6,785	1,066,670
Northrop Grumman Corp.	1,963	480,739
Thales S.A.	13,054	1,518,527
United Technologies Corp.	10,977	1,168,831

		7,810,321

Air Freight & Logistics—0.1%
Cia de Distribucion Integral Logista Holdings S.A.	5,802	145,021
Deutsche Post AG	31,698	868,174
Yamato Holdings Co., Ltd.	28,900	787,561

		1,800,756

Airlines—0.4%
Delta Air Lines, Inc.	32,510	1,622,249
Deutsche Lufthansa AG	22,410	505,396
International Consolidated Airlines Group S.A.	183,214	1,437,837
Japan Airlines Co., Ltd.	24,800	878,393
Qantas Airways, Ltd.	311,011	1,269,619
Ryanair Holdings plc (ADR) (a) (b)	14,878	1,061,396
Southwest Airlines Co.	7,764	360,871
United Continental Holdings, Inc. (a)	1,589	133,047

		7,268,808

Auto Components—0.3%
Aptiv plc	2,547	156,819
BorgWarner, Inc.	2,891	100,433
Bridgestone Corp.	66,800	2,563,673
FCC Co., Ltd.	4,000	94,527
Magna International, Inc.	7,515	341,557
NGK Spark Plug Co., Ltd.	40,900	806,815
Sumitomo Electric Industries, Ltd.	54,300	716,825
Toyota Boshoku Corp.	16,400	244,162
TS Tech Co., Ltd.	11,100	309,810

		5,334,621

Automobiles—0.8%
Astra International Tbk PT	2,119,100	1,219,866
Daimler AG	33,826	1,778,458
Fiat Chrysler Automobiles NV (a)	88,829	1,291,463
Ford Motor Co.	32,759	250,606
Honda Motor Co., Ltd.	61,500	1,607,066
Mahindra & Mahindra, Ltd. (GDR)	152,300	1,728,605
Peugeot S.A.	71,323	1,516,131
Renault S.A.	19,431	1,209,625
Suzuki Motor Corp.	4,600	232,762
Tesla, Inc. (a)	1,624	540,467
Toyota Motor Corp.	94,700	5,500,249

		16,875,298

Banks—3.5%
ABN AMRO Group NV	58,675	1,374,364
Australia & New Zealand Banking Group, Ltd.	103,686	1,786,629

Banks—(Continued)
Banco Santander Chile (ADR)	30,340	907,166
Banco Santander S.A.	183,374	827,538
Bank Central Asia Tbk PT	686,600	1,241,206
Bank of America Corp.	155,830	3,839,651
Bank Rakyat Indonesia Persero Tbk PT	6,453,500	1,647,324
Bankia S.A.	288,244	839,361
BNP Paribas S.A.	38,946	1,754,057
BOC Hong Kong Holdings, Ltd.	335,500	1,239,164
Capitec Bank Holdings, Ltd.	11,210	866,965
Citigroup, Inc.	35,379	1,841,831
Citizens Financial Group, Inc.	21,692	644,903
Commonwealth Bank of Australia	6,833	348,741
Credicorp, Ltd.	7,050	1,562,773
DBS Group Holdings, Ltd.	207,900	3,591,990
DNB ASA	90,478	1,451,262
East West Bancorp, Inc.	10,904	474,651
Erste Group Bank AG (a)	22,191	739,411
Fifth Third Bancorp	13,111	308,502
First Republic Bank	6,996	607,952
Grupo Financiero Banorte S.A.B. de C.V. - Class O	123,340	602,084
Hang Seng Bank, Ltd.	67,700	1,512,112
HDFC Bank, Ltd. (ADR)	65,106	6,744,331
HSBC Holdings plc	307,620	2,524,443
Huntington Bancshares, Inc. (b)	16,501	196,692
ING Groep NV	110,943	1,188,957
Israel Discount Bank, Ltd. - Class A	122,949	378,906
Itau Unibanco Holding S.A. (ADR)	253,920	2,320,829
KeyCorp	46,605	688,822
Lloyds Banking Group plc	951,969	629,038
M&T Bank Corp.	5,387	771,041
Mitsubishi UFJ Financial Group, Inc.	561,400	2,768,342
Mizuho Financial Group, Inc.	769,600	1,199,476
National Australia Bank, Ltd.	9,717	164,887
Oversea-Chinese Banking Corp., Ltd.	231,200	1,899,003
PNC Financial Services Group, Inc. (The)	7,583	886,528
Public Bank Bhd	154,600	924,798
Regions Financial Corp.	15,240	203,911
Resona Holdings, Inc.	104,600	500,356
Sberbank of Russia PJSC	71,260	190,579
Sberbank of Russia PJSC (ADR)	163,220	1,788,891
Siam Commercial Bank PCL (The)	289,800	1,188,216
Standard Chartered plc	210,396	1,626,292
Sumitomo Mitsui Financial Group, Inc.	80,300	2,648,040
SunTrust Banks, Inc.	23,404	1,180,498
Svenska Handelsbanken AB - A Shares	147,446	1,633,362
U.S. Bancorp	11,425	522,122
UniCredit S.p.A.	9,725	110,320
United Overseas Bank, Ltd.	91,600	1,641,820
Wells Fargo & Co.	61,172	2,818,806
Westpac Banking Corp.	20,892	368,480

		69,717,423

Beverages—0.8%
Ambev S.A. (ADR)	265,640	1,041,309
Anheuser-Busch InBev S.A.	29,981	1,984,211
Asahi Group Holdings, Ltd.	16,000	624,951

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Beverages—(Continued)
Coca-Cola Co. (The)	36,618	$1,733,862
Coca-Cola European Partners plc	33,091	1,517,222
Constellation Brands, Inc. - Class A	473	76,068
Diageo plc	16,514	586,966
Fomento Economico Mexicano S.A.B. de C.V. (ADR)	12,200	1,049,810
Heineken NV	6,973	614,582
Keurig Dr Pepper, Inc. (b)	8,890	227,940
Kirin Holdings Co., Ltd.	49,600	1,043,329
Molson Coors Brewing Co. - Class B	14,658	823,193
PepsiCo, Inc.	14,047	1,551,912
Pernod-Ricard S.A.	11,537	1,894,346
Royal Unibrew A/S	9,431	649,363
Tsingtao Brewery Co., Ltd. - Class H	158,000	638,775

		16,057,839

Biotechnology—0.3%
AbbVie, Inc. (b)	3,693	340,458
Alexion Pharmaceuticals, Inc. (a)	4,050	394,308
Amgen, Inc. (b)	1,922	374,156
Biogen, Inc. (a)	2,825	850,099
Celgene Corp. (a)	6,490	415,944
CSL, Ltd.	5,655	738,521
Exact Sciences Corp. (a) (b)	6,207	391,662
Exelixis, Inc. (a)	16,835	331,144
Gilead Sciences, Inc.	10,103	631,943
Intercept Pharmaceuticals, Inc. (a)	2,621	264,170
Sage Therapeutics, Inc. (a)	1,338	128,167
Shire plc	12,729	739,745
Spark Therapeutics, Inc. (a) (b)	3,803	148,849
Vertex Pharmaceuticals, Inc. (a)	6,756	1,119,537

		6,868,703

Building Products—0.2%
Daikin Industries, Ltd.	15,700	1,652,128
Fortune Brands Home & Security, Inc.	6,105	231,929
Lennox International, Inc.	3,516	769,512
Masco Corp.	15,056	440,237

		3,093,806

Capital Markets—1.0%
3i Group plc	176,597	1,733,913
Ameriprise Financial, Inc.	726	75,773
Bank of New York Mellon Corp. (The)	2,855	134,385
BlackRock, Inc.	882	346,467
Charles Schwab Corp. (The)	38,760	1,609,703
CME Group, Inc. (b)	2,349	441,894
Credit Suisse Group AG (a)	97,341	1,072,712
Deutsche Bank AG	27,018	215,608
Deutsche Boerse AG	8,655	1,040,827
Euronext NV	11,555	663,615
Flow Traders	6,872	219,497
Goldman Sachs Group, Inc. (The)	2,558	427,314
Hong Kong Exchanges and Clearing, Ltd.	53,300	1,529,546
IG Group Holdings plc	34,269	248,475
Intercontinental Exchange, Inc.	8,909	671,115

Capital Markets—(Continued)
Invesco, Ltd.	12,379	207,224
Macquarie Group, Ltd.	26,525	2,029,694
Morgan Stanley	43,231	1,714,109
Nasdaq, Inc.	6,456	526,616
Northern Trust Corp.	4,012	335,363
Partners Group Holding AG	2,208	1,342,093
S&P Global, Inc.	3,577	607,875
SBI Holdings, Inc.	35,700	696,850
State Street Corp.	2,824	178,110
T. Rowe Price Group, Inc. (b)	13,954	1,288,233
TD Ameritrade Holding Corp.	10,099	494,447
Tokai Tokyo Financial Holdings, Inc.	27,300	117,676
UBS Group AG (a)	74,255	926,922

		20,896,056

Chemicals—0.7%
AdvanSix, Inc. (a)	5,252	127,834
Air Liquide S.A.	21,376	2,646,464
Akzo Nobel NV	16,840	1,353,643
Arkema S.A.	6,001	512,105
Asahi Kasei Corp.	52,500	535,663
BASF SE	7,703	533,052
Celanese Corp. (b)	3,948	355,201
Chr Hansen Holding A/S	6,964	616,758
Covestro AG	19,437	961,593
Daicel Corp.	101,600	1,044,077
DowDuPont, Inc.	29,213	1,562,311
Eastman Chemical Co.	8,863	647,974
Evonik Industries AG	19,203	479,619
KH Neochem Co., Ltd.	9,000	186,456
Linde plc	1,571	245,139
Mitsubishi Chemical Holdings Corp.	71,800	540,163
Mitsubishi Gas Chemical Co., Inc.	19,200	286,838
Sumitomo Bakelite Co., Ltd.	6,600	225,746
Tokai Carbon Co., Ltd. (b)	48,000	539,315
Tokuyama Corp.	14,100	309,068
Toray Industries, Inc.	121,400	848,204
Ube Industries, Ltd.	3,000	60,461

		14,617,684

Commercial Services & Supplies—0.1%
Cintas Corp.	408	68,540
Copart, Inc. (a)	10,255	489,984
Waste Connections, Inc.	20,256	1,504,008

		2,062,532

Communications Equipment—0.1%
Arista Networks, Inc. (a)	1,712	360,718
Cisco Systems, Inc.	24,388	1,056,732
CommScope Holding Co., Inc. (a)	14,813	242,785
Motorola Solutions, Inc.	664	76,387
Nokia Oyj	75,950	438,832

		2,175,454

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Construction & Engineering—0.3%
ACS Actividades de Construccion y Servicios S.A.	38,031	$1,462,037
CIMIC Group, Ltd.	19,411	593,452
Eiffage S.A.	12,081	1,010,705
Kumagai Gumi Co., Ltd.	4,900	146,423
Kyowa Exeo Corp.	11,300	263,465
Shimizu Corp.	36,300	298,324
Taisei Corp.	21,400	909,824
Vinci S.A.	17,176	1,411,486

		6,095,716

Construction Materials—0.2%
CRH plc	15,799	416,469
LafargeHolcim, Ltd. (a)	31,838	1,315,617
Martin Marietta Materials, Inc. (b)	4,154	713,948
Siam Cement PCL (The)	64,500	863,698
Vulcan Materials Co.	3,770	372,476

		3,682,208

Consumer Finance—0.1%
Ally Financial, Inc.	7,973	180,668
American Express Co.	7,631	727,387
Capital One Financial Corp.	25,102	1,897,460

		2,805,515

Containers & Packaging—0.2%
Avery Dennison Corp.	7,249	651,178
Ball Corp.	26,413	1,214,470
Graphic Packaging Holding Co. (b)	27,398	291,515
Packaging Corp. of America	4,759	397,186
WestRock Co.	17,056	644,034

		3,198,383

Distributors—0.0%
Genuine Parts Co.	2,806	269,432
LKQ Corp. (a)	14,067	333,810

		603,242

Diversified Consumer Services—0.0%
H&R Block, Inc. (b)	2,656	67,383

Diversified Financial Services — 0.3%
Berkshire Hathaway, Inc. - Class B (a)	11,730	2,395,032
EXOR NV	14,707	794,727
FirstRand, Ltd.	422,210	1,923,646
Mitsubishi UFJ Lease & Finance Co., Ltd.	56,600	271,206
ORIX Corp.	58,100	844,171
Plus500, Ltd.	14,326	250,174
Voya Financial, Inc.	2,590	103,963

		6,582,919

Diversified Telecommunication Services—0.5%
AT&T, Inc.	15,457	441,143
Deutsche Telekom AG	94,145	1,599,208
Nippon Telegraph & Telephone Corp.	64,900	2,642,472

Diversified Telecommunication Services—(Continued)
Sunrise Communications Group AG (a)	6,175	543,761
Telecom Italia S.p.A. (a)	887,751	491,797
Telefonica S.A.	88,371	745,873
Telenor ASA	90,819	1,753,160
Verizon Communications, Inc.	46,613	2,620,583

		10,837,997

Electric Utilities—0.8%
American Electric Power Co., Inc.	9,219	689,028
CLP Holdings, Ltd.	144,500	1,628,915
Duke Energy Corp. (b)	3,749	323,539
Edison International	3,925	222,822
Endesa S.A.	72,443	1,667,317
Enel S.p.A.	400,198	2,308,771
Evergy, Inc.	1,891	107,352
Eversource Energy (b)	5,101	331,769
Exelon Corp.	22,028	993,463
Iberdrola S.A.	338,596	2,709,255
Kansai Electric Power Co., Inc. (The)	59,600	894,945
Kyushu Electric Power Co., Inc.	16,000	190,252
NextEra Energy, Inc.	11,703	2,034,215
PG&E Corp. (a)	1,889	44,864
Red Electrica Corp. S.A.	43,426	967,298
Verbund AG	5,381	229,624
Xcel Energy, Inc.	33,094	1,630,541

		16,973,970

Electrical Equipment—0.2%
Eaton Corp. plc	13,229	908,303
Fuji Electric Co., Ltd.	22,000	641,508
Mabuchi Motor Co., Ltd.	33,300	1,017,877
Schneider Electric SE	25,576	1,740,626

		4,308,314

Electronic Equipment, Instruments & Components—0.3%
Amphenol Corp. - Class A	4,849	392,866
Arrow Electronics, Inc. (a)	6,679	460,517
Corning, Inc.	15,817	477,832
Delta Electronics, Inc.	249,867	1,046,117
Hitachi, Ltd.	56,700	1,507,188
Japan Aviation Electronics Industry, Ltd.	12,000	137,676
Jenoptik AG	7,410	193,417
Keyence Corp.	700	352,787
Largan Precision Co., Ltd.	6,000	628,851
TE Connectivity, Ltd.	2,210	167,142
V Technology Co., Ltd.	1,200	137,286
Zebra Technologies Corp. - Class A (a)	2,240	356,675

		5,858,354

Entertainment—0.3%
Capcom Co., Ltd.	32,700	651,847
Electronic Arts, Inc. (a)	6,994	551,897
Netflix, Inc. (a)	6,424	1,719,448
Nintendo Co., Ltd.	4,100	1,083,264
Spotify Technology S.A. (a)	3,458	392,483

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Entertainment—(Continued)
Take-Two Interactive Software, Inc. (a)	3,958	$407,436
Tomy Co., Ltd.	17,700	175,923
Walt Disney Co. (The) (b)	14,665	1,608,017

		6,590,315

Equity Real Estate Investment Trusts—0.4%
American Homes 4 Rent Trust - Class A (b)	14,349	284,828
AvalonBay Communities, Inc.	3,643	634,064
Brixmor Property Group, Inc.	25,523	374,933
Corepoint Lodging, Inc.	8,837	108,253
Dexus	135,362	1,012,334
Digital Realty Trust, Inc.	1,014	108,042
EastGroup Properties, Inc. (b)	2,796	256,477
Equinix, Inc.	577	203,427
Equity Residential	2,774	183,112
Federal Realty Investment Trust	5,112	603,421
Goodman Group	128,777	963,892
Host Hotels & Resorts, Inc.	11,090	184,870
Kimco Realty Corp.	22,096	323,706
Mid-America Apartment Communities, Inc.	5,484	524,819
Outfront Media, Inc.	16,810	304,597
Prologis, Inc.	12,605	740,166
Public Storage	2,524	510,883
Rayonier, Inc.	10,474	290,025
Ventas, Inc.	3,258	190,886
Vornado Realty Trust	7,906	490,409
Weyerhaeuser Co.	7,006	153,151

		8,446,295

Food & Staples Retailing—0.6%
Bid Corp., Ltd.	75,189	1,381,288
Coles Group, Ltd. (a)	53,242	440,262
Koninklijke Ahold Delhaize NV	87,688	2,212,155
Kroger Co. (The)	8,828	242,770
Metcash, Ltd.	173,942	300,149
President Chain Store Corp.	162,000	1,636,767
Raia Drogasil S.A.	32,320	475,765
Seven & i Holdings Co., Ltd.	43,400	1,889,739
Shoprite Holdings, Ltd.	66,080	868,627
Tesco plc	279,913	678,268
Wal-Mart de Mexico S.A.B. de C.V.	415,644	1,057,101
Walgreens Boots Alliance, Inc.	8,820	602,671

		11,785,562

Food Products—0.6%
Austevoll Seafood ASA	15,897	196,148
Leroy Seafood Group ASA	56,113	429,688
Marine Harvest ASA	24,573	517,287
Mondelez International, Inc. - Class A	31,355	1,255,141
Nestle S.A.	86,425	7,026,426
Post Holdings, Inc. (a) (b)	5,402	481,480
Salmar ASA	16,948	838,235
Tiger Brands, Ltd.	27,870	530,414

		11,274,819

Gas Utilities—0.0%
Tokyo Gas Co., Ltd.	21,900	553,841

Health Care Equipment & Supplies—0.3%
Becton Dickinson & Co.	1,923	433,290
Boston Scientific Corp. (a)	39,560	1,398,050
Danaher Corp.	3,891	401,240
DexCom, Inc. (a)	3,626	434,395
Intuitive Surgical, Inc. (a)	1,652	791,176
Koninklijke Philips NV	13,086	461,191
Medtronic plc	17,673	1,607,536
Olympus Corp.	5,600	171,238
Zimmer Biomet Holdings, Inc.	9,091	942,918

		6,641,034

Health Care Providers & Services—0.5%
Acadia Healthcare Co., Inc. (a) (b)	8,738	224,654
Alfresa Holdings Corp.	15,100	390,656
AmerisourceBergen Corp.	3,692	274,685
Anthem, Inc.	2,877	755,586
Centene Corp. (a)	3,470	400,091
Cigna Corp.	6,719	1,276,072
CVS Health Corp.	9,228	604,619
HCA Healthcare, Inc.	1,805	224,632
Medipal Holdings Corp.	9,900	214,154
Ship Healthcare Holdings, Inc.	3,600	133,638
UnitedHealth Group, Inc.	19,239	4,792,820

		9,291,607

Health Care Technology—0.1%
Evolent Health, Inc. - Class A (a) (b)	14,656	292,387
Teladoc Health, Inc. (a) (b)	7,572	375,344
Veeva Systems, Inc. - Class A (a)	4,829	431,327

		1,099,058

Hotels, Restaurants & Leisure—0.3%
Brinker International, Inc. (b)	4,125	181,418
Hilton Worldwide Holdings, Inc.	17,419	1,250,684
InterContinental Hotels Group plc	19,810	1,066,153
Royal Caribbean Cruises, Ltd.	1,405	137,395
Sands China, Ltd.	273,200	1,183,098
Sodexo S.A.	12,225	1,250,298
Whitbread plc	8,822	513,547
Yum! Brands, Inc.	7,458	685,539

		6,268,132

Household Durables—0.4%
Barratt Developments plc	214,679	1,267,179
Berkeley Group Holdings plc	16,087	713,541
Bovis Homes Group plc	22,867	251,272
Lennar Corp. - Class A	8,081	316,371
Panasonic Corp.	98,800	886,501
Persimmon plc	20,577	504,124
Redrow plc	128,386	801,498
Sony Corp.	50,700	2,441,555
Taylor Wimpey plc	343,799	594,674

		7,776,715

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.1%
Clorox Co. (The)	1,415	$218,108
Energizer Holdings, Inc.	5,997	270,765
Procter & Gamble Co. (The)	14,448	1,328,060
Unicharm Corp.	11,700	377,993
Unilever Indonesia Tbk PT	160,000	506,104

		2,701,030

Independent Power and Renewable Electricity Producers—0.0%
Electric Power Development Co., Ltd.	13,900	329,232
ERG S.p.A.	14,345	270,620

		599,852

Industrial Conglomerates—0.4%
Bidvest Group, Ltd. (The)	66,959	963,883
Carlisle Cos., Inc.	2,984	299,952
CK Hutchison Holdings, Ltd.	110,000	1,051,192
Honeywell International, Inc.	15,314	2,023,286
Jardine Matheson Holdings, Ltd.	29,800	2,074,912
KOC Holding A/S	111,570	297,981
Siemens AG	8,254	920,562

		7,631,768

Insurance—2.1%
Ageas	32,477	1,459,034
AIA Group, Ltd.	788,200	6,483,937
Alleghany Corp.	342	213,175
Allianz SE	15,222	3,054,544
Allstate Corp. (The)	2,326	192,197
American International Group, Inc.	33,019	1,301,279
ASR Nederland NV	36,049	1,422,883
Assicurazioni Generali S.p.A.	74,466	1,246,073
Aviva plc	176,099	839,895
AXA S.A.	36,071	777,172
Chubb, Ltd.	4,243	548,111
Dai-ichi Life Holdings, Inc.	46,800	725,180
Everest Re Group, Ltd.	900	195,984
Fairfax Financial Holdings, Ltd.	587	258,327
Hannover Rueck SE	6,252	842,766
Hartford Financial Services Group, Inc. (The)	21,914	974,077
HDFC Standard Life Insurance Co., Ltd.	183,650	1,015,111
Legal & General Group plc	503,076	1,476,165
Lincoln National Corp.	9,535	489,241
Loews Corp.	20,611	938,213
Marsh & McLennan Cos., Inc.	7,570	603,707
Muenchener Rueckversicherungs-Gesellschaft AG	6,377	1,391,661
NN Group NV	11,231	446,148
Ping An Insurance Group Co. of China, Ltd. - Class H	430,000	3,775,653
Principal Financial Group, Inc.	3,136	138,517
Progressive Corp. (The)	11,541	696,269
Prudential Financial, Inc.	8,633	704,021
Prudential plc	94,756	1,693,012
Sampo Oyj - A Shares	15,146	665,836
Sanlam, Ltd.	138,230	766,576
Sompo Holdings, Inc.	22,100	745,977
Swiss Re AG	14,343	1,317,863

Insurance—(Continued)
T&D Holdings, Inc.	80,700	930,987
Tokio Marine Holdings, Inc.	29,400	1,397,545
Topdanmark A/S	7,467	347,898
Travelers Cos., Inc. (The)	4,903	587,134
Unum Group	3,968	116,580
Zurich Insurance Group AG	2,035	608,037

		41,386,785

Interactive Media & Services—0.9%
Alphabet, Inc. - Class A (a)	2,385	2,492,230
Alphabet, Inc. - Class C (a)	5,113	5,295,074
Baidu, Inc. (ADR) (a)	9,740	1,544,764
Facebook, Inc. - Class A (a)	11,579	1,517,891
NAVER Corp.	8,250	898,901
Tencent Holdings, Ltd.	150,200	5,953,782

		17,702,642

Internet & Direct Marketing Retail—0.7%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	28,429	3,896,763
Amazon.com, Inc. (a)	4,935	7,412,222
Booking Holdings, Inc. (a)	171	294,534
Expedia Group, Inc.	7,243	815,924
JD.com, Inc. (ADR) (a) (b)	40,030	837,828
MercadoLibre, Inc.	4,210	1,232,898
Wayfair, Inc. - Class A (a) (b)	2,553	229,974

		14,720,143

IT Services—1.2%
Accenture plc - Class A	1,124	158,495
Alliance Data Systems Corp.	1,327	199,156
Amadeus IT Group S.A.	13,600	946,956
Automatic Data Processing, Inc.	10,098	1,324,050
CANCOM SE	6,014	197,476
Capgemini SE	24,396	2,408,495
Computacenter plc	10,007	127,974
Computershare, Ltd.	76,854	930,468
Fidelity National Information Services, Inc.	8,349	856,190
First Data Corp. - Class A (a)	6,375	107,801
Fujitsu, Ltd.	13,700	858,864
Global Payments, Inc.	7,298	752,643
GoDaddy, Inc. - Class A (a)	9,376	615,253
Infosys, Ltd. (ADR) (b)	274,440	2,612,669
MasterCard, Inc. - Class A	8,978	1,693,700
Nihon Unisys, Ltd.	9,600	213,056
Nomura Research Institute, Ltd.	13,000	477,877
Otsuka Corp.	25,100	687,176
PayPal Holdings, Inc. (a)	22,134	1,861,248
Square, Inc. - Class A (a)	1,713	96,082
Tata Consultancy Services, Ltd.	116,160	3,154,482
Visa, Inc. - Class A	23,157	3,055,335
Worldpay, Inc. - Class A (a)	4,391	335,604

		23,671,050

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	2,124	$143,285
Gerresheimer AG	2,858	187,486
Illumina, Inc. (a)	3,025	907,288
Thermo Fisher Scientific, Inc.	2,560	572,902

		1,810,961

Machinery—0.7%
Alstom S.A.	31,520	1,269,554
Cargotec Oyj - B Shares	14,482	442,305
Caterpillar, Inc.	6,375	810,071
Cummins, Inc.	3,005	401,588
Deere & Co.	4,213	628,453
DMG Mori Co., Ltd. (b)	72,900	813,637
Dover Corp.	5,165	366,457
Illinois Tool Works, Inc.	3,547	449,370
Ingersoll-Rand plc	5,763	525,759
Middleby Corp. (The) (a) (b)	1,729	177,620
Nordson Corp.	2,314	276,176
Oshkosh Corp.	4,865	298,273
PACCAR, Inc.	10,856	620,312
Parker-Hannifin Corp.	3,058	456,070
Sandvik AB	99,351	1,421,559
Snap-on, Inc.	3,049	442,989
Stabilus S.A.	2,168	136,090
Stanley Black & Decker, Inc.	8,457	1,012,641
Volvo AB - B Shares	84,233	1,107,555
Wartsila Oyj Abp	50,885	807,543
WEG S.A.	145,602	658,202

		13,122,224

Media—0.5%
CBS Corp. - Class B	6,825	298,389
Charter Communications, Inc. - Class A (a)	5,555	1,583,008
Comcast Corp. - Class A	37,166	1,265,502
Discovery, Inc. - Class A (a)	10,498	259,721
DISH Network Corp. - Class A (a)	25,119	627,221
Entercom Communications Corp. - Class A (b)	34,280	195,739
I-CABLE Communications, Ltd. (a)	26,899	403
ITV plc	562,447	892,595
JCDecaux S.A.	23,014	644,070
Nexstar Media Group, Inc. - Class A (b)	5,727	450,371
Nine Entertainment Co. Holdings, Ltd.	168,676	163,943
Pearson plc	151,805	1,809,740
SES S.A.	41,318	791,399

		8,982,101

Metals & Mining—0.8%
Alumina, Ltd.	472,208	758,079
Anglo American plc	17,431	385,331
ArcelorMittal	90,481	1,866,905
BHP Group, Ltd.	113,537	2,739,249
BlueScope Steel, Ltd.	120,072	926,785
Evraz plc	127,543	781,230
Freeport-McMoRan, Inc.	12,766	131,617
Newmont Mining Corp.	3,113	107,865

Metals & Mining—(Continued)
Outokumpu Oyj	166,913	608,924
Regis Resources, Ltd.	110,406	377,010
Rio Tinto plc	62,696	2,989,400
Rio Tinto, Ltd.	30,986	1,713,817
South32, Ltd.	674,380	1,591,065
St. Barbara, Ltd.	100,593	333,244
Vale S.A. (ADR) (b)	85,575	1,128,734

		16,439,255

Multi-Utilities—0.2%
A2A S.p.A.	486,703	875,484
Ameren Corp.	2,858	186,427
NiSource, Inc.	7,511	190,404
Public Service Enterprise Group, Inc.	3,195	166,300
RWE AG	108,244	2,353,178
Sempra Energy (b)	6,384	690,685

		4,462,478

Multiline Retail—0.3%
Dollar General Corp. (b)	7,506	811,249
Dollar Tree, Inc. (a)	2,952	266,625
Kohl’s Corp. (b)	6,835	453,434
Lojas Renner S.A.	136,130	1,494,329
Macy’s, Inc.	6,638	197,680
Marui Group Co., Ltd.	40,300	779,318
Next plc	22,740	1,157,247
Nordstrom, Inc. (b)	9,594	447,176
Wesfarmers, Ltd.	53,242	1,209,096

		6,816,154

Oil, Gas & Consumable Fuels—1.9%
BP plc	292,659	1,846,509
Chevron Corp. (b)	20,433	2,222,906
CNOOC, Ltd.	394,000	603,634
Concho Resources, Inc. (a)	5,531	568,531
ConocoPhillips	8,970	559,280
Diamondback Energy, Inc.	8,570	794,439
Eni S.p.A.	115,976	1,826,407
EOG Resources, Inc.	16,357	1,426,494
EQT Corp.	10,263	193,868
Equinor ASA	29,667	632,684
Equitrans Midstream Corp. (a)	8,035	160,861
Exxon Mobil Corp. (b)	19,899	1,356,913
Galp Energia SGPS S.A.	46,392	734,628
Idemitsu Kosan Co., Ltd.	9,100	299,929
JXTG Holdings, Inc.	170,600	894,177
Kinder Morgan, Inc.	35,953	552,957
Lundin Petroleum AB	29,340	733,538
Marathon Petroleum Corp.	23,118	1,364,193
Neste Oyj	23,051	1,779,779
Occidental Petroleum Corp. (b)	21,069	1,293,215
Oil Search, Ltd.	106,590	537,506
OMV AG	23,553	1,030,145
ONEOK, Inc.	8,460	456,417
Parsley Energy, Inc. - Class A (a)	3,864	61,747

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
PBF Energy, Inc. - Class A	3,492	$114,084
Phillips 66	3,462	298,251
Pioneer Natural Resources Co.	5,976	785,964
Repsol S.A.	35,060	563,602
Royal Dutch Shell plc - A Shares	69,900	2,051,600
Royal Dutch Shell plc - B Shares	204,050	6,071,868
Showa Shell Sekiyu KK	23,400	327,691
Total S.A.	71,939	3,800,395
Ultrapar Participacoes S.A.	66,190	900,583
Whitehaven Coal, Ltd.	314,780	959,424
Williams Cos., Inc. (The)	20,379	449,357

		38,253,576

Paper & Forest Products—0.1%
OJI Holdings Corp.	99,000	506,713
Stora Enso Oyj - R Shares	62,435	722,888
UPM-Kymmene Oyj	54,141	1,376,664

		2,606,265

Personal Products—0.3%
Coty, Inc. - Class A (a)	27,040	177,382
Estee Lauder Cos., Inc. (The) - Class A	3,605	469,011
Kao Corp.	22,100	1,629,343
L’Oreal S.A.	5,948	1,365,375
Unilever NV	37,396	2,031,911
Unilever plc	6,175	323,185

		5,996,207

Pharmaceuticals—2.3%
Allergan plc	6,243	834,439
Astellas Pharma, Inc.	86,700	1,103,355
AstraZeneca plc	9,394	702,535
Bayer AG	13,310	922,931
Bristol-Myers Squibb Co.	9,039	469,847
Catalent, Inc. (a)	8,910	277,814
Eli Lilly & Co.	9,404	1,088,231
Galenica AG (a)	4,815	213,135
GlaxoSmithKline plc	248,730	4,720,809
Jazz Pharmaceuticals plc (a)	3,309	410,184
Johnson & Johnson	20,655	2,665,528
Kaken Pharmaceutical Co., Ltd.	3,100	136,399
Kyowa Hakko Kirin Co., Ltd.	26,500	497,962
Merck & Co., Inc.	33,708	2,575,628
Mylan NV (a)	3,418	93,653
Nektar Therapeutics (a)	1,247	40,989
Novartis AG	78,423	6,716,803
Novo Nordisk A/S - Class B	72,492	3,332,291
Otsuka Holdings Co., Ltd.	31,700	1,293,620
Pfizer, Inc.	88,181	3,849,101
Revance Therapeutics, Inc. (a) (b)	7,572	152,424
Roche Holding AG	32,922	8,140,763
Sanofi	34,327	2,966,506
Shionogi & Co., Ltd.	13,900	788,181
Sumitomo Dainippon Pharma Co., Ltd.	14,200	457,333
Teva Pharmaceutical Industries, Ltd. (ADR)	24,867	383,449

Pharmaceuticals—(Continued)
TherapeuticsMD, Inc. (a) (b)	38,401	146,308
UCB S.A.	17,662	1,439,942
Zoetis, Inc.	860	73,564

		46,493,724

Professional Services—0.1%
Intertrust NV	8,578	144,034
Wolters Kluwer NV	29,457	1,739,533

		1,883,567

Real Estate Management & Development—0.3%
Aroundtown S.A.	56,145	465,966
CBRE Group, Inc. - Class A (a)	23,338	934,454
CK Asset Holdings, Ltd.	111,000	807,166
Fabege AB	59,426	791,127
Hemfosa Fastigheter AB	18,866	149,055
LEG Immobilien AG	5,100	532,517
Mitsui Fudosan Co., Ltd.	34,000	753,351
Nomura Real Estate Holdings, Inc.	21,300	388,623
Nyfosa AB (a)	6,049	29,180
Open House Co., Ltd.	10,000	340,951

		5,192,390

Road & Rail—0.4%
Central Japan Railway Co.	12,000	2,549,856
National Express Group plc	19,677	93,629
Norfolk Southern Corp.	8,031	1,200,956
Old Dominion Freight Line, Inc.	2,609	322,185
Sankyu, Inc.	5,900	265,405
Tokyu Corp.	81,200	1,319,681
Union Pacific Corp.	11,359	1,570,155
West Japan Railway Co.	8,400	593,248

		7,915,115

Semiconductors & Semiconductor Equipment—0.9%
Advantest Corp.	45,200	910,600
Analog Devices, Inc. (b)	22,041	1,891,779
Applied Materials, Inc.	12,158	398,053
ASML Holding NV	9,732	1,518,454
Broadcom, Inc. (b)	3,373	857,686
Infineon Technologies AG	51,156	1,017,938
Intel Corp.	6,177	289,887
Microchip Technology, Inc.	1,276	91,770
Micron Technology, Inc. (a)	3,002	95,253
NVIDIA Corp.	11,072	1,478,112
QUALCOMM, Inc.	5,132	292,062
Renesas Electronics Corp. (a)	177,700	815,051
Siltronic AG	9,963	824,022
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	153,050	5,649,076
Texas Instruments, Inc. (b)	25,649	2,423,831
Xilinx, Inc.	4,070	346,642

		18,900,216

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Software—1.1%
Adobe, Inc. (a)	5,941	$1,344,092
DocuSign, Inc. (a) (b)	4,800	192,384
Fair Isaac Corp. (a)	1,780	332,860
Intuit, Inc.	3,000	590,550
Microsoft Corp.	99,358	10,091,792
Oracle Corp.	21,154	955,103
Palo Alto Networks, Inc. (a)	2,672	503,271
Red Hat, Inc. (a)	1,291	226,751
SailPoint Technologies Holding, Inc. (a)	11,700	274,833
Salesforce.com, Inc. (a) (b)	18,515	2,536,000
SAP SE	27,030	2,692,450
ServiceNow, Inc. (a)	4,065	723,773
Software AG	4,027	145,732
Splunk, Inc. (a)	4,595	481,786
Workday, Inc. - Class A (a)	2,802	447,423

		21,538,800

Specialty Retail—0.6%
Advance Auto Parts, Inc.	1,786	281,224
AutoZone, Inc. (a)	2,244	1,881,235
Best Buy Co., Inc. (b)	13,111	694,358
Dixons Carphone plc (b)	306,977	468,667
Home Depot, Inc. (The)	11,448	1,966,995
Industria de Diseno Textil S.A.	60,677	1,546,843
JB Hi-Fi, Ltd.	11,336	176,766
K’s Holdings Corp.	29,700	291,109
Lowe’s Cos., Inc.	6,221	574,571
Mr. Price Group, Ltd.	27,840	474,776
Murphy USA, Inc. (a)	4,104	314,531
O’Reilly Automotive, Inc. (a)	3,429	1,180,708
Ross Stores, Inc.	23,812	1,981,158
Tiffany & Co. (b)	3,007	242,094
Tractor Supply Co.	5,450	454,748

		12,529,783

Technology Hardware, Storage & Peripherals—0.8%
Apple, Inc.	46,302	7,303,677
Brother Industries, Ltd.	39,900	585,664
FUJIFILM Holdings Corp.	26,300	1,014,883
Hewlett Packard Enterprise Co.	54,967	726,114
HP, Inc.	22,099	452,146
Logitech International S.A.	27,433	866,787
Samsung Electronics Co., Ltd. (GDR)	4,924	4,269,108

		15,218,379

Textiles, Apparel & Luxury Goods—0.4%
adidas AG	4,484	937,026
Burberry Group plc	44,271	974,011
Cie Financiere Richemont S.A.	19,326	1,242,033
Columbia Sportswear Co.	2,994	251,766
Hugo Boss AG	14,397	887,922
Kering S.A.	4,457	2,085,941
lululemon athletica, Inc. (a)	4,045	491,912
PVH Corp.	4,871	452,759

		7,323,370

Thrifts & Mortgage Finance—0.3%
Aareal Bank AG	5,146	159,047
Housing Development Finance Corp., Ltd.	180,280	5,075,594

		5,234,641

Tobacco—0.5%
Altria Group, Inc.	10,595	523,287
British American Tobacco plc	59,680	1,903,146
Imperial Brands plc	53,749	1,625,369
ITC, Ltd.	442,927	1,787,168
Japan Tobacco, Inc.	42,100	998,819
Philip Morris International, Inc.	19,018	1,269,642
Swedish Match AB	35,355	1,393,864

		9,501,295

Trading Companies & Distributors—0.6%
AerCap Holdings NV (a)	24,574	973,130
Ashtead Group plc	49,713	1,029,973
Brenntag AG	22,604	975,570
Ferguson plc	21,213	1,358,606
HD Supply Holdings, Inc. (a)	3,748	140,625
Howden Joinery Group plc	28,068	155,233
ITOCHU Corp.	70,300	1,185,676
Marubeni Corp.	133,600	929,701
Mitsubishi Corp.	87,500	2,388,130
Mitsui & Co., Ltd.	67,700	1,049,226
Sojitz Corp.	107,900	372,209
Sumitomo Corp.	48,100	678,547
United Rentals, Inc. (a)	410	42,037
WW Grainger, Inc.	1,380	389,657

		11,668,320

Wireless Telecommunication Services—0.2%
KDDI Corp.	53,600	1,277,292
NTT DoCoMo, Inc.	52,400	1,176,641
SoftBank Group Corp.	2,200	145,012
T-Mobile U.S., Inc. (a)	9,793	622,933
Vodafone Group plc	878,354	1,706,755

		4,928,633

Total Common Stocks (Cost $713,355,220)		680,551,404

Corporate Bonds & Notes—18.0%

Aerospace/Defense—0.3%
Harris Corp. 4.854%, 04/27/35	50,000	49,655
L3 Technologies, Inc. 4.400%, 06/15/28	140,000	140,053
Lockheed Martin Corp. 3.550%, 01/15/26	110,000	109,205

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Aerospace/Defense—(Continued)
Northrop Grumman Corp. 2.550%, 10/15/22	660,000	$639,245
2.930%, 01/15/25	115,000	109,168
3.250%, 01/15/28	1,035,000	967,693
Rockwell Collins, Inc. 3.200%, 03/15/24	3,335,000	3,211,412
4.350%, 04/15/47	50,000	46,061
United Technologies Corp. 3.750%, 11/01/46	570,000	481,196
3.950%, 08/16/25	475,000	471,534
4.125%, 11/16/28	225,000	223,417
4.450%, 11/16/38	30,000	29,134

		6,477,773

Agriculture—0.2%
Altria Group, Inc. 3.875%, 09/16/46	1,135,000	865,709
BAT Capital Corp. 3.222%, 08/15/24	200,000	184,192
3.557%, 08/15/27	850,000	755,011
4.390%, 08/15/37	1,305,000	1,069,224
Philip Morris International, Inc. 2.125%, 05/10/23	1,375,000	1,295,271
3.875%, 08/21/42	650,000	559,892

		4,729,299

Airlines—0.1%
Air Canada Pass-Through Trust 3.750%, 12/15/27 (144A)	527,668	512,260
American Airlines Pass-Through Trust 3.000%, 10/15/28	151,236	142,883
3.200%, 06/15/28	359,800	338,277
3.375%, 05/01/27	115,932	110,175
3.600%, 09/22/27	176,322	169,692
Continental Airlines Pass-Through Trust 4.000%, 10/29/24	630,940	623,053
4.150%, 04/11/24	422,992	421,892
Delta Air Lines Pass-Through Trust 3.625%, 07/30/27	113,180	114,449
6.821%, 08/10/22 (c) (e)	88,779	95,322
U.S. Airways Pass-Through Trust 3.950%, 11/15/25	179,587	180,862
5.900%, 10/01/24	163,756	174,684

		2,883,549

Auto Manufacturers—0.3%
Daimler Finance North America LLC 3.350%, 02/22/23 (144A)	605,000	596,713
Ford Motor Co. 4.750%, 01/15/43	240,000	185,786
7.450%, 07/16/31	40,000	41,267
General Motors Co. 5.000%, 04/01/35	2,630,000	2,238,166
6.600%, 04/01/36	47,000	45,793

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 3.850%, 01/05/28	380,000	331,071
4.000%, 01/15/25	55,000	51,451
4.300%, 07/13/25	200,000	189,551
4.350%, 01/17/27	250,000	230,228
Volkswagen Group of America Finance LLC 3.875%, 11/13/20 (144A)	1,680,000	1,687,868
4.000%, 11/12/21 (144A)	860,000	861,724
4.250%, 11/13/23 (144A)	465,000	461,160

		6,920,778

Banks—5.8%
ABN AMRO Bank NV 3.400%, 08/27/21 (144A)	1,095,000	1,092,792
AIB Group plc 4.750%, 10/12/23 (144A)	250,000	247,510
ANZ New Zealand International, Ltd. 2.600%, 09/23/19 (144A)	250,000	249,183
Australia & New Zealand Banking Group, Ltd. 4.400%, 05/19/26 (144A)	895,000	865,678
6.750%, 5 year USD ICE Swap + 5.168%, 06/15/26 (144A) (d)	530,000	520,062
Banco Santander S.A. 4.379%, 04/12/28	400,000	373,708
Bank of America Corp. 2.151%, 11/09/20	710,000	697,126
2.503%, 10/21/22	3,562,000	3,429,412
3.248%, 10/21/27	1,335,000	1,234,538
3.419%, 3M LIBOR + 1.040%, 12/20/28 (b) (d)	620,000	579,517
3.550%, 3M LIBOR + 0.780%, 03/05/24 (d)	980,000	968,092
3.705%, 3M LIBOR + 1.512%, 04/24/28 (d)	1,900,000	1,823,616
3.824%, 3MLIBOR + 1.575%, 01/20/28 (d)	500,000	485,310
3.864%, 3M LIBOR + 0.940%, 07/23/24 (d)	1,400,000	1,396,578
4.244%, 3MLIBOR + 1.814%, 04/24/38 (d)	360,000	342,845
4.450%, 03/03/26	167,000	165,233
5.875%, 3M LIBOR + 2.931%, 03/15/28 (d)	990,000	901,316
Bank of Montreal 3.803%, 5 year USD ICE Swap + 1.432%, 12/15/32 (d)	1,215,000	1,125,090
Bank of New York Mellon Corp. (The) 2.661%, 3M LIBOR + 0.634%, 05/16/23 (d)	4,137,000	4,023,398
Bank of Nova Scotia (The) 2.500%, 01/08/21	200,000	197,480
Barclays plc 4.338%, 3M LIBOR + 1.356%, 05/16/24 (d)	1,920,000	1,866,603
BB&T Corp. 3.750%, 12/06/23	200,000	201,669
BNP Paribas S.A. 2.950%, 05/23/22 (144A)	200,000	192,736
BPCE S.A. 3.250%, 01/11/28 (144A)	1,340,000	1,242,916
3.375%, 12/02/26	250,000	234,604
4.000%, 09/12/23 (144A)	250,000	245,606
Capital One Financial Corp. 4.250%, 04/30/25	150,000	148,952

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Citigroup, Inc. 2.750%, 04/25/22	500,000	$484,776
2.876%, 3M LIBOR + 0.950%, 07/24/23 (d)	505,000	488,554
3.200%, 10/21/26	90,000	83,115
3.520%, 3M LIBOR + 1.151%, 10/27/28 (d)	2,120,000	1,978,244
3.887%, 3M LIBOR + 1.563%, 01/10/28 (d)	2,755,000	2,650,065
4.044%, 3M LIBOR + 1.023%, 06/01/24 (d)	5,020,000	5,039,203
4.400%, 06/10/25	120,000	117,488
4.450%, 09/29/27	74,000	71,354
Citizens Bank N.A. 3.700%, 03/29/23	1,780,000	1,788,711
Citizens Financial Group, Inc. 2.375%, 07/28/21	150,000	146,110
Commonwealth Bank of Australia 2.850%, 05/18/26 (144A) (b)	150,000	139,731
3.450%, 03/16/23 (144A)	1,175,000	1,173,849
Compass Bank 3.500%, 06/11/21	250,000	249,294
Cooperative Rabobank UA 3.750%, 07/21/26	590,000	553,190
4.375%, 08/04/25	477,000	468,698
Credit Agricole S.A. 3.250%, 10/04/24 (144A)	1,345,000	1,257,456
4.125%, 01/10/27 (144A)	61,000	58,853
Credit Suisse Group AG
3.574%, 01/09/23 (144A)	879,000	857,444
4.207%, 3M LIBOR + 1.240%, 06/12/24 (144A) (d)	2,250,000	2,244,041
4.282%, 01/09/28 (144A) (b)	380,000	366,799
Danske Bank A/S 2.700%, 03/02/22 (144A)	200,000	191,621
2.800%, 03/10/21 (144A)	225,000	219,859
Deutsche Bank AG 4.250%, 02/04/21	1,625,000	1,601,120
Discover Bank 3.450%, 07/27/26	1,075,000	986,275
Fifth Third Bank 3.850%, 03/15/26	965,000	950,969
3.950%, 07/28/25	200,000	202,771
Goldman Sachs Group, Inc. (The) 2.350%, 11/15/21	4,695,000	4,526,765
2.905%, 3M LIBOR + 0.990%, 07/24/23 (d)	500,000	476,195
3.272%, 3M LIBOR + 1.201%, 09/29/25 (d)	200,000	187,460
3.500%, 11/16/26	2,802,000	2,589,436
3.814%, 3M LIBOR + 1.158%, 04/23/29 (d)	350,000	326,965
3.850%, 01/26/27	3,290,000	3,096,379
4.017%, 3M LIBOR + 1.373%, 10/31/38 (d)	580,000	510,220
HSBC Holdings plc 3.950%, 3M LIBOR + 0.987%, 05/18/24 (d)	2,645,000	2,630,560
4.292%, 3M LIBOR + 1.348%, 09/12/26 (d)	250,000	246,884
4.300%, 03/08/26	410,000	404,624
4.583%, 3M LIBOR + 1.535%, 06/19/29 (d)	675,000	669,484
5.100%, 04/05/21	220,000	227,496
6.375%, 5 year USD ICE Swap + 4.368%, 03/30/25 (d)	355,000	340,800
Huntington Bancshares, Inc. 2.300%, 01/14/22	190,000	183,439

Banks—(Continued)
Huntington National Bank (The) 3.550%, 10/06/23	1,040,000	1,034,836
Intesa Sanpaolo S.p.A. 3.875%, 07/14/27 (144A)	1,220,000	1,049,994
3.875%, 01/12/28 (144A)	400,000	341,812
KeyCorp 4.150%, 10/29/25	90,000	91,460
Lloyds Banking Group plc
3.574%, 3M LIBOR + 1.205%, 11/07/28 (d)	1,430,000	1,272,754
4.375%, 03/22/28	283,000	268,635
Macquarie Bank, Ltd. 4.000%, 07/29/25 (144A)	200,000	199,031
Macquarie Group, Ltd. 3.189%, 3M LIBOR + 1.023%, 11/28/23 (144A) (d)	220,000	211,451
3.763%, 3M LIBOR + 1.372%, 11/28/28 (144A) (d)	1,558,000	1,428,686
6.000%, 01/14/20 (144A)	250,000	256,604
6.250%, 01/14/21 (144A) (b)	150,000	157,361
Mitsubishi UFJ Financial Group, Inc. 2.998%, 02/22/22 (b)	100,000	98,595
3.761%, 07/26/23	1,400,000	1,406,367
Morgan Stanley 3.125%, 01/23/23	300,000	292,851
3.591%, 3M LIBOR + 1.340%, 07/22/28 (d)	1,900,000	1,795,770
3.737%, 3M LIBOR + 0.847%, 04/24/24 (d)	6,475,000	6,425,539
3.971%, 3M LIBOR + 1.455%, 07/22/38 (d)	510,000	465,266
5.500%, 01/26/20	100,000	102,260
6.250%, 08/09/26	525,000	581,621
MUFG Americas Holdings Corp. 3.000%, 02/10/25	116,000	111,291
National Australia Bank, Ltd.
2.800%, 01/10/22	350,000	343,072
3.375%, 01/14/26	500,000	485,958
3.700%, 11/04/21	825,000	832,801
Northern Trust Corp. 3.375%, 3M LIBOR + 1.131%, 05/08/32 (d)	105,000	97,758
PNC Bank N.A. 4.200%, 11/01/25	250,000	256,023
Regions Bank 3.374%, 3M LIBOR + 0.500%, 08/13/21 (d)	3,500,000	3,485,064
Royal Bank of Canada 3.700%, 10/05/23	120,000	120,473
Royal Bank of Scotland Group plc 4.519%, 3M LIBOR + 1.550%, 06/25/24 (b) (d)	4,255,000	4,174,883
4.892%, 3M LIBOR + 1.754%, 05/18/29 (d)	200,000	191,020
Santander UK Group Holdings plc 3.373%, 3M LIBOR + 1.080%, 01/05/24 (d)	1,625,000	1,541,759
Societe Generale S.A. 4.250%, 04/14/25 (144A)	350,000	335,143
Standard Chartered plc 4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (d)	250,000	247,489
State Street Corp. 2.653%, 3M LIBOR + 0.635%, 05/15/23 (d)	484,000	471,407
3.550%, 08/18/25	115,000	114,765
3.776%, 3M LIBOR + 0.770%, 12/03/24 (d)	50,000	50,119

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Sumitomo Mitsui Financial Group, Inc. 2.784%, 07/12/22 (b)	230,000	$224,103
SunTrust Banks, Inc. 3.502%, 3M LIBOR + 0.585%, 08/02/22 (d)	2,920,000	2,911,144
4.000%, 05/01/25	106,000	106,386
Svenska Handelsbanken AB 3.900%, 11/20/23	250,000	252,264
Swedbank AB 2.800%, 03/14/22 (144A)	500,000	491,956
Toronto-Dominion Bank (The) 3.625%, 5Y USD Swap + 2.205%, 09/15/31 (d)	100,000	94,495
UBS Group Funding Switzerland AG 3.491%, 05/23/23 (144A)	2,155,000	2,101,497
4.125%, 09/24/25 (144A)	200,000	198,721
US Bancorp 3.950%, 11/17/25	250,000	255,371
Wells Fargo & Co. 3.000%, 02/19/25	350,000	329,992
3.069%, 01/24/23	3,220,000	3,136,124
4.650%, 11/04/44	960,000	904,915
5.900%, 3M LIBOR + 3.110%, 06/15/24 (d)	900,000	857,475
Wells Fargo Bank N.A. 3.325%, 3M LIBOR + 0.490%, 07/23/21 (d)	4,590,000	4,585,412
3.625%, 10/22/21	3,100,000	3,118,207
Westpac Banking Corp. 2.850%, 05/13/26	150,000	139,481
3.650%, 05/15/23 (b)	315,000	316,875
4.322%, 5Y USD ICE Swap + 2.236%, 11/23/31 (d)	1,335,000	1,261,165

		117,263,368

Beverages—0.4%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 3.650%, 02/01/26 (144A) (b)	1,315,000	1,242,990
4.700%, 02/01/36 (144A)	550,000	512,156
Anheuser-Busch InBev Worldwide, Inc. 4.375%, 04/15/38	1,755,000	1,567,539
4.439%, 10/06/48	1,460,000	1,262,517
Constellation Brands, Inc.
4.100%, 02/15/48	160,000	135,048
4.400%, 11/15/25	35,000	35,085
5.250%, 11/15/48	25,000	25,120
Keurig Dr Pepper, Inc. 2.550%, 09/15/26	2,540,000	2,185,606
3.130%, 12/15/23	55,000	52,522
3.430%, 06/15/27	75,000	69,007
PepsiCo, Inc. 2.375%, 10/06/26	1,870,000	1,717,688

		8,805,278

Biotechnology—0.3%
Amgen, Inc. 2.600%, 08/19/26	1,810,000	1,645,621

Biotechnology—(Continued)
Baxalta, Inc. 3.600%, 06/23/22	33,000	32,748
Celgene Corp. 3.450%, 11/15/27	920,000	837,684
Gilead Sciences, Inc. 2.950%, 03/01/27 (b)	1,820,000	1,695,336
3.500%, 02/01/25	525,000	518,283
3.700%, 04/01/24	170,000	169,704
4.600%, 09/01/35	80,000	80,853

		4,980,229

Building Materials—0.1%
Martin Marietta Materials, Inc. 3.450%, 06/01/27	208,000	192,229
4.250%, 12/15/47 (b)	610,000	499,963
Masco Corp. 4.500%, 05/15/47	655,000	560,146
6.500%, 08/15/32	150,000	165,937
Owens Corning 4.300%, 07/15/47	440,000	331,768
4.400%, 01/30/48	335,000	253,546

		2,003,589

Chemicals—0.2%
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co. L.P. 3.400%, 12/01/26 (144A)	70,000	68,174
Dow Chemical Co. (The) 3.000%, 11/15/22	82,000	79,535
4.125%, 11/15/21	27,000	27,474
DowDuPont, Inc. 3.766%, 11/15/20	625,000	630,865
4.493%, 11/15/25	120,000	123,605
5.319%, 11/15/38	60,000	61,847
Eastman Chemical Co. 4.500%, 12/01/28 (b)	870,000	863,919
International Flavors & Fragrances, Inc. 4.450%, 09/26/28	36,000	36,553
Mosaic Co. (The) 4.050%, 11/15/27	645,000	612,089
4.875%, 11/15/41	100,000	91,197
5.625%, 11/15/43	100,000	101,697
Nutrien, Ltd. 3.375%, 03/15/25	125,000	117,488
Sherwin-Williams Co. (The) 3.125%, 06/01/24	103,000	98,341
4.500%, 06/01/47	100,000	90,298

		3,003,082

Commercial Services—0.0%
Western Union Co. (The) 3.600%, 03/15/22 (b)	150,000	149,412

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Computers—0.4%
Apple, Inc. 2.450%, 08/04/26	1,880,000	$1,738,482
2.500%, 02/09/25	400,000	377,909
2.850%, 05/11/24	1,546,000	1,507,609
3.000%, 02/09/24	710,000	701,123
3.450%, 02/09/45	520,000	461,118
3.750%, 11/13/47 (b)	215,000	198,918
3.850%, 05/04/43	200,000	190,371
Dell International LLC / EMC Corp. 6.020%, 06/15/26 (144A)	1,862,000	1,871,266
DXC Technology Co. 4.250%, 04/15/24	60,000	59,034

		7,105,830

Diversified Financial Services—0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.500%, 01/15/25	2,555,000	2,332,085
Air Lease Corp. 3.250%, 03/01/25	820,000	755,163
3.625%, 04/01/27	95,000	85,012
3.625%, 12/01/27	130,000	114,899
4.625%, 10/01/28	565,000	534,002
Aircastle, Ltd. 4.400%, 09/25/23	35,000	34,421
American Express Co. 3.400%, 02/27/23	1,890,000	1,872,304
3.700%, 11/05/21	200,000	201,788
3.700%, 08/03/23	925,000	927,617
4.200%, 11/06/25	150,000	152,978
BOC Aviation, Ltd. 2.375%, 09/15/21 (144A)	200,000	192,786
2.750%, 09/18/22 (144A)	220,000	211,675
Capital One Bank USA N.A. 3.375%, 02/15/23	1,415,000	1,366,202
Charles Schwab Corp. (The) 3.550%, 02/01/24	160,000	160,026
GE Capital International Funding Co. 3.373%, 11/15/25	945,000	839,843
4.418%, 11/15/35	1,407,000	1,183,719
GTP Acquisition Partners I LLC 3.482%, 06/15/50 (144A)	325,000	320,853
National Rural Utilities Cooperative Finance Corp. 2.700%, 02/15/23	285,000	277,644
2.850%, 01/27/25	2,465,000	2,378,199
2.950%, 02/07/24	87,000	85,604
3.900%, 11/01/28	100,000	102,560
Nuveen LLC 4.000%, 11/01/28 (144A)	100,000	103,107
ORIX Corp. 2.900%, 07/18/22	80,000	78,164
Synchrony Financial 3.950%, 12/01/27	1,020,000	859,610
TD Ameritrade Holding Corp. 3.750%, 04/01/24	150,000	152,516

		15,322,777

Electric—1.5%
AEP Texas, Inc. 3.950%, 06/01/28 (144A)	825,000	826,724
Ameren Illinois Co. 4.500%, 03/15/49	225,000	238,262
Arizona Public Service Co. 4.700%, 01/15/44	50,000	52,555
Ausgrid Finance Pty, Ltd. 3.850%, 05/01/23 (144A)	150,000	149,658
Baltimore Gas & Electric Co. 2.800%, 08/15/22	70,000	68,607
Cleveland Electric Illuminating Co. (The) 3.500%, 04/01/28 (144A)	145,000	138,217
4.550%, 11/15/30 (144A)	410,000	420,379
CMS Energy Corp. 3.875%, 03/01/24	70,000	70,217
Commonwealth Edison Co. 3.650%, 06/15/46	790,000	716,214
3.700%, 03/01/45	290,000	267,305
Consolidated Edison Co. of New York, Inc. 3.850%, 06/15/46	420,000	385,091
4.650%, 12/01/48	150,000	155,981
Consumers Energy Co. 4.350%, 04/15/49	100,000	104,013
Dominion Energy, Inc. 2.850%, 08/15/26	838,000	772,607
Duke Energy Carolinas LLC 3.950%, 11/15/28	350,000	358,735
6.000%, 12/01/28	100,000	117,262
Duke Energy Corp. 2.650%, 09/01/26	1,980,000	1,803,557
Duke Energy Indiana LLC 3.750%, 05/15/46	853,000	787,389
Duke Energy Progress LLC 3.700%, 10/15/46	120,000	108,552
Duquesne Light Holdings, Inc. 3.616%, 08/01/27 (144A)	955,000	899,683
Edison International 2.950%, 03/15/23	950,000	897,345
4.125%, 03/15/28	100,000	94,702
EDP Finance B.V. 5.250%, 01/14/21 (144A) (b)	425,000	431,924
Electricite de France S.A. 4.500%, 09/21/28 (144A)	1,925,000	1,866,914
Emera U.S. Finance L.P. 3.550%, 06/15/26	1,445,000	1,370,964
Enel Finance International NV 3.500%, 04/06/28 (144A)	1,905,000	1,634,098
3.625%, 05/25/27 (144A)	220,000	194,179
Entergy Louisiana LLC 2.400%, 10/01/26	645,000	593,461
4.200%, 09/01/48	495,000	489,253
Entergy Mississippi LLC 2.850%, 06/01/28	245,000	229,186
Exelon Corp. 3.497%, 06/01/22	186,000	181,750

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Fortis, Inc. 3.055%, 10/04/26	717,000	$654,889
Gulf Power Co. 3.300%, 05/30/27	520,000	504,585
ITC Holdings Corp. 3.250%, 06/30/26	855,000	804,860
Jersey Central Power & Light Co. 4.300%, 01/15/26 (144A)	505,000	508,860
6.150%, 06/01/37	100,000	116,706
Metropolitan Edison Co. 4.000%, 04/15/25 (144A)	230,000	231,843
Mid-Atlantic Interstate Transmission LLC 4.100%, 05/15/28 (144A)	140,000	139,087
New York State Electric & Gas Corp. 3.250%, 12/01/26 (144A)	285,000	276,498
Niagara Mohawk Power Corp. 4.278%, 12/15/28 (144A)	200,000	206,966
Oncor Electric Delivery Co. LLC 2.950%, 04/01/25	388,000	378,003
Pacific Gas & Electric Co. 2.950%, 03/01/26	435,000	357,826
3.300%, 12/01/27	465,000	379,683
3.950%, 12/01/47	160,000	121,554
4.250%, 03/15/46	205,000	159,480
6.050%, 03/01/34 (b)	130,000	120,591
PacifiCorp 4.125%, 01/15/49	515,000	507,569
Potomac Electric Power Co. 3.600%, 03/15/24	1,420,000	1,431,181
PSEG Power LLC 3.850%, 06/01/23	570,000	570,430
Public Service Co. of Oklahoma 6.625%, 11/15/37	100,000	127,435
Sierra Pacific Power Co. 2.600%, 05/01/26	1,976,000	1,841,841
Southern California Edison Co. 3.400%, 06/01/23	620,000	616,405
3.500%, 10/01/23	239,000	238,258
4.125%, 03/01/48	935,000	886,500
Southwestern Electric Power Co. 3.900%, 04/01/45	785,000	707,770
Southwestern Public Service Co. 3.700%, 08/15/47	470,000	431,406
4.400%, 11/15/48	225,000	227,239
Tampa Electric Co. 4.450%, 06/15/49	840,000	820,085
Toledo Edison Co. (The) 7.250%, 05/01/20	15,000	15,754
Tucson Electric Power Co. 4.850%, 12/01/48	150,000	156,240
Union Electric Co. 2.950%, 06/15/27	214,000	204,481
Virginia Electric & Power Co. 3.800%, 04/01/28	300,000	301,441
4.600%, 12/01/48	190,000	198,457

		30,668,707

Electronics—0.0%
Arrow Electronics, Inc. 3.875%, 01/12/28	127,000	115,754

Food—0.2%
Campbell Soup Co. 3.800%, 08/02/42	900,000	673,482
3.950%, 03/15/25	170,000	162,938
Conagra Brands, Inc. 4.600%, 11/01/25	20,000	20,072
5.300%, 11/01/38	40,000	37,838
Kraft Heinz Foods Co. 3.000%, 06/01/26 (b)	1,080,000	963,939
4.375%, 06/01/46	1,190,000	981,623
Kroger Co. (The) 3.875%, 10/15/46	955,000	777,860
McCormick & Co., Inc. 3.150%, 08/15/24	60,000	57,833
3.400%, 08/15/27	70,000	66,165
Sysco Corp. 3.750%, 10/01/25	83,000	80,972
Tyson Foods, Inc. 4.550%, 06/02/47	95,000	83,352

		3,906,074

Forest Products & Paper—0.0%
International Paper Co. 4.350%, 08/15/48	635,000	544,033

Gas—0.1%
KeySpan Gas East Corp. 2.742%, 08/15/26 (144A)	345,000	321,387
NiSource, Inc. 6.250%, 12/15/40	75,000	88,573
ONE Gas, Inc. 4.500%, 11/01/48	142,000	146,380
Southern California Gas Co. 4.300%, 01/15/49	610,000	624,938

		1,181,278

Healthcare-Products—0.4%
Abbott Laboratories 2.900%, 11/30/21	1,420,000	1,405,881
Becton Dickinson & Co. 3.363%, 06/06/24	2,217,000	2,129,221
Covidien International Finance S.A. 2.950%, 06/15/23	185,000	181,121
Medtronic, Inc. 3.150%, 03/15/22	1,345,000	1,341,226
3.500%, 03/15/25	1,095,000	1,091,146
4.375%, 03/15/35	130,000	133,236
Thermo Fisher Scientific, Inc. 2.950%, 09/19/26	802,000	740,515
Zimmer Biomet Holdings, Inc. 3.700%, 03/19/23	26,000	25,721

		7,048,067

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.3%
Aetna, Inc. 2.800%, 06/15/23	115,000	$109,359
3.875%, 08/15/47	775,000	657,080
Anthem, Inc. 3.650%, 12/01/27	860,000	822,149
4.101%, 03/01/28	140,000	137,300
4.375%, 12/01/47	585,000	544,838
Cigna Holding Co. 3.050%, 10/15/27	930,000	851,206
Halfmoon Parent, Inc. 3.400%, 09/17/21 (144A)	1,535,000	1,531,443
Magellan Health, Inc. 4.400%, 09/22/24	150,000	140,963
UnitedHealth Group, Inc. 3.100%, 03/15/26	2,055,000	1,984,239

		6,778,577

Household Products/Wares—0.0%
Reckitt Benckiser Treasury Services plc 2.375%, 06/24/22 (144A)	712,000	683,818

Housewares—0.0%
Newell Brands, Inc. 5.375%, 04/01/36	62,000	59,046

Insurance—0.6%
Aflac, Inc. 4.750%, 01/15/49	335,000	341,917
AIA Group, Ltd. 3.900%, 04/06/28 (144A)	210,000	210,275
American Financial Group, Inc. 3.500%, 08/15/26	70,000	66,069
American International Group, Inc. 3.875%, 01/15/35	1,500,000	1,291,276
4.200%, 04/01/28 (b)	165,000	159,289
Assurant, Inc. 4.200%, 09/27/23	150,000	150,428
Athene Global Funding 2.750%, 04/20/20 (144A)	180,000	178,318
4.000%, 01/25/22 (144A)	90,000	90,918
Athene Holding, Ltd. 4.125%, 01/12/28	85,000	77,255
Berkshire Hathaway Finance Corp. 4.200%, 08/15/48	485,000	482,590
Chubb INA Holdings, Inc. 3.150%, 03/15/25	110,000	107,594
Great-West Lifeco Finance Delaware L.P. 4.150%, 06/03/47 (144A)	40,000	37,316
Guardian Life Global Funding 2.500%, 05/08/22 (144A)	250,000	242,965
Hartford Financial Services Group, Inc. (The) 4.300%, 04/15/43	175,000	162,783
Jackson National Life Global Funding 3.250%, 01/30/24 (144A)	90,000	88,241
3.300%, 06/11/21 (144A)	495,000	494,726
3.875%, 06/11/25 (144A)	720,000	724,161

Insurance—(Continued)
Lincoln National Corp. 3.800%, 03/01/28 (b)	845,000	820,029
Manulife Financial Corp. 4.061%, 5Y USD Swap + 1.647%, 02/24/32 (d)	505,000	476,475
Massachusetts Mutual Life Insurance Co. 8.875%, 06/01/39 (144A)	60,000	90,027
New York Life Global Funding 3.000%, 01/10/28 (144A)	370,000	354,109
OneBeacon U.S. Holdings, Inc. 4.600%, 11/09/22	150,000	150,953
Pacific Life Insurance Co. 4.300%, 3M LIBOR + 2.796%, 10/24/67 (144A) (d)	50,000	43,928
Progressive Corp. (The) 5.375%, 3M LIBOR + 2.539%, 03/15/23 (b) (d)	90,000	84,334
Protective Life Global Funding 2.161%, 09/25/20 (144A)	3,600,000	3,535,125
Prudential Financial, Inc. 3.905%, 12/07/47	935,000	834,736
Prudential Insurance Co. of America (The) 8.300%, 07/01/25 (144A)	250,000	308,586
Reliance Standard Life Global Funding II 3.850%, 09/19/23 (144A)	905,000	912,536
Teachers Insurance & Annuity Association of America 4.270%, 05/15/47 (144A)	100,000	95,849
Torchmark Corp. 4.550%, 09/15/28	30,000	30,500

		12,643,308

Internet—0.1%
Amazon.com, Inc. 3.150%, 08/22/27	1,150,000	1,110,252
4.050%, 08/22/47	475,000	464,809
Booking Holdings, Inc. 2.750%, 03/15/23	71,000	68,144

		1,643,205

Iron/Steel—0.0%
Nucor Corp. 4.000%, 08/01/23	150,000	151,718

Machinery-Construction & Mining—0.0%
Caterpillar Financial Services Corp. 3.650%, 12/07/23	70,000	70,841

Machinery-Diversified—0.0%
Roper Technologies, Inc. 3.000%, 12/15/20	83,000	82,444

Media—0.6%
CBS Corp. 3.375%, 02/15/28 (b)	850,000	771,170
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 3.750%, 02/15/28	460,000	416,369
4.908%, 07/23/25	365,000	362,776

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Comcast Corp. 2.350%, 01/15/27	3,775,000	$3,378,562
3.150%, 03/01/26	296,000	283,357
3.200%, 07/15/36	2,245,000	1,933,369
3.400%, 07/15/46	715,000	593,307
3.950%, 10/15/25	279,000	282,430
4.600%, 10/15/38	50,000	50,546
4.950%, 10/15/58	55,000	56,002
6.500%, 11/15/35	90,000	107,834
7.050%, 03/15/33	187,000	232,487
COX Communications, Inc. 4.600%, 08/15/47 (144A)	380,000	342,297
Time Warner Cable LLC 4.500%, 09/15/42	1,280,000	1,030,209
5.500%, 09/01/41	805,000	712,283
6.550%, 05/01/37	250,000	256,803
Viacom, Inc. 4.375%, 03/15/43	284,000	225,415
Warner Media LLC 2.950%, 07/15/26	255,000	228,097
3.800%, 02/15/27	500,000	469,403

		11,732,716

Metal Fabricate/Hardware—0.0%
Precision Castparts Corp. 4.200%, 06/15/35	60,000	59,259

Mining—0.1%
Anglo American Capital plc 4.000%, 09/11/27 (144A)	675,000	609,923
Glencore Funding LLC 4.000%, 03/27/27 (144A) (b)	665,000	606,125

		1,216,048

Miscellaneous Manufacturing—0.3%
Eaton Corp. 3.103%, 09/15/27	540,000	512,245
5.800%, 03/15/37	100,000	109,590
General Electric Co. 2.700%, 10/09/22	500,000	463,939
3.100%, 01/09/23	1,000,000	933,055
3.450%, 05/15/24	633,000	594,548
4.125%, 10/09/42	2,610,000	2,035,856
4.375%, 09/16/20	250,000	249,600
4.500%, 03/11/44	260,000	212,309
Parker-Hannifin Corp. 3.300%, 11/21/24	114,000	112,552
Siemens Financieringsmaatschappij NV 3.125%, 03/16/24 (144A)	250,000	244,874

		5,468,568

Oil & Gas—1.0%
Anadarko Petroleum Corp. 5.550%, 03/15/26 (b)	2,255,000	2,362,813

Oil & Gas—(Continued)
Apache Corp. 4.375%, 10/15/28	1,135,000	1,060,859
BP Capital Markets America, Inc. 2.750%, 05/10/23	100,000	97,095
3.017%, 01/16/27 (b)	3,435,000	3,228,424
3.224%, 04/14/24	300,000	293,699
3.796%, 09/21/25	100,000	100,527
Canadian Natural Resources, Ltd. 3.900%, 02/01/25	150,000	145,713
Cenovus Energy, Inc. 4.250%, 04/15/27	680,000	619,689
5.250%, 06/15/37	745,000	656,989
Chevron Corp. 2.954%, 05/16/26	1,545,000	1,488,096
Concho Resources, Inc. 4.375%, 01/15/25	100,000	98,811
Encana Corp. 7.375%, 11/01/31	250,000	292,612
Eni USA, Inc. 7.300%, 11/15/27	100,000	116,435
EOG Resources, Inc. 2.625%, 03/15/23	150,000	144,096
Marathon Petroleum Corp. 4.750%, 09/15/44	695,000	613,491
Noble Energy, Inc.
3.850%, 01/15/28	1,547,000	1,400,587
6.000%, 03/01/41	160,000	156,342
Occidental Petroleum Corp. 4.625%, 06/15/45	79,000	78,539
Phillips 66 3.900%, 03/15/28	110,000	106,322
4.875%, 11/15/44	765,000	744,866
Shell International Finance B.V. 3.250%, 05/11/25	1,035,000	1,021,005
3.500%, 11/13/23	570,000	576,321
3.750%, 09/12/46	683,000	635,960
Total Capital Canada, Ltd. 2.750%, 07/15/23	2,117,000	2,070,243
Total Capital International S.A. 2.700%, 01/25/23	1,780,000	1,738,733

		19,848,267

Oil & Gas Services—0.1%
Baker Hughes a GE Co. LLC 5.125%, 09/15/40	25,000	23,847
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc. 3.337%, 12/15/27	425,000	391,272
Halliburton Co. 3.800%, 11/15/25 (b)	85,000	82,433
4.850%, 11/15/35	500,000	491,431
Schlumberger Holdings Corp. 4.000%, 12/21/25 (144A)	1,745,000	1,723,196

		2,712,179

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—0.0%
WestRock Co. 3.750%, 03/15/25 (144A)	150,000	$147,250

Pharmaceuticals—0.8%
AbbVie, Inc. 4.450%, 05/14/46	300,000	262,767
4.500%, 05/14/35	380,000	351,891
Allergan Funding SCS 4.550%, 03/15/35	305,000	289,610
AstraZeneca plc 3.500%, 08/17/23	1,125,000	1,119,028
4.000%, 01/17/29	620,000	610,702
CVS Health Corp. 2.875%, 06/01/26 (b)	2,590,000	2,360,235
3.700%, 03/09/23	810,000	801,283
4.100%, 03/25/25	500,000	495,612
4.300%, 03/25/28	1,630,000	1,596,076
CVS Pass-Through Trust 4.704%, 01/10/36 (144A) (c) (e)	299,767	293,532
5.880%, 01/10/28	401,855	423,472
8.353%, 07/10/31 (144A)	152,938	185,045
Elanco Animal Health, Inc. 3.912%, 08/27/21 (144A)	380,000	382,348
GlaxoSmithKline Capital, Inc. 3.375%, 05/15/23	1,540,000	1,545,776
3.625%, 05/15/25	800,000	805,459
Johnson & Johnson 3.400%, 01/15/38	473,000	440,803
Merck & Co., Inc. 2.800%, 05/18/23	590,000	582,020
Mylan, Inc. 4.550%, 04/15/28 (144A)	400,000	373,027
Shire Acquisitions Investments Ireland DAC 2.875%, 09/23/23	170,000	160,693
3.200%, 09/23/26	2,420,000	2,191,058
Takeda Pharmaceutical Co., Ltd. 3.800%, 11/26/20 (144A)	300,000	301,750

		15,572,187

Pipelines—0.7%
APT Pipelines, Ltd. 4.200%, 03/23/25 (144A)	100,000	97,431
4.250%, 07/15/27 (144A)	70,000	68,150
Boardwalk Pipelines L.P. 4.450%, 07/15/27	37,000	34,181
Buckeye Partners L.P.
5.600%, 10/15/44	310,000	276,519
5.850%, 11/15/43	255,000	233,932
Columbia Pipeline Group, Inc. 4.500%, 06/01/25	135,000	136,029
Enable Midstream Partners L.P. 4.950%, 05/15/28	935,000	885,598
Energy Transfer L.P. 4.200%, 04/15/27	520,000	485,261

Pipelines—(Continued)
Energy Transfer Operating L.P. 5.150%, 02/01/43	804,000	697,501
Energy Transfer Partners L.P. 4.750%, 01/15/26	833,000	809,994
EnLink Midstream Partners L.P. 2.700%, 04/01/19	140,000	139,125
Enterprise Products Operating LLC 3.700%, 02/15/26	880,000	867,478
3.750%, 02/15/25	67,000	66,322
3.900%, 02/15/24	82,000	82,485
4.250%, 02/15/48	285,000	252,972
4.900%, 05/15/46	410,000	397,637
4.950%, 10/15/54	33,000	32,118
Kinder Morgan, Inc. 4.300%, 03/01/28	80,000	78,540
5.200%, 03/01/48	80,000	76,568
5.300%, 12/01/34	1,040,000	1,021,115
MPLX L.P. 4.125%, 03/01/27	860,000	819,255
4.500%, 04/15/38	244,000	213,328
4.700%, 04/15/48	130,000	112,788
4.875%, 12/01/24	110,000	111,964
5.200%, 03/01/47	81,000	74,654
ONEOK Partners L.P.
3.375%, 10/01/22	65,000	63,817
4.900%, 03/15/25	1,270,000	1,287,224
5.000%, 09/15/23	70,000	72,123
6.650%, 10/01/36	140,000	156,778
ONEOK, Inc. 4.000%, 07/13/27	465,000	443,745
Phillips 66 Partners L.P. 4.900%, 10/01/46	308,000	281,450
Southern Natural Gas Co. LLC 4.800%, 03/15/47 (144A)	102,000	97,206
8.000%, 03/01/32	70,000	89,233
Sunoco Logistics Partners Operations L.P. 4.250%, 04/01/24	91,000	88,279
4.950%, 01/15/43	150,000	125,650
5.350%, 05/15/45	605,000	536,118
Texas Eastern Transmission L.P. 3.500%, 01/15/28 (144A)	45,000	42,511
TransCanada PipeLines, Ltd. 4.250%, 05/15/28	1,550,000	1,535,947
5.100%, 03/15/49	475,000	472,235
7.250%, 08/15/38	130,000	155,759
Western Gas Partners L.P. 5.300%, 03/01/48	369,000	318,803
5.375%, 06/01/21	70,000	72,096
5.450%, 04/01/44	102,000	88,563

		13,998,482

Real Estate—0.2%
China Overseas Finance Investment Cayman V, Ltd. Zero Coupon, 01/05/23	4,400,000	4,684,561

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
Ontario Teachers’ Cadillac Fairview Properties Trust 3.875%, 03/20/27 (144A)	243,000	$241,985

		4,926,546

Real Estate Investment Trusts—0.4%
American Tower Corp. 3.125%, 01/15/27	669,000	605,933
3.375%, 10/15/26	776,000	722,306
3.600%, 01/15/28 (b)	196,000	183,238
Boston Properties LP 4.500%, 12/01/28	100,000	102,307
Brixmor Operating Partnership L.P. 3.850%, 02/01/25	60,000	58,021
Crown Castle International Corp. 4.450%, 02/15/26	100,000	99,607
DDR Corp. 4.700%, 06/01/27	94,000	94,573
Digital Realty Trust L.P. 3.700%, 08/15/27	115,000	108,601
Duke Realty L.P. 3.250%, 06/30/26	60,000	57,095
EPR Properties 4.500%, 06/01/27	100,000	96,435
4.950%, 04/15/28 (b)	710,000	702,955
Equity Commonwealth 5.875%, 09/15/20	300,000	307,272
ERP Operating LP 4.150%, 12/01/28	120,000	122,354
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	805,000	766,604
Government Properties Income Trust
3.750%, 08/15/19	400,000	400,397
4.000%, 07/15/22	140,000	137,774
HCP, Inc. 3.875%, 08/15/24	357,000	351,319
4.200%, 03/01/24	1,015,000	1,017,451
Kimco Realty Corp. 3.800%, 04/01/27	200,000	192,440
National Retail Properties, Inc. 4.000%, 11/15/25	100,000	98,985
Realty Income Corp. 3.875%, 04/15/25	60,000	59,913
Senior Housing Properties Trust 3.250%, 05/01/19	120,000	119,401
4.750%, 02/15/28	130,000	122,717
UDR, Inc. 3.500%, 07/01/27	100,000	95,218
Ventas Realty L.P. 4.125%, 01/15/26	68,000	67,467
VEREIT Operating Partnership L.P. 4.600%, 02/06/24	180,000	181,968
Welltower, Inc. 4.000%, 06/01/25	410,000	404,815
4.500%, 01/15/24	100,000	102,540

		7,379,706

Retail—0.2%
Darden Restaurants, Inc. 4.550%, 02/15/48	425,000	391,121
Home Depot, Inc. (The) 2.125%, 09/15/26	77,000	69,350
3.900%, 12/06/28	190,000	194,731
3.900%, 06/15/47	430,000	406,281
Lowe’s Cos., Inc. 3.700%, 04/15/46	485,000	396,091
Macy’s Retail Holdings, Inc. 4.300%, 02/15/43	90,000	66,791
McDonald’s Corp. 3.350%, 04/01/23	45,000	44,770
3.625%, 05/01/43	930,000	792,525
6.300%, 10/15/37	160,000	187,120
Starbucks Corp. 3.750%, 12/01/47	465,000	385,618
Walmart, Inc. 3.700%, 06/26/28	1,155,000	1,172,536

		4,106,934

Savings & Loans—0.1%
Nationwide Building Society 4.363%, 3M LIBOR + 1.392%, 08/01/24 (144A) (d)	980,000	960,075

Semiconductors—0.2%
Analog Devices, Inc. 4.500%, 12/05/36	113,000	106,803
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.125%, 01/15/25	800,000	722,513
3.500%, 01/15/28	245,000	212,394
3.875%, 01/15/27	349,000	313,295
Intel Corp. 2.600%, 05/19/26	2,345,000	2,196,675
4.800%, 10/01/41	150,000	163,158

		3,714,838

Software—0.3%
Microsoft Corp. 3.500%, 02/12/35	2,180,000	2,082,837
3.700%, 08/08/46	795,000	765,334
4.500%, 10/01/40	400,000	430,131
Oracle Corp. 2.950%, 11/15/24	555,000	540,463
2.950%, 05/15/25 (b)	450,000	430,819
3.800%, 11/15/37	810,000	758,363
3.900%, 05/15/35	1,020,000	977,396
4.000%, 11/15/47	645,000	601,098
VMware, Inc. 2.950%, 08/21/22	100,000	95,312

		6,681,753

Telecommunications—0.6%
AT&T, Inc. 3.950%, 01/15/25	550,000	538,044
4.300%, 02/15/30	780,000	737,589

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
AT&T, Inc. 4.300%, 12/15/42	2,120,000	$1,802,420
4.350%, 06/15/45	1,155,000	977,314
5.250%, 03/01/37	200,000	196,608
5.350%, 09/01/40	300,000	292,138
Crown Castle Towers LLC 3.663%, 05/15/45 (144A) (c) (e)	225,000	218,579
Deutsche Telekom International Finance B.V. 4.375%, 06/21/28 (144A)	1,025,000	1,009,836
Telefonica Emisiones S.A.U. 4.665%, 03/06/38	720,000	652,009
Verizon Communications, Inc. 3.376%, 02/15/25	370,000	358,973
3.850%, 11/01/42	1,369,000	1,185,594
4.272%, 01/15/36	315,000	295,115
4.329%, 09/21/28	2,040,000	2,049,647
4.500%, 08/10/33	300,000	296,371
5.050%, 03/15/34	250,000	261,084
Vodafone Group plc 4.375%, 05/30/28 (b)	1,050,000	1,019,178
6.250%, 11/30/32	160,000	176,742

		12,067,241

Transportation—0.3%
Burlington Northern Santa Fe LLC 3.000%, 03/15/23	250,000	248,190
3.050%, 09/01/22	310,000	307,716
3.900%, 08/01/46	865,000	816,688
Canadian Pacific Railway Co. 2.900%, 02/01/25	525,000	502,919
5.750%, 03/15/33	120,000	136,518
CSX Corp. 3.250%, 06/01/27	315,000	296,474
3.800%, 11/01/46	690,000	608,587
4.750%, 11/15/48	100,000	101,433
FedEx Corp. 4.100%, 02/01/45	930,000	802,647
Norfolk Southern Corp. 3.800%, 08/01/28	410,000	410,364
4.150%, 02/28/48	690,000	644,761
Ryder System, Inc. 2.500%, 05/11/20	420,000	414,994
2.875%, 09/01/20	170,000	168,616
Union Pacific Corp. 3.350%, 08/15/46	830,000	679,820

		6,139,727

Trucking & Leasing—0.0%
Aviation Capital Group LLC 3.875%, 05/01/23 (144A)	100,000	97,967
4.125%, 08/01/25 (144A)	80,000	77,668

		175,635

Total Corporate Bonds & Notes (Cost $368,826,383)		362,129,245

Convertible Bonds—17.8%
Security Description	Principal Amount*	Value

Aerospace/Defense—1.3%
Airbus SE Zero Coupon, 06/14/21 (EUR)	6,200,000	7,728,435
Zero Coupon, 07/01/22 (EUR)	6,000,000	7,702,875
Arconic, Inc. 1.625%, 10/15/19	2,200,000	2,189,000
MTU Aero Engines AG 0.125%, 05/17/23	3,000,000	4,746,428
Safran S.A. Zero Coupon, 06/21/23	2,448,500	4,173,827

		26,540,565

Airlines—0.3%
ANA Holdings, Inc. Zero Coupon, 09/16/22	670,000,000	6,162,747

Apparel—0.7%
adidas AG 0.050%, 09/12/23	5,200,000	6,164,637
LVMH Moet Hennessy Louis Vuitton SE Zero Coupon, 02/16/21	2,341,700	7,439,492

		13,604,129

Auto Parts & Equipment—0.1%
Valeo S.A. Zero Coupon, 06/16/21	2,800,000	2,515,800

Banks—0.5%
Credit Agricole S.A. Zero Coupon, 10/03/19	5,162,000	4,226,569
Deutsche Bank AG 1.000%, 05/01/23 (b)	900,000	785,538
Gunma Bank, Ltd. (The) Zero Coupon, 10/11/19	2,100,000	1,961,883
Yamaguchi Financial Group, Inc. 2.322%, 3M LIBOR - 0.500%, 03/26/20 (d)	3,800,000	3,730,190

		10,704,180

Beverages—0.2%
Remy Cointreau S.A. 0.125%, 09/07/26	2,915,400	4,130,070

Biotechnology—0.7%
Illumina, Inc. Zero Coupon, 06/15/19	6,742,000	8,222,496
Zero Coupon, 08/15/23 (144A) (b)	3,875,000	3,974,789
0.500%, 06/15/21	1,300,000	1,706,524

		13,903,809

Building Materials—0.5%
Sika AG 0.150%, 06/05/25	10,280,000	10,631,689

Chemicals—0.4%
Mitsubishi Chemical Holdings Corp. Zero Coupon, 03/30/22	340,000,000	3,108,652

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Chemicals—(Continued)
Toray Industries, Inc. Zero Coupon, 08/30/19	430,000,000	$3,939,884

		7,048,536

Coal—0.3%
RAG-Stiftung Zero Coupon, 02/18/21	5,400,000	6,142,192

Commercial Services—0.4%
Macquarie Infrastructure Corp. 2.875%, 07/15/19	5,504,000	5,462,808
Toppan Printing Co., Ltd. Zero Coupon, 12/19/19	290,000,000	2,591,696

		8,054,504

Diversified Financial Services—0.2%
SBI Holdings, Inc. Zero Coupon, 09/13/23 (c) (e)	450,000,000	4,163,131

Electric—0.2%
Iberdrola International B.V. Zero Coupon, 11/11/22	3,600,000	4,235,315

Electronics—0.1%
Minebea Mitsumi, Inc. Zero Coupon, 08/03/22	160,000,000	1,584,351

Engineering & Construction—0.4%
Shimizu Corp. Zero Coupon, 10/16/20	420,000,000	3,826,014
Vinci S.A. 0.375%, 02/16/22	3,400,000	3,503,421

		7,329,435

Food—0.1%
Carrefour S.A. Zero Coupon, 06/14/23	2,800,000	2,356,200

Forest Products & Paper—0.0%
Daio Paper Corp. Zero Coupon, 09/17/20	100,000,000	916,643

Gas—0.4%
National Grid North America, Inc. 0.900%, 11/02/20	1,600,000	2,001,485
Snam S.p.A. Zero Coupon, 03/20/22	5,500,000	6,250,643

		8,252,128

Healthcare-Products—0.2%
QIAGEN NV 0.500%, 09/13/23	4,200,000	4,347,000

Healthcare-Services—0.8%
Anthem, Inc. 2.750%, 10/15/42	2,241,000	8,103,187
Fresenius Medical Care AG & Co. KGaA 1.125%, 01/31/20	2,800,000	3,310,652
Fresenius SE & Co. KGaA Zero Coupon, 09/24/19	3,400,000	4,068,500

		15,482,339

Holding Companies-Diversified—0.2%
Wendel S.A. Zero Coupon, 07/31/19	5,593,700	3,300,247

Home Furnishings—0.5%
Sony Corp. Zero Coupon, 09/30/22	911,000,000	9,959,145

Internet—0.9%
CyberAgent, Inc. Zero Coupon, 02/17/23 (c) (e)	60,000,000	577,939
Priceline Group, Inc. (The) 0.350%, 06/15/20	7,288,000	9,811,390
0.900%, 09/15/21 (b)	7,180,000	7,923,396

		18,312,725

Investment Company Security—0.2%
Ares Capital Corp. 3.750%, 02/01/22	4,056,000	4,053,161

Mining—0.3%
Glencore Funding LLC Zero Coupon, 03/27/25	6,200,000	5,349,137

Miscellaneous Manufacturing—0.4%
Siemens Financieringsmaatschappij NV 1.650%, 08/16/19	7,000,000	7,280,000

Oil & Gas—0.8%
BP Capital Markets plc 1.000%, 04/28/23	4,000,000	6,245,539
TOTAL S.A. 0.500%, 12/02/22	9,600,000	9,949,104

		16,194,643

Oil & Gas Services—0.4%
TechnipFMC plc 0.875%, 01/25/21	6,500,000	7,637,281

Pharmaceuticals—0.4%
Bayer AG 0.050%, 06/15/20	7,600,000	8,655,495

Real Estate—1.8%
CA Immobilien Anlagen AG 0.750%, 04/04/25	1,300,000	1,651,596

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Convertible Bonds—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
CapitaLand, Ltd. 1.850%, 06/19/20 (SGD)	6,250,000	$4,466,346
2.800%, 06/08/25 (SGD)	1,000,000	711,512
Deutsche Wohnen SE 0.325%, 07/26/24 (EUR)	9,300,000	11,338,456
0.600%, 01/05/26 (EUR)	3,300,000	3,990,954
Grand City Properties S.A. 0.250%, 03/02/22	3,600,000	4,307,534
LEG Immobilien AG 0.500%, 07/01/21 (EUR)	1,900,000	3,737,202
0.875%, 09/01/25 (EUR)	2,900,000	3,535,658
TAG Immobilien AG 0.625%, 09/01/22	2,100,000	2,832,002

		36,571,260

Real Estate Investment Trusts—0.6%
Covivio 0.875%, 04/01/19	385,200	414,817
Spirit Realty Capital, Inc. 2.875%, 05/15/19 (b)	3,376,000	3,369,248
Unibail-Rodamco SE Zero Coupon, 07/01/21 (EUR)	1,459,600	4,802,629
Zero Coupon, 01/01/22 (EUR)	781,800	3,033,536

		11,620,230

Semiconductors—1.6%
Intel Corp. 3.250%, 08/01/39	7,205,000	16,458,922
Novellus Systems, Inc. 2.625%, 05/15/41 (b)	1,186,000	4,890,825
STMicroelectronics NV Zero Coupon, 07/03/22	10,200,000	10,251,989

		31,601,736

Software—0.6%
Citrix Systems, Inc. 0.500%, 04/15/19	3,737,000	5,306,039
Red Hat, Inc. 0.250%, 10/01/19	3,096,000	7,353,192

		12,659,231

Telecommunications—1.3%
America Movil S.A.B. de C.V. Zero Coupon, 05/28/20	14,400,000	16,254,316
Telenor East Holding II A/S 0.250%, 09/20/19	9,000,000	8,753,040

		25,007,356

Total Convertible Bonds (Cost $355,619,684)		356,306,410

U.S. Treasury & Government Agencies—7.0%
Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—2.5%
Fannie Mae 30 Yr. Pool 4.000%, 07/01/47	1,166,633	1,190,582
4.000%, 11/01/47	491,664	501,758
4.000%, 12/01/47	492,450	502,555
4.500%, 12/01/40	325,841	341,463
4.500%, 06/01/48	496,277	517,873
4.500%, 07/01/48	397,780	412,393
5.000%, 07/01/44	841,422	893,523
5.000%, 06/01/48	347,947	367,223
5.000%, 07/01/48	746,567	790,299
5.000%, 08/01/48	497,570	528,870
5.000%, 10/01/48	1,097,668	1,151,447
Fannie Mae Pool 2.600%, 10/01/31	350,000	317,533
2.660%, 11/01/26	648,881	632,391
2.820%, 09/01/27	650,000	631,852
3.060%, 08/01/32	350,000	327,446
3.120%, 01/01/30	886,695	865,323
3.130%, 02/01/30	300,000	289,163
3.140%, 12/01/31	1,252,000	1,193,731
3.150%, 06/01/36	479,564	453,892
3.170%, 01/01/30	550,000	534,941
3.200%, 03/01/28	989,253	984,241
3.220%, 01/01/30	450,000	439,677
3.230%, 01/01/30	2,466,035	2,423,647
3.330%, 04/01/35	500,000	481,399
3.420%, 04/01/30	500,000	495,210
3.460%, 11/01/32	1,728,000	1,693,282
3.530%, 08/01/28	400,000	405,221
3.530%, 05/01/33	500,000	492,831
3.570%, 07/01/26	1,000,000	1,023,244
3.600%, 01/01/27	491,567	504,118
3.660%, 03/01/27	747,388	769,596
3.660%, 10/01/28	498,810	510,416
3.670%, 09/01/28	1,000,000	1,024,218
3.740%, 07/01/30	700,000	716,195
3.800%, 09/01/33	942,897	969,818
3.840%, 08/01/28	600,000	622,468
3.890%, 12/01/28 (c) (e)	580,000	603,982
3.940%, 01/01/29 (c) (e)	550,000	575,080
3.960%, 08/01/30	1,491,000	1,561,299
3.990%, 02/01/28	537,102	562,797
4.000%, 09/01/48	473,275	483,294
4.500%, 05/01/48	594,806	622,157
4.500%, 11/01/48	3,081,412	3,210,653
Fannie Mae REMICS 6.000%, 01/25/34	196,283	220,774
5.000%, 04/25/37	50,456	54,116
5.000%, 07/25/39	250,000	284,647
5.000%, 05/25/40	65,000	74,435
Fannie Mae Trust 2003-W19 5.620%, 11/25/33	540,289	582,243
Freddie Mac Gold Pool 5.000%, 12/01/48	600,000	628,683

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 3.600%, 02/25/28	1,000,000	$1,016,317
3.850%, 05/25/28 (d)	585,000	605,201
3.900%, 08/25/28 (d)	990,000	1,032,272
3.920%, 09/25/28 (d)	479,000	500,266
Freddie Mac REMICS 5.500%, 03/15/37	366,939	402,001
5.000%, 02/15/40	87,000	99,272
5.000%, 02/15/41	426,517	472,302
2.500%, 01/15/42	155,674	144,686
Ginnie Mae I 30 Yr. Pool 4.500%, 07/15/39	612,808	640,675
Ginnie Mae II 30 Yr. Pool 4.250%, 07/20/47	976,021	1,002,314
4.500%, 02/20/48	3,452,778	3,644,957
4.500%, 05/20/48	345,698	360,116
4.500%, 06/20/48	1,010,379	1,055,313
5.000%, 07/20/48	500,090	526,652
Ginnie Mae II Pool 4.250%, 10/20/48	1,626,714	1,672,160
4.500%, 12/20/48	600,660	623,420
5.000%, 12/20/48	1,500,000	1,579,475

		50,841,398

U.S. Treasury—4.5%
U.S. Treasury Bonds 2.500%, 02/15/45	5,250,000	4,766,745
3.125%, 05/15/48	215,000	219,459
3.750%, 08/15/41	3,000,000	3,389,819
3.750%, 11/15/43	5,232,000	5,919,251
U.S. Treasury Coupon Strips 2.364%, 05/15/40	2,500,000	1,310,915
2.490%, 05/15/32	3,000,000	2,042,178
2.504%, 02/15/20	14,690,000	14,273,160
2.757%, 08/15/20	10,000,000	9,595,306
2.771%, 08/15/26	10,500,000	8,569,775
2.803%, 02/15/22	10,000,000	9,243,328
U.S. Treasury Notes 1.375%, 01/31/21	375,000	366,326
1.750%, 03/31/22	10,000,000	9,775,578
1.750%, 05/15/23	11,302,000	10,951,554
2.000%, 02/28/21	5,500,000	5,441,786
2.000%, 08/15/25	800,000	771,517
2.250%, 02/15/27	3,000,000	2,915,221

		89,551,918

Total U.S. Treasury & Government Agencies (Cost $138,206,497)		140,393,316

Asset-Backed Securities—1.4%

Asset-Backed - Automobile—0.6%
American Credit Acceptance Receivables Trust 3.540%, 03/13/23 (144A)	250,000	249,690
3.700%, 07/10/24 (144A)	333,000	333,459

Asset-Backed - Automobile—(Continued)
Avis Budget Rental Car Funding AESOP LLC 4.000%, 03/20/25 (144A)	500,000	510,244
Carmax Auto Owner Trust 3.360%, 09/15/23	185,000	186,237
Carnow Auto Receivables Trust
3.610%, 10/15/21 (144A) (c) (e)	428,713	428,778
4.260%, 09/15/23 (144A) (c) (e)	400,000	402,411
CPS Auto Receivables Trust 3.420%, 08/16/21 (144A)	455,250	455,369
Credit Acceptance Auto Loan Trust 2.560%, 10/15/25 (144A)	400,000	397,435
Credit Acceptance Auto Loan Trust 2016-3 2.150%, 04/15/24 (144A)	446,282	444,230
Drive Auto Receivables Trust
3.660%, 11/15/24	236,000	236,931
3.720%, 09/16/24	227,000	227,537
3.810%, 05/15/24	250,000	250,387
3.990%, 01/15/25	250,000	252,198
4.090%, 01/15/26	250,000	252,394
Exeter Automobile Receivables Trust
3.640%, 11/15/22 (144A)	78,000	77,983
3.950%, 12/15/22 (144A)	220,000	221,838
Flagship Credit Auto Trust
3.790%, 12/16/24 (144A)	203,000	204,681
4.110%, 10/15/24 (144A)	500,000	507,074
Ford Credit Auto Owner Trust 3.240%, 04/15/23	305,000	306,583
Fort Credit LLC 6.197%, 12/21/23 (144A) (c) (e)	790,000	789,652
GLS Auto Receivables Trust 3.250%, 04/18/22 (144A)	207,340	206,858
Hertz Vehicle Financing II L.P. 2.960%, 10/25/21 (144A)	300,000	297,020
Nissan Auto Lease Trust 3.250%, 09/15/21	220,000	220,266
Santander Drive Auto Receivables Trust 3.190%, 03/15/22	155,000	154,526
Sonoran Auto Receivables Trust 4.750%, 06/15/25 (c) (e)	1,000,000	1,000,000
Tesla Auto Lease Trust 3.710%, 08/20/21 (144A)	592,000	594,114
Tricolor Auto Securitization Trust 3.960%, 10/15/21 (144A) (c) (e)	485,560	485,563
United Auto Credit Securitization Trust 3.780%, 05/10/23 (144A)	240,000	240,542
United Auto Credit Securitization Trust 2018-1 2.760%, 10/13/20 (144A)	1,285,000	1,281,124
US Auto Funding LLC 5.500%, 07/15/23 (144A)	234,204	235,984
Veros Automobile Receivables Trust 2.840%, 04/17/23 (144A)	306,144	305,233

		11,756,341

Asset-Backed - Credit Card—0.0%
Synchrony Card Issuance Trust 3.380%, 09/15/24	150,000	151,329

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—0.8%
American Homes 4 Rent Trust
3.786%, 10/17/36 (144A)	190,566	$192,288
4.691%, 10/17/45 (144A)	100,000	103,590
4.705%, 10/17/36 (144A)	100,000	104,692
Ascentium Equipment Receivables 2018-2 Trust 3.510%, 04/10/24 (144A)	290,000	291,550
B2R Mortgage Trust
2.567%, 06/15/49 (144A)	150,941	148,070
3.336%, 11/15/48 (144A)	133,093	132,549
Business Jet Securities LLC
4.335%, 02/15/33 (144A)	359,133	361,148
4.447%, 06/15/33 (144A)	452,052	456,875
5.437%, 06/15/33 (144A)	321,464	326,003
BXG Receivables Note Trust 2018-A 4.440%, 02/02/34 (144A)	777,939	786,965
CoreVest American Finance Trust 2.968%, 10/15/49 (144A)	736,238	721,375
Diamond Resorts Owner Trust 4.190%, 01/21/31 (144A)	304,213	306,498
Freedom Financial Network LLC
3.610%, 07/18/24 (144A)	464,393	464,244
3.990%, 10/20/25 (144A)	875,574	876,511
Lendmark Funding Trust
2.830%, 12/22/25 (144A)	433,000	427,226
3.380%, 05/20/26 (144A)	819,000	805,183
4.230%, 04/20/27 (144A)	709,000	721,313
4.480%, 04/20/27 (144A)	500,000	510,747
Mariner Finance Issuance Trust
3.620%, 02/20/29 (144A)	620,000	620,009
4.200%, 11/20/30 (144A)	1,000,000	1,010,888
Ocwen Master Advance Receivables Trust
3.942%, 08/15/50 (144A)	300,000	300,714
4.532%, 08/15/50 (144A)	235,000	235,548
Oportun Funding IX LLC 3.910%, 07/08/24 (144A)	340,000	339,964
Oportun Funding X LLC 4.100%, 10/08/24 (144A)	601,000	606,603
Progress Residential Trust
2.768%, 08/17/34 (144A)	219,296	215,041
3.255%, 03/17/35 (144A)	100,000	98,297
3.395%, 12/17/34 (144A)	300,000	296,115
3.712%, 08/17/35 (144A)	500,000	500,849
4.040%, 08/17/35 (144A)	389,000	388,188
4.427%, 10/17/35 (144A)	349,000	352,142
4.656%, 08/17/35 (144A)	258,000	256,623
Spirit Master Funding LLC 5.740%, 03/20/42 (144A)	395,922	412,079
Trafigura Securitisation Finance plc 3.730%, 03/15/22 (144A) (c) (e)	422,222	426,133
Tricon American Homes Trust 2.716%, 09/17/34 (144A)	205,000	198,025
Upgrade Receivables Trust 3.760%, 11/15/24 (144A)	153,342	153,245
Vericrest Opportunity Loan Trust LLC
4.375%, 06/25/48 (144A) (f)	169,175	168,923
4.581%, 11/25/48 (144A) (f)	497,008	498,271

Asset-Backed - Other—(Continued)
Verizon Owner Trust 3.230%, 04/20/23	180,000	181,085
VOLT LXXII LLC
4.213%, 10/26/48 (144A) (f)	290,586	290,019
VOLT LXXIII LLC 4.458%, 10/25/48 (144A) (f)	500,000	500,127

		15,785,715

Total Asset-Backed Securities (Cost $27,541,952)		27,693,385

Convertible Preferred Stocks—1.0%

Banks—0.8%
Wells Fargo & Co., Series L 7.500%	13,122	16,559,570

Machinery—0.2%
Stanley Black & Decker, Inc. 5.375%, 05/15/20 (b)	29,159	2,650,262

Total Convertible Preferred Stocks (Cost $19,101,104)		19,209,832

Mortgage-Backed Securities—0.3%

Collateralized Mortgage Obligations—0.2%
Antler Mortgage Trust 4.335%, 07/25/22 (144A)	362,000	361,023
Seasoned Loans Structured Transaction 3.500%, 06/25/28	1,425,707	1,419,815
3.500%, 11/25/28	1,985,927	1,948,764

		3,729,602

Commercial Mortgage-Backed Securities—0.1%
Arivo Funding, LLC 5.165%, 09/15/19 (c) (e)	209,700	209,700
CSMC Trust 3.953%, 09/15/37 (144A)	210,000	212,410
GS Mortgage Securities Trust 2015-590M 3.805%, 10/10/35 (144A) (d)	440,000	428,865
One Lincon Street Commercial Mortgage 5.724%, 10/15/30 (144A) (d)	1,200,000	1,309,529

		2,160,504

Total Mortgage-Backed Securities (Cost $5,893,350)		5,890,106

Preferred Stock—0.1%

Household Products—0.1%
Henkel AG & Co. KGaA (Cost $1,386,571)	11,408	1,245,746

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Short-Term Investments—13.7%

Security Description	Principal Amount*	Value

Repurchase Agreement—12.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $242,113,042; collateralized by U.S. Treasury Notes with rates ranging from 2.250% - 2.750%, maturity dates ranging from 01/31/24 - 02/15/24, and an aggregate market value of $246,942,047.	242,096,902	$242,096,902

U.S. Treasury—1.6%
U.S. Treasury Bills 2.287%, 01/24/19 (g) (h)	475,000	474,327
2.431%, 05/02/19 (g) (i)	26,000,000	25,786,406
2.447%, 05/09/19 (g) (h)	6,800,000	6,741,527

		33,002,260

Total Short-Term Investments (Cost $275,099,614)		275,099,162

Securities Lending Reinvestments(j)—3.2%

Certificates of Deposit—2.0%
Banco Del Estado De Chile New York 2.820%, 1M LIBOR + 0.350%, 05/20/19 (d)	1,000,000	999,979
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	1,000,000	999,975
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (d)	2,000,000	2,000,798
Barclays Bank plc 2.500%, 02/01/19	1,000,000	999,871
2.547%, 1M LIBOR + 0.200%, 02/04/19 (d)	1,500,000	1,499,857
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (d)	1,000,000	999,598
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (d)	1,500,000	1,499,808
2.740%, 1M LIBOR + 0.270%, 07/19/19 (d)	1,000,000	999,594
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (d)	1,000,000	1,000,003
2.642%, 1M LIBOR + 0.210%, 09/13/19 (d)	1,500,000	1,500,000
Credit Industriel et Commercial Zero Coupon, 01/25/19	1,974,456	1,996,600
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (d)	1,000,000	1,000,025
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (d)	1,000,000	1,000,006
Natixis New York 2.731%, 3M LIBOR + 0.190%, 02/01/19 (d)	1,500,000	1,499,664
2.810%, 1M LIBOR + 0.370%, 02/14/19 (d)	2,000,000	2,000,374
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (d)	2,000,000	2,000,016
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	2,000,000	1,999,836
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	1,000,000	999,971
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (d)	2,000,000	1,999,266

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp., New York 2.559%, 1M LIBOR + 0.180%, 03/05/19 (d)	2,000,000	$1,999,526
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (d)	1,000,000	999,955
2.799%, 1M LIBOR + 0.450%, 04/03/19 (d)	2,000,000	2,001,156
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (d)	2,000,000	2,000,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (d)	4,000,000	4,003,470
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	1,500,000	1,499,991

		39,499,339

Commercial Paper—0.5%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (d)	1,000,000	999,723
Banco Santander S.A. 2.740%, 02/07/19	992,998	997,088
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (d)	1,000,000	1,000,000
ING Funding LLC 2.725%, 3M LIBOR + 0.110%, 05/10/19 (d)	2,000,000	1,999,764
Matchpoint Finance plc 2.890%, 05/08/19	985,470	989,253
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (d)	1,000,000	999,890
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	3,000,000	3,000,735

		9,986,453

Repurchase Agreements—0.7%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $3,023,000; collateralized by various Common Stock with an aggregate market value of $3,300,550.	3,000,000	3,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $501,356; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $544,159.	500,000	500,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $57,971; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $59,122.	57,963	57,963
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $87,268; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $89,001.	87,256	87,256

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-27

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments(j)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $44,059; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $44,933.	44,052	$44,052
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $5,722,558; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $5,836,080.	5,721,646	5,721,646
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,914,275; collateralized by various Common Stock with an aggregate market value of $2,090,000.	1,900,000	1,900,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,015,027; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $1,000,141; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,095,476.	1,000,000	1,000,000

		14,310,917

Time Deposit—0.0%
Royal Bank of Canada 2.420%, 01/02/19	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $64,794,852)		64,796,709

Total Investments—96.4% (Cost $1,969,825,227)		1,933,315,315
Other assets and liabilities (net)—3.6%		72,557,358

Net Assets—100.0%		$2,005,872,673

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $63,669,815 and the collateral received consisted of cash in the amount of $64,763,841 and non-cash collateral with a value of $280,548. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Illiquid security. As of December 31, 2018, these securities represent 0.5% of net assets.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2018, the market value of restricted securities was $10,269,802 which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(f)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(g)	The rate shown represents current yield to maturity.
(h)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $6,786,578.
(i)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2018, the market value of securities pledged was $21,388,832.
(j)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $84,145,278, which is 4.2% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Arivo Funding, LLC, 5.165%, 09/15/19	09/21/18 -12/03/18	$209,700	$209,700	$209,700
CVS Pass-Through Trust, 4.704%, 01/10/36	04/05/18	299,767	301,038	293,532
Carnow Auto Receivables Trust, 3.610%, 10/15/21	11/14/18	428,713	428,693	428,778
Carnow Auto Receivables Trust, 4.260%, 09/15/23	11/14/18	400,000	399,959	402,411
Crown Castle Towers LLC, 3.663%, 05/15/45	10/18/18 - 10/24/18	225,000	219,350	218,579
CyberAgent, Inc., Zero Coupon, 02/17/23	12/11/18 -12/20/18	60,000,000	578,759	577,939
Delta Air Lines Pass-Through Trust, 6.821%, 08/10/22	11/05/18	88,779	96,266	95,322
Fannie Mae Pool, 3.890%, 12/01/28	11/20/18	580,000	582,900	603,982
Fannie Mae Pool, 3.940%, 01/01/29	11/21/18	550,000	555,156	575,080
Fort Credit LLC, 6.197%, 12/21/23	11/28/18	790,000	790,000	789,652
SBI Holdings, Inc., Zero Coupon, 09/13/23	12/11/18 -12/12/18	450,000,000	4,174,561	4,163,131
Sonoran Auto Receivables Trust, 4.750%, 06/15/25	12/19/18	1,000,000	1,000,000	1,000,000
Trafigura Securitisation Finance plc, 3.730%, 03/15/22	09/19/18	422,222	422,200	426,133
Tricolor Auto Securitization Trust, 3.960%, 10/15/21	11/15/18	485,560	485,540	485,563

				$10,269,802

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-28

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	2,056,576	SSBT	01/07/19	USD	2,345,629	$11,467
EUR	4,673,890	SSBT	01/07/19	USD	5,305,064	51,806
EUR	3,255,451	TDB	01/07/19	USD	3,778,784	(47,625)
GBP	2,849,557	SSBT	01/07/19	USD	3,607,844	24,917
JPY	4,211,954,294	ANZ	01/07/19	USD	38,033,319	395,168
JPY	191,241,070	RBC	01/07/19	USD	1,721,712	23,108
JPY	199,500,000	SSBT	01/07/19	USD	1,771,829	48,344
SEK	43,414,980	TDB	01/07/19	USD	4,836,802	63,409
SGD	5,048,884	ANZ	01/07/19	USD	3,669,668	35,068
SGD	1,057,026	SSBT	01/07/19	USD	770,808	4,810

Contracts to Deliver
CHF	9,555,246	UBSA	01/07/19	USD	9,952,044	227,805
CHF	9,555,246	SSBT	04/29/19	USD	9,809,182	(20,800)
EUR	2,876,842	ANZ	01/07/19	USD	3,281,746	(15,480)
EUR	133,084,952	UBSA	01/07/19	USD	157,138,594	4,606,374
GBP	8,967,934	UBSA	01/07/19	USD	11,828,669	395,888
JPY	368,392,950	SSBT	01/07/19	USD	3,256,964	(104,132)
JPY	107,739,976	SSBT	01/07/19	USD	951,867	(31,117)
JPY	4,126,562,438	UBSA	01/07/19	USD	36,893,916	(755,483)
JPY	4,211,954,294	ANZ	05/07/19	USD	38,407,637	(403,760)
SEK	33,064,400	SSBT	01/07/19	USD	3,778,126	46,176
SEK	10,350,580	TDB	01/07/19	USD	1,153,124	(15,137)
SGD	10,335,895	ANZ	01/07/19	USD	7,587,443	3,238

Cross Currency Contracts to Buy
EUR	1,653,154	CBNA	01/07/19	SGD	2,652,201	(51,391)

Net Unrealized Appreciation						$4,492,653

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Aluminum Futures	03/20/19	86	USD	3,973,200	$(202,360)
Brent Crude Oil Futures	01/31/19	122	USD	6,563,600	(2,702,550)
Coffee ‘C’ Futures	05/20/19	55	USD	2,164,594	(182,697)
Copper Futures	05/29/19	96	USD	6,328,800	(212,101)
Corn Futures	05/14/19	365	USD	6,989,750	81,923
Cotton No. 2 Futures	05/08/19	40	USD	1,470,000	(95,620)
Euro STOXX 50 Index Futures	03/15/19	121	EUR	3,598,540	(79,168)
FTSE 100 Index Futures	03/15/19	36	GBP	2,397,240	6,935
Gasoline RBOB Futures	02/28/19	54	USD	2,975,616	(287,865)
Gold 100 oz. Futures	04/26/19	96	USD	12,361,920	353,509
Kansas City Hard Red Winter Wheat Futures	05/14/19	60	USD	1,502,250	6,573
LME Nickel Future	05/15/19	39	USD	2,511,054	(29,719)
LME Primary Aluminum	01/16/19	87	USD	3,964,481	(485,613)
LME Zinc Future	05/15/19	39	USD	2,396,550	(86,649)
Lean Hogs Futures	06/14/19	33	USD	1,075,140	(27,817)
Lean Hogs Futures	08/14/19	30	USD	989,700	(23,799)
Live Cattle Futures	06/28/19	100	USD	4,683,000	37,775
Natural Gas Futures	02/26/19	229	USD	6,528,790	(682,889)
Natural Gas Futures	04/26/19	95	USD	2,538,400	(207,353)
New York Harbor ULSD Futures	02/28/19	45	USD	3,156,111	(295,338)
Nickel Futures	03/20/19	39	USD	2,499,471	(476,365)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-29

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	03/15/19	912	USD	114,237,120	$(4,563,611)
Silver Futures	05/29/19	45	USD	3,515,850	141,298
Soybean Futures	05/14/19	131	USD	5,945,763	(11,761)
Soybean Meal Futures	05/14/19	98	USD	3,070,340	24,761
Soybean Oil Futures	05/14/19	145	USD	2,446,440	30,310
Sugar No. 11 Futures	04/30/19	220	USD	2,981,440	(120,289)
TOPIX Index Futures	03/07/19	20	JPY	298,700,000	(165,786)
U.S. Treasury Long Bond Futures	03/20/19	32	USD	4,672,000	211,428
U.S. Treasury Note 10 Year Futures	03/20/19	38	USD	4,636,594	594
U.S. Treasury Note 2 Year Futures	03/29/19	131	USD	27,812,938	189,216
U.S. Treasury Ultra Long Bond Futures	03/20/19	122	USD	19,600,063	966,566
WTI Light Sweet Crude Oil Futures	02/19/19	63	USD	2,880,360	(1,474,174)
WTI Light Sweet Crude Oil Futures	06/19/19	62	USD	2,932,600	(1,602,802)
Wheat Futures	05/14/19	160	USD	4,084,000	(26,622)
Zinc Futures	01/16/19	31	USD	1,923,938	(227,362)
Zinc Futures	03/20/19	39	USD	2,408,738	57,488

Futures Contracts—Short
Euro STOXX 50 Index Futures	03/15/19	(3,288)	EUR	(97,785,120)	2,113,653
Euro-Bund Futures	03/07/19	(336)	EUR	(54,949,440)	(443,133)
LME Primary Aluminum	01/16/19	(87)	USD	(3,964,481)	204,894
MSCI EAFE Index Mini Futures	03/15/19	(1,516)	USD	(130,072,800)	2,192,332
MSCI Emerging Markets Index Mini Futures	03/15/19	(1,319)	USD	(63,760,460)	384,535
Nickel Futures	03/20/19	(39)	USD	(2,499,471)	29,834
Russell 2000 Index E-Mini Futures	03/15/19	(142)	USD	(9,577,900)	476,832
U.S. Treasury Note 10 Year Futures	03/20/19	(490)	USD	(59,787,656)	(1,417,531)
U.S. Treasury Note 5 Year Futures	03/29/19	(2)	USD	(229,375)	(2,957)
U.S. Treasury Note Ultra 10 Year Futures	03/20/19	(136)	USD	(17,690,625)	(556,712)
Zinc Futures	01/16/19	(31)	USD	(1,923,938)	(88,056)
Zinc Futures	03/20/19	(39)	USD	(2,408,738)	99,332

Net Unrealized Depreciation					$(9,168,911)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	3M LIBOR	Quarterly	2.935%	Semi-Annually	07/11/28	USD	189,300,000	$3,843,680	$(51,934)	$3,895,614
Pay	3M LIBOR	Quarterly	2.938%	Semi-Annually	12/14/28	USD	181,600,000	3,655,572	(3,709)	3,659,281
Pay	3M LIBOR	Quarterly	3.195%	Semi-Annually	10/26/28	USD	173,050,000	7,417,321	92,881	7,324,440
Pay	3M LIBOR	Quarterly	3.271%	Semi-Annually	10/25/28	USD	65,000,000	3,212,241	—	3,212,241

Totals								$18,128,814	$37,238	$18,091,576

Glossary of Abbreviations

Counterparties

(ANZ)—	Australia & New Zealand Banking Corp.
(CBNA)—	Citibank N.A.
(RBC)—	Royal Bank of Canada
(SSBT)—	State Street Bank and Trust
(TDB)—	Toronto Dominion Bank
(UBSA)—	UBS AG

Currencies

(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(USD)—	United States Dollar

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-30

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Glossary of Abbreviations—(Continued)

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(ICE)—	Intercontinental Exchange, Inc.
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(CMO)—	Collateralized Mortgage Obligation
(GDR)—	Global Depositary Receipt
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$4,338,092	$3,472,229	$—	$7,810,321
Air Freight & Logistics	—	1,800,756	—	1,800,756
Airlines	3,177,563	4,091,245	—	7,268,808
Auto Components	598,809	4,735,812	—	5,334,621
Automobiles	2,519,678	14,355,620	—	16,875,298
Banks	30,290,779	39,426,644	—	69,717,423
Beverages	8,021,316	8,036,523	—	16,057,839
Biotechnology	5,390,437	1,478,266	—	6,868,703
Building Products	1,441,678	1,652,128	—	3,093,806
Capital Markets	9,058,628	11,837,428	—	20,896,056
Chemicals	2,938,459	11,679,225	—	14,617,684
Commercial Services & Supplies	2,062,532	—	—	2,062,532
Communications Equipment	1,736,622	438,832	—	2,175,454
Construction & Engineering	—	6,095,716	—	6,095,716
Construction Materials	1,950,122	1,732,086	—	3,682,208
Consumer Finance	2,805,515	—	—	2,805,515
Containers & Packaging	3,198,383	—	—	3,198,383
Distributors	603,242	—	—	603,242
Diversified Consumer Services	67,383	—	—	67,383
Diversified Financial Services	2,498,995	4,083,924	—	6,582,919
Diversified Telecommunication Services	3,061,726	7,776,271	—	10,837,997
Electric Utilities	6,377,593	10,596,377	—	16,973,970
Electrical Equipment	908,303	3,400,011	—	4,308,314
Electronic Equipment, Instruments & Components	1,855,032	4,003,322	—	5,858,354
Entertainment	4,679,281	1,911,034	—	6,590,315
Equity Real Estate Investment Trusts	6,470,069	1,976,226	—	8,446,295
Food & Staples Retailing	2,342,804	9,442,758	—	11,785,562
Food Products	1,736,621	9,538,198	—	11,274,819
Gas Utilities	—	553,841	—	553,841
Health Care Equipment & Supplies	6,008,605	632,429	—	6,641,034
Health Care Providers & Services	8,553,159	738,448	—	9,291,607
Health Care Technology	1,099,058	—	—	1,099,058

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-31

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Hotels, Restaurants & Leisure	$2,255,036	$4,013,096	$—	$6,268,132
Household Durables	316,371	7,460,344	—	7,776,715
Household Products	1,816,933	884,097	—	2,701,030
Independent Power and Renewable Electricity Producers	—	599,852	—	599,852
Industrial Conglomerates	2,323,238	5,308,530	—	7,631,768
Insurance	7,956,832	33,429,953	—	41,386,785
Interactive Media & Services	10,849,959	6,852,683	—	17,702,642
Internet & Direct Marketing Retail	14,720,143	—	—	14,720,143
IT Services	13,668,226	10,002,824	—	23,671,050
Life Sciences Tools & Services	1,623,475	187,486	—	1,810,961
Machinery	6,465,779	6,656,445	—	13,122,224
Media	4,679,951	4,302,150	—	8,982,101
Metals & Mining	1,368,216	15,071,039	—	16,439,255
Multi-Utilities	1,233,816	3,228,662	—	4,462,478
Multiline Retail	2,176,164	4,639,990	—	6,816,154
Oil, Gas & Consumable Fuels	12,659,477	25,594,099	—	38,253,576
Paper & Forest Products	—	2,606,265	—	2,606,265
Personal Products	646,393	5,349,814	—	5,996,207
Pharmaceuticals	13,061,159	33,432,565	—	46,493,724
Professional Services	—	1,883,567	—	1,883,567
Real Estate Management & Development	963,634	4,228,756	—	5,192,390
Road & Rail	3,093,296	4,821,819	—	7,915,115
Semiconductors & Semiconductor Equipment	13,814,151	5,086,065	—	18,900,216
Software	18,700,618	2,838,182	—	21,538,800
Specialty Retail	9,571,622	2,958,161	—	12,529,783
Technology Hardware, Storage & Peripherals	12,751,045	2,467,334	—	15,218,379
Textiles, Apparel & Luxury Goods	1,196,437	6,126,933	—	7,323,370
Thrifts & Mortgage Finance	—	5,234,641	—	5,234,641
Tobacco	1,792,929	7,708,366	—	9,501,295
Trading Companies & Distributors	1,545,449	10,122,871	—	11,668,320
Wireless Telecommunication Services	622,933	4,305,700	—	4,928,633
Total Common Stocks	287,663,766	392,887,638	—	680,551,404
Total Corporate Bonds & Notes*	—	362,129,245	—	362,129,245
Total Convertible Bonds*	—	356,306,410	—	356,306,410
Total U.S. Treasury & Government Agencies*	—	140,393,316	—	140,393,316
Total Asset-Backed Securities*	—	27,693,385	—	27,693,385
Total Convertible Preferred Stocks*	19,209,832	—	—	19,209,832
Total Mortgage-Backed Securities*	—	5,890,106	—	5,890,106
Total Preferred Stock*	—	1,245,746	—	1,245,746
Total Short-Term Investments*	—	275,099,162	—	275,099,162
Total Securities Lending Reinvestments*	—	64,796,709	—	64,796,709
Total Investments	$306,873,598	$1,626,441,717	$—	$1,933,315,315

Collateral for Securities Loaned (Liability)	$—	$(64,763,841)	$—	$(64,763,841)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$5,937,578	$—	$5,937,578
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(1,444,925)	—	(1,444,925)
Total Forward Contracts	$—	$4,492,653	$—	$4,492,653
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$7,609,788	$—	$—	$7,609,788
Futures Contracts (Unrealized Depreciation)	(16,778,699)	—	—	(16,778,699)
Total Futures Contracts	$(9,168,911)	$—	$—	$(9,168,911)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$18,091,576	$—	$18,091,576

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-32

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,691,218,413
Repurchase Agreement at value which equals cost	242,096,902
Cash	92,457,059
Cash denominated in foreign currencies (c)	11,948,833
Cash collateral for futures contracts	27,983,000
Unrealized appreciation on forward foreign currency exchange contracts	5,937,578
Receivable for:
Investments sold	156,822
Fund shares sold	9,686
Dividends and interest	6,289,368
Variation margin on centrally cleared swap contracts	3,246,822
Prepaid expenses	6,172
Other assets	100,213

Total Assets	2,081,450,868
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	1,444,925
Collateral for securities loaned	64,763,841
Payables for:
Investments purchased	3,936,754
Fund shares redeemed	838,567
Foreign taxes	218,306
Variation margin on futures contracts	1,837,250
Accrued Expenses:
Management fees	1,140,121
Distribution and service fees	430,341
Deferred trustees’ fees	176,431
Other expenses	791,659

Total Liabilities	75,578,195

Net Assets	$2,005,872,673

Net Assets Consist of:
Paid in surplus	$2,022,110,418
Distributable earnings (Accumulated losses) (d)	(16,237,745)

Net Assets	$2,005,872,673

Net Assets
Class B	$2,005,872,673
Capital Shares Outstanding*
Class B	185,908,832
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $1,727,728,325.
(b)	Includes securities loaned at value of $63,669,815.
(c)	Identified cost of cash denominated in foreign currencies was $11,870,599.
(d)	Includes foreign capital gains tax of $218,306.

Consolidated§ Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$20,795,085
Interest (b)	31,923,576
Securities lending income	787,797

Total investment income	53,506,458
Expenses
Management fees	15,537,360
Administration fees	124,890
Custodian and accounting fees	681,627
Distribution and service fees — Class B	5,397,271
Audit and tax services	123,088
Legal	58,016
Trustees’ fees and expenses	37,004
Shareholder reporting	106,818
Insurance	13,671
Miscellaneous	100,627

Total expenses	22,180,372
Less management fee waiver	(1,502,248)

Net expenses	20,678,124

Net Investment Income	32,828,334

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	26,656,450
Futures contracts	(6,205,019)
Swap contracts	(35,382,077)
Foreign currency transactions	(1,712,267)
Forward foreign currency transactions	6,432,612

Net realized loss	(10,210,301)

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(193,540,188)
Futures contracts	(13,948,339)
Swap contracts	23,579,458
Foreign currency transactions	(41,445)
Forward foreign currency transactions	6,943,830

Net change in unrealized depreciation	(177,006,684)

Net realized and unrealized loss	(187,216,985)

Net Decrease in Net Assets From Operations	$(154,388,651)

(a)	Net of foreign withholding taxes of $1,436,324.
(b)	Net of foreign withholding taxes of $2,256.
(c)	Includes change in foreign capital gains tax of $(201,973).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-33

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,828,334	$26,587,999
Net realized gain (loss)	(10,210,301)	140,270,577
Net change in unrealized appreciation (depreciation)	(177,006,684)	141,987,072

Increase (decrease) in net assets from operations	(154,388,651)	308,845,648

From Distributions to Shareholders (a)
Class B	(152,923,253)	(51,163,096)

Total distributions	(152,923,253)	(51,163,096)

Increase (decrease) in net assets from capital share transactions	188,325,947	(69,575,618)

Total increase (decrease) in net assets	(118,985,957)	188,106,934

Net Assets
Beginning of period	2,124,858,630	1,936,751,696

End of period	$2,005,872,673	$2,124,858,630 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	4,549,075	$55,046,499	5,500,915	$64,836,042
Shares issued through acquisition (c)	16,519,528	201,538,245	0	0
Reinvestments	13,320,841	152,923,253	4,425,874	51,163,096
Redemptions	(19,204,960)	(221,182,050)	(15,967,395)	(185,574,756)

Net increase (decrease)	15,184,484	$188,325,947	(6,040,606)	$(69,575,618)

Increase (decrease) derived from capital shares transactions		$188,325,947		$(69,575,618)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 11). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $24,941,560 as of December 31, 2017.
(c)	See Note 10 of the Notes to Consolidated Financial Statements

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-34

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.45	$10.96	$11.07	$11.86	$11.58

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.15	0.14 (b)	0.12	0.13
Net realized and unrealized gain (loss)	(1.01)	1.64	0.18	(0.01)	0.66

Total income (loss) from investment operations	(0.83)	1.79	0.32	0.11	0.79

Less Distributions
Distributions from net investment income	(0.19)	(0.30)	(0.24)	(0.33)	(0.14)
Distributions from net realized capital gains	(0.64)	0.00	(0.19)	(0.57)	(0.37)

Total distributions	(0.83)	(0.30)	(0.43)	(0.90)	(0.51)

Net Asset Value, End of Period	$10.79	$12.45	$10.96	$11.07	$11.86

Total Return (%) (c)	(7.19)	16.66	2.90	0.89	6.98

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.02	1.02	1.03	1.05
Net ratio of expenses to average net assets (%) (d)(e)	0.96	0.97	0.98	0.99	1.00
Ratio of net investment income to average net assets (%)	1.53	1.32	1.26 (b)	1.06	1.09
Portfolio turnover rate (%)	89	68	38	52	45
Net assets, end of period (in millions)	$2,005.9	$2,124.9	$1,936.8	$1,844.6	$1,648.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for years ended December 31, 2018 and 2017. (see Note 7 of the Consolidated Notes to Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-35

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Global Active Allocation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—JPMorgan Global Active Allocation Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the JPMorgan Global Active Allocation Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by J.P. Morgan Investment Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2018, the Portfolio held $96,215,176 in the Subsidiary, representing 4.6% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-36

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-37

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s Custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to merger adjustments and controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-38

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $242,096,902, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $14,310,917, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of

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loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(34,704,309)	$—	$—	$—	$(34,704,309)
Convertible Bonds	(11,222,355)	—	—	—	(11,222,355)
Convertible Preferred Stocks	(2,707,142)	—	—	—	(2,707,142)
Corporate Bonds & Notes	(16,130,035)	—	—	—	(16,130,035)
Total	$(64,763,841)	$—	$—	$—	$(64,763,841)
Total Borrowings	$(64,763,841)	$—	$—	$—	$(64,763,841)
Gross amount of recognized liabilities for securities lending transactions					$(64,763,841)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

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Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money

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markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$18,091,576
	Unrealized appreciation on futures contracts (b) (c)	1,367,804	Unrealized depreciation on futures contracts (b) (c)	$2,420,333
Equity	Unrealized appreciation on futures contracts (b) (c)	5,174,287	Unrealized depreciation on futures contracts (b) (c)	4,808,565
Commodity	Unrealized appreciation on futures contracts (b) (c)	1,067,697	Unrealized depreciation on futures contracts (b) (c)	9,549,801
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	5,937,578	Unrealized depreciation on forward foreign currency exchange contracts	1,444,925

Total		$31,638,942		$18,223,624

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Australia & New Zealand Banking Corp.	$433,474	$(419,240)	$—	$14,234
Royal Bank of Canada	23,108	—	—	23,108
State Street Bank and Trust	187,520	(156,049)	—	31,471
Toronto Dominion Bank	63,409	(62,762)	—	647
UBS AG	5,230,067	(755,483)	—	4,474,584

	$5,937,578	$(1,393,534)	$—	$4,544,044

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Australia & New Zealand Banking Corp.	$419,240	$(419,240)	$—	$—
Citibank N.A.	51,391	—	—	51,391
State Street Bank and Trust	156,049	(156,049)	—	—
Toronto Dominion Bank	62,762	(62,762)	—	—
UBS AG	755,483	(755,483)	—	—

	$1,444,925	$(1,393,534)	$—	$51,391

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$6,432,612	$6,432,612
Swap contracts	(35,382,077)	—	—	—	(35,382,077)
Futures contracts	(4,500,526)	1,313,643	(3,018,136)	—	(6,205,019)

	$(39,882,603)	$1,313,643	$(3,018,136)	$6,432,612	$(35,154,484)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$6,943,830	$6,943,830
Futures contracts	(1,312,635)	(2,369,028)	(10,266,676)	—	(13,948,339)
Swap contracts	23,579,458	—	—	—	23,579,458

	$22,266,823	$(2,369,028)	$(10,266,676)	$6,943,830	$16,574,949

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$278,183,236
Futures contracts long	157,704,377
Futures contracts short	(225,532,714)
Swap contracts	655,995,833

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the

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agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$213,111,555	$1,320,961,988	$145,792,108	$1,480,246,990

With respect to the Portfolio’s merger with Allianz Global Investors Dynamic Multi-Asset Plus Portfolio, a series of the Trust, (see Note 10) at the close of business on April 27, 2018, the Portfolio acquired long-term securities with a cost of $181,513,977 that are not included in the above purchases values.

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$15,537,360	0.800%	First $250 million
	0.750%	$250 million to $500 million
	0.720%	$500 million to $750 million
	0.700%	Over $750 million

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Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.125%	First $250 million
0.075%	$250 million to $500 million
0.045%	$500 million to $750 million
0.025%	$750 million to $1 billion
0.050%	$1 billion to $3 billion
0.075%	$3 billion to $5 billion
0.100%	Over $5 billion

An identical agreement was in place for the period January 1, 2018 to April 30, 2018. Amounts waived for the year ended December 31, 2018 amounted to $1,254,455 and are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

The Subadviser had voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser had agreed to reduce its advisory fee by the same amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. This voluntary agreement was terminated in September 2018. $247,793 was waived in the aggregate for the year ended December 31, 2018 and is reflected in the total amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-45

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,983,946,558

Gross unrealized appreciation	103,372,036
Gross unrealized depreciation	(144,767,945)

Net unrealized appreciation (depreciation)	$(41,395,909)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$82,181,386	$51,163,096	$70,741,867	$—	$152,923,253	$51,163,096

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$56,132,781	$—	$(41,337,289)	$(30,603,314)	$(15,807,822)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had short-term accumulated capital losses of $30,603,314.

10. Acquisition

At the close of business on April 27, 2018, the Portfolio with Class B net assets of $2,067,964,255 acquired all the assets and liabilities of Allianz Global Investors Dynamic Multi-Asset Plus Portfolio of the Trust, (“Allianz Portfolio”).

The acquisition was accomplished by a tax-free exchange of 16,519,528 Class B shares of the Portfolio (valued at $ $201,538,245) for 18,581,911 Class B shares of Allianz Portfolio. Each shareholder of Allianz Portfolio received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 27, 2018. The transaction was part of a restructuring designed to eliminate the offering of overlapping portfolios in the Brighthouse Financial, Inc. family of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by affiliates of Brighthouse. Some of the investments held by Allianz Portfolio may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Allianz Portfolio. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Allianz Portfolio’s net assets on April 27, 2018, were $201,538,245 for Class B, including investments valued at $201,121,776 with a cost basis of $196,797,806. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Allianz Portfolio was carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,269,502,500, which included $4,321,683 of acquired unrealized appreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2018, the Portfolio’s pro-forma results of operations for the period ended December 31, 2018 would be as follows:

Net Investment income	$33,790,162	(a)
Net realized and unrealized loss on investments	(193,161,917	)(b)

Net decrease in net assets from operations	$(159,371,755)

BHFTI-46

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Portfolio and the Allianz Portfolio that have been included in the Portfolio’s Consolidated Statement of Operations since April 30, 2018.

(a)	$32,828,334 net investment income as reported at December 31, 2018 plus $880,667 from Allianz Portfolio pre-merger net investment income, plus $3,269 in lower net advisory fees, plus $77,892 of pro-forma eliminated other expenses.
(b)	$23,254,280 unrealized depreciation included within distributable earnings (accumulated losses) at December 31, 2018 minus $168,546,363 pro-forma December 31, 2017 unrealized appreciation, plus $10,210,301 net realized losses as reported at December 31, 2018 plus $8,849,027 in net realized gain from Allianz Portfolio pre-merger.

11. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 are effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Consolidated Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Consolidated Statements of Changes in Net Assets.

BHFTI-47

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Global Active Allocation Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the JPMorgan Global Active Allocation Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the JPMorgan Global Active Allocation Portfolio and subsidiary of the Brighthouse Funds Trust I as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-48

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-49

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-50

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-51

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-52

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-53

Brighthouse Funds Trust I

JPMorgan Global Active Allocation Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *   *

JPMorgan Global Active Allocation Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2018, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three- and five-year periods ended September 30, 2018. The Board also considered that the Portfolio outperformed its blended benchmark for the three-year period ended September 30, 2018, and underperformed its blended benchmark for the one-year and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-54

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A and B shares of the JPMorgan Small Cap Value Portfolio returned -13.76% and -13.91%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index1, returned -12.86%.

MARKET ENVIRONMENT / CONDITIONS

The S&P 500 Index ended 2018 down 4.38% after a fourth quarter drawdown that saw a more prolonged increase in market volatility. The forward price/earnings ratio for the S&P 500 Index ended the year at 14.4 times, falling meaningfully below its 25-year average of 16.1 times. Only three of the eleven sectors ended the year in positive territory, namely Health Care, Utilities, and Consumer Discretionary, which returned 6.47%, 4.11%, and 0.82%, respectively. The weakest performers were the Energy sector, down 18.10%, and Materials, down 14.70%. Large-cap stocks, as represented by the S&P 500 Index, greatly outperformed small-cap stocks, which were down 11.01% as measured by the Russell 2000 Index. Growth also outperformed value, as the Russell 3000 Growth Index was down 2.12% compared to the 8.58% decrease in the Russell 3000 Value Index.

The year started off with a short-lived uptick in volatility, partially driven by concerns over interest rate movements, trade policy, and the long-term implications of the Tax Cuts and Jobs Act. Day-to-day price movements saw a significant departure from 2017. In the first quarter of 2018, the S&P 500 Index saw six trading days of plus or minus 2% moves, compared to 2017 in which there were zero days with that level of price change. The overall economic environment was strong over the first half. Economic growth remained stable with first-quarter real gross domestic product growth up 2.8% year over year. Monthly data on retail sales, homebuilding, durable goods and other economic indicators all came in with healthy figures. The second half of the year started off strong as earnings growth was driven by record margins, with 80% of companies exceeding earnings estimates and 62% beating revenue estimates for the second quarter. Robust corporate profits partially tempered the effects of trade uncertainty over the third quarter. The last three months of the year, however, witnessed a significant drawdown characterized by heightened volatility, while economic indicators remained mainly positive, with the exception of the yield curve. While good signs, such as consumer and small business confidence still at high levels, wages rising across income levels, and December same-store retail sales being robust, we remain mindful of the pressure that rising rates, tariffs and the partial government shutdown could put on stocks.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

Stock selection in the Health Care and Industrials sectors hurt returns. Frontier Communications and KB Home were the top individual detractors. Within the Communications Services sector, the Portfolio’s overweight position in Frontier Communications detracted from performance. Frontier Communications initially declined after the company’s CFO resigned for personal reasons. The stock further fell after posting mixed third-quarter earnings. Reported revenues and earnings per share were in line with expectations; however, lackluster subscriber metrics and reduced EBITDA (earnings before interest, taxes, depreciation, and amortization) guidance weighed on the stock. Within the Consumer Discretionary sector, the Portfolio’s overweight position in KB Home detracted from performance. KB Home share prices fell throughout the period as rising land and labor costs along with interest rate hikes proved to be a headwind for the broader industry. Order growth also modestly missed expectations in the third quarter.

Alternatively, stock selection in the Information Technology (“IT”) and Energy sectors aided relative returns. FTI Consulting and Unisys were the top individual contributors. Within the Industrials sector, an overweight position in FTI Consulting contributed to performance as shares rallied after the company posted better-than-expected results for the first and second quarters of 2018. For its second-quarter report, FTI Consulting reported revenue and earnings ahead of consensus, coupled with raised fiscal year 2018 guidance. Strong results were driven by record revenues attributed to solid growth in the Corporate Finance & Restructuring, Forensic and Litigation Consulting, Strategic Communications, and Economic Consulting segments. Within the IT sector, an overweight position in Unisys also contributed to performance. Unisys had a strong start to the year after announcing fourth-quarter 2017 revenues, earnings and margins ahead of estimates, partially driven by favorable tax impacts. Unisys also materially reduced its pension deficit. The company’s shares continued to rise after the company released strong second-quarter 2018 results, which beat both top- and bottom-line expectations, and reaffirmed its fiscal year 2018 guidance.

Based on our proprietary attribution framework, during the year, stock-specific impacts detracted from performance, while the Alpha Model and sector selection contributed to performance. From a factor perspective, Valuation detracted from performance, while Capital Deployment and Earnings quality factors were additive to performance. We remain firmly committed to our disciplined and dispassionate investment process and believe valuation will drive long-term returns. Futures were utilized to effectively gain exposure from cash positions.

BHFTI-1

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Managed by J.P. Morgan Investment Management, Inc.

Portfolio Manager Commentary*—(Continued)

As of December 31, 2018, the Portfolio’s largest relative sector overweights were in the Consumer Discretionary and Health Care sectors, and the largest relative underweights were in the Financials and Communication Services sectors.

Dennis Ruhl

Phil Hart

Portfolio Managers

J.P. Morgan Investment Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
JPMorgan Small Cap Value Portfolio
Class A	-13.76	2.57	9.27
Class B	-13.91	2.32	9.00
Russell 2000 Value Index	-12.86	3.61	10.40

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Tech Data Corp.	1.3
Pebblebrook Hotel Trust	1.3
Geo Group, Inc. (The)	1.2
Westamerica Bancorp	1.2
Abercrombie & Fitch Co. - Class A	1.1
KB Home	1.1
FTI Consulting, Inc.	1.0
Beneficial Bancorp, Inc.	1.0
EMCOR Group, Inc.	1.0
Xperi Corp.	1.0

Top Sectors

% of Net Assets
Financials	27.1
Industrials	12.2
Information Technology	11.5
Consumer Discretionary	10.5
Real Estate	10.3
Utilities	6.8
Health Care	5.4
Energy	5.0
Materials	3.7
Communication Services	1.9

BHFTI-3

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

JPMorgan Small Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.72%	$1,000.00	$815.70	$3.30
	Hypothetical*	0.72%	$1,000.00	$1,021.58	$3.67

Class B (a)	Actual	0.97%	$1,000.00	$814.50	$4.44
	Hypothetical*	0.97%	$1,000.00	$1,020.32	$4.94

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—96.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.7%
Curtiss-Wright Corp.	12,300	$1,256,076
Moog, Inc. - Class A	23,200	1,797,536

		3,053,612

Air Freight & Logistics—0.0%
Echo Global Logistics, Inc. (a)	4,573	92,969

Auto Components—1.1%
Cooper-Standard Holdings, Inc. (a)	2,100	130,452
Stoneridge, Inc. (a)	41,700	1,027,905
Tenneco, Inc. - Class A	106,000	2,903,340
Tower International, Inc.	18,100	430,780

		4,492,477

Banks—15.4%
1st Source Corp.	29,191	1,177,565
American National Bankshares, Inc.	1,700	49,827
BancFirst Corp.	34,000	1,696,600
BancorpSouth Bank	21,000	548,940
Bank of Hawaii Corp.	44,200	2,975,544
Banner Corp. (b)	41,100	2,198,028
Bryn Mawr Bank Corp.	8,400	288,960
Cadence BanCorp	4,400	73,832
Cathay General Bancorp (b)	55,800	1,870,974
Central Pacific Financial Corp.	121,101	2,948,809
Central Valley Community Bancorp	6,500	122,655
Century Bancorp, Inc. - Class A	2,300	155,779
Citizens & Northern Corp.	5,200	137,436
City Holding Co. (b)	39,109	2,643,377
Community Bank System, Inc. (b)	36,700	2,139,610
Community Trust Bancorp, Inc.	33,016	1,307,764
East West Bancorp, Inc.	3,128	136,162
Enterprise Financial Services Corp.	57,200	2,152,436
FCB Financial Holdings, Inc. - Class A (a)	66,500	2,233,070
Financial Institutions, Inc.	18,799	483,134
First Bancorp	8,200	267,812
First BanCorp	327,400	2,815,640
First Citizens BancShares, Inc. - Class A	2,300	867,215
First Commonwealth Financial Corp.	328,400	3,967,072
First Community Bancshares, Inc.	16,300	513,124
First Financial Bankshares, Inc. (b)	20,400	1,176,876
First Financial Corp.	5,600	224,840
First Hawaiian, Inc.	25,600	576,256
First Interstate BancSystem, Inc. - Class A	25,522	933,084
Flushing Financial Corp.	39,500	850,435
Glacier Bancorp, Inc. (b)	57,300	2,270,226
Great Southern Bancorp, Inc.	10,000	460,300
Great Western Bancorp, Inc.	26,400	825,000
Hancock Whitney Corp.	7,000	242,550
Hope Bancorp, Inc. (b)	173,429	2,056,868
Independent Bank Corp.	14,800	311,096
Investors Bancorp, Inc.	263,200	2,737,280
Lakeland Financial Corp.	11,300	453,808
Mercantile Bank Corp.	5,100	144,126
OFG Bancorp	68,645	1,129,897
Preferred Bank	4,800	208,080

Banks—(Continued)
Republic Bancorp, Inc. - Class A	5,300	205,216
S&T Bancorp, Inc. (b)	5,900	223,256
South State Corp.	2,000	119,900
Stock Yards Bancorp, Inc.	5,100	167,280
Tompkins Financial Corp.	5,959	446,985
TriState Capital Holdings, Inc. (a)	6,900	134,274
Trustmark Corp. (b)	95,800	2,723,594
UMB Financial Corp. (b)	60,200	3,670,394
Umpqua Holdings Corp.	159,561	2,537,020
Washington Trust Bancorp, Inc.	10,300	489,559
Webster Financial Corp.	30,200	1,488,558
West Bancorp, Inc.	3,470	66,242
Westamerica Bancorp (b)	88,700	4,938,816

		65,583,181

Biotechnology—1.4%
Acorda Therapeutics, Inc. (a) (b)	9,000	140,220
AMAG Pharmaceuticals, Inc. (a) (b)	66,200	1,005,578
Arcus Biosciences, Inc. (a)	89,439	963,258
Enanta Pharmaceuticals, Inc. (a) (b)	9,400	665,802
Epizyme, Inc. (a)	66,800	411,488
Fate Therapeutics, Inc. (a)	82,000	1,052,060
Five Prime Therapeutics, Inc. (a) (b)	43,500	404,550
Iovance Biotherapeutics, Inc. (a)	77,900	689,415
Tocagen, Inc. (a) (b)	69,400	569,774

		5,902,145

Building Products—0.2%
Armstrong Flooring, Inc. (a)	38,300	453,472
Masonite International Corp. (a)	5,000	224,150

		677,622

Capital Markets—1.1%
Arlington Asset Investment Corp. - Class A (b)	11,700	84,708
Associated Capital Group, Inc. - Class A (b)	3,000	105,690
Donnelley Financial Solutions, Inc. (a)	48,800	684,664
GAMCO Investors, Inc. - Class A	5,100	86,139
Oppenheimer Holdings, Inc. - Class A	4,009	102,430
Stifel Financial Corp.	56,700	2,348,514
Virtus Investment Partners, Inc.	14,200	1,127,906

		4,540,051

Chemicals—1.0%
FutureFuel Corp.	45,500	721,630
Minerals Technologies, Inc.	25,200	1,293,768
Trinseo S.A.	49,900	2,284,422

		4,299,820

Commercial Services & Supplies—1.3%
ACCO Brands Corp.	367,000	2,488,260
Ennis, Inc. (b)	22,500	433,125
Essendant, Inc.	55,900	703,222
Quad/Graphics, Inc. (b)	73,607	906,838
VSE Corp.	30,100	900,291

		5,431,736

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Communications Equipment—1.1%
Comtech Telecommunications Corp.	9,600	$233,664
Infinera Corp. (a)	195,140	778,609
InterDigital, Inc.	200	13,286
NETGEAR, Inc. (a) (b)	16,700	868,901
NetScout Systems, Inc. (a)	123,178	2,910,696

		4,805,156

Construction & Engineering—1.7%
Argan, Inc. (b)	9,610	363,642
EMCOR Group, Inc. (b)	72,800	4,345,432
KBR, Inc.	64,100	973,038
MYR Group, Inc. (a)	46,800	1,318,356
Sterling Construction Co., Inc. (a)	2,900	31,581
Tutor Perini Corp. (a)	15,000	239,550

		7,271,599

Consumer Finance—0.3%
Nelnet, Inc. - Class A	24,500	1,282,330

Containers & Packaging—0.2%
Graphic Packaging Holding Co. (b)	39,500	420,280
Myers Industries, Inc.	14,800	223,628

		643,908

Distributors—0.0%
Weyco Group, Inc.	1,800	52,506

Diversified Consumer Services—0.9%
Houghton Mifflin Harcourt Co. (a)	158,900	1,407,854
K12, Inc. (a)	105,600	2,617,824

		4,025,678

Diversified Financial Services—0.0%
Marlin Business Services Corp.	8,774	195,923

Diversified Telecommunication Services—0.4%
Consolidated Communications Holdings, Inc. (b)	74,200	733,096
Frontier Communications Corp. (b)	322,250	766,955
Windstream Holdings, Inc. (a) (b)	125,020	261,292

		1,761,343

Electric Utilities—1.8%
El Paso Electric Co.	69,505	3,484,286
Portland General Electric Co.	83,300	3,819,305
Spark Energy, Inc. - Class A (b)	25,300	187,979

		7,491,570

Electrical Equipment—0.2%
Bloom Energy Corp. - Class A (a) (b)	3,800	37,924
Powell Industries, Inc.	32,300	807,823

		845,747

Electronic Equipment, Instruments & Components—3.2%
Bel Fuse, Inc. - Class B	51,000	939,420

Electronic Equipment, Instruments & Components—(Continued)
Benchmark Electronics, Inc.	129,737	2,747,830
Fabrinet (a)	26,400	1,354,584
Insight Enterprises, Inc. (a)	36,300	1,479,225
OSI Systems, Inc. (a)	19,700	1,444,010
Tech Data Corp. (a) (b)	70,100	5,734,881

		13,699,950

Energy Equipment & Services—1.3%
Archrock, Inc.	163,100	1,221,619
Dawson Geophysical Co. (a)	3,600	12,168
FTS International, Inc. (a)	117,000	831,870
Matrix Service Co. (a)	39,400	706,836
Natural Gas Services Group, Inc. (a)	12,000	197,280
Nine Energy Service, Inc. (a)	11,900	268,226
Noble Corp. plc (a) (b)	349,275	915,100
SEACOR Holdings, Inc. (a)	4,400	162,800
U.S. Silica Holdings, Inc. (b)	59,971	610,505
Unit Corp. (a)	49,100	701,148

		5,627,552

Equity Real Estate Investment Trusts—10.3%
Alexander & Baldwin, Inc.	53,789	988,642
American Assets Trust, Inc.	64,100	2,574,897
Ashford Hospitality Trust, Inc.	241,095	964,380
Bluerock Residential Growth REIT, Inc.	1,595	14,387
Braemar Hotels & Resorts, Inc.	79,500	709,935
CBL & Associates Properties, Inc. (b)	97,500	187,200
Cedar Realty Trust, Inc.	74,000	232,360
City Office REIT, Inc.	13,000	133,250
CorEnergy Infrastructure Trust, Inc. (b)	20,782	687,468
CoreSite Realty Corp.	22,400	1,953,952
DiamondRock Hospitality Co.	295,300	2,681,324
Franklin Street Properties Corp.	89,300	556,339
Geo Group, Inc. (The)	254,500	5,013,650
Getty Realty Corp.	39,329	1,156,666
Gladstone Commercial Corp.	19,700	353,024
Hersha Hospitality Trust	32,500	570,050
Highwoods Properties, Inc.	8,000	309,520
Hospitality Properties Trust	42,900	1,024,452
Industrial Logistics Properties Trust	9,849	193,733
InfraREIT, Inc.	96,100	2,020,022
Kite Realty Group Trust	32,700	460,743
LTC Properties, Inc.	11,500	479,320
Mack-Cali Realty Corp. (b)	114,200	2,237,178
Pebblebrook Hotel Trust	188,354	5,332,302
Pennsylvania Real Estate Investment Trust (b)	119,700	711,018
Piedmont Office Realty Trust, Inc. - Class A	230,900	3,934,536
PotlatchDeltic Corp.	29,031	918,541
Preferred Apartment Communities, Inc. - Class A	53,400	750,804
PS Business Parks, Inc.	11,500	1,506,500
RLJ Lodging Trust	22,857	374,855
Saul Centers, Inc.	3,200	151,104
Select Income REIT	19,600	144,256
STAG Industrial, Inc.	18,900	470,232
Sunstone Hotel Investors, Inc. (b)	135,473	1,762,504
Urstadt Biddle Properties, Inc. - Class A	20,900	401,698

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Washington Prime Group, Inc. (b)	176,147	$856,074
Washington Real Estate Investment Trust	2,500	57,500
Xenia Hotels & Resorts, Inc.	53,300	916,760

		43,791,176

Food & Staples Retailing—0.2%
BJ’s Wholesale Club Holdings, Inc. (a) (b)	16,900	374,504
Rite Aid Corp. (a) (b)	875,300	619,975

		994,479

Food Products—0.7%
Darling Ingredients, Inc. (a)	144,600	2,782,104
Dean Foods Co. (b)	15,800	60,198

		2,842,302

Gas Utilities—2.0%
Northwest Natural Holding Co.	60,300	3,645,738
Southwest Gas Holdings, Inc.	40,600	3,105,900
Spire, Inc.	24,439	1,810,441

		8,562,079

Health Care Equipment & Supplies—0.2%
AngioDynamics, Inc. (a)	40,100	807,213
FONAR Corp. (a)	10,700	216,568

		1,023,781

Health Care Providers & Services—2.3%
American Renal Associates Holdings, Inc. (a)	90,900	1,047,168
Brookdale Senior Living, Inc. (a)	90,500	606,350
Community Health Systems, Inc. (a) (b)	255,300	719,946
Cross Country Healthcare, Inc. (a)	62,300	456,659
Magellan Health, Inc. (a)	14,600	830,594
Owens & Minor, Inc.	166,265	1,052,457
Patterson Cos., Inc.	122,100	2,400,486
Triple-S Management Corp. - Class B (a)	155,100	2,697,189

		9,810,849

Health Care Technology—0.3%
Allscripts Healthcare Solutions, Inc. (a) (b)	114,500	1,103,780
NantHealth, Inc. (a) (b)	67,950	36,978

		1,140,758

Hotels, Restaurants & Leisure—1.5%
Brinker International, Inc. (b)	98,200	4,318,836
Penn National Gaming, Inc. (a)	103,838	1,955,270
Speedway Motorsports, Inc.	11,000	178,970

		6,453,076

Household Durables—2.2%
Hamilton Beach Brands Holding Co. - Class A (b)	15,600	365,976
Helen of Troy, Ltd. (a)	7,500	983,850
Hovnanian Enterprises, Inc. - Class A (a) (b)	691,900	473,190
KB Home	233,900	4,467,490
Sonos, Inc. (a) (b)	115,602	1,135,212

Household Durables—(Continued)
TRI Pointe Group, Inc. (a) (b)	166,900	1,824,217

		9,249,935

Independent Power and Renewable Electricity Producers—1.3%
Atlantic Power Corp. (a)	531,900	1,154,223
Clearway Energy, Inc. - Class A	110,300	1,866,276
Clearway Energy, Inc. - Class C	144,100	2,485,725

		5,506,224

Insurance—4.6%
Ambac Financial Group, Inc. (a)	26,711	460,498
American Equity Investment Life Holding Co.	29,212	816,183
Argo Group International Holdings, Ltd.	20,219	1,359,728
CNO Financial Group, Inc.	220,600	3,282,528
Global Indemnity, Ltd.	3,100	112,313
Hallmark Financial Services, Inc. (a)	19,721	210,817
HCI Group, Inc. (b)	9,100	462,371
Heritage Insurance Holdings, Inc.	162,100	2,386,112
Horace Mann Educators Corp.	20,211	756,902
MBIA, Inc. (a)	319,600	2,850,832
Navigators Group, Inc. (The)	15,700	1,090,993
Primerica, Inc.	27,073	2,645,303
ProAssurance Corp.	33,100	1,342,536
Third Point Reinsurance, Ltd. (a)	106,100	1,022,804
Universal Insurance Holdings, Inc. (b)	15,200	576,384

		19,376,304

Interactive Media & Services—0.2%
Liberty TripAdvisor Holdings, Inc. - Class A (a)	65,200	1,036,028

Internet & Direct Marketing Retail—0.7%
Liberty Expedia Holdings, Inc. - Class A (a)	72,100	2,819,831

IT Services—0.6%
Perficient, Inc. (a)	58,300	1,297,758
Perspecta, Inc.	44,400	764,568
Unisys Corp. (a)	48,700	566,381

		2,628,707

Leisure Products—0.1%
YETI Holdings, Inc. (a)	19,800	293,832

Machinery—2.1%
AGCO Corp.	25,700	1,430,719
Briggs & Stratton Corp. (b)	41,300	540,204
Douglas Dynamics, Inc.	63,842	2,291,289
EnPro Industries, Inc.	5,600	336,560
Graham Corp.	6,900	157,596
Harsco Corp. (a)	59,100	1,173,726
Hurco Cos., Inc.	12,182	434,898
LB Foster Co. - Class A (a)	9,000	143,100
Wabash National Corp. (b)	189,600	2,479,968

		8,988,060

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Marine—0.2%
Costamare, Inc.	170,300	$747,617

Media—1.3%
Gannett Co., Inc.	283,600	2,419,108
Hemisphere Media Group, Inc. (a)	87,754	1,065,334
MSG Networks, Inc. - Class A (a) (b)	5,363	126,352
New Media Investment Group, Inc.	73,400	849,238
Tribune Publishing Co. (a)	62,900	713,286
WideOpenWest, Inc. (a)	38,900	277,357

		5,450,675

Metals & Mining—1.5%
Kaiser Aluminum Corp.	11,600	1,035,764
SunCoke Energy, Inc. (a)	102,800	878,940
Warrior Met Coal, Inc.	88,600	2,136,146
Worthington Industries, Inc.	63,000	2,194,920

		6,245,770

Mortgage Real Estate Investment Trusts—2.2%
AG Mortgage Investment Trust, Inc.	25,300	403,029
ARMOUR Residential REIT, Inc.	31,800	651,900
Capstead Mortgage Corp.	275,258	1,835,971
Cherry Hill Mortgage Investment Corp.	67,500	1,183,950
Dynex Capital, Inc.	105,700	604,604
Invesco Mortgage Capital, Inc.	161,900	2,344,312
Two Harbors Investment Corp.	184,645	2,370,842

		9,394,608

Multi-Utilities—1.2%
Avista Corp.	66,900	2,841,912
NorthWestern Corp.	35,383	2,103,165
Unitil Corp.	5,800	293,712

		5,238,789

Multiline Retail—0.2%
Dillard’s, Inc. - Class A (b)	15,600	940,836

Oil, Gas & Consumable Fuels—3.7%
Arch Coal, Inc. - Class A (b)	38,200	3,170,218
CVR Energy, Inc.	15,600	537,888
Denbury Resources, Inc. (a)	548,400	937,764
EP Energy Corp. - Class A (a) (b)	473,400	331,380
Gulfport Energy Corp. (a) (b)	408,200	2,673,710
Midstates Petroleum Co., Inc. (a)	17,600	132,176
NACCO Industries, Inc. - Class A	12,200	413,580
PDC Energy, Inc. (a)	15,000	446,400
Peabody Energy Corp. (b)	64,000	1,950,720
Renewable Energy Group, Inc. (a) (b)	77,338	1,987,587
REX American Resources Corp. (a)	26,600	1,811,726
W&T Offshore, Inc. (a) (b)	280,900	1,157,308

		15,550,457

Paper & Forest Products—1.0%
Boise Cascade Co.	19,960	476,046
Domtar Corp.	26,700	937,971

Paper & Forest Products—(Continued)
Louisiana-Pacific Corp.	4,800	106,656
Schweitzer-Mauduit International, Inc.	61,000	1,528,050
Verso Corp. - Class A (a)	62,900	1,408,960

		4,457,683

Personal Products—0.7%
Edgewell Personal Care Co. (a) (b)	83,200	3,107,520

Pharmaceuticals—1.2%
Endo International plc (a)	155,900	1,138,070
Intra-Cellular Therapies, Inc. (a)	35,800	407,762
Mallinckrodt plc (a)	65,400	1,033,320
Medicines Co. (The) (a) (b)	57,100	1,092,894
Prestige Consumer Healthcare, Inc. (a) (b)	43,800	1,352,544

		5,024,590

Professional Services—3.4%
Acacia Research Corp. (a)	136,300	406,174
Barrett Business Services, Inc.	30,160	1,726,660
CRA International, Inc.	7,300	310,615
FTI Consulting, Inc. (a)	66,500	4,431,560
Huron Consulting Group, Inc. (a)	50,300	2,580,893
Navigant Consulting, Inc.	169,100	4,066,855
TrueBlue, Inc. (a)	49,600	1,103,600

		14,626,357

Real Estate Management & Development—0.0%
Cushman & Wakefield plc (a)	3,719	53,814

Road & Rail—0.9%
ArcBest Corp.	85,300	2,922,378
Covenant Transportation Group, Inc. - Class A (a)	11,700	224,640
YRC Worldwide, Inc. (a)	210,800	664,020

		3,811,038

Semiconductors & Semiconductor Equipment—3.9%
Amkor Technology, Inc. (a)	201,800	1,323,808
Cirrus Logic, Inc. (a)	123,900	4,111,002
Cohu, Inc.	7,156	114,997
NeoPhotonics Corp. (a) (b)	44,525	288,522
Rambus, Inc. (a)	371,000	2,845,570
Synaptics, Inc. (a) (b)	68,700	2,556,327
Veeco Instruments, Inc. (a) (b)	110,400	818,064
Xperi Corp. (b)	235,700	4,334,523

		16,392,813

Software—2.7%
ACI Worldwide, Inc. (a)	67,900	1,878,793
Fair Isaac Corp. (a)	18,700	3,496,900
MicroStrategy, Inc. - Class A (a)	28,100	3,589,775
Progress Software Corp.	34,400	1,220,856
Synchronoss Technologies, Inc. (a) (b)	48,800	299,632
TiVo Corp.	119,300	1,122,613

		11,608,569

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—3.1%
Abercrombie & Fitch Co. - Class A (b)	240,200	$4,816,010
Cato Corp. (The) - Class A	39,900	569,373
Chico’s FAS, Inc. (b)	50,600	284,372
Conn’s, Inc. (a) (b)	28,600	539,396
Express, Inc. (a) (b)	148,700	759,857
Hibbett Sports, Inc. (a) (b)	80,500	1,151,150
Murphy USA, Inc. (a)	32,300	2,475,472
Office Depot, Inc.	308,300	795,414
Sally Beauty Holdings, Inc. (a) (b)	69,700	1,188,385
Signet Jewelers, Ltd. (b)	12,300	390,771

		12,970,200

Textiles, Apparel & Luxury Goods—0.8%
Deckers Outdoor Corp. (a)	18,400	2,354,280
Movado Group, Inc.	31,900	1,008,678

		3,362,958

Thrifts & Mortgage Finance—3.5%
BankFinancial Corp.	34,485	515,551
Beneficial Bancorp, Inc.	308,555	4,409,251
First Defiance Financial Corp.	18,500	453,435
Meridian Bancorp, Inc.	83,800	1,200,016
Northfield Bancorp, Inc.	160,500	2,174,775
Oritani Financial Corp.	7,400	109,150
Radian Group, Inc.	29,900	489,164
Territorial Bancorp, Inc.	4,300	111,714
United Community Financial Corp.	11,500	101,775
United Financial Bancorp, Inc.	26,100	383,670
Washington Federal, Inc.	160,900	4,297,639
Waterstone Financial, Inc.	23,900	400,564
WSFS Financial Corp.	5,295	200,733

		14,847,437

Tobacco—0.1%
Vector Group, Ltd. (b)	55,994	544,822

Trading Companies & Distributors—1.5%
BMC Stock Holdings, Inc. (a)	15,800	244,584
DXP Enterprises, Inc. (a)	36,800	1,024,512
MRC Global, Inc. (a)	130,700	1,598,461
Nexeo Solutions, Inc. (a)	29,900	256,841
NOW, Inc. (a) (b)	99,800	1,161,672
Titan Machinery, Inc. (a)	101,000	1,328,150
Veritiv Corp. (a)	24,200	604,274

		6,218,494

Water Utilities—0.5%
American States Water Co.	33,400	2,239,136

Total Common Stocks (Cost $432,758,249)		409,128,479

Short-Term Investment—3.4%
Security Description	Principal Amount*	Value

Repurchase Agreement—3.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $14,634,509; collateralized by U.S. Treasury Note at 2.125%, maturing 11/30/23, with a market value of $14,929,922.	14,633,533	$14,633,533

Total Short-Term Investments (Cost $14,633,533)		14,633,533

Securities Lending Reinvestments (c)—16.0%

Certificates of Deposit—10.8%
Banco Del Estado De Chile New York 2.820%, 1M LIBOR + 0.350%, 05/20/19 (d)	1,000,000	999,979
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	1,000,000	999,975
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (d)	1,500,000	1,500,598
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (d)	2,000,000	1,999,810
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (d)	1,000,000	999,872
2.740%, 1M LIBOR + 0.270%, 07/19/19 (d)	1,000,000	999,594
China Construction Bank Corp. 2.550%, 01/07/19	2,000,000	2,000,000
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (d)	500,000	500,002
2.642%, 1M LIBOR + 0.210%, 09/13/19 (d)	2,000,000	2,000,000
Credit Industriel et Commercial Zero Coupon, 01/25/19	987,228	998,300
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (d)	1,000,000	1,000,025
Credit Suisse AG 2.620%, 04/01/19	2,000,000	1,998,964
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	2,000,000	1,999,852
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	4,973,200	5,005,733
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (d)	2,000,000	1,998,740
2.731%, 3M LIBOR + 0.190%, 02/01/19 (d)	1,000,000	999,776
2.810%, 1M LIBOR + 0.370%, 02/14/19 (d)	1,500,000	1,500,280
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (d)	500,000	500,004
2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	3,000,000	2,996,931
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	1,000,000	999,918
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (d)	1,000,000	999,556
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	2,000,000	1,999,942
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (d)	2,000,000	1,999,266
Svenska Handelsbanken AB 2.822%, 1M LIBOR + 0.300%, 10/31/19 (d)	1,000,000	999,766

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	3,000,000	$2,997,144
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (d)	1,000,000	1,000,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (d)	2,000,000	2,001,735
2.730%, 3M LIBOR + 0.210%, 10/25/19 (d)	1,000,000	1,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	1,000,000	999,994

		45,995,756

Commercial Paper—3.1%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (d)	3,000,000	2,999,169
Banco Santander S.A. 2.740%, 02/07/19	992,998	997,088
Bank of China, Ltd. 2.690%, 01/17/19	993,275	998,826
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	2,000,000	2,000,186
2.725%, 3M LIBOR + 0.110%, 05/10/19 (d)	1,500,000	1,499,823
Matchpoint Finance plc 2.890%, 05/08/19	985,470	989,253
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (d)	1,000,000	999,984
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	1,500,000	1,500,368
Westpac Banking Corp. 2.659%, 3M LIBOR + 0.070%, 08/07/19 (d)	1,000,000	999,343

		12,984,040

Repurchase Agreements—2.1%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $3,526,833; collateralized by various Common Stock with an aggregate market value of $3,850,642.	3,500,000	3,500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $501,356; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $544,159.	500,000	500,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $2,114,240; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $2,156,182.	2,113,903	2,113,903
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,115,778; collateralized by various Common Stock with an aggregate market value of $2,310,000.	2,100,000	2,100,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $755,635; collateralized by various Common Stock with an aggregate market value of $825,000.	750,000	750,000

		8,963,903

Total Securities Lending Reinvestments (Cost $67,954,676)		67,943,699

Total Investments—115.6% (Cost $515,346,458)		491,705,711
Other assets and liabilities (net)—(15.6)%		(66,425,564)

Net Assets—100.0%		$425,280,147

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $67,485,833 and the collateral received consisted of cash in the amount of $67,896,074 and non-cash collateral with a value of $1,872,613. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
Russell 2000 Index E-Mini Futures	03/15/19	210	USD	14,164,500	$(518,784)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(REIT)—	Real Estate Investment Trust
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1- unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$409,128,479	$—	$—	$409,128,479
Total Short-Term Investment*	—	14,633,533	—	14,633,533
Total Securities Lending Reinvestments*	—	67,943,699	—	67,943,699
Total Investments	$409,128,479	$82,577,232	$—	$491,705,711

Collateral for Securities Loaned (Liability)	$—	$(67,896,074)	$—	$(67,896,074)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(518,784)	$—	$—	$(518,784)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$491,705,711
Cash denominated in foreign currencies (c)	5,442
Cash collateral for futures contracts	815,000
Receivable for:
Investments sold	5,366,869
Fund shares sold	53,506
Dividends and interest	997,666
Variation margin on futures contracts	85,026
Prepaid expenses	1,490

Total Assets	499,030,710
Liabilities
Collateral for securities loaned	67,896,074
Payables for:
Investments purchased	5,282,120
Fund shares redeemed	32,913
Accrued Expenses:
Management fees	256,318
Distribution and service fees	5,983
Deferred trustees’ fees	123,956
Other expenses	153,199

Total Liabilities	73,750,563

Net Assets	$425,280,147

Net Assets Consist of:
Paid in surplus	$395,198,532
Distributable earnings (Accumulated losses)	30,081,615

Net Assets	$425,280,147

Net Assets
Class A	$398,122,090
Class B	27,158,057
Capital Shares Outstanding*
Class A	28,110,390
Class B	1,938,619
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.16
Class B	14.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $515,346,458.
(b)	Includes securities loaned at value of $67,485,833.
(c)	Identified cost of cash denominated in foreign currencies was $5,674.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$9,069,425
Non-cash dividends	657,544
Interest	117,379
Securities lending income	808,469

Total investment income	10,652,817
Expenses
Management fees	4,059,826
Administration fees	24,360
Custodian and accounting fees	92,249
Distribution and service fees—Class B	85,291
Audit and tax services	61,328
Legal	46,625
Trustees’ fees and expenses	33,732
Shareholder reporting	28,785
Insurance	3,375
Miscellaneous	15,428

Total expenses	4,450,999
Less management fee waiver	(530,107)

Net expenses	3,920,892

Net Investment Income	6,731,925

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	52,847,882
Futures contracts	(2,144,338)
Foreign currency transactions	(108)

Net realized gain	50,703,436

Net change in unrealized depreciation on:
Investments	(122,108,211)
Futures contracts	(547,940)
Foreign currency transactions	(785)

Net change in unrealized depreciation	(122,656,936)

Net realized and unrealized loss	(71,953,500)

Net Decrease in Net Assets From Operations	$(65,221,575)

(a)	Net of foreign withholding taxes of $2.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$6,731,925	$6,809,306
Net realized gain	50,703,436	31,222,391
Net change in unrealized depreciation	(122,656,936)	(18,920,183)

Increase (decrease) in net assets from operations	(65,221,575)	19,111,514

From Distributions to Shareholders (a)
Class A	(34,866,498)	(29,977,302)
Class B	(2,371,990)	(2,222,804)

Total distributions	(37,238,488)	(32,200,106)

Increase (decrease) in net assets from capital share transactions	(11,542,028)	989,952

Total decrease in net assets	(114,002,091)	(12,098,640)

Net Assets
Beginning of period	539,282,238	551,380,878

End of period	$425,280,147	$539,282,238 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,163,005	$20,437,956	523,832	$8,843,000
Reinvestments	1,983,305	34,866,498	1,799,358	29,977,302
Redemptions	(3,577,596)	(63,700,589)	(2,104,516)	(37,173,213)

Net increase (decrease)	(431,286)	$(8,396,135)	218,674	$1,647,089

Class B
Sales	136,175	$2,183,800	231,899	$4,011,833
Reinvestments	136,243	2,371,990	134,634	2,222,804
Redemptions	(446,188)	(7,701,683)	(399,177)	(6,891,774)

Net decrease	(173,770)	$(3,145,893)	(32,644)	$(657,137)

Increase (decrease) derived from capital shares transactions		$(11,542,028)		$989,952

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(6,521,570)	$(23,455,732)
Class B	(420,986)	(1,801,818)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $6,746,176 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.61	$18.11	$15.15	$18.09	$19.93

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.23	0.21	0.27	0.22
Net realized and unrealized gain (loss)	(2.40)	0.37	4.14	(1.42)	0.52

Total income (loss) from investment operations	(2.17)	0.60	4.35	(1.15)	0.74

Less Distributions
Distributions from net investment income	(0.24)	(0.24)	(0.30)	(0.24)	(0.22)
Distributions from net realized capital gains	(1.04)	(0.86)	(1.09)	(1.55)	(2.36)

Total distributions	(1.28)	(1.10)	(1.39)	(1.79)	(2.58)

Net Asset Value, End of Period	$14.16	$17.61	$18.11	$15.15	$18.09

Total Return (%) (b)	(13.76)	3.62	30.86	(7.25)	4.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.83	0.82	0.82
Net ratio of expenses to average net assets (%) (c)	0.74	0.74	0.73	0.73	0.73
Ratio of net investment income to average net assets (%)	1.31	1.31	1.34	1.59	1.22
Portfolio turnover rate (%)	53	40	38	38	35
Net assets, end of period (in millions)	$398.1	$502.5	$512.9	$528.3	$647.2

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.42	$17.94	$15.02	$17.94	$19.79

Income (Loss) from Investment Operations
Net investment income (a)	0.18	0.18	0.17	0.22	0.18
Net realized and unrealized gain (loss)	(2.36)	0.36	4.10	(1.39)	0.50

Total income (loss) from investment operations	(2.18)	0.54	4.27	(1.17)	0.68

Less Distributions
Distributions from net investment income	(0.19)	(0.20)	(0.26)	(0.20)	(0.17)
Distributions from net realized capital gains	(1.04)	(0.86)	(1.09)	(1.55)	(2.36)

Total distributions	(1.23)	(1.06)	(1.35)	(1.75)	(2.53)

Net Asset Value, End of Period	$14.01	$17.42	$17.94	$15.02	$17.94

Total Return (%) (b)	(13.91)	3.31	30.51	(7.43)	4.37

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.09	1.09	1.08	1.07	1.07
Net ratio of expenses to average net assets (%) (c)	0.99	0.99	0.98	0.98	0.98
Ratio of net investment income to average net assets (%)	1.05	1.05	1.10	1.34	1.00
Portfolio turnover rate (%)	53	40	38	38	35
Net assets, end of period (in millions)	$27.2	$36.8	$38.5	$29.5	$32.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is JPMorgan Small Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-16

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $14,633,533. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $8,963,903. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial

BHFTI-17

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$518,784

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$(2,144,338)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$(547,940)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$8,561

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant

BHFTI-18

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$264,312,659	$0	$311,459,584

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$4,059,826	0.800%	First $100 million
	0.775%	$100 million to $500 million
	0.750%	$500 million to $1 billion
	0.725%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. J.P. Morgan Investment Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $50 million
0.125%	$50 million to $100 million
0.100%	$100 million to $500 million
0.075%	$500 million to $1 billion
0.050%	Over $1 billion

BHFTI-19

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 amounted to $514,313 and are included in the amount shown as a management fee waiver in the Statement of Operations.

The Subadviser had voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser had agreed to reduce its advisory fee by the same amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. This voluntary agreement was terminated in September 2018. $15,794 was waived in the aggregate for the year ended December 31, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations. This waiver had no impact on the net ratio of expenses to average net assets as shown in the Financial Highlights for the year ended December 31, 2018.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$516,676,598
Gross unrealized appreciation	43,311,060
Gross unrealized depreciation	(68,281,947)

Net unrealized appreciation (depreciation)	$(24,970,887)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$6,846,435	$6,942,556	$30,392,054	$25,257,550	$37,238,488	$32,200,106

BHFTI-20

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$9,764,067	$45,412,955	$(24,971,450)	$—	$30,205,572

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-21

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of JPMorgan Small Cap Value Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the JPMorgan Small Cap Value Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the JPMorgan Small Cap Value Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-24

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-25

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-26

Brighthouse Funds Trust I

JPMorgan Small Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

JPMorgan Small Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and J.P. Morgan Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe for the three-year and five-year periods ended June 30, 2018, and performed equally to the median of its Performance Universe for the one-year period ended June 30, 2018. The Board also considered that the Portfolio underperformed the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the Russell 2000 Value Index, for the one-, three-, and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below its Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A and B shares of the Loomis Sayles Global Markets Portfolio returned -5.20% and -5.39%, respectively. The Portfolio’s benchmarks, the MSCI World Index1 and the FTSE World Government Bond Index (“WGBI”)2, returned -8.71% and -0.84%, respectively. A blend of the MSCI World Index (60%) and the FTSE WGBI (40%) returned -5.85%.

MARKET ENVIRONMENT / CONDITIONS

Equity and fixed income markets ended 2018 in decline while volatility returned in earnest. Global equity markets began, which began the year riding a wave of optimism stemming from robust economic growth and rising corporate earnings, capitulated in February. However, global equities largely resumed their optimistic stance by the beginning of the second half of the year, only to abruptly turn lower again in the fourth quarter. Concerns about U.S. trade policy and weaker economic conditions overseas sparked the end of year reversal, which left global equity markets, as measured by the MSCI World Index, was down 8.71% for the year. Most sectors posted negative returns over the year except the Health Care and Utilities sectors of the MSCI World Index. The Energy sector had a volatile year after having performed well through the first three quarters but sharply declined in the fourth quarter. Concerns that U.S. and Iranian output would be greater than expected, coupled with falling demand, prompted a swift drop in the price of oil.

In fixed income, corporate credit spreads widened despite healthy profits and positive cyclical dynamics. Rising trade tensions, emerging market volatility, lower oil prices and the unresolved Brexit situation lowered investor confidence and likely contributed to reduced global demand for credit. Continued U.S. dollar strength was driven by soft economic growth abroad and a U.S. outlook supported by fiscal stimulus.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The global equity portion of the Portfolio outperformed its benchmark, the MSCI World Index over the twelve-month period ended December 31, 2018. Outperformance was driven by strong stock selection, particularly in the Financials, Consumer Staples and Industrials sectors. An underweight position in the Energy sector also contributed to relative results.

Within Financials, Intercontinental Exchange was the strongest contributor as the return of market volatility boosted trading revenues and shares were also supported by positive indications acquisitions were expected to allow the company to enhance its bond trading platform. The Portfolio’s largest individual contributor was McCormick & Company. Shares of McCormick & Company, a global spice and flavorings company, rose after better than expected results driven by the company’s acquisition of Reckitt Benckiser Foods along with improved guidance. Amazon and UnitedHealth Group were also top contributors over the period. Shares of Amazon performed well for the year, despite weakness in the fourth quarter. Amazon has made substantial improvements in profitability as the company’s faster growing businesses (e.g., AWS and Advertising) carried operating margins well above the company average. Shares of UnitedHealth Group outperformed in 2018 as the company continued its transformation from a traditional health insurer into an integrated healthcare platform. UnitedHealth’s Optum brand, created in 2011 to house the group’s health services business, contributed over a third of revenues while having what we believe a multi-period of strong revenue and earnings growth.

The Information Technology sector was the largest detractor from relative results, followed by the Consumer Discretionary sector. Not owning securities in the Utilities sector also hindered relative performance. The Portfolio’s largest detractor over the period was a position in Goldman Sachs. Shares were pressured in the first half of the year as investors appeared skeptical of the bank’s expansion into consumer lending and were underwhelmed by the results of the Federal Reserve’s stress test, which Goldman passed while having its payout capped at last year’s level. Goldman shares came under renewed pressure in the second half of the year due to broad revenue weakness coupled with headlines regarding its involvement in the money laundering scandal around Malaysia’s state development fund. While this news was disappointing, we remained confident in Goldman Sachs’ strong global franchise, especially for M&A and equity underwriting, and its medium-term potential for growth and returns to shareholders.

The fixed income portion of the Portfolio underperformed its benchmark, the FTSE WGBI. The allocation to corporate credit high yield bonds was the largest detractor from returns. Positioning within Consumer Cyclical, Capital Goods, Banking and Technology sector corporate credits impacted performance negatively. Holdings within the Banking sector lagged, as U.S., United Kingdom and Eurozone banking issuers weighed on performance given global growth concerns. Selection among Energy issuers detracted during the period as oil prices traded lower in the fourth quarter on the back of increasing inventories and concerns related to the pace of global demand growth. Overall, currency allocations were positive given exposure to European currencies was limited. Performance was also aided by limited exposure to the poor performing Italian government bond market.

The Portfolio used derivatives to manage active currency positions and detracted from performance during the year. Foreign exchange forwards were used primarily to limit exposure to non-U.S. dollar currencies, but on occasion to gain exposure to a benchmark currency without being invested in cash bonds.

At period end, the equity portion of the Portfolio’s exposure was concentrated in the Financials, Industrials, Information Technology and Consumer Discretionary sectors and held limited exposures to both the Real Estate sector and commodities. As of December 31, 2018, the Portfolio was not invested in the Utilities sector.

BHFTI-1

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

In the fixed income segment, at period end, the Portfolio was most heavily weighted in corporate bonds with the ratings quality split between investment grade and high yield securities. During the period, the Portfolio’s fixed income allocation mix changed as the U.S. fixed income allocation decreased while the non-U.S. fixed income allocation increased. Overall, the Portfolio ended the period with an allocation of 67.5% equities, 14.5% U.S. fixed income, and 18% non-U.S. fixed income.

Dan Fuss

David Rolley

Eileen Riley

Lee Rosenbaum

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD INDEX & THE FTSE WORLD GOVERNMENT BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Loomis Sayles Global Markets Portfolio
Class A	-5.20	5.27	11.73
Class B	-5.39	5.01	11.46
MSCI World Index	-8.71	4.56	9.67
FTSE World Government Bond Index	-0.84	0.77	1.52

1 The MSCI World Index is a capitalization weighted index that measures performance of stocks from developed countries around the world. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The FTSE World Government Bond Index is an index of bonds issued by governments in the U.S., Europe and Asia.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Equity Sectors

% of Net Assets
Financials	14.1
Industrials	10.3
Information Technology	9.7
Consumer Discretionary	8.9
Health Care	6.6

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	21.6
Foreign Government	7.3
U.S. Treasury & Government Agencies	1.8
Convertible Bonds	0.6
Municipals	0.3

BHFTI-3

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Global Markets Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A	Actual	0.78%	$1,000.00	$919.10	$3.77
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class B	Actual	1.03%	$1,000.00	$917.90	$4.98
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—65.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.8%
Northrop Grumman Corp.	38,932	$9,534,447
Thales S.A.	52,451	6,101,443

		15,635,890

Banks—2.9%
HDFC Bank, Ltd.	142,241	4,326,595
M&T Bank Corp.	50,958	7,293,619

		11,620,214

Building Products—0.7%
Assa Abloy AB - Class B	151,997	2,717,596

Capital Markets—6.3%
Goldman Sachs Group, Inc. (The)	25,866	4,320,915
Intercontinental Exchange, Inc.	86,188	6,492,542
Julius Baer Group, Ltd. (a)	118,122	4,220,945
London Stock Exchange Group plc	93,378	4,818,776
S&P Global, Inc.	33,403	5,676,506

		25,529,684

Chemicals—4.3%
LyondellBasell Industries NV - Class A	57,858	4,811,471
Sherwin-Williams Co. (The)	32,341	12,724,890

		17,536,361

Electronic Equipment, Instruments & Components—1.3%
Halma plc	308,758	5,344,703

Food Products—3.7%
McCormick & Co., Inc. (b)	35,987	5,010,830
Nestle S.A.	121,061	9,842,362

		14,853,192

Health Care Equipment & Supplies—2.8%
Danaher Corp.	108,935	11,233,377

Health Care Providers & Services—2.4%
UnitedHealth Group, Inc.	38,909	9,693,010

Hotels, Restaurants & Leisure—2.5%
Marriott International, Inc. - Class A (b)	95,410	10,357,710

Household Durables—0.9%
NVR, Inc. (a)	1,434	3,494,644

Household Products—0.6%
Reckitt Benckiser Group plc	31,461	2,402,551

Industrial Conglomerates—3.0%
Roper Technologies, Inc.	46,246	12,325,484

Insurance—4.9%
AIA Group, Ltd.	1,410,200	11,600,670
Legal & General Group plc	2,117,024	6,211,939

Insurance—(Continued)
Travelers Cos., Inc. (The)	17,067	2,043,773

		19,856,382

Interactive Media & Services—4.6%
Alphabet, Inc. - Class A (a)	7,815	8,166,362
Alphabet, Inc. - Class C (a)	4,137	4,284,319
Facebook, Inc. - Class A (a)	47,516	6,228,872

		18,679,553

Internet & Direct Marketing Retail—5.5%
Alibaba Group Holding, Ltd. (ADR) (a) (b)	66,402	9,101,722
Amazon.com, Inc. (a)	6,718	10,090,235
Booking Holdings, Inc. (a)	1,738	2,993,566

		22,185,523

IT Services—4.2%
Accenture plc - Class A	44,360	6,255,203
CGI Group, Inc. - Class A (a)	116,800	7,143,862
Nomura Research Institute, Ltd.	97,800	3,595,109

		16,994,174

Life Sciences Tools & Services—1.4%
Mettler-Toledo International, Inc. (a)	10,116	5,721,407

Machinery—2.8%
Atlas Copco AB - A Shares	188,698	4,508,102
Parker-Hannifin Corp.	45,618	6,803,469

		11,311,571

Oil, Gas & Consumable Fuels—0.7%
EOG Resources, Inc.	34,516	3,010,140

Real Estate Management & Development—1.6%
CBRE Group, Inc. - Class A (a)	166,741	6,676,310

Semiconductors & Semiconductor Equipment—1.8%
Texas Instruments, Inc.	75,325	7,118,213

Software—2.3%
Temenos AG (a)	45,520	5,485,709
Tyler Technologies, Inc. (a)	20,965	3,895,716

		9,381,425

Total Common Stocks (Cost $216,160,845)		263,679,114

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—21.6%

Security Description	Principal Amount*	Value

Advertising—0.0%
Outfront Media Capital LLC / Outfront Media Capital Corp. 5.250%, 02/15/22	25,000	$24,875
5.875%, 03/15/25	55,000	54,037

		78,912

Aerospace/Defense—0.1%
Embraer Netherlands Finance B.V. 5.050%, 06/15/25	370,000	374,166
TransDigm, Inc. 6.500%, 07/15/24	76,000	73,910
6.500%, 05/15/25	75,000	71,625

		519,701

Airlines—0.7%
Air Canada Pass-Through Trust 3.300%, 01/15/30 (144A)	230,000	219,566
4.125%, 12/15/27 (144A)	153,903	150,563
American Airlines Pass-Through Trust 3.700%, 10/15/25	113,934	110,168
3.750%, 10/15/25	309,950	297,458
4.950%, 02/15/25	149,175	149,519
5.250%, 01/15/24	710,828	731,433
Delta Air Lines Pass-Through Trust 8.021%, 08/10/22	633,498	689,309
Latam Airlines Pass-Through Trust 4.200%, 11/15/27	252,424	242,958
U.S. Airways Pass-Through Trust 5.900%, 10/01/24	52,402	55,899
8.000%, 10/01/19	26,221	27,071
United Airlines Pass-Through Trust 3.650%, 10/07/25	91,435	87,150

		2,761,094

Auto Manufacturers—1.0%
Allison Transmission, Inc. 4.750%, 10/01/27 (144A)	105,000	93,450
Daimler Finance North America LLC 1.750%, 10/30/19 (144A)	210,000	207,204
FCE Bank plc 1.615%, 05/11/23 (EUR)	155,000	169,658
Ford Motor Co. 6.625%, 10/01/28	1,675,000	1,692,546
Ford Motor Credit Co. LLC 3.470%, 04/05/21	200,000	194,377
General Motors Co. 5.200%, 04/01/45	100,000	83,022
General Motors Financial Co., Inc. 3.450%, 04/10/22	100,000	96,701
5.250%, 03/01/26	295,000	288,736
Hyundai Capital America 2.750%, 09/27/26 (144A)	500,000	436,960
Hyundai Capital Services, Inc. 3.750%, 03/05/23 (144A)	260,000	256,575

Auto Manufacturers—(Continued)
Kia Motors Corp. 3.000%, 04/25/23 (144A)	380,000	365,059
Nissan Motor Acceptance Corp. 3.650%, 09/21/21 (144A)	230,000	228,877

		4,113,165

Auto Parts & Equipment—0.5%
Aptiv plc 1.600%, 09/15/28 (EUR)	100,000	103,819
Goodyear Tire & Rubber Co. (The) 4.875%, 03/15/27 (b)	425,000	372,938
7.000%, 03/15/28	1,228,000	1,197,300
Tupy Overseas S.A. 6.625%, 07/17/24 (144A)	200,000	202,702

		1,876,759

Banks—2.2%
Banco Santander S.A. 3.125%, 02/23/23	200,000	189,078
Bank of Montreal 1.750%, 06/15/21 (144A)	255,000	248,117
Barclays plc 3.650%, 03/16/25	225,000	207,391
BNP Paribas S.A. 4.625%, 03/13/27 (144A)	355,000	344,765
Canadian Imperial Bank of Commerce 1.600%, 09/06/19	300,000	297,298
Commerzbank AG 4.000%, 03/23/26 (EUR)	50,000	59,293
Commonwealth Bank of Australia 2.250%, 03/10/20 (144A)	350,000	346,871
Cooperative Rabobank UA 4.375%, 08/04/25	350,000	343,908
Credit Agricole S.A. 4.125%, 01/10/27 (144A)	665,000	641,597
4.375%, 03/17/25 (144A)	200,000	193,622
Danske Bank A/S 3.875%, 09/12/23 (144A)	200,000	192,522
Dexia Credit Local S.A. 2.250%, 02/18/20 (144A)	250,000	248,498
HSBC Holdings plc 4.375%, 11/23/26	200,000	193,724
5.750%, 12/20/27 (GBP)	110,000	160,399
ICICI Bank, Ltd. 3.800%, 12/14/27	390,000	351,797
Industrial & Commercial Bank of China, Ltd. 2.957%, 11/08/22	250,000	243,930
ING Bank NV 1.650%, 08/15/19 (144A)	210,000	208,011
Intesa Sanpaolo S.p.A. 3.928%, 09/15/26 (EUR)	160,000	183,206
5.710%, 01/15/26 (144A) (b)	250,000	229,270
Kasikornbank PCL 3.256%, 07/12/23	375,000	364,996

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Lloyds Banking Group plc 4.500%, 11/04/24	200,000	$193,110
Morgan Stanley 4.350%, 09/08/26	315,000	306,273
National Australia Bank, Ltd. 2.500%, 01/12/21	250,000	245,843
Royal Bank of Scotland Group plc 6.000%, 12/19/23	470,000	475,658
Santander UK Group Holdings plc 4.750%, 09/15/25 (144A)	200,000	188,041
Siam Commercial Bank PCL 3.500%, 04/07/19 (144A)	420,000	420,032
Societe Generale S.A. 4.750%, 11/24/25 (144A)	260,000	256,950
Standard Chartered plc 3.125%, 11/19/24 (EUR)	250,000	294,535
Toronto-Dominion Bank (The) 3.500%, 07/19/23	335,000	337,285
United Overseas Bank, Ltd. 3.200%, 04/23/21 (144A)	735,000	735,388
Woori Bank 5.875%, 04/13/21 (144A)	200,000	208,966

		8,910,374

Beverages—0.1%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 3.650%, 02/01/26 (144A)	420,000	397,001
Constellation Brands, Inc. 4.750%, 11/15/24	110,000	113,448

		510,449

Building Materials—0.6%
Cemex Finance LLC 6.000%, 04/01/24 (144A)	465,000	462,210
CIMPOR Financial Operations B.V. 5.750%, 07/17/24 (144A)	410,000	340,300
JELD-WEN, Inc. 4.625%, 12/15/25 (144A)	1,695,000	1,483,125
Masco Corp. 6.500%, 08/15/32	8,000	8,850
7.750%, 08/01/29	94,000	112,086

		2,406,571

Chemicals—0.7%
Air Liquide Finance S.A. 1.375%, 09/27/19 (144A)	305,000	301,297
Braskem Finance, Ltd. 5.750%, 04/15/21 (144A)	200,000	205,402
Chandra Asri Petrochemical Tbk PT 4.950%, 11/08/24	200,000	173,464
Chemours Co. (The) 6.625%, 05/15/23	13,000	13,130
Hexion, Inc. 7.875%, 02/15/23 (c)	899,000	494,450
9.200%, 03/15/21 (c)	1,910,000	1,050,500

Chemicals—(Continued)
Incitec Pivot Finance LLC 6.000%, 12/10/19 (144A)	80,000	81,768
INVISTA Finance LLC 4.250%, 10/15/19 (144A)	305,000	302,741
Syngenta Finance NV 1.250%, 09/10/27 (EUR)	200,000	195,463

		2,818,215

Commercial Services—0.2%
DP World Crescent, Ltd. 4.848%, 09/26/28 (144A)	435,000	425,821
Edenred 1.875%, 03/30/27 (EUR)	200,000	226,472
Holding d’Infrastructures 0.625%, 03/27/23 (EUR)	100,000	110,613
1.625%, 11/27/27 (EUR)	100,000	106,569
United Rentals North America, Inc. 6.500%, 12/15/26	85,000	83,725

		953,200

Computers—0.2%
Dell International LLC / EMC Corp. 6.020%, 06/15/26 (144A)	165,000	165,821
8.100%, 07/15/36 (144A)	210,000	226,595
8.350%, 07/15/46 (144A)	150,000	162,580
Hewlett Packard Enterprise Co. 6.350%, 10/15/45	160,000	149,513

		704,509

Cosmetics/Personal Care—0.0%
Avon Products, Inc. 8.950%, 03/15/43	40,000	31,000

Diversified Financial Services—2.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.500%, 05/15/21	150,000	150,427
Ally Financial, Inc. 4.125%, 02/13/22	3,620,000	3,515,925
Antares Holdings L.P. 6.000%, 08/15/23 (144A)	255,000	252,064
BOC Aviation, Ltd. 2.750%, 09/18/22 (144A)	210,000	202,053
3.000%, 03/30/20	200,000	198,876
Jefferies Group LLC 6.250%, 01/15/36	175,000	175,633
Nationstar Mortgage Holdings, Inc. 9.125%, 07/15/26 (144A)	820,000	797,450
Navient Corp. 5.000%, 10/26/20	1,745,000	1,670,837
5.500%, 01/25/23	555,000	485,625
5.625%, 08/01/33	1,150,000	759,000
5.875%, 10/25/24	40,000	33,400
6.750%, 06/15/26	185,000	153,550

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Quicken Loans, Inc. 5.250%, 01/15/28 (144A)	65,000	$57,525
5.750%, 05/01/25 (144A)	60,000	56,100
Springleaf Finance Corp. 5.625%, 03/15/23	135,000	124,538
6.875%, 03/15/25	205,000	183,475
7.750%, 10/01/21	165,000	165,619
8.250%, 10/01/23	65,000	66,788
Unifin Financiera S.A. 7.250%, 09/27/23	245,000	225,640

		9,274,525

Electric—0.9%
Electricite de France S.A. 4.500%, 09/21/28 (144A)	230,000	223,060
6.000%, 5Y GBP Swap + 3.958%, 12/29/49 (GBP) (d)	300,000	370,898
Emgesa S.A. E.S.P 8.750%, 01/25/21 (144A) (COP)	1,210,000,000	388,131
Empresas Publicas de Medellin E.S.P. 8.375%, 02/01/21 (144A) (COP)	1,610,000,000	498,252
Enel Chile S.A. 4.875%, 06/12/28	110,000	109,725
Enel Finance International NV 1.375%, 06/01/26 (EUR)	185,000	204,965
2.875%, 05/25/22 (144A)	245,000	230,830
Engie Energia Chile S.A. 5.625%, 01/15/21 (144A)	250,000	255,621
Gas Natural Fenosa Finance B.V. 1.500%, 01/29/28 (EUR)	200,000	223,929
Perusahaan Listrik Negara PT
5.250%, 10/24/42 (144A)	220,000	198,748
5.375%, 01/25/29 (144A)	200,000	200,200
RWE AG 2.750%, 5Y EUR Swap + 2.643%, 04/21/75 (EUR) (d)	340,000	382,235
Transelec S.A. 4.250%, 01/14/25 (144A)	460,000	444,935

		3,731,529

Energy-Alternate Sources—0.0%
Greenko Dutch B.V. 5.250%, 07/24/24 (144A)	200,000	179,250

Engineering & Construction—0.0%
Sydney Airport Finance Co. Pty, Ltd. 3.375%, 04/30/25 (144A)	40,000	38,407

Food—1.3%
Danone S.A. 1.691%, 10/30/19 (144A)	225,000	221,907
New Albertsons, Inc.
6.625%, 06/01/28	50,000	37,000
7.450%, 08/01/29	5,700,000	4,560,000
8.000%, 05/01/31	215,000	175,225

Food—(Continued)
Sigma Alimentos S.A. de C.V. 4.125%, 05/02/26	200,000	186,750

		5,180,882

Forest Products & Paper—0.1%
Inversiones CMPC S.A. 4.375%, 05/15/23 (144A)	400,000	396,200

Gas—0.1%
China Resources Gas Group, Ltd. 4.500%, 04/05/22 (144A)	200,000	204,365
NGL Energy Partners L.P. / NGL Energy Finance Corp.
6.125%, 03/01/25	265,000	227,900
7.500%, 11/01/23	125,000	120,000

		552,265

Healthcare-Services—1.7%
HCA, Inc.
7.050%, 12/01/27	65,000	67,763
7.500%, 11/06/33	4,235,000	4,446,750
7.580%, 09/15/25	310,000	328,600
7.750%, 07/15/36 (b)	1,185,000	1,229,437
Tenet Healthcare Corp.
5.125%, 05/01/25	115,000	107,237
6.875%, 11/15/31	920,000	772,800

		6,952,587

Home Builders—0.5%
K Hovnanian Enterprises, Inc.
5.000%, 11/01/21	700,000	560,000
TRI Pointe Group, Inc. 4.875%, 07/01/21	1,355,000	1,294,025
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, 06/15/19	30,000	29,775

		1,883,800

Housewares—0.0%
Newell Brands, Inc. 4.000%, 12/01/24	150,000	144,710

Insurance—0.5%
AIA Group, Ltd. 3.200%, 03/11/25 (144A)	200,000	192,711
3.900%, 04/06/28 (144A)	260,000	260,341
Allianz SE 2.241%, 3M EURIBOR + 2.650%, 07/07/45 (EUR) (d)	200,000	225,320
Assicurazioni Generali S.p.A. 4.125%, 05/04/26 (EUR)	200,000	238,373
Global Atlantic Fin Co. 8.625%, 04/15/21 (144A)	820,000	904,392
Old Republic International Corp. 4.875%, 10/01/24	175,000	181,890

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Insurance—(Continued)
Radian Group, Inc. 4.500%, 10/01/24	110,000	$99,687

		2,102,714

Internet—0.2%
Alibaba Group Holding, Ltd. 3.400%, 12/06/27	240,000	222,049
Baidu, Inc. 3.875%, 09/29/23	200,000	199,095
Tencent Holdings, Ltd. 2.985%, 01/19/23 (144A)	200,000	194,357

		615,501

Iron/Steel—0.0%
United States Steel Corp. 6.650%, 06/01/37	85,000	63,963

Media—0.4%
COX Communications, Inc. 4.800%, 02/01/35 (144A)	5,000	4,563
CSC Holdings LLC 5.375%, 02/01/28 (144A)	200,000	183,936
DISH DBS Corp.
5.000%, 03/15/23 (b)	160,000	133,200
5.875%, 11/15/24	570,000	458,850
Grupo Televisa S.A.B. 7.250%, 05/14/43 (MXN)	6,000,000	198,778
Myriad International Holdings B.V. 6.000%, 07/18/20 (144A)	200,000	205,312
Time Warner Cable LLC
4.500%, 09/15/42	45,000	36,218
5.500%, 09/01/41	30,000	26,545
Viacom, Inc.
4.375%, 03/15/43	10,000	7,937
5.250%, 04/01/44	135,000	122,307
5.850%, 09/01/43	50,000	48,925
Ziggo B.V. 5.500%, 01/15/27 (144A)	325,000	290,875

		1,717,446

Mining—0.4%
Corp. Nacional del Cobre de Chile
3.625%, 08/01/27 (144A)	350,000	333,323
4.500%, 09/16/25 (144A)	225,000	227,955
4.500%, 09/16/25	230,000	233,021
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A)	435,000	391,552
Hecla Mining Co. 6.875%, 05/01/21	320,000	313,600

		1,499,451

Multi-National—0.2%
Banco Latinoamericano de Comercio Exterior S.A. 3.250%, 05/07/20 (144A)	280,000	276,850

Multi-National—(Continued)
International Bank for Reconstruction & Development 2.500%, 03/12/20 (AUD)	500,000	353,306

		630,156

Oil & Gas—1.6%
Antero Resources Corp.
5.125%, 12/01/22	155,000	145,700
5.375%, 11/01/21	70,000	67,550
BP Capital Markets America, Inc. 3.216%, 11/28/23	175,000	172,463
California Resources Corp. 8.000%, 12/15/22 (144A) (b)	580,000	392,950
Chesapeake Energy Corp.
4.875%, 04/15/22 (b)	2,145,000	1,871,512
5.750%, 03/15/23	130,000	112,125
6.125%, 02/15/21 (b)	200,000	188,000
6.625%, 08/15/20	75,000	72,563
Cimarex Energy Co. 4.375%, 06/01/24	675,000	671,194
Continental Resources, Inc.
3.800%, 06/01/24	180,000	170,388
4.500%, 04/15/23	195,000	191,903
5.000%, 09/15/22	28,000	27,800
Cosan Luxembourg S.A. 5.000%, 03/14/23 (144A)	200,000	192,250
Oasis Petroleum, Inc. 6.875%, 01/15/23	45,000	41,569
Petrobras Global Finance B.V.
4.375%, 05/20/23	125,000	119,234
5.999%, 01/27/28	270,000	254,208
Raizen Fuels Finance S.A. 5.300%, 01/20/27 (144A)	200,000	194,150
Range Resources Corp.
4.875%, 05/15/25	130,000	106,600
5.000%, 08/15/22	190,000	170,050
5.000%, 03/15/23	115,000	101,200
Sinopec Group Overseas Development, Ltd. 2.375%, 04/12/20 (144A)	300,000	296,438
Thaioil Treasury Center Co., Ltd. 3.625%, 01/23/23 (144A)	350,000	345,480
Whiting Petroleum Corp.
5.750%, 03/15/21	145,000	137,750
6.250%, 04/01/23	15,000	13,650
6.625%, 01/15/26	160,000	137,200
YPF S.A.
8.750%, 04/04/24 (144A)	410,000	385,400
16.500%, 05/09/22 (144A) (ARS)	5,400,000	93,204

		6,672,531

Oil & Gas Services—0.1%
Oceaneering International, Inc. 4.650%, 11/15/24	575,000	455,235

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—0.4%
Owens-Brockway Glass Container, Inc. 5.375%, 01/15/25 (144A)	1,230,000	$1,168,500
Sealed Air Corp.
4.875%, 12/01/22 (144A)	10,000	9,900
5.500%, 09/15/25 (144A)	280,000	276,500
Silgan Holdings, Inc. 3.250%, 03/15/25 (EUR)	100,000	114,140

		1,569,040

Pharmaceuticals—1.0%
AbbVie, Inc. 2.500%, 05/14/20	3,625,000	3,590,076
Bayer U.S. Finance LLC 4.250%, 12/15/25 (144A)	240,000	233,691
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36	155,000	138,922
Teva Pharmaceutical Finance Netherlands II B.V. 0.375%, 07/25/20 (EUR)	215,000	239,553

		4,202,242

Pipelines—0.7%
Abu Dhabi Crude Oil Pipeline LLC 3.650%, 11/02/29	385,000	364,980
Enable Midstream Partners L.P. 5.000%, 05/15/44	125,000	102,856
Enbridge Energy Partners L.P. 7.375%, 10/15/45	90,000	111,601
Enbridge, Inc. 2.900%, 07/15/22	125,000	120,964
Energy Transfer Partners L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22	440,000	449,014
EnLink Midstream Partners L.P. 4.150%, 06/01/25	230,000	207,443
MPLX L.P.
4.500%, 07/15/23	10,000	10,099
4.875%, 06/01/25	40,000	40,332
ONEOK Partners L.P. 6.200%, 09/15/43	10,000	10,731
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.750%, 03/15/24	530,000	537,950
Transcontinental Gas Pipe Line Co. LLC 7.850%, 02/01/26	560,000	677,265

		2,633,235

Real Estate—0.2%
Country Garden Holdings Co., Ltd. 7.500%, 03/09/20	200,000	202,359
Goodman Australia Industrial Fund Bond Issuer Pty, Ltd. 3.400%, 09/30/26 (144A)	215,000	203,023
Longfor Group Holdings, Ltd. 3.900%, 04/16/23	200,000	189,182

Real Estate—(Continued)
Prologis L.P. 2.250%, 06/30/29 (GBP)	135,000	160,751

		755,315

Real Estate Investment Trusts—0.2%
iStar, Inc. 5.000%, 07/01/19	843,000	840,366

Retail—0.1%
J.C. Penney Corp., Inc. 7.625%, 03/01/97	155,000	50,375
TRU Taj LLC / TRU Taj Finance, Inc. 11.000%, 01/22/19 (144A)	69,000	69,345
Walmart, Inc. 3.700%, 06/26/28	235,000	238,568

		358,288

Semiconductors—0.0%
Micron Technology, Inc. 5.500%, 02/01/25	104,000	101,790

Shipbuilding—0.1%
Huntington Ingalls Industries, Inc. 5.000%, 11/15/25 (144A)	180,000	182,871

Software—0.2%
Nuance Communications, Inc. 1.000%, 12/15/35	685,000	593,309

Telecommunications—2.1%
America Movil S.A.B. de C.V. 2.125%, 03/10/28 (EUR)	235,000	276,494
AT&T, Inc.
4.500%, 03/09/48	105,000	90,529
4.550%, 03/09/49	115,000	99,125
CenturyLink, Inc. 6.875%, 01/15/28	45,000	39,600
Cincinnati Bell, Inc.
7.000%, 07/15/24 (144A) (b)	145,000	119,625
8.000%, 10/15/25 (144A)	110,000	90,750
Deutsche Telekom International Finance B.V. 4.375%, 06/21/28 (144A)	350,000	344,822
KT Corp. 2.500%, 07/18/26 (144A)	210,000	190,132
Level 3 Financing, Inc. 5.625%, 02/01/23	380,000	373,350
Level 3 Parent LLC 5.750%, 12/01/22	60,000	58,925
MTN Mauritius Investments, Ltd.
4.755%, 11/11/24 (144A)	400,000	362,764
Qwest Capital Funding, Inc. 7.750%, 02/15/31	330,000	268,950
Sprint Capital Corp.
6.875%, 11/15/28	1,250,000	1,181,250
8.750%, 03/15/32	350,000	369,250

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—(Continued)
Sprint Communications, Inc. 7.000%, 08/15/20 (b)	1,255,000	$1,284,869
11.500%, 11/15/21	1,650,000	1,868,625
Telefonica Emisiones S.A. 1.495%, 09/11/25 (EUR)	200,000	229,349
Windstream Services LLC / Windstream Finance Corp. 9.000%, 06/30/25 (144A)	40,000	27,100
10.500%, 06/30/24 (144A)	1,500,000	1,140,000

		8,415,509

Transportation—0.0%
FedEx Corp. 1.000%, 01/11/23 (EUR)	130,000	150,185

Total Corporate Bonds & Notes (Cost $90,694,056)		87,577,251

Foreign Government—7.3%

Banks—0.0%
Korea Development Bank (The) 4.500%, 11/22/19 (AUD)	200,000	142,824

Diversified Financial Services—0.1%
CPPIB Capital, Inc. 0.375%, 06/20/24 (144A) (EUR)	250,000	287,676

Gas—0.1%
Korea Gas Corp. 2.750%, 07/20/22 (144A)	260,000	253,375

Provincial—0.5%
Province of Ontario Canada 1.875%, 05/21/20 (b)	2,045,000	2,021,475

Sovereign—6.6%
Argentine Republic Government International Bonds
6.875%, 04/22/21	150,000	135,526
7.125%, 06/28/17	505,000	361,075
7.625%, 04/22/46	530,000	383,985
Australia Government Bond 5.500%, 04/21/23 (AUD)	405,000	327,246
Bonos de la Tesoreria de la Republica en pesos 4.500%, 03/01/26 (CLP)	215,000,000	315,896
Brazil Notas do Tesouro Nacional
10.000%, 01/01/21 (BRL)	7,765,000	2,095,649
10.000%, 01/01/25 (BRL)	2,635,000	709,807
10.000%, 01/01/27 (BRL)	1,200,000	323,921
Brazilian Government International Bond
4.625%, 01/13/28 (b)	290,000	278,838
8.500%, 01/05/24 (BRL)	350,000	90,757
Canadian Government Bonds
0.500%, 03/01/22 (CAD)	685,000	480,453
1.750%, 09/01/19 (CAD)	805,000	589,923

Sovereign—(Continued)
Chile Government International Bond
3.240%, 02/06/28	400,000	383,800
Colombia Government International Bond 3.875%, 04/25/27	200,000	191,000
Colombian TES 6.250%, 11/26/25 (COP)	1,305,500,000	397,124
7.500%, 08/26/26 (COP)	1,880,000,000	609,951
Dominican Republic International Bonds 5.500%, 01/27/25 (144A)	530,000	525,362
6.000%, 07/19/28 (144A)	200,000	199,500
8.625%, 04/20/27 (144A) (e)	200,000	228,750
Export Development Canada 1.800%, 09/01/22 (CAD)	250,000	180,851
Export-Import Bank of Korea 3.000%, 11/01/22	200,000	197,116
France Government Bond OAT 4.250%, 10/25/23 (EUR)	2,980,000	4,130,491
Indonesia Government International Bonds 2.875%, 07/08/21 (144A) (EUR)	220,000	264,920
4.125%, 01/15/25 (144A)	200,000	196,787
4.750%, 01/08/26 (144A)	200,000	202,619
4.750%, 01/08/26	200,000	202,619
Indonesia Treasury Bonds 7.000%, 05/15/22 (IDR)	9,800,000,000	663,031
8.250%, 07/15/21 (IDR)	14,200,000,000	1,001,060
8.375%, 03/15/24 (IDR)	5,900,000,000	416,857
11.500%, 09/15/19 (IDR)	2,901,000,000	206,874
Italy Buoni Poliennali Del Tesoro 2.000%, 02/01/28 (EUR)	625,000	684,909
2.500%, 11/15/25 (EUR)	605,000	701,566
Kommunalbanken AS 1.750%, 09/15/20 (144A) (b)	200,000	196,919
Korea Treasury Bond 2.000%, 09/10/22 (KRW)	380,000,000	341,720
Mexican Bonos 5.750%, 03/05/26 (MXN)	6,490,000	278,966
6.500%, 06/10/21 (MXN)	7,621,100	370,151
8.000%, 12/07/23 (MXN)	3,700,000	183,752
Mexico Government International Bonds 4.000%, 03/15/15 (EUR)	100,000	100,150
4.125%, 01/21/26	335,000	327,462
Norwegian Government Bond 2.000%, 05/24/23 (144A) (NOK)	5,567,000	660,855
Poland Government Bond 2.500%, 07/25/26 (PLN)	1,300,000	343,728
Senegal Government International Bond 4.750%, 03/13/28 (144A) (EUR) (e)	150,000	158,028
South Africa Government Bond 7.000%, 02/28/31 (ZAR)	23,200,000	1,324,557
Spain Government Bonds 0.750%, 07/30/21 (EUR)	390,000	457,282
1.600%, 04/30/25 (144A) (EUR)	180,000	217,175
4.300%, 10/31/19 (144A) (EUR)	530,000	630,808
4.400%, 10/31/23 (144A) (EUR)	525,000	715,828
Sweden Government Bond 5.000%, 12/01/20 (SEK)	2,650,000	330,017

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2018

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Thailand Government Bond 2.125%, 12/17/26 (THB)	25,000,000	$750,199
Turkey Government International Bond 6.125%, 10/24/28	705,000	656,478
United Kingdom Gilt 1.750%, 07/22/19 (GBP)	520,000	666,378
2.000%, 09/07/25 (GBP)	495,000	670,549

		27,059,265

Total Foreign Government (Cost $32,455,018)		29,764,615

U.S. Treasury & Government Agencies—1.8%

Agency Sponsored Mortgage-Backed—0.1%
Fannie Mae-ACES 2.876%, 11/25/27 (d)	350,000	339,621

U.S. Treasury—1.7%
U.S. Treasury Inflation Indexed Notes
0.125%, 04/15/22 (e)	1,055,377	1,020,982
0.375%, 07/15/27 (e)	1,054,415	1,000,392
0.625%, 04/15/23 (e)	2,392,371	2,352,748
U.S. Treasury Notes
2.750%, 02/28/25	1,360,000	1,373,984
2.875%, 08/15/28	335,000	340,419
3.125%, 11/15/28 (b)	785,000	814,794

		6,903,319

Total U.S. Treasury & Government Agencies (Cost $6,872,073)		7,242,940

Convertible Bonds—0.6%

Computers—0.0%
Western Digital Corp. 1.500%, 02/01/24 (144A)	160,000	129,664

Home Builders—0.1%
KB Home 1.375%, 02/01/19	295,000	293,156

Internet—0.2%
Priceline Group, Inc. (The) 0.900%, 09/15/21 (b)	595,000	656,605

Media—0.1%
DISH Network Corp. 3.375%, 08/15/26	735,000	593,524

Oil & Gas—0.0%
Chesapeake Energy Corp. 5.500%, 09/15/26	15,000	12,073

Oil & Gas—(Continued)
SM Energy Co. 1.500%, 07/01/21	90,000	83,656

		95,729

Real Estate Investment Trusts—0.1%
iStar, Inc. 3.125%, 09/15/22	210,000	189,218

Semiconductors—0.1%
Rovi Corp. 0.500%, 03/01/20	485,000	460,750

Software—0.0%
Evolent Health, Inc. 2.000%, 12/01/21	75,000	83,165
Nuance Communications, Inc. 1.250%, 04/01/25	70,000	61,657

		144,822

Telecommunications—0.0%
CalAmp Corp. 1.625%, 05/15/20	5,000	4,757

Total Convertible Bonds (Cost $2,646,412)		2,568,225

Municipals—0.3%
City of Oslo Norway 3.550%, 02/12/21 (NOK)	5,000,000	600,201
Tobacco Settlement Financing Corp. 6.706%, 06/01/46	675,000	636,978

Total Municipals (Cost $1,310,383)		1,237,179

Convertible Preferred Stocks—0.1%

Oil, Gas & Consumable Fuels—0.1%
Chesapeake Energy Corp.
5.000%, 12/31/49	694	36,004
5.750%, 12/31/49	413	213,168
5.750%, 12/31/49 (144A)	17	8,872

		258,044

Pipelines—0.0%
El Paso Energy Capital Trust I 4.750%, 03/31/28	5,580	232,965

Total Convertible Preferred Stocks (Cost $505,695)		491,009

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2018

Mortgage-Backed Securities—0.1%

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—0.1%
GS Mortgage Securities Trust 5.780%, 08/10/45 (d)	1,399	$1,416
Institutional Mortgage Securities Canada, Inc. 2.616%, 07/12/47 (144A) (CAD)	555,000	401,745

Total Mortgage-Backed Securities (Cost $519,262)		403,161

Short-Term Investments—2.4%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $3,655,755; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $3,729,661.	3,655,511	3,655,511

U.S. Treasury—1.5%
U.S. Treasury Bill 2.601%, 08/15/19 (f)	6,395,000	6,291,655

Total Short-Term Investments (Cost $9,948,700)		9,947,166

Securities Lending Reinvestments (g)—7.2%

Certificates of Deposit—2.0%
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (d)	1,000,000	1,000,399
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (d)	1,000,000	999,905
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (d)	1,000,000	1,000,025
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (d)	1,500,000	1,500,012
Standard Chartered plc 2.717%, 3M LIBOR + 0.230%, 04/24/19 (d)	500,000	499,891
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/12/19	992,778	994,570
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (d)	500,000	500,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (d)	1,000,000	1,000,867
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	500,000	499,997

		7,995,666

Commercial Paper—1.0%
Banco Santander S.A. 2.740%, 02/07/19	992,998	997,088
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	1,500,000	1,500,140
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	1,500,000	1,500,367

		3,997,595

Repurchase Agreements—4.2%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $503,833; collateralized by various Common Stock with an aggregate market value of $550,092.	500,000	500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $ 1,007,513; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $300,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $306,000.	300,000	300,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $400,055; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $408,000.	400,000	400,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $200,031; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $204,000.	200,000	200,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $3,648,892; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $3,721,277.	3,648,310	3,648,310
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,259,392; collateralized by various Common Stock with an aggregate market value of $1,375,000.	1,250,000	1,250,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $100,751; collateralized by various Common Stock with an aggregate market value of $110,000.	100,000	100,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $200,028; collateralized by various Common Stock with an aggregate market value of $222,642.	200,000	200,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,100,156; collateralized by various Common Stock with an aggregate market value of $1,224,533.	1,100,000	1,100,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $ 700,100; collateralized by various Common Stock with an aggregate market value of $779,249.	700,000	700,000

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Nomura Securities International, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $2,000,328; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.500%, maturity dates ranging from 02/15/19 - 08/15/48, and an aggregate market value of $2,040,000.	2,000,000	$2,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $400,056; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $438,190.	400,000	400,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $2,000,281; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $2,190,952.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $600,084; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $657,286.	600,000	600,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $1,100,548; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,205,023.	1,100,000	1,100,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $800,398; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $876,381.	800,000	800,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $700,348; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $766,833.	700,000	700,000

		16,998,310

Total Securities Lending Reinvestments (Cost $28,990,033)		28,991,571

Total Investments—106.4% (Cost $390,102,477)		431,902,231
Other assets and liabilities (net)—(6.4)%		(25,970,859)

Net Assets—100.0%		$405,931,372

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $28,375,020 and the collateral received consisted of cash in the amount of $28,984,086. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Illiquid security. As of December 31, 2018, these securities represent 0.4% of net assets.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	Principal amount of security is adjusted for inflation.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $31,087,310, which is 7.7% of net assets.

Country Diversification as of December 31, 2018 (Unaudited)	% of Net Assets
United States	60.6
United Kingdom	5.4
Switzerland	5.0
France	3.3
Canada	3.1
Hong Kong	3.0
China	2.7
Sweden	1.9
Brazil	1.3
India	1.2

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ARS	5,505,000	BOA	01/09/19	USD	125,114	$19,836
AUD	190,000	UBSA	03/20/19	USD	137,459	(3,457)
CAD	100,000	UBSA	03/20/19	USD	75,199	(1,818)
EUR	8,175,000	MSC	03/20/19	USD	9,340,264	86,701
GBP	325,000	UBSA	03/20/19	USD	413,602	2,186
JPY	1,442,535,000	CSI	03/20/19	USD	12,826,729	411,171
MXN	4,810,000	MSC	03/20/19	USD	231,642	10,219

Contracts to Deliver
ARS	5,505,000	BOA	01/09/19	USD	129,225	(15,724)
BRL	12,760,000	BOA	03/06/19	USD	3,258,593	(18,706)
COP	3,029,855,000	CSI	03/20/19	USD	945,648	16,069
IDR	24,825,435,000	CSI	03/20/19	USD	1,683,309	(28,712)
NOK	1,065,000	UBSA	03/20/19	USD	125,848	2,259
THB	24,000,000	UBSA	03/20/19	USD	734,644	(3,965)
ZAR	9,715,000	UBSA	03/20/19	USD	682,739	13,670

Cross Currency Contracts to Buy
EUR	608,903	CSI	03/20/19	NOK	5,900,000	17,481

Net Unrealized Appreciation						$507,210

Glossary of Abbreviations

Counterparties

(BOA)—	Bank of America N.A.
(CSI)—	Credit Suisse International
(MSC)—	Morgan Stanley & Co.
(UBSA)—	UBS AG

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(COP)—	Colombian Peso
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(SEK)—	Swedish Krona
(THB)—	Thai Baht
(ZAR)—	South African Rand

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt

Index Abbreviations

(EURIBOR)—	Euro Interbank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$9,534,447	$6,101,443	$—	$15,635,890
Banks	7,293,619	4,326,595	—	11,620,214
Building Products	—	2,717,596	—	2,717,596
Capital Markets	16,489,963	9,039,721	—	25,529,684
Chemicals	17,536,361	—	—	17,536,361
Electronic Equipment, Instruments & Components	—	5,344,703	—	5,344,703
Food Products	5,010,830	9,842,362	—	14,853,192
Health Care Equipment & Supplies	11,233,377	—	—	11,233,377
Health Care Providers & Services	9,693,010	—	—	9,693,010
Hotels, Restaurants & Leisure	10,357,710	—	—	10,357,710
Household Durables	3,494,644	—	—	3,494,644
Household Products	—	2,402,551	—	2,402,551
Industrial Conglomerates	12,325,484	—	—	12,325,484
Insurance	2,043,773	17,812,609	—	19,856,382
Interactive Media & Services	18,679,553	—	—	18,679,553
Internet & Direct Marketing Retail	22,185,523	—	—	22,185,523
IT Services	13,399,065	3,595,109	—	16,994,174
Life Sciences Tools & Services	5,721,407	—	—	5,721,407
Machinery	6,803,469	4,508,102	—	11,311,571
Oil, Gas & Consumable Fuels	3,010,140	—	—	3,010,140
Real Estate Management & Development	6,676,310	—	—	6,676,310
Semiconductors & Semiconductor Equipment	7,118,213	—	—	7,118,213
Software	3,895,716	5,485,709	—	9,381,425
Total Common Stocks	192,502,614	71,176,500	—	263,679,114
Total Corporate Bonds & Notes*	—	87,577,251	—	87,577,251
Total Foreign Government*	—	29,764,615	—	29,764,615
Total U.S. Treasury & Government Agencies*	—	7,242,940	—	7,242,940
Total Convertible Bonds*	—	2,568,225	—	2,568,225
Total Municipals*	—	1,237,179	—	1,237,179
Convertible Preferred Stocks
Oil, Gas & Consumable Fuels	—	258,044	—	258,044
Pipelines	232,965	—	—	232,965
Total Convertible Preferred Stocks	232,965	258,044	—	491,009
Total Mortgage-Backed Securities*	—	403,161	—	403,161
Total Short-Term Investments*	—	9,947,166	—	9,947,166
Total Securities Lending Reinvestments*	—	28,991,571	—	28,991,571
Total Investments	$192,735,579	$239,166,652	$—	$431,902,231

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Collateral for Securities Loaned (Liability)	$—	$(28,984,086)	$—	$(28,984,086)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$579,592	$—	$579,592
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(72,382)	—	(72,382)
Total Forward Contracts	$—	$507,210	$—	$507,210

*	See Schedule of Investments for additional detailed categorizations.

Transfers from Level 3 to Level 2 in the amount of $1,489,890 were due the resumption of trading activity which resulted in the availability of significant observable inputs.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$431,902,231
Cash denominated in foreign currencies (c)	1,006,029
Unrealized appreciation on forward foreign currency exchange contracts	579,592
Receivable for:
Fund shares sold	44,381
Dividends and interest	2,318,402
Prepaid expenses	1,235

Total Assets	435,851,870
Liabilities
Due to custodian	9,700
Unrealized depreciation on forward foreign currency exchange contracts	72,382
Collateral for securities loaned	28,984,086
Payables for:
Investments purchased	4,069
Fund shares redeemed	163,610
Foreign taxes	34,316
Accrued Expenses:
Management fees	245,092
Distribution and service fees	58,458
Deferred trustees’ fees	161,163
Other expenses	187,622

Total Liabilities	29,920,498

Net Assets	$405,931,372

Net Assets Consist of:
Paid in surplus	$320,111,916
Distributable earnings (Accumulated losses) (d)	85,819,456

Net Assets	$405,931,372

Net Assets
Class A	$134,662,185
Class B	271,269,187
Capital Shares Outstanding*
Class A	8,519,003
Class B	17,329,425
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.81
Class B	15.65

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $390,102,477.
(b)	Includes securities loaned at value of $28,375,020.
(c)	Identified cost of cash denominated in foreign currencies was $1,009,822.
(d)	Includes foreign capital gains tax of $34,316.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$4,036,983
Interest (b)	7,911,255
Securities lending income	204,874

Total investment income	12,153,112
Expenses
Management fees	3,234,097
Administration fees	24,198
Custodian and accounting fees	126,906
Distribution and service fees—Class B	769,600
Audit and tax services	68,916
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	43,035
Insurance	3,031
Miscellaneous	18,533

Total expenses	4,367,139
Less broker commission recapture	(7,363)

Net expenses	4,359,776

Net Investment Income	7,793,336

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (c)	37,376,521
Foreign currency transactions	(64,956)
Forward foreign currency transactions	(354,317)

Net realized gain	36,957,248

Net change in unrealized depreciation on:
Investments (d)	(66,184,470)
Foreign currency transactions	(19,173)
Forward foreign currency transactions	276,058

Net change in unrealized depreciation	(65,927,585)

Net realized and unrealized loss	(28,970,337)

Net Decrease in Net Assets From Operations	$(21,177,001)

(a)	Net of foreign withholding taxes of $109,691.
(b)	Net of foreign withholding taxes of $46,787.
(c)	Net of foreign capital gains tax of $1,022.
(d)	Includes change in foreign capital gains tax of $(854).

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$7,793,336	$8,086,932
Net realized gain	36,957,248	29,839,151
Net change in unrealized appreciation (depreciation)	(65,927,585)	60,438,309

Increase (decrease) in net assets from operations	(21,177,001)	98,364,392

From Distributions to Shareholders (a)
Class A	(12,901,590)	(3,184,505)
Class B	(25,272,471)	(5,812,518)

Total distributions	(38,174,061)	(8,997,023)

Decrease in net assets from capital share transactions	(19,525,830)	(54,060,036)

Total increase (decrease) in net assets	(78,876,892)	35,307,333

Net Assets
Beginning of period	484,808,264	449,500,931

End of period	$405,931,372	$484,808,264 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	393,784	$7,057,149	210,560	$3,471,691
Reinvestments	736,812	12,901,590	192,069	3,184,505
Redemptions	(1,498,582)	(26,888,967)	(1,215,951)	(20,418,690)

Net decrease	(367,986)	$(6,930,228)	(813,322)	$(13,762,494)

Class B
Sales	1,093,669	$19,017,723	894,372	$14,683,094
Reinvestments	1,454,949	25,272,471	353,130	5,812,518
Redemptions	(3,213,834)	(56,885,796)	(3,661,815)	(60,793,154)

Net decrease	(665,216)	$(12,595,602)	(2,414,313)	$(40,297,542)

Decrease derived from capital shares transactions		$(19,525,830)		$(54,060,036)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(2,514,083)	$(670,422)
Class B	(4,426,752)	(1,385,766)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $8,360,966 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$18.15	$15.02	$15.07	$15.12	$14.92

Income (Loss) from Investment Operations
Net investment income (a)	0.33	0.31	0.34	0.27	0.29
Net realized and unrealized gain (loss)	(1.11)	3.16	0.38	(0.04)	0.26

Total income (loss) from investment operations	(0.78)	3.47	0.72	0.23	0.55

Less Distributions
Distributions from net investment income	(0.39)	(0.27)	(0.29)	(0.28)	(0.35)
Distributions from net realized capital gains	(1.17)	(0.07)	(0.48)	0.00	0.00

Total distributions	(1.56)	(0.34)	(0.77)	(0.28)	(0.35)

Net Asset Value, End of Period	$15.81	$18.15	$15.02	$15.07	$15.12

Total Return (%) (b)	(5.20)	23.33	5.03	1.47	3.76

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	0.78	0.78	0.78	0.78	0.78
Ratio of net investment income to average net assets (%)	1.85	1.87	2.30	1.76	1.91
Portfolio turnover rate (%)	29	27	38	40	45
Net assets, end of period (in millions)	$134.7	$161.3	$145.7	$156.5	$171.1

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$17.98	$14.89	$14.94	$14.99	$14.80

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.27	0.30	0.23	0.25
Net realized and unrealized gain (loss)	(1.10)	3.12	0.38	(0.04)	0.25

Total income (loss) from investment operations	(0.82)	3.39	0.68	0.19	0.50

Less Distributions
Distributions from net investment income	(0.34)	(0.23)	(0.25)	(0.24)	(0.31)
Distributions from net realized capital gains	(1.17)	(0.07)	(0.48)	0.00	0.00

Total distributions	(1.51)	(0.30)	(0.73)	(0.24)	(0.31)

Net Asset Value, End of Period	$15.65	$17.98	$14.89	$14.94	$14.99

Total Return (%) (b)	(5.39)	22.97	4.78	1.23	3.47

Ratios/Supplemental Data
Ratio of expenses to average net assets (%)	1.03	1.03	1.03	1.03	1.03
Ratio of net investment income to average net assets (%)	1.60	1.62	2.05	1.51	1.65
Portfolio turnover rate (%)	29	27	38	40	45
Net assets, end of period (in millions)	$271.3	$323.5	$303.8	$316.2	$344.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Global Markets Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-21

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s Custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-22

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2018, the Portfolio had a payment of $9,700 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2018. The Portfolio’s average overdraft advances during the year ended December 31, 2018 were not significant.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value. As of December 31, 2018, the Portfolio had no when-issued and delayed-delivery securities.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of

BHFTI-23

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $3,655,511. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $16,998,310. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

BHFTI-24

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(23,651,480)	$—	$—	$—	$(23,651,480)
Convertible Bonds	(665,040)	—	—	—	(665,040)
Corporate Bonds & Notes	(1,463,658)	—	—	—	(1,463,658)
Foreign Government	(2,372,649)	—	—	—	(2,372,649)
U.S. Treasury & Government Agencies	(831,259)	—	—	—	(831,259)
Total	$(28,984,086)	$—	$—	$—	$(28,984,086)
Total Borrowings	$(28,984,086)	$—	$—	$—	$(28,984,086)
Gross amount of recognized liabilities for securities lending transactions					$(28,984,086)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

BHFTI-25

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	$579,592	Unrealized depreciation on forward foreign currency exchange contracts	$72,382

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$19,836	$(19,836)	$—	$—
Credit Suisse International	444,721	(28,712)	—	416,009
Morgan Stanley & Co.	96,920	—	—	96,920
UBS AG	18,115	(9,240)	—	8,875

	$579,592	$(57,788)	$—	$521,804

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$34,430	$(19,836)	$—	$14,594
Credit Suisse International	28,712	(28,712)	—	—
UBS AG	9,240	(9,240)	—	—

	$72,382	$(57,788)	$—	$14,594

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Forward foreign currency transactions	$(354,317)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Forward foreign currency transactions	$276,058

BHFTI-26

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$40,750,819

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

BHFTI-27

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$24,876,065	$102,756,518	$20,050,038	$161,643,953

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$3,234,097	0.700%	First $ 500 million
	0.650%	$ 500 million to $1 billion
	0.600%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period July 1, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$500 million to $1 billion
0.050%	Over $1.5 billion

There were no fees waived during the year ended December 31, 2018.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

BHFTI-28

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$390,746,908

Gross unrealized appreciation	58,882,539
Gross unrealized depreciation	(17,790,100)

Net unrealized appreciation (depreciation)	$41,092,439

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$8,897,639	$6,940,835	$29,276,422	$2,056,188	$38,174,061	$8,997,023

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$7,287,223	$37,612,169	$41,081,227	$—	$85,980,619

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-29

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Loomis Sayles Global Markets Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Loomis Sayles Global Markets Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Loomis Sayles Global Markets Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-30

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-31

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-32

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-33

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-34

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-35

Brighthouse Funds Trust I

Loomis Sayles Global Markets Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Loomis Sayles Global Markets Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Loomis, Sayles & Company, L.P. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board took into account that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three, and five-year periods ending June 30, 2018. The Board further considered that the Portfolio outperformed its blended index, 60% MSCI World Index/40% Citigroup World Government Bond Index, for the one-, three- and five-year periods ended September 30, 2018. The Board further noted that the Portfolio outperformed its other blended benchmark for the one-, three- and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees were above its Expense Group median and Expense Universe median but equal to the Sub-advised Expense Universe median. The Board then considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were above its Expense Group median and Expense Universe median, but below the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective July 1, 2018.

BHFTI-36

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class B shares of the MetLife Multi-Index Targeted Risk Portfolio returned -7.18%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.21%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets suffered their worst year since 2008 driven by increased volatility and geo-political tensions between the U.S., China, and Europe. The year started with equity markets setting record highs driven by optimism from the newly implemented tax cut and repatriation of overseas cash increasing stock buy backs and lifting U.S. Equity prices. Growing concerns over trade tensions between the U.S., Mexico, Canada, and China ended the period of low volatility with a large sell-off in January and February. The main U.S. indices lost more than 10% and the CBOE Volatility Index rose to levels not seen since 2015. Markets calmed and equities resumed their upward trend over the summer months but after another large selloff in the fourth quarter, mainly in the Technology and Health Care sectors, volatility returned and 2018 gains were diminished. The U.S. Federal Reserve (the “Fed”) raised interest rates four times this year, helping to contribute to the yield curve flattening. The spread between the 2-year and 10-year U.S. Treasury bill ended this year at just 19 basis points, down from 52 basis points at the start of the year.

Throughout 2018, U.S. equities dropped across the board. The S&P 500 Index, which measures U.S. large cap companies, dropped the least, and declined -4.4%. Small and midcap companies underperformed the large caps as the small cap Russell 2000 Index dropped -11.0% while the midcap S&P 400 Index dropped -11.1%. International equities in developed markets did not fare well either. Measured by the MSCI EAFE Index, they dropped -13.8% in 2018. U.S. fixed income assets, measured by the Bloomberg Barclays U.S. Aggregate Bond Index, remained relatively unchanged rising just 0.01%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is composed of two segments. The first segment (the “Base Sleeve”) is approximately 75% of the Portfolio’s assets and invests in a variety of the Brighthouse Funds Trust II index portfolios to achieve and maintain a broad asset allocation of approximately 40% fixed income and 35% equity. The Investment Committee of Brighthouse Investment Advisers, LLC manages the asset allocation of the Base Sleeve. The second segment (the “Overlay Sleeve”) is approximately 25% of the Portfolio’s assets. The Overlay Sleeve used equity derivatives to keep the Portfolio’s volatility level within a desired range by changing the Portfolio’s total equity exposure, interest rate derivatives to increase duration exposure, and cash and money market instruments which served as the collateral for derivative instruments.

The Portfolio used a targeted equity contribution to volatility that falls within an 8% to 12% band, with a maximum equity allocation of 70%. In 2018, volatility returned to the market after the prior year saw historically low levels of volatility. The year began with measured volatility at historic lows and the Portfolio holding the full equity allocation. A major market sell-off took place in late January and into February which triggered the first rebalance of the year to reduce the equity exposure. As markets calmed in the second quarter, the Portfolio then re-deployed back to full equity exposure in May. The Portfolio remained at or near the maximum equity allocation of 70% until early December, when a broad market sell-off took place and the equity allocation was reduced first to 51.8% in early December, and then to 42.8% in late December. The Portfolio ended the reporting period with an equity allocation of 43.4%.

Portfolio returns were reduced over the year due to impacts of the volatility management overlay. The Portfolio was overweight equity during the initial sell-off in January and underweight equity during the beginning of the recovery in March and April; however, this was offset somewhat after the Portfolio returned to full equity allocation as the rally continued from May through October. The Portfolio was again overweight equity during the initial equity drop in October, which hurt returns, but this again was offset by the positive impact of having de-risked to underweight stocks as the market continued to fall in December. Overall, volatility management contributed -0.4% to Portfolio returns in 2018.

The Portfolio consists of a significant amount of equity and interest rate derivatives in order to manage market exposure. Equity futures are used to change the Portfolio’s equity exposure by either buying or selling the contracts. The contracts used in the Portfolio are meant to capture a broad market exposure. The Portfolio uses S&P 500 e-mini, S&P 400 e-mini, and Russell 2000 e-mini contracts listed on the Chicago Mercantile Exchange to capture the exposure in the U.S. large cap, midcap, and small cap markets, respectfully. In addition, the MSCI EAFE Index contract listed on the Intercontinental Exchange is used for exposure to world equity markets. During the beginning of 2018, the Portfolio was at its maximum equity allocation of 70% which hurt Portfolio performance during the broad market sell off. Once the Portfolio re-risked in futures, the late year sell-off again hurt the overall return of the Portfolio. Futures were sold to decrease the equity contribution to volatility during these periods.

Interest rate derivatives were used as an additional source of diversification and added exposure to interest rates. The positive carry from the coupon return offset the marginal increase in rates and led to a 0.2% gain to the Portfolio.

As of December 2018, the allocation of the Portfolio was based 43.4% in equity and 42.8% in fixed income. The equity allocation was invested in a variety of U.S. and foreign equity indices and the allocation was as follows: 21.4% invested in the S&P 500 Index representing U.S. large cap, 5.4% invested in the S&P 400 Index representing U.S. mid cap, 2.2% in the Russell 2000 Index

BHFTI-1

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Managed by Brighthouse Investment Advisers, LLC and MetLife Investment Advisors, LLC

Portfolio Manager Commentary*—(Continued)

representing U.S. small cap, and 14.4% in MSCI EAFE Index representing foreign equity. The fixed income exposure is invested in an index portfolio that tracks the Bloomberg Barclays U.S. Aggregate Bond Index.

The Base Sleeve is managed by:

Investment Committee

Brighthouse Investment Advisers, LLC

The Overlay Sleeve is managed by:

Chris Johnson

Portfolio Manager

MetLife Investment Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	Since Inception[2]
MetLife Multi-Index Targeted Risk Portfolio
Class B	-7.18	3.85	5.45
Dow Jones Moderate Index	-5.21	4.11	5.97

1 The Dow Jones Moderate Index is a total returns index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 11/5/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
MetLife Aggregate Bond Index Portfolio (Class A)	42.8
MetLife Stock Index Portfolio (Class A)	16.5
MetLife MSCI EAFE Index Portfolio (Class A)	11.2
MetLife Mid Cap Stock index Portfolio (Class A)	4.0
MetLife Russell 2000 Index Portfolio (Class A)	1.6

Exposure by Asset Class

% of Net Assets
Investment Grade Fixed Income	42.8
U.S. Large Cap Equities	21.4
International Developed Market Equities	14.4
U.S. Mid Cap Equities	5.4
U.S. Small Cap Equities	2.2

BHFTI-3

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Multi-Index Targeted Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class B (a)	Actual	0.65%	$1,000.00	$945.70	$3.19
	Hypothetical*	0.65%	$1,000.00	$1,021.93	$3.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTI-4

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2018

Mutual Funds—76.1% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Affiliated Investment Companies—76.1%
MetLife Aggregate Bond Index Portfolio (Class A) (a)	71,196,547	$751,123,575
MetLife Mid Cap Stock Index Portfolio (Class A) (a)	4,345,263	70,914,691
MetLife MSCI EAFE Index Portfolio (Class A) (a)	16,144,670	196,319,193
MetLife Russell 2000 Index Portfolio (Class A) (a)	1,508,882	27,356,033
MetLife Stock Index Portfolio (Class A) (a)	6,142,617	290,238,637

Total Mutual Funds (Cost $1,370,383,334)		1,335,952,129

Short-Term Investments—24.0%

Discount Notes—12.2%
Federal Home Loan Bank
1.014%, 01/02/19 (b)	15,000,000	15,000,000
1.708%, 01/04/19 (b)	25,000,000	24,996,700
2.066%, 01/09/19 (b)	20,000,000	19,990,740
2.094%, 01/11/19 (b)	5,000,000	4,997,025
2.190%, 01/18/19 (b) (c)	15,000,000	14,984,130
2.278%, 01/23/19 (b)	20,000,000	19,972,240
2.346%, 02/01/19 (b)	39,900,000	39,820,200
2.347%, 02/13/19 (b)	50,000,000	49,860,000
2.356%, 02/15/19 (b)	25,000,000	24,926,675

		214,547,710

Security Description	Principal Amount*	Value

U.S. Treasury—11.8%
U.S. Treasury Bills 1.994%, 01/08/19 (b)	11,500,000	11,495,631
2.077%, 01/24/19 (b)	19,000,000	18,973,092
2.142%, 01/17/19 (b)	53,000,000	52,948,790
2.283%, 02/07/19 (b)	55,000,000	54,867,876
2.325%, 02/28/19 (b) (d)	40,000,000	39,846,514
2.411%, 04/04/19 (b)	30,000,000	29,810,227

		207,942,130

Total Short-Term Investments (Cost $422,490,232)		422,489,840

Total Investments—100.1% (Cost $1,792,873,566)		1,758,441,969
Other assets and liabilities (net)—(0.1)%		(1,573,609)

Net Assets—100.0%		$1,756,868,360

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust II. (See Note 7 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	The rate shown represents current yield to maturity.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $11,687,621.
(d)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2018, the market value of securities pledged was $22,911,746.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Depreciation
MSCI EAFE Index Mini Futures	03/15/19	654	USD	56,113,200	$(913,677)
Russell 2000 Index E-Mini Futures	03/15/19	160	USD	10,792,000	(533,829)
S&P 500 Index E-Mini Futures	03/15/19	681	USD	85,302,060	(3,411,082)
S&P Midcap 400 Index E-Mini Futures	03/15/19	147	USD	24,434,340	(1,079,736)

Net Unrealized Depreciation					$(5,938,324)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation
Pay	3M LIBOR	Quarterly	2.900%	Semi-Annually	03/12/29	USD	97,000,000	$1,443,079	$166,104	$1,276,975
Pay	3M LIBOR	Quarterly	2.950%	Semi-Annually	10/11/28	USD	98,000,000	1,956,119	39,582	1,916,537
Pay	3M LIBOR	Quarterly	2.975%	Semi-Annually	11/15/28	USD	97,000,000	1,940,795	20,430	1,920,365
Pay	3M LIBOR	Quarterly	3.220%	Semi-Annually	12/12/28	USD	97,000,000	4,222,780	(6,007)	4,228,787
Pay	3M LIBOR	Quarterly	3.280%	Semi-Annually	01/22/29	USD	98,000,000	4,780,371	21,190	4,759,181
Pay	3M LIBOR	Quarterly	3.280%	Semi-Annually	02/07/29	USD	97,000,000	4,720,175	(33,930)	4,754,105

Totals								$19,063,319	$207,369	$18,855,950

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Schedule of Investments as of December 31, 2018

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$1,335,952,129	$—	$—	$1,335,952,129
Short-Term Investments
Discount Notes	—	214,547,710	—	214,547,710
U.S. Treasury	—	207,942,130	—	207,942,130
Total Short-Term Investments	—	422,489,840	—	422,489,840
Total Investments	$1,335,952,129	$422,489,840	$—	$1,758,441,969

Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(5,938,324)	$—	$—	$(5,938,324)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$18,855,950	$—	$18,855,950

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a)	$422,489,840
Affiliated investments at value (b)	1,335,952,129
Receivable for:
Affiliated investments sold	822,493
Fund shares sold	12,122
Variation margin on futures contracts	984,371
Variation margin on centrally cleared swap contracts	2,135,017
Prepaid expenses	1,259

Total Assets	1,762,397,231
Liabilities
Due to custodian	3,865,647
Payables for:
Fund shares redeemed	834,614
Accrued Expenses:
Management fees	249,308
Distribution and service fees	378,407
Deferred trustees’ fees	97,071
Other expenses	103,824

Total Liabilities	5,528,871

Net Assets	$1,756,868,360

Net Assets Consist of:
Paid in surplus	$1,798,114,959
Distributable earnings (Accumulated losses)	(41,246,599)

Net Assets	$1,756,868,360

Net Assets
Class B	$1,756,868,360
Capital Shares Outstanding*
Class B	155,367,344
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$11.31

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $422,490,232.
(b)	Identified cost of affiliated investments was $1,370,383,334.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends from affiliated investments	$37,479,802
Interest	8,842,577

Total investment income	46,322,379
Expenses
Management fees	3,219,690
Administration fees	41,946
Custodian and accounting fees	54,865
Distribution and service fees—Class B	4,814,978
Audit and tax services	37,172
Legal	44,849
Trustees’ fees and expenses	33,732
Shareholder reporting	14,527
Insurance	3,128
Miscellaneous	12,922

Total expenses	8,277,809

Net Investment Income	38,044,570

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(2,252)
Affiliated investments	18,234,442
Futures contracts	(61,031,371)
Swap contracts	(36,052,632)
Capital gain distributions from affiliated investments	28,661,405

Net realized loss	(50,190,408)

Net change in unrealized appreciation (depreciation) on:
Investments	20,882
Affiliated investments	(139,054,317)
Futures contracts	(12,986,899)
Swap contracts	25,341,569

Net change in unrealized depreciation	(126,678,765)

Net realized and unrealized loss	(176,869,173)

Net Decrease in Net Assets From Operations	$(138,824,603)

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$38,044,570	$30,674,908
Net realized gain (loss)	(50,190,408)	114,488,600
Net change in unrealized appreciation (depreciation)	(126,678,765)	128,398,650

Increase (decrease) in net assets from operations	(138,824,603)	273,562,158

From Distributions to Shareholders (a)
Class B	(158,328,570)	(78,953,767)

Total distributions	(158,328,570)	(78,953,767)

Increase in net assets from capital share transactions	42,534,204	16,016,032

Total increase (decrease) in net assets	(254,618,969)	210,624,423

Net Assets
Beginning of period	2,011,487,329	1,800,862,906

End of period	$1,756,868,360	$2,011,487,329 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	5,546,938	$68,971,853	6,963,880	$87,906,273
Reinvestments	13,085,006	158,328,570	6,336,579	78,953,767
Redemptions	(14,968,105)	(184,766,219)	(11,983,257)	(150,844,008)

Net increase	3,663,839	$42,534,204	1,317,202	$16,016,032

Increase derived from capital shares transactions		$42,534,204		$16,016,032

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 10). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class B	$(27,987,343)	$(50,966,424)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $33,413,491 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$13.26	$11.97	$11.62	$12.24	$11.24

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.20	0.18	0.18	0.14
Net realized and unrealized gain (loss)	(1.13)	1.63	0.32	(0.31)	0.90

Total income (loss) from investment operations	(0.88)	1.83	0.50	(0.13)	1.04

Less Distributions
Distributions from net investment income	(0.23)	(0.19)	(0.15)	(0.15)	0.00
Distributions from net realized capital gains	(0.84)	(0.35)	0.00	(0.34)	(0.04)

Total distributions	(1.07)	(0.54)	(0.15)	(0.49)	(0.04)

Net Asset Value, End of Period	$11.31	$13.26	$11.97	$11.62	$12.24

Total Return (%) (b)	(7.18)	15.54	4.36	(1.21)	9.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (c)	0.43	0.43	0.43	0.44	0.47
Net ratio of expenses to average net assets (%) (c)	0.43	0.43	0.43	0.44	0.47 (d)
Ratio of net investment income to average net assets (%) (e)	1.98	1.61	1.50	1.44	1.21
Portfolio turnover rate (%)	8	4	4	0 (f)	1
Net assets, end of period (in millions)	$1,756.9	$2,011.5	$1,800.9	$1,455.2	$953.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Portfolio invests.
(d)	Includes the effects of expenses reimbursed by the Adviser.
(e)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(f)	Rounds to less than 1%.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class B shares are currently offered by the Portfolio.

The Portfolio invests approximately 75% of its assets (the “Base Portion”) in other Portfolios of the Brighthouse Funds Trust II (“Underlying Portfolios”) and approximately 25% of its assets (the “Overlay Portion”) in a portfolio of fixed income instruments that serve as collateral for derivative instruments, primarily stock index futures and interest rate swaps.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses for such Underlying Portfolios.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

BHFTI-10

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2018, the Portfolio had a payment of $3,865,647 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2018. The Portfolio’s average overdraft advances during the year ended December 31, 2018 were not significant.

BHFTI-11

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it. The Portfolio had no outstanding repurchase agreements at December 31, 2018.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity derivative instruments, consisting primarily of stock index futures, was used to increase or decrease the Portfolio’s overall equity exposure. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

BHFTI-12

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$18,855,950
Equity			Unrealized depreciation on futures contracts (b)	$5,938,324

Total		$18,855,950		$5,938,324

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Total
Futures contracts	$—	$(61,031,371)	$(61,031,371)
Swap contracts	(36,052,632)	—	(36,052,632)

	$(36,052,632)	$(61,031,371)	$(97,084,003)

BHFTI-13

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Total
Futures contracts	$—	$(12,986,899)	$(12,986,899)
Swap contracts	25,341,569	—	25,341,569

	$25,341,569	$(12,986,899)	$12,354,670

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$249,692
Swap contracts	584,000,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

BHFTI-14

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$121,074,400	$0	$159,773,784

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - The Trust is managed by the Adviser. The Trust has entered into a management agreement with the Adviser (the “Management Agreement”) for investment management services in connection with the investment management of the Portfolio. The Adviser is responsible for managing the Base Portion of the Portfolio. The Adviser is subject to the supervision and direction of the Board and has overall responsibility for the general management and administration of the Trust. The Adviser has entered into a subadvisory agreement with MetLife Investment Advisors, LLC (“MIA”) for investment subadvisory services in connection with the investment management of the Overlay Portion of the Portfolio.

Under the terms of the Portfolio’s Management Agreement, the Portfolio pays the Adviser a monthly fee based upon annual rates applied to the Portfolio’s average daily net assets as follows:

Management Fees earned by Brighthouse Investment Advisers (Overlay Portion managed by MIA) for the year ended December 31, 2018	% per annum	Average Daily Net Assets of the Overlay Portion
$2,344,580	0.500%	First $250 million
	0.485%	$250 million to $500 million
	0.470%	$500 million to $1 billion
	0.450%	Over $1 billion

Management Fees earned by Brighthouse Investment Advisers (Base Portion managed by the Adviser) for the year ended December 31, 2018	% per annum	Average Daily Net Assets of the Base Portion
$875,110	0.070%	First $500 million
	0.060%	$500 million to $1 billion
	0.050%	Over $1 billion

In addition to the above management fees paid to the Adviser, the Portfolio indirectly pays the Adviser a management fee through its investment in the Underlying Portfolios.

For providing subadvisory services to the Portfolio, the Adviser has agreed to pay MIA an investment subadvisory fee based upon annual rates applied to the Overlay Portion of the Portfolio’s average daily net assets as follows:

% per annum	Average Daily Net Assets
0.200%	First $250 million
0.185%	$250 million to $500 million
0.170%	$500 million to $1 billion
0.150%	Over $1 billion

BHFTI-15

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Fees earned by MIA with respect to the Portfolio for the year ended December 31, 2018 were $917,266.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

The Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the year ended December 31, 2018 were as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Depreciation	Ending Value as of December 31, 2018
MetLife Aggregate Bond Index Portfolio	$777,734,100	$54,325,943	$(55,326,536)	$(4,493,759)	$(21,116,173)	$751,123,575
MetLife Mid Cap Stock Index Portfolio	95,793,642	8,316,675	(16,585,418)	1,709,047	(18,319,255)	70,914,691
MetLife MSCI EAFE Index Portfolio	214,543,771	30,033,576	(11,144,255)	1,684,251	(38,798,150)	196,319,193
MetLife Russell 2000 Index Portfolio	35,432,174	2,759,601	(5,169,640)	575,831	(6,241,933)	27,356,033
MetLife Stock Index Portfolio	371,967,701	25,638,605	(71,547,935)	18,759,072	(54,578,806)	290,238,637

	$1,495,471,388	$121,074,400	$(159,773,784)	$18,234,442	$(139,054,317)	$1,335,952,129

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2018
MetLife Aggregate Bond Index Portfolio	$—	$23,600,028	71,196,547
MetLife Mid Cap Stock Index Portfolio	7,087,549	1,082,937	4,345,263
MetLife MSCI EAFE Index Portfolio	—	6,239,505	16,144,670
MetLife Russell 2000 Index Portfolio	2,263,491	376,504	1,508,882
MetLife Stock Index Portfolio	19,310,365	6,180,828	6,142,617

	$28,661,405	$37,479,802

BHFTI-16

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,793,725,278

Gross unrealized appreciation	35,679,640
Gross unrealized depreciation	(51,899,630)

Net unrealized appreciation (depreciation)	$(16,219,990)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$60,836,583	$53,028,650	$97,491,987	$25,925,117	$158,328,570	$78,953,767

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$40,053,694	$—	$(16,219,990)	$(64,983,230)	$(41,149,526)
The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $64,983,230.

10. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission (SEC) released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statements of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statement of Changes in Net Assets.

BHFTI-17

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MetLife Multi-Index Targeted Risk Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MetLife Multi-Index Targeted Risk Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MetLife Multi-Index Targeted Risk Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent, custodian, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-21

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-22

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-23

Brighthouse Funds Trust I

MetLife Multi-Index Targeted Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

MetLife Multi-Index Targeted Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and MetLife Investment Advisors, LLC regarding the Portfolio:

The Board considered the Adviser’s provision of investment advisory services to a portion of the Portfolio (i.e., investing in underlying Portfolios). The Board noted that a committee, consisting of investment professionals from the Adviser, meets periodically to review the asset allocations and discuss the performance of this Portfolio’s investments in other Portfolios.

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests. The Board also considered the Adviser’s analysis of its profitability that was attributable to its management of the underlying Portfolios of the Trust in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year and five-year periods ended June 30, 2018, and the Portfolio underperformed the median of its Performance Universe for the one-year period ended June 30, 2018. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the five-year period ended June 30, 2018, and underperformed the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended September 30, 2018. The Board took into account that the Portfolio outperformed its other benchmark, the MITR Blended Benchmark, for the one-year period ended September 30, 2018, and underperformed its other benchmark for the three-year and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were above the Expense Group median, Expense Universe median and Sub-advised Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board took into account that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board further considered that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by MFS Investment Management

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the MFS Research International Portfolio returned -13.81%, -14.00%, and -13.91%, respectively. The Portfolio’s benchmarks, the MSCI EAFE Index1 and the MSCI All Country World ex-U.S. Index2, returned -13.79% and -14.20%, respectively.

MARKET ENVIRONMENT/CONDITIONS

During the reporting period, the U.S. Federal Reserve raised interest rates by 100 basis points, bringing the total number of rate hikes to nine since the central bank began to normalize monetary policy in late 2015. Economic growth rates in the U.S., Eurozone and Japan remained above trend, despite a slowing in global growth, particularly toward the end of the period. Inflation remained contained, particularly outside the U.S. Late in the period, the European Central Bank halted its asset purchase program but issued forward guidance that it does not expect to raise interest rates at least until after the summer of 2019. The Bank of England (once) and the Bank of Canada (three times) each raised rates during the period. The European political backdrop became a bit more volatile, late in the period, spurred by concerns over cohesion in the Eurozone after the election of an anti-establishment, Eurosceptic coalition government in Italy and widespread protests over stagnant wage growth in France.

Bond yields rose in the U.S. during most of the period but remained low by historical standards and slipped from their highs, late in the period, as market volatility increased. Yields in many developed markets fell. Outside of emerging markets, where spreads and currencies came under pressure, credit spreads remained quite tight until the end of the period, when thinner liquidity, lower oil prices and concerns over high degrees of corporate leverage emerged. Growing concern over increasing global trade friction appeared to have weighed on business sentiment during the period’s second half, especially outside the U.S. Tighter financial conditions from rising U.S. rates and a strong dollar, combined with trade uncertainty, helped expose structural weaknesses in several emerging markets in the second half of the period.

Volatility increased, at the end of the period, amid signs of slowing global economic growth and increasing trade tensions, which prompted a market setback shortly after U.S. markets set record highs in September. It was the second such equity market decline during the reporting period. The correction came despite a third consecutive quarter of strong growth in U.S. earnings per share. Strong earnings growth, combined with the market decline, brought U.S. equity valuations down from elevated levels, earlier in the period, to multiples more in line with long-term averages. While the U.S. economy held up better than most, global economic growth became less synchronized during the period, with Europe and China showing signs of a slowdown and some emerging markets coming under stress.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

Stock selection in the Information Technology (“IT”) sector contributed to performance relative to the MSCI EAFE Index. Within this sector, holdings of debit and credit transaction processing company Mastercard and semiconductor company Mellanox Technologies (Israel), and an overweight position in telecommunications equipment provider Ericsson (Sweden), boosted relative results.

Security selection in both the Materials and Consumer Discretionary sectors also aided relative returns. Within the Materials sector, an overweight position in industrial gas supplier Linde (Germany) helped relative returns. Within the Consumer Discretionary sector, an overweight position in global engineering company GKN (United Kingdom) bolstered relative performance.

Stocks in other sectors that boosted relative performance included overweight positions in medical products and equipment manufacturer Terumo (Japan) and parcel delivery services company Yamato (Japan). Additionally, holdings of risk management and human capital consulting services provider Aon and banking firm HDFC Bank (India) supported relative returns.

The Portfolio’s cash and/or cash equivalents position during the period was also a contributor to relative performance. Under normal market conditions, the Portfolio strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets fell, as measured by the Portfolio’s benchmark, holding cash aided performance versus the benchmark, which has no cash position.

Stock selection in the Consumer Staples sector was a main detractor from relative performance. Within this sector, overweight positions in drug store operator Sundrug (Japan) and tobacco distributor British American Tobacco (United Kingdom) held back relative returns.

Security selection in both the Health Care and Industrials sectors also dampened relative results. Within the Health Care sector, an overweight position in pharmaceutical company Bayer (Germany) and not owning shares of pharmaceutical company Novartis (Switzerland) weighed on relative performance. Within the Industrials sector, overweight positions in household fixture manufacturer TOTO (Japan) and mechanical engineering firm GEA Group (Germany) hindered relative returns.

Stocks in other sectors that held back relative performance included overweight positions in wealth management firm Julius Baer (Switzerland), investment management and banking firm UBS (Switzerland), global banking group BNP Paribas (France), and banking and financial services firm Intesa Sanpaolo (Italy).

In Consumer Staples, we initiated an investment in British American Tobacco early in the year, after a sharp decline in the tobacco stocks, based on our view the company was an industry leader and well positioned with its next generation cigarette substitute products. We established a position in Kao Corp., a Japanese beauty and consumer products group, which we believed should benefit from sustained

BHFTI-1

Brighthouse Funds Trust I

MFS Research International Portfolio

Managed by MFS Investment Management

Portfolio Manager Commentary*—(Continued)

top-line growth and gradual margin improvement, thanks to the company’s strong product offerings. We trimmed the Portfolio’s holdings of French dairy products company Danone and food products manufacturer Nestle over the period to fund these new purchases.

In Health Care, we initiated positions in Essilor (France), the largest eyeglass lens maker in the world, and Luxottica (Italy), the leader maker of eyeglass frames, where we anticipated incremental revenue growth and cost saving opportunities resulting from the merger of these two European companies in October 2018. In Energy, we started an investment in German utility E.On during the period, where the company has improved its cost structure through restructuring and strengthened its balance sheet since selling a subsidiary. We sold Cellnex during the period, a Spanish owner/operator of cell phone towers, on the basis of strong outperformance and increased relative valuation since we bought the stock in mid-2016, and we eliminated oil services company Schlumberger over the period on concerns the stock price would fall with a decline in energy prices.

In Financials, we exited Norwegian bank DNB during the period, where we were increasingly concerned about the high levels of household and corporate debt in Norway. In Capital Goods, we established a position in Nitto Denko, a Japanese maker of LCD screens and specialty chemicals, and we exited Japanese paint manufacturer Nippon Paint.

The Portfolio maintained its sector neutral positioning across eight broad global sectors, relative to the MSCI EAFE Index. As of December 31, 2018, the Portfolio was overweight IT, and Software and Services in particular, reflecting our view much of the value-add for the end consumer in technology resided in the software. The Portfolio was underweight Consumer Discretionary, where we avoided many of the manufacturers of autos and their components, based on concerns over the capital intensity and overcapacity in the auto industry. Within Financials, the Portfolio was underweight the major banks and overweight diversified financials, which is typically where we found higher returns on capital in the sector, as compared to the many of the larger banks.

Jose Luis Garcia

Thomas Melendez

Victoria Higley

Camille Humphries Lee

Portfolio Managers

MFS Investment Management

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

MFS Research International Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX & THE MSCI AC WORLD (EX-U.S.) INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
MFS Research International Portfolio
Class A	-13.81	0.21	6.43
Class B	-14.00	-0.03	6.16
Class E	-13.91	0.07	6.28
MSCI EAFE Index	-13.79	0.53	6.32
MSCI AC World (ex-U.S.) Index	-14.20	0.68	6.57

1 The MSCI Europe, Australasia and Far East Index (“MSCI EAFE Index”) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada.

2 The MSCI AC World (ex-U.S.) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Nestle S.A.	3.0
Roche Holding AG	2.8
Linde plc	2.2
Schneider Electric SE	1.9
Novo Nordisk A/S - Class B	1.9
AIA Group, Ltd.	1.8
UBS Group AG	1.6
BP plc	1.6
Akzo Nobel NV	1.6
Bayer AG	1.5

Top Countries

% of Net Assets
Japan	18.4
United Kingdom	14.9
Switzerland	12.5
France	9.0
Germany	7.6
United States	4.3
Hong Kong	3.6
Australia	3.2
Spain	3.0
Italy	2.4

BHFTI-3

Brighthouse Funds Trust I

MFS Research International Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Research International Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.64%	$1,000.00	$874.40	$3.02
	Hypothetical*	0.64%	$1,000.00	$1,021.98	$3.26

Class B (a)	Actual	0.89%	$1,000.00	$874.10	$4.20
	Hypothetical*	0.89%	$1,000.00	$1,020.72	$4.53

Class E (a)	Actual	0.79%	$1,000.00	$874.00	$3.73
	Hypothetical*	0.79%	$1,000.00	$1,021.22	$4.02

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—98.7% of Net Assets

Security Description	Shares	Value

Australia—3.2%
APA Group	1,228,850	$7,356,696
Brambles, Ltd.	2,284,768	16,333,366
Caltex Australia, Ltd.	559,147	10,034,517
Oil Search, Ltd.	1,728,465	8,716,202
Sonic Healthcare, Ltd.	566,218	8,817,362

		51,258,143

Austria—0.5%
Erste Group Bank AG (a)	220,341	7,341,830

Belgium—1.1%
KBC Group NV	277,549	17,959,339

Brazil—0.4%
Ambev S.A. (ADR)	1,551,846	6,083,236

Canada—2.2%
Enbridge, Inc.	364,292	11,316,747
Ritchie Bros Auctioneers, Inc. (b)	274,380	8,975,836
TMX Group, Ltd.	276,022	14,300,495

		34,593,078

China—1.3%
Baidu, Inc. (ADR) (a)	19,558	3,101,899
China Resources Gas Group, Ltd.	2,284,424	8,991,656
Yum China Holdings, Inc.	242,290	8,123,984

		20,217,539

Denmark—2.2%
Jyske Bank A/S (b)	143,421	5,183,984
Novo Nordisk A/S - Class B	649,065	29,836,031

		35,020,015

France—9.0%
BNP Paribas S.A.	413,128	18,606,538
Danone S.A.	251,689	17,738,897
EssilorLuxottica S.A.	184,224	23,262,365
L’Oreal S.A.	77,245	17,731,746
Legrand S.A.	226,528	12,749,807
LVMH Moet Hennessy Louis Vuitton SE (b)	79,419	23,336,936
Schneider Electric SE	443,094	30,155,651

		143,581,940

Germany—7.6%
adidas AG	37,937	7,927,731
Bayer AG	352,112	24,415,852
E.ON SE	1,311,355	12,964,733
GEA Group AG	451,787	11,650,301
Grand City Properties S.A.	910,218	19,739,510
LEG Immobilien AG	197,275	20,598,492
Scout24 AG	185,461	8,535,867
Symrise AG	216,149	15,973,180

		121,805,666

Greece—0.5%
Hellenic Telecommunications Organization S.A.	721,683	7,871,201

Hong Kong—3.6%
AIA Group, Ltd.	3,543,828	29,152,444
CLP Holdings, Ltd.	1,282,500	14,457,324
Techtronic Industries Co., Ltd.	2,774,500	14,624,241

		58,234,009

India—1.4%
HDFC Bank, Ltd.	714,883	21,744,852

Ireland—1.4%
AIB Group plc	3,373,192	14,179,746
Paddy Power Betfair plc	97,192	7,904,759

		22,084,505

Israel—1.5%
Check Point Software Technologies, Ltd. (a)	122,258	12,549,784
Mellanox Technologies, Ltd. (a)	120,462	11,128,279

		23,678,063

Italy—2.4%
Cerved Group S.p.A.	430,395	3,529,307
Eni S.p.A.	931,572	14,670,529
Intesa Sanpaolo S.p.A.	9,508,691	21,073,875

		39,273,711

Japan—18.4%
AEON Financial Service Co., Ltd.	931,299	16,729,639
Daikin Industries, Ltd.	216,100	22,740,441
Hitachi, Ltd.	312,000	8,293,522
Japan Tobacco, Inc.	587,131	13,929,633
Kansai Paint Co., Ltd.	258,500	4,961,169
Kao Corp.	175,700	12,953,642
KDDI Corp.	918,100	21,878,393
Koito Manufacturing Co., Ltd.	314,600	16,048,571
Kubota Corp.	1,365,400	19,225,958
Mitsubishi UFJ Financial Group, Inc.	3,556,200	17,536,121
Nitto Denko Corp.	165,100	8,243,132
Nomura Research Institute, Ltd.	282,000	10,366,265
Santen Pharmaceutical Co., Ltd.	1,596,900	22,853,190
SoftBank Group Corp.	266,900	17,592,648
Sundrug Co., Ltd.	500,270	14,880,783
Terumo Corp.	413,600	23,235,812
TOTO, Ltd.	448,400	15,413,590
USS Co., Ltd.	998,200	16,659,779
Yamato Holdings Co., Ltd.	386,766	10,539,861

		294,082,149

Malaysia—0.3%
Malaysia Airports Holdings Bhd	2,289,900	4,647,661

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—1.6%
Akzo Nobel NV	311,460	$25,035,958
Euronext NV	22,639	1,300,179

		26,336,137

Portugal—0.8%
Galp Energia SGPS S.A.	866,488	13,721,041

South Korea—1.0%
NAVER Corp.	95,439	10,398,820
Samsung Electronics Co., Ltd.	157,853	5,461,820

		15,860,640

Spain—3.0%
Aena SME S.A.	75,844	11,759,383
Amadeus IT Group S.A.	197,885	13,778,560
Bankia S.A.	1,496,960	4,359,118
Iberdrola S.A.	2,201,201	17,612,773

		47,509,834

Sweden—1.3%
Tele2 AB - B Shares	481,820	6,156,635
Telefonaktiebolaget LM Ericsson - B Shares	1,586,966	13,987,524

		20,144,159

Switzerland—12.5%
Dufry AG (a) (b)	76,164	7,233,576
Julius Baer Group, Ltd. (a)	425,421	15,201,900
Nestle S.A.	581,602	47,284,735
Roche Holding AG	179,926	44,491,065
Schindler Holding AG (Participation Certificate)	79,118	15,718,551
Sika AG	129,793	16,495,833
Swiss Re AG	118,519	10,889,759
UBS Group AG (a)	2,107,827	26,311,921
Zurich Insurance Group AG	56,271	16,813,192

		200,440,532

Taiwan—1.7%
Silicon Motion Technology Corp. (ADR)	119,589	4,125,821
Taiwan Semiconductor Manufacturing Co., Ltd.	3,169,468	23,008,048

		27,133,869

Thailand—0.6%
Advanced Info Service PCL (c)	1,823,100	9,658,622

United Kingdom—14.9%
Barclays plc	7,659,510	14,692,638
BP plc	4,024,161	25,390,134
British American Tobacco plc	655,867	20,915,061
Cairn Energy plc (a)	3,353,712	6,399,898
Croda International plc	355,346	21,107,489
Hiscox, Ltd.	779,127	16,050,146
Just Eat plc (a) (b)	1,075,891	8,047,666

United Kingdom—(Continued)
Linde plc (b)	224,211	35,601,782
Melrose Industries plc (b)	3,510,075	7,268,467
Reckitt Benckiser Group plc	271,444	20,729,094
RELX plc (a)	1,023,465	21,069,400
Rio Tinto plc	400,934	19,116,883
Tesco plc	5,165,245	12,516,107
WPP plc	793,599	8,523,486

		237,428,251

United States—4.3%
Aon plc	152,670	22,192,111
Cognizant Technology Solutions Corp. - Class A	290,070	18,413,644
EPAM Systems, Inc. (a)	123,745	14,355,657
MasterCard, Inc. - Class A	59,216	11,171,098
NVIDIA Corp.	19,107	2,550,785

		68,683,295

Total Common Stocks (Cost $1,566,572,971)		1,576,393,317

Short-Term Investment—1.1%

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $18,000,444; collateralized by U.S. Treasury Notes with rates ranging from 0.125% - 2.500%, maturity dates ranging from 05/15/24 - 07/15/24, and an aggregate market value of $18,360,596.	17,999,244	17,999,244

Total Short-Term Investments (Cost $17,999,244)		17,999,244

Securities Lending Reinvestments (d)—3.8%

Certificates of Deposit—0.3%
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (e)	1,000,000	999,872
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (e)	1,000,000	999,955
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (e)	1,500,000	1,501,301
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (e)	1,000,000	999,994

		4,501,122

Commercial Paper—0.2%
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (e)	1,500,000	1,500,367
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (e)	1,000,000	999,960

		2,500,327

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (d)—Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—3.2%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $503,757; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $510,000.	500,000	$500,000
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $10,001,383; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $10,200,008.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $2,200,304; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $2,244,000.	2,200,000	2,200,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $3,000,458; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $3,060,000.	3,000,000	3,000,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $9,619,843; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $9,810,678.	9,618,310	9,618,310
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,511,270; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	1,500,000
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $1,300,185; collateralized by various Common Stock with an aggregate market value of $1,447,176.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $2,000,284; collateralized by various Common Stock with an aggregate market value of $2,226,425.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $3,300,469; collateralized by various Common Stock with an aggregate market value of $3,673,600.	3,300,000	3,300,000

Repurchase Agreements—(Continued)
Nomura Securities International, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $6,000,983; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.500%, maturity dates ranging from 02/15/19 - 08/15/48, and an aggregate market value of $6,120,000.	6,000,000	6,000,000
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $5,500,773; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $6,025,117.	5,500,000	5,500,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $4,000,562; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $4,381,904.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $2,300,323; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $2,519,595.	2,300,000	2,300,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $200,100; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $219,095.	200,000	200,000

		51,418,310

Time Deposit—0.1%
Royal Bank of Canada 2.420%, 01/02/19	2,000,000	2,000,000

Total Securities Lending Reinvestments (Cost $60,418,310)		60,419,759

Total Investments—103.6% (Cost $1,644,990,525)		1,654,812,320
Other assets and liabilities (net)—(3.6)%		(57,728,557)

Net Assets—100.0%		$1,597,083,763

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $58,118,179 and the collateral received consisted of cash in the amount of $60,418,310. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Illiquid security. As of December 31, 2018, these securities represent 0.6% of net assets.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2018

(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Ten Largest Industries as of December 31, 2018 (Unaudited)	% of Net Assets
Banks	8.9
Chemicals	8.0
Pharmaceuticals	7.6
Insurance	5.9
Oil, Gas & Consumable Fuels	5.6
IT Services	4.3
Food Products	4.1
Capital Markets	3.6
Wireless Telecommunication Services	3.5
Textiles, Apparel & Luxury Goods	3.4

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

MFS Research International Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$51,258,143	$—	$51,258,143
Austria	—	7,341,830	—	7,341,830
Belgium	—	17,959,339	—	17,959,339
Brazil	6,083,236	—	—	6,083,236
Canada	34,593,078	—	—	34,593,078
China	11,225,883	8,991,656	—	20,217,539
Denmark	—	35,020,015	—	35,020,015
France	—	143,581,940	—	143,581,940
Germany	—	121,805,666	—	121,805,666
Greece	—	7,871,201	—	7,871,201
Hong Kong	—	58,234,009	—	58,234,009
India	—	21,744,852	—	21,744,852
Ireland	—	22,084,505	—	22,084,505
Israel	23,678,063	—	—	23,678,063
Italy	—	39,273,711	—	39,273,711
Japan	—	294,082,149	—	294,082,149
Malaysia	—	4,647,661	—	4,647,661
Netherlands	—	26,336,137	—	26,336,137
Portugal	—	13,721,041	—	13,721,041
South Korea	—	15,860,640	—	15,860,640
Spain	—	47,509,834	—	47,509,834
Sweden	—	20,144,159	—	20,144,159
Switzerland	—	200,440,532	—	200,440,532
Taiwan	4,125,821	23,008,048	—	27,133,869
Thailand	9,658,622	—	—	9,658,622
United Kingdom	—	237,428,251	—	237,428,251
United States	68,683,295	—	—	68,683,295
Total Common Stocks	158,047,998	1,418,345,319	—	1,576,393,317
Total Short-Term Investment*	—	17,999,244	—	17,999,244
Total Securities Lending Reinvestments*	—	60,419,759	—	60,419,759
Total Investments	$158,047,998	$1,496,764,322	$—	$1,654,812,320

Collateral for Securities Loaned (Liability)	$—	$(60,418,310)	$—	$(60,418,310)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

MFS Research International Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,654,812,320
Cash denominated in foreign currencies (c)	23,026
Receivable for:
Investments sold	6,221,719
Fund shares sold	416,484
Dividends and interest	5,218,583
Prepaid expenses	4,901

Total Assets	1,666,697,033
Liabilities
Collateral for securities loaned	60,418,310
Payables for:
Investments purchased	7,080,485
Fund shares redeemed	408,868
Foreign taxes	36,546
Accrued Expenses:
Management fees	820,422
Distribution and service fees	112,163
Deferred trustees’ fees	123,956
Other expenses	612,520

Total Liabilities	69,613,270

Net Assets	$1,597,083,763

Net Assets Consist of:
Paid in surplus	$1,493,079,968
Distributable earnings (Accumulated losses) (d)	104,003,795

Net Assets	$1,597,083,763

Net Assets
Class A	$1,075,055,817
Class B	515,378,774
Class E	6,649,172
Capital Shares Outstanding*
Class A	99,634,709
Class B	48,227,904
Class E	618,794
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.79
Class B	10.69
Class E	10.75

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,644,990,525.
(b)	Includes securities loaned at value of $58,118,179.
(c)	Identified cost of cash denominated in foreign currencies was $23,004.
(d)	Includes foreign capital gains tax of $36,546.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$46,121,266
Interest	107,005
Securities lending income	303,741

Total investment income	46,532,012
Expenses
Management fees	13,006,487
Administration fees	67,383
Custodian and accounting fees	532,497
Distribution and service fees—Class B	1,531,027
Distribution and service fees—Class E	12,131
Audit and tax services	54,287
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	134,768
Insurance	12,456
Miscellaneous	113,671

Total expenses	15,543,530
Less management fee waiver	(1,820,024)

Net expenses	13,723,506

Net Investment Income	32,808,506

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	104,593,209
Foreign currency transactions	(1,195,919)

Net realized gain	103,397,290

Net change in unrealized depreciation on:
Investments (c)	(393,193,943)
Foreign currency transactions	(75,544)

Net change in unrealized depreciation	(393,269,487)

Net realized and unrealized loss	(289,872,197)

Net Decrease in Net Assets From Operations	$(257,063,691)

(a)	Net of foreign withholding taxes of $4,540,731.
(b)	Net of foreign capital gains tax of $51,458.
(c)	Includes change in foreign capital gains tax of $187,753.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

MFS Research International Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$32,808,506	$32,542,002
Net realized gain	103,397,290	86,873,165
Net change in unrealized appreciation (depreciation)	(393,269,487)	366,351,665

Increase (decrease) in net assets from operations	(257,063,691)	485,766,832

From Distributions to Shareholders (a)
Class A	(27,161,967)	(25,561,765)
Class B	(11,992,074)	(11,140,246)
Class E	(166,734)	(154,784)

Total distributions	(39,320,775)	(36,856,795)

Decrease in net assets from capital share transactions	(121,713,731)	(252,960,196)

Total increase (decrease) in net assets	(418,098,197)	195,949,841

Net Assets
Beginning of period	2,015,181,960	1,819,232,119

End of period	$1,597,083,763	$2,015,181,960 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	816,858	$10,042,965	1,034,857	$11,671,054
Reinvestments	2,143,802	27,161,967	2,213,140	25,561,765
Redemptions	(8,381,817)	(107,094,423)	(17,471,212)	(204,533,851)

Net decrease	(5,421,157)	$(69,889,491)	(14,223,215)	$(167,301,032)

Class B
Sales	2,594,020	$31,658,953	2,077,678	$23,618,850
Reinvestments	954,783	11,992,074	972,098	11,140,246
Redemptions	(7,623,210)	(94,584,730)	(10,418,000)	(119,523,164)

Net decrease	(4,074,407)	$(50,933,703)	(7,368,224)	$(84,764,068)

Class E
Sales	59,332	$738,073	37,791	$431,896
Reinvestments	13,201	166,734	13,448	154,784
Redemptions	(144,690)	(1,795,344)	(129,050)	(1,481,776)

Net decrease	(72,157)	$(890,537)	(77,811)	$(895,096)

Decrease derived from capital shares transactions		$(121,713,731)		$(252,960,196)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $31,254,808 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.79	$10.15	$10.46	$10.93	$12.01

Income (Loss) from Investment Operations
Net investment income (a)	0.23	0.20	0.21 (b)	0.22	0.34
Net realized and unrealized gain (loss)	(1.95)	2.67	(0.29)	(0.35)	(1.13)

Total income (loss) from investment operations	(1.72)	2.87	(0.08)	(0.13)	(0.79)

Less Distributions
Distributions from net investment income	(0.28)	(0.23)	(0.23)	(0.34)	(0.29)

Total distributions	(0.28)	(0.23)	(0.23)	(0.34)	(0.29)

Net Asset Value, End of Period	$10.79	$12.79	$10.15	$10.46	$10.93

Total Return (%) (c)	(13.81)	28.51	(0.67)	(1.50)	(6.74)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	0.74	0.74	0.76	0.76
Net ratio of expenses to average net assets (%) (d)	0.65	0.68	0.68	0.70	0.70
Ratio of net investment income to average net assets (%)	1.83	1.75	2.11 (b)	1.95	2.89
Portfolio turnover rate (%)	21	27	37	35	28
Net assets, end of period (in millions)	$1,075.1	$1,343.7	$1,211.1	$1,241.2	$1,332.2

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.67	$10.06	$10.36	$10.83	$11.90

Income (Loss) from Investment Operations
Net investment income (a)	0.20	0.17	0.19 (b)	0.19	0.30
Net realized and unrealized gain (loss)	(1.94)	2.64	(0.29)	(0.35)	(1.11)

Total income (loss) from investment operations	(1.74)	2.81	(0.10)	(0.16)	(0.81)

Less Distributions
Distributions from net investment income	(0.24)	(0.20)	(0.20)	(0.31)	(0.26)

Total distributions	(0.24)	(0.20)	(0.20)	(0.31)	(0.26)

Net Asset Value, End of Period	$10.69	$12.67	$10.06	$10.36	$10.83

Total Return (%) (c)	(14.00)	28.15	(0.88)	(1.77)	(6.95)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	0.99	0.99	1.01	1.01
Net ratio of expenses to average net assets (%) (d)	0.90	0.93	0.93	0.95	0.95
Ratio of net investment income to average net assets (%)	1.59	1.49	1.88 (b)	1.70	2.56
Portfolio turnover rate (%)	21	27	37	35	28
Net assets, end of period (in millions)	$515.4	$662.7	$600.3	$654.6	$708.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

MFS Research International Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.74	$10.11	$10.41	$10.89	$11.96

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.18	0.20 (b)	0.20	0.31
Net realized and unrealized gain (loss)	(1.94)	2.66	(0.29)	(0.36)	(1.11)

Total income (loss) from investment operations	(1.73)	2.84	(0.09)	(0.16)	(0.80)

Less Distributions
Distributions from net investment income	(0.26)	(0.21)	(0.21)	(0.32)	(0.27)

Total distributions	(0.26)	(0.21)	(0.21)	(0.32)	(0.27)

Net Asset Value, End of Period	$10.75	$12.74	$10.11	$10.41	$10.89

Total Return (%) (c)	(13.91)	28.35	(0.76)	(1.76)	(6.83)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.90	0.89	0.89	0.91	0.91
Net ratio of expenses to average net assets (%) (d)	0.80	0.83	0.83	0.85	0.85
Ratio of net investment income to average net assets (%)	1.71	1.58	1.98 (b)	1.80	2.67
Portfolio turnover rate (%)	21	27	37	35	28
Net assets, end of period (in millions)	$6.6	$8.8	$7.8	$8.4	$9.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Research International Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-14

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

BHFTI-15

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $17,999,244. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $51,418,310. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

BHFTI-16

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$384,051,246	$0	$516,675,936

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $38,055 in purchases and $5,420,869 in sales of investments, which are included above, and resulted in realized gains of $896,982.

BHFTI-17

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$13,006,487	0.800%	First $200 million
	0.750%	$200 million to $500 million
	0.700%	$500 million to $1 billion
	0.650%	Over $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.205%	First $200 million
0.155%	$200 million to $500 million
0.105%	$500 million to $1 billion
0.055%	$1 billion to $2.5 billion
0.075%	Over $2.5 billion

An identical agreement was in place for the period February 1, 2018 through April 29, 2018. Prior to February 1, 2018, the Adviser had agreed, for the period May 1, 2017 to January 31, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $200 million
0.050%	$200 million to $250 million
0.100%	$250 million to $500 million
0.050%	$500 million to $2 billion
0.100%	Over $2 billion

Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a

BHFTI-18

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

“compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Under the terms of the Class B and Class E distribution plan and distribution agreement, the Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities’ fees or expenses incurred.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,656,621,366

Gross unrealized appreciation	176,569,965
Gross unrealized depreciation	(178,423,778)

Net unrealized appreciation (depreciation)	$(1,853,813)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$39,320,775	$36,856,795	$—	$—	$39,320,775	$36,856,795

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$26,145,672	$79,845,469	$(1,853,813)	$—	$104,137,328

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

During the year ended December 31, 2018, the Portfolio utilized capital loss carryforwards of $22,179,811.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as

BHFTI-19

Brighthouse Funds Trust I

MFS Research International Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-20

Brighthouse Funds Trust I

MFS Research International Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of MFS Research International Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the MFS Research International Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the MFS Research International Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-24

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-25

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-26

Brighthouse Funds Trust I

MFS Research International Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

MFS Research International Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Massachusetts Financial Services Company regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2018. The Board noted that the Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one-year and three-year periods ended September 30, 2018, and underperformed its benchmark for the five-year period ended September 30, 2018. The Board further noted that the Portfolio outperformed its other benchmark, the MSCI All Country World (ex.-U.S.) Index, for the one-year period ended September 30, 2018, and underperformed its other benchmark for the three-year and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also considered that the Portfolio’s contractual sub-advisory fees were above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective February 1, 2018.

BHFTI-27

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Managed by Morgan Stanley Investment Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Morgan Stanley Mid Cap Growth Portfolio returned 10.41%, 10.15%, and 10.26%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned -4.75%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks ended the year with a loss, as anxiety over rising downside risks overwhelmed positive fundamental data. While most other major world economies were slowing, the U.S. economy accelerated in 2018. A tight labor market and rising wages supported consumer spending and confidence. Corporate earnings and revenues were robust, aided by tailwinds from tax cuts and deregulation. However, looming risks from geopolitical uncertainties, especially U.S.-China trade relations, and tightening financial conditions began to take a toll on investor sentiment and corporate earnings outlooks. Market volatility increased markedly from 2017’s historically low levels, with especially sharp price swings in February, October and December 2018.

Within the Russell Midcap Growth Index, Utilities, Consumer Staples, and Information Technology (“IT”) were the top-performing sectors for the year. Materials, Energy, and Financials were the weakest-performing sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The long-term investment horizon and conviction-weighted investment approach embraced by the team since 1998 can result in periods of performance deviation from the benchmark and peers. The Portfolio outperformed the Index this reporting period largely due to favorable stock selection and, to a lesser extent, sector allocations.

Our stock selection in Health Care, IT, and Communication Services drove most of the Portfolio’s relative outperformance. Health Care holdings Veeva Systems, DexCom, and Illumina were the largest contributors to performance across the whole Portfolio over the 12-month period. Communication Services stocks Twitter and ANGI Homeservices were also among the Portfolio’s top five contributors.

Stock selection in Consumer Discretionary was the largest detractor from relative performance. Within the sector, holdings in Overstock and Farfetch underperformed. An underweight allocation to the IT sector was slightly disadvantageous to relative results, as was the lack of exposure to the Consumer Staples sector.

Our team continues to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio; accordingly, we have had very little turnover in the Portfolio to date, as our ongoing work reaffirms our assessment of quality and competitive advantage in the names we own. At the end of the period, the Portfolio’s largest sector weights were in IT, Health Care, Communication Services, and Consumer Discretionary. Conversely, the Portfolio had no exposure to the Consumer Staples, Energy, Real Estate, and Utilities sectors.

Dennis P. Lynch

Sam G. Chainani

Jason C. Yeung

Armistead Nash

David S. Cohen

Alexander T. Norton

Portfolio Managers

Morgan Stanley Investment Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year	Since Inception[2]
Morgan Stanley Mid Cap Growth Portfolio
Class A	10.41	6.51	15.10	—
Class B	10.15	6.24	14.80	—
Class E	10.26	6.35	—	10.19
Russell Midcap Growth Index	-4.75	7.42	15.12	—

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 5/1/2001, 2/12/2001 and 4/27/2010, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Veeva Systems, Inc. - Class A	7.9
athenahealth, Inc.	6.0
MongoDB, Inc.	5.8
Twitter, Inc.	5.6
Coupa Software, Inc.	5.5
HealthEquity, Inc.	5.3
DexCom, Inc.	5.1
Spotify Technology S.A.	3.2
Okta, Inc.	3.1
Twilio, Inc. - Class A	2.9

Top Sectors

% of Net Assets
Information Technology	34.4
Health Care	31.2
Communication Services	17.2
Consumer Discretionary	8.8
Industrials	4.4
Financials	1.5
Materials	1.4

BHFTI-2

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Morgan Stanley Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.66%	$1,000.00	$899.30	$3.16
	Hypothetical*	0.66%	$1,000.00	$1,021.88	$3.36

Class B (a)	Actual	0.91%	$1,000.00	$898.10	$4.35
	Hypothetical*	0.91%	$1,000.00	$1,020.62	$4.63

Class E (a)	Actual	0.81%	$1,000.00	$898.50	$3.88
	Hypothetical*	0.81%	$1,000.00	$1,021.12	$4.13

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks — 96.3% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.5%
HEICO Corp. - Class A	238,725	$15,039,675

Biotechnology—2.3%
Alnylam Pharmaceuticals, Inc. (a) (b)	84,401	6,153,677
Bluebird Bio, Inc. (a) (b)	12,960	1,285,632
Editas Medicine, Inc. (a) (b)	75,806	1,724,586
Exact Sciences Corp. (a) (b)	161,119	10,166,609
Intellia Therapeutics, Inc. (a)	102,357	1,397,173
Intrexon Corp. (a) (b)	161,913	1,058,911
Moderna, Inc. (a) (b)	145,696	2,224,778

		24,011,366

Capital Markets—1.6%
MSCI, Inc.	108,223	15,955,317

Commercial Services & Supplies—2.9%
Copart, Inc. (a)	324,767	15,517,367
Rollins, Inc. (b)	403,429	14,563,787

		30,081,154

Construction Materials—1.4%
Martin Marietta Materials, Inc. (b)	84,549	14,531,437

Entertainment—4.8%
Spotify Technology S.A. (a)	293,000	33,255,500
Take-Two Interactive Software, Inc. (a)	156,550	16,115,257

		49,370,757

Health Care Equipment & Supplies—7.6%
DexCom, Inc. (a) (b)	442,495	53,010,901
LivaNova plc (a)	105,261	9,628,223
Penumbra, Inc. (a) (b)	129,559	15,832,110

		78,471,234

Health Care Providers & Services—7.3%
Agilon Health Topco., Inc. (a) (c) (d) (e)	12,946	4,903,427
Guardant Health, Inc. (a)	432,680	16,264,441
HealthEquity, Inc. (a) (b)	916,035	54,641,488

		75,809,356

Health Care Technology—13.9%
athenahealth, Inc. (a)	468,966	61,870,685
Veeva Systems, Inc. - Class A (a)	908,676	81,162,940

		143,033,625

Interactive Media & Services—12.4%
ANGI Homeservices, Inc. - Class A (a) (b)	1,305,860	20,985,170
Match Group, Inc. (b)	426,342	18,234,647
TripAdvisor, Inc. (a) (b)	263,738	14,226,028
Twitter, Inc. (a)	2,017,160	57,973,178
Zillow Group, Inc. - Class C (a) (b)	531,396	16,781,486

		128,200,509

Internet & Direct Marketing Retail—8.0%
Farfetch, Ltd. - Class A (a) (b)	992,938	17,584,932
GrubHub, Inc. (a) (b)	351,361	26,988,038
MercadoLibre, Inc. (b)	61,671	18,060,352
Overstock.com, Inc. (a) (b)	451,206	6,127,378
Wayfair, Inc. - Class A (a) (b)	154,207	13,890,967

		82,651,667

IT Services—14.5%
MongoDB, Inc. (a) (b)	712,816	59,691,212
Okta, Inc. (a) (b)	505,008	32,219,510
Shopify, Inc. - Class A (a)	200,004	27,690,554
Twilio, Inc. - Class A (a) (b)	340,289	30,387,808

		149,989,084

Pharmaceuticals—0.1%
Nektar Therapeutics (a) (b)	26,390	867,439

Software—17.2%
Atlassian Corp. plc - Class A (a)	222,635	19,810,062
Constellation Software, Inc.	23,511	15,049,313
Coupa Software, Inc. (a) (b)	904,937	56,884,340
Elastic NV (a)	239,395	17,111,955
Guidewire Software, Inc. (a) (b)	197,323	15,831,224
Splunk, Inc. (a)	153,663	16,111,566
SurveyMonkey, Inc. (a) (d) (e)	303,799	3,603,372
Ultimate Software Group, Inc. (The) (a) (b)	63,858	15,636,908
Zendesk, Inc. (a)	301,588	17,603,692

		177,642,432

Specialty Retail—0.8%
Carvana Co. (a) (b)	253,665	8,297,383

Total Common Stocks (Cost $965,891,847)		993,952,435

Convertible Preferred Stock—2.2%

Internet & Direct Marketing Retail—2.2%
Airbnb, Inc. - Series D (a) (c) (d) (e) (Cost $7,659,587)	188,136	22,717,422

Preferred Stocks—0.4%

Software—0.4%
Palantir Technologies, Inc. - Series G (a) (c) (d) (e)	541,563	2,263,733
Palantir Technologies, Inc. - Series H (a) (c) (d) (e)	174,289	728,528
Palantir Technologies, Inc. - Series H-1 (a) (c) (d) (e)	174,289	728,528

Total Preferred Stocks (Cost $2,880,691)		3,720,789

Escrow Shares—0.0%

Internet & Direct Marketing Retail—0.0%
Flipkart Escrow Receivable (a) (c) (d) (e) (Cost $0)	60,812	155,679

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Short-Term Investment—1.3%

Security Description	Principal Amount*	Value

Repurchase Agreement—1.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $13,248,969; collateralized by U.S. Treasury Note at 2.500%, maturing 05/15/24, with a market value of $13,513,276.	13,248,086	$13,248,086

Total Short-Term Investments (Cost $13,248,086)		13,248,086

Securities Lending Reinvestments (f)—28.1%

Certificates of Deposit—18.0%
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (g)	6,000,000	5,999,850
Bank of Nova Scotia
2.890%, SOFR + 0.430%, 05/16/19 (g)	4,000,000	3,999,997
3.072%, 3M LIBOR + 0.280%, 03/20/19 (g)	8,000,000	8,003,192
Barclays Bank plc
2.500%, 02/01/19	5,000,000	4,999,355
2.547%, 1M LIBOR + 0.200%, 02/04/19 (g)	5,000,000	4,999,525
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (g)	3,000,000	2,998,794
Canadian Imperial Bank of Commerce
2.556%, 3M LIBOR + 0.120%, 01/14/19 (g)	7,000,000	6,999,104
2.740%, 1M LIBOR + 0.270%, 07/19/19 (g)	4,000,000	3,998,376
Citibank N.A. 2.490%, 02/04/19	4,000,000	3,999,444
Commonwealth Bank of Australia
2.617%, 3M LIBOR + 0.140%, 04/23/19 (g)	3,000,000	3,000,009
2.642%, 1M LIBOR + 0.210%, 09/13/19 (g)	5,000,000	5,000,000
Credit Agricole S.A. 2.799%, 1M LIBOR + 0.320%, 05/21/19 (g)	3,000,000	3,000,189
Credit Industriel et Commercial Zero Coupon, 01/25/19	6,910,597	6,988,100
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (g)	2,500,000	2,500,062
Credit Suisse AG 2.620%, 04/01/19	7,000,000	6,996,374
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	7,000,000	6,999,482
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	6,947,412	6,992,860
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (g)	4,000,000	4,000,024
Natixis New York 2.940%, SOFR + 0.480%, 06/12/19 (g)	1,000,000	999,894
Natixis New York
2.705%, 3M LIBOR + 0.090%, 05/10/19 (g)	5,000,000	4,996,850
2.731%, 3M LIBOR + 0.190%, 02/01/19 (g)	4,000,000	3,999,104
Royal Bank of Canada New York
2.650%, 1M LIBOR + 0.250%, 01/11/19 (g)	12,000,000	12,000,096
2.665%, 1M LIBOR + 0.210%, 09/17/19 (g)	3,000,000	2,996,931
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (g)	7,000,000	6,999,426
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (g)	2,000,000	1,999,112

Certificates of Deposit—(Continued)
Standard Chartered plc
2.686%, 1M LIBOR + 0.180%, 02/25/19 (g)	11,000,000	10,999,681
2.717%, 3M LIBOR + 0.230%, 04/24/19 (g)	3,000,000	2,999,346
Sumitomo Mitsui Banking Corp.
2.590%, 1M LIBOR + 0.190%, 04/11/19 (g)	3,000,000	2,998,899
2.700%, 02/25/19	2,000,000	2,000,184
Svenska Handelsbanken AB
2.620%, 3M LIBOR + 0.100%, 04/30/19 (g)	7,000,000	6,999,685
2.767%, 1M LIBOR + 0.380%, 12/10/19 (g)	2,000,000	1,999,934
2.822%, 1M LIBOR + 0.300%, 10/31/19 (g)	4,000,000	3,999,064
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (g)	3,000,000	2,997,144
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (g)	5,000,000	5,000,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (g)	13,000,000	13,011,276
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (g)	8,000,000	7,999,950

		186,471,313

Commercial Paper—4.5%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (g)	3,500,000	3,499,031
Banco Santander S.A. 2.740%, 02/07/19	4,964,989	4,985,440
Bank of China, Ltd. 2.690%, 01/17/19	3,973,100	3,995,304
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (g)	4,000,000	4,000,000
ING Funding LLC 2.725%, 3M LIBOR + 0.110%, 05/10/19 (g)	5,000,000	4,999,410
Matchpoint Finance plc 2.890%, 05/08/19	2,956,409	2,967,759
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (g)	2,000,000	1,999,968
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (g)	2,000,000	1,999,780
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (g)	13,000,000	13,003,185
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (g)	5,000,000	4,999,800

		46,449,677

Repurchase Agreements—5.4%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $13,099,667; collateralized by various Common Stock with an aggregate market value of $14,302,384.	13,000,000	13,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $4,010,850; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $4,353,275.	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $400,055; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $408,000.	400,000	$400,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $600,083; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $612,000.	600,000	600,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $300,046; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $306,000.	300,000	300,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $13,957,462; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $14,234,345.	13,955,237	13,955,237
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,518,783; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	2,500,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $10,075,133; collateralized by various Common Stock with an aggregate market value of $11,000,000.	10,000,000	10,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $900,128; collateralized by various Common Stock with an aggregate market value of $1,001,891.	900,000	900,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $300,043; collateralized by various Common Stock with an aggregate market value of $333,964.	300,000	300,000
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $900,127; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $985,928.	900,000	900,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $3,500,492; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $3,834,166.	3,500,000	3,500,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $700,098; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $766,833.	700,000	700,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $5,002,489; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	5,000,000

		56,055,237

Time Deposit—0.2%
Canadian Imperial Bank of Commerce 2.350%, 01/02/19	2,000,000	2,000,000

Total Securities Lending Reinvestments (Cost $290,989,201)		290,976,227

Total Purchased Options—0.1% (h) (Cost $3,563,840)		645,561

Total Investments—128.4% (Cost $1,284,233,252)		1,325,416,199
Other assets and liabilities (net)—(28.4)%		(292,896,441)

Net Assets—100.0%		$1,032,519,758

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $290,654,440 and the collateral received consisted of cash in the amount of $290,807,744 and non-cash collateral with a value of $2,246,748. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2018, the market value of restricted securities was $35,100,689, which is 3.4% of net assets. See details shown in the Restricted Securities table that follows.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 3.4% of net assets.
(f)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

(g)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	For a breakout of open positions, see details shown in the Purchased Options table that follows.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Agilon Health Topco., Inc.	11/07/18	12,946	$4,895,659	$4,903,427
Airbnb, Inc. - Series D	04/16/14	188,136	7,659,587	22,717,422
Flipkart Escrow Receivable	08/20/18	60,812	—	155,679
Palantir Technologies, Inc. - Series G	07/19/12	541,563	1,657,183	2,263,733
Palantir Technologies, Inc. - Series H	10/25/13	174,289	611,754	728,528
Palantir Technologies, Inc. - Series H-1	10/25/13	174,289	611,754	728,528
SurveyMonkey, Inc.	11/25/14	303,799	4,997,493	3,603,372

				$35,100,689

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
USD Call/CNH Put	CNH	8.001	NWM	10/21/19	200,130,961	USD	200,130,961	$1,176,770	$365,039	$(811,731)
USD Call/CNH Put	CNH	7.161	NWM	01/18/19	264,775,437	USD	264,775,437	1,149,125	13,239	(1,135,886)
USD Call/CNH Put	CNH	7.784	NWM	07/03/19	254,071,950	USD	254,071,950	1,237,945	267,283	(970,662)

Totals								$3,563,840	$645,561	$(2,918,279)

Glossary of Abbreviations

Counterparties

(NWM)—	Natwest Markets plc

Currencies

(CNH)—	Chinese Renminbi
(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$15,039,675	$—	$—	$15,039,675
Biotechnology	24,011,366	—	—	24,011,366
Capital Markets	15,955,317	—	—	15,955,317
Commercial Services & Supplies	30,081,154	—	—	30,081,154
Construction Materials	14,531,437	—	—	14,531,437
Entertainment	49,370,757	—	—	49,370,757
Health Care Equipment & Supplies	78,471,234	—	—	78,471,234
Health Care Providers & Services	70,905,929	—	4,903,427	75,809,356
Health Care Technology	143,033,625	—	—	143,033,625
Interactive Media & Services	128,200,509	—	—	128,200,509
Internet & Direct Marketing Retail	82,651,667	—	—	82,651,667
IT Services	149,989,084	—	—	149,989,084
Pharmaceuticals	867,439	—	—	867,439
Software	174,039,060	3,603,372	—	177,642,432
Specialty Retail	8,297,383	—	—	8,297,383
Total Common Stocks	985,445,636	3,603,372	4,903,427	993,952,435
Total Convertible Preferred Stock*	—	—	22,717,422	22,717,422
Total Preferred Stocks*	—	—	3,720,789	3,720,789
Total Escrow Shares*	—	—	155,679	155,679
Total Short-Term Investment*	—	13,248,086	—	13,248,086
Total Purchased Options*	—	645,561	—	645,561
Total Securities Lending Reinvestments*	—	290,976,227	—	290,976,227
Total Investments	$985,445,636	$308,473,246	$31,497,317	$1,325,416,199

Collateral for Securities Loaned (Liability)	$—	$(290,807,744)	$—	$(290,807,744)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2017	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales	Transfers out of Level 3	Balance as of December 31, 2018	Change in Unrealized Appreciation/ (Depreciaton) from Investments Still Held at December 31, 2018
Common Stocks
Health Care Providers & Services	$—	$—	$7,768	$4,895,659	$—	$—	$4,903,427	$7,768
Internet Software & Services	7,399,635	—	—	—	—	(7,399,635)	—	—
Convertible Preferred Stocks
Internet & Direct Marketing Retail	19,948,060	—	2,769,362	—	—	—	22,717,422	2,769,362
Preferred Stocks
Internet & Direct Marketing Retail	5,358,145	6,052,423	(3,961,150)	—	(7,449,418)	—	—	(3,961,150)
Internet Software & Services	607,609	—	—	—	—	(607,609)	—	—
Software	3,035,381	—	685,408	—	—	—	3,720,789	685,408
Escrow Shares
Internet & Direct Marketing Retail	—	—	155,679	—	—	—	155,679	155,679

Total	$36,348,830	$6,052,423	$(342,933)	$4,895,659	$(7,449,418)	$(8,007,244)	$31,497,317	$(342,933)

	Fair Value at December 31, 2018	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stocks
Healthcare Providers & Services	$4,903,427	Discounted Cash Flow	Weighted Average Cost of Capital	15.50%	17.50%	16.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	1.3x	1.3x	1.3x	Increase
			Discount for Lack of Marketability	20.00%	20.00%	20.00%	Decrease
		Market Transaction Method	Precedent Transaction	$378.16	$378.16	$378.16	Increase
Convertible Preferred Stocks
Internet & Direct Marketing Retail	22,717,422	Discounted Cash Flow	Weighted Average Cost of Capital	14.00%	16.00%	15.00%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	8.7x	8.7x	8.7x	Increase
			Discount for Lack of Marketability	15.00%	15.00%	15.00%	Decrease
Preferred Stocks
Software	3,720,789	Discounted Cash Flow	Weighted Average Cost of Capital	14.50%	16.50%	15.50%	Decrease
			Perpetual Growth Rate	3.00%	4.00%	3.50%	Increase
		Comparable Company Analysis	Enterprise Value/Revenue	9.5x	9.5x	9.5x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
		Comparable Transactions	Enterprise Value/Revenue	12.0x	12.0x	12.0x	Increase
Escrow Shares
Internet & Direct Marketing Retail	155,679	Merger & Acquisition Transaction	Sale/Merger Scenario	$5.13	$5.13	$5.13	Increase
			Discount for Lack of Marketability	50.00%	50.00%	50.00%	Decrease

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,325,416,199
Cash denominated in foreign currencies (c)	665
Receivable for:
Fund shares sold	488,109
Dividends and interest	22,245
Prepaid expenses	3,213

Total Assets	1,325,930,431
Liabilities
Cash collateral for purchased options	778,000
Collateral for securities loaned	290,807,744
Payables for:
Fund shares redeemed	621,334
Accrued Expenses:
Management fees	563,330
Distribution and service fees	81,881
Deferred trustees’ fees	127,515
Other expenses	430,869

Total Liabilities	293,410,673

Commitments and contingencies (Note 9)
Net Assets	$1,032,519,758

Net Assets Consist of:
Paid in surplus	$762,485,868
Distributable earnings (Accumulated losses)	270,033,890

Net Assets	$1,032,519,758

Net Assets
Class A	$650,170,168
Class B	368,467,185
Class E	13,882,405
Capital Shares Outstanding*
Class A	35,012,819
Class B	20,913,713
Class E	772,739
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.57
Class B	17.62
Class E	17.97

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,284,233,252.
(b)	Includes securities loaned at value of $290,654,440.
(c)	Identified cost of cash denominated in foreign currencies was $672.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$1,979,134
Interest	186,157
Securities lending income	3,517,973

Total investment income	5,683,264
Expenses
Management fees	7,583,790
Administration fees	45,308
Custodian and accounting fees	78,587
Distribution and service fees—Class B	1,054,016
Distribution and service fees—Class E	23,069
Audit and tax services	49,450
Legal	45,083
Trustees’ fees and expenses	33,732
Shareholder reporting	174,116
Insurance	7,293
Miscellaneous	23,909

Total expenses	9,118,353
Less management fee waiver	(263,703)
Less broker commission recapture	(5,538)

Net expenses	8,849,112

Net Investment Loss	(3,165,848)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	234,365,806
Purchased options	(2,133,318)
Foreign currency transactions	(24,048)

Net realized gain	232,208,440

Net change in unrealized depreciation on:
Investments	(102,937,082)
Purchased options	(1,085,379)
Foreign currency transactions	(7)

Net change in unrealized depreciation	(104,022,468)

Net realized and unrealized gain	128,185,972

Net Increase in Net Assets From Operations	$125,020,124

(a)	Net of foreign withholding taxes of $15,699.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment loss	$(3,165,848)	$(774,743)
Net realized gain	232,208,440	271,722,181
Net change in unrealized appreciation (depreciation)	(104,022,468)	70,458,458

Increase in net assets from operations	125,020,124	341,405,896

From Distributions to Shareholders (a)
Class A	(130,850,324)	(2,276,102)
Class B	(79,137,048)	(555,334)
Class E	(2,819,996)	(30,621)

Total distributions	(212,807,368)	(2,862,057)

Increase (decrease) in net assets from capital share transactions	15,393,258	(117,158,209)

Total increase (decrease) in net assets	(72,393,986)	221,385,630

Net Assets
Beginning of period	1,104,913,744	883,528,114

End of period	$1,032,519,758	$1,104,913,744 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,181,495	$25,287,013	1,034,000	$18,465,181
Reinvestments	6,137,445	130,850,324	124,581	2,276,102
Redemptions	(6,654,289)	(146,167,249)	(4,754,796)	(85,468,112)

Net increase (decrease)	664,651	$9,970,088	(3,596,215)	$(64,726,829)

Class B
Sales	1,554,000	$31,127,782	1,145,242	$19,264,159
Reinvestments	3,906,073	79,137,048	31,643	555,334
Redemptions	(5,120,479)	(106,338,788)	(4,084,492)	(70,794,330)

Net increase (decrease)	339,594	$3,926,042	(2,907,607)	$(50,974,837)

Class E
Sales	141,018	$2,982,196	64,159	$1,092,601
Reinvestments	136,562	2,819,996	1,719	30,621
Redemptions	(207,199)	(4,305,064)	(146,857)	(2,579,765)

Net increase (decrease)	70,381	$1,497,128	(80,979)	$(1,456,543)

Increase (decrease) derived from capital shares transactions		$15,393,258		$(117,158,209)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 10). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $(133,747) as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.17	$14.43	$15.72	$16.51	$16.31

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.04)	0.00 (b)	0.06 (c)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	2.69	5.80	(1.35)	(0.75)	0.22

Total income (loss) from investment operations	2.65	5.80	(1.29)	(0.79)	0.21

Less Distributions
Distributions from net investment income	0.00	(0.06)	0.00	0.00	(0.01)
Distributions from net realized capital gains	(4.25)	0.00	0.00	0.00	0.00

Total distributions	(4.25)	(0.06)	0.00	0.00	(0.01)

Net Asset Value, End of Period	$18.57	$20.17	$14.43	$15.72	$16.51

Total Return (%) (d)	10.41	40.36	(8.27)	(4.78)	1.29

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	0.69	0.70	0.68	0.69
Net ratio of expenses to average net assets (%) (e)	0.66	0.67	0.69	0.67	0.68
Ratio of net investment income (loss) to average net assets (%)	(0.18)	0.02	0.40 (c)	(0.25)	(0.04)
Portfolio turnover rate (%)	87	64	42	23	42
Net assets, end of period (in millions)	$650.2	$692.9	$547.4	$629.9	$816.5

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.35	$13.85	$15.13	$15.93	$15.77

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.09)	(0.04)	0.02 (c)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	2.61	5.57	(1.30)	(0.72)	0.21

Total income (loss) from investment operations	2.52	5.53	(1.28)	(0.80)	0.16

Less Distributions
Distributions from net investment income	0.00	(0.03)	0.00	0.00	0.00
Distributions from net realized capital gains	(4.25)	0.00	0.00	0.00	0.00

Total distributions	(4.25)	(0.03)	0.00	0.00	0.00

Net Asset Value, End of Period	$17.62	$19.35	$13.85	$15.13	$15.93

Total Return (%) (d)	10.15	39.91	(8.46)	(5.02)	1.01

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.94	0.95	0.93	0.94
Net ratio of expenses to average net assets (%) (e)	0.91	0.92	0.94	0.92	0.93
Ratio of net investment income (loss) to average net assets (%)	(0.43)	(0.23)	0.15 (c)	(0.49)	(0.29)
Portfolio turnover rate (%)	87	64	42	23	42
Net assets, end of period (in millions)	$368.5	$398.2	$325.1	$364.1	$404.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$19.65	$14.06	$15.34	$16.14	$15.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.07)	(0.02)	0.04 (c)	(0.06)	(0.03)
Net realized and unrealized gain (loss)	2.64	5.65	(1.32)	(0.74)	0.21

Total income (loss) from investment operations	2.57	5.63	(1.28)	(0.80)	0.18

Less Distributions
Distributions from net investment income	0.00	(0.04)	0.00	0.00	0.00
Distributions from net realized capital gains	(4.25)	0.00	0.00	0.00	0.00

Total distributions	(4.25)	(0.04)	0.00	0.00	0.00

Net Asset Value, End of Period	$17.97	$19.65	$14.06	$15.34	$16.14

Total Return (%) (d)	10.26	40.07	(8.34)	(4.96)	1.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.83	0.84	0.85	0.83	0.84
Net ratio of expenses to average net assets (%) (e)	0.81	0.82	0.84	0.82	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.33)	(0.13)	0.25 (c)	(0.39)	(0.18)
Portfolio turnover rate (%)	87	64	42	23	42
Net assets, end of period (in millions)	$13.9	$13.8	$11.0	$13.3	$15.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-14

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

BHFTI-15

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $13,248,086. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $56,055,237. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

BHFTI-16

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Investments in Derivative Instruments

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.
Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Foreign Exchange	Investments at market value (a)	$645,561

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

BHFTI-17

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Natwest Markets plc	$645,561	$—	$(645,561)	$—

*	Net amount represents the net amount receivable from the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Foreign Exchange
Purchased options	$(2,133,318)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange
Purchased options	$(1,085,379)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$755,367,382

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality

BHFTI-18

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$988,249,350	$0	$1,169,847,593

The Portfolio engaged in security transactions with other accounts managed by Morgan Stanley Investment Management Inc., the subadviser to the Portfolio, that amounted to $4,154,084 in purchases and $3,269,761 in sales of investments, which are included above, and resulted in realized gains of $1,128,715.

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$7,583,790	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Morgan Stanley Investment Management Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-19

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	First $	200 million
0.050%	Over $	850 million

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

Affiliated Broker - During the year ended December 31, 2018, the Portfolio paid brokerage commissions to affiliated brokers/dealers:

Affiliate	Commission
Morgan Stanley & Co.	$5,585

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,286,268,623
Gross unrealized appreciation	139,785,139
Gross unrealized depreciation	(100,637,563)

Net unrealized appreciation (depreciation)	$39,147,576

BHFTI-20

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$9,117,453	$2,862,057	$203,689,915	$—	$212,807,368	$2,862,057

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$25,087,570	$205,926,268	$39,147,576	$—	$270,161,414

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Commitments - The Portfolio may enter into commitments, or agreements, to acquire an investment at a future date (subject to certain conditions) in connection with a potential public or non-public offering. Such agreements are subject to certain rights of the issuer’s and ultimately, issuer approval, and may obligate the Portfolio to make future cash payments. At December 31, 2018, the Fund had an outstanding commitment of $25,479,836 to purchase an equity security. This commitment is not included in the net assets of the Portfolio as of December 31, 2018.

10. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-21

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Morgan Stanley Mid Cap Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Morgan Stanley Mid Cap Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Morgan Stanley Mid Cap Growth Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-23

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-24

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-25

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-26

Brighthouse Funds Trust I

Morgan Stanley Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Morgan Stanley Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Morgan Stanley Investment Management Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board also noted that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one- and three-year periods ended September 30, 2018, and underperformed its benchmark for the five-year period ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, Expense Universe median, and Sub-advised Expense Universe median, and were the lowest in the Expense Group. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-27

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Oppenheimer Global Equity Portfolio returned -12.96%, -13.14%, and -13.07%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned -9.42%.

MARKET ENVIRONMENT / CONDITIONS

President Trump’s tax bill passed very late in December 2017, finalizing a process that had moved in fits and starts for much of the year. The final bill was mostly in line with earlier expectations, with key changes being a much lower corporate tax rate, small cuts to individual tax rates, and some changes to deductibility of mortgage payments and state taxes. These tax cuts along with high optimism of synchronized global growth helped move market sentiment up significantly to start 2018. Equity markets were up strongly in January as earnings reports were positive and expectations for future growth continued to be priced in.

After reaching record highs, markets saw a sell-off in February as market volatility returned and sentiment for risk assets turned negative during the month. The U.S. equity market declined on concerns over stretched valuations, an increase in inflation expectations, and less accommodation from global central banks. Throughout the first quarter, activity from central banks around the world was closely monitored as the liquidity they have been providing has been a key backstop to market sentiment over the past decade. The U.S. Federal Reserve (the “Fed”) increasingly tapered its re-investment program for both government and mortgage-backed securities. The Fed raised rates four times in 2018. Other central banks around the world also signaled a slow-down of liquidity support. While the European Central Bank announcement in June was accepted as ‘dovish,’ it did commit to ending their purchase program by year-end.

Negative volatility again entered the markets in the fourth quarter of 2018. Several shocks negatively affected market sentiment. The Fed once again decided to hike interest rates, as was nearly universally expected, but the post-meeting conference was more hawkish than expected. Markets were expecting a clear message that the Fed might consider a pause in any future rate increases, but that was not initially communicated. Equity markets sold off, bonds rallied, and the U.S. dollar weakened. The sell-offs were sizable, which led some to think a recession might be imminent. It was not just the Fed making headlines, some key economic data was also weaker in December. In the U.S., regional surveys from the Fed and Institute for Supply Management sentiment surveys decreased markedly, along with a cool-off in housing. Politics were once again a factor because there was little clarity from the Trump Administration about the policies for tariffs on Chinese imports, and the U.S. Government shutdown did not help in an environment where the appetite for risk declined.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio underperformed the benchmark during the twelve-month period ended December 31, 2018. Stock selection in the Health Care, Financials, Consumer Discretionary, and Real Estate sectors were the primary drivers negatively impacting the Portfolio’s results during the year. The Portfolio’s underweight exposure to Utilities detracted from relative performance. Conversely, the Portfolio’s stock selection in the Information Technology (“IT”) sector was additive over the period as was the Portfolio’s underweight to the Energy and Materials sectors and overweight to the Health Care sector.

Geographically, stock selection in the U.S., Japan, and Switzerland detracted while selection in France and the United Kingdom (“U.K.”) were contributors over the period. The Portfolio’s lack of exposure to Canada benefited results over the year.

The Portfolio’s top detractors from performance this period included JD.com, Inc. (Consumer Discretionary) (China), Citigroup, Inc. (Financials) (U.S.), and Facebook, Inc. (Communication Services) (U.S.). JD.com has struggled on being consistently profitable despite it having been investing toward the future. Further, the company was plagued by a controversy involving misconduct by the CEO during the summer. As the number two player in Chinese e-commerce, we believed it has immense long-term potential and we maintained a position at period end. Citigroup, along with bank shares generally, underperformed in the fourth quarter of 2018 as the U.S. yield curve flattened, which impacted bank profitability negatively. Shares of Facebook have been pressured this year over the Cambridge Analytica controversy in the spring and the company lowered guidance following its second quarter earnings report. Despite the headwinds, we continued to find the long-term potential attractive and maintained a position at period end.

Top contributors to the Portfolio’s performance this period included Adobe Incorporated (IT) (U.S.), Intuit, Inc. (IT) (U.S.), and Kering S.A. (Consumer Discretionary) (France). Shares of Adobe Systems have continued an upward trajectory over the last five years as the company has shifted to a subscription-based model preferred by many customers. The model offered no meaningful upfront costs, has license flexibility, and can be updated seamlessly. Intuit’s small business and tax platforms, QuickBooks and TurboTax, continued to gain share. In our view, we saw a sizable opportunity for Intuit to attach adjacent services to both platforms and to penetrate markets outside the U.S. Kering S.A. continued the resurgence in its operations, which began in mid-2016. Gucci’s resurgence as a desirable brand has driven significant growth in sales and profits, and we believe it remained relevant for future growth as well.

BHFTI-1

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Managed by OppenheimerFunds, Inc.

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio had overweight positions in the Industrials, Consumer Discretionary, IT, Communication Services, and Health Care sectors. The Portfolio had underweight positions in all other sectors. On a country basis, the Portfolio had its largest overweight positions in France, Japan, and Germany, with its most significant underweight positions in the U.S., Canada, and Australia. Despite being underweight the U.S. relative to the benchmark, the Portfolio had its largest allocation to that country on an absolute basis at period end.

Rajeev Bhaman

John Delano

Portfolio Managers

OppenheimerFunds, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ACWI (ALL COUNTRY WORLD INDEX)

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Oppenheimer Global Equity Portfolio
Class A	-12.96	5.01	11.45
Class B	-13.14	4.75	11.16
Class E	-13.07	4.85	11.29
MSCI ACWI (All Country World Index)	-9.42	4.26	9.46

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Alphabet, Inc. - Class A	6.6
LVMH Moet Hennessy Louis Vuitton SE	3.4
Airbus SE	3.3
Adobe, Inc.	2.9
Anthem, Inc.	2.8
Intuit, Inc.	2.8
S&P Global, Inc.	2.7
Facebook, Inc. - Class A	2.6
SAP SE	2.4
Nidec Corp.	2.3

Top Countries

% of Net Assets
United States	48.7
Japan	13.4
France	9.7
Germany	8.0
United Kingdom	6.2
India	3.6
Switzerland	2.3
China	2.1
Spain	1.9
Sweden	1.9

BHFTI-3

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Oppenheimer Global Equity Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.61%	$1,000.00	$853.50	$2.85
	Hypothetical*	0.61%	$1,000.00	$1,022.13	$3.11

Class B (a)	Actual	0.86%	$1,000.00	$852.80	$4.02
	Hypothetical*	0.86%	$1,000.00	$1,020.87	$4.38

Class E (a)	Actual	0.76%	$1,000.00	$853.00	$3.55
	Hypothetical*	0.76%	$1,000.00	$1,021.37	$3.87

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—97.5% of Net Assets

Security Description	Shares	Value

Brazil—0.3%
StoneCo, Ltd. - Class A (a)	169,070	$3,117,650

China—2.1%
Baidu, Inc. (ADR) (a)	71,730	11,376,378
JD.com, Inc. (ADR) (a) (b)	616,322	12,899,619

		24,275,997

Denmark—0.5%
FLSmidth & Co. A/S (b)	139,756	6,279,188

France—9.7%
Airbus SE	400,902	38,342,640
Kering S.A.	55,304	25,883,074
LVMH Moet Hennessy Louis Vuitton SE	133,607	39,259,849
Societe Generale S.A.	329,759	10,469,501

		113,955,064

Germany—6.4%
Allianz SE	110,577	22,189,088
Bayer AG	138,039	9,571,783
Puma SE	4,937	2,418,209
SAP SE	282,556	28,145,313
Siemens AG	118,568	13,223,800

		75,548,193

India—3.6%
DLF, Ltd.	9,651,969	24,380,109
ICICI Bank, Ltd. (ADR)	1,773,859	18,253,009

		42,633,118

Italy—0.3%
Brunello Cucinelli S.p.A.	93,861	3,225,871

Japan—13.4%
Capcom Co., Ltd.	346,800	6,913,162
Dai-ichi Life Holdings, Inc.	466,400	7,227,004
FANUC Corp.	72,600	10,914,516
Keyence Corp.	39,800	20,058,427
Minebea Mitsumi, Inc.	543,000	7,797,482
Murata Manufacturing Co., Ltd.	175,400	24,167,933
Nidec Corp.	231,900	26,576,838
Nintendo Co., Ltd.	34,800	9,194,536
Omron Corp.	273,200	9,846,975
Renesas Electronics Corp. (a)	1,236,400	5,670,954
Suzuki Motor Corp.	260,800	13,196,611
TDK Corp.	217,500	15,476,306

		157,040,744

Netherlands—0.2%
uniQure NV (a) (b)	91,720	2,643,370

Spain—1.9%
Banco Bilbao Vizcaya Argentaria S.A.	919,214	4,848,865
Industria de Diseno Textil S.A.	669,845	17,076,401

		21,925,266

Sweden—1.9%
Assa Abloy AB - Class B	777,198	13,895,738
Atlas Copco AB - A Shares	328,791	7,855,004

		21,750,742

Switzerland—2.3%
Credit Suisse Group AG (a)	1,042,485	11,488,333
UBS Group AG (a)	1,233,216	15,394,187

		26,882,520

United Kingdom—6.2%
Circassia Pharmaceuticals plc (a)	2,218,564	1,358,715
Earthport plc (a) (c)	8,019,017	2,584,900
Farfetch, Ltd. - Class A (a) (b)	312,630	5,536,677
International Consolidated Airlines Group S.A.	1,376,770	10,804,694
Prudential plc	1,030,733	18,416,173
TechnipFMC plc (b)	398,124	8,025,944
Unilever plc	489,666	25,627,972

		72,355,075

United States—48.7%
3M Co.	95,140	18,127,976
ACADIA Pharmaceuticals, Inc. (a) (b)	236,580	3,825,499
Adobe, Inc. (a)	147,820	33,442,797
Agilent Technologies, Inc.	223,940	15,106,992
Alphabet, Inc. - Class A (a)	74,180	77,515,133
Amazon.com, Inc. (a)	5,716	8,585,261
AnaptysBio, Inc. (a)	69,840	4,455,094
Anthem, Inc.	125,430	32,941,681
Biogen, Inc. (a)	38,550	11,600,466
Bluebird Bio, Inc. (a) (b)	52,620	5,219,904
Blueprint Medicines Corp. (a) (b)	111,090	5,988,862
Centene Corp. (a)	89,480	10,317,044
Citigroup, Inc.	450,600	23,458,236
Colgate-Palmolive Co.	370,770	22,068,230
Equifax, Inc.	112,050	10,435,216
Facebook, Inc. - Class A (a)	232,080	30,423,367
Gilead Sciences, Inc.	144,630	9,046,606
GlycoMimetics, Inc. (a)	308,650	2,922,916
Goldman Sachs Group, Inc. (The)	87,870	14,678,683
Incyte Corp. (a) (b)	112,640	7,162,778
International Game Technology plc (b)	410,481	6,005,337
Intuit, Inc.	167,020	32,877,887
Ionis Pharmaceuticals, Inc. (a) (b)	131,590	7,113,755
Loxo Oncology, Inc. (a) (b)	60,000	8,404,200
MacroGenics, Inc. (a)	289,740	3,679,698
Maxim Integrated Products, Inc. (b)	509,020	25,883,667
Mirati Therapeutics, Inc. (a) (b)	53,156	2,254,878
Newell Brands, Inc. (b)	573,200	10,655,788
PayPal Holdings, Inc. (a)	285,046	23,969,518
S&P Global, Inc.	183,280	31,146,603
Sage Therapeutics, Inc. (a) (b)	93,650	8,970,733
Shire plc	113,446	6,592,908
Tiffany & Co. (b)	165,290	13,307,498
United Parcel Service, Inc. - Class B	152,340	14,857,720
Walt Disney Co. (The)	174,580	19,142,697

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

United States—(Continued)
Zimmer Biomet Holdings, Inc.	81,380	$8,440,734

		570,626,362

Total Common Stocks (Cost $965,406,903)		1,142,259,160

Preferred Stock—1.6%

Germany—1.6%
Bayerische Motoren Werke (BMW) AG (Cost $19,575,936)	259,837	18,492,576

Short-Term Investment—0.5%

Repurchase Agreement—0.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $5,352,376; collateralized by U.S. Treasury Note at 2.500%, maturing 05/15/24, with a market value of $5,461,221.	5,352,020	5,352,020

Total Short-Term Investments (Cost $5,352,020)		5,352,020

Securities Lending Reinvestments (d)—5.5%

Certificates of Deposit—2.6%
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (e)	4,000,000	3,999,900
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (e)	2,000,000	2,000,798
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (e)	5,000,000	4,999,360
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (e)	1,000,000	1,000,003
Credit Industriel et Commercial Zero Coupon, 01/25/19	2,961,684	2,994,900
Natixis New York 2.731%, 3M LIBOR + 0.190%, 02/01/19 (e)	1,500,000	1,499,664
2.810%, 1M LIBOR + 0.370%, 02/14/19 (e)	2,000,000	2,000,374
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (e)	1,000,000	1,000,008
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (e)	2,000,000	1,999,836
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (e)	2,000,000	1,999,112
Svenska Handelsbanken AB 2.799%, 1M LIBOR + 0.450%, 04/03/19 (e)	2,000,000	2,001,156
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (e)	1,000,000	1,000,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (e)	3,000,000	3,002,602
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (e)	1,500,000	1,499,991

		30,997,704

Commercial Paper—1.4%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (e)	2,000,000	1,999,446
Banco Santander S.A. 2.740%, 02/07/19	1,985,996	1,994,176
ING Funding LLC
2.707%, 1M LIBOR + 0.320%, 02/08/19 (e)	5,000,000	5,000,465
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (e)	6,000,000	6,001,470
Westpac Banking Corp. 2.659%, 3M LIBOR + 0.070%, 08/07/19 (e)	1,000,000	999,343

		15,994,900

Repurchase Agreements—1.5%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $2,005,425.00; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $2,176,637.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,216,529; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $2,244,000.	2,200,000	2,200,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $300,042; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $306,000.	300,000	300,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $400,055; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $408,000.	400,000	400,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $200,031; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $204,000.	200,000	200,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $215,919; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $220,203.	215,885	215,885
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,209,016; collateralized by various Common Stock with an aggregate market value of $1,320,000.	1,200,000	1,200,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,511,270; collateralized by various Common Stock with an aggregate market value of $1,650,000.	1,500,000	$1,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $4,000,569; collateralized by various Common Stock with an aggregate market value of $4,452,849.	4,000,000	4,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $4,000,569; collateralized by various Common Stock with an aggregate market value of $4,452,849.	4,000,000	4,000,000
Nomura Securities International, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $2,000,328; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.500%, maturity dates ranging from 02/15/19 - 08/15/48, and an aggregate market value of $2,040,000.	2,000,000	2,000,000

		18,015,885

Time Deposit—0.0%
Royal Bank of Canada 2.420%, 01/02/19	100,000	100,000

Total Securities Lending Reinvestments (Cost $65,105,589)		65,108,489

Total Investments— 105.1% (Cost $1,055,440,448)		1,231,212,245
Other assets and liabilities (net) — (5.1)%		(59,428,226)

Net Assets—100.0%		$1,171,784,019

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $64,251,039 and the collateral received consisted of cash in the amount of $65,063,565. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(c)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.2% of net assets.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Ten Largest Industries as of December 31, 2018 (Unaudited)	% of Net Assets
Interactive Media & Services	10.2
Software	8.1
Biotechnology	7.8
Capital Markets	6.2
Textiles, Apparel & Luxury Goods	6.0
Electronic Equipment, Instruments & Components	5.9
Banks	4.9
Insurance	4.1
Health Care Providers & Services	3.7
Aerospace & Defense	3.3

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$3,117,650	$—	$—	$3,117,650
China	24,275,997	—	—	24,275,997
Denmark	—	6,279,188	—	6,279,188
France	—	113,955,064	—	113,955,064
Germany	—	75,548,193	—	75,548,193
India	18,253,009	24,380,109	—	42,633,118
Italy	—	3,225,871	—	3,225,871
Japan	—	157,040,744	—	157,040,744
Netherlands	2,643,370	—	—	2,643,370
Spain	—	21,925,266	—	21,925,266
Sweden	—	21,750,742	—	21,750,742
Switzerland	—	26,882,520	—	26,882,520
United Kingdom	5,536,677	66,818,398	—	72,355,075
United States	564,033,454	6,592,908	—	570,626,362
Total Common Stocks	617,860,157	524,399,003	—	1,142,259,160
Total Preferred Stock*	—	18,492,576	—	18,492,576
Total Short-Term Investment*	—	5,352,020	—	5,352,020
Total Securities Lending Reinvestments*	—	65,108,489	—	65,108,489
Total Investments	$617,860,157	$613,352,088	$—	$1,231,212,245

Collateral for Securities Loaned (Liability)	$—	$(65,063,565)	$—	$(65,063,565)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,231,212,245
Cash denominated in foreign currencies (c)	11,809
Receivable for:
Investments sold	5,020,615
Fund shares sold	388,941
Dividends and interest	1,712,525
Prepaid expenses	3,830

Total Assets	1,238,349,965
Liabilities
Collateral for securities loaned	65,063,565
Payables for:
Fund shares redeemed	306,045
Foreign taxes	46,656
Accrued Expenses:
Management fees	573,991
Distribution and service fees	71,346
Deferred trustees’ fees	141,555
Other expenses	362,788

Total Liabilities	66,565,946

Net Assets	$1,171,784,019

Net Assets Consist of:
Paid in surplus	$823,147,364
Distributable earnings (Accumulated losses) (d)	348,636,655

Net Assets	$1,171,784,019

Net Assets
Class A	$834,218,437
Class B	319,428,120
Class E	18,137,462
Capital Shares Outstanding*
Class A	40,797,490
Class B	15,715,111
Class E	890,556
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$20.45
Class B	20.33
Class E	20.37

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,055,440,448.
(b)	Includes securities loaned at value of $64,251,039.
(c)	Identified cost of cash denominated in foreign currencies was $11,787.
(d)	Includes foreign capital gains tax of $46,656.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$20,966,594
Non-cash dividends	2,520,521
Interest	115,134
Securities lending income	721,108

Total investment income	24,323,357
Expenses
Management fees	9,323,959
Administration fees	52,641
Custodian and accounting fees	232,704
Distribution and service fees—Class B	964,153
Distribution and service fees—Class E	33,444
Audit and tax services	54,288
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	134,731
Insurance	9,207
Miscellaneous	85,363

Total expenses	10,969,313
Less management fee waiver	(1,441,927)

Net expenses	9,527,386

Net Investment Income	14,795,971

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments (b)	166,117,061
Foreign currency transactions	66,043

Net realized gain	166,183,104

Net change in unrealized depreciation on:
Investments (c)	(352,296,762)
Foreign currency transactions	(49,592)

Net change in unrealized depreciation	(352,346,354)

Net realized and unrealized loss	(186,163,250)

Net Decrease in Net Assets From Operations	$(171,367,279)

(a)	Net of foreign withholding taxes of $2,068,845.
(b)	Net of foreign capital gains tax of $35,341.
(c)	Includes change in foreign capital gains tax of $(5,984).

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$14,795,971	$11,769,740
Net realized gain	166,183,104	152,578,092
Net change in unrealized appreciation (depreciation)	(352,346,354)	278,893,622

Increase (decrease) in net assets from operations	(171,367,279)	443,241,454

From Distributions to Shareholders (a)
Class A	(106,029,035)	(11,323,590)
Class B	(40,288,050)	(3,474,759)
Class E	(2,303,467)	(229,424)

Total distributions	(148,620,552)	(15,027,773)

Increase (decrease) in net assets from capital share transactions	7,574,238	(244,203,164)

Total increase (decrease) in net assets	(312,413,593)	184,010,517

Net Assets
Beginning of period	1,484,197,612	1,300,187,095

End of period	$1,171,784,019	$1,484,197,612 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	719,181	$17,831,798	1,043,251	$24,179,814
Reinvestments	4,280,543	106,029,035	498,837	11,323,590
Redemptions	(4,485,750)	(115,090,925)	(9,255,906)	(212,690,458)

Net increase (decrease)	513,974	$8,769,908	(7,713,818)	$(177,187,054)

Class B
Sales	1,462,452	$36,261,364	767,291	$17,662,996
Reinvestments	1,633,741	40,288,050	153,682	3,474,759
Redemptions	(3,043,087)	(76,608,138)	(3,714,515)	(84,788,981)

Net increase (decrease)	53,106	$(58,724)	(2,793,542)	$(63,651,226)

Class E
Sales	55,161	$1,399,514	73,143	$1,671,440
Reinvestments	93,296	2,303,467	10,138	229,424
Redemptions	(189,061)	(4,839,927)	(226,567)	(5,265,748)

Net decrease	(40,604)	$(1,136,946)	(143,286)	$(3,364,884)

Increase (decrease) derived from capital shares transactions		$7,574,238		$(244,203,164)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $9,902,371 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$26.14	$19.28	$20.49	$20.34	$20.73

Income (Loss) from Investment Operations
Net investment income (a)	0.28	0.21	0.23 (b)	0.24	0.30
Net realized and unrealized gain (loss)	(3.18)	6.91	(0.24)	0.64	0.14

Total income (loss) from investment operations	(2.90)	7.12	(0.01)	0.88	0.44

Less Distributions
Distributions from net investment income	(0.33)	(0.26)	(0.23)	(0.26)	(0.21)
Distributions from net realized capital gains	(2.46)	0.00	(0.97)	(0.47)	(0.62)

Total distributions	(2.79)	(0.26)	(1.20)	(0.73)	(0.83)

Net Asset Value, End of Period	$20.45	$26.14	$19.28	$20.49	$20.34

Total Return (%) (c)	(12.96)	37.12	0.46	4.10	2.30

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.71	0.71	0.71	0.71	0.74
Net ratio of expenses to average net assets (%) (d)	0.61	0.60	0.63	0.65	0.70
Ratio of net investment income to average net assets (%)	1.12	0.90	1.23 (b)	1.14	1.48
Portfolio turnover rate (%)	17	9	19	19	22
Net assets, end of period (in millions)	$834.2	$1,052.8	$925.5	$864.8	$775.0

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$25.99	$19.18	$20.38	$20.23	$20.63

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.15	0.19 (b)	0.19	0.24
Net realized and unrealized gain (loss)	(3.16)	6.86	(0.24)	0.63	0.15

Total income (loss) from investment operations	(2.94)	7.01	(0.05)	0.82	0.39

Less Distributions
Distributions from net investment income	(0.26)	(0.20)	(0.18)	(0.20)	(0.17)
Distributions from net realized capital gains	(2.46)	0.00	(0.97)	(0.47)	(0.62)

Total distributions	(2.72)	(0.20)	(1.15)	(0.67)	(0.79)

Net Asset Value, End of Period	$20.33	$25.99	$19.18	$20.38	$20.23

Total Return (%) (c)	(13.14)	36.73	0.20	3.86	2.03

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	0.96	0.96	0.96	0.99
Net ratio of expenses to average net assets (%) (d)	0.86	0.85	0.88	0.90	0.95
Ratio of net investment income to average net assets (%)	0.87	0.65	1.01 (b)	0.90	1.18
Portfolio turnover rate (%)	17	9	19	19	22
Net assets, end of period (in millions)	$319.4	$407.1	$354.0	$388.4	$410.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Financial Highlights

	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$26.04	$19.21	$20.41	$20.26	$20.66

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.17	0.21 (b)	0.21	0.26
Net realized and unrealized gain (loss)	(3.17)	6.89	(0.24)	0.63	0.15

Total income (loss) from investment operations	(2.93)	7.06	(0.03)	0.84	0.41

Less Distributions
Distributions from net investment income	(0.28)	(0.23)	(0.20)	(0.22)	(0.19)
Distributions from net realized capital gains	(2.46)	0.00	(0.97)	(0.47)	(0.62)

Total distributions	(2.74)	(0.23)	(1.17)	(0.69)	(0.81)

Net Asset Value, End of Period	$20.37	$26.04	$19.21	$20.41	$20.26

Total Return (%) (c)	(13.07)	36.90	0.31	3.94	2.13

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	0.86	0.86	0.86	0.89
Net ratio of expenses to average net assets (%) (d)	0.76	0.75	0.78	0.80	0.85
Ratio of net investment income to average net assets (%)	0.97	0.75	1.12 (b)	1.01	1.28
Portfolio turnover rate (%)	17	9	19	19	22
Net assets, end of period (in millions)	$18.1	$24.2	$20.6	$25.4	$29.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Oppenheimer Global Equity Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTI-14

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $5,352,020. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $18,015,885. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

BHFTI-15

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$234,627,586	$0	$359,793,127

During the year ended December 31, 2018, the Portfolio engaged in security transactions with other accounts managed by OppenheimerFunds, Inc., the subadviser to the Portfolio, that amounted to $1,158,325 in purchases and $1,105,235 in sales of investments, which are included above, and resulted in realized losses of $838,163.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$9,323,959	0.700%	First $100 million
	0.680%	$100 million to $250 million
	0.670%	$250 million to $500 million
	0.660%	$500 million to $750 million
	0.650%	Over $750 million

BHFTI-16

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. OppenheimerFunds, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $100 million
0.100%	$100 million to $250 million
0.090%	$250 million to $500 million
0.080%	$500 million to $600 million
0.090%	$600 million to $750 million
0.080%	$750 million to $800 million
0.110%	$800 million to $1.25 billion
0.130%	Over $1.25 billion

An identical agreement was in place for the period January 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTI-17

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,058,317,493

Gross unrealized appreciation	263,770,131
Gross unrealized depreciation	(90,922,035)

Net unrealized appreciation (depreciation)	$172,848,096

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$16,484,409	$15,027,773	$132,136,143	$—	$148,620,552	$15,027,773

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$14,552,360	$161,394,153	$172,841,277	$—	$348,787,790

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-18

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Oppenheimer Global Equity Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Oppenheimer Global Equity Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Oppenheimer Global Equity Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-22

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-23

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-24

Brighthouse Funds Trust I

Oppenheimer Global Equity Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Oppenheimer Global Equity Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and OppenheimerFunds, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the MSCI All Country World Index, for the one-, three- and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median and the Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board further considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board took into account that the Portfolio’s contractual sub-advisory fees were below the average of the Sub-advised Expense Group and above the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-25

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class B shares of the PanAgora Global Diversified Risk Portfolio returned -7.59%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.21%.

MARKET ENVIRONMENT / CONDITIONS

Global equities performed well for the first three quarters of 2018. Stable growth of the U.S. economy advanced U.S. equities to outperform other regions. Europe benefitted mid-year as trade-war bickering between the U.S. and the European Union cooled. Emerging markets lagged developed markets as reverberating global trade tensions and rising U.S. interest rates weighed on the region. The pockets of growth, however, were wiped out as a sell-off in equities accelerated in the fourth quarter and extended to all regions. U.S. equities, small cap in particular, experienced steep declines during the month of December as investors rotated out of risky assets on the fears of slower earnings growth. European equities also declined over rising U.S. interest rates, trade tariffs, and the slowdown of economic growth. Emerging markets continued their year-long decline due to increased U.S.-China trade disputes as well as the sharp drop in crude oil prices which hurt oil producing countries. For the year, emerging markets suffered the most with the MSCI Emerging Markets Index declining by -14.6%. U.S. markets ultimately fared better than non-U.S. developed with the S&P 500 Index returning -4.4% versus a return of -8.9% for MSCI World ex-U.S. Index (Hedged). Within the U.S., small caps significantly underperformed large caps as the Russell 2000 Index ended the year down -11.0%.

After a difficult start, bonds rallied considerably towards the end of the year as risk aversion returned to the marketplace amidst heighted fears of a global economic slowdown, tanking crude oil prices, and a partial U.S. government shutdown. The yield on the benchmark 10-year U.S. Treasury note ended the year at 2.69%, falling considerably from its peak of 3.24% observed in early November. As widely expected, the U.S. Federal Reserve (the “Fed”) hiked short-term rates for the fourth time in 2018 at their final meeting in December. The Fed also notably indicated the potential for fewer rate hikes in 2019, citing a revised forecast of U.S. economic growth, which provided a further lift for bond prices. The FTSE U.S. Treasury Index gained 0.8% for the year and the FTSE World Government Bond Index ex-U.S. (Hedged) rose by a marginally better 1.2%. Inflation-linked bonds also rallied towards the end of the year, pushing the Bloomberg Barclays World Government ILB Index back into positive territory (+0.1%) for the one-year period. Investment grade credit struggled for much of the year and despite the year-end bond rally, the Bloomberg Barclays U.S. Credit Index declined by -2.1%.

Commodities ended 2018 sharply down as losses accelerated in the second half of the year. The more heavily energy-weighted S&P GSCI Index fell by -15.5% for the year compared to the more balanced Bloomberg Commodity Index which declined by -12.9%. Crude oil was hampered by global oversupply conditions in early October and prices continued to fall into December despite production cuts by the Organization of Petroleum Exporting Countries. West Texas Intermediate crude oil hit a Christmas Eve low of $42.25 per barrel, although prices recovered somewhat in the last week of the year and closed December just above $45. The demand for safer assets provided a boost for the Precious Metals sector, including gold and silver, which saw large gains throughout the fourth quarter after struggling for much of the year. Certain Agriculture sector commodities such as cocoa, sugar, and soybeans also managed to post positive gains during the market turmoil.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The PanAgora Global Diversified Risk Portfolio investment philosophy is centered on the belief that risk diversification is the key to generating better risk-adjusted returns and avoiding risk concentration within a portfolio is the best way to achieve true diversification. PanAgora seeks to accomplish this by evaluating risk across and within asset classes using proprietary risk assessment and management techniques, including an approach to tactical risk management called Dynamic Risk Allocation. The Portfolio targets a neutral risk allocation of 40% equities, 40% nominal fixed income, and 20% inflation protection.

Two of the three main asset classes detracted resulting in negative absolute Portfolio performance for 2018. Global equities (-4.9%) broadly declined with U.S. small cap and emerging markets serving as the largest detractors. Inflation protected assets (-2.4%) also detracted, yet to a lesser extent, dragged down by the negative performance of commodities. Nominal fixed income (+0.5%) contributed positively helping to partially offset the negative performance of the other two main asset classes. Concerns about the ability of U.S. companies to beat very aggressive earnings expectations affected equity markets, especially towards the end of the year. Reported revenue growth disappointed and several companies started guiding future expectations lower. Equities experienced significant declines in the fourth quarter, largely due to concerns about future global gross domestic product growth and the ongoing trade dispute between the U.S. and China. After detracting for the first three quarters, nominal fixed income largely contributed to Portfolio performance in the fourth quarter. U.S. Treasury yields declined towards the end of the year and prices rose as investors flocked to safe-haven assets amid the spike in volatility. The flight to safety was mirrored across the Atlantic as benchmark yields for developed markets government debt also declined and prices rose, for Italian, U.K., and German bonds in particular. For inflation protected assets, the decrease in longer-term yields and core inflation remaining near the Fed’s target of 2% was also supportive for inflation linked bonds, which modestly contributed to Portfolio performance. Commodities, however, fell significantly towards the end of the year, dragged down by the Energy sector. The Portfolio’s risk-balanced allocation to commodities was beneficial versus a production-weighted approach during the decline, although the one-year contribution from the sub-asset class was negative nonetheless.

BHFTI-1

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Managed by PanAgora Asset Management, Inc.

Portfolio Manager Commentary*—(Continued)

On average, the Portfolio maintained an overweight position in equities and inflation protected investments and an underweight position to nominal fixed income relative to the Portfolio’s strategic (neutral) risk targets. For the one-year period, this active positioning contributed to overall Portfolio performance.

The Portfolio invests in derivatives, such as exchange-traded futures within the equity, fixed income, and commodity asset classes, and swaps on futures within fixed income and commodities. The Portfolio invests in derivatives in order to gain exposure to certain asset classes and to enhance returns. All derivatives used during the reporting period performed as expected.

At the end of the year, the Portfolio remained modestly overweight equities and the nominal fixed income risk allocation increased to be in line with the strategic risk targets. This transition resulted in an underweight position for inflation protected assets to begin the first quarter of 2019.

Within equities, the Portfolio remained overweight emerging markets, U.S. large cap, and U.S. small cap and underweight non-U.S. equities. Within nominal fixed income, the Portfolio was underweight U.S. government debt and investment grade credit and overweight international government debt. Within inflation protected investments, the Portfolio was underweight both inflation-linked bonds and commodities.

Edward Qian

Bryan Belton

Portfolio Managers

PanAgora Asset Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	Since Inception[2]
PanAgora Global Diversified Risk Portfolio
Class B	-7.59	3.04
Dow Jones Moderate Index	-5.21	4.20

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of Class B shares is 4/14/2014. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Exposures by Asset Class*

% of Net Assets
Global Developed Bonds	162.6
Global Developed Equities	43.5
Global Inflation-Linked Bonds	17.3
Commodities—Production Weighted	18.7
Global Emerging Equities	6.4

*	The percentages noted above are based on the notional amounts by asset class as a percentage of net assets.

BHFTI-3

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PanAgora Global Diversified Risk Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class B	Actual	1.08%	$1,000.00	$945.00	$5.29
	Hypothetical*	1.08%	$1,000.00	$1,019.76	$5.50

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

BHFTI-4

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Foreign Government—20.3% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Sovereign—20.3%
Deutsche Bundesrepublik Inflation Linked Bond 0.100%, 04/15/23 (EUR) (a)	5,841,676	$7,050,737
France Government Bond OAT 0.250%, 07/25/24 (EUR) (a)	7,507,540	9,189,967
Italy Buoni Poliennali Del Tesoro 2.350%, 09/15/24 (144A) (EUR) (a)	5,303,575	6,411,267
United Kingdom Gilt Inflation Linked Bond 0.625%, 03/22/40 (GBP) (a)	8,408,896	16,916,012

Total Foreign Government (Cost $38,595,180)		39,567,983

Common Stocks—13.2%

Aerospace & Defense—0.2%
Arconic, Inc.	741	12,493
Boeing Co. (The)	71	22,898
Bombardier, Inc. - Class B (b)	5,055	7,517
CAE, Inc.	1,588	29,185
Elbit Systems, Ltd.	498	57,227
General Dynamics Corp.	86	13,520
Harris Corp.	173	23,294
Huntington Ingalls Industries, Inc.	66	12,560
L3 Technologies, Inc.	98	17,019
Leonardo S.p.A.	1,580	13,907
Lockheed Martin Corp.	59	15,449
Northrop Grumman Corp.	68	16,653
Raytheon Co.	84	12,881
Safran S.A.	175	21,025
Thales S.A.	94	10,935
TransDigm Group, Inc. (b)	85	28,905
United Technologies Corp.	219	23,319

		338,787

Air Freight & Logistics—0.0%
C.H. Robinson Worldwide, Inc.	211	17,743
Deutsche Post AG	629	17,228
Expeditors International of Washington, Inc.	329	22,401
FedEx Corp.	94	15,165
Yamato Holdings Co., Ltd.	100	2,725

		75,262

Airlines—0.1%
Alaska Air Group, Inc.	180	10,953
American Airlines Group, Inc.	353	11,335
Delta Air Lines, Inc.	247	12,325
International Consolidated Airlines Group S.A. - Class DI	2,843	22,562
Ryanair Holdings plc (ADR) (b)	565	40,307
Singapore Airlines, Ltd.	4,000	27,540
Southwest Airlines Co.	310	14,409
United Continental Holdings, Inc. (b)	260	21,770

		161,201

Security Description	Shares	Value

Auto Components—0.1%
Aptiv plc	206	$12,683
BorgWarner, Inc.	411	14,278
Goodyear Tire & Rubber Co. (The)	673	13,736
Magna International, Inc.	703	31,911
Minth Group, Ltd.	6,000	19,149
Nokian Renkaat Oyj	934	28,782
Pirelli & C S.p.A. (b)	2,736	17,595

		138,134

Automobiles—0.0%
Daimler AG	504	26,499
Ferrari NV	122	12,136
Fiat Chrysler Automobiles NV (b)	678	9,857
General Motors Co.	445	14,885
Harley-Davidson, Inc.	557	19,005
Honda Motor Co., Ltd.	300	7,839

		90,221

Banks—0.4%
ABN AMRO Group NV	442	10,353
AIB Group plc	9,622	40,448
Banco Bilbao Vizcaya Argentaria S.A.	3,372	17,787
Banco de Sabadell S.A.	6,053	6,887
Bank Hapoalim B.M.	1,416	8,980
Bank Leumi Le-Israel B.M.	2,314	14,010
Bank of America Corp.	695	17,125
Bank of East Asia, Ltd. (The)	6,400	20,257
Bank of Ireland Group plc	5,382	29,870
Bank of Montreal	331	21,625
Bank of Nova Scotia (The)	409	20,387
Bankinter S.A.	3,025	24,177
BB&T Corp.	363	15,725
BOC Hong Kong Holdings, Ltd.	2,000	7,387
Canadian Imperial Bank of Commerce	295	21,972
Comerica, Inc.	216	14,837
Commonwealth Bank of Australia	245	12,504
Danske Bank A/S	617	12,225
DBS Group Holdings, Ltd.	600	10,366
DNB ASA	2,129	34,149
Erste Group Bank AG (b)	315	10,496
Fifth Third Bancorp	693	16,306
Fukuoka Financial Group, Inc.	400	8,066
Hang Seng Bank, Ltd.	1,000	22,335
Huntington Bancshares, Inc.	1,176	14,018
ING Groep NV	1,800	19,290
Intesa Sanpaolo S.p.A.	7,154	15,855
Japan Post Bank Co., Ltd.	1,800	19,763
KBC Group NV	400	25,883
KeyCorp	1,042	15,401
Mitsubishi UFJ Financial Group, Inc.	3,700	18,245
Mizrahi Tefahot Bank, Ltd.	747	12,643
Mizuho Financial Group, Inc.	11,700	18,235
People’s United Financial, Inc.	1,114	16,075
Raiffeisen Bank International AG	1,007	25,648

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Regions Financial Corp.	1,152	$15,414
Royal Bank of Canada	347	23,750
Skandinaviska Enskilda Banken AB - Class A	312	3,037
Sumitomo Mitsui Financial Group, Inc.	500	16,488
SunTrust Banks, Inc.	236	11,904
Toronto-Dominion Bank (The)	500	24,854
U.S. Bancorp	317	14,487
Zions Bancorp N.A.	255	10,389

		739,653

Beverages—0.3%
Anheuser-Busch InBev S.A.	683	45,203
Brown-Forman Corp. - Class B	771	36,684
Carlsberg A/S - Class B	435	46,279
Coca-Cola Amatil, Ltd.	3,924	22,635
Coca-Cola Co. (The)	744	35,228
Coca-Cola European Partners plc	303	13,893
Constellation Brands, Inc. - Class A	184	29,591
Davide Campari-Milano S.p.A.	4,531	38,349
Diageo plc	321	11,410
Heineken Holding NV	118	9,931
Heineken NV	359	31,641
Kirin Holdings Co., Ltd.	400	8,414
Molson Coors Brewing Co. - Class B	739	41,502
Monster Beverage Corp. (b)	799	39,327
PepsiCo, Inc.	297	32,813
Pernod-Ricard S.A.	17	2,791
Remy Cointreau S.A.	184	20,804
Suntory Beverage & Food, Ltd.	600	27,081
Treasury Wine Estates, Ltd.	2,271	23,671

		517,247

Biotechnology—0.1%
AbbVie, Inc.	212	19,544
Alexion Pharmaceuticals, Inc. (b)	119	11,586
Amgen, Inc.	95	18,494
Biogen, Inc. (b)	61	18,356
Celgene Corp. (b)	68	4,358
CSL, Ltd.	380	49,627
Genmab A/S (b)	286	46,869
Gilead Sciences, Inc.	214	13,386
Grifols S.A.	1,624	42,419
Incyte Corp. (b)	154	9,793
Regeneron Pharmaceuticals, Inc. (b)	31	11,578
Shire plc	404	23,478
Vertex Pharmaceuticals, Inc. (b)	89	14,748

		284,236

Building Products—0.0%
A.O. Smith Corp.	243	10,376
Allegion plc	164	13,073
Assa Abloy AB - Class B	828	14,804
Fortune Brands Home & Security, Inc.	362	13,752
Johnson Controls International plc	346	10,259
Masco Corp.	257	7,515

		69,779

Security Description	Shares	Value

Capital Markets—0.1%
Affiliated Managers Group, Inc.	109	$10,621
Ameriprise Financial, Inc.	105	10,959
Bank of New York Mellon Corp. (The)	286	13,462
Cboe Global Markets, Inc.	158	15,457
CME Group, Inc.	120	22,574
Daiwa Securities Group, Inc.	3,000	15,297
Deutsche Boerse AG	91	10,943
E*Trade Financial Corp.	295	12,945
Franklin Resources, Inc.	558	16,550
Intercontinental Exchange, Inc.	225	16,949
Invesco, Ltd.	1,040	17,410
Moody’s Corp.	117	16,385
Northern Trust Corp.	175	14,628
Raymond James Financial, Inc.	184	13,691
S&P Global, Inc.	106	18,014
State Street Corp.	189	11,920
T. Rowe Price Group, Inc.	162	14,956
UBS Group AG (b)	1,516	18,924

		271,685

Chemicals—0.6%
Air Liquide S.A.	265	32,808
Air Products & Chemicals, Inc.	274	43,854
Air Water, Inc.	1,400	21,034
Akzo Nobel NV	434	34,886
Albemarle Corp.	430	33,140
Arkema S.A.	326	27,820
CF Industries Holdings, Inc.	1,024	44,554
Chr Hansen Holding A/S	716	63,412
Clariant AG (b)	112	2,067
Croda International plc	393	23,344
DowDuPont, Inc.	393	21,018
Eastman Chemical Co.	434	31,730
Ecolab, Inc.	287	42,289
EMS-Chemie Holding AG	14	6,666
FMC Corp.	454	33,578
Givaudan S.A.	11	25,514
International Flavors & Fragrances, Inc.	171	22,957
Israel Chemicals, Ltd.	14,897	84,705
Johnson Matthey plc	683	24,369
JSR Corp.	1,400	20,920
Kaneka Corp.	200	7,147
Koninklijke DSM NV	377	30,675
Kuraray Co., Ltd.	1,200	16,835
Linde plc	274	42,755
LyondellBasell Industries NV - Class A	401	33,347
Mitsubishi Gas Chemical Co., Inc.	800	11,952
Mosaic Co. (The)	1,543	45,071
Novozymes A/S - B Shares	677	30,261
Nutrien, Ltd.	368	17,284
PPG Industries, Inc.	292	29,851
Sherwin-Williams Co. (The)	95	37,379
Sika AG	166	21,097
Solvay S.A.	879	87,543
Sumitomo Chemical Co., Ltd.	600	2,934

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Symrise AG	171	$12,637
Teijin, Ltd.	1,000	15,920
Toray Industries, Inc.	3,000	20,961
Umicore S.A.	690	27,443
Yara International ASA	1,086	41,685

		1,173,442

Commercial Services & Supplies—0.1%
Brambles, Ltd.	1,850	13,225
Cintas Corp.	142	23,855
ISS A/S	666	18,590
Republic Services, Inc.	273	19,681
Stericycle, Inc. (b)	397	14,566
Waste Management, Inc.	249	22,158

		112,075

Communications Equipment—0.1%
Cisco Systems, Inc.	486	21,058
F5 Networks, Inc. (b)	147	23,818
Juniper Networks, Inc.	721	19,402
Motorola Solutions, Inc.	189	21,743
Nokia Oyj	17,493	101,073
Telefonaktiebolaget LM Ericsson - B Shares	9,383	82,702

		269,796

Construction & Engineering—0.0%
Fluor Corp.	307	9,885
Jacobs Engineering Group, Inc.	214	12,510
Quanta Services, Inc.	327	9,843
SNC-Lavalin Group, Inc.	718	24,151

		56,389

Construction Materials—0.1%
CRH plc	1,687	44,470
Fletcher Building, Ltd. (b)	9,626	31,517
HeidelbergCement AG	380	23,240
Imerys S.A.	163	7,798
Martin Marietta Materials, Inc.	279	47,952
Vulcan Materials Co.	456	45,053

		200,030

Consumer Finance—0.0%
Synchrony Financial	391	9,173

Containers & Packaging—0.2%
Amcor, Ltd.	1,806	16,854
Avery Dennison Corp.	416	37,369
Ball Corp.	973	44,739
CCL Industries, Inc. - Class B	357	13,091
International Paper Co.	780	31,481
Packaging Corp. of America	453	37,807
Sealed Air Corp.	1,228	42,783
Smurfit Kappa Group plc	1,821	48,359
WestRock Co.	609	22,996

		295,479

Security Description	Shares	Value

Distributors—0.1%
Genuine Parts Co.	133	$12,771
Jardine Cycle & Carriage, Ltd.	2,400	61,954
LKQ Corp. (b)	919	21,808

		96,533

Diversified Consumer Services—0.0%
Benesse Holdings, Inc.	500	12,714
H&R Block, Inc.	975	24,736

		37,450

Diversified Financial Services—0.1%
Berkshire Hathaway, Inc. - Class B (b)	88	17,968
Groupe Bruxelles Lambert S.A.	173	15,025
Industrivarden AB - C Shares	1,131	22,944
Investor AB - B Shares	527	22,399
Jefferies Financial Group, Inc.	764	13,263
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,100	19,646
Wendel S.A.	193	23,150

		134,395

Diversified Telecommunication Services—0.8%
AT&T, Inc.	2,828	80,711
BCE, Inc.	1,630	64,390
Bezeq The Israeli Telecommunication Corp., Ltd.	90,848	88,851
BT Group plc	10,412	31,517
CenturyLink, Inc.	3,850	58,328
Deutsche Telekom AG	1,273	21,624
Elisa Oyj	1,344	55,656
HKT Trust & HKT, Ltd.	90,500	130,301
Iliad S.A.	189	26,414
Koninklijke KPN NV	22,519	65,817
Nippon Telegraph & Telephone Corp.	500	20,358
Orange S.A.	1,261	20,406
PCCW, Ltd.	147,000	84,569
Proximus SADP	3,179	85,800
Singapore Telecommunications, Ltd.	34,000	72,929
Spark New Zealand, Ltd.	21,220	58,936
Swisscom AG	198	94,755
Telecom Italia S.p.A. (b)	62,166	34,439
Telecom Italia S.p.A. - Risparmio Shares	76,475	36,554
Telefonica Deutschland Holding AG	5,938	23,234
Telefonica S.A.	4,154	35,061
Telenor ASA	2,806	54,167
Telia Co. AB	6,621	31,419
Telstra Corp., Ltd.	20,009	40,164
TELUS Corp.	1,830	60,656
TPG Telecom, Ltd.	10,360	46,990
United Internet AG	669	29,266
Verizon Communications, Inc.	1,785	100,353

		1,553,665

Electric Utilities—1.0%
Alliant Energy Corp.	1,562	65,994
American Electric Power Co., Inc.	709	52,991
AusNet Services	54,384	59,597

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Electric Utilities—(Continued)
Chubu Electric Power Co., Inc.	2,300	$32,706
Chugoku Electric Power Co., Inc. (The)	2,500	32,414
CK Infrastructure Holdings, Ltd.	7,665	57,858
CLP Holdings, Ltd.	7,500	84,546
Duke Energy Corp.	664	57,303
Edison International	848	48,141
EDP - Energias de Portugal S.A.	10,471	36,527
Electricite de France S.A.	3,815	60,111
Emera, Inc.	1,377	44,088
Endesa S.A.	1,476	33,971
Enel S.p.A.	6,381	36,812
Entergy Corp.	669	57,581
Evergy, Inc.	785	44,564
Eversource Energy	1,145	74,471
Exelon Corp.	1,190	53,669
FirstEnergy Corp.	1,409	52,908
Fortis, Inc.	1,364	45,470
Fortum Oyj	1,851	40,596
HK Electric Investments & HK Electric Investments, Ltd.	76,500	77,088
Hydro One, Ltd.	2,467	36,593
Iberdrola S.A.	4,169	33,358
Kansai Electric Power Co., Inc. (The)	1,700	25,527
Kyushu Electric Power Co., Inc.	3,100	36,861
NextEra Energy, Inc.	285	49,539
Orsted A/S	787	52,680
PG&E Corp. (b)	1,065	25,294
Pinnacle West Capital Corp.	908	77,362
Power Assets Holdings, Ltd.	7,500	52,069
PPL Corp.	2,238	63,403
Red Electrica Corp. S.A.	1,648	36,709
Southern Co. (The)	1,002	44,008
SSE plc	3,302	45,400
Terna Rete Elettrica Nazionale S.p.A.	8,628	48,978
Tohoku Electric Power Co., Inc.	1,300	17,087
Tokyo Electric Power Co. Holdings, Inc. (b)	6,400	37,848
Xcel Energy, Inc.	1,254	61,785

		1,893,907

Electrical Equipment—0.1%
ABB, Ltd.	1,108	21,125
AMETEK, Inc.	263	17,805
Eaton Corp. plc	241	16,547
Emerson Electric Co.	316	18,881
Melrose Industries plc	7,129	14,762
Prysmian S.p.A.	1,058	20,515
Rockwell Automation, Inc.	79	11,888
Siemens Gamesa Renewable Energy S.A. (b)	1,609	19,495
Vestas Wind Systems A/S	324	24,601

		165,619

Electronic Equipment, Instruments & Components—0.1%
Amphenol Corp. - Class A	286	23,172
Corning, Inc.	679	20,513
FLIR Systems, Inc.	418	18,200
Hamamatsu Photonics KK	500	16,918
Hexagon AB - B Shares	765	35,310

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
Hirose Electric Co., Ltd.	210	$20,783
Ingenico Group S.A.	566	32,012
IPG Photonics Corp. (b)	146	16,540
Keyence Corp.	26	13,103
TE Connectivity, Ltd.	255	19,286
Venture Corp., Ltd.	5,900	59,792

		275,629

Energy Equipment & Services—0.1%
Baker Hughes a GE Co.	1,071	23,026
Halliburton Co.	782	20,786
Helmerich & Payne, Inc.	506	24,258
John Wood Group plc	2,853	18,267
National Oilwell Varco, Inc.	1,069	27,473
Schlumberger, Ltd.	453	16,344
TechnipFMC plc	1,545	30,251
Tenaris S.A.	3,916	41,977

		202,382

Entertainment—0.1%
Activision Blizzard, Inc.	427	19,885
Electronic Arts, Inc. (b)	339	26,751
Netflix, Inc. (b)	82	21,948
Take-Two Interactive Software, Inc. (b)	293	30,161
Twenty-First Century Fox, Inc. - Class A	555	26,707
Twenty-First Century Fox, Inc. - Class B	575	27,474
UBISOFT Entertainment S.A. (b)	228	18,291
Viacom, Inc. - Class B	936	24,055
Walt Disney Co. (The)	169	18,531

		213,803

Equity Real Estate Investment Trusts—0.3%
Alexandria Real Estate Equities, Inc.	140	16,134
American Tower Corp.	81	12,813
Apartment Investment & Management Co. - Class A	320	14,042
AvalonBay Communities, Inc.	72	12,532
CapitaLand Mall Trust	16,900	27,962
Covivio	212	20,410
Crown Castle International Corp.	132	14,339
Digital Realty Trust, Inc.	95	10,122
Duke Realty Corp.	426	11,033
Equinix, Inc.	22	7,756
Equity Residential	312	20,595
Essex Property Trust, Inc.	49	12,015
Extra Space Storage, Inc.	152	13,753
Federal Realty Investment Trust	179	21,129
Gecina S.A.	143	18,460
H&R Real Estate Investment Trust	1,522	23,022
HCP, Inc.	366	10,222
Host Hotels & Resorts, Inc.	799	13,319
Iron Mountain, Inc.	226	7,325
Kimco Realty Corp.	1,261	18,474
Klepierre SA	281	8,651
Macerich Co. (The)	190	8,223
Mid-America Apartment Communities, Inc.	203	19,427

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Mirvac Group	7,066	$11,148
Nippon Prologis REIT, Inc.	7	14,777
ProLogis, Inc.	224	13,153
Public Storage	65	13,157
Realty Income Corp.	243	15,319
Regency Centers Corp.	217	12,734
Scentre Group	5,107	14,027
SL Green Realty Corp.	119	9,411
UDR, Inc.	346	13,709
Ventas, Inc.	243	14,237
Vicinity Centres	10,867	19,897
Vornado Realty Trust	240	14,887
Welltower, Inc.	160	11,106
Weyerhaeuser Co.	560	12,242

		531,562

Food & Staples Retailing—0.4%
Aeon Co., Ltd.	600	11,808
Alimentation Couche-Tard, Inc. - Class B	1,157	57,553
Carrefour S.A.	278	4,738
Colruyt S.A.	1,368	97,453
Costco Wholesale Corp.	182	37,075
Dairy Farm International Holdings, Ltd.	10,100	91,217
Empire Co., Ltd.	2,011	42,468
FamilyMart UNY Holdings Co., Ltd.	400	50,534
George Weston, Ltd.	367	24,208
ICA Gruppen AB	1,498	53,596
J Sainsbury plc	1,169	3,942
Jeronimo Martins SGPS S.A.	2,166	25,644
Koninklijke Ahold Delhaize NV	1,317	33,225
Kroger Co. (The)	1,260	34,650
Loblaw Cos., Ltd.	902	40,376
METRO AG	2,121	32,612
Metro, Inc.	1,309	45,391
Sysco Corp.	505	31,643
Walgreens Boots Alliance, Inc.	460	31,432
Walmart, Inc.	388	36,142
WM Morrison Supermarkets plc	7,958	21,570
Woolworths Group, Ltd.	2,362	48,943

		856,220

Food Products—0.6%
a2 Milk Co., Ltd. (b)	8,320	61,527
Ajinomoto Co., Inc.	1,300	23,063
Archer-Daniels-Midland Co.	800	32,776
Associated British Foods plc	716	18,622
Barry Callebaut AG	22	34,211
Campbell Soup Co.	1,398	46,120
Chocoladefabriken Lindt & Spruengli AG (Participation Certifcate)	6	37,272
Conagra Brands, Inc.	1,452	31,015
Danone S.A.	490	34,535
General Mills, Inc.	1,195	46,533
Golden Agri-Resources, Ltd.	341,900	61,286
Hershey Co. (The)	505	54,126
Hormel Foods Corp.	1,248	53,265
J.M. Smucker Co. (The)	502	46,932

Security Description	Shares	Value

Food Products—(Continued)
Kellogg Co.	733	$41,788
Kerry Group plc - Class A	557	55,024
Kikkoman Corp.	100	5,366
Kraft Heinz Co. (The)	748	32,194
Marine Harvest ASA	4,889	102,918
McCormick & Co., Inc.	415	57,785
Mondelez International, Inc. - Class A	799	31,984
Nestle S.A.	374	30,406
NH Foods, Ltd.	500	18,796
Nisshin Seifun Group, Inc.	600	12,387
Nissin Foods Holdings Co., Ltd.	100	6,275
Orkla ASA	6,279	49,375
Saputo, Inc.	1,196	34,333
Toyo Suisan Kaisha, Ltd.	900	31,408
Tyson Foods, Inc. - Class A	699	37,327
WH Group, Ltd.	63,000	48,039
Wilmar International, Ltd.	25,100	57,505
Yamazaki Baking Co., Ltd.	891	18,665

		1,252,858

Gas Utilities—0.1%
APA Group	8,017	47,995
Hong Kong & China Gas Co., Ltd.	23,930	49,387
Naturgy Energy Group S.A.	1,368	34,706
Osaka Gas Co., Ltd.	2,600	47,509
Toho Gas Co., Ltd.	500	21,069
Tokyo Gas Co., Ltd.	2,200	55,637

		256,303

Health Care Equipment & Supplies—0.3%
Abbott Laboratories	332	24,013
Baxter International, Inc.	327	21,523
Becton Dickinson & Co.	118	26,588
BioMerieux	245	16,150
Boston Scientific Corp. (b)	655	23,148
Cochlear, Ltd.	346	42,043
Coloplast A/S - Class B	309	28,704
ConvaTec Group plc	9,121	16,111
Cooper Cos., Inc. (The)	85	21,632
DENTSPLY SIRONA, Inc.	281	10,456
Edwards Lifesciences Corp. (b)	178	27,264
Fisher & Paykel Healthcare Corp., Ltd.	4,952	42,938
Hologic, Inc. (b)	441	18,125
IDEXX Laboratories, Inc. (b)	65	12,091
Intuitive Surgical, Inc. (b)	36	17,241
Koninklijke Philips NV	1,019	35,913
Medtronic plc	184	16,737
Siemens Healthineers AG (b)	199	8,332
Smith & Nephew plc	1,295	24,085
Sonova Holding AG	172	28,045
Straumann Holding AG	36	22,770
Stryker Corp.	116	18,183
Terumo Corp.	100	5,618
Varian Medical Systems, Inc. (b)	180	20,396
William Demant Holding A/S (b)	382	10,829
Zimmer Biomet Holdings, Inc.	155	16,077

		555,012

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—0.3%
Alfresa Holdings Corp.	600	$15,523
AmerisourceBergen Corp.	202	15,029
Anthem, Inc.	56	14,707
Cardinal Health, Inc.	267	11,908
Centene Corp. (b)	115	13,259
Cigna Corp.	169	32,022
CVS Health Corp.	449	29,418
DaVita, Inc. (b)	248	12,762
Fresenius Medical Care AG & Co. KGaA	367	23,839
Fresenius SE & Co. KGaA	210	10,151
HCA Healthcare, Inc.	130	16,178
Henry Schein, Inc. (b)	196	15,390
Humana, Inc.	62	17,762
Laboratory Corp. of America Holdings (b)	149	18,828
McKesson Corp.	99	10,937
Medipal Holdings Corp.	900	19,468
NMC Health plc	557	19,471
Quest Diagnostics, Inc.	205	17,070
Ramsay Health Care, Ltd.	1,358	55,216
Ryman Healthcare, Ltd.	4,929	35,419
Sonic Healthcare, Ltd.	2,884	44,911
Suzuken Co., Ltd.	400	20,530
UnitedHealth Group, Inc.	80	19,930
Universal Health Services, Inc. - Class B	172	20,048

		509,776

Health Care Technology—0.0%
Cerner Corp. (b)	294	15,417
M3, Inc.	1,200	16,261

		31,678

Hotels, Restaurants & Leisure—0.3%
Aristocrat Leisure, Ltd.	1,452	22,176
Carnival Corp.	294	14,494
Carnival plc	204	9,785
Chipotle Mexican Grill, Inc. (b)	41	17,703
Compass Group plc	1,130	23,724
Darden Restaurants, Inc.	178	17,775
Domino’s Pizza Enterprises, Ltd.	703	20,127
Flight Centre Travel Group, Ltd.	257	7,769
Genting Singapore, Ltd.	55,500	39,730
Marriott International, Inc. - Class A	134	14,547
McDonald’s Corp.	115	20,421
Melco Resorts & Entertainment, Ltd. (ADR)	679	11,964
MGM Resorts International	762	18,486
Norwegian Cruise Line Holdings, Ltd. (b)	362	15,345
Paddy Power Betfair plc	1,898	155,496
Restaurant Brands International, Inc.	215	11,232
Royal Caribbean Cruises, Ltd.	158	15,451
Shangri-La Asia, Ltd.	14,000	20,628
SJM Holdings, Ltd.	26,000	23,970
Sodexo S.A.	204	20,864
Starbucks Corp.	289	18,612
Tabcorp Holdings, Ltd.	5,750	17,373
Wynn Macau, Ltd.	9,200	19,797

Security Description	Shares	Value

Hotels, Restaurants & Leisure—(Continued)
Wynn Resorts, Ltd.	176	$17,408
Yum! Brands, Inc.	224	20,590

		595,467

Household Durables—0.1%
Electrolux AB - Series B	1,406	29,790
Husqvarna AB - B Shares	4,333	32,216
Leggett & Platt, Inc.	585	20,966
Lennar Corp. - Class A	566	22,159
Mohawk Industries, Inc. (b)	158	18,480
Newell Brands, Inc.	1,214	22,568
PulteGroup, Inc.	1,064	27,653
Rinnai Corp.	100	6,549
Sekisui Chemical Co., Ltd.	1,100	16,276
Techtronic Industries Co., Ltd.	2,500	13,177
Whirlpool Corp.	210	22,443

		232,277

Household Products—0.2%
Church & Dwight Co., Inc.	938	61,683
Clorox Co. (The)	330	50,866
Colgate-Palmolive Co.	528	31,426
Essity AB - Class B	1,332	32,733
Henkel AG & Co. KGaA	377	37,076
Kimberly-Clark Corp.	374	42,613
Procter & Gamble Co. (The)	415	38,147

		294,544

Independent Power and Renewable Electricity Producers—0.1%
AES Corp.	3,683	53,256
Electric Power Development Co., Ltd.	400	9,474
Meridian Energy, Ltd.	27,720	63,095
NRG Energy, Inc.	995	39,402
Uniper SE	1,108	28,687

		193,914

Industrial Conglomerates—0.1%
3M Co.	82	15,624
General Electric Co.	529	4,005
Jardine Matheson Holdings, Ltd.	400	27,851
Jardine Strategic Holdings, Ltd.	500	18,267
Keppel Corp., Ltd.	7,100	30,847
NWS Holdings, Ltd.	16,000	32,836
Roper Technologies, Inc.	75	19,989
Smiths Group plc	1,278	22,127

		171,546

Insurance—0.3%
Admiral Group plc	561	14,583
Aegon NV	1,865	8,670
Aflac, Inc.	367	16,721
Ageas	802	36,030
Allianz SE	69	13,846
American International Group, Inc.	258	10,168

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—(Continued)
Aon plc	120	$17,443
Arthur J. Gallagher & Co.	299	22,036
Assurant, Inc.	156	13,953
Chubb, Ltd.	124	16,018
Cincinnati Financial Corp.	244	18,890
Dai-ichi Life Holdings, Inc.	400	6,198
Everest Re Group, Ltd.	65	14,154
Fairfax Financial Holdings, Ltd.	18	7,924
Gjensidige Forsikring ASA	2,264	35,262
Hannover Rueck SE	109	14,693
Hartford Financial Services Group, Inc. (The)	341	15,157
Japan Post Holdings Co., Ltd.	1,800	20,695
Lincoln National Corp.	200	10,262
Manulife Financial Corp.	1,399	19,850
Marsh & McLennan Cos., Inc.	217	17,306
Medibank Private, Ltd.	7,000	12,671
NN Group NV	375	14,897
Poste Italiane S.p.A.	1,605	12,881
Principal Financial Group, Inc.	264	11,661
Progressive Corp. (The)	304	18,340
Prudential Financial, Inc.	155	12,640
Sampo Oyj - A Shares	570	25,058
SCOR SE	234	10,539
Sony Financial Holdings, Inc.	500	9,281
Swiss Life Holding AG (b)	6	2,316
T&D Holdings, Inc.	1,400	16,151
Tokio Marine Holdings, Inc.	500	23,768
Torchmark Corp.	194	14,459
Travelers Cos., Inc. (The)	119	14,250
Tryg A/S	2,429	61,142
Unum Group	352	10,342

		620,255

Interactive Media & Services—0.1%
Alphabet, Inc. - Class A (b)	19	19,854
Alphabet, Inc. - Class C (b)	18	18,641
Auto Trader Group plc	1,042	6,014
Facebook, Inc. - Class A (b)	203	26,611
REA Group, Ltd.	554	28,866
TripAdvisor, Inc. (b)	882	47,575
Twitter, Inc. (b)	1,146	32,936

		180,497

Internet & Direct Marketing Retail—0.0%
Amazon.com, Inc. (b)	9	13,518
Booking Holdings, Inc. (b)	8	13,779
Delivery Hero AG (b)	374	13,890
eBay, Inc. (b)	633	17,768
Expedia Group, Inc.	147	16,560
Zalando SE (b)	269	6,913

		82,428

IT Services—0.3%
Accenture plc - Class A	119	16,780
Akamai Technologies, Inc. (b)	235	14,354

Security Description	Shares	Value

IT Services—(Continued)
Alliance Data Systems Corp.	84	$12,607
Amadeus IT Group S.A.	557	38,783
Atos SE	411	33,441
Automatic Data Processing, Inc.	159	20,848
Capgemini SE	365	36,035
CGI Group, Inc. - Class A (b)	1,295	79,206
Cognizant Technology Solutions Corp. - Class A	236	14,981
Computershare, Ltd.	3,901	47,229
Fidelity National Information Services, Inc.	196	20,100
Fiserv, Inc. (b)	322	23,664
Global Payments, Inc.	163	16,810
International Business Machines Corp.	103	11,708
MasterCard, Inc. - Class A	94	17,733
Nomura Research Institute, Ltd.	300	11,028
NTT Data Corp.	2,000	21,851
Obic Co., Ltd.	300	22,959
Paychex, Inc.	297	19,350
PayPal Holdings, Inc. (b)	208	17,491
Shopify, Inc. - Class A (b)	233	32,221
Total System Services, Inc.	244	19,835
VeriSign, Inc. (b)	148	21,947
Visa, Inc. - Class A	130	17,152
Western Union Co. (The)	937	15,985
Wirecard AG	277	42,168

		646,266

Leisure Products—0.0%
Bandai Namco Holdings, Inc.	500	22,309
Hasbro, Inc.	140	11,375
Mattel, Inc. (b)	1,084	10,829
Sankyo Co., Ltd.	700	26,507

		71,020

Life Sciences Tools & Services—0.1%
Agilent Technologies, Inc.	374	25,230
Eurofins Scientific SE	66	24,510
Illumina, Inc. (b)	54	16,196
IQVIA Holdings, Inc. (b)	59	6,854
Lonza Group AG (b)	81	21,058
PerkinElmer, Inc.	295	23,172
QIAGEN NV (b)	948	32,325
Thermo Fisher Scientific, Inc.	100	22,379
Waters Corp. (b)	104	19,620

		191,344

Machinery—0.2%
Alfa Laval AB	177	3,779
Andritz AG	822	37,812
Caterpillar, Inc.	163	20,712
CNH Industrial NV	985	8,862
Cummins, Inc.	142	18,977
Dover Corp.	246	17,454
Flowserve Corp.	254	9,657
Ingersoll-Rand plc	210	19,158
Kawasaki Heavy Industries, Ltd.	400	8,506

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Kone Oyj - Class B	580	$27,630
Kurita Water Industries, Ltd.	900	21,621
Metso Oyj	803	21,179
Parker-Hannifin Corp.	111	16,554
Pentair plc	240	9,067
Sandvik AB	52	744
Schindler Holding AG	145	28,199
Schindler Holding AG (Participation Certificate)	21	4,172
SKF AB - B Shares	1,179	17,953
Snap-on, Inc.	113	16,418
Stanley Black & Decker, Inc.	134	16,045
Sumitomo Heavy Industries, Ltd.	740	21,816
Volvo AB - B Shares	1,271	16,712
Wartsila Oyj Abp	1,698	26,947
Xylem, Inc.	298	19,883
Yangzijiang Shipbuilding Holdings, Ltd.	3,887	3,534

		413,391

Marine—0.0%
AP Moller - Maersk A/S - Class A	15	17,705
AP Moller - Maersk A/S - Class B	15	18,931
Kuehne & Nagel International AG	191	24,622

		61,258

Media—0.3%
CBS Corp. - Class B	612	26,757
Charter Communications, Inc. - Class A (b)	89	25,362
Comcast Corp. - Class A	666	22,677
Discovery, Inc. - Class A (b)	989	24,468
Discovery, Inc. - Class C (b)	952	21,972
DISH Network Corp. - Class A (b)	1,108	27,667
Informa plc	4,220	33,839
Interpublic Group of Cos., Inc. (The)	1,759	36,288
News Corp. - Class A	2,521	28,613
News Corp. - Class B	2,194	25,341
Omnicom Group, Inc.	483	35,375
Pearson plc	3,150	37,553
Schibsted ASA - B Shares	2,038	61,828
SES S.A.	1,089	20,859
Shaw Communications, Inc. - Class B	2,047	37,051
Singapore Press Holdings, Ltd.	34,400	59,107
Telenet Group Holding NV	2,486	115,407

		640,164

Metals & Mining—0.2%
Agnico Eagle Mines, Ltd.	631	25,467
Antofagasta plc	2,184	21,645
ArcelorMittal	329	6,788
BHP Group, Ltd.	451	10,881
Boliden AB	2,040	44,369
First Quantum Minerals, Ltd.	1,606	12,987
Freeport-McMoRan, Inc.	3,007	31,002
Fresnillo plc	497	5,432
Hitachi Metals, Ltd.	400	4,154
Maruichi Steel Tube, Ltd.	200	6,295

Security Description	Shares	Value

Metals & Mining—(Continued)
Newmont Mining Corp.	1,833	$63,513
Nippon Steel & Sumitomo Metal Corp.	700	11,970
Norsk Hydro ASA	8,597	38,911
Nucor Corp.	593	30,723
Randgold Resources, Ltd.	337	28,395
Rio Tinto plc	184	8,773
Voestalpine AG	840	25,123
Wheaton Precious Metals Corp.	1,168	22,801

		399,229

Multi-Utilities—0.6%
AGL Energy, Ltd.	5,336	77,211
Ameren Corp.	966	63,012
Atco, Ltd. - Class I	1,185	33,514
Canadian Utilities, Ltd. - Class A	1,661	38,106
CenterPoint Energy, Inc.	2,614	73,793
Centrica plc	18,055	31,046
CMS Energy Corp.	1,205	59,828
Consolidated Edison, Inc.	792	60,556
Dominion Energy, Inc.	937	66,958
DTE Energy Co.	593	65,408
E.ON SE	3,090	30,549
Engie S.A.	2,271	32,457
Innogy SE (b)	1,486	63,211
National Grid plc	6,090	58,894
NiSource, Inc.	2,195	55,643
Public Service Enterprise Group, Inc.	1,131	58,869
RWE AG	2,029	44,110
SCANA Corp.	1,546	73,868
Sempra Energy	467	50,525
Suez	2,981	39,291
Veolia Environnement S.A.	2,395	49,126
WEC Energy Group, Inc.	955	66,143

		1,192,118

Multiline Retail—0.1%
Canadian Tire Corp., Ltd. - Class A	369	38,581
Dollar General Corp.	210	22,697
Dollar Tree, Inc. (b)	182	16,438
Dollarama, Inc.	1,334	31,728
Harvey Norman Holdings, Ltd.	10,455	23,290
Kohl’s Corp.	254	16,850
Macy’s, Inc.	578	17,213
Marks & Spencer Group plc	3,760	11,851
Nordstrom, Inc.	387	18,038
Target Corp.	251	16,589
Wesfarmers, Ltd.	1,351	30,680

		243,955

Oil, Gas & Consumable Fuels—0.9%
Aker BP ASA	945	23,931
Anadarko Petroleum Corp.	522	22,885
Apache Corp.	885	23,231
BP plc	4,303	27,150
Cabot Oil & Gas Corp.	1,443	32,251

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Oil, Gas & Consumable Fuels—(Continued)
Caltex Australia, Ltd.	2,502	$44,901
Canadian Natural Resources, Ltd.	758	18,289
Chevron Corp.	223	24,260
Cimarex Energy Co.	339	20,899
Concho Resources, Inc. (b)	239	24,567
ConocoPhillips	517	32,235
Devon Energy Corp.	1,050	23,667
Diamondback Energy, Inc.	328	30,406
Enagas S.A.	2,859	77,200
Eni S.p.A.	2,444	38,489
EOG Resources, Inc.	272	23,721
Equinor ASA	2,069	44,124
Exxon Mobil Corp.	297	20,252
Galp Energia SGPS S.A.	2,467	39,066
Hess Corp.	588	23,814
HollyFrontier Corp.	485	24,793
Idemitsu Kosan Co., Ltd.	1,500	49,439
Inpex Corp.	3,500	31,235
Inter Pipeline, Ltd.	1,252	17,736
JXTG Holdings, Inc.	10,400	54,510
Kinder Morgan, Inc.	1,803	27,730
Koninklijke Vopak NV	1,397	63,285
Lundin Petroleum AB	1,639	40,977
Marathon Oil Corp.	1,445	20,721
Marathon Petroleum Corp.	684	40,363
Neste Oyj	951	73,427
Newfield Exploration Co. (b)	1,276	18,706
Noble Energy, Inc.	1,146	21,499
Occidental Petroleum Corp.	418	25,657
Oil Search, Ltd.	6,855	34,568
OMV AG	1,385	60,576
ONEOK, Inc.	538	29,025
Origin Energy, Ltd. (b)	7,230	32,945
Phillips 66	289	24,897
Pioneer Natural Resources Co.	166	21,832
Repsol S.A.	2,127	34,192
Royal Dutch Shell plc - A Shares	1,973	57,909
Royal Dutch Shell plc - B Shares	1,809	53,830
Santos, Ltd.	7,586	29,278
Showa Shell Sekiyu KK	3,600	50,414
Snam S.p.A.	13,920	60,931
Total S.A.	1,168	61,703
TransCanada Corp.	655	23,390
Valero Energy Corp.	325	24,365
Williams Cos., Inc. (The)	1,139	25,115
Woodside Petroleum, Ltd.	2,053	45,344

		1,795,730

Paper & Forest Products—0.0%
OJI Holdings Corp.	2,000	10,236
Stora Enso Oyj - R Shares	1,847	21,385
UPM-Kymmene Oyj	732	18,613

		50,234

Security Description	Shares	Value

Personal Products—0.1%
Beiersdorf AG	469	$48,946
Coty, Inc. - Class A (b)	4,178	27,408
Estee Lauder Cos., Inc. (The) - Class A	343	44,624
L’Oreal S.A.	140	32,137
Unilever NV	163	8,857
Unilever plc	157	8,217

		170,189

Pharmaceuticals—0.4%
Allergan plc	110	14,703
AstraZeneca plc	351	26,250
Aurora Cannabis, Inc. (b)	3,628	18,018
Bausch Health Cos., Inc. (b)	2,814	52,046
Bayer AG	246	17,058
Bristol-Myers Squibb Co.	248	12,891
Daiichi Sankyo Co., Ltd.	400	12,859
Eli Lilly & Co.	166	19,209
GlaxoSmithKline plc	1,712	32,493
H Lundbeck A/S	656	28,767
Ipsen S.A.	122	15,735
Johnson & Johnson	142	18,325
Merck & Co., Inc.	311	23,763
Merck KGaA	183	18,882
Mitsubishi Tanabe Pharma Corp.	1,600	22,987
Mylan NV (b)	381	10,439
Novartis AG	426	36,486
Novo Nordisk A/S - Class B	799	36,728
Orion Oyj - Class B	1,185	41,165
Otsuka Holdings Co., Ltd.	200	8,162
Perrigo Co. plc	215	8,331
Pfizer, Inc.	475	20,734
Recordati S.p.A.	774	26,866
Roche Holding AG	178	44,015
Sanofi	439	37,938
Takeda Pharmaceutical Co., Ltd.	600	20,358
Teva Pharmaceutical Industries, Ltd. (ADR)	5,862	90,392
UCB S.A.	701	57,151
Vifor Pharma AG	230	24,964
Zoetis, Inc.	294	25,149

		822,864

Professional Services—0.1%
Equifax, Inc.	97	9,033
Experian plc	594	14,437
Nielsen Holdings plc	377	8,795
Randstad NV	631	28,860
Robert Half International, Inc.	330	18,876
Seek, Ltd.	2,171	25,871
SGS S.A.	12	27,036
Verisk Analytics, Inc. (b)	223	24,316
Wolters Kluwer NV	350	20,669

		177,893

Real Estate Management & Development—0.1%
Aeon Mall Co., Ltd.	1,000	15,998
Azrieli Group, Ltd.	378	18,048

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
CBRE Group, Inc. - Class A (b)	363	$14,534
City Developments, Ltd.	2,900	17,210
Deutsche Wohnen SE	141	6,463
Mitsubishi Estate Co., Ltd.	1,000	15,671
Swiss Prime Site AG (b)	396	32,084
Vonovia SE	372	16,883
Wharf Holdings, Ltd. (The)	3,000	7,783
Wharf Real Estate Investment Co., Ltd.	3,000	17,833

		162,507

Road & Rail—0.1%
Aurizon Holdings, Ltd.	8,386	25,279
Canadian National Railway Co.	174	12,887
Canadian Pacific Railway, Ltd.	75	13,308
ComfortDelGro Corp., Ltd.	14,400	22,614
CSX Corp.	324	20,130
DSV A/S	67	4,418
J.B. Hunt Transport Services, Inc.	132	12,281
Kansas City Southern	206	19,663
MTR Corp., Ltd.	1,500	7,894
Odakyu Electric Railway Co., Ltd.	1,100	24,107
Union Pacific Corp.	164	22,670

		185,251

Semiconductors & Semiconductor Equipment—0.2%
Advanced Micro Devices, Inc. (b)	459	8,473
Analog Devices, Inc.	254	21,801
ASM Pacific Technology, Ltd.	4,900	46,954
ASML Holding NV	195	30,425
Broadcom, Inc.	78	19,834
Infineon Technologies AG	1,351	26,883
Microchip Technology, Inc.	245	17,620
Micron Technology, Inc. (b)	386	12,248
NVIDIA Corp.	83	11,081
NXP Semiconductors NV	709	51,956
Qorvo, Inc. (b)	209	12,693
QUALCOMM, Inc.	319	18,154
Skyworks Solutions, Inc.	204	13,672
STMicroelectronics NV	2,257	32,209
Texas Instruments, Inc.	219	20,695
Xilinx, Inc.	329	28,021

		372,719

Software—0.4%
Adobe, Inc. (b)	93	21,040
Autodesk, Inc. (b)	154	19,806
Blackberry, Ltd. (b)	3,332	23,699
Check Point Software Technologies, Ltd. (b)	832	85,405
Citrix Systems, Inc.	160	16,394
Constellation Software, Inc.	72	46,087
Dassault Systemes SE	473	55,846
Intuit, Inc.	118	23,228
Micro Focus International plc	2,390	41,772
Microsoft Corp.	208	21,127
Nice, Ltd. (b)	822	89,017

Security Description	Shares	Value

Software—(Continued)
Open Text Corp.	2,232	$72,754
Oracle Corp.	419	18,918
Oracle Corp. Japan	400	25,308
Red Hat, Inc. (b)	108	18,969
Sage Group plc (The)	7,535	57,689
SAP SE	210	20,918
Symantec Corp.	778	14,700
Synopsys, Inc. (b)	278	23,419
Temenos AG (b)	237	28,561

		724,657

Specialty Retail—0.2%
ABC-Mart, Inc.	300	16,615
Advance Auto Parts, Inc.	160	25,194
AutoZone, Inc. (b)	26	21,797
Best Buy Co., Inc.	298	15,782
Dufry AG (b)	227	21,559
Foot Locker, Inc.	331	17,609
Gap, Inc. (The)	659	16,976
Hennes & Mauritz AB - B Shares	2,327	33,052
Industria de Diseno Textil S.A.	1,558	39,718
Kingfisher plc	9,450	25,001
L Brands, Inc.	745	19,124
Nitori Holdings Co., Ltd.	100	12,422
O’Reilly Automotive, Inc. (b)	47	16,184
Ross Stores, Inc.	286	23,795
Shimamura Co., Ltd.	100	7,686
Tiffany & Co.	144	11,593
TJX Cos., Inc. (The)	422	18,880
Tractor Supply Co.	276	23,029
Ulta Salon Cosmetics & Fragrance, Inc. (b)	70	17,139
USS Co., Ltd.	1,200	20,028
Yamada Denki Co., Ltd.	4,100	19,644

		422,827

Technology Hardware, Storage & Peripherals—0.1%
Canon, Inc.	800	22,043
FUJIFILM Holdings Corp.	700	27,012
HP, Inc.	794	16,245
NetApp, Inc.	274	16,350
Western Digital Corp.	248	9,169
Xerox Corp.	210	4,150

		94,969

Textiles, Apparel & Luxury Goods—0.3%
adidas AG	80	16,718
Cie Financiere Richemont S.A.	404	25,964
EssilorLuxottica S.A.	595	75,132
Gildan Activewear, Inc.	1,420	43,103
Hanesbrands, Inc.	1,640	20,549
Hermes International	11	6,084
Michael Kors Holdings, Ltd. (b)	282	10,693
Moncler S.p.A.	740	24,728
NIKE, Inc. - Class B	289	21,426
Pandora A/S	1,455	59,184

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
PVH Corp.	170	$15,801
Ralph Lauren Corp.	192	19,864
Swatch Group AG (The)	556	32,229
Swatch Group AG (The) - Bearer Shares	89	26,037
Tapestry, Inc.	612	20,655
Under Armour, Inc. - Class A (b)	995	17,582
Under Armour, Inc. - Class C (b)	1,262	20,407
VF Corp.	341	24,327
Yue Yuen Industrial Holdings, Ltd.	4,000	12,764

		493,247

Tobacco—0.1%
Altria Group, Inc.	744	36,746
Imperial Brands plc	409	12,368
Japan Tobacco, Inc.	100	2,373
Philip Morris International, Inc.	407	27,171
Swedish Match AB	714	28,149

		106,807

Trading Companies & Distributors—0.1%
AerCap Holdings NV (b)	452	17,899
Brenntag AG	505	21,795
Fastenal Co.	349	18,249
Ferguson plc	402	25,747
Finning International, Inc.	279	4,864
Marubeni Corp.	2,700	18,789
United Rentals, Inc. (b)	70	7,177
WW Grainger, Inc.	73	20,612

		135,132

Transportation Infrastructure—0.1%
Aena SME S.A.	150	23,257
Aeroports de Paris	108	20,420
Atlantia S.p.A.	929	19,238
Auckland International Airport, Ltd.	10,663	51,183
Fraport AG Frankfurt Airport Services Worldwide	196	14,010
SATS, Ltd.	7,500	25,702
Sydney Airport	1,538	7,290
Transurban Group	1,923	15,787

		176,887

Water Utilities — 0.1%
American Water Works Co., Inc.	434	39,394
Severn Trent plc	2,194	50,689
United Utilities Group plc	5,551	51,981

		142,064

Wireless Telecommunication Services—0.1%
1&1 Drillisch AG	237	12,056
KDDI Corp.	700	16,681
Millicom International Cellular S.A.	450	28,555
NTT DoCoMo, Inc.	800	17,964
Rogers Communications, Inc. - Class B	868	44,481

Security Description	Shares/ Principal Amount*	Value

Wireless Telecommunication Services—(Continued)
SoftBank Group Corp.	100	$6,592
Tele2 AB - B Shares	2,922	37,337
Vodafone Group plc	16,068	31,222

		194,888

Total Common Stocks (Cost $25,946,054)		25,827,919

Mutual Fund—11.6%

Investment Company Security—11.6%
iShares iBoxx $ Investment Grade Corporate Bond ETF (Cost $23,804,570)	201,148	22,693,517

U.S. Treasury & Government Agencies—11.0%

U.S. Treasury—11.0%
U.S. Treasury Inflation Indexed Bond 3.875%, 04/15/29 (a)	8,106,314	10,312,992
U.S. Treasury Inflation Indexed Notes
0.125%, 01/15/23 (a)	2,169,130	2,095,162
0.250%, 01/15/25 (a)	6,064,082	5,807,340
0.375%, 07/15/25 (a)	3,412,224	3,289,797

Total U.S. Treasury & Government Agencies (Cost $22,045,199)		21,505,291

Preferred Stocks—0.0%

Automobiles—0.0%
Bayerische Motoren Werke (BMW) AG	344	24,482

Health Care Equipment & Supplies—0.0%
Sartorius AG	111	13,861

Household Products—0.0%
Henkel AG & Co. KGaA	304	33,197

Total Preferred Stocks (Cost $79,185)		71,540

Short-Term Investments—38.2%

Mutual Funds—4.6%
BlackRock Liquidity Funds T-Fund Portfolio, Institutional Class, 2.320% (c)	7,294,623	7,294,623
UBS Select Treasury Institutional Fund, Institutional Class, 2.300% (c)	1,692,012	1,692,012

		8,986,635

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreement—16.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $31,556,452; collateralized by U.S. Treasury Note at 2.125%, maturing 11/30/23, with a market value of $32,189,579.	31,554,348	$31,554,348

U.S. Treasury—17.4%
U.S. Treasury Bills
2.232%, 01/10/19 (d)	25,000,000	24,987,299
2.372%, 03/07/19 (d) (e)	9,000,000	8,961,399

		33,948,698

Total Short-Term Investments (Cost $74,488,500)		74,489,681

Total Investments—94.3% (Cost $184,958,688)		184,155,931
Other assets and liabilities (net)—5.7%		11,145,553

Net Assets—100.0%		$195,301,484

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Principal amount of security is adjusted for inflation.
(b)	Non-income producing security.
(c)	The rate shown represents the annualized seven-day yield as of December 31, 2018.
(d)	The rate shown represents current yield to maturity.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $8,961,207.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $6,411,267 which is 3.3% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,600,000	SSBT	01/30/19	USD	1,129,365	$1,781
CAD	2,000,000	BBP	01/30/19	USD	1,472,324	6,293
CHF	700,000	SSBT	01/30/19	USD	709,848	(4,061)
EUR	20,085,000	SSBT	01/29/19	USD	22,921,585	(140,670)
EUR	4,400,000	BBP	01/30/19	USD	5,033,428	(19,219)
GBP	13,700,000	BBP	01/29/19	USD	17,356,801	(127,690)
GBP	900,000	BBP	01/30/19	USD	1,142,623	(6,050)
HKD	6,700,000	BBP	01/30/19	USD	856,262	(39)
JPY	192,400,000	BBP	01/30/19	USD	1,749,461	(9,149)

Net Unrealized Depreciation						$(298,804)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
10-Year USD Market Agreed Coupon Swap Futures	03/18/19	201	USD	20,564,813	$418,794
5-Year USD Market Agreed Coupon Swap Futures	03/18/19	272	USD	27,414,625	396,743
Aluminum Futures	03/20/19	38	USD	1,755,600	(169,311)
Amsterdam AEX Index Futures	01/18/19	6	EUR	585,264	(13,612)
Australian 10 Year Treasury Bond Futures	03/15/19	303	AUD	40,200,513	294,878
Bloomberg Commodity Index Futures	03/20/19	465	USD	3,561,900	(261,842)
Brent Crude Oil Futures	01/31/19	27	USD	1,452,600	(151,705)
Canada Government Bond 10 Year Futures	03/20/19	248	CAD	33,918,960	791,536
Cattle Feeder Futures	03/28/19	12	USD	880,500	14,797
Cocoa Futures	05/15/19	9	USD	220,410	21,421
Cocoa Futures	03/14/19	68	USD	1,642,880	138,693

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Coffee ‘C’ Futures	03/19/19	13	USD	496,519	$(102,629)
Copper Futures	03/27/19	16	USD	1,052,400	(64,439)
Corn Futures	03/14/19	44	USD	825,000	(12,386)
Corn Futures	05/14/19	4	USD	76,600	(1,400)
Cotton No. 2 Futures	03/07/19	29	USD	1,046,900	(121,408)
DAX Index Futures	03/15/19	2	EUR	528,075	(7,997)
Euro-BTP Futures	03/07/19	97	EUR	12,398,540	573,548
Euro-Bobl Futures	03/07/19	145	EUR	19,215,400	49,616
Euro-Bund Futures	03/07/19	61	EUR	9,975,940	76,730
Euro-Buxl 30 Year Bond Futures	03/07/19	26	EUR	4,696,120	102,382
FTSE 100 Index Futures	03/15/19	14	GBP	932,260	(8,603)
Gasoline RBOB Futures	02/28/19	13	USD	716,352	(84,094)
Gold 100 oz. Futures	02/26/19	33	USD	4,228,290	165,198
Goldman Sachs Commodity Index Futures	01/16/19	62	USD	5,816,375	(510,195)
Hang Seng Index Futures	01/30/19	7	HKD	9,048,900	14,982
IBEX 35 Index Futures	01/18/19	5	EUR	425,855	(14,219)
Japanese Government 10 Year Bond Futures	03/13/19	13	JPY	1,982,240,000	59,726
Japanese Government 10 Year Bond Mini Futures	03/12/19	448	JPY	6,837,824,000	292,512
Lean Hogs Futures	02/14/19	3	USD	73,170	(4,741)
Lean Hogs Futures	04/12/19	11	USD	295,130	(18,238)
Live Cattle Futures	04/30/19	37	USD	1,868,500	(2,814)
Low Sulphur Gas Oil Futures	03/12/19	16	USD	818,800	(72,218)
MSCI Emerging Markets Index Mini Futures	03/15/19	356	USD	17,209,040	(102,348)
Natural Gas Futures	02/26/19	64	USD	1,824,640	(611,752)
New York Harbor ULSD Futures	02/28/19	11	USD	771,494	(94,130)
Nickel Futures	03/20/19	17	USD	1,089,513	(174,985)
OMX Stockholm 30 Index Futures	01/18/19	24	SEK	3,379,800	(11,647)
Russell 2000 Index Mini Futures	03/15/19	287	USD	19,358,150	(957,149)
S&P 500 Index E-Mini Futures	03/15/19	122	USD	15,281,720	(878,705)
S&P TSX 60 Index Futures	03/14/19	8	CAD	1,371,680	(20,797)
SPI 200 Index Futures	03/21/19	11	AUD	1,529,275	3,454
Silver Futures	03/27/19	27	USD	2,097,900	136,526
Soybean Futures	03/14/19	11	USD	492,250	3,266
Soybean Meal Futures	03/14/19	6	USD	185,940	(1,339)
Soybean Meal Futures	05/14/19	18	USD	563,940	(12,116)
Soybean Oil Futures	03/14/19	58	USD	969,180	2,256
Soybean Oil Futures	05/14/19	2	USD	33,744	(930)
Sugar No. 11 Futures	04/30/19	27	USD	365,904	(25,370)
TOPIX Index Futures	03/07/19	6	JPY	89,610,000	(47,294)
U.S. Treasury Long Bond Futures	03/20/19	105	USD	15,330,000	703,526
U.S. Treasury Note 2 Year Futures	03/29/19	48	USD	10,191,000	66,895
United Kingdom Long Gilt Bond Futures	03/27/19	161	GBP	19,830,370	233,561
Wheat Futures	03/14/19	39	USD	981,338	(94,822)
Wheat Futures	05/14/19	1	USD	25,525	(866)
Zinc Futures	03/20/19	23	USD	1,420,538	(110,528)

Futures Contracts—Short
Aluminum Futures	03/20/19	(8)	USD	(369,600)	27,118
Nickel Futures	03/20/19	(4)	USD	(256,356)	25,646
Zinc Futures	03/20/19	(5)	USD	(308,813)	7,959

Net Unrealized Depreciation					$(144,866)

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Received	Unrealized Appreciation
Pay	3M LIBOR	Quarterly	2.750%	Semi-Annually	03/20/21	USD	65,870,000	$152,786	$(200,010)	$352,796

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(SSBT)—	State Street Bank and Trust

Currencies

(AUD)—	Australian Dollar
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(EUR)—	Euro
(GBP)—	British Pound
(HKD)—	Hong Kong Dollar
(JPY)—	Japanese Yen
(SEK)—	Swedish Krona
(USD)—	United States Dollar

Index Abbreviations

(LIBOR)—	London Interbank Offered Rate

OtherAbbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange Traded Fund

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Foreign Government*	$—	$39,567,983	$—	$39,567,983
Common Stocks
Aerospace & Defense	235,693	103,094	—	338,787
Air Freight & Logistics	55,309	19,953	—	75,262
Airlines	111,099	50,102	—	161,201
Auto Components	72,608	65,526	—	138,134
Automobiles	33,890	56,331	—	90,221
Banks	274,269	465,384	—	739,653
Beverages	229,038	288,209	—	517,247
Biotechnology	121,843	162,393	—	284,236
Building Products	54,975	14,804	—	69,779
Capital Markets	226,521	45,164	—	271,685
Chemicals	478,807	694,635	—	1,173,442
Commercial Services & Supplies	80,260	31,815	—	112,075
Communications Equipment	86,021	183,775	—	269,796
Construction & Engineering	56,389	—	—	56,389
Construction Materials	93,005	107,025	—	200,030
Consumer Finance	9,173	—	—	9,173
Containers & Packaging	230,266	65,213	—	295,479
Distributors	34,579	61,954	—	96,533
Diversified Consumer Services	24,736	12,714	—	37,450
Diversified Financial Services	31,231	103,164	—	134,395
Diversified Telecommunication Services	364,438	1,189,227	—	1,553,665
Electric Utilities	955,164	938,743	—	1,893,907
Electrical Equipment	65,121	100,498	—	165,619
Electronic Equipment, Instruments & Components	97,711	177,918	—	275,629
Energy Equipment & Services	142,138	60,244	—	202,382
Entertainment	195,512	18,291	—	213,803
Equity Real Estate Investment Trusts	396,230	135,332	—	531,562
Food & Staples Retailing	380,938	475,282	—	856,220
Food Products	546,178	706,680	—	1,252,858
Gas Utilities	—	256,303	—	256,303
Health Care Equipment & Supplies	273,474	281,538	—	555,012
Health Care Providers & Services	265,248	244,528	—	509,776
Health Care Technology	15,417	16,261	—	31,678
Hotels, Restaurants & Leisure	214,028	381,439	—	595,467
Household Durables	134,269	98,008	—	232,277
Household Products	224,735	69,809	—	294,544
Independent Power and Renewable Electricity Producers	92,658	101,256	—	193,914
Industrial Conglomerates	39,618	131,928	—	171,546
Insurance	281,574	338,681	—	620,255
Interactive Media & Services	145,617	34,880	—	180,497

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Internet & Direct Marketing Retail	$61,625	$20,803	$—	$82,428
IT Services	392,772	253,494	—	646,266
Leisure Products	22,204	48,816	—	71,020
Life Sciences Tools & Services	113,451	77,893	—	191,344
Machinery	163,925	249,466	—	413,391
Marine	—	61,258	—	61,258
Media	311,571	328,593	—	640,164
Metals & Mining	186,493	212,736	—	399,229
Multi-Utilities	766,223	425,895	—	1,192,118
Multiline Retail	178,134	65,821	—	243,955
Oil, Gas & Consumable Fuels	666,306	1,129,424	—	1,795,730
Paper & Forest Products	—	50,234	—	50,234
Personal Products	72,032	98,157	—	170,189
Pharmaceuticals	314,000	508,864	—	822,864
Professional Services	61,020	116,873	—	177,893
Real Estate Management & Development	14,534	147,973	—	162,507
Road & Rail	100,939	84,312	—	185,251
Semiconductors & Semiconductor Equipment	236,248	136,471	—	372,719
Software	405,546	319,111	—	724,657
Specialty Retail	227,102	195,725	—	422,827
Technology Hardware, Storage & Peripherals	45,914	49,055	—	94,969
Textiles, Apparel & Luxury Goods	214,407	278,840	—	493,247
Tobacco	63,917	42,890	—	106,807
Trading Companies & Distributors	68,801	66,331	—	135,132
Transportation Infrastructure	—	176,887	—	176,887
Water Utilities	39,394	102,670	—	142,064
Wireless Telecommunication Services	44,481	150,407	—	194,888
Total Common Stocks	12,140,819	13,687,100	—	25,827,919
Total Mutual Fund*	22,693,517	—	—	22,693,517
Total U.S. Treasury & Government Agencies*	—	21,505,291	—	21,505,291
Total Preferred Stocks*	—	71,540	—	71,540
Short-Term Investments
Mutual Funds	8,986,635	—	—	8,986,635
Repurchase Agreement	—	31,554,348	—	31,554,348
U.S. Treasury	—	33,948,698	—	33,948,698
Total Short-Term Investments	8,986,635	65,503,046	—	74,489,681
Total Investments	$43,820,971	$140,334,960	$—	$184,155,931

Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$8,074	$—	$8,074
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(306,878)	—	(306,878)
Total Forward Contracts	$—	$(298,804)	$—	$(298,804)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,621,763	$—	$—	$4,621,763
Futures Contracts (Unrealized Depreciation)	(4,766,629)	—	—	(4,766,629)
Total Futures Contracts	$(144,866)	$—	$—	$(144,866)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$352,796	$—	$352,796

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a)	$152,601,583
Repurchase Agreement at value which equals cost	31,554,348
Cash	10,909,187
Cash denominated in foreign currencies (b)	482,063
Cash collateral for centrally cleared swap contracts	545,482
Unrealized appreciation on forward foreign currency exchange contracts	8,074
Receivable for:
Investments sold	972
Fund shares sold	30
Dividends and interest	209,660
Variation margin on futures contracts	13,303
Variation margin on centrally cleared swap contracts	14,267
Prepaid expenses	599

Total Assets	196,339,568
Liabilities
Unrealized depreciation on forward foreign currency exchange contracts	306,878
Payables for:
Fund shares redeemed	298,527
Accrued Expenses:
Management fees	110,074
Distribution and service fees	42,336
Deferred trustees’ fees	75,772
Other expenses	204,497

Total Liabilities	1,038,084

Net Assets	$195,301,484

Net Assets Consist of:
Paid in surplus	$202,583,671
Distributable earnings (Accumulated losses)	(7,282,187)

Net Assets	$195,301,484

Net Assets
Class B	$195,301,484
Capital Shares Outstanding*
Class B	19,603,367
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$9.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $153,404,340.
(b)	Identified cost of cash denominated in foreign currencies was $463,655.

Consolidated§ Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$2,530,729
Interest	1,824,123

Total investment income	4,354,852
Expenses
Management fees	1,490,336
Administration fees	53,349
Custodian and accounting fees	119,773
Distribution and service fees—Class B	573,231
Audit and tax services	93,270
Legal	50,380
Trustees’ fees and expenses	33,732
Shareholder reporting	19,197
Insurance	1,703
Miscellaneous	30,735

Total expenses	2,465,706

Net Investment Income	1,889,146

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	228,468
Futures contracts	(11,805,099)
Swap contracts	(1,131,137)
Foreign currency transactions	(782,919)
Forward foreign currency transactions	5,090,857

Net realized loss	(8,399,830)

Net change in unrealized appreciation (depreciation) on:
Investments	(10,588,626)
Futures contracts	(1,448,171)
Swap contracts	470,169
Foreign currency transactions	1,244
Forward foreign currency transactions	290,402

Net change in unrealized depreciation	(11,274,982)

Net realized and unrealized loss	(19,674,812)

Net Decrease in Net Assets From Operations	$(17,785,666)

(a)	Net of foreign withholding taxes of $77,923.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$1,889,146	$519,891
Net realized gain (loss)	(8,399,830)	17,031,411
Net change in unrealized appreciation (depreciation)	(11,274,982)	12,283,426

Increase (decrease) in net assets from operations	(17,785,666)	29,834,728

From Distributions to Shareholders (a)
Class B	(17,043,222)	—

Total distributions	(17,043,222)	—

Increase (decrease) in net assets from capital share transactions	(26,881,712)	38,461,914

Total increase (decrease) in net assets	(61,710,600)	68,296,642

Net Assets
Beginning of period	257,012,084	188,715,442

End of period	$195,301,484	$257,012,084	(b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	747,377	$8,104,011	8,364,497	$88,451,758
Reinvestments	1,615,471	17,043,222	—	—
Redemptions	(4,870,126)	(52,028,945)	(4,543,663)	(49,989,844)

Net increase (decrease)	(2,507,278)	$(26,881,712)	3,820,834	$38,461,914

Increase (decrease) derived from capital shares transactions		$(26,881,712)		$38,461,914

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 10).
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $424,022 as of December 31, 2017.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2018	2017	2016		2015	2014(a)
Net Asset Value, Beginning of Period	$11.62	$10.32	$9.62		$10.31	$10.00

Income (Loss) from Investment Operations
Net investment income (loss) (b)	0.09	0.02	(0.06	)(c)	(0.08)	(0.06)
Net realized and unrealized gain (loss)	(0.93)	1.28	1.13		(0.48)	0.60

Total income (loss) from investment operations	(0.84)	1.30	1.07		(0.56)	0.54

Less Distributions
Distributions from net investment income	0.00	0.00	(0.18)		(0.06)	(0.03)
Distributions from net realized capital gains	(0.82)	0.00	(0.19)		(0.07)	(0.20)

Total distributions	(0.82)	0.00	(0.37)		(0.13)	(0.23)

Net Asset Value, End of Period	$9.96	$11.62	$10.32		$9.62	$10.31

Total Return (%) (d)	(7.59)	12.60	11.12		(5.48)	5.40	(e)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.08	1.13	1.30		1.50	3.66	(f)
Net ratio of expenses to average net assets (%) (g)	1.08	1.13	1.30		1.30	1.30	(f)
Ratio of net investment income (loss) to average net assets (%)	0.82	0.20	(0.60	)(c)	(0.77)	(0.74	)(f)
Portfolio turnover rate (%)	20	30	1		68	9	(e)
Net assets, end of period (in millions)	$195.3	$257.0	$188.7		$54.4	$22.4

(a)	Commencement of operations was April 14, 2014.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers and expenses reimbursed by the Adviser (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PanAgora Global Diversified Risk Portfolio (the “Portfolio”), which is non-diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—PanAgora Global Diversified Risk Portfolio, Ltd.

The Portfolio may invest up to 25% of its total assets in the PanAgora Global Risk Diversified Risk Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies.

The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 14, 2014 and it invests primarily in commodity futures and swaps on commodity futures, but it may also invest in other commodity related instruments and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by the PanAgora Asset Management, Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets, and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2018, the Portfolio held $37,931,660 in the Subsidiary, representing 19.3% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-25

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s Custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accummulated losses) and paid-in surplus. Book-tax differences are primarily due to controlled foreign corporation adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-26

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had investments in repurchase agreements with a gross value of $31,554,348, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity futures, interest rate futures and commodity futures were used for investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

BHFTI-27

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money

BHFTI-28

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Consolidated Statement of Assets & Liabilities Location	Fair Value	Consolidated Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$352,796
	Unrealized appreciation on futures contracts (b) (c)	4,060,447
Equity	Unrealized appreciation on futures contracts (b) (c)	18,436	Unrealized depreciation on futures contracts (b) (c)	$2,062,371
Commodity	Unrealized appreciation on futures contracts (b) (c)	542,880	Unrealized depreciation on futures contracts (b) (c)	2,704,258
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	8,074	Unrealized depreciation on forward foreign currency exchange contracts	306,878

Total		$4,982,633		$5,073,507

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$6,293	$(6,293)	$—	$—
State Street Bank and Trust	1,781	(1,781)	—	—

	$8,074	$(8,074)	$—	$—

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivatives Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$162,147	$(6,293)	$—	$155,854
State Street Bank and Trust	144,731	(1,781)	—	142,950

	$306,878	$(8,074)	$—	$298,804

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

BHFTI-29

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$5,090,857	$5,090,857
Futures contracts	(5,051,932)	(5,132,088)	(1,621,079)	—	(11,805,099)
Swap contracts	(1,131,137)	—	—	—	(1,131,137)

	$(6,183,069)	$(5,132,088)	$(1,621,079)	$5,090,857	$(7,845,379)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Commodity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$—	$290,402	$290,402
Futures contracts	5,611,669	(3,360,584)	(3,699,256)	—	(1,448,171)
Swap contracts	470,169	—	—	—	470,169

	$6,081,838	$(3,360,584)	$(3,699,256)	$290,402	$(687,600)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$64,751,491
Futures contracts long	255,390,320
Futures contracts short	(1,055)
Swap contracts	78,316,667

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

BHFTI-30

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$13,163,401	$14,294,605	$13,423,249	$35,635,609

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$1,490,336	0.650%	First $250 million
	0.640%	$250 million to $750 million
	0.630%	$750 million to $1 billion
	0.600%	Over $1 billion

BHFTI-31

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. The Subadviser is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Expense Limitation Agreement - The Adviser had entered into an expense limitation agreement with the Trust (“Expense Limitation Agreement”) in the interest of limiting expenses of the Portfolio. The Expense Limitation Agreement was discontinued effective April 30, 2018. Pursuant to that Expense Limitation Agreement, the Adviser had agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized or expensed in accordance with GAAP, other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business and acquired fund fees and expenses but including amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, were limited to 1.30% of the Portfolio’s average daily net assets.

If, in any year in which the Management Agreement was in effect, the estimated aggregate operating expenses of the Portfolio for the fiscal year were less than the Maximum Expense Ratio for that year, subject to approval by the Trust’s Board, the Adviser was entitled to reimbursement by the Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratio as stated above. The Portfolio was not obligated to repay any expense paid by the Adviser more than three years after the end of the fiscal year in which such expense was incurred. As of December 31, 2018, there were no expenses deferred in 2018.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$186,389,925

Gross unrealized appreciation	3,008,534
Gross unrealized depreciation	(5,901,657)

Net unrealized appreciation (depreciation)	$(2,893,123)

BHFTI-32

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$6,892,896	$—	$10,150,326	$—	$17,043,222	$—

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$7,076,748	$—	$(2,866,569)	$(11,416,594)	$(7,206,415)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $5,291,517 and accumulated long-term capital losses of $6,125,077.

10. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-33

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PanAgora Global Diversified Risk Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Consolidated Financial Statements and Consolidated Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the PanAgora Global Diversified Risk Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for the years ended December 31, 2018, 2017, 2016, 2015, and the period from April 14, 2014 (commencement of operations) through December 31, 2014, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the PanAgora Global Diversified Risk Portfolio and subsidiary of the Brighthouse Funds Trust I as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for the years ended December 31, 2018, 2017, 2016, 2015, and the period from April 14, 2014 (commencement of operations) through December 31, 2014, and the related notes, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-34

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-35

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-36

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-37

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-38

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-39

Brighthouse Funds Trust I

PanAgora Global Diversified Risk Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

PanAgora Global Diversified Risk Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and PanAgora Asset Management, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and since-inception (beginning April 14, 2014) periods ended June 30, 2018, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one- and three-year and since-inception periods ended September 30, 2018, and also underperformed its blended benchmark for the same periods.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, Expense Universe median and the Sub-advised Expense Universe median. The Board also noted that the Portfolio’s total expenses (exclusive of 12b-1 fees) were slightly below the Expense Group median, and above the median of the Expense Universe and the median of the Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-40

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the PIMCO Inflation-Protected Bond Portfolio returned -2.13%, -2.41%, and -2.21%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. TIPS Index1, returned -1.26%.

MARKET ENVIRONMENT / CONDITIONS

After a year of calm markets and strong risk asset returns, the start to 2018 was highlighted by the return of volatility as rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit. Risk asset returns started higher as global stocks surged nearly 6% in January but reversed on concerns about rising rates. Expectations for higher inflation, increased Treasury supply, and more Federal Reserve (the “Fed”) rate hikes all contributed to higher rates. Volatility rose as measures like the CBOE Volatility Index had its single largest one-day rise in its history (back to 1990).

Solid growth momentum in the U.S. moving into the second quarter contrasted with softening in growth in other developed regions. Coincidentally, the Fed kept on track with policy normalization even as other central banks like the European Central Bank (the “ECB”) softened rhetoric. Geopolitical developments weighed on risk sentiment for much of this quarter and resulted in overall mixed market performance. Within bonds, the U.S. 10-year Treasury yield briefly crossed 3% amid acceleration in growth, and the U.S. yield curve continued to flatten (the shorter end of the yield curve rose more than the long end).

During the third quarter of the year, developed market yields shifted higher while risk assets were resilient. Despite lingering tensions between the U.S. and China and challenges in emerging market assets, a strong fundamental backdrop persisted and contributed to outperformance of U.S. risk assets relative to those abroad. Meanwhile, central banks remained on course for diminished monetary support as the Fed and Bank of England both hiked, the ECB confirmed plans to cease asset purchases by year-end, and the Bank of Japan adjusted its yield curve control policy.

Markets rode a wave of volatility going into the end of the year as Fed policy, trade, geopolitical frictions, and concerns about peak economic and earnings growth contributed to waning investor sentiment and weighed on risk assets, particularly equities. Stock markets sank in the fourth quarter, turning full-year returns negative, while bond markets, remaining a safe haven through the stormy end-of-year period, delivered on their traditional role as an equity diversifier. Overall, 2018 underscored the return of turbulence and uncertainty following years of historically calm markets.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

Real duration strategies, including an overweight to U.S. versus U.K. breakeven inflation (“BEI”), which measures expectations of future inflation, which was in part implemented through the use of inflation and interest rate swaps, detracted as U.S. BEI underperformed its global counterparts. However, this was modestly offset by a short to BEI in France, where inflation expectations fell over the period. Nominal U.S. and eurozone duration strategies were additive to performance over the year. Specifically, a short position in U.S. nominal duration and tactical nominal exposure in Germany, which was partially implemented through the use of cash bonds, futures, and interest rate swaps, contributed as rates rose and fell across the two curves, respectively.

Spread sector exposure, including positions in investment grade and high yield corporate bonds and dollar-denominated emerging market (“EM”) debt, which was in part implemented through the use of credit default swaps, modestly detracted from performance amid broad spread widening over the period. Exposure to select residential Mortgage-Backed Securities (“MBS”), however, helped offset some of these losses. Currency strategies, which were partially facilitated through the use of currency forwards, were roughly neutral for performance over the year. Exposure to the Argentine peso detracted from performance as the currency depreciated over the period; however, exposure to a basket of developed market currencies helped to offset losses.

The Portfolio ended the period with an underweight duration position relative to that of the benchmark, while remaining overweight real duration exposure in the U.S. We continued to favor U.S. rates over other developed markets as the underweight to duration is primarily sourced via Japanese, U.K., and eurozone nominal rates. Along the U.S. yield curve, we favored a curve steepening bias (favoring shorter term yields while underweighting or shorting longer- term Treasuries) given attractive carry and likely return of term premium as the Fed unwinds its balance sheet.

At year end, we continued to emphasize longer maturity U.S. breakevens versus developed counterparts, as we saw additional upside potential for U.S. expectations as the Consumer Price Index firms and on the possible reemergence of inflation risk premia. Along the U.S. inflation breakeven curve, at period end we favored 10-year and 30-year U.S. breakevens relative to the front-end, given flatness. The Portfolio maintained short exposure to U.K. and eurozone breakevens overall, as we viewed inflation valuations in the U.K. and Europe as generally rich on a breakeven basis (the market is pricing in more inflation than we believe will be realized).

BHFTI-1

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Within spread sectors, the Portfolio remained invested in attractive opportunities in specific credits that benefit from U.S. growth and a resurgent housing sector, and we remained opportunistic by adding exposure during market dislocations. In currencies, at year end, the Portfolio held exposures where we prefer to emphasize a diversified basket of higher carry EM currencies.

Mihir P. Worah

Jeremie Banet

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. TIPS INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
PIMCO Inflation Protected Bond Portfolio
Class A	-2.13	1.37	4.26
Class B	-2.41	1.11	3.99
Class E	-2.21	1.23	4.10
Bloomberg Barclays U.S. TIPS Index	-1.26	1.69	3.64

1 The Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $250 million par amount outstanding.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	128.0
Corporate Bonds & Notes	9.5
Asset-Backed Securities	7.0
Foreign Government	5.8
Mortgage-Backed Securities	2.1

BHFTI-3

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Inflation Protected Bond Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	1.25%	$1,000.00	$981.50	$6.24
	Hypothetical*	1.25%	$1,000.00	$1,018.90	$6.36

Class B (a)	Actual	1.50%	$1,000.00	$980.40	$7.49
	Hypothetical*	1.50%	$1,000.00	$1,017.64	$7.63

Class E (a)	Actual	1.40%	$1,000.00	$980.40	$6.99
	Hypothetical*	1.40%	$1,000.00	$1,018.15	$7.12

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—128.0% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—19.1%
Fannie Mae 30 Yr. Pool 3.500%, TBA (a)	235,420,000	$235,379,725
4.000%, TBA (a)	190,800,000	194,532,102
Fannie Mae ARM Pool 3.253%, 12M MTA + 1.200%, 07/01/44 (b)	10,681	10,610
3.253%, 12M MTA + 1.200%, 09/01/44 (b)	19,040	18,913
4.490%, 1Y H15 + 2.360%, 11/01/34 (b)	407,175	430,317
Fannie Mae REMICS (CMO) 2.375%, 1M LIBOR + 0.060%, 12/25/36 (b)	38,170	37,730
2.375%, 1M LIBOR + 0.060%, 07/25/37 (b)	350,112	344,121
2.656%, 1M LIBOR + 0.150%, 08/25/34 (b)	40,556	40,129
2.856%, 1M LIBOR + 0.350%, 07/25/37 (b)	5,774	5,765
2.886%, 1M LIBOR + 0.380%, 07/25/37 (b)	61,139	61,462
4.120%, 05/25/35 (b)	202,018	211,766
Fannie Mae Whole Loan (CMO) 2.856%, 1M LIBOR + 0.350%, 05/25/42 (b)	43,138	43,360
Freddie Mac ARM Non-Gold Pool 4.331%, 1Y H15 + 2.258%, 01/01/34 (b)	59,261	62,271
Freddie Mac REMICS (CMO) 2.649%, 1M LIBOR + 0.350%, 07/15/44 (b)	4,145,145	4,130,867
2.905%, 1M LIBOR + 0.450%, 08/15/33 (b)	178,835	178,890
Freddie Mac Strips (CMO) 2.905%, 1M LIBOR + 0.450%, 09/15/42 (b)	5,377,730	5,386,188
Freddie Mac Structured Pass-Through Securities (CMO) 2.636%, 1M LIBOR + 0.130%, 08/25/31 (b)	34,685	34,528
3.156%, 12M MTA + 1.200%, 02/25/45 (b)	576,896	573,332
3.357%, 12M MTA + 1.200%, 10/25/44 (b)	1,911,562	1,922,757
Government National Mortgage Association (CMO) 3.144%, 1M LIBOR + 0.830%, 08/20/66 (b)	269,456	273,309
3.247%, 12M LIBOR + 0.750%, 04/20/67 (b)	3,321,390	3,406,824

		447,084,966

U.S. Treasury—108.9%
U.S. Treasury Bond 3.000%, 02/15/48	220,000	219,205
U.S. Treasury Inflation Indexed Bonds 0.625%, 02/15/43 (c) (d)	7,884,777	6,911,557
0.750%, 02/15/42 (c)	32,699,810	29,674,337
0.750%, 02/15/45 (c) (d)	24,694,410	22,083,509
0.875%, 02/15/47 (c) (d)	56,583,657	51,954,228
1.000%, 02/15/46 (c) (d)	68,600,002	65,049,737
1.000%, 02/15/48 (c) (d)	56,477,549	53,536,718
1.375%, 02/15/44 (c)	80,778,995	83,413,790
1.750%, 01/15/28 (c) (d)	120,982,993	128,484,794
2.000%, 01/15/26 (c)	42,218,959	45,062,791
2.125%, 02/15/40 (c) (d)	40,309,930	47,383,984
2.125%, 02/15/41 (c)	12,436,227	14,687,797
2.375%, 01/15/25 (c) (d)	227,348,523	245,833,502
2.375%, 01/15/27 (c) (d)	25,124,549	27,738,530
2.500%, 01/15/29 (c) (d)	136,588,875	155,470,291
3.375%, 04/15/32 (c) (d)	13,414,999	17,204,254
3.625%, 04/15/28 (c) (d)	40,173,983	49,303,668
3.875%, 04/15/29 (c)	61,737,195	78,543,117

U.S. Treasury—(Continued)
U.S. Treasury Inflation Indexed Notes 0.125%, 04/15/19 (c) (d)	59,847,814	58,995,294
0.125%, 04/15/20 (c) (d)	149,160,892	145,808,943
0.125%, 04/15/21 (c) (d) (e)	257,880,131	250,765,479
0.125%, 01/15/22 (c) (d) (e)	72,084,682	69,972,800
0.125%, 04/15/22 (c) (d)	57,339,583	55,470,878
0.125%, 07/15/22 (c) (d)	33,335,055	32,379,263
0.125%, 01/15/23 (c) (d)	89,825,272	86,762,206
0.125%, 07/15/24 (c)	30,923,244	29,655,347
0.125%, 07/15/26 (c) (d)	38,901,910	36,525,935
0.250%, 01/15/25 (c) (d)	109,411,998	104,779,703
0.375%, 07/15/23 (c) (d)	73,079,183	71,457,518
0.375%, 07/15/25 (c) (d)	39,810,041	38,381,702
0.375%, 01/15/27 (c) (f)	10,122,846	9,616,014
0.500%, 01/15/28 (c) (d)	79,654,023	76,024,536
0.625%, 07/15/21 (c) (d) (e) (f) (g) (m)	26,349,357	26,062,294
0.625%, 04/15/23 (c) (d)	23,472,082	23,083,338
0.625%, 01/15/24 (c) (d)	50,278,732	49,496,061
0.625%, 01/15/26 (c) (d)	151,563,668	147,541,774
0.750%, 07/15/28 (c) (d)	7,453,502	7,296,278
1.250%, 07/15/20 (c)	58,716,606	58,597,033
1.375%, 01/15/20 (c) (d)	23,696,940	23,545,103
1.875%, 07/15/19 (c) (e) (g)	16,935,490	16,880,141

		2,541,653,449

Total U.S. Treasury & Government Agencies (Cost $3,139,134,665)		2,988,738,415

Corporate Bonds & Notes—9.5%

Agriculture—0.4%
BAT Capital Corp. 3.204%, 3M LIBOR + 0.590%, 08/14/20 (b)	4,000,000	3,960,579
BAT International Finance plc 2.750%, 06/15/20 (144A)	100,000	98,242
Imperial Brands Finance plc 2.950%, 07/21/20 (144A)	3,400,000	3,348,674
Japan Tobacco, Inc. 2.000%, 04/13/21	1,800,000	1,748,527

		9,156,022

Airlines—0.0%
Delta Air Lines, Inc. 2.600%, 12/04/20	400,000	393,246

Auto Manufacturers—0.2%
FCE Bank plc 1.875%, 06/24/21 (EUR)	700,000	798,696
Ford Motor Credit Co. LLC 2.943%, 01/08/19	100,000	100,000
3.157%, 08/04/20	1,200,000	1,175,721
3.200%, 01/15/21	1,200,000	1,162,724
General Motors Co. 3.389%, 3M LIBOR + 0.800%, 08/07/20 (b)	170,000	168,286

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Auto Manufacturers—(Continued)
General Motors Financial Co., Inc. 2.350%, 10/04/19	200,000	$198,253
3.678%, 3M LIBOR + 1.270%, 10/04/19 (b)	100,000	100,406
Volkswagen Group of America Finance LLC 2.125%, 05/23/19 (144A)	1,400,000	1,393,178
2.450%, 11/20/19 (144A)	500,000	495,240

		5,592,504

Banks — 3.8%
Banco Bilbao Vizcaya Argentaria S.A. 6.750%, 5Y EUR Swap + 6.604%, 02/18/20 (EUR) (b)	400,000	454,129
7.000%, 5Y EUR Swap + 6.155%, 02/19/19 (EUR) (b)	800,000	914,121
Bank of America Corp. 5.875%, 3M LIBOR + 2.931%, 03/15/28 (b)	1,570,000	1,429,359
Barclays plc 6.500%, 5Y EUR Swap + 5.875%, 09/15/19 (EUR) (b)	600,000	669,366
7.000%, 5Y GBP Swap + 5.084%, 09/15/19 (GBP) (b)	300,000	373,744
8.000%, 5Y EUR Swap + 6.750%, 12/15/20 (EUR) (b)	200,000	242,624
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	4,800,000	4,980,048
Cooperatieve Rabobank UA 5.500%, 5Y EUR Swap + 5.250%, 06/29/20 (EUR) (b)	1,600,000	1,876,738
6.625%, -1 x 5Y EUR Swap + 6.697%, 06/29/21 (EUR) (b)	1,600,000	1,990,048
Credit Suisse Group Funding Guernsey, Ltd. 3.800%, 09/15/22	6,600,000	6,551,514
Deutsche Bank AG 4.250%, 10/14/21	11,700,000	11,439,213
Goldman Sachs Group, Inc. (The) 3.988%, 3M LIBOR + 1.200%, 09/15/20 (b)	10,000,000	10,046,905
ING Bank NV 2.625%, 12/05/22 (144A)	3,300,000	3,246,557
JPMorgan Chase & Co. 5.990%, 3M LIBOR + 3.470%, 01/30/19 (b)	646,000	638,733
Lloyds Banking Group plc 3.590%, 3M LIBOR + 0.800%, 06/21/21 (b)	3,400,000	3,366,525
6.375%, 5Y EUR Swap + 5.290%, 06/27/20 (EUR) (b)	900,000	1,018,285
7.000%, 5Y GBP Swap + 5.060%, 06/27/19 (GBP) (b)	500,000	636,902
Macquarie Bank, Ltd. 2.758%, 3M LIBOR + 0.350%, 04/04/19 (144A) (b)	5,300,000	5,299,062
Mitsubishi UFJ Financial Group, Inc. 4.618%, 3M LIBOR + 1.880%, 03/01/21 (b)	1,686,000	1,726,995
Nykredit Realkredit A/S 2.500%, 10/01/47 (DKK)	45,027	7,214
Realkredit Danmark A/S 2.500%, 07/01/47 (DKK)	78,768	12,598
Royal Bank of Scotland Group plc 4.372%, 3M LIBOR + 1.550%, 06/25/24 (b)	2,600,000	2,483,940
4.519%, 3M LIBOR + 1.550%, 06/25/24 (b)	1,700,000	1,667,991
7.500%, 5Y USD Swap + 5.800%, 08/10/20 (b)	900,000	891,000
8.625%, 5Y USD Swap + 7.598%, 08/15/21 (b)	1,040,000	1,076,400
State Bank of India 3.358%, 3M LIBOR + 0.950%, 04/06/20 (b)	5,500,000	5,502,255
UBS AG 3.347%, 3M LIBOR + 0.580%, 06/08/20 (144A) (b)	7,100,000	7,096,109

Banks —(Continued)
UniCredit S.p.A. 7.830%, 12/04/23 (144A) (h)	12,900,000	13,482,822

		89,121,197

Chemicals—0.1%
Syngenta Finance NV 3.933%, 04/23/21 (144A)	1,300,000	1,282,191

Commercial Services—0.1%
Ecolab, Inc. 4.350%, 12/08/21	1,300,000	1,335,550
ERAC USA Finance LLC 5.250%, 10/01/20 (144A)	100,000	103,174

		1,438,724

Computers—0.0%
Dell International LLC / EMC Corp. 3.480%, 06/01/19 (144A)	300,000	299,114

Diversified Financial Services—0.5%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.750%, 05/15/19	1,100,000	1,099,920
4.625%, 10/30/20	400,000	402,715
Air Lease Corp. 2.500%, 03/01/21	2,300,000	2,242,106
3.375%, 06/01/21	500,000	495,211
4.750%, 03/01/20	100,000	101,365
Ally Financial, Inc. 3.750%, 11/18/19	200,000	199,250
BRFkredit A/S 2.500%, 10/01/47 (DKK)	40,098	6,424
GE Capital International Funding Co. 2.342%, 11/15/20	3,200,000	3,088,066
International Lease Finance Corp. 5.875%, 04/01/19	300,000	301,224
6.250%, 05/15/19	800,000	807,079
8.250%, 12/15/20	900,000	968,014
LeasePlan Corp. NV 2.875%, 01/22/19 (144A)	100,000	99,963
National Rural Utilities Cooperative Finance Corp. 3.178%, 3M LIBOR + 0.375%, 06/30/21 (b)	1,300,000	1,290,015
Navient Corp. 4.875%, 06/17/19	345,000	343,706
Nordea Kredit Realkreditaktieselskab 2.500%, 10/01/47 (DKK)	7,607	1,219
Springleaf Finance Corp. 7.750%, 10/01/21	1,100,000	1,104,125
8.250%, 12/15/20	100,000	103,500

		12,653,902

Electric—0.9%
Consolidated Edison, Inc. 3.222%, 3M LIBOR + 0.400%, 06/25/21 (b)	900,000	891,132

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Duke Energy Corp. 3.114%, 3M LIBOR + 0.500%, 05/14/21 (144A) (b) (h)	7,400,000	$7,364,801
Iberdrola Finance Ireland, Ltd. 5.000%, 09/11/19 (144A)	100,000	100,947
NextEra Energy Capital Holdings, Inc. 3.053%, 3M LIBOR + 0.315%, 09/03/19 (b)	4,530,000	4,524,910
3.107%, 3M LIBOR + 0.400%, 08/21/20 (b)	4,500,000	4,494,478
Sempra Energy 3.238%, 3M LIBOR + 0.450%, 03/15/21 (b)	1,700,000	1,665,367
Southern Power Co. 3.342%, 3M LIBOR + 0.550%, 12/20/20 (144A) (b)	2,200,000	2,172,863

		21,214,498

Food—0.1%
Conagra Brands, Inc. 3.800%, 10/22/21	3,200,000	3,200,988

Gas—0.2%
Dominion Energy, Inc. 3.388%, 3M LIBOR + 0.600%, 06/15/21 (b)	3,500,000	3,490,248

Healthcare-Products—0.1%
Zimmer Biomet Holdings, Inc. 3.554%, 3M LIBOR + 0.750%, 03/19/21 (b)	1,900,000	1,882,208

Healthcare-Services—0.1%
Cigna Corp. 5.125%, 06/15/20	1,400,000	1,435,603

Home Builders—0.0%
DR Horton, Inc. 3.750%, 03/01/19	100,000	99,992

Machinery-Diversified—0.4%
John Deere Capital Corp. 3.114%, 3M LIBOR + 0.290%, 06/22/20 (b)	8,800,000	8,803,002

Media—0.1%
Discovery Communications LLC 2.800%, 06/15/20 (144A)	1,335,000	1,320,644
Sky, Ltd. 2.625%, 09/16/19 (144A)	100,000	99,247
Time Warner Cable LLC 5.000%, 02/01/20	200,000	202,782
8.250%, 04/01/19	100,000	101,122

		1,723,795

Miscellaneous Manufacturing—0.2%
General Electric Co. 5.550%, 05/04/20	1,100,000	1,118,696
Textron, Inc. 3.168%, 3M LIBOR + 0.550%, 11/10/20 (b)	4,620,000	4,580,215

		5,698,911

Oil & Gas—0.4%
Petrobras Global Finance B.V. 4.375%, 05/20/23	48,000	45,786
5.299%, 01/27/25	4,018,000	3,837,190
5.999%, 01/27/28	3,168,000	2,982,704
6.125%, 01/17/22	268,000	275,035
6.250%, 03/17/24	500,000	507,250
6.250%, 12/14/26 (GBP)	400,000	526,007

		8,173,972

Pharmaceuticals—0.0%
AbbVie, Inc. 2.300%, 05/14/21	500,000	488,267
Teva Pharmaceutical Finance IV LLC 2.250%, 03/18/20	100,000	97,302

		585,569

Pipelines—0.6%
Enable Midstream Partners L.P. 2.400%, 05/15/19	100,000	99,433
Enbridge, Inc. 2.814%, 3M LIBOR + 0.400%, 01/10/20 (b)	4,700,000	4,684,497
3.488%, 3M LIBOR + 0.700%, 06/15/20 (b)	5,600,000	5,580,632
Energy Transfer Partners L.P. / Regency Energy Finance Corp. 5.750%, 09/01/20	100,000	102,618
Kinder Morgan Energy Partners L.P. 9.000%, 02/01/19	100,000	100,431
Plains All American Pipeline L.P. / PAA Finance Corp. 2.600%, 12/15/19	100,000	98,525
Sabine Pass Liquefaction LLC 5.625%, 02/01/21	2,800,000	2,884,243
Spectra Energy Partners L.P. 3.451%, 3M LIBOR + 0.700%, 06/05/20 (b)	200,000	198,762
TransCanada PipeLines, Ltd. 3.800%, 10/01/20	600,000	603,517

		14,352,658

Real Estate—0.0%
Akelius Residential Property AB 3.375%, 09/23/20 (EUR)	100,000	119,944

Real Estate Investment Trusts—0.3%
American Tower Corp. 2.800%, 06/01/20	300,000	297,650
Unibail-Rodamco SE 3.206%, 3M LIBOR + 0.770%, 04/16/19 (b)	5,800,000	5,806,496

		6,104,146

Retail—0.3%
McDonald’s Corp. 2.939%, 3M LIBOR + 0.430%, 10/28/21 (b)	7,000,000	6,951,528

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Savings & Loans—0.0%
Nationwide Building Society 6.875%, 5Y GBP Swap + 4.880%, 06/20/19 (GBP) (b)	500,000	$641,124

Software—0.0%
VMware, Inc. 3.900%, 08/21/27	300,000	266,253

Telecommunications—0.7%
AT&T, Inc. 3.086%, 3M LIBOR + 0.650%, 01/15/20 (b)	734,000	732,719
3.386%, 3M LIBOR + 0.950%, 07/15/21 (b)	5,600,000	5,581,533
3.488%, 3M LIBOR + 0.750%, 06/01/21 (b)	3,600,000	3,576,975
5.000%, 03/01/21	100,000	103,397
5.150%, 02/15/50	1,900,000	1,762,491
5.300%, 08/15/58	700,000	649,537
Sprint Capital Corp. 6.900%, 05/01/19	1,400,000	1,407,000
Sprint Communications, Inc. 7.000%, 03/01/20 (144A)	1,800,000	1,845,000
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A)	68,750	67,890
Telefonica Emisiones S.A.U. 5.877%, 07/15/19	400,000	404,797

		16,131,339

Transportation—0.0%
Ryder System, Inc. 2.450%, 09/03/19	100,000	99,485

Total Corporate Bonds & Notes (Cost $223,112,080)		220,912,163

Asset-Backed Securities—7.0%

Asset-Backed - Home Equity—1.0%
ACE Securities Corp. Home Equity Loan Trust 2.706%, 1M LIBOR + 0.200%, 03/25/37 (b) (i)	624,202	357,758
Bear Stearns Asset-Backed Securities Trust 3.006%, 1M LIBOR + 0.500%, 12/25/35 (b)	327,099	326,072
Citigroup Mortgage Loan Trust, Inc. 2.651%, 1M LIBOR + 0.145%, 09/25/36 (144A) (b)	2,219,924	2,125,610
2.966%, 1M LIBOR + 0.460%, 10/25/35 (b)	3,700,000	3,382,268
First NLC Trust 2.576%, 1M LIBOR + 0.070%, 08/25/37 (144A) (b)	1,088,214	636,719
Home Equity Asset Trust 3.361%, 1M LIBOR + 0.855%, 08/25/34 (b)	748,211	737,833
HSI Asset Securitization Corp. Trust 2.556%, 1M LIBOR + 0.050%, 10/25/36 (b)	5,946	2,855
Master Asset-Backed Securities Trust 3.006%, 1M LIBOR + 0.500%, 10/25/35 (b)	155,350	144,606
Morgan Stanley ABS Capital, Inc. Trust 3.166%, 1M LIBOR + 0.660%, 01/25/35 (b)	736,006	721,683
Nomura Home Equity Loan, Inc 2.796%, 1M LIBOR + 0.290%, 03/25/36 (b)	3,000,000	2,908,095

Asset-Backed - Home Equity—(Continued)
NovaStar Mortgage Funding Trust 3.211%, 1M LIBOR + 0.705%, 01/25/36 (b)	2,000,000	1,972,942
RASC Trust 2.736%, 1M LIBOR + 0.230%, 06/25/36 (b) (i)	7,932,000	7,601,935
Soundview Home Loan Trust 2.566%, 1M LIBOR + 0.060%, 11/25/36 (144A) (b)	48,946	20,579
2.706%, 1M LIBOR + 0.200%, 06/25/37 (b) (i)	2,901,866	2,136,401

		23,075,356

Asset-Backed - Other—5.0%
Adagio CLO 0.660%, 3M EURIBOR + 0.660%, 10/15/29 (144A) (EUR) (b)	300,000	342,606
1.100%, 10/15/29 (144A) (EUR)	250,000	284,635
Amortizing Residential Collateral Trust 3.631%, 1M LIBOR + 1.125%, 08/25/32 (b)	722,722	704,570
Atrium XII 3.299%, 3M LIBOR + 0.830%, 04/22/27 (144A) (b)	2,500,000	2,470,115
Avery Point CLO, Ltd. 3.590%, 3M LIBOR + 1.100%, 04/25/26 (144A) (b)	5,619,298	5,609,954
Babson Euro CLO B.V.
0.503%, -1 x 3M EURIBOR + 0.820%, 10/25/29 (144A) (EUR) (b)	700,000	796,829
Benefit Street Partners CLO, Ltd. 3.225%, 3M LIBOR + 0.780%, 07/18/27 (144A) (b)	1,300,000	1,282,888
Black Diamond CLO, Ltd. 0.650%, 3M EURIBOR + 0.650%, 10/03/29 (144A) (EUR) (b)	2,120,000	2,422,186
3.448%, 3M LIBOR + 1.050%, 10/03/29 (144A) (b)	1,370,000	1,358,751
Carlyle Global Market Strategies Euro CLO, Ltd. 0.730%, 3M EURIBOR + 0.730%, 09/21/29 (144A) (EUR) (b)	300,000	343,024
Catamaran CLO, Ltd. 3.359%, 3M LIBOR + 0.850%, 01/27/28 (144A) (b)	4,020,000	3,956,002
CIFC Funding, Ltd. 3.216%, 3M LIBOR + 0.780%, 04/15/27 (144A) (b)	5,860,000	5,823,193
CIT Mortgage Loan Trust 3.856%, 1M LIBOR + 1.350%, 10/25/37 (144A) (b)	4,217,174	4,261,677
CoreVest American Finance Trust 2.968%, 10/15/49 (144A)	899,846	881,681
Countrywide Asset-Backed Certificates 2.696%, 1M LIBOR + 0.190%, 11/25/37 (b) (i)	6,683,066	6,304,935
Credit-Based Asset Servicing and Securitization LLC 2.626%, 1M LIBOR + 0.120%, 07/25/37 (144A) (b)	105,739	67,743
2.726%, 1M LIBOR + 0.220%, 07/25/37 (144A) (b)	2,107,367	1,359,794
CSAB Mortgage-Backed Trust 5.720%, 09/25/36 (j)	561,883	305,988
CVP Cascade CLO-1, Ltd. 3.586%, 3M LIBOR + 1.150%, 01/16/26 (144A) (b)	860,069	859,631
CWABS Asset-Backed Certificates Trust 3.036%, 1M LIBOR + 0.530%, 02/25/36 (b)	4,900,000	4,855,503
Equity One Mortgage Pass-Through Trust 3.106%, 1M LIBOR + 0.600%, 04/25/34 (b)	101,529	91,158
First Franklin Mortgage Loan Trust 2.816%, 1M LIBOR + 0.310%, 07/25/36 (b)	3,300,000	3,163,466

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Flagship, Ltd. 3.589%, 3M LIBOR + 1.120%, 01/20/26 (144A) (b)	2,532,084	$2,530,147
GSAMP Trust 3.241%, 1M LIBOR + 0.735%, 09/25/35 (b)	272,265	268,318
Halcyon Loan Advisors Funding, Ltd. 3.389%, 3M LIBOR + 0.920%, 04/20/27 (144A) (b)	2,300,000	2,282,856
HSI Asset Securitization Corp. Trust 2.666%, 1M LIBOR + 0.160%, 05/25/37 (b)	407,855	399,278
Jamestown CLO, Ltd. 3.126%, 3M LIBOR + 0.69%, 07/15/26 (144A) (b)	3,295,115	3,283,687
3.669%, 3M LIBOR + 1.220%, 01/17/27 (144A) (b)	6,534,375	6,531,278
Jubilee CLO B.V. 0.522%, -1 x 3M EURIBOR + 0.840%, 07/12/28 (144A) (EUR) (b)	1,300,000	1,484,056
KVK CLO, Ltd. 3.336%, 3M LIBOR + 0.900%, 01/14/28 (144A) (b)	2,390,000	2,372,768
Long Beach Mortgage Loan Trust 2.626%, 1M LIBOR + 0.120%, 08/25/36 (b)	1,145,102	596,851
2.966%, 1M LIBOR + 0.460%, 01/25/46 (b)	3,079	3,079
3.241%, 1M LIBOR + 0.735%, 08/25/35 (b)	595,128	595,146
Morgan Stanley ABS Capital, Inc. Trust 3.481%, 1M LIBOR + 0.975%, 07/25/34 (b)	76,209	75,338
Morgan Stanley IXIS Real Estate Capital Trust 2.556%, 1M LIBOR + 0.050%, 11/25/36 (b)	648	307
OCP CLO, Ltd. 3.236%, 3M LIBOR + 0.800%, 07/15/27 (144A) (b)	3,100,000	3,072,748
3.299%, 3M LIBOR + 0.850%, 04/17/27 (144A) (b)	1,700,000	1,682,935
3.328%, 3M LIBOR + 0.820%, 10/26/27 (144A) (b)	250,000	248,931
OHA Credit Partners, Ltd. 3.479%, 3M LIBOR + 1.010%, 10/20/25 (144A) (b)	3,145,345	3,144,175
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates 2.996%, 1M LIBOR + 0.490%, 09/25/35 (b)	200,000	198,747
3.196%, 1M LIBOR + 0.690%, 05/25/35 (b)	315,584	315,365
3.556%, 1M LIBOR + 1.050%, 10/25/34 (b)	4,000,000	4,034,889
Penta CLO B.V. 0.790%, 3M EURIBOR + 0.790%, 08/04/28 (144A) (EUR) (b)	1,300,000	1,489,601
RAAC Trust 2.846%, 1M LIBOR + 0.340%, 08/25/36 (b)	764,000	763,140
Saxon Asset Securities Trust 2.816%, 1M LIBOR + 0.310%, 09/25/47 (b)	1,233,369	1,182,329
Securitized Asset-Backed Receivables LLC Trust 2.656%, 1M LIBOR + 0.150%, 07/25/36 (b)	367,469	198,690
Small Business Administration Participation Certificates 5.510%, 11/01/27	983,532	1,049,096
Sound Point CLO, Ltd. 3.296%, 3M LIBOR + 0.860%, 04/15/27 (144A) (b)	4,000,000	3,993,356
3.349%, 3M LIBOR + 0.880%, 07/20/27 (144A) (b)	1,200,000	1,186,284
Structured Asset Securities Corp. Mortgage Loan Trust 3.849%, 1M LIBOR + 1.500%, 04/25/35 (b)	183,385	178,094
THL Credit Wind River CLO, Ltd. 3.306%, 3M LIBOR + 0.870%, 10/15/27 (144A) (b)	400,000	397,176
Tralee CLO, Ltd. 3.499%, 3M LIBOR + 1.030%, 10/20/27 (144A) (b)	3,200,000	3,178,410

Asset-Backed - Other—(Continued)
Venture CLO, Ltd. 3.256%, 3M LIBOR + 0.820%, 04/15/27 (144A) (b)	7,240,000	7,158,811
3.316%, 3M LIBOR + 0.880%, 07/15/27 (144A) (b)	2,700,000	2,669,055
Vericrest Opportunity Loan Trust LLC 3.125%, 09/25/47 (144A) (j)	2,832,761	2,806,634
3.250%, 06/25/47 (144A) (j)	84,053	83,645
Voya CLO, Ltd. 3.210%, 3M LIBOR + 0.720%, 07/25/26 (144A) (b)	5,195,677	5,172,654
Z Capital Credit Partners CLO, Ltd. 3.386%, 3M LIBOR + 0.950%, 07/16/27 (144A) (b)	4,710,000	4,666,969

		116,841,172

Asset-Backed - Student Loan—1.0%
College Loan Corp. Trust 2.740%, 3M LIBOR + 0.250%, 01/25/24 (b)	900,000	891,341
Navient Student Loan Trust 3.656%, 1M LIBOR + 1.150%, 03/25/66 (144A) (b)	3,538,103	3,550,235
SLM Private Education Loan Trust 1.850%, 06/17/30 (144A)	1,003,574	998,058
4.705%, 1M LIBOR + 2.250%, 06/16/42 (144A) (b)	1,480,000	1,508,125
SLM Student Loan Trust Zero Coupon, -1 x 3M EURIBOR + 0.260%, 12/15/23 (EUR) (b)	387,441	441,869
Zero Coupon, -1 x 3M EURIBOR + 0.270%, 06/17/24 (EUR) (b)	851,500	969,014
3.040%, 3M LIBOR + 0.550%, 10/25/64 (144A) (b)	3,700,000	3,709,164
3.990%, 3M LIBOR + 1.500%, 04/25/23 (b)	6,982,795	7,019,248
SoFi Professional Loan Program LLC 2.050%, 01/25/41 (144A)	3,283,245	3,247,879

		22,334,933

Total Asset-Backed Securities (Cost $160,525,997)		162,251,461

Foreign Government—5.8%

Sovereign—5.8%
Argentina Bocon 23.225%, BADLAR + 0.000%, 10/04/22 (ARS) (b) (k)	300,000	13,525
Argentina Bonar Bond 50.225%, BADLAR + 2.000%, 04/03/22 (ARS) (b) (k)	13,576,000	300,017
Argentina POM Politica Monetaria 59.257%, ARLLMON + 0.000%, 06/21/20 (ARS) (b) (k)	161,835,000	4,657,200
Argentine Republic Government International Bonds 5.875%, 01/11/28	2,330,000	1,674,688
6.875%, 01/26/27	5,760,000	4,392,000
Australia Government Bonds 1.250%, 02/21/22 (AUD) (c)	8,500,000	6,953,870
3.000%, 09/20/25 (AUD) (c)	11,150,000	11,086,002
Brazil Letras do Tesouro Nacional Zero Coupon, 04/01/19 (BRL)	14,700,000	3,736,286
Canadian Government Real Return Bond 4.250%, 12/01/26 (CAD) (c)	7,328,352	6,872,611

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
France Government Bond OAT 1.850%, 07/25/27 (EUR) (c)	2,781,825	$3,881,323
Italy Buoni Poliennali Del Tesoro 2.350%, 09/15/24 (144A) (EUR) (c)	6,360,106	7,688,462
Japanese Government CPI Linked Bonds 0.100%, 03/10/24 (JPY) (c)	176,970,000	1,651,752
0.100%, 03/10/28 (JPY) (c)	675,339,900	6,352,588
Mexican Bonos 7.750%, 05/29/31 (MXN)	97,900,000	4,597,154
New Zealand Government Bonds 2.500%, 09/20/35 (NZD) (c)	1,575,300	1,255,865
3.000%, 09/20/30 (NZD) (c)	11,600,000	9,714,025
Qatar Government International Bonds 3.875%, 04/23/23 (144A)	2,500,000	2,528,325
5.103%, 04/23/48 (144A)	1,900,000	1,995,475
Peruvian Government International Bond 5.940%, 02/12/29 (144A) (PEN) (k)	6,800,000	2,055,867
United Kingdom Gilt 0.750%, 11/22/47 (GBP) (c) (k)	27,385	63,653
1.750%, 09/07/37 (GBP) (k)	12,550,000	15,964,555
0.125%, 03/22/26 (GBP) (c)	15,532,983	23,070,784
0.125%, 03/22/46 (GBP) (c)	662,136	1,311,056
0.125%, 08/10/48 (GBP) (c)	900,694	1,844,704
0.125%, 11/22/56 (GBP) (c)	924,723	2,119,905
0.125%, 11/22/65 (GBP) (c)	983,124	2,592,943
1.875%, 11/22/22 (GBP) (c)	2,531,439	3,766,022
4.250%, 12/07/27 (GBP)	2,000,000	3,214,500

Total Foreign Government (Cost $147,809,360)		135,355,157

Mortgage-Backed Securities—2.1%

Collateralized Mortgage Obligations—1.8%
Alternative Loan Trust 2.626%, 1M LIBOR + 0.120%, 06/25/36 (b)	1,308,827	1,206,990
6.000%, 03/25/37	5,032,760	3,576,795
Banc of America Funding Trust 2.690%, 1M LIBOR + 0.220%, 07/20/36 (b)	61,245	60,680
4.632%, 02/20/36 (b)	450,523	443,861
Banc of America Mortgage Trust 4.363%, 09/25/35 (b)	65,364	62,955
4.368%, 06/25/35 (b)	111,122	104,094
4.872%, 11/25/34 (b)	15,166	15,825
Bear Stearns Adjustable Rate Mortgage Trust 3.903%, 03/25/35 (b)	247,980	240,452
Bear Stearns ALT-A Trust 2.666%, 1M LIBOR + 0.160%, 02/25/34 (b)	140,648	139,572
4.209%, 09/25/35 (b)	844,948	695,558
Chase Mortgage Finance Trust 4.171%, 02/25/37 (b)	50,010	50,420
Citigroup Mortgage Loan Trust 2.515%, 1M LIBOR + 0.200%, 06/25/47 (144A) (b)	1,161,267	1,159,396
3.925%, 03/25/37 (b)	3,909,563	3,803,661
3.975%, 08/25/35 (b)	39,696	39,455
4.490%, 1Y H15 + 2.400%, 05/25/35 (b)	17,705	17,752

Collateralized Mortgage Obligations—(Continued)
Countrywide Alternative Loan Trust 2.650%, 1M LIBOR + 0.180%, 02/20/47 (b)	827,272	666,599
2.686%, 1M LIBOR + 0.180%, 05/25/47 (b)	238,608	230,106
2.786%, 1M LIBOR + 0.280%, 12/25/35 (b)	24,404	23,416
5.500%, 06/25/25	443,975	440,959
Countrywide Home Loan Mortgage Pass-Through Trust 3.086%, 1M LIBOR + 0.580%, 04/25/35 (b)	562,763	533,325
3.910%, 08/25/34 (b)	95,602	89,571
4.530%, 11/20/34 (b)	122,449	123,484
4.531%, 11/19/33 (b)	10,230	10,308
Countrywide Home Reperforming Loan REMIC Trust 2.846%, 1M LIBOR + 0.340%, 06/25/35 (144A) (b)	70,630	67,917
Credit Suisse Mortgage Capital Certificates 2.656%, 3M LIBOR + 0.150%, 09/29/36 (144A) (b)	2,576,000	2,399,723
2.780%, 1M LIBOR + 0.000%, 11/30/37 (144A) (b)	2,600,000	2,256,140
5.624%, 10/26/36 (144A) (b)	111,099	97,931
Deutsche ALT-B Securities Mortgage Loan Trust 2.606%, 1M LIBOR + 0.100%, 10/25/36 (b)	20,556	15,690
5.869%, 10/25/36 (j)	362,104	333,362
5.886%, 10/25/36 (j)	362,104	333,357
Eurosail-UK plc 1.850%, 3M GBP LIBOR + 0.950%, 06/13/45 (GBP) (b)	2,243,492	2,816,326
First Horizon Alternative Mortgage Securities Trust 4.290%, 06/25/34 (b)	143,098	141,329
GreenPoint Mortgage Funding Trust 2.686%, 1M LIBOR + 0.180%, 09/25/46 (b) (i)	601,666	554,220
3.046%, 1M LIBOR + 0.540%, 11/25/45 (b)	142,456	123,878
GreenPoint MTA Trust 2.946%, 1M LIBOR + 0.440%, 06/25/45 (b)	264,131	251,863
GSR Mortgage Loan Trust 3.903%, 05/25/35 (b)	350,580	338,599
4.300%, 09/25/35 (b)	166,194	168,912
4.447%, 12/25/34 (b)	690,744	692,057
4.474%, 11/25/35 (b)	374,459	344,662
4.807%, 01/25/35 (b)	106,943	106,472
HarborView Mortgage Loan Trust 2.910%, 1M LIBOR + 0.440%, 05/19/35 (b)	65,537	63,189
3.030%, 1M LIBOR + 0.560%, 02/19/36 (b)	134,954	112,421
3.070%, 1M LIBOR + 0.600%, 06/20/35 (b)	351,351	348,809
IndyMac INDA Mortgage Loan Trust 4.460%, 11/25/35 (b)	221,837	217,454
JPMorgan Mortgage Trust 3.503%, 07/27/37 (144A) (b)	636,568	632,613
3.855%, 06/25/35 (b)	476,767	471,458
4.101%, 07/25/35 (b)	129,295	131,843
4.336%, 02/25/35 (b)	218,518	216,928
4.366%, 08/25/35 (b)	249,399	242,946
4.452%, 07/25/35 (b)	122,301	124,239
4.500%, 09/25/35 (b)	52,346	51,541
4.604%, 08/25/35 (b)	194,560	195,084
Lehman XS Trust 3.046%, 1M LIBOR + 0.540%, 12/25/35 (b)	134,346	129,775
MASTR Adjustable Rate Mortgages Trust 3.981%, 12/25/33 (b)	86,189	83,058
4.438%, 11/21/34 (b)	112,768	115,431

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Mellon Residential Funding Corp. Mortgage Pass-Through Trust 2.895%, 1M LIBOR + 0.440%, 12/15/30 (b)	25,395	$24,473
3.155%, 1M LIBOR + 0.700%, 11/15/31 (b)	152,305	151,656
Merrill Lynch Mortgage Investors Trust 2.756%, 1M LIBOR + 0.250%, 11/25/35 (b)	23,097	22,306
3.969%, 12/25/35 (b)	159,815	146,432
National Credit Union Administration Guaranteed Notes 2.830%, 1M LIBOR + 0.450%, 10/07/20 (b)	1,098,226	1,099,588
2.940%, 1M LIBOR + 0.560%, 12/08/20 (b)	2,848,261	2,860,863
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates 3.556%, 1M LIBOR + 1.050%, 04/25/35 (b)	2,000,000	1,896,072
Residential Accredit Loans, Inc. 2.915%, 1M LIBOR + 0.300%, 08/25/35 (b)	104,323	91,955
3.517%, 12M MTA + 1.360%, 09/25/45 (b)	109,345	101,663
Residential Asset Securitization Trust 6.500%, 09/25/36	349,154	239,125
Sequoia Mortgage Trust 2.670%, 1M LIBOR + 0.200%, 07/20/36 (b)	731,504	695,140
3.170%, 1M LIBOR + 0.700%, 10/19/26 (b)	34,734	34,801
Structured Adjustable Rate Mortgage Loan Trust 3.557%, 12M MTA + 1.400%, 01/25/35 (b)	86,324	81,002
4.232%, 02/25/34 (b)	94,634	94,597
4.436%, 12/25/34 (b)	35,639	35,041
Structured Asset Mortgage Investments II Trust 2.696%, 1M LIBOR + 0.190%, 06/25/36 (b)	73,622	72,536
2.716%, 1M LIBOR + 0.210%, 05/25/36 (b)	34,852	31,686
2.720%, 1M LIBOR + 0.250%, 07/19/35 (b)	129,349	125,504
3.130%, 1M LIBOR + 0.660%, 10/19/34 (b)	64,375	63,235
Swan Trust 3.332%, BBSW1M + 1.300%, 04/25/41 (AUD) (b)	103,342	72,997
TBW Mortgage-Backed Trust 6.015%, 07/25/37 (j)	225,634	153,761
WaMu Mortgage Pass-Through Certificates Trust 2.579%, COFI + 1.500%, 07/25/46 (b)	518,692	505,557
2.579%, COFI + 1.500%, 11/25/46 (b)	174,772	171,289
2.863%, 12M MTA + 0.810%, 12/25/46 (b)	74,536	73,044
2.927%, 12M MTA + 0.770%, 05/25/47 (b)	332,334	309,084
3.157%, 12M MTA + 1.000%, 02/25/46 (b)	126,585	125,668
3.157%, 12M MTA + 1.000%, 08/25/46 (b)	4,802,353	4,464,737
3.357%, 12M MTA + 1.200%, 11/25/42 (b)	17,268	16,466
3.918%, 08/25/35 (b)	49,196	45,521
4.062%, 12/25/35 (b)	107,998	103,733
Wells Fargo Mortgage-Backed Securities Trust 4.209%, 04/25/36 (b)	152,554	148,203
4.607%, 09/25/34 (b)	133,840	136,873
4.620%, 04/25/36 (b)	287,600	286,601
4.649%, 03/25/36 (b)	56,153	54,130
4.848%, 11/25/34 (b)	78,294	78,965

		42,528,765

Commercial Mortgage-Backed Securities—0.3%
GS Mortgage Securities Trust 4.592%, 08/10/43 (144A)	25,000	25,487

Commercial Mortgage-Backed Securities—(Continued)
Vornado DP LLC Trust 4.004%, 09/13/28 (144A)	7,000,000	7,132,166

		7,157,653

Total Mortgage-Backed Securities (Cost $47,064,693)		49,686,418

Convertible Preferred Stock—0.0%

Banks—0.0%
Wells Fargo & Co., Series L 7.500%, 12/31/49 (Cost $900,000)	900	1,135,773

Municipals—0.0%
Tobacco Settlement Finance Authority 7.467%, 06/01/47 (Cost $671,029)	700,000	685,811

Floating Rate Loan (l)—0.0%

Hotels, Restaurants & Leisure—0.0%
Las Vegas Sands LLC Term Loan B, 4.273%, 1M LIBOR + 1.750%, 03/27/25 (Cost $97,971)	97,754	93,538

Short-Term Investments—28.9%

Certificate of Deposit—0.6%
Barclays Bank plc 2.890%, 3M LIBOR + 0.400%, 10/25/19 (b)	14,900,000	14,907,040

Commercial Paper—2.1%
Bank of Montreal 1.360%, 01/03/19 (CAD) (k)	7,200,000	5,273,003
1.549%, 01/04/19 (CAD) (k)	300,000	219,695
C.I.B.C. 1.371%, 01/03/19 (CAD) (k)	10,300,000	7,543,324
CIMIC Group, Ltd. 4.042%, 07/03/19 (AUD) (h) (k)	5,000,000	3,452,637
3.377%, 02/25/19 (AUD) (h) (k)	3,500,000	2,452,070
3.793%, 04/04/19 (h) (k)	1,000,000	988,690
Energy Transfer Partners L.P. 3.650%, 03/07/19 (k)	9,000,000	8,946,903
NiSource, Inc. 3.120%, 01/29/19 (k)	5,000,000	4,988,348
Royal Bank of Canada New York 1.026%, 01/02/19 (CAD) (k)	20,800,000	15,234,035

		49,098,705

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

Short-Term Investments—(Continued)

Security Description	Principal Amount*	Value

Foreign Government—1.9%
Japan Treasury Bill Zero Coupon, 02/04/19 (k)	4,770,000,000	$43,526,005

Repurchase Agreements—24.3%
Barclays Capital, Inc. Repurchase Agreement dated 12/31/18 at 3.100% due on 01/03/19 with a maturity value of $187,216,120; collateralized by U.S. Treasury Note at 2.000%, maturing 02/15/23, with a market value of $189,359,288.	187,200,000	187,200,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.100%, due on 01/03/19 with a maturity value of $185,047,792; collateralized by U.S. Treasury Bond at 3.000%, maturing 05/15/45, with a market value of $189,068,081.	185,000,000	185,000,000
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $1,066,048; collateralized by U.S. Treasury Note at 2.750%, maturing 02/15/24, with a market value of $1,089,464.	1,065,977	1,065,977
JPMorgan Securities LLC Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $8,801,442; collateralized by U.S. Treasury Bond at 3.750%, maturing 11/15/43, with a market value of $8,975,042.	8,800,000	8,800,000
Repurchase Agreement dated 12/31/18 at 3.100% due on 01/03/19 with a maturity value of $185,047,792; collateralized by U.S. Treasury Note at 1.875%, maturing 02/28/22, with a market value of $187,783,283.	185,000,000	185,000,000

		567,065,977

Total Short-Term Investments (Cost $674,768,067)		674,597,727

Total Purchased Options—0.0%(o) (Cost $11,163)		10,503

Total Investments—181.3% (Cost $4,394,095,025)		4,233,466,966
Other assets and liabilities (net)—(81.3)%		(1,898,689,824)

Net Assets—100.0%		$2,334,777,142

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Principal amount of security is adjusted for inflation.
(d)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(e)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2018, the market value of securities pledged was $14,302,061.
(f)	All or a portion of the security was pledged as collateral against open OTC swap contracts and open forward foreign currency exchange contracts. As of December 31, 2018, the market value of securities pledged was $1,973,795.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $5,174,019.
(h)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2018, the market value of restricted securities was $27,741,020, which is 1.2% of net assets. See details shown in the Restricted Securities table that follows.
(i)	Illiquid security. As of December 31, 2018, these securities represent 0.7% of net assets.
(j)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(k)	The rate shown represents current yield to maturity.
(l)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(m)	All of a portion of the security was pledged as collateral against secured borrowing transactions. As of December 31, 2018, the value of securities pledged amounted to $1,594,692.
(o)—	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $189,588,522, which is 8.1% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
CIMIC Group, Ltd. 4.023%, 07/03/19	12/19/18	$5,000,000	$3,478,238	$3,452,637
CIMIC Group, Ltd. 3.377%, 02/25/19	09/26/18	3,500,000	2,528,849	2,452,070
CIMIC Group, Ltd. 3.793%, 04/04/19	09/26/18	1,000,000	990,325	988,690
Duke Energy Corp., 3.114%, 05/14/21	05/11/18	7,400,000	7,400,000	7,364,801
UniCredit S.p.A., 7.830%, 12/04/23	11/27/18	12,900,000	12,900,000	13,482,822

				$27,741,020

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Fannie Mae 30 Yr. Pool	3.000%	TBA	$(52,700,000)	$(50,585,824)	$(51,425,383)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ARS	50,575,739	BNP	01/11/19	USD	1,303,498	$24,471
ARS	53,002,166	BBP	01/16/19	USD	1,369,565	12,477
ARS	33,593,723	CBNA	01/16/19	USD	862,926	13,036
AUD	5,000,000	UBSA	01/11/19	USD	3,558,155	(35,786)
BRL	2,377,328	BNP	01/03/19	USD	603,000	10,385
BRL	97,114,673	BNP	01/03/19	USD	25,063,145	(6,143)
BRL	43,905,000	CBNA	01/03/19	USD	11,330,907	(2,777)
BRL	71,180,738	DBAG	01/03/19	USD	18,488,503	(122,835)
BRL	14,510,000	GSBU	01/03/19	USD	3,737,283	6,509
BRL	54,716,000	GSBU	01/03/19	USD	14,186,891	(69,365)
BRL	2,339,766	JPMC	01/03/19	USD	594,000	9,694
BRL	51,149,000	JPMC	01/03/19	USD	13,114,792	82,396
BRL	94,286,000	JPMC	01/03/19	USD	24,158,553	168,610
BRL	14,510,000	BNP	02/04/19	USD	3,697,475	39,567
BRL	54,716,000	DBAG	02/04/19	USD	14,125,726	(33,652)
CNH	41,194,120	CBNA	04/15/19	USD	5,968,000	28,335
COP	18,737,980,250	CBNA	02/19/19	USD	5,919,157	(162,500)
EUR	6,568,000	GSBU	01/11/19	USD	7,475,149	55,099
EUR	1,032,000	UBSA	01/11/19	USD	1,178,503	4,691
GBP	905,000	BBP	01/11/19	USD	1,146,509	7,459
GBP	823,000	GSBU	01/11/19	USD	1,043,451	5,958
GBP	932,000	UBSA	01/11/19	USD	1,181,539	6,857
IDR	53,125,795,000	GSBU	03/20/19	USD	3,614,000	49,680
INR	13,157,969	SG	03/20/19	USD	184,156	2,754
JPY	685,728,357	UBSA	01/11/19	USD	6,053,463	204,915
MYR	506,797	BBP	03/20/19	USD	120,795	1,737
RUB	327,372,475	CBNA	01/30/19	USD	4,939,831	(254,839)

Contracts to Deliver
ARS	86,595,908	CBNA	01/16/19	USD	2,127,925	(130,080)
ARS	59,014,556	BBP	04/23/19	USD	1,369,565	(592)
AUD	44,302,000	CBNA	01/11/19	USD	32,454,551	1,244,951
AUD	4,864,000	GSBU	01/11/19	USD	3,467,570	41,009
AUD	3,500,000	CBNA	02/25/19	USD	2,543,030	75,408
AUD	5,000,000	UBSA	07/03/19	USD	3,567,785	35,636
BRL	63,387,000	BNP	01/03/19	USD	17,175,256	820,486
BRL	21,595,000	BNP	01/03/19	USD	5,660,105	88,281
BRL	14,510,000	BNP	01/03/19	USD	3,701,531	(42,261)
BRL	43,905,000	CBNA	01/03/19	USD	11,547,566	219,436
BRL	54,716,000	DBAG	01/03/19	USD	14,153,130	35,604
BRL	16,464,738	DBAG	01/03/19	USD	4,249,184	1,042
BRL	62,554,168	GSBU	01/03/19	USD	16,143,844	3,957
BRL	6,671,832	GSBU	01/03/19	USD	1,702,932	(18,498)
BRL	64,867,000	JPMC	01/03/19	USD	17,281,737	545,105
BRL	62,000,766	JPMC	01/03/19	USD	16,001,024	3,922
BRL	20,907,000	JPMC	01/03/19	USD	5,816,386	422,075
BRL	71,180,738	DBAG	02/04/19	USD	18,452,079	119,521
BRL	14,700,000	GSBU	04/02/19	USD	3,762,189	(5,731)
CAD	20,800,000	CBNA	01/02/19	USD	15,758,257	522,395
CAD	6,200,000	CBNA	01/03/19	USD	4,677,016	135,428

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
CAD	10,300,000	GSBU	01/03/19	USD	7,805,995	$261,100
CAD	1,000,000	GSBU	01/03/19	USD	754,915	22,400
CAD	300,000	GSBU	01/04/19	USD	226,656	6,896
CAD	21,847,000	GSBU	01/11/19	USD	16,481,274	474,540
CHF	155,000	JPMC	02/15/19	USD	155,313	(3,004)
CNH	41,937,191	CSI	04/15/19	USD	5,977,365	(127,134)
EUR	41,235,195	CBNA	01/11/19	USD	47,064,533	(211,845)
EUR	1,062,000	CBNA	01/11/19	USD	1,211,130	(6,459)
GBP	50,416,000	GSBU	01/11/19	USD	64,470,418	184,830
GBP	2,807,000	GSBU	01/11/19	USD	3,548,259	(30,955)
GBP	2,469,000	UBSA	01/11/19	USD	3,161,382	13,153
JPY	92,000,000	JPMC	01/11/19	USD	826,505	(13,143)
JPY	2,385,000,000	CBNA	02/04/19	USD	21,231,337	(577,099)
JPY	2,385,000,000	CBNA	02/04/19	USD	21,147,745	(660,691)
KRW	5,777,330,760	CBNA	03/20/19	USD	5,154,879	(36,812)
MXN	56,674,550	CBNA	01/25/19	USD	2,947,746	73,240
NZD	15,222,000	CBNA	01/11/19	USD	10,544,182	325,806
NZD	190,000	CBNA	01/11/19	USD	130,819	3,274
SGD	3,443,254	UBSA	03/20/19	USD	2,521,232	(9,519)
TWD	76,589,458	BNP	03/20/19	USD	2,503,905	(3,667)

Net Unrealized Appreciation						$3,848,738

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
90 Day Eurodollar Futures	03/18/19	16	USD	3,891,600	$(13,620)
90 Day Eurodollar Futures	06/17/19	1,408	USD	342,548,800	764,363
90 Day Eurodollar Futures	09/16/19	16	USD	3,893,600	(7,221)
90 Day Eurodollar Futures	12/16/19	16	USD	3,894,000	(5,021)
Euro-Bund Futures	03/07/19	300	EUR	49,062,000	542,755
U.S. Treasury Note 10 Year Futures	03/20/19	38	USD	4,636,594	110,091
U.S. Treasury Note 2 Year Futures	03/29/19	32	USD	6,794,000	46,462
U.S. Treasury Note 5 Year Futures	03/29/19	63	USD	7,225,313	115,093

Futures Contracts—Short
90 Day Eurodollar Futures	06/15/20	(1,392)	USD	(339,317,400)	(1,550,513)
Australian 10 Year Treasury Bond Futures	03/15/19	(57)	AUD	(7,562,473)	(53,589)
Australian 3 Year Treasury Bond Futures	03/15/19	(117)	AUD	(13,128,854)	(46,315)
Euro-BTP Futures	03/07/19	(238)	EUR	(30,421,160)	(704,252)
Euro-OAT Futures	03/07/19	(462)	EUR	(69,669,600)	(173,390)
Japanese Government 10 Year Bond Futures	03/13/19	(23)	JPY	(3,507,040,000)	(149,589)
U.S. Treasury Long Bond Futures	03/20/19	(774)	USD	(113,004,000)	(4,918,506)
U.S. Treasury Note Ultra 10 Year Futures	03/20/19	(878)	USD	(114,208,594)	(3,663,873)
U.S. Treasury Ultra Long Bond Futures	03/20/19	(29)	USD	(4,659,031)	(244,955)
United Kingdom Long Gilt Bond Futures	03/27/19	(986)	GBP	(121,445,620)	(1,358,645)

Net Unrealized Depreciation					$(11,310,725)

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

Purchased Options

Credit Default Swaptions	Strike Spread	Counterparty	Floating Rate Index	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Put - OTC - 5-Year CDS (1)	2.000%	GSI	CDX.NA.IG.31	Buy	02/20/19	38,700,000	USD	38,700,000	$3,870	$934	$(2,936)

Options on Exchange-Traded Future Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Bond Futures	USD	171.000	02/22/19	596	USD	596,000	$5,096	$9,312	$4,216
Put - U.S. Treasury Note 10-Year Futures	USD	110.500	02/22/19	257	USD	257,000	2,197	257	(1,940)

Totals							$7,293	$9,569	$2,276

Written Options

Inflation Capped Options	Initial Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Cap - CPI-U Index	233.916	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/24	(35,000,000)	USD	(35,000,000)	$(254,625)	$(35)	$254,590
Cap - CPI-U Index	234.781	JPMC	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/24	(2,800,000)	USD	(2,800,000)	(19,460)	(6)	19,454
Cap - HICP Index	100.151	GSBU	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/35	(8,700,000)	EUR	(8,700,000)	(395,798)	(23,102)	372,696
Floor - OTC CPURNSA Index	0.000	MSCS	Maximum of [(1 + 0.000%) - (Final Index/Initial Index)] or 0[10]	01/02/20	(201,300,000)	USD	(201,300,000)	(156,007)	(94,947)	61,060
Floor - OTC CPURNSA Index	216.687	CBNA	Maximum of [(1 + 0.000%)10 - (Final Index/Initial Index)] or 0 USD	04/07/20	(49,000,000)	USD	(49,000,000)	(436,720)	(1)	436,719
Floor - OTC CPURNSA Index	217.965	CBNA	Maximum of [(1 + 0.000%)10 - (Final Index/Initial Index)] or 0 USD	09/29/20	(4,700,000)	USD	(4,700,000)	(60,630)	—	60,630
Floor - OTC YOY CPURNSA Index	233.916	JPMC	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/20	(33,500,000)	USD	(33,500,000)	(378,550)	(14,941)	363,609
Floor - OTC YOY CPURNSA Index	238.643	JPMC	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/20	(14,900,000)	USD	(14,900,000)	(275,009)	(13,651)	261,358

Totals								$(1,976,799)	$(146,683)	$1,830,116

Credit Default Swaptions	Strike Spread	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5-Year CDS	1.000%	BBP	CDX.NA.IG.31	Sell	01/16/19	(5,100,000)	USD	(5,100,000)	$(4,284)	$(2,985)	$1,299
Put - OTC - 5-Year CDS	2.400%	GSI	ITRX.EUR.30	Sell	09/18/19	(2,000,000)	EUR	(2,000,000)	(3,862)	(3,170)	692
Put - OTC - 5-Year CDS	1.100%	CBNA	CDX.NA.IG.31	Sell	02/20/19	(2,900,000)	USD	(2,900,000)	(2,827)	(3,904)	(1,077)
Put - OTC - 5-Year CDS	1.100%	GSI	CDX.NA.IG.31	Sell	02/20/19	(3,100,000)	USD	(3,100,000)	(2,418)	(4,174)	(1,756)
Put - OTC - 5-Year CDS	0.950%	CBNA	CDX.NA.IG.31	Sell	01/16/19	(5,000,000)	USD	(5,000,000)	(6,385)	(4,828)	1,557
Put - OTC - 5-Year CDS	1.100%	BBP	CDX.NA.IG.31	Sell	03/20/19	(2,600,000)	USD	(2,600,000)	(4,602)	(5,996)	(1,394)
Put - OTC - 5-Year CDS	1.050%	CBNA	CDX.NA.IG.31	Sell	02/20/19	(3,700,000)	USD	(3,700,000)	(6,290)	(6,253)	37
Put - OTC - 5-Year CDS	1.200%	JPMC	CDX.NA.IG.31	Sell	03/20/19	(4,600,000)	USD	(4,600,000)	(8,556)	(7,727)	829
Put - OTC - 5-Year CDS	1.050%	BBP	CDX.NA.IG.31	Sell	02/20/19	(4,700,000)	USD	(4,700,000)	(8,131)	(7,942)	189
Put - OTC - 5-Year CDS	1.100%	MSCS	CDX.NA.IG.31	Sell	02/20/19	(6,000,000)	USD	(6,000,000)	(6,390)	(8,078)	(1,688)

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

Written Options—(Continued)

Credit Default Swaptions	Strike Spread	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5-Year CDS	0.900%	MSCS	CDX.NA.IG.31	Sell	01/16/19	(5,000,000)	USD	(5,000,000)	$(7,500)	$(8,115)	$(615)
Put - OTC - 5-Year CDS	1.200%	CBNA	CDX.NA.IG.31	Sell	03/20/19	(6,200,000)	USD	(6,200,000)	(6,820)	(10,414)	(3,594)
Put - OTC - 5-Year CDS	1.000%	BNP	CDX.NA.IG.31	Sell	02/20/19	(5,100,000)	USD	(5,100,000)	(6,758)	(10,906)	(4,148)
Put - OTC - 5-Year CDS	2.400%	GSI	CDX.NA.IG.31	Sell	09/18/19	(6,100,000)	USD	(6,100,000)	(10,370)	(11,669)	(1,299)
Put - OTC - 5-Year CDS	1.100%	CBNA	CDX.NA.IG.31	Sell	03/20/19	(5,100,000)	USD	(5,100,000)	(10,838)	(11,761)	(923)
Put - OTC - 5-Year CDS	1.000%	CBNA	CDX.NA.IG.31	Sell	01/16/19	(23,200,000)	USD	(23,200,000)	(18,676)	(13,580)	5,096
Put - OTC - 5-Year CDS	0.950%	CBNA	CDX.NA.IG.31	Sell	02/20/19	(5,000,000)	USD	(5,000,000)	(10,050)	(13,627)	(3,577)
Put - OTC - 5-Year CDS	0.950%	CBNA	CDX.NA.IG.31	Sell	02/20/19	(5,000,000)	USD	(5,000,000)	(9,250)	(13,627)	(4,377)
Put - OTC - 5-Year CDS	0.950%	JPMC	CDX.NA.IG.31	Sell	02/20/19	(5,300,000)	USD	(5,300,000)	(9,606)	(14,444)	(4,838)
Put - OTC - 5-Year CDS	1.050%	CBNA	CDX.NA.IG.31	Sell	03/20/19	(5,500,000)	USD	(5,500,000)	(8,594)	(14,983)	(6,389)
Put - OTC - 5-Year CDS	0.900%	GSI	CDX.NA.IG.31	Sell	01/16/19	(15,000,000)	USD	(15,000,000)	(18,114)	(24,344)	(6,230)

Totals									$(170,321)	$(202,527)	$(32,206)

Options on Exchange-Traded Futures Contracts	Strike Price	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Bond Futures	$148.000	02/22/19	(45)	USD	(45,000)	$(34,399)	$(41,485)	$(7,086)
Call - U.S. Treasury Note 10 Year Futures	122.000	01/25/19	(45)	USD	(45,000)	(20,337)	(23,906)	(3,569)
Call - U.S. Treasury Note 10 Year Futures	122.250	01/25/19	(67)	USD	(67,000)	(26,161)	(28,266)	(2,105)
Call - U.S. Treasury Note 10 Year Futures	122.500	02/22/19	(89)	USD	(89,000)	(37,441)	(50,062)	(12,621)
Call - U.S. Treasury Note 5-Year Futures	113.500	01/25/19	(178)	USD	(178,000)	(62,364)	(218,328)	(155,964)
Put - U.S. Treasury Bond Futures	141.000	01/25/19	(61)	USD	(61,000)	(45,677)	(5,719)	39,958

Totals						$(226,379)	$(367,766)	$(141,387)

Swap Agreements

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/(Received)	Unrealized Depreciation(2)
Pay	CPURNSA	Maturity	1.000%	Maturity	07/20/26	MSCS	USD	6,500,000	$(109,527)	$—	$(109,527)
Pay	CPURNSA	Maturity	1.788%	Maturity	07/18/26	MSCS	USD	1,400,000	(25,548)	—	(25,548)
Pay	CPURNSA	Maturity	1.805%	Maturity	09/20/26	MSCS	USD	2,300,000	(35,448)	—	(35,448)
Pay	CPURNSA	Maturity	1.810%	Maturity	07/19/26	MSCS	USD	12,600,000	(200,999)	—	(200,999)
Receive	CPURNSA	Maturity	2.560%	Maturity	05/08/23	DBAG	USD	12,300,000	(1,299,972)	—	(1,299,972)

Totals									$(1,671,494)	$—	$(1,671,494)

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPI	Annually	2.156%	Annually	10/17/27	USD	10,000,000	$149,122	$—	$149,122
Pay	12M CPI	Annually	2.335%	Annually	02/05/28	USD	13,090,000	327,624	28,402	299,222
Pay	12M CPI	Annually	2.353%	Annually	05/09/28	USD	4,030,000	163,290	—	163,290
Pay	12M CPI	Annually	2.360%	Annually	05/09/28	USD	6,060,000	250,015	—	250,015
Pay	12M CPI	Annually	2.364%	Annually	05/10/28	USD	6,160,000	256,085	—	256,085
Pay	12M CPI	Maturity	2.370%	Maturity	06/06/28	USD	6,400,000	259,464	(1,137)	260,601
Pay	12M CPTFE	Maturity	1.535%	Maturity	06/15/23	EUR	10,790,000	211,907	—	211,907
Pay	12M CPTFE	Maturity	1.620%	Maturity	05/15/28	EUR	6,170,000	197,256	387	196,869
Pay	12M HICP	Annually	1.535%	Annually	03/15/28	EUR	3,800,000	91,513	—	91,513
Pay	12M HICP	Maturity	1.946%	Maturity	03/15/48	EUR	2,100,000	124,493	5,193	119,300
Pay	1M CPTFE	Maturity	1.796%	Maturity	11/15/38	EUR	3,560,000	138,821	332	138,489
Pay	1M CPTFE	Maturity	1.808%	Maturity	11/15/38	EUR	3,500,000	146,403	—	146,403

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	1M CPTFE	Maturity	1.945%	Maturity	11/15/48	EUR	1,230,000	$70,144	$—	$70,144
Pay	1M CPTFE	Maturity	1.950%	Maturity	11/15/48	EUR	2,040,000	120,494	6,931	113,563
Pay	1M TIIE	Monthly	9.182%	Monthly	11/28/28	MXN	115,800,000	138,002	—	138,002
Pay	1M UKRPI	Maturity	3.140%	Maturity	04/15/31	GBP	600,000	(59,767)	(63,551)	3,784
Pay	1M UKRPI	Annually	3.300%	Annually	12/15/30	GBP	4,500,000	(208,276)	(213,641)	5,365
Pay	1M UKRPI	Maturity	3.325%	Maturity	08/15/30	GBP	24,200,000	(631,503)	(197,470)	(434,033)
Pay	1M UKRPI	Maturity	3.350%	Maturity	05/15/30	GBP	14,000,000	(125,663)	1,788	(127,451)
Pay	1M UKRPI	Annually	3.358%	Annually	04/15/35	GBP	2,900,000	(82,910)	(64,562)	(18,348)
Pay	1M UKRPI	Annually	3.400%	Annually	06/15/30	GBP	18,500,000	(26,528)	57,523	(84,051)
Pay	1M UKRPI	Annually	3.470%	Annually	09/15/32	GBP	7,240,000	(152,520)	(23,095)	(129,425)
Pay	1M UKRPI	Annually	3.513%	Annually	09/15/28	GBP	4,600,000	(32,721)	208	(32,929)
Pay	1M UKRPI	Maturity	3.530%	Maturity	10/15/31	GBP	580,000	(4,912)	15,822	(20,734)
Pay	1M UKRPI	Maturity	3.578%	Maturity	11/15/28	GBP	11,230,000	39,628	—	39,628
Pay	1M UKRPI	Maturity	3.579%	Maturity	10/15/33	GBP	2,400,000	14,061	—	14,061
Pay	1M UKRPI	Maturity	3.595%	Maturity	11/15/28	GBP	2,250,000	13,914	—	13,914
Pay	1M UKRPI	Maturity	3.633%	Maturity	12/15/28	GBP	4,500,000	50,925	—	50,925
Pay	3M CPURNSA	Annually	1.730%	Annually	07/26/26	USD	7,500,000	(167,300)	(402,024)	234,724
Pay	3M CPURNSA	Annually	1.780%	Annually	09/15/26	USD	5,000,000	(82,941)	(242,701)	159,760
Pay	3M CPURNSA	Annually	1.801%	Annually	09/12/26	USD	5,870,000	(83,850)	(271,133)	187,283
Pay	3M CPURNSA	Annually	2.150%	Annually	09/25/27	USD	4,500,000	62,872	—	62,872
Pay	3M LIBOR	Quarterly	2.000%	Semi-Annually	06/20/23	USD	75,900,000	(1,853,538)	(2,932,218)	1,078,680
Pay	3M LIBOR	Quarterly	2.250%	Semi-Annually	12/20/22	USD	81,000,000	(1,001,477)	102,021	(1,103,498)
Pay	3M LIBOR	Quarterly	2.500%	Semi-Annually	12/19/23	USD	20,900,000	(84,891)	(168,036)	83,145
Pay	3M LIBOR	Quarterly	2.670%	Semi-Annually	11/19/23	USD	14,000,000	55,556	—	55,556
Pay	3M LIBOR	Quarterly	2.678%	Semi-Annually	10/25/23	USD	16,600,000	71,722	—	71,722
Pay	3M LIBOR	Quarterly	2.681%	Semi-Annually	12/12/23	USD	14,000,000	61,648	—	61,648
Pay	3M LIBOR	Quarterly	2.750%	Semi-Annually	12/19/23	USD	38,600,000	312,000	(260,628)	572,628
Pay	CPURNSA	Annually	2.180%	Annually	09/20/27	USD	4,490,000	77,214	—	77,214
Pay	FRCPXT	Annually	1.350%	Annually	01/15/23	EUR	7,400,000	145,689	2,388	143,301
Pay	FRCPXT	Annually	1.575%	Annually	01/15/28	EUR	3,100,000	118,322	—	118,322
Pay	FRCPXT	Annually	1.590%	Annually	02/15/28	EUR	13,200,000	530,822	(377)	531,199
Pay	FRCPXT	Annually	1.606%	Annually	02/15/28	EUR	1,920,000	81,062	—	81,062
Pay	FRCPXT	Maturity	1.621%	Maturity	07/15/28	EUR	9,210,000	388,354	—	388,354
Pay	FRCPXT	Annually	1.910%	Annually	01/15/38	EUR	2,280,000	182,420	6,477	175,943
Pay	UKRPI	Annually	3.500%	Annually	09/15/33	GBP	1,040,000	(21,085)	797	(21,882)
Pay	UKRPI	Annually	3.593%	Annually	11/15/28	GBP	4,320,000	25,028	—	25,028
Receive	FRCPXT	Annually	1.000%	Annually	04/15/20	EUR	1,190,000	(9,273)	—	(9,273)
Receive	FRCPXT	Annually	1.160%	Annually	08/15/20	EUR	530,000	(6,464)	183	(6,647)
Receive	FRCPXT	Annually	1.345%	Annually	06/15/21	EUR	4,900,000	(69,131)	—	(69,131)
Receive	12M CPI	Annually	1.925%	Annually	05/08/19	USD	7,630,000	(69,465)	—	(69,465)
Receive	12M CPI	Annually	1.980%	Annually	04/10/19	USD	14,310,000	(122,161)	—	(122,161)
Receive	12M CPI	Annually	2.069%	Annually	07/15/22	USD	4,500,000	(42,799)	—	(42,799)
Receive	12M CPI	Annually	2.070%	Annually	03/23/19	USD	13,480,000	(96,454)	781	(97,235)
Receive	12M CPI	Annually	2.168%	Annually	07/15/20	USD	13,200,000	(145,201)	—	(145,201)
Receive	12M CPI	Annually	2.210%	Annually	02/05/23	USD	25,780,000	(484,713)	—	(484,713)
Receive	12M CPI	Annually	2.263%	Annually	04/27/23	USD	17,820,000	(445,485)	(2,800)	(442,685)
Receive	12M CPI	Annually	2.263%	Annually	05/09/23	USD	4,030,000	(98,615)	—	(98,615)
Receive	12M CPI	Annually	2.281%	Annually	05/10/23	USD	6,160,000	(166,108)	—	(166,108)
Receive	12M HICP	Maturity	1.710%	Maturity	03/15/33	EUR	2,100,000	(83,491)	(2,813)	(80,678)
Receive	12M UKRPI	Monthly	3.585%	Monthly	10/15/46	GBP	5,230,000	(291,162)	(398,518)	107,356
Receive	1D FEDRC	Annually	2.000%	Annually	12/15/47	USD	9,630,000	1,057,712	22,083	1,035,629
Receive	1D FEDRC	Annually	2.428%	Annually	12/20/47	USD	2,000,000	43,428	—	43,428
Receive	1D FEDRC	Annually	2.478%	Annually	12/20/47	USD	4,834,000	54,632	17,887	36,745
Receive	1D FEDRC	Annually	2.499%	Annually	12/20/47	USD	1,590,000	10,987	—	10,987
Receive	1M UKRPI	Annually	3.428%	Annually	03/15/47	GBP	8,610,000	506,346	459,191	47,155
Receive	3M CPURNSA	Annually	1.550%	Annually	07/26/21	USD	7,500,000	122,679	253,846	(131,167)
Receive	3M CPURNSA	Annually	1.603%	Annually	09/12/21	USD	5,870,000	73,372	176,800	(103,428)

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M CPURNSA	Annually	2.021%	Annually	11/25/20	USD	10,400,000	$(71,212)	$—	$(71,212)
Receive	3M CPURNSA	Annually	2.027%	Annually	11/23/20	USD	11,000,000	(77,146)	—	(77,146)
Receive	3M LIBOR	Semi-Annually	1.750%	Quarterly	06/20/20	USD	78,340,000	1,085,228	1,469,939	(384,711)
Receive	3M LIBOR	Semi-Annually	1.850%	Quarterly	07/27/26	USD	13,350,000	485,634	—	485,634
Receive	3M LIBOR	Semi-Annually	2.000%	Quarterly	07/27/26	USD	87,400,000	2,599,722	1,487,733	1,111,989
Receive	3M LIBOR	Semi-Annually	2.150%	Quarterly	06/19/48	USD	2,410,000	358,522	—	358,522
Receive	3M LIBOR	Semi-Annually	2.250%	Semi-Annually	06/20/28	USD	28,730,000	1,080,225	1,593,677	(513,452)
Receive	3M LIBOR	Semi-Annually	2.300%	Quarterly	04/21/26	USD	34,400,000	535,125	—	535,125
Receive	3M LIBOR	Semi-Annually	2.300%	Quarterly	04/27/26	USD	41,300,000	644,648	—	644,648
Receive	3M LIBOR	Semi-Annually	2.400%	Quarterly	03/16/26	USD	12,900,000	139,004	—	139,004
Receive	3M LIBOR	Semi-Annually	2.400%	Quarterly	12/07/26	USD	12,100,000	162,912	137,159	25,753
Receive	3M LIBOR	Semi-Annually	2.750%	Quarterly	12/19/48	USD	300,000	7,530	8,036	(506)
Receive	3M LIBOR	Semi-Annually	2.765%	Quarterly	07/18/28	USD	30,350,000	(114,997)	—	(114,997)
Receive	3M LIBOR	Semi-Annually	3.000%	Quarterly	12/19/48	USD	11,100,000	(300,441)	657,439	(957,880)
Receive	3M LIBOR	Semi-Annually	3.100%	Quarterly	04/17/28	USD	54,870,000	(595,368)	(165,305)	(430,063)
Receive	3M LIBOR	Semi-Annually	3.134%	Quarterly	09/13/28	USD	53,000,000	(566,379)	—	(566,379)
Receive	3M NZDBB	Semi-Annually	3.250%	Quarterly	03/21/28	NZD	8,400,000	(303,740)	25,634	(329,374)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	798,000,000	(109,994)	(14,442)	(95,552)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/20/28	JPY	450,000,000	(58,511)	(7,027)	(51,484)
Receive	6M LIBOR	Semi-Annually	0.450%	Semi-Annually	03/20/29	JPY	2,270,000,000	(543,274)	(123,466)	(419,808)
Receive	6M LIBOR	Semi-Annually	1.500%	Semi-Annually	03/20/29	GBP	10,000,000	(65,644)	156,308	(221,952)
Receive	6M LIBOR	Semi-Annually	1.500%	Semi-Annually	12/21/45	JPY	143,000,000	(271,828)	(215,769)	(56,059)
Receive	6M LIBOR	Semi-Annually	1.750%	Semi-Annually	03/20/49	GBP	21,010,000	(1,368,001)	(603,648)	(764,353)

Totals								$2,646,637	$320,604	$2,326,033

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)
Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums (Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.31	(5.000%)	Quarterly	12/20/23	0.000%	USD	8,700,000	$(173,417)	$(581,032)	$407,615
ITRX.EUR.26	(1.000%)	Quarterly	12/20/21	0.000%	EUR	13,800,000	(244,111)	(223,084)	(21,027)
ITRX.EUR.28	(1.000%)	Quarterly	12/20/22	0.000%	EUR	38,300,000	(565,598)	(1,068,020)	502,422

Totals							$(983,126)	$(1,872,136)	$889,010

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (d)
Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Daimler AG 0.625%, due 03/05/20	1.000%	Quarterly	12/20/20	2.008%	EUR	890,000	$11,320	$14,752	$(3,432)
Deutsche Bank AG 5.125%, due 08/31/17	1.000%	Quarterly	12/20/19	1.229%	EUR	400,000	(2,069)	(2,934)	865
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/20	1.558%	USD	500,000	(5,987)	(11,754)	5,767
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	2.008%	USD	1,000,000	(45,169)	(54,444)	9,275

Totals							$(41,905)	$(54,380)	$12,475

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium (Received)	Unrealized Appreciation
CMBX.NA.AAA.8	0.500%	Monthly	10/17/57	DBAG	0.463%	USD	7,900,000	$15,382	$(496,449)	$511,831
CMBX.NA.AAA.8	0.500%	Monthly	10/17/57	GSI	0.463%	USD	900,000	1,752	(46,593)	48,345

Totals								$17,134	$(543,042)	$560,176

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	Illiquid security. As of December 31, 2018, these securities represent 0.7% of net assets.
(2)	There is no upfront payment premium paid or (received) therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC
(SG)—	Societe Generale Paris
(UBSA)—	UBS AG

Currencies

(ARS)—	Argentine Peso
(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(CNH)—	Chinese Renminbi
(COP)—	Colombian Peso
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NZD)—	New Zealand Dollar
(PEN)—	Peruvian Nuevo Sol
(RUB)—	Russian Ruble
(SGD)—	Singapore Dollar
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar

Index Abbreviations

(ARLLMON)—	Argentina Blended Historical Policy Rate
(BBSW)—	Bank Bill Swap Rate
(BADLAR)—	Buenos Aires Deposits of Large Amount Rate Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMBX)—	Commercial Mortgage-Backed Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMT)—	Constant Maturity Treasury Index
(COFI)—	11th District Cost of Funds Index
(CPI)—	U.S. Consumer Price Index
(CPI-U)—	U.S. Consumer Price Index for All Urban Consumers
(CPURNSA)—	U.S. Consumer Price for All Urban Consumers Non-SeasonallyAdjusted
(EURIBOR)—	Euro Interbank Offered Rate
(FEDRC)—	U.S. Federal Funds Rate Compounded
(FRCPXT)—	France Consumer Price ex-Tobacco Index
(HICP)—	Harmonized Index of Consumer Prices
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.EUR)—	Markit iTraxx Europe CDS Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(NZDBB)—	New Zealand Dollar Bank Bill Index
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(UKRPI)—	United Kingdom Retail Price Index
(YOY)—	Year over year options may have a series of expirations

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CDS)—	Credit Default Swap
(CMO)—	Collateralized Mortgage Obligation
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$2,988,738,415	$—	$2,988,738,415
Total Corporate Bonds & Notes*	—	220,912,163	—	220,912,163
Total Asset-Backed Securities*	—	162,251,461	—	162,251,461
Total Foreign Government*	—	135,355,157	—	135,355,157
Total Mortgage-Backed Securities*	—	49,686,418	—	49,686,418
Total Convertible Preferred Stock*	1,135,773	—	—	1,135,773
Total Municipals	—	685,811	—	685,811
Total Floating Rate Loan*	—	93,538	—	93,538
Total Short-Term Investments*	—	674,597,727	—	674,597,727
Purchased Options
Credit Default Swaptions at Value	—	934	—	934
Options on Exchange-Traded Futures Contracts at Value	9,569	—	—	9,569
Total Purchased Options	9,569	934	—	10,503
Total Investments	$1,145,342	$4,232,321,624	$—	$4,233,466,966

TBA Forward Sales Commitments	$—	$(51,425,383)	$—	$(51,425,383)
Secured Borrowings (Liability)	$—	$(1,884,391,952)	$—	$(1,884,391,952)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$6,414,125	$—	$6,414,125
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(2,565,387)	—	(2,565,387)
Total Forward Contracts	$—	$3,848,738	$—	$3,848,738
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,578,764	$—	$—	$1,578,764
Futures Contracts (Unrealized Depreciation)	(12,889,489)	—	—	(12,889,489)
Total Futures Contracts	$(11,310,725)	$—	$—	$(11,310,725)
Written Options
Credit Default Swaptions at Value	$—	$(202,527)	$—	$(202,527)
Inflation Capped Options at Value	—	(146,683)	—	(146,683)
Options on Exchange-Traded Futures Contracts at Value	(367,766)	—	—	(367,766)
Total Written Options	$(367,766)	$(349,210)	$—	$(716,976)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$12,348,562	$—	$12,348,562
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(9,121,044)	—	(9,121,044)
Total Centrally Cleared Swap Contracts	$—	$3,227,518	$—	$3,227,518
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$17,134	$—	$17,134
OTC Swap Contracts at Value (Liabilities)	—	(1,671,494)	—	(1,671,494)
Total OTC Swap Contracts	$—	$(1,654,360)	$—	$(1,654,360)

*	See Schedule of Investments for additional detailed categorizations

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a)	$3,666,400,989
Repurchase Agreement at value which equals cost	567,065,977
Cash	48,406
Cash denominated in foreign currencies (b)	7,104,349
Cash collateral (c)	5,706,000
OTC swap contracts at market value (d)	17,134
Unrealized appreciation on forward foreign currency exchange contracts	6,414,125
Receivable for:
Investments sold	1,026,519,681
TBA securities sold (e)	192,438,477
Fund shares sold	25,541
Principal paydowns	66,773
Interest	10,609,538
Deferred dollar roll income	631,709
Variation margin on centrally cleared swap contracts	36,870
Prepaid expenses	6,779
Other assets	15,018

Total Assets	5,483,107,366
Liabilities
Written options at value (f)	716,976
TBA Forward sales commitments, at value	51,425,383
Secured borrowings	1,884,391,952
OTC swap contracts at market value	1,671,494
Cash collateral (g)	13,961,000
Unrealized depreciation on forward foreign currency exchange contracts	2,565,387
Payables for:
Investments purchased	625,812,182
TBA securities purchased	562,334,051
Fund shares redeemed	3,518,224
Variation margin on futures contracts	38,932
Interest on OTC swap contracts	9,349
Accrued Expenses:
Management fees	923,181
Distribution and service fees	228,827
Deferred trustees’ fees	123,956
Other expenses	609,330

Total Liabilities	3,148,330,224

Net Assets	$2,334,777,142

Net Assets Consist of:
Paid in surplus	$2,767,584,804
Distributed earnings (Accumulated losses)	(432,807,662)

Net Assets	$2,334,777,142

Net Assets
Class A	$1,261,898,697
Class B	1,049,025,319
Class E	23,853,126
Capital Shares Outstanding*
Class A	131,909,926
Class B	110,655,525
Class E	2,508,792
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.57
Class B	9.48
Class E	9.51

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $3,827,029,048.
(b)	Identified cost of cash denominated in foreign currencies was $7,323,533.
(c)	Includes collateral of $4,079,000 for futures contracts and $1,627,000 for centrally cleared swap contracts.
(d)	Net premium received on OTC swap contracts was $543,042.
(e)	Includes $50,585,824 related to TBA Forward Sale Commitments.
(f)	Premiums received on written options were $2,373,499.
(g)	Includes collateral of $4,773,000 for OTC swaps contracts and forward foreign currency contracts, $7,818,000 for TBAs and $1,370,000 for secured-borrowing transactions.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends	$67,500
Interest (a)	108,341,621

Total investment income	108,409,121
Expenses
Management fees	12,015,183
Administration fees	92,018
Custodian and accounting fees	436,108
Distribution and service fees—Class B	2,881,460
Distribution and service fees—Class E	38,952
Interest expense	18,601,468
Audit and tax services	139,813
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	148,372
Insurance	16,841
Miscellaneous	42,352

Total expenses	34,491,390
Less management fee waiver	(430,480)

Net expenses	34,060,910

Net Investment Income	74,348,211

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(61,894,577)
Purchased options	(799,473)
Futures contracts	5,616,682
Written options	3,208,744
Swap contracts	10,622,938
Foreign currency transactions	(2,080,664)
Forward foreign currency transactions	11,943,260

Net realized loss	(33,383,090)

Net change in unrealized appreciation (depreciation) on:
Investments	(101,145,781)
Purchased options	1,078,058
Futures contracts	(11,860,414)
Written options	(447,316)
Swap contracts	(1,759,249)
Foreign currency transactions	4,384
Forward foreign currency transactions	14,848,381

Net change in unrealized depreciation	(99,281,937)

Net realized and unrealized loss	(132,665,027)

Net Decrease in Net Assets From Operations	$(58,316,816)

(a)	Net of foreign withholding taxes of $4,903.

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$74,348,211	$75,819,006
Net realized loss	(33,383,090)	(22,802,131)
Net change in unrealized appreciation (depreciation)	(99,281,937)	41,569,419

Increase (decrease) in net assets from operations	(58,316,816)	94,586,294

From Distributions to Shareholders (a)
Class A	(25,053,866)	(24,991,933)
Class B	(18,321,345)	(19,221,505)
Class E	(438,923)	(501,956)

Total distributions	(43,814,134)	(44,715,394)

Decrease in net assets from capital share transactions	(219,166,533)	(28,819,743)

Total increase (decrease) in net assets	(321,297,483)	21,051,157

Net Assets
Beginning of period	2,656,074,625	2,635,023,468

End of period	$2,334,777,142	$2,656,074,625 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	5,622,203	$55,183,854	5,427,520	$53,554,068
Reinvestments	2,593,568	25,053,866	2,563,275	24,991,933
Redemptions	(17,472,585)	(169,402,500)	(8,539,454)	(84,445,077)

Net decrease	(9,256,814)	$(89,164,780)	(548,659)	$(5,899,076)

Class B
Sales	4,199,913	$40,708,749	7,735,783	$75,633,943
Reinvestments	1,910,463	18,321,345	1,985,693	19,221,505
Redemptions	(19,317,525)	(185,813,675)	(11,562,742)	(113,182,695)

Net decrease	(13,207,149)	$(126,783,581)	(1,841,266)	$(18,327,247)

Class E
Sales	199,278	$1,927,290	349,708	$3,429,870
Reinvestments	45,674	438,923	51,748	501,956
Redemptions	(577,565)	(5,584,385)	(868,244)	(8,525,246)

Net decrease	(332,613)	$(3,218,172)	(466,788)	$(4,593,420)

Decrease derived from capital shares transactions		$(219,166,533)		$(28,819,743)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017, the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $53,846,869 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Statement of Cash Flows

For the Year Ended December 31, 2018

Cash Flows from Operating Activities
Net Decrease in Net Assets from Operations	$(58,316,816)

Adjustments to reconcile net increase/(decrease) in net assets resulting from operations to net cash provided by/ (used in) operating activities:
Investments purchased	(8,128,569,397)
Proceeds from investments sold	8,255,905,147
Sales of short-term investments, net	(168,099,017)
Net amortization/accretion of premium (discount)	(60,290,696)
Payments on forward sales commitments, net	(26,488,264)
Premium received on open written options, net	3,037,818
Proceeds received for closed purchased options	1,475,264
Increase in cash collateral, asset	(3,043,000)
Decrease in OTC swap contracts at market value, asset	21,076
Increase in unrealized appreciation on forward foreign currency exchange contracts	(3,447,507)
Decrease in receivable for investments sold	465,144,324
Increase in receivable for TBA securities sold	(9,370,039)
Increase in receivable for principal paydowns	(66,591)
Decrease in interest receivable	4,830,833
Increase in receivable for deferred dollar roll income, asset	(356,347)
Decrease in receivable for variation margin on centrally cleared swap contracts	2,075,733
Decrease in receivable for variation margin on futures contracts	1,183,493
Decrease in interest receivable on OTC swap contracts	1,629
Decrease in receivable for premium on written options	450,391
Decrease in other assets and prepaid expenses	13,241
Decrease in OTC swap contracts at market value, liability	(798,097)
Increase in cash collateral, liability	13,311,000
Decrease in unrealized depreciation on forward foreign currency exchange contracts	(11,400,874)
Increase in payable for investments purchased	254,188,501
Increase in payable for TBA securities purchased	286,098,160
Increase in payable for variation margin on futures contracts	38,932
Increase in payable for interest on OTC swap contracts	9,349
Decrease in accrued management fees	(98,318)
Decrease in accrued distribution and service fees	(33,317)
Decrease in payable for premium on purchased options	(2,707)
Decrease in deferred trustee’s fees	(5,913)
Increase in other expenses	85,214
Payments on foreign currency transactions	(2,076,280)
Net realized loss from investments, purchased options and written options	59,485,306
Net realized loss on foreign currency transactions	2,080,664
Net change in unrealized (appreciation) depreciation on investments, purchased options and written options	100,515,039
Net change in unrealized appreciation on foreign currency transactions	(4,384)

Net cash provided by operating activities	$977,483,550

Cash Flows From Financing Activities
Proceeds from shares sold, including increase in receivable for shares sold	98,179,243
Payment on shares redeemed, including decrease in payable for shares redeemed	(358,365,193)
Decrease in due to custodian bank	(198,624)
Proceeds from issuance of reverse repurchase agreements	8,526,000
Repayment of reverse repurchase agreements	(8,526,000)
Proceeds from secured borrowings	17,160,079,557
Repayment of secured borrowings	(17,874,149,492)

Net cash used in financing activities	$(974,454,509)

Net increase in cash and foreign currency (a)	$3,029,041

Cash and cash in foreign currency at beginning of year	$4,123,714

Cash and cash in foreign currency at end of year	$7,152,755

Supplemental disclosure of cash flow information:
Non-cash financing activities included herein consist of reinvestment of dividends and distributions:	$(43,814,134)

Cash paid for interest and fees on borrowings:	$18,601,468

(a)	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(133,964).

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015		2014
Net Asset Value, Beginning of Period	$9.96	$9.77	$9.30		$10.07		$9.95

Income (Loss) from Investment Operations
Net investment income (a)	0.30	0.29	0.23		0.07		0.24
Net realized and unrealized gain (loss)	(0.51)	0.08	0.24		(0.33)		0.07

Total income (loss) from investment operations	(0.21)	0.37	0.47		(0.26)		0.31

Less Distributions
Distributions from net investment income	(0.18)	(0.18)	0.00		(0.51)		(0.19)

Total distributions	(0.18)	(0.18)	0.00		(0.51)		(0.19)

Net Asset Value, End of Period	$9.57	$9.96	$9.77		$9.30		$10.07

Total Return (%) (b)	(2.13)	3.81	5.05	(c)	(2.71	)(c)	3.08 (c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.24	0.96	0.75		0.61		0.56
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	0.51	0.51		0.51		0.51
Net ratio of expenses to average net assets (%) (d)(e)	1.23	0.95	0.75		0.61		0.56
Net ratio of expenses to average net assets excluding interest expense (%) (d)(e)	0.49	0.49	0.50		0.50		0.51
Ratio of net investment income to average net assets (%)	3.05	2.96	2.32		0.71		2.39
Portfolio turnover rate (%)	256 (f)	133 (f)	120	(f)	64		43
Net assets, end of period (in millions)	$1,261.9	$1,405.7	$1,385.2		$1,445.5		$1,579.7

	Class B
	Year Ended December 31,
	2018	2017	2016		2015		2014
Net Asset Value, Beginning of Period	$9.87	$9.69	$9.24		$10.01		$9.88

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.27	0.20		0.04		0.22
Net realized and unrealized gain (loss)	(0.51)	0.06	0.25		(0.32)		0.07

Total income (loss) from investment operations	(0.24)	0.33	0.45		(0.28)		0.29

Less Distributions
Distributions from net investment income	(0.15)	(0.15)	0.00		(0.49)		(0.16)

Total distributions	(0.15)	(0.15)	0.00		(0.49)		(0.16)

Net Asset Value, End of Period	$9.48	$9.87	$9.69		$9.24		$10.01

Total Return (%) (b)	(2.41)	3.47	4.87	(c)	(3.00	)(c)	2.89

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.49	1.21	1.00		0.86		0.81
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	0.76	0.76		0.76		0.76
Net ratio of expenses to average net assets (%) (d)(e)	1.48	1.20	1.00		0.86		0.81
Net ratio of expenses to average net assets excluding interest expense (%) (d)(e)	0.74	0.74	0.75		0.75		0.76
Ratio of net investment income to average net assets (%)	2.80	2.71	2.07		0.46		2.14
Portfolio turnover rate (%)	256 (f)	133 (f)	120	(f)	64		43
Net assets, end of period (in millions)	$1,049.0	$1,222.2	$1,217.7		$1,257.5		$1,437.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018		2017		2016		2015		2014
Net Asset Value, Beginning of Period	$9.90		$9.71		$9.26		$10.02		$9.90

Income (Loss) from Investment Operations
Net investment income (a)	0.28		0.28		0.21		0.05		0.23
Net realized and unrealized gain (loss)	(0.51)		0.07		0.24		(0.31)		0.06

Total income (loss) from investment operations	(0.23)		0.35		0.45		(0.26)		0.29

Less Distributions
Distributions from net investment income	(0.16)		(0.16)		0.00		(0.50)		(0.17)

Total distributions	(0.16)		(0.16)		0.00		(0.50)		(0.17)

Net Asset Value, End of Period	$9.51		$9.90		$9.71		$9.26		$10.02

Total Return (%) (b)	(2.31	)(c)	3.66	(c)	4.86	(c)	(2.80	)(c)	2.89 (c)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.39		1.11		0.90		0.76		0.71
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66		0.66		0.66		0.66		0.66
Net ratio of expenses to average net assets (%) (d)(e)	1.38		1.10		0.90		0.76		0.71
Net ratio of expenses to average net assets excluding interest expense (%) (d)(e)	0.64		0.64		0.65		0.65		0.66
Ratio of net investment income to average net assets (%)	2.90		2.81		2.16		0.51		2.24
Portfolio turnover rate (%)	256	(f)	133	(f)	120	(f)	64		43
Net assets, end of period (in millions)	$23.9		$28.1		$32.1		$32.8		$41.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.
(d)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% for each of the years ended December 31, 2018 and 2017.
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 54%, 74% and 61% for the years ended December 31, 2018, 2017 and 2016, respectively.

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Inflation Protected Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or

BHFTI-26

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s Custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTI-27

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

BHFTI-28

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

BHFTI-29

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its Custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had investments in repurchase agreements with a gross value of $567,065,977, which is reflected as repurchase agreement on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the Portfolio had an outstanding reverse repurchase agreement balance for 15 days. The average amount of borrowings was $8,526,000 and the annualized weighted average interest rate was 1.700% during the 15 day period. There were no outstanding reverse repurchase agreements as of December 31, 2018.

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2018, the Portfolio entered into secured borrowing transactions involving U.S. Treasury securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also

BHFTI-30

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the Portfolio’s average amount of borrowings was $908,727,327 and the weighted average interest rate was 2.021%. For the year ended December 31, 2018, the Portfolio had an outstanding secured borrowing transaction balance for 365 days.

At December 31, 2018, the amount of the Portfolio’s outstanding borrowings was $1,884,391,952. Securities in the amount of $1,594,692 have been pledged and cash in the amount of $1,370,000 has been received as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2018. The MSFTA is a master netting agreement which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2018:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged/ (Received)(b)	Net Amount(c)
Barclays Capital, Inc.	$(596,807,040)	$595,286,937	$1,594,692	$74,589
BNP Paribas S.A.	(955,224,137)	953,015,270	—	(2,208,867)
Morgan Stanley & Co. LLC	(332,360,775)	332,477,785	(1,370,000)	(1,252,990)

	$(1,884,391,952)	$1,880,779,992	$224,692	$(3,387,268)

(a)	Represents market value of borrowings as of December 31, 2018.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$1,715,991,689	$168,400,263	$—	$1,884,391,952
Total Borrowings	$—	$1,715,991,689	$168,400,263	$—	$1,884,391,952
Gross amount of recognized liabilities for secured borrowing transactions					$1,884,391,952

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the

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contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

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The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

The purpose of interest rate-capped options is to protect the buyer from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take

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delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2018, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Asset Swaps: Asset swaps combine an interest rate swap with a bond and are used to alter the cash flow profile of a bond. Asset swaps can be used to transform the cash flow characteristics of referenced assets, so that the Portfolio can hedge the currency, credit, and interest rate risks to create synthetic investments with more suitable cash flow characteristics. An asset swap involves transactions in which a Portfolio acquires or sells a bond position and then enters into an interest rate swap which transforms the fixed coupon of the bond into a floating coupon.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$9,569	OTC swap contracts at market value (c)	$1,671,494
	Unrealized appreciation on centrally cleared swap contracts (b) (d)	11,422,618	Unrealized depreciation on centrally cleared swap contracts (b) (d)	9,096,585
	Unrealized appreciation on futures contracts (b) (e)	1,578,764	Unrealized depreciation on futures contracts (b) (e)	12,889,489
			Written options at value (f)	514,449
Credit	Investments at market value (a)	934	Unrealized depreciation on centrally cleared swap contracts (b) (d)
	OTC swap contracts at market value (c)	17,134		24,459
	Unrealized appreciation on centrally cleared swap contracts (b) (d)	925,944	Written options at value	202,527
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	6,414,125	Unrealized depreciation on forward foreign currency exchange contracts	2,565,387

Total		$20,369,088		$26,964,390

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Excludes OTC swap interest payable of $9,349.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Includes exchange-traded written options with a value of $367,766 that are not subject to a master netting agreement.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$21,673	$(17,515)	$—	$4,158
BNP Paribas S.A.	983,190	(62,977)	(880,000)	40,213
Citibank N.A.	2,641,309	(2,136,080)	(505,229)	—
Deutsche Bank AG	171,549	(171,549)	—	—
Goldman Sachs Bank USA	1,111,978	(147,651)	(964,327)	—
Goldman Sachs International	2,686	(2,686)	—	—
JPMorgan Chase Bank N.A.	1,231,802	(66,951)	(1,060,000)	104,851
Societe Generale Paris	2,754	—	(2,754)	—
UBS AG	265,252	(45,305)	—	219,947

	$6,432,193	$(2,650,714)	$(3,412,310)	$369,169

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The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$17,515	$(17,515)	$—	$—
BNP Paribas S.A.	62,977	(62,977)	—	—
Citibank N.A.	2,136,080	(2,136,080)	—	—
Credit Suisse International	127,134	—	—	127,134
Deutsche Bank AG	1,456,459	(171,549)	(1,236,931)	47,979
Goldman Sachs Bank USA	147,651	(147,651)	—	—
Goldman Sachs International	43,357	(2,686)	—	40,671
JPMorgan Chase Bank N.A.	66,951	(66,951)	—	—
Morgan Stanley Capital Services LLC	482,662	—	(482,662)	—
UBS AG	45,305	(45,305)	—	—

	$4,586,091	$(2,650,714)	$(1,719,593)	$215,784

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(837,808)	$—	$38,335	$(799,473)
Forward foreign currency transactions	—	—	11,943,260	11,943,260
Futures contracts	5,616,682	—	—	5,616,682
Swap contracts	12,216,070	(1,593,132)	—	10,622,938
Written options	1,982,155	984,949	241,640	3,208,744

	$18,977,099	$(608,183)	$12,223,235	$30,592,151

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$1,080,994	$(2,936)	$—	$1,078,058
Forward foreign currency transactions	—	—	14,848,381	14,848,381
Futures contracts	(11,860,414)	—	—	(11,860,414)
Swap contracts	(3,099,135)	1,339,886	—	(1,759,249)
Written options	(244,668)	(202,648)	—	(447,316)

	$(14,123,223)	$1,134,302	$14,848,381	$1,859,460

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$139,507,536
Forward foreign currency transactions	843,305,016
Futures contracts long	150,351,047
Futures contracts short	(432,663,303)
Swap contracts	1,447,069,767
Written options	(596,297,849)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

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4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or

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dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$8,663,866,282	$390,934,233	$8,962,718,444	$207,608,305

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2018 were as follows:

Purchases	Sales
$7,321,621,634	$7,035,823,600

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Feesearned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$12,015,183	0.500%	First $1.2 billion
	0.450%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	Over $	2 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 amounted to $134,176 and are included in the total amount shown as management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $296,304 was waived in the aggregate for the year ended December 31, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-38

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$4,387,933,295

Gross unrealized appreciation	57,009,875
Gross unrealized depreciation	(263,357,732)

Net unrealized appreciation (depreciation)	$(206,347,857)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$43,814,134	$44,715,394	$—	$—	$43,814,134	$44,715,394

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$80,903,112	$—	$(206,312,853)	$(307,273,965)	$(432,683,706)
The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

BHFTI-39

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

At December 31, 2018, the Portfolio had accumulated short-term capital losses of $17,164,975 and accumulated long-term capital losses of $290,108,990.

9. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-40

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PlMCO Inflation Protected Bond Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PlMCO Inflation Protected Bond Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the PlMCO Inflation Protected Bond Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-41

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-42

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-43

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-44

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-45

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-46

Brighthouse Funds Trust I

PIMCO Inflation Protected Bond Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

PIMCO Inflation Protected Bond Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-, three- and five-year periods ended June 30, 2018. The Board also noted that the Portfolio underperformed the average of its Morningstar Category for the five-year period ended June 30, 2018, but outperformed the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Protected Securities (TIPS) Index, for the three-year period ended September 30, 2018, and underperformed its benchmark for the one-year and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-47

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the PIMCO Total Return Portfolio returned 0.03%, -0.23%, and -0.14%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 0.01%.

MARKET ENVIRONMENT / CONDITIONS

After a year of calm markets and strong risk asset returns, the start to 2018 was highlighted by the return of volatility as rising interest rates and geopolitical concerns contributed to more challenged performance across equities and credit. Risk asset returns started higher as global stocks surged nearly 6% in January but reversed on concerns about rising rates. Expectations for higher inflation, increased Treasury supply, and more Federal Reserve (the “Fed”) rate hikes all contributed to higher rates. Volatility rose as measures like the CBOE Volatility Index (the “VIX”) had its single largest one-day rise in its history (back to 1990).

Solid growth momentum in the U.S. moving into the second quarter contrasted with softening in growth in other developed regions. Coincidentally, the Fed kept on track with policy normalization even as other central banks like the European Central Bank (the “ECB”) softened rhetoric. Geopolitical developments weighed on risk sentiment for much of this quarter and resulted in overall mixed market performance. Within bonds, the U.S. 10-year Treasury yield briefly crossed 3% amid acceleration in growth, and the U.S. yield curve continued to flatten (the shorter end of the yield curve rose more than the long end).

During the third quarter of the year, developed market yields shifted higher while risk assets were resilient. Despite lingering tensions between the U.S. and China and challenges in emerging market assets, a strong fundamental backdrop persisted and contributed to outperformance of U.S. risk assets relative to those abroad. Meanwhile, central banks remained on course for diminished monetary support as the Fed and Bank of England both hiked, the ECB confirmed plans to cease asset purchases by year-end, and the Bank of Japan adjusted its yield curve control policy.

Markets rode a wave of volatility going into the end of the year as Fed policy, trade, geopolitical frictions, and concerns about peak economic and earnings growth contributed to waning investor sentiment and weighed on risk assets, particularly equities. Stock markets sank in the fourth quarter, turning full-year returns negative, while bond markets, remaining a safe haven through the stormy end-of-year period, delivered on their traditional role as an equity diversifier. Overall, 2018 underscored the return of turbulence and uncertainty following years of historically calm markets.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

U.S. duration and yield curve positioning, which was partially facilitated through cash bonds, interest rate swaps, and futures, contributed to performance as duration and curve positioning benefitted from a general rise in interest rates. Outside the U.S., duration exposure and country selection in the eurozone, partially facilitated through the use of interest rate swaps and futures, detracted from performance overall as rates ended the year generally mixed across the region. A short position in U.K. duration, which was partially facilitated through the use of futures and interest rate swaps, added as rates rose, while short positions in Japanese and Australian duration, in part achieved through the use of interest rate swaps and futures, detracted as rates fell over the year. Modest tactical exposure to local Brazilian rates added to performance as rates fell.

Within spread strategies, select positions of non-Agency Mortgage-Backed Securities (“MBS”) added while an overweight to Fannie Mae mortgages detracted. An underweight to investment grade corporates, notably Industrials, which was partially facilitated through the use of credit default swaps, added to performance as spreads widened.

Finally, currency strategies, partially implemented through the use of currency forwards, were neutral for performance, as contributions from select exposure to high-carry emerging market currencies were offset by tactical positions in developed market currencies.

At period end, the Portfolio held an underweight to duration overall, though held much of its duration exposure in the U.S. against rate exposure in other developed regions, including the U.K., Japan, Australia, and the eurozone. While we expected rates in the U.S. to be relatively range bound, underweight duration positioning in Japan should serve as a cheap hedge against global rates moving higher. U.K. rates may also face upward pressure as its central bank shifts toward reducing accommodation. Regarding curve positioning, at year end, we preferred the intermediate portion of the U.S. curve as we believed rates were likely to be range bound in the near-term. We saw less value in the long end of the yield curve as less accommodation from global central banks and the possibility of rising inflation expectations could cause the yield curve to steepen.

The Portfolio continued to have more diversified credit exposures in sectors beyond investment grade corporates and remained focused on security selection over generic beta exposure. We found attractive opportunities in specific credits that benefit from U.S. growth and a resurgent housing sector, including banks, select financial companies, and housing-related credits, and may look to add exposure during market dislocations. We modestly increased the Portfolio’s position in Treasury Inflation-Protected Securities as these are compelling as an alpha source given the move lower in breakevens (inflation expectations) near year end, as well as a hedge against upside surprises in inflation. At year end, the Portfolio was overweight Agency MBS as they provide attractive, high-quality and diversifying sources of carry. The Portfolio continued to maintain positions in non-Agency mortgages given attractive loss-adjusted yields, favorable technicals and continued long-term fundamental improvement in the housing sector.

BHFTI-1

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Managed by Pacific Investment Management Company LLC

Portfolio Manager Commentary*—(Continued)

Within currencies, we remained tactical with currency positioning, particularly given less conviction in the overall direction of the dollar. At year end we held modest tactical positioning in select developed markets currencies and will continue to seek opportunities from overshoots and undershoots that provide attractive risk-reward profiles and the ability to diversify sources of return.

Scott A. Mather

Mark Kiesel

Mihir P. Worah

Portfolio Managers

Pacific Investment Management Company LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
PIMCO Total Return Portfolio
Class A	0.03	2.47	4.91
Class B	-0.23	2.20	4.64
Class E	-0.14	2.31	4.75
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	2.52	3.48

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	87.2
Corporate Bonds & Notes	48.3
Asset-Backed Securities	17.2
Mortgage-Backed Securities	5.1
Foreign Government	3.8
Municipals	0.6
Floating Rate Loans	0.1

BHFTI-3

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

PIMCO Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.78%	$1,000.00	$1,014.20	$3.96
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class B (a)	Actual	1.03%	$1,000.00	$1,012.70	$5.23
	Hypothetical*	1.03%	$1,000.00	$1,020.01	$5.24

Class E (a)	Actual	0.94%	$1,000.00	$1,013.50	$4.77
	Hypothetical*	0.94%	$1,000.00	$1,020.47	$4.79

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—87.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—65.9%
Fannie Mae 10 Yr. Pool
3.000%, 12/01/20	34,497	$34,440
3.000%, 02/01/21	111,616	111,431
3.000%, 08/01/21	91,775	91,623
3.000%, 11/01/21	26,547	26,503
3.000%, 03/01/22	126,005	126,370
3.000%, 05/01/22	431,005	433,684
Fannie Mae 15 Yr. Pool
3.000%, 09/01/28	432,937	433,295
3.000%, 06/01/30	14,357,778	14,372,054
3.000%, TBA (a)	59,000,000	58,869,640
3.500%, 10/01/26	162,415	164,430
3.500%, 12/01/26	274,020	278,157
3.500%, 08/01/27	231,811	235,300
3.500%, 07/01/29	145,877	147,879
3.500%, TBA (a)	53,000,000	53,613,340
4.000%, 06/01/24	3,828	3,918
4.000%, 02/01/25	335,084	343,019
4.000%, 06/01/25	104,148	106,610
4.000%, 08/01/25	58,817	60,221
4.000%, 12/01/25	103,904	106,450
4.000%, 02/01/26	98,064	100,401
4.000%, 03/01/26	19,236	19,704
4.000%, 06/01/26	14,872	15,224
4.000%, TBA (a)	3,000,000	3,069,735
4.500%, 08/01/20	55,611	56,607
4.500%, 09/01/20	33,178	33,772
4.500%, 10/01/20	2,949	3,002
4.500%, 12/01/20	40,238	41,037
4.500%, 02/01/23	94,846	97,594
4.500%, 03/01/23	130,553	133,681
4.500%, 05/01/23	16,978	17,282
4.500%, 06/01/23	1,101	1,129
4.500%, 04/01/24	30,069	30,944
4.500%, 05/01/24	105,472	108,506
4.500%, 08/01/24	20,176	20,764
4.500%, 10/01/24	152,417	156,892
4.500%, 11/01/24	37,741	38,820
4.500%, 02/01/25	234,596	241,190
4.500%, 03/01/25	190,046	195,640
4.500%, 04/01/25	158,050	162,674
4.500%, 05/01/25	391,428	402,529
4.500%, 06/01/25	26,419	27,183
4.500%, 07/01/25	1,497,117	1,541,009
4.500%, 08/01/25	29,967	30,840
4.500%, 09/01/25	100,062	102,996
4.500%, 11/01/25	82,846	85,293
4.500%, 04/01/26	8,326	8,512
4.500%, 01/01/27	21,598	22,119
5.500%, 09/01/19	14	14
5.500%, 09/01/20	2,122	2,147
5.500%, 12/01/20	43	43
5.500%, 03/01/22	61,863	63,092
5.500%, 04/01/22	33,613	34,165
5.500%, 07/01/22	46,840	47,767
5.500%, 09/01/22	18,297	18,642

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
5.500%, 10/01/22	156,332	160,743
5.500%, 11/01/22	34,130	34,963
5.500%, 12/01/22	26,720	27,227
5.500%, 02/01/23	58,025	59,514
5.500%, 03/01/23	7,987	8,259
5.500%, 07/01/23	5,610	5,769
5.500%, 08/01/23	18,350	18,948
5.500%, 10/01/23	33,296	34,207
5.500%, 11/01/23	2,092	2,089
5.500%, 12/01/23	14,265	14,648
5.500%, 01/01/24	5,007	5,198
5.500%, 03/01/24	28,724	29,701
5.500%, 09/01/24	10,472	10,500
5.500%, 01/01/25	399,339	413,808
5.500%, 05/01/25	20,899	21,500
Fannie Mae 20 Yr. Pool
4.000%, 04/01/29	39,622	40,890
4.000%, 05/01/29	139,686	142,445
4.000%, 03/01/30	80,076	81,664
4.000%, 05/01/30	124,036	127,599
4.000%, 08/01/30	100,185	102,915
4.000%, 09/01/30	70,613	72,537
4.000%, 10/01/30	2,913	2,993
4.000%, 11/01/30	344,759	354,144
4.000%, 12/01/30	46,448	47,713
4.000%, 06/01/31	6,955	7,145
4.000%, 09/01/31	174,452	179,208
4.000%, 11/01/31	15,801	16,118
4.500%, 01/01/25	4,746	4,915
4.500%, 04/01/31	31,898	33,363
5.000%, 03/01/23	293,229	307,271
5.000%, 09/01/23	81,637	85,546
5.000%, 01/01/24	263,774	276,405
5.000%, 07/01/24	5,925,905	6,209,678
5.000%, 09/01/25	20,779	21,774
5.000%, 12/01/25	180,082	188,705
5.000%, 01/01/26	39,791	41,697
5.000%, 08/01/26	187,419	196,394
5.000%, 02/01/27	3,793	3,975
5.000%, 05/01/27	105,462	110,512
5.000%, 07/01/27	605,924	634,940
5.000%, 03/01/28	10,945	11,469
5.000%, 05/01/28	369,728	387,433
5.000%, 06/01/28	1,130,882	1,185,036
5.000%, 01/01/29	206,415	216,300
5.000%, 07/01/29	64,749	67,863
5.000%, 12/01/29	18,395	19,286
5.000%, 03/01/30	333,625	349,775
5.000%, 05/01/30	75,700	79,325
5.000%, 11/01/30	339,377	355,629
5.000%, 07/01/31	57,049	59,793
5.500%, 06/01/27	5,685	6,019
5.500%, 12/01/27	68,088	72,088
5.500%, 03/01/28	31,690	33,552
5.500%, 04/01/28	48,507	51,357

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 20 Yr. Pool
5.500%, 05/01/28	41,582	$44,025
5.500%, 10/01/28	13,532	14,327
5.500%, 12/01/28	5,587	5,915
5.500%, 01/01/29	86,930	92,038
5.500%, 07/01/29	48,851	51,723
5.500%, 10/01/29	171,940	182,041
5.500%, 04/01/30	85,760	90,806
6.000%, 06/01/26	6,422	6,892
6.000%, 07/01/26	51,324	55,098
6.000%, 08/01/26	9,560	10,261
6.000%, 12/01/26	8,783	9,429
6.000%, 10/01/28	29,207	31,363
Fannie Mae 30 Yr. Pool
3.000%, TBA (a)	487,000,000	475,221,282
3.500%, TBA (a)	922,100,000	921,969,958
4.000%, 05/01/34	128,361	131,438
4.000%, 05/01/35	78,525	80,455
4.000%, 01/01/41	521,745	537,131
4.000%, 03/01/41	286,728	293,836
4.000%, 05/01/41	361,420	372,109
4.000%, 05/01/42	138,001	141,946
4.000%, 12/01/43	556,205	571,427
4.000%, 06/01/48	364,335	371,592
4.000%, TBA (a)	1,131,630,000	1,153,443,199
4.500%, 04/01/39	828,978	868,343
4.500%, 05/01/39	69,098	72,389
4.500%, 06/01/39	25,684	26,908
4.500%, 08/01/39	20,748	21,736
4.500%, 12/01/39	7,739	8,116
4.500%, 05/01/40	31,565	33,078
4.500%, 09/01/40	30,224	31,673
4.500%, 10/01/40	222,229	230,266
4.500%, 12/01/40	53,057	55,552
4.500%, 02/01/41	162,287	169,670
4.500%, 05/01/41	17,172	17,996
4.500%, 06/01/41	11,254	11,778
4.500%, 07/01/41	9,197	9,581
4.500%, 09/01/41	505,944	524,257
4.500%, 10/01/41	128,311	134,463
4.500%, 03/01/42	30,490	31,798
4.500%, 06/01/42	56,413	58,902
4.500%, 07/01/42	904,392	939,283
4.500%, 11/01/43	16,974	17,813
4.500%, TBA (a)	140,000,000	144,907,468
5.000%, 03/01/32	2,942	3,083
5.000%, 04/01/33	66,250	69,422
5.000%, 07/01/33	94,127	100,251
5.000%, 08/01/33	1,963	2,088
5.000%, 09/01/33	1,621	1,732
5.000%, 10/01/33	17,111	18,201
5.000%, 11/01/33	435	459
5.000%, 01/01/34	84,500	88,547
5.000%, 04/01/34	107,674	114,535
5.000%, 06/01/34	2,187	2,292
5.000%, 12/01/34	20,742	21,735

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 01/01/35	53,531	56,460
5.000%, 04/01/35	45	48
5.000%, 07/01/35	27,431	28,744
5.000%, 09/01/35	20,763	21,758
5.000%, 01/01/38	141,733	150,170
5.000%, 04/01/39	20,878	22,115
5.000%, 10/01/39	6,604	7,011
5.000%, 11/01/39	18,079	19,234
5.000%, 06/01/40	11,546	12,100
5.000%, 11/01/42	126,435	132,558
5.500%, 12/01/28	21,778	23,075
5.500%, 06/01/33	46,212	49,532
5.500%, 07/01/33	7,357	7,926
5.500%, 09/01/33	132,139	140,875
5.500%, 11/01/33	217,733	230,525
5.500%, 12/01/33	1,190	1,281
5.500%, 04/01/34	2,047	2,205
5.500%, 07/01/34	14,933	15,818
5.500%, 08/01/34	187,843	200,827
5.500%, 09/01/34	12,880	13,704
5.500%, 11/01/34	284,055	306,035
5.500%, 12/01/34	667,886	719,074
5.500%, 01/01/35	238,268	256,722
5.500%, 02/01/35	327,396	352,736
5.500%, 03/01/35	421,114	452,903
5.500%, 04/01/35	120,775	128,651
5.500%, 05/01/35	118,720	127,861
5.500%, 06/01/35	199,719	215,235
5.500%, 08/01/35	169,177	182,203
5.500%, 09/01/35	1,850,260	1,992,936
5.500%, 10/01/35	184,521	198,726
5.500%, 12/01/35	906,294	976,210
5.500%, 01/01/36	207,734	223,710
5.500%, 03/01/36	215,964	232,745
5.500%, 05/01/36	1,727	1,855
5.500%, 07/01/36	878,097	946,121
5.500%, 09/01/36	107,092	115,396
5.500%, 11/01/36	63,477	68,386
5.500%, 12/01/36	2,521	2,669
5.500%, 02/01/37	1,623	1,728
5.500%, 05/01/37	16,648	17,908
5.500%, 08/01/37	837,740	902,891
5.500%, 01/01/38	5,531	5,915
5.500%, 02/01/38	144,464	155,447
5.500%, 03/01/38	887,218	956,117
5.500%, 05/01/38	1,673,472	1,794,794
5.500%, 06/01/38	65,526	69,988
5.500%, 09/01/38	21,604	22,873
5.500%, 10/01/38	654,971	704,300
5.500%, 11/01/38	152,893	163,937
5.500%, 01/01/39	42,981	46,335
5.500%, 07/01/39	14,854	15,731
5.500%, 11/01/39	1,897,562	2,024,425
5.500%, 02/01/40	440,610	469,579
5.500%, 06/01/40	58,310	61,754

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 09/01/40	271,237	$289,818
5.500%, 07/01/41	3,178,144	3,389,971
5.500%, TBA (a)	12,000,000	12,698,770
6.000%, 12/01/28	12,619	13,544
6.000%, 01/01/29	14,130	15,245
6.000%, 02/01/29	113	122
6.000%, 04/01/29	2,405	2,621
6.000%, 06/01/29	3,662	3,991
6.000%, 11/01/32	43,947	47,227
6.000%, 12/01/32	162,159	176,736
6.000%, 03/01/33	13,997	15,265
6.000%, 04/01/33	4,907	5,269
6.000%, 05/01/33	13,927	15,195
6.000%, 07/01/33	15,101	16,475
6.000%, 01/01/34	1,602	1,747
6.000%, 09/01/34	9,794	10,513
6.000%, 11/01/34	6,096	6,543
6.000%, 04/01/35	645,163	703,713
6.000%, 05/01/35	19,785	21,615
6.000%, 06/01/35	3,257	3,552
6.000%, 07/01/35	35,523	38,276
6.000%, 09/01/35	6,018	6,498
6.000%, 11/01/35	409,205	439,327
6.000%, 12/01/35	13,143	14,202
6.000%, 04/01/36	3,790	4,089
6.000%, 05/01/36	291,922	313,921
6.000%, 06/01/36	20,087	21,561
6.000%, 07/01/36	12,014	12,894
6.000%, 08/01/36	1,458,349	1,590,486
6.000%, 09/01/36	148,137	161,015
6.000%, 10/01/36	64,999	70,049
6.000%, 11/01/36	93,324	100,441
6.000%, 12/01/36	13,944	14,967
6.000%, 01/01/37	107,876	116,261
6.000%, 02/01/37	351,175	383,119
6.000%, 04/01/37	58,424	63,293
6.000%, 05/01/37	45,534	48,889
6.000%, 07/01/37	19,644	21,437
6.000%, 08/01/37	38,728	41,902
6.000%, 11/01/37	45,972	50,096
6.000%, 02/01/38	477,370	520,246
6.000%, 03/01/38	8,382	9,168
6.000%, 08/01/38	20,282	21,773
6.000%, 09/01/38	538,712	587,912
6.000%, 10/01/38	54,755	59,958
6.000%, 11/01/38	8,213	8,817
6.000%, 01/01/39	79,249	86,444
6.000%, 04/01/39	445,774	485,422
6.000%, 07/01/39	73,520	80,235
6.000%, 08/01/39	598,512	642,744
6.000%, 05/01/40	1,986	2,132
6.000%, TBA (a)	6,500,000	6,982,108
8.000%, 10/01/25	886	957
Fannie Mae ARM Pool
3.253%, 12M MTA + 1.200%, 08/01/41 (b)	222,062	218,865

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae ARM Pool
3.253%, 12M MTA + 1.200%, 07/01/42 (b)	216,443	215,065
3.253%, 12M MTA + 1.200%, 08/01/42 (b)	239,641	238,093
3.253%, 12M MTA + 1.200%, 10/01/44 (b)	329,489	327,308
3.303%, 12M MTA + 1.250%, 09/01/41 (b)	645,084	642,253
3.464%, 12M LIBOR + 1.383%, 03/01/35 (b)	24,292	25,150
3.470%, 12M LIBOR + 1.635%, 02/01/35 (b)	23,996	25,103
3.486%, 12M LIBOR + 1.547%, 01/01/35 (b)	30,474	31,735
3.505%, 12M LIBOR + 1.632%, 01/01/35 (b)	47,260	49,501
3.563%, 12M LIBOR + 1.572%, 01/01/35 (b)	52,822	55,127
3.716%, 12M LIBOR + 1.351%, 12/01/34 (b)	692,626	713,447
3.719%, 12M LIBOR + 1.622%, 01/01/35 (b)	12,087	12,613
3.733%, 12M LIBOR + 1.618%, 03/01/33 (b)	1,788	1,848
3.844%, 12M MTA + 1.787%, 11/01/35 (b)	130,094	132,130
3.873%, 6M LIBOR + 1.373%, 09/01/35 (b)	889,762	913,999
3.891%, 12M LIBOR + 1.632%, 05/01/35 (b)	36,226	37,872
3.905%, 12M LIBOR + 1.637%, 12/01/34 (b)	29,920	31,136
3.939%, 1Y CMT + 2.195%, 02/01/35 (b)	85,731	90,188
3.949%, 6M LIBOR + 1.414%, 06/01/33 (b)	20,105	20,629
4.050%, 12M LIBOR + 1.810%, 04/01/35 (b)	69,843	73,504
4.055%, 6M LIBOR + 1.538%, 01/01/36 (b)	44,879	46,673
4.058%, 6M LIBOR + 1.509%, 01/01/35 (b)	117,596	121,237
4.096%, 1Y CMT + 2.067%, 10/01/28 (b)	70,349	71,809
4.105%, 6M LIBOR + 1.605%, 08/01/36 (b)	143,528	148,469
4.188%, 1Y CMT + 2.313%, 05/01/35 (b)	245,661	260,340
4.228%, 12M LIBOR + 1.353%, 12/01/34 (b)	475,735	492,303
4.229%, 1Y CMT + 2.204%, 07/01/33 (b)	15,392	16,219
4.258%, COFI + 1.926%, 12/01/36 (b)	121,173	126,070
4.279%, 12M LIBOR + 1.740%, 09/01/32 (b)	117,784	123,972
4.282%, 1Y CMT + 2.157%, 07/01/32 (b)	19,302	19,558
4.285%, 12M LIBOR + 1.660%, 05/01/34 (b)	288,453	302,429
4.303%, 1Y CMT + 2.298%, 04/01/34 (b)	4,750	5,017
4.375%, 12M LIBOR + 1.500%, 11/01/34 (b)	5,013	5,259
4.400%, 1Y CMT + 1.900%, 02/01/31 (b)	131,391	132,752
4.443%, 1Y CMT + 2.082%, 10/01/35 (b)	170,540	178,546
4.446%, 12M LIBOR + 1.621%, 10/01/34 (b)	12,051	12,554
4.473%, 1Y CMT + 2.223%, 08/01/35 (b)	253,999	267,626
4.484%, 1Y CMT + 2.176%, 11/01/35 (b)	320,816	339,165
4.490%, 1Y CMT + 2.360%, 11/01/34 (b)	1,384,396	1,463,079
4.500%, 12M LIBOR + 1.750%, 08/01/35 (b)	362,349	380,202
4.523%, 1Y CMT + 2.215%, 09/01/31 (b)	31,651	32,797
4.567%, 12M LIBOR + 1.670%, 11/01/34 (b)	72,705	76,029
4.595%, 12M LIBOR + 1.595%, 11/01/35 (b)	149,937	152,519
4.685%, 12M LIBOR + 1.810%, 09/01/34 (b)	503,613	529,717
4.760%, 12M LIBOR + 1.885%, 11/01/32 (b)	24,697	25,510
5.188%, COFI + 1.724%, 09/01/34 (b)	17,190	18,216
Fannie Mae Pool
2.310%, 08/01/22	8,200,000	8,073,649
2.870%, 09/01/27	7,300,000	7,112,087
3.320%, 05/01/28	17,700,000	17,656,038
3.330%, 11/01/21	1,386,788	1,408,762
Fannie Mae REMICS (CMO)
2.855%, 1M LIBOR + 0.400%, 09/18/31 (b)	190,234	191,033
3.406%, 1M LIBOR + 0.900%, 04/25/32 (b)	58,426	59,632
4.120%, 05/25/35 (b)	643,463	674,512

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
5.500%, 09/01/19	17,552	$17,588
Freddie Mac 20 Yr. Gold Pool
4.000%, 06/01/30	74,300	76,210
4.000%, 09/01/30	354,207	363,320
4.000%, 10/01/30	20,752	21,286
5.500%, 04/01/21	4,839	5,120
5.500%, 12/01/22	338	358
5.500%, 03/01/23	69,764	73,819
5.500%, 06/01/26	954	1,009
5.500%, 08/01/26	864	914
5.500%, 06/01/27	21,777	23,088
5.500%, 12/01/27	42,725	45,208
5.500%, 01/01/28	29,416	31,126
5.500%, 02/01/28	6,545	6,926
5.500%, 05/01/28	57,673	61,027
5.500%, 06/01/28	99,970	105,789
6.000%, 03/01/21	12,533	13,479
6.000%, 01/01/22	59,148	63,609
6.000%, 10/01/22	259,191	278,738
6.000%, 04/01/23	13,891	14,939
Freddie Mac 30 Yr. Gold Pool
3.000%, TBA (a)	66,000,000	64,328,405
3.500%, TBA (a)	75,000,000	74,976,390
4.000%, 12/01/40	205,168	211,105
4.000%, TBA (a)	85,000,000	86,651,497
4.500%, 04/01/34	18,878	19,633
4.500%, 06/01/35	60,470	62,893
4.500%, 04/01/41	134,613	140,979
4.500%, 10/01/41	109,194	113,490
4.500%, TBA (a)	29,800,000	30,855,164
5.500%, 03/01/32	16,686	17,785
5.500%, 01/01/33	1,241	1,341
5.500%, 05/01/33	1,412	1,525
5.500%, 08/01/33	1,430	1,544
5.500%, 10/01/33	2,499	2,677
5.500%, 12/01/33	993	1,073
5.500%, 01/01/34	1,626	1,755
5.500%, 05/01/34	35,925	38,400
5.500%, 09/01/34	17,913	19,191
5.500%, 01/01/35	27,932	30,196
5.500%, 07/01/35	1,519	1,642
5.500%, 10/01/35	43,920	46,472
5.500%, 11/01/35	53,898	57,508
5.500%, 12/01/35	35,888	38,754
5.500%, 01/01/36	24,619	26,230
5.500%, 02/01/36	36,470	38,607
5.500%, 04/01/36	15,950	17,227
5.500%, 06/01/36	1,387,568	1,500,195
5.500%, 07/01/36	28,626	30,934
5.500%, 08/01/36	63,036	67,133
5.500%, 10/01/36	13,086	14,136
5.500%, 12/01/36	243,110	262,731
5.500%, 02/01/37	22,041	23,749
5.500%, 03/01/37	13,539	14,624
5.500%, 04/01/37	33,143	35,195

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 06/01/37	54,459	58,222
5.500%, 07/01/37	192,323	207,394
5.500%, 08/01/37	69,316	74,885
5.500%, 09/01/37	27,045	28,895
5.500%, 10/01/37	8,564	9,247
5.500%, 11/01/37	215,079	232,444
5.500%, 12/01/37	14,414	15,360
5.500%, 01/01/38	67,799	73,087
5.500%, 02/01/38	173,625	187,061
5.500%, 03/01/38	74,139	79,563
5.500%, 04/01/38	166,496	178,920
5.500%, 05/01/38	343,075	368,222
5.500%, 06/01/38	265,064	283,775
5.500%, 07/01/38	343,285	369,487
5.500%, 08/01/38	926,982	1,000,338
5.500%, 09/01/38	250,506	268,030
5.500%, 10/01/38	7,017,076	7,520,757
5.500%, 11/01/38	2,454,776	2,621,470
5.500%, 12/01/38	5,910	6,253
5.500%, 01/01/39	591,465	637,493
5.500%, 02/01/39	87,683	93,317
5.500%, 03/01/39	67,380	72,484
5.500%, 06/01/39	2,276,439	2,439,853
5.500%, 09/01/39	47,589	50,907
5.500%, 02/01/40	76,925	82,240
5.500%, 03/01/40	11,237	12,049
5.500%, 05/01/40	2,287	2,455
5.500%, 08/01/40	73,183	78,309
Freddie Mac ARM Non-Gold Pool
3.437%, 12M LIBOR + 1.677%, 01/01/35 (b)	20,147	21,020
3.510%, 12M LIBOR + 1.621%, 02/01/35 (b)	23,046	24,047
3.531%, 12M LIBOR + 1.625%, 02/01/35 (b)	28,618	29,866
3.547%, 12M LIBOR + 1.678%, 02/01/35 (b)	25,415	26,572
3.552%, 12M LIBOR + 1.625%, 02/01/35 (b)	7,701	8,023
3.701%, 1Y CMT + 2.108%, 02/01/35 (b)	37,462	39,371
3.722%, 1Y CMT + 2.250%, 01/01/35 (b)	132,422	139,966
3.738%, 12M LIBOR + 1.901%, 02/01/35 (b)	27,730	29,226
4.002%, 1Y CMT + 2.250%, 02/01/35 (b)	47,767	50,480
4.086%, 12M LIBOR + 1.345%, 09/01/35 (b)	135,173	139,661
4.172%, 1Y CMT + 2.250%, 08/01/35 (b)	272,936	288,082
4.232%, 1Y CMT + 2.250%, 06/01/35 (b)	602,987	636,231
4.516%, 1Y CMT + 2.107%, 10/01/34 (b)	32,541	34,088
4.595%, 1Y CMT + 2.222%, 09/01/35 (b)	226,991	238,005
4.695%, 12M LIBOR + 1.900%, 11/01/34 (b)	8,036	8,404
4.711%, 12M LIBOR + 1.961%, 08/01/32 (b)	47,004	48,400
4.725%, 1Y CMT + 2.250%, 11/01/31 (b)	18,743	19,738
4.735%, 12M LIBOR + 1.890%, 11/01/34 (b)	20,658	21,685
4.747%, 1Y CMT + 2.250%, 11/01/34 (b)	50,256	52,830
4.759%, 1Y CMT + 2.464%, 01/01/29 (b)	216,910	224,254
4.767%, 12M LIBOR + 1.900%, 11/01/34 (b)	20,165	21,200
Freddie Mac Multifamily Structured Pass-Through Certificates 1.259%, 08/25/22 (b) (c)	41,427,717	1,575,318
Freddie Mac REMICS (CMO)
2.705%, 1M LIBOR + 0.250%, 07/15/34 (b)	38,158	38,101
2.855%, 1M LIBOR + 0.400%, 06/15/41 (b)	8,306,897	8,350,663

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO)
3.500%, 01/15/42	25,469,032	$25,646,553
3.875%, PRIME - 1.375%, 11/15/23 (b)	165,405	168,236
6.500%, 01/15/24	10,638	11,252
Freddie Mac Structured Pass-Through Securities (CMO)
3.156%, 12M MTA + 1.200%, 02/25/45 (b)	67,429	67,013
3.357%, 12M MTA + 1.200%, 10/25/44 (b)	750,971	755,369
3.557%, 12M MTA + 1.400%, 07/25/44 (b)	3,728,736	3,868,501
Ginnie Mae I 30 Yr. Pool
3.000%, TBA (a)	7,000,000	6,896,244
4.000%, TBA (a)	11,000,000	11,267,172
5.000%, 10/15/33	6,133	6,377
5.000%, 12/15/33	24,738	26,224
5.000%, 05/15/34	5,231	5,547
5.000%, 07/15/34	724	753
5.000%, 11/15/35	2,469	2,575
5.000%, 03/15/36	2,049	2,173
5.000%, 10/15/38	544,698	577,716
5.000%, 02/15/39	80,413	85,255
5.000%, 03/15/39	125,911	133,461
5.000%, 04/15/39	893,785	948,090
5.000%, 05/15/39	2,704,126	2,867,366
5.000%, 06/15/39	888,321	941,532
5.000%, 09/15/39	288,650	306,162
5.000%, 05/15/40	29,159	30,918
5.000%, 09/15/40	304,905	323,325
5.000%, 12/15/40	22,303	23,646
5.000%, 07/15/41	12,427	12,922
5.000%, 09/15/47	253,377	263,928
5.000%, TBA (a)	15,000,000	15,590,693
7.000%, 10/15/23	1,411	1,420
7.500%, 01/15/26	2,316	2,446
Ginnie Mae II 30 Yr. Pool
3.500%, TBA (a)	10,000,000	10,068,197
4.000%, TBA (a)	14,500,000	14,848,984
5.000%, TBA (a)	86,750,000	90,225,432
Ginnie Mae II ARM Pool
3.125%, 1Y CMT + 1.500%, 11/20/26 (b)	11,010	11,030
3.125%, 1Y CMT + 1.500%, 11/20/27 (b)	10,351	10,586
3.125%, 1Y CMT + 1.500%, 10/20/28 (b)	7,154	7,278
3.125%, 1Y CMT + 1.500%, 10/20/29 (b)	4,592	4,747
3.125%, 1Y CMT + 1.500%, 10/20/30 (b)	2,547	2,613
3.125%, 1Y CMT + 1.500%, 11/20/30 (b)	23,285	23,837
3.375%, 1Y CMT + 1.500%, 02/20/22 (b)	4,706	4,709
3.375%, 1Y CMT + 1.500%, 01/20/23 (b)	7,745	7,861
3.375%, 1Y CMT + 1.500%, 02/20/26 (b)	6,564	6,730
3.375%, 1Y CMT + 1.500%, 01/20/27 (b)	3,054	3,114
3.375%, 1Y CMT + 1.500%, 02/20/27 (b)	1,575	1,570
3.375%, 1Y CMT + 1.500%, 02/20/28 (b)	9,690	9,848
3.375%, 1Y CMT + 1.500%, 03/20/28 (b)	9,435	9,715
3.375%, 1Y CMT + 1.500%, 01/20/30 (b)	23,821	24,575
3.375%, 1Y CMT + 1.500%, 03/20/32 (b)	369	381
3.375%, 1Y CMT + 1.500%, 03/20/33 (b)	3,379	3,501
3.625%, 1Y CMT + 1.500%, 04/20/22 (b)	302	300
3.625%, 1Y CMT + 1.500%, 05/20/26 (b)	11,326	11,359
3.625%, 1Y CMT + 1.500%, 06/20/27 (b)	3,531	3,628

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II ARM Pool
3.625%, 1Y CMT + 1.500%, 05/20/28 (b)	3,937	4,051
3.625%, 1Y CMT + 1.500%, 04/20/29 (b)	4,759	4,754
3.625%, 1Y CMT + 1.500%, 05/20/29 (b)	6,198	6,386
3.625%, 1Y CMT + 1.500%, 04/20/30 (b)	12,229	12,615
3.625%, 1Y CMT + 1.500%, 05/20/30 (b)	21,299	21,968
3.625%, 1Y CMT + 1.500%, 06/20/30 (b)	7,311	7,534
3.625%, 1Y CMT + 1.500%, 04/20/31 (b)	7,224	7,221
3.625%, 1Y CMT + 2.000%, 10/20/31 (b)	5,098	5,115
3.625%, 1Y CMT + 1.500%, 04/20/32 (b)	5,302	5,379
3.625%, 1Y CMT + 1.500%, 05/20/32 (b)	8,977	9,057
3.750%, 1Y CMT + 1.500%, 08/20/27 (b)	32,323	33,323
3.750%, 1Y CMT + 1.500%, 09/20/27 (b)	55,821	55,879
3.750%, 1Y CMT + 1.500%, 07/20/29 (b)	6,059	6,264
3.750%, 1Y CMT + 1.500%, 08/20/29 (b)	6,572	6,795
3.750%, 1Y CMT + 1.500%, 09/20/29 (b)	9,829	9,907
3.750%, 1Y CMT + 1.500%, 08/20/31 (b)	2,029	2,102
3.750%, 1Y CMT + 1.500%, 07/20/32 (b)	3,902	3,933
3.750%, 1Y CMT + 1.500%, 09/20/33 (b)	36,385	37,734
Government National Mortgage Association (CMO)
2.654%, 1M LIBOR + 0.340%, 12/20/62 (b)	285,192	284,799
2.755%, 1M LIBOR + 0.300%, 01/16/31 (b)	18,816	18,840
2.914%, 1M LIBOR + 0.600%, 08/20/65 (b)	3,412,030	3,426,760
2.914%, 1M LIBOR + 0.600%, 10/20/65 (b)	8,977,588	9,023,239
2.964%, 1M LIBOR + 0.650%, 06/20/66 (b)	6,513,083	6,544,803
3.164%, 1M LIBOR + 0.850%, 09/20/66 (b)	9,317,241	9,460,509
3.314%, 1M LIBOR + 1.000%, 12/20/65 (b)	24,218,324	24,705,892
3.314%, 1M LIBOR + 1.000%, 01/20/67 (b)	11,218,113	11,463,107
3.628%, 12M LIBOR + 0.800%, 09/20/67 (b)	9,954,205	10,258,107
4.946%, 09/20/66 (b)	11,908,849	13,160,092

		3,507,391,853

U.S. Treasury—21.3%
U.S. Treasury Bonds
2.750%, 08/15/42 (d)	39,000,000	37,399,515
2.750%, 11/15/42 (d)	63,400,000	60,727,117
2.875%, 05/15/43 (d)	83,700,000	81,855,297
3.000%, 11/15/44 (d)	50,400,000	50,414,406
3.000%, 02/15/48 (d) (e)	23,600,000	23,514,744
3.125%, 02/15/42	15,800,000	16,201,550
3.125%, 02/15/43 (d)	20,000,000	20,436,594
3.125%, 08/15/44 (d)	116,300,000	118,934,452
3.625%, 08/15/43 (d)	21,900,000	24,283,172
3.750%, 11/15/43 (d)	28,100,000	31,791,087
4.250%, 05/15/39	9,600,000	11,596,709
4.375%, 11/15/39 (d)	57,100,000	70,103,536
4.375%, 05/15/40	11,900,000	14,629,403
4.500%, 08/15/39 (d)	15,100,000	18,842,833
4.625%, 02/15/40	12,800,000	16,244,936
U.S. Treasury Inflation Indexed Bond 0.875%, 02/15/47 (d) (f)	4,504,465	4,135,929
U.S. Treasury Inflation Indexed Notes
0.375%, 01/15/27 (f)	21,458,785	20,384,384
0.750%, 07/15/28 (f)	54,296,683	53,151,353

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.375%, 03/31/20 (e) (g) (h)	22,000,000	$21,676,129
1.750%, 09/30/22 (e) (g) (h)	20,400,000	19,861,761
1.875%, 07/31/22 (d) (e) (g) (h)	102,600,000	100,472,531
1.875%, 08/31/22 (e) (g) (h)	31,200,000	30,532,571
2.000%, 10/31/22 (e) (g) (h)	3,300,000	3,241,577
2.125%, 07/31/24 (d) (g) (h)	24,800,000	24,261,028
2.125%, 09/30/24 (d)	89,200,000	87,170,091
2.250%, 11/15/24 (d) (e) (g)	114,200,000	112,241,866
2.250%, 08/15/27 (d)	24,360,000	23,592,884
2.375%, 05/15/27 (d)	34,900,000	34,194,931

		1,131,892,386

Total U.S. Treasury & Government Agencies (Cost $4,565,946,752)		4,639,284,239

Corporate Bonds & Notes—48.3%

Advertising—0.0%
Interpublic Group of Cos., Inc. (The) 3.750%, 10/01/21	1,400,000	1,408,259

Aerospace/Defense — 0.5%
United Technologies Corp.
3.100%, 06/01/22	12,717,000	12,452,441
3.650%, 08/16/23	14,900,000	14,840,677

		27,293,118

Agriculture — 0.8%
BAT Capital Corp.
2.297%, 08/14/20	3,585,000	3,499,572
2.764%, 08/15/22	15,200,000	14,357,541
3.222%, 08/15/24	6,300,000	5,802,060
3.557%, 08/15/27	3,700,000	3,286,520
BAT International Finance plc
2.750%, 06/15/20 (144A)	3,200,000	3,143,729
3.250%, 06/07/22 (144A)	3,172,000	3,049,779
Imperial Brands Finance plc 2.950%, 07/21/20 (144A)	2,200,000	2,166,789
Reynolds American, Inc. 6.875%, 05/01/20	4,400,000	4,577,884

		39,883,874

Airlines — 0.1%
Latam Airlines Pass-Through Trust
4.200%, 11/15/27	2,944,948	2,834,512
4.500%, 11/15/23	2,142,706	2,052,927

		4,887,439

Auto Manufacturers—2.8%
FCE Bank plc 1.875%, 06/24/21 (EUR)	1,400,000	1,597,393
Ford Motor Credit Co. LLC
0.114%, -1x 3M EURIBOR + 0.430%, 05/14/21 (EUR) (b)	2,500,000	2,736,010

Auto Manufacturers—(Continued)
Ford Motor Credit Co. LLC
2.943%, 01/08/19	10,000,000	10,000,032
3.157%, 08/04/20	2,300,000	2,253,465
3.200%, 01/15/21	5,000,000	4,844,685
3.754%, 3M LIBOR + 0.930%, 09/24/20 (b)	14,000,000	13,749,281
3.851%, 3M LIBOR + 1.235%, 02/15/23 (b)	13,000,000	12,026,827
General Motors Financial Co., Inc.
2.450%, 11/06/20	12,100,000	11,751,064
3.150%, 01/15/20	12,300,000	12,224,875
3.200%, 07/13/20	18,300,000	18,069,916
3.550%, 04/09/21	7,090,000	6,991,584
Harley-Davidson Financial Services, Inc. 3.647%, 3M LIBOR + 0.940%, 03/02/21 (144A) (b) (i)	13,600,000	13,584,650
Volkswagen Group of America Finance LLC
3.558%, 3M LIBOR + 0.940%, 11/12/21 (144A) (b)	13,600,000	13,466,924
4.625%, 11/13/25 (144A)	13,600,000	13,450,370
4.750%, 11/13/28 (144A)	13,600,000	13,179,547

		149,926,623

Auto Parts & Equipment—0.0%
ZF North America Capital, Inc. 4.000%, 04/29/20 (144A)	800,000	796,262

Banks—22.2%
ABN AMRO Bank NV 3.400%, 08/27/21 (144A)	14,900,000	14,869,962
Australia & New Zealand Banking Group, Ltd. 3.300%, 05/17/21	14,400,000	14,384,944
Banco Bilbao Vizcaya Argentaria S.A. 7.000%, 5Y EUR Swap + 6.155%, 02/19/19 (EUR) (b)	1,000,000	1,142,652
Banco Espirito Santo S.A.
2.625%, 05/08/17 (EUR) (j) (k)	1,700,000	574,593
4.750%, 01/15/18 (EUR) (j) (k)	3,100,000	1,021,149
Bank of America Corp.
3.447%, 3M LIBOR + 0.650%, 10/01/21 (b)	18,000,000	17,867,714
3.487%, 3M LIBOR + 1.000%, 04/24/23 (b)	18,000,000	17,806,124
3.550%, 3M LIBOR + 0.780%, 03/05/24 (b)	6,600,000	6,519,804
4.125%, 01/22/24	2,130,000	2,158,879
Barclays Bank plc
7.625%, 11/21/22	1,500,000	1,554,375
10.179%, 06/12/21 (144A)	17,900,000	20,121,518
14.000%, 3M GBP LIBOR + 13.400%, 06/15/19 (GBP) (b)	4,500,000	5,996,065
Barclays plc
2.375%, 5Y EUR Swap + 1.320%, 10/06/23 (GBP) (b)	2,600,000	3,210,958
3.125%, 01/17/24 (GBP)	4,400,000	5,533,044
3.200%, 08/10/21	5,000,000	4,859,230
3.250%, 02/12/27 (GBP)	1,800,000	2,197,271
4.728%, 3M LIBOR + 2.110%, 08/10/21 (b)	6,400,000	6,452,885
6.500%, 5Y EUR Swap + 5.875%, 09/15/19 (EUR) (b)	10,900,000	12,160,144
7.000%, 5Y GBP Swap + 5.084%, 09/15/19 (GBP) (b)	1,000,000	1,245,814

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Barclays plc
7.750%, 5Y USD Swap + 4.842%, 09/15/23 (b)	5,600,000	$5,386,752
BBVA Bancomer S.A. 6.500%, 03/10/21 (144A)	7,800,000	8,092,578
BNP Paribas S.A.
2.950%, 05/23/22 (144A)	14,200,000	13,684,224
3.500%, 03/01/23 (144A)	14,400,000	13,960,176
BPCE S.A. 4.000%, 09/12/23 (144A)	17,000,000	16,701,174
Capital One Financial Corp.
2.970%, 3M LIBOR + 0.450%, 10/30/20 (b)	14,900,000	14,793,822
4.250%, 04/30/25	10,000,000	9,930,153
CIT Group, Inc.
4.125%, 03/09/21	11,500,000	11,327,500
5.250%, 03/07/25	11,000,000	10,752,500
Citibank N.A.
2.861%, 3M LIBOR + 0.320%, 05/01/20 (b)	20,300,000	20,229,795
3.400%, 07/23/21	14,800,000	14,818,226
Citigroup, Inc.
3.199%, 3M LIBOR + 0.690%, 10/27/22 (b)	10,600,000	10,343,234
3.450%, 3M LIBOR + 0.960%, 04/25/22 (b)	18,000,000	17,763,156
Compass Bank
3.501%, 3M LIBOR + 0.730%, 06/11/21 (b)	14,400,000	14,174,989
Cooperative Rabobank UA
3.875%, 09/26/23 (144A)	1,200,000	1,204,075
4.750%, 01/15/20 (144A)	1,700,000	1,727,789
5.500%, 5Y EUR Swap + 5.250%, 06/29/20 (EUR) (b)	5,000,000	5,864,806
6.625%, -1 x 5Y EUR Swap + 6.697%, 06/29/21 (EUR) (b)	600,000	746,268
Credit Suisse Group AG
4.016%, 3M LIBOR + 1.240%, 06/12/24 (144A) (b)	10,400,000	10,243,218
4.207%, 3M LIBOR + 1.240%, 06/12/24 (144A) (b)	15,700,000	15,658,418
7.250%, 5Y USD ICE Swap + 4.332%, 09/12/25 (144A) (b)	5,500,000	5,188,425
Credit Suisse Group Funding Guernsey, Ltd.
3.750%, 03/26/25	5,710,000	5,462,509
3.800%, 09/15/22	18,300,000	18,165,562
3.800%, 06/09/23	12,100,000	11,872,852
Deutsche Bank AG
2.700%, 07/13/20	17,200,000	16,726,678
3.150%, 01/22/21	8,200,000	7,924,740
3.300%, 11/16/22	9,500,000	8,803,656
3.375%, 05/12/21	30,500,000	29,432,815
4.250%, 02/04/21	7,800,000	7,685,375
4.250%, 10/14/21	7,700,000	7,528,371
Dexia Credit Local S.A. 2.375%, 09/20/22 (144A)	27,100,000	26,598,546
Erste Group Bank AG 8.875%, -1x 5Y EUR Swap + 9.020%, 10/15/21 (EUR) (b)	4,600,000	5,902,902
Goldman Sachs Group, Inc. (The)
2.876%, 3M LIBOR + 0.821%, 10/31/22 (b)	13,700,000	13,304,962
3.200%, 02/23/23	15,100,000	14,645,615
3.579%, 3M LIBOR + 0.800%, 12/13/19 (b)	1,200,000	1,200,227
3.750%, 05/22/25	5,375,000	5,144,902

Banks—(Continued)
HSBC Holdings plc
3.033%, 3M LIBOR + 0.923%, 11/22/23 (b)	17,100,000	16,550,410
3.240%, 3M LIBOR + 0.600%, 05/18/21 (b)	13,900,000	13,693,731
3.400%, 03/08/21	14,900,000	14,855,889
3.640%, 3M LIBOR + 1.000%, 05/18/24 (b)	9,500,000	9,251,442
3.908%, 3M LIBOR + 1.500%, 01/05/22 (b)	18,400,000	18,584,096
5.007%, 3M LIBOR + 2.240%, 03/08/21 (b)	9,600,000	9,833,314
Industrial & Commercial Bank of China, Ltd. 3.581%, 3M LIBOR + 0.875%, 11/29/19 (b)	2,700,000	2,705,994
ING Groep NV
4.100%, 10/02/23	14,000,000	13,990,595
4.625%, 01/06/26 (144A)	7,900,000	7,957,137
JPMorgan Chase & Co.
3.390%, 3M LIBOR + 0.900%, 04/25/23 (b)	8,000,000	7,895,948
3.411%, 3M LIBOR + 0.610%, 06/18/22 (b)	17,200,000	17,010,969
3.514%, 3M LIBOR + 0.610%, 06/18/22 (b)	17,200,000	17,238,253
3.797%, 3M LIBOR + 0.890%, 07/23/24 (b)	14,400,000	14,425,096
3.866%, 3M LIBOR + 1.100%, 06/07/21 (b)	17,000,000	17,116,294
JPMorgan Chase Bank N.A.
2.848%, 3M LIBOR + 0.340%, 04/26/21 (b)	25,000,000	24,768,139
3.010%, SOFR + 0.55%, 10/19/20 (b)	14,000,000	13,975,071
Lloyds Bank plc
3.300%, 05/07/21	12,900,000	12,860,399
7.500%, 04/02/32 (k) (l)	13,000,000	10,345,660
Lloyds Banking Group plc
4.050%, 08/16/23	14,900,000	14,719,149
6.375%, 5Y EUR Swap + 5.290%, 06/27/20 (EUR) (b)	3,800,000	4,299,426
7.000%, 5Y GBP Swap + 5.060%, 06/27/19 (GBP) (b)	6,900,000	8,789,251
7.625%, 5Y GBP Swap + 5.010%, 06/27/23 (GBP) (b)	11,400,000	14,944,555
Mitsubishi UFJ Financial Group, Inc. 3.455%, 03/02/23	17,700,000	17,590,324
Morgan Stanley & Co. LLC
3.737%, 3M LIBOR + 0.847%, 04/24/24 (b)	17,500,000	17,366,321
National Australia Bank, Ltd. 3.625%, 06/20/23	14,800,000	14,756,843
Oversea-Chinese Banking Corp., Ltd. 3.090%, 3M LIBOR + 0.400%, 05/17/21 (144A) (b)	11,500,000	11,486,626
Regions Bank 3.374%, 3M LIBOR + 0.500%, 08/13/21 (b)	14,600,000	14,537,697
Royal Bank of Scotland Group plc 2.500%, 03/22/23 (EUR)	10,000,000	11,677,584
Santander UK Group Holdings plc
2.875%, 10/16/20	1,800,000	1,768,597
3.373%, 3M LIBOR + 1.080%, 01/05/24 (b)	3,900,000	3,700,221
3.823%, 3M LIBOR + 1.400%, 11/03/28 (b)	1,300,000	1,175,438
Skandinaviska Enskilda Banken AB 3.250%, 05/17/21 (144A)	14,600,000	14,545,834
Societe Generale S.A.
2.625%, 09/16/20 (144A)	300,000	296,358
4.250%, 09/14/23 (144A)	13,900,000	13,803,719
Standard Chartered plc 4.247%, 3M LIBOR + 1.150%, 01/20/23 (144A) (b)	14,300,000	14,156,385

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Sumitomo Mitsui Banking Corp. 2.514%, 01/17/20	14,900,000	$14,788,723
Sumitomo Mitsui Financial Group, Inc. 2.934%, 03/09/21	15,100,000	14,940,535
Svenska Handelsbanken AB 3.350%, 05/24/21	15,000,000	14,991,261
Synchrony Bank 3.650%, 05/24/21	14,900,000	14,578,300
Toronto-Dominion Bank (The)
2.500%, 01/18/22 (144A)	20,600,000	20,354,973
3.350%, 10/22/21 (144A)	16,700,000	16,875,084
UBS AG
2.450%, 12/01/20 (144A)	9,700,000	9,518,736
3.347%, 3M LIBOR + 0.580%, 06/08/20 (144A) (b)	15,800,000	15,791,342
7.625%, 08/17/22	3,600,000	3,834,000
UBS Group Funding Switzerland AG
3.000%, 04/15/21 (144A)	14,000,000	13,891,218
4.125%, 04/15/26 (144A)	10,200,000	10,139,254
UniCredit S.p.A. 7.830%, 12/04/23 (144A) (i)	29,700,000	31,041,846
Wells Fargo & Co.
3.000%, 02/19/25	11,200,000	10,559,741
6.558%, 3M LIBOR + 3.770%, 03/15/19 (b)	11,300,000	11,229,375
Wells Fargo Bank N.A. 3.325%, 3M LIBOR + 0.490%, 07/23/21 (b)	14,600,000	14,585,405

		1,182,460,673

Beverages—0.4%
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	1,400,000	1,363,128
Keurig Dr Pepper, Inc. 4.057%, 05/25/23 (144A)	14,600,000	14,539,715
Pernod Ricard S.A.
4.250%, 07/15/22 (144A)	4,000,000	4,057,548
4.450%, 01/15/22 (144A)	1,700,000	1,733,847

		21,694,238

Biotechnology—0.0%
Baxalta, Inc. 2.875%, 06/23/20	477,000	472,665

Building Materials—0.0%
Holcim U.S. Finance Sarl & Cie SCS 6.000%, 12/30/19 (144A)	1,500,000	1,536,218

Chemicals—0.2%
International Flavors & Fragrances, Inc. 3.400%, 09/25/20	8,200,000	8,204,805

Commercial Services—0.3%
Equifax, Inc. 3.600%, 08/15/21	3,645,000	3,639,439

Commercial Services—(Continued)
ERAC USA Finance LLC 2.350%, 10/15/19 (144A)	10,138,000	10,068,750

		13,708,189

Computers—0.7%
Apple, Inc. 3.000%, 06/20/27	8,300,000	7,913,936
Dell International LLC / EMC Corp.
4.420%, 06/15/21 (144A)	17,700,000	17,681,800
5.450%, 06/15/23 (144A)	9,600,000	9,768,790
EMC Corp. 2.650%, 06/01/20	4,090,000	3,927,542

		39,292,068

Diversified Financial Services—4.0%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/23/23	3,600,000	3,422,369
4.125%, 07/03/23	6,300,000	6,125,342
4.450%, 10/01/25	15,000,000	14,246,530
4.625%, 10/30/20	5,300,000	5,335,973
4.625%, 07/01/22	3,225,000	3,236,049
Air Lease Corp. 3.500%, 01/15/22	2,000,000	1,968,102
Aircastle, Ltd. 5.500%, 02/15/22	4,498,000	4,602,369
Ally Financial, Inc.
3.500%, 01/27/19	2,600,000	2,598,375
3.750%, 11/18/19	1,700,000	1,693,625
4.125%, 03/30/20	300,000	296,838
American Express Co. 3.375%, 05/17/21	14,200,000	14,222,062
B3 S.A. Brasil Bolsa Balcao 5.500%, 07/16/20	1,000,000	1,016,260
Blackstone CQP Holdco L.P.
6.000%, 08/18/21 (144A) (i)	10,700,000	10,715,229
6.500%, 03/20/21 (144A) (i)	20,700,000	20,752,601
Capital One Financial Corp. 2.400%, 10/30/20	14,700,000	14,388,802
Daiwa Securities Group, Inc. 3.129%, 04/19/22 (144A)	17,900,000	17,612,214
Emerald Bay S.A. Zero Coupon, 10/08/20 (144A) (EUR)	3,294,000	3,538,218
GE Capital UK Funding Unlimited Co. 5.875%, 11/04/20 (GBP)	10,600,000	14,069,887
Intercontinental Exchange, Inc. 2.350%, 09/15/22	12,500,000	12,084,911
International Lease Finance Corp.
4.625%, 04/15/21	2,000,000	2,018,996
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.375%, 04/01/20 (144A)	500,000	498,750
LeasePlan Corp. NV 2.875%, 01/22/19 (144A)	17,600,000	17,593,437
Navient Corp.
4.875%, 06/17/19	1,104,000	1,099,860

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Navient Corp.
5.875%, 03/25/21	500,000	$478,750
8.000%, 03/25/20	1,500,000	1,524,150
NTT Finance Corp. 1.900%, 07/21/21	9,700,000	9,349,723
Springleaf Finance Corp.
6.125%, 05/15/22	9,100,000	8,824,361
6.875%, 03/15/25	11,800,000	10,561,000
8.250%, 12/15/20	7,000,000	7,245,000

		211,119,783

Electric—1.9%
Consolidated Edison, Inc. 3.222%, 3M LIBOR + 0.400%, 06/25/21 (b)	5,000,000	4,950,735
Duke Energy Corp. 3.550%, 09/15/21	992,000	994,654
Enel Finance International NV
2.875%, 05/25/22 (144A)	9,000,000	8,479,454
4.250%, 09/14/23 (144A)	14,900,000	14,568,093
Entergy Corp. 5.125%, 09/15/20	1,000,000	1,020,458
Eversource Energy 2.750%, 03/15/22	6,100,000	5,967,667
FirstEnergy Corp. 3.900%, 07/15/27	1,300,000	1,259,801
IPALCO Enterprises, Inc. 3.450%, 07/15/20	7,653,000	7,642,029
NextEra Energy Capital Holdings, Inc.
2.400%, 09/15/19	4,192,000	4,165,152
3.107%, 3M LIBOR + 0.400%, 08/21/20 (b)	17,100,000	17,079,017
Progress Energy, Inc. 4.400%, 01/15/21	3,600,000	3,668,591
Sempra Energy 3.238%, 3M LIBOR + 0.450%, 03/15/21 (b)	17,600,000	17,241,450
Southern Co. (The) 2.350%, 07/01/21	5,812,000	5,650,422
Southern Power Co. 1.950%, 12/15/19	10,900,000	10,735,704

		103,423,227

Electronics—0.1%
Arrow Electronics, Inc. 3.250%, 09/08/24	6,150,000	5,725,887

Environmental Control—0.0%
Republic Services, Inc. 3.550%, 06/01/22	1,400,000	1,405,770

Food—1.4%
Campbell Soup Co.
2.500%, 08/02/22	3,680,000	3,485,276
3.288%, 3M LIBOR + 0.500%, 03/16/20 (b)	10,945,000	10,847,646
3.418%, 3M LIBOR + 0.630%, 03/15/21 (b)	10,233,000	10,034,689
3.650%, 03/15/23	8,200,000	7,996,217

Food—(Continued)
Danone S.A.
2.077%, 11/02/21 (144A)	13,943,000	13,469,100
2.589%, 11/02/23 (144A)	3,858,000	3,667,515
General Mills, Inc. 2.976%, 3M LIBOR + 0.540%, 04/16/21 (b)	4,200,000	4,134,849
Kraft Heinz Foods Co. 2.800%, 07/02/20	1,700,000	1,684,996
Mondelez International, Inc.
3.000%, 05/07/20	7,200,000	7,172,289
3.625%, 05/07/23	11,500,000	11,516,101

		74,008,678

Healthcare-Products—0.6%
Becton Dickinson & Co. 2.133%, 06/06/19	12,000,000	11,930,137
Boston Scientific Corp.
3.375%, 05/15/22	2,200,000	2,185,765
6.000%, 01/15/20	4,337,000	4,446,086
Covidien International Finance S.A. 3.200%, 06/15/22	7,670,000	7,648,090
Zimmer Biomet Holdings, Inc. 3.554%, 3M LIBOR + 0.750%, 03/19/21 (b)	3,395,000	3,363,209

		29,573,287

Home Builders—0.2%
DR Horton, Inc.
4.000%, 02/15/20	7,800,000	7,813,800
4.375%, 09/15/22	4,700,000	4,754,322

		12,568,122

Household Products/Wares—0.2%
Reckitt Benckiser Treasury Services plc 3.384%, 3M LIBOR + 0.560%, 06/24/22 (144A) (b)	8,700,000	8,548,206

Housewares—0.1%
Newell Brands, Inc. 3.850%, 04/01/23	7,400,000	7,291,131

Insurance—0.6%
Ambac Assurance Corp. 5.100%, 06/07/20 (144A)	144	191
Ambac LSNI LLC 7.803%, 3M LIBOR + 5.000%, 02/12/23 (144A) (b)	3,963,426	3,968,380
AXA Equitable Holdings, Inc. 3.900%, 04/20/23 (144A)	10,000,000	9,875,503
Guardian Life Global Funding 3.400%, 04/25/23 (144A)	14,600,000	14,544,338
Society of Lloyd’s 4.750%, 10/30/24 (GBP)	1,600,000	2,124,772

		30,513,184

Internet—0.5%
Amazon.com, Inc. 3.150%, 08/22/27	10,500,000	10,137,081

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Internet—(Continued)
Booking Holdings, Inc. 2.750%, 03/15/23	4,600,000	$4,414,965
eBay, Inc. 2.750%, 01/30/23	12,150,000	11,680,218

		26,232,264

Lodging—0.7%
Hyatt Hotels Corp. 4.850%, 03/15/26	2,700,000	2,766,014
Marriott International, Inc. 4.150%, 12/01/23	14,100,000	14,122,849
MGM Resorts International 7.750%, 03/15/22	1,100,000	1,170,125
Sands China, Ltd. 4.600%, 08/08/23 (144A)	16,000,000	15,894,188
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 4.250%, 05/30/23 (144A)	3,800,000	3,572,000

		37,525,176

Media—0.7%
Altice France S.A. 6.250%, 05/15/24 (144A)	3,700,000	3,450,250
CBS Radio, Inc. 7.250%, 11/01/24 (144A) (m)	4,000,000	3,720,000
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, 07/23/22	14,229,000	14,365,004
Comcast Corp. 3.127%, 3M LIBOR + 0.330%, 10/01/20 (b)	2,300,000	2,289,390
CSC Holdings LLC 5.375%, 02/01/28 (144A)	3,800,000	3,494,784
Time Warner Cable LLC 4.000%, 09/01/21	1,000,000	993,881
Virgin Media Secured Finance plc
5.125%, 01/15/25 (GBP)	2,000,000	2,522,433
5.500%, 01/15/25 (GBP)	2,700,000	3,413,888
Warner Media LLC 3.400%, 06/15/22	1,800,000	1,775,699

		36,025,329

Miscellaneous Manufacturing—0.4%
General Electric Co. 5.000%, 3M LIBOR + 3.330%, 01/21/21 (b)	7,700,000	5,890,500
Textron, Inc. 3.168%, 3M LIBOR + 0.550%, 11/10/20 (b)	14,400,000	14,275,993

		20,166,493

Oil & Gas—0.7%
BG Energy Capital plc 4.000%, 10/15/21 (144A)	1,300,000	1,318,158
BP Capital Markets America, Inc.
3.790%, 02/06/24	13,700,000	13,846,872
4.234%, 11/06/28	7,000,000	7,205,774

Oil & Gas—(Continued)
Continental Resources, Inc. 5.000%, 09/15/22	800,000	794,284
EQT Corp. 2.500%, 10/01/20	3,562,000	3,482,413
Marathon Oil Corp. 2.800%, 11/01/22	2,200,000	2,066,204
Petrobras Global Finance B.V. 6.125%, 01/17/22	2,715,000	2,786,269
Pioneer Natural Resources Co.
7.500%, 01/15/20	1,500,000	1,558,539
Rio Oil Finance Trust 9.250%, 07/06/24 (144A)	2,698,931	2,877,736

		35,936,249

Packaging & Containers—0.3%
Westrock Co. 4.650%, 03/15/26 (144A)	14,700,000	14,931,591

Pharmaceuticals—1.5%
AbbVie, Inc.
2.850%, 05/14/23	3,000,000	2,890,566
2.900%, 11/06/22	9,075,000	8,829,767
3.200%, 05/14/26	1,300,000	1,205,426
3.600%, 05/14/25	700,000	671,724
Allergan Funding SCS 3.450%, 03/15/22	4,900,000	4,824,820
Bayer U.S. Finance LLC 3.798%, 3M LIBOR + 1.010%, 12/15/23 (144A) (b)	17,400,000	16,638,680
CVS Health Corp.
2.750%, 12/01/22	2,900,000	2,790,824
3.350%, 03/09/21	2,900,000	2,890,312
4.300%, 03/25/28	5,000,000	4,895,938
4.750%, 12/01/22	3,300,000	3,404,665
CVS Pass-Through Trust 6.943%, 01/10/30	753,604	837,566
Shire Acquisitions Investments Ireland DAC
1.900%, 09/23/19	13,200,000	13,015,223
2.400%, 09/23/21	1,900,000	1,837,190
Takeda Pharmaceutical Co., Ltd. 4.400%, 11/26/23 (144A)	16,400,000	16,578,549

		81,311,250

Pipelines—0.4%
Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 5.500%, 10/15/19	5,800,000	5,848,906
Enbridge, Inc. 3.488%, 3M LIBOR + 0.700%, 06/15/20 (b)	11,500,000	11,460,226
Sunoco Logistics Partners Operations L.P. 5.950%, 12/01/25	1,800,000	1,878,036

		19,187,168

Real Estate—0.2%
CPI Property Group S.A. 2.125%, 10/04/24 (EUR)	3,800,000	4,202,600

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate—(Continued)
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125%, 03/20/22 (144A)	1,200,000	$1,191,246
3.875%, 03/20/27 (144A)	1,700,000	1,692,896
Tesco Property Finance 6 plc 5.411%, 07/13/44 (GBP)	1,062,705	1,460,504
WEA Finance LLC 3.150%, 04/05/22 (144A)	4,770,000	4,697,888

		13,245,134

Real Estate Investment Trusts—3.0%
American Campus Communities Operating Partnership L.P. 3.625%, 11/15/27	2,200,000	2,069,096
American Homes 4 Rent L.P.
4.250%, 02/15/28	1,900,000	1,837,159
American Tower Corp. 3.500%, 01/31/23	1,807,000	1,775,771
Brixmor Operating Partnership L.P.
3.900%, 03/15/27	6,000,000	5,682,558
4.125%, 06/15/26	5,500,000	5,328,446
CBL & Associates L.P. 5.950%, 12/15/26	7,200,000	5,508,000
Crown Castle International Corp. 5.250%, 01/15/23	8,831,000	9,169,823
Digital Realty Trust L.P.
3.400%, 10/01/20	5,300,000	5,282,112
4.750%, 10/01/25	8,000,000	8,177,254
GLP Capital L.P. / GLP Financing II, Inc. 5.250%, 06/01/25	5,000,000	4,964,600
Goodman U.S. Finance Three LLC 3.700%, 03/15/28 (144A)	10,800,000	10,284,879
Hospitality Properties Trust 4.375%, 02/15/30	11,490,000	10,526,726
Kilroy Realty LP 4.750%, 12/15/28	10,000,000	10,191,091
Omega Healthcare Investors, Inc. 4.750%, 01/15/28 (m)	8,900,000	8,724,259
Public Storage
2.370%, 09/15/22	2,500,000	2,414,379
3.094%, 09/15/27	15,500,000	14,525,793
Realty Income Corp. 3.875%, 04/15/25	10,700,000	10,684,547
Senior Housing Properties Trust 4.750%, 02/15/28	9,600,000	9,062,164
Simon Property Group L.P. 2.750%, 06/01/23	18,690,000	18,110,303
UDR, Inc.
3.500%, 07/01/27	1,900,000	1,809,148
4.400%, 01/26/29	3,400,000	3,431,373
Welltower, Inc. 4.250%, 04/01/26	10,300,000	10,286,648

		159,846,129

Retail—0.3%
McDonald’s Corp. 2.939%, 3M LIBOR + 0.430%, 10/28/21 (b)	14,300,000	14,200,978

Savings & Loans—0.2%
Nationwide Building Society 4.363%, 3M LIBOR + 1.392%, 08/01/24 (144A) (b)	9,390,000	9,199,084

Semiconductors—0.0%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.000%, 01/15/22	2,544,000	2,446,468

Software—0.4%
Activision Blizzard, Inc. 2.600%, 06/15/22	4,759,000	4,616,265
Oracle Corp. 1.900%, 09/15/21	6,000,000	5,822,596
VMware, Inc. 2.300%, 08/21/20	13,600,000	13,318,327

		23,757,188

Telecommunications—1.4%
AT&T, Inc.
3.086%, 3M LIBOR + 0.650%, 01/15/20 (b)	11,900,000	11,879,235
3.386%, 3M LIBOR + 0.950%, 07/15/21 (b)	14,900,000	14,850,864
3.488%, 3M LIBOR + 0.750%, 06/01/21 (b)	16,900,000	16,791,909
3.956%, 3M LIBOR + 1.180%, 06/12/24 (b)	14,200,000	13,773,886
Deutsche Telekom International Finance B.V. 2.820%, 01/19/22 (144A)	700,000	684,217
Verizon Communications, Inc.
3.376%, 02/15/25	16,266,000	15,781,225
3.788%, 3M LIBOR + 1.000%, 03/16/22 (b)	1,900,000	1,902,071

		75,663,407

Trucking & Leasing—0.5%
Aviation Capital Group LLC
2.875%, 01/20/22 (144A)	4,480,000	4,334,751
4.125%, 08/01/25 (144A)	11,500,000	11,164,796
Park Aerospace Holdings, Ltd. 4.500%, 03/15/23 (144A)	9,000,000	8,415,000
Penske Truck Leasing Co. L.P. / PTL Finance Corp. 3.375%, 02/01/22 (144A)	600,000	593,276

		24,507,823

Total Corporate Bonds & Notes (Cost $2,689,847,508)		2,569,923,437

Asset-Backed Securities—17.2%

Asset-Backed - Automobile—2.3%
Ally Auto Receivables Trust 2.720%, 05/17/21	17,200,000	17,172,430
Ally Master Owner Trust 2.775%, 1M LIBOR + 0.320%, 07/15/22 (b)	17,200,000	17,141,823
AmeriCredit Automobile Receivables Trust 2.685%, 1M LIBOR + 0.230%, 07/19/21 (b)	4,381,678	4,379,927
Chesapeake Funding II LLC
2.825%, 1M LIBOR + 0.370%, 08/15/30 (144A) (b)	17,200,000	17,154,597
3.230%, 08/15/30 (144A)	11,500,000	11,552,211

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Credit Acceptance Auto Loan Trust 3.470%, 05/17/27 (144A)	11,500,000	$11,478,158
Exeter Automobile Receivables Trust 1.960%, 03/15/21 (144A)	599,702	598,947
Flagship Credit Auto Trust 1.930%, 12/15/21 (144A)	2,965,255	2,958,479
GM Financial Consumer Automobile Receivables Trust 2.740%, 07/16/21	17,200,000	17,170,423
OneMain Direct Auto Receivables Trust 3.430%, 12/16/24 (144A)	14,400,000	14,426,855
Westlake Automobile Receivables Trust 2.980%, 01/18/22 (144A)	8,600,000	8,595,894

		122,629,744

Asset-Backed - Credit Card—0.5%
Chase Issuance Trust 2.755%, 1M LIBOR + 0.300%, 01/15/22 (b)	12,000,000	12,005,821
Golden Credit Card Trust 2.855%, 1M LIBOR + 0.400%, 02/15/21 (144A) (b)	12,000,000	12,001,031

		24,006,852

Asset-Backed - Home Equity—2.0%
Accredited Mortgage Loan Trust 3.086%, 1M LIBOR + 0.580%, 07/25/34 (b)	11,123,909	10,920,566
ACE Securities Corp. Home Equity Loan Trust
2.656%, 1M LIBOR + 0.150%, 04/25/36 (b)	6,156,783	5,996,967
2.656%, 1M LIBOR + 0.150%, 07/25/36 (b)	9,261,964	4,437,911
Asset-Backed Funding Certificates Trust 3.206%, 1M LIBOR + 0.700%, 06/25/34 (b)	1,963,496	1,923,811
Asset-Backed Securities Corp. Home Equity Loan Trust
2.586%, 1M LIBOR + 0.080%, 05/25/37 (b)	24,771	17,047
2.956%, 1M LIBOR + 0.450%, 11/25/35 (b)	2,000,000	1,994,236
Bear Stearns Asset-Backed Securities I Trust
2.756%, 1M LIBOR + 0.250%, 04/25/37 (b)	13,660,013	14,217,254
3.005%, 1M LIBOR + 0.460%, 02/25/36 (b)	1,000,000	972,590
3.306%, 1M LIBOR + 0.800%, 10/27/32 (b)	16,148	15,581
3.506%, 1M LIBOR + 1.000%, 10/25/37 (b)	2,773,311	2,775,471
3.511%, 1M LIBOR + 1.005%, 06/25/35 (b)	7,631,763	7,594,736
Citigroup Mortgage Loan Trust
2.666%, 1M LIBOR + 0.160%, 12/25/36 (144A) (b)	8,546,395	5,404,665
2.676%, 1M LIBOR + 0.170%, 05/25/37 (b)	4,523,219	4,487,660
HSI Asset Securitization Corp. Trust 2.676%, 1M LIBOR + 0.170%, 12/25/36 (b)	10,679,264	3,811,739
IXIS Real Estate Capital Trust 3.451%, 1M LIBOR + 0.945%, 02/25/35 (b)	2,728,753	2,680,359
MASTR Asset-Backed Securities Trust
2.556%, 1M LIBOR + 0.050%, 08/25/36 (b)	6,007,821	2,898,122
2.676%, 1M LIBOR + 0.170%, 10/25/36 (b)	5,204,448	5,078,834
Merrill Lynch Mortgage Investors Trust 3.256%, 1M LIBOR + 0.750%, 06/25/36 (b)	1,091,251	1,094,972
Morgan Stanley ABS Capital I, Inc. Trust
2.566%, 1M LIBOR + 0.060%, 05/25/37 (b)	166,497	145,112
2.656%, 1M LIBOR + 0.150%, 06/25/36 (b)	290,402	241,722

Asset-Backed - Home Equity—(Continued)
NovaStar Mortgage Funding Trust 2.706%, 1M LIBOR + 0.200%, 09/25/37 (b)	7,507,750	7,223,363
Option One Mortgage Corp. Asset-Backed Certificates 3.146%, 1M LIBOR + 0.640%, 08/25/33 (b)	11,691	11,458
Option One Mortgage Loan Trust 2.646%, 1M LIBOR + 0.140%, 01/25/37 (b)	6,214,891	4,631,505
Renaissance Home Equity Loan Trust 3.195%, 1M LIBOR + 0.880%, 08/25/33 (b)	102,753	100,477
Residential Asset Securities Corp. Trust
2.656%, 1M LIBOR + 0.150%, 07/25/36 (b)	6,973,029	6,566,998
2.786%, 1M LIBOR + 0.280%, 06/25/36 (b)	6,000,000	5,898,712
3.086%, 1M LIBOR + 0.580%, 06/25/33 (b)	841,481	778,254
3.271%, 1M LIBOR + 0.765%, 03/25/34 (b)	1,579,872	1,572,404
Soundview Home Loan Trust 2.686%, 1M LIBOR + 0.180%, 05/25/36 (b)	3,356,226	3,343,886

		106,836,412

Asset-Backed - Manufactured Housing—0.0%
Conseco Finance Corp. 6.220%, 03/01/30	20,218	21,090
Mid-State Trust 7.791%, 03/15/38	89,165	97,488

		118,578

Asset-Backed - Other—11.4%
Allegro CLO, Ltd.
3.740%, 3M LIBOR + 1.220%, 01/30/26 (144A) (b)	5,456,346	5,440,965
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 3.286%, 1M LIBOR + 0.780%, 05/25/34 (b)	4,148,991	4,144,151
Apex Credit CLO, Ltd. 3.611%, 3M LIBOR + 1.050%, 10/27/28 (144A) (b)	13,600,000	13,546,266
Argent Securities, Inc. Asset-Backed Pass-Through Certificates 2.886%, 1M LIBOR + 0.380%, 02/25/36 (b)	5,719,209	4,373,257
Avery Point CLO, Ltd. 3.565%, 3M LIBOR + 1.120%, 01/18/25 (144A) (b)	6,513,647	6,505,029
B&M CLO, Ltd. 3.166%, 3M LIBOR + 0.730%, 04/16/26 (144A) (b)	3,921,116	3,903,224
Brookside Mill CLO, Ltd. 3.269%, 3M LIBOR + 0.820%, 01/17/28 (144A) (b)	11,295,000	11,143,534
Catamaran CLO, Ltd. 3.845%, 3M LIBOR + 1.400%, 10/18/26 (144A) (b)	8,000,000	7,997,048
Chapel B.V. 0.344%, -1x3M EURIBOR + 0.660%, 11/17/64 (EUR) (b)	207,459	237,712
CIFC Funding, Ltd.
3.216%, 3M LIBOR + 0.780%, 04/15/27 (144A) (b)	15,300,000	15,203,901
3.350%, 3M LIBOR + 0.860%, 10/25/27 (144A) (b)	16,200,000	16,099,690
Countrywide Asset-Backed Certificates
2.646%, 1M LIBOR + 0.140%, 07/25/37 (b)	10,880,257	9,754,116
2.646%, 1M LIBOR + 0.140%, 04/25/47 (b)	4,090,835	3,932,770
2.656%, 1M LIBOR + 0.150%, 05/25/37 (b)	1,118,950	1,102,810
2.656%, 1M LIBOR + 0.150%, 06/25/47 (b)	376,150	370,995
2.726%, 1M LIBOR + 0.220%, 09/25/37 (b)	6,346,655	5,307,647

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Countrywide Asset-Backed Certificates
2.786%, 1M LIBOR + 0.280%, 09/25/36 (b)	6,613,452	$6,586,204
3.066%, 1M LIBOR + 0.560%, 12/25/35 (b)	749,566	750,083
4.700%, 10/25/46 (b)	5,012,255	4,805,600
4.788%, 10/25/32 (b)	9,526,081	8,503,386
Credit Suisse Mortgage Trust 4.500%, 03/25/21	8,120,312	8,129,901
CVP Cascade CLO-1, Ltd. 3.586%, 3M LIBOR + 1.150%, 01/16/26 (144A) (b)	5,733,796	5,730,872
CWABS Asset-Backed Certificates Trust
2.646%, 1M LIBOR + 0.140%, 02/25/37 (b)	4,000,446	3,702,652
2.656%, 1M LIBOR + 0.150%, 09/25/46 (b)	3,940,857	3,895,906
2.656%, 1M LIBOR + 0.150%, 03/25/47 (b)	1,558,996	1,516,653
3.206%, 1M LIBOR + 0.700%, 11/25/35 (b)	10,000,000	9,949,693
Dorchester Park CLO DAC 3.369%, 3M LIBOR + 0.900%, 04/20/28 (144A) (b)	9,500,000	9,415,364
Emerson Park CLO, Ltd. 3.416%, 3M LIBOR + 0.980%, 07/15/25 (144A) (b)	1,518,347	1,517,576
Figueroa CLO, Ltd.
3.336%, 3M LIBOR + 0.900%, 01/15/27 (144A) (b)	14,400,000	14,318,467
3.642%, 3M LIBOR + 0.850%, 06/20/27 (144A) (b)	14,300,000	14,171,872
First Franklin Mortgage Loan Trust
2.646%, 1M LIBOR + 0.140%, 12/25/36 (b)	6,548,750	3,831,435
2.866%, 1M LIBOR + 0.360%, 10/25/35 (b)	5,172,854	5,153,332
3.931%, 1M LIBOR + 1.425%, 10/25/34 (b)	4,295,052	4,231,453
Flagship CLO, Ltd. 3.286%, 3M LIBOR + 0.850%, 01/16/26 (144A) (b)	11,000,000	10,946,078
Flagship, Ltd. 3.589%, 3M LIBOR + 1.120%, 01/20/26 (144A) (b)	5,878,053	5,873,556
Gallatin CLO, Ltd. 3.485%, 3M LIBOR + 1.050%, 01/21/28 (144A) (b)	13,850,000	13,767,731
GSAMP Trust
2.676%, 1M LIBOR + 0.170%, 12/25/36 (b)	3,077,027	1,829,824
2.896%, 1M LIBOR + 0.390%, 01/25/36 (b)	14,600,000	14,436,230
3.826%, 1M LIBOR + 1.320%, 12/25/34 (b)	6,561,021	4,688,493
Home Equity Loan Trust
2.736%, 1M LIBOR + 0.230%, 04/25/37 (b)	16,100,000	14,324,996
Home Equity Mortgage Loan Asset-Backed Trust 2.726%, 1M LIBOR + 0.220%, 04/25/37 (b)	3,413,774	2,694,103
Jamestown CLO, Ltd. 3.669%, 3M LIBOR + 1.220%, 01/17/27 (144A) (b)	17,104,688	17,096,580
JMP Credit Advisors CLO IIIR, Ltd. 3.299%, 3M LIBOR + 0.850%, 01/17/28 (144A) (b)	14,900,000	14,833,933
JPMorgan Mortgage Acquisition Trust 2.646%, 1M LIBOR + 0.140%, 03/25/47 (b)	1,438,586	1,435,257
Lehman XS Trust 3.306%, 1M LIBOR + 0.800%, 10/25/35 (b)	2,309,460	2,272,542
LoanCore Issuer, Ltd. 3.585%, 1M LIBOR + 1.130%, 05/15/28 (144A) (b)	14,300,000	14,116,385
Long Beach Mortgage Loan Trust
3.026%, 1M LIBOR + 0.520%, 08/25/45 (b)	775,874	746,642
3.286%, 1M LIBOR + 0.780%, 08/25/35 (b)	10,000,000	9,715,858
Loomis Sayles CLO , Ltd. 3.336%, 3M LIBOR + 0.900%, 04/15/28 (144A) (b)	11,800,000	11,598,515
Marathon CLO, Ltd. 3.516%, 3M LIBOR + 0.870%, 11/21/27 (144A) (b)	14,700,000	14,474,105

Asset-Backed - Other—(Continued)
Monarch Grove CLO 3.370%, 3M LIBOR + 0.880%, 01/25/28 (144A) (b)	8,800,000	8,732,610
Morgan Stanley ABS Capital I, Inc. Trust
2.631%, 1M LIBOR + 0.125%, 07/25/36 (b)	4,773,808	4,141,315
2.816%, 1M LIBOR + 0.310%, 12/25/35 (b)	2,814,778	2,765,934
3.466%, 1M LIBOR + 0.960%, 06/25/35 (b)	1,421,184	1,424,279
OCP CLO, Ltd. 3.236%, 3M LIBOR + 0.800%, 07/15/27 (144A) (b)	5,400,000	5,352,529
Octagon Investment Partners, Ltd. 3.286%, 3M LIBOR + 0.850%, 07/15/27 (144A) (b)	8,800,000	8,757,540
OneMain Financial Issuance Trust 3.190%, 03/18/26 (144A)	1,341,258	1,340,171
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.996%, 1M LIBOR + 0.490%, 09/25/35 (b)	5,000,000	4,706,647
3.556%, 1M LIBOR + 1.050%, 10/25/34 (b)	5,800,000	5,850,589
4.306%, 1M LIBOR + 1.800%, 12/25/34 (b)	4,636,570	4,675,388
Residential Asset Securities Corp. Trust 2.666%, 1M LIBOR + 0.160%, 11/25/36 (b)	5,394,204	5,117,870
Saxon Asset Securities Trust 2.906%, 1M LIBOR + 0.400%, 09/25/47 (b)	2,530,000	2,345,288
Securitized Asset-Backed Receivables LLC Trust 2.756%, 1M LIBOR + 0.250%, 05/25/36 (b)	9,220,950	5,810,179
Sofi Consumer Loan Program Trust 2.550%, 02/25/27 (144A)	4,482,827	4,457,065
Soundview Home Loan Trust
2.616%, 1M LIBOR + 0.110%, 02/25/37 (b)	2,455,070	921,534
3.466%, 1M LIBOR + 0.960%, 05/25/35 (b)	2,400,000	2,390,874
Specialty Underwriting & Residential Finance Trust 2.776%, 1M LIBOR + 0.270%, 04/25/37 (b)	5,029,850	3,075,247
SpringCastle America Funding LLC 3.050%, 04/25/29 (144A)	7,207,703	7,138,141
Structured Asset Investment Loan Trust
2.656%, 1M LIBOR + 0.150%, 09/25/36 (b)	5,535,088	5,307,640
2.926%, 1M LIBOR + 0.420%, 11/25/35 (b)	7,700,000	7,446,082
3.241%, 1M LIBOR + 0.735%, 08/25/35 (b)	3,066,778	3,064,859
Structured Asset Securities Corp. Mortgage Loan Trust 3.406%, 1M LIBOR + 0.900%, 08/25/37 (b)	500,906	505,870
Sudbury Mill CLO, Ltd.
3.599%, 3M LIBOR + 1.150%, 01/17/26 (144A) (b)	8,136,031	8,106,985
3.619%, 3M LIBOR + 1.170%, 01/17/26 (144A) (b)	6,915,626	6,888,842
Symphony CLO, Ltd.
3.316%, 3M LIBOR + 0.880%, 04/15/28 (144A) (b)	2,800,000	2,787,557
3.466%, 3M LIBOR + 1.030%, 10/15/25 (144A) (b)	13,890,976	13,834,093
Telos CLO, Ltd. 3.399%, 3M LIBOR + 0.950%, 04/17/28 (144A) (b)	17,400,000	17,155,948
TICP CLO III-2, Ltd. 3.309%, 3M LIBOR + 0.840%, 04/20/28 (144A) (b)	11,700,000	11,530,011
Tralee CLO, Ltd. 3.869%, 3M LIBOR + 1.110%, 10/20/28 (144A) (b)	6,200,000	6,139,401
U.S. Small Business Administration 6.220%, 12/01/28	1,661,189	1,808,399
Upstart Securitization Trust 4.997%, 08/20/25 (144A)	5,700,000	5,700,547
Venture CLO, Ltd.
3.256%, 3M LIBOR + 0.820%, 04/15/27 (144A) (b)	11,900,000	11,766,553
3.316%, 3M LIBOR + 0.880%, 04/15/27 (144A) (b)	15,500,000	15,350,952

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Venture XVI CLO, Ltd. 3.286%, 3M LIBOR + 0.850%, 01/15/28 (144A) (b)	11,900,000	$11,788,307
Voya CLO, Ltd. 3.210%, 3M LIBOR + 0.720%, 07/25/26 (144A) (b)	8,778,902	8,740,002
Wells Fargo Home Equity Asset-Backed Securities Trust 2.986%, 1M LIBOR + 0.480%, 12/25/35 (b)	20,861,000	20,772,637

		607,822,277

Asset-Backed—Student Loan—1.0%
Navient Private Education Loan Trust 2.805%, 1M LIBOR + 0.350%, 12/15/59 (144A) (b)	7,042,497	7,033,311
Navient Private Education Refi Loan Trust 3.010%, 06/16/42 (144A)	12,664,039	12,623,259
Nelnet Student Loan Trust 4.327%, 3M LIBOR + 1.650%, 11/25/24 (b)	1,705,387	1,717,340
SMB Private Education Loan Trust 2.905%, 1M LIBOR + 0.450%, 06/17/24 (144A) (b)	1,020,874	1,020,872
SoFi Professional Loan Program LLC
1.550%, 03/26/40 (144A)	3,336,929	3,310,445
3.020%, 02/25/40 (144A)	6,773,167	6,729,359
Sofi Professional Loan Program Trust 2.640%, 08/25/47 (144A)	13,484,815	13,421,685
Utah State Board of Regents 3.256%, 1M LIBOR + 0.750%, 01/25/57 (b)	7,202,280	7,193,925

		53,050,196

Total Asset-Backed Securities (Cost $880,408,839)		914,464,059

Mortgage-Backed Securities—5.1%

Collateralized Mortgage Obligations—3.7%
Adjustable Rate Mortgage Trust 4.106%, 11/25/35 (b)	288,925	240,955
Alternative Loan Trust
2.666%, 1M LIBOR + 0.160%, 12/25/46 (b)	2,000,522	1,972,617
5.500%, 02/25/36	3,086,375	2,740,336
6.000%, 1M LIBOR + 6.000%, 08/25/36 (b)	3,865,466	3,889,048
6.000%, 04/25/37	3,533,898	2,638,533
Alternative Loan Trust Resecuritization 5.105%, 03/25/47 (b)	849,143	844,912
American Home Mortgage Investment Trust 4.885%, 6M LIBOR + 2.000%, 02/25/45 (b)	708,792	715,729
Banc of America Alternative Loan Trust
11.426%, -1x 1M LIBOR + 16.940%, 09/25/35 (b)	2,795,953	3,177,544
18.375%, -1x 1M LIBOR + 28.400%, 11/25/46 (b)	1,171,787	1,459,215
Banc of America Funding Trust
4.356%, 05/25/35 (b)	700,634	730,400
4.447%, 01/20/47 (b)	163,065	154,436
4.631%, 02/20/36 (b)	1,672,279	1,647,554
Banc of America Mortgage Trust 6.000%, 05/25/37	9,133,406	8,031,102
BCAP LLC Trust
2.716%, 1M LIBOR + 0.210%, 05/25/47 (b)	9,462,437	8,626,604

Collateralized Mortgage Obligations—(Continued)
BCAP LLC Trust
5.250%, 02/26/36 (144A)	3,479,923	2,617,058
5.250%, 08/26/37 (144A)	2,782,852	2,827,074
Bear Stearns Adjustable Rate Mortgage Trust
4.035%, 02/25/33 (b)	6,601	6,074
4.488%, 10/25/35 (b)	2,083,337	2,086,060
Bear Stearns ALT-A Trust
3.346%, 1M LIBOR + 0.840%, 11/25/34 (b)	68,116	67,653
3.839%, 05/25/36 (b)	1,957,938	1,390,088
3.939%, 11/25/36 (b)	2,046,928	1,679,144
4.032%, 05/25/35 (b)	941,541	949,141
4.209%, 09/25/35 (b)	745,542	613,727
4.463%, 11/25/36 (b)	3,141,302	2,865,648
Bear Stearns Structured Products, Inc. Trust
4.348%, 01/26/36 (b)	863,070	776,757
5.425%, 12/26/46 (b)	673,191	626,257
Chase Mortgage Finance Trust
3.786%, 03/25/37 (b)	1,362,793	1,331,884
4.204%, 09/25/36 (b)	2,308,869	2,138,710
4.224%, 12/25/35 (b)	1,861,762	1,798,026
Chevy Chase Funding LLC Mortgage-Backed Certificate 2.756%, 1M LIBOR + 0.250%, 08/25/35 (144A) (b)	28,693	28,314
CHL Mortgage Pass-Through Trust 2.706%, 1M LIBOR + 0.200%, 04/25/46 (b)	2,300,202	2,115,333
Citicorp Mortgage Securities Trust 6.000%, 05/25/37	1,849,807	1,767,157
Citigroup Mortgage Loan Trust
3.254%, 10/25/46 (b)	1,318,700	1,166,099
4.240%, 1Y CMT + 2.150%, 09/25/35 (b)	332,601	335,965
4.680%, 1Y CMT + 2.100%, 09/25/35 (b)	1,099,076	1,111,108
4.820%, 1Y CMT + 2.400%, 10/25/35 (b)	1,585,237	1,601,017
Countrywide Alternative Loan Trust
2.494%, -1x1M LIBOR + 5.000%, 05/25/35 (b) (c)	1,172,680	85,048
2.766%, 1M LIBOR + 0.260%, 06/25/46 (b)	6,817,467	5,347,616
6.000%, 03/25/35	12,877,148	11,854,009
6.000%, 07/25/37	5,470,337	3,960,763
Countrywide Home Loan Mortgage Pass-Through Trust
3.146%, 1M LIBOR + 0.640%, 03/25/35 (b)	452,681	450,480
3.837%, 09/20/36 (b)	2,449,968	2,094,349
5.750%, 06/25/37	1,716,753	1,401,514
Countrywide Home Reperforming Loan REMIC Trust 2.846%, 1M LIBOR + 0.340%, 06/25/35 (144A) (b)	1,433,793	1,378,721
Credit Suisse First Boston Mortgage Securities Corp.
2.885%, 03/25/32 (144A) (b)	51,385	48,732
6.000%, 11/25/35	1,693,267	1,389,720
Downey Savings & Loan Association Mortgage Loan Trust 4.154%, 07/19/44 (b)	418,486	422,673
First Horizon Alternative Mortgage Securities Trust 2.194%, -1x1M LIBOR + 4.700%, 01/25/36 (b) (c)	22,628,090	1,816,379
First Horizon Mortgage Pass-Through Trust 4.261%, 08/25/35 (b)	140,427	115,182
GreenPoint Mortgage Funding Trust 2.681%, 1M LIBOR + 0.175%, 12/25/46 (b)	1,907,034	1,892,972
GreenPoint MTA Trust 2.946%, 1M LIBOR + 0.440%, 06/25/45 (b)	51,538	49,144

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
GSR Mortgage Loan Trust
3.828%, 04/25/36 (b)	1,637,729	$1,456,177
4.300%, 09/25/35 (b)	25,568	25,986
4.354%, 01/25/36 (b)	3,932,634	3,893,246
6.000%, 03/25/32	96	98
HarborView Mortgage Loan Trust 2.910%, 1M LIBOR + 0.440%, 05/19/35 (b)	770,056	742,477
Holmes Master Issuer plc 2.796%, 3M LIBOR + 0.360%, 10/15/54 (144A) (b)	11,400,000	11,365,139
IndyMac ARM Trust
3.909%, 01/25/32 (b)	463	456
3.947%, 01/25/32 (b)	19,288	18,813
IndyMac INDX Mortgage Loan Trust
2.626%, 1M LIBOR + 0.120%, 07/25/36 (b)	4,455,273	4,030,042
2.716%, 1M LIBOR + 0.210%, 05/25/46 (b)	6,005,951	5,695,018
JP Morgan Alternative Loan Trust 2.686%, 1M LIBOR + 0.180%, 05/25/36 (b)	1,887,485	1,801,575
JPMorgan Mortgage Trust
4.314%, 07/25/35 (b)	1,391,154	1,394,475
5.750%, 01/25/36	278,766	212,735
Lehman Mortgage Trust 3.106%, 1M LIBOR + 0.600%, 08/25/36 (b)	6,674,804	5,154,590
MASTR Alternative Loan Trust
2.906%, 1M LIBOR + 0.400%, 03/25/36 (b)	629,127	114,289
6.500%, 02/25/35	6,120,500	7,033,434
MASTR Asset Securitization Trust 6.000%, 06/25/36	420,196	397,247
Merrill Lynch Alternative Note Asset Trust 2.686%, 1M LIBOR + 0.180%, 04/25/37 (b)	894,506	896,376
Merrill Lynch Mortgage Investors Trust
2.756%, 1M LIBOR + 0.250%, 11/25/35 (b)	16,879	16,301
2.886%, 1M LIBOR + 0.380%, 08/25/35 (b)	2,540,298	2,529,956
Morgan Stanley Re-REMIC Trust 4.437%, 03/26/37 (144A)	2,814,690	2,517,044
MortgageIT Mortgage Loan Trust 2.736%, 1M LIBOR + 0.230%, 04/25/36 (b) (l)	4,947,365	4,638,603
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.476%, 05/25/35 (l)	1,039,307	752,159
OBX Trust 3.156%, 1M LIBOR + 0.650%, 06/25/57 (144A) (b)	4,831,307	4,789,549
RBSSP Resecuritization Trust
2.795%, 1M LIBOR + 0.240%, 06/27/36 (144A) (b)	8,300,000	7,713,234
4.052%, 1M LIBOR + 0.150%, 01/26/36 (144A) (b)	2,683,341	2,702,232
Residential Asset Securitization Trust 6.000%, 06/25/36	3,501,560	2,367,191
Sequoia Mortgage Trust
2.820%, 1M LIBOR + 0.350%, 07/20/33 (b)	163,375	156,444
3.110%, 1M LIBOR + 0.640%, 04/19/27 (b)	633,081	596,471
Structured Adjustable Rate Mortgage Loan Trust
3.982%, 01/25/35 (b)	844,477	830,905
4.209%, 08/25/35 (b)	112,642	111,936
4.282%, 04/25/35 (b)	4,381,469	4,199,381
Structured Asset Mortgage Investments II Trust
2.720%, 1M LIBOR + 0.250%, 07/19/35 (b)	579,566	568,356
WaMu Mortgage Pass-Through Certificates Trust
3.006%, 1M LIBOR + 0.500%, 02/25/45 (b)	8,140,237	8,008,756
3.557%, 12M MTA + 1.400%, 06/25/42 (b)	81,010	78,002

Collateralized Mortgage Obligations—(Continued)
Wells Fargo Mortgage-Backed Securities Trust
4.309%, 07/25/36 (b)	3,938,337	3,836,550
4.440%, 09/25/33 (b)	255,018	260,572
4.607%, 03/25/36 (b)	5,392,251	5,379,727
4.620%, 04/25/36 (b)	461,228	459,626
4.748%, 10/25/36 (b)	882,972	886,442
5.750%, 03/25/36	1,620,533	1,565,718

		198,271,909

Commercial Mortgage-Backed Securities—1.4%
Bancorp Commercial Mortgage Trust 3.355%, 1M LIBOR + 0.900%, 09/15/35 (144A) (b)	4,280,923	4,273,195
CSAIL Commercial Mortgage Trust 3.314%, 11/15/49	2,900,000	2,898,009
GPT Mortgage Trust 3.468%, 1M LIBOR + 1.026%, 06/15/35 (144A) (b)	14,400,000	14,365,452
GS Mortgage Securities Corp. Trust 2.856%, 05/10/34 (144A)	8,900,000	8,821,655
GS Mortgage Securities Trust
3.278%, 11/10/49 (b)	2,500,000	2,485,369
3.602%, 10/10/49 (144A) (b)	13,346,000	13,729,748
JP Morgan Chase Commercial Mortgage Securities Trust 3.455%, 1M LIBOR + 1.000%, 06/15/32 (144A) (b)	17,200,000	16,855,771
Morgan Stanley Bank of America Merrill Lynch Trust 2.952%, 11/15/49	10,000,000	9,853,102
Resource Capital Corp., Ltd. 3.255%, 1M LIBOR + 0.800%, 07/15/34 (144A) (b)	1,878,961	1,879,555

		75,161,856

Total Mortgage-Backed Securities (Cost $269,178,013)		273,433,765

Foreign Government—3.8%

Municipal—0.2%
Autonomous Community of Catalonia 4.950%, 02/11/20 (EUR)	10,000,000	11,920,173

Provincial—1.2%
Province of Ontario Canada
1.650%, 09/27/19	7,000,000	6,945,575
3.150%, 06/02/22 (CAD)	9,300,000	6,999,320
4.000%, 06/02/21 (CAD)	31,100,000	23,748,946
4.400%, 04/14/20	2,700,000	2,756,991
Province of Quebec Canada
3.500%, 07/29/20	10,600,000	10,733,166
3.500%, 12/01/22 (CAD)	3,300,000	2,519,912
4.250%, 12/01/21 (CAD)	15,200,000	11,763,299

		65,467,209

Regional Government—0.6%
Japan Finance Organization for Municipalities
2.000%, 09/08/20 (144A)	18,100,000	17,803,149
3.375%, 09/27/23 (144A)	14,000,000	14,225,923

		32,029,072

See accompanying notes to financial statements.

BHFTI-19

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—1.8%
Argentine Republic Government International Bond 6.250%, 04/22/19	22,700,000	$22,893,177
Brazil Letras do Tesouro Nacional 6.010%, 04/01/19 (BRL)	59,280,000	15,067,146
Japan Bank for International Cooperation
2.375%, 07/21/22	3,700,000	3,636,186
2.875%, 07/21/27	11,200,000	10,942,690
Kuwait International Government Bond
2.750%, 03/20/22 (144A)	12,000,000	11,776,368
Qatar Government International Bonds
4.500%, 04/23/28 (144A)	15,500,000	16,178,125
5.103%, 04/23/48 (144A)	14,600,000	15,333,650

		95,827,342

Total Foreign Government (Cost $224,280,092)		205,243,796

Municipals—0.6%
Chicago Transit Authority Transfer Tax Receipts Revenue 6.300%, 12/01/21	175,000	184,992
City of Chicago, IL General Obligation Unlimited 7.750%, 01/01/42	11,400,000	12,204,384
New Jersey Economic Development Authority, Revenue Bond Zero Coupon, 02/15/22	6,140,000	5,475,468
State of Illinois General Obligation Unlimited, Build America Bond 6.725%, 04/01/35	5,720,000	6,126,520
Tobacco Settlement Finance Authority 7.467%, 06/01/47	6,805,000	6,667,063

Total Municipals (Cost $29,435,631)		30,658,427

Floating Rate Loan (n)—0.1%

Media—0.1%
CSC Holdings LLC Term Loan B, 4.955%, 1M LIBOR + 2.500%, 01/25/26 (Cost $5,349,148)	5,373,000	5,153,604

Short-Term Investments—13.3%

Repurchase Agreements—2.6%
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 3.150%, due on 01/02/19 with a maturity value of $63,811,165; collateralized by U.S. Treasury Note at 2.625%, maturing 12/31/23, with a market value of $65,275,351.	63,800,000	63,800,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 01/02/19 with a maturity value of $71,311,646; collateralized by U.S. Treasury Note at 2.000%, maturing 10/31/21, with a market value of $72,833,914.	71,300,000	71,300,000

Repurchase Agreements—(Continued)
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $1,305,471; collateralized by U.S. Treasury Note at 2.250%, maturing 12/31/23, with a market value of $1,334,145.	1,305,384	1,305,384

		136,405,384

Foreign Government—10.7%
Japan Treasury Bills
0.991%, 02/04/19 (JPY) (o)	2,020,000,000	18,432,396
0.991%, 02/12/19 (JPY) (o)	44,680,000,000	407,716,975
0.991%, 02/25/19 (JPY) (o)	15,610,000,000	142,453,551
Total Foreign Government (Cost $551,352,999)		568,602,922

Total Short-Term Investments (Cost $687,758,383)		705,008,306

Total Purchased Options—0.0%(p) (Cost $419,791)		312,176

Total Investments—175.6% (Cost $9,352,624,157)		9,343,481,809
Other assets and liabilities (net)—(75.6)%		(4,024,015,179)

Net Assets—100.0%		$5,319,466,630

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Interest only security.
(d)	All or a portion of this security has been transferred in a secured-borrowing transaction. (See Note 2 of the Notes to Financial Statements)
(e)	All or a portion of the security was pledged as collateral against open OTC swap contracts and open forward foreign currency exchange contracts. As of December 31, 2018, the market value of securities pledged was $22,522,990.
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $32,619,644.
(h)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of December 31, 2018, the market value of securities pledged was $46,282,806.

See accompanying notes to financial statements.

BHFTI-20

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

(i)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2018, the market value of restricted securities was $76,094,326, which is 1.4% of net assets. See details shown in the Restricted Securities table that follows.
(j)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(k)	Illiquid security. As of December 31, 2018, these securities represent 0.2% of net assets.
(l)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(m)	All or a portion of the security was pledged as collateral against open reverse repurchase agreements. As of December 31, 2018, the value of securities pledged amounted to $12,444,259.
(n)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are determined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(o)	The rate shown represents current yield to maturity.
(p)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $1,415,505,932, which is 26.6% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Blackstone CQP Holdco L.P., 6.500%, 03/20/21	03/06/17	$20,700,000	$20,700,000	$20,752,601
Blackstone CQP Holdco L.P., 6.000%, 08/18/21	08/09/17	10,700,000	10,700,000	10,715,229
Harley-Davidson Financial Services, Inc., 3.647%, 03/02/21	11/26/18	13,600,000	13,600,000	13,584,650
UniCredit S.p.A., 7.830%, 12/04/23	11/27/18	29,700,000	29,700,000	31,041,846

				$76,094,326

Reverse Repurchase Agreements

Counterparty	Interest Rate	Settlement Date	Maturity Date	Principal Amount		Net Closing Amount
Barclays Bank plc	1.500%	12/24/18	12/21/20	USD	3,438,000	$3,438,000
Barclays Capital, Inc.	1.750%	12/24/18	12/24/19	USD	8,381,000	8,381,000

Total						$11,819,000

Securities pledged as collateral against open reverse repurchase agreements are noted in the Schedule of Investments.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	7,849,000	GSBU	01/11/19	USD	5,737,533	$(208,117)
BRL	58,500,000	BNP	01/03/19	USD	15,097,553	(3,701)
BRL	63,903,758	DBAG	01/03/19	USD	16,598,379	(110,278)
BRL	7,100,000	GSBU	01/03/19	USD	1,884,989	(53,086)
BRL	22,787,000	GSBU	01/03/19	USD	5,793,060	86,319
BRL	35,713,000	GSBU	01/03/19	USD	9,198,455	16,020
BRL	65,600,000	JPMC	01/03/19	USD	16,929,906	(4,150)
BRL	58,500,000	BNP	02/04/19	USD	14,907,117	159,524
EUR	26,870,137	CBNA	01/11/19	USD	30,668,714	138,045
EUR	2,606,000	BBP	02/15/19	USD	3,003,967	(7,419)
EUR	4,945,000	BBP	02/15/19	USD	5,662,213	23,869
EUR	10,358,000	BBP	02/15/19	USD	11,919,284	(8,983)
EUR	10,432,000	BBP	02/15/19	USD	11,898,969	96,423
EUR	3,060,000	GSBU	02/15/19	USD	3,504,776	13,811

See accompanying notes to financial statements.

BHFTI-21

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	39,167,000	JPMC	02/15/19	USD	44,638,567	$398,193
GBP	1,009,000	BBP	02/15/19	USD	1,280,455	8,335
GBP	2,551,000	BBP	02/15/19	USD	3,234,377	24,002
GBP	9,993,000	BBP	02/15/19	USD	12,800,592	(36,584)
GBP	14,364,000	BBP	02/15/19	USD	18,477,817	(130,752)
GBP	1,113,000	GSBU	02/15/19	USD	1,438,710	(17,081)
GBP	45,547,000	GSBU	02/15/19	USD	57,822,686	354,266
GBP	87,495,000	GSBU	02/15/19	USD	112,418,056	(661,135)
JPY	2,270,000,000	JPMC	01/15/19	USD	20,497,697	226,396
JPY	3,070,000,000	BBP	02/04/19	USD	27,766,133	305,942
JPY	4,030,000,000	CBNA	02/04/19	USD	36,462,339	387,974
JPY	1,662,800,000	BBP	02/15/19	USD	14,811,485	406,254
JPY	2,135,200,000	CBNA	02/15/19	USD	18,951,161	589,925
JPY	17,183,600,000	CBNA	02/15/19	USD	151,852,245	5,409,932
JPY	1,900,400,000	JPMC	02/15/19	USD	16,951,178	441,047
MXN	1,002,170,375	BBP	01/11/19	USD	49,198,832	1,745,985
MXN	91,112,000	GSBU	01/11/19	USD	4,490,548	141,084
MXN	175,064,000	GSBU	01/11/19	USD	8,602,197	297,092
MXN	253,588,236	CBNA	01/25/19	USD	13,189,585	(327,708)
MYR	1,437,265	BBP	03/20/19	USD	342,573	4,927
RUB	39,225,629	UBSA	02/15/19	USD	588,655	(28,520)
SGD	20,818,528	BNP	03/20/19	USD	15,242,421	58,952
SGD	22,528,000	BBP	03/20/19	USD	16,518,309	39,506
SGD	39,342,000	CBNA	03/20/19	USD	28,836,808	79,099
TRY	195,699,778	GSBU	01/15/19	USD	29,967,661	6,744,677
TRY	53,275,320	UBSA	01/15/19	USD	8,092,003	1,902,191
TRY	48,532,618	BNP	03/15/19	USD	8,506,065	319,243
TRY	91,959,741	BNP	03/15/19	USD	16,075,230	646,988

Contracts to Deliver
AUD	2,863,000	GSBU	01/11/19	USD	2,068,114	51,205
AUD	2,203,000	GSBU	01/11/19	USD	1,564,897	12,941
AUD	10,530,000	JPMC	01/11/19	USD	7,775,552	357,442
BRL	58,500,000	BNP	01/03/19	USD	14,923,469	(170,383)
BRL	63,903,758	DBAG	01/03/19	USD	16,492,144	4,042
BRL	60,196,242	GSBU	01/03/19	USD	15,535,316	3,808
BRL	5,403,758	GSBU	01/03/19	USD	1,379,266	(14,982)
BRL	65,600,000	JPMC	01/03/19	USD	17,765,741	839,985
BRL	63,903,758	DBAG	02/04/19	USD	16,565,678	107,302
BRL	36,170,000	GSBU	04/02/19	USD	9,257,032	(14,101)
BRL	23,110,000	GSBU	04/02/19	USD	5,838,955	(84,625)
CAD	65,491,000	GSBU	01/11/19	USD	49,406,102	1,422,534
CAD	1,383,000	GSBU	01/11/19	USD	1,029,126	15,837
EUR	4,293,000	BBP	02/15/19	USD	4,910,938	(25,432)
EUR	2,907,000	CBNA	02/15/19	USD	3,330,943	(11,714)
EUR	19,000	CBNA	02/15/19	USD	21,702	(145)
EUR	5,325,000	GSBU	02/15/19	USD	6,123,936	905
EUR	3,346,000	GSBU	02/15/19	USD	3,838,129	(9,319)
EUR	142,335,000	JPMC	02/15/19	USD	162,327,360	(1,338,668)
EUR	5,664,000	JPMC	02/15/19	USD	6,457,508	(55,327)
EUR	4,771,000	JPMC	02/15/19	USD	5,443,640	(42,366)
EUR	4,318,000	JPMC	02/15/19	USD	4,946,564	(18,553)
EUR	3,614,000	JPMC	02/15/19	USD	4,135,078	(20,534)
GBP	54,434,000	BBP	02/15/19	USD	69,772,315	244,042
GBP	12,691,000	CBNA	02/15/19	USD	15,962,084	(248,066)
GBP	32,301,000	JPMC	02/15/19	USD	41,007,134	(250,770)

See accompanying notes to financial statements.

BHFTI-22

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
GBP	18,347,000	JPMC	02/15/19	USD	23,520,223	$85,693
GBP	6,805,000	JPMC	02/15/19	USD	8,616,415	(75,577)
GBP	50,789,000	UBSA	02/15/19	USD	65,873,181	1,000,648
GBP	43,374,000	UBSA	02/15/19	USD	55,492,609	91,218
JPY	2,270,000,000	BNP	01/15/19	USD	20,074,426	(649,667)
JPY	9,120,000,000	BBP	02/04/19	USD	81,934,075	(1,459,189)
JPY	13,430,000,000	CBNA	02/12/19	USD	120,141,396	(2,739,543)
JPY	11,090,000,000	CBNA	02/12/19	USD	98,974,997	(2,495,563)
JPY	6,720,000,000	CBNA	02/12/19	USD	59,975,367	(1,510,851)
JPY	6,720,000,000	CBNA	02/12/19	USD	59,959,046	(1,527,173)
JPY	6,720,000,000	CBNA	02/12/19	USD	60,002,411	(1,483,808)
JPY	7,735,100,000	BBP	02/15/19	USD	68,781,218	(2,009,458)
JPY	7,422,200,000	BBP	02/15/19	USD	66,249,419	(1,677,635)
JPY	6,202,000,000	BBP	02/15/19	USD	55,019,261	(1,740,674)
JPY	3,403,500,000	BBP	02/15/19	USD	30,810,979	(337,431)
JPY	2,692,400,000	BBP	02/15/19	USD	23,908,007	(732,504)
JPY	2,611,100,000	BBP	02/15/19	USD	23,362,851	(533,612)
JPY	1,821,500,000	BBP	02/15/19	USD	16,290,879	(379,263)
JPY	1,000,700,000	BBP	02/15/19	USD	9,076,116	(82,166)
JPY	4,337,300,000	CBNA	02/15/19	USD	38,717,099	(977,333)
JPY	1,301,100,000	GSBU	02/15/19	USD	11,719,299	(188,207)
JPY	1,916,200,000	JPMC	02/15/19	USD	16,953,965	(582,860)
JPY	15,610,000,000	BNP	02/25/19	USD	138,805,155	(4,167,153)
KRW	167,742,730	CBNA	03/20/19	USD	149,670	(1,069)
MXN	712,872,000	BNP	01/11/19	USD	34,675,903	(1,562,579)
MXN	446,807,391	BNP	01/11/19	USD	21,922,203	(791,021)
MXN	98,960,000	BBP	01/11/19	USD	4,918,063	(112,518)
MXN	641,047,105	CBNA	01/11/19	USD	31,084,840	(1,502,461)
MXN	430,148,000	JPMC	01/11/19	USD	21,234,463	(631,890)
MXN	189,301,000	UBSA	01/11/19	USD	9,237,755	(385,264)
SEK	1,040,000	JPMC	02/15/19	USD	115,430	(2,320)
SGD	10,751,000	BBP	03/20/19	USD	7,846,214	(55,645)
SGD	28,963,000	CSI	03/20/19	USD	21,137,883	(149,582)
SGD	32,856,000	SG	03/20/19	USD	23,990,332	(158,441)
SGD	356,587	UBSA	03/20/19	USD	261,101	(986)
TRY	1,356,000	CBNA	01/15/19	USD	246,881	(7,498)
TRY	376,288,759	JPMC	02/19/19	USD	62,840,474	(6,434,949)
TRY	13,620,670	JPMC	02/19/19	USD	2,376,044	(131,546)

Net Unrealized Depreciation						$(15,876,312)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
3-Month Euribor Futures	06/17/19	2,621	EUR	657,150,225	$(21,580)
90 Day Eurodollar Futures	03/18/19	646	USD	157,123,350	6,780
Call Options on Euro-BTP Futures, Strike EUR 155.00	02/22/19	188	EUR	1,880	(185)
Call Options on Euro-BTP Futures, Strike EUR 156.00	02/22/19	101	EUR	1,010	(100)
Call Options on Euro-BTP Futures, Strike EUR 159.00	02/22/19	1,724	EUR	17,240	(1,699)
Call Options on Euro-BTP Futures, Strike EUR 159.50	02/22/19	384	EUR	3,840	(378)
Call Options on Euro-BTP Futures, Strike EUR 160.00	02/22/19	1,512	EUR	15,120	(1,490)
Call Options on Euro-OAT Futures, Strike EUR 162.00	02/22/19	300	EUR	3,000	(296)
Call Options on Euro-OAT Futures, Strike EUR 165.00	02/22/19	1,066	EUR	10,660	(1,050)
Call Options on Euro-OAT Futures, Strike EUR 166.00	02/22/19	1,609	EUR	16,090	(1,585)

See accompanying notes to financial statements.

BHFTI-23

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Futures Contracts—(Continued)

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Call Options on United Kingdom Long Gilt Bond Futures, Strike GBP 150.00	02/22/19	352	GBP	0	$(4,850)
Euro-Bund Futures	03/07/19	1,849	EUR	302,385,460	1,591,689
Put Options on Euro-Bund Futures, Strike EUR 147.00	02/22/19	914	EUR	9,140	(901)
Put Options on Euro-Bund Futures, Strike EUR 151.50	02/22/19	839	EUR	8,390	(827)
Put Options on Euro-Bund Futures, Strike EUR 152.00	02/22/19	336	EUR	3,360	(331)
U.S. Treasury Note 10 Year Futures	03/20/19	1,352	USD	164,965,125	3,966,946
U.S. Treasury Note 5 Year Futures	03/29/19	9,939	USD	1,139,879,063	18,830,133

Futures Contracts—Short
90 Day Eurodollar Futures	03/16/20	(749)	USD	(182,465,763)	(674,864)
90 Day Eurodollar Futures	06/15/20	(2,462)	USD	(600,143,275)	(1,338,849)
90 Day Eurodollar Futures	09/14/20	(1,323)	USD	(322,630,088)	(776,817)
90 Day Eurodollar Futures	12/14/20	(803)	USD	(195,791,475)	(832,776)
Australian 10 Year Treasury Bond Futures	03/15/19	(1,941)	AUD	(257,522,097)	(2,250,167)
Canada Government Bond 10 Year Futures	03/20/19	(504)	CAD	(68,932,080)	(1,558,646)
Euro-BTP Futures	03/07/19	(3,909)	EUR	(499,648,380)	(21,907,538)
Euro-Buxl 30 Year Bond Futures	03/07/19	(326)	EUR	(58,882,120)	(1,524,297)
Euro-OAT Futures	03/07/19	(2,975)	EUR	(448,630,000)	(577,774)
U.S. Treasury Long Bond Futures	03/20/19	(4,270)	USD	(623,420,000)	(28,052,112)
United Kingdom Long Gilt Bond Futures	03/27/19	(352)	GBP	(43,355,840)	97,832

Net Unrealized Depreciation					$(35,035,732)

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Depreciation
Put - OTC - 30 Yr. IRS	2.943%	GSBU	3M LIBOR	Receive	12/12/19	4,800,000	USD	4,800,000	$230,400	$209,759	$(20,641)

OTC Options on Securities	Counterparty	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premium Paid	Market Value	Unrealized Depreciation
Put - FNMA 30 Yr. TBA 3.000%	JPMC	USD	68.000	01/07/19	5,000,000	USD	5,000,000	$195	$—	$(195)
Put - FNMA 30 Yr. TBA 3.500%	JPMC	USD	69.000	01/07/19	95,000,000	USD	95,000,000	3,711	1	(3,710)
Put - FNMA 30 Yr. TBA 4.000%	GSC	USD	78.000	01/07/19	57,000,000	USD	57,000,000	4,453	1	(4,452)
Put - FNMA 30 Yr. TBA 4.500%	JPMC	USD	71.000	01/07/19	2,000,000	USD	2,000,000	78	—	(78)

Totals								$8,437	$2	$(8,435)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - Canada Government Bond 10-Year Futures	CAD	159.000	02/15/19	504	CAD	504,000	$4,443	$1,846	$(2,597)
Call - U.S. Treasury Bond Futures	USD	169.000	02/22/19	2,322	USD	2,322,000	19,041	72,562	53,521
Put - U.S. Treasury Note 10-Year Futures	USD	106.500	02/22/19	3,173	USD	3,173,000	27,129	3,173	(23,956)
Put - U.S. Treasury Note 5 Year Futures	USD	103.750	02/22/19	13,653	USD	13,653,000	116,733	13,653	(103,080)

Totals							$167,346	$91,234	$(76,112)

See accompanying notes to financial statements.

BHFTI-24

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Purchased Options—(Continued)

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Put/GBP Call	GBP	1.510	BNP	01/18/19	50,000,000	GBP	50,000,000	$6,308	$—	$(6,308)
USD Put/JPY Call	JPY	102.000	BNP	01/18/19	53,000,000	USD	53,000,000	5,300	10,441	5,141
USD Put/JPY Call	JPY	94.000	CBNA	02/05/19	20,000,000	CAD	20,000,000	2,000	740	(1,260)

Totals								$13,608	$11,181	$(2,427)

Written Options

Inflation Capped Options	Initial Index	Counterparty	Exercise Index	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Floor - OTC CPURNSA Index	215.949	DBAG	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/10/20	(5,800,000)	USD	(5,800,000)	$(43,500)	$—	$43,500
Floor - OTC CPURNSA Index	215.949	CBNA	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	03/12/20	(16,200,000)	USD	(16,200,000)	(137,080)	—	137,080
Floor - OTC CPURNSA Index	216.687	CBNA	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	04/07/20	(38,800,000)	USD	(38,800,000)	(346,040)	—	346,040
Floor - OTC CPURNSA Index	217.965	CBNA	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	09/29/20	(17,500,000)	USD	(17,500,000)	(225,750)	(2)	225,748
Floor - OTC CPURNSA Index	218.011	DBAG	Maximum of [(1 + 0.000%))[0] - (Final Index/Initial Index)] or 0	10/13/20	(18,000,000)	USD	(18,000,000)	(176,400)	—	176,400

Totals								$(928,770)	$(2)	$928,768

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation
Put - OTC - 5 Yr. IRS	2.750%	GSBU	3M LIBOR	Pay	12/12/19	(21,300,000)	USD	(21,300,000)	$(232,364)	$(198,493)	$33,871

Credit Default Swaptions	Strike Spread	Counterparty	Reference Obligation	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - OTC - 5-Year CDS	1.100%	CBNA	CDX.NA.IG.31	Sell	02/20/19	(4,700,000)	USD	(4,700,000)	$(4,582)	$(6,328)	$(1,746)
Put - OTC - 5-Year CDS	1.000%	BNP	CDX.NA.IG.31	Sell	02/20/19	(8,000,000)	USD	(8,000,000)	(10,600)	(17,107)	(6,507)
Put - OTC - 5-Year CDS	1.100%	GSI	CDX.NA.IG.31	Sell	02/20/19	(14,700,000)	USD	(14,700,000)	(11,466)	(19,792)	(8,326)
Put - OTC - 5-Year CDS	1.200%	JPMC	CDX.NA.IG.31	Sell	03/20/19	(17,500,000)	USD	(17,500,000)	(32,550)	(29,395)	3,155
Put - OTC - 5-Year CDS	2.400%	GSI	CDX.NA.IG.31	Sell	09/18/19	(24,100,000)	USD	(24,100,000)	(40,970)	(46,103)	(5,133)
Put - OTC - 5-Year CDS	1.100%	CBNA	CDX.NA.IG.31	Sell	03/20/19	(66,000,000)	USD	(66,000,000)	(140,250)	(152,203)	(11,953)

Totals									$(240,418)	$(270,928)	$(30,510)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	3M LIBOR	Quarterly	1.963%	Semi-Annually	12/05/19	USD	121,200,000	$(869,416)	$—	$(869,416)
Pay	3M LIBOR	Quarterly	2.800%	Semi-Annually	08/22/23	USD	143,200,000	1,382,234	—	1,382,234
Pay	6M EURIBOR	Semi-Annually	1.000%	Annually	03/20/29	EUR	266,500,000	4,465,509	(1,118,128)	5,583,637
Pay	6M EURIBOR	Semi-Annually	1.000%	Annually	06/19/29	EUR	84,300,000	921,505	256,628	664,877
Pay	6M EURIBOR	Semi-Annually	1.500%	Annually	03/20/49	EUR	21,400,000	689,515	(424,199)	1,113,714
Pay	6M EURIBOR	Semi-Annually	1.501%	Annually	07/04/42	EUR	53,800,000	1,832,591	—	1,832,591
Pay	6M LIBOR	Semi-Annually	0.380%	Semi-Annually	06/18/28	JPY	14,280,000,000	2,791,886	535,416	2,256,470
Receive	3M CBA	Semi-Annually	1.750%	Semi-Annually	12/16/46	CAD	4,500,000	635,434	570,938	64,496

See accompanying notes to financial statements.

BHFTI-25

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Swap Agreements—(Continued)

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	3M LIBOR	Semi-Annually	2.250%	Semi-Annually	06/20/28	USD	159,400,000	$5,993,312	$9,015,763	$(3,022,451)
Receive	3M LIBOR	Semi-Annually	2.905%	Semi-Annually	08/22/48	USD	10,200,000	(72,979)	—	(72,979)
Receive	3M LIBOR	Semi-Annually	2.930%	Semi-Annually	08/22/48	USD	11,900,000	(146,769)	—	(146,769)
Receive	3M LIBOR	Semi-Annually	2.940%	Semi-Annually	08/22/48	USD	10,400,000	(149,812)	—	(149,812)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/18/26	JPY	22,180,000,000	(3,286,942)	(1,403,954)	(1,882,988)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/18/26	JPY	28,940,000,000	(4,347,810)	(2,173,885)	(2,173,925)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	09/20/27	JPY	6,210,000,000	(855,965)	(221,309)	(634,656)
Receive	6M LIBOR	Semi-Annually	0.300%	Semi-Annually	03/20/28	JPY	3,500,000,000	(455,085)	251,206	(706,291)
Receive	6M LIBOR	Semi-Annually	0.399%	Semi-Annually	06/18/28	JPY	2,220,000,000	(470,509)	(1,920)	(468,589)
Receive	6M LIBOR	Semi-Annually	0.450%	Semi-Annually	03/20/29	JPY	2,390,000,000	(571,993)	(176,533)	(395,460)
Receive	6M LIBOR	Semi-Annually	0.705%	Semi-Annually	10/31/38	JPY	1,700,000,000	(483,138)	107,811	(590,949)
Receive	6M LIBOR	Semi-Annually	0.750%	Semi-Annually	03/20/38	JPY	7,260,000,000	(2,785,275)	267,333	(3,052,608)
Receive	6M LIBOR	Semi-Annually	0.750%	Semi-Annually	12/20/38	JPY	7,300,000,000	(2,629,199)	437,620	(3,066,819)
Receive	6M LIBOR	Semi-Annually	0.785%	Semi-Annually	11/12/38	JPY	870,000,000	(369,862)	2,951	(372,813)
Receive	6M LIBOR	Semi-Annually	0.800%	Semi-Annually	10/22/38	JPY	570,000,000	(258,336)	—	(258,336)
Receive	6M LIBOR	Semi-Annually	1.000%	Semi-Annually	03/21/48	JPY	540,000,000	(386,224)	(16,864)	(369,360)
Receive	6M LIBOR	Semi-Annually	1.250%	Semi-Annually	03/20/24	GBP	92,900,000	385,591	1,633,681	(1,248,090)
Receive	6M LIBOR	Semi-Annually	1.500%	Semi-Annually	03/20/29	GBP	37,200,000	(244,197)	621,590	(865,787)
Receive	6M LIBOR	Semi-Annually	1.500%	Semi-Annually	06/19/29	GBP	9,100,000	(41,224)	(69,983)	28,759
Receive	6M LIBOR	Semi-Annually	1.750%	Semi-Annually	03/20/49	GBP	21,900,000	(1,425,951)	(133,243)	(1,292,708)
Receive	6M LIBOR	Semi-Annually	1.750%	Semi-Annually	06/19/49	GBP	34,900,000	(2,214,252)	(2,419,347)	205,095

Totals								$(2,967,361)	$5,541,572	$(8,508,933)

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Berkshire Hathaway, Inc. 1.550%, due 02/09/18	1.000%	Quarterly	12/20/21	0.477%	USD	10,500,000	$154,382	$248,233	$(93,851)
CDX.NA.IG.30	1.000%	Quarterly	06/20/23	0.807%	USD	9,600,000	77,040	142,571	(65,531)
CDX.NA.IG.31	1.000%	Quarterly	12/20/23	0.878%	USD	304,900,000	1,692,500	3,582,095	(1,889,595)
General Electric Co. 2.700%, due 10/09/22	1.000%	Quarterly	12/20/23	2.008%	USD	9,900,000	(447,173)	(501,356)	54,183
Goldman Sach Group, Inc. 5.950%, due 1/18/18	1.000%	Quarterly	09/20/20	0.503%	USD	22,500,000	199,778	403,903	(204,125)
Rolls Royce PLC 6.750%, due 4/30/19	1.000%	Quarterly	12/20/23	1.290%	EUR	6,200,000	(101,227)	(83,901)	(17,326)
Royal Bank of Scotland Group plc 1.500%, due 11/28/16	1.000%	Quarterly	06/20/23	1.450%	EUR	14,300,000	(318,755)	(7,792)	(310,963)
Tesco plc 6.000%, due 12/14/29	1.000%	Quarterly	06/20/22	1.159%	EUR	24,700,000	(119,568)	108,498	(228,066)

Totals							$1,136,977	$3,892,251	$(2,755,274)

See accompanying notes to financial statements.

BHFTI-26

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

OTC Credit Default Swaps on Corporate and Sovereign Issues—Sell Protection (a)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at December 31, 2018(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Avolon Holdings, Ltd. 4.500%, due 03/15/23	5.000%	Quarterly	07/01/20	UBSA	0.000%	USD	5,500,000	$267,557	$322,061	$(54,504)
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	Quarterly	12/20/19	BNP	1.143%	USD	3,200,000	(4,392)	(382,937)	378,545
Petrobras International Finance Co. S.A. 8.375%, due 12/10/18	1.000%	Quarterly	03/20/20	BNP	1.300%	USD	1,600,000	(5,765)	(308,005)	302,240
Republic of South Africa 5.500%, due 03/09/20	1.000%	Quarterly	12/20/23	GSI	2.227%	USD	4,500,000	(245,251)	(220,740)	(24,511)
Republic of South Africa 5.500%, due 03/09/20	1.000%	Quarterly	12/20/23	JPMC	2.227%	USD	9,780,000	(533,012)	(470,565)	(62,447)
Russian Federation 7.500%, due 03/31/30	1.000%	Quarterly	12/20/23	JPMC	1.530%	USD	29,000,000	(695,306)	(717,085)	21,779

Totals								$(1,216,169)	$(1,777,271)	$561,102

(a)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(CBNA)—	Citibank N.A.
(CSI)—	Credit Suisse International
(DBAG)—	Deutsche Bank AG
(GSBU)—	Goldman Sachs Bank USA
(GSC)—	Goldman Sachs & Co.
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(SG)—	Societe Generale Paris
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(EUR)—	Euro
(GBP)—	British Pound
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(TRY)—	Turkish Lira
(USD)—	United States Dollar

Index Abbreviations

(CBA)—	Canada Bankers’ Acceptances Rate
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(CMT)—	Constant Maturity Treasury Index
(COFI)—	11th District Cost of Funds Index
(CPURNSA)—	U.S. Consumer Price for All Urban Consumers Non-SeasonallyAdjusted
(EURIBOR)—	Euro InterBank Offered Rate
(ICE)—	Intercontinental Exchange, Inc.
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIME)—	U.S. Federal Reserve Prime Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CDS)—	Credit Default Swap
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTI-27

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$4,639,284,239	$—	$4,639,284,239
Total Corporate Bonds & Notes*	—	2,569,923,437	—	2,569,923,437
Total Asset-Backed Securities*	—	914,464,059	—	914,464,059
Total Mortgage-Backed Securities*	—	273,433,765	—	273,433,765
Total Foreign Government*	—	205,243,796	—	205,243,796
Total Municipals	—	30,658,427	—	30,658,427
Total Floating Rate Loan*	—	5,153,604	—	5,153,604
Total Short-Term Investments*	—	705,008,306	—	705,008,306
Purchased Options
Interest Rate Swaptions at Value	—	209,759	—	209,759
OTC Options on Securities at Value	—	2	—	2
Options on Exchange-Traded Futures Contracts at Value	91,234	—	—	91,234
Foreign Currency Options at Value	—	11,181	—	11,181
Total Purchased Options	$91,234	$220,942	$—	$312,176
Total Investments	$91,234	$9,343,390,575	$—	$9,343,481,809

Total Reverse Repurchase Agreements (Liability)	$—	$(11,819,000)	$—	$(11,819,000)
Secured Borrowings (Liability)	$—	$(771,752,563)	$—	$(771,752,563)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$25,303,623	$—	$25,303,623
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(41,179,935)	—	(41,179,935)
Total Forward Contracts	$—	$(15,876,312)	$—	$(15,876,312)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$24,493,380	$—	$—	$24,493,380
Futures Contracts (Unrealized Depreciation)	(59,529,112)	—	—	(59,529,112)
Total Futures Contracts	$(35,035,732)	$—	$—	$(35,035,732)

Written Options
Inflation Capped Options at Value	$—	$(2)	$—	$(2)
Interest Rate Swaptions at Value	—	(198,493)	—	(198,493)
Credit Default Swaptions at Value	—	(270,928)	—	(270,928)
Total Written Options	$—	$(469,423)	$—	$(469,423)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$13,186,056	$—	$13,186,056
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(24,450,263)	—	(24,450,263)
Total Centrally Cleared Swap Contracts	$—	$(11,264,207)	$—	$(11,264,207)

See accompanying notes to financial statements.

BHFTI-28

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$267,557	$—	$267,557
OTC Swap Contracts at Value (Liabilities)	—	(1,483,726)	—	(1,483,726)
Total OTC Swap Contracts	$—	$(1,216,169)	$—	$(1,216,169)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-29

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a)	$9,343,481,809
Cash	1,067,721
Cash denominated in foreign currencies (b)	18,208,510
Cash collateral (c) .	4,186,000
OTC swap contracts at market value (d)	267,557
Unrealized appreciation on forward foreign currency exchange contracts	25,303,623
Receivable for:
Investments sold	33,387,959
TBA securities sold	1,678,201,712
Fund shares sold	9,515
Interest	36,845,735
Variation margin on futures contracts	4,667,387
Deferred dollar roll income	2,329
Interest on OTC swap contracts	25,193
Variation margin on centrally cleared swap contracts	425,768
Prepaid expenses	15,173
Other assets	20,197

Total Assets	11,146,116,188

Liabilities
Written options at value (e)	469,423
Secured borrowings	771,752,563
Reverse repurchase agreements	11,819,000
OTC swap contracts at market value (f)	1,483,726
Cash collateral (g)	86,447,000
Unrealized depreciation on forward foreign currency exchange contracts	41,179,935
Payables for:
Investments purchased	47,364,255
TBA securities purchased	4,855,617,863
Fund shares redeemed	6,537,525
Interest on reverse repurchase agreements	30,540
Premium on purchased options	2,000
Accrued Expenses:
Management fees	1,999,010
Distribution and service fees	587,956
Deferred trustees’ fees	123,956
Other expenses	1,234,806

Total Liabilities	5,826,649,558

Net Assets	$5,319,466,630

Net Assets Consist of:
Paid in surplus	$5,336,198,132
Distributable earnings (Accumulated losses)	(16,731,502)

Net Assets	$5,319,466,630

Net Assets
Class A	$2,559,996,766
Class B	2,723,812,832
Class E	35,657,032
Capital Shares Outstanding*
Class A	224,820,057
Class B	243,642,303
Class E	3,158,326
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.39
Class B	11.18
Class E	11.29

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $9,352,624,157.
(b)	Identified cost of cash denominated in foreign currencies was $17,462,602.
(c)	Includes collateral of $2,786,000 for centrally cleared swap contracts and $1,400,000 for futures contracts.
(d)	Net premium paid on OTC swap contracts was $322,061.
(e)	Premiums received on written options were $1,401,552.
(f)	Net premium received on OTC swap contracts was $2,099,332.
(g)	Includes collateral of $22,071,000 for secured-borrowing transactions, $10,680,000 for OTC swap contracts and forward foreign currency exchange contracts and $53,696,000 for TBAs.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Interest (a)	$184,281,664

Total investment income	184,281,664
Expenses
Management fees	27,381,208
Administration fees	194,574
Custodian and accounting fees	1,020,808
Distribution and service fees—Class B	7,331,145
Distribution and service fees—Class E	57,597
Interest expense	13,182,439
Audit and tax services	129,256
Legal	45,884
Trustees’ fees and expenses	33,732
Shareholder reporting	302,785
Insurance	37,496
Miscellaneous	107,743

Total expenses	49,824,667
Less management fee waiver	(2,462,231)

Net expenses	47,362,436

Net Investment Income	136,919,228

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(18,942,658)
Purchased options	(179,495)
Futures contracts	(27,021,242)
Written options	15,004,207
Swap contracts	35,863,474
Foreign currency transactions	(5,731,199)
Forward foreign currency transactions	(17,674,398)

Net realized loss	(18,681,311)

Net change in unrealized appreciation (depreciation) on:
Investments	(126,738,155)
Purchased options	2,832,617
Futures contracts	(34,136,932)
Written options	(4,904,242)
Swap contracts	(16,047,483)
Foreign currency transactions	(166,755)
Forward foreign currency transactions	47,104,382

Net change in unrealized depreciation	(132,056,568)

Net realized and unrealized loss	(150,737,879)

Net Decrease in Net Assets From Operations	$(13,818,651)

(a)	Net of foreign withholding taxes of $28,643.

See accompanying notes to financial statements.

BHFTI-30

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$136,919,228	$120,385,280
Net realized gain (loss)	(18,681,311)	76,122,476
Net change in unrealized appreciation (depreciation)	(132,056,568)	72,923,948

Increase (decrease) in net assets from operations	(13,818,651)	269,431,704

From Distributions to Shareholders (a)
Class A	(43,510,400)	(68,753,022)
Class B	(39,815,651)	(69,980,709)
Class E	(548,090)	(1,008,825)

Total distributions	(83,874,141)	(139,742,556)

Decrease in net assets from capital share transactions	(529,448,211)	(46,741,084)

Total increase (decrease) in net assets	(627,141,003)	82,948,064

Net Assets
Beginning of period	5,946,607,633	5,863,659,569

End of period	$5,319,466,630	$5,946,607,633 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	7,058,822	$80,671,492	6,250,304	$71,772,219
Reinvestments	3,898,781	43,510,400	6,030,967	68,753,022
Redemptions	(29,393,492)	(331,922,129)	(11,796,320)	(135,832,063)

Net increase (decrease)	(18,435,889)	$(207,740,237)	484,951	$4,693,178

Class B
Sales	10,532,080	$117,543,635	13,120,526	$148,063,284
Reinvestments	3,629,503	39,815,651	6,242,704	69,980,709
Redemptions	(42,653,261)	(473,548,243)	(23,498,321)	(265,779,919)

Net decrease	(28,491,678)	$(316,188,957)	(4,135,091)	$(47,735,926)

Class E
Sales	71,906	$808,902	97,359	$1,108,744
Reinvestments	49,511	548,090	89,198	1,008,825
Redemptions	(612,105)	(6,876,009)	(509,484)	(5,815,905)

Net decrease	(490,688)	$(5,519,017)	(322,927)	$(3,698,336)

Decrease derived from capital shares transactions		$(529,448,211)		$(46,741,084)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(55,050,497)	$(13,702,525)
Class B	(54,459,696)	(15,521,013)
Class E	(793,458)	(215,367)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $98,080,458 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-31

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.57	$11.32	$11.32	$12.09	$11.87

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.25	0.31	0.29	0.22
Net realized and unrealized gain (loss)	(0.29)	0.29	0.01	(0.26)	0.31

Total income (loss) from investment operations	0.00	0.54	0.32	0.03	0.53

Less Distributions
Distributions from net investment income	(0.18)	(0.23)	(0.32)	(0.66)	(0.31)
Distributions from net realized capital gains	0.00	(0.06)	0.00	(0.14)	0.00

Total distributions	(0.18)	(0.29)	(0.32)	(0.80)	(0.31)

Net Asset Value, End of Period	$11.39	$11.57	$11.32	$11.32	$12.09

Total Return (%) (b)	0.03	4.77	2.85	0.28	4.49

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.56	0.53	0.52	0.51
Gross ratio of expenses to average net assets excluding interest expense (%)	0.51	0.51	0.50	0.52	0.51
Net ratio of expenses to average net assets (%) (c)(d)	0.70	0.52	0.50	0.48	0.51
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.47	0.46	0.47	0.48	0.51
Ratio of net investment income to average net assets (%)	2.53	2.16	2.68	2.45	1.85
Portfolio turnover rate (%)	608 (e)	583 (e)	466 (e)	430 (e)	283 (e)
Net assets, end of period (in millions)	$2,560.0	$2,813.8	$2,747.6	$2,891.0	$4,267.6

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.36	$11.12	$11.12	$11.89	$11.68

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.22	0.27	0.26	0.19
Net realized and unrealized gain (loss)	(0.28)	0.28	0.02	(0.26)	0.29

Total income (loss) from investment operations	(0.03)	0.50	0.29	0.00	0.48

Less Distributions
Distributions from net investment income	(0.15)	(0.20)	(0.29)	(0.63)	(0.27)
Distributions from net realized capital gains	0.00	(0.06)	0.00	(0.14)	0.00

Total distributions	(0.15)	(0.26)	(0.29)	(0.77)	(0.27)

Net Asset Value, End of Period	$11.18	$11.36	$11.12	$11.12	$11.89

Total Return (%) (b)	(0.23)	4.50	2.61	0.01	4.19

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.99	0.81	0.78	0.77	0.76
Gross ratio of expenses to average net assets excluding interest expense (%)	0.76	0.76	0.75	0.77	0.76
Net ratio of expenses to average net assets (%) (c)(d)	0.95	0.77	0.75	0.73	0.76
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.72	0.71	0.72	0.73	0.76
Ratio of net investment income to average net assets (%)	2.28	1.91	2.42	2.24	1.59
Portfolio turnover rate (%)	608 (e)	583 (e)	466 (e)	430 (e)	283 (e)
Net assets, end of period (in millions)	$2,723.8	$3,091.0	$3,071.5	$3,321.8	$3,764.4

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-32

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$11.47	$11.22	$11.22	$11.99	$11.77

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.23	0.29	0.27	0.20
Net realized and unrealized gain (loss)	(0.29)	0.29	0.01	(0.26)	0.30

Total income (loss) from investment operations	(0.02)	0.52	0.30	0.01	0.50

Less Distributions
Distributions from net investment income	(0.16)	(0.21)	(0.30)	(0.64)	(0.28)
Distributions from net realized capital gains	0.00	(0.06)	0.00	(0.14)	0.00

Total distributions	(0.16)	(0.27)	(0.30)	(0.78)	(0.28)

Net Asset Value, End of Period	$11.29	$11.47	$11.22	$11.22	$11.99

Total Return (%) (b)	(0.14)	4.64	2.69	0.11	4.34

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	0.71	0.68	0.67	0.66
Gross ratio of expenses to average net assets excluding interest expense (%)	0.66	0.66	0.65	0.67	0.66
Net ratio of expenses to average net assets (%) (c)(d)	0.85	0.67	0.65	0.63	0.66
Net ratio of expenses to average net assets excluding interest expense (%) (c)(d)	0.62	0.61	0.62	0.63	0.66
Ratio of net investment income to average net assets (%)	2.38	2.01	2.52	2.34	1.69
Portfolio turnover rate (%)	608 (e)	583 (e)	466 (e)	430 (e)	283 (e)
Net assets, end of period (in millions)	$35.7	$41.8	$44.6	$48.7	$56.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01%, for the years ended December 31, 2018 and 2017 (see Note 6 of the Notes to Financial Statements).
(e)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 53%, 75%, 34%, 58% and 112% for the years ended December 31, 2018, 2017, 2016, 2015 and 2014, respectively.

See accompanying notes to financial statements.

BHFTI-33

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is PIMCO Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTI-34

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s Custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes

BHFTI-35

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

BHFTI-36

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value lower-rated debt securities or sell them and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Short Sales - The Portfolio may enter into a “short sale” of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one “against the box,” may be entered into by the Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The Portfolio may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold short by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the

BHFTI-37

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold short. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its Custodian, or set aside in the Portfolio’s records, cash or other liquid assets at such a level that: (i) the amount segregated, or set aside, plus the amount deposited with the broker as collateral will equal the current value of the security sold short: and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The proceeds received from a short sale are recorded as a liability. The Portfolio will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. Conversely, the Portfolio will realize a gain if the security declines in price between those dates. The latter result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio’s net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had investments in repurchase agreements with a gross value of $136,405,384, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Reverse Repurchase Agreements - The Portfolio may enter into reverse repurchase agreements with qualified institutions. In a reverse repurchase agreement, the Portfolio transfers securities in exchange for cash to a financial institution or counterparty, concurrently with an agreement by the Portfolio to re-acquire the same securities at an agreed-upon price and date. During the reverse repurchase agreement period, the Portfolio continues to receive principal and interest payments on these securities. The Portfolio will establish a segregated account with its Custodian in which it will maintain liquid assets equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities transferred by the Portfolio may decline below the agreed-upon reacquisition price of the securities. In the event of default or failure by a party to perform an obligation in connection with any reverse repurchase transaction, the MRA entitles the non-defaulting party with a right to set-off claims and apply property held by it in respect of any reverse repurchase transaction against obligations owed to it. Cash received in exchange for securities transferred under reverse repurchase agreements plus accrued interest payments to be made by the Portfolio to counterparties are reflected as reverse repurchase agreements on the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the Portfolio had an outstanding reverse repurchase agreement balance for 365 days. The average amount of borrowings was $48,695,121 and the annualized weighted average interest rate was 1.42% during the 365 day period.

The following table summarizes open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis as of December 31, 2018:

Counterparty	Reverse Repurchase Agreements	Collateral Pledged[1]	Net Amount*
Barclays Bank plc	$(3,438,000)	$3,438,000	$—
Barclays Capital, Inc.	$(8,381,000)	$8,381,000	$—

	$11,819,000	$11,819,000	$—

[1]	Collateral with a value of $12,444,259 has been pledged in connection with open reverse repurchase agreements. In some instances, the actual collateral pledged may be more than the amount shown here due to overcollateralization.
*	Net amount represents the net amount payable due to the counterparty in the event of default.

BHFTI-38

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Secured Borrowing Transactions - The Portfolio may enter into transactions consisting of a transfer of a security by the Portfolio to a financial institution or counterparty, with a simultaneous agreement to reacquire the same, or substantially the same security, at an agreed-upon price and future settlement date. Such transactions are treated as secured borrowings, and not as purchases and sales. The Portfolio receives cash from the transfer of the security to use for other investment purposes. During the year ended December 31, 2018, the Portfolio entered into secured borrowing transactions involving U.S. Treasury and Federal Agency securities. During the term of the borrowing, the Portfolio is not entitled to receive principal and interest payments, if any, made on the security transferred to the counterparty during the term of the agreement. The difference between the transfer price and the reacquisition price, known as the “price drop,” is included in net investment income. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may also receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The cost of the secured borrowing transaction is recorded as interest expense over the term of the borrowing. The agreed-upon proceeds for securities to be reacquired by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities.

For the year ended December 31, 2018, the Portfolio had an outstanding secured borrowing transaction balance for 365 days. For the year ended December 31, 2018, the Portfolio’s average amount of borrowings was $572,913,808 and the weighted average interest rate was 2.18% during the 365 day period.

At December 31, 2018, the amount of the Portfolio’s outstanding borrowings was $771,752,563. Cash in the amount of $22,071,000 has been received as collateral under the terms of the Master Securities Forward Transaction Agreement (“MSFTA”) as of December 31, 2018. The MSFTA is a master netting agreement (“MNA”) which provides both parties with the rights to set-off in the event of default by either party. The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s secured borrowings by counterparty net of amounts available for offset under the MSFTA and net of the related collateral pledged or received by the Portfolio as of December 31, 2018:

Counterparty	Payable for Secured Borrowings	Financial Instruments Available for Offset(a)	Collateral Pledged(b)	Collateral Received(b)	Net Amount(c)
Barclays Capital, Inc.	$(4,797,301)	$4,939,397	$—	$—	$142,096
BNP Paribas S.A.	(10,690,629)	10,804,048	—	—	113,419
Goldman Sach & Co.	(413,498,361)	426,741,091	—	(15,281,000)	(2,038,270)
Morgan Stanley & Co. LLC	(14,848,205)	15,060,592	—	(250,000)	(37,613)
UBS Securities LLC	(327,918,067)	334,743,980	—	(6,540,000)	285,913

	$(771,752,563)	$792,289,108	$—	$(22,071,000)	$(1,534,455)

(a)	Represents market value of borrowings as of December 31, 2018.
(b)	Under the terms of the MSFTA agreement, the Portfolio and the counterparties are not permitted to sell, repledge, or use the collateral associated with the transaction.
(c)	Net amount represents the net amount payable due to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Secured Borrowing Transactions
U.S. Treasury	$—	$(756,264,633)	$(15,487,930)	$—	$(771,752,563)
Reverse Repurchase Agreements
Corporate Bonds	$—	$—	$—	$(11,819,000)	$(11,819,000)
Total Borrowings	$—	$(756,264,633)	$(15,487,930)	$(11,819,000)	$(783,571,563)
Gross amount of recognized liabilities for secured borrowing transactions					$(783,571,563)

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Notes to Financial Statements—December 31, 2018—(Continued)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. Writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument, and can be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised,

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Notes to Financial Statements—December 31, 2018—(Continued)

requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

The purpose of inflation-capped options is to protect the buyer from inflation, above a specified rate, eroding the value of investments in inflation-linked products with a given notional exposure. Inflation-capped options are used to give downside protection to investments in inflation-linked products by establishing a floor on the value of such products.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from

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Notes to Financial Statements—December 31, 2018—(Continued)

counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying securities comprising the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying securities comprising the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying securities comprising the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2018, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential

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among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

Volatility and Variance Swaps - The Portfolio may invest in volatility and variance swaps. In a volatility swap, the parties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Variance swaps are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself). These swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. As a receiver of the realized price volatility, the Portfolio would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Portfolio would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)(b)	$300,993
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	13,131,873	Unrealized depreciation on centrally cleared swap contracts (c) (d)	$21,640,806
	Unrealized appreciation on futures contracts (d) (e)	24,493,380	Unrealized depreciation on futures contracts (d) (e)	59,529,112
			Written options at value	198,495
Credit	OTC swap contracts at market value (f)	267,557	OTC swap contracts at market value (f)	1,483,726
	Investments at market value (a)	2
	Unrealized appreciation on centrally cleared swap contracts (c) (d)	54,183	Unrealized depreciation on centrally cleared swap contracts (c) (d)	2,809,457
			Written options at value	270,928
Foreign Exchange	Investments at market value (a)	11,181
	Unrealized appreciation on forward foreign currency exchange contracts	25,303,623	Unrealized depreciation on forward foreign currency exchange contracts	41,179,935

Total		$63,562,792		$127,112,459

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Includes exchange traded purchased options with a value of $91,234 that is not subject to a master netting agreement.
(c)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(d)	Financial instrument not subject to a master netting agreement.
(e)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(f)	Excludes OTC swap interest receivable of $25,193.

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Notes to Financial Statements—December 31, 2018—(Continued)

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under an MNA (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$2,899,285	$(2,899,285)	$—	$—
BNP Paribas S.A.	1,195,148	(1,195,148)	—	—
Citibank N.A.	6,605,715	(6,605,715)	—	—
Deutsche Bank AG	111,344	(110,278)	(1,066)	—
Goldman Sachs Bank USA	9,370,259	(1,449,146)	(7,340,000)	581,113
JPMorgan Chase Bank N.A.	2,348,757	(2,348,757)	—	—
UBS AG	3,261,614	(414,770)	(2,846,844)	—

	$25,792,122	$(15,023,099)	$(10,187,910)	$581,113

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Barclays Bank plc	$9,329,265	$(2,899,285)	$(3,955,208)	$2,474,772
BNP Paribas S.A.	7,371,768	(1,195,148)	(5,045,295)	1,131,325
Citibank N.A.	12,991,465	(6,605,715)	(4,769,003)	1,616,747
Credit Suisse International	149,582	—	—	149,582
Deutsche Bank AG	110,278	(110,278)	—	—
Goldman Sachs Bank USA	1,449,146	(1,449,146)	—	—
Goldman Sachs International	311,146	—	(270,665)	40,481
JPMorgan Chase Bank N.A.	10,847,223	(2,348,757)	(8,482,819)	15,647
Societe Generale Paris	158,441	—	—	158,441
UBS AG	414,770	(414,770)	—	—

	$43,133,084	$(15,023,099)	$(22,522,990)	$5,586,995

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$(94,484)	$(63,953)	$(21,058)	$(179,495)
Forward foreign currency transactions	—	—	(17,674,398)	(17,674,398)
Swap contracts	30,994,181	4,869,293	—	35,863,474
Futures contracts	(27,021,242)	—	—	(27,021,242)
Written options	1,512,060	1,294,875	12,197,272	15,004,207

	$5,390,515	$6,100,215	$(5,498,184)	$5,992,546

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Foreign Exchange	Total
Purchased options	$2,843,479	$(8,435)	$(2,427)	$2,832,617
Forward foreign currency transactions	—	—	47,104,382	47,104,382
Futures contracts	(34,136,932)	—	—	(34,136,932)
Swap contracts	(13,100,994)	(2,946,489)	—	(16,047,483)
Written options	(3,314,219)	(30,510)	(1,559,513)	(4,904,242)

	$(47,708,666)	$(2,985,434)	$45,542,442	$(5,151,658)

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Notes to Financial Statements—December 31, 2018—(Continued)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$219,416,667
Forward foreign currency transactions	3,539,600,681
Futures contracts long	2,993,295,057
Futures contracts short	(1,895,586,774)
Swap contracts	2,611,259,103
Written options	528,137,987

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

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Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$47,856,535,857	$2,553,514,714	$47,059,883,587	$1,798,634,303

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2018 were as follows:

Purchases	Sales
$47,196,334,447	$46,121,038,063

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$27,381,208	0.500%	First $1.2 billion
	0.475%	Over $1.2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Pacific Investment Management Company LLC (“the Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-46

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	$1 billion to $3 billion
0.050%	Over $3 billion

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 amounted to $1,850,655 and are included in the total amount shown as management fee waiver in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $611,576 was waived in the aggregate for the year ended December 31, 2018 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$9,401,231,026

Gross unrealized appreciation	150,186,000
Gross unrealized depreciation	(221,077,352)

Net unrealized appreciation (depreciation)	$(70,891,352)

BHFTI-47

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$83,874,141	$139,742,556	$—	$—	$83,874,141	$139,742,556

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$157,013,471	$—	$(70,702,291)	$(102,918,727)	$(16,607,547)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $61,491,441 and accumulated long-term capital losses of $41,427,286.

9. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-48

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of PlMCO Total Return Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the PlMCO Total Return Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the PlMCO Total Return Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-49

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-50

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-51

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-52

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-53

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-54

Brighthouse Funds Trust I

PIMCO Total Return Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

PIMCO Total Return Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and Pacific Investment Management Co. LLC regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2018. The Board further considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-, three- and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the median of the Expense Group, Expense Universe and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also took into account that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-55

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class B shares of the Schroders Global Multi-Asset Portfolio returned -9.42%. The Portfolio’s benchmark, the Dow Jones Moderate Index1, returned -5.21%.

MARKET ENVIRONMENT / CONDITIONS

2018 began as 2017 ended. Risk assets continued their march upwards, while government bonds continued to see selling and rising yields. Though there had been plenty of political noise in 2017, investors managed to navigate the Twitter minefield and continue to push equities higher.

However, by February of 2018, investors started to lose their nerve. Political noise was turning into action, notably with the introduction of tariffs which marked the start of the U.S.-China trade war. It was a poor year for investors who held almost anything other than cash. Both equities and global bonds generated negative returns, which has only previously happened twice since 1900. Yet again, commodities were the worst performing asset class, though closely followed by global equities as measured by the MSCI World Index (-8.7%).

With sentiment clearly poor, it was strange to see lower risk investment grade credit bonds underperform their lower quality and riskier counterpart—high yield bonds. It seems that reduced issuance by those companies that fall into the high yield category helped support the asset class relative to investment grade credit. Lastly, gold had a poor year (despite a strong fourth quarter) as rising real interest rates sapped demand for the precious metal.

2018 was a poor year for equity investors, with all major indices netting a loss when cast in both local currency and U.S. dollar (“USD”) terms. The best performer was the U.S. NASDAQ Index (-0.3%). The worst performer of all was the German DAX30 Index, down -18.3% in local currency and -23.1% in USD.

In emerging markets (“EM”), while the overall index was down 14.3%, this masked considerable dispersion, particularly in dollar terms. Turkey was the worst performer (-57.6% in USD) and Brazil was the best performing market, still down for the year (-0.2% in USD). The dominant common theme for EM equities in 2018 was trade wars and a strong U.S. dollar leading to a negative overall return in dollar terms.

Currency markets ended 2018 largely reflecting the anxieties of investors. The U.S. dollar started the year weaker, helping to boost risk assets, however by April the greenback was on the rise once again, ending the year up on a nominal trade weighted basis (+4.9%). The initial rise over the summer reflected the stronger U.S. economy, however by the autumn, the strong U.S. dollar started to reflect concern in the global economy.

A number of foreign government bonds managed to remain in the black despite broad global volatility. 10-year Australian government bonds returned +6.2%, thanks to the high yield on offer at the start of the year. German Bunds, a noted safe haven for European investors, were the next best performers (+3.3%), helped by the mini crisis in Italy. Canadian bonds (+3.0%), U.K. gilts (+2.0%), French OATs (government bonds, up +1.8%), and even Japanese government bonds (+0.8%) all managed a positive return. EM dollar denominated sovereign debt as a whole had a bad year, with the EMBI Index losing 5.3% for investors.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Schroders Global Multi-Asset Portfolio aims to capture global growth opportunities while protecting against market volatility. The Portfolio’s strategic exposure contains actively-managed Schroders equity and bond portfolios, supplemented with passive investments (e.g. Exchange-Traded Funds and futures) to facilitate rapid implementation of Schroders’ thematic and tactical views in a cost-effective manner. Schroders seeks to pre-emptively manage risk in its strategic exposures through forward-looking market views, complemented by a Volatility Management Strategy aiming to cap portfolio volatility at 10% over 12-month periods. The Portfolio employs an interest rate overlay to improve diversification and balance the sources of risk through utilizing 10-year interest rate swaps.

The Portfolio underperformed its benchmark over the 12-month period ending December 31, 2018. A primary headwind to the Portfolio was the volatility management strategy. The volatility strategy, while protecting the Portfolio during the market volatility in February and March, prevented the Portfolio from fully participating in the markets’ recovery. The interest rate swap overlay detracted from performance due to the back up in 10-year U.S. interest rates. The volatility strategy was active again in the fourth quarter of the year remaining on for most of December, including at year end. Over this period, the average hedge over the days when the volatility cap was active was 9% net asset value (“NAV”), peaking in late December at 26% NAV when the market saw a sharp rise in volatility due to the snap back in the final trading days of the year. While the hedging protected the Portfolio from the worst of the drawdowns, ultimately the lower exposure to equities during the sharp rallies, particularly in the final days of December, meant that over the fourth quarter, the volatility cap detracted modestly from the total fund performance.

The Portfolio’s overweight to U.S. equities exposure was another key detractor from returns. Whilst we reduced exposure over the fourth quarter, U.S. equities declined steeply over this time and our marginal overweight was harmful. The Portfolio’s allocation to the Schroders QEP Global Core Equity strategy was also a drag on performance over the year. The fund’s emphasis on value hurt over the period, particularly in the first half of 2018, and we decreased the Portfolio’s exposure in July. Within European equities, for much of the year we remained underweight versus the benchmark, which aided performance. Certain trades, however, were negative within Europe including a long Eurozone banks versus broad-based EuroStoxx position. In December, the trade reached its stop loss following

BHFTI-1

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Managed by Schroders Investment Management North Americas Inc.

Portfolio Manager Commentary*—(Continued)

ongoing political and economic uncertainty in Europe. Within fixed income, both credit and convertible bonds detracted. The Portfolio’s allocation to government bonds helped to cushion performance in December, however the Portfolio’s allocation to government bond futures over the one-year period was a detractor.

The core drivers of contributing performance were asset allocation to U.K. and European equities where we have been underweight versus the benchmark. Both markets fell over the year, as political uncertainty in Italy dominated markets and the European Central Bank announced the unwinding of its quantitative easing program. We increased the Portfolio’s short euro position in May which worked well. U.K. equities have also performed poorly, namely the U.K. domestic-focused sectors, as worries of a ‘no deal’ exit from the European Union intensified. The Portfolio’s short sterling position added to performance in the first half of 2018 as the currency fell versus the U.S. dollar. Within the U.S., whilst the Portfolio’s overweight hurt overall performance, the relative value trades worked well. This included the U.S. small cap trade (Russell 2000 vs S&P 500) earlier in the year. Profit was taken in July as positive momentum within U.S. small cap equities began to reverse.

In terms of the asset allocation, by year end we had moved to a more neutral stance, by closing our overweight in equities over the fourth quarter. We rotated out of equities and credit, into U.S. Treasuries and emerging market carry via currency forwards. On bonds, we remained underweight credit versus the Investment Grade benchmark. U.S. Treasury Inflation-Protected Securities and U.S. convertible bonds were both sold from the Portfolio in December. The proceeds were used to add to a long U.S. 10-year Treasury position, based on the assumption that the negative impact of higher inflation will be felt at the long end of the curve. We also positioned the Portfolio for a weaker U.S. dollar in 2019. Having reduced EM equity exposure within the Portfolio over the second half of the year, we added back to the region in December. Our expectation of a weaker U.S. dollar remained a potential tailwind for emerging markets and the valuation opportunity in the asset class provided a certain margin of safety.

The Portfolio primarily used derivative instruments to adjust equity, fixed income, currency, and interest rate exposures. The derivatives positions performed in line with expectations and facilitated the Portfolio’s overall performance by providing a cost-effective and liquid approach to gaining the desired market exposure versus implementation via physical instruments.

As of December 31, 2018, the Portfolio’s allocation to developed equities was 44.2% and the allocation to Investment Grade bonds was 28.1%. We held approximately 3.6% in opportunistic asset classes, specifically, EM equities and high yield debt. The Portfolio’s cash level was 1.8% as of the end of December. The Volatility Management Cap was active at the end of the period. The calculated volatility of the Portfolio’s positioning as of the end of the period was less than 10% per year.

Johanna Kyrklund

Angus Sippe

Philip Chandler

Michael Hodgson

Portfolio Managers

Schroders Investment Management North Americas Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	Since Inception[2]
Schroders Global Multi-Asset Portfolio
Class B	-9.42	3.16	5.04
Dow Jones Moderate Index	-5.21	4.11	5.87

1 The Dow Jones Moderate Index is a total return index designed to provide asset allocation strategists with a target risk benchmark. Each month, the index adjusts its weighting of stocks, bonds, and cash indices (both domestic and foreign) such that the risk of that combination will have 60% of the risk of an all equity portfolio.

2 Inception date of the Class B shares is 4/23/2012. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Equity Sectors

% of Net Assets
Financials	17.6
Information Technology	3.6
Health Care	3.2
Industrials	2.6
Communication Services	1.9

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	32.8
Mortgage-Backed Securities	1.0
Asset-Backed Securities	0.3

BHFTI-3

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Schroders Global Multi-Asset Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class B (a)	Actual	0.93%	$1,000.00	$934.40	$4.53
	Hypothetical*	0.93%	$1,000.00	$1,020.52	$4.74

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 7 of the Notes to Consolidated Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—32.8% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—0.4%
General Dynamics Corp. 2.875%, 05/11/20	3,405,000	$3,406,848
United Technologies Corp. 3.950%, 08/16/25	2,500,000	2,481,759
4.450%, 11/16/38	652,000	633,174

		6,521,781

Agriculture—0.5%
Altria Group, Inc. 3.875%, 09/16/46	1,889,000	1,440,814
BAT Capital Corp. 3.222%, 08/15/24	7,342,000	6,761,702

		8,202,516

Auto Manufacturers—0.2%
General Motors Co. 5.950%, 04/01/49	1,164,000	1,050,819
General Motors Financial Co., Inc. 5.750%, 3M LIBOR + 3.598%, 09/30/27 (a)	918,000	727,974
Volkswagen Group of America Finance LLC 4.250%, 11/13/23 (144A)	1,500,000	1,487,611

		3,266,404

Banks—9.5%
Banco Santander S.A. 3.125%, 02/23/23 (b)	5,200,000	4,916,036
Bank of America Corp. 2.816%, 3M LIBOR + 0.930%, 07/21/23 (a)	2,250,000	2,176,253
2.881%, 3M LIBOR + 1.021%, 04/24/23 (a)	3,335,000	3,243,446
3.300%, 01/11/23	1,410,000	1,388,573
3.366%, 3M LIBOR + 0.810%, 01/23/26 (a)	2,730,000	2,611,234
Bank of Ireland Group plc 4.500%, 11/25/23 (144A)	7,533,000	7,367,169
Bank of Montreal 3.481%, 3M LIBOR + 0.790%, 08/27/21 (a)	2,500,000	2,506,100
Bank of Nova Scotia (The) 4.650%, 3M LIBOR + 2.648%, 10/12/22 (a)	1,185,000	1,027,247
Barclays Bank plc 10.179%, 06/12/21 (144A)	2,795,000	3,141,879
BB&T Corp. 2.850%, 10/26/24	4,707,000	4,521,973
3.358%, 3M LIBOR + 0.570%, 06/15/20 (a)	4,615,000	4,620,463
BPCE S.A. 3.000%, 05/22/22 (144A)	5,547,000	5,358,069
Capital One Financial Corp. 3.050%, 03/09/22	2,000,000	1,950,575
Capital One N.A. 2.350%, 01/31/20	3,000,000	2,961,628
2.950%, 07/23/21	860,000	846,232
Citigroup, Inc. 3.300%, 04/27/25	2,775,000	2,636,456
4.044%, 3M LIBOR + 1.023%, 06/01/24 (a) (b)	7,665,000	7,694,321
Comerica, Inc. 3.700%, 07/31/23	2,345,000	2,343,549

Banks—(Continued)
Compass Bank
3.500%, 06/11/21	5,000,000	4,985,871
Cooperative Rabobank UA 3.875%, 02/08/22	700,000	707,704
11.000%, 3M LIBOR + 10.868%, 06/30/19 (144A) (a)	3,395,000	3,505,338
Deutsche Bank AG 3.950%, 02/27/23	3,613,000	3,411,021
Discover Bank 3.100%, 06/04/20	2,500,000	2,482,508
3.350%, 02/06/23	1,415,000	1,377,225
Fifth Third Bank 3.412%, 3M LIBOR + 0.590%, 09/27/19 (a)	1,540,000	1,542,084
First Republic Bank 4.625%, 02/13/47	1,945,000	1,875,819
Goldman Sachs Group, Inc. (The) 2.905%, 3M LIBOR + 0.990%, 07/24/23 (a)	6,000,000	5,714,340
3.625%, 01/22/23	1,440,000	1,417,263
5.750%, 01/24/22	2,000,000	2,093,981
HSBC Holdings plc 2.650%, 01/05/22	1,135,000	1,101,048
2.950%, 05/25/21	5,000,000	4,929,496
4.875%, 01/14/22	1,555,000	1,607,279
JPMorgan Chase & Co. 3.207%, 3M LIBOR + 0.730%, 04/23/24 (a)	8,000,000	7,729,168
4.023%, 3M LIBOR + 1.000%, 12/05/24 (a)	3,239,000	3,266,372
JPMorgan Chase Bank N.A. 2.604%, 3M LIBOR + 0.280%, 02/01/21 (a)	1,001,000	992,936
M&T Bank Corp. 5.125%, 3M LIBOR + 3.520%, 11/01/26 (a)	1,799,000	1,704,553
Manufacturers & Traders Trust Co. 3.400%, 08/17/27	5,000,000	4,877,573
Morgan Stanley 3.750%, 02/25/23	1,140,000	1,137,925
3.875%, 01/27/26	5,000,000	4,879,187
PNC Bank N.A. 2.700%, 11/01/22	2,669,000	2,593,461
2.950%, 01/30/23	2,581,000	2,513,541
2.950%, 02/23/25	2,425,000	2,334,352
3.250%, 06/01/25	1,290,000	1,252,446
Regions Bank 2.750%, 04/01/21	5,735,000	5,640,239
Regions Financial Corp. 2.750%, 08/14/22	2,000,000	1,929,462
Royal Bank of Scotland Group plc 3.875%, 09/12/23 (b)	3,365,000	3,225,778
Standard Chartered plc 3.885%, 03/15/24 (144A) (a)	6,000,000	5,807,628
State Street Corp. 5.625%, 3M LIBOR + 2.539%, 12/15/23 (a)	1,747,000	1,650,915
SunTrust Bank 2.590%, 3M LIBOR + 0.297%, 01/29/21 (a)	2,500,000	2,475,444
3.525%, 3M LIBOR + 0.500%, 10/26/21 (a)	4,750,000	4,754,788
SunTrust Banks, Inc. 2.700%, 01/27/22	1,690,000	1,648,165
U.S. Bank N.A. 2.828%, 3M LIBOR + 0.320%, 04/26/21 (a)	859,000	855,710

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-5

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Zions Bancorp 3.500%, 08/27/21	2,135,000	$2,128,292

		161,460,115

Beverages—0.9%
Anheuser-Busch InBev Finance, Inc. 3.300%, 02/01/23	1,243,000	1,210,263
Anheuser-Busch InBev Worldwide, Inc. 3.165%, 3M LIBOR + 0.740%, 01/12/24 (a)	1,645,000	1,596,802
3.750%, 07/15/42	1,423,000	1,123,904
4.439%, 10/06/48	177,000	153,059
Constellation Brands, Inc. 3.200%, 02/15/23	1,983,000	1,922,822
3.209%, 3M LIBOR + 0.700%, 11/15/21 (a)	3,821,000	3,775,231
Keurig Dr Pepper, Inc. 3.551%, 05/25/21 (144A)	2,965,000	2,960,396
4.057%, 05/25/23 (144A)	2,965,000	2,952,757

		15,695,234

Biotechnology—0.2%
Amgen, Inc. 2.650%, 05/11/22	3,000,000	2,931,107

Building Materials—0.5%
Boral Finance Pty, Ltd. 3.000%, 11/01/22 (144A)	6,495,000	6,274,653
Johnson Controls International plc 3.750%, 12/01/21	660,000	665,079
4.500%, 02/15/47	215,000	199,188
Martin Marietta Materials, Inc. 3.292%, 3M LIBOR + 0.500%, 12/20/19 (a)	1,500,000	1,495,691

		8,634,611

Chemicals—1.0%
DowDuPont, Inc. 4.205%, 11/15/23	3,782,000	3,867,050
International Flavors & Fragrances, Inc. 5.000%, 09/26/48	4,542,000	4,530,177
Mosaic Co. (The) 3.250%, 11/15/22	3,325,000	3,246,599
Sherwin-Williams Co. (The) 2.750%, 06/01/22	4,775,000	4,622,023

		16,265,849

Commercial Services—0.1%
Equifax, Inc. 3.950%, 06/15/23	1,510,000	1,496,753

Computers—0.4%
Hewlett Packard Enterprise Co. 3.600%, 10/15/20	7,080,000	7,097,066

Diversified Financial Services—0.2%
High Street Funding Trust II 4.682%, 02/15/48 (144A)	1,470,000	1,392,090
Synchrony Financial 3.950%, 12/01/27	2,000,000	1,685,510

		3,077,600

Electric—1.5%
Berkshire Hathaway Energy Co. 3.800%, 07/15/48	6,000,000	5,393,239
6.500%, 09/15/37	345,000	425,602
Duke Energy Corp. 3.750%, 09/01/46	4,000,000	3,463,191
Duke Energy Florida LLC 6.400%, 06/15/38	1,925,000	2,459,887
Duke Energy Ohio, Inc. 3.700%, 06/15/46	660,000	595,031
Enel Finance International NV 4.625%, 09/14/25 (144A)	3,804,000	3,651,475
PPL Electric Utilities Corp. 4.750%, 07/15/43	625,000	671,236
Public Service Co. of Colorado 4.750%, 08/15/41	1,065,000	1,107,280
Sempra Energy 3.800%, 02/01/38	5,720,000	4,916,097
Southern California Edison Co. 4.125%, 03/01/48	2,001,000	1,897,204
4.500%, 09/01/40	1,025,000	1,010,643
5.500%, 03/15/40	335,000	357,548

		25,948,433

Electronics—0.1%
Keysight Technologies, Inc. 4.600%, 04/06/27	990,000	994,304

Food—1.1%
Campbell Soup Co. 4.800%, 03/15/48 (b)	1,032,000	875,190
Conagra Brands, Inc. 3.800%, 10/22/21	7,069,000	7,071,182
General Mills, Inc. 3.459%, 3M LIBOR + 1.010%, 10/17/23 (a)	2,395,000	2,339,356
4.000%, 04/17/25	310,000	305,216
Grupo Bimbo S.A.B. de C.V. 5.950%, 04/17/23 (144A)	2,000,000	1,940,800
Kroger Co. (The) 4.450%, 02/01/47 (b)	5,981,000	5,247,206
5.000%, 04/15/42	260,000	247,768
5.150%, 08/01/43	740,000	708,542

		18,735,260

Healthcare-Products—0.1%
Becton Dickinson & Co. 3.363%, 06/06/24	2,295,000	2,204,133

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-6

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—0.1%
UnitedHealth Group, Inc. 4.450%, 12/15/48	1,471,000	$1,516,368

Housewares—0.2%
Newell Brands, Inc. 3.850%, 04/01/23	1,681,000	1,656,269
4.200%, 04/01/26 (b)	2,500,000	2,444,478

		4,100,747

Insurance—1.1%
Allstate Corp. (The) 3.233%, 3M LIBOR + 0.430%, 03/29/21 (a)	1,645,000	1,627,162
American International Group, Inc. 3.750%, 07/10/25	341,000	326,647
Progressive Corp. (The) 5.375%, 3M LIBOR + 2.539%, 03/15/23 (a) (b)	5,000,000	4,685,250
Prudential Financial, Inc. 4.500%, 3M LIBOR + 2.380%, 09/15/47 (a) (b)	10,914,000	9,331,470
Swiss Re Treasury U.S. Corp. 4.250%, 12/06/42 (144A)	415,000	404,915
Voya Financial, Inc. 4.700%, 3M LIBOR + 2.084%, 01/23/48 (a)	2,763,000	2,175,863

		18,551,307

Internet—0.2%
Amazon.com, Inc. 4.050%, 08/22/47 (b)	3,000,000	2,935,637

Iron/Steel—0.2%
Nucor Corp. 4.400%, 05/01/48	3,116,000	2,989,247

Lodging—0.2%
Marriott International, Inc. 3.229%, 3M LIBOR + 0.600%, 12/01/20 (a)	3,886,000	3,876,653

Machinery-Diversified—0.5%
Roper Technologies, Inc. 3.650%, 09/15/23	5,384,000	5,387,554
3.800%, 12/15/26	3,000,000	2,926,738

		8,314,292

Media—0.8%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.464%, 07/23/22	2,345,000	2,367,414
Comcast Corp. 4.600%, 10/15/38	5,794,000	5,857,256
4.950%, 10/15/58	2,194,000	2,233,975
COX Communications, Inc. 4.600%, 08/15/47 (144A)	4,327,000	3,897,682

		14,356,327

Mining—0.3%
Barrick North America Finance LLC 5.750%, 05/01/43	5,595,000	5,904,795

Miscellaneous Manufacturing—0.4%
General Electric Co. 4.125%, 10/09/42	2,126,000	1,658,326
5.000%, 3M LIBOR + 3.330%, 01/21/21 (a) (b)	1,138,000	870,570
Hexcel Corp. 3.950%, 02/15/27	1,182,000	1,156,686
Ingersoll-Rand Global Holding Co., Ltd. 2.900%, 02/21/21	2,680,000	2,654,609

		6,340,191

Oil & Gas—2.8%
Anadarko Petroleum Corp. 4.500%, 07/15/44	1,078,000	914,639
5.550%, 03/15/26	3,500,000	3,667,337
Canadian Natural Resources, Ltd. 4.950%, 06/01/47	4,000,000	3,842,276
Cenovus Energy, Inc. 5.400%, 06/15/47	8,650,000	7,475,727
Concho Resources, Inc. 3.750%, 10/01/27	4,515,000	4,252,695
Continental Resources, Inc. 4.375%, 01/15/28 (b)	1,250,000	1,176,625
Devon Energy Corp. 3.250%, 05/15/22	2,510,000	2,445,754
5.000%, 06/15/45	3,000,000	2,660,199
5.850%, 12/15/25	2,595,000	2,753,538
EQT Corp. 3.900%, 10/01/27	8,795,000	7,586,260
Marathon Petroleum Corp. 4.500%, 04/01/48 (144A)	5,575,000	4,685,710
Nabors Industries, Inc. 5.500%, 01/15/23 (b)	905,000	718,280
Noble Energy, Inc. 3.850%, 01/15/28	1,000,000	905,357
5.050%, 11/15/44	4,030,000	3,475,436
Valero Energy Corp. 4.900%, 03/15/45	559,000	526,080
6.625%, 06/15/37	905,000	992,513

		48,078,426

Packaging & Containers—0.1%
Packaging Corp. of America 2.450%, 12/15/20	1,020,000	1,001,288

Pharmaceuticals—1.3%
AbbVie, Inc. 4.250%, 11/14/28	1,295,000	1,257,965
Bayer U.S. Finance LLC 4.250%, 12/15/25 (144A)	3,237,000	3,151,910
Bayer U.S. Finance II LLC 4.625%, 06/25/38 (144A)	2,000,000	1,818,270

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-7

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pharmaceuticals—(Continued)
CVS Health Corp. 5.050%, 03/25/48	6,875,000	$6,695,577
Shire Acquisitions Investments Ireland DAC 2.400%, 09/23/21	6,000,000	5,801,651
Teva Pharmaceutical Finance Netherlands III B.V. 2.200%, 07/21/21	3,000,000	2,757,525

		21,482,898

Pipelines—2.4%
Enbridge, Inc. 6.000%, 3M LIBOR + 3.890%, 01/15/77 (a)	5,045,000	4,535,689
Energy Transfer Operating L.P. 4.050%, 03/15/25	2,257,000	2,139,610
5.150%, 02/01/43	1,200,000	1,041,046
6.625%, 3M LIBOR + 4.155%, 02/15/28 (a) (b)	2,500,000	2,062,500
EnLink Midstream Partners L.P. 4.850%, 07/15/26 (b)	2,500,000	2,255,499
Enterprise Products Operating LLC 4.800%, 02/01/49	1,270,000	1,235,451
5.375%, 3M LIBOR + 2.570%, 02/15/78 (a)	2,023,000	1,674,940
Fermaca Enterprises S de RL de C.V. 6.375%, 03/30/38 (144A)	432,858	432,316
MPLX L.P. 4.500%, 04/15/38	8,000,000	6,994,365
ONEOK Partners L.P. 8.625%, 03/01/19	145,000	146,027
Sabine Pass Liquefaction LLC 4.200%, 03/15/28	5,640,000	5,397,936
5.625%, 03/01/25	500,000	519,433
TransCanada PipeLines, Ltd. 5.100%, 03/15/49	6,879,000	6,838,961
Williams Cos., Inc. (The) 4.000%, 09/15/25	4,000,000	3,864,001
4.850%, 03/01/48 (b)	1,200,000	1,092,550
5.400%, 03/04/44	555,000	529,612

		40,759,936

Real Estate Investment Trusts—1.7%
Alexandria Real Estate Equities, Inc. 4.500%, 07/30/29	540,000	539,786
American Campus Communities Operating Partnership L.P. 3.750%, 04/15/23	444,000	440,767
American Tower Corp. 3.375%, 10/15/26	6,360,000	5,919,927
Crown Castle International Corp. 3.700%, 06/15/26	6,765,000	6,456,735
Digital Realty Trust L.P. 3.700%, 08/15/27	10,845,000	10,241,524
Ventas Realty L.P. 3.500%, 02/01/25	1,740,000	1,666,346
Vornado Realty L.P. 3.500%, 01/15/25	3,000,000	2,893,117

		28,158,202

Retail—1.0%
Dollar Tree, Inc. 3.149%, 3M LIBOR + 0.700%, 04/17/20 (a)	4,480,000	4,451,426
Home Depot, Inc. (The) 5.950%, 04/01/41	990,000	1,216,251
McDonald’s Corp. 3.500%, 07/15/20	466,000	472,353
4.450%, 03/01/47	2,035,000	1,948,367
4.450%, 09/01/48	6,104,000	5,814,878
Target Corp. 3.900%, 11/15/47	3,005,000	2,758,994
Walmart, Inc. 4.050%, 06/29/48	132,000	131,721

		16,793,990

Semiconductors—0.4%
Analog Devices, Inc. 2.950%, 01/12/21	3,397,000	3,367,095
3.125%, 12/05/23	1,485,000	1,442,350
Texas Instruments, Inc. 4.150%, 05/15/48	2,418,000	2,416,359

		7,225,804

Software—0.2%
Microsoft Corp. 4.100%, 02/06/37	3,500,000	3,598,339

Telecommunications—2.0%
AT&T, Inc. 3.000%, 06/30/22	9,000,000	8,776,825
4.300%, 12/15/42	272,000	231,254
4.750%, 05/15/46	1,676,000	1,491,676
Deutsche Telekom International Finance B.V. 3.254%, 3M LIBOR + 0.450%, 09/19/19 (144A) (a)	1,915,000	1,911,236
Motorola Solutions, Inc. 4.600%, 02/23/28	7,957,000	7,784,730
Telefonica Emisiones S.A.U. 5.213%, 03/08/47	3,750,000	3,437,023
Verizon Communications, Inc. 3.850%, 11/01/42	2,289,000	1,982,341
4.272%, 01/15/36	8,031,000	7,524,034

		33,139,119

Transportation—0.2%
Kansas City Southern 4.700%, 05/01/48	4,470,000	4,317,787

Total Corporate Bonds & Notes (Cost $581,400,049)		555,972,519

Common Stocks—20.8%

Aerospace & Defense—0.1%
Boeing Co. (The)	400	129,000
Curtiss-Wright Corp.	2,100	214,452

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-8

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Aerospace & Defense—(Continued)
General Dynamics Corp.	4,200	$660,282
HEICO Corp. (b)	2,400	185,952
Lockheed Martin Corp.	1,200	314,208
Raytheon Co.	4,500	690,075

		2,193,969

Air Freight & Logistics—0.0%
Royal Mail plc	32,332	112,246

Auto Components—0.4%
BorgWarner, Inc.	12,100	420,354
Bridgestone Corp.	17,100	656,270
Continental AG	3,909	540,530
Delphi Technologies plc	9,100	130,312
Gentex Corp.	32,744	661,756
Keihin Corp.	10,400	173,026
Lear Corp.	4,000	491,440
Linamar Corp.	6,100	202,410
Magna International, Inc.	11,600	526,555
NHK Spring Co., Ltd.	18,100	158,498
Nokian Renkaat Oyj	17,047	525,312
Stanley Electric Co., Ltd.	15,800	440,626
Tenneco, Inc. - Class A	4,100	112,299
Toyota Boshoku Corp.	20,100	299,247
TS Tech Co., Ltd.	2,800	78,150
Unipres Corp.	4,500	75,944
Xinyi Glass Holdings, Ltd.	382,000	419,489

		5,912,218

Automobiles—0.1%
Mazda Motor Corp.	11,700	120,353
Subaru Corp.	18,000	384,259
Suzuki Motor Corp.	6,000	303,603
Thor Industries, Inc.	6,400	332,800
Yamaha Motor Co., Ltd.	5,600	108,989

		1,250,004

Banks—1.5%
Aichi Bank, Ltd. (The)	600	20,529
Aozora Bank, Ltd.	2,000	59,307
Awa Bank, Ltd. (The)	3,400	88,468
Bank Hapoalim B.M.	31,443	199,401
Bank Leumi Le-Israel B.M.	43,871	265,616
Bank of America Corp.	118,200	2,912,448
Bank of China, Ltd. - Class H	936,000	402,157
Bank of Hawaii Corp. (b)	2,000	134,640
Barclays plc	384,997	738,510
BB&T Corp.	6,320	273,782
BNP Paribas S.A.	21,537	969,988
BOK Financial Corp.	1,600	117,328
Chiba Bank, Ltd. (The)	62,000	343,794
China Construction Bank Corp. - Class H	350,000	286,959
Citigroup, Inc.	28,400	1,478,504
Comerica, Inc.	7,100	487,699
Fifth Third Bancorp	37,600	884,728

Banks—(Continued)
Hachijuni Bank, Ltd. (The)	61,600	251,337
Hang Seng Bank, Ltd.	16,900	377,470
HSBC Holdings plc	61,650	505,923
Iyo Bank, Ltd. (The)	25,400	133,256
Japan Post Bank Co., Ltd.	11,200	122,968
JPMorgan Chase & Co.	48,700	4,754,094
KeyCorp	49,100	725,698
Mediobanca S.p.A.	21,209	179,339
Mitsubishi UFJ Financial Group, Inc.	31,600	155,824
Mizuho Financial Group, Inc.	308,700	481,131
PNC Financial Services Group, Inc. (The)	8,700	1,017,117
Royal Bank of Scotland Group plc	276,659	760,693
Seven Bank, Ltd.	128,900	367,638
Shinsei Bank, Ltd.	7,800	92,320
Shizuoka Bank, Ltd. (The)	51,000	396,959
Societe Generale S.A.	18,505	587,514
Standard Chartered plc	84,054	649,710
Sumitomo Mitsui Financial Group, Inc.	17,600	580,392
U.S. Bancorp	9,800	447,860
UniCredit S.p.A.	37,793	428,721
Wells Fargo & Co.	69,900	3,220,992

		25,900,814

Beverages—0.3%
Ambev S.A.	43,300	171,651
Coca-Cola Amatil, Ltd.	15,597	89,967
Coca-Cola Co. (The)	20,400	965,940
Diageo plc	15,194	540,048
PepsiCo, Inc.	23,200	2,563,136

		4,330,742

Biotechnology—0.5%
AbbVie, Inc. (b)	33,558	3,093,712
Amgen, Inc.	15,260	2,970,664
Biogen, Inc. (c)	5,100	1,534,692
Gilead Sciences, Inc.	23,800	1,488,690
United Therapeutics Corp. (c)	1,000	108,900

		9,196,658

Building Products—0.1%
Aica Kogyo Co., Ltd.	8,600	290,146
Allegion plc	10,100	805,071
Assa Abloy AB - Class B	49,757	889,619
dormakaba Holding AG (c)	717	431,966

		2,416,802

Capital Markets—0.7%
Affiliated Managers Group, Inc.	9,500	925,680
ASX, Ltd.	5,544	234,286
Bolsas y Mercados Espanoles SHMSF S.A.	9,103	253,188
CI Financial Corp.	53,800	680,973
Close Brothers Group plc	13,908	254,384
Daiwa Securities Group, Inc.	71,700	365,591
Deutsche Bank AG	23,420	186,895
FactSet Research Systems, Inc.	3,100	620,403

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-9

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Capital Markets—(Continued)
Federated Investors, Inc. - Class B (b)	19,500	$517,725
Franklin Resources, Inc. (b)	41,000	1,216,060
Goldman Sachs Group, Inc. (The)	8,890	1,485,075
IG Group Holdings plc	52,667	381,873
Invesco, Ltd.	65,200	1,091,448
Japan Exchange Group, Inc.	20,900	335,649
Morgan Stanley	29,000	1,149,850
Nomura Holdings, Inc.	96,100	366,409
Platinum Asset Management, Ltd.	20,405	69,863
Singapore Exchange, Ltd.	53,400	279,033
State Street Corp.	4,500	283,815
T. Rowe Price Group, Inc.	6,100	563,152
UBS Group AG (c)	60,994	761,386

		12,022,738

Chemicals—0.5%
Air Products & Chemicals, Inc.	3,800	608,190
BASF SE	15,228	1,053,786
Celanese Corp. (b)	6,500	584,805
Chemours Co. (The)	5,600	158,032
Covestro AG	14,201	702,556
Daicel Corp.	41,700	428,524
DuluxGroup, Ltd.	56,406	260,615
Ingevity Corp. (c)	2,400	200,856
International Flavors & Fragrances, Inc. (b)	4,320	580,046
Methanex Corp.	2,600	125,048
Mitsubishi Chemical Holdings Corp.	46,000	346,065
Mitsubishi Gas Chemical Co., Inc.	8,000	119,516
Novozymes A/S - B Shares	7,359	328,937
Petronas Chemicals Group Bhd	91,400	205,270
Shikoku Chemicals Corp.	2,000	18,718
Shin-Etsu Chemical Co., Ltd.	12,400	955,306
Sociedad Quimica y Minera de Chile S.A. (ADR)	5,200	199,160
Sumitomo Chemical Co., Ltd.	42,000	205,395
Sumitomo Seika Chemicals Co., Ltd.	1,300	50,259
Synthomer plc	55,756	253,058
Tosoh Corp.	12,400	160,444
Ube Industries, Ltd.	9,100	183,397
Victrex plc	20,590	600,537
Zeon Corp.	39,700	360,302

		8,688,822

Commercial Services & Supplies—0.1%
Deluxe Corp.	9,700	372,868
Pitney Bowes, Inc. (b)	16,087	95,074
Societe BIC S.A.	4,837	492,768
Transcontinental, Inc. - Class A	18,900	267,192

		1,227,902

Communications Equipment—0.2%
Cisco Systems, Inc.	85,400	3,700,382
Ituran Location and Control, Ltd.	6,700	214,802

		3,915,184

Construction & Engineering—0.1%
Hazama Ando Corp.	19,100	127,030
Kajima Corp.	37,000	495,978
Maeda Road Construction Co., Ltd.	13,300	274,026
Nichireki Co., Ltd.	2,000	19,116
Taisei Corp.	4,800	204,073

		1,120,223

Construction Materials—0.0%
Taiheiyo Cement Corp.	2,400	73,866

Consumer Finance—0.1%
Capital One Financial Corp.	9,800	740,782
Discover Financial Services	9,400	554,412
Synchrony Financial	19,800	464,508

		1,759,702

Containers & Packaging—0.1%
Packaging Corp. of America	12,600	1,051,596
Sonoco Products Co.	8,860	470,732

		1,522,328

Distributors—0.0%
Jardine Cycle & Carriage, Ltd.	5,200	134,235

Diversified Consumer Services—0.0%
H&R Block, Inc. (b)	19,300	489,641

Diversified Financial Services—0.1%
Berkshire Hathaway, Inc. - Class B (c)	5,100	1,041,318
Cerved Group S.p.A.	14,886	122,067
FGL Holdings (c)	15,000	99,900

		1,263,285

Diversified Telecommunication Services—0.6%
AT&T, Inc.	47,511	1,355,964
BCE, Inc.	15,300	604,402
Nippon Telegraph & Telephone Corp.	33,200	1,351,773
Singapore Telecommunications, Ltd.	815,700	1,767,419
Telekomunikasi Indonesia Persero Tbk PT	1,760,200	459,484
Telenor ASA	56,427	1,089,260
Telstra Corp., Ltd.	351,702	705,974
Verizon Communications, Inc. (b)	46,393	2,608,214

		9,942,490

Electric Utilities—0.1%
CLP Holdings, Ltd.	46,000	518,547
Enel Americas S.A. (ADR)	37,502	334,518
Enel S.p.A.	100,922	582,226
Red Electrica Corp. S.A.	39,888	888,491

		2,323,782

Electrical Equipment—0.4%
AMETEK, Inc.	4,300	291,110
Eaton Corp. plc	9,595	658,793

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-10

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Emerson Electric Co.	31,800	$1,900,050
Generac Holdings, Inc. (c)	8,100	402,570
Hubbell, Inc.	6,500	645,710
Rockwell Automation, Inc.	6,100	917,928
Schneider Electric SE	19,897	1,354,130

		6,170,291

Electronic Equipment, Instruments & Components—0.2%
AAC Technologies Holdings, Inc.	17,000	97,721
Amphenol Corp. - Class A	4,800	388,896
Elite Material Co., Ltd.	52,000	109,427
Halma plc	24,096	417,110
Hitachi, Ltd.	14,700	390,752
Horiba, Ltd.	5,300	214,378
Keyence Corp.	200	100,796
Spectris plc	24,084	697,262
TE Connectivity, Ltd.	20,800	1,573,104

		3,989,446

Energy Equipment & Services—0.1%
CARBO Ceramics, Inc. (b) (c)	9,500	33,060
Diamond Offshore Drilling, Inc. (b) (c)	15,800	149,152
Noble Corp. plc (c)	41,000	107,420
Precision Drilling Corp. (c)	61,000	105,897
Schlumberger, Ltd.	20,000	721,600
TGS Nopec Geophysical Co. ASA	12,624	306,109

		1,423,238

Entertainment—0.2%
Viacom, Inc. - Class B	9,900	254,430
Walt Disney Co. (The) (b)	21,400	2,346,510

		2,600,940

Equity Real Estate Investment Trusts—0.0%
Apple Hospitality REIT, Inc.	9,500	135,470
Park Hotels & Resorts, Inc.	18,500	480,630

		616,100

Food & Staples Retailing—0.0%
Wal-Mart de Mexico S.A.B. de C.V.	108,900	276,964
Walgreens Boots Alliance, Inc.	3,700	252,821

		529,785

Food Products—0.4%
Hershey Co. (The)	8,800	943,184
Ingredion, Inc.	3,300	301,620
Kellogg Co.	15,700	895,057
Mitsui Sugar Co., Ltd.	6,000	151,899
Nestle S.A.	41,330	3,360,164
Salmar ASA	6,468	319,902
Tiger Brands, Ltd.	18,644	354,827

		6,326,653

Health Care Equipment & Supplies—0.4%
Cochlear, Ltd.	1,460	177,409
DiaSorin S.p.A.	1,583	128,261
Hoya Corp.	10,200	623,447
IDEXX Laboratories, Inc. (c)	1,600	297,632
Medtronic plc	15,800	1,437,168
ResMed, Inc.	6,470	736,739
Smith & Nephew plc	23,983	446,046
Sonova Holding AG	3,421	557,799
Stryker Corp.	5,800	909,150
Varian Medical Systems, Inc. (c)	8,400	951,804
William Demant Holding A/S (c)	7,140	202,405

		6,467,860

Health Care Providers & Services—0.4%
Chemed Corp.	800	226,624
Cigna Corp.	8,396	1,594,545
CVS Health Corp.	9,100	596,232
McKesson Corp.	3,400	375,598
Medical Facilities Corp.	10,700	117,879
MEDNAX, Inc. (c)	11,500	379,500
Quest Diagnostics, Inc.	5,800	482,966
UnitedHealth Group, Inc.	8,500	2,117,520

		5,890,864

Health Care Technology—0.0%
Cerner Corp. (c)	7,900	414,276
EMIS Group plc	10,018	116,534

		530,810

Hotels, Restaurants & Leisure—0.1%
Great Canadian Gaming Corp. (c)	3,000	105,193
Greggs plc	15,156	244,580
KOMEDA Holdings Co., Ltd.	6,200	121,937
Las Vegas Sands Corp.	4,600	239,430
McDonald’s Corp.	1,100	195,327
Playtech plc	25,015	122,258
Sands China, Ltd.	193,600	838,389

		1,867,114

Household Durables—0.3%
Barratt Developments plc	31,074	183,419
Berkeley Group Holdings plc	7,884	349,696
Garmin, Ltd.	27,500	1,741,300
Haseko Corp.	11,400	119,350
Leggett & Platt, Inc. (b)	17,000	609,280
Nikon Corp.	25,800	382,318
Persimmon plc	11,098	271,894
PulteGroup, Inc.	6,300	163,737
Taylor Wimpey plc	128,835	222,848
Toll Brothers, Inc.	4,400	144,892
Tupperware Brands Corp.	5,651	178,402

		4,367,136

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-11

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.5%
Clorox Co. (The) (b)	5,400	$832,356
Colgate-Palmolive Co.	20,900	1,243,968
Kimberly-Clark Corp.	16,800	1,914,192
Procter & Gamble Co. (The)	37,259	3,424,847
Unicharm Corp.	24,000	775,370

		8,190,733

Independent Power and Renewable Electricity Producers—0.0%
TransAlta Renewables, Inc.	13,600	103,305

Industrial Conglomerates—0.2%
3M Co.	10,500	2,000,670
Honeywell International, Inc.	6,900	911,628
Smiths Group plc	46,364	802,734

		3,715,032

Insurance—0.7%
Aflac, Inc.	37,200	1,694,832
Ageas	5,166	232,083
American Equity Investment Life Holding Co.	2,594	72,476
American National Insurance Co.	812	103,319
ASR Nederland NV	8,150	321,687
Athene Holding, Ltd. - Class A (c)	13,200	525,756
AXA S.A.	13,546	291,857
Axis Capital Holdings, Ltd.	2,400	123,936
CNA Financial Corp.	3,300	145,695
Everest Re Group, Ltd.	1,726	375,854
Legal & General Group plc	399,424	1,172,022
Lincoln National Corp.	20,700	1,062,117
Manulife Financial Corp.	32,300	458,285
Mapfre S.A.	123,742	327,997
National Western Life Group, Inc. - Class A	300	90,210
NN Group NV	13,798	548,121
Phoenix Holdings, Ltd. (The)	22,377	113,382
Principal Financial Group, Inc.	28,965	1,279,384
Prudential plc	15,498	276,904
RenaissanceRe Holdings, Ltd.	1,200	160,440
Societa Cattolica di Assicurazioni SC	13,705	111,370
Third Point Reinsurance, Ltd. (c)	16,100	155,204
Unum Group	20,600	605,228
Zurich Insurance Group AG	3,397	1,014,988

		11,263,147

Interactive Media & Services—0.6%
Alphabet, Inc. - Class A (c)	3,300	3,448,368
Alphabet, Inc. - Class C (c)	3,460	3,583,211
carsales.com, Ltd.	36,237	281,086
Facebook, Inc. - Class A (c)	23,000	3,015,070
Kakaku.com, Inc.	5,100	89,693
Mixi, Inc.	12,000	253,301

		10,670,729

Internet & Direct Marketing Retail—0.4%
Amazon.com, Inc. (c)	3,155	4,738,715
Booking Holdings, Inc. (c)	200	344,484

Internet & Direct Marketing Retail—(Continued)
eBay, Inc. (c)	70,200	1,970,514

		7,053,713

IT Services—0.9%
Accenture plc - Class A	2,800	394,828
Amdocs, Ltd.	14,103	826,154
Automatic Data Processing, Inc.	6,000	786,720
Broadridge Financial Solutions, Inc.	4,400	423,500
CGI Group, Inc. - Class A (c)	16,868	1,031,701
Cielo S.A.	90,200	206,856
Cognizant Technology Solutions Corp. - Class A	13,800	876,024
Computershare, Ltd.	44,205	535,188
Fiserv, Inc. (c)	12,200	896,578
FleetCor Technologies, Inc. (c)	2,500	464,300
Infosys, Ltd. (ADR) (b)	59,600	567,392
International Business Machines Corp.	3,700	420,579
MasterCard, Inc. - Class A	9,000	1,697,850
Nomura Research Institute, Ltd.	7,100	260,994
Obic Co., Ltd.	2,000	153,062
Paychex, Inc.	24,900	1,622,235
Total System Services, Inc.	3,900	317,031
Visa, Inc. - Class A	22,700	2,995,038

		14,476,030

Leisure Products—0.0%
Hasbro, Inc.	1,011	82,144
Thule Group AB	10,329	189,496

		271,640

Life Sciences Tools & Services—0.1%
Thermo Fisher Scientific, Inc.	1,200	268,548
Waters Corp. (c)	4,100	773,465

		1,042,013

Machinery—0.8%
Allison Transmission Holdings, Inc.	18,680	820,239
Atlas Copco AB - A Shares	53,512	1,278,432
Caterpillar, Inc.	1,800	228,726
China Conch Venture Holdings, Ltd.	21,500	63,702
Cummins, Inc.	4,900	654,836
Dover Corp.	4,200	297,990
Epiroc AB - Class A (c)	40,739	386,896
FANUC Corp.	3,400	511,148
Fortive Corp. (b)	8,200	554,812
Graco, Inc.	10,800	451,980
IDEX Corp.	6,029	761,222
Illinois Tool Works, Inc.	15,500	1,963,695
IMI plc	52,423	628,838
Interpump Group S.p.A.	6,499	193,236
Kyokuto Kaihatsu Kogyo Co., Ltd.	3,000	38,261
Sandvik AB	27,151	388,489
SKF AB - B Shares	84,652	1,289,018
SMC Corp.	2,300	687,011
Snap-on, Inc. (b)	5,300	770,037
Sumitomo Heavy Industries, Ltd.	5,200	153,299

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-12

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
Tocalo Co., Ltd.	17,700	$135,692
Toro Co. (The)	10,900	609,092
Zardoya Otis S.A.	68,050	484,566

		13,351,217

Marine—0.0%
Kuehne & Nagel International AG	3,187	410,844

Media—0.3%
AMC Networks, Inc. - Class A (b) (c)	6,900	378,672
Comcast Corp. - Class A	43,100	1,467,555
Discovery, Inc. - Class A (c)	5,500	136,070
Gannett Co., Inc.	14,987	127,839
Mediaset Espana Comunicacion S.A.	53,104	335,008
Metropole Television S.A.	16,471	264,407
Omnicom Group, Inc.	7,400	541,976
ProSiebenSat.1 Media SE	17,476	310,825
Publicis Groupe S.A.	14,986	857,672
SKY Network Television, Ltd.	27,790	34,448
WPP plc	53,079	570,084

		5,024,556

Metals & Mining—0.3%
Acacia Mining plc (b) (c)	63,155	147,492
Anglo American plc	18,687	413,096
APERAM S.A.	1,936	50,832
Argonaut Gold, Inc. (c)	45,200	51,649
BHP Group plc	44,935	939,415
BHP Group, Ltd.	12,997	313,572
Centamin plc	168,112	234,346
Centerra Gold, Inc. (c)	45,900	197,022
Eldorado Gold Corp. (c)	7,980	23,381
Ferrexpo plc	23,500	58,076
Goldcorp, Inc.	19,000	186,075
Highland Gold Mining, Ltd.	5,802	10,475
Perseus Mining, Ltd. (c)	275,211	82,049
Rio Tinto plc	29,962	1,428,614
Rio Tinto, Ltd.	18,726	1,035,724
Teck Resources, Ltd. - Class B	9,717	209,187
Yamana Gold, Inc.	70,300	165,297

		5,546,302

Multi-Utilities—0.0%
AGL Energy, Ltd.	29,747	430,431

Multiline Retail—0.0%
Lifestyle International Holdings, Ltd.	107,500	162,102
Next plc	3,783	192,518

		354,620

Oil, Gas & Consumable Fuels—1.3%
Antero Resources Corp. (c)	6,800	63,852
Bonavista Energy Corp.	63,100	55,464
Canadian Natural Resources, Ltd. (b)	31,300	755,217
Cenovus Energy, Inc.	22,400	157,515

Oil, Gas & Consumable Fuels—(Continued)
Chevron Corp.	14,781	1,608,025
China Petroleum & Chemical Corp. - Class H	160,000	114,316
Eni S.p.A.	34,410	541,894
Equinor ASA	42,585	908,176
Exxon Mobil Corp.	51,500	3,511,785
Galp Energia SGPS S.A.	73,878	1,169,876
Gaztransport Et Technigaz S.A.	5,849	450,352
Gulfport Energy Corp. (c)	11,800	77,290
HollyFrontier Corp.	2,000	102,240
Husky Energy, Inc.	13,900	143,663
Imperial Oil, Ltd.	31,311	793,325
International Seaways, Inc. (c)	9,700	163,348
Japan Petroleum Exploration Co., Ltd.	8,600	154,591
JXTG Holdings, Inc.	14,900	78,096
Lukoil PJSC (ADR)	3,155	225,078
Marathon Petroleum Corp.	13,500	796,635
NovaTek OAO (GDR)	1,354	231,534
Parsley Energy, Inc. - Class A (c)	9,900	158,202
Polski Koncern Naftowy ORLEN S.A.	2,715	78,517
Repsol S.A.	48,579	780,925
Royal Dutch Shell plc - A Shares	54,219	1,591,355
Royal Dutch Shell plc - A Shares	29,453	863,841
Royal Dutch Shell plc - B Shares	45,767	1,361,878
Santos, Ltd.	50,473	194,800
SK Innovation Co., Ltd.	1,179	189,073
Suncor Energy, Inc.	22,900	639,596
Surge Energy, Inc. (b)	44,300	47,701
Tatneft PJSC (ADR)	2,296	145,796
Tethys Oil AB	14,217	104,250
Total Gabon	33	4,723
Total S.A.	31,857	1,682,942
Tullow Oil plc (c)	87,312	198,678
Valero Energy Corp.	4,200	314,874
Whiting Petroleum Corp. (c)	5,649	128,176
Woodside Petroleum, Ltd.	60,606	1,338,573

		21,926,172

Paper & Forest Products—0.1%
Louisiana-Pacific Corp.	20,000	444,400
Norbord, Inc.	11,900	316,415
UPM-Kymmene Oyj	21,589	548,952
West Fraser Timber Co., Ltd.	5,500	271,696

		1,581,463

Personal Products—0.2%
Noevir Holdings Co., Ltd.	2,300	99,463
Oriflame Holding AG (c)	4,357	97,739
Unilever NV	33,077	1,797,238
Unilever plc	30,256	1,583,528

		3,577,968

Pharmaceuticals—1.9%
Astellas Pharma, Inc.	138,000	1,756,205
Bayer AG	10,959	759,910
Bristol-Myers Squibb Co.	37,500	1,949,250

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-13

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—(Continued)
Chugai Pharmaceutical Co., Ltd.	3,900	$225,293
Eli Lilly & Co.	18,700	2,163,964
GlaxoSmithKline plc	132,048	2,506,225
Johnson & Johnson	37,000	4,774,850
Merck & Co., Inc.	38,100	2,911,221
Mylan NV (c)	14,500	397,300
Novartis AG	41,161	3,525,373
Novo Nordisk A/S - Class B	37,906	1,742,452
Pfizer, Inc.	91,300	3,985,245
Recordati S.p.A.	18,856	654,501
Roche Holding AG	14,224	3,517,229
Sanofi	7,340	634,316

		31,503,334

Professional Services—0.2%
Bureau Veritas S.A.	19,749	401,115
Intertek Group plc	7,708	469,263
Intertrust NV	6,029	101,234
IPH, Ltd.	19,418	73,989
RELX plc	55,626	1,142,498
RWS Holdings plc	13,654	82,947
SGS S.A.	480	1,081,442
Verisk Analytics, Inc. (c)	4,400	479,776

		3,832,264

Real Estate Management & Development—0.2%
CK Asset Holdings, Ltd.	130,000	945,329
Daiwa House Industry Co., Ltd.	13,000	412,874
Hang Lung Properties, Ltd.	64,000	121,989
Kerry Properties, Ltd.	49,500	168,175
Nomura Real Estate Holdings, Inc.	4,700	85,753
Sun Hung Kai Properties, Ltd.	48,500	687,681
UOL Group, Ltd.	42,300	191,394
Wharf Real Estate Investment Co., Ltd.	52,000	309,102

		2,922,297

Road & Rail—0.3%
Canadian National Railway Co.	16,100	1,192,405
Central Japan Railway Co.	7,100	1,508,664
Norfolk Southern Corp.	11,000	1,644,940
Sakai Moving Service Co., Ltd.	2,000	109,001

		4,455,010

Semiconductors & Semiconductor Equipment—0.7%
Applied Materials, Inc.	15,200	497,648
Dialog Semiconductor plc (c)	6,847	177,995
Intel Corp.	84,700	3,974,971
KLA-Tencor Corp.	5,700	510,093
Lam Research Corp. (b)	3,600	490,212
Maxim Integrated Products, Inc.	11,640	591,894
Micron Technology, Inc. (c)	14,100	447,393
MKS Instruments, Inc.	4,700	303,667
NVIDIA Corp.	2,100	280,350
ON Semiconductor Corp. (c)	13,100	216,281
QUALCOMM, Inc.	34,700	1,974,777

Semiconductors & Semiconductor Equipment—(Continued)
SK Hynix, Inc.	3,507	189,566
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	12,000	442,920
Texas Instruments, Inc.	7,200	680,400
Ulvac, Inc.	5,000	143,712
Xilinx, Inc.	7,600	647,292

		11,569,171

Software—1.0%
Adobe, Inc. (c)	5,600	1,266,944
ANSYS, Inc. (c)	2,900	414,526
Check Point Software Technologies, Ltd. (c)	3,100	318,215
Dassault Systemes SE	3,981	470,024
Fair Isaac Corp. (c)	1,900	355,300
Intuit, Inc.	4,400	866,140
Iress, Ltd.	9,101	71,277
Microsoft Corp.	74,600	7,577,122
Oracle Corp.	53,700	2,424,555
Oracle Corp. Japan	3,200	202,466
Sage Group plc (The)	127,871	979,003
SAP SE	18,143	1,807,219
Trend Micro, Inc.	3,100	167,775
VMware, Inc. - Class A	4,300	589,659

		17,510,225

Specialty Retail—0.4%
ABC-Mart, Inc.	12,700	703,385
AutoZone, Inc. (c)	300	251,502
Bed Bath & Beyond, Inc. (b)	12,800	144,896
Buckle, Inc. (The) (b)	15,305	295,999
Foot Locker, Inc.	3,500	186,200
Home Depot, Inc. (The)	6,800	1,168,376
Industria de Diseno Textil S.A.	18,613	474,502
Lowe’s Cos., Inc.	10,500	969,780
Ross Stores, Inc.	6,500	540,800
Sally Beauty Holdings, Inc. (b) (c)	19,676	335,476
Tiffany & Co. (b)	4,900	394,499
TJX Cos., Inc. (The)	7,400	331,076
Truworths International, Ltd.	25,029	153,336
USS Co., Ltd.	21,700	362,169

		6,311,996

Technology Hardware, Storage & Peripherals—0.6%
Apple, Inc.	48,200	7,603,068
Brother Industries, Ltd.	8,300	121,830
Catcher Technology Co., Ltd.	32,000	230,706
Hewlett Packard Enterprise Co.	18,100	239,101
Samsung Electronics Co., Ltd.	11,859	410,329
Seagate Technology plc (b)	9,600	370,464
Western Digital Corp.	14,000	517,580

		9,493,078

Textiles, Apparel & Luxury Goods—0.2%
Burberry Group plc	18,523	407,527
LVMH Moet Hennessy Louis Vuitton SE	3,971	1,166,861
Michael Kors Holdings, Ltd. (c)	5,500	208,560

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-14

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Textiles, Apparel & Luxury Goods—(Continued)
Moncler S.p.A.	12,821	$428,424
NIKE, Inc. - Class B	15,200	1,126,928
Pandora A/S	6,666	271,148

		3,609,448

Thrifts & Mortgage Finance—0.0%
Essent Group, Ltd. (c)	4,600	157,228
Genworth MI Canada, Inc.	15,707	462,512

		619,740

Tobacco—0.3%
Altria Group, Inc.	36,100	1,782,979
British American Tobacco plc	42,169	1,344,735
Imperial Brands plc	24,417	738,369
Philip Morris International, Inc.	24,300	1,622,268

		5,488,351

Trading Companies & Distributors—0.1%
ITOCHU Corp.	42,200	711,743
Kanamoto Co., Ltd.	2,400	63,716
MSC Industrial Direct Co., Inc. - Class A	7,600	584,592
Sumitomo Corp.	36,400	513,495
Wakita & Co., Ltd.	17,200	173,969
Watsco, Inc.	1,300	180,882

		2,228,397

Transportation Infrastructure—0.1%
Aena SME S.A.	3,343	518,322
ASTM S.p.A.	16,788	335,615
Flughafen Zurich AG	4,569	754,591
Grupo Aeroportuario del Pacifico S.A.B. de C.V. (ADR) (b)	4,300	350,665
Westshore Terminals Investment Corp.	12,900	194,464

		2,153,657

Water Utilities—0.0%
Cia de Saneamento Basico do Estado de Sao Paulo (ADR)	29,200	235,644
Guangdong Investment, Ltd.	122,000	234,955

		470,599

Wireless Telecommunication Services—0.3%
China Mobile, Ltd.	27,500	265,023
KDDI Corp.	58,900	1,403,592
Mobile TeleSystems PJSC (ADR)	28,700	200,900
NTT DoCoMo, Inc.	85,500	1,919,901
SK Telecom Co., Ltd.	2,296	554,974
Vodacom Group, Ltd.	38,637	354,759

		4,699,149

Total Common Stocks (Cost $402,454,450)		352,434,519

Mutual Funds—14.5%
Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—14.5%
iShares Core S&P 500 ETF (b)	895,558	225,331,348
iShares MSCI EAFE ETF (b)	338,925	19,922,012

Total Mutual Funds (Cost $264,732,600)		245,253,360

Mortgage-Backed Securities—1.0%

Collateralized Mortgage Obligations—1.0%
Flagstar Mortgage Trust 3.500%, 10/25/47 (144A) (a)	2,894,231	2,878,087
JPMorgan Mortgage Trust
3.000%, 05/25/47 (144A) (a)	3,714,865	3,615,154
3.500%, 08/25/47 (144A) (a)	4,734,151	4,674,605
3.500%, 11/25/48 (144A) (a)	5,247,368	5,181,367

Total Mortgage-Backed Securities (Cost $16,774,139)		16,349,213

Asset-Backed Securities—0.3%

Asset-Backed - Other—0.3%
Towd Point Mortgage Trust
2.750%, 10/25/56 (144A) (a)	1,037,840	1,015,087
2.750%, 10/25/57 (144A) (a)	4,381,168	4,277,595

Total Asset-Backed Securities (Cost $5,437,490)		5,292,682

Preferred Stock—0.0%

Auto Components—0.0%
Schaeffler AG (Cost $608,112)	38,134	325,154

Short-Term Investment—28.2%

Repurchase Agreement—28.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $478,603,881; collateralized by U.S. Treasury Notes with rates ranging from 2.250% - 2.750%, maturity dates ranging from 01/31/24 - 02/15/24, and an aggregate market value of $488,149,504.	478,571,977	478,571,977

Total Short-Term Investments (Cost $478,571,977)		478,571,977

Securities Lending Reinvestments (d)—7.9%

Certificates of Deposit—2.0%
Banco Del Estado De Chile New York 2.820%, 1M LIBOR + 0.350%, 05/20/19 (a)	1,000,000	999,979

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-15

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Bank of Nova Scotia 3.072%, 3M LIBOR + 0.280%, 03/20/19 (a)	1,000,000	$1,000,399
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (a)	1,000,000	999,598
Commonwealth Bank of Australia
2.617%, 3M LIBOR + 0.140%, 04/23/19 (a)	500,000	500,001
2.642%, 1M LIBOR + 0.210%, 09/13/19 (a)	2,000,000	2,000,000
Natixis New York
2.705%, 3M LIBOR + 0.090%, 05/10/19 (a)	2,000,000	1,998,740
2.731%, 3M LIBOR + 0.190%, 02/01/19 (a)	1,000,000	999,776
2.810%, 1M LIBOR + 0.370%, 02/14/19 (a)	2,000,000	2,000,374
Royal Bank of Canada New York 2.665%, 1M LIBOR + 0.210%, 09/17/19 (a)	3,000,000	2,996,931
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (a)	4,000,000	3,999,884
Sumitomo Mitsui Banking Corp. 2.700%, 02/25/19	2,000,000	2,000,184
Sumitomo Mitsui Banking Corp., New York 2.559%, 1M LIBOR + 0.180%, 03/05/19 (a)	3,000,000	2,999,289
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (a)	1,000,000	999,955
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (a)	5,000,000	4,995,240
Wells Fargo Bank N.A.
2.560%, 3M LIBOR + 0.140%, 07/11/19 (a)	2,000,000	2,001,735
2.730%, 3M LIBOR + 0.210%, 10/25/19 (a)	3,000,000	3,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (a)	1,000,000	999,994

		34,492,079

Commercial Paper—1.0%
Banco Santander S.A. 2.740%, 02/07/19	1,985,996	1,994,176
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (a)	3,000,000	3,000,000
ING Funding LLC
2.707%, 1M LIBOR + 0.320%, 02/08/19 (a)	3,000,000	3,000,279
2.725%, 3M LIBOR + 0.110%, 05/10/19 (a)	1,000,000	999,882
Matchpoint Finance plc 2.890%, 05/08/19	1,970,939	1,978,506
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (a)	3,500,000	3,500,857
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (a)	2,000,000	1,999,920

		16,473,620

Repurchase Agreements—4.8%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $1,007,667; collateralized by various Common Stock with an aggregate market value of $1,100,183.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $501,356; collateralized by a U.S. Treasury Bill at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $544,159.	500,000	500,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,065,402; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $2,091,000.	2,050,000	2,050,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $2,000,277; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $2,040,002.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $4,400,609; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $4,488,001.	4,400,000	4,400,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $370,019; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $377,352.	369,953	369,953
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $29,218,652; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $29,798,280.	29,213,994	29,213,994
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,108,265; collateralized by various Common Stock with an aggregate market value of $1,210,000.	1,100,000	1,100,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $20,002,844; collateralized by various Common Stock with an aggregate market value of $22,264,245.	20,000,000	20,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $2,600,370; collateralized by various Common Stock with an aggregate market value of $2,894,352.	2,600,000	2,600,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $3,000,427; collateralized by various Common Stock with an aggregate market value of $3,339,637.	3,000,000	3,000,000

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-16

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $ 10,001,406; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $10,954,759.	10,000,000	$10,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $ 4,600,647; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,039,189.	4,600,000	4,600,000

		80,833,947

Time Deposit—0.1%
Royal Bank of Canada 2.420%, 01/02/19	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $132,808,237)		132,799,646

Total Investments—105.5% (Cost $1,882,787,054)		1,786,999,070
Other assets and liabilities (net)—(5.5)%		(93,201,150)

Net Assets—100.0%		$1,693,797,920

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $131,043,723 and the collateral received consisted of cash in the amount of $132,790,882 and non-cash collateral with a value of $273,337. The cash collateral investments are disclosed in the Consolidated Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this non-cash collateral is excluded from the Consolidated Statement of Assets and Liabilities.
(c)	Non-income producing security.
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $83,783,799, which is 4.9% of net assets.

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	74,707,527	UBSA	01/29/19	USD	54,140,470	$(1,492,147)
BRL	34,465,000	CBNA	01/03/19	USD	8,996,346	(103,873)
BRL	34,465,000	UBSA	01/03/19	USD	8,894,653	(2,180)
BRL	34,465,000	UBSA	02/04/19	USD	8,777,649	98,792
CAD	33,790,569	UBSA	01/29/19	USD	25,563,707	(795,299)
CHF	15,592,000	UBSA	01/29/19	USD	15,800,888	99,460
DKK	23,011,000	MSIP	01/29/19	USD	3,525,802	13,519
EUR	15,420,000	CBNA	01/29/19	USD	17,620,052	85,697
EUR	103,010,000	JPMC	01/29/19	USD	118,163,801	115,655
IDR	127,212,592,000	UBSA	01/29/19	USD	8,852,651	(29,705)
INR	619,897,000	CBNA	01/29/19	USD	8,746,342	107,027
JPY	6,317,069,344	CBNA	01/29/19	USD	56,266,762	1,469,110
MXN	362,018,000	CBNA	01/29/19	USD	17,538,643	810,886
MXN	363,759,000	MSIP	01/29/19	USD	17,840,944	596,831
RUB	595,505,000	MSIP	01/29/19	USD	8,916,080	(392,702)
SEK	47,653,000	CBNA	01/29/19	USD	5,290,958	97,084
TRY	46,690,000	UBSA	01/29/19	USD	8,628,942	62,852
ZAR	123,334,000	MSIP	01/29/19	USD	8,980,837	(435,003)

Contracts to Deliver
BRL	34,465,000	CBNA	01/03/19	USD	8,894,653	2,180
BRL	34,465,000	UBSA	01/03/19	USD	8,787,608	(104,864)
GBP	5,083,839	CBNA	01/29/19	USD	6,523,052	34,853

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-17

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
GBP	3,269,000	UBSA	01/29/19	USD	4,134,837	$(37,192)
JPY	1,972,694,000	MSIP	01/29/19	USD	17,517,999	(511,755)
KRW	6,898,843,000	MSIP	01/29/19	USD	6,154,187	(33,230)
MXN	725,777,000	MSIP	01/29/19	USD	36,058,974	(728,330)
SGD	51,470,000	UBSA	01/29/19	USD	37,520,785	(263,592)

Cross Currency Contracts to Buy
GBP	29,566,000	JPMC	01/29/19	EUR	33,057,515	(224,403)
JPY	4,446,389,000	JPMC	01/29/19	EUR	34,531,287	988,533
SGD	16,240,900	JPMC	01/29/19	AUD	16,832,512	60,218
SGD	26,484,000	MSIP	01/29/19	AUD	27,546,983	28,963
SGD	8,745,100	JPMC	01/29/19	AUD	9,078,348	22,074

Net Unrealized Depreciation						$(460,541)

Cash in the amount of $660,000 has been received at the custodian bank and held in a segregated account as collateral for forward foreign currency exchange contracts.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
Euro STOXX 50 Index Futures	03/15/19	2,101	EUR	62,483,740	$(2,145,523)
FTSE 100 Index Futures	03/15/19	132	GBP	8,789,880	(243,815)
MSCI Emerging Markets Index Mini Futures	03/15/19	708	USD	34,224,720	(417,644)
S&P 500 Index E-Mini Futures	03/15/19	1,553	USD	194,528,780	(10,629,269)
S&P TSX 60 Index Futures	03/14/19	175	CAD	30,005,500	(507,771)
SPI 200 Index Futures	03/21/19	232	AUD	32,253,800	52,593
TOPIX Index Futures	03/07/19	503	JPY	7,512,305,000	(3,192,844)
U.S. Treasury Note 10 Year Futures	03/20/19	917	USD	111,888,328	1,920,716
U.S. Treasury Note 2 Year Futures	03/29/19	10	USD	2,123,125	9,983
U.S. Treasury Note 5 Year Futures	03/29/19	328	USD	37,617,500	514,111
U.S. Treasury Ultra Long Bond Futures	03/20/19	3	USD	481,969	25,354

Futures Contracts—Short
Euro STOXX 50 Index Futures	03/15/19	(1,331)	EUR	(39,583,940)	(163,516)
S&P 500 Index E-Mini Futures	03/15/19	(1,225)	USD	(153,443,500)	(4,118,628)
TOPIX Index Futures	03/07/19	(266)	JPY	(3,972,710,000)	(603,033)
U.S. Treasury Long Bond Futures	03/20/19	(113)	USD	(16,498,000)	(632,720)
U.S. Treasury Note 10 Year Futures	03/20/19	(1,342)	USD	(163,744,969)	(901,763)

Net Unrealized Depreciation					$(21,033,769)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid	Unrealized Appreciation
Pay	3M LIBOR	Quarterly	3.190%	Quarterly	01/23/29	USD	514,000,000	$22,376,476	$147,321	$22,229,155

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-18

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Glossary of Abbreviations

Counterparties

(CBNA)—	Citibank N.A.
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CHF)—	Swiss Franc
(DKK)—	Danish Krone
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(SGD)—	Singapore Dollar
(TRY)—	Turkish Lira
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(GDR)—	Global Depositary Receipt
(REIT)—	Real Estate Investment Trust

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-19

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Consolidated Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$555,972,519	$—	$555,972,519
Common Stocks
Aerospace & Defense	2,193,969	—	—	2,193,969
Air Freight & Logistics	—	112,246	—	112,246
Auto Components	2,545,126	3,367,092	—	5,912,218
Automobiles	332,800	917,204	—	1,250,004
Banks	16,454,890	9,445,924	—	25,900,814
Beverages	3,529,076	801,666	—	4,330,742
Biotechnology	9,196,658	—	—	9,196,658
Building Products	805,071	1,611,731	—	2,416,802
Capital Markets	8,534,181	3,488,557	—	12,022,738
Chemicals	2,456,137	6,232,685	—	8,688,822
Commercial Services & Supplies	735,134	492,768	—	1,227,902
Communications Equipment	3,915,184	—	—	3,915,184
Construction & Engineering	—	1,120,223	—	1,120,223
Construction Materials	—	73,866	—	73,866
Consumer Finance	1,759,702	—	—	1,759,702
Containers & Packaging	1,522,328	—	—	1,522,328
Distributors	—	134,235	—	134,235
Diversified Consumer Services	489,641	—	—	489,641
Diversified Financial Services	1,141,218	122,067	—	1,263,285
Diversified Telecommunication Services	4,568,580	5,373,910	—	9,942,490
Electric Utilities	334,518	1,989,264	—	2,323,782
Electrical Equipment	4,816,161	1,354,130	—	6,170,291
Electronic Equipment, Instruments & Components	1,962,000	2,027,446	—	3,989,446
Energy Equipment & Services	1,117,129	306,109	—	1,423,238
Entertainment	2,600,940	—	—	2,600,940
Equity Real Estate Investment Trusts	616,100	—	—	616,100
Food & Staples Retailing	529,785	—	—	529,785
Food Products	2,139,861	4,186,792	—	6,326,653
Health Care Equipment & Supplies	4,332,493	2,135,367	—	6,467,860
Health Care Providers & Services	5,890,864	—	—	5,890,864
Health Care Technology	414,276	116,534	—	530,810
Hotels, Restaurants & Leisure	539,950	1,327,164	—	1,867,114
Household Durables	2,837,611	1,529,525	—	4,367,136
Household Products	7,415,363	775,370	—	8,190,733
Independent Power and Renewable Electricity Producers	103,305	—	—	103,305
Industrial Conglomerates	2,912,298	802,734	—	3,715,032
Insurance	6,852,736	4,410,411	—	11,263,147
Interactive Media & Services	10,046,649	624,080	—	10,670,729
Internet & Direct Marketing Retail	7,053,713	—	—	7,053,713
IT Services	13,319,930	1,156,100	—	14,476,030

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-20

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Leisure Products	$82,144	$189,496	$—	$271,640
Life Sciences Tools & Services	1,042,013	—	—	1,042,013
Machinery	7,112,629	6,238,588	—	13,351,217
Marine	—	410,844	—	410,844
Media	2,652,112	2,372,444	—	5,024,556
Metals & Mining	832,611	4,713,691	—	5,546,302
Multi-Utilities	—	430,431	—	430,431
Multiline Retail	—	354,620	—	354,620
Oil, Gas & Consumable Fuels	10,119,316	11,806,856	—	21,926,172
Paper & Forest Products	1,032,511	548,952	—	1,581,463
Personal Products	—	3,577,968	—	3,577,968
Pharmaceuticals	16,181,830	15,321,504	—	31,503,334
Professional Services	479,776	3,352,488	—	3,832,264
Real Estate Management & Development	—	2,922,297	—	2,922,297
Road & Rail	2,837,345	1,617,665	—	4,455,010
Semiconductors & Semiconductor Equipment	11,057,898	511,273	—	11,569,171
Software	13,812,461	3,697,764	—	17,510,225
Specialty Retail	4,618,604	1,693,392	—	6,311,996
Technology Hardware, Storage & Peripherals	8,730,213	762,865	—	9,493,078
Textiles, Apparel & Luxury Goods	1,335,488	2,273,960	—	3,609,448
Thrifts & Mortgage Finance	619,740	—	—	619,740
Tobacco	3,405,247	2,083,104	—	5,488,351
Trading Companies & Distributors	765,474	1,462,923	—	2,228,397
Transportation Infrastructure	545,129	1,608,528	—	2,153,657
Water Utilities	235,644	234,955	—	470,599
Wireless Telecommunication Services	200,900	4,498,249	—	4,699,149
Total Common Stocks	223,714,462	128,720,057	—	352,434,519
Total Mutual Funds*	245,253,360	—	—	245,253,360
Total Mortgage-Backed Securities*	—	16,349,213	—	16,349,213
Total Asset-Backed Securities*	—	5,292,682	—	5,292,682
Total Preferred Stock*	—	325,154	—	325,154
Total Short-Term Investment*	—	478,571,977	—	478,571,977
Total Securities Lending Reinvestments*	—	132,799,646	—	132,799,646
Total Investments	$468,967,822	$1,318,031,248	$—	$1,786,999,070

Collateral for Securities Loaned (Liability)	$—	$(132,790,882)	$—	$(132,790,882)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$4,693,734	$—	$4,693,734
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(5,154,275)	—	(5,154,275)
Total Forward Contracts	$—	$(460,541)	$—	$(460,541)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,522,757	$—	$—	$2,522,757
Futures Contracts (Unrealized Depreciation)	(23,556,526)	—	—	(23,556,526)
Total Futures Contracts	$(21,033,769)	$—	$—	$(21,033,769)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$22,229,155	$—	$22,229,155

*	See Consolidated Schedule of Investments for additional detailed categorizations.

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-21

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,308,427,093
Repurchase Agreement at value which equals cost	478,571,977
Cash denominated in foreign currencies (c)	660,518
Cash collateral (d)	37,668,168
Unrealized appreciation on forward foreign currency exchange contracts	4,693,734
Receivable for:
Investments sold	1,565,907
Cash collateral receivable	590,000
Fund shares sold	4,753
Dividends and interest	7,199,590
Variation margin on centrally cleared swap contracts	2,159,464
Prepaid expenses	5,949

Total Assets	1,841,547,153
Liabilities
Due to custodian	392,585
Cash collateral for forward foreign currency exchange contracts	1,760,000
Unrealized depreciation on forward foreign currency exchange contracts	5,154,275
Collateral for securities loaned	132,790,882
Payables for:
Investments purchased	4,444,960
Fund shares redeemed	795,989
Variation margin on futures contracts	353,206
Accrued Expenses:
Management fees	904,625
Distribution and service fees	365,611
Deferred trustees’ fees	191,446
Other expenses	595,654

Total Liabilities	147,749,233

Net Assets	$1,693,797,920

Net Assets Consist of:
Paid in surplus	$1,821,530,236
Distributable earnings (Accumulated losses)	(127,732,316)

Net Assets	$1,693,797,920

Net Assets
Class B	$1,693,797,920
Capital Shares Outstanding*
Class B	154,592,285
Net Asset Value, Offering Price and Redemption Price Per Share
Class B	$10.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreement, was $1,404,215,077.
(b)	Includes securities loaned at value of $131,043,723.
(c)	Identified cost of cash denominated in foreign currencies was $658,269.
(d)	Includes collateral of $10,005,519 for futures contracts, $3,612,000 for forward foreign currency exchange contracts and $24,050,649 for centrally cleared swap contracts.

Consolidated§ Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$19,349,746
Interest (b)	27,019,895
Securities lending income	517,922

Total investment income	46,887,563
Expenses
Management fees	10,657,413
Administration fees	112,652
Custodian and accounting fees	404,450
Distribution and service fees—Class B	4,232,089
Audit and tax services	97,704
Legal	41,029
Trustees’ fees and expenses	37,008
Shareholder reporting	88,103
Insurance	10,357
Miscellaneous	68,046

Total expenses	15,748,851
Less management fee waiver	(323,408)

Net expenses	15,425,443

Net Investment Income	31,462,120

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments (c)	45,349,917
Futures contracts	(40,343,599)
Swap contracts	(32,539,583)
Foreign currency transactions	211,041
Forward foreign currency transactions	(6,858,744)

Net realized loss	(34,180,968)

Net change in unrealized appreciation (depreciation) on:
Investments	(145,113,408)
Futures contracts	(24,171,995)
Swap contracts	18,166,902
Foreign currency transactions	43,452
Forward foreign currency transactions	(225,140)

Net change in unrealized depreciation	(151,300,189)

Net realized and unrealized loss	(185,481,157)

Decrease in Net Assets From Operations	$(154,019,037)

(a)	Net of foreign withholding taxes of $661,031.
(b)	Net of foreign withholding taxes of $(1,183).
(c)	Net of foreign capital gains tax of $(2,904).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-22

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$31,462,120	$13,750,905
Net realized gain (loss)	(34,180,968)	107,301,836
Net change in unrealized appreciation (depreciation)	(151,300,189)	37,861,869

Increase (decrease) in net assets from operations	(154,019,037)	158,914,610

From Distributions to Shareholders (a)
Class B	(124,069,560)	(32,108,212)

Total distributions	(124,069,560)	(32,108,212)

Increase (decrease) in net assets from capital share transactions	739,844,294	(45,769,750)

Total increase in net assets	461,755,697	81,036,648

Net Assets
Beginning of period	1,232,042,223	1,151,005,575

End of period	$1,693,797,920	$1,232,042,223 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class B
Sales	1,645,811	$20,326,961	2,601,545	$31,516,799
Shares issued through acquisition (c)	72,133,926	897,346,043	0	0
Reinvestments	10,478,848	124,069,560	2,660,167	32,108,212
Redemptions	(25,319,031)	(301,898,270)	(8,975,145)	(109,394,761)

Net increase (decrease)	58,939,554	$739,844,294	(3,713,433)	$(45,769,750)

Increase (decrease) derived from capital shares transactions		$739,844,294		$(45,769,750)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 11). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class B	$(9,449,264)	$(22,658,948)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $27,815,773 as of December 31, 2017.
(c)	See Note 10 of the Notes to Consolidated Financial Statements

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-23

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Consolidated§ Financial Highlights

Selected per share data
	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.88	$11.58	$11.27	$11.84	$11.57

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.14	0.13 (b)	0.11	0.15
Net realized and unrealized gain (loss)	(1.37)	1.50	0.50	(0.20)	0.71

Total income (loss) from investment operations	(1.15)	1.64	0.63	(0.09)	0.86

Less Distributions
Distributions from net investment income	(0.18)	(0.10)	(0.16)	(0.12)	(0.16)
Distributions from net realized capital gains	(0.59)	(0.24)	(0.16)	(0.36)	(0.43)

Total distributions	(0.77)	(0.34)	(0.32)	(0.48)	(0.59)

Net Asset Value, End of Period	$10.96	$12.88	$11.58	$11.27	$11.84

Total Return (%) (c)	(9.42)	14.29	5.65	(0.88)	7.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.95	0.96	0.97	0.99
Net ratio of expenses to average net assets (%) (d)(e)	0.91	0.95	0.96	0.97	0.99
Ratio of net investment income to average net assets (%)	1.86	1.15	1.17 (b)	0.89	1.30
Portfolio turnover rate (%)	77	108	106	78	85
Net assets, end of period (in millions)	$1,693.8	$1,232.0	$1,151.0	$1,096.8	$956.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 7 of the Notes to Consolidated Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to the average net asset was 0.01% and less than 0.01% for the year ended December 31, 2018 and 2017, respectively (see Note 7 of the Notes to Consolidated Financial Statements).

§See Note 2 of the notes to consolidated financial statements.

See accompanying notes to consolidated financial statements.

BHFTI-24

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Schroders Global Multi-Asset Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered one class of shares: Class B shares. Class B shares are currently offered by the Portfolio.

2. Consolidation of Subsidiary—Schroders Global Multi-Asset Portfolio, Ltd.

The Portfolio may invest up to 10% of its total assets in the Schroders Global Multi-Asset Portfolio, Ltd., which is a wholly-owned and controlled subsidiary of the Portfolio that is organized under the laws of the Cayman Islands as an exempted company (the “Subsidiary”). The Portfolio invests in the Subsidiary in order to gain exposure to the commodities market within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies. The Portfolio has obtained an opinion from legal counsel to the effect that the annual net profit, if any, realized by the Subsidiary and imputed for income tax purposes to the Portfolio should constitute “qualifying income” for purposes of the Portfolio remaining qualified as a regulated investment company for U.S federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the legal opinion obtained by the Portfolio.

The Subsidiary’s inception date is April 23, 2012 and it invests primarily in commodity derivatives, exchange-traded notes and total return swaps. Unlike the Portfolio, the Subsidiary may invest without limitation in commodity-linked derivatives; however, the Subsidiary complies with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Portfolio’s transactions in derivatives. In addition, to the extent applicable to the investment activities of the Subsidiary, the Subsidiary is subject to the same fundamental investment restrictions and follows the same compliance policies and procedures as the Portfolio.

By investing in the Subsidiary, the Portfolio is indirectly exposed to the risks associated with the Subsidiary’s investments. The commodity-related instruments held by the Subsidiary are subject to commodities risk. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. The Portfolio, however, wholly owns and controls the Subsidiary, and the Portfolio and Subsidiary are both managed by Schroder Investment Management North America Inc. (the “Subadviser”), making it unlikely that the Subsidiary will take action contrary to the interests of the Portfolio and its shareholders. Changes in the laws of the United States and/or Cayman Islands could result in the inability of the Portfolio and/or the Subsidiary to operate as described in the Portfolio’s prospectus and could adversely affect the Portfolio. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Portfolio shareholders would likely suffer decreased investment returns.

The consolidated Schedule of Investments, Statement of Assets and Liabilities, Statement of Operations, Statements of Changes in Net Assets and the Financial Highlights of the Portfolio include the accounts of the Subsidiary. As of December 31, 2018, the Portfolio held $10,690 in the Subsidiary, representing less than 1% of the Portfolio’s total assets. All inter-company accounts and transactions have been eliminated in consolidation for the Portfolio. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

3. Significant Accounting Policies

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the consolidated financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these consolidated financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the consolidated financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its consolidated financial statements.

BHFTI-25

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

BHFTI-26

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Swap contracts (other than centrally cleared swaps) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s Custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the Custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances and merger related adjustments. These adjustments have no impact on net assets or the results of operations.

BHFTI-27

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2018, the Portfolio had a payment of $392,585 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2018. The Portfolio’s average overdraft advances during the year ended December 31, 2018 were not significant.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $478,571,977, which is reflected as repurchase agreement on the Consolidated Statement of Assets and Liabilities. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $80,833,947, which is included as part of investments at value on the Consolidated Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Consolidated Schedule of Investments and the valuation techniques are described in Note 3. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day.

BHFTI-28

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Consolidated Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Consolidated Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(13,024,172)	$—	$—	$—	$(13,024,172)
Corporate Bonds & Notes	(19,898,880)	—	—	—	(19,898,880)
Mutual Funds	(99,867,830)	—	—	—	(99,867,830)
Total	$(132,790,882)	$—	$—	$—	$(132,790,882)
Total Borrowings	$(132,790,882)	$—	$—	$—	$(132,790,882)
Gross amount of recognized liabilities for securities lending transactions					$(132,790,882)

4. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Consolidated Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Consolidated Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. During the period, the Portfolio’s investment in equity and interest rate futures were used for both hedging and investment exposure purposes. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Consolidated Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or

BHFTI-29

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

payables on the Consolidated Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Commodity Futures Contracts and Swaps on Commodity Futures Contracts - The Subsidiary will invest primarily in commodity futures and swaps on commodity futures. Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is reflected on the Consolidated Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Consolidated Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Consolidated Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Consolidated Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal

BHFTI-30

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Equity Swaps: Equity swaps are two-party contracts that generally obligate one party to pay the positive return and the other party to pay the negative return on a specified reference security, basket of securities, security index or index component during the period of the swap. Equity swap contracts are marked-to-market daily based on the value of the underlying security and the change, if any, is recorded as an unrealized gain or loss. Equity swaps normally do not involve the delivery of securities or other underlying assets. If the other party to an equity swap defaults, a Portfolio’s risk of loss consists of the net amount of payments that such Portfolio is contractually entitled to receive, if any. Equity swaps are derivatives and their value can be very volatile.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a) (b)	$22,229,155
	Unrealized appreciation on futures contracts (b) (c)	2,470,164	Unrealized depreciation on futures contracts (b) (c)	$1,534,483
Equity	Unrealized appreciation on futures contracts (b) (c)	52,593	Unrealized depreciation on futures contracts (b) (c)	22,022,043
Foreign Exchange	Unrealized appreciation on forward foreign currency exchange contracts	4,693,734	Unrealized depreciation on forward foreign currency exchange contracts	5,154,275

Total		$29,445,646		$28,710,801

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Consolidated Schedule of Investments. Only the variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Financial instrument not subject to a master netting agreement.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Consolidated Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

BHFTI-31

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 5), or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2018.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Citibank N.A.	$2,606,837	$(103,873)	$(2,030,000)	$472,964
JPMorgan Chase Bank N.A.	1,186,480	(224,403)	(390,000)	572,077
Morgan Stanley & Co. International plc	639,313	(639,313)	—	—
UBS AG	261,104	(261,104)	—	—

	$4,693,734	$(1,228,693)	$(2,420,000)	$1,045,041

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2018.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Citibank N.A.	$103,873	$(103,873)	$—	$—
JPMorgan Chase Bank N.A.	224,403	(224,403)	—	—
Morgan Stanley & Co. International plc	2,101,020	(639,313)	(1,322,000)	139,707
UBS AG	2,724,979	(261,104)	(2,290,000)	173,875

	$5,154,275	$(1,228,693)	$(3,612,000)	$313,582

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Consolidated Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Consolidated Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(6,858,744)	$(6,858,744)
Futures contracts	(6,037,039)	(34,306,560)	—	(40,343,599)
Swap contracts	(20,499,917)	(12,039,666)	—	(32,539,583)

	$(26,536,956)	$(46,346,226)	$(6,858,744)	$(79,741,926)

Consolidated Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Equity	Foreign Exchange	Total
Forward foreign currency transactions	$—	$—	$(225,140)	$(225,140)
Futures contracts	454,067	(24,626,062)	—	(24,171,995)
Swap contracts	18,166,902	—	—	18,166,902

	$18,620,969	$(24,626,062)	$(225,140)	$(6,230,233)

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Forward foreign currency transactions	$382,373,428
Futures contracts long	152,953,429
Futures contracts short	(145,406,552)
Swap contracts	859,122,974

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTI-32

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

5. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Commodities Risk: Exposure to the commodities markets may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the consolidated financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearing agency, which is segregated at a broker account registered with the Commodities Futures Trading Commission (“CFTC”), or the applicable regulator. In the U.S., counterparty risk is significantly reduced as creditors of the futures broker do not have claim to portfolio assets in the segregated account. Additionally, portability of exposure in the event of default further reduces risk to the Portfolio. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities may involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market

BHFTI-33

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

6. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$72,431,211	$952,374,212	$85,678,062	$1,484,709,447

With respect to the Portfolio’s merger with Schroders Global Multi-Asset Portfolio II (see Note 10) at the close of business on April 27, 2018, the Portfolio acquired long-term securities with a cost of $867,631,972 that are not included in the above purchases values.

7. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$10,657,413	0.680%	First $100 million
	0.660%	$100 million to $250 million
	0.640%	$250 million to $750 million
	0.620%	$750 million to $1.5 billion
	0.600%	Over $1.5 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Schroder Investment Management North America Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.010%	First $100 million
(0.010)%	$100 million to $200 million
0.010%	$750 million to $1.25 billion
0.040%	$1.25 billion to $1.5 billion
0.020%	$1.5 billion to $1.75 billion
0.050%	Over $1.75 billion

An identical agreement was in place for the period December 18, 2017 to April 29, 2018. Amounts waived for the year ended December 31, 2018 amounted to $211,579 and are included in the total amount shown as management fee waivers in the Consolidated Statement of Operations.

Additionally, the Subadviser had agreed, for the period from December 18, 2017 through April 29, 2018, to waive a portion of the subadvisory fees payable to the Subadviser with respect to the Portfolio and the Schroders Global Multi-Asset Portfolio II, another series of the Trust, reflecting the difference, if any, between the aggregate subadvisory fees payable by the Adviser to the Subadviser individually with respect to the Portfolio and the Schroders Global Multi-Asset Portfolio II and the subadvisory fees that would be payable by the Adviser to the Subadviser if the assets of the Portfolio and the Schroders Global Multi-Asset Portfolio II were aggregated for purposes of calculating such advisory fees and then apportioning the resulting subadvisory fee based on average daily net assets of the two portfolios. The Adviser had agreed to reduce its management fee for the Portfolio by the amount waived by the Subadviser for

BHFTI-34

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

the Portfolio pursuant to this voluntary subadvisory fee waiver. Fees waived for the year ended December 31, 2018 amounted to $111,829 and are included in the amount shown as a management fee waiver in the Consolidated Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Consolidated Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Consolidated Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Consolidated Statement of Assets and Liabilities.

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

9. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,885,640,227

Gross unrealized appreciation	60,287,909
Gross unrealized depreciation	(140,611,718)

Net unrealized appreciation (depreciation)	$(80,323,809)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$82,350,754	$13,595,369	$41,718,806	$18,512,843	$124,069,560	$32,108,212

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$28,149,876	$—	$(80,327,979)	$(75,362,767)	$(127,540,870)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $75,362,767.

BHFTI-35

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Notes to Consolidated Financial Statements—December 31, 2018—(Continued)

10. Acquisition

At the close of business on April 27, 2018, the Portfolio, with Class B net assets of $1,162,561,734, acquired all of the assets and liabilities of Schroders Global Multi-Asset Portfolio II of the Trust (“Portfolio II”).

The acquisition was accomplished by a tax-free exchange of 72,133,926 Class B shares of the Portfolio (valued at $897,346,043) for 85,908,525 Class B shares of Portfolio II. Each shareholder of Portfolio II received shares of the Portfolio with the same class designation and at the respective Class NAV, as determined at the close of business on April 27, 2018. The transaction was part of a restructuring designed to eliminate the offering of overlapping portfolios in the Brighthouse Financial, Inc. family of funds with similar investment objectives and similar investment strategies that serve as funding vehicles for insurance contracts that are offered by MetLife and insurance company affiliates of Brighthouse Financial, Inc. Some of the investments held by Portfolio II may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Portfolio after the acquisition. If such purchases or sales occurred, the transaction costs were borne by Portfolio II. All other costs associated with the merger were not borne by the shareholders of either portfolio.

Portfolio II Fund’s net assets on April 27, 2018, were $897,346,043 for Class B shares, including investments valued at $894,510,898 with a cost basis of $912,864,833. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Portfolio were recorded at fair value; however, the cost basis of the investments received by the Portfolio from Portfolio II were carried forward to align ongoing reporting of the Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The aggregate net assets of the Portfolio immediately after the acquisition were $2,059,907,777 which included $18,366,960 of acquired unrealized depreciation on investments and foreign currency transactions.

Assuming the acquisition had been completed on January 1, 2018, the Portfolio’s pro-forma results of operations for the year ended December 31 2018 would have been as follows:

Net Investment income	$36,997,172	(a)
Net realized and unrealized loss on investments	$(215,923,288	)(b)

Net decrease in net assets from operations	$(178,926,116)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Portfolio II that have been included in the Portfolio’s Consolidated Statement of Operations since April 30, 2018.

(a)	$31,462,120 net investment income as reported at December 31, 2018, plus $5,393,806 from Portfolio II pre-merger net investment income, less $4,583 in lower net advisory fees, plus $145,829 of pro-forma eliminated other expenses.
(b)	$95,057,309 unrealized depreciation included within distributable earnings (accumulated losses) at December 31 2018, minus $76,503,246 pro-forma December 31, 2017 unrealized appreciation, plus $34,180,968 net realized loss as reported at December 31, 2018, less $10,181,765 in net realized loss from Portfolio II pre-merger.

11. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20)—Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Consolidated Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Consolidated Statements of Changes in Net Assets.

BHFTI-36

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Schroders Global Multi-Asset Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of the Schroders Global Multi-Asset Portfolio and subsidiary (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Schroders Global Multi-Asset Portfolio and subsidiary of the Brighthouse Funds Trust I as of December 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements and consolidated financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-37

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/ May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

BHFTI-38

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/ April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/ April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/ April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

BHFTI-39

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-40

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-41

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-42

Brighthouse Funds Trust I

Schroders Global Multi-Asset Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Schroders Global Multi-Asset Portfolio. The Board also considered the following information in relation to the Agreement with the Adviser and Schroders Investment Management North Americas Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the three-year and five-year periods ended June 30, 2018, and underperformed the median of its Performance Universe for the one-year period ended June 30, 2018. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the five-year period ended June 30, 2018, and underperformed the average of its Morningstar Category for the one-year and three-year periods ended June 30, 2018. The Board also considered that the Portfolio underperformed its benchmark, the Dow Jones Moderate Index, for the one-, three-, and five-year periods ended September 30, 2018. The Board also noted that the Portfolio underperformed its blended benchmark for the same periods. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-l fees) were below the median of the Expense Group, the Expense Universe and the Sub-advised Expense Universe. The Board further considered that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-43

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the SSGA Growth and Income ETF Portfolio returned -6.29%, -6.52%, and -6.39%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned -9.42%. The Portfolio’s composite benchmark, the SSGA Growth and Income Composite Index2, returned -5.21%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets opened the first month of 2018 with an acceleration of positive momentum following up on what was the strongest year for global equity markets since 2009. Providing fuel for those broad global gains were expectations for a second additional year of improving global economic growth and a strong 2017 Q4 earnings season in which nearly 80% of U.S. companies reporting through the end of January were beating consensus earnings expectations. After a fifteen-month run of gains for global equity markets and historically low volatility across asset classes, the run came to an abrupt end in February as U.S. equities fell into correction territory for the first time in two years. The sudden increase in volatility across both equity and fixed income markets threatened to create additional selling pressure from investment strategies that utilize various volatility readings as inputs, such as risk parity strategies and volatility control strategies. The accelerating selloff coincided with a surge in the CBOE SPX Volatility Index (the “VIX”) to more than 50 in the overnight session between February 5th and 6th, putting pressure on investments that had profited from the extended period of low and declining volatility. Global equity markets took a tentative step forward to start the second quarter after two consecutive months of negative returns left most major indices in the red. The MSCI All-Country World Total Return Index advanced 1% in April with all major regional components advancing aside from Emerging Markets which fell 0.4% for the month, in part attributable to a resurgent U.S. dollar. The 2.1% advance in the U.S. Dollar Index in April, the strongest advance since November of 2016, was in itself a potential notable inflection point as it came on the back end of five consecutive quarterly declines. Through the quarter, investor risk appetite in developed markets continued to improve, particularly in the U.S. as evidenced by a decline in the VIX to a four-month low of 12.5% on May 24th. The increase in risk appetite also corresponded with a steady rise in benchmark U.S. interest rates through mid-month, taking the U.S. Treasury 10-year yield above the highest levels of the 2013 taper tantrum to a seven year high of 3.11% on May 17th. European bond markets also struggled, as a rejection of a populist right/left coalition candidate for finance minister by the Italian president sent Italian 2 year yields higher by a record 190 basis points to 2.8% on May 29th. The violent price action in Italian bonds in particular provided a stark reminder that politics can quickly undo the still vulnerable Eurozone equilibrium just as it did in 2014 with the election of the Syriza party in Greece. Political uncertainty, along with moderating economic performance, likely contributed to the dovish guidance provided by the European Central Bank (the “ECB”) at its June 14th policy setting meeting extending forward the possibility of any rate hike by the ECB until at least the second half of 2019. In the U.S., evidence of firming growth and rising inflation were supportive of a somewhat more hawkish stance from the Federal Reserve late in the quarter.

The market environment during the third quarter in many ways mimicked what had already transpired throughout the first half of the year. In the United States, at least according to conventional definitions, the S&P 500 Index surpassed the 1990s bull market to enter into the longest bull market ever—setting all-time highs along the way. But observers were quick to point out that this temporal turning point continues to elude many other equity markets around the world. To that end the third quarter delivered middling returns in non-U.S. developed markets and deeper challenges across emerging markets. In part these divergent outcomes reflected the relative tenor of economic growth around the world, but policy issues including volatile trade conflicts and populist agendas have also been important factors in the dispersion of results. U.S. and emerging market fixed income assets bore the brunt of higher interest rates, while bond markets in across Europe (absent Italy) and Japan stayed somewhat more stable. In the midst of these developments, markets crested across the 10-year anniversary of the depths of the global financial crisis—at least if you use the bankruptcy of Lehman Brothers as the point of demarcation. That ignominious anniversary, alongside trade policy concerns and perhaps some lingering reluctance due to early 2018 market volatility, helped keep a lid on sentiment from the perspective of individual investors. Notwithstanding the skeptical sentiment, capital markets achieved more than adequate results across many asset classes and sectors during the third quarter. However, those skeptics were soon proven right, as just about any asset class showing a hint of credit risk or sensitivity to economic growth suffered during the fourth quarter. Some fell so severely that corrections were quickly usurped by bear markets. Of the hardest hit assets, U.S. small cap equities declined 20% as investors shed exposure to higher beta assets while oil fell more than 30% on signs of abundant supply and high profile forecasts of weaker demand. Government bonds afforded some protection, but given the severity of the equity market deterioration their performance was somewhat disappointing. Still, this development in fixed income was not necessarily surprising, especially since concerns over higher interest rates fueled some of the overall volatility that coursed through financial markets over the period. Extending the window to the entirety of 2018, it has been noted that a record number of asset classes registered negative returns for the year—an abrupt about-face from the more rewarding, and increasingly distant, returns garnered in 2017.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio delivered absolute returns of -6.29% in 2018, trailing its composite benchmark. The negative relative return was driven primarily by asset allocation decisions, though lagging returns of the underlying ETFs held in the Portfolio relative to their respective benchmarks also had a modest impact.

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

A broad underweight to fixed income assets provided the largest drag on relative performance overall. Fixed income assets provided more stability in general in the mist of equity market turmoil. In addition, an overweight to emerging market equities also proved costly, as a stronger U.S. dollar and tightening credit conditions both created headwinds for the asset class. Lastly, across sectors, a position in energy late in the year proved costly as a collapse in oil prices weighed negatively overall on the sector.

On the positive side, the overweight to cash in the latter half of the year helped provide some stability amid increasing volatility in more growth driven asset classes. Within equities the Portfolio benefited from sector positioning within technology stocks over the course of the entire year. An out of benchmark position in commodities also contributed positively to returns overall.

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH AND INCOME COMPOSITE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
SSGA Growth and Income ETF Portfolio
Class A	-6.29	3.78	8.19
Class B	-6.52	3.51	7.93
Class E	-6.39	3.63	8.05
MSCI ACWI (All Country World Index)	-9.42	4.26	9.46
SSGA Growth and Income Composite Index	-5.21	4.46	8.91

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth and Income Composite Index is computed by SSGA, consisting of 30% S&P 500 Index, 2% S&P MidCap 400 Index, 3% S&P 600 Index, 13% MSCI World ex-U.S. Index, 2% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 5% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 23% Bloomberg Barclays U.S. Aggregate Bond Index, 10% Bloomberg Barclays High Yield Very Liquid Index, 5% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg Barclays 1-3 Month U.S. T-Bill Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	27.4
Vanguard Total Bond Market ETF	16.7
SPDR Bloomberg Barclays High Yield Bond ETF	11.1
iShares MSCI EAFE ETF	8.3
iShares TIPS Bond ETF	5.2
iShares Core MSCI Emerging Markets ETF	4.1
iShares Core S&P Small-Cap ETF	3.9
iShares 20+ Year Treasury Bond ETF	2.1
Vanguard FTSE Pacific ETF	2.0
Consumer Discretionary Select Sector SPDR Fund	2.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	33.2
Investment Grade Fixed Income	23.9
International Developed Market Equities	13.0
High Yield Fixed Income	11.1
Money Market	5.9
Emerging Market Equities	4.1
U.S. Small Cap Equities	3.9
Real Estate Equities	2.9
U.S. Mid Cap Equities	1.9

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth and Income ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.32%	$1,000.00	$939.00	$1.56
	Hypothetical*	0.32%	$1,000.00	$1,023.59	$1.63

Class B (a)	Actual	0.57%	$1,000.00	$937.70	$2.78
	Hypothetical*	0.57%	$1,000.00	$1,022.33	$2.91

Class E (a)	Actual	0.47%	$1,000.00	$938.70	$2.30
	Hypothetical*	0.47%	$1,000.00	$1,022.84	$2.40

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2018

Mutual Funds—94.0% of Net Assets

Security Description	Shares/ Principal Amount*	Value

Investment Company Securities—94.0%
Consumer Discretionary Select Sector SPDR Fund (a) (b)	430,656	$42,639,251
Energy Select Sector SPDR Fund (a) (b)	706,056	40,492,312
iShares 20+ Year Treasury Bond ETF (a)	374,683	45,527,731
iShares Core MSCI Emerging Markets ETF	1,866,935	88,025,985
iShares Core S&P Mid-Cap ETF (a)	251,997	41,846,622
iShares Core S&P Small-Cap ETF (a)	1,203,407	83,420,173
iShares MSCI Canada ETF (a)	691,548	16,569,490
iShares MSCI EAFE ETF (a)	3,028,298	178,003,357
iShares TIPS Bond ETF (a)	1,015,378	111,194,045
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	7,111,442	238,873,337
SPDR Dow Jones International Real Estate ETF (b)	624,204	22,059,369
SPDR S&P 500 ETF Trust (a) (b)	2,359,909	589,788,457
SPDR S&P International Small Cap ETF (a) (b)	1,511,170	42,191,866
Technology Select Sector SPDR Fund (b)	678,958	42,081,817
Vanguard FTSE Pacific ETF	708,846	42,977,333
Vanguard REIT ETF (a)	545,733	40,695,310
Vanguard Total Bond Market ETF (a)	4,527,744	358,642,602

Total Mutual Funds (Cost $2,032,263,193)		2,025,029,057

Short-Term Investment—5.9%

Mutual Fund—5.9%
AIM STIT-STIC Prime Portfolio	127,253,512	127,253,512

Total Short-Term Investments (Cost $127,253,512)		127,253,512

Securities Lending Reinvestments (c)—29.3%

Certificates of Deposit—11.2%
Banco Del Estado De Chile New York 2.695%, 1M LIBOR + 0.240%, 01/17/19 (d)	5,000,000	4,999,955
2.820%, 1M LIBOR + 0.350%, 05/20/19 (d)	12,000,000	11,999,748
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	12,000,000	11,999,700
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (d)	2,500,000	2,499,762
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (d)	6,000,000	5,997,588
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (d)	4,000,000	3,999,488
2.740%, 1M LIBOR + 0.270%, 07/19/19 (d)	2,000,000	1,999,188
China Construction Bank Corp. 2.550%, 01/07/19	5,450,000	5,450,000
Citibank N.A. 2.490%, 02/04/19	5,000,000	4,999,305
Credit Agricole S.A. 2.500%, 02/12/19	7,000,000	6,998,810
2.799%, 1M LIBOR + 0.320%, 05/21/19 (d)	10,000,000	10,000,630
Credit Industriel et Commercial Zero Coupon, 01/25/19	4,936,141	4,991,500

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Suisse AG 2.620%, 04/01/19	10,000,000	$9,994,820
2.890%, SOFR + 0.430%, 05/02/19 (d)	5,000,000	4,999,940
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (d)	11,000,000	11,000,066
Natixis New York 2.810%, 1M LIBOR + 0.370%, 02/14/19 (d)	2,000,000	2,000,374
2.940%, SOFR + 0.480%, 06/12/19 (d)	5,000,000	4,999,470
Nordea Bank New York 2.608%, 3M LIBOR + 0.200%, 04/05/19 (d)	10,000,000	10,009,619
Royal Bank of Canada New York 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	11,000,000	10,988,747
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	12,000,000	11,999,016
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (d)	4,000,000	3,998,224
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	12,000,000	11,999,652
2.717%, 3M LIBOR + 0.230%, 04/24/19 (d)	3,500,000	3,499,237
2.785%, 1M LIBOR + 0.330%, 05/17/19 (d)	1,500,000	1,499,966
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (d)	8,000,000	7,997,064
2.700%, 02/25/19	7,000,000	7,000,644
Sumitomo Mitsui Banking Corp., New York 2.665%, 1M LIBOR + 0.210%, 05/17/19 (d)	3,000,000	2,998,740
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/08/19	6,939,820	6,980,120
Zero Coupon, 03/12/19	8,934,998	8,951,130
Svenska Handelsbanken AB 2.767%, 1M LIBOR + 0.380%, 12/10/19 (d)	7,000,000	6,999,769
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	5,000,000	4,995,240
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (d)	5,000,000	5,000,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (d)	4,000,000	4,003,470
2.730%, 3M LIBOR + 0.210%, 10/25/19 (d)	20,000,000	20,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	3,000,000	2,999,981

		240,850,963

Commercial Paper—4.3%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (d)	5,000,000	4,998,615
Banco Santander S.A. 2.500%, 01/16/19	4,968,056	4,993,980
2.740%, 02/07/19	7,943,982	7,976,704
Bank of China, Ltd. 2.690%, 01/17/19	7,946,200	7,990,608
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (d)	22,000,000	22,000,000
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	10,000,000	10,000,930

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Kells Funding LLC 2.610%, 04/10/19	4,934,750	$4,963,090
Matchpoint Finance plc 2.840%, 03/11/19	3,971,600	3,977,360
2.890%, 05/08/19	3,941,879	3,957,012
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (d)	3,000,000	2,999,952
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (d)	7,000,000	6,999,230
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	3,500,000	3,500,857
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (d)	7,000,000	6,999,720

		91,358,058

Master Demand Notes—0.5%
Natixis Financial Products LLC
2.620%, OBFR + 0.230%, 01/02/19 (d)	5,000,000	5,000,000
2.740%, OBFR + 0.350%, 02/04/19 (d)	5,000,000	5,000,000

		10,000,000

Repurchase Agreements—12.4%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $22,672,500; collateralized by various Common Stock with an aggregate market value of $24,754,126.	22,500,000	22,500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $5,013,563; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $5,441,594.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/18 at 2.970%, due on 03/25/19 with a maturity value of $5,034,650; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 2.875%, maturity dates ranging from 07/15/19 - 02/15/28, and an aggregate market value of $5,100,001.	5,000,000	5,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $5,000,692; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $5,100,004.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $7,501,038; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $7,650,001.	7,500,000	7,500,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $22,975,299; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $23,431,075.	22,971,637	$22,971,637
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $17,127,727; collateralized by various Common Stock with an aggregate market value of $18,700,001.	17,000,000	17,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $7,556,350; collateralized by various Common Stock with an aggregate market value of $8,250,000.	7,500,000	7,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $6,900,981; collateralized by various Common Stock with an aggregate market value of $7,681,165.	6,900,000	6,900,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $44,206,286; collateralized by various Common Stock with an aggregate market value of $49,203,982.	44,200,000	44,200,000
Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $18,759,443; collateralized by various Common Stock with an aggregate market value of $20,874,786.	18,750,000	18,750,000
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $13,101,841; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $14,350,734.	13,100,000	13,100,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $10,001,406; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $10,954,759.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $20,002,811; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $21,909,518.	20,000,000	20,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $11,005,476; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $12,050,235.	11,000,000	11,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $5,002,489; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	$5,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $5,002,489; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $41,420,608; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $45,352,702.	41,400,000	41,400,000

		267,821,637

Time Deposit—0.9%
Royal Bank of Canada 2.420%, 01/02/19	20,000,000	20,000,000

Total Securities Lending Reinvestments (Cost $630,062,183)		630,030,658

Total Investments—129.2% (Cost $2,789,578,888)		2,782,313,227
Other assets and liabilities (net)—(29.2)%		(628,977,690)

Net Assets—100.0%		$2,153,335,537

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $631,837,049 and the collateral received consisted of cash in the amount of $629,789,062 and non-cash collateral with a value of $11,913,482. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ETF)—	Exchange-Traded Fund
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$2,025,029,057	$—	$—	$2,025,029,057
Total Short-Term Investment*	127,253,512	—	—	127,253,512
Total Securities Lending Reinvestments*	—	630,030,658	—	630,030,658
Total Investments	$2,152,282,569	$630,030,658	$—	$2,782,313,227

Collateral for Securities Loaned (Liability)	$—	$(629,789,062)	$—	$(629,789,062)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,764,186,818
Affiliated investments at value (c) (d)	1,018,126,409
Receivable for:
Fund shares sold	58,014
Dividends on affiliated investments	3,356,318
Prepaid expenses	6,540

Total Assets	2,785,734,099
Liabilities
Collateral for securities loaned	629,789,062
Payables for:
Fund shares redeemed	1,331,234
Accrued Expenses:
Management fees	572,434
Distribution and service fees	459,911
Administration fees	22,383
Custodian and accounting fees	29,376
Deferred trustees’ fees	123,956
Other expenses	70,206

Total Liabilities	632,398,562

Net Assets	$2,153,335,537

Net Assets Consist of:
Paid in surplus	$2,006,793,185
Distributable earnings (Accumulated losses)	146,542,352

Net Assets	$2,153,335,537

Net Assets
Class A	$26,703,212
Class B	2,118,140,747
Class E	8,491,578
Capital Shares Outstanding*
Class A	2,442,989
Class B	195,339,172
Class E	780,687
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.93
Class B	10.84
Class E	10.88

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,808,421,558.
(b)	Includes securities loaned at value of $69,814,464.
(c)	Identified cost of affiliated investments was $981,157,330.
(d)	Includes securities loaned at value of $562,022,585.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends	$31,055,809
Dividends from affiliated investments	31,001,307
Securities lending income	4,377,904

Total investment income	66,435,020
Expenses
Management fees	7,547,008
Administration fees	29,751
Custodian and accounting fees	39,129
Distribution and service fees—Class B	6,065,982
Distribution and service fees—Class E	14,123
Audit and tax services	42,057
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	59,021
Insurance	16,381
Miscellaneous	23,111

Total expenses	13,915,386

Net Investment Income	52,519,634

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	40,805,045
Affiliated investments	68,403,404
Capital gain distributions	87,029

Net realized gain	109,295,478

Net change in unrealized depreciation on:
Investments	(155,353,704)
Affiliated investments	(156,242,054)

Net change in unrealized depreciation	(311,595,758)

Net realized and unrealized loss	(202,300,280)

Net Decrease in Net Assets From Operations	$(149,780,646)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$52,519,634	$56,860,831
Net realized gain	109,295,478	117,289,343
Net change in unrealized appreciation (depreciation)	(311,595,758)	211,554,188

Increase (decrease) in net assets from operations	(149,780,646)	385,704,362

From Distributions to Shareholders (a)
Class A	(2,082,380)	(872,961)
Class B	(163,921,123)	(70,564,802)
Class E	(642,055)	(270,317)

Total distributions	(166,645,558)	(71,708,080)

Decrease in net assets from capital share transactions	(172,450,782)	(241,221,847)

Total increase (decrease) in net assets	(488,876,986)	72,774,435

Net Assets
Beginning of period	2,642,212,523	2,569,438,088

End of period	$2,153,335,537	$2,642,212,523 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	149,345	$1,802,648	173,710	$2,045,550
Reinvestments	176,174	2,082,380	75,191	872,961
Redemptions	(365,668)	(4,402,478)	(347,791)	(4,088,913)

Net decrease	(40,149)	$(517,450)	(98,890)	$(1,170,402)

Class B
Sales	2,205,280	$26,438,222	2,957,818	$34,261,665
Reinvestments	13,950,734	163,921,123	6,114,801	70,564,802
Redemptions	(30,239,853)	(362,302,115)	(29,324,522)	(343,761,766)

Net decrease	(14,083,839)	$(171,942,770)	(20,251,903)	$(238,935,299)

Class E
Sales	63,980	$772,297	124,166	$1,465,722
Reinvestments	54,504	642,055	23,364	270,317
Redemptions	(117,411)	(1,404,914)	(240,632)	(2,852,185)

Net increase (decrease)	1,073	$9,438	(93,102)	$(1,116,146)

Decrease derived from capital shares transactions		$(172,450,782)		$(241,221,847)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(783,681)	$(89,280)
Class B	(62,699,994)	(7,864,808)
Class E	(241,181)	(29,136)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $57,580,034 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.52	$11.10	$11.41	$12.62	$12.98

Income (Loss) from Investment Operations
Net investment income (a)	0.29	0.29	0.31	0.28	0.31
Net realized and unrealized gain (loss)	(1.01)	1.49	0.34	(0.46)	0.43

Total income (loss) from investment operations	(0.72)	1.78	0.65	(0.18)	0.74

Less Distributions
Distributions from net investment income	(0.32)	(0.32)	(0.30)	(0.32)	(0.33)
Distributions from net realized capital gains	(0.55)	(0.04)	(0.66)	(0.71)	(0.77)

Total distributions	(0.87)	(0.36)	(0.96)	(1.03)	(1.10)

Net Asset Value, End of Period	$10.93	$12.52	$11.10	$11.41	$12.62

Total Return (%) (b)	(6.29)	16.21	6.03	(1.77)	6.14

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.32	0.32	0.32	0.31	0.31
Ratio of net investment income to average net assets (%) (d)	2.39	2.43	2.75	2.30	2.45
Portfolio turnover rate (%)	34	39	60	43	55
Net assets, end of period (in millions)	$26.7	$31.1	$28.7	$27.0	$28.4

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.42	$11.02	$11.33	$12.53	$12.90

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.25	0.27	0.25	0.27
Net realized and unrealized gain (loss)	(0.99)	1.48	0.35	(0.45)	0.42

Total income (loss) from investment operations	(0.74)	1.73	0.62	(0.20)	0.69

Less Distributions
Distributions from net investment income	(0.29)	(0.29)	(0.27)	(0.29)	(0.29)
Distributions from net realized capital gains	(0.55)	(0.04)	(0.66)	(0.71)	(0.77)

Total distributions	(0.84)	(0.33)	(0.93)	(1.00)	(1.06)

Net Asset Value, End of Period	$10.84	$12.42	$11.02	$11.33	$12.53

Total Return (%) (b)	(6.52)	15.86	5.78	(1.96)	5.81

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.57	0.57	0.57	0.56	0.56
Ratio of net investment income to average net assets (%) (d)	2.13	2.17	2.46	2.04	2.17
Portfolio turnover rate (%)	34	39	60	43	55
Net assets, end of period (in millions)	$2,118.1	$2,601.4	$2,531.1	$2,623.8	$2,908.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.46	$11.05	$11.36	$12.57	$12.93

Income (Loss) from Investment Operations
Net investment income (a)	0.27	0.26	0.28	0.26	0.28
Net realized and unrealized gain (loss)	(1.00)	1.49	0.35	(0.46)	0.44

Total income (loss) from investment operations	(0.73)	1.75	0.63	(0.20)	0.72

Less Distributions
Distributions from net investment income	(0.30)	(0.30)	(0.28)	(0.30)	(0.31)
Distributions from net realized capital gains	(0.55)	(0.04)	(0.66)	(0.71)	(0.77)

Total distributions	(0.85)	(0.34)	(0.94)	(1.01)	(1.08)

Net Asset Value, End of Period	$10.88	$12.46	$11.05	$11.36	$12.57

Total Return (%) (b)	(6.39)	16.02	5.87	(1.93)	6.00

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.47	0.47	0.47	0.46	0.46
Ratio of net investment income to average net assets (%) (d)	2.25	2.25	2.54	2.11	2.26
Portfolio turnover rate (%)	34	39	60	43	55
Net assets, end of period (in millions)	$8.5	$9.7	$9.6	$10.2	$12.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth and Income ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $267,821,637. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$807,527,100	$0	$1,167,428,822

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$7,547,008	0.330%	First $500 million
	0.300%	Over $500 million

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31,2018
Consumer Discretionary Select Sector SPDR Fund	$—	$51,207,420	$(2,299,888)	$27,938	$(6,296,219)	$42,639,251
Energy Select Sector SPDR Fund	—	98,317,552	(48,800,073)	(1,363,469)	(7,661,698)	40,492,312
Financial Select Sector SPDR Fund	52,633,236	1,467,197	(54,441,067)	3,765,660	(3,425,026)	—
Health Care Select Sector SPDR Fund	53,294,867	—	(55,153,465)	5,151,777	(3,293,179)	—
Industrial Select Sector SPDR Fund	—	104,696,487	(100,698,436)	(3,998,051)	—	—
Materials Select Sector SPDR Fund	—	51,274,073	(51,469,314)	195,241	—	—
SPDR Bloomberg Barclays High Yield Bond ETF	244,900,588	73,248,617	(57,196,500)	(7,282,467)	(14,796,901)	238,873,337
SPDR Dow Jones International Real Estate ETF	27,564,256	1,408,859	(3,700,024)	273,833	(3,487,555)	22,059,369
SPDR S&P 500 ETF Trust	770,524,359	43,490,167	(189,752,408)	66,378,809	(100,852,470)	589,788,457
SPDR S&P International Small Cap ETF	51,939,278	4,272,083	(3,016,619)	623,670	(11,626,546)	42,191,866
Technology Select Sector SPDR Fund	52,628,996	3,700,128	(14,075,310)	4,630,463	(4,802,460)	42,081,817

	$1,253,485,580	$433,082,583	$(580,603,104)	$68,403,404	$(156,242,054)	$1,018,126,409

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31,2018
Consumer Discretionary Select Sector SPDR Fund	$—	$309,601	430,656
Energy Select Sector SPDR Fund	—	708,303	706,056
Financial Select Sector SPDR Fund	—	186,474	—
Health Care Select Sector SPDR Fund	—	—	—
Industrial Select Sector SPDR Fund	—	645,740	—

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31,2018
Materials Select Sector SPDR Fund	$—	$—	—
SPDR Bloomberg Barclays High Yield Bond ETF	—	13,146,205	7,111,442
SPDR Dow Jones International Real Estate ETF	—	1,171,459	624,204
SPDR S&P 500 ETF Trust	—	12,911,178	2,359,909
SPDR S&P International Small Cap ETF	—	1,229,199	1,511,170
Technology Select Sector SPDR Fund	—	693,148	678,958

	$—	$31,001,307

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$2,798,826,745
Gross unrealized appreciation	85,449,431
Gross unrealized depreciation	(101,962,949)

Net unrealized appreciation (depreciation)	$(16,513,518)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$78,281,222	$63,724,856	$88,364,336	$7,983,224	$166,645,558	$71,708,080

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$59,376,604	$103,803,222	$(16,513,518)	$—	$146,666,308

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-17

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSGA Growth and Income ETF Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Growth and Income ETF Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Growth and Income ETF Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with custodian, brokers, and transfer agent; when replies were not received from brokers and transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-21

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-22

Brighthouse Funds Trust I

SSGA Growth and Income ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

SSGA Growth and Income ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe for the one-year and three-year periods ended June 30, 2018, and slightly underperformed the median of its Performance Universe for the five-year period ended June 30, 2018. The Board also considered that the Portfolio outperformed the average of its Morningstar Category for the one-year period ended June 30, 2018, and underperformed the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-, three- and five-year periods ended September 30, 2018. The Board also noted that the Portfolio underperformed its other benchmark, the SSGA ETF Growth & Income Index, for the three- and five-year periods ended September 30, 2018, and outperformed its other benchmark for the one-year period ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees were equal to the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were equal to the Expense Group median and the Expense Universe median, but below the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the SSGA Growth ETF Portfolio returned -8.44%, -8.75%, and -8.63%, respectively. The Portfolio’s benchmark, the MSCI All Country World Index1, returned -9.42%. The Portfolio’s composite benchmark, the SSGA Growth Composite Index2, returned -7.30%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets opened the first month of 2018 with an acceleration of positive momentum following up on what was the strongest year for global equity markets since 2009. Providing fuel for those broad global gains were expectations for a second additional year of improving global economic growth and a strong 2017 Q4 earnings season in which nearly 80% of U.S. companies reporting through the end of January were beating consensus earnings expectations. After a fifteen-month run of gains for global equity markets and historically low volatility across asset classes, the run came to an abrupt end in February as U.S. equities fell into correction territory for the first time in two years. The sudden increase in volatility across both equity and fixed income markets threatened to create additional selling pressure from investment strategies that utilize various volatility readings as inputs, such as risk parity strategies and volatility control strategies. The accelerating selloff coincided with a surge in the CBOE SPX Volatility Index (the “VIX”) to more than 50 in the overnight session between February 5th and 6th, putting pressure on investments that had profited from the extended period of low and declining volatility. Global equity markets took a tentative step forward to start the second quarter after two consecutive months of negative returns left most major indices in the red. The MSCI All-Country World Total Return Index advanced 1% in April with all major regional components advancing aside from Emerging Markets which fell 0.4% for the month, in part attributable to a resurgent U.S. dollar. The 2.1% advance in the U.S. Dollar Index in April, the strongest advance since November of 2016, was in itself a potential notable inflection point as it came on the back end of five consecutive quarterly declines. Through the quarter, investor risk appetite in developed markets continued to improve, particularly in the U.S. as evidenced by a decline in the VIX to a four-month low of 12.5% on May 24th. The increase in risk appetite also corresponded with a steady rise in benchmark U.S. interest rates through mid-month, taking the U.S. Treasury 10-year yield above the highest levels of the 2013 taper tantrum to a seven year high of 3.11% on May 17th. European bond markets also struggled, as a rejection of a populist right/left coalition candidate for finance minister by the Italian president sent Italian 2 year yields higher by a record 190 basis points to 2.8% on May 29th. The violent price action in Italian bonds in particular provided a stark reminder that politics can quickly undo the still vulnerable Eurozone equilibrium just as it did in 2014 with the election of the Syriza party in Greece. Political uncertainty, along with moderating economic performance, likely contributed to the dovish guidance provided by the European Central Bank (the “ECB”) at its June 14th policy setting meeting extending forward the possibility of any rate hike by the ECB until at least the second half of 2019. In the U.S., evidence of firming growth and rising inflation were supportive of a somewhat more hawkish stance from the Federal Reserve late in the quarter.

The market environment during the third quarter in many ways mimicked what had already transpired throughout the first half of the year. In the United States, at least according to conventional definitions, the S&P 500 Index surpassed the 1990s bull market to enter into the longest bull market ever—setting all-time highs along the way. But observers were quick to point out that this temporal turning point continues to elude many other equity markets around the world. To that end the third quarter delivered middling returns in non-U.S. developed markets and deeper challenges across emerging markets. In part these divergent outcomes reflected the relative tenor of economic growth around the world, but policy issues including volatile trade conflicts and populist agendas have also been important factors in the dispersion of results. U.S. and emerging market fixed income assets bore the brunt of higher interest rates, while bond markets in across Europe (absent Italy) and Japan stayed somewhat more stable. In the midst of these developments, markets crested across the 10-year anniversary of the depths of the global financial crisis—at least if you use the bankruptcy of Lehman Brothers as the point of demarcation. That ignominious anniversary, alongside trade policy concerns and perhaps some lingering reluctance due to early 2018 market volatility, helped keep a lid on sentiment from the perspective of individual investors. Notwithstanding the skeptical sentiment, capital markets achieved more than adequate results across many asset classes and sectors during the third quarter. However, those skeptics were soon proven right, as just about any asset class showing a hint of credit risk or sensitivity to economic growth suffered during the fourth quarter. Some fell so severely that corrections were quickly usurped by bear markets. Of the hardest hit assets, U.S. small cap equities declined 20% as investors shed exposure to higher beta assets while oil fell more than 30% on signs of abundant supply and high profile forecasts of weaker demand. Government bonds afforded some protection, but given the severity of the equity market deterioration their performance was somewhat disappointing. Still, this development in fixed income was not necessarily surprising, especially since concerns over higher interest rates fueled some of the overall volatility that coursed through financial markets over the period. Extending the window to the entirety of 2018, it has been noted that a record number of asset classes registered negative returns for the year—an abrupt about-face from the more rewarding, and increasingly distant, returns garnered in 2017.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio delivered absolute returns of -8.44% in 2018, trailing its composite benchmark. The negative relative return was driven primarily by asset allocation decisions, though lagging returns of the underlying ETFs held in the Portfolio relative to their respective benchmarks also had a modest impact.

BHFTI-1

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Managed by SSGA Funds Management, Inc.

Portfolio Manager Commentary*—(Continued)

A broad underweight to fixed income assets provided the largest drag on relative performance overall. Fixed income assets provided more stability in general in the mist of equity market turmoil. In addition, an overweight to emerging market equities also proved costly, as a stronger U.S. dollar and tightening credit conditions both created headwinds for the asset class. Lastly, across sectors, a position in energy late in the year proved costly as a collapse in oil prices weighed negatively overall on the sector.

On the positive side, the overweight to cash in the latter half of the year helped provide some stability amid increasing volatility in more growth driven asset classes. Within equities, the Portfolio benefited from sector positioning within technology stocks over the course of the entire year. An out-of-benchmark position in commodities also contributed positively to returns overall.

Mike Martel

Tim Furbush

Portfolio Managers

SSGA Funds Management, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD INDEX

AND THE SSGA GROWTH COMPOSITE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
SSGA Growth ETF Portfolio
Class A	-8.44	4.01	9.22
Class B	-8.75	3.73	8.93
Class E	-8.63	3.83	9.05
MSCI ACWI (All Country World Index)	-9.42	4.26	9.46
SSGA Growth Composite Index	-7.30	4.73	9.82

1 The MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of 24 developed and 21 emerging market indices. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

2 The SSGA Growth Composite Index is computed by SSGA, consisting of 35% S&P 500 Index, 5% S&P MidCap 400 Index, 5% S&P 600 Index, 20% MSCI World ex-U.S. Index, 3% S&P/Citigroup World ex-U.S. Range < 2 Billion USD Index, 7% MSCI Emerging Markets IMI, 3% MSCI U.S. REIT Index, 2% Dow Jones Global ex-U.S. Select Real Estate Securities Index, 10% Bloomberg Barclays U.S. Aggregate Bond Index, 5% Bloomberg Barclays High Yield Very Liquid Index, 3% Bloomberg Barclays U.S. TIPS Index, and 2% Bloomberg Barclays 1-3 Month U.S. T-Bill Index.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
SPDR S&P 500 ETF Trust	32.4
iShares MSCI EAFE ETF	14.4
iShares Core MSCI Emerging Markets ETF	6.2
SPDR Bloomberg Barclays High Yield Bond ETF	6.1
iShares Core S&P Small-Cap ETF	5.8
iShares Core S&P Mid-Cap ETF	4.9
Vanguard Total Bond Market ETF	3.1
iShares TIPS Bond ETF	3.1
SPDR S&P International Small Cap ETF	2.9
iShares 20+ Year Treasury Bond ETF	2.1

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	38.3
International Developed Market Equities	21.1
Investment Grade Fixed Income	8.4
Money Market	6.3
Emerging Market Equities	6.2
High Yield Fixed Income	6.1
U.S. Small Cap Equities	5.8
U.S. Mid Cap Equities	4.9
Real Estate Equities	2.9

BHFTI-3

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

SSGA Growth ETF Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.34%	$1,000.00	$915.80	$1.64
	Hypothetical*	0.34%	$1,000.00	$1,023.49	$1.73

Class B (a)	Actual	0.59%	$1,000.00	$913.60	$2.85
	Hypothetical*	0.59%	$1,000.00	$1,022.23	$3.01

Class E (a)	Actual	0.49%	$1,000.00	$913.80	$2.36
	Hypothetical*	0.49%	$1,000.00	$1,022.74	$2.50

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio does not include the expenses of the Underlying ETFs in which the Portfolio invests.

BHFTI-4

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2018

Mutual Funds—93.6% of Net Assets

Security Description	Shares/ Principal Ammount*	Value

Investment Company Securities—93.6%
Consumer Discretionary Select Sector SPDR Fund (a)	156,314	$15,476,649
Energy Select Sector SPDR Fund (a) (b)	260,517	14,940,650
iShares 20+ Year Treasury Bond ETF (b)	138,219	16,794,991
iShares Core MSCI Emerging Markets ETF	1,036,224	48,857,962
iShares Core S&P Mid-Cap ETF	232,419	38,595,499
iShares Core S&P Small-Cap ETF (b)	667,248	46,253,631
iShares MSCI Canada ETF (b)	581,061	13,922,222
iShares MSCI EAFE ETF (b)	1,939,995	114,032,906
iShares TIPS Bond ETF (b)	225,014	24,641,283
SPDR Bloomberg Barclays High Yield Bond ETF (a) (b)	1,433,279	48,143,842
SPDR Dow Jones International Real Estate ETF (a)	223,042	7,882,304
SPDR S&P 500 ETF Trust (a) (b)	1,028,322	256,998,234
SPDR S&P International Small Cap ETF (a) (b)	829,044	23,146,908
Technology Select Sector SPDR Fund (a) (b)	251,483	15,586,916
Vanguard FTSE Pacific ETF (b)	265,188	16,078,348
Vanguard REIT ETF (b)	201,624	15,035,102
Vanguard Total Bond Market ETF (b)	313,479	24,830,672

Total Mutual Funds (Cost $723,689,433)		741,218,119

Short-Term Investment—6.3%

Mutual Fund—6.3%
AIM STIT-STIC Prime Portfolio	50,075,367	50,075,367

Total Short-Term Investments (Cost $50,075,367)		50,075,367

Securities Lending Reinvestments (c)—28.9%

Certificates of Deposit—12.9%
Banco Del Estado De Chile New York 2.695%, 1M LIBOR + 0.240%, 01/17/19 (d)	4,000,000	3,999,964
2.820%, 1M LIBOR + 0.350%, 05/20/19 (d)	7,000,000	6,999,853
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	6,000,000	5,999,850
Barclays Bank plc 2.547%, 1M LIBOR + 0.200%, 02/04/19 (d)	3,000,000	2,999,715
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (d)	6,000,000	5,997,588
Credit Agricole S.A. 2.799%, 1M LIBOR + 0.320%, 05/21/19 (d)	6,000,000	6,000,378
Credit Industriel et Commercial Zero Coupon, 01/25/19	4,936,141	4,991,500
Credit Suisse AG 2.620%, 04/01/19	4,000,000	3,997,928
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (d)	5,000,000	5,000,030
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (d)	2,000,000	1,998,740
2.940%, SOFR + 0.480%, 06/12/19 (d)	3,000,000	2,999,682
Royal Bank of Canada New York 2.650%, 1M LIBOR + 0.250%, 01/11/19 (d)	7,500,000	7,500,060

Certificates of Deposit—(Continued)
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	2,000,000	1,999,836
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	5,000,000	4,999,855
2.717%, 3M LIBOR + 0.230%, 04/24/19 (d)	1,500,000	1,499,673
Sumitomo Mitsui Banking Corp. 2.700%, 02/25/19	3,000,000	3,000,276
Sumitomo Mitsui Banking Corp., New York 2.665%, 1M LIBOR + 0.210%, 05/17/19 (d)	4,000,000	3,998,320
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/08/19	4,957,014	4,985,800
Zero Coupon, 03/12/19	4,963,888	4,972,850
Svenska Handelsbanken AB 2.767%, 1M LIBOR + 0.380%, 12/10/19 (d)	3,000,000	2,999,901
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	5,000,000	4,995,240
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (d)	2,000,000	2,000,000
Wells Fargo Bank N.A. 2.730%, 3M LIBOR + 0.210%, 10/25/19 (d)	6,000,000	6,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	2,000,000	1,999,988

		101,937,027

Commercial Paper—4.5%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (d)	4,000,000	3,998,892
Banco Santander S.A. 2.500%, 01/16/19	1,987,222	1,997,592
2.740%, 02/07/19	4,964,989	4,985,440
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (d)	7,000,000	7,000,000
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	7,000,000	7,000,651
Kells Funding LLC 2.610%, 04/10/19	2,960,850	2,977,854
Matchpoint Finance plc 2.890%, 05/08/19	2,956,409	2,967,759
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (d)	3,000,000	2,999,952
Toronto-Dominion Bank 2.729%, 1M LIBOR + 0.350%, 11/05/19 (d)	2,000,000	1,999,780

		35,927,920

Repurchase Agreements—10.6%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $1,007,667; collateralized by various Common Stock with an aggregate market value of $1,100,183.	1,000,000	1,000,000

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Ammount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $1,002,713; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $1,088,319.	1,000,000	$1,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,612,021; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $1,632,000.	1,600,000	1,600,000
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $3,300,457; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $3,366,000.	3,300,000	3,300,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $2,200,304; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $2,244,002.	2,200,000	2,200,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $1,600,244; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $1,632,000.	1,600,000	1,600,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $6,114,503; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $6,235,685.	6,113,416	6,113,416
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $22,669,017; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $23,118,717.	22,665,404	22,665,404
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $3,526,297; collateralized by various Common Stock with an aggregate market value of $3,850,000.	3,500,000	3,500,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $10,075,133; collateralized by various Common Stock with an aggregate market value of $11,000,000.	10,000,000	10,000,000

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $15,002,133; collateralized by various Common Stock with an aggregate market value of $16,698,184.	15,000,000	15,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $10,001,406; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $10,954,759.	10,000,000	10,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $2,300,323; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $2,519,595.	2,300,000	2,300,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $4,000,562; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $4,381,904.	4,000,000	4,000,000

		84,278,820

Time Deposits—0.9%
Canadian Imperial Bank of Commerce 2.350%, 01/02/19	5,000,000	5,000,000
Royal Bank of Canada 2.420%, 01/02/19	2,000,000	2,000,000

		7,000,000

Total Securities Lending Reinvestments (Cost $229,162,660)		229,143,767

Total Investments—128.8% (Cost $1,002,927,460)		1,020,437,253
Other assets and liabilities (net)—(28.8)%		(228,287,570)

Net Assets—100.0%		$792,149,683

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(b)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $232,946,712 and the collateral received consisted of cash in the amount of $229,005,333 and non-cash collateral with a value of $7,410,633. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Schedule of Investments as of December 31, 2018

(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/ agent based on current market conditions. For certain asset- and mortgage- backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ETF)—	Exchange-Traded Fund
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Investment Company Securities	$741,218,119	$—	$—	$741,218,119
Total Short-Term Investment*	50,075,367	—	—	50,075,367
Total Securities Lending Reinvestments*	—	229,143,767	—	229,143,767
Total Investments	$791,293,486	$229,143,767	$—	$1,020,437,253

Collateral for Securities Loaned (Liability)	$—	$(229,005,333)	$—	$(229,005,333)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$638,261,750
Affiliated investments at value (c) (d)	382,175,503
Receivable for:
Fund shares sold	132,603
Dividends	1,411,743
Prepaid expenses	2,458

Total Assets	1,021,984,057
Liabilities
Collateral for securities loaned	229,005,333
Payables for:
Fund shares redeemed	217,225
Accrued Expenses:
Management fees	219,371
Distribution and service fees	165,145
Administration fees	22,383
Custodian and accounting fees	29,331
Deferred trustees’ fees	123,956
Other expenses	51,630

Total Liabilities	229,834,374

Net Assets	$792,149,683

Net Assets Consist of:
Paid in surplus	$708,492,075
Distributable earnings (Accumulated losses)	83,657,608

Net Assets	$792,149,683

Net Assets
Class A	$29,861,637
Class B	755,446,563
Class E	6,841,483
Capital Shares Outstanding*
Class A	2,748,488
Class B	70,057,991
Class E	632,740
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.86
Class B	10.78
Class E	10.81

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $651,096,452.
(b)	Includes securities loaned at value of $36,103,903.
(c)	Identified cost of affiliated investments was $351,831,008.
(d)	Includes securities loaned at value of $196,842,809.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends	$10,682,046
Dividends from affiliated investments	10,129,930
Securities lending income	1,168,293

Total investment income	21,980,269
Expenses
Management fees	2,911,205
Administration fees	29,751
Custodian and accounting fees	39,089
Distribution and service fees—Class B	2,197,731
Distribution and service fees—Class E	11,421
Audit and tax services	42,057
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	33,773
Insurance	6,007
Miscellaneous	14,594

Total expenses	5,364,451

Net Investment Income	16,615,818

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	15,645,913
Affiliated investments	38,842,823
Capital gain distributions	2,348

Net realized gain	54,491,084

Net change in unrealized depreciation on:
Investments	(73,009,464)
Affiliated investments	(72,963,400)

Net change in unrealized depreciation	(145,972,864)

Net realized and unrealized loss	(91,481,780)

Net Decrease in Net Assets From Operations	$(74,865,962)

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$16,615,818	$18,180,176
Net realized gain	54,491,084	56,004,332
Net change in unrealized appreciation (depreciation)	(145,972,864)	95,339,281

Increase (decrease) in net assets from operations	(74,865,962)	169,523,789

From Distributions to Shareholders (a)
Class A	(2,686,872)	(1,060,107)
Class B	(68,005,379)	(28,607,943)
Class E	(601,887)	(252,103)

Total distributions	(71,294,138)	(29,920,153)

Decrease in net assets from capital share transactions	(41,417,846)	(64,677,938)

Total increase (decrease) in net assets	(187,577,946)	74,925,698

Net Assets
Beginning of period	979,727,629	904,801,931

End of period	$792,149,683	$979,727,629 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	164,273	$2,012,626	242,603	$2,897,421
Reinvestments	221,324	2,686,872	90,453	1,060,107
Redemptions	(339,843)	(4,195,033)	(255,921)	(3,049,330)

Net increase	45,754	$504,465	77,135	$908,198

Class B
Sales	2,223,496	$27,438,467	2,744,845	$32,347,062
Reinvestments	5,638,920	68,005,379	2,455,618	28,607,943
Redemptions	(11,151,169)	(137,499,759)	(10,584,066)	(125,800,720)

Net decrease	(3,288,753)	$(42,055,913)	(5,383,603)	$(64,845,715)

Class E
Sales	63,248	$758,303	54,678	$647,056
Reinvestments	49,784	601,887	21,603	252,103
Redemptions	(99,214)	(1,226,588)	(137,566)	(1,639,580)

Net increase (decrease)	13,818	$133,602	(61,285)	$(740,421)

Decrease derived from capital shares transactions		$(41,417,846)		$(64,677,938)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(730,123)	$(329,984)
Class B	(19,021,640)	(9,586,303)
Class E	(170,008)	(82,095)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $18,535,913 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.87	$11.10	$11.37	$12.55	$12.96

Income (Loss) from Investment Operations
Net investment income (a)	0.25	0.26	0.28	0.25	0.28
Net realized and unrealized gain (loss)	(1.24)	1.92	0.47	(0.45)	0.40

Total income (loss) from investment operations	(0.99)	2.18	0.75	(0.20)	0.68

Less Distributions
Distributions from net investment income	(0.29)	(0.28)	(0.28)	(0.29)	(0.28)
Distributions from net realized capital gains	(0.73)	(0.13)	(0.74)	(0.69)	(0.81)

Total distributions	(1.02)	(0.41)	(1.02)	(0.98)	(1.09)

Net Asset Value, End of Period	$10.86	$12.87	$11.10	$11.37	$12.55

Total Return (%) (b)	(8.44)	19.98	7.04	(2.04)	5.69

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.34	0.34	0.34	0.34	0.34
Ratio of net investment income to average net assets (%) (d)	2.06	2.19	2.53	2.08	2.21
Portfolio turnover rate (%)	32	43	59	43	56
Net assets, end of period (in millions)	$29.9	$34.8	$29.1	$27.0	$26.6

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.78	$11.03	$11.29	$12.47	$12.89

Income (Loss) from Investment Operations
Net investment income (a)	0.22	0.23	0.25	0.22	0.24
Net realized and unrealized gain (loss)	(1.23)	1.90	0.48	(0.46)	0.40

Total income (loss) from investment operations	(1.01)	2.13	0.73	(0.24)	0.64

Less Distributions
Distributions from net investment income	(0.26)	(0.25)	(0.25)	(0.25)	(0.25)
Distributions from net realized capital gains	(0.73)	(0.13)	(0.74)	(0.69)	(0.81)

Total distributions	(0.99)	(0.38)	(0.99)	(0.94)	(1.06)

Net Asset Value, End of Period	$10.78	$12.78	$11.03	$11.29	$12.47

Total Return (%) (b)	(8.75)	19.64	6.88	(2.31)	5.38

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.59	0.59	0.59	0.59	0.59
Ratio of net investment income to average net assets (%) (d)	1.79	1.91	2.23	1.80	1.94
Portfolio turnover rate (%)	32	43	59	43	56
Net assets, end of period (in millions)	$755.4	$937.0	$868.1	$892.3	$972.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.81	$11.05	$11.32	$12.50	$12.92

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.24	0.26	0.23	0.26
Net realized and unrealized gain (loss)	(1.24)	1.91	0.47	(0.46)	0.39

Total income (loss) from investment operations	(1.00)	2.15	0.73	(0.23)	0.65

Less Distributions
Distributions from net investment income	(0.27)	(0.26)	(0.26)	(0.26)	(0.26)
Distributions from net realized capital gains	(0.73)	(0.13)	(0.74)	(0.69)	(0.81)

Total distributions	(1.00)	(0.39)	(1.00)	(0.95)	(1.07)

Net Asset Value, End of Period	$10.81	$12.81	$11.05	$11.32	$12.50

Total Return (%) (b)	(8.63)	19.80	6.90	(2.21)	5.48

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (c)	0.49	0.49	0.49	0.49	0.49
Ratio of net investment income to average net assets (%) (d)	1.91	1.99	2.33	1.88	2.04
Portfolio turnover rate (%)	32	43	59	43	56
Net assets, end of period (in millions)	$6.8	$7.9	$7.5	$7.6	$8.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	The ratio of operating expenses to average net assets does not include expenses of the Underlying ETFs in which the Portfolio invests.
(d)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the Underlying ETFs in which it invests.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is SSGA Growth ETF Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

The Portfolio was designed on established principles of asset allocation. The Portfolio will primarily invest its assets in other investment companies known as exchange-traded funds (“Underlying ETFs”), including, but not limited to, Standard and Poors Depositary Receipts (SPDRs®) of the S&P 500® ETF Trust, series of the Select Sector SPDR Trust, SPDR Series Trust, SPDR Index Shares Funds, iShares® Trust, iShares®, Inc., and Vanguard ETFsTM of the Vanguard® Index Funds.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820—Fair Value Measurement.

Investments in the Underlying ETFs are valued at the closing market quotation for their shares and are categorized as Level 1 within the fair value hierarchy. The NAV of the Portfolio is calculated based on the market values of the Underlying ETFs in which the Portfolio invests. For information about the use of fair value pricing by the Underlying ETFs, please refer to the prospectuses for such Underlying ETFs.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy

Investments in registered open-end management investment companies are valued at reported NAV per share and are categorized as Level 1 within the fair value hierarchy.

BHFTI-12

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Investment Transactions and Related Investment Income - The Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying ETFs are recorded as Net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $84,278,820. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

BHFTI-13

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Mutual Funds in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio and the Underlying ETFs invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio and the Underlying ETFs may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio and the Underlying ETFs; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio and the Underlying ETFs may be exposed to counterparty risk, or the risk that an entity with which the Portfolio and the Underlying ETFs have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio and the Underlying ETFs to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio and the Underlying ETFs manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio and the Underlying ETFs restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Portfolio and the Underlying ETFs undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio and the Underlying ETFs in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$282,004,502	$0	$409,489,602

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$2,911,205	0.330%	First $500 million
	0.300%	Over $500 million

BHFTI-14

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. SSGA Funds Management, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of December 31, 2018
Consumer Discretionary Select Sector SPDR Fund	$—	$17,227,288	$—	$—	$(1,750,639)	$15,476,649
Energy Select Sector SPDR Fund	—	20,690,037	(909,675)	1,609	(4,841,321)	14,940,650
Financial Select Sector SPDR Fund	19,547,299	529,827	(20,195,484)	1,390,368	(1,272,010)	—
Health Care Select Sector SPDR Fund	19,653,532	—	(20,338,924)	1,894,331	(1,208,939)	—
Industrial Select Sector SPDR Fund	—	38,832,832	(37,324,476)	(1,508,357)	—	—
Materials Select Sector SPDR Fund	—	19,101,271	(19,174,036)	72,765	—	—
SPDR Bloomberg Barclays High Yield Bond ETF	41,730,517	28,144,547	(17,462,958)	(1,639,593)	(2,628,671)	48,143,842
SPDR Dow Jones International Real Estate ETF	10,148,252	239,774	(1,320,680)	90,140	(1,275,182)	7,882,304
SPDR S&P 500 ETF Trust	334,906,898	14,251,208	(76,968,892)	36,545,751	(51,736,731)	256,998,234
SPDR S&P International Small Cap ETF	28,720,847	1,996,582	(1,404,596)	400,182	(6,566,107)	23,146,908
Technology Select Sector SPDR Fund	19,408,761	1,108,414	(4,842,086)	1,595,627	(1,683,800)	15,586,916

	$474,116,106	$142,121,780	$(199,941,807)	$38,842,823	$(72,963,400)	$382,175,503

BHFTI-15

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at December 31, 2018
Consumer Discretionary Select Sector SPDR Fund	$—	$58,743	156,314
Energy Select Sector SPDR Fund	—	389,493	260,517
Financial Select Sector SPDR Fund	—	69,525	—
Health Care Select Sector SPDR Fund	—	—	—
Industrial Select Sector SPDR Fund	—	241,826	—
Materials Select Sector SPDR Fund	—	—	—
SPDR Bloomberg Barclays High Yield Bond ETF	—	2,347,965	1,433,279
SPDR Dow Jones International Real Estate ETF	—	429,501	223,042
SPDR S&P 500 ETF Trust	—	5,658,158	1,028,322
SPDR S&P International Small Cap ETF	—	675,931	829,044
Technology Select Sector SPDR Fund	—	258,788	251,483

	$—	$10,129,930

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,006,754,309
Gross unrealized appreciation	39,563,194
Gross unrealized depreciation	(25,880,250)

Net unrealized appreciation (depreciation)	$13,682,944

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$23,972,550	$19,921,771	$47,321,588	$9,998,382	$71,294,138	$29,920,153

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$19,511,713	$50,586,908	$13,682,944	$—	$83,781,565

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

BHFTI-16

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-17

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of SSGA Growth ETF Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the SSGA Growth ETF (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the SSGA Growth ETF Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with custodian, brokers, and transfer agent; when replies were not received from brokers and transfer agent, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-21

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-22

Brighthouse Funds Trust I

SSGA Growth ETF Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

SSGA Growth ETF Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and SSGA Funds Management, Inc. regarding the Portfolio:

The Board considered and found that the advisory fee to be paid to the Adviser with respect to the Portfolio was based on services to be provided that were in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios in which the Portfolio invests.

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three- and five-year periods ended June 30, 2018. The Board further considered that the Portfolio underperformed its benchmark, the MSCI ACWI (All Country World Index), for the one-, three- and five-year periods ended September 30, 2018. The Board also noted that the Portfolio underperformed its other benchmark, the SSGA ETF Growth Index, for the three- and five-year periods ended September 30, 2018, and outperformed its other benchmark for the one-year period ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees were below the Expense Group median, and equal to the Expense Universe median and the Sub-Advised Expense Universe median. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-l fees) were below the median of the Expense Group, Expense Universe, and Sub-Advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the T. Rowe Price Large Cap Value Portfolio returned -8.95%, -9.16%, and -9.06%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index1, returned -8.27%.

MARKET ENVIRONMENT/CONDITIONS

U.S. stocks declined in 2018, which marked the worst year for the U.S. equity market since 2008. Stocks rose for much of the year, though the advance was somewhat sluggish. Market volatility was elevated throughout 2018, thanks partly to rising interest rates. The Federal Reserve (the “Fed”) continued its normalization of monetary policy, with four short-term interest rate hikes in 2018, and the 10-year Treasury note yield reached a seven-year high of about 3.25% in early October. Heightened global trade tensions, especially between the U.S. and China, periodically weighed on U.S. and global equity markets throughout 2018.

While most major U.S. stock indexes reached all-time highs around the end of the third quarter, equities plunged in the final months of the year, with several indexes in or close to bear market territory—down at least 20% from recent highs—by the end of the year. Stocks fell sharply due to factors such as expectations for additional interest rate increases from the Fed in 2019; expectations for slowing corporate earnings growth in 2019, as the tailwinds from the late-2017 tax reform that boosted corporate earnings in 2018 subside; signs of slowing economic growth in different parts of the world; and increased U.S.-China tensions. Turmoil in the Trump administration also weighed on investor sentiment.

As measured by various Russell Indices, growth stocks held up better than value stocks across all market capitalizations.

PORTFOLIO REVIEW/PERIOD-END POSITIONING

The Portfolio posted negative results and underperformed its benchmark, the Russell 1000 Value Index. Broadly speaking, stock selection primarily detracted from relative performance, while sector allocation also had a negative impact.

Consumer Staples was the largest relative detractor, primarily due to stock selection. The Portfolio’s position in Tyson Foods suffered due to the unexpected resignation of its CEO as well as heightened trade tensions with China, which drove an increase in the domestic supply of chicken, beef, and pork, thereby weighing on chicken prices.

Detractors to relative results also included stock selection in Utilities. Shares of PG&E declined due to concerns that the utility could face significant liability claims surrounding its level of responsibility in the California wildfire disaster.

Stock choices in the Real Estate sector also detracted from relative performance. Weyerhaeuser underperformed the broader Real Estate sector due to concerns surrounding falling timber prices as well as seasonally lower sales in the company’s real estate segment.

Information Technology was the largest contributor to relative results, primarily due to stock choices. Microsoft shares performed well as it continued to generate strong growth within cloud computing through its Intelligent Cloud unit, which includes Azure, on-premises, and professional service offerings.

Communication Services was another major contributor, due to stock selection. Twenty-First Century Fox benefited from rival Walt Disney’s deal to purchase some of the company’s assets, and amid higher optimism the deal would go through following majority approval from both companies’ shareholders.

At the end of the reporting period, the Portfolio’s most substantially overweight positions relative to the Russell 1000 Value Index were Industrials & Business Services, Information Technology, and Consumer Staples. In contrast, the Portfolio’s most substantially underweight positions were Real Estate and Consumer Discretionary.

Heather K. McPherson

John D. Linehan

Mark S. Finn

Portfolio Managers

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year	Since Inception[2]
T. Rowe Price Large Cap Value Portfolio
Class A	-8.95	6.38	11.22	—
Class B	-9.16	6.11	10.94	—
Class E	-9.06	—	—	5.92
Russell 1000 Value Index	-8.27	5.95	11.18	—

1 The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 12/11/1989, 3/22/2001 and 4/23/2014, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings
% of Net Assets
JPMorgan Chase & Co.	4.0
Microsoft Corp.	3.4
Wells Fargo & Co.	3.3
Pfizer, Inc.	2.9
Chubb, Ltd.	2.6
Total S.A.(ADR)	2.6
Merck & Co., Inc.	2.4
Cisco Systems, Inc.	2.3
Twenty-First Century Fox, Inc. - Class B	2.3
Medtronic plc	2.3

Top Sectors
% of Net Assets
Financials	22.4
Health Care	15.4
Industrials	10.4
Information Technology	10.1
Energy	9.6
Consumer Staples	8.5
Utilities	6.5
Communication Services	6.5
Materials	3.8
Consumer Discretionary	2.9

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.53%	$1,000.00	$916.20	$2.56
	Hypothetical*	0.53%	$1,000.00	$1,022.53	$2.70

Class B (a)	Actual	0.78%	$1,000.00	$914.90	$3.76
	Hypothetical*	0.78%	$1,000.00	$1,021.27	$3.97

Class E (a)	Actual	0.68%	$1,000.00	$915.50	$3.28
	Hypothetical*	0.68%	$1,000.00	$1,021.78	$3.47

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—95.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.8%
Boeing Co. (The)	142,205	$45,861,113
Raytheon Co.	127,204	19,506,733
United Technologies Corp.	130,550	13,900,964

		79,268,810

Air Freight & Logistics—1.0%
United Parcel Service, Inc. - Class B	295,179	28,788,808

Airlines—1.4%
Southwest Airlines Co. (a)	851,758	39,589,712

Auto Components—0.9%
Magna International, Inc. (a)	576,437	26,199,062

Banks—11.9%
Citigroup, Inc.	562,156	29,265,841
Fifth Third Bancorp (a)	1,772,256	41,701,184
JPMorgan Chase & Co.	1,152,535	112,510,467
Signature Bank (a)	115,100	11,833,431
U.S. Bancorp	1,041,690	47,605,233
Wells Fargo & Co.	2,004,146	92,351,047

		335,267,203

Beverages—1.1%
PepsiCo, Inc.	280,922	31,036,263

Biotechnology—0.9%
Gilead Sciences, Inc.	407,731	25,503,574

Building Products—2.2%
Fortune Brands Home & Security, Inc.	613,000	23,287,870
Johnson Controls International plc	1,263,670	37,467,816

		60,755,686

Capital Markets—4.0%
Bank of New York Mellon Corp. (The)	821,905	38,687,068
Franklin Resources, Inc. (a)	781,700	23,185,222
Morgan Stanley	1,269,190	50,323,384

		112,195,674

Chemicals—2.3%
CF Industries Holdings, Inc. (a)	529,791	23,051,207
DowDuPont, Inc.	787,107	42,094,482

		65,145,689

Commercial Services & Supplies—0.4%
Stericycle, Inc. (a) (b)	290,821	10,670,222

Communications Equipment—2.3%
Cisco Systems, Inc. (a)	1,503,757	65,157,791

Construction Materials—0.2%
Vulcan Materials Co. (a)	61,603	6,086,376

Containers & Packaging—1.3%
International Paper Co. (a)	900,850	36,358,306

Diversified Financial Services—0.2%
AXA Equitable Holdings, Inc.	382,700	6,364,301

Diversified Telecommunication Services—2.6%
AT&T, Inc. (a)	323,000	9,218,420
Verizon Communications, Inc. (a)	1,113,653	62,609,572

		71,827,992

Electric Utilities—4.6%
Duke Energy Corp.	266,400	22,990,320
Evergy, Inc.	570,157	32,367,813
NextEra Energy, Inc. (a)	15,000	2,607,300
PG&E Corp. (b)	742,370	17,631,288
Southern Co. (The)	1,239,223	54,426,674

		130,023,395

Electronic Equipment, Instruments & Components—0.7%
TE Connectivity, Ltd.	268,394	20,298,638

Entertainment—2.3%
Twenty-First Century Fox, Inc. - Class B	1,360,662	65,012,430

Equity Real Estate Investment Trusts—1.5%
SL Green Realty Corp.	224,500	17,753,460
Weyerhaeuser Co.	1,092,133	23,874,027

		41,627,487

Food & Staples Retailing—1.5%
Walmart, Inc. (a)	446,884	41,627,245

Food Products—2.9%
Bunge, Ltd.	487,986	26,077,972
Tyson Foods, Inc. - Class A	1,033,696	55,199,366

		81,277,338

Health Care Equipment & Supplies—4.3%
Becton Dickinson & Co.	86,012	19,380,224
Hologic, Inc. (b)	619,918	25,478,630
Medtronic plc (a)	712,893	64,844,747
Zimmer Biomet Holdings, Inc.	108,000	11,201,760

		120,905,361

Health Care Providers & Services—1.7%
CVS Health Corp.	730,261	47,846,701

Hotels, Restaurants & Leisure—1.3%
Carnival Corp.	397,313	19,587,531
Las Vegas Sands Corp.	323,468	16,836,509

		36,424,040

Household Products—1.8%
Kimberly-Clark Corp.	434,813	49,542,593

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Industrial Conglomerates—0.7%
General Electric Co.	2,556,249	$19,350,805

Insurance—6.2%
American International Group, Inc.	891,545	35,135,789
Chubb, Ltd.	568,468	73,434,696
Loews Corp.	680,860	30,992,747
Marsh & McLennan Cos., Inc.	438,429	34,964,713

		174,527,945

Leisure Products—0.2%
Mattel, Inc. (a) (b)	551,455	5,509,035

Life Sciences Tools & Services—0.5%
Thermo Fisher Scientific, Inc.	60,875	13,623,216

Machinery—0.9%
Illinois Tool Works, Inc.	194,151	24,596,990

Media—1.6%
Comcast Corp. - Class A	959,409	32,667,876
News Corp. - Class A (a)	1,182,336	13,419,514

		46,087,390

Multi-Utilities—0.1%
Sempra Energy (a)	28,000	3,029,320

Multiline Retail—0.5%
Kohl’s Corp. (a)	189,264	12,555,774

Oil, Gas & Consumable Fuels—9.6%
Canadian Natural Resources, Ltd. (a)	781,558	18,858,995
EQT Corp. (a)	500,640	9,457,090
Equitrans Midstream Corp. (a) (b)	466,362	9,336,567
Exxon Mobil Corp. (a)	897,117	61,174,408
Hess Corp. (a)	446,266	18,073,773
Occidental Petroleum Corp.	607,361	37,279,818
Total S.A. (ADR)	1,399,780	73,040,520
TransCanada Corp. (a)	1,182,539	42,216,642

		269,437,813

Pharmaceuticals—7.8%
Johnson & Johnson	418,291	53,980,454
Merck & Co., Inc.	876,950	67,007,749
Perrigo Co. plc (a)	433,319	16,791,111
Pfizer, Inc.	1,841,995	80,403,082

		218,182,396

Professional Services—0.7%
Nielsen Holdings plc (a)	819,100	19,109,603

Road & Rail—0.4%
Canadian Pacific Railway, Ltd. (a)	57,377	10,191,303

Security Description	Shares/ Principal Amount*	Value

Semiconductors & Semiconductor Equipment—3.6%
Applied Materials, Inc.	687,627	22,512,908
QUALCOMM, Inc.	848,956	48,314,086
Texas Instruments, Inc. (a)	317,303	29,985,133

		100,812,127

Software—3.4%
Microsoft Corp.	945,179	96,001,831

Tobacco—1.3%
Philip Morris International, Inc.	544,255	36,334,464

Total Common Stocks (Cost $2,618,529,250)		2,684,150,709

Convertible Preferred Stocks—2.0%

Electric Utilities—1.0%
NextEra Energy, Inc. 6.123%, 09/01/19 (a)	479,723	27,651,234

Health Care Equipment & Supplies—0.2%
Becton Dickinson and Co. 6.125%, 05/01/20	112,517	6,488,855

Multi-Utilities—0.8%
Sempra Energy
6.000%, 01/15/21	189,918	18,063,101
6.750%, 07/15/21 (a)	45,416	4,379,919

		22,443,020

Total Convertible Preferred Stocks (Cost $53,106,360)		56,583,109

Short-Term Investment—2.5%

Mutual Fund—2.5%
T. Rowe Price Treasury Reserve Fund (c)	69,674,157	69,674,157

Total Short-Term Investments (Cost $69,674,157)		69,674,157

Securities Lending Reinvestments (d)—12.5%

Certificates of Deposit—5.0%
Banco Del Estado De Chile New York 2.720%, 1M LIBOR + 0.250%, 03/20/19 (e)	10,000,000	9,999,140
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (e)	5,000,000	4,999,875
Bank of Nova Scotia
2.890%, SOFR + 0.430%, 05/16/19 (e)	3,000,000	2,999,998
3.072%, 3M LIBOR + 0.280%, 03/20/19 (e)	3,000,000	3,001,197
Barclays Bank plc 2.500%, 02/01/19	3,000,000	2,999,613

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Canadian Imperial Bank of Commerce
2.556%, 3M LIBOR + 0.120%, 01/14/19 (e)	5,000,000	$4,999,360
2.740%, 1M LIBOR + 0.270%, 07/19/19 (e)	4,000,000	3,998,376
Commonwealth Bank of Australia
2.617%, 3M LIBOR + 0.140%, 04/23/19 (e)	1,000,000	1,000,003
2.642%, 1M LIBOR + 0.210%, 09/13/19 (e)	3,000,000	3,000,000
Cooperative Rabobank UA 2.608%, 3M LIBOR + 0.200%, 04/05/19 (e)	4,000,000	4,001,256
Credit Suisse AG 2.620%, 04/01/19	10,000,000	9,994,820
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	10,000,000	9,999,260
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (e)	2,000,000	2,000,012
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (e)	4,000,000	4,000,024
Natixis New York 2.810%, 1M LIBOR + 0.370%, 02/14/19 (e)	8,000,000	8,001,496
Royal Bank of Canada New York 2.665%, 1M LIBOR + 0.210%, 09/17/19 (e)	10,000,000	9,989,770
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (e)	7,000,000	6,999,426
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (e)	4,000,000	3,998,224
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (e)	13,000,000	12,999,623
Sumitomo Mitsui Banking Corp., New York
2.559%, 1M LIBOR + 0.180%, 03/05/19 (e)	2,000,000	1,999,526
2.665%, 1M LIBOR + 0.210%, 05/17/19 (e)	5,000,000	4,997,900
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/12/19	6,949,443	6,961,990
Svenska Handelsbanken AB
2.767%, 1M LIBOR + 0.380%, 12/10/19 (e)	2,000,000	1,999,934
2.799%, 1M LIBOR + 0.450%, 04/03/19 (e)	4,000,000	4,002,312
2.822%, 1M LIBOR + 0.300%, 10/31/19 (e)	3,000,000	2,999,298
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (e)	5,000,000	4,995,240
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (e)	3,000,000	2,999,981

		139,937,654

Commercial Paper—1.9%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (e)	5,000,000	4,998,615
Banco Santander S.A.
2.500%, 01/16/19	3,974,444	3,995,184
2.740%, 02/07/19	5,957,987	5,982,528
Bank of China, Ltd. 2.690%, 01/17/19	4,966,375	4,994,130
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (e)	15,000,000	15,001,395
Matchpoint Finance plc 2.890%, 05/08/19	1,970,939	1,978,506
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (e)	5,000,000	4,999,920

Commercial Paper—(Continued)
Toronto-Dominion Bank 2.729%, 11/05/19 (e)	3,000,000	2,999,670
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (e)	8,000,000	8,001,960

		52,951,908

Repurchase Agreements—5.4%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $15,115,000; collateralized by various Common Stock with an aggregate market value of $16,502,750.	15,000,000	15,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $2,506,781; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $2,720,797.	2,500,000	2,500,000
Citigroup Global Markets, Ltd.
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $3,700,512; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $3,774,003.	3,700,000	3,700,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $5,700,789; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $5,814,001.	5,700,000	5,700,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $2,800,428; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $2,856,000.	2,800,000	2,800,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $12,319,845; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $12,564,009.	12,317,656	12,317,656
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,015,027; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $11,082,647; collateralized by various Common Stock with an aggregate market value of $12,100,000.	11,000,000	11,000,000

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd.
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $18,002,560; collateralized by various Common Stock with an aggregate market value of $20,037,821.	18,000,000	$18,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $3,300,469; collateralized by various Common Stock with an aggregate market value of $3,673,600.	3,300,000	3,300,000
Societe Generale
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $7,201,012; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $7,887,426.	7,200,000	7,200,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $17,952,523; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $19,663,792.	17,950,000	17,950,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $35,004,919; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $38,341,656.	35,000,000	35,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $5,002,489; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $10,004,978; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $10,954,759.	10,000,000	10,000,000

		151,467,656

Time Deposit—0.2%
Royal Bank of Canada 2.420%, 01/02/19	6,000,000	6,000,000

Total Securities Lending Reinvestments (Cost $350,382,732)		350,357,218

Total Investments—112.6% (Cost $3,091,692,499)		3,160,765,193
Other assets and liabilities (net)—(12.6)%		(352,680,372)

Net Assets—100.0%		$2,808,084,821

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $345,025,433 and the collateral received consisted of cash in the amount of $350,286,844 and non-cash collateral with a value of $1,053,956. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe- keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(e)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(ADR)—	American Depositary Receipt
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$2,684,150,709	$—	$—	$2,684,150,709
Total Convertible Preferred Stocks*	56,583,109	—	—	56,583,109
Total Short-Term Investment*	69,674,157	—	—	69,674,157
Total Securities Lending Reinvestments*	—	350,357,218	—	350,357,218
Total Investments	$2,810,407,975	$350,357,218	$—	$3,160,765,193

Collateral for Securities Loaned (Liability)	$—	$(350,286,844)	$—	$(350,286,844)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$3,091,091,036
Affiliated investments at value (c)	69,674,157
Receivable for:
Fund shares sold	666,410
Dividends and interest	7,321,319
Dividends on affiliated investments	159,510
Prepaid expenses	8,760

Total Assets	3,168,921,192
Liabilities
Collateral for securities loaned	350,286,844
Payables for:
Investments purchased	7,383,565
Affiliated investments purchased	150,283
Fund shares redeemed	1,077,910
Accrued Expenses:
Management fees	1,233,807
Distribution and service fees	224,123
Deferred trustees’ fees	123,956
Other expenses	355,883

Total Liabilities	360,836,371

Net Assets	$2,808,084,821

Net Assets Consist of:
Paid in surplus	$2,337,410,859
Distributable earnings (Accumulated losses)	470,673,962

Net Assets	$2,808,084,821

Net Assets
Class A	$1,654,270,818
Class B	819,267,709
Class E	334,546,294
Capital Shares Outstanding*
Class A	57,757,364
Class B	28,858,215
Class E	11,739,308
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$28.64
Class B	28.39
Class E	28.50

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,022,018,342.
(b)	Includes securities loaned at value of $345,025,433.
(c)	Identified cost of affiliated investments was $69,674,157.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$86,831,628
Dividends from affiliated investments	1,212,622
Securities lending income	1,368,143

Total investment income	89,412,393
Expenses
Management fees	19,131,907
Administration fees	114,797
Custodian and accounting fees	187,405
Distribution and service fees—Class B	2,366,718
Distribution and service fees—Class E	595,699
Audit and tax services	44,662
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	131,685
Insurance	21,351
Miscellaneous	71,488

Total expenses	22,744,535
Less management fee waiver	(1,784,594)
Less broker commission recapture	(288)

Net expenses	20,959,653

Net Investment Income	68,452,740

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	350,142,020
Foreign currency transactions	20,282

Net realized gain	350,162,302

Net change in unrealized depreciation on:
Investments	(694,575,297)
Foreign currency transactions	(8,485)

Net change in unrealized depreciation	(694,583,782)

Net realized and unrealized loss	(344,421,480)

Net Increase (Decrease) in Net Assets From Operations	$(275,968,740)

(a)	Net of foreign withholding taxes of $1,258,117.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$68,452,740	$66,186,932
Net realized gain	350,162,302	305,339,740
Net change in unrealized appreciation (depreciation)	(694,583,782)	177,295,510

Increase (decrease) in net assets from operations	(275,968,740)	548,822,182

From Distributions to Shareholders (a)
Class A	(226,435,997)	(212,386,253)
Class B	(106,419,345)	(102,545,561)
Class E	(44,800,818)	(43,946,276)

Total distributions	(377,656,160)	(358,878,090)

Increase (decrease) in net assets from capital share transactions	(190,736,992)	195,973,098

Total increase (decrease) in net assets	(844,361,892)	385,917,190

Net Assets
Beginning of period	3,652,446,713	3,266,529,523

End of period	$2,808,084,821	$3,652,446,713 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	203,211	$6,810,205	5,737,648	$194,526,309
Reinvestments	7,152,116	226,435,997	6,567,293	212,386,253
Redemptions	(12,352,471)	(415,927,149)	(5,236,930)	(181,465,123)

Net increase (decrease)	(4,997,144)	$(182,680,947)	7,068,011	$225,447,439

Class B
Sales	1,629,930	$53,016,941	1,222,635	$41,760,893
Reinvestments	3,386,994	106,419,345	3,191,583	102,545,561
Redemptions	(4,607,376)	(152,334,772)	(4,772,683)	(162,375,941)

Net increase (decrease)	409,548	$7,101,514	(358,465)	$(18,069,487)

Class E
Sales	261,500	$8,702,623	410,507	$14,040,733
Reinvestments	1,420,895	44,800,818	1,363,944	43,946,276
Redemptions	(2,065,669)	(68,661,000)	(2,033,151)	(69,391,863)

Net decrease	(383,274)	$(15,157,559)	(258,700)	$(11,404,854)

Increase (decrease) derived from capital shares transactions		$(190,736,992)		$195,973,098

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(44,529,024)	$(167,857,229)
Class B	(19,682,397)	(82,863,164)
Class E	(8,735,747)	(35,210,529)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $65,943,463 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.45	$33.81	$34.09	$35.94	$32.15

Income (Loss) from Investment Operations
Net investment income (a)	0.71	0.69	0.82	0.66	0.57
Net realized and unrealized gain (loss)	(3.50)	4.78	4.08	(1.82)	3.73

Total income (loss) from investment operations	(2.79)	5.47	4.90	(1.16)	4.30

Less Distributions
Distributions from net investment income	(0.71)	(0.80)	(1.08)	(0.62)	(0.51)
Distributions from net realized capital gains	(3.31)	(3.03)	(4.10)	(0.07)	0.00

Total distributions	(4.02)	(3.83)	(5.18)	(0.69)	(0.51)

Net Asset Value, End of Period	$28.64	$35.45	$33.81	$34.09	$35.94

Total Return (%) (b)	(8.95)	17.27	16.20	(3.31)	13.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.59	0.59	0.59	0.59	0.59
Net ratio of expenses to average net assets (%) (c)(d)	0.54	0.54	0.56	0.56	0.56
Ratio of net investment income to average net assets (%)	2.12	2.02	2.51	1.88	1.69
Portfolio turnover rate (%)	20	32	27	33	19 (e)
Net assets, end of period (in millions)	$1,654.3	$2,224.4	$1,882.7	$1,899.2	$2,176.5

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$35.16	$33.57	$33.86	$35.71	$31.95

Income (Loss) from Investment Operations
Net investment income (a)	0.62	0.60	0.74	0.57	0.48
Net realized and unrealized gain (loss)	(3.46)	4.74	4.05	(1.83)	3.71

Total income (loss) from investment operations	(2.84)	5.34	4.79	(1.26)	4.19

Less Distributions
Distributions from net investment income	(0.62)	(0.72)	(0.98)	(0.52)	(0.43)
Distributions from net realized capital gains	(3.31)	(3.03)	(4.10)	(0.07)	0.00

Total distributions	(3.93)	(3.75)	(5.08)	(0.59)	(0.43)

Net Asset Value, End of Period	$28.39	$35.16	$33.57	$33.86	$35.71

Total Return (%) (b)	(9.16)	16.95	15.94	(3.59)	13.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.84	0.84	0.84	0.84
Net ratio of expenses to average net assets (%) (c)(d)	0.79	0.79	0.81	0.81	0.81
Ratio of net investment income to average net assets (%)	1.89	1.77	2.26	1.63	1.45
Portfolio turnover rate (%)	20	32	27	33	19 (e)
Net assets, end of period (in millions)	$819.3	$1,000.3	$967.0	$933.1	$1,094.7
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014(f)
Net Asset Value, Beginning of Period	$35.28	$33.67	$33.95	$35.82	$32.61

Income (Loss) from Investment Operations
Net investment income (a)	0.66	0.64	0.77	0.60	0.39
Net realized and unrealized gain (loss)	(3.48)	4.75	4.07	(1.82)	2.82

Total income (loss) from investment operations	(2.82)	5.39	4.84	(1.22)	3.21

Less Distributions
Distributions from net investment income	(0.65)	(0.75)	(1.02)	(0.58)	0.00
Distributions from net realized capital gains	(3.31)	(3.03)	(4.10)	(0.07)	0.00

Total distributions	(3.96)	(3.78)	(5.12)	(0.65)	0.00

Net Asset Value, End of Period	$28.50	$35.28	$33.67	$33.95	$35.82

Total Return (%) (b)	(9.06)	17.07	16.06	(3.48)	9.84	(g)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	0.74	0.74	0.74	0.74	(h)
Net ratio of expenses to average net assets (%) (c)(d)	0.69	0.69	0.71	0.71	0.71	(h)
Ratio of net investment income to average net assets (%)	1.98	1.87	2.36	1.73	1.65	(h)
Portfolio turnover rate (%)	20	32	27	33	19	(e)
Net assets, end of period (in millions)	$334.5	$427.7	$416.9	$415.2	$496.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(d)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.02% for the years ended December 31, 2018 through 2016. (see Note 5 of the Notes to Financial Statements).
(e)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.
(f)	Commencement of operations was April 23, 2014.
(g)	Periods less than one year are not computed on an annualized basis.
(h)	Computed on an annualized basis.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $151,467,656. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions, which are accounted for as secured borrowings.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(320,380,490)	$—	$—	$—	$(320,380,490)
Convertible Preferred Stocks	(29,906,354)	—	—	—	(29,906,354)
Total	$(350,286,844)	$—	$—	$—	$(350,286,844)
Total Borrowings	$(350,286,844)	$—	$—	$—	$(350,286,844)
Gross amount of recognized liabilities for securities lending transactions					$(350,286,844)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$655,876,560	$0	$1,110,838,337

During the year ended December 31, 2018, the Portfolio engaged in security transactions with other affiliated Portfolios. These amounted $4,355,240 in sales of investments, which are included above, and resulted in realized gains of $1,151,576.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.570% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2018, were $19,131,907.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period October 1, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	All Assets

Prior to October 1, 2018, the Adviser had agreed, for the period May 1, 2018 to September 30, 2018, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.025%	All Assets

An identical agreement was in place for the period May 1, 2017 to April 30, 2018. Amounts waived for the year December 31, 2018 amounted to $1,031,605 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2018 amounted to $752,989 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2018 is as follows:

Security Description	Market Value as of December 31, 2017	Purchases	Sales	Ending Value as of December 31, 2018	Income earned from affiliates during the period	Number of Shares held at December 31, 2018
T. Rowe Price Treasury Reserve Fund	$62,214,020	$394,130,329	$(386,670,192)	$69,674,157	$1,212,622	69,674,157

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$3,110,060,187
Gross unrealized appreciation	333,324,444
Gross unrealized depreciation	(282,619,438)

Net unrealized appreciation (depreciation)	$50,705,006

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$74,947,371	$99,490,475	$302,708,789	$259,387,615	$377,656,160	$358,878,090

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$70,143,709	$349,963,962	$50,699,826	$—	$470,807,497

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) - Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Large Cap Value Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Large Cap Value Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Large Cap Value Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-20

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-21

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-22

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Large Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

T. Rowe Price Large Cap Value Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2018. The Board also considered that the Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the one-, three-, and five-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were slightly below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size. In addition, the Board considered that the Adviser had negotiated reductions to the Portfolio’s sub-advisory fee schedule and that the Adviser agreed to waive a portion of its advisory fee in order for contract holders to benefit from the lower sub-advisory fee effective October 1, 2018.

BHFTI-24

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the T. Rowe Price Mid Cap Growth Portfolio returned -2.01%, -2.19%, and -2.11%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index1, returned -4.75%.

MARKET ENVIRONMENT / CONDITIONS

U.S. stocks declined in 2018, which marked the worst year for the U.S. equity market since 2008. Stocks rose for much of the year, though the advance was somewhat sluggish. Market volatility was elevated throughout 2018, thanks partly to rising interest rates. The Federal Reserve (the “Fed”) continued its normalization of monetary policy, with four short-term interest rate hikes in 2018, and the 10-year Treasury note yield reached a seven-year high of about 3.25% in early October. Heightened global trade tensions, especially between the U.S. and China, periodically weighed on U.S. and global equity markets throughout 2018.

While most major U.S. stock indexes reached all-time highs around the end of the third quarter, equities plunged in the final months of the year, with several indexes in or close to bear market territory—down at least 20% from recent highs—by the end of the year. Stocks fell sharply due to factors such as expectations for additional interest rate increases from the Fed in 2019; expectations for slowing corporate earnings growth in 2019, as the tailwinds from the late-2017 tax reform that boosted corporate earnings in 2018 subside; signs of slowing economic growth in different parts of the world; and increased U.S.-China tensions. Turmoil in the Trump administration also weighed on investor sentiment.

As measured by various Russell Indexes, growth stocks held up better than value stocks across all market capitalizations.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio performed better than its benchmark, the Russell Midcap Growth Index, for the period. Broadly speaking, stock selection contributed to relative performance, while sector allocation detracted.

Materials contributed significantly to relative performance, due to stock selection. Shares of Ball, a leading global manufacturer of metal food and beverage packaging products, rose after the company announced a strategically sound joint venture project and closed one of its smaller Brazilian plants. Shares of coatings company RPM jumped in late June 2018 and remained elevated following the announcement that activist investor Elliott Management had taken a sizable position in the company. Shares of industrial gas company Air Products & Chemicals were volatile but outperformed the broader materials industry.

In Communication Services, security selection and an underweight position benefited relative results. Shares of IAC/InterActieCorp, a media and internet services holding company, reacted positively to strong second-quarter results.

Financials benefited relative performance, due to stock selection. Shares of property and casualty insurer Willis Towers Watson were volatile, sinking after disappointing second-quarter results before appreciating following strong third-quarter results.

In contrast, despite a beneficial overweight position in Health Care, the sector hindered relative performance, due to security selection. Shares of specialty pharmaceutical company Alkermes stumbled over the period as uncertainty around the viability of the firm’s drug pipeline rattled investors. We continued to monitor health care utilization rates, economic conditions, and the regulatory landscape to help inform our bottom-up stock-picking process.

Elsewhere, in Consumer Staples, shares of food conglomerate Conagra Brands traded within a modest range for much of the period until mediocre third-quarter results pressured the stock.

At the end of the period, the Portfolio’s most substantially overweight positions relative to the Russell Midcap Growth Index were Industrials & Business Services, Materials, and Financials. In contrast, the Portfolio’s most substantially underweight position was Information Technology.

Brian W. H. Berghuis

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-1

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
T. Rowe Price Mid Cap Growth Portfolio
Class A	-2.01	9.55	16.32
Class B	-2.19	9.29	16.03
Class E	-2.11	9.39	16.13
Russell Midcap Growth Index	-4.75	7.42	15.12

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Teleflex, Inc.	2.6
Cooper Cos., Inc. (The)	2.1
Microchip Technology, Inc.	2.0
Keysight Technologies, Inc.	1.9
Hologic, Inc.	1.9
Willis Towers Watson plc	1.7
Textron, Inc.	1.7
Agilent Technologies, Inc.	1.7
Harris Corp.	1.6
Ball Corp.	1.5

Top Sectors

% of Net Assets
Information Technology	21.5
Industrials	19.3
Health Care	15.8
Consumer Discretionary	14.3
Financials	9.3
Materials	6.0
Consumer Staples	3.0
Energy	2.1
Communication Services	1.9
Utilities	1.1

BHFTI-2

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.73%	$1,000.00	$934.00	$3.56
	Hypothetical*	0.73%	$1,000.00	$1,021.53	$3.72

Class B (a)	Actual	0.98%	$1,000.00	$932.70	$4.77
	Hypothetical*	0.98%	$1,000.00	$1,020.27	$4.99

Class E (a)	Actual	0.88%	$1,000.00	$933.30	$4.29
	Hypothetical*	0.88%	$1,000.00	$1,020.77	$4.48

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-3

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—93.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.2%
BWX Technologies, Inc. (a)	170,000	$6,499,100
Harris Corp.	178,000	23,967,700
L3 Technologies, Inc.	29,000	5,036,140
Maxar Technologies, Ltd.	98,000	1,172,080
Textron, Inc.	548,000	25,202,520

		61,877,540

Airlines—0.9%
Alaska Air Group, Inc. (a)	66,000	4,016,100
United Continental Holdings, Inc. (b)	106,000	8,875,380

		12,891,480

Auto Components—1.1%
Aptiv plc	200,000	12,314,000
Visteon Corp. (a) (b)	56,000	3,375,680

		15,689,680

Automobiles—0.1%
Ferrari NV	13,000	1,292,720

Banks—1.0%
Fifth Third Bancorp	425,000	10,000,250
Webster Financial Corp. (a)	96,000	4,731,840

		14,732,090

Biotechnology—2.3%
Alkermes plc (b)	318,000	9,384,180
Alnylam Pharmaceuticals, Inc. (a) (b)	66,000	4,812,060
Exact Sciences Corp. (a) (b)	90,000	5,679,000
Incyte Corp. (b)	109,000	6,931,310
Sage Therapeutics, Inc. (b)	23,000	2,203,170
Seattle Genetics, Inc. (a) (b)	93,000	5,269,380

		34,279,100

Building Products—0.7%
Allegion plc (a)	133,000	10,601,430

Capital Markets—3.3%
Cboe Global Markets, Inc.	133,000	13,011,390
KKR & Co., Inc. - Class A	320,000	6,281,600
MarketAxess Holdings, Inc. (a)	27,000	5,705,370
Oaktree Capital Group LLC	67,000	2,663,250
TD Ameritrade Holding Corp.	437,000	21,395,520

		49,057,130

Chemicals—2.5%
Air Products & Chemicals, Inc.	107,000	17,125,350
RPM International, Inc.	212,000	12,461,360
Valvoline, Inc. (a)	371,000	7,178,850

		36,765,560

Commercial Services & Supplies—1.4%
KAR Auction Services, Inc. (a)	213,000	10,164,360

Commercial Services & Supplies—(Continued)
Waste Connections, Inc.	143,000	10,617,750

		20,782,110

Construction Materials—0.5%
Martin Marietta Materials, Inc. (a)	40,000	6,874,800

Consumer Finance—0.3%
SLM Corp. (a) (b)	471,000	3,914,010

Containers & Packaging—2.5%
Ardagh Group S.A.	25,000	277,000
Avery Dennison Corp.	53,000	4,760,990
Ball Corp.	490,000	22,530,200
Sealed Air Corp. (a)	259,000	9,023,560

		36,591,750

Diversified Consumer Services—0.8%
frontdoor, Inc. (a) (b)	132,000	3,512,520
ServiceMaster Global Holdings, Inc. (b)	214,000	7,862,360

		11,374,880

Electrical Equipment—1.5%
Sensata Technologies Holding plc (a) (b)	499,000	22,375,160

Electronic Equipment, Instruments & Components—3.6%
Coherent, Inc. (a) (b)	31,883	3,370,352
Corning, Inc.	532,000	16,071,720
Keysight Technologies, Inc. (b)	452,000	28,060,160
National Instruments Corp. (a)	125,000	5,672,500

		53,174,732

Entertainment—0.1%
Electronic Arts, Inc. (b)	21,000	1,657,110

Food & Staples Retailing—2.0%
Casey’s General Stores, Inc. (a)	101,000	12,942,140
Kroger Co. (The) (a)	307,000	8,442,500
Sprouts Farmers Market, Inc. (a) (b)	318,000	7,476,180

		28,860,820

Food Products—1.0%
Conagra Brands, Inc.	264,000	5,639,040
TreeHouse Foods, Inc. (a) (b)	186,000	9,432,060

		15,071,100

Gas Utilities—0.4%
Atmos Energy Corp.	58,000	5,377,760

Health Care Equipment & Supplies—7.8%
Cooper Cos., Inc. (The) (a)	120,000	30,540,000
Hologic, Inc. (b)	678,000	27,865,800
ICU Medical, Inc. (b)	28,276	6,493,018
IDEXX Laboratories, Inc. (b)	20,000	3,720,400
Teleflex, Inc.	146,000	37,738,080

See accompanying notes to financial statements.

BHFTI-4

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
West Pharmaceutical Services, Inc.	80,000	$7,842,400

		114,199,698

Health Care Providers & Services—0.7%
Acadia Healthcare Co., Inc. (a) (b)	198,000	5,090,580
MEDNAX, Inc. (a) (b)	158,000	5,214,000

		10,304,580

Health Care Technology—0.1%
athenahealth, Inc. (b)	14,000	1,847,020

Hotels, Restaurants & Leisure—6.0%
Aramark (a)	261,000	7,561,170
Darden Restaurants, Inc.	47,000	4,693,420
Dunkin’ Brands Group, Inc.	134,000	8,592,080
Hilton Worldwide Holdings, Inc.	133,000	9,549,400
Marriott International, Inc. - Class A (a)	106,000	11,507,360
MGM Resorts International	610,000	14,798,600
Norwegian Cruise Line Holdings, Ltd. (b)	452,000	19,160,280
Vail Resorts, Inc. (a)	59,000	12,438,380

		88,300,690

Industrial Conglomerates—1.2%
Roper Technologies, Inc.	66,000	17,590,320

Insurance—4.0%
Assurant, Inc.	85,000	7,602,400
Axis Capital Holdings, Ltd. (a)	92,000	4,750,880
Fidelity National Financial, Inc.	480,000	15,091,200
Progressive Corp. (The)	106,000	6,394,980
Willis Towers Watson plc (a)	168,000	25,512,480

		59,351,940

Interactive Media & Services—1.8%
IAC/InterActiveCorp (b)	122,000	22,330,880
Zillow Group, Inc. - Class A (a) (b)	28,000	880,040
Zillow Group, Inc. - Class C (a) (b)	85,000	2,684,300

		25,895,220

IT Services—6.7%
Black Knight, Inc. (b)	239,000	10,769,340
CoreLogic, Inc. (b)	319,000	10,660,980
Fidelity National Information Services, Inc.	105,000	10,767,750
Fiserv, Inc. (a) (b)	213,000	15,653,370
FleetCor Technologies, Inc. (b)	66,000	12,257,520
Gartner, Inc. (b)	54,000	6,903,360
Global Payments, Inc.	67,000	6,909,710
Shopify, Inc. - Class A (b)	19,000	2,630,550
Worldpay, Inc. - Class A (b)	279,000	21,323,970

		97,876,550

Life Sciences Tools & Services—3.2%
Agilent Technologies, Inc.	371,000	25,027,660
Bruker Corp. (a)	520,000	15,480,400

Security Description	Shares	Value

Life Sciences Tools & Services—(Continued)
IQVIA Holdings, Inc. (b)	53,000	$6,157,010

		46,665,070

Machinery—4.3%
Colfax Corp. (a) (b)	318,000	6,646,200
Fortive Corp. (a)	224,000	15,155,840
Gardner Denver Holdings, Inc. (b)	455,000	9,304,750
IDEX Corp.	154,000	19,444,040
Xylem, Inc.	200,000	13,344,000

		63,894,830

Metals & Mining—0.5%
Franco-Nevada Corp. (a)	106,000	7,438,020

Multi-Utilities—0.8%
Sempra Energy (a)	106,000	11,468,140

Multiline Retail—2.1%
Dollar General Corp. (a)	170,000	18,373,600
Dollar Tree, Inc. (b)	147,000	13,277,040

		31,650,640

Oil, Gas & Consumable Fuels—2.1%
Cabot Oil & Gas Corp. (a)	370,000	8,269,500
Centennial Resource Development, Inc. - Class A (a) (b)	268,000	2,953,360
Concho Resources, Inc. (b)	106,000	10,895,740
Continental Resources, Inc. (a) (b)	132,000	5,305,080
Venture Global LNG, Inc. - Series B (b) (c) (d) (e)	78	405,600
Venture Global LNG, Inc. - Series C (b) (c) (d) (e)	540	2,808,000

		30,637,280

Pharmaceuticals—1.7%
Amneal Pharmaceuticals, Inc. (a) (b)	387,000	5,236,110
Catalent, Inc. (a) (b)	414,000	12,908,520
Elanco Animal Health, Inc. (a) (b)	42,000	1,324,260
Perrigo Co. plc	132,000	5,115,000

		24,583,890

Professional Services—3.8%
CoStar Group, Inc. (b)	27,000	9,108,180
Equifax, Inc.	79,000	7,357,270
IHS Markit, Ltd. (b)	200,000	9,594,000
TransUnion	213,000	12,098,400
Verisk Analytics, Inc. (b)	160,000	17,446,400

		55,604,250

Real Estate Management & Development—0.1%
WeWork Cos., Inc. - Class A (b) (c) (d) (e)	34,388	1,781,642

Road & Rail—1.0%
J.B. Hunt Transport Services, Inc. (a)	45,000	4,186,800
Kansas City Southern	107,000	10,213,150

		14,399,950

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Semiconductors & Semiconductor Equipment—4.6%
Marvell Technology Group, Ltd.	609,000	$9,859,710
Maxim Integrated Products, Inc. (a)	199,000	10,119,150
Microchip Technology, Inc. (a)	399,000	28,696,080
Skyworks Solutions, Inc.	121,000	8,109,420
Xilinx, Inc.	133,000	11,327,610

		68,111,970

Software—6.2%
Atlassian Corp. plc - Class A (b)	133,000	11,834,340
CDK Global, Inc.	101,000	4,835,880
Ceridian HCM Holding, Inc. (a) (b)	42,000	1,448,580
DocuSign, Inc. (a) (b)	67,195	2,693,176
Guidewire Software, Inc. (a) (b)	38,000	3,048,740
Red Hat, Inc. (b)	65,000	11,416,600
Splunk, Inc. (a) (b)	68,000	7,129,800
SS&C Technologies Holdings, Inc.	144,000	6,495,840
Symantec Corp.	548,000	10,354,460
Tableau Software, Inc. - Class A (a) (b)	90,000	10,800,000
Workday, Inc. - Class A (b)	133,000	21,237,440

		91,294,856

Specialty Retail—2.7%
Burlington Stores, Inc. (b)	75,000	12,200,250
CarMax, Inc. (a) (b)	149,000	9,346,770
Michaels Cos., Inc. (The) (a) (b)	213,000	2,884,020
O’Reilly Automotive, Inc. (b)	27,000	9,296,910
Ulta Salon Cosmetics & Fragrance, Inc. (a) (b)	27,000	6,610,680

		40,338,630

Textiles, Apparel & Luxury Goods—1.5%
Tapestry, Inc.	638,000	21,532,500

Trading Companies & Distributors—0.3%
HD Supply Holdings, Inc. (b)	106,000	3,977,120

Total Common Stocks (Cost $1,111,783,990)		1,371,985,768

Convertible Preferred Stocks—0.9%

Internet & Direct Marketing Retail—0.2%
Roofoods, Ltd. - Series F (b) (c) (d) (e)	7,253	3,698,522

Real Estate Management & Development—0.6%
WeWork Cos., Inc. - Series D1 (b) (c) (d) (e)	89,839	4,654,559
WeWork Cos., Inc. - Series D2 (b) (c) (d) (e)	70,588	3,657,164

		8,311,723

Software—0.1%
Slack Technologies, Inc. - Series H (b) (c) (d) (e)	96,144	1,144,623

Total Convertible Preferred Stocks (Cost $6,380,366)		13,154,868

Short-Term Investment—6.4%
Security Description	Shares/ Principal Amount*	Value

Mutual Fund—6.4%
T. Rowe Price Treasury Reserve Fund (f)	93,732,854	$93,732,854

Total Short-Term Investments (Cost $93,732,854)		93,732,854

Securities Lending Reinvestments (g)—20.1%

Certificates of Deposit—11.9%
Banco Del Estado De Chile New York 2.820%, 1M LIBOR + 0.350%, 05/20/19 (h)	2,000,000	1,999,958
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (h)	3,000,000	2,999,925
Bank of Nova Scotia
2.890%, SOFR + 0.430%, 05/16/19 (h)	4,000,000	3,999,997
3.072%, 3M LIBOR + 0.280%, 03/20/19 (h)	10,000,000	10,003,990
Barclays Bank plc
2.500%, 02/01/19	2,000,000	1,999,742
2.547%, 1M LIBOR + 0.200%, 02/04/19 (h)	7,000,000	6,999,335
BNP Paribas S.A. New York 2.647%, 1M LIBOR + 0.300%, 06/04/19 (h)	4,000,000	3,998,392
Canadian Imperial Bank of Commerce
2.556%, 3M LIBOR + 0.120%, 01/14/19 (h)	5,000,000	4,999,360
2.740%, 1M LIBOR + 0.270%, 07/19/19 (h)	2,000,000	1,999,188
Citibank N.A. 2.490%, 02/04/19	3,000,000	2,999,583
Commonwealth Bank of Australia
2.617%, 3M LIBOR + 0.140%, 04/23/19 (h)	3,000,000	3,000,009
2.642%, 1M LIBOR + 0.210%, 09/13/19 (h)	3,000,000	3,000,000
Credit Agricole S.A. 2.500%, 02/12/19	5,000,000	4,999,150
Credit Industriel et Commercial Zero Coupon, 01/25/19	2,961,684	2,994,900
Credit Suisse AG
2.620%, 04/01/19	5,000,000	4,997,410
2.890%, SOFR + 0.430%, 05/02/19 (h)	3,000,000	2,999,964
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	6,947,412	6,992,860
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (h)	4,000,000	4,000,024
Natixis New York
2.705%, 3M LIBOR + 0.090%, 05/10/19 (h)	5,000,000	4,996,850
2.731%, 3M LIBOR + 0.190%, 02/01/19 (h)	5,000,000	4,998,880
2.810%, 1M LIBOR + 0.370%, 02/14/19 (h)	3,000,000	3,000,561
Royal Bank of Canada New York
2.650%, 1M LIBOR + 0.250%, 01/11/19 (h)	2,000,000	2,000,016
2.665%, 1M LIBOR + 0.210%, 09/17/19 (h)	7,000,000	6,992,839
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (h)	5,000,000	4,999,590
Standard Chartered plc
2.686%, 1M LIBOR + 0.180%, 02/25/19 (h)	11,000,000	10,999,681
2.717%, 3M LIBOR + 0.230%, 04/24/19 (h)	3,000,000	2,999,346
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (h)	5,000,000	4,998,165
2.700%, 02/25/19	2,000,000	2,000,184

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (g)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp., New York 2.665%, 1M LIBOR + 0.210%, 05/17/19 (h)	5,000,000	$4,997,900
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 03/12/19	6,949,443	6,961,990
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (h)	6,000,000	5,999,730
2.767%, 1M LIBOR + 0.380%, 12/10/19 (h)	5,000,000	4,999,835
2.822%, 1M LIBOR + 0.300%, 10/31/19 (h)	4,000,000	3,999,064
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (h)	5,000,000	4,995,240
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (h)	4,000,000	4,000,000
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (h)	8,000,000	8,006,939
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (h)	8,000,000	7,999,950

		174,930,547

Commercial Paper—3.3%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (h)	4,000,000	3,998,892
Banco Santander S.A. 2.740%, 02/07/19	4,964,989	4,985,440
Bank of China, Ltd. 2.690%, 01/17/19	4,966,375	4,994,130
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (h)	2,000,000	2,000,000
ING Funding LLC
2.707%, 1M LIBOR + 0.320%, 02/08/19 (h)	8,000,000	8,000,744
2.725%, 3M LIBOR + 0.110%, 05/10/19 (h)	5,000,000	4,999,410
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (h)	5,000,000	4,999,920
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (h)	10,000,000	10,002,450
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (h)	5,000,000	4,999,800

		48,980,786

Repurchase Agreements—4.6%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $3,526,833; collateralized by various Common Stock with an aggregate market value of $3,850,642.	3,500,000	3,500,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $5,013,563; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $5,441,594.	5,000,000	5,000,000
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $3,727,799; collateralized by various Common Stock with an aggregate market value of $4,070,000.	3,700,000	3,700,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $15,112,700; collateralized by various Common Stock with an aggregate market value of $16,500,000.	15,000,000	$15,000,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $7,503,777; collateralized by various Common Stock with an aggregate market value of $8,349,914.	7,500,000	7,500,000
Nomura Securities International, Inc. Repurchase Agreement dated 12/31/18 at 2.950%, due on 01/02/19 with a maturity value of $14,802,426; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 6.500%, maturity dates ranging from 02/15/19 - 08/15/48, and an aggregate market value of $15,096,000.	14,800,000	14,800,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $6,041,944; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $6,617,873.	6,041,095	6,041,095
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $1,400,697; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,533,666.	1,400,000	1,400,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $10,004,978; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $10,954,759.	10,000,000	10,000,000

		66,941,095

Time Deposit—0.3%
Royal Bank of Canada 2.420%, 01/02/19	4,000,000	4,000,000

Total Securities Lending Reinvestments (Cost $294,871,941)		294,852,428

Total Investments—120.8% (Cost $1,506,769,151)		1,773,725,918
Other assets and liabilities (net)—(20.8)%		(304,853,682)

Net Assets—100.0%		$1,468,872,236

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $291,241,695 and the collateral received consisted of cash in the amount of $294,730,998 and non-cash collateral with a

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

value of $1,457,993. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe- keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of December 31, 2018, the market value of restricted securities was $18,150,110, which is 1.2% of net assets. See details shown in the Restricted Securities table that follows.
(d)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 1.2% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(g)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(h)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Restricted Securities	Acquisition Date	Shares	Cost	Value
Roofoods, Ltd. - Series F	09/12/17	7,253	$2,564,447	$3,698,522
Slack Technologies, Inc. - Series H	08/17/18	96,144	1,144,623	1,144,623
Venture Global LNG, Inc. - Series B	03/08/18	78	235,560	405,600
Venture Global LNG, Inc. - Series C	10/16/17-03/08/18	540	1,987,525	2,808,000
WeWork Cos., Inc. - Class A	12/09/14-05/26/15	34,388	498,861	1,781,642
WeWork Cos., Inc. - Series D1	12/09/14	89,839	1,495,924	4,654,559
WeWork Cos., Inc. - Series D2	12/09/14	70,588	1,175,372	3,657,164

				$18,150,110

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$61,877,540	$—	$—	$61,877,540
Airlines	12,891,480	—	—	12,891,480
Auto Components	15,689,680	—	—	15,689,680
Automobiles	1,292,720	—	—	1,292,720
Banks	14,732,090	—	—	14,732,090
Biotechnology	34,279,100	—	—	34,279,100
Building Products	10,601,430	—	—	10,601,430
Capital Markets	49,057,130	—	—	49,057,130
Chemicals	36,765,560	—	—	36,765,560

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Commercial Services & Supplies	$20,782,110	$—	$—	$20,782,110
Construction Materials	6,874,800	—	—	6,874,800
Consumer Finance	3,914,010	—	—	3,914,010
Containers & Packaging	36,591,750	—	—	36,591,750
Diversified Consumer Services	11,374,880	—	—	11,374,880
Electrical Equipment	22,375,160	—	—	22,375,160
Electronic Equipment, Instruments & Components	53,174,732	—	—	53,174,732
Entertainment	1,657,110	—	—	1,657,110
Food & Staples Retailing	28,860,820	—	—	28,860,820
Food Products	15,071,100	—	—	15,071,100
Gas Utilities	5,377,760	—	—	5,377,760
Health Care Equipment & Supplies	114,199,698	—	—	114,199,698
Health Care Providers & Services	10,304,580	—	—	10,304,580
Health Care Technology	1,847,020	—	—	1,847,020
Hotels, Restaurants & Leisure	88,300,690	—	—	88,300,690
Industrial Conglomerates	17,590,320	—	—	17,590,320
Insurance	59,351,940	—	—	59,351,940
Interactive Media & Services	25,895,220	—	—	25,895,220
IT Services	97,876,550	—	—	97,876,550
Life Sciences Tools & Services	46,665,070	—	—	46,665,070
Machinery	63,894,830	—	—	63,894,830
Metals & Mining	7,438,020	—	—	7,438,020
Multi-Utilities	11,468,140	—	—	11,468,140
Multiline Retail	31,650,640	—	—	31,650,640
Oil, Gas & Consumable Fuels	27,423,680	—	3,213,600	30,637,280
Pharmaceuticals	24,583,890	—	—	24,583,890
Professional Services	55,604,250	—	—	55,604,250
Real Estate Management & Development	—	—	1,781,642	1,781,642
Road & Rail	14,399,950	—	—	14,399,950
Semiconductors & Semiconductor Equipment	68,111,970	—	—	68,111,970
Software	91,294,856	—	—	91,294,856
Specialty Retail	40,338,630	—	—	40,338,630
Textiles, Apparel & Luxury Goods	21,532,500	—	—	21,532,500
Trading Companies & Distributors	3,977,120	—	—	3,977,120
Total Common Stocks	1,366,990,526	—	4,995,242	1,371,985,768
Total Convertible Preferred Stocks*	—	—	13,154,868	13,154,868
Total Short-Term Investment*	93,732,854	—	—	93,732,854
Total Securities Lending Reinvestments*	—	294,852,428	—	294,852,428
Total Investments	$1,460,723,380	$294,852,428	$18,150,110	$1,773,725,918

Collateral for Securities Loaned (Liability)	$—	$(294,730,998)	$—	$(294,730,998)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2018

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2017	Change in Unrealized Appreciation	Purchases	Balance as of December 31, 2018	Change in Unrealized Appreciation from Investments Held at December 31, 2018
Common Stocks
Oil, Gas & Consumable Fuels	$1,791,225	$990,515	$431,860	$3,213,600	$990,515
Real Estate Management & Development	1,576,690	204,952	—	1,781,642	204,952
Convertible Preferred Stocks
Internet & Direct Marketing Retail	2,564,447	1,134,075	—	3,698,522	1,134,075
Real Estate Management & Development	7,355,578	956,145	—	8,311,723	956,145
Software	—	—	1,144,623	1,144,623	—

	$13,287,940	$3,285,687	$1,576,483	$18,150,110	$3,285,687

	Fair Value at December 31, 2018	Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Oil, Gas & Consumable Fuels	$3,213,600	Market Transaction Method	Precedent Transaction	$5,200.00	$5,200.00	$5,200.00	Increase
Real Estate Management & Development	1,781,642	Market Transaction Method	Precedent Transaction	$51.81	$51.81	$51.81	Increase
Convertible Preferred Stocks
Internet & Direct Marketing Retail	3,698,522	Market Transaction Method	Precedent Transactions	$353.57	$353.57	$353.57	Increase
		Market Aligned Multiples	Enterprise Value/Gross Profit	15.1x	15.1x	15.1x	Increase
			Enterprise Value/Gross Merchandise Value	2.0x	2.0x	2.0x	Increase
			Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Real Estate Management & Development	8,311,723	Market Transaction Method	Precedent Transaction	$51.81	$51.81	$51.81	Increase
Software	1,144,623	Market Transaction Method	Precedent Transaction	$11.91	$11.91	$11.91	Increase

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,679,993,064
Affiliated investments at value (c)	93,732,854
Cash	22,820
Cash denominated in foreign currencies (d)	7,215
Receivable for:
Investments sold	188,461
Fund shares sold	232,357
Dividends	608,464
Dividends on affiliated investments	196,742
Prepaid expenses	4,499

Total Assets	1,774,986,476
Liabilities
Collateral for securities loaned	294,730,998
Payables for:
Investments purchased	8,997,314
Affiliated investments purchased	188,024
Fund shares redeemed	693,845
Accrued Expenses:
Management fees	908,782
Distribution and service fees	203,499
Deferred trustees’ fees	123,956
Other expenses	267,822

Total Liabilities	306,114,240

Net Assets	$1,468,872,236

Net Assets Consist of:
Paid in surplus	$924,847,991
Distributable earnings (Accumulated losses)	544,024,245

Net Assets	$1,468,872,236

Net Assets
Class A	$527,733,391
Class B	920,949,772
Class E	20,189,073
Capital Shares Outstanding*
Class A	51,781,289
Class B	99,135,068
Class E	2,091,420
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.19
Class B	9.29
Class E	9.65

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $291,241,695.
(b)	Identified cost of investments, excluding affiliated investments, was $1,413,036,297.
(c)	Identified cost of affiliated investments was $93,732,854.
(d)	Identified cost of cash denominated in foreign currencies was $7,215.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$13,634,481
Dividends from affiliated investments	2,075,459
Securities lending income	1,494,149

Total investment income	17,204,089
Expenses
Management fees	12,902,663
Administration fees	62,613
Custodian and accounting fees	137,579
Distribution and service fees—Class B	2,672,668
Distribution and service fees—Class E	36,200
Audit and tax services	49,450
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	124,732
Insurance	11,077
Miscellaneous	27,511

Total expenses	16,103,316
Less management fee waiver	(716,287)
Less broker commission recapture	(135)

Net expenses	15,386,894

Net Investment Income	1,817,195

Net Realized and Unrealized Gain (Loss)
Net realized gain on:
Investments	276,426,123
Foreign currency transactions	2,804

Net realized gain	276,428,927

Net change in unrealized appreciation (depreciation) on:
Investments	(292,784,234)
Foreign currency transactions	109

Net change in unrealized depreciation	(292,784,125)

Net realized and unrealized loss	(16,355,198)

Net Decrease in Net Assets From Operations	$(14,538,003)

(a)	Net of foreign withholding taxes of $73,879.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$1,817,195	$(870,219)
Net realized gain	276,428,927	235,944,661
Net change in unrealized appreciation (depreciation)	(292,784,125)	144,886,126

Increase (decrease) in net assets from operations	(14,538,003)	379,960,568

From Distributions to Shareholders (a)
Class A	(80,236,054)	(53,031,193)
Class B	(151,992,970)	(93,533,444)
Class E	(3,284,881)	(1,976,268)

Total distributions	(235,513,905)	(148,540,905)

Decrease in net assets from capital share transactions	(65,212,600)	(53,978,440)

Total increase (decrease) in net assets	(315,264,508)	177,441,223

Net Assets
Beginning of period	1,784,136,744	1,606,695,521

End of period	$1,468,872,236	$1,784,136,744 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	1,642,008	$19,137,564	3,054,016	$34,661,069
Reinvestments	7,138,439	80,236,054	4,865,247	53,031,193
Redemptions	(13,243,654)	(158,965,971)	(8,626,894)	(97,209,339)

Net decrease	(4,463,207)	$(59,592,353)	(707,631)	$(9,517,077)

Class B
Sales	3,278,927	$34,911,531	3,594,196	$37,728,820
Reinvestments	14,814,129	151,992,970	9,269,915	93,533,444
Redemptions	(17,831,782)	(192,123,515)	(16,750,118)	(175,524,143)

Net increase (decrease)	261,274	$(5,219,014)	(3,886,007)	$(44,261,879)

Class E
Sales	200,170	$2,294,250	174,116	$1,872,674
Reinvestments	308,440	3,284,881	189,661	1,976,268
Redemptions	(536,984)	(5,980,364)	(374,314)	(4,048,426)

Net decrease	(28,374)	$(401,233)	(10,537)	$(199,484)

Decrease derived from capital shares transactions		$(65,212,600)		$(53,978,440)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were from net realized capital gains.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $(129,871) as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$11.92	$10.37	$11.39		$12.52	$12.29

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.03	0.01	0.01	(b)	0.00 (c)	(0.01)
Net realized and unrealized gain (loss)	(0.12)	2.51	0.64		0.91	1.45

Total income (loss) from investment operations	(0.09)	2.52	0.65		0.91	1.44

Less Distributions
Distributions from net realized capital gains	(1.64)	(0.97)	(1.67)		(2.04)	(1.21)

Total distributions	(1.64)	(0.97)	(1.67)		(2.04)	(1.21)

Net Asset Value, End of Period	$10.19	$11.92	$10.37		$11.39	$12.52

Total Return (%) (d)	(2.01)	25.13	6.52		6.88	13.04

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	0.78	0.78		0.78	0.78
Net ratio of expenses to average net assets (%) (e)	0.74	0.74	0.73		0.74	0.74
Ratio of net investment income (loss) to average net assets (%)	0.26	0.11	0.11	(b)	0.02	(0.08)
Portfolio turnover rate (%)	24	25	26		25	23
Net assets, end of period (in millions)	$527.7	$670.2	$590.7		$602.3	$639.3

	Class B
	Year Ended December 31,
	2018	2017	2016		2015	2014
Net Asset Value, Beginning of Period	$11.02	$9.68	$10.77		$11.96	$11.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.00 (c)	(0.02)	(0.01	)(b)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	(0.09)	2.33	0.59		0.88	1.39

Total income (loss) from investment operations	(0.09)	2.31	0.58		0.85	1.35

Less Distributions
Distributions from net realized capital gains	(1.64)	(0.97)	(1.67)		(2.04)	(1.21)

Total distributions	(1.64)	(0.97)	(1.67)		(2.04)	(1.21)

Net Asset Value, End of Period	$9.29	$11.02	$9.68		$10.77	$11.96

Total Return (%) (d)	(2.19)	24.74	6.22		6.67	12.77

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.03	1.03	1.03		1.03	1.03
Net ratio of expenses to average net assets (%) (e)	0.99	0.99	0.98		0.99	0.99
Ratio of net investment income (loss) to average net assets (%)	0.01	(0.14)	(0.14	)(b)	(0.23)	(0.33)
Portfolio turnover rate (%)	24	25	26		25	23
Net assets, end of period (in millions)	$920.9	$1,089.8	$994.8		$1,030.3	$1,072.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017		2016		2015	2014
Net Asset Value, Beginning of Period	$11.38	$9.96		$11.02		$12.19	$12.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01	(0.00	)(c)	(0.00	)(b)(c)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	(0.10)	2.39		0.61		0.89	1.42

Total income (loss) from investment operations	(0.09)	2.39		0.61		0.87	1.39

Less Distributions
Distributions from net realized capital gains	(1.64)	(0.97)		(1.67)		(2.04)	(1.21)

Total distributions	(1.64)	(0.97)		(1.67)		(2.04)	(1.21)

Net Asset Value, End of Period	$9.65	$11.38		$9.96		$11.02	$12.19

Total Return (%) (d)	(2.11)	24.85		6.36		6.72	12.92

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.93	0.93		0.93		0.93	0.93
Net ratio of expenses to average net assets (%) (e)	0.89	0.89		0.88		0.89	0.89
Ratio of net investment income (loss) to average net assets (%)	0.11	(0.04)		(0.04	)(b)	(0.13)	(0.23)
Portfolio turnover rate (%)	24	25		26		25	23
Net assets, end of period (in millions)	$20.2	$24.1		$21.2		$22.1	$22.4

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Net investment income (loss) was less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-15

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. Book-tax differences are due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

BHFTI-16

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $66,941,095. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

BHFTI-17

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$385,852,679	$0	$686,552,638

During the year ended December 31, 2018, the Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio. These amounted to $3,488,913 in sales of investments, which are included above and resulted in realized gains of $1,015,955.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.750% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2018 were $12,902,663.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - The Subadviser has agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by the Subadviser for the Trust and Brighthouse Funds Trust II (“BHFTII”) in the aggregate exceed $750 million, (ii) the Subadviser subadvises three or more portfolios of the Trust and BHFTII in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, the Subadviser will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTII average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived for the year ended December 31, 2018 are shown as management fee waivers in the Statement of Operations.

BHFTI-18

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the year ended December 31, 2018 is as follows:

Security Description	Market Value December 31, 2017	Purchases	Sales	Ending Value as of December 31, 2018	Income earned from affiliates during the period	Number of shares held at December 31, 2018
T. Rowe Price Treasury Reserve Fund	$83,016,042	$306,111,396	$(295,394,584)	$93,732,854	$2,075,459	93,732,854

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,509,195,372
Gross unrealized appreciation	353,571,108
Gross unrealized depreciation	(89,040,562)

Net unrealized appreciation (depreciation)	$264,530,546

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$13,036,353	$6,765,838	$222,477,552	$141,775,067	$235,513,905	$148,540,905

BHFTI-19

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation	Accumulated Capital Losses	Total
$18,742,755	$260,874,776	$264,530,669	$—	$544,148,200

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-20

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of T. Rowe Price Mid Cap Growth Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the T. Rowe Price Mid Cap Growth Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the T. Rowe Price Mid Cap Growth Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-21

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-22

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-23

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-24

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-25

Brighthouse Funds Trust I

T. Rowe Price Mid Cap Growth Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

T. Rowe Price Mid Cap Growth Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and T. Rowe Price Associates, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2018, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2018. The Board also considered that the Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the five-year period ended September 30, 2018, and underperformed its benchmark for the one-year and three-year periods ended September 30, 2018.

The Board also considered that the Portfolio’s actual management fees were below the median of the Expense Group and Expense Universe, but above the median of the Sub-advised Expense Universe. The Board also considered that the Portfolio’s total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were above the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-26

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A and B shares of the TCW Core Fixed Income Portfolio returned 0.23% and 0.07%, respectively. The Portfolio’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1, returned 0.01%.

MARKET ENVIRONMENT / CONDITIONS

After an impressive start to the year that saw the persistence of 2017’s animal spirits, markets were on shaky footing to begin 2018. Although there was no single catalyst for the volatility spike, investors seemed to be pricing in the reality of tighter global liquidity conditions combined with a continued rate policy normalization undertaken by the U.S. Federal Reserve Bank (the “Fed”). However, encouraging signs appeared across the macroeconomic spectrum over the middle part of the year, including low unemployment, firmer inflation, accelerating retail sales, encouraging trade negotiations, and a brisk 4.2% annualized growth rate for second quarter U.S. gross domestic product (notwithstanding some headwinds from emerging markets). Over the fourth quarter, a harsh financial winter blew in, especially in December, as investment markets were whipsawed by concerns regarding slowing global growth, trade tensions between the U.S. and China, and monetary policy uncertainty. Volatility as measured by the CBOE Volatility Index registered a sustained gain —closing above 30 for three consecutive days in December (versus a long-term average near 20)—which further dampened the mood of investors who faced a liquidity constrained environment at year-end.

Overall, the year is one of repriced expectations, as the defining feature of this cycle,—central bank support, continued to be withdrawn. In addition to the ongoing reduction in its balance sheet, the Fed has raised rates nine times since 2015, bringing the target range for the federal funds rate to 2.25%-2.50% at the end of 2018. Recent market volatility and concerns about the economic outlook led many investors to expect the Fed to pause rate hikes in 2019, even as the Fed itself maintained a tightening bias. In our view, the mismatch in expectations between the market and the Fed regarding the path of rates increases the possibility for a policy misstep, potentially adding to the numerous downside risks facing the economy. The Fed did adjust its growth outlook downward, coinciding with softer manufacturing and housing market data, which further contributed to a substantial drop in consumer optimism just months after the gauge hit an 18-year high. Notably, housing is a leading indicator, and current data points suggest a tightening environment going forward as home sales have been sluggish against a backdrop of challenged affordability and early 2018’s rising mortgage rates. Meanwhile, the Treasury yield curve has flattened as inflation expectations collapsed and inverted between 2- and 5-Year maturities in mid-December. Whether the front-end inversion was a classic recession signal or just a short-term kink that can be explained away by technical factors, it sent a warning flag to investors as the impact of tax cuts and deregulation fade. The high-level view suggested a decade-old economic recovery that is losing steam, while growth prospects are burdened with an enormous debt build-up that will be increasingly more difficult to service prospectively.

Investors began to price in the effects of higher short-term rates and a flatter yield curve toward the end of 2018, which culminated into a market sell-off. Equities were the hardest hit, with the S&P 500 Index ending lower by 4.4% for the year. Bond markets were not immune to the volatility. Although the Bloomberg Barclays U.S. Aggregate Bond Index (the “Index”) was relatively flat on a total return basis, the Index lagged duration-matched Treasuries by approximately 100 basis points (“bps”) as spreads widened 18 bps. High yield credit bonds repriced considerably, down 2.1% and lagged comparable Treasuries by nearly 360 bps as spreads widened over 180 bps. Investment grade credit bonds also delivered negative total returns (-2.5%) to trail duration-matched Treasuries by 315 bps as spreads widened 60 bps. The general theme among credit was one of lower quality underperformance, with suppressed issuance and slowing fund flows to cap the year. In the securitized market, non-agency Mortgage-Backed Securities (“MBS”) gained just over 4.0% for 2018 despite struggling toward the end of the year alongside the broader market, with the sector outpacing all other fixed income spread products as fundamentals in the sector remained relatively sound. Asset-Backed Securities (“ABS”) gained 1.8% and outperformed comparable Treasuries by 13 bps, though spreads moderately widened by 17 bps. Agency MBS gained 1.0%, though spreads widened to 35 bps, levels last seen in 2013. Commercial MBS (“CMBS”) followed with total returns of 0.8% and trailed Treasuries by nearly 40 bps on a duration-adjusted basis as spreads widened 24 bps.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed the Index for the 12-month period ending December 31, 2018. As rates marched higher in 2018, the duration of the Portfolio was extended from being short the Index at the start of the year to being modestly long at the end of the year. Overall, the Portfolio’s duration positioning contributed to relative performance, and benefited from rising rates over the first half of the year, and from being long when rates fell during the fourth quarter.

The Portfolio’s conservative positioning among credit bonds rewarded performance as spreads widened throughout the year (particularly in the fourth quarter). Holdings continued to favor regulated sectors like senior financials and utility credits, and defensive industrials like communications and consumer non-cyclicals, all of which widened, but to a lesser degree than manufacturing, cyclicals, and commodity-related sectors. As risk premiums increased in these higher beta sectors, valuations became more attractive, and select credits were added across a variety of sectors including autos and manufacturing, though the impact was negative in the fourth quarter as spreads continued to widen. The Portfolio remained underweight non-U.S. sovereigns and emerging markets, which were among the worst performers in the fixed income market as the dollar strengthened and investors migrated into safer assets amidst volatility. However, indiscriminate selling in high yield and emerging markets also provided opportunities to expand the risk budget in a disciplined

BHFTI-1

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Managed by TCW Investment Management Company

Portfolio Manager Commentary*—(Continued)

fashion. Finally, the overweight to securitized products detracted from performance as spreads widened in sympathy with the broader markets.

At period end, the Portfolio held a longer duration relative to the Index. Overall sector positioning remained defensive and emphasized credits such as regulated financials and defensive sectors like utilities, pharmaceuticals, communications and non-profit hospitals. Outside of credit bonds, securitized product exposure remained high quality and focused on attractive legacy non-agency MBS. Within agency MBS, the Portfolio favored strong liquidity characteristics and high-quality issues, but uncertainty remained as the Fed continued to shrink its holdings, and therefore positioning was largely in line with the Index. Within CMBS, the emphasis remained on agency CMBS, though the exposure was trimmed over the period in favor of better opportunities. The non-agency CMBS allocation continued to emphasize seasoned issues at the top of the capital structure and single asset single borrower deals to avoid the underwriting challenges faced by current vintage private label issues. ABS held in the Portfolio favored federally guaranteed Student Loans, with an additional focus on AAA-rated Collateralized Loan Obligations that appeared attractively valued.

Rivelle, Tad

Whalen, Bryan

Landmann, Laird

Kane, Stephen

Portfolio Managers

TCW Investment Management Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	Since Inception[2]
TCW Core Fixed Income Portfolio
Class A	0.23	1.41
Class B	0.07	1.24
Bloomberg Barclays U.S. Aggregate Bond Index	0.01	1.49

1 The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

2 Inception date of the Class A and Class B shares is 5/1/2015. The since inception return of the index is based on the Portfolio’s inception date.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	50.5
Corporate Bonds & Notes	32.7
Asset-Backed Securities	10.7
Mortgage-Backed Securities	5.7
Municipals	0.5

BHFTI-3

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

TCW Core Fixed Income Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.44%	$1,000.00	$1,016.30	$2.24
	Hypothetical*	0.44%	$1,000.00	$1,022.99	$2.24

Class B (a)	Actual	0.69%	$1,000.00	$1,014.30	$3.50
	Hypothetical*	0.69%	$1,000.00	$1,021.73	$3.52

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—50.5% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—31.8%
Fannie Mae 15 Yr. Pool 3.000%, 06/01/32	1,844,916	$1,842,211
3.000%, TBA (a)	925,000	923,014
Fannie Mae 30 Yr. Pool 3.000%, 07/01/45	18,550,708	18,148,294
3.500%, 12/01/47	21,227,438	21,235,588
3.500%, 01/01/48	15,408,579	15,416,842
3.500%, 02/01/48	20,276,193	20,284,084
3.500%, 04/01/48	8,234,762	8,238,009
3.500%, TBA (a)	12,685,000	12,686,762
4.000%, 04/01/47	1,825,714	1,862,469
4.000%, 06/01/47	12,049,570	12,291,225
4.000%, 07/01/47	12,498,409	12,748,659
4.000%, 01/01/48	4,903,634	5,004,411
4.000%, 04/01/48	1,208,811	1,237,064
4.000%, TBA (a)	3,920,000	3,997,255
4.500%, 02/01/46	4,735,035	4,932,494
4.500%, 05/01/48	20,654,100	21,408,715
4.500%, 08/01/48	11,581,113	12,000,722
Fannie Mae Pool 2.740%, 03/01/25	2,063,111	2,040,409
2.740%, 03/01/26	3,855,000	3,774,749
2.950%, 05/01/31	4,203,205	4,006,733
3.030%, 03/01/31	1,047,662	1,003,074
3.210%, 11/01/37	5,539,696	5,230,878
3.260%, 12/01/25	10,970,000	11,076,383
3.320%, 08/01/26	1,895,000	1,910,111
3.490%, 02/01/33	4,000,000	3,923,392
3.500%, 01/01/44	6,562,250	6,603,160
3.580%, 03/01/27	2,795,303	2,857,788
3.690%, 05/01/30	8,760,000	8,889,761
4.520%, 08/01/19	3,959,998	3,989,776
Fannie Mae REMICS (CMO) 3.500%, 01/25/47	17,665,215	17,911,736
3.500%, 06/25/47	7,351,048	7,406,533
Fannie Mae-ACES (CMO) 2.485%, 12/25/26 (b)	9,410,000	8,887,298
2.771%, 1M LIBOR + 0.470%, 09/25/24 (b)	6,872,961	6,873,288
Freddie Mac 15 Yr. Gold Pool 3.000%, 03/01/31	2,410,326	2,401,712
3.500%, TBA (a)	15,835,000	16,026,661
Freddie Mac 30 Yr. Gold Pool 3.000%, 06/01/46	8,673,288	8,465,418
3.000%, 08/01/46	4,318,037	4,214,548
3.000%, 09/01/46	3,425,846	3,343,739
3.000%, 10/01/46	10,473,060	10,222,054
3.000%, 11/01/46	13,785,114	13,450,452
3.000%, 01/01/47	15,470,206	15,085,959
3.000%, 02/01/47	1,977,568	1,929,211
3.000%, 01/01/48	3,383,262	3,298,998
3.500%, 04/01/45	6,434,251	6,481,661
3.500%, 11/01/45	1,270,379	1,275,019
3.500%, 06/01/46	4,778,451	4,780,133
3.500%, 08/01/46	4,082,712	4,094,079
3.500%, 04/01/47	16,019,976	16,078,506
3.500%, 12/01/47	17,927,112	17,981,504

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.500%, 01/01/48	26,095,854	$26,223,616
3.500%, 03/01/48	47,677,216	47,785,330
4.000%, 01/01/45	5,254,890	5,401,052
4.000%, 12/01/45	12,209,335	12,536,515
4.000%, 03/01/48	1,070,740	1,098,554
4.000%, 06/01/48	1,687,794	1,729,144
4.000%, TBA (a)	6,570,000	6,697,651
4.500%, 10/01/48	9,959,732	10,316,888
4.500%, TBA (a)	16,590,000	17,177,422
5.000%, 06/01/48	2,461,572	2,577,487
5.000%, 08/01/48	505,326	529,433
5.000%, 10/01/48	5,418,266	5,676,745
Freddie Mac Multifamily Structured Pass-Through Certificates (CMO) 3.750%, 04/25/33	5,465,000	5,508,050
Freddie Mac REMICS (CMO) 3.000%, 04/15/48	4,805,996	4,694,834
Ginnie Mae II 30 Yr. Pool 3.000%, 10/20/46	3,269,981	3,221,221
3.000%, 12/20/46	9,950,209	9,798,750
3.000%, 04/20/47	1,885,226	1,856,226
3.000%, 11/20/47	11,644,363	11,460,562
3.500%, 04/20/46	7,374,461	7,437,017
3.500%, 05/20/46	3,364,776	3,392,282
3.500%, 06/20/46	759,497	765,589
3.500%, 11/20/46	11,009,364	11,089,581
3.500%, 01/20/47	1,953,796	1,968,032
3.500%, 09/20/47	4,540,372	4,573,455
3.500%, 11/20/47	4,570,042	4,603,340
4.000%, 11/20/47	4,956,026	5,078,768
4.000%, TBA (a)	5,300,000	5,427,560
4.500%, 02/20/47	7,066,774	7,400,089
4.500%, 06/20/47	13,228,142	13,696,967
5.000%, 06/20/47	6,156,911	6,424,710
5.000%, 09/20/47	3,729,815	3,883,661
Government National Mortgage Association (CMO) 3.500%, 09/20/48	4,392,243	4,448,941

		654,252,013

U.S. Treasury—18.7%
U.S. Treasury Bonds 3.000%, 08/15/48 (c)	6,575,000	6,555,234
3.375%, 11/15/48 (c)	91,945,000	98,488,582
U.S. Treasury Inflation Indexed Bond 1.000%, 02/15/48 (d)	13,474,157	12,772,547
U.S. Treasury Inflation Indexed Notes 0.125%, 07/15/24 (d)	5,484,544	5,259,670
0.375%, 07/15/25 (d)	4,659,818	4,492,629
0.750%, 07/15/28 (d)	15,785,801	15,452,817
U.S. Treasury Notes 2.625%, 12/31/23	11,680,000	11,740,316
2.750%, 09/30/20	1,595,000	1,600,756
2.875%, 09/30/23	9,910,000	10,070,659
2.875%, 10/31/23	146,970,000	149,408,373

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2018

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
3.125%, 11/15/28 (c)	67,255,000	$69,807,629

		385,649,212

Total U.S. Treasury & Government Agencies (Cost $1,038,833,713)		1,039,901,225

Corporate Bonds & Notes—32.7%

Aerospace/Defense—0.5%
L3 Technologies, Inc. 4.400%, 06/15/28 (c)	4,935,000	4,936,863
Northrop Grumman Corp. 3.250%, 01/15/28	3,335,000	3,118,123
United Technologies Corp. 3.350%, 08/16/21	2,205,000	2,198,942

		10,253,928

Agriculture—0.2%
BAT Capital Corp. 2.764%, 08/15/22 (c)	3,340,000	3,154,881
Reynolds American, Inc. 6.875%, 05/01/20 (c)	1,000,000	1,040,428

		4,195,309

Airlines—0.3%
America West Airlines Pass-Through Trust 7.100%, 04/02/21 (c)	496,258	517,349
8.057%, 07/02/20	438,547	460,474
American Airlines Pass-Through Trust 4.000%, 07/15/25	1,462,062	1,450,877
4.950%, 01/15/23	666,399	676,428
Continental Airlines Pass-Through Trust 6.545%, 02/02/19	904,688	906,983
U.S. Airways Pass-Through Trust 6.250%, 04/22/23	1,727,952	1,825,236
7.076%, 03/20/21	1,171,727	1,224,455

		7,061,802

Auto Manufacturers—0.8%
Ford Motor Credit Co. LLC 2.021%, 05/03/19	1,000,000	995,961
2.459%, 03/27/20	3,000,000	2,936,416
3.305%, 3M LIBOR + 0.880%, 10/12/21 (b)	2,205,000	2,116,053
3.339%, 03/28/22	2,155,000	2,034,037
8.125%, 01/15/20	4,175,000	4,333,924
General Motors Co. 4.875%, 10/02/23	3,875,000	3,883,513
General Motors Financial Co., Inc. 3.200%, 07/13/20	1,000,000	987,427

		17,287,331

Security Description	Principal Amount*	Value

Banks—10.2%
Bank of America Corp. 2.369%, 3M LIBOR + 0.660%, 07/21/21 (b) (c)	4,320,000	$4,242,585
2.738%, 3M LIBOR + 0.370%, 01/23/22 (b)	5,570,000	5,485,293
3.004%, 3M LIBOR + 0.790%, 12/20/23 (b)	6,478,000	6,289,208
3.093%, 3M LIBOR + 1.090%, 10/01/25 (b)	3,345,000	3,171,452
3.419%, 3M LIBOR + 1.040%, 12/20/28 (b)	1,895,000	1,771,264
3.705%, 3M LIBOR + 1.512%, 04/24/28 (b) (c)	4,685,000	4,496,652
4.125%, 01/22/24	3,090,000	3,131,895
4.271%, 3M LIBOR + 1.310%, 07/23/29 (b) (c)	1,780,000	1,772,724
5.000%, 01/21/44	1,500,000	1,554,285
Bank of New York Mellon Corp. (The) 2.661%, 3M LIBOR + 0.634%, 05/16/23 (b)	2,865,000	2,786,327
3.250%, 09/11/24	1,040,000	1,026,454
Citibank N.A. 3.050%, 05/01/20	10,000,000	9,985,898
3.400%, 07/23/21	4,350,000	4,355,357
Citigroup, Inc.
2.450%, 01/10/20	5,000,000	4,959,309
2.500%, 07/29/19	2,250,000	2,242,343
3.668%, 3M LIBOR + 1.390%, 07/24/28 (b)	2,215,000	2,093,643
Cooperatieve Rabobank UA 3.125%, 04/26/21 (c)	4,400,000	4,383,737
Goldman Sachs Bank USA 3.200%, 06/05/20	4,000,000	3,992,163
Goldman Sachs Group, Inc. (The) 3.272%, 3M LIBOR + 1.201%, 09/29/25 (b)	3,350,000	3,139,955
3.691%, 3M LIBOR + 1.510%, 06/05/28 (b)	3,500,000	3,254,604
3.814%, 3M LIBOR + 1.158%, 04/23/29 (b) (c)	2,230,000	2,083,236
3.850%, 07/08/24	1,595,000	1,559,104
4.223%, 3M LIBOR + 1.301%, 05/01/29 (b)	1,035,000	996,664
JPMorgan Chase & Co. 2.700%, 05/18/23	5,585,000	5,364,232
3.509%, 3M LIBOR + 0.945%, 01/23/29 (b) (c)	4,300,000	4,072,689
3.900%, 07/15/25	6,000,000	5,948,207
4.023%, 3M LIBOR + 1.000%, 12/05/24 (b) (c)	5,195,000	5,238,901
JPMorgan Chase Bank N.A. 2.604%, 3M LIBOR + 0.280%, 02/01/21 (b)	11,325,000	11,233,769
2.868%, 3M LIBOR + 0.250%, 02/13/20 (b) (c)	8,990,000	8,978,093
3.086%, 3M LIBOR + 0.350%, 04/26/21 (b)	4,700,000	4,680,350
Lloyds Bank plc 3.300%, 05/07/21	3,065,000	3,055,591
Lloyds Banking Group plc 2.907%, 3M LIBOR + 0.810%, 11/07/23 (b)	2,515,000	2,378,078
Morgan Stanley 3.399%, 3M LIBOR + 0.930%, 07/22/22 (b) (c)	5,000,000	4,929,821
3.414%, 3M LIBOR + 0.800%, 02/14/20 (b)	6,290,000	6,290,164
3.875%, 01/27/26	3,500,000	3,415,431
5.625%, 09/23/19	11,050,000	11,213,709
7.300%, 05/13/19	1,000,000	1,015,182
PNC Bank N.A. 2.000%, 05/19/20 (c)	1,600,000	1,574,873
Santander UK Group Holdings plc 2.875%, 08/05/21	5,175,000	4,992,084
Santander UK plc 3.400%, 06/01/21 (c)	4,745,000	4,721,668

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
State Street Corp. 3.776%, 3M LIBOR + 0.770%, 12/03/24 (b)	1,040,000	$1,042,475
Wells Fargo & Co. 2.600%, 07/22/20 (c)	5,175,000	5,123,997
2.625%, 07/22/22	9,260,000	8,928,606
3.000%, 04/22/26	6,860,000	6,395,643
3.000%, 10/23/26	600,000	555,732
3.550%, 09/29/25 (c)	2,095,000	2,030,736
Wells Fargo Bank N.A. 2.400%, 01/15/20 (c)	18,000,000	17,844,920
3.325%, 3M LIBOR + 0.490%, 07/23/21 (b)	805,000	804,195

		210,603,298

Beverages—0.6%
Anheuser-Busch Cos. LLC / Anheuser-Busch InBev Worldwide, Inc. 4.900%, 02/01/46 (144A)	4,435,000	4,118,209
Bacardi, Ltd.
4.700%, 05/15/28 (144A)	1,105,000	1,062,508
5.300%, 05/15/48 (144A) (c)	1,105,000	998,799
Constellation Brands, Inc. 2.000%, 11/07/19	5,500,000	5,432,338

		11,611,854

Biotechnology—0.7%
Amgen, Inc. 2.125%, 05/01/20	1,250,000	1,233,169
4.400%, 05/01/45	4,100,000	3,844,350
Baxalta, Inc. 2.875%, 06/23/20	298,000	295,292
4.000%, 06/23/25	744,000	727,701
Biogen, Inc. 5.200%, 09/15/45 (c)	1,100,000	1,132,642
Celgene Corp. 5.000%, 08/15/45	4,250,000	3,934,821
Gilead Sciences, Inc. 3.700%, 04/01/24	1,500,000	1,497,387
4.750%, 03/01/46	940,000	933,816

		13,599,178

Chemicals—0.2%
LyondellBasell Industries NV 5.000%, 04/15/19	3,250,000	3,253,538

Commercial Services—0.2%
IHS Markit, Ltd. 4.750%, 02/15/25 (144A)	1,000,000	983,750
4.750%, 08/01/28	1,500,000	1,464,420
5.000%, 11/01/22 (144A)	1,535,000	1,550,350

		3,998,520

Computers—0.3%
Apple, Inc. 4.650%, 02/23/46	998,000	1,061,247

Security Description	Principal Amount*	Value

Computers—(Continued)
Dell International LLC / EMC Corp. 3.480%, 06/01/19 (144A)	4,800,000	$4,785,831

		5,847,078

Diversified Financial Services—0.8%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.500%, 05/15/21	3,380,000	3,389,629
Air Lease Corp.
3.500%, 01/15/22	3,500,000	3,444,178
4.750%, 03/01/20	3,385,000	3,431,219
GE Capital International Funding Co. 2.342%, 11/15/20	7,100,000	6,851,646

		17,116,672

Electric—2.5%
Appalachian Power Co. 3.300%, 06/01/27	760,000	726,482
4.450%, 06/01/45	1,440,000	1,405,338
Duke Energy Carolinas LLC 4.250%, 12/15/41	3,300,000	3,312,697
Duke Energy Florida LLC 2.100%, 12/15/19	1,685,000	1,671,383
Duke Energy Progress LLC
4.100%, 05/15/42 (c)	1,000,000	971,331
4.100%, 03/15/43	2,325,000	2,255,831
Duquesne Light Holdings, Inc.
6.400%, 09/15/20 (144A)	3,250,000	3,388,779
El Paso Electric Co. 3.300%, 12/15/22	825,000	805,099
Entergy Corp. 4.000%, 07/15/22	3,000,000	3,026,200
Entergy Texas, Inc. 7.125%, 02/01/19	2,889,000	2,896,979
FirstEnergy Transmission LLC 4.350%, 01/15/25 (144A)	3,430,000	3,467,253
Florida Power & Light Co. 3.950%, 03/01/48 (c)	1,500,000	1,467,180
International Transmission Co. 4.625%, 08/15/43	2,750,000	2,822,588
Kansas City Power & Light Co. 4.200%, 03/15/48	2,250,000	2,185,399
MidAmerican Energy Co. 4.800%, 09/15/43	905,000	991,993
NextEra Energy Capital Holdings, Inc. 3.062%, 3M LIBOR + 0.480%, 05/04/21 (b)	6,600,000	6,535,784
PacifiCorp 3.350%, 07/01/25	2,000,000	1,960,128
Pennsylvania Electric Co.
3.250%, 03/15/28 (144A) (c)	570,000	533,807
4.150%, 04/15/25 (144A)	2,800,000	2,835,381
Public Service Co. of New Mexico 3.850%, 08/01/25	3,135,000	3,094,991
Southwestern Electric Power Co. 4.100%, 09/15/28	3,000,000	3,008,994

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Xcel Energy, Inc. 3.300%, 06/01/25	2,375,000	$2,321,888

		51,685,505

Food—1.0%
Campbell Soup Co. 3.288%, 3M LIBOR + 0.500%, 03/16/20 (b)	3,250,000	3,221,092
General Mills, Inc. 4.200%, 04/17/28 (c)	3,000,000	2,938,744
Kraft Heinz Foods Co. 3.950%, 07/15/25	2,925,000	2,831,942
4.000%, 06/15/23 (c)	1,500,000	1,495,978
5.200%, 07/15/45	3,270,000	2,991,705
Mondelez International Holdings Netherlands B.V. 2.000%, 10/28/21 (144A)	3,580,000	3,429,965
3.119%, 3M LIBOR + 0.610%, 10/28/19 (144A) (b)	3,400,000	3,397,704

		20,307,130

Gas—0.2%
Southern Co. Gas Capital Corp. 3.250%, 06/15/26	4,000,000	3,742,313
Spire, Inc. 4.700%, 08/15/44 (c)	1,000,000	1,013,960

		4,756,273

Healthcare-Products—0.4%
Becton Dickinson & Co. 2.894%, 06/06/22	2,000,000	1,936,946
3.678%, 3M LIBOR + 0.875%, 12/29/20 (b) (c)	3,000,000	2,969,848
Boston Scientific Corp. 6.000%, 01/15/20	2,500,000	2,562,882

		7,469,676

Healthcare-Services—1.3%
Aetna, Inc. 2.800%, 06/15/23	2,000,000	1,901,898
Anthem, Inc. 3.650%, 12/01/27	2,235,000	2,136,631
Cigna Holding Co. 3.050%, 10/15/27	3,350,000	3,066,172
Fresenius Medical Care U.S. Finance II, Inc. 5.625%, 07/31/19 (144A)	4,680,000	4,732,767
Hartford HealthCare Corp. 5.746%, 04/01/44	1,000,000	1,090,354
Humana, Inc. 2.500%, 12/15/20	4,295,000	4,229,339
New York and Presbyterian Hospital (The) 3.563%, 08/01/36	4,490,000	4,195,877
NYU Hospitals Center 4.428%, 07/01/42	1,756,000	1,775,364
Providence St. Joseph Health Obligated Group 2.746%, 10/01/26	1,015,000	945,109

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
UnitedHealth Group, Inc. 4.250%, 04/15/47	1,995,000	$1,980,490
4.750%, 07/15/45	1,000,000	1,059,438

		27,113,439

Housewares—0.2%
Newell Brands, Inc. 2.600%, 03/29/19	4,185,000	4,178,025

Insurance—0.7%
Berkshire Hathaway Finance Corp. 4.400%, 05/15/42	3,700,000	3,778,707
Farmers Exchange Capital III 5.454%, 3M LIBOR + 3.454%, 10/15/54 (144A) (b) (c)	3,530,000	3,418,950
Protective Life Global Funding 2.700%, 11/25/20 (144A)	3,045,000	3,008,349
Teachers Insurance & Annuity Association of America 4.375%, 3M LIBOR + 2.661%, 09/15/54 (144A) (b)	3,500,000	3,549,302

		13,755,308

Internet—0.2%
Amazon.com, Inc. 2.800%, 08/22/24	3,340,000	3,246,086

Media—0.7%
CBS Corp. 3.700%, 06/01/28	2,703,000	2,509,372
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 6.484%, 10/23/45	1,715,000	1,770,040
Comcast Corp. 4.400%, 08/15/35	1,500,000	1,452,584
4.600%, 10/15/38	5,000,000	5,054,587
4.700%, 10/15/48	1,380,000	1,404,127
Time Warner Cable LLC 5.875%, 11/15/40 (c)	3,200,000	3,019,441

		15,210,151

Miscellaneous Manufacturing—1.0%
General Electric Co.
2.200%, 01/09/20 (c)	5,000,000	4,926,658
4.625%, 01/07/21 (c)	3,330,000	3,338,493
4.650%, 10/17/21 (c)	2,030,000	2,036,001
5.500%, 01/08/20	2,000,000	2,023,344
5.550%, 05/04/20	1,600,000	1,627,195
5.550%, 01/05/26	3,115,000	3,048,180
Siemens Financieringsmaatschappij NV 2.000%, 09/15/23 (144A)	3,420,000	3,189,582

		20,189,453

Oil & Gas—0.6%
Anadarko Petroleum Corp. 4.500%, 07/15/44	620,000	526,045

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Canadian Natural Resources, Ltd. 3.850%, 06/01/27	892,000	$841,907
Concho Resources, Inc. 3.750%, 10/01/27	2,272,000	2,140,005
Devon Energy Corp. 5.000%, 06/15/45	202,000	179,120
Noble Energy, Inc. 5.050%, 11/15/44	1,050,000	905,511
Petroleos Mexicanos 5.350%, 02/12/28	1,045,000	911,762
6.500%, 03/13/27 (c)	1,045,000	982,300
6.500%, 01/23/29 (c)	4,495,000	4,191,587
Shell International Finance B.V. 4.375%, 05/11/45	650,000	669,008

		11,347,245

Packaging & Containers—0.5%
Amcor Finance USA, Inc. 3.625%, 04/28/26 (144A)	2,625,000	2,487,013
4.500%, 05/15/28 (144A) (c)	450,000	447,497
Westrock Co. 4.900%, 03/15/29 (144A) (c)	2,080,000	2,139,200
WestRock RKT Co. 4.450%, 03/01/19	4,925,000	4,933,016

		10,006,726

Pharmaceuticals—1.7%
AbbVie, Inc. 3.200%, 05/14/26	650,000	602,713
4.250%, 11/14/28	1,000,000	971,402
4.300%, 05/14/36	1,273,000	1,136,920
Allergan Finance LLC 3.250%, 10/01/22	1,435,000	1,402,956
Allergan Funding SCS 4.550%, 03/15/35	775,000	735,893
AstraZeneca plc 3.125%, 06/12/27	2,481,000	2,309,140
Bayer U.S. Finance LLC 2.375%, 10/08/19 (144A)	4,925,000	4,885,692
4.375%, 12/15/28 (144A) (c)	4,430,000	4,232,178
Cigna Corp.
4.375%, 10/15/28 (144A)	2,500,000	2,515,475
4.900%, 12/15/48 (144A)	2,500,000	2,449,346
CVS Health Corp. 2.250%, 08/12/19	3,000,000	2,985,345
3.875%, 07/20/25 (c)	1,950,000	1,901,125
5.050%, 03/25/48	5,585,000	5,439,244
5.125%, 07/20/45	615,000	599,402
Shire Acquisitions Investments Ireland DAC 1.900%, 09/23/19	2,500,000	2,465,004
3.200%, 09/23/26	1,500,000	1,358,094

		35,989,929

Security Description	Principal Amount*	Value

Pipelines—1.5%
Enbridge Energy Partners L.P. 5.875%, 10/15/25	1,000,000	$1,083,898
Energy Transfer L.P. / Regency Energy Finance Corp. 5.000%, 10/01/22 (c)	1,260,000	1,285,812
Energy Transfer Operating L.P.
5.150%, 03/15/45	5,065,000	4,398,768
6.500%, 02/01/42	700,000	699,420
Kinder Morgan, Inc. 3.050%, 12/01/19	921,000	915,704
4.300%, 03/01/28 (c)	1,761,000	1,728,857
Plains All American Pipeline L.P. / PAA Finance Corp. 3.850%, 10/15/23	2,000,000	1,956,676
4.650%, 10/15/25	2,340,000	2,302,290
Ruby Pipeline LLC 6.000%, 04/01/22 (144A)	4,204,545	4,354,984
Sabine Pass Liquefaction LLC 5.750%, 05/15/24	1,545,000	1,619,323
TC PipeLines L.P. 4.650%, 06/15/21	3,840,000	3,892,401
Texas Eastern Transmission L.P. 2.800%, 10/15/22 (144A)	3,275,000	3,149,223
Williams Partners L.P.
3.600%, 03/15/22	3,490,000	3,426,421
3.900%, 01/15/25	1,000,000	971,967

		31,785,744

Real Estate Investment Trusts—2.8%
Alexandria Real Estate Equities, Inc. 2.750%, 01/15/20	475,000	471,236
4.600%, 04/01/22	5,292,000	5,447,620
American Campus Communities Operating Partnership L.P. 3.750%, 04/15/23	1,500,000	1,489,079
4.125%, 07/01/24	2,750,000	2,761,748
American Tower Corp.
3.000%, 06/15/23	2,240,000	2,155,024
3.400%, 02/15/19	2,479,000	2,480,401
Boston Properties L.P. 3.200%, 01/15/25	2,235,000	2,135,048
CC Holdings GS V LLC / Crown Castle GS III Corp. 3.849%, 04/15/23	3,200,000	3,168,734
GLP Capital L.P. / GLP Financing II, Inc. 5.300%, 01/15/29 (c)	2,180,000	2,132,105
5.375%, 04/15/26 (c)	3,160,000	3,125,272
5.750%, 06/01/28	2,000,000	2,020,000
HCP, Inc. 4.000%, 12/01/22	1,975,000	1,972,017
4.250%, 11/15/23	3,216,000	3,220,710
Healthcare Realty Trust, Inc. 3.750%, 04/15/23	1,850,000	1,821,477
Healthcare Trust of America Holdings L.P. 3.500%, 08/01/26	1,885,000	1,772,640
Life Storage L.P.
3.875%, 12/15/27 (c)	2,500,000	2,380,500
SL Green Operating Partnership L.P. 3.250%, 10/15/22	1,000,000	966,147

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2018

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
Ventas Realty L.P. 3.125%, 06/15/23	590,000	$575,095
3.250%, 10/15/26	2,500,000	2,322,409
4.125%, 01/15/26	4,750,000	4,712,760
WEA Finance LLC / Westfield UK & Europe Finance plc 2.700%, 09/17/19 (144A)	5,925,000	5,898,858
Welltower, Inc. 3.750%, 03/15/23	1,000,000	998,131
5.250%, 01/15/22	2,835,000	2,947,029

		56,974,040

Retail—0.7%
Alimentation Couche-Tard, Inc. 3.550%, 07/26/27 (144A)	2,750,000	2,569,061
Home Depot, Inc. (The) 3.900%, 12/06/28 (c)	60,000	61,494
Walgreens Boots Alliance, Inc. 2.700%, 11/18/19	2,811,000	2,794,996
3.450%, 06/01/26	1,280,000	1,203,607
4.800%, 11/18/44	2,300,000	2,107,441
Walmart, Inc. 3.550%, 06/26/25	4,855,000	4,910,703

		13,647,302

Semiconductors—0.3%
Analog Devices, Inc. 2.850%, 03/12/20	1,470,000	1,464,651
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 2.375%, 01/15/20	5,500,000	5,430,714

		6,895,365

Telecommunications—1.5%
AT&T, Inc. 3.400%, 05/15/25 (c)	625,000	587,509
4.350%, 06/15/45	1,500,000	1,269,239
4.750%, 05/15/46	2,635,000	2,345,206
4.800%, 06/15/44	2,575,000	2,309,994
5.250%, 03/01/37	6,665,000	6,551,956
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.360%, 09/20/21 (144A) (c)	687,500	678,906
4.738%, 03/20/25 (144A)	5,475,000	5,372,344
5.152%, 03/20/28 (144A)	1,000,000	982,500
Verizon Communications, Inc. 4.812%, 03/15/39	1,470,000	1,446,137
4.862%, 08/21/46	4,400,000	4,329,936
5.250%, 03/16/37	1,855,000	1,934,309
Vodafone Group plc 3.750%, 01/16/24	2,190,000	2,158,386
4.375%, 05/30/28 (c)	2,000,000	1,941,292

		31,907,714

Security Description	Principal Amount*	Value

Transportation—0.1%
Burlington Northern Santa Fe LLC 4.550%, 09/01/44	605,000	$624,473
Union Pacific Corp. 3.950%, 09/10/28 (c)	2,000,000	1,998,522

		2,622,995

Total Corporate Bonds & Notes (Cost $687,273,237)		673,916,614

Asset-Backed Securities—10.7%

Asset-Backed - Home Equity—1.9%
Asset Backed Securities Corp. Home Equity Loan Trust 2.666%, 1M LIBOR + 0.160%, 05/25/36 (b)	2,098,335	2,076,329
Asset-Backed Funding Certificates Trust 2.646%, 1M LIBOR + 0.140%, 09/25/36 (b)	5,444,329	5,294,615
3.136%, 1M LIBOR + 0.630%, 03/25/35 (b)	3,038,890	3,030,525
JPMorgan Mortgage Acquisition Corp. 3.211%, 1M LIBOR + 0.705%, 06/25/35 (b)	6,387,420	6,381,202
MASTR Asset-Backed Securities Trust 3.106%, 1M LIBOR + 0.600%, 01/25/36 (b)	3,587,167	3,586,749
New Century Home Equity Loan Trust 3.286%, 1M LIBOR + 0.780%, 08/25/34 (b)	9,897,479	9,766,493
Option One Mortgage Loan Trust 3.166%, 1M LIBOR + 0.660%, 05/25/35 (b)	2,935,226	2,927,140
Option One Mortgage Loan Trust Asset-Backed Certificates 2.946%, 1M LIBOR + 0.440%, 11/25/35 (b)	6,107,079	6,098,360

		39,161,413

Asset-Backed - Other—2.7%
Ameriquest Mortgage Securities Trust 2.896%, 1M LIBOR + 0.390%, 03/25/36 (b)	2,720,000	2,694,540
AMMC CLO 19, Ltd. 3.936%, 3M LIBOR + 1.500%, 10/15/28 (144A) (b)	4,000,000	3,999,944
AtriumI 3.299%, 3M LIBOR + 0.830%, 04/22/27 (144A) (b)	5,200,000	5,137,839
CIFC Funding, Ltd. 3.592%, 3M LIBOR + 1.130%, 10/17/30 (144A) (b)	5,375,000	5,306,566
Dryden 71 CLO, Ltd. 1.000%, -1x 3M LIBOR + 1.150%, 01/15/29 (144A) (b) (e)	1,600,000	1,600,026
GSAMP Trust 3.186%, 1M LIBOR + 0.680%, 10/25/34 (b)	4,304,244	4,225,918
Magnetite, Ltd. 3.490%, 3M LIBOR + 1.000%, 07/25/26 (144A) (b)	4,607,208	4,602,795
Structured Asset Investment Loan Trust 3.306%, 1M LIBOR + 0.800%, 07/25/34 (b)	3,143,395	3,111,270
Structured Asset Securities Corp. Mortgage Loan Trust 3.226%, 1M LIBOR + 0.720%, 07/25/35 (b)	5,965,760	5,965,779
Towd Point Mortgage Trust 2.500%, 11/25/60 (144A) (b)	4,268,290	4,177,447
2.750%, 10/25/56 (144A) (b)	9,859,484	9,643,324
Voya CLO, Ltd. 3.447%, 3M LIBOR + 0.970%, 07/23/27 (144A) (b)	5,200,000	5,125,858

		55,591,306

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2018

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Student Loan—6.1%
Education Loan Asset-Backed Trust I 3.306%, 1M LIBOR + 0.800%, 06/25/26 (144A) (b)	3,126,973	$3,137,887
Navient Student Loan Trust 3.556%, 1M LIBOR + 1.050%, 07/26/66 (144A) (b)	5,600,000	5,656,690
4.006%, 1M LIBOR + 1.500%, 10/25/58 (b)	2,470,000	2,474,731
Nelnet Student Loan Trust 3.106%, 1M LIBOR + 0.600%, 02/27/51 (144A) (b)	3,683,615	3,670,348
SLC Student Loan Trust
2.948%, 3M LIBOR + 0.160%, 09/15/39 (b)	11,000,000	10,704,204
2.948%, 3M LIBOR + 0.160%, 03/15/55 (b)	8,310,000	7,878,986
SLM Student Loan Trust
2.550%, 3M LIBOR + 0.060%, 01/25/22 (b)	10,320,000	10,090,632
2.640%, 3M LIBOR + 0.150%, 10/25/29 (b)	7,348,873	7,312,300
2.820%, 3M LIBOR + 0.330%, 01/25/22 (b)	4,078,342	4,004,529
2.860%, 3M LIBOR + 0.370%, 01/25/40 (b)	4,432,661	4,164,344
2.870%, 3M LIBOR + 0.380%, 10/25/24 (b)	3,048,891	3,049,480
3.040%, 3M LIBOR + 0.550%, 10/25/64 (144A) (b)	5,700,000	5,719,173
3.240%, 3M LIBOR + 0.750%, 10/25/40 (b)	10,240,000	10,156,186
3.256%, 1M LIBOR + 0.750%, 05/26/26 (b)	7,447,812	7,447,804
3.256%, 1M LIBOR + 0.750%, 01/25/45 (144A) (b)	3,620,259	3,599,084
3.258%, 3M LIBOR + 0.470%, 12/15/27 (144A) (b)	3,111,876	3,110,916
3.590%, 3M LIBOR + 1.100%, 07/25/23 (b)	7,663,226	7,719,844
3.988%, 3M LIBOR + 1.200%, 12/15/33 (144A) (b)	5,485,892	5,515,213
3.990%, 3M LIBOR + 1.500%, 04/25/23 (b)	6,191,412	6,223,733
4.306%, 1M LIBOR + 1.800%, 09/25/43 (b)	5,800,000	5,819,840
Wachovia Student Loan Trust
2.660%, 3M LIBOR + 0.170%, 04/25/40 (144A) (b)	7,500,000	7,375,406

		124,831,330

Total Asset-Backed Securities (Cost $215,204,034)		219,584,049

Mortgage-Backed Securities—5.7%

Collateralized Mortgage Obligations—4.3%
BCAP LLC Trust
2.495%, 1M LIBOR + 0.180%, 05/26/36 (144A) (b)	2,101,362	2,105,885
CIM Trust
3.750%, 07/25/58 (144A) (b)	9,670,323	9,667,178
Citigroup Mortgage Loan Trust, Inc.
2.511%, 1M LIBOR + 0.210%, 05/20/47 (144A) (b)	831,169	828,672
Credit Suisse Mortgage Trust
2.595%, 1M LIBOR + 0.280%, 04/27/47 (144A) (b)	1,779,284	1,752,226
2.873%, 09/27/46 (144A) (b)	2,677,856	2,618,030
3.850%, 09/25/57 (144A) (b)	10,473,302	10,597,966
4.151%, 01/27/36 (144A) (b)	492,977	495,330
GS Mortgage-Backed Securities Trust
3.750%, 10/25/57 (144A)	9,405,100	9,437,018
Morgan Stanley Resecuritization Trust
3.215%, 1M LIBOR + 0.450%, 08/26/47 (144A) (b)	3,893,361	3,849,212
3.999%, 01/26/51 (144A) (b)	1,135,723	1,130,253
4.035%, 08/26/47 (144A) (b)	5,313,111	5,295,789
Nomura Resecuritization Trust
1.797%, 1M LIBOR + 0.426%, 02/25/37 (144A) (b)	2,209,332	2,157,686
2.615%, 1M LIBOR + 0.300%, 08/26/37 (144A) (b)	1,997,488	1,953,101

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
Nomura Resecuritization Trust
2.835%, 11/26/35 (144A) (b)	5,263,616	$5,173,758
4.123%, 03/26/37 (144A) (b)	2,304,807	2,323,845
Structured Adjustable Rate Mortgage Loan Trust
3.181%, 1M LIBOR + 0.675%, 01/25/35 (b)	1,641,746	1,631,140
Trust Company of the West
3.640%, 03/25/29	7,295,000	7,386,691
3.660%, 02/25/29	5,505,000	5,577,919
WaMu Mortgage Pass-Through Certificates Trust
2.796%, 1M LIBOR + 0.290%, 10/25/45 (b)	5,400,376	5,341,198
4.110%, 06/25/34 (b)	8,920,253	9,087,901

		88,410,798

Commercial Mortgage-Backed Securities—1.4%
225 Liberty Street Trust
3.597%, 02/10/36 (144A)	2,085,000	2,080,679
BAMLL Commercial Mortgage Securities Trust
4.091%, 08/10/38 (144A) (b)	3,265,000	3,393,442
BB-UBS Trust
3.430%, 11/05/36 (144A)	2,160,000	2,160,576
CGRBS Commercial Mortgage Trust
3.369%, 03/13/35 (144A)	2,190,000	2,213,080
Commercial Mortgage Trust
3.545%, 02/10/36 (144A)	1,865,000	1,853,941
3.611%, 08/10/49 (144A) (b)	1,810,000	1,835,154
4.353%, 08/10/30 (144A)	1,845,000	1,937,284
Core Industrial Trust
3.040%, 02/10/34 (144A)	2,125,024	2,117,395
JPMorgan Chase Commercial Mortgage Securities Trust
3.093%, 07/05/32 (144A)	536,834	534,693
Madison Avenue Trust
3.843%, 10/12/32 (144A)	1,155,000	1,167,219
Morgan Stanley Capital Trust
3.350%, 07/13/29 (144A)	1,600,000	1,604,140
3.727%, 10/12/50 (144A)	2,150,000	2,170,465
RBS Commercial Funding, Inc. Trust
3.834%, 01/13/32 (144A) (b)	2,475,000	2,538,755
SFAVE Commercial Mortgage Securities Trust
3.872%, 01/05/43 (144A) (b)	1,519,000	1,406,459
Wells Fargo Commercial Mortgage Trust
2.710%, 03/18/28 (144A) (b)	2,000,000	1,983,986

		28,997,268

Total Mortgage-Backed Securities (Cost $117,081,556)		117,408,066

Municipals—0.5%
New York City Transitional Finance Authority, Future Tax Secured Revenue
4.200%, 11/01/30	1,250,000	1,303,637
5.267%, 05/01/27	2,150,000	2,409,376
New York City Water & Sewer System Revenue, Build America Bond
6.011%, 06/15/42	1,300,000	1,677,936
New York City, General Obligation Unlimited, Build America Bond
5.968%, 03/01/36	1,750,000	2,144,100

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2018

Municipals—(Continued)

Security Description	Shares/ Principal Amount*	Value

University of California CA, Revenue
4.601%, 05/15/31	2,855,000	$3,065,271

Total Municipals (Cost $10,847,137)		10,600,320

Short-Term Investments—3.3%

Commercial Paper—0.1%
Ford Motor Credit Co. LLC
3.125%, 04/04/19 (g)	2,500,000	2,478,178

Mutual Fund—3.1%
State Street Institutional Liquid Reserves Fund Trust Class, 2.466% (f)	62,636,439	62,636,439

U.S. Treasury—0.1%
U.S. Treasury Bill
2.384%, 03/28/19 (g) (h)	1,980,000	1,968,697

Total Short-Term Investments (Cost $67,084,335)		67,083,314

Securities Lending Reinvestments (i)—10.9%

Certificates of Deposit—7.2%
Banco Del Estado De Chile New York
2.820%, 1M LIBOR + 0.350%, 05/20/19 (b)	2,000,000	1,999,958
Bank of Montreal (Chicago)
2.710%, 1M LIBOR + 0.330%, 08/06/19 (b)	5,000,000	4,999,875
Bank of Nova Scotia
2.890%, SOFR + 0.430%, 05/16/19 (b)	4,000,000	3,999,997
3.072%, 3M LIBOR + 0.280%, 03/20/19 (b)	5,000,000	5,001,995
Barclays Bank plc
2.500%, 02/01/19	2,000,000	1,999,742
Canadian Imperial Bank of Commerce
2.556%, 3M LIBOR + 0.120%, 01/14/19 (b)	10,000,000	9,998,720
China Construction Bank Corp.
2.550%, 01/07/19	3,000,000	3,000,000
Citibank N.A.
2.490%, 02/04/19	8,000,000	7,998,888
Commonwealth Bank of Australia
2.617%, 3M LIBOR + 0.140%, 04/23/19 (b)	2,000,000	2,000,006
Cooperative Rabobank UA
2.608%, 3M LIBOR + 0.200%, 04/05/19 (b)	4,000,000	4,001,256
Credit Agricole S.A.
2.500%, 02/12/19	5,000,000	4,999,150
2.799%, 1M LIBOR + 0.320%, 05/21/19 (b)	7,000,000	7,000,441
Credit Suisse AG
2.620%, 04/01/19	10,000,000	9,994,820
Industrial & Commercial Bank of China, Ltd.
2.850%, 02/15/19	5,000,000	4,999,630
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 01/15/19	4,962,437	4,994,900

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Mizuho Bank, Ltd., New York
2.649%, 1M LIBOR + 0.300%, 05/01/19 (b)	5,000,000	$5,000,030
Skandinaviska Enskilda Banken
2.645%, 1M LIBOR + 0.190%, 04/17/19 (b)	3,000,000	2,999,754
Societe Generale
2.719%, 3M LIBOR + 0.160%, 05/07/19 (b)	4,000,000	3,998,224
Standard Chartered plc
2.686%, 1M LIBOR + 0.180%, 02/25/19 (b)	5,000,000	4,999,855
2.717%, 3M LIBOR + 0.230%, 04/24/19 (b)	5,000,000	4,998,910
2.785%, 1M LIBOR + 0.330%, 05/17/19 (b)	3,000,000	2,999,931
State Street Bank and Trust
2.725%, 1M LIBOR + 0.270%, 05/15/19 (b)	5,000,000	4,999,900
Sumitomo Mitsui Banking Corp.
2.590%, 1M LIBOR + 0.190%, 04/11/19 (b)	10,000,000	9,996,330
Sumitomo Mitsui Banking Corp., New York
2.549%, 1M LIBOR + 0.200%, 04/03/19 (b)	2,000,059	1,999,408
Svenska Handelsbanken AB
2.799%, 1M LIBOR + 0.450%, 04/03/19 (b)	5,000,000	5,002,890
U.S. Bank N.A.
2.764%, 1M LIBOR + 0.260%, 07/23/19 (b)	5,000,000	5,000,000
Wells Fargo Bank N.A.
2.560%, 3M LIBOR + 0.140%, 07/11/19 (b)	7,500,000	7,506,505
2.730%, 3M LIBOR + 0.210%, 10/25/19 (b)	5,000,000	5,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (b)	7,500,000	7,499,953

		148,991,068

Commercial Paper—1.6%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (b)	4,000,000	3,998,892
Banco Santander S.A. 2.740%, 02/07/19	3,971,991	3,988,352
Bank of China, Ltd. 2.690%, 01/17/19	2,979,825	2,996,478
HSBC Bank plc 2.842%, 1M LIBOR + 0.320%, 07/30/19 (b)	4,000,000	4,000,000
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (b)	3,000,000	3,000,279
Matchpoint Finance plc 2.890%, 05/08/19	2,956,409	2,967,759
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (b)	7,000,000	6,999,888
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (b)	5,000,000	4,999,800

		32,951,448

Repurchase Agreements—2.0%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $5,038,333; collateralized by various Common Stock with an aggregate market value of $5,500,917.	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (i)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $5,013,563; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $5,441,594.	5,000,000	$5,000,000
Repurchase Agreement dated 12/31/18 at 2.970%, due on 03/25/19 with a maturity value of $5,034,650; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 2.875%, maturity dates ranging from 07/15/19 - 02/15/28, and an aggregate market value of $5,100,001.	5,000,000	5,000,000
Deutsche Bank Securities, Inc. Repurchase Agreement dated 12/31/18 at 3.200%, due on 01/02/19 with a maturity value of $1,086,273; collateralized by U.S. Treasury Obligations at 0.000%, maturity dates ranging from 08/15/30 - 08/15/39, and an aggregate market value of $1,107,801.	1,086,080	1,086,080
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $5,541,323; collateralized by various Common Stock with an aggregate market value of $6,050,000.	5,500,000	5,500,000
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.590%, due on 01/07/19 with a maturity value of $15,007,554; collateralized by various Common Stock with an aggregate market value of $16,699,828.	15,000,000	15,000,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $5,000,703; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	5,000,000

		41,586,080

Security Description	Principal Amount*	Value

Time Deposit—0.1%
Royal Bank of Canada 2.420%, 01/02/19	1,000,000	$1,000,000

Total Securities Lending Reinvestments (Cost $224,536,975)		224,528,596

Total Investments—114.3% (Cost $2,360,860,987)		2,353,022,184
Other assets and liabilities (net)—(14.3)%		(294,799,907)

Net Assets—100.0%		$2,058,222,277

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(b)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $219,696,883 and the collateral received consisted of cash in the amount of $224,456,801. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(d)	Principal amount of security is adjusted for inflation.
(e)	Security was valued in good faith under procedures approved by the Board of Trustees. As of December 31, 2018, these securities represent 0.1% of net assets.
(f)	The rate shown represents the annualized seven-day yield as of December 31, 2018.
(g)	The rate shown represents current yield to maturity.
(h)	All or a portion of the security was pledged as collateral against open futures contracts. As of December 31, 2018, the market value of securities pledged was $1,968,697.
(i)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(144A)—	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of December 31, 2018, the market value of 144A securities was $256,375,296, which is 12.5% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation
U.S. Treasury Note 2 Year Futures	03/29/19	1,074	USD	228,023,625	$1,520,314
U.S. Treasury Note 5 Year Futures	03/29/19	1,506	USD	172,719,375	2,631,490
U.S. Treasury Ultra Long Bond Futures	03/20/19	73	USD	11,727,906	602,416

Net Unrealized Appreciation					$4,754,220

See accompanying notes to financial statements.

BHFTI-13

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2018

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	3M LIBOR	Quarterly	3.071%	Semi-Annually	11/21/21	USD	112,995,000	$1,143,340	$—	$1,143,340
Receive	3M LIBOR	Semi-Annually	3.082%	Quarterly	11/21/24	USD	46,455,000	(1,094,345)	—	(1,094,345)

Totals								$48,995	$—	$48,995

(1)	There is no upfront payment premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Fincing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(REMIC)—	Real Estate Mortgage Investment Conduit
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation

See accompanying notes to financial statements.

BHFTI-14

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,039,901,225	$—	$1,039,901,225
Total Corporate Bonds & Notes*	—	673,916,614	—	673,916,614
Asset-Backed Securities
Asset-Backed—Home Equity	—	39,161,413	—	39,161,413
Asset-Backed—Other	—	53,991,280	1,600,026	55,591,306
Asset-Backed—Student Loan	—	124,831,330	—	124,831,330
Total Asset-Backed Securities	—	217,984,023	1,600,026	219,584,049
Total Mortgage-Backed Securities*	—	117,408,066	—	117,408,066
Total Municipals	—	10,600,320	—	10,600,320
Short-Term Investments
Commercial Paper	—	2,478,178	—	2,478,178
Mutual Fund	62,636,439	—	—	62,636,439
U.S. Treasury	—	1,968,697	—	1,968,697
Total Short-Term Investments	62,636,439	4,446,875	—	67,083,314
Total Securities Lending Reinvestments*	—	224,528,596	—	224,528,596
Total Investments	$62,636,439	$2,288,785,719	$1,600,026	$2,353,022,184

Collateral for Securities Loaned (Liability)	$—	$(224,456,801)	$—	$(224,456,801)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$4,754,220	$—	$—	$4,754,220
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$1,143,340	$—	$1,143,340
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,094,345)	—	(1,094,345)
Total Centrally Cleared Swap Contracts	$—	$48,995	$—	$48,995

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2018 is not presented.

See accompanying notes to financial statements.

BHFTI-15

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$2,353,022,184
Cash collateral for centrally cleared swap contracts	392,614
Receivable for:
Investments sold	9,241,755
Dividends and interest	11,410,138
Variation margin on futures contracts	570,873
Prepaid expenses	5,887

Total Assets	2,374,643,451
Liabilities
Due to custodian	5,968,851
Collateral for securities loaned	224,456,801
Payables for:
Investments purchased	20,306,662
TBA securities purchased	62,486,620
Fund shares redeemed	2,122,432
Variation margin on centrally cleared swap contracts	48,443
Accrued Expenses:
Management fees	733,657
Distribution and service fees	117
Deferred trustees’ fees	56,682
Other expenses	240,909

Total Liabilities	316,421,174

Net Assets	$2,058,222,277

Net Assets Consist of:
Paid in surplus	$2,065,657,308
Distributable earnings (Accumulated losses)	(7,435,031)

Net Assets	$2,058,222,277

Net Assets
Class A	$2,057,678,014
Class B	544,263
Capital Shares Outstanding*
Class A	206,178,619
Class B	54,645
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.98
Class B	9.96

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,360,860,987.
(b)	Includes securities loaned at value of $219,696,883.

Statement of Operations

Period Ended December 31, 2018

Investment Income
Dividends	$1,088,999
Interest	63,628,404
Securities lending income	1,368,961

Total investment income	66,086,364

Expenses
Management fees	12,004,406
Administration fees	78,681
Custodian and accounting fees	155,352
Distribution and service fees—Class B	1,439
Audit and tax services	75,896
Legal	45,091
Trustees’ fees and expenses	33,732
Shareholder reporting	40,847
Insurance	14,132
Miscellaneous	24,210

Total expenses	12,473,786
Less management fee waiver	(2,965,239)

Net expenses	9,508,547

Net Investment Income	56,577,817

Net Realized and Unrealized Loss
Net realized gain (loss) on:
Investments	(37,059,219)
Futures contracts	(4,203,020)
Swap contracts	2,086

Net realized loss	(41,260,153)

Net change in unrealized appreciation (depreciation) on:
Investments	(17,692,189)
Futures contracts	4,983,933
Swap contracts	48,995

Net change in unrealized depreciation	(12,659,261)

Net realized and unrealized loss	(53,919,414)

Net Increase in Net Assets From Operations	$2,658,403

See accompanying notes to financial statements.

BHFTI-16

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Statement of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$56,577,817	$44,011,919
Net realized loss	(41,260,153)	(2,260,201)
Net change in unrealized appreciation (depreciation)	(12,659,261)	27,449,469

Increase in net assets from operations	2,658,403	69,201,187

From Distributions to Shareholders (a)
Class A	(56,578,263)	(42,861,510)
Class B	(13,259)	(10,428)

Total distributions	(56,591,522)	(42,871,938)

Increase (decrease) in net assets from capital share transactions	(127,294,269)	2,081,966

Total increase (decrease) in net assets	(181,227,388)	28,411,215

Net Assets
Beginning of period	2,239,449,665	2,211,038,450

End of period	$2,058,222,277	$2,239,449,665 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	4,535,642	$45,964,750	5,015,202	$50,987,689
Reinvestments	5,796,953	56,578,263	4,226,973	42,861,510
Redemptions	(23,312,719)	(229,791,216)	(8,979,989)	(91,754,209)

Net increase (decrease)	(12,980,124)	$(127,248,203)	262,186	$2,094,990

Class B
Sales	2,759	$27,649	10,248	$104,083
Reinvestments	1,360	13,259	1,029	10,428
Redemptions	(8,779)	(86,974)	(12,553)	(127,535)

Net decrease	(4,660)	$(46,066)	(1,276)	$(13,024)

Increase (decrease) derived from capital shares transactions		$(127,294,269)		$2,081,966

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 9). At December 31, 2017 the distributions were as follows.

	Distributions from net investment income:	Distributions from realized capital gains:
Class A	$(39,630,743)	$(3,230,767)
Class B	(9,573)	(855)

(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $56,281,035 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-17

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015 (a)
Net Asset Value, Beginning of Period	$10.22	$10.10	$9.95	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.26	0.20	0.16	0.08
Net realized and unrealized gain (loss)	(0.24)	0.12	0.07	(0.13)

Total income (loss) from investment operations	0.02	0.32	0.23	(0.05)

Less Distributions
Distributions from net investment income	(0.26)	(0.18)	(0.08)	0.00
Distributions from net realized capital gains	0.00	(0.02)	0.00	0.00

Total distributions	(0.26)	(0.20)	(0.08)	0.00

Net Asset Value, End of Period	$9.98	$10.22	$10.10	$9.95

Total Return (%) (c)	0.23	3.17	2.33	(0.50	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.57	0.57	0.57	0.58	(e)
Net ratio of expenses to average net assets (%) (f)	0.44	0.43	0.43	0.45	(e)
Ratio of net investment income to average net assets (%)	2.59	1.98	1.56	1.13	(e)
Portfolio turnover rate (%)	262 (g)	308 (g)	298 (g)	325	(d) (g)
Net assets, end of period (in millions)	$2,057.7	$2,238.8	$2,210.4	$2,007.7

	Class B
	Year Ended December 31,
	2018	2017	2016	2015 (a)
Net Asset Value, Beginning of Period	$10.19	$10.09	$9.95	$10.00

Income (Loss) from Investment Operations
Net investment income (b)	0.23	0.18	0.14	0.07
Net realized and unrealized gain (loss)	(0.23)	0.11	0.08	(0.12)

Total income (loss) from investment operations	0.00	0.29	0.22	(0.05)

Less Distributions
Distributions from net investment income	(0.23)	(0.17)	(0.08)	0.00
Distributions from net realized capital gains	0.00	(0.02)	0.00	0.00

Total distributions	(0.23)	(0.19)	(0.08)	0.00

Net Asset Value, End of Period	$9.96	$10.19	$10.09	$9.95

Total Return (%) (c)	0.07	2.82	2.21	(0.50	)(d)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	0.82	0.82	0.83	(e)
Net ratio of expenses to average net assets (%) (f)	0.69	0.68	0.68	0.70	(e)
Ratio of net investment income to average net assets (%)	2.34	1.73	1.34	1.00	(e)
Portfolio turnover rate (%)	262 (g)	308 (g)	298 (g)	325	(d) (g)
Net assets, end of period (in millions)	$0.5	$0.6	$0.6	$0.1

(a)	Commencement of operations was May 1, 2015.
(b)	Per share amounts based on average shares outstanding during the period.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 198%, 207%, 193% and 205% for the years ended December 31, 2018, 2017 and 2016 and the period ended December 31, 2015, respectively.

See accompanying notes to financial statements.

BHFTI-18

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust.

The series included in this report is TCW Core Fixed Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued on the basis of evaluated or composite bid quotations obtained from pricing services selected by the Adviser pursuant to authorization of and subject to general oversight by the Board. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options

BHFTI-19

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded over-the-counter (“OTC”) are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans (currently, the federal funds rate plus 2%). This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At December 31, 2018, the Portfolio had a payment of $5,968,851 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value at December 31, 2018. If measured at fair value, overdraft advances would have been considered as Level 2 in the fair value hierarchy at December 31, 2018. The Portfolio’s average overdraft advances during the year ended December 31, 2018 were not significant.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

BHFTI-20

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

BHFTI-21

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Upon making a commitment to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will hold liquid assets in a segregated account with the Portfolio’s Custodian, or set aside liquid assets in the Portfolio’s records, worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

Stripped Securities - The Portfolio may invest in “stripped securities,” a term used collectively for certain structured fixed income securities. Stripped securities can be principal only securities (“POs”), which are debt obligations that have been stripped of unmatured interest coupons or interest only securities (“IOs”), which are unmatured interest coupons that have been stripped from debt obligations. Stripped securities do not make periodic payments of interest prior to maturity. As is the case with all securities, the market value of stripped securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in stripped securities than for debt obligations of comparable maturities that currently pay interest. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Portfolio may not fully recoup the initial investment in IOs.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $41,586,080. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

BHFTI-22

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of December 31, 2018
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(67,030,546)	$—	$—	$—	$(67,030,546)
U.S. Treasury & Government Agencies	(157,426,255)	—	—	—	(157,426,255)
Total	$(224,456,801)	$—	$—	$—	$(224,456,801)
Total Borrowings	$(224,456,801)	$—	$—	$—	$(224,456,801)
Gross amount of recognized liabilities for securities lending transactions					$(224,456,801)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the contract or option may not correlate perfectly with changes in the value of the underlying instrument. If futures contracts are exchange-traded, the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures contracts against default. For OTC futures, the Portfolio’s ability to terminate the positions may be more limited than in the case of exchange-traded positions and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered commodities exchange (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Centrally Cleared Swaps: Clearinghouses currently offer clearing derivative transactions which include interest rate and credit derivatives. In a cleared derivative transaction, a Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of the original counterparty. The Portfolio typically will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

BHFTI-23

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. Upfront payments paid or received upon entering into the swap agreement compensate for differences between the stated terms of the swap agreement and prevailing market conditions (such as credit spreads, currency exchange rates, interest rates, and other relevant factors). Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. A Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the exchange on which these contracts trade.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates or to protect against currency fluctuations, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at December 31, 2018 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on centrally cleared swap contracts (a)	$1,143,340	Unrealized depreciation on centrally cleared swap contracts (a)	$1,094,345
	Unrealized appreciation on futures contracts (b)	4,754,220

Total		$5,897,560		$1,094,345

(a)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(b)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

BHFTI-24

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the year ended December 31, 2018:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(4,203,020)
Swap contracts	2,086

$(4,200,934)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$4,983,933
Swap contracts	48,995

$5,032,928

For the year ended December 31, 2018, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$334,175,000
Swap contracts	159,450,000

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or

BHFTI-25

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$5,321,904,506	$473,623,245	$5,612,178,290	$350,596,392

Purchases and sales of mortgage dollar rolls and TBA transactions for the year ended December 31, 2018 were as follows:

Purchases	Sales
$1,660,128,911	$1,842,649,614

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.550% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the year ended December 31, 2018 were $12,004,406.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. TCW Investment Management Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	Of the first $500 million
0.150%	Of the next $1.5 billion
0.200%	On amounts in excess of $2 billion

An identical agreement was in place for the period from May 1, 2017 through April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of

BHFTI-26

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$2,364,420,711

Gross unrealized appreciation	24,564,976
Gross unrealized depreciation	(35,914,508)

Net unrealized appreciation (depreciation)	$(11,349,532)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$56,591,522	$42,039,691	$—	$832,247	$56,591,522	$42,871,938

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$64,023,826	$—	$(11,349,532)	$(60,043,064)	$(7,368,770)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had accumulated short-term capital losses of $44,322,932 and accumulated long-term capital losses of $15,720,132.

9. Recent Accounting Pronouncements and SEC Update

In March 2017, FASB issued Accounting Standards Update No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20) - Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”) which amends the amortization period for certain purchased callable debt securities. Under the standards update, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently assessing the impact of ASU 2017-08, but does not believe the adoption will have a material impact on the Portfolios’ financial statements.

BHFTI-27

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) - Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-28

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of TCW Core Fixed Income Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the TCW Core Fixed Income Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the years ended December 31, 2018, 2017, 2016, 2015, and the period from May 1, 2015 (commencement of operations) through December 31, 2014, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the TCW Core Fixed Income Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 2018, 2017, 2016, 2015, and the period from May 1, 2015 (commencement of operations) through December 31, 2014, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-29

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-30

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-31

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-32

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-33

Brighthouse Funds Trust I

TCW Core Fixed Income Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

TCW Core Fixed Income Portfolio. The Board also considered the following information in relation to the Agreements with the Adviser and TCW Group, Inc. regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2018, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and since-inception (beginning May 1, 2015) periods ended June 30, 2018. The Board also considered that the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the one-year period ended September 30, 2018, and underperformed its benchmark for the three-year and since-inception periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the median of the Expense Group, Expense Universe, and Sub-advised Expense Universe. The Board further noted that the Portfolio’s contractual management fees were above the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-34

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A, B, and E shares of the Victory Sycamore Mid Cap Value Portfolio returned -9.95%, -10.15%, and -10.10%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned -12.29%.

MARKET ENVIRONMENT / CONDITIONS

After an uncanny calm in the markets in 2017, volatility returned with a vengeance to kick off and end 2018. In February, the market experienced its worst decline since early 2016. Fear of a global slowdown was the culprit then; however, reasons for February’s 2018 sell-off were arguably more benign. Speculation that wage inflation in a tight labor market led to the first bout of volatility. Then, later in the first quarter, talk of a “trade war” injected a level of uncertainty into the market.

Escalation in trade rhetoric prompted a thematic trade to unfold during the second quarter. Investors favored domestically oriented companies that were less likely to be impacted by an ensuing trade dispute. With economic data suggesting that the U.S. economy was still on solid footing, the U.S. Federal Reserve (the “Fed”) continued the path toward normalization by raising the federal funds rate to 1.75%–2.00% at the June meeting. The Fed’s hawkish tilt, coupled with a murky picture abroad, helped the U.S. dollar sustain its rally. Uncertainty surrounding the outcome from the trade spat and political developments in Europe curbed investors’ appetite for risk, which also helped lift the dollar against other world currencies. The changing narrative inflicted pain on emerging markets and commodities while at the same time boosting demand for smaller U.S.–based companies.

Resiliency of the U.S. equity market continued into the third quarter. Major U.S. equity indices shrugged off mounting concerns over trade, the possibility of contagion from emerging markets, a less accommodative Fed, and political dysfunction in Washington to end the quarter well into positive territory. The S&P 500 Index posted its biggest quarterly gain in almost five years, with the Index advancing in 11 out of the past 12 quarters. Solid earnings aided by late-cycle stimulus as well as capital return by U.S. companies helped drive the market higher.

The fourth quarter saw a reversal as the possibility for slowing economic growth and potential peaking in corporate earnings coupled with resolute commentary from the Fed weighed on market sentiment. In what was dubbed as “Red October” by some pundits, the S&P 500 Index experienced its worst monthly decline (-6.84%) since September 2011. Historically a relatively quiet month, December was anything but calm. The S&P 500 Index posted its worst Christmas Eve day decline on record, -2.71%, but a combination of oversold conditions coupled with widespread pessimism helped the S&P 500 Index reverse course the day after Christmas, which led to the best single day rally for the benchmark in nearly a decade (+4.96%). When the tumultuous quarter was over, all major U.S. equity market indices ended the year in negative territory.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Portfolio outperformed the Russell Midcap Value Index for the twelve-month period ended December 31, 2018. Stock selection was the key driver of relative performance while sector allocation modestly detracted for the period. Sector allocation is a by-product of the bottom-up stock selection process.

Specifically, stock selection in the Financials, Consumer Discretionary, Consumer Staples and Real Estate sectors contributed to performance for the period. However, an underweight in Real Estate coupled with an overweight in Consumer Staples partially offset the favorable impact from selection. Furthermore, an overweight in Information Technology (“IT”) was positive, but that was partially offset by unfavorable stock selection in the sector. Conversely, an underweight in Utilities—one of the best-performing sectors—was the largest detractor. Stock selection in the Energy, Communication Services, Industrials, and Health Care sectors also detracted from relative performance. Additionally, an overweight in Industrials subtracted from return. An underweight in Energy as well as a slight overweight in Communication Services partially offset the negative impact from selection in these sectors.

The Portfolio’s largest contributors in 2018 were real estate investment trust company National Retail Properties and Keysight Technologies. National Retail Properties was less impacted by pressures on the retail sector than originally anticipated. The company held a well-diversified portfolio, which included over 400 tenants in 48 states covering 37 lines of trade. The company generated an attractive cash flow stream and boasted a healthy balance sheet. The stock price benefited from a flight to safety given recent choppiness in the market. National Retail pays an attractive dividend, which it raised for the twenty-ninth consecutive year in July.

Shares of Keysight Technologies, a manufacturer of electronics test and measurement equipment for multiple industries, appreciated meaningfully throughout the year. Faster than anticipated recovery from the wildfires that temporarily shut down its Santa Rosa, California, headquarters in late 2017 was a positive development early in the year. Additionally, the company experienced solid growth across its end markets. Keysight plays a key role in the communications ecosystem, and the company experienced solid order growth as interest in 5G technology ramped up. Furthermore, Keysight remained well-positioned to benefit from the electrification of vehicles given that it provides various solutions to the automotive industry.

The Portfolio’s largest detractors in 2018 were in holdings Flex, Ltd., Cimarex Energy, and Devon Energy. Flex, Ltd., a leading electronic manufacturing services company (EMS), was the top detractor for the year. Overall, it was a highly disappointing year for the company. Shares sold off meaningfully—partly a result of management’s decision to exit a partnership with Nike. While the termination of the relationship with Nike was a disappointment, the project was under-

BHFTI-1

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Managed by Victory Capital Management Inc.

Portfolio Manager Commentary*—(Continued)

performing and was unprofitable for Flex. Shares reacted negatively to the announcement given the heightened focus on the project earlier this year.

Cimarex Energy and Devon Energy were two of the top detractors for the year. Shares were not immune to the sell-off in the sector as fears over an increase in supply and moderating global growth battered oil prices. U.S. crude plunged 38% during the quarter and ended the year down 25%. While the share price performance is disappointing, we believe that fundamentals for both companies remained intact.

The Portfolio’s turnover was in the lower end of the typical historical range. There were 13 new positions—with one (Perspecta, Inc.) a result of a spin-off from DXC Technology Company. During the year, 18 positions were sold including Perspecta.

Within Real Estate, the investment team initiated a position in Healthcare Trust of America and Public Storage. In Consumer Staples, two positions were initiated, Kimberly-Clark Corp. and Kroger. New positions were also added in the Consumer Discretionary, Financials, Health Care and IT sectors.

Within Materials, four positions were sold: Avery Dennison, Crown Holdings, Celanese Corp. and International Flavors & Fragrances. Three positions were sold in Industrials: Colfax, Inc., Old Dominion Freight Lines, and PACCAR, Inc. In Health Care, three positions were also sold: Agilent Technologies, HCA Healthcare, and Perrigo, Inc. Additional sales were made in the following sectors: Consumer Discretionary, Financials, and IT. Within IT, ARRIS International was divested after it was announced that CommScope would acquire the company. Within Energy, Energen Corp. was divested after the takeover offer by Diamondback Energy.

The biggest changes to sector weighting over the period occurred with increases in the Real Estate and Consumer Staples sectors. Other sector increases were in IT, Utilities, Financials, and Consumer Discretionary sectors. The largest sector weight decreases over the period were in Materials, Industrials, and Health Care. Energy and Communication Services sector weights also decreased. Sector allocation is a by-product of the bottom-up stock selection process and not a result of top-down tactical decisions.

As of December 31, 2018, the Portfolio was overweight the IT, Consumer Staples, Financials, Industrials, Communication Services, Consumer Discretionary, and Materials sectors relative to the Russell Midcap Value Index. Conversely, the Portfolio was underweight the Utilities, Real Estate, Health Care, and Energy sectors. Sector weighting decisions are a by-product of the bottom-up stock selection process and not a result of top-down tactical decisions.

Gary H. Miller

Gregory M. Connors

Jeffrey M. Graff

James M. Albers

Michael F. Rodarte

Portfolio Managers

Victory Capital Management Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year	Since Inception[2]
Victory Sycamore Mid Cap Value Portfolio
Class A	-9.95	2.80	10.27	—
Class B	-10.15	2.54	9.99	—
Class E	-10.10	2.64	—	7.06
Russell Midcap Value Index	-12.29	5.44	13.03	—

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

2 Inception dates of the Class A, Class B and Class E shares are 8/20/1997, 4/3/2001 and 4/25/2012, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Alleghany Corp.	2.6
National Retail Properties, Inc.	2.5
Reliance Steel & Aluminum Co.	2.4
SunTrust Banks, Inc.	2.1
Eastman Chemical Co.	2.0
Hasbro, Inc.	2.0
W.R. Berkley Corp.	2.0
Archer-Daniels-Midland Co.	1.9
Aflac, Inc.	1.8
Parker-Hannifin Corp.	1.8

Top Sectors

% of Net Assets
Financials	20.5
Information Technology	15.1
Industrials	13.3
Consumer Discretionary	9.5
Consumer Staples	8.9
Real Estate	7.3
Materials	6.7
Health Care	4.7
Utilities	4.6
Energy	4.4

BHFTI-3

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Victory Sycamore Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.60%	$1,000.00	$887.50	$2.85
	Hypothetical*	0.60%	$1,000.00	$1,022.18	$3.06

Class B (a)	Actual	0.85%	$1,000.00	$886.30	$4.04
	Hypothetical*	0.85%	$1,000.00	$1,020.92	$4.33

Class E (a)	Actual	0.75%	$1,000.00	$887.00	$3.57
	Hypothetical*	0.75%	$1,000.00	$1,021.43	$3.82

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
Textron, Inc. (a)	328,200	$15,093,918

Auto Components—1.4%
BorgWarner, Inc. (a)	355,388	12,346,179

Banks—3.7%
Prosperity Bancshares, Inc. (a)	218,650	13,621,895
SunTrust Banks, Inc.	360,925	18,205,057

		31,826,952

Building Products—1.0%
Owens Corning	204,475	8,992,811

Capital Markets—1.6%
E*Trade Financial Corp.	313,313	13,748,174

Chemicals—2.0%
Eastman Chemical Co.	240,775	17,603,060

Commercial Services & Supplies—1.3%
Republic Services, Inc. (a)	153,891	11,094,002

Communications Equipment—1.6%
Motorola Solutions, Inc. (a)	118,475	13,629,364

Construction & Engineering—1.6%
Quanta Services, Inc. (a)	468,650	14,106,365

Containers & Packaging—2.2%
AptarGroup, Inc. (a)	94,350	8,875,504
Packaging Corp. of America	124,206	10,366,233

		19,241,737

Electric Utilities—3.0%
Alliant Energy Corp. (a)	302,042	12,761,274
Xcel Energy, Inc.	260,595	12,839,516

		25,600,790

Electrical Equipment—1.0%
Hubbell, Inc.	83,784	8,323,103

Electronic Equipment, Instruments & Components—3.1%
Coherent, Inc. (a) (b)	64,900	6,860,579
Flex, Ltd. (b)	1,202,546	9,151,375
Keysight Technologies, Inc. (b)	175,173	10,874,740

		26,886,694

Entertainment—1.7%
Cinemark Holdings, Inc. (a)	416,380	14,906,404

Equity Real Estate Investment Trusts—7.3%
Healthcare Trust of America, Inc. - Class A	605,250	15,318,877
Lamar Advertising Co. - Class A (a)	222,959	15,424,304
National Retail Properties, Inc. (a)	446,426	21,656,125

Security Description	Shares	Value

Equity Real Estate Investment Trusts—(Continued)
Public Storage	55,475	$11,228,695

		63,628,001

Food & Staples Retailing—2.8%
Kroger Co. (The) (a)	465,025	12,788,187
Sysco Corp.	186,703	11,698,810

		24,486,997

Food Products—4.8%
Archer-Daniels-Midland Co.	406,182	16,641,277
Hormel Foods Corp. (a)	274,236	11,704,392
Ingredion, Inc.	149,351	13,650,681

		41,996,350

Health Care Equipment & Supplies—1.5%
Hologic, Inc. (b)	98,988	4,068,407
STERIS plc	80,325	8,582,726

		12,651,133

Health Care Providers & Services—3.3%
AmerisourceBergen Corp.	175,800	13,079,520
Quest Diagnostics, Inc. (a)	183,913	15,314,436

		28,393,956

Hotels, Restaurants & Leisure—2.8%
Darden Restaurants, Inc. (a)	117,218	11,705,389
Yum! Brands, Inc.	138,375	12,719,430

		24,424,819

Household Products—1.2%
Kimberly-Clark Corp.	94,025	10,713,209

Insurance—15.3%
Aflac, Inc.	344,694	15,704,259
Alleghany Corp. (a)	36,075	22,486,269
Allstate Corp. (The)	168,748	13,943,647
American Financial Group, Inc.	109,525	9,915,298
Arthur J. Gallagher & Co.	182,949	13,483,341
Fidelity National Financial, Inc.	399,760	12,568,454
Markel Corp. (a) (b)	13,793	14,317,824
Travelers Cos., Inc. (The)	111,650	13,370,088
W.R. Berkley Corp. (a)	236,388	17,471,437

		133,260,617

IT Services—7.0%
Black Knight, Inc. (b)	256,311	11,549,374
DXC Technology Co.	176,558	9,387,589
Fidelity National Information Services, Inc.	150,050	15,387,627
Leidos Holdings, Inc. (a)	203,825	10,745,654
MAXIMUS, Inc. (a)	213,185	13,876,212

		60,946,456

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares	Value

Leisure Products—2.0%
Hasbro, Inc. (a)	216,347	$17,578,194

Machinery—5.2%
AGCO Corp.	259,337	14,437,291
Ingersoll-Rand plc	94,268	8,600,070
Parker-Hannifin Corp.	105,183	15,686,992
Xylem, Inc.	94,890	6,331,061

		45,055,414

Media—2.3%
CBS Corp. - Class B	237,800	10,396,616
Interpublic Group of Cos., Inc. (The) (a)	467,737	9,649,414

		20,046,030

Metals & Mining—2.4%
Reliance Steel & Aluminum Co.	297,113	21,145,532

Multi-Utilities—1.6%
DTE Energy Co. (a)	127,357	14,047,477

Oil, Gas & Consumable Fuels—4.4%
Cimarex Energy Co. (a)	215,528	13,287,301
Devon Energy Corp.	485,093	10,933,996
Parsley Energy, Inc. - Class A (b)	484,756	7,746,401
PDC Energy, Inc. (a) (b)	212,323	6,318,733

		38,286,431

Road & Rail—1.5%
Landstar System, Inc. (a)	138,625	13,262,254

Software—2.3%
Nuance Communications, Inc. (a) (b)	951,400	12,587,022
Synopsys, Inc. (b)	90,545	7,627,511

		20,214,533

Specialty Retail—1.6%
AutoNation, Inc. (a) (b)	375,324	13,399,067

Technology Hardware, Storage & Peripherals—1.1%
Hewlett Packard Enterprise Co.	719,208	9,500,738

Textiles, Apparel & Luxury Goods—1.7%
Carter’s, Inc. (a)	181,750	14,834,435

Total Common Stocks (Cost $966,988,737)		861,271,196

Short-Term Investment—0.9%
Security Description	Principal Amount*	Value

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $7,930,657; collateralized by U.S. Treasury Note at 2.125%, maturing 03/31/24, with a market value of $8,093,218.	7,930,128	$7,930,128

Total Short-Term Investments (Cost $7,930,128)		7,930,128

Securities Lending Reinvestments (c)—21.0%

Certificates of Deposit—14.5%
Banco Del Estado De Chile New York 2.720%, 1M LIBOR + 0.250%, 03/20/19 (d)	5,000,000	4,999,570
2.820%, 1M LIBOR + 0.350%, 05/20/19 (d)	3,000,000	2,999,937
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	6,000,000	5,999,850
Bank of Nova Scotia 2.890%, SOFR + 0.430%, 05/16/19 (d)	6,000,000	5,999,996
Barclays Bank plc 2.500%, 02/01/19	4,000,000	3,999,484
Canadian Imperial Bank of Commerce 2.740%, 1M LIBOR + 0.270%, 07/19/19 (d)	4,000,000	3,998,376
China Construction Bank Corp. 2.550%, 01/07/19	3,000,000	3,000,000
Citibank N.A. 2.490%, 02/04/19	2,500,000	2,499,652
Commonwealth Bank of Australia 2.642%, 1M LIBOR + 0.210%, 09/13/19 (d)	5,000,000	5,000,000
Credit Industriel et Commercial Zero Coupon, 01/25/19	3,948,913	3,993,200
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (d)	1,000,000	1,000,025
Credit Suisse AG 2.620%, 04/01/19	5,000,000	4,997,410
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	4,000,000	3,999,704
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 01/15/19	6,947,412	6,992,860
MUFG Bank Ltd. 2.649%, 1M LIBOR + 0.300%, 05/01/19 (d)	3,000,000	3,000,018
Natixis New York 2.705%, 3M LIBOR + 0.090%, 05/10/19 (d)	3,000,000	2,998,110
2.810%, 1M LIBOR + 0.370%, 02/14/19 (d)	3,000,000	3,000,561
Royal Bank of Canada New York 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	5,000,000	4,994,885
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	6,000,000	5,999,508
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (d)	2,000,000	1,999,112
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	7,000,000	6,999,797
2.785%, 1M LIBOR + 0.330%, 05/17/19 (d)	2,000,000	1,999,954
State Street Bank and Trust 2.725%, 1M LIBOR + 0.270%, 05/15/19 (d)	4,000,000	3,999,920

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Sumitomo Mitsui Banking Corp., New York 2.549%, 1M LIBOR + 0.200%, 04/03/19 (d)	2,000,059	$1,999,408
2.559%, 1M LIBOR + 0.180%, 03/05/19 (d)	8,000,000	7,998,104
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 02/08/19	3,965,612	3,988,640
Svenska Handelsbanken AB 2.822%, 1M LIBOR + 0.300%, 10/31/19 (d)	4,000,000	3,999,064
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	5,000,000	4,995,240
Wells Fargo Bank N.A. 2.560%, 3M LIBOR + 0.140%, 07/11/19 (d)	7,000,000	7,006,072
2.730%, 3M LIBOR + 0.210%, 10/25/19 (d)	2,000,000	2,000,000

		126,458,457

Commercial Paper—4.0%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (d)	4,000,000	3,998,892
Banco Santander S.A. 2.740%, 02/07/19	3,971,991	3,988,352
Bank of China, Ltd. 2.690%, 01/17/19	4,966,375	4,994,130
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	5,000,000	5,000,465
2.725%, 3M LIBOR + 0.110%, 05/10/19 (d)	3,500,000	3,499,587
Matchpoint Finance plc 2.890%, 05/08/19	2,956,409	2,967,759
Sheffield Receivables Co. 2.930%, SOFR + 0.470%, 05/30/19 (d)	6,000,000	5,999,904
Westpac Banking Corp. 2.784%, 1M LIBOR + 0.280%, 05/24/19 (d)	4,000,000	3,999,840

		34,448,929

Repurchase Agreements—2.4%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $5,038,333; collateralized by various Common Stock with an aggregate market value of $5,500,917.	5,000,000	5,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $3,008,138; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $3,264,956.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,209,016; collateralized by U.S. Treasury Obligations with rates ranging from 1.125% - 2.750%, maturity dates ranging from 01/31/19 - 08/15/24, and an aggregate market value of $1,224,000.	1,200,000	1,200,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $916,730; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $934,916.	916,584	916,584

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,518,783; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	$2,500,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $8,060,107; collateralized by various Common Stock with an aggregate market value of $8,800,000.	8,000,000	8,000,000

		20,616,584

Time Deposit—0.1%
Royal Bank of Canada 2.420%, 01/02/19	1,000,000	1,000,000

Total Securities Lending Reinvestments (Cost $182,546,511)		182,523,970

Total Investments—120.9% (Cost $1,157,465,376)		1,051,725,294
Other assets and liabilities (net)—(20.9)%		(181,476,047)

Net Assets—100.0%		$870,249,247

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $181,775,523 and the collateral received consisted of cash in the amount of $182,373,355 and non-cash collateral with a value of $1,775,762. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government and sovereign foreign government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will also be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$861,271,196	$—	$—	$861,271,196
Total Short-Term Investment*	—	7,930,128	—	7,930,128
Total Securities Lending Reinvestments*	—	182,523,970	—	182,523,970
Total Investments	$861,271,196	$190,454,098	$—	$1,051,725,294

Collateral for Securities Loaned (Liability)	$—	$(182,373,355)	$—	$(182,373,355)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$1,051,725,294
Cash	53,314
Receivable for:
Investments sold	760,972
Fund shares sold	612,726
Dividends and interest	1,047,136
Prepaid expenses	2,802

Total Assets	1,054,202,244
Liabilities
Collateral for securities loaned	182,373,355
Payables for:
Investments purchased	347,454
Fund shares redeemed	307,988
Accrued Expenses:
Management fees	425,730
Distribution and service fees	133,127
Deferred trustees’ fees	151,460
Other expenses	213,883

Total Liabilities	183,952,997

Net Assets	$870,249,247

Net Assets Consist of:
Paid in surplus	$934,245,350
Distributable earnings (Accumulated losses)	(63,996,103)

Net Assets	$870,249,247

Net Assets
Class A	$253,859,003
Class B	593,275,978
Class E	23,114,266
Capital Shares Outstanding*
Class A	16,416,036
Class B	39,236,411
Class E	1,510,427
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.46
Class B	15.12
Class E	15.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,157,465,376.
(b)	Includes securities loaned at value of $181,775,523.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends	$18,768,876
Interest	54,864
Securities lending income	582,362

Total investment income	19,406,102
Expenses
Management fees	6,799,266
Administration fees	41,279
Custodian and accounting fees	74,954
Distribution and service fees—Class B	1,813,457
Distribution and service fees—Class E	42,023
Audit and tax services	44,662
Legal	54,374
Trustees’ fees and expenses	33,732
Shareholder reporting	176,111
Insurance	6,848
Miscellaneous	27,656

Total expenses	9,114,362
Less management fee waiver	(959,100)
Less broker commission recapture	(15,463)

Net expenses	8,139,799

Net Investment Income	11,266,303

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	31,443,442

Net change in unrealized depreciation on investments	(136,401,446)

Net realized and unrealized loss	(104,958,004)

Net Decrease in Net Assets From Operations	$(93,691,701)

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$11,266,303	$7,151,350
Net realized gain	31,443,442	207,396,189
Net change in unrealized depreciation	(136,401,446)	(113,649,854)

Increase (decrease) in net assets from operations	(93,691,701)	100,897,685

From Distributions to Shareholders (a)
Class A	(53,940,096)	(3,467,433)
Class B	(133,432,436)	(7,049,078)
Class E	(5,081,227)	(302,925)

Total distributions	(192,453,759)	(10,819,436)

Increase (decrease) in net assets from capital share transactions	41,194,208	(110,798,208)

Total decrease in net assets	(244,951,252)	(20,719,959)

Net Assets
Beginning of period	1,115,200,499	1,135,920,458

End of period	$870,249,247	$1,115,200,499 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	369,497	$6,648,666	531,849	$10,529,958
Reinvestments	3,070,011	53,940,096	178,091	3,467,433
Redemptions	(1,832,680)	(34,694,212)	(2,144,113)	(42,095,515)

Net increase (decrease)	1,606,828	$25,894,550	(1,434,173)	$(28,098,124)

Class B
Sales	1,012,781	$18,543,279	1,607,267	$30,912,593
Reinvestments	7,757,700	133,432,436	368,290	7,049,078
Redemptions	(7,362,240)	(137,205,952)	(6,042,221)	(117,145,137)

Net increase (decrease)	1,408,241	$14,769,763	(4,066,664)	$(79,183,466)

Class E
Sales	19,325	$363,671	37,438	$731,621
Reinvestments	292,024	5,081,227	15,679	302,925
Redemptions	(257,880)	(4,915,003)	(231,967)	(4,551,164)

Net increase (decrease)	53,469	$529,895	(178,850)	$(3,516,618)

Increase (decrease) derived from capital shares transactions		$41,194,208		$(110,798,208)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $6,206,038 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.89	$19.25	$17.61	$20.36	$22.73

Income (Loss) from Investment Operations
Net investment income (a)	0.24	0.16	0.21 (b)	0.14	0.13
Net realized and unrealized gain (loss)	(1.86)	1.71	2.45	(1.77)	1.70

Total income (loss) from investment operations	(1.62)	1.87	2.66	(1.63)	1.83

Less Distributions
Distributions from net investment income	(0.17)	(0.23)	(0.16)	(0.14)	(0.16)
Distributions from net realized capital gains	(3.64)	0.00	(0.86)	(0.98)	(4.04)

Total distributions	(3.81)	(0.23)	(1.02)	(1.12)	(4.20)

Net Asset Value, End of Period	$15.46	$20.89	$19.25	$17.61	$20.36

Total Return (%) (c)	(9.95)	9.77	15.78	(8.76)	9.96

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.69	0.68	0.68	0.67	0.69
Net ratio of expenses to average net assets (%) (d)	0.60	0.65 (e)	0.66	0.66	0.67
Ratio of net investment income to average net assets (%)	1.25	0.83	1.18 (b)	0.71	0.62
Portfolio turnover rate (%)	32	140	32	26	42 (f)
Net assets, end of period (in millions)	$253.9	$309.4	$312.8	$361.9	$431.4

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.50	$18.90	$17.30	$20.02	$22.42

Income (Loss) from Investment Operations
Net investment income (a)	0.19	0.10	0.17 (b)	0.09	0.08
Net realized and unrealized gain (loss)	(1.82)	1.68	2.40	(1.74)	1.67

Total income (loss) from investment operations	(1.63)	1.78	2.57	(1.65)	1.75

Less Distributions
Distributions from net investment income	(0.11)	(0.18)	(0.11)	(0.09)	(0.11)
Distributions from net realized capital gains	(3.64)	0.00	(0.86)	(0.98)	(4.04)

Total distributions	(3.75)	(0.18)	(0.97)	(1.07)	(4.15)

Net Asset Value, End of Period	$15.12	$20.50	$18.90	$17.30	$20.02

Total Return (%) (c)	(10.15)	9.47	15.50	(8.98)	9.64

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.94	0.93	0.93	0.92	0.94
Net ratio of expenses to average net assets (%) (d)	0.85	0.90 (e)	0.91	0.91	0.92
Ratio of net investment income to average net assets (%)	1.00	0.58	0.97 (b)	0.47	0.38
Portfolio turnover rate (%)	32	140	32	26	42 (f)
Net assets, end of period (in millions)	$593.3	$775.6	$791.9	$751.4	$871.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$20.71	$19.09	$17.46	$20.19	$22.58

Income (Loss) from Investment Operations
Net investment income (a)	0.21	0.13	0.19 (b)	0.11	0.10
Net realized and unrealized gain (loss)	(1.85)	1.69	2.43	(1.75)	1.68

Total income (loss) from investment operations	(1.64)	1.82	2.62	(1.64)	1.78

Less Distributions
Distributions from net investment income	(0.13)	(0.20)	(0.13)	(0.11)	(0.13)
Distributions from net realized capital gains	(3.64)	0.00	(0.86)	(0.98)	(4.04)

Total distributions	(3.77)	(0.20)	(0.99)	(1.09)	(4.17)

Net Asset Value, End of Period	$15.30	$20.71	$19.09	$17.46	$20.19

Total Return (%) (c)	(10.10)	9.59	15.65	(8.88)	9.74

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	0.83	0.83	0.82	0.84
Net ratio of expenses to average net assets (%) (d)	0.75	0.80 (e)	0.81	0.81	0.82
Ratio of net investment income to average net assets (%)	1.10	0.68	1.07 (b)	0.56	0.47
Portfolio turnover rate (%)	32	140	32	26	42 (f)
Net assets, end of period (in millions)	$23.1	$30.2	$31.2	$30.5	$38.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.01% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.01% the year ended December 31, 2017.
(f)	Excludes the effect of subscriptions in kind activity for the year ended December 31, 2014.

See accompanying notes to financial statements.

BHFTI-12

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”) , currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Victory Sycamore Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A, B and E shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820-Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker dealer quotes and quoted prices for similar assets. Short-term obligations with a

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Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through an independent pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”), currencies, and futures contracts that are traded OTC are generally valued on the basis of interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

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Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $7,930,128. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $20,616,584. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “lending agent”). Under the agreement, the lending agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the lending agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the lending agent and the Portfolio. On loans collateralized by government securities, a fee is received from the borrower and is allocated between the Portfolio and the lending agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

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Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The lending agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non U.S. Government	U.S. Government	Non U.S. Government
$0	$326,611,832	$0	$456,978,329

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Adviserss receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$6,799,266	0.700%	First $200 million
	0.650%	$200 million to $500 million
	0.625%	Over $500 million

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Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Victory Capital Management Inc. (the “Subadviser”) is compensated by Brighthouse Investment Advisers for providing subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.110%	First $200 million
0.080%	$200 million to $400 million
0.110%	$400 million to $500 million
0.085%	over $500 million

An identical agreement was in place for the period December 18, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B and Class E shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class E shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares and 0.25% of such Portfolios’ average daily net assets attributable to the Class E shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares and 0.15% of average daily net assets in the case of Class E shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

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Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$1,157,710,885
Gross unrealized appreciation	30,413,185
Gross unrealized depreciation	(136,398,776)

Net unrealized appreciation (depreciation)	$(105,985,591)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$16,057,395	$10,819,436	$176,396,364	$—	$192,453,759	$10,819,436

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$37,539,111	$4,601,836	$(105,985,591)	$—	$(63,844,644)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820)—Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

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Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Victory Sycamore Mid Cap Value (formerly, Invesco Mid Cap Value Portfolio) and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Victory Sycamore Mid Cap Value Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Victory Sycamore Mid Cap Value Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

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Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

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Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-21

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-22

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-23

Brighthouse Funds Trust I

Victory Sycamore Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Victory Sycamore Mid Cap Value Portfolio (formerly, Invesco Mid Cap Value Portfolio). The Board considered the following information in relation to the Advisory Agreement with the Adviser regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio outperformed the median of its Performance Universe and the average of its Morningstar Category for the one-year period ended June 30, 2018, and underperformed the median of its Performance Universe and the average of its Morningstar Category for the three-year and five-year periods ended June 30, 2018. The Board took into account that the Portfolio outperformed its benchmark, the Russell Midcap Value Index, for the one-year period ended September 30, 2018, and underperformed its benchmark for the three-year and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median, the Expense Universe median, and the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were below the averages of the Sub-advised Expense Group and the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-24

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Managed by Wells Capital Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the 12 months ended December 31, 2018, the Class A and B shares of the Wells Capital Management Mid Cap Value Portfolio returned -13.07% and -13.29%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index1, returned -12.29%.

MARKET ENVIRONMENT / CONDITIONS

2018 was a tale of two very different market environments. The first nine months of the year saw growth and momentum strategies significantly outperform. The U.S. equity markets took a dramatic shift for the last three months of the year as volatility increased significantly and concerns surrounding tighter monetary policy actions, potentially peak growth/margins and continued trade tensions worried investors. Midcap value stocks saw some of the largest multiple contraction of any style box during the first nine months of the year, but fared better over the last three months. The Russell Midcap Value Index sharply declined during the period. The Energy, Consumer Discretionary, and Materials sectors faced the most downward pressure, while the more defensive Communication Services and Utilities sectors fared the best as they were the only sectors with positive performance during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed the Russell Midcap Value Index over the twelve-month period. Relative sector weight differences were largely the driver for the Portfolio’s underperformance. Stock selection in Energy, Consumer Staples, and Materials detracted from relative performance. On the positive side, stock selection within Health Care and Financials were the largest contributors to relative performance.

Cimarex Energy Co. and Patterson-UTI Energy, Inc. were the largest detractors with the Energy sector and among the Portfolio as a whole. Both underperformed as oil prices contracted and investors’ concerns surrounding the lack of takeaway capacity out of the Permian basin weighed on the shares. Additionally, Patterson-UTI Energy faced increased supply concerns in its pressure pumping business. We view the Permian issues to be short term focused and maintained a favorable view in both names at period end.

Security selection in the Consumer Staples sector detracted from performance. Within the sector, Molson Coors Brewing Company, a manufacturer of private label food and beverage products, was the largest detractor. Beer volumes declined faster than expectations and synergies from the MillerCoors merger were slow to manifest. The company continued to produce strong free cash flow and has strengthened its balance sheet, which in our view, has increased its future financial flexibility.

In the Materials sector, higher input costs and trade tensions impacted many of the Portfolio’s holdings during the period. Sealed Air Corp. was particularly impacted from the spike in resin costs due in large part to supply outages related to the 2017 Gulf of Mexico hurricanes. At period end, we held a constructive view as Sealed Air has seen resin capacity recover, has raised prices, and announced an expense reduction program.

On the positive side, the Portfolio’s Health Care sector exposure to insurance and services names benefited performance. Humana, Inc. was the largest contributor to relative performance within the sector. Shares appreciated as the company continued to execute in its core Medicare business and through acquisitions in the home heath market.

The Portfolio also benefited from stock selection within the Financials sector. Within the insurance industry, insurance broker Brown & Brown, Inc. was a positive contributor to relative performance. The stock price advanced during the period as it delivered favorable results and continued to use its balance sheet strength to make acquisitions and return cash to shareholders.

During the period, the Portfolio increased its exposure in the Health Care sector, purchasing one new name and adding to many of the existing Portfolio names within the sector. The Portfolio’s positioning within the Industrials sector increased over the period, as we saw attractive buying opportunities in many of the stocks that were facing short term margin pressure. Conversely, we meaningfully decreased the Financials weighting as relative reward-to-risk valuations looked less attractive. Additionally, the Portfolio decreased its Materials overweight and exited positions in International Flavors & Fragrance, Inc. and Axalta Coating Systems over the period.

As of December 31, 2018, the Portfolio was highly diversified across sectors and industries, with the goal being to own companies that presented to us the best opportunity to deliver alpha over the next 3 to 5 years, while striving to achieve relative protection of capital in times of market stress. At period-end, the Portfolio’s largest overweight positions were in the Industrials and Health Care sectors. Within Industrials, the Portfolio owned an eclectic group of names that we believed to possess strong competitive advantages, sustainable free cash flow, and flexible balance sheets. In Health Care, the Portfolio’s overweight was primarily due to attractive opportunities we had found in insurance and services companies. The Portfolio’s largest underweights were in the Real Estate and Consumer Discretionary sectors. In the Real Estate sector, we saw less attractive reward-to-risk opportunities. In Consumer Discretionary, we

BHFTI-1

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Managed by Wells Capital Management, LLC

Portfolio Manager Commentary*—(Continued)

believed secular pressures impacting many names within the sector pointed to increased cash flow volatility and heightened risks.

James Tringas

Bryant VanCronkhite

Portfolio Managers

Wells Capital Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

BHFTI-2

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

AVERAGE ANNUAL RETURNS (%) (FOR THE YEAR ENDED DECEMBER 31, 2018)

	1 Year	5 Year	10 Year
Wells Capital Management Mid Cap Value Portfolio
Class A	-13.07	2.54	10.72
Class B	-13.29	2.27	10.44
Russell Midcap Value Index	-12.29	5.44	13.03

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF DECEMBER 31, 2018

Top Holdings

% of Net Assets
Brown & Brown, Inc.	3.0
Ameren Corp.	2.9
American Electric Power Co., Inc.	2.7
Kansas City Southern	2.6
Sealed Air Corp.	2.6
Fidelity National Information Services, Inc.	2.6
American Water Works Co., Inc.	2.6
Republic Services, Inc.	2.5
Molson Coors Brewing Co.- Class B	2.5
Jacobs Engineering Group, Inc.	2.5

Top Sectors

% of Net Assets
Financials	18.3
Industrials	18.0
Health Care	10.7
Information Technology	10.2
Materials	9.1
Utilities	9.0
Real Estate	6.7
Energy	6.2
Consumer Discretionary	5.1
Consumer Staples	4.0

BHFTI-3

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2018 through December 31, 2018.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Wells Capital Management Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value July 1, 2018	Ending Account Value December 31, 2018	Expenses Paid During Period** July 1, 2018 to December 31, 2018
Class A (a)	Actual	0.71%	$1,000.00	$888.50	$3.38
	Hypothetical*	0.71%	$1,000.00	$1,021.63	$3.62

Class B (a)	Actual	0.96%	$1,000.00	$887.40	$4.57
	Hypothetical*	0.96%	$1,000.00	$1,020.37	$4.89

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (184 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTI-4

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—97.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
Harris Corp.	60,977	$8,210,553

Auto Components—0.9%
Aptiv plc	64,865	3,993,738

Banks—4.1%
Fifth Third Bancorp	204,930	4,822,003
PacWest Bancorp (a)	174,173	5,796,477
Regions Financial Corp.	318,822	4,265,838
Zions Bancorp N.A. (a)	86,736	3,533,625

		18,417,943

Beverages—2.5%
Molson Coors Brewing Co. - Class B	202,461	11,370,210

Building Products—1.8%
A.O. Smith Corp.	31,078	1,327,031
Owens Corning	154,292	6,785,762

		8,112,793

Capital Markets—1.5%
Northern Trust Corp.	82,789	6,920,333

Chemicals—2.2%
PPG Industries, Inc.	95,960	9,809,991

Commercial Services & Supplies—3.5%
Republic Services, Inc.	158,201	11,404,710
Stericycle, Inc. (a) (b)	109,770	4,027,461

		15,432,171

Construction & Engineering—2.5%
Jacobs Engineering Group, Inc.	192,319	11,242,969

Construction Materials—1.0%
Eagle Materials, Inc.	72,368	4,416,619

Containers & Packaging—5.9%
International Paper Co.	166,701	6,728,052
Packaging Corp. of America	93,793	7,827,964
Sealed Air Corp. (a)	336,155	11,711,640

		26,267,656

Electric Utilities—3.5%
American Electric Power Co., Inc.	162,685	12,159,077
FirstEnergy Corp. (a)	95,383	3,581,632

		15,740,709

Electrical Equipment—0.8%
Acuity Brands, Inc. (a)	32,883	3,779,901

Energy Equipment & Services—2.1%
Baker Hughes a GE Co.	105,339	2,264,789
National Oilwell Varco, Inc. (a)	129,136	3,318,795

Energy Equipment & Services—(Continued)
Patterson-UTI Energy, Inc. (a)	350,018	3,622,686

		9,206,270

Equity Real Estate Investment Trusts—4.6%
American Campus Communities, Inc.	182,943	7,572,011
Invitation Homes, Inc.	359,774	7,224,262
Mid-America Apartment Communities, Inc.	62,462	5,977,613

		20,773,886

Health Care Equipment & Supplies—5.6%
Hologic, Inc. (b)	84,726	3,482,239
STERIS plc	57,390	6,132,121
Varian Medical Systems, Inc. (b)	73,961	8,380,521
Zimmer Biomet Holdings, Inc.	69,356	7,193,604

		25,188,485

Health Care Providers & Services—3.4%
AmerisourceBergen Corp. (a)	41,815	3,111,036
Humana, Inc.	26,755	7,664,772
Universal Health Services, Inc. - Class B (a)	38,064	4,436,740

		15,212,548

Hotels, Restaurants & Leisure—1.3%
Wendy’s Co. (The) (a)	364,730	5,693,435

Household Durables—1.4%
Mohawk Industries, Inc. (a) (b)	51,644	6,040,282

Household Products—1.4%
Church & Dwight Co., Inc.	48,357	3,179,957
Spectrum Brands Holdings, Inc.	77,717	3,283,543

		6,463,500

Industrial Conglomerates—1.5%
Carlisle Cos., Inc. (a)	67,271	6,762,081

Insurance—12.7%
Allstate Corp. (The)	102,389	8,460,403
Arch Capital Group, Ltd. (a) (b)	331,316	8,852,764
Brown & Brown, Inc.	492,997	13,586,997
Fidelity National Financial, Inc.	232,754	7,317,786
Loews Corp.	222,244	10,116,547
Willis Towers Watson plc (a)	54,754	8,314,942

		56,649,439

IT Services—6.9%
Amdocs, Ltd.	144,745	8,479,162
Euronet Worldwide, Inc. (a) (b)	77,260	7,909,879
Fidelity National Information Services, Inc.	113,860	11,676,343
Leidos Holdings, Inc.	53,765	2,834,491

		30,899,875

Life Sciences Tools & Services—1.7%
Charles River Laboratories International, Inc. (a) (b)	66,505	7,527,036

See accompanying notes to financial statements.

BHFTI-5

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Machinery—3.4%
Cummins, Inc.	38,723	$5,174,942
Deere & Co.	29,501	4,400,664
Stanley Black & Decker, Inc.	45,815	5,485,888

		15,061,494

Multi-Utilities—2.9%
Ameren Corp.	199,723	13,027,931

Multiline Retail—1.6%
Kohl’s Corp. (a)	109,341	7,253,682

Oil, Gas & Consumable Fuels—4.2%
Anadarko Petroleum Corp.	142,734	6,257,459
Cimarex Energy Co. (a)	103,612	6,387,680
Hess Corp. (a)	106,585	4,316,692
WPX Energy, Inc. (a) (b)	146,898	1,667,292

		18,629,123

Real Estate Management & Development—2.1%
CBRE Group, Inc. - Class A (b)	232,957	9,327,598

Road & Rail—2.7%
Kansas City Southern	123,580	11,795,711
Ryder System, Inc.	2,067	99,526

		11,895,237

Semiconductors & Semiconductor Equipment—1.1%
Analog Devices, Inc. (a)	31,475	2,701,499
MKS Instruments, Inc.	31,470	2,033,277

		4,734,776

Software—0.7%
Check Point Software Technologies, Ltd. (b)	31,264	3,209,250

Technology Hardware, Storage & Peripherals—1.5%
NCR Corp. (a) (b)	285,731	6,594,671

Water Utilities—2.6%
American Water Works Co., Inc.	128,126	11,629,997

Total Common Stocks (Cost $477,531,315)		435,496,182

Short-Term Investment—2.7%

Repurchase Agreement—2.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 12/31/18 at 1.200%, due on 01/02/19 with a maturity value of $12,128,472; collateralized by U.S. Treasury Note at 2.750%, maturing 02/15/24, with a market value of $12,371,021.	12,127,664	12,127,664

Total Short-Term Investments (Cost $12,127,664)		12,127,664

Securities Lending Reinvestments (c)—19.3%
Security Description	Principal Amount*	Value

Certificates of Deposit—9.2%
Bank of Montreal (Chicago) 2.710%, 1M LIBOR + 0.330%, 08/06/19 (d)	2,000,000	$1,999,950
Bank of Nova Scotia 2.890%, SOFR + 0.430%, 05/16/19 (d)	1,000,000	999,999
Barclays Bank plc 2.500%, 02/01/19	1,000,000	999,871
Canadian Imperial Bank of Commerce 2.556%, 3M LIBOR + 0.120%, 01/14/19 (d)	1,500,000	1,499,808
China Construction Bank Corp. 2.550%, 01/07/19	2,000,000	2,000,000
Citibank N.A. 2.490%, 02/04/19	2,000,000	1,999,722
Commonwealth Bank of Australia 2.617%, 3M LIBOR + 0.140%, 04/23/19 (d)	1,000,000	1,000,003
Cooperative Rabobank UA 2.608%, 3M LIBOR + 0.200%, 04/05/19 (d)	2,000,000	2,000,628
Credit Industriel et Commercial Zero Coupon, 01/25/19	1,974,456	1,996,600
Credit Industriel et Commercial (NY) 2.629%, 1M LIBOR + 0.250%, 02/05/19 (d)	1,000,000	1,000,025
Industrial & Commercial Bank of China, Ltd. 2.850%, 02/15/19	1,000,000	999,926
Mizuho Bank, Ltd., New York 2.649%, 1M LIBOR + 0.300%, 05/01/19 (d)	2,000,000	2,000,012
Natixis New York
2.731%, 3M LIBOR + 0.190%, 02/01/19 (d)	500,000	499,888
2.810%, 1M LIBOR + 0.370%, 02/14/19 (d)	3,000,000	3,000,561
Royal Bank of Canada New York
2.650%, 1M LIBOR + 0.250%, 01/11/19 (d)	2,000,000	2,000,016
2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	1,500,000	1,498,465
Skandinaviska Enskilda Banken 2.645%, 1M LIBOR + 0.190%, 04/17/19 (d)	2,000,000	1,999,836
Societe Generale 2.719%, 3M LIBOR + 0.160%, 05/07/19 (d)	2,000,000	1,999,112
Standard Chartered plc 2.686%, 1M LIBOR + 0.180%, 02/25/19 (d)	2,000,000	1,999,942
Sumitomo Mitsui Banking Corp. 2.590%, 1M LIBOR + 0.190%, 04/11/19 (d)	2,000,000	1,999,266
Sumitomo Mitsui Banking Corp., New York 2.559%, 1M LIBOR + 0.180%, 03/05/19 (d)	1,000,000	999,763
Svenska Handelsbanken AB 2.620%, 3M LIBOR + 0.100%, 04/30/19 (d)	1,000,000	999,955
Toronto-Dominion Bank 2.665%, 1M LIBOR + 0.210%, 09/17/19 (d)	2,000,000	1,998,096
U.S. Bank N.A. 2.764%, 1M LIBOR + 0.260%, 07/23/19 (d)	2,000,000	2,000,000
Westpac Banking Corp. 2.850%, FEDEFF PRV + 0.450%, 02/15/19 (d)	1,500,000	1,499,991

		40,991,435

Commercial Paper—2.3%
Alpine Securities Ltd. 2.529%, 1M LIBOR + 0.180%, 04/03/19 (d)	1,000,000	999,723

See accompanying notes to financial statements.

BHFTI-6

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2018

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
Banco Santander S.A. 2.740%, 02/07/19	1,489,497	$1,495,632
ING Funding LLC 2.707%, 1M LIBOR + 0.320%, 02/08/19 (d)	3,000,000	3,000,279
2.725%, 3M LIBOR + 0.110%, 05/10/19 (d)	1,000,000	999,882
Matchpoint Finance plc 2.890%, 05/08/19	1,970,939	1,978,506
UBS AG 2.779%, 1M LIBOR + 0.430%, 02/01/19 (d)	2,000,000	2,000,490

		10,474,512

Repurchase Agreements—7.8%
Citadel Clearing LLC Repurchase Agreement dated 12/31/18 at 3.000%, due on 04/02/19 with a maturity value of $3,023,000; collateralized by various Common Stock with an aggregate market value of $3,300,550.	3,000,000	3,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 12/31/18 at 2.790%, due on 02/04/19 with a maturity value of $1,002,713; collateralized by U.S. Treasury Obligations at 0.000%, maturing 02/12/19, and various Common Stock with an aggregate market value of $1,088,319.	1,000,000	1,000,000
Citigroup Global Markets, Ltd. Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $600,083; collateralized by U.S. Treasury Obligations with rates ranging from 0.375% - 1.875%, maturity dates ranging from 12/15/20 - 01/15/27, and an aggregate market value of $612,000.	600,000	600,000
Repurchase Agreement dated 12/31/18 at 2.490%, due on 01/02/19 with a maturity value of $900,125; collateralized by U.S. Treasury Obligations with rates ranging from 1.625% - 2.875%, maturity dates ranging from 06/30/20 - 11/15/46, and an aggregate market value of $918,000.	900,000	900,000
Deutsche Bank AG, London Repurchase Agreement dated 12/31/18 at 2.750%, due on 01/02/19 with a maturity value of $400,061; collateralized by U.S. Treasury and Foreign Obligations with rates ranging from 1.000% - 2.590%, maturity dates ranging from 03/31/19 - 12/29/26, and an aggregate market value of $408,000.	400,000	400,000
ING Financial Markets LLC Repurchase Agreement dated 12/31/18 at 2.870%, due on 01/02/19 with a maturity value of $3,543,753; collateralized by U.S. Government Agency and Treasury Obligations with rates ranging from 0.000% - 3.750%, maturity dates ranging from 03/27/19 - 11/15/28, and an aggregate market value of $3,614,053.	3,543,188	3,543,188
Merrill Lynch, Pierce, Fenner & Smith, Inc. Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $1,209,016; collateralized by various Common Stock with an aggregate market value of $1,320,000.	1,200,000	1,200,000
Repurchase Agreement dated 12/31/18 at 2.940%, due on 04/02/19 with a maturity value of $2,518,783; collateralized by various Common Stock with an aggregate market value of $2,750,000.	2,500,000	2,500,000

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance, Ltd. Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $500,071; collateralized by various Common Stock with an aggregate market value of $556,606.	500,000	$500,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $2,000,284; collateralized by various Common Stock with an aggregate market value of $2,226,425.	2,000,000	2,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/02/19 with a maturity value of $2,200,313; collateralized by various Common Stock with an aggregate market value of $2,449,067.	2,200,000	2,200,000
Societe Generale Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $900,127; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $985,928.	900,000	900,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $5,000,703; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $5,477,379.	5,000,000	5,000,000
Repurchase Agreement dated 12/31/18 at 2.530%, due on 01/02/19 with a maturity value of $3,000,422; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $3,286,428.	3,000,000	3,000,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $1,300,647; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $1,424,119.	1,300,000	1,300,000
Repurchase Agreement dated 12/31/18 at 2.560%, due on 01/07/19 with a maturity value of $6,903,435; collateralized by U.S. Treasury Obligations with rates ranging from 0.750% - 8.000%, maturity dates ranging from 09/30/19 - 08/15/46, and various Common Stock with an aggregate market value of $7,558,784.	6,900,000	6,900,000

		34,943,188

Total Securities Lending Reinvestments (Cost $86,415,638)		86,409,135

Total Investments—119.4% (Cost $576,074,617)		534,032,981
Other assets and liabilities (net)—(19.4)%		(86,648,965)

Net Assets—100.0%		$447,384,016

See accompanying notes to financial statements.

BHFTI-7

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2018

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of December 31, 2018, the market value of securities loaned was $85,109,825 and the collateral received consisted of cash in the amount of $86,378,081. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of December 31, 2018.
(d)	Variable or floating rate security. The stated rate represents the rate at December 31, 2018. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(FEDEFF PRV)—	Effective Federal Funds Rate
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of December 31, 2018:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$435,496,182	$—	$—	$435,496,182
Total Short-Term Investment*	—	12,127,664	—	12,127,664
Total Securities Lending Reinvestments*	—	86,409,135	—	86,409,135
Total Investments	$435,496,182	$98,536,799	$—	$534,032,981

Collateral for Securities Loaned (Liability)	$—	$(86,378,081)	$—	$(86,378,081)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTI-8

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Statement of Assets and Liabilities

December 31, 2018

Assets
Investments at value (a) (b)	$534,032,981
Receivable for:
Investments sold	262,896
Fund shares sold	30
Dividends and interest	443,831
Prepaid expenses	1,360

Total Assets	534,741,098
Liabilities
Collateral for securities loaned	86,378,081
Payables for:
Investments purchased	392,272
Fund shares redeemed	70,889
Accrued Expenses:
Management fees	258,140
Distribution and service fees	31,052
Deferred trustees’ fees	123,956
Other expenses	102,692

Total Liabilities	87,357,082

Net Assets	$447,384,016

Net Assets Consist of:
Paid in surplus	$472,221,010
Distributable earnings (Accumulated losses)	(24,836,994)

Net Assets	$447,384,016

Net Assets
Class A	$305,936,193
Class B	141,447,823
Capital Shares Outstanding*
Class A	30,715,070
Class B	14,238,746
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.96
Class B	9.93

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $576,074,617.
(b)	Includes securities loaned at value of $85,109,825.

Statement of Operations

Year Ended December 31, 2018

Investment Income
Dividends (a)	$8,260,788
Interest	101,658
Securities lending income	336,062

Total investment income	8,698,508
Expenses
Management fees	3,738,781
Administration fees	24,308
Custodian and accounting fees	48,246
Distribution and service fees—Class B	403,230
Audit and tax services	44,662
Legal	49,081
Trustees’ fees and expenses	33,732
Shareholder reporting	39,361
Insurance	3,310
Miscellaneous	27,183

Total expenses	4,411,894
Less management fee waiver	(334,516)
Less broker commission recapture	(23,400)

Net expenses	4,053,978

Net Investment Income	4,644,530

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	13,603,805

Net change in unrealized depreciation on investments	(86,383,579)

Net realized and unrealized loss	(72,779,774)

Net Decrease in Net Assets From Operations	$(68,135,244)

(a)	Net of foreign withholding taxes of $13.

See accompanying notes to financial statements.

BHFTI-9

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Year Ended December 31, 2018	Year Ended December 31, 2017
Increase (Decrease) in Net Assets:
From Operations
Net investment income	$4,644,530	$6,702,816
Net realized gain	13,603,805	51,937,850
Net change in unrealized depreciation	(86,383,579)	(2,521,160)

Increase (decrease) in net assets from operations	(68,135,244)	56,119,506

From Distributions to Shareholders (a)
Class A	(35,583,532)	(4,695,368)
Class B	(15,217,457)	(1,824,934)

Total distributions	(50,800,989)	(6,520,302)

Increase (decrease) in net assets from capital share transactions	16,301,711	(34,060,959)

Total increase (decrease) in net assets	(102,634,522)	15,538,245

Net Assets
Beginning of period	550,018,538	534,480,293

End of period	$447,384,016	$550,018,538 (b)

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Year Ended December 31, 2018		Year Ended December 31, 2017
	Shares	Value	Shares	Value
Class A
Sales	20,897	$250,713	39,560	$469,448
Reinvestments	3,146,201	35,583,532	396,903	4,695,368
Redemptions	(2,198,715)	(26,036,871)	(1,619,513)	(19,563,249)

Net increase (decrease)	968,383	$9,797,374	(1,183,050)	$(14,398,433)

Class B
Sales	1,658,389	$19,326,798	620,238	$7,413,922
Reinvestments	1,346,678	15,217,457	154,524	1,824,934
Redemptions	(2,372,924)	(28,039,918)	(2,411,810)	(28,901,382)

Net increase (decrease)	632,143	$6,504,337	(1,637,048)	$(19,662,526)

Increase (decrease) derived from capital shares transactions		$16,301,711		$(34,060,959)

(a)	Distributions from net investment income and realized gains are no longer required to be separately disclosed. The presentation for the year ended December 31, 2018 has been adjusted for this change (See Note 8). At December 31, 2017 the distributions were from net investment income.
(b)	As part of the update in (a), it is also no longer required to disclose the Undistributed net investment income (Accumulated losses) which was $5,853,769 as of December 31, 2017.

See accompanying notes to financial statements.

BHFTI-10

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.70	$11.59	$11.19	$16.34	$17.76

Income (Loss) from Investment Operations
Net investment income (a)	0.11	0.16	0.14 (b)	0.07	0.16
Net realized and unrealized gain (loss)	(1.63)	1.11	1.28	(1.06)	1.84

Total income (loss) from investment operations	(1.52)	1.27	1.42	(0.99)	2.00

Less Distributions
Distributions from net investment income	(0.15)	(0.16)	(0.13)	(0.15)	(0.15)
Distributions from net realized capital gains	(1.07)	0.00	(0.89)	(4.01)	(3.27)

Total distributions	(1.22)	(0.16)	(1.02)	(4.16)	(3.42)

Net Asset Value, End of Period	$9.96	$12.70	$11.59	$11.19	$16.34

Total Return (%) (c)	(13.07)	11.03	13.60	(8.95)	13.57

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	0.77	0.76	0.75	0.75
Net ratio of expenses to average net assets (%) (d)	0.71	0.71	0.75	0.75	0.75
Ratio of net investment income to average net assets (%)	0.97	1.33	1.27 (b)	0.53	0.98
Portfolio turnover rate (%)	31	164	145	95	85
Net assets, end of period (in millions)	$305.9	$377.7	$358.4	$454.3	$525.1

	Class B
	Year Ended December 31,
	2018	2017	2016	2015	2014
Net Asset Value, Beginning of Period	$12.66	$11.55	$11.16	$16.29	$17.72

Income (Loss) from Investment Operations
Net investment income (a)	0.08	0.13	0.11 (b)	0.04	0.11
Net realized and unrealized gain (loss)	(1.62)	1.11	1.27	(1.06)	1.83

Total income (loss) from investment operations	(1.54)	1.24	1.38	(1.02)	1.94

Less Distributions
Distributions from net investment income	(0.12)	(0.13)	(0.10)	(0.10)	(0.10)
Distributions from net realized capital gains	(1.07)	0.00	(0.89)	(4.01)	(3.27)

Total distributions	(1.19)	(0.13)	(0.99)	(4.11)	(3.37)

Net Asset Value, End of Period	$9.93	$12.66	$11.55	$11.16	$16.29

Total Return (%) (c)	(13.29)	10.79	13.18	(9.12)	13.23

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.02	1.02	1.01	1.00	1.00
Net ratio of expenses to average net assets (%) (d)	0.96	0.96	1.00	1.00	1.00
Ratio of net investment income to average net assets (%)	0.72	1.08	1.00 (b)	0.28	0.69
Portfolio turnover rate (%)	31	164	145	95	85
Net assets, end of period (in millions)	$141.4	$172.3	$176.1	$177.8	$223.6

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income per share and the ratio of net investment income to average net assets include a non-recurring refund for overbilling of prior years’ custodian out-of-pocket fees which amounted to less than $0.01 per share and 0.02% of average net assets, respectively.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTI-11

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018

1. Organization

Brighthouse Funds Trust I (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers forty-three series, each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Wells Capital Management Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser (together, the “Insurance Companies”).

The Portfolio has registered four classes of shares: Class A, B, C and E shares. Class A and B shares are currently offered by the Portfolio. Shares of each Class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each Class based on the relative net assets of each Class to the net assets of the Portfolio. Each Class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding Class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to December 31, 2018 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its portfolio investments for purposes of calculating its net asset value (“NAV”) using procedures approved by the Board of Trustees of the Trust (the “Board” or “Trustees”). Those procedures allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodologies used for a particular investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process. The Portfolio follows the accounting and reporting guidance of FASB Accounting Standards Codification Topic 820- Fair Value Measurement.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets in order to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets, or valued in reference to similar instruments traded on active markets, are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued on the basis of evaluated or composite bid quotations obtained from independent pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”), pursuant to the authorization of and subject to general oversight by the Board. Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a

BHFTI-12

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued on the basis of an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market value quotation or other observable inputs are readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures approved by, and under the general supervision of, the Board. In such a circumstance, the Board will be assisted in its responsibility to determine the fair value of an investment by the Valuation Committee (“Committee”) of Brighthouse Investment Advisers. The Committee provides general pricing oversight and fair value pricing determinations related to portfolio securities and meets on a regular basis to review reports relating to the valuation of the securities in the Portfolio. The Board has delegated to State Street Bank and Trust Company, the Trust’s custodian (“Custodian”), the responsibility for calculating the NAVs of the Trust’s Portfolios. The Committee is responsible for overseeing the calculation of the NAVs of the Portfolios by the custodian. The Committee also periodically reviews pricing services, including the pricing services providing fair value pricing for the Portfolio’s foreign securities, and is responsible for overseeing the correction of pricing errors and addressing other pricing issues that arise in the ordinary course of business, such as making real-time fair value determinations, as necessary.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid-in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. As of December 31, 2018, the Portfolio had no uncertain tax positions that would require financial statement recognition, or derecognition or disclosure.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to

BHFTI-13

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it.

At December 31, 2018, the Portfolio had direct investments in repurchase agreements with a gross value of $12,127,664. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $34,943,188. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at December 31, 2018.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio receives either cash or U.S. government securities as collateral against the loaned securities. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the year ended December 31, 2018 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at December 31, 2018 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at December 31, 2018.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of December 31, 2018, with a contractual maturity of overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate, and price fluctuations.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial

BHFTI-14

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

stability of those counterparties. The Adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under Global Master Repurchase Agreements (“GMRAs”) or Master Repurchase Agreements (“MRAs”), which provide the rights to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the year ended December 31, 2018 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$155,131,667	$0	$186,381,754

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the year ended December 31, 2018	% per annum	Average Daily Net Assets
$3,738,781	0.750%	First $200 million
	0.700%	Over $200 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wells Capital Management Incorporated (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, Brighthouse Investment Advisers has agreed, for the period April 30, 2018 to April 30, 2019, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	Of the first $50 million
0.075%	On the next $50 million
0.100%	On the next $100 million
0.050%	On the next $300 million
0.100%	On amounts over $500 million

An identical agreement was in place for the period June 1, 2017 to April 30, 2018. Amounts waived for the year ended December 31, 2018 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

BHFTI-15

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

Transfer Agency Agreement - Brighthouse Financial, Inc. serves as the transfer agent for the Trust. Brighthouse Financial, Inc. receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “Plan”) relating to Class B shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B shares of the Trust. Each Portfolio may not offer shares of each Class. The Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.50% of each Portfolio’s average daily net assets attributable to Class B shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares. The Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the year ended December 31, 2018 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust II, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at December 31, 2018 was as follows:

Cost basis of investments	$576,316,572
Gross unrealized appreciation	23,246,077
Gross unrealized depreciation	(65,529,668)

Net unrealized appreciation (depreciation)	$(42,283,591)

The tax character of distributions paid for the years ended December 31, 2018 and 2017 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2018	2017	2018	2017	2018	2017
$24,305,868	$6,520,302	$26,495,121	$—	$50,800,989	$6,520,302

As of December 31, 2018, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Depreciation	Accumulated Capital Losses	Total
$12,911,357	$4,668,775	$(42,283,591)	$—	$(24,703,459)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 22, 2010 may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2018, the Portfolio had no accumulated capital losses.

BHFTI-16

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Notes to Financial Statements—December 31, 2018—(Continued)

8. Recent Accounting Pronouncements and SEC Update

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820) - Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. Early adoption is permitted and, as such, management has elected to early adopt ASU 2018-13 effective with the current reporting period. The impact of the Portfolio’s adoption was limited to changes in the Portfolio’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosures requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Portfolio adopted the Final Rule with the most notable impacts being that the Portfolio is no longer required to present the components of distributable earnings on the Statement of Assets and Liabilities or the sources of distributions to shareholders and the amounts of undistributed net investment income on the Statements of Changes in Net Assets.

BHFTI-17

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Report of Independent Registered Public Accounting Firm

To the Shareholders of Wells Capital Management Mid Cap Value Portfolio and the Board of Trustees of Brighthouse Funds Trust I:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Wells Capital Management Mid Cap Value Portfolio (the “Portfolio”), one of the portfolios constituting the Brighthouse Funds Trust I, as of December 31, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Wells Capital Management Mid Cap Value Portfolio of the Brighthouse Funds Trust I as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 25, 2019

We have served as the auditor of one or more of the Brighthouse investment companies since 1983.

BHFTI-18

Brighthouse Funds Trust I

Trustees and Officers

MANAGEMENT OF THE TRUSTS

The Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BHF I” and “BHF II”, respectively, and collectively the “Trusts”) supervise the Trusts and are responsible for representing the interests of shareholders. The Trustees, the Chairman of the Board and the Chairmen of each subcommittee are the same for both Trusts. The Trustees of each Trust meet periodically throughout the year to oversee the Portfolios’ activities, reviewing, among other things, each Portfolio’s performance and its contractual arrangements with various service providers. The Trustees of each Trust elect the officers of the Trust, who are responsible for administering the Trust’s day-to-day operations.

Trustees and Officers

The Trustees and executive officers of the Trusts, as well as their principal occupations during the past five years, are set forth below. Unless otherwise indicated, the business address of each is c/o Brighthouse Funds, One Financial Center, Boston, Massachusetts 02111. Each Trustee who is deemed an “interested person,” as such term is defined in the 1940 Act, is referred to as an “Interested Trustee.” Those Trustees who are not “interested persons,” as such term is defined in the 1940 Act, are referred to as “Independent Trustees.” There is no limit to the term a Trustee may serve. Trustees serve until their death, resignation or removal in accordance with the BHF I Trust’s and BHF II Trust’s respective organizational documents and policies adopted by the Boards of the respective Trusts from time to time. Officers hold office at the pleasure of each Board and serve until their removal or resignation in accordance with the Trusts’ respective organizational documents and policies adopted by the Board of each Trust from time to time.

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Interested Trustee
John Rosenthal* (1960)	Trustee	Indefinite; From May 2016 (Trust I and Trust II) to present	Chief Investment Officer, Brighthouse Financial, Inc. (2017 to present); until 2017, Senior Managing Director and Head of Global Portfolio Management, MetLife, Inc.	72	None

Independent Trustees
Dawn M. Vroegop (1966)	Trustee and Chairman of the Board	Indefinite; From December 2000 (Trust I)/May 2009 (Trust II) to present as Trustee; From May 2016 (Trust I and Trust II) until present as Chairman	Private Investor.	72	Trustee, Driehaus Mutual Funds.**

Stephen M. Alderman (1959)	Trustee	Indefinite; From December 2000 (Trust I)/April 2012 (Trust II) to present	Shareholder in the law firm of Garfield and Merel, Ltd.	72	None

Robert J. Boulware (1956)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Managing Director, Pilgrim Funds, LLC (private equity fund).	72	Trustee, Vertical Capital Income Fund (closed-end fund);** Director, Gainsco, Inc. (auto insurance);** Trustee, SharesPost 100 Fund (closed-end fund).**

Susan C. Gause (1952)	Trustee	Indefinite; From March 2008 (Trust I)/April 2012 (Trust II) to present	Private Investor.	72	Trustee, HSBC Funds.**

BHFTI-19

Brighthouse Funds Trust I

Trustees and Officers—(Continued)

Name and Year of Birth	Current Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)	Number of Portfolios in Brighthouse Funds Complex(2) Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years(1)
Nancy Hawthorne (1951)	Trustee	Indefinite; From May 2003 (Trust II)/April 2012 (Trust I) to present	Partner, Hawthorne Financial Advisors, LLC (registered investment advisor); until 2014, Chief Executive Officer, Clerestory LLC (corporate advisor).	72	Director and Chairman of the Board of Directors, THL Credit, Inc.;** Director and Chairman of the Board, Avid Technology, Inc.;** Director, CRA International, Inc.**

Barbara A. Nugent (1956)	Trustee	Indefinite; From January 2014 (Trust I and Trust II) to present	President, True North Board Governance, LLC (consulting); until December 2013, partner in the law firm of Stradley Ronon Stevens & Young, LLP.	72	Independent Lead Trustee, BMT Investment Funds**

Christopher J. Towle (1957)	Trustee	Indefinite; From April 2018 (Trust I and Trust II) to present	Retired; until 2014, Partner, Portfolio Manager, Director of High Yield and Convertible Strategies, Lord Abbett & Co.	72	Trustee, Driehaus Mutual Funds**

Officers

Name and Year of Birth	Position(s) Held with Registrant	Length of Time Served	Principal Occupation(s) During the Past 5 Years(1)
Executive Officers
Kristi Slavin (1973)	President and Chief Executive Officer, of Trust I and Trust II	From May 2016 (Trust I and Trust II) to present	President, Brighthouse Investment Advisers, LLC (2016-present); formerly, Senior Vice President, MetLife Advisers, LLC; Vice President, MetLife, Inc.; Vice President, Trust I and Trust II (2015-2016).

Alan R. Otis (1971)	Chief Financial Officer and Treasurer, of Trust I and Trust II	From November 2017 (Trust I and Trust II) to present	Senior Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Vice President, Brighthouse Investment Advisers, LLC (2012-2017); Assistant Treasurer, Trust I and Trust II (2012-2017).

Andrew L. Gangolf (1954)	Secretary, of Trust I and Trust II	From May 2011 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2017-present); formerly, Senior Vice President, MetLife Advisers, LLC (2011-2017); until 2011, Senior Vice President & Assistant General Counsel, AllianceBernstein Investments, Inc.

Steven E. Hartstein (1963)	Chief Compliance Officer (“CCO”), of Trust I and Trust II	From February 2014 (Trust I and Trust II) to present	Senior Vice President and CCO, Brighthouse Investment Advisers, LLC (2017-present); Head of Investments Compliance, Vice President, Brighthouse Financial, Inc. (2017-present); formerly, Vice President, MetLife, Inc. (2013-2017); Senior Vice President and CCO, MetLife Advisers, LLC (2013-2017.)

Victor Soto (1978)	Vice President of Trust I and Trust II	From May 2018 (Trust I and Trust II) to present	Executive Vice President, Brighthouse Investment Advisers, LLC (2016-present); Assistant Vice President, MetLife Inc. (2015-2017); Portfolio Manager, 1st Global (2013-2015).

*	Mr. Rosenthal is an “interested person” of the Trusts because of his position with Brighthouse Financial, Inc., the current parent company of Brighthouse Investment Advisers, LLC.
**	Indicates a directorship with a registered investment company or a company subject to the reporting requirements of the Securities Exchange Act of 1934, as amended.
(1)	Previous positions during the past five years with the Trusts, Brighthouse Financial, Inc., MetLife, Inc. or the Manager are omitted if not materially different.
(2)	The Fund Complex includes 43 BHF I Portfolios and 29 BHF II Portfolios.

BHFTI-20

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting held on November 6-8, 2018 (the “November Meeting”), the Boards of Trustees (the “Board”) of Brighthouse Funds Trust I and Brighthouse Funds Trust II (“BFT I” and “BFT II,” respectively, and collectively, the “Trusts”), including a majority of the Trustees who are not “interested persons” of the Trusts (the “Independent Trustees”) under the Investment Company Act of 1940 (the “1940 Act”), approved the continuation of the Trusts’ advisory agreements (each, an “Advisory Agreement”) with Brighthouse Investment Advisers, LLC (the “Adviser”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between the Adviser and the investment sub-advisers (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for the series of the Trusts (each a “Portfolio,” and collectively, the “Portfolios”).

In making those approvals, the Board reviewed a variety of materials that were provided for the specific purpose of the annual contract renewal process. In addition, various materials provided to and discussed with the Board throughout the year informed the Board’s decision to renew the Agreements. In particular, the information for each Portfolio included, but was not limited to, investment performance reports, and reports on expenses, legal and compliance matters, asset pricing, brokerage commissions and trade execution.

The Board met in person with personnel of the Adviser on October 17, 2018 for the specific purpose of giving preliminary consideration to the proposed continuation of the Agreements (the “October Meeting”). At that meeting, the Adviser reviewed with the Board the performance and fees experienced by each Portfolio, as well as other information. During and after the October Meeting, the Independent Trustees communicated follow-up matters for management to address at the November Meeting. The Independent Trustees were advised by independent legal counsel throughout the contract renewal process, and met with independent legal counsel in several executive sessions outside of the presence of management.

Information furnished and reviewed specifically in connection with the renewal process included, but was not limited to, a report for each Portfolio that was prepared by Broadridge (“Broadridge”), an independent organization. In addition, the Independent Trustees reviewed a report that was prepared by JDL Consultants, LLC (“JDL”), an independent consultant to the Independent Trustees (“JDL Report”), which examined the comparative fees, expenses and performance of each Portfolio, based upon the Broadridge reports. Also, the Board reviewed the responses to wide-ranging questions from the Independent Trustees relating to the business, operations and performance of the Adviser and the Sub-Advisers that the Adviser and Sub-Advisers had prepared specifically for the renewal process, and reviewed a Portfolio-by-Portfolio analysis of the profitability to the Adviser of each Advisory Agreement, which was prepared by the Adviser for the renewal process.

At the November Meeting, the Board, including a majority of the Independent Trustees, concluded that the nature, extent and quality of services provided by the Adviser and each Sub-Adviser supported the renewal of the Agreements. The Board also concluded that the investment performance of each Portfolio was such that each Agreement should continue, and that the fees paid by each Portfolio to the Adviser appeared to be reasonable in light of the nature, extent and quality of the services provided by the Adviser and Sub-Adviser. Further, the Board concluded that the Adviser’s profitability in providing services under the Advisory Agreements did not appear unreasonable in light of the nature, extent and quality of the services provided by the Adviser. Finally, the Board reviewed the extent to which the investment advisory fees paid by the Portfolios shared economies of scale with investors or entailed the potential to share economies of scale with investors and concluded that those considerations generally supported the renewal of each Agreement. In approving the renewal of each of the Agreements, the Board, including the Independent Trustees, gave attention to all of the information that was furnished and each Trustee placed varying degrees of importance on the various pieces of information that were provided to them. The Board evaluated the information available to it on a Portfolio-by-Portfolio basis, and its decision was made separately with respect to each Portfolio. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board did not identify any single factor as determinative, and the Trustees generally attributed different weights to various factors for the various Portfolios.

Nature, extent and quality of services. The Board evaluated the nature, extent and quality of the services that the Adviser and the Sub-Advisers, as relevant, have provided to the Portfolios. The Board considered the Adviser’s services as investment manager to the Portfolios, including its services relating to the hiring and oversight of the Sub-Advisers, trading practices and oversight of transition management (as applicable), compliance programs and personnel, and risk management, among other things. The Adviser’s services in coordinating and overseeing the activities of the Trusts’ other service providers were also considered. The Board considered information received from the Trusts’ Chief Compliance Officer (“CCO”) regarding the Portfolios’ compliance policies and procedures that were established pursuant to Rule 38a-l under the 1940 Act. The Board also noted that the Adviser’s investment, compliance and legal staff conduct regular and periodic telephonic and in-person meetings with the Sub-Advisers to review and assess the services that are provided to the Portfolios, and that personnel of the Adviser prepare and present reports to the Independent Trustees regarding those meetings. In addition, throughout the year, the Board considered the expertise, experience and performance of the personnel of the Adviser who performed the various services that are mentioned above.

BHFTI-21

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

With respect to the services provided by each of the Sub-Advisers, the Board considered a variety of information that the Adviser and each Sub-Adviser prepared for the Board’s review. The Board considered each Sub-Adviser’s investment process and philosophy, and the investment performance experienced by the Portfolio (as described in more detail below). The Board took into account that each Sub-Adviser’s responsibilities include the development and maintenance of an investment program for the applicable Portfolio that is consistent with the Portfolio’s investment objectives, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. In particular, the Board considered, among other things, the Sub-Adviser’s current level of staffing as well as its compensation program and its overall resources. The Board reviewed each Sub-Adviser’s history and investment experience, as well as information provided regarding the qualifications, background and responsibilities of the Sub-Adviser’s investment and compliance personnel who provide services to the Portfolios. The Board also considered, among other things, each Sub-Adviser’s compliance program and regulatory and disciplinary history. In its review, the Board also took into account information regarding any services and/or payments provided to the Adviser by the Sub-Advisers in connection with marketing activities and considered representations from the Adviser that those payments were not considered in the Adviser’s recommendation to renew any of the Sub-Advisory Agreements.

Performance. The Board placed emphasis on the performance of each Portfolio in light of, among other things, its importance to investors. The Board considered the Adviser’s quarterly reviews with the Board of detailed information about each Portfolio’s investment strategies and performance results and composition, including discussions regarding the relevant effect of current market conditions. The Board reviewed and considered the reports prepared by Broadridge, which provided a statistical analysis comparing the Portfolios’ investment performance to that of comparable funds underlying variable insurance products (the “Performance Universe”). The Independent Trustees also met separately with representatives of JDL during the October Meeting to review the JDL Report. The Board also compared the performance records of the Portfolios to those of comparable funds and other accounts that were managed by the relevant Sub-Adviser, to the extent such information was available. The Board considered each Portfolio’s performance for periods subsequent to the performance period covered by the Broadridge reports, and the Adviser’s discussion of the same, including the effect of current market conditions on each Portfolio’s more recent performance. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including, in particular, that notable differences may exist between a Portfolio and those of the other funds in a Broadridge category (for example, the investment objectives(s) and investment strategies) and that the results of the performance comparisons may vary depending on (i) the end dates for the performance periods that were selected and (ii) the selection of the peer groups.

The Board focused particular attention on Portfolios with less favorable performance records. The Board noted the Adviser’s focus on each Sub-Adviser’s performance and that the Adviser has been active in monitoring and responding to any performance issues with respect to the Portfolios.

Fees and Expenses. The Board gave consideration to the level and method of computing the fees payable under the Agreements. The Board considered the Broadridge report for each of the Portfolios, which included comparisons for each Portfolio of its contractual management and sub-adviser fees (at current and various asset levels), and total expenses, with those of its peers, including as those peers were divided into a broad group of peer funds (“Expense Universe”), a narrower group of peer funds (“Expense Group”), a broad group of peer sub-advised funds (“Sub-advised Expense Universe”), and a narrower group of peer sub-advised funds (“Sub-advised Expense Group”). Broadridge selected the peer funds which were similarly situated funds underlying variable insurance products deemed to be comparable to the Portfolios. The Independent Trustees, with the assistance of JDL, also examined the JDL Report. The Board compared the fee payable to a Sub-Adviser by the Adviser with respect to the Portfolio to the fee payable to the Sub-Adviser by other comparable funds and other accounts, to the extent such information was available.

The Board noted that the sub-advisory fees for the Portfolios are paid by the Adviser out of the advisory fees, and that the Adviser negotiates the fees at arm’s length. The Board also considered that the Adviser had entered into expense limitation or management fee waiver agreements with certain of the Portfolios pursuant to which the Adviser had agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting a Portfolio’s total annual operating expenses.

Profitability. The Board examined the profitability to the Adviser of each Advisory Agreement, on a Portfolio-by-Portfolio basis. The Board also considered that an affiliate of the Adviser, Brighthouse Securities, LLC, serves as distributor for the Trusts, and, as such, receives Rule 12b-1 payments to support the distribution of the Portfolios. The Board considered the profitability to the Sub-Advisers and their affiliates as a result of their relationships with the Portfolios, to the extent available, and the Board considered the ability of the Adviser to negotiate with a Sub-Adviser at arm’s length. In reviewing the profitability analyses, the Board recognized that expense allocation methodologies are inherently subjective and various expense allocation methodologies may be reasonable while producing different results.

BHFTI-22

Brighthouse Funds Trust I

Wells Capital Management Mid Cap Value Portfolio

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements—(Continued)

Economies of scale. The Board also considered each Portfolio’s fees in light of its size. The Board noted the fee schedules for the Portfolios that contain breakpoints that reduce the fee rate above specified asset levels. The Board noted those Portfolios that did not have breakpoints in their advisory fee and took into account management’s discussion of the same. The Board noted that those Portfolios with Advisory Agreements containing breakpoints generally have breakpoints in the corresponding Sub-Advisory Agreement. The Board considered the effective fees under the Advisory Agreement and Sub-Advisory Agreement for each Portfolio as a percentage of assets at different asset levels and possible economies of scale that may be realized if the assets of the Portfolio grow. The Board examined, among other data, the effect of a Portfolio’s growth in size, and reduction in size, on various fee schedules and the Board reviewed the Broadridge and JDL Reports, which compared fees among peers. The Board also generally noted that if a Portfolio’s assets increase over time, the Portfolio may realize other economies of scale if assets increase proportionally more than certain other fixed expenses.

Other factors. The Board considered other benefits that may be realized by the Adviser and its affiliates from their relationship with the Trusts. Among them, the Board recognized that Brighthouse Securities, LLC, as the distributor for the Trusts, receives payments pursuant to Rule 12b-1 from the Portfolios to compensate for the provision of shareholder services and distribution activities, which could lead to growth in the Trusts’ assets and corresponding benefits from such growth, including economies of scale. The Board considered other benefits that may be realized by each Sub-Adviser and its affiliates from their relationship with the Trusts, including the opportunity to provide advisory services to additional portfolios of the Trusts and reputational benefits. In conjunction with these considerations, the Board noted the ongoing commitment of the Adviser to the Portfolios.

The Board requested, received, and considered information from the Adviser regarding possible conflicts of interest in the form of material benefits to the Adviser resulting from the Adviser’s affiliations and business relationships, as relevant. The Board considered the services that are provided to the Trusts by its service providers, and the manner in which any conflicts were mitigated.

*  *  *

Wells Capital Management Mid Cap Value Portfolio (formerly, Goldman Sachs Mid Cap Value Portfolio). The Board also considered the following information in relation to the Agreements with the Adviser and Wells Capital Management Incorporated regarding the Portfolio:

Among other data relating specifically to the Portfolio’s performance, the Board considered that the Portfolio underperformed the median of its Performance Universe and the average of its Morningstar Category for the one-, three-, and five-year periods ended June 30, 2018. The Board also considered that the Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one-, three-, and five-year periods ended September 30, 2018. The Board took into account management’s discussion of the Portfolio’s performance, including prevailing market conditions. In addition, the Board noted that the Sub-Adviser did not manage the Portfolio for all of the periods referenced.

The Board also considered that the Portfolio’s actual management fees and total expenses (exclusive of 12b-1 fees) were below the Expense Group median and Expense Universe median, and equal to the Sub-advised Expense Universe median. The Board further noted that the Portfolio’s contractual management fees were below the asset-weighted average of comparable funds selected by Broadridge at the Portfolio’s current size. The Board also noted that the Portfolio’s contractual sub-advisory fees were slightly above the average of the Sub-advised Expense Group and below the average of the Sub-advised Expense Universe at the Portfolio’s current size.

BHFTI-23

Item 2.  Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions (the “Code of Ethics”). During the period covered by this report, no material amendments were made to the provisions of the Code of Ethics, nor did the registrant grant any waivers, including any implicit waivers, from any provision of the Code of Ethics.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Robert J. Boulware, Susan C. Gause, Nancy Hawthorne, and Dawn M. Vroegop have each been determined to be an “audit committee financial expert” and each is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4.  Principal Accountant Fees and Services.

Information provided in response to Item 4 includes amounts billed during the applicable time period for services rendered by Deloitte & Touche LLP (“Deloitte”), the registrant’s principal accountant.

(a)        Audit Fees

The aggregate fees billed for professional services rendered by Deloitte for the audit of the registrant’s annual financial statements and for services that are normally provided by Deloitte in connection with statutory and regulatory filings for the fiscal years ended December 31, 2017 and December 31, 2018 were $2,508,323 and $2,472,886, respectively.

(b)        Audit-Related Fees

During the fiscal years ended December 31, 2017 and December 31, 2018, Deloitte billed $67,450 and $78,470, respectively, for assurance and related services that relate directly to the operations and financial reporting of the registrant, the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant. Represent fees for services rendered to the registrant as follows: (i) 17f-2 security count procedures for select portfolios for the years ended December 31, 2017 and 2018; and (ii) related to reorganizations involving certain portfolios of the registrant for fiscal year ended December 31, 2018.

(c)        Tax Fees

The aggregate fees billed for professional services rendered by Deloitte for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended December 31, 2017 and December 31, 2018 were $306,342 and $313,115, respectively. Represent fees for services rendered to the registrant for review of tax returns for the year end December 31, 2017 and for the fiscal year end December 31, 2018.

During the fiscal years ended December 31, 2017 and December 31, 2018, no fees for tax compliance, tax advice or tax planning services that relate directly to the operations and financial reporting of the registrant were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(d)        All Other Fees

The registrant was not billed for any other products or services provided by Deloitte for the fiscal years ended December 31, 2017 and December 31, 2018 other than the services reported in paragraphs (a) through (c) above.

During the fiscal years ended December 31, 2017 and December 31, 2018, no fees for other products or services that relate directly to the operations and financial reporting of the registrant, other than the services reported in paragraphs (a) through (c) above, were billed by Deloitte to the registrant’s investment adviser or any other entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant.

(e)(1)    The registrant’s Audit Committee has established pre-approval procedures pursuant to paragraph (c)(7)(i)(B) of Rule 2-01 of Regulation S-X, which include regular pre-approval procedures and interim pre-approval procedures. Under the regular pre-approval procedures, the Audit Committee pre-approves at its regularly scheduled meetings audit and non-audit services that are required to be pre-approved under paragraph (c)(7) of Rule 2-01 of Regulation S-X. Under the interim pre-approval procedures, any member of the Audit Committee who is an independent Trustee is authorized to pre-approve proposed services that arise between regularly scheduled Audit Committee meetings and that need to commence prior to the next regularly scheduled Audit Committee meeting. Such Audit Committee member must report to the Audit Committee at its next regularly scheduled meeting on the pre-approval decision.

(2)        Not applicable.

(f)         Not applicable.

(g)        The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and adviser affiliates that provide ongoing services to the registrant for 2017 and 2018 were $87,307 and $134,793, respectively.

(h)        The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)        Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7.     Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13.  Exhibits

(a)(1)    Code of Ethics is attached hereto.

(a)(2)    The certifications required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)    Not applicable.

(a)(4)    Not applicable.

(b)        The certifications required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST I

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	March 8, 2019

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	March 8, 2019